UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6067

DIMENSIONAL INVESTMENT GROUP INC.
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Santa Monica, CA			90401
(Address of principal executive offices)			(Zip code)

Catherine L. Newell, Esquire, Vice President and Secretary Dimensional Investment Group Inc., 1299 Ocean Avenue, Santa Monica, CA 90401
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-395-8005

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2006

ITEM 1.                                                     REPORTS TO STOCKHOLDERS.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Institutional Index Portfolio

Annual Report

Year Ended November 30, 2006

# Dimensional Investing

Dimensional Fund Advisors strives to deliver the performance of capital markets and add value through portfolio design and trading. The firm departs from the rules and rigidity of traditional indexing and avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors and we deliver them as intelligently and effectively as possible.

A look through our annual reports gives you a sense of our strategy line. As daunting as this variety may seem, all the strategies are easily understood if you look at the simple dimensions that drive returns. Financial science has documented that, over the long term, small cap stocks outperform large cap stocks, and value stocks outperform growth stocks. These returns seem to be compensation for risk. In fixed income, risk is well described by bond maturity and credit quality. Dimensional's vehicles deliberately target specific risk and return tradeoffs. They are diversified and painstakingly designed to work together in your total investment plan.

## Dimensional's Investment Strategies

$119 Billion in Assets Under Management Worldwide as of November 30, 2006

| Core Equity | Small Cap | Value | Tax-Managed | Fixed Income |
|---|---|---|---|---|
| US Core Equity | US Micro Cap | US Small Cap Value | US Small Cap | One-Year |
| International Core Equity | US Small Cap | US Targeted Value | US Small Cap Value | Two-Year Global |
| Emerging Markets Core Equity | International Small Cap | US Large Cap Value | US Equity | Five-Year Government |
| | Emerging Markets Small Cap | International Small Cap Value | US Marketwide Value | Five-Year Global |
| | | International Value | International Value | Intermediate Government |
| | | Emerging Markets Value | | Inflation-Protected Securities |
| | | | | Short-Term Municipal |

Throughout its history, Dimensional has sought to improve its strategies through efficient engineering and cost-effective trading. Our core equity strategies are the latest example of this evolution. Each core strategy targets a broad and diverse group of common stocks across various equity markets. But unlike conventional approaches, the securities are not held in their market-value proportions. The portfolios increase the relative weight of small cap and value stocks, where expected returns are greater. Because the architecture is seamlessly integrated and includes the full range of securities, the costs normally associated with maintaining multiple vehicles are greatly reduced.

The work is never complete, however, and Dimensional will continue to research solutions to address your future needs. We invite you to explore our website, www.dimensional.com, to learn more about the concepts and strategies of Dimensional investing.

Dimensional

Dimensional Fund Advisors is an investment advisor registered with the Securities and Exchange Commission. Consider the investment objectives, risks, and charges and expenses of the Dimensional funds carefully before investing. For these and other information about the Dimensional funds, please read the prospectus carefully before investing. Prospectuses are available by calling Dimensional Fund Advisors collect at (310) 395-8005; on the Internet at www.dimensional.com; or, by mail, DFA Securities Inc., c/o Dimensional Fund Advisors, 1299 Ocean Avenue, Santa Monica, CA 90401. Dimensional funds are distributed by DFA Securities Inc.

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ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

U.S. Large Company Institutional Index Portfolio vs. S&P 500 Index

September 23, 1999-November 30, 2006

Growth of $100,000,000
DFA US Large Company Institutional Index Portfolio
S&P 500 Index
$200,000,000
$100,000,000
$0
$122,745,037
$121,994,281
09/99
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	From 9/23/1999
	14.11%	5.98%	2.81%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. The S&P data are provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006—the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

2

U.S. Large Company Institutional Index Portfolio

The U.S. Large Company Institutional Index Portfolio seeks to produce returns similar to those of the S&P 500 Index® by purchasing shares of a Master Fund that invests in S&P 500 Index® stocks in approximately the same proportions as they are represented in the S&P 500 Index®. The Master Fund essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

For the year ended November 30, 2006, total returns were 14.11% for the U.S. Large Company Institutional Index Portfolio and 14.23% for the S&P 500 Index®. The securities in the Master Fund closely tracked the investment results of the S&P 500 Index®. Underperformance of the Portfolio relative to the Index was primarily due to differences in expenses between the Portfolio and the Index. Results for the S&P 500 Index® are not diminished by management and administrative expenses associated with running a live portfolio.

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FNMA  Federal National Mortgage Association

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,112.80	0.10%	$0.53
Hypothetical 5% Annual Return	$1,000.00	$1,024.57	0.10%	$0.51

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

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DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

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  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The U.S. Large Company Series of The DFA Investment Trust Company (Affiliated Investment Company) (Cost $636,502) at Value†	$877,455
Receivables:
Investment Securities Sold	172
Fund Shares Sold	201
Prepaid Expenses and Other Assets	18
Total Assets	877,846
LIABILITIES:
Payables:
Fund Shares Redeemed	373
Due to Advisor	19
Accrued Expenses and Other Liabilities	49
Total Liabilities	441
NET ASSETS	$877,405
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	79,734,596
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.00
NET ASSETS CONSIST OF:
Paid-in Capital	$734,777
Accumulated Net Investment Income (Loss)	4,034
Accumulated Net Realized Gain (Loss) of Investment Securities and Futures	(102,359)
Unrealized Appreciation (Depreciation) of Investment Securities and Futures	240,953
NET ASSETS	$877,405
(1) NUMBER OF SHARES AUTHORIZED	$200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends	$14,677
Interest	565
Income from Securities Lending	172
Expenses Allocated from Affiliated Investment Company	(343)
Total Investment Income	15,071
Expenses
Administrative Services Fees	385
Accounting & Transfer Agent Fees	24
Legal Fees	13
Audit Fees	2
Filing Fees	45
Shareholders' Reports	51
Directors'/Trustees' Fees & Expenses	11
Other	5
Total Expenses	536
Fees Waived, Expenses Reimbursed and/or Previously Waived Fees Recovered by Advisor (Note C)	(109)
Net Expenses	427
Net Investment Income (Loss)	14,644
Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(2,133)
Net Realized Gain (Loss) on Futures	927
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	93,381
Futures	(395)
Net Realized and Unrealized Gain (Loss)	91,780
Net Increase (Decrease) in Net Assets Resulting from Operations	$106,424

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.
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  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$14,644	$11,152
Net Realized Gain (Loss) on Investment Securities Sold	(2,133)	(4,755)
Net Realized Gain (Loss) on Futures	927	649
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	93,381	44,236
Futures	(395)	(31)
Net Increase (Decrease) in Net Assets Resulting from Operations	106,424	51,251
Distributions From:
Net Investment Income	(13,807)	(11,655)
Total Distributions	(13,807)	(11,655)
Capital Share Transactions (1):
Shares Issued	189,192	164,854
Shares Issued in Lieu of Cash Distributions	13,527	11,452
Shares Redeemed	(110,526)	(57,592)
Net Increase (Decrease) from Capital Share Transactions	92,193	118,714
Total Increase (Decrease) in Net Assets	184,810	158,310
Net Assets
Beginning of Period	692,595	534,285
End of Period	$877,405	$692,595
(1) Shares Issued and Redeemed:
Shares Issued	18,690	17,580
Shares Issued in Lieu of Cash Distributions	1,360	1,214
Shares Redeemed	(10,867)	(6,115)
	9,183	12,679
Accumulated Net Investment Income (Loss)	$4,034	$3,197

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.82	$9.23	$8.32	$7.36	$8.94
Income from Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.17	0.17	0.13	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	1.18	0.61	0.88	0.95	(1.58)
Total from Investment Operations	1.37	0.78	1.05	1.08	(1.47)
Less Distributions
Net Investment Income	(0.19)	(0.19)	(0.14)	(0.12)	(0.11)
Net Realized Gains	—	—	—	—	—
Total Distributions	(0.19)	(0.19)	(0.14)	(0.12)	(0.11)
Net Asset Value, End of Period	$11.00	$9.82	$9.23	$8.32	$7.36
Total Return	14.11%	8.50%	12.66%	14.94%	(16.61)%
Net Assets, End of Period (thousands)	$877,405	$692,595	$534,285	$398,955	$305,408
Ratio of Expenses to Average Net Assets (B)	0.10%	0.10%	0.10%	0.11%	0.10%
Ratio of Expenses to Average Net Assets (excluding waivers and assumption of expenses and/or Recovery of Previously Waived Fees)(B)	0.11%	0.14%	0.15%	0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.90%	1.82%	1.96%	1.69%	1.49%

See accompanying Notes to Financial Statements.
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  DIMENSIONAL INVESTMENT GROUP INC.
  U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which U.S. Large Company Institutional lndex Portfolio (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Company Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 18% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The Portfolio's investment reflects its proportionate interest in the net assets of the Series.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $18.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and futures from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

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4.  New Accounting Standards:  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor at an effective annual rate of 0.05% of average daily net assets.

Pursuant to a Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has contractually agreed to waive its administration fee to the extent necessary to reduce the Portfolio's expenses to the extent that its total direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Series) exceed 0.10% of its average daily net assets on an annualized basis. At any time that the total direct and indirect expenses of the Portfolio are less than 0.10% of its average daily net assets on an annualized basis, the Advisor retains the right to recover for any fees previously waived to the extent that such recovery will not cause the Portfolio's total direct and indirect expenses to exceed 0.10% of its average daily net assets on an annualized basis. The Portfolio is not obligated to reimburse the Advisor for fees waived by the Advisor more than thirty-six months prior to the date of such reimbursement. The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2006 to April 1, 2007, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Advisor recovered $1 (in thousands) of previously waived fees during the year ended November 30, 2006. At November 30, 2006, approximately $591 of previously waived fees (in thousands) are subject to future recovery to the Advisor over various periods not exceeding November 30, 2009.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

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D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. There were no permanent differences as of November 30, 2006.

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$11,655	—	$11,655
2006	13,807	—	13,807

As of November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforwards	Total Net Distributable Earnings (Accumulated Losses)
$4,061	$(84,916)	$(80,855)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

Expires on November 30,
2008	2009	2010	2011	2012	2013	2014	Total
$692	$51,761	$14,821	$13,996	—	$1,702	$1,944	$84,916

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$652,982	$240,953	$(16,480)	$224,473

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its

13

particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

On November 30, 2006, two shareholders held approximately 94% of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

14

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Company Institutional Index Portfolio and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Company Institutional Index Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The U.S. Large Company Series vs. S&P 500 Index

November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Large Company Series
S&P 500 Index
$30,000
$20,000
$10,000
$0
$21,699
$21,608
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	14.25%	6.05%	8.01%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,113.30	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Total
10.4%	9.2%	10.1%	20.6%	11.9%	10.9%	15.8%	3.0%	1.2%	3.4%	3.5%	100.0%

18

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.7%)
Consumer Discretionary — (8.7%)
* Comcast Corp. Class A	811,700	$32,841,382	0.7%
# Disney (Walt) Co.	810,700	26,793,635	0.5%
Home Depot, Inc.	800,500	30,394,985	0.6%
Time Warner, Inc.	1,577,400	31,768,836	0.6%
Other Securities		384,290,330	7.8%
Total Consumer Discretionary		506,089,168	10.2%
Consumer Staples — (7.7%)
Altria Group, Inc.	812,000	68,378,520	1.4%
# Coca-Cola Co.	790,400	37,014,432	0.7%
PepsiCo, Inc.	639,400	39,623,618	0.8%
Procter & Gamble Co.	1,231,500	77,325,885	1.6%
Wal-Mart Stores, Inc.	954,000	43,979,400	0.9%
Other Securities		181,967,255	3.6%
Total Consumer Staples		448,289,110	9.0%
Energy — (8.5%)
Chevron Corp.	852,500	61,652,800	1.2%
ConocoPhillips	639,100	43,011,430	0.9%
Exxon Mobil Corp.	2,305,800	177,108,498	3.6%
# Schlumberger, Ltd.	459,200	31,446,016	0.6%
Other Securities		180,595,535	3.7%
Total Energy		493,814,279	10.0%
Financials — (17.2%)
# American Express Co.	471,200	27,668,864	0.6%
American International Group, Inc.	1,007,900	70,875,528	1.4%
# Bank of America Corp.	1,755,400	94,528,290	1.9%
# Citigroup, Inc.	1,917,500	95,088,825	1.9%
# JPMorgan Chase & Co.	1,346,400	62,311,392	1.3%
# Merrill Lynch & Co., Inc.	343,800	30,058,434	0.6%
Morgan Stanley	415,800	31,667,328	0.6%
# The Goldman Sachs Group, Inc.	167,400	32,609,520	0.7%
# Wachovia Corp.	742,476	40,234,774	0.8%
# Wells Fargo & Co.	1,306,000	46,023,440	0.9%
Other Securities		472,510,466	9.6%
Total Financials		1,003,576,861	20.3%
Health Care — (10.0%)
Abbott Laboratories	592,600	27,650,716	0.6%
*# Amgen, Inc.	454,000	32,234,000	0.7%
# Johnson & Johnson	1,134,500	74,774,895	1.5%
Medtronic, Inc.	445,800	23,239,554	0.5%
Merck & Co., Inc.	844,000	37,566,440	0.8%
# Pfizer, Inc.	2,828,000	77,741,720	1.6%
UnitedHealth Group, Inc.	522,400	25,639,392	0.5%
Wyeth	521,900	25,197,332	0.5%
Other Securities		257,257,277	5.0%
Total Health Care		581,301,326	11.7%
Industrials — (9.1%)
# 3M Co.	292,100	23,794,466	0.5%
# Boeing Co.	308,300	27,293,799	0.5%
# General Electric Co.	4,004,000	141,261,120	2.8%

19

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Tyco International, Ltd.	781,400	$23,668,606	0.5%
United Parcel Service, Inc.	419,300	32,671,856	0.7%
United Technologies Corp.	392,300	25,315,119	0.5%
Other Securities		258,389,785	5.2%
Total Industrials		532,394,751	10.7%
Information Technology — (13.2%)
* Apple Computer, Inc.	329,900	30,245,232	0.6%
*# Cisco Sytems, Inc.	2,367,700	63,643,776	1.3%
*# Dell, Inc.	881,100	24,001,164	0.5%
*# Google, Inc.	82,600	40,054,392	0.8%
Hewlett-Packard Co.	1,062,300	41,918,358	0.8%
# Intel Corp.	2,237,100	47,762,085	1.0%
# International Business Machines Corp.	590,300	54,260,376	1.1%
# Microsoft Corp.	3,350,000	98,255,500	2.0%
*# Oracle Corp.	1,564,400	29,770,532	0.6%
# Qualcomm, Inc.	640,700	23,443,213	0.5%
Other Securities		314,044,355	6.3%
Total Information Technology		767,398,983	15.5%
Materials — (2.5%)
Total Materials		146,652,217	3.0%
Real Estate Investment Trusts — (1.0%)
Total Real Estate Investment Trusts		59,021,412	1.2%
Telecommunication Services — (2.9%)
# AT&T, Inc.	1,506,500	51,085,415	1.0%
# BellSouth Corp.	704,300	31,404,737	0.6%
# Verizon Communications, Inc.	1,124,300	39,283,042	0.8%
Other Securities		45,142,174	1.0%
Total Telecommunication Services		166,915,368	3.4%
Utilities — (2.9%)
Total Utilities		170,831,941	3.4%
TOTAL COMMON STOCKS		4,876,285,416	98.4%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $973,173,393 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA, rates ranging from 5.215%(r) to 6.875%(r), maturities ranging from 02/01/35 to 12/01/44, valued at $812,761,464) to be repurchased at $789,204,971	$789,089	789,088,800	16.0%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $104,025,000 FHLB Bonds 4.000%, 04/25/07 & 5.125%, 11/28/08, valued at $103,879,087) to be repurchased at $99,826,549	99,812	99,811,854	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $77,790,000 FNMA 5.50%, 02/01/35, valued at $61,778,342) to be repurchased at $60,873,775	60,865	60,865,000	1.2%
TOTAL TEMPORARY CASH INVESTMENTS		949,765,654	19.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,216,671,925)		$5,826,051,070	117.6%

See accompanying Notes to Financial Statements.
20

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE COMPANY SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands)

ASSETS:
Investments at Value (including $862,281 of securities on loan)	$4,876,285
Temporary Cash Investments at Value	949,766
Cash	2,568
Receivables:
Investment Securities Sold	1,809
Dividends and Interest	10,766
Fund Shares Sold	3,064
Securities Lending	122
Fund Margin Variation	29
Prepaid Expenses and Other Assets	55
Total Assets	5,844,464
LIABILITIES:
Payables:
Upon Return of Securities Loaned	888,901
Investment Securities Purchased	503
Fund Shares Redeemed	1,723
Due to Advisor	102
Accrued Expenses and Other Liabilities	255
Total Liabilities	891,484
NET ASSETS	$4,952,980
Investments at Cost	$3,266,906
Temporary Cash Investments at Cost	$949,766

See accompanying Notes to Financial Statements.
21

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE COMPANY SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends	$85,425
Interest	3,293
Income from Securities Lending	993
Total Investment Income	89,711
Expenses
Investment Advisory Services Fees	1,122
Accounting & Transfer Agent Fees	462
S & P 500® Fees	84
Custodian Fees	74
Legal Fees	29
Audit Fees	60
Shareholders' Reports	40
Trustees' Fees & Expenses	62
Other	68
Total Expenses	2,001
Net Investment Income (Loss)	87,710
Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)
Net Realized Gain (Loss) on Futures	6,769
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	523,721
Futures	(1,050)
Net Realized and Unrealized Gain (Loss)	520,806
Net Increase (Decrease) in Net Assets Resulting from Operations	$608,516

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE COMPANY SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$87,710	$72,280
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	(28,767)
Net Realized Gain (Loss) on Futures	6,769	5,427
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	274,881
Futures	(1,050)	(507)
Net Increase (Decrease) in Net Assets Resulting from Operations	608,516	323,314
Transactions in Interest:
Contributions	753,004	841,720
Withdrawals	(647,252)	(420,241)
Net Increase from Transactions in Interest	105,752	421,479
Total Increase (Decrease) in Net Assets	714,268	744,793
Net Assets
Beginning of Period	4,238,712	3,493,919
End of Period	$4,952,980	$4,238,712

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE COMPANY SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	14.25%	8.51%	12.77%	15.05%	(16.59)%
Net Assets, End of Period (thousands)	$4,952,980	$4,238,712	$3,493,919	$3,000,997	$2,623,557
Ratio of Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.87%	1.99%	1.75%	1.53%
Portfolio Turnover Rate	4%	6%	2%	8%	11%

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY
  THE U.S. LARGE COMPANY SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which The U.S. Large Company Series (the "Series") is presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $110.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to

25

shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$366,370
Sales	189,366

E.  Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains or losses have been deemed to have been "passed down" to its partners.

26

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,390,003	$1,754,582	$(318,534)	$1,436,048

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Futures Contracts: During the year ended November 30, 2006, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash with a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At November 30, 2006, the Series had outstanding 178 long futures contracts of the S&P 500 Index®, all of which expire on December 15, 2006. The value of such contracts (in thousands) on November 30, 2006 was $62,429, which resulted in an unrealized loss (in thousands) of $(1,398). Approximately $2,567 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.   Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings under this line of credit by the Series during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line

27

of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Series under the line of credit with the international custodian bank during the year ended November 30, 2006.

H.   Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

28

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Company Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

29

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

30

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

31

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

32

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

33

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

34

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

35

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

36

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

37

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualified Interest Income(3)
U.S. Large Company Institutional Index Portfolio	100.00%	100.00%	100.00%	78.32%	3.88%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

38

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DFA113006-006A

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

Year Ended November 30, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

Continued

ii

Continued

The DFA Investment Trust Company

Page
Performance Charts	141

Management's Discussion and Analysis	147

Disclosure of Fund Expenses	156

Disclosure of Portfolio Holdings	158

Schedules of Investments/Summary Schedules of Portfolio Holdings

The U.S. Large Company Series	160

The Enhanced U.S. Large Company Series	162

The U.S. Large Cap Value Series	164

The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)	166

The U.S. Small Cap Value Series	168

The U.S. Small Cap Series	170

The U.S. Micro Cap Series	172

The DFA International Value Series	174

The Japanese Small Company Series	178

The Asia Pacific Small Company Series	180

The United Kingdom Small Company Series	182

The Continental Small Company Series	184

The Emerging Markets Series	187

The Emerging Markets Small Cap Series	190

The DFA One-Year Fixed Income Series	194

The DFA Two-Year Global Fixed Income Series	196

Statements of Assets and Liabilities	198

Statements of Operations	202

Statements of Changes in Net Assets	206

Financial Highlights	210

Notes to Financial Statements	217

Report of Independent Registered Public Accounting Firm	228

Fund Management	229

Voting Proxies on Fund Portfolio Securities	236

Notice to Shareholders	237

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

iii

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DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# U.S. Large Company Portfolio vs. S&P 500 Index

November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Company Portfolio
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,410

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 14.12% | 5.95% | 7.91% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# Enhanced U.S. Large Company Portfolio vs. S&P 500 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Enhanced US Large Company Portfolio
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,152

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 13.52% | 5.91% | 7.78% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Large Cap Value Portfolio vs. Russell 1000 Value Index
## November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Cap Value Portfolio
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
$29,918
$27,408
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 17.97% | 12.45% | 11.59% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# U.S. Targeted Value Portfolio vs. Russell 2000 Value Index
## February 23, 2000-November 30, 2006

Growth of $10,000
DFA US Targeted Value Portfolio
Russell 2000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
$32,919
$28,493
02/00
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 2/23/2000 |
|---|---|---|---|
| | 19.48% | 19.18% | 19.24% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Small Cap Value Portfolio vs. Russell 2000 Value Index

November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Small Cap Value Portfolio
Russell 2000 Value Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$43,873
$35,594
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 20.29% | 20.19% | 15.94% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Core Equity 1 Portfolio vs. Russell 3000 Index
## September 15, 2005-November 30, 2006

Growth of $10,000

US Core Equity 1 Portfolio
Russell 3000 Index
$20,000
$10,000
$0
$11,697
$11,686
09/05
11/06

| Average Annual Total Return | One Year | From 9/15/2005 |
|---|---|---|
| | 14.35% | 13.70% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# U.S. Core Equity 2 Portfolio vs. Russell 3000 Index

September 15, 2005-November 30, 2006

Growth of $10,000

US Core Equity 2 Portfolio
Russell 3000 Index
$20,000
$10,000
$0
$11,827
$11,697
09/05
11/06

| Average Annual Total Return | One Year | From 9/15/2005 |
|---|---|---|
| | 15.50% | 14.83% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Vector Equity Portfolio vs. Russell 2500 Index
## December 30, 2005-November 30, 2006

Growth of $10,000

US Vector Equity Portfolio
Russell 2500 Index
$20,000
$10,000
$0
12/05
11/06
$11,865
$11,566

| Total Return | From 12/30/2005 |
|---|---|
| | 18.65% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Small Cap Portfolio vs. Russell 2000 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Small Cap Portfolio
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$30,590
$25,199

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 15.49% | 13.60% | 11.83% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# U.S. Micro Cap Portfolio vs.
# Russell 2000 Index
## November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Micro Cap Portfolio
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$35,559
$25,199

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 14.52% | 16.30% | 13.53% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# DFA Real Estate Securities Portfolio vs. Dow Jones Wilshire REIT Index, S&P 500 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Real Estate Securities Portfolio
Dow Jones Wilshire REIT Index
S&P 500 Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$47,433
$46,434
$21,699
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 38.23% | 24.48% | 16.60% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Dow Jones Wilshire data provided by Dow Jones Indexes. The S&P data are provided by Standard & Poor's Index Services Group.

# Large Cap International Portfolio vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000

DFA Large Cap International Portfolio
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$20,594
$20,107

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 28.00% | 13.96% | 7.49% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# International Core Equity Portfolio vs. MSCI World ex US Index (net dividends)

September 15, 2005-November 30, 2006

Growth of $10,000
International Core Equity Portfolio
MSCI World ex US Index (net dividends)
$20,000
$10,000
$0
09/05
11/06
$13,097
$12,919

| Average Annual Total Return | One Year | From 9/15/2005 |
|---|---|---|
| | 30.06% | 24.89% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## International Small Company Portfolio vs.
## MSCI EAFE Small Cap Index (net dividends), MSCI EAFE Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Small Company Portfolio
MSCI EAFE Small Cap Index (net dividends)
MSCI EAFE Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$25,456
$22,657
$17,960

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 28.51% | 24.68% | 9.79% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.675% of the net asset value at the time of purchase. Prior to April 1998, the reimbursement fee was 0.7%.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## Japanese Small Company Portfolio vs.
## MSCI Japan Small Cap Index (net dividends), MSCI Japan Small Cap Index (price-only)
### November 30, 1996-November 30, 2006

Growth of $10,000
DFA Japanese Small Company Portfolio
MSCI Japan Small Cap Index (net dividends)
MSCI Japan Small Cap Index (price-only)
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$9,713
$8,824
$8,332

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | -2.94% | 16.85% | -0.29% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

## Asia Pacific Small Company Portfolio vs.
## MSCI Pacific ex Japan Small Cap Index (net dividends), MSCI Pacific ex Japan Small Cap Index (price-only)
## November 30, 1996-November 30, 2006

Growth of $10,000
DFA Asia Pacific Small Company Portfolio
MSCI Pacific ex Japan Small Cap Index (net dividends)
MSCI Pacific ex Japan Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
$23,063
$20,214
$14,436
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 37.52% | 26.37% | 7.29% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## United Kingdom Small Company Portfolio vs.
## MSCI UK Small Cap Index (net dividends), MSCI UK Small Cap Index (price-only)
### November 30, 1996-November 30, 2006

Growth of $10,000
DFA UK Small Company Portfolio
MSCI UK Small Cap Index (net dividends)
MSCI UK Small Cap Index (price-only)
$40,000
$30,000
$20,000
$10,000
$0
$32,971
$32,208
$26,527
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 44.15% | 23.35% | 12.41% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## Continental Small Company Portfolio vs.
## MSCI Europe ex UK Small Cap Index (net dividends), MSCI Europe ex UK Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Continental Small Company Portfolio
MSCI Europe ex UK Small Cap Index (net dividends)
MSCI Europe ex UK Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$44,363
$39,191
$30,616

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 46.33% | 29.50% | 16.07% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

## DFA International Small Cap Value Portfolio vs.
## MSCI EAFE Small Cap Index (net dividends), MSCI EAFE Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Small Cap Value Portfolio
MSCI EAFE Small Cap Index (net dividends)
MSCI EAFE Small Cap Index (price-only)
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$31,286
$22,454
$17,960

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 31.73% | 28.78% | 12.09% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.675% of the net asset value at the time of purchase. Prior to April 1998, the reimbursement fee was 0.7%.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## Emerging Markets Portfolio vs.
## MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Emerging Markets Portfolio
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$30,000
$20,000
$10,000
$0
$27,284
$25,512
$23,493
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 31.31% | 26.67% | 9.82% |

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## Emerging Markets Small Cap Portfolio vs.
## MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
March 5, 1998-November 30, 2006

Growth of $10,000
DFA Emerging Markets Small Cap Portfolio
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$42,451
$35,957
$26,262
03/98
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 3/5/1998 |
|---|---|---|---|
| | 39.95% | 31.39% | 17.85% |

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# Emerging Markets Core Equity Portfolio vs. MSCI Emerging Markets Index (net dividends)

April 5, 2005-November 30, 2006

Growth of $10,000
DFA Emerging Markets Core Equity Portfolio
MSCI Emerging Markets Index (net dividends)
$20,000
$10,000
$0
$16,582
$15,490
04/05
2006
11/06

| Average Annual Total Return | One Year | From 4/5/2005 |
|---|---|---|
| | 33.39% | 54.90% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

## DFA One-Year Fixed Income Portfolio vs.
## Merrill Lynch Six-Month US Treasury Bill Index, Merrill Lynch One-Year US Treasury Note Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA One-Year Fixed Income Portfolio
Merrill Lynch Six-Month US Treasury Bill Index
Merrill Lynch One-Year US Treasury Note Index
$20,000
$10,000
$0
$15,188
$15,087
$14,792
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.58% | 2.63% | 4.20% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

# DFA Two-Year Global Fixed Income Portfolio vs. Merrill Lynch US Government/Corporate Index 1-3 Years

November 30, 1996-November 30, 2006

Growth of $10,000

DFA Two-Year Global Fixed Income Portfolio
Merrill Lynch US Government/Corporate Index 1-3 Years
$20,000
$10,000
$0
$16,195
$15,329
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.41% | 2.80% | 4.36% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# DFA Five-Year Government Portfolio vs.
# Lehman Brothers US Government Bond Index Intermediate
## November 30, 1996-November 30, 2006

Growth of $10,000
DFA Five-Year Government Portfolio
Lehman Brothers US Government Bond Index Intermediate
$20,000
$10,000
$0
$17,017
$16,386
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.36% | 4.26% | 5.06% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

# DFA Five-Year Global Fixed Income Portfolio vs. Lehman Brothers Aggregate Bond Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Five-Year Global Fixed Income Portfolio
Lehman Brothers Aggregate Bond Index
$20,000
$10,000
$0
$18,250
$16,996
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 3.89% | 4.20% | 5.45% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

## DFA Intermediate Government Fixed Income Portfolio vs. Lehman Brothers US Government Bond Index

November 30, 1996-November 30, 2006

Growth of $10,000

DFA Intermediate Government Fixed Income Portfolio
Lehman Brothers US Government Bond Index
$20,000
$10,000
$0
$18,425
$17,867
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 5.31% | 5.21% | 6.30% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# DFA Short-Term Municipal Bond Portfolio vs. Lehman Brothers Municipal Bond Index 3 Years
August 20, 2002-November 30, 2006

Growth of $10,000
DFA Short-Term Municipal Bond Portfolio
Lehman Brothers Municipal Bond Index 3 Years
$20,000
$10,000
$0
08/02
2004
2005
2006
11/06
$11,069
$10,879

| Average Annual Total Return | One Year | From 8/20/2002 |
| --- | --- | --- |
| | 3.01% | 1.99% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

DFA INVESTMENT DIMENSIONS GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006 - the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

Master-Feeder Structure

Certain portfolios described below, called "Feeder Funds," do not buy individual securities directly; instead, these portfolios invest in corresponding funds called "Master Funds." Master Funds, in turn, purchase stocks, bonds, and/or other securities.

Domestic Equity Portfolios' Performance Overview

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to produce returns similar to those of the S&P 500 Index® by purchasing shares of a Master Fund that invests in S&P 500 Index® stocks in approximately the same proportions as they are represented in the S&P 500 Index®. The Master Fund was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets. For the year ended November 30, 2006, total returns were 14.12% for the U.S. Large Company Portfolio, and 14.23% for the S&P 500 Index®. The securities in the Master Fund closely tracked the investment results of the S&P 500 Index®. Underperformance of the Portfolio relative to the Index was primarily due to differences in expenses between the Portfolio and the Index. Results for the S&P 500 Index® are not diminished by management and administrative expenses associated with running a live portfolio.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to achieve a total return that exceeds the total return performance of the S&P 500 Index® by purchasing shares of a Master Fund that uses an "enhanced cash" strategy. This strategy combines investment in high grade, short-term fixed income instruments with an overlay of S&P 500 Index® futures contracts or swaps. For the year ended November 30, 2006, more than 96% of the overlay instruments consisted of S&P 500 Index® futures contracts with one swap contract making up the remainder. The behavior of S&P 500 Index® futures contracts is determined principally by the performance of the S&P 500 Index®. For the year ended November 30, 2006, total return was 13.52% for the Enhanced U.S. Large Company Portfolio, and 14.23% for the S&P 500 Index®. Relative to the S&P 500 Index®, underperformance was mostly due to returns of the fixed income securities in the Master Fund as well as differences in costs between the Portfolio and the Index, the returns of which are not diminished by management and administrative expenses. An important component of the pricing of futures contracts is the short-term interest rate imbedded in the contracts. To the extent the fixed income assets in the Master Fund underperform the returns associated with the short-term interest rate imbedded in the futures contracts, the investment results of the Master Fund as a whole will generally underperform the S&P 500 Index®. For the year ending November 30, 2006, the average duration of fixed income securities in the Master Fund exceeded the estimated average duration of those imbedded in the futures contracts which contributed to the Portfolio's underperformance.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held more than 210 stocks as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 20.28% for the Russell 1000 Value Index® and 17.97% for the U.S. Large Cap Value Portfolio. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio. The Portfolio underperformed the Index by approximately 4 percentage points in July 2006, the month following the Russell 1000 Value Index® reconstitution. Stocks falling in the top decile when ranked by book-to-market ratio which includes the Portfolio's buy range underperformed other stocks in the Russell 1000 Value Index® outside the buy range. The exclusion of REIT securities, one of the top performing sectors in the Index, from the Portfolio also hurt performance.

U.S. Targeted Value Portfolio

During the fiscal year ended November 30, 2006, the U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio) sought to capture the returns of U.S. small capitalization value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employed a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small cap value stocks, but did not attempt to track closely a specific equity index. During the year ended November 30, 2006, the Master Fund refrained from purchasing the very smallest stocks falling in the bottom 2.5% of the U.S. total market capitalization. As of November 30, 2006, the Master Fund held more than 500 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 19.48% for the U.S. Targeted Value Portfolio. Relative to the Russell 2000 Value Index®, underperformance of the Portfolio was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately 7 percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

Note: Effective December 12, 2006, the U.S. Small XM Value Portfolio was renamed the U.S. Targeted Value Portfolio and the Master Fund revised its investment strategy so that U.S. companies whose market capitalizations generally are smaller than the 500th largest U.S. companies are eligible for investment by the Advisor.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held about 1,300 stocks and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 20.29% for the U.S. Small Cap Value Portfolio. Relative to the Russell 2000 Value Index®, underperformance of the Portfolio was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately 7 percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio seeks to capture the returns of the total U.S. market universe with increased exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. The Portfolio essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 14.44% for the Russell 3000 Index®

and 14.35% for the U.S. Core Equity 1 Portfolio. Relative to the Russell 3000 Index®, the underperformance of the Portfolio was partially attributable to differences in fees and expenses. Results for the Russell 3000 Index® are not diminished by management and administrative expenses associated with running a live portfolio. The exclusion of REIT securities, the best performing sector in the Index, also contributed to the performance lag.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe with greater exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 1 Portfolio and the U.S. market in general. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. The Portfolio essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 14.44% for the Russell 3000 Index® and 15.50% for the U.S. Core Equity 2 Portfolio. Relative to the Russell 3000 Index®, the outperformance of the Portfolio was attributable to the composition differences of large value stocks in the Portfolio compared to the Index.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of U.S. stocks with greater exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 2 Portfolio and the U.S. market in general. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. The Portfolio essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 11 months since the Portfolio's December 30, 2005 inception, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns for the 11 months since the Portfolio's inception were 15.66% for the Russell 2500 Index® and 18.65% for the U.S. Vector Equity Portfolio. Relative to the Russell 2500 Index®, the outperformance of the Portfolio was attributable to the composition differences of larger value stocks in the Portfolio compared to the Index.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks by purchasing shares of The U.S. Small Cap Series, a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held about 2,960 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. For the year ended November 30, 2006, total returns were 17.43% for the Russell 2000 Index® and 15.49% for the U.S. Small Cap Portfolio. Relative to the Russell 2000 Index®, the underperformance of the Portfolio was primarily due to lower exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised 7.6% of the Index) and the unsually large positive returns of the Index during its reconstitution in June 2006.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio seeks to capture the returns of very small U.S. company stocks by purchasing shares of The U.S. Micro Cap Series, a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held about 2,440 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 17.43% for the Russell 2000 Index®, and 14.52% for the U.S. Micro Cap Portfolio. Relative to the Russell 2000 Index®, the underperformance of the Portfolio was partially attributed to greater exposure to the smallest capitalization stocks. Stocks falling in the bottom 5% of the US equity universe when ranked by market capitalization underperformed the Russell 2000 Index®, and average weight allocated to this range was 98% for the Portfolio compared to 43% for the Index. Underperformance of the Portfolio was also attributable to lower exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised 7.6% of the Index) and the unusually large positive returns of the Index during its 2006 reconstitution.

DFA Real Estate Securities Portfolio

DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities, but does not attempt to track closely a specific index. As of November 30, 2006, the Portfolio held approximately 110 stocks, and was mostly invested in equities throughout the year: for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified approach, performance was determined principally by structural trends in the real estate securities market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, the REIT sector performed strongly, outperforming broad U.S. equity market indices by a wide margin. Total returns were 14.23% for the S&P 500 Index®, 39.37% for the Dow Jones Wilshire REIT Index, and 38.23% for the DFA Real Estate Securities Portfolio. Relative to the S&P 500 Index®, outperformance of the Portfolio was due to the Portfolio's larger allocation to real estate securities. The underperformance of the Portfolio compared to the Dow Jones Wilshire REIT Index was attributable to differences in expenses between the Portfolio and the Index, as well as the underperformance of certain net-lease and less liquid REIT securities that were included in the Portfolio but not in the Index.

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%
Mexico	39.80%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

Certain portfolios described below, called "Feeder Funds", do not buy individual securities directly; instead, these portfolios invest in corresponding funds called a "Master Fund". The Master Funds, in turn, purchase stocks, bonds, and/or other securities.

International Equity Portfolios' Performance Overview

Large Cap International Portfolio

The Large Cap International Portfolio seeks to capture the returns of international large company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap stocks, but does not attempt to track closely a specific equity index. The Portfolio held approximately 1,620 stocks in 22 developed country markets as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international stocks generally outperformed U.S. stocks in both local currency and U.S. dollar terms. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 14.23% for the S&P 500 Index® of U.S. stocks, and 28.00% for the Large Cap International Portfolio. Relative to the MSCI EAFE Index (net dividends), underperformance of the Portfolio was primarily due to differences in fees and expenses between the Portfolio and the Index. Results for the MSCI EAFE Index are not diminished by management and administrative expenses associated with running a live portfolio.

International Core Equity Portfolio

The International Core Equity Portfolio seeks to capture the returns of the broad universe of international stocks with increased exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to developed country stocks, but does not attempt to track closely a specific equity index. The Portfolio held about 3,900 stocks in 22 developed country markets as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international stocks generally outperformed U.S. stocks in both local currency and U.S. dollar terms. Total returns were 27.87% for the MSCI World ex-US Index (net dividends), 14.23% for the S&P 500 Index® of U.S. stocks, and 30.06% for the International Core Equity Portfolio. The outperformance of the Portfolio as compared to MSCI World ex-US Index (net dividends), was primarily due to a higher allocation to midcap and value stocks, which outperformed the Index, and a lower allocation to large growth stocks, which lagged the Index. Midcap and midcap value stocks comprised approximately 36% of the Portfolio compared to approximately 20% of the Index while large growth stocks comprised approximately 5% of the Portfolio compared to approximately 20% of the Index.

International Small Company Portfolio

The International Small Company Portfolio seeks to capture the returns of international small company stocks by purchasing shares of four Master Funds that individually invest in United Kingdom, European (excluding UK), Japanese and Asia Pacific small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Funds held approximately 4,330 stocks in 22 developed country markets, and were mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Funds' assets.

As a result of the Master Funds' diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international small company stocks underperformed large company stocks. Total returns were 28.20% for the large company MSCI EAFE Index (net dividends), 24.70% for the MSCI EAFE Small Cap Index (net dividends), 22.69% for the MSCI EAFE Small Cap Index (price only) and 28.51% for the International Small Company Portfolio. The MSCI EAFE Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI EAFE Small Cap Index (price only) for performance comparison purposes until the MSCI EAFE Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI EAFE Small Company Index (net dividends), the outperformance of the Portfolio was primarily due to the Portfolio's higher allocation to the United Kingdom, which outperformed the Index by approximately 16 percentage points. The UK comprised approximately 22% of the Portfolio versus approximately 16% of the Index. The Portfolio also benefited from the better performance of the Japanese Small Company Portfolio relative to its benchmark, the MSCI Japan Small Cap Index (net dividends) and a lower allocation to Japan (a country that underperformed the MSCI EAFE Small Company Index).

Japanese Small Company Portfolio

The Japanese Small Company Portfolio seeks to capture the returns of Japanese small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,250 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006 Japanese small company stocks underperformed Japanese large company stocks. Total returns were 12.56% for the large company MSCI Japan Index (net dividends), -5.34% for the MSCI Japan Small Cap Index (net dividends), -6.27 for the MSCI Japan Small Cap Index (price only) and -2.94% for the Japanese Small Company Portfolio. The MSCI Japan Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Japan Small Cap Index (price only) for performance comparison purposes until the MSCI JapanSmall Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Japan Small Company Index (net dividends), outperformance of the Portfolio was primarily due to greater exposure to small company stocks with market capitalizations below $1.5 billion. Stocks above $1.5 billion underperformed the Index by approximately 10 percentage points. Stocks under $1.5 billion comprised approximately 98% of the Portfolio compared to approximately 24% for the Index.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such stocks. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,050 stocks, and assets were allocated among four countries: Australia, Hong Kong, Singapore, and New Zealand (approximately 58%, 29%, 10%, and 3% respectively). Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor, subject to a weight cap for each country.The allocations do not represent a forecast of future performance and are subject to change by the Advisor. The Master Fund was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, Asia Pacific small company stocks outperformed large company stocks. Total returns were 29.20% for the MSCI Pacific Rim ex-Japan Large Company Index (net dividends), 36.27% for the MSCI Pacific Rim ex-Japan Small Cap Index (net dividends), 32.31% MSCI Pacific Rim ex-Japan Small Cap Index (price only), and 37.52% for the Asia Pacific Small Company Portfolio. The MSCI Pacific Rim ex-Japan Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Pacific Rim ex-Japan Small Cap Index (price only) for performance comparison purposes until the MSCI Pacific Rim ex-Japan Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Pacific Rim ex-Japan Small Company Index (net dividends), Portfolio outperformance was primarily due to greater exposure to small company stocks with market capitalization under $1.5 billion, which outperformed the Index by approximately 5 percentage points. Stocks under $1.5 billion represented approximately 97% of the Portfolio compared to approximately 71% for the Index.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio seeks to capture the returns of U.K. small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 540 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, U.K. small company stocks outperformed U.K. large company stocks. Total returns were 31.04% for the MSCI United Kingdom Large Company Index (net dividends), 42.15% for the MSCI U.K. Small Cap Index (net dividends), 39.04% for the MSCI U.K. Small Cap Index (price only) and 44.15% for the United Kingdom Small Company Portfolio. The MSCI U.K. Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI U.K. Small Cap Index (price only) for performance comparison purposes until the MSCI U.K. Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI U.K. Small Company Index, outperformance of the Portfolio was primarily due to greater exposure to small company stocks with market capitalization under $1.5 billion, which outperformed stocks in the Index of the same size by approximately 3 percentage points. Stocks under $1.5 billion represented 68% of the Portfolio compared to 66% for the Index. Stocks in the Portfolio above $1.5 billion also outperformed stocks of the same size in the Index by approximately 2.5 percentage points.

Continental Small Company Portfolio

The Continental Small Company Portfolio seeks to capture the returns of small company stocks in developed markets of Europe, excluding the U.K., by purchasing shares of The Continental Small Company Series, a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,470 stocks in
15 countries. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks constructed by the Advisor. Country allocations do not represent a forecast of future performance and are subject to change by the Advisor. The Master Fund was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, European small company stocks outperformed large company stocks. Total returns were 35.82% for the MSCI Europe ex-United Kingdom Large Company Index (net dividends), 47.35% for the MSCI Small Cap Europe ex-U.K Index (net dividends), 45.20% for the MSCI Small

Cap Europe ex-U.K Index (price-only), and 46.33% for the Continental Small Company Portfolio. The MSCI Small Cap Europe ex-U.K. Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Small Cap Europe ex-U.K. Index (price only) for performance comparison purposes until the MSCI Small Cap Europe ex-U.K. Index (net dividends) has at least ten years of data to report. The underperformance of the Portfolio relative to the MSCI Small Cap Europe ex-U.K. Index was primarily due to differences in fees and expenses between the Portfolio and the Index. Results for the MSCI Small Cap Index Europe ex-U.K. Index are not diminished by management and administrative expenses associated with running a live portfolio.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio seeks to capture the returns of international small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Portfolio held approximately 2,430 stocks in 22 developed country markets, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international small company stocks underperformed large company stocks. Total returns were 28.20% for the large company MSCI EAFE Index (net dividends); 24.70% for the MSCI EAFE Small Cap Index (net dividends), 22.69% for the MSCI EAFE Small Cap Index (price only), and 31.73% for the DFA International Small Cap Value Portfolio. The MSCI EAFE Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI EAFE Small Cap Index (price only) for performance comparison purposes until the MSCI EAFE Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI EAFE Small Cap Index (net dividends), the outperformance of the Portfolio was primarily due to greater exposure to small company value stocks, which outperformed small company growth stocks by approximately 19 percentage points. Small value stocks comprised 67% of the Portfolio compared to 20% of the Index. The Portfolio also benefited from a lower exposure to Japan, which underperformed the Index by approximately 30 percentage points.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 575 stocks in 17 countries. The Master Fund was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets outperformed developed country stocks. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), and 31.31% for the Emerging Markets Portfolio. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Portfolio was primarily due to a lack of exposure to China and Russia, which returned approximately 65% and 58% respectively and represented about 17% of the Index, compared to 0% of the Portfolio. The drag in performance due to withholding taxes should also be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio seeks to capture the returns of small company stocks in selected emerging markets by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 2,000 stocks in 16 countries. The Master Fund essentially was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets small company stocks outperformed developed country stocks and core emerging markets strategies. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), and 39.95% for the Emerging Markets Small Cap Portfolio. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), outperformance of the Portfolio was primarily due to greater exposure to stocks with market capitalizations below $1.5 billion, which outperformed the Index by approximately 10 percentage points. The average weight allocated to stocks in this range was 79% for the Portfolio compared to 6% for the Index. The drag in performance due to withholding taxes should be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio seeks to capture the returns of the broad universe of emerging market stocks with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to stocks in emerging market countries, but does not attempt to track closely a specific equity index. The Portfolio held approximately 2,100 stocks in 16 countries as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets outperformed developed country stocks. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), and 33.39% for the Emerging Markets Core Equity Portfolio. Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Portfolio was primarily due to a lack of exposure to China and Russia, which returned 65% and 58% respectively and represented 17% of the Index and differences in fees and expenses between the Portfolio and the Index. The Portfolio's performance lag was partially offset by its higher allocation to small company and value stocks, which outperformed large company and growth stocks in emerging markets.

Fixed Income Market Review  Year Ended November 30, 2006

For the year ended November 30, 2006, short-term interest rates rose while longer-term rates fell slightly. The Federal Reserve paused its credit tightening cycle after raising the target rate for federal funds five times over the last twelve months from 4.00% to 5.25% by November 30, 2006. The three-month London Interbank Offered Rate ("LIBOR"), a widely-used benchmark of short-term interest rates, rose 95 basis points during the year ended November 30, 2006, while the yield on 10-year U.S. Treasury notes fell two basis points. The yield curve flattened and inverted during the year under review with yields on short term instruments exceeding yields on intermediate and long-term instruments.

	11/30/05	11/30/06	Change
Three-month LIBOR	4.42%	5.37%	21.5%
10-Year U.S. Treasury note yield	4.48%	4.46%	–0.45%

Source: LIBOR data provided by the British Bankers' Assocation. US Treasury note data provided by Bloomberg.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. As a result, total return for fixed income strategies was primarily a function of maturity. The pattern of returns was "u-shaped", with lower returns for five-year instruments than for three month or longer-term instruments. For the year ended November 30, 2006, total returns were 4.75% for three-month U.S. Treasury bills, 3.90% for five-year U.S. Treasury notes and 5.20% for 30-year U.S. government bonds.

Source: Lehman Brothers data provided by Lehman Brothers Inc.

The Advisor's fixed income approach is based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios were shortened, reflecting flattening yield curves in the U.S.

Fixed Income Portfolio Performance Overview

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high quality fixed-income securities with an average maturity of one year or less by purchasing shares of a Master Fund that invests in these securities. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented.

The Master Fund was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets. The average maturity of the Master Fund shortened significantly during the year under review, from approximately 304 days on November 30, 2005, to 36 days, on November 30, 2006. For the year ended November 30, 2006, total returns were 4.58% for the DFA One-Year Fixed Income Portfolio, 4.73% for the Merrill Lynch Three-Month U.S. Treasury Bill Index, 4.71% for the for the Six-Month US Treasury Index and 4.43% for the One-Year US Treasury Index. The Portfolio outperformed the Merrill Lynch One-Year US Treasury Index but underperformed the Six-Month US Treasury Index primarily due to to differences in fees and expenses. Results for the Six-Month US Treasury Index® are not diminished by management and administrative expenses associated with running a live portfolio. Return differences were also attributable to maturity differences as the Portfolio maintained a longer average maturity than the Index during the first several months of the year ended November 30, 2006.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities, high quality corporate securities, and currency-hedged global fixed income instruments, maturing in two years or less by purchasing shares of a Master Fund that invests in these securities. Eligible countries include but are not limited to the United States, Canada, the United Kingdom, Germany, Switzerland, Japan, France, Australia, the Netherlands, Sweden and Denmark. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk adjusted expected returns. Maturities are shifted if premiums can be documented.

The average maturity of the Master Fund was shortened slightly from 1.04 years on November 30, 2005 to 0.90 years on November 30, 2006. The Master Fund was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets. For the year ended November 30, 2006, total returns were 4.41% for the DFA Two-Year Global Fixed Income Portfolio and 4.60% for the Merrill Lynch U.S. Government Corporate Index 1-3 years. Relative to the Merrill Lynch U.S. Government Corporate Index 1-3 years, underperformance of the Portfolio was primarily due to to differences in fees and expenses. Results for the Merrill Lynch U.S. Government Corporate Index 1-3 years are not diminished by management and administrative expenses associated with running a live portfolio. Return differences were also attributable to the Portfolio's global allocation, which changed significantly during the year as the Portfolio lowered its U.S. and Canada allocation to take advantage of positive expected return premiums in Yen and Eurodenominated yield curves.

DFA Five-Year Government Portfolio

The DFA Five-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in five years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented. The average maturity of the Portfolio decreased significantly from 2.48 years on November 30, 2005 to 0.15 years on November 30, 2006.

The Portfolio was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets. For the year ended November 30, 2006, total returns were 4.36% for the DFA Five-Year Government Portfolio, and 4.87% for the Lehman Brothers Intermediate Government Index. Relative to the Lehman Brothers Intermediate Government Index, underperformance of the Portfolio was due to its shorter average maturity. The Portfolio had lower exposure to securities in the intermediate segment of the yield curve from one to ten years, which outperformed the Index, and greater exposure to the shorter end of the yield curve, which lagged the Index.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio seeks to maximize risk adjusted total returns from a universe of U.S. government securities, high quality corporate securities, and currency-hedged global fixed income instruments maturing in five years or less. Eligible countries include but are not limited to the United States, Canada, the United Kingdom, Germany, Switzerland, Japan, France, Australia, the Netherlands, Sweden and Denmark. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented. The average maturity of the Portfolio decreased from 3.91 years on November 30, 2005 to 2.01 years on November 30, 2006. The Portfolio was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of Portfolio assets.

For the year ended November 30, 2006, total returns were 3.89% for the DFA Five-Year Global Fixed Income Portfolio, and 5.94% for the Lehman Brothers Aggregate Index. Relative to the Lehman Brothers Aggregate Index, underperformance of the Portfolio was primarily due to differences in eligible securities. The Index includes mortgage-backed securities and investment grade corporate obligations (including those with longer term maturities) with credit quality ratings below that of the Portfolio. During the period under review, mortgage-backed securities and those securities with longer maturities and lower credit quality outperformed shorter-term securities. Return differences were also attributable to the Portfolio's global allocation, which changed significantly during the year as the Portfolio reduced its allocation to US dollar denominated bonds and moved out of Canadian dollar denominated bonds to take advantage of positive expected return premiums in non-US and Canadian dollar yield curves.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio seeks to provide a market rate of return and current income from investing generally in U.S. Treasury and government agency issues with maturities of between five and fifteen years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio fell slightly, from 6.43 years on November 30, 2005 to 6.26 years on November 30, 2006. The Portfolio was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of Portfolio assets. For the year ended November 30, 2006, total returns were 5.31% for the DFA Intermediate Government Fixed Income Portfolio and 5.16% for the Lehman Brothers Government Index. Relative to the Lehman Brothers Government Index, Portfolio outperformance was primarily attributable to structural differences with the Index. The Index is heavily weighted toward U.S. Treasury and shorter dated securities, which underperformed the longer dated and U.S. agency issued securities that comprised most of the Portfolio.

DFA Short-Term Municipal Bond Portfolio

The DFA Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of high quality municipal securities providing current income exempt from federal personal income tax. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity of the Portfolio shortened from 1.82 years on November 30, 2005 to 0.88 years on November 30, 2006. The Portfolio was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of Portfolio assets. For the year ended November 30, 2006, total returns were 3.43% for the Lehman Brothers Municipal Three-Year Bond Index, 3.28% for the Lehman Brothers Municipal One-Year Bond Index, and 3.01% for the Portfolio. Relative to the Lehman Brothers Municipal Three-Year Bond Index, underperformance of the Portfolio was primarily due to differences in duration. The Portfolio shortened its duration over the period more significantly than the Index and was thus weighted more heavily in shorter instruments which lagged longer equivalents.

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

STRIPS  Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

^  Denominated in local currency or the Euro, unless otherwise noted.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

(y)  The rate shown is the effective yield.

(v)  The variable rate shown is effective as of November 30, 2006.

(t)  Face Amount Denominated in Australian Dollars.

(e)  Face Amount Denominated in Euro.

(d)  Face Amount Denominated in Denmark Krone.

(g)  Face Amount Denominated in British Pounds.

(j)  Face Amount Denominated in Japanese Yen.

(s)  Face Amount Denominated in Swedish Krona.

(f)  Face Amount Denominated in Swiss Francs.

(u)  Face Amount Denominated in U.S. Dollars.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized.

(C)  Non-Annualized.

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

(E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

N/A  Does not apply to this fund.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

(a)  Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES

U. S. Large Company Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,112.60	0.15%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.32	0.15%	$0.76
Enhanced U.S. Large Company Portfolio**
Actual Fund Return	$1,000.00	$1,111.70	0.26%	$1.38
Hypothetical 5% Annual Return	$1,000.00	$1,023.76	0.26%	$1.32

U.S. Large Cap Value Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,099.40	0.28%	$1.47
Hypothetical 5% Annual Return	$1,000.00	$1,023.66	0.28%	$1.42
U.S. Targeted Value Portfolio** (formerly, U.S. Small XM Value Portfolio)
Actual Fund Return	$1,000.00	$1,093.00	0.46%	$2.41
Hypothetical 5% Annual Return	$1,000.00	$1,022.76	0.46%	$2.33
U.S. Small Cap Value Portfolio**
Actual Fund Return	$1,000.00	$1,079.20	0.53%	$2.76
Hypothetical 5% Annual Return	$1,000.00	$1,022.41	0.53%	$2.69
U.S. Core Equity 1 Portfolio
Actual Fund Return	$1,000.00	$1,098.20	0.23%	$1.21
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$1,097.70	0.26%	$1.37
Hypothetical 5% Annual Return	$1,000.00	$1,023.76	0.26%	$1.32
U.S. Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,092.00	0.36%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.26	0.36%	$1.83
U.S. Small Cap Portfolio**
Actual Fund Return	$1,000.00	$1,072.90	0.38%	$1.97
Hypothetical 5% Annual Return	$1,000.00	$1,023.16	0.38%	$1.93
U.S. Micro Cap Portfolio**
Actual Fund Return	$1,000.00	$1,066.30	0.53%	$2.75
Hypothetical 5% Annual Return	$1,000.00	$1,022.41	0.53%	$2.69
DFA Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,283.00	0.33%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.41	0.33%	$1.67
Large Cap International Portfolio
Actual Fund Return	$1,000.00	$1,104.20	0.29%	$1.53
Hypothetical 5% Annual Return	$1,000.00	$1,023.61	0.29%	$1.47
International Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,106.00	0.47%	$2.48
Hypothetical 5% Annual Return	$1,000.00	$1,022.71	0.47%	$2.38
International Small Company Portfolio***
Actual Fund Return	$1,000.00	$1,090.20	0.55%	$2.88
Hypothetical 5% Annual Return	$1,000.00	$1,022.31	0.55%	$2.79

Japanese Small Company Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$900.20	0.61%	$2.91
Hypothetical 5% Annual Return	$1,000.00	$1,022.01	0.61%	$3.09
Asia Pacific Small Company Portfolio**
Actual Fund Return	$1,000.00	$1,195.00	0.63%	$3.47
Hypothetical 5% Annual Return	$1,000.00	$1,021.91	0.63%	$3.19
United Kingdom Small Company Portfolio**
Actual Fund Return	$1,000.00	$1,209.60	0.60%	$3.32
Hypothetical 5% Annual Return	$1,000.00	$1,022.06	0.60%	$3.04
Continental Small Company Portfolio**
Actual Fund Return	$1,000.00	$1,141.70	0.61%	$3.28
Hypothetical 5% Annual Return	$1,000.00	$1,022.01	0.61%	$3.09
DFA International Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,107.70	0.70%	$3.70
Hypothetical 5% Annual Return	$1,000.00	$1,021.56	0.70%	$3.55
Emerging Markets Portfolio**
Actual Fund Return	$1,000.00	$1,197.40	0.60%	$3.31
Hypothetical 5% Annual Return	$1,000.00	$1,022.06	0.60%	$3.04
Emerging Markets Small Cap Portfolio**
Actual Fund Return	$1,000.00	$1,203.30	0.79%	$4.36
Hypothetical 5% Annual Return	$1,000.00	$1,021.11	0.79%	$4.00
Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,192.70	0.69%	$3.79
Hypothetical 5% Annual Return	$1,000.00	$1,021.61	0.69%	$3.50
DFA One-Year Fixed Income Portfolio**
Actual Fund Return	$1,000.00	$1,025.20	0.18%	$0.91
Hypothetical 5% Annual Return	$1,000.00	$1,024.17	0.18%	$0.91
DFA Two-Year Global Fixed Income Portfolio**
Actual Fund Return	$1,000.00	$1,025.20	0.19%	$0.96
Hypothetical 5% Annual Return	$1,000.00	$1,024.12	0.19%	$0.96
DFA Five-Year Government Portfolio
Actual Fund Return	$1,000.00	$1,026.00	0.23%	$1.17
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,029.20	0.29%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.61	0.29%	$1.47

DFA Intermediate Government Fixed Income Portfolio	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,057.90	0.14%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
DFA Short-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,018.30	0.23%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

**  The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

***  The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds' holdings which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
U.S. Large Company Portfolio	100.0%
Enhanced U.S. Large Company Portfolio	100.0%
U.S. Large Cap Value Portfolio	100.0%
U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio	100.0%
U.S. Small Cap Value Portfolio	100.0%
U.S. Small Cap Portfolio	100.0%
U.S. Micro Cap Portfolio	100.0%
International Small Company Portfolio	100.0%
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
DFA One-Year Fixed Income Portfolio	100.0%
DFA Two-Year Global Fixed Income Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
U.S. Core Equity 1 Portfolio	14.0%	7.1%	8.7%	22.0%	11.1%	11.8%	14.5%	4.4%	0.0%	2.9%	3.5%	0.0%	100.0%
U.S. Core Equity 2 Portfolio	15.1%	5.7%	9.2%	25.2%	9.4%	11.9%	13.3%	4.7%	0.0%	3.2%	2.3%	0.0%	100.0%
U.S. Vector Equity Portfolio	17.1%	4.4%	8.6%	25.5%	8.0%	12.9%	13.7%	5.2%	0.1%	3.0%	1.5%	0.0%	100.0%
DFA Real Estate Securities Portfolio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	100.0%
Large Cap International Portfolio	11.7%	8.1%	8.6%	28.3%	6.8%	10.6%	4.9%	8.7%	0.1%	6.1%	5.3%	0.8%	100.0%
International Core Equity Portfolio	15.1%	6.9%	5.7%	29.4%	3.8%	15.0%	5.2%	11.1%	0.1%	3.6%	3.3%	0.8%	100.0%
DFA International Small Cap Value Portfolio	17.5%	7.4%	2.5%	23.3%	2.3%	23.6%	6.7%	15.0%	0.7%	0.5%	0.4%	0.1%	100.0%
Emerging Markets Core Equity Portfolio	9.8%	7.5%	5.6%	20.6%	3.2%	11.9%	10.7%	19.1%	0.0%	7.8%	2.9%	0.9%	100.0%

FIXED INCOME PORTFOLIOS

	Corporate	Government	Foreign Corporate	Foreign Government	Muni Insured	Muni G.O. Local	Muni G.O. State	Muni Revenue	Supranational	Total
DFA Five-Year Government Portfolio	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
DFA Five-Year Global Fixed Income Portfolio	14.0%	4.2%	26.0%	48.6%	0.0%	0.0%	0.0%	0.0%	7.2%	100.0%
DFA Intermediate Government Fixed Income Portfolio	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
DFA Short-Term Municipal Bond Portfolio	0.0%	0.0%	0.0%	0.0%	27.4%	13.8%	10.5%	48.3%	0.0%	100.0%

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

U.S. LARGE COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Company Series of The DFA Investment Trust Company	$2,869,090,797
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,177,587,771)	$2,869,090,797

ENHANCED U.S. LARGE COMPANY PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Enhanced U.S. Large Company Series of The DFA Investment Trust Company		$347,249,405
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $277,278,822)	34,211,764	$347,249,405

U.S. LARGE CAP VALUE PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company		$6,411,114,693
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $4,714,651,312)	273,511,719	$6,411,114,693

U.S. TARGETED VALUE PORTFOLIO
(formerly, U.S. Small XM Value Portfolio)

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series) of The DFA Investment Trust Company		$215,385,412
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $162,631,724)	16,170,076	$215,385,412

U.S. SMALL CAP VALUE PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Small Cap Value Series of The DFA Investment Trust Company		$8,740,733,946
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $5,830,820,976)	340,902,260	$8,740,733,946

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (91.0%)
Consumer Discretionary — (12.7%)
* Comcast Corp. Class A	50,630	$2,048,490	0.3%
Disney (Walt) Co.	77,100	2,548,155	0.4%
Home Depot, Inc.	54,500	2,069,365	0.3%
News Corp. Class A	78,400	1,615,040	0.3%
Time Warner, Inc.	143,040	2,880,826	0.5%
Other Securities		79,925,883	12.2%
Total Consumer Discretionary		91,087,759	14.0%
Consumer Staples — (6.5%)
Altria Group, Inc.	54,240	4,567,550	0.7%
Coca-Cola Co.	60,040	2,811,673	0.4%
PepsiCo, Inc.	42,230	2,616,993	0.4%
Procter & Gamble Co.	85,160	5,347,196	0.8%
Wal-Mart Stores, Inc.	119,000	5,485,900	0.9%
Other Securities		25,422,280	3.9%
Total Consumer Staples		46,251,592	7.1%
Energy — (7.9%)
Chevron Corp.	82,060	5,934,579	0.9%
ConocoPhillips	59,203	3,984,362	0.6%
Devon Energy Corp.	27,900	2,047,023	0.3%
Exxon Mobil Corp.	155,025	11,907,470	1.8%
Other Securities		32,465,799	5.0%
Total Energy		56,339,233	8.6%
Financials — (20.0%)
American Express Co.	29,730	1,745,746	0.3%
American International Group, Inc.	103,840	7,302,029	1.1%
Bank of America Corp.	166,700	8,976,795	1.4%
Citigroup, Inc.	178,345	8,844,129	1.4%
Federal Home Loan Mortgage Corporation	25,470	1,710,565	0.3%
Federal National Mortgage Association	32,210	1,836,936	0.3%
JPMorgan Chase & Co.	128,950	5,967,806	0.9%
Merrill Lynch & Co., Inc.	32,550	2,845,846	0.5%
MetLife, Inc.	27,390	1,608,615	0.3%
Morgan Stanley	35,660	2,715,866	0.4%
The Goldman Sachs Group, Inc.	11,200	2,181,760	0.3%
# Wachovia Corp.	51,808	2,807,476	0.4%
Wells Fargo & Co.	87,100	3,069,404	0.5%
Other Securities		91,751,046	13.9%
Total Financials		143,364,019	22.0%
Health Care — (10.1%)
Abbott Laboratories	39,200	1,829,072	0.3%
* Amgen, Inc.	30,000	2,130,000	0.3%
* Genentech, Inc.	27,010	2,208,068	0.4%
Johnson & Johnson	83,421	5,498,278	0.9%
Merck & Co., Inc.	55,790	2,483,213	0.4%
Pfizer, Inc.	186,680	5,131,833	0.8%
* WellPoint, Inc.	23,679	1,791,790	0.3%
Wyeth	38,320	1,850,090	0.3%
Other Securities		49,106,596	7.3%
Total Health Care		72,028,940	11.0%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.8%)
3M Co.	19,360	$1,577,066	0.3%
Boeing Co.	20,360	1,802,471	0.3%
General Electric Co.	295,242	10,416,138	1.6%
United Technologies Corp.	25,950	1,674,554	0.3%
Other Securities		61,605,717	9.3%
Total Industrials		77,075,946	11.8%
Information Technology — (13.2%)
* Apple Computer, Inc.	21,790	1,997,707	0.3%
* Cisco Sytems, Inc.	155,800	4,187,904	0.7%
Hewlett-Packard Co.	64,299	2,537,239	0.4%
Intel Corp.	148,154	3,163,088	0.5%
International Business Machines Corp.	39,100	3,594,072	0.6%
Microsoft Corp.	252,000	7,391,160	1.2%
Motorola, Inc.	77,600	1,720,392	0.3%
* Oracle Corp.	133,400	2,538,602	0.4%
Other Securities		67,035,567	10.0%
Total Information Technology		94,165,731	14.4%
Materials — (4.0%)
Total Materials		28,450,979	4.4%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		141,017	0.0%
Telecommunication Services — (2.6%)
AT&T, Inc.	145,080	4,919,663	0.8%
Sprint Nextel Corp.	101,355	1,977,436	0.3%
Verizon Communications, Inc.	115,710	4,042,907	0.6%
Other Securities		7,947,623	1.2%
Total Telecommunication Services		18,887,629	2.9%
Utilities — (3.2%)
Total Utilities		22,665,290	3.5%
TOTAL COMMON STOCKS		650,458,135	99.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		253	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (9.0%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $55,620,254 FHLMC 6.000%, 08/01/36 & 7.000%, 09/01/36, valued at $56,049,355) to be repurchased at $54,424,860	$54,417	54,416,849	8.3%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $7,275,000 FHLB Bonds 5.550%, 11/06/13, valued at $7,324,688) to be repurchased at $7,082,556	7,082	7,081,513	1.1%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,965,000 FNMA 5.50%, 02/01/35, valued at $3,148,877) to be repurchased at $3,102,447	3,102	3,102,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		64,600,362	9.9%
TOTAL INVESTMENTS — (100.0%) (Cost $660,178,582)		$715,058,750	109.6%

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (13.6%)
* Comcast Corp. Class A	116,924	$4,730,745	0.4%
* Comcast Corp. Special Class A Non-Voting	60,100	2,420,828	0.2%
Disney (Walt) Co.	168,312	5,562,712	0.5%
Home Depot, Inc.	87,100	3,307,187	0.3%
News Corp. Class A	184,300	3,796,580	0.3%
Time Warner, Inc.	339,520	6,837,933	0.6%
Other Securities		155,818,437	12.7%
Total Consumer Discretionary		182,474,422	15.0%
Consumer Staples — (5.1%)
Altria Group, Inc.	77,300	6,509,433	0.5%
Procter & Gamble Co.	175,788	11,037,729	0.9%
Wal-Mart Stores, Inc.	103,800	4,785,180	0.4%
Other Securities		46,660,018	3.9%
Total Consumer Staples		68,992,360	5.7%
Energy — (8.2%)
Chevron Corp.	186,424	13,482,184	1.1%
ConocoPhillips	140,651	9,465,812	0.8%
Devon Energy Corp.	34,500	2,531,265	0.2%
Exxon Mobil Corp.	250,584	19,247,357	1.6%
# Hess Corp.	46,900	2,357,663	0.2%
Marathon Oil Corp.	28,744	2,712,859	0.2%
Occidental Petroleum Corp.	71,760	3,612,398	0.3%
Valero Energy Corp.	48,868	2,691,161	0.2%
Other Securities		54,553,758	4.5%
Total Energy		110,654,457	9.1%
Financials — (22.7%)
Allstate Corp.	52,200	3,313,656	0.3%
American International Group, Inc.	220,480	15,504,154	1.3%
Bank of America Corp.	381,520	20,544,852	1.7%
Citigroup, Inc.	419,332	20,794,674	1.7%
Federal Home Loan Mortgage Corporation	57,460	3,859,014	0.3%
Federal National Mortgage Association	55,192	3,147,600	0.3%
JPMorgan Chase & Co.	295,944	13,696,288	1.1%
Lehman Brothers Holdings, Inc.	44,026	3,243,395	0.3%
Merrill Lynch & Co., Inc.	75,027	6,559,611	0.6%
MetLife, Inc.	62,960	3,697,641	0.3%
Morgan Stanley	59,264	4,513,546	0.4%
Prudential Financial, Inc.	40,216	3,276,800	0.3%
SunTrust Banks, Inc.	30,244	2,469,423	0.2%
The Goldman Sachs Group, Inc.	22,700	4,421,960	0.4%
The St. Paul Travelers Companies, Inc.	56,660	2,935,555	0.3%
U.S. Bancorp	72,000	2,422,080	0.2%
# Wachovia Corp.	170,573	9,243,351	0.8%
Washington Mutual, Inc.	78,976	3,449,672	0.3%
Wells Fargo & Co.	90,600	3,192,744	0.3%
Other Securities		174,301,413	13.9%
Total Financials		304,587,429	25.0%
Health Care — (8.4%)
Johnson & Johnson	72,800	4,798,248	0.4%
Merck & Co., Inc.	54,200	2,412,442	0.2%
Pfizer, Inc.	384,597	10,572,572	0.9%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
* WellPoint, Inc.	53,151	$4,021,936	0.4%
Other Securities		91,422,740	7.4%
Total Health Care		113,227,938	9.3%
Industrials — (10.7%)
General Electric Co.	434,736	15,337,486	1.3%
Other Securities		128,990,654	10.6%
Total Industrials		144,328,140	11.9%
Information Technology — (12.0%)
* Cisco Sytems, Inc.	105,020	2,822,938	0.2%
Hewlett-Packard Co.	139,314	5,497,330	0.5%
Intel Corp.	143,200	3,057,320	0.3%
International Business Machines Corp.	37,444	3,441,852	0.3%
Microsoft Corp.	180,724	5,300,635	0.5%
Other Securities		140,595,305	11.4%
Total Information Technology		160,715,380	13.2%
Materials — (4.3%)
Dow Chemical Co.	80,888	3,236,329	0.3%
Other Securities		53,818,484	4.4%
Total Materials		57,054,813	4.7%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		252,499	0.0%
Telecommunication Services — (2.9%)
AT&T, Inc.	329,697	11,180,025	0.9%
# Sprint Nextel Corp.	224,700	4,383,897	0.4%
Verizon Communications, Inc.	247,556	8,649,607	0.7%
Other Securities		14,146,704	1.2%
Total Telecommunication Services		38,360,233	3.2%
Utilities — (2.1%)
Total Utilities		28,363,723	2.3%
TOTAL COMMON STOCKS		1,209,011,394	99.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		578	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.0%)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $200,463,259 FHLMC, rates ranging from 5.000% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA 5.660%(r), 06/01/33, valued at $109,240,955) to be repurchased at $106,074,794	$106,059	106,059,180	8.7%
@Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $14,990,000 FHLB Bonds, 5.125%, 11/28/08 & 5.550%, 11/06/13, valued at $15,013,284) to be repurchased at $14,550,374	14,548	14,548,232	1.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $13,807,000 FHLMC 5.82%, 06/01/36, valued at $13,413,576) to be repurchased at $13,216,905	13,215	13,215,000	1.1%
TOTAL TEMPORARY CASH INVESTMENTS		133,822,412	11.0%
TOTAL INVESTMENTS — (100.0%) (Cost $1,243,240,562)		$1,342,834,384	110.4%

See accompanying Notes to Financial Statements.

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (91.7%)
Consumer Discretionary — (15.7%)
* Comcast Corp. Class A	36,579	$1,479,986	0.4%
*# Comcast Corp. Special Class A Non-Voting	18,800	757,264	0.2%
Disney (Walt) Co.	29,600	978,280	0.3%
Harrah's Entertainment, Inc.	14,500	1,141,150	0.3%
* IAC/InterActiveCorp	25,500	930,495	0.2%
* Liberty Media Holding Corp. Capital Class A	12,125	1,066,030	0.3%
* MGM Mirage	22,400	1,204,448	0.3%
Pulte Homes, Inc.	23,800	803,012	0.2%
Time Warner, Inc.	108,581	2,186,821	0.6%
Tribune Co.	24,700	785,460	0.2%
Other Securities		57,341,223	14.0%
Total Consumer Discretionary		68,674,169	17.0%
Consumer Staples — (4.0%)
Altria Group, Inc.	11,800	993,678	0.3%
Coca-Cola Enterprises, Inc.	47,000	961,150	0.3%
Procter & Gamble Co.	20,500	1,287,195	0.3%
Other Securities		14,369,489	3.5%
Total Consumer Staples		17,611,512	4.4%
Energy — (7.9%)
Chesapeake Energy Corp.	27,400	932,422	0.2%
Chevron Corp.	31,100	2,249,152	0.6%
ConocoPhillips	42,700	2,873,710	0.7%
Devon Energy Corp.	12,000	880,440	0.2%
Exxon Mobil Corp.	39,500	3,033,995	0.8%
# Hess Corp.	26,200	1,317,074	0.3%
Noble Energy, Inc.	17,100	914,850	0.2%
Valero Energy Corp.	15,900	875,613	0.2%
Other Securities		21,393,174	5.3%
Total Energy		34,470,430	8.5%
Financials — (23.4%)
AMBAC Financial Group, Inc.	10,400	890,656	0.2%
American International Group, Inc.	37,600	2,644,032	0.7%
Ameriprise Financial, Inc.	18,200	984,620	0.3%
Bank of America Corp.	65,200	3,511,020	0.9%
CIT Group, Inc.	18,910	983,509	0.3%
Citigroup, Inc.	71,200	3,530,808	0.9%
* CNA Financial Corp.	25,800	993,300	0.3%
JPMorgan Chase & Co.	94,700	4,382,716	1.1%
MBIA, Inc.	12,800	891,520	0.2%
Merrill Lynch & Co., Inc.	10,400	909,272	0.2%
MetLife, Inc.	17,400	1,021,902	0.3%
Morgan Stanley	12,000	913,920	0.2%
Prudential Financial, Inc.	10,800	879,984	0.2%
Sovereign Bancorp, Inc.	45,000	1,124,100	0.3%
The Goldman Sachs Group, Inc.	4,500	876,600	0.2%
The St. Paul Travelers Companies, Inc.	18,700	968,847	0.3%
Wachovia Corp.	23,676	1,283,002	0.3%
Washington Mutual, Inc.	26,026	1,136,816	0.3%
Other Securities		74,243,786	18.2%
Total Financials		102,170,410	25.4%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (7.3%)
Pfizer, Inc.	55,000	$1,511,950	0.4%
Other Securities		30,578,892	7.5%
Total Health Care		32,090,842	7.9%
Industrials — (11.9%)
General Electric Co.	72,700	2,564,856	0.7%
Southwest Airlines Co.	73,500	1,154,685	0.3%
Other Securities		48,034,084	11.8%
Total Industrials		51,753,625	12.8%
Information Technology — (12.5%)
* Computer Sciences Corp.	15,800	824,760	0.2%
* Juniper Networks, Inc.	51,300	1,092,177	0.3%
* Micron Technology, Inc.	68,703	1,003,064	0.3%
Other Securities		51,794,124	12.8%
Total Information Technology		54,714,125	13.6%
Materials — (4.8%)
Total Materials		20,966,352	5.2%
Real Estate Investment Trusts — (0.1%)
Total Real Estate Investment Trusts		418,660	0.1%
Telecommunication Services — (2.7%)
AT&T, Inc.	59,100	2,004,081	0.5%
Sprint Nextel Corp.	72,600	1,416,426	0.4%
Verizon Communications, Inc.	77,600	2,711,344	0.7%
Other Securities		5,788,388	1.3%
Total Telecommunication Services		11,920,239	2.9%
Utilities — (1.4%)
* Mirant Corp.	25,500	775,710	0.2%
* NRG Energy, Inc.	13,600	774,112	0.2%
Other Securities		4,376,931	1.1%
Total Utilities		5,926,753	1.5%
TOTAL COMMON STOCKS		400,717,117	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (8.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $31,953,040 FHLMC 5.000%, 10/01/35 & 7.000%, 08/01/36, valued at $29,619,710) to be repurchased at $28,761,434	$28,757	28,757,200	7.1%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $3,505,000 FHLB Bonds 5.125%, 11/28/08, valued at $3,498,322) to be repurchased at $3,394,611	3,394	3,394,111	0.9%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $4,335,000 FNMA 5.50%, 04/01/26, valued at $4,131,338) to be repurchased at $4,070,587	4,070	4,070,000	1.0%
TOTAL TEMPORARY CASH INVESTMENTS		36,221,311	9.0%
TOTAL INVESTMENTS — (100.0%) (Cost $401,682,585)		$436,938,428	108.3%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

U.S. SMALL CAP PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Small Cap Series of The DFA Investment Trust Company		$3,298,181,430
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,495,534,111)	184,050,303	$3,298,181,430

U.S. MICRO CAP PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Micro Cap Series of The DFA Investment Trust Company		$4,825,758,483
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $3,341,560,741)	393,939,468	$4,825,758,483

See accompanying Notes to Financial Statements.

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Real Estate Investment Trusts — (83.9%)
* Alexander's, Inc.	38,700	$15,712,200	0.6%
Alexandria Real Estate Equities, Inc.	229,900	23,698,092	0.8%
# AMB Property Corp.	698,200	42,778,714	1.5%
Apartment Investment & Management Co. Class A	769,200	44,336,688	1.6%
# Archstone-Smith Trust	1,713,955	102,803,021	3.6%
# AvalonBay Communities, Inc.	588,000	78,251,040	2.8%
BioMed Realty Trust, Inc.	507,060	15,313,212	0.5%
# Boston Properties, Inc.	900,000	105,345,000	3.7%
# Brandywine Realty Trust	711,153	24,997,028	0.9%
# BRE Properties, Inc. Class A	407,400	26,334,336	0.9%
Camden Property Trust	445,400	35,511,742	1.3%
# CBL & Associates Properties, Inc.	510,700	22,011,170	0.8%
# Colonial Properties Trust	362,956	17,770,326	0.6%
# Corporate Office Properties Trust	330,700	16,439,097	0.6%
Crescent Real Estate Equities, Inc.	810,400	17,407,392	0.6%
# Developers Diversified Realty Corp.	866,899	56,157,717	2.0%
# Duke Realty Corp.	1,067,300	46,448,896	1.6%
# Equity Office Properties Trust	2,782,663	134,124,357	4.7%
# Equity One, Inc.	573,376	15,641,697	0.6%
# Equity Residential	2,326,950	123,933,357	4.4%
# Essex Property Trust, Inc.	182,800	24,136,912	0.8%
# Federal Realty Investment Trust	419,300	35,715,974	1.3%
First Industrial Realty Trust, Inc.	347,500	17,461,875	0.6%
General Growth Properties, Inc.	1,930,400	106,056,176	3.7%
# Global Signal, Inc.	524,200	29,108,826	1.0%
Highwood Properties, Inc.	399,800	16,311,840	0.6%
# Home Properties, Inc.	258,990	16,008,172	0.6%
Hospitality Properties Trust	579,200	29,070,048	1.0%
# Host Marriott Corp.	4,085,000	103,023,700	3.6%
# HRPT Properties Trust	1,658,200	20,843,574	0.7%
Kilroy Realty Corp.	252,600	20,662,680	0.7%
Kimco Realty Corp.	1,920,056	89,052,197	3.1%
# Liberty Property Trust	705,300	36,118,413	1.3%
# Mack-Cali Realty Corp.	492,900	26,932,056	0.9%
Maguire Properties, Inc.	366,300	15,695,955	0.6%
# New Plan Excel Realty Trust	817,500	23,290,575	0.8%
# Post Properties, Inc.	337,100	16,126,864	0.6%
ProLogis	1,936,433	126,197,339	4.4%
# Public Storage, Inc.	1,310,934	126,216,726	4.4%
Realty Income Corp.	779,200	21,396,832	0.8%
Reckson Associates Realty Corp.	632,401	30,595,560	1.1%
Regency Centers Corp.	536,200	42,349,076	1.5%
# Simon Property Group, Inc.	1,777,597	181,279,342	6.4%
# SL Green Realty Corp.	357,000	48,280,680	1.7%
Taubman Centers, Inc.	412,900	20,422,034	0.7%
The Macerich Co.	560,100	47,871,747	1.7%
# United Dominion Realty Trust, Inc.	1,050,100	35,262,358	1.2%
# Vornado Realty Trust	1,103,800	139,200,218	4.9%
# Washington Real Estate Investment Trust	351,000	15,047,370	0.5%
# Weingarten Realty Investors	699,700	33,389,684	1.2%
Other Securities		359,668,886	12.8%
TOTAL COMMON STOCKS		2,817,808,771	99.3%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $523,615,177 FHLMC, rates ranging from 4.941%(r) to 7.500%, maturities ranging from 03/01/33 to 12/01/36 & FNMA, rates ranging from 4.634%(r) to 6.053%(r), maturities ranging from 07/01/16 to 05/01/36, valued at $489,439,660) to be repurchased at $475,254,093	$475,184	$475,184,135	16.8%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $57,590,000 FHLB Bonds 4.375%, 10/03/08 & 4.160%, 02/01/10, valued at $56,656,769) to be repurchased at $54,792,931	54,785	54,784,865	1.9%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $9,549,000 FHLMC 5.50%, 09/01/36, valued at $9,370,841) to be repurchased at $9,233,331	9,232	9,232,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		539,201,000	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $2,174,754,903)		$3,357,009,771	118.3%

See accompanying Notes to Financial Statements.

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.4%)
COMMON STOCKS — (4.4%)
BHP Billiton, Ltd.	360,962	$7,471,417	0.5%
Other Securities		74,181,223	4.4%
TOTAL COMMON STOCKS		81,652,640	4.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,262	0.0%
TOTAL — AUSTRALIA		81,659,902	4.9%
AUSTRIA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		6,615,730	0.4%
BELGIUM — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		13,265,030	0.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		4	0.0%
TOTAL — BELGIUM		13,265,034	0.8%
CANADA — (6.4%)
COMMON STOCKS — (6.4%)
# Manulife Financial Corp.	195,800	6,473,804	0.4%
# Royal Bank of Canada	218,140	10,169,234	0.6%
Other Securities		100,704,631	6.0%
TOTAL — CANADA		117,347,669	7.0%
DENMARK — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,967,437	0.8%
FINLAND — (1.2%)
COMMON STOCKS — (1.2%)
Nokia Oyj	422,721	8,550,170	0.5%
Other Securities		13,859,045	0.8%
TOTAL — FINLAND		22,409,215	1.3%
FRANCE — (8.2%)
COMMON STOCKS — (8.2%)
AXA SA	169,056	6,422,887	0.4%
BNP Paribas SA	100,729	10,881,984	0.7%
France Telecom SA	231,887	6,045,320	0.4%
# L'Oreal SA	64,016	6,467,218	0.4%
Sanofi - Aventis	111,839	9,852,282	0.6%
Societe Generale Paris	41,261	6,934,481	0.4%
# Total SA	235,328	16,772,107	1.0%
Other Securities		88,245,488	5.2%
TOTAL — FRANCE		151,621,767	9.1%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (6.1%)
COMMON STOCKS — (6.1%)
Allianz SE	40,153	$7,828,155	0.5%
Deutsche Bank AG	50,797	6,569,934	0.4%
Deutsche Telekom AG	354,516	6,301,131	0.4%
E.ON AG	65,458	8,422,718	0.5%
# Siemens AG	83,409	7,965,551	0.5%
Other Securities		75,869,089	4.5%
TOTAL — GERMANY		112,956,578	6.8%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		8,676,698	0.5%
HONG KONG — (1.7%)
COMMON STOCKS — (1.7%)
Other Securities		30,376,470	1.8%
IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,077,634	0.7%
ITALY — (3.3%)
COMMON STOCKS — (3.3%)
Eni SpA	285,395	9,379,883	0.6%
UniCredito Italiano SpA	878,092	7,601,973	0.5%
Other Securities		43,954,291	2.5%
TOTAL COMMON STOCKS		60,936,147	3.6%
PREFERRED STOCKS — (0.0%)
Other Securities		46,735	0.0%
TOTAL — ITALY		60,982,882	3.6%
JAPAN — (19.6%)
COMMON STOCKS — (19.6%)
Canon, Inc.	127,500	6,705,919	0.4%
Mitsubishi UFJ Financial Group, Inc.	923	11,747,600	0.7%
Mizuho Financial Group, Inc.	1,106	8,101,975	0.5%
Nippon Telegraph & Telephone Corp.	2,177	10,992,700	0.7%
NTT DoCoMo, Inc.	6,017	9,166,432	0.6%
Sumitomo Mitsui Financial Group, Inc.	745	7,822,281	0.5%
Takeda Pharmaceutical Co., Ltd.	102,400	6,673,999	0.4%
Toyota Motor Credit Corp.	323,900	19,450,035	1.2%
Other Securities		280,558,354	16.6%
TOTAL — JAPAN		361,219,295	21.6%
NETHERLANDS — (3.7%)
COMMON STOCKS — (3.7%)
ING Groep NV	219,463	9,380,402	0.6%
Royal Dutch Shell P.L.C. Series A	422,155	14,947,756	0.9%
Other Securities		43,271,200	2.5%
TOTAL — NETHERLANDS		67,599,358	4.0%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$2,133,478	0.1%
NORWAY — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		10,285,724	0.6%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		4,568,391	0.3%
SINGAPORE — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,753,891	0.8%
SPAIN — (3.1%)
COMMON STOCKS — (3.1%)
Banco Santander Central Hispano SA	566,687	10,328,324	0.6%
Telefonica SA	405,073	8,227,241	0.5%
Other Securities		38,166,941	2.3%
TOTAL — SPAIN		56,722,506	3.4%
SWEDEN — (2.0%)
COMMON STOCKS — (2.0%)
Other Securities		37,359,966	2.2%
SWITZERLAND — (6.1%)
COMMON STOCKS — (6.1%)
Credit Suisse Group	134,647	8,929,824	0.5%
Nestle SA	46,728	16,521,628	1.0%
Novartis AG	239,486	13,997,834	0.8%
Roche Holding AG Genusschein	81,241	14,708,425	0.9%
UBS AG	219,630	13,255,949	0.8%
Other Securities		45,080,225	2.7%
TOTAL — SWITZERLAND		112,493,885	6.7%
UNITED KINGDOM — (20.0%)
COMMON STOCKS — (20.0%)
Anglo American P.L.C.	179,108	8,359,567	0.5%
AstraZeneca P.L.C.	170,638	9,898,114	0.6%
Barclays P.L.C	720,934	9,664,392	0.6%
BP P.L.C.	2,255,040	25,577,319	1.5%
British American Tobacco P.L.C.	273,139	7,746,202	0.5%
GlaxoSmithKline P.L.C.	629,019	16,720,002	1.0%
HBOS P.L.C.	473,451	9,695,590	0.6%
HSBC Holdings P.L.C.	1,242,796	22,964,913	1.4%
Lloyds TSB Group P.L.C.	628,751	6,702,558	0.4%
Man Group P.L.C.	737,610	6,887,709	0.4%
Rio Tinto P.L.C.	114,511	6,141,224	0.4%
Royal Bank of Scotland Group P.L.C.	367,792	13,346,177	0.8%
Royal Dutch Shell P.L.C. Series B	303,924	10,882,131	0.7%
Tesco P.L.C.	986,303	7,597,028	0.5%
Vodafone Group P.L.C.	6,093,647	16,154,929	1.0%
Other Securities		189,033,920	11.1%
TOTAL — UNITED KINGDOM		367,371,775	22.0%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

		Value††	Percentage of Net Assets**
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		$47,799	0.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.5%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,156,331 FNMA 5.500%, 09/25/32, valued at $5,121,563) to be repurchased at $5,021,141	$5,020	5,020,400	0.3%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $445,665,257 FHLB Bonds 7.3075%(v), 01/26/15 & 7.5075%(v), 02/25/15; FHLMC, rates ranging from 3.637%(r) to 8.500%, maturities ranging from 10/01/10 to 11/01/36; FNMA, rates ranging from 4.333%(r) to 7.127%(r), maturities ranging from 12/01/19 to 01/01/40; & GNMA, rates ranging from 3.750% to 8.500%, maturities ranging from 07/15/13 to 12/15/36, valued at $128,522,855) to be repurchased at $126,018,585	126,000	126,000,000	7.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $5,550,000 FHLMC 5.82%, 06/01/36, valued at $5,391,856) to be repurchased at $5,312,766	5,312	5,312,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $42,470,000 FHLMC 5.500%, maturities ranging from 11/01/20 to 12/01/36, valued at $39,781,209) to be repurchased at $39,005,753	39,000	39,000,000	2.4%
TOTAL TEMPORARY CASH INVESTMENTS		175,332,400	10.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,341,711,100)		$1,838,845,484	109.9%

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.1%)
COMMON STOCKS — (4.1%)
Commonwealth Bank of Australia	64,254	$2,400,461	0.3%
Other Securities		36,259,987	4.3%
TOTAL COMMON STOCKS		38,660,448	4.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13,599	0.0%
TOTAL — AUSTRALIA		38,674,047	4.6%
AUSTRIA — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		5,686,634	0.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		27	0.0%
TOTAL — AUSTRIA		5,686,661	0.7%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Fortis AG	53,620	2,189,607	0.3%
Other Securities		7,314,747	0.8%
TOTAL — BELGIUM		9,504,354	1.1%
CANADA — (5.8%)
COMMON STOCKS — (5.8%)
# EnCana Corp.	37,900	1,981,532	0.3%
# Manulife Financial Corp.	67,400	2,228,470	0.3%
Other Securities		50,534,772	5.8%
TOTAL — CANADA		54,744,774	6.4%
DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		8,620,598	1.0%
FINLAND — (1.3%)
COMMON STOCKS — (1.3%)
Other Securities		12,134,916	1.4%
FRANCE — (7.0%)
COMMON STOCKS — (7.0%)
AXA SA ADR	98,200	3,733,564	0.5%
BNP Paribas SA	51,589	5,573,277	0.7%
Compagnie de Saint-Gobain	32,140	2,573,031	0.3%
Sanofi - Aventis ADR	90,995	4,004,690	0.5%
Schneider Electric SA	19,405	2,107,965	0.3%
Societe Generale Paris	13,990	2,351,213	0.3%
Vivendi SA	77,907	3,004,708	0.4%
Other Securities		42,540,539	4.8%
TOTAL — FRANCE		65,888,987	7.8%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (5.7%)
COMMON STOCKS — (5.7%)
Allianz SE	11,492	$2,240,459	0.3%
* Allianz SE ADR	125,300	2,449,615	0.3%
Commerzbank AG	64,851	2,343,575	0.3%
Deutsche Bank AG	15,087	1,951,308	0.2%
Deutsche Bank AG ADR	16,100	2,082,696	0.3%
Deutsche Telekom AG	144,796	2,573,589	0.3%
E.ON AG ADR	101,400	4,350,060	0.5%
Siemens AG ADR	29,600	2,825,320	0.3%
Other Securities		32,542,526	3.8%
TOTAL — GERMANY		53,359,148	6.3%
GREECE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		8,616,908	1.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		5,472	0.0%
TOTAL — GREECE		8,622,380	1.0%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Other Securities		21,439,723	2.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		379	0.0%
TOTAL — HONG KONG		21,440,102	2.5%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
Allied Irish Banks P.L.C. ADR	50,200	2,824,252	0.3%
Other Securities		8,930,641	1.1%
TOTAL — IRELAND		11,754,893	1.4%
ITALY — (3.2%)
COMMON STOCKS — (3.2%)
#* Telecom Italia SpA Sponsored ADR	69,100	2,114,460	0.3%
UniCredito Italiano SpA	238,533	2,065,070	0.3%
Other Securities		25,749,714	2.9%
TOTAL — ITALY		29,929,244	3.5%
JAPAN — (20.0%)
COMMON STOCKS — (20.0%)
Honda Motor Co., Ltd. ADR	71,900	2,537,351	0.3%
Toyota Motor Corp. ADR	27,400	3,289,370	0.4%
Other Securities		182,155,318	21.4%
TOTAL — JAPAN		187,982,039	22.1%
NETHERLANDS — (3.0%)
COMMON STOCKS — (3.0%)
ABN AMRO Holding NV ADR	116,746	3,514,055	0.4%
ING Groep NV ADR	84,600	3,620,034	0.4%
Koninklijke Philips Electronics NV ADR	69,500	2,593,740	0.3%
Other Securities		18,589,440	2.2%
TOTAL — NETHERLANDS		28,317,269	3.3%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		$1,779,319	0.2%
NORWAY — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		6,672,986	0.8%
PORTUGAL — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		3,628,591	0.4%
SINGAPORE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		8,253,651	1.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		11,382	0.0%
TOTAL — SINGAPORE		8,265,033	1.0%
SPAIN — (2.8%)
COMMON STOCKS — (2.8%)
Banco Santander Central Hispano SA	187,310	3,413,875	0.4%
Banco Santander Central Hispano SA Sponsored ADR	154,700	2,827,916	0.3%
Other Securities		19,566,520	2.3%
TOTAL COMMON STOCKS		25,808,311	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,288	0.0%
TOTAL — SPAIN		25,809,599	3.0%
SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
Other Securities		22,440,918	2.7%
SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
Compagnie Financiere Richemont AG Series A	40,530	2,190,397	0.3%
Credit Suisse Group ADR	61,600	4,076,072	0.5%
Nestle SA	17,132	6,057,364	0.7%
Novartis AG ADR	39,200	2,289,672	0.3%
Roche Holding AG Genusschein	11,729	2,123,498	0.3%
Swiss Reinsurance Co.	33,552	2,872,579	0.4%
UBS AG	66,978	4,042,512	0.5%
Zurich Financial SVCS AG	15,956	4,158,138	0.5%
Other Securities		27,395,238	3.0%
TOTAL COMMON STOCKS		55,205,470	6.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		479	0.0%
TOTAL — SWITZERLAND		55,205,949	6.5%
UNITED KINGDOM — (19.8%)
COMMON STOCKS — (19.8%)
Anglo American P.L.C.	65,468	3,055,610	0.4%
Aviva P.L.C.	148,102	2,297,210	0.3%
Barclays P.L.C. ADR	65,400	3,535,524	0.4%
BP P.L.C. ADR	141,000	9,599,280	1.1%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HBOS P.L.C.	226,039	$4,628,951	0.6%
HSBC Holdings P.L.C. ADR	134,600	12,517,800	1.5%
Legal and General Group P.L.C.	695,237	2,077,336	0.3%
Royal Bank of Scotland Group P.L.C.	206,203	7,482,549	0.9%
Royal Dutch Shell P.L.C. Series B	111,150	3,979,774	0.5%
Tesco P.L.C.	252,337	1,943,633	0.2%
Vodafone Group P.L.C.	819,694	2,173,099	0.3%
Vodafone Group P.L.C. Sponsored ADR	262,462	6,918,498	0.8%
Xstrata P.L.C.	43,259	1,945,692	0.2%
Other Securities		123,663,582	14.3%
TOTAL COMMON STOCKS		185,818,538	21.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,147	0.0%
TOTAL — UNITED KINGDOM		185,825,685	21.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $95,737,953 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 5.253%(r), 08/01/35 & 5.500%, 10/01/36, valued at $89,291,607) to be repurchased at $87,551,706	$87,539	87,538,794	10.3%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $4,799,000 FHLMC 5.82%, 06/01/36, valued at $4,662,255) to be repurchased at $4,593,662	4,593	4,593,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		92,131,794	10.8%
TOTAL INVESTMENTS — (100.0%) (Cost $840,324,278)		$938,419,286	110.3%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

INTERNATIONAL SMALL COMPANY PORTFOLIO

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.8%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company		$1,697,553,456
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		1,156,824,903
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,039,774,459
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		649,819,141
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $3,253,915,455)		4,543,971,959
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $9,244,000 FHLMC 5.82%, 06/01/36 valued at $8,980,597) to be repurchased at $8,848,275 (Cost $8,847,000)	$8,847	8,847,000
TOTAL INVESTMENTS — (100.0%) (Cost $3,262,762,455)		$4,552,818,959

JAPANESE SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$169,008,245
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $258,276,175)	$169,008,245

ASIA PACIFIC SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$71,549,753
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $78,909,049)	$71,549,753

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

UNITED KINGDOM SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$31,808,461
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $17,182,318)	$31,808,461

CONTINENTAL SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$90,284,068
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $52,758,970)	$90,284,068

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (7.8%)
COMMON STOCKS — (7.8%)
Adelaide Brighton, Ltd.	12,540,693	$25,969,864	0.4%
Futuris Corp., Ltd.	14,819,448	22,086,405	0.3%
Minara Resources, Ltd.	5,729,285	26,630,482	0.4%
Pacific Brands, Ltd.	10,964,247	22,996,055	0.4%
Other Securities		499,672,063	7.4%
TOTAL COMMON STOCKS		597,354,869	8.9%
PREFERRED STOCKS — (0.0%)
Other Securities		2,645,378	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		880,972	0.0%
TOTAL — AUSTRALIA		600,881,219	8.9%
AUSTRIA — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		58,506,868	0.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		3,117	0.0%
TOTAL — AUSTRIA		58,509,985	0.9%
BELGIUM — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		105,872,562	1.6%
CANADA — (3.7%)
COMMON STOCKS — (3.7%)
* Algoma Steel, Inc.	1,072,620	32,740,715	0.5%
* Sino-Forest Corp.	3,962,700	23,594,729	0.4%
Other Securities		226,820,124	3.3%
TOTAL — CANADA		283,155,568	4.2%
DENMARK — (1.2%)
COMMON STOCKS — (1.2%)
East Asiatic Co., Ltd.	366,200	21,476,422	0.3%
Other Securities		70,197,732	1.1%
TOTAL COMMON STOCKS		91,674,154	1.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		18,671	0.0%
TOTAL — DENMARK		91,692,825	1.4%
FINLAND — (2.5%)
COMMON STOCKS — (2.5%)
# Huhtamaki Oyj	1,446,922	27,208,968	0.4%
Rautaruukki Oyj Series K	1,108,900	40,589,684	0.6%
Other Securities		127,108,241	1.9%
TOTAL COMMON STOCKS		194,906,893	2.9%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
RIGHTS/WARRANTS — (0.0%)
Other Securities		$16,864	0.0%
TOTAL — FINLAND		194,923,757	2.9%
FRANCE — (5.0%)
COMMON STOCKS — (5.0%)
# Havas SA	6,556,080	36,198,135	0.6%
Nexans SA	578,122	62,289,984	0.9%
# SCOR SA	8,393,721	24,004,376	0.4%
Other Securities		257,876,726	3.8%
TOTAL COMMON STOCKS		380,369,221	5.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,003,412	0.0%
TOTAL — FRANCE		381,372,633	5.7%
GERMANY — (4.5%)
COMMON STOCKS — (4.5%)
* Aareal Bank AG	530,177	21,242,701	0.3%
Bilfinger Berger AG	765,357	47,702,464	0.7%
* Epcos AG	1,220,065	22,243,289	0.3%
# Norddeutsche Affinerie AG	815,952	22,953,941	0.4%
Salzgitter AG	262,419	31,677,476	0.5%
Other Securities		203,316,845	3.0%
TOTAL COMMON STOCKS		349,136,716	5.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		91,699	0.0%
TOTAL — GERMANY		349,228,415	5.2%
GREECE — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		81,392,274	1.2%
HONG KONG — (2.6%)
COMMON STOCKS — (2.6%)
Other Securities		197,140,142	2.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		251,032	0.0%
TOTAL — HONG KONG		197,391,174	2.9%
IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		53,707,563	0.8%
ITALY — (2.1%)
COMMON STOCKS — (2.1%)
Other Securities		160,167,537	2.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		5,941	0.0%
TOTAL — ITALY		160,173,478	2.4%
JAPAN — (20.7%)
COMMON STOCKS — (20.7%)
Other Securities		1,593,323,290	23.7%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (0.0%)
PREFERRED STOCKS — (0.0%)
Other Securities		$5,544	0.0%
NETHERLANDS — (2.6%)
COMMON STOCKS — (2.6%)
#* Hagemeyer NV	6,709,012	31,992,666	0.5%
Nutreco Holding NV	425,303	26,326,274	0.4%
# Oce NV	1,313,301	21,897,150	0.3%
Other Securities		117,284,427	1.7%
TOTAL — NETHERLANDS		197,500,517	2.9%
NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		15,605,292	0.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		11,520	0.0%
TOTAL — NEW ZEALAND		15,616,812	0.2%
NORWAY — (1.6%)
COMMON STOCKS — (1.6%)
Other Securities		122,301,870	1.8%
PORTUGAL — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		18,514,976	0.3%
SINGAPORE — (1.2%)
COMMON STOCKS — (1.2%)
Other Securities		90,249,621	1.3%
SPAIN — (1.3%)
COMMON STOCKS — (1.3%)
Other Securities		97,738,812	1.4%
SWEDEN — (2.9%)
COMMON STOCKS — (2.9%)
Boliden AB	1,101,527	26,645,641	0.4%
Kungsleden AB	1,871,100	26,144,058	0.4%
Other Securities		169,647,270	2.5%
TOTAL COMMON STOCKS		222,436,969	3.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		3,761	0.0%
TOTAL — SWEDEN		222,440,730	3.3%
SWITZERLAND — (4.9%)
COMMON STOCKS — (4.9%)
Baloise-Holding AG	316,202	30,547,823	0.5%
Converium Holding AG	3,184,445	41,709,427	0.6%
PSP Swiss Property AG	588,827	32,532,749	0.5%
Other Securities		273,083,822	4.0%
TOTAL — SWITZERLAND		377,873,821	5.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (18.2%)
COMMON STOCKS — (18.2%)
Aga Food Service Group P.L.C.	2,647,982	$21,897,277	0.3%
Bellway P.L.C.	1,861,474	53,496,790	0.8%
Bodycote International P.L.C.	6,468,388	31,420,319	0.5%
Bovis Homes Group P.L.C.	2,060,955	41,064,901	0.6%
Brit Insurance Holdings P.L.C.	5,833,578	34,890,640	0.5%
Brixton P.L.C.	3,073,387	33,024,661	0.5%
Capital & Regional P.L.C.	1,412,913	37,169,204	0.6%
Derwent Valley Holdings P.L.C.	1,077,248	40,405,567	0.6%
DS Smith P.L.C.	8,448,329	29,874,312	0.5%
* easyJet P.L.C.	2,217,691	26,002,808	0.4%
* Galiform P.L.C.	8,481,638	21,319,783	0.3%
Great Portland Estates P.L.C.	3,415,721	41,213,835	0.6%
Greene King P.L.C.	2,436,932	49,640,597	0.8%
* Henderson Group P.L.C.	15,944,321	39,063,775	0.6%
Hiscox P.L.C.	7,802,632	40,568,609	0.6%
London Merchant Securities P.L.C.	6,208,682	34,283,081	0.5%
Luminar P.L.C.	1,747,784	23,584,215	0.4%
McAlpine (Alfred) P.L.C.	1,910,702	21,304,937	0.3%
* Minerva P.L.C.	3,078,761	22,380,745	0.3%
Redrow P.L.C.	2,015,473	26,075,215	0.4%
Shaftesbury P.L.C.	2,925,593	39,157,340	0.6%
Unite Group P.L.C.	2,757,691	27,072,757	0.4%
Wetherspoon (J.D.) P.L.C.	1,723,544	21,960,169	0.3%
Wolverhampton & Dudley Breweries P.L.C.	1,230,125	38,299,427	0.6%
Workspace Group P.L.C.	4,292,012	38,442,838	0.6%
Other Securities		563,767,933	8.2%
TOTAL — UNITED KINGDOM		1,397,381,735	20.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (12.9%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $2,033,109 FHLMC 6.000%, 02/15/31 & 06/15/32, valued at $2,607,471) to be repurchased at $2,556,344	$2,556	2,555,967	0.0%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $288,314,987 FNMA, rates ranging from 4.500% to 7.000%, maturities ranging from 09/01/18 to 10/01/36, valued at $241,740,000) to be repurchased at $237,034,958	237,000	237,000,000	3.5%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $68,900,000 FNMA 4.500%, 07/01/20 & 5.500%, 08/01/24, valued at $52,752,285) to be repurchased at $51,721,949	51,714	51,714,321	0.8%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $42,280,000 FNMA 5.000%, 03/01/19 & 6.000%, 02/01/36, valued at $32,473,818) to be repurchased at $31,839,966	31,835	31,835,261	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $462,000 FHLMC 5.82%, 06/01/36, valued at $448,836) to be repurchased at $442,064	442	442,000	0.0%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $1,206,866,392 FNMA, rates ranging from 5.500% to 7.000%, maturities ranging from 09/01/21 to 11/01/36, valued at $679,321,950) to be repurchased at $666,098,235	666,000	666,000,000	9.9%
TOTAL TEMPORARY CASH INVESTMENTS		989,547,549	14.7%
TOTAL INVESTMENTS — (100.0%) (Cost $5,826,346,971)		$7,680,796,730	114.1%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

EMERGING MARKETS PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$2,345,812,515
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,229,760,091)	$2,345,812,515

EMERGING MARKETS SMALL CAP PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$839,251,453
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $595,028,931)	$839,251,453

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
BRAZIL — (11.5%)
COMMON STOCKS — (1.8%)
Companhia Siderurgica Nacional SA ADR	149,228	$4,449,979	0.6%
Companhia Vale do Rio Doce ADR	164,600	4,569,296	0.6%
Other Securities		6,227,702	0.7%
TOTAL COMMON STOCKS		15,246,977	1.9%
PREFERRED STOCKS — (9.7%)
Banco Bradesco SA ADR	176,900	6,670,899	0.8%
Banco Itau Holding Financeira SA ADR	143,600	4,807,728	0.6%
Companhia Vale do Rio Doce ADR	244,400	5,755,620	0.7%
Companhia Vale do Rio Doce Series A	118,764	2,774,634	0.3%
Gerdau SA ADR	254,450	4,007,587	0.5%
Investimentos Itau SA	951,000	4,414,573	0.5%
Metalurgica Gerdau SA	182,750	3,515,722	0.4%
Unibanco-Uniao de Bancos Brasileiros SA ADR	91,947	7,785,152	1.0%
Usinas Siderurgicas de Minas Gerais SA Series A	146,800	4,960,009	0.6%
Votorantim Celulose e Papel SA ADR	142,100	2,827,790	0.4%
Other Securities		35,602,693	4.3%
TOTAL PREFERRED STOCKS		83,122,407	10.1%
TOTAL — BRAZIL		98,369,384	12.0%
CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Empresas CMPC SA	84,894	2,912,357	0.4%
Empresas Copec SA	287,698	3,253,451	0.4%
Other Securities		18,299,069	2.2%
TOTAL COMMON STOCKS		24,464,877	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,884	0.0%
TOTAL — CHILE		24,471,761	3.0%
CZECH REPUBLIC — (1.4%)
COMMON STOCKS — (1.4%)
CEZ A.S.	106,278	4,725,722	0.6%
Telefonica 02 Czech Republic A.S.	125,145	2,811,674	0.4%
Other Securities		4,654,343	0.5%
TOTAL — CZECH REPUBLIC		12,191,739	1.5%
HUNGARY — (2.3%)
COMMON STOCKS — (2.3%)
MOL Hungarian Oil & Gas NYRT	65,139	7,320,128	0.9%
OTP Bank NYRT	128,055	4,905,463	0.6%
Richter Gedeon NYRT	15,222	3,139,405	0.4%
Other Securities		4,255,556	0.5%
TOTAL — HUNGARY		19,620,552	2.4%
INDIA — (11.0%)
COMMON STOCKS — (11.0%)
ICICI Bank Sponsored ADR	143,153	5,570,083	0.7%
Infosys Technologies, Ltd.	126,187	6,157,953	0.8%
Reliance Industries, Ltd.	375,053	10,416,095	1.3%
Other Securities		72,112,565	8.7%
TOTAL COMMON STOCKS		94,256,696	11.5%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PREFERRED STOCKS — (0.0%)
Other Securities		$3,496	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,676	0.0%
TOTAL — INDIA		94,262,868	11.5%
INDONESIA — (2.6%)
COMMON STOCKS — (2.6%)
PT Astra International Tbk	1,839,500	3,193,960	0.4%
PT Telekomunikasi Indonesia Tbk ADR	63,812	2,805,176	0.4%
Other Securities		16,402,227	1.9%
TOTAL — INDONESIA		22,401,363	2.7%
ISRAEL — (3.6%)
COMMON STOCKS — (3.6%)
Bank Hapoalim B.M.	612,710	2,957,943	0.4%
Teva Pharmaceutical Industries, Ltd. ADR	171,092	5,485,209	0.7%
Other Securities		21,930,518	2.6%
TOTAL — ISRAEL		30,373,670	3.7%
MALAYSIA — (5.3%)
COMMON STOCKS — (5.3%)
Other Securities		45,451,376	5.5%
MEXICO — (9.3%)
COMMON STOCKS — (9.3%)
America Movil S.A. de C.V. ADR	224,375	9,977,956	1.2%
* Carso Global Telecom S.A. de C.V. Telecom Series A1	973,300	3,017,304	0.4%
Cemex S.A.B. de C.V. ADR	445,926	14,510,432	1.8%
Fomento Economico Mexicano S.A. de C.V. ADR	53,280	5,607,720	0.7%
Grupo Financiero del Norte S.A. de C.V. Series C	923,972	3,440,626	0.4%
Grupo Mexico S.A.B. de C.V. Series B	933,227	3,373,130	0.4%
Grupo Televisa S.A. de C.V. ADR	111,420	2,928,118	0.4%
Telefonos de Mexico S.A. de C.V. ADR	225,025	5,873,153	0.7%
# Wal-Mart de Mexico S.A. de C.V. Series V	811,943	3,038,244	0.4%
Other Securities		27,399,464	3.2%
TOTAL — MEXICO		79,166,147	9.6%
PHILIPPINES — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		7,849,247	1.0%
POLAND — (3.4%)
COMMON STOCKS — (3.4%)
Polski Koncern Naftowy Orlen SA	326,842	5,895,951	0.7%
Other Securities		22,999,139	2.8%
TOTAL COMMON STOCKS		28,895,090	3.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		57,931	0.0%
TOTAL — POLAND		28,953,021	3.5%
SOUTH AFRICA — (12.0%)
COMMON STOCKS — (12.0%)
FirstRand, Ltd.	1,016,981	2,805,403	0.4%
Impala Platinum Holdings, Ltd.	125,424	3,170,581	0.4%
MTN Group, Ltd.	424,971	4,345,238	0.5%
Naspers, Ltd. Series N	140,312	2,861,143	0.4%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Sanlam, Ltd.	1,514,897	$3,768,781	0.5%
Sasol, Ltd. Sponsored ADR	221,100	7,793,775	1.0%
Standard Bank Group, Ltd.	470,989	5,790,332	0.7%
Other Securities		71,847,449	8.6%
TOTAL — SOUTH AFRICA		102,382,702	12.5%
SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
POSCO Sponsored ADR	47,540	3,749,004	0.5%
Samsung Electronics Co., Ltd.	15,620	10,705,561	1.3%
SK Corp., Ltd.	38,912	2,860,979	0.4%
Other Securities		84,672,254	10.2%
TOTAL COMMON STOCKS		101,987,798	12.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		957	0.0%
TOTAL — SOUTH KOREA		101,988,755	12.4%
TAIWAN — (12.4%)
COMMON STOCKS — (12.4%)
Hon Hai Precision Industry Co., Ltd.	504,704	3,669,533	0.5%
Mega Financial Holding Co., Ltd.	3,604,000	2,735,594	0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,577,878	5,230,253	0.7%
United Microelectronics Corp.	4,874,359	3,201,781	0.4%
Other Securities		90,502,470	10.8%
TOTAL COMMON STOCKS		105,339,631	12.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		18,820	0.0%
TOTAL — TAIWAN		105,358,451	12.8%
THAILAND — (2.3%)
COMMON STOCKS — (2.3%)
Other Securities		19,742,043	2.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		5,757	0.0%
TOTAL — THAILAND		19,747,800	2.4%
TURKEY — (3.0%)
COMMON STOCKS — (3.0%)
Other Securities		25,807,884	3.1%
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		67,689	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (4.1%)
@ Repurchase Agreement, Bear Stearns & Co. 5.30%, 12/01/06 (Collateralized by $17,300,475 Federal Farm Credit Bank 5.750%, 12/07/28, valued at $18,888,084) to be repurchased at $18,517,730	$18,515	$18,515,004	2.3%
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $9,789,878 FHLMC 6.000%, 03/15/29 & FNMA 5.500%, 09/25/32, valued at $13,722,296) to be repurchased at $13,453,231	13,451	13,451,247	1.6%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $2,985,000 FHLMC 5.82%, 06/01/36, valued at $2,899,944) to be repurchased at $2,857,412	2,857	2,857,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		34,823,251	4.2%
TOTAL INVESTMENTS — (100.0%) (Cost $698,445,872)		$853,287,660	103.8%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

DFA ONE-YEAR FIXED INCOME PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA One-Year Fixed Income Series of The DFA Investment Trust Company		$2,418,842,680
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,403,992,085)	241,884,268	$2,418,842,680

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA Two-Year Global Fixed Income Series of The DFA Investment Trust Company		$2,423,902,229
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,373,471,368)	237,870,680	$2,423,902,229

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (99.5%)
Federal Farm Credit Bank 3.210%, 12/12/06	$5,780	$5,776,387
1.875%, 01/16/07	11,765	11,716,175
4.600%, 01/23/07	4,000	3,996,188
4.850%, 02/15/07	10,000	9,991,780
2.150%, 04/05/07	15,000	14,845,320
3.900%, 05/17/07	9,635	9,570,041
7.250%, 06/12/07	10,785	10,899,375
3.250%, 06/15/07	7,835	7,755,099
Federal Farm Credit Bank Discount Notes
5.130%, 12/14/06	40,000	39,925,160
5.060%, 12/29/06	16,600	16,533,119
5.145%, 01/08/07	12,000	11,934,768
4.550%, 01/12/07	19,000	18,885,848
5.080%, 02/01/07	31,000	30,725,588
5.090%, 02/01/07	13,025	12,909,703
5.120%, 02/21/07	21,000	20,754,132
4.710%, 03/01/07	6,000	5,923,350
Federal Home Loan Bank 3.875%, 12/01/06	33,000	33,000,000
2.750%, 12/15/06	7,500	7,492,732
3.875%, 12/20/06	10,000	9,992,660
3.800%, 12/22/06	9,945	9,936,517
4.625%, 12/27/06	27,915	27,901,880
3.750%, 01/16/07	11,100	11,079,287
4.625%, 01/17/07	4,000	3,996,728
3.500%, 01/18/07	28,660	28,595,085
4.000%, 02/02/07	8,500	8,482,175
2.760%, 02/09/07	17,500	17,419,325
2.875%, 02/15/07	25,285	25,164,214
3.375%, 02/15/07	4,915	4,896,441
4.875%, 02/15/07	67,260	67,208,075
5.375%, 02/15/07	6,000	6,001,380
2.625%, 02/16/07	58,275	57,963,404
3.375%, 02/23/07	63,005	62,742,206
Federal Home Loan Bank Discount Notes
5.155%, 12/27/06	34,600	34,473,856
5.185%, 12/27/06	22,300	22,213,281
5.080%, 12/29/06	15,000	14,939,565
5.130%, 01/05/07	78,000	77,609,454
5.150%, 01/10/07	69,200	68,804,038
5.155%, 01/17/07	66,822	66,372,689
5.140%, 01/31/07	17,700	17,545,550
Tennessee Valley Authority Discount Note 5.075%, 12/21/06	5,000	4,985,610
TOTAL AGENCY OBLIGATIONS		920,958,185
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $5,012,000 FNMA 5.50%, 05/01/36, valued at $4,763,999) to be repurchased at $4,693,677	4,693	4,693,000
TOTAL INVESTMENTS — (100.0%) (Cost $925,939,932)		$925,651,185

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount^	Value†
	(000)
AUSTRALIA — (0.1%)
BONDS — (0.1%)
Toyota Finance Australia 4.710%, 12/20/07	4,000	$3,102,549
AUSTRIA — (7.2%)
BONDS — (7.2%)
Asfinag 3.250%, 10/19/09	13,900	18,164,748
Austria, Republic of (f) 3.000%, 08/21/09	30,800	26,184,086
Oesterreichische Kontrollbank AG (j) 1.800%, 03/22/10	7,470,000	66,185,084
PFandBriefstelle der Oesterreichischen Landes-Hypothekenbanken (j) 1.600%, 02/15/11	7,146,000	62,841,278
TOTAL — AUSTRIA		173,375,196
BELGIUM — (2.6%)
BONDS — (2.6%)
Belgium, Kingdom of 5.750%, 03/28/08	46,000	62,485,044
CANADA — (2.1%)
BONDS — (2.1%)
Canadian Government (j) 1.900%, 03/23/09	2,600,000	22,973,843
Ontario, Province of (j) 1.875%, 01/25/10	1,560,000	13,835,463
(e) 3.500%, 03/12/10	11,000	14,438,423
TOTAL — CANADA		51,247,729
DENMARK — (4.1%)
BONDS — (4.1%)
Denmark, Kingdom of 7.000%, 11/15/07	387,000	70,782,755
Kommunekredit (f) 3.000%, 11/19/08	33,000	27,877,703
TOTAL — DENMARK		98,660,458
FINLAND — (0.6%)
BONDS — (0.6%)
Finland, Republic of (u) 4.750%, 03/06/07	15,000	14,972,520
FRANCE — (7.6%)
BONDS — (7.6%)
Caisse D'Amortissement de la Dette Sociale SA (g) 4.625%, 12/07/07	6,000	11,727,537
3.125%, 07/12/10	12,400	16,106,764
Dexia Municipal Agency (f) 4.000%, 03/08/10	18,000	15,793,152
ERAP 3.375%, 04/25/08	24,500	32,310,383

	Face Amount^	Value†
	(000)
French Treasury Note 2.750%, 03/12/08	44,500	$58,249,156
Societe Nationale Cheminis Francais 4.625%, 10/25/09	2,700	3,652,643
Total Capital SA (f) 2.375%, 10/01/09	15,000	12,502,082
(f) 1.625%, 07/12/11	9,650	7,793,881
UNEDIC 3.500%, 09/18/08	20,000	26,395,026
TOTAL — FRANCE		184,530,624
GERMANY — (12.7%)
BONDS — (12.7%)
Bayerische Landesbank (f) 3.125%, 02/10/09	8,000	6,793,331
5.750%, 06/02/10	6,000	8,446,985
(j) 1.000%, 09/20/10	2,950,000	25,318,138
BundesObligation 4.250%, 02/15/08	26,700	35,581,731
DSL Bank AG (j) 1.750%, 10/07/09	1,450,000	12,801,337
KFW-Kreditanstalt Fuer Wiederaufbau AG (g) 5.375%, 12/07/07	4,000	7,872,173
(s) 3.750%, 01/28/09	15,560	2,273,737
(j) 1.750%, 03/23/10	750,000	6,634,657
(j) 1.850%, 09/20/10	5,230,000	46,475,274
Landeskreditbank Baden-Wuerttemberg Foerderbank (g) 5.000%, 12/07/07	7,000	13,714,408
3.000%, 07/04/08	12,800	16,753,949
Landwirtschaftliche Rentenbank (t) 4.900%, 11/19/07	37,000	28,790,181
3.000%, 01/31/08	9,000	11,809,644
3.625%, 09/01/08	20,000	26,412,295
Norddeutsche Landesbank (j) 0.450%, 01/19/09	6,700,000	57,471,883
TOTAL — GERMANY		307,149,723
NETHERLANDS — (7.5%)
BONDS — (7.5%)
Bank Nederlandse Gemeenten NV 3.000%, 04/15/10	23,600	30,513,945
Deutsche Bahn Finance NV 6.000%, 06/15/10	12,763	18,109,062
Nederlandse Waterschapsbank NV (f) 3.500%, 10/29/09	3,000	2,579,630
Netherlands, Government of 2.500%, 01/15/08	47,200	61,716,489
Rabobank Nederland NV (j) 0.800%, 02/03/11	8,085,000	68,742,231
TOTAL — NETHERLANDS		181,661,357

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NORWAY — (3.1%)
BONDS — (3.1%)
Eksportfinans ASA (j) 1.800%, 06/21/10	7,298,000	$64,658,496
Kommunalbanken AS (t) 5.200%, 09/10/07	13,103	10,236,417
TOTAL — NORWAY		74,894,913
SPAIN — (2.7%)
BONDS — (2.7%)
Instituto de Credito Oficial (g) 4.750%, 12/07/07	3,000	5,867,460
2.875%, 03/16/09	44,750	58,144,835
TOTAL — SPAIN		64,012,295
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (7.1%)
BONDS — (7.1%)
African Development Bank (f) 1.500%, 04/11/08	4,000	3,305,527
(j) 1.950%, 03/23/10	1,000,000	8,865,215
Eurofima (s) 5.625%, 02/05/08	43,100	6,431,402
European Investment Bank (g) 4.500%, 12/07/07	2,000	3,901,745
(s) 4.000%, 04/15/09	269,700	39,652,319
(f) 1.500%, 03/01/10	18,500	15,089,572
(d) 5.000%, 06/10/10	65,000	11,949,226
Inter-American Development Bank (j) 1.900%, 07/08/09	7,500,000	66,427,822
Nordic Investment Bank (t) 5.140%, 06/12/07	11,000	8,622,491
Oresundsbro Konsortiet (s) 6.000%, 04/20/09	9,000	1,376,193
World Bank (International Bank for Reconstruction & Development) (g) 7.125%, 07/30/07	3,000	5,974,991
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		171,596,503
SWEDEN — (6.4%)
BONDS — (6.4%)
Kommuninvest I Sverige AB 4.100%, 05/11/09	156,000	22,928,173
(f) 2.250%, 12/14/09	9,260	7,720,046
Stockholm, Sweden, City of 3.375%, 03/08/10	254,400	36,593,447
Swedish Export Credit Corp. (u) 2.875%, 01/26/07	14,700	14,650,226
(d) 5.375%, 10/15/09	6,790	1,254,479
Swedish Government 6.500%, 05/05/08	100,000	15,203,679
5.000%, 01/28/09	109,000	16,398,540
4.000%, 12/01/09	277,000	40,953,453
TOTAL — SWEDEN		155,702,043

	Face Amount^	Value†
	(000)
SWITZERLAND — (0.2%)
BONDS — (0.2%)
UBS AG 0.875%, 12/29/09	6,700	$5,353,996
UNITED KINGDOM — (7.7%)
BONDS — (7.7%)
Bank of England Euro Note (e) 2.500%, 01/28/08	53,000	69,242,529
BP Capital Markets P.L.C. (f) 1.250%, 12/29/09	61,500	49,929,389
Network Rail MTN Finance P.L.C. (e) 3.125%, 03/30/09	47,000	61,424,728
Nework Rail Infrastructure Finance P.L.C. 4.500%, 03/14/08	2,500	4,871,411
TOTAL — UNITED KINGDOM		185,468,057
UNITED STATES — (27.2%)
AGENCY OBLIGATIONS — (4.2%)
Federal Home Loan Bank
3.750%, 01/16/07	17,700	17,666,972
Federal Home Loan Mortgage Corporation (e) 5.750%, 09/15/10	38,000	53,801,083
Federal National Mortgage Association (t) 6.375%, 08/15/07	37,030	29,183,646
TOTAL AGENCY OBLIGATIONS		100,651,701
BONDS — (5.9%)
Fleetboston Financial Corp. 4.875%, 12/01/06	16,870	16,870,000
General Electric Capital Corp. (j) 0.750%, 02/05/09	240,000	2,063,376
(s) 3.250%, 01/28/10	37,640	5,402,266
(f) 1.750%, 02/12/10	37,000	30,261,208
(s) 2.750%, 08/17/10	120,500	16,898,256
(j) 1.450%, 11/10/11	1,000,000	8,639,998
Toyota Motor Credit Corp. (j) 0.550%, 06/30/10	7,295,000	61,692,174
TOTAL BONDS		141,827,278
CERTIFICATES OF DEPOSIT INTEREST BEARING — (3.6%)
Deutsche Bank AG 4.960%, 02/07/07	20,000	19,980,010
5.020%, 02/21/07	27,500	27,464,882
Wells Fargo Bank NA 4.850%, 01/30/07	39,000	38,935,880
TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		86,380,772
COMMERCIAL PAPER — (13.5%)
Barton Capital Corp. 5.260%, 01/16/07	22,800	22,645,623
5.260%, 01/18/07	37,600	37,334,394
BASF AG 5.260%, 01/29/07	14,600	14,474,595

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
Beta Finance Corp.
5.260%, 01/16/07	26,000	$25,823,957
5.250%, 01/19/07	5,000	4,963,951
5.250%, 01/23/07	10,500	10,418,148
5.255%, 02/15/07	25,000	24,721,385
Canadian Wheat Board
5.250%, 12/18/06	7,600	7,581,195
Ciesco L.P.
5.260%, 01/11/07	13,300	13,219,765
Govco, Inc.
5.250%, 12/20/06	10,000	9,972,044
5.410%, 12/26/06	20,000	19,926,444
5.250%, 01/22/07	4,285	4,252,227
HBOS Treasury Services P.L.C.
5.245%, 02/09/07	14,400	14,253,280
Ixis Commercial Paper
5.310%, 12/05/06	12,400	12,392,767
5.250%, 02/05/07	13,200	13,073,192
Sigma Finance Corp.
5.310%, 12/13/06	20,000	19,964,680
5.250%, 01/22/07	14,000	13,892,924
Societe Generale North America
5.110%, 01/31/07	35,000	34,689,238
UBS Finance Delaware, Inc.
5.235%, 12/04/06	13,200	13,194,225
Windmill Funding Corp.
5.245%, 01/03/07	11,000	10,946,538
TOTAL COMMERCIAL PAPER		327,740,572
TOTAL — UNITED STATES		656,600,323
TEMPORARY CASH INVESTMENTS — (1.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $26,947,000 FHLMC 5.82%, 06/01/36, valued at $26,179,159) to be repurchased at $25,795,718	25,792	25,792,000
TOTAL INVESTMENTS — (100.0%) (Cost $2,360,674,342)		$2,416,605,330

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (65.6%)
Federal Farm Credit Bank 6.450%, 10/07/09	$2,000	$2,088,936
7.160%, 05/19/10	3,000	3,229,383
4.180%, 09/22/10	7,000	6,862,975
6.700%, 11/22/10	2,000	2,142,752
6.135%, 12/13/10	4,000	4,201,256
5.750%, 01/18/11	9,000	9,345,015
6.000%, 03/07/11	9,000	9,431,928
6.740%, 04/11/11	1,000	1,077,924
4.800%, 05/24/11	3,300	3,308,451
6.300%, 06/06/11	2,800	2,984,436
4.250%, 07/11/11	13,600	13,330,856
4.350%, 11/02/11	8,000	7,870,328
4.200%, 11/07/11	6,650	6,498,653
4.300%, 11/23/11	5,500	5,398,382
6.260%, 12/02/11	2,000	2,135,816
4.950%, 12/22/11	9,000	9,091,440
5.230%, 02/14/12	12,000	12,276,240
4.500%, 03/14/12	8,500	8,410,622
4.625%, 03/16/12	7,000	6,934,557
5.000%, 06/01/12	4,295	4,350,573
4.480%, 08/24/12	12,000	11,847,396
6.280%, 11/26/12	3,000	3,238,353
4.400%, 01/03/13	11,000	10,803,771
4.150%, 05/15/13	10,000	9,674,960
5.580%, 07/03/13	15,900	16,647,554
3.880%, 07/08/13	7,000	6,661,837
4.920%, 08/26/13	4,125	4,167,091
4.710%, 10/18/13	7,000	6,987,442
4.375%, 06/30/14	3,915	3,824,751
8.160%, 09/30/14	3,615	4,415,563
4.700%, 12/10/14	4,000	3,989,368
4.375%, 02/17/15	14,300	13,947,476
6.030%, 03/21/16	4,700	5,147,036
5.625%, 08/18/17	4,000	4,270,600
5.100%, 09/03/19	9,000	9,168,255
Federal Home Loan Bank 5.545%, 02/17/09	3,000	3,050,910
5.950%, 03/16/09	5,550	5,679,831
5.863%, 04/22/09	9,000	9,235,134
6.730%, 06/22/09	2,500	2,623,898
6.500%, 08/14/09	3,000	3,131,889
6.500%, 11/13/09	9,000	9,423,765
3.875%, 02/12/10	3,000	2,923,881
7.375%, 02/12/10	2,080	2,238,862
7.625%, 05/14/10	3,020	3,296,140
4.125%, 08/13/10	9,000	8,819,631
6.625%, 11/15/10	1,000	1,066,494
5.875%, 02/15/11	7,000	7,280,224
4.500%, 05/13/11	2,045	2,025,476
6.000%, 05/13/11	10,205	10,748,641
7.200%, 06/14/11	3,000	3,299,268
5.750%, 08/15/11	12,000	12,504,876
5.375%, 08/19/11	13,500	13,868,982
5.000%, 10/13/11	25,000	25,299,800

	Face Amount	Value†
	(000)
5.625%, 11/15/11	$5,000	$5,195,510
5.750%, 05/15/12	21,300	22,370,432
4.625%, 08/15/12	9,775	9,724,962
4.500%, 11/15/12	20,000	19,763,640
5.126%, 02/28/13	5,615	5,732,820
3.875%, 06/14/13	12,600	11,996,473
5.375%, 06/14/13	5,000	5,177,835
4.500%, 09/16/13	11,000	10,848,794
5.250%, 06/18/14	14,000	14,443,338
4.500%, 11/14/14	4,000	3,934,440
5.375%, 09/09/16	6,000	6,277,434
Tennessee Valley Authority 5.625%, 01/18/11	14,000	14,430,990
6.790%, 05/23/12	22,500	24,651,563
6.000%, 03/15/13	23,000	24,490,308
4.750%, 08/01/13	12,500	12,449,225
6.250%, 12/15/17	10,000	11,193,800
TOTAL AGENCY OBLIGATIONS		564,961,242
U.S. TREASURY OBLIGATIONS — (33.3%)
U.S. Treasury Bonds 11.250%, 02/15/15	9,000	13,156,524
10.625%, 08/15/15	11,000	15,841,716
9.875%, 11/15/15	6,000	8,374,452
9.250%, 02/15/16	9,000	12,212,928
7.250%, 05/15/16	6,000	7,267,032
7.500%, 11/15/16	4,000	4,955,312
9.000%, 11/15/18	12,200	17,147,673
8.125%, 08/15/19	3,800	5,081,314
8.750%, 08/15/20	6,000	8,490,936
8.125%, 05/15/21	16,000	21,823,744
U.S. Treasury Notes 6.000%, 08/15/09	3,000	3,111,093
6.500%, 02/15/10	6,600	6,991,875
5.750%, 08/15/10	3,600	3,758,062
5.000%, 02/15/11	14,700	15,034,763
5.000%, 08/15/11	35,000	35,885,920
4.875%, 02/15/12	39,700	40,548,270
4.375%, 08/15/12	25,300	25,262,455
4.000%, 11/15/12	9,700	9,490,460
3.875%, 02/15/13	14,300	13,877,707
4.250%, 08/15/13	15,000	14,841,210
4.000%, 02/15/14	4,000	3,889,844
TOTAL U.S. TREASURY OBLIGATIONS		287,043,290
TEMPORARY CASH INVESTMENTS — (1.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $40,663,000 FNMA 3.50%, 03/25/33, valued at $10,013,216) to be repurchased at $9,866,422	9,865	9,865,000
TOTAL INVESTMENTS — (100.0%) (Cost $849,970,848)		$861,869,532

See accompanying Notes to Financial Statements.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
MUNICIPAL BONDS — (44.9%)
ALABAMA — (1.4%)
Alabama State Department of Dock Facilities Revenue Bonds 6.000%, 10/01/08	$1,000	$1,044,060
Alabama State Federal Highway Finance Authority Series A Revenue Bonds 5.000%, 03/01/09	4,000	4,126,160
Alabama Water Pollution Control Authority Revenue Bonds 5.000%, 08/15/08	2,160	2,210,954
City of Huntsville, Alabama General Obligations 4.500%, 08/01/07	1,000	1,006,190
Jefferson County, Alabama Series A General Obligations 5.000%, 04/01/08	1,300	1,324,414
TOTAL ALABAMA		9,711,778
ARIZONA — (1.2%)
Arizona State Transportation Board Revenue Bonds 5.250%, 07/01/08	3,000	3,079,080
City of Scottsdale, Arizona General Obligations 5.000%, 07/01/08	2,250	2,301,142
Phoenix, Arizona Civic Improvement Corp. Water System Revenue Bonds 5.000%, 07/01/08	1,500	1,533,165
Pima County, Arizona General Obligations 5.100%, 07/01/07	1,000	1,008,850
TOTAL ARIZONA		7,922,237
ARKANSAS — (1.0%)
Fort Smith, Arkansas Water & Sewer Redevelopment Revenue Bonds 5.000%, 10/01/09	2,850	2,961,463
State of Arkansas General Obligations 5.500%, 08/01/09	3,885	4,077,191
TOTAL ARKANSAS		7,038,654
COLORADO — (0.1%)
Jefferson County, Colorado School District General Obligations 5.500%, 12/15/06	1,000	1,000,500
CONNECTICUT — (2.5%)
City of Stamford, Connecticut General Obligations 5.000%, 07/15/09	2,000	2,078,740
Connecticut State General Obligations 5.000%, 12/15/09	4,000	4,167,400
Connecticut State Special Obligation Rate Reduction Series A Revenue Bonds 5.000%, 06/30/09	5,000	5,181,400

	Face Amount	Value†
	(000)
State of Connecticut Health Education Refunding Bonds 4.500%, 03/15/09	$5,600	$5,722,528
TOTAL CONNECTICUT		17,150,068
DELAWARE — (0.3%)
Delaware Transportation Authority Series B Revenue Bonds 5.250%, 07/01/07	1,000	1,009,800
State of Delaware Series B General Obligations 5.000%, 05/01/07	1,000	1,006,010
TOTAL DELAWARE		2,015,810
FLORIDA — (1.6%)
Florida State Board of Education Series C General Obligations 4.000%, 06/01/09	4,000	4,045,360
Florida State Board of Education Series H General Obligations 5.000%, 06/01/08	2,000	2,042,860
Gainesville, Florida Utility System Revenue Bonds 5.000%, 10/01/09	4,000	4,157,520
Jacksonville, Florida Excise Taxes Revenue Bonds 5.250%, 10/01/07	1,000	1,013,850
TOTAL FLORIDA		11,259,590
GEORGIA — (1.5%)
State of Georgia Series B General Obligations 5.750%, 08/01/07	2,165	2,196,176
6.250%, 04/01/09	2,000	2,122,900
State of Georgia Series C General Obligations 5.750%, 09/01/07	1,000	1,016,210
State of Georgia Series D General Obligations 5.250%, 08/01/07	1,000	1,011,200
6.700%, 08/01/08	2,000	2,102,280
5.800%, 11/01/09	2,010	2,138,318
TOTAL GEORGIA		10,587,084
HAWAII — (0.6%)
Honolulu, Hawaii General Obligations Prerefunded 5.000%, 03/01/10	1,255	1,311,713
Honolulu, Hawaii General Obligations Unrefunded 5.000%, 03/01/10	745	777,735
State of Hawaii General Obligations 5.000%, 04/01/08	2,000	2,037,300
TOTAL HAWAII		4,126,748

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
ILLINOIS — (2.3%)
Central Lake County, Illinois General Obligations 6.000%, 02/01/08	$1,000	$1,027,440
Chicago Metropolitan Water Reclamation District General Obligations 5.500%, 12/01/08	2,000	2,071,520
Chicago, Illinois Public Building Commission Revenue Bonds 5.000%, 03/01/08	1,000	1,018,220
Chicago, Illinois Tax Increment 5.500%, 01/01/07	970	971,261
Du Page, Cook & Will Counties Community College District General Obligations 5.000%, 06/01/08	2,175	2,221,915
Du Page, Illinois Water Commission General Obligations 5.000%, 03/01/07	1,000	1,003,420
Lake County, Illinois Forest Preservation General Obligation 0.000%, 12/01/06	3,855	3,855,000
State of Illinois First Series General Obligations 5.250%, 04/01/07	600	603,222
State of Illinois General Obligations 5.500%, 04/01/09	3,000	3,131,190
TOTAL ILLINOIS		15,903,188
INDIANA — (0.6%)
Indianapolis, Indiana Local Improvement Revenue Bonds 6.500%, 01/01/08	1,000	1,030,840
Ivy Technical State College Revenue Bonds 5.000%, 07/01/08	1,000	1,022,420
Logansport Multi-Purpose School Building Corp. Revenue Bonds 4.250%, 07/05/08	1,000	1,010,660
Valparaiso, Indiana School Building Corp. Revenue Bonds 4.500%, 01/05/07	1,000	1,000,680
TOTAL INDIANA		4,064,600
IOWA — (0.6%)
Des Moines, Iowa General Obligations 5.000%, 06/01/09	3,680	3,803,354
KANSAS — (0.4%)
Johnson County, Kansas General Obligations 5.250%, 09/01/07	1,000	1,012,530
Kansas State Development Finance Authority Revenue Bonds 5.000%, 10/01/07	1,000	1,011,600
Wyandotte County, Kansas City, Kansas Revenue Bonds 5.000%, 09/01/07	1,000	1,010,650
TOTAL KANSAS		3,034,780

	Face Amount	Value†
	(000)
KENTUCKY — (0.5%)
Kentucky State Turnpike Authority Economic Revenue Bonds 5.500%, 07/01/08	$3,000	$3,088,590
LOUISIANA — (0.4%)
New Orleans, Louisiana Certificates of Indebtedness General Obligations 5.000%, 03/01/08	1,000	1,016,400
Shreveport, Louisiana Series A Certificates of Indebtedness 5.000%, 10/01/07	1,000	1,011,680
St. Tammany Parish, Louisiana Revenue Bonds 6.000%, 04/01/07	1,000	1,007,720
TOTAL LOUISIANA		3,035,800
MARYLAND — (1.5%)
State of Maryland First Series B General Obligations 5.000%, 07/15/08	2,000	2,047,780
State of Maryland Second Series B General Obligations 5.250%, 02/01/09	5,000	5,185,200
State of Maryland Second Series General Obligations 5.000%, 07/15/07	2,000	2,018,280
Washington Suburban Sanitation District Maryland General Obligations 5.250%, 06/01/08	1,000	1,025,460
TOTAL MARYLAND		10,276,720
MASSACHUSETTS — (0.4%)
Boston, Massachusetts Series A General Obligations 5.000%, 02/01/08	1,000	1,016,680
State of Massachusetts Series C General Obligations 5.250%, 12/01/07	2,000	2,033,140
TOTAL MASSACHUSETTS		3,049,820
MICHIGAN — (1.2%)
Detroit, Michigan City School District Series B General Obligations 4.500%, 05/01/08	1,000	1,013,300
Fraser, Michigan Public School District General Obligations 5.150%, 05/01/08	1,000	1,022,130
Michigan Municipal Bond Authority Clean Water Revenue Bonds 5.250%, 10/01/08	3,000	3,091,740
Michigan Municipal Bond Authority Drinking Water Revenue Bonds 5.250%, 10/01/07	1,000	1,013,930
Michigan State Comprehensive Transportation Series A Revenue Bonds 5.750%, 05/15/07	1,000	1,009,660

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Wayne County, Michigan Community College General Obligations 5.000%, 07/01/07	$1,000	$1,008,230
TOTAL MICHIGAN		8,158,990
MINNESOTA — (0.7%)
Metropolitan Council of Minneapolis and St. Paul General Obligations 4.000%, 02/01/08	1,200	1,207,104
State of Minnesota General Obligations 5.000%, 11/01/07	1,000	1,013,220
5.000%, 08/01/09	2,600	2,699,294
TOTAL MINNESOTA		4,919,618
MISSISSIPPI — (0.7%)
Rankin County, Mississippi School District General Obligations 4.500%, 02/01/07	1,000	1,001,420
State of Mississippi General Obligations 5.000%, 10/01/09	4,000	4,151,000
TOTAL MISSISSIPPI		5,152,420
MISSOURI — (0.4%)
State of Missouri General Obligations 5.000%, 08/01/08	3,000	3,072,600
NEVADA — (1.3%)
Clark County, Nevada Public Safety Series A General Obligations 4.000%, 06/01/09	3,540	3,577,630
Las Vegas, Nevada Valley Water Distribution Series B General Obligations 5.250%, 06/01/09	2,830	2,943,624
State of Nevada General Obligations 5.375%, 10/01/08	2,100	2,168,061
TOTAL NEVADA		8,689,315
NEW JERSEY — (1.1%)
New Jersey State Transportation Trust Fund Authority Series B 5.250%, 12/15/09	6,130	6,421,236
New Jersey State Transportation Trust Fund Authority Series C 5.375%, 12/15/07	1,000	1,018,760
TOTAL NEW JERSEY		7,439,996
NEW MEXICO — (0.2%)
New Mexico State Severance Tax Series A 5.000%, 07/01/07	550	554,527
New Mexico State Severance Tax Series B 5.000%, 07/01/07	1,000	1,008,230
TOTAL NEW MEXICO		1,562,757
NEW YORK — (1.2%)
Municipal Assistance Corp. for the City of New York Revenue Bonds 6.000%, 07/01/07	1,000	1,014,410

	Face Amount	Value†
	(000)
Nassau County, New York Interim Finance Authority Series A Revenue Bonds 5.000%, 11/15/09	$3,415	$3,559,967
New York State Thruway Authority Series A Revenue Bonds 5.000%, 04/01/09	3,500	3,620,680
TOTAL NEW YORK		8,195,057
NORTH CAROLINA — (1.4%)
Durham County, North Carolina General Obligations 5.500%, 04/01/09	3,000	3,137,340
North Carolina State Public Improvements General Obligations 5.500%, 03/01/08	1,000	1,024,230
State of North Carolina General Obligations 5.000%, 03/01/09	4,000	4,130,520
University of North Carolina Revenue Bonds 5.000%, 04/01/08	1,000	1,019,300
TOTAL NORTH CAROLINA		9,311,390
OHIO — (1.8%)
Franklin County, Ohio General Obligations 5.500%, 12/01/07	1,000	1,019,170
Ohio State Building Authority Revenue Bonds 5.500%, 10/01/08	1,500	1,551,630
Ohio State Higher Education Capital Facilities Revenue Bonds 5.000%, 12/01/08	5,000	5,140,950
Ohio State Higher Education Capital Facilities Series II Revenue Bonds 5.250%, 12/01/06	1,000	1,000,000
Ohio State Water Development Authority Revenue Bonds 5.000%, 06/01/08	2,500	2,553,925
State of Ohio Highway Improvement General Obligations 5.500%, 05/01/07	1,000	1,007,840
TOTAL OHIO		12,273,515
OKLAHOMA — (0.6%)
Grand River Dam Authority of Oklahoma Revenue Bonds 5.750%, 06/01/08	4,000	4,128,280
OREGON — (1.2%)
Oregon State Department of Administrative Services Revenue Bonds 5.250%, 04/01/08	2,000	2,044,220
Salem-Keizer, Oregon School District General Obligations 5.000%, 06/15/09	6,055	6,272,859
TOTAL OREGON		8,317,079

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
PENNSYLVANIA — (2.6%)
Allegheny County, Pennsylvania Sanitation Authority 5.000%, 12/01/07	$1,000	$1,014,260
Berks County, Pennsylvania General Obligations 6.350%, 11/15/07	1,500	1,539,060
Pennsylvania Intergovernmental Cooperative Authority Special Tax 5.000%, 06/15/08	1,000	1,022,120
Pittsburgh, Pennsylvania School District General Obligations 5.000%, 09/01/07	1,000	1,010,650
State of Pennsylvania First Series General Obligations 5.000%, 01/15/07	650	650,982
State of Pennsylvania Second Series General Obligations 5.500%, 07/01/07	6,280	6,351,404
5.250%, 10/01/07	3,090	3,132,797
5.000%, 10/01/09	2,950	3,069,387
TOTAL PENNSYLVANIA		17,790,660
SOUTH CAROLINA — (1.9%)
Greenville County, South Carolina School District General Obligations 4.500%, 06/01/07	8,715	8,753,520
Piedmont Municipal Power Agency Electric Revenue Bonds Series 1985B 6.125%, 01/01/07	1,000	1,001,710
Richland County, South Carolina General Obligations 5.000%, 02/01/10	1,500	1,566,600
State of South Carolina General Obligations 5.000%, 04/01/09	1,900	1,963,802
TOTAL SOUTH CAROLINA		13,285,632
TENNESSEE — (1.4%)
Knox County, Tennessee General Obligations 4.500%, 04/01/08	2,000	2,025,800
Metro Government of Nashville & Davidson Counties General Obligations 5.000%, 11/15/08	2,000	2,056,260
Metro Government of Nashville & Davidson Counties Series A Prerefunded General Obligations 5.250%, 10/15/07	790	801,526
Metro Government of Nashville & Davidson Counties Series B Unrefunded General Obligations 5.250%, 10/15/07	210	213,064
Shelby County, Tennessee General Obligations 5.000%, 04/01/09	4,195	4,328,275
TOTAL TENNESSEE		9,424,925

	Face Amount	Value†
	(000)
TEXAS — (2.8%)
Dallas, Texas Waterworks & Sewer System 5.250%, 10/01/08	$3,000	$3,090,150
Lower Colorado River Authority Revenue Bonds 5.250%, 05/15/08	1,000	1,024,140
San Antonio, Texas Prerefunded General Obligations 5.000%, 08/01/07	20	20,233
San Antonio, Texas Unrefunded General Obligations 5.000%, 08/01/07	980	989,212
State of Texas General Obligations 5.000%, 08/01/09	4,000	4,144,520
Texas A&M University Series B Revenue Bonds 5.375%, 05/15/08	1,360	1,395,387
5.000%, 05/15/09	4,000	4,134,560
Texas State University Systems Financing Revenue Bonds 5.000%, 03/15/09	2,245	2,316,997
Trinity River Authority Texas Regional Wastewater System Revenue Bonds 5.500%, 08/01/08	2,200	2,267,562
TOTAL TEXAS		19,382,761
UTAH — (1.0%)
Salt Lake City, Utah General Obligations 5.250%, 06/15/07	1,000	1,009,110
Salt Lake County, Utah Municipal Building Authority Lease Revenue Bonds 5.000%, 10/01/08	1,800	1,846,530
State of Utah General Obligations 4.000%, 07/01/08	3,000	3,023,610
Utah State Board of Regents Revenue Bonds 5.250%, 04/01/08	1,000	1,022,370
TOTAL UTAH		6,901,620
VERMONT — (0.1%)
Vermont Public Power Supply Authority 4.000%, 07/01/07	1,000	1,002,620
VIRGINIA — (3.5%)
Arlington County, Virginia General Obligations 4.000%, 01/15/09	4,000	4,045,120
Fairfax Country, Virginia General Obligations 5.000%, 06/01/09	3,465	3,592,859
Richmond, Virginia General Obligations 5.000%, 07/15/07	1,000	1,009,010
State of Virginia Series A General Obligations 3.500%, 06/01/07	2,310	2,310,323

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Virginia Commonwealth Transportation Board Federal Highway Reimbursement Notes 5.000%, 10/01/09	$5,000	$5,201,000
Virginia State Public Building Authority Revenue Bonds 5.000%, 08/01/09	4,000	4,151,760
Virginia State Public School Authority Prerefunded 5.250%, 08/01/09	25	26,106
Virginia State Public School Authority Unrefunded 5.250%, 08/01/09	3,475	3,628,665
TOTAL VIRGINIA		23,964,843
WASHINGTON — (2.3%)
Grant County, Washington Public Utility Series H Revenue Bonds 5.000%, 01/01/10	2,000	2,083,660
King County, Washington Sewer Revenue Bonds 5.250%, 01/01/08	2,000	2,035,620
Seattle, Washington Drain & Wastewater Revenue Bonds 4.000%, 07/01/08	1,000	1,006,950
Seattle, Washington Light & Power Authority Revenue Bonds 4.000%, 08/01/09	5,940	6,006,944
Snohomish County, Washington School District Revenue Bonds 4.500%, 06/01/09	3,500	3,578,540
State of Washington General Obligations 5.500%, 09/01/07	1,000	1,014,260
TOTAL WASHINGTON		15,725,974
WISCONSIN — (0.6%)
Muskego Norway, Wisconsin School District General Obligations 5.000%, 04/01/07	1,000	1,004,580
State of Wisconsin Series 2 General Obligations 5.000%, 05/01/07	1,000	1,005,810
State of Wisconsin Series C General Obligations 5.250%, 05/01/09	2,000	2,078,600
TOTAL WISCONSIN		4,088,990
TOTAL MUNICIPAL BONDS		309,858,363
TAX EXEMPT COMMERCIAL PAPER — (54.2%)
ARIZONA — (2.6%)
City of Mesa, Arizona Municipal Bonds 3.500%, 01/05/07	3,375	3,374,359
3.520%, 01/09/07	4,000	3,999,280
Salt River Project Agricultural Improvement 3.600%, 12/07/06	6,500	6,500,128
3.490%, 01/22/07	4,000	3,999,240
TOTAL ARIZONA		17,873,007

	Face Amount	Value†
	(000)
FLORIDA — (2.5%)
Florida Municipal Power Agency 3.600%, 01/09/07	$5,000	$4,999,750
Pinellas County Education Facility 3.620%, 01/04/07	4,800	4,800,000
Sunshine State Government Finance 3.580%, 12/06/06	5,000	5,000,071
3.520%, 01/02/07	2,450	2,449,682
TOTAL FLORIDA		17,249,503
GEORGIA — (5.4%)
Burke County, Georgia Development Authority 3.530%, 12/28/06	1,500	1,499,850
3.610%, 12/28/06	14,000	14,000,000
3.560%, 01/03/07	3,000	2,999,820
Municipal Electric Authority 3.520%, 12/04/06	9,000	8,999,820
3.570%, 01/03/07	1,000	999,950
3.600%, 01/17/07	8,644	8,644,605
TOTAL GEORGIA		37,144,045
ILLINOIS — (2.0%)
Illinois Health Facilities Authority 3.540%, 01/04/07	2,600	2,600,000
3.600%, 01/18/07	11,000	11,000,220
TOTAL ILLINOIS		13,600,220
MARYLAND — (2.7%)
Maryland Health & Higher Education - Johns Hopkins Hospital 3.530%, 12/06/06	4,000	4,000,057
3.500%, 01/16/07	5,000	4,999,750
3.570%, 01/16/07	3,000	3,000,180
Maryland Health & Higher Education - Johns Hopkins University 3.530%, 12/12/06	3,400	3,400,056
3.520%, 01/16/07	3,000	3,000,060
TOTAL MARYLAND		18,400,103
MASSACHUSETTS — (2.0%)
Massachusetts Water Resource Authority 3.490%, 12/07/06	5,000	4,999,985
3.550%, 01/12/07	2,000	1,999,680
State of Massachusetts General Obligations 3.450%, 12/08/06	7,000	6,999,650
TOTAL MASSACHUSETTS		13,999,315
MINNESOTA — (2.0%)
University of Minnesota 3.550%, 12/05/06	3,000	3,000,026
3.570%, 12/05/06	6,000	6,000,064
3.480%, 01/03/07	1,000	999,790
3.500%, 01/04/07	1,975	1,974,625
3.480%, 01/05/07	2,000	1,999,560
TOTAL MINNESOTA		13,974,065

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
NEBRASKA — (1.8%)
Omaha Public Power District 3.600%, 12/04/06	$4,100	$4,100,043
3.480%, 01/23/07	4,500	4,499,010
3.490%, 01/30/07	4,000	3,999,120
TOTAL NEBRASKA		12,598,173
NEVADA — (3.0%)
Clark County, Nevada Sales Tax General Obligations 3.570%, 01/02/07	5,300	5,299,523
Las Vegas, Nevada Valley Water Distribution General Obligations 3.500%, 12/13/06	2,000	1,999,860
3.500%, 01/02/07	5,000	4,999,100
3.540%, 01/11/07	5,000	4,999,250
3.550%, 02/20/07	3,000	2,999,730
TOTAL NEVADA		20,297,463
NEW YORK — (1.4%)
New York City Municipal Water 3.480%, 01/10/07	9,600	9,598,464
OHIO — (0.8%)
Ohio State University 3.480%, 01/04/07	1,000	999,790
3.480%, 01/08/07	2,400	2,399,424
3.600%, 01/09/07	2,000	1,999,960
TOTAL OHIO		5,399,174
SOUTH CAROLINA — (1.7%)
South Carolina Public Service Authority 3.530%, 12/01/06	2,000	2,000,000
3.530%, 12/06/06	4,000	3,999,880
3.570%, 01/17/07	4,000	3,999,920
3.480%, 01/19/07	1,750	1,749,650
TOTAL SOUTH CAROLINA		11,749,450
TENNESSEE — (4.8%)
Tennessee Health & Education - Vanderbilt University 3.500%, 01/09/07	3,000	2,999,370
3.480%, 01/24/07	15,000	14,996,850
Tennessee State School Board Authority 3.550%, 12/01/06	4,000	4,000,000
3.550%, 12/11/06	4,000	3,999,880
3.670%, 01/11/07	7,000	7,000,490
TOTAL TENNESSEE		32,996,590
TEXAS — (16.4%)
City of Austin, Texas 3.560%, 12/14/06	2,000	1,999,920
City of San Antonio, Texas Electric 3.530%, 01/18/07	1,800	1,799,802
3.530%, 01/18/07	1,000	999,890
Dallas Area Rapid Transit 3.530%, 12/04/06	6,000	6,000,030
3.500%, 01/08/07	5,000	4,998,950

	Face Amount	Value†
	(000)
El Paso, Texas Water & Sewer 3.530%, 01/05/07	$13,575	$13,572,964
3.600%, 01/08/07	4,000	3,999,800
Harris County, Texas General Obligations 3.580%, 03/09/07	7,000	7,000,420
Houston, Texas General Obligations 3.520%, 12/01/06	4,500	4,500,000
3.520%, 12/05/06	4,000	3,999,880
3.520%, 12/07/06	2,000	1,999,940
3.530%, 01/10/07	1,500	1,499,730
3.500%, 01/17/07	3,000	2,999,550
North Central Texas Health Fac 3.480%, 12/06/06	5,000	4,999,800
Plano, Texas Health Facility 3.500%, 01/04/07	12,500	12,497,625
San Antonio, Texas Water 3.650%, 01/09/07	5,375	5,375,269
Texas Municipal Power Agency 3.590%, 01/02/07	5,000	4,999,750
Texas Public Finance Authority 3.550%, 01/16/07	1,700	1,699,898
3.540%, 01/17/07	3,500	3,499,755
3.550%, 01/18/07	7,000	6,999,650
3.490%, 01/24/07	2,000	1,999,600
University of Texas Board of Regents 3.530%, 12/11/06	2,000	2,000,003
3.550%, 01/05/07	3,000	2,999,670
3.550%, 01/08/07	5,000	4,999,350
3.570%, 01/11/07	3,000	2,999,670
3.580%, 03/29/07	2,738	2,738,246
TOTAL TEXAS		113,179,162
UTAH — (2.5%)
Intermountain Power Agency 3.450%, 12/08/06	5,000	4,999,750
3.540%, 12/08/06	2,600	2,600,032
3.500%, 01/03/07	1,000	999,810
3.490%, 01/25/07	7,000	6,998,600
3.520%, 01/31/07	1,800	1,799,856
TOTAL UTAH		17,398,048
VIRGINIA — (0.4%)
IDA of The City of Hampton, Virginia 3.530%, 12/18/06	2,600	2,600,066
WASHINGTON — (0.7%)
Seattle, Washington Municipal Light & Power Authority 3.550%, 01/03/07	5,000	4,999,300
WISCONSIN — (1.5%)
State of Wisconsin General Obligations 3.560%, 01/02/07	2,500	2,499,725
3.500%, 01/04/07	2,500	2,499,475
3.500%, 01/08/07	4,000	3,999,040
3.520%, 01/08/07	1,471	1,470,691
TOTAL WISCONSIN		10,468,931
TOTAL TAX EXEMPT COMMERCIAL PAPER		373,525,079

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Shares	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.9%)
BlackRock Liquidity Funds MuniFund Portfolio — 3.42%(y)	6,203	$6,203,230
TOTAL INVESTMENTS — (100.0%) (Cost $693,688,414)		$689,586,672

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	U.S. Large Company Portfolio	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)
ASSETS:
Investments in Affiliated Investment Companies at Value	$2,869,091	$347,249	$6,411,115	$215,385
Receivable for Fund Shares Sold	3,623	483	15,652	16
Prepaid Expenses and Other Assets	25	24	85	14
Total Assets	2,872,739	347,756	6,426,852	215,415
LIABILITIES:
Payables:
Investment Securities Purchased	3,064	366	14,224	10
Fund Shares Redeemed	559	117	1,428	6
Due to Advisor	164	43	784	51
Accrued Expenses and Other Liabilities	141	14	330	10
Total Liabilities	3,928	540	16,766	77
NET ASSETS	$2,868,811	$347,216	$6,410,086	$215,338
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	69,559,356	31,717,006	252,365,894	11,524,619
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$41.24	$10.95	$25.40	$18.69
Investments in Affiliated Investment Companies at Cost	$2,177,588	$277,278	$4,714,652	$162,632
NET ASSETS CONSIST OF:
Paid-In Capital	$2,261,648	$308,005	$4,675,818	$153,180
Accumulated Net Investment Income (Loss)	12,725	1,634	21,790	225
Accumulated Net Realized Gain (Loss) of Investment Securities and Futures	(97,065)	(32,394)	16,015	9,180
Unrealized Appreciation (Depreciation) of Investment Securities and Futures	691,503	69,971	1,696,463	52,753
NET ASSETS	$2,868,811	$347,216	$6,410,086	$215,338
(1) NUMBER OF SHARES AUTHORIZED	200,000,000	100,000,000	350,000,000	100,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$8,740,734	—	—	—
Investments at Value (including $0, $59,435, $116,410, and $30,972 of securities on loan, respectively)	—	$650,458	$1,209,012	$400,717
Temporary Cash Investments at Value	—	64,600	133,822	36,221
Cash	—	61	143	90
Receivables:
Investment Securities Sold	533	124	126	86
Dividends and Interest	—	1,083	1,884	463
Securities Lending Income	—	22	44	19
Fund Shares Sold	4,697	471	4,662	1,849
Prepaid Expenses and Other Assets	66	17	50	28
Deferred Offering Costs	—	—	—	3
Total Assets	8,746,030	716,836	1,349,743	439,476
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	61,498	120,607	32,151
Investment Securities Purchased	137	2,786	12,335	3,711
Fund Shares Redeemed	5,093	69	63	90
Deferred Revenue	—	60	142	89
Due to Advisor	2,145	83	151	72
Accrued Expenses and Other Liabilities	377	70	135	51
Total Liabilities	7,752	64,566	133,433	36,164
NET ASSETS	$8,738,278	$652,270	$1,216,310	$403,312
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	276,628,154	56,715,440	104,412,264	34,202,125
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$31.59	$11.50	$11.65	$11.79
Investments in Affiliated Investment Companies at Cost	$5,830,821	$—	$—	$—
Investments at Cost	$—	$595,578	$1,109,418	$365,461
Temporary Cash Investments at Cost	$—	$64,600	$133,822	$36,221
NET ASSETS CONSIST OF:
Paid-In Capital	$5,410,897	$595,528	$1,113,224	$360,465
Accumulated Net Investment Income (Loss)	8,394	366	581	1,276
Accumulated Net Realized Gain (Loss) of Investment Securities	409,074	1,496	2,911	6,315
Unrealized Appreciation (Depreciation) of Investment Securities	2,909,913	54,880	99,594	35,256
NET ASSETS	$8,738,278	$652,270	$1,216,310	$403,312
(1) NUMBER OF SHARES AUTHORIZED	500,000,000	100,000,000	200,000,000	100,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$3,298,181	$4,825,758	—	—
Investments at Value (including $0, $0, $519,404, and $157,616 of securities on loan, respectively)	—	—	$2,817,809	$1,663,513
Temporary Cash Investments at Value	—	—	539,201	175,332
Foreign Currencies at Value	—	—	—	838
Cash	—	—	6,329	15
Receivables:
Investment Securities Sold	—	—	—	398
Dividends, Interest, and Tax Reclaims	—	—	2,533	4,027
Securities Lending Income	—	—	48	120
Fund Shares Sold	3,953	7,321	3,084	1,958
Prepaid Expenses and Other Assets	26	51	83	25
Total Assets	3,302,160	4,833,130	3,369,087	1,846,226
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	529,969	170,020
Investment Securities Purchased	2,316	5,429	—	1,127
Fund Shares Redeemed	1,637	1,892	1,268	1,379
Due to Advisor	864	1,587	673	340
Accrued Expenses and Other Liabilities	144	219	151	121
Total Liabilities	4,961	9,127	532,061	172,987
NET ASSETS	$3,297,199	$4,824,003	$2,837,026	$1,673,239
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	146,772,068	286,588,973	83,929,341	70,899,546
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.46	$16.83	$33.80	$23.60
Investments in Affiliated Investment Companies at Cost	$2,495,534	$3,341,560	$—	$—
Investments at Cost	$—	$—	$1,635,554	$1,166,379
Temporary Cash Investments at Cost	$—	$—	$539,201	$175,332
Foreign Currencies at Cost	$—	$—	$—	$817
NET ASSETS CONSIST OF:
Paid-In Capital	$2,435,843	$3,123,885	$1,589,345	$1,184,787
Accumulated Net Investment Income (Loss)	4,811	4,469	(209)	(1,125)
Accumulated Net Realized Gain (Loss) of Investment Securities	53,898	211,451	65,635	(7,679)
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	—	—	17
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	802,647	1,484,198	1,182,255	497,155
Unrealized Net Foreign Exchange Gain (Loss)	—	—	—	84
NET ASSETS	$3,297,199	$4,824,003	$2,837,026	$1,673,239
(1) NUMBER OF SHARES AUTHORIZED	250,000,000	500,000,000	150,000,000	150,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	International Core Equity Portfolio	International Small Company Portfolio	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$4,543,972	$169,008	$71,550
Investments at Value (including $80,195, $0, $0, and $0 of securities on loan, respectively)	$846,287	—	—	—
Temporary Cash Investments at Value	92,132	8,847	—	—
Foreign Currencies at Value	4,841	—	—	—
Cash	15	16	—	—
Receivables:
Investment Securities Sold	191	—	23	—
Dividends, Interest, and Tax Reclaims	1,785	1	—	—
Securities Lending Income	82	—	—	—
Fund Shares Sold	2,558	733	35	46
Prepaid Expenses and Other Assets	36	31	9	12
Total Assets	947,927	4,553,600	169,075	71,608
LIABILITIES:
Payables:
Upon Return of Securities Loaned	87,539	—	—	—
Investment Securities Purchased	8,449	5,000	11	40
Fund Shares Redeemed	512	825	47	7
Due to Advisor	234	1,462	52	19
Accrued Expenses and Other Liabilities	116	242	8	5
Total Liabilities	96,850	7,529	118	71
NET ASSETS	$851,077	$4,546,071	$168,957	$71,537
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	66,412,562	233,921,634	9,805,062	3,531,235
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.82	$19.43	$17.23	$20.26
Investments in Affiliated Investment Companies at Cost	$—	$3,253,915	$258,276	$78,909
Investments at Cost	$748,192	$—	$—	$—
Temporary Cash Investments at Cost	$92,132	$8,847	$—	$—
Foreign Currencies at Cost	$4,816	$—	$—	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$749,858	$3,087,351	$301,133	$92,551
Accumulated Net Investment Income (Loss)	860	11,888	489	163
Accumulated Net Realized Gain (Loss) of Investment Securities	2,371	156,711	(43,385)	(13,776)
Accumulated Net Realized Foreign Exchange Gain (Loss)	(150)	(124)	(10)	(40)
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	98,120	1,290,057	(89,268)	(7,359)
Unrealized Net Foreign Exchange Gain (Loss)	18	188	(2)	(2)
NET ASSETS	$851,077	$4,546,071	$168,957	$71,537
(1) NUMBER OF SHARES AUTHORIZED	100,000,000	350,000,000	50,000,000	50,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	United Kingdom Small Company Portfolio	Continental Small Company Portfolio	DFA International Small Cap Value Portfolio	Emerging Markets Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$31,808	$90,284	—	$2,345,813
Investments at Value (including $0, $0, $872,893, and $0 of securities on loan, respectively)	—	—	$6,691,249	—
Temporary Cash Investments at Value	—	—	989,548	—
Foreign Currencies at Value	—	—	34,201	—
Cash	—	—	16	—
Receivables:
Investment Securities Sold	—	217	13,745	—
Dividends, Interest, and Tax Reclaims	—	—	14,078	—
Securities Lending Income	—	—	947	—
Fund Shares Sold	—	24	11,535	2,218
Prepaid Expenses and Other Assets	9	10	52	17
Total Assets	31,817	90,535	7,755,371	2,348,048
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	989,106	—
Investment Securities Purchased	—	—	27,499	1,611
Fund Shares Redeemed	—	241	1,683	608
Due to Advisor	6	26	3,512	757
Accrued Expenses and Other Liabilities	3	7	504	82
Total Liabilities	9	274	1,022,304	3,058
NET ASSETS	$31,808	$90,261	$6,733,067	$2,344,990
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	964,832	4,408,859	310,090,417	92,329,884
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$32.97	$20.47	$21.71	$25.40
Investments in Affiliated Investment Companies at Cost	$17,182	$52,759	$—	$1,229,760
Investments at Cost	$—	$—	$4,836,799	$—
Temporary Cash Investments at Cost	$—	$—	$989,548	$—
Foreign Currencies at Cost	$—	$—	$33,736	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$15,870	$50,338	$4,475,905	$1,216,586
Accumulated Net Investment Income (Loss)	—	(32)	14,322	3,623
Accumulated Net Realized Gain (Loss) of Investment Securities	1,302	2,388	386,672	11,857
Accumulated Net Realized Foreign Exchange Gain (Loss)	10	—	944	(570)
Deferred Thailand Capital Gains Tax	—	—	—	(2,583)
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	14,626	37,525	1,854,915	1,116,053
Unrealized Net Foreign Exchange Gain (Loss)	—	42	309	24
NET ASSETS	$31,808	$90,261	$6,733,067	$2,344,990
(1) NUMBER OF SHARES AUTHORIZED	70,000,000	50,000,000	450,000,000	200,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	Emerging Markets Small Cap Portfolio	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$839,251	—	$2,418,843	$2,423,902
Investments at Value (including $0, $28,764, $0, and $0 of securities on loan, respectively)	—	$818,465	—	—
Temporary Cash Investments at Value	—	34,823	—	—
Foreign Currencies at Value	—	144	—	—
Cash	—	18	—	—
Receivables:
Investment Securities Sold	75	—	—	—
Dividends, Interest, and Tax Reclaims	—	1,074	—	—
Securities Lending Income	—	43	—	—
Fund Shares Sold	226	1,860	4,320	4,405
Prepaid Expenses and Other Assets	26	7	40	40
Total Assets	839,578	856,434	2,423,203	2,428,347
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	31,966	—	—
Investment Securities Purchased	—	1,342	2,037	3,746
Fund Shares Redeemed	301	82	2,283	659
Due to Advisor	302	357	200	199
Deferred Thailand Capital Gains Tax	—	410	—	—
Accrued Expenses and Other Liabilities	27	141	132	121
Total Liabilities	630	34,298	4,652	4,725
NET ASSETS	$838,948	$822,136	$2,418,551	$2,423,622
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	46,724,943	54,329,472	237,128,832	238,238,289
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.96	$15.13	$10.20	$10.17
Investments in Affiliated Investment Companies at Cost	$595,028	$—	$2,403,992	$2,373,471
Investments at Cost	$—	$663,623	$—	$—
Temporary Cash Investments at Cost	$—	$34,823	$—	$—
Foreign Currencies at Cost	$—	$142	$—	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$542,359	$664,358	$2,424,992	$2,377,231
Accumulated Net Investment Income (Loss)	935	1,260	393	7,516
Accumulated Net Realized Gain (Loss) of Investment Securities	52,608	2,985	(21,685)	(11,556)
Accumulated Net Realized Foreign Exchange Gain (Loss)	(457)	(915)	—	—
Deferred Thailand Capital Gains Tax	(728)	(410)	—	—
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	244,223	154,844	14,851	50,431
Unrealized Net Foreign Exchange Gain (Loss)	8	14	—	—
NET ASSETS	$838,948	$822,136	$2,418,551	$2,423,622
(1) NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	400,000,000	400,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Municipal Bond Portfolio
ASSETS:
Investments at Value	$920,958	$2,390,813	$852,005	$683,383
Temporary Cash Investments at Value	4,693	25,792	9,865	6,203
Foreign Currencies at Value	—	14,245	—	—
Cash	1	16	1	—
Receivables:
Investment Securities Sold	—	16,952	—	—
Interest	5,757	34,425	10,422	6,766
Fund Shares Sold	1,080	7,109	3,672	1,901
Unrealized Gain on Forward Currency Contracts	—	11	—	—
Prepaid Expenses and Other Assets	28	51	45	18
Total Assets	932,517	2,489,414	876,010	698,271
LIABILITIES:
Payables:
Investment Securities Purchased	—	45,356	4,274	—
Fund Shares Redeemed	175	558	199	165
Due to Advisor	156	489	70	115
Unrealized Loss on Forward Currency Contracts	—	55,020	—	—
Accrued Expenses and Other Liabilities	65	207	75	49
Total Liabilities	396	101,630	4,618	329
NET ASSETS	$932,121	$2,387,784	$871,392	$697,942
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	89,367,212	226,672,669	75,901,953	69,684,158
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.43	$10.53	$11.48	$10.02
Investments at Cost	$921,247	$2,334,882	$840,106	$687,485
Temporary Cash Investments at Cost	$4,693	$25,792	$9,865	$6,203
Foreign Currencies at Cost	$—	$14,255	$—	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$943,804	$2,366,832	$849,738	$700,174
Accumulated Net Investment Income (Loss)	10,926	43,308	9,508	1,887
Accumulated Net Realized Gain (Loss) of Investment Securities	(22,320)	(33,308)	247	(17)
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	8,867	—	—
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	(289)	55,921	11,899	(4,102)
Unrealized Net Foreign Exchange Gain (Loss)	—	(53,836)	—	—
NET ASSETS	$932,121	$2,387,784	$871,392	$697,942
(1) NUMBER OF SHARES AUTHORIZED	150,000,000	350,000,000	100,000,000	100,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	U.S. Large Company Portfolio*	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	$4,468	$90,429	$2,875
Dividends	$46,514	—	—	—
Interest	1,789	—	—	—
Income from Securities Lending	548	—	—	—
Expenses Allocated from Affiliated Investment Company	(1,086)	—	—	—
Total Investment Income	47,765	4,468	90,429	2,875
Expenses
Administrative Services Fees	3,205	492	7,542	568
Accounting & Transfer Agent Fees	49	18	87	16
Legal Fees	28	3	42	2
Audit Fees	2	2	2	2
Filing Fees	130	29	283	23
Shareholders' Reports	80	8	111	4
Directors'/Trustees' Fees & Expenses	33	5	67	3
Other	15	4	27	1
Total Expenses	3,542	561	8,161	619
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(972)	—	—	—
Net Expenses	2,570	561	8,161	619
Net Investment Income (Loss)	45,195	3,907	82,268	2,256
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	—	4,136	138,196	16,223
Net Realized Gain (Loss) on Investment Securities Sold	(8,405)	277	1,724	250
Net Realized Gain (Loss) on Futures	2,338	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	297,153	32,933	642,594	14,804
Futures	(1,669)	—	—	—
Net Realized and Unrealized Gain (Loss)	289,417	37,346	782,514	31,277
Net Increase (Decrease) in Net Assets Resulting from Operations	$334,612	$41,253	$864,782	$33,533

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio(a)
Investment Income
Income Distributions Received from Affiliated Investment Company	$96,597	—	—	—
Dividends	—	$6,417	$10,207	$2,901
Interest	—	248	528	198
Income from Securities Lending	—	163	303	163
Total Investment Income	96,597	6,828	11,038	3,262
Expenses
Investment Advisory Services Fees	—	661	1,217	610
Administrative Services Fees	23,102	—	—	—
Accounting & Transfer Agent Fees	128	64	89	44
Custodian Fees	—	57	101	41
Legal Fees	68	3	4	2
Audit Fees	3	5	8	3
Filing Fees	205	62	129	47
Shareholders' Reports	180	5	8	2
Directors'/Trustees' Fees & Expenses	106	5	7	3
Organizational and Offering Costs	—	22	22	39
Other	43	13	14	10
Total Expenses	23,835	897	1,599	801
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(1)	(16)	(69)
Net Expenses	23,835	896	1,583	732
Net Investment Income (Loss)	72,762	5,932	9,455	2,530
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	658,949	—	—	—
Net Realized Gain (Loss) on Investment Securities Sold	(4,180)	1,503	2,921	6,315
Change in Unrealized Appreciation (Depreciation) of
Investment Securities	697,484	52,372	95,057	35,256
Net Realized and Unrealized Gain (Loss)	1,352,253	53,875	97,978	41,571
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,425,015	$59,807	$107,433	$44,101

(a)  The Portfolio commenced operations on December 30, 2005.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio
Investment Income
Income Distributions Received from Affiliated Investment Companies	$33,874	$46,539	—	—
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, and $2,935, respectively)	—	—	$56,489	$37,876
Interest	—	—	947	366
Income from Securities Lending	—	—	293	1,733
Total Investment Income	33,874	46,539	57,729	39,975
Expenses
Investment Advisory Services Fees	—	—	6,709	3,496
Administrative Services Fees	9,456	17,671	—	—
Accounting & Transfer Agent Fees	56	79	274	184
Custodian Fees	—	—	66	242
Legal Fees	29	43	19	13
Audit Fees	3	3	24	15
Filing Fees	95	147	152	65
Shareholders' Reports	59	109	65	48
Directors'/Trustees' Fees & Expenses	41	61	30	19
Other	17	24	35	36
Total Expenses	9,756	18,137	7,374	4,118
Net Investment Income (Loss)	24,118	28,402	50,355	35,857
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	170,953	409,412	—	—
Capital Gain Distributions Received from Investment Securities	—	—	17,858	—
Net Realized Gain (Loss) on Investment Securities Sold	(5,181)	(7,358)	75,136	16,379
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	17
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	233,973	160,973	610,102	286,181
Translation of Foreign Currency Denominated Amounts	—	—	—	147
Net Realized and Unrealized Gain (Loss)	399,745	563,027	703,096	302,724
Net Increase (Decrease) in Net Assets Resulting from Operations	$423,863	$591,429	$753,451	$338,581

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	International Core Equity Portfolio	International Small Company Portfolio*	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*
Investment Income
Net Investment Income Received from Affiliated Investment Companies: Dividends (Net of Foreign Taxes Withheld of $0, $5,169, $161, and $30, respectively)	—	$83,213	$2,136	$2,141
Interest	—	829	50	17
Income from Securities Lending	—	12,978	1,234	199
Expenses	—	(5,414)	(263)	(93)
Total Net Investment Income Received from Affiliated Investment Companies	—	91,606	3,157	2,264
Fund Investment Income:
Dividends (Net of Foreign Taxes Withheld of $817, $0 $0, and $0, respectively)	$11,580	—	—	-—
Interest	344	296	—	—
Income from Securities Lending	571	—	—	—
Total Fund Investment Income	12,495	296	—	—
Fund Expenses
Investment Advisory Services Fees	1,547	—	—	—
Administrative Services Fees	—	15,012	760	218
Accounting & Transfer Agent Fees	75	68	16	14
Custodian Fees	285	—	—	—
Legal Fees	3	39	2	1
Audit Fees	6	6	2	2
Filing Fees	81	184	55	18
Shareholders' Reports	7	94	4	2
Directors'/Trustees' Fees & Expenses	5	50	2	1
Organizational and Offering Costs	22	—	—	—
Other	12	30	1	3
Total Expenses	2,043	15,483	842	259
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	68	—	51	(2)
Net Expenses	2,111	15,483	893	257
Net Investment Income (Loss)	10,384	76,419	2,264	2,007
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	2,392	164,696	(2,237)	(863)
Net Realized Gain (Loss) on Foreign Currency Transactions	(150)	(124)	(10)	(40)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	96,717	653,248	(6,622)	16,555
Translation of Foreign Currency Denominated Amounts	21	329	30	1
Net Realized and Unrealized Gain (Loss)	98,980	818,149	(8,839)	15,653
Net Increase (Decrease) in Net Assets Resulting from Operations	$109,364	$894,568	$(6,575)	$17,660

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Funds (Affiliated Investment Companies)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*	DFA International Small Cap Value Portfolio	Emerging Markets Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $209, $7,771. and $6,474, respectively)	$695	$1,473	$125,705	$56,596
Interest	4	15	1,668	419
Income from Securities Lending	2	198	11,598	280
Expenses Allocated from Investment Companies	(32)	(106)	—	(4,230)
Total Investment Income	669	1,580	138,971	53,065
Expenses
Investment Advisory Services Fees	—	—	35,379	—
Administrative Services Fees	100	280	—	8,360
Accounting & Transfer Agent Fees	13	14	642	45
Custodian Fees	—	—	1,333	—
Legal Fees	1	—	48	21
Audit Fees	2	2	62	2
Filing Fees	16	20	247	51
Shareholders' Reports	1	2	132	69
Directors'/Trustees' Fees & Expenses	—	1	73	29
Other	2	3	150	12
Total Expenses	135	322	38,066	8,589
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(18)	7	—	—
Net Expenses	117	329	38,066	8,589
Net Investment Income (Loss)	552	1,251	100,905	44,476
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	1,355	2,501	407,891	27,573
Net Realized Gain (Loss) on Foreign Currency Transactions	10	—	944	(570)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	7,425	22,126	940,331	471,238
Translation of Foreign Currency Denominated Amounts	—	6	622	(23)
Deferred Thailand Capital Gains Tax	—	—	—	883
Net Realized and Unrealized Gain (Loss)	8,790	24,633	1,349,788	499,101
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,342	$25,884	$1,450,693	$543,577

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Fund (Affiliated Investment Companies)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	Emerging Markets Small Cap Portfolio*	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	—	$90,844	$18,364
Dividends (Net of Foreign Taxes Withheld of $1,665, $1,421, $0, and $0, respectively)	$17,544	$13,167	—	—
Interest	146	327	—	—
Income from Securities Lending	222	92	—	—
Expenses Allocated from Affiliated Investment Company	(2,223)	—	—	—
Total Investment Income	15,689	13,586	90,844	18,364
Expenses
Investment Advisory Services Fees	—	2,714	—	—
Administrative Services Fees	2,957	—	2,272	2,209
Accounting & Transfer Agent Fees	23	81	47	45
Custodian Fees	—	650	—	—
Legal Fees	6	3	19	20
Audit Fees	2	11	2	2
Filing Fees	50	68	118	104
Shareholders' Reports	17	6	54	57
Directors'/Trustees' Fees & Expenses	8	6	31	30
Organizational and Offering Costs	—	9	—	—
Other	4	19	15	15
Total Expenses	3,067	3,567	2,558	2,482
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	70	—	—
Net Expenses	3,067	3,637	2,558	2,482
Net Investment Income (Loss)	12,622	9,949	88,286	15,882
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	56,591	3,174	(5,010)	(1,259)
Net Realized Gain (Loss) on Foreign Currency Transactions	(457)	(915)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	149,128	134,318	19,409	81,636
Translation of Foreign Currency Denominated Amounts	5	18	—	—
Deferred Thailand Capital Gains Tax	(387)	(380)	—	—
Net Realized and Unrealized Gain (Loss)	204,880	136,215	14,399	80,377
Net Increase (Decrease) in Net Assets Resulting from Operations	$217,502	$146,164	$102,685	$96,259

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Municipal Bond Portfolio
Investment Income
Interest	$40,422	$61,239	$31,009	$18,302
Total Investment Income	40,422	61,239	31,009	18,302
Expenses
Investment Advisory Services Fees	1,728	5,083	639	1,208
Accounting & Transfer Agent Fees	118	256	93	89
Custodian Fees	24	234	17	17
Legal Fees	8	18	5	5
Audit Fees	9	22	7	7
Filing Fees	64	155	77	52
Shareholders' Reports	28	54	14	11
Directors'/Trustees' Fees & Expenses	12	27	8	8
Other	16	28	15	31
Total Expenses	2,007	5,877	875	1,428
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	121
Net Expenses	2,007	5,877	875	1,549
Net Investment Income (Loss)	38,415	55,362	30,134	16,753
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(14,641)	(28,108)	272	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	8,867	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	13,579	88,329	9,248	1,352
Translation of Foreign Currency Denominated Amounts	—	(42,594)	—	—
Net Realized and Unrealized Gain (Loss)	(1,062)	26,494	9,520	1,352
Net Increase (Decrease) in Net Assets Resulting from Operations	$37,353	$81,856	$39,654	$18,105

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Large Company Portfolio		Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$45,195	$31,124	$3,907	$8,335	$82,268	$48,476	$2,256	$3,040
Capital Gain Distributions Received from Affiliated Investment Companies	—	—	4,136	—	138,196	2,658	16,223	18,637
Net Realized Gain (Loss) on Investment Securities Sold	(8,405)	(13,940)	277	(225)	1,724	(124)	250	(708)
Net Realized Gain (Loss) on Futures	2,338	1,477	—	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	297,153	128,705	32,933	11,113	642,594	401,748	14,804	(2,805)
Futures	(1,669)	116	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	334,612	147,482	41,253	19,223	864,782	452,758	33,533	18,164
Distributions From:
Net Investment Income	(41,748)	(31,675)	(5,651)	(4,954)	(71,162)	(34,948)	(2,666)	(2,155)
Net Short-Term Gains	—	—	—	—	(9,775)	—	(4,163)	(7,739)
Net Long-Term Gains	—	—	—	—	(1,645)	—	(10,180)	(5,689)
Total Distributions	(41,748)	(31,675)	(5,651)	(4,954)	(82,582)	(34,948)	(17,009)	(15,583)
Capital Share Transactions (1):
Shares Issued	832,648	703,770	105,090	115,653	2,237,439	1,288,976	49,909	26,407
Shares Issued in Lieu of Cash Distributions	39,758	30,348	5,584	4,908	72,993	31,446	13,833	12,032
Shares Redeemed	(384,587)	(202,666)	(112,603)	(43,031)	(728,629)	(322,510)	(37,523)	(27,750)
Net Increase (Decrease) from Capital Share Transactions	487,819	531,452	(1,929)	77,530	1,581,803	997,912	26,219	10,689
Total Increase (Decrease) in Net Assets	780,683	647,259	33,673	91,799	2,364,003	1,415,722	42,743	13,270
Net Assets
Beginning of Period	2,088,128	1,440,869	313,543	221,744	4,046,083	2,630,361	172,595	159,325
End of Period	$2,868,811	$2,088,128	$347,216	$313,543	$6,410,086	$4,046,083	$215,338	$172,595
(1) Shares Issued and Redeemed:
Shares Issued	21,866	19,983	10,401	12,240	96,122	62,860	2,870	1,632
Shares Issued in Lieu of Cash Distributions	1,066	858	570	515	3,257	1,540	876	765
Shares Redeemed	(10,136)	(5,728)	(11,186)	(4,530)	(31,524)	(15,684)	(2,182)	(1,759)
	12,796	15,113	(215)	8,225	67,855	48,716	1,564	638
Accumulated Net Investment Income (Loss)	$12,725	$9,278	$1,634	$3,378	$21,790	$13,498	$225	$883

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio		U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Sept. 15, 2005(a) to Nov. 30, 2005	Dec. 30, 2005(a) to Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$72,762	$65,474	$5,932	$367	$9,455	$496	$2,530
Capital Gain Distributions Received from Affiliated Investment Company	658,949	533,322	—	—	—	—	—
Net Realized Gain (Loss) on Investment Securities Sold	(4,180)	54,051	1,503	6	2,921	10	6,315
Change in Unrealized Appreciation (Depreciation) of Investment Securities	697,484	49,324	52,372	2,508	95,057	4,537	35,256
Net Increase (Decrease) in Net Assets Resulting from Operations	1,425,015	702,171	59,807	2,881	107,433	5,043	44,101
Distributions From:
Net Investment Income	(58,998)	(58,533)	(5,955)	—	(9,388)	—	(1,296)
Net Short-Term Gains	(34,788)	(63,661)	(13)	—	(20)	—	—
Net Long-Term Gains	(507,342)	(284,230)	—	—	—	—	—
Total Distributions	(601,128)	(406,424)	(5,968)	—	(9,408)	—	(1,296)
Capital Share Transactions (1):
Shares Issued	1,772,199	1,523,195	487,106	120,949	957,339	177,097	388,675
Shares Issued in Lieu of Cash Distributions	575,437	386,944	5,909	—	9,288	—	1,293
Shares Redeemed	(1,357,479)	(1,076,818)	(18,175)	(239)	(30,420)	(62)	(29,461)
Net Increase (Decrease) from Capital Share Transactions	990,157	833,321	474,840	120,710	936,207	177,035	360,507
Total Increase (Decrease) in Net Assets	1,814,044	1,129,068	528,679	123,591	1,034,232	182,078	403,312
Net Assets
Beginning of Period	6,924,234	5,795,166	123,591	—	182,078	—	—
End of Period	$8,738,278	$6,924,234	$652,270	$123,591	$1,216,310	$182,078	$403,312
(1) Shares Issued and Redeemed:
Shares Issued	60,848	56,979	45,767	12,119	88,583	17,794	36,777
Shares Issued in Lieu of Cash Distributions	21,722	14,717	550	—	852	—	121
Shares Redeemed	(46,827)	(39,947)	(1,697)	(24)	(2,811)	(6)	(2,696)
	35,743	31,749	44,620	12,095	86,624	17,788	34,202
Accumulated Net Investment Income (Loss)	$8,394	$(111)	$366	$367	$581	$496	$1,276

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Small Cap Portfolio		U.S. Micro Cap Portfolio		DFA Real Estate Securities Portfolio		Large Cap International Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$24,118	$18,746	$28,402	$16,647	$50,355	$48,281	$35,857	$23,721
Capital Gain Distributions Received from Affiliated Investment Companies	170,953	104,187	409,412	267,454	—	—	—	—
Capital Gain Distributions Received from Investment Securities	—	—	—	—	17,858	17,237	—	—
Net Realized Gain (Loss) on Investment Securities Sold	(5,181)	35,015	(7,358)	(4,419)	75,136	13,544	16,379	(104)
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—	—	—	17	(200)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and ForeignCurrency	233,973	80,945	160,973	86,846	610,102	197,602	286,181	95,893
Translation of Foreign Currency Denominated Amounts	—	—	—	—	—	—	147	(130)
Net Increase (Decrease) in Net Assets Resulting from Operations	423,863	238,893	591,429	366,528	753,451	276,664	338,581	119,180
Distributions From:
Net Investment Income	(18,099)	(15,275)	(20,854)	(13,476)	(79,145)	(51,325)	(40,654)	(25,310)
Net Short-Term Gains	(31,411)	(17,174)	(72,770)	(50,345)	—	(3,262)	—	—
Net Long-Term Gains	(117,599)	—	(208,506)	(76,559)	(28,912)	(28,712)	—	—
Total Distributions	(167,109)	(32,449)	(302,130)	(140,380)	(108,057)	(83,299)	(40,654)	(25,310)
Capital Share Transactions (1):
Shares Issued	724,661	732,445	1,028,184	809,864	711,130	582,858	389,496	300,290
Shares Issued in Lieu of Cash Distributions	164,466	31,458	289,242	132,397	105,884	82,210	37,524	23,672
Shares Redeemed	(490,352)	(466,647)	(732,233)	(433,418)	(462,032)	(330,681)	(177,163)	(137,260)
Net Increase (Decrease) from Capital Share Transactions	398,775	297,256	585,193	508,843	354,982	334,387	249,857	186,702
Total Increase (Decrease) in Net Assets	655,529	503,700	874,492	734,991	1,000,376	527,752	547,784	280,572
Net Assets
Beginning of Period	2,641,670	2,137,970	3,949,511	3,214,520	1,836,650	1,308,898	1,125,455	844,883
End of Period	$3,297,199	$2,641,670	$4,824,003	$3,949,511	$2,837,026	$1,836,650	$1,673,239	$1,125,455
(1) Shares Issued and Redeemed:
Shares Issued	34,475	37,738	65,144	55,055	24,946	24,982	18,097	16,677
Shares Issued in Lieu of Cash Distributions	8,437	1,631	19,632	9,001	3,849	3,572	1,796	1,334
Shares Redeemed	(23,449)	(23,821)	(46,421)	(29,249)	(16,184)	(14,101)	(8,223)	(7,582)
	19,463	15,548	38,355	34,807	12,611	14,453	11,670	10,429
Accumulated Net Investment Income (Loss)	$4,811	$1,149	$4,469	$1,061	$(209)	$412	$(1,125)	$(207)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	International Core Equity Portfolio		International Small Company Portfolio		Japanese Small Company Portfolio		Asia Pacific Small Company Portfolio
	Year Ended Nov. 30, 2006	Sept. 15, 2005 (a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$10,384	$312	$76,419	$45,170	$2,264	$1,184	$2,007	$1,255
Net Realized Gain (Loss) on Investment Securities Sold	2,392	(21)	164,696	140,209	(2,237)	(2,902)	(863)	(907)
Net Realized Gain (Loss) on Foreign Currency Transactions	(150)	(91)	(124)	(1,001)	(10)	(75)	(40)	3
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	96,717	1,403	653,248	200,422	(6,622)	32,989	16,555	2,263
Translation of Foreign Currency Denominated Amounts	21	(3)	329	(422)	30	(41)	1	(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	109,364	1,600	894,568	384,378	(6,575)	31,155	17,660	2,613
Distributions From:
Net Investment Income	(9,763)	—	(72,041)	(40,592)	(2,258)	(1,062)	(1,662)	(996)
Net Short-Term Gains	—	—	(13,690)	(2,774)	—	—	—	—
Net Long-Term Gains	—	—	(118,813)	(37,025)	—	—	—	—
Total Distributions	(9,763)	—	(204,544)	(80,391)	(2,258)	(1,062)	(1,662)	(996)
Capital Share Transactions (1):
Shares Issued	641,548	119,816	1,415,453	916,879	58,289	80,897	23,659	16,200
Shares Issued in Lieu of Cash Distributions	9,439	—	194,947	76,094	2,247	1,058	1,630	963
Shares Redeemed	(20,760)	(167)	(479,584)	(229,913)	(52,741)	(7,932)	(8,677)	(6,588)
Net Increase (Decrease) from Capital Share Transactions	630,227	119,649	1,130,816	763,060	7,795	74,023	16,612	10,575
Total Increase (Decrease) in Net Assets	729,828	121,249	1,820,840	1,067,047	(1,038)	104,116	32,610	12,192
Net Assets
Beginning of Period	121,249	—	2,725,231	1,658,184	169,995	65,879	38,927	26,735
End of Period	$851,077	$121,249	$4,546,071	$2,725,231	$168,957	$169,995	$71,537	$38,927
(1) Shares Issued and Redeemed:
Shares Issued	55,322	12,052	80,962	60,778	3,085	5,182	1,385	1,095
Shares Issued in Lieu of Cash Distributions	820	—	11,924	5,344	122	75	103	67
Shares Redeemed	(1,765)	(16)	(27,283)	(15,206)	(2,859)	(510)	(505)	(453)
	54,377	12,036	65,603	50,916	348	4,747	983	709
Accumulated Net Investment Income (Loss)	$860	$221	$11,888	$9,687	$489	$300	$163	$(182)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	United Kingdom Small Company Portfolio		Continental Small Company Portfolio		DFA Internatiomal Small Cap Value Portfolio		Emerging Markets Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$552	$475	$1,251	$784	$100,905	$79,985	$44,476	$47,212
Net Realized Gain (Loss) on Investment Securities Sold	1,355	1,017	2,501	5,454	407,891	198,624	27,573	35,423
Net Realized Gain (Loss) on Foreign Currency Transactions	10	(12)	—	(16)	944	(2,122)	(570)	(1,303)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	7,425	554	22,126	715	940,331	327,449	471,238	308,725
Translation of Foreign Currency Denominated Amounts	—	—	6	(8)	622	(554)	(23)	(13)
Deferred Thailand Capital Gains Tax	—	—	—	—	—	—	883	112
Net Increase (Decrease) in Net Assets Resulting from Operations	9,342	2,034	25,884	6,929	1,450,693	603,382	543,577	390,156
Distributions From:
Net Investment Income	(594)	(428)	(1,315)	(800)	(99,195)	(68,487)	(53,784)	(34,905)
Net Short-Term Gains	(167)	(140)	(152)	(41)	(25,926)	(2,748)	—	—
Net Long-Term Gains	(851)	(538)	(5,105)	(1,241)	(160,786)	(58,589)	—	—
Total Distributions	(1,612)	(1,106)	(6,572)	(2,082)	(285,907)	(129,824)	(53,784)	(34,905)
Capital Share Transactions (1):
Shares Issued	4,976	5,808	23,819	22,624	1,837,883	1,631,963	660,484	529,327
Shares Issued in Lieu of Cash Distributions	1,611	1,106	6,468	2,030	270,084	122,720	43,208	27,569
Shares Redeemed	(3,087)	(3,080)	(11,399)	(11,279)	(668,114)	(315,336)	(653,681)	(238,739)
Net Increase (Decrease) from Capital Share Transactions	3,500	3,834	18,888	13,375	1,439,853	1,439,347	50,011	318,157
Total Increase (Decrease) in Net Assets	11,230	4,762	38,200	18,222	2,604,639	1,912,905	539,804	673,408
Net Assets
Beginning of Period	20,578	15,816	52,061	33,839	4,128,428	2,215,523	1,805,186	1,131,778
End of Period	$31,808	$20,578	$90,261	$52,061	$6,733,067	$4,128,428	$2,344,990	$1,805,186
(1) Shares Issued and Redeemed:
Shares Issued	178	243	1,338	1,498	94,173	100,114	29,503	29,980
Shares Issued in Lieu of Cash Distributions	65	47	429	145	15,209	7,952	2,071	1,606
Shares Redeemed	(113)	(129)	(657)	(740)	(34,273)	(19,276)	(30,000)	(13,356)
	130	161	1,110	903	75,109	88,790	1,574	18,230
Accumulated Net Investment Income (Loss)	$—	$72	$(32)	$100	$14,322	$15,358	$3,623	$13,645

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Emerging Markets Small Cap Portfolio		Emerging Markets Core Equity Portfolio		DFA One-Year Fixed Income Portfolio		DFA Two-Year Global Fixed Income Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Apr. 5, 2005 (a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$12,622	$6,965	$9,949	$1,365	$88,286	$55,821	$15,882	$59,384
Net Realized Gain (Loss) on Investment Securities Sold	56,591	11,368	3,174	59	(5,010)	(6,353)	(1,259)	(1,292)
Net Realized Gain (Loss) on Foreign Currency Transactions	(457)	(633)	(915)	(373)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	149,128	52,595	134,318	20,526	19,409	(5,355)	81,636	(24,816)
Translation of Foreign Currency Denominated Amounts	5	(29)	18	(4)	—	—	—	—
Deferred Thailand Capital Gains Tax	(387)	(55)	(380)	(30)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	217,502	70,211	146,164	21,543	102,685	44,113	96,259	33,276
Distributions From:
Net Investment Income	(11,250)	(5,773)	(8,470)	(702)	(88,029)	(56,058)	(28,485)	(39,243)
Net Short-Term Gains	(3,016)	(2,143)	(80)	—	—	—	—	—
Net Long-Term Gains	(8,357)	(6,395)	—	—	—	—	—	—
Total Distributions	(22,623)	(14,311)	(8,550)	(702)	(88,029)	(56,058)	(28,485)	(39,243)
Capital Share Transactions (1):
Shares Issued	275,906	256,971	545,478	199,719	1,537,273	1,223,759	873,041	729,113
Shares Issued in Lieu of Cash Distributions	20,057	12,694	8,399	698	86,450	53,640	28,271	38,994
Shares Redeemed	(134,272)	(33,215)	(87,918)	(2,695)	(1,173,712)	(1,050,144)	(538,333)	(444,243)
Net Increase (Decrease) from Capital Share Transactions	161,691	236,450	465,959	197,722	450,011	227,255	362,979	323,864
Total Increase (Decrease) in Net Assets	356,570	292,350	603,573	218,563	464,667	215,310	430,753	317,897
Net Assets
Beginning of Period	482,378	190,028	218,563	—	1,953,884	1,738,574	1,992,869	1,674,972
End of Period	$838,948	$482,378	$822,136	$218,563	$2,418,551	$1,953,884	$2,423,622	$1,992,869
(1) Shares Issued and Redeemed:
Shares Issued	18,155	21,111	41,437	19,128	151,526	120,340	87,913	73,792
Shares Issued in Lieu of Cash Distributions	1,441	1,103	655	66	8,532	5,284	2,892	3,952
Shares Redeemed	(8,956)	(2,747)	(6,704)	(253)	(115,658)	(103,336)	(54,202)	(44,955)
	10,640	19,467	35,388	18,941	44,400	22,288	36,603	32,789
Accumulated Net Investment Income (Loss)	$935	$479	$1,260	$290	$393	$136	$7,516	$20,119

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	DFA Five-Year Government Portfolio		DFA Five-Year Global Fixed Income Portfolio		DFA Intermediate Government Fixed Income Portfolio		DFA Short-Term Municipal Bond Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$38,415	$22,599	$55,362	$46,851	$30,134	$19,791	$16,753	$10,058
Net Realized Gain (Loss) on Investment Securities Sold	(14,641)	(6,795)	(28,108)	(12,376)	272	2,656	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	8,867	38,493	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	13,579	(9,138)	88,329	(36,225)	9,248	(14,670)	1,352	(4,935)
Translation of Foreign Currency Denominated Amounts	—	—	(42,594)	(8,276)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	37,353	6,666	81,856	28,467	39,654	7,777	18,105	5,123
Distributions From:
Net Investment Income	(34,242)	(20,081)	(54,715)	(33,648)	(25,780)	(18,785)	(16,050)	(9,493)
Net Short-Term Gains	—	—	—	—	(43)	—	—	—
Net Long-Term Gains	—	—	—	—	(2,647)	(1,145)	—	—
Return of Capital	—	—	(4,812)	—	—	—	—	—
Total Distributions	(34,242)	(20,081)	(59,527)	(33,648)	(28,470)	(19,930)	(16,050)	(9,493)
Capital Share Transactions (1):
Shares Issued	404,371	301,640	1,042,354	700,092	462,820	166,372	315,794	233,759
Shares Issued in Lieu of Cash Distributions	33,604	19,831	57,853	33,104	25,656	19,193	15,654	9,267
Shares Redeemed	(257,812)	(101,843)	(434,545)	(233,800)	(91,806)	(82,982)	(147,104)	(108,822)
Net Increase (Decrease) from Capital Share Transactions	180,163	219,628	665,662	499,396	396,670	102,583	184,344	134,204
Total Increase (Decrease) in Net Assets	183,274	206,213	687,991	494,215	407,854	90,430	186,399	129,834
Net Assets
Beginning of Period	748,847	542,634	1,699,793	1,205,578	463,538	373,108	511,543	381,709
End of Period	$932,121	$748,847	$2,387,784	$1,699,793	$871,392	$463,538	$697,942	$511,543
(1) Shares Issued and Redeemed:
Shares Issued	39,056	28,733	100,867	66,475	41,320	14,310	31,649	23,287
Shares Issued in Lieu of Cash Distributions	3,260	1,884	5,639	3,137	2,296	1,644	1,571	924
Shares Redeemed	(24,883)	(9,705)	(42,022)	(22,214)	(8,199)	(7,125)	(14,747)	(10,845)
	17,433	20,912	64,484	47,398	35,417	8,829	18,473	13,366
Accumulated Net Investment Income (Loss)	$10,926	$6,753	$43,308	$54,885	$9,508	$5,195	$1,887	$1,184

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Large Company Portfolio	Enhanced U.S. Large Company Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$36.79	$34.59	$31.16	$27.56	$33.51	$9.82	$9.35	$8.42	$7.41	$8.91
Income From Investment Operations
Net Investment Income (Loss)	0.71	(A)	0.60	0.61	0.47	0.42	0.12	(A)	0.29	0.09	0.10	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	4.41	2.28	3.31	3.57	(5.95)	1.19	0.37	0.94	1.02	(1.52)
Total From Investment Operations	5.12	2.88	3.92	4.04	(5.53)	1.31	0.66	1.03	1.12	(1.36)
Less Distributions
Net Investment Income	(0.67)	(0.68)	(0.49)	(0.44)	(0.42)	(0.18)	(0.19)	(0.10)	(0.11)	(0.14)
Net Realized Gains	—	—	—	—	—	—	—	—	—	—
Total Distributions	(0.67)	(0.68)	(0.49)	(0.44)	(0.42)	(0.18)	(0.19)	(0.10)	(0.11)	(0.14)
Net Asset Value, End of Period	$41.24	$36.79	$34.59	$31.16	$27.56	$10.95	$9.82	$9.35	$8.42	$7.41
Total Return	14.12%	8.41%	12.68%	14.90%	(16.64)%	13.52%	7.08%	12.28%	15.39%	(15.40)%
Net Assets, End of Period (thousands)	$2,868,811	$2,088,128	$1,440,869	$1,017,265	$775,769	$347,216	$313,543	$221,744	$141,489	$101,329
Ratio of Expenses to Average Net Assets(D)	0.15%	0.15%	0.15%	0.15%	0.15%	0.26%	0.34%	0.37%	0.36%	0.37%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.19%	0.30%	0.30%	0.30%	0.30%	0.26%	0.34%	0.37%	0.36%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.85%	1.78%	1.92%	1.66%	1.43%	1.19%	3.11%	0.95%	1.32%	2.00%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$21.93	$19.37	$16.14	$13.63	$16.97	$17.33	$17.09	$15.14	$12.41	$13.03
Income From Investment Operations
Net Investment Income (Loss)	0.38	(A)	0.30	0.16	0.20	0.19	0.21	(A)	0.32	0.86	0.05	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	3.50	2.49	3.28	2.50	(1.51)	2.84	1.59	2.88	4.12	0.18
Total From Investment Operations	3.88	2.79	3.44	2.70	(1.32)	3.05	1.91	3.74	4.17	0.25
Less Distributions
Net Investment Income	(0.35)	(0.23)	(0.21)	(0.19)	(0.21)	(0.25)	(0.23)	(0.90)	(0.09)	(0.12)
Net Realized Gains	(0.06)	—	—	—	(1.81)	(1.44)	(1.44)	(0.89)	(1.35)	(0.75)
Total Distributions	(0.41)	(0.23)	(0.21)	(0.19)	(2.02)	(1.69)	(1.67)	(1.79)	(1.44)	(0.87)
Net Asset Value, End of Period	$25.40	$21.93	$19.37	$16.14	$13.63	$18.69	$17.33	$17.09	$15.14	$12.41
Total Return	17.97%	14.49%	21.48%	20.10%	(8.77)%	19.48%	12.17%	27.36%	38.43%	1.77%
Net Assets, End of Period (thousands)	$6,410,086	$4,046,083	$2,630,361	$1,709,428	$1,176,711	$215,338	$172,595	$159,325	$96,924	$66,954
Ratio of Expenses to Average Net Assets(D)	0.28%	0.30%	0.32%	0.31%	0.32%	0.46%	0.47%	0.50%	0.47%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.28%	0.30%	0.32%	0.31%	0.32%	0.46%	0.47%	0.48%	0.48%	0.52%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.48%	0.89%	1.46%	1.25%	1.19%	1.91%	0.27%	0.41%	0.73%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$28.74	$27.71	$23.26	$17.70	$21.11	$10.22	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.29	0.30	0.08	0.08	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	5.06	2.66	5.73	7.21	0.19	1.28	0.19
Total From Investment Operations	5.34	2.95	6.03	7.29	0.27	1.45	0.22
Less Distributions
Net Investment Income	(0.23)	(0.26)	(0.38)	(0.07)	(0.12)	(0.17)	—
Net Realized Gains	(2.26)	(1.66)	(1.20)	(1.66)	(3.56)	—	—
Total Distributions	(2.49)	(1.92)	(1.58)	(1.73)	(3.68)	(0.17)	—
Net Asset Value, End of Period	$31.59	$28.74	$27.71	$23.26	$17.70	$11.50	$10.22
Total Return	20.29%	11.32%	27.46%	45.92%	0.71%	14.35%	2.20	%(C)
Net Assets, End of Period (thousands)	$8,738,278	$6,924,234	$5,795,166	$4,209,747	$2,972,651	$652,270	$123,591
Ratio of Expenses to Average Net Assets	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)	0.56	%(D)	0.23%	0.23	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)	0.56	%(D)	0.23%	0.37	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	0.94%	1.04%	0.04%	0.46%	0.42%	1.52%	1.85	%(B)(E)
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	6%	0	%(C)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio
Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005	For the Period Dec. 30, 2005(a) to Nov. 30, 2006	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$10.24	$10.00	$10.00	$20.75	$19.13	$16.52	$11.97	$14.43
Income From Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.03	0.13	(A)	0.17	(A)	0.15	0.05	0.06	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	1.40	0.21	1.73	2.84	1.75	2.67	4.65	(1.16)
Total From Investment Operations	1.57	0.24	1.86	3.01	1.90	2.72	4.71	(1.09)
Less Distributions
Net Investment Income	(0.16)	—	(0.07)	(0.13)	(0.13)	(0.10)	(0.07)	(0.08)
Net Realized Gains	—	—	—	(1.17)	(0.15)	—	(0.09)	(1.29)
Tax Return of Capital	—	—	—	—	—	(0.01)	—	—
Total Distributions	(0.16)	—	(0.07)	(1.30)	(0.28)	(0.11)	(0.16)	(1.37)
Net Asset Value, End of Period	$11.65	$10.24	$11.79	$22.46	$20.75	$19.13	$16.52	$11.97
Total Return	15.50%	2.40	%(C)	18.65	%(C)	15.49%	10.04%	16.59%	39.89%	(8.73)%
Net Assets, End of Period (thousands)	$1,216,310	$182,078	$403,312	$3,297,199	$2,641,670	$2,137,970	$1,134,027	$646,872
Ratio of Expenses to Average Net Assets	0.26%	0.26	%(B)(E)	0.36	%(B)(E)	0.38	%(D)	0.40	%(D)	0.41	%(D)	0.42	%(D)	0.41	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.26%	0.38	%(B)(E)	0.39	%(B)(E)	0.38	%(D)	0.40	%(D)	0.41	%(D)	0.42	%(D)	0.41	%(D)
Ratio of Net Investment Income to Average Net Assets	1.55%	1.92	%(B)(E)	1.24	%(B)(E)	0.82%	0.78%	0.22%	0.52%	0.47%
Portfolio Turnover Rate	5%	0	%(C)	24	%(C)	N/A	N/A	N/A	N/A	N/A

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.91	$15.06	$13.34	$9.07	$11.09	$25.75	$23.02	$18.80	$14.91	$15.02
Income From Investment Operations
Net Investment Income (Loss)	0.10	(A)	0.07	0.19	0.03	0.03	0.64	(A)	0.82	0.62	0.64	0.54
Net Gains (Losses) on Securities (Realized and Unrealized)	2.04	1.43	1.93	4.40	(0.29)	8.84	3.33	4.47	4.08	0.18
Total From Investment Operations	2.14	1.50	2.12	4.43	(0.26)	9.48	4.15	5.09	4.72	0.72
Less Distributions
Net Investment Income	(0.08)	(0.06)	(0.22)	(0.02)	(0.05)	(1.02)	(0.86)	(0.71)	(0.75)	(0.75)
Net Realized Gains	(1.14)	(0.59)	(0.18)	(0.14)	(1.71)	(0.41)	(0.56)	(0.16)	(0.08)	(0.08)
Total Distributions	(1.22)	(0.65)	(0.40)	(0.16)	(1.76)	(1.43)	(1.42)	(0.87)	(0.83)	(0.83)
Net Asset Value, End of Period	$16.83	$15.91	$15.06	$13.34	$9.07	$33.80	$25.75	$23.02	$18.80	$14.91
Total Return	14.52%	10.33%	16.34%	49.69%	(3.31)%	38.23%	18.81%	29.44%	33.48%	5.36%
Net Assets, End of Period (thousands)	$4,824,003	$3,949,511	$3,214,520	$2,622,847	$1,609,472	$2,837,026	$1,836,650	$1,308,898	$783,405	$413,264
Ratio of Expenses to Average Net Assets	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)	0.56	%(D)	0.33%	0.37%	0.39%	0.41%	0.42%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.48%	0.06%	0.25%	0.24%	2.25%	3.11%	3.61%	4.19%	4.71%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	10%	3%	6%	2%	2%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Large Cap International Portfolio	International Core Equity Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$19.00	$17.31	$14.65	$12.10	$13.90	$10.07	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.55	(A)	0.44	0.31	0.25	0.22	0.28	(A)	0.04	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	4.68	1.72	2.86	2.51	(1.79)	2.71	0.03
Total From Investment Operations	5.23	2.16	3.17	2.76	(1.57)	2.99	0.07
Less Distributions
Net Investment Income	(0.63)	(0.47)	(0.51)	(0.21)	(0.23)	(0.24)	—
Net Realized Gains	—	—	—	—	—	—	—
Total Distributions	(0.63)	(0.47)	(0.51)	(0.21)	(0.23)	(0.24)	—
Net Asset Value, End of Period	$23.60	$19.00	$17.31	$14.65	$12.10	$12.82	$10.07
Total Return	28.00%	12.73%	22.09%	23.32%	(11.50)%	30.06%	0.70	%(C)
Net Assets, End of Period (thousands)	$1,673,239	$1,125,455	$844,883	$504,123	$337,367	$851,077	$121,249
Ratio of Expenses to Average Net Assets	0.29%	0.37%	0.41%	0.43%	0.44%	0.48%	0.49	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.29%	0.37%	0.41%	0.43%	0.44%	0.46%	0.90	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.56%	2.41%	2.07%	2.10%	1.74%	2.35%	1.89	%(B)(E)
Portfolio Turnover Rate	4%	4%	1%	1%	9%	2%	0	%(C)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

International Small Company Portfolio	Japanese Small Company Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.19	$14.12	$11.00	$7.41	$7.67	$17.97	$13.99	$10.80	$7.49	$8.42
Income From Investment Operations
Net Investment Income (Loss)	0.36	(A)	0.31	(A)	0.22	0.16	0.14	0.22	(A)	0.16	(A)	0.22	0.05	0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	4.02	2.38	3.24	3.57	(0.25)	(0.73)	4.00	3.16	3.35	(0.90)
Total From Investment Operations	4.38	2.69	3.46	3.73	(0.11)	(0.51)	4.16	3.38	3.40	(0.84)
Less Distributions
Net Investment Income	(0.36)	(0.29)	(0.34)	(0.14)	(0.15)	(0.23)	(0.18)	(0.19)	(0.09)	(0.09)
Net Realized Gains	(0.78)	(0.33)	—	—	—	—	—	—	—	—
Total Distributions	(1.14)	(0.62)	(0.34)	(0.14)	(0.15)	(0.23)	(0.18)	(0.19)	(0.09)	(0.09)
Net Asset Value, End of Period	$19.43	$16.19	$14.12	$11.00	$7.41	$17.23	$17.97	$13.99	$10.80	$7.49
Total Return	28.51%	19.74%	32.10%	51.28%	(1.39)%	(2.94)%	30.13%	31.79%	46.01%	(9.96)%
Net Assets, End of Period (thousands)	$4,546,071	$2,725,231	$1,658,184	$909,887	$464,578	$168,957	$169,995	$65,879	$22,713	$51,819
Ratio of Expenses to Average Net Assets(D)	0.56%	0.64%	0.69%	0.71%	0.71%	0.61%	0.68%	0.73%	0.75%	0.74%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.56%	0.64%	0.69%	0.71%	0.71%	0.58%	0.68%	0.79%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets	2.04%	2.05%	1.82%	1.97%	1.83%	1.19%	1.03%	1.01%	1.18%	0.76%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.28	$14.54	$12.10	$7.92	$7.70	$24.65	$23.47	$19.26	$14.24	$16.23
Income From Investment Operations
Net Investment Income (Loss)	0.64	(A)	0.70	0.50	(0.13)	0.24	0.61	(A)	0.64	(A)	0.48	0.62	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	4.92	0.54	2.58	4.69	0.27	9.61	2.15	4.87	5.26	(1.23)
Total From Investment Operations	5.56	1.24	3.08	4.56	0.51	10.22	2.79	5.35	5.88	(0.73)
Less Distributions
Net Investment Income	(0.58)	(0.50)	(0.64)	(0.38)	(0.29)	(0.68)	(0.59)	(1.14)	(0.54)	(0.48)
Net Realized Gains	—	—	—	—	—	(1.22)	(1.02)	—	(0.32)	(0.78)
Total Distributions	(0.58)	(0.50)	(0.64)	(0.38)	(0.29)	(1.90)	(1.61)	(1.14)	(0.86)	(1.26)
Net Asset Value, End of Period	$20.26	$15.28	$14.54	$12.10	$7.92	$32.97	$24.65	$23.47	$19.26	$14.24
Total Return	37.52%	8.81%	26.73%	60.57%	6.92%	44.15%	12.35%	29.05%	44.01%	(5.13)%
Net Assets, End of Period (thousands)	$71,537	$38,927	$26,735	$20,378	$54,185	$31,808	$20,578	$15,816	$12,209	$28,985
Ratio of Expenses to Average Net Assets(D)	0.64%	0.74%	0.80%	0.78%	0.79%	0.60%	0.70%	0.74%	0.73%	0.73%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.64%	0.86%	0.96%	0.88%	0.80%	0.67%	0.89%	1.04%	0.96%	0.80%
Ratio of Net Investment Income to Average Net Assets	3.68%	3.89%	3.29%	2.87%	3.23%	2.20%	2.70%	2.21%	2.83%	2.55%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Continental Small Company Portfolio	DFA International Small Cap Value Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.78	$14.12	$12.60	$8.93	$9.96	$17.57	$15.16	$11.52	$7.42	$7.39
Income From Investment Operations
Net Investment Income (Loss)	0.31	(A)	0.21	0.17	0.49	0.23	0.36	(A)	0.40	(A)	0.23	0.16	0.15
Net Gains (Losses) on Securities (Realized and Unrealized)	6.28	2.28	3.64	3.83	0.02	4.95	2.77	3.85	4.09	0.06
Total From Investment Operations	6.59	2.49	3.81	4.32	0.25	5.31	3.17	4.08	4.25	0.21
Less Distributions
Net Investment Income	(0.34)	(0.30)	(0.50)	(0.22)	(0.27)	(0.38)	(0.36)	(0.35)	(0.15)	(0.18)
Net Realized Gains	(1.56)	(0.53)	(1.79)	(0.43)	(1.01)	(0.79)	(0.40)	(0.09)	—	—
Total Distributions	(1.90)	(0.83)	(2.29)	(0.65)	(1.28)	(1.17)	(0.76)	(0.44)	(0.15)	(0.18)
Net Asset Value, End of Period	$20.47	$15.78	$14.12	$12.60	$8.93	$21.71	$17.57	$15.16	$11.52	$7.42
Total Return	46.33%	18.42%	35.91%	52.10%	2.71%	31.73%	21.75%	36.34%	58.44%	2.95%
Net Assets, End of Period (thousands)	$90,261	$52,061	$33,839	$24,376	$60,743	$6,733,067	$4,128,428	$2,215,523	$1,095,697	$576,537
Ratio of Expenses to Average Net Assets	0.62	%(D)	0.71	%(D)	0.73	%(D)	0.77	%(D)	0.78	%(D)	0.70%	0.75%	0.78%	0.81%	0.83%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.61	%(D)	0.78	%(D)	0.87	%(D)	0.88	%(D)	0.78	%(D)	0.70%	0.75%	0.78%	0.81%	0.83%
Ratio of Net Investment Income to Average Net Assets	1.78%	1.77%	1.56%	2.07%	1.84%	1.85%	2.44%	1.63%	1.75%	1.87%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	14%	13%	10%	10%	21%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$19.89	$15.61	$11.87	$8.65	$8.62	$13.37	$11.44	$8.74	$5.89	$5.33
Income From Investment Operations
Net Investment Income (Loss)	0.48	(A)	0.58	(A)	0.27	0.16	0.10	0.30	(A)	0.27	(A)	0.11	0.10	0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	5.61	4.13	3.80	3.18	0.05	4.86	2.37	2.85	2.88	0.54
Total From Investment Operations	6.09	4.71	4.07	3.34	0.15	5.16	2.64	2.96	2.98	0.60
Less Distributions
Net Investment Income	(0.58)	(0.43)	(0.33)	(0.12)	(0.12)	(0.26)	(0.22)	(0.19)	(0.07)	(0.04)
Net Realized Gains	—	—	—	—	—	(0.31)	(0.49)	(0.07)	(0.06)	—
Total Distributions	(0.58)	(0.43)	(0.33)	(0.12)	(0.12)	(0.57)	(0.71)	(0.26)	(0.13)	(0.04)
Net Asset Value, End of Period	$25.40	$19.89	$15.61	$11.87	$8.65	$17.96	$13.37	$11.44	$8.74	$5.89
Total Return	31.31%	30.65%	34.95%	39.13%	1.71%	39.95%	24.27%	34.55%	51.84%	11.23%
Net Assets, End of Period (thousands)	$2,344,990	$1,805,186	$1,131,778	$594,076	$333,866	$838,948	$482,378	$190,028	$84,353	$26,516
Ratio of Expenses to Average Net Assets(D)	0.61%	0.69%	0.74%	0.78%	0.78%	0.81%	0.97%	1.04%	1.12%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.13%	3.28%	2.20%	1.79%	1.20%	1.92%	2.21%	1.41%	1.81%	1.31%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio
Year Ended Nov. 30, 2006	For the Period April 5, 2005 (a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$11.54	$10.00	$10.14	$10.20	$10.30	$10.39	$10.31
Income From Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.10	0.40	(A)	0.28	0.25	0.16	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	3.54	1.51	0.06	(0.05)	(0.10)	0.03	0.08
Total From Investment Operations	3.81	1.61	0.46	0.23	0.15	0.19	0.35
Less Distributions
Net Investment Income	(0.22)	(0.07)	(0.40)	(0.29)	(0.25)	(0.16)	(0.27)
Net Realized Gains	—	—	—	—	—	(0.12)	—
Total Distributions	(0.22)	(0.07)	(0.40)	(0.29)	(0.25)	(0.28)	(0.27)
Net Asset Value, End of Period	$15.13	$11.54	$10.20	$10.14	$10.20	$10.30	$10.39
Total Return	33.39%	16.12	%(C)	4.58%	2.24%	1.08%	1.85%	3.43%
Net Assets, End of Period (thousands)	$822,136	$218,563	$2,418,551	$1,953,884	$1,738,574	$1,454,736	$992,307
Ratio of Expenses to Average Net Assets	0.74%	1.00	%(B)(E)	0.18	%(D)	0.19	%(D)	0.20	%(D)	0.20	%(D)	0.20	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.72%	1.09	%(B)(E)	0.18	%(D)	0.19	%(D)	0.20	%(D)	0.20	%(D)	0.20	%(D)
Ratio of Net Investment Income to Average Net Assets	2.02%	1.79	%(B)(E)	3.89%	2.78%	1.40%	1.45%	2.56%
Portfolio Turnover Rate	6%	2	%(C)	N/A	N/A	N/A	N/A	N/A

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Two-Year Global Fixed Income Portfolio	DFA Five-Year Government Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.88	$9.92	$10.08	$10.19	$9.95	$10.41	$10.64	$11.11	$11.05	$10.56
Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.31	0.25	0.22	0.25	0.46	(A)	0.35	0.33	0.34	0.41
Net Gains (Losses) on Securities (Realized and Unrealized)	0.36	(0.14)	(0.14)	0.01	0.20	(0.02)	(0.24)	(0.01)	0.10	0.51
Total From Investment Operations	0.43	0.17	0.11	0.23	0.45	0.44	0.11	0.32	0.44	0.92
Less Distributions
Net Investment Income	(0.14)	(0.21)	(0.27)	(0.34)	(0.21)	(0.42)	(0.34)	(0.41)	(0.38)	(0.43)
Net Realized Gains	—	—	—	—	—	—	—	(0.38)	—	—
Total Distributions	(0.14)	(0.21)	(0.27)	(0.34)	(0.21)	(0.42)	(0.34)	(0.79)	(0.38)	(0.43)
Net Asset Value, End of Period	$10.17	$9.88	$9.92	$10.08	$10.19	$10.43	$10.41	$10.64	$11.11	$11.05
Total Return	4.41%	1.77%	1.08%	2.26%	4.54%	4.36%	1.02%	3.02%	4.02%	9.06%
Net Assets, End of Period (thousands)	$2,423,622	$1,992,869	$1,674,972	$1,195,072	$799,214	$932,121	$748,847	$542,634	$402,992	$315,290
Ratio of Expenses to Average Net Assets	0.19	%(D)	0.21	%(D)	0.23	%(D)	0.25	%(D)	0.25	%(D)	0.23%	0.25%	0.27%	0.27%	0.26%
Ratio of Net Investment Income to Average Net Assets	0.72%	3.25%	1.35%	1.68%	2.58%	4.45%	3.47%	3.21%	3.20%	4.09%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	86%	36%	45%	149%	19%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$10.48	$10.50	$10.92	$10.93	$10.50	$11.45	$11.79	$12.14	$12.39	$11.90
Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.34	(A)	0.26	0.33	0.33	0.53	(A)	0.52	0.55	0.62	0.65
Net Gains (Losses) on Securities (Realized and Unrealized)	0.12	(0.11)	0.06	0.15	0.44	0.05	(0.29)	(0.05)	(0.02)	0.48
Total From Investment Operations	0.40	0.23	0.32	0.48	0.77	0.58	0.23	0.50	0.60	1.13
Less Distributions
Net Investment Income	(0.33)	(0.25)	(0.32)	(0.39)	(0.33)	(0.49)	(0.53)	(0.56)	(0.65)	(0.64)
Net Realized Gains	—	—	(0.42)	(0.10)	(0.01)	(0.06)	(0.04)	(0.29)	(0.20)	—
Tax Return of Capital	(0.02)	—	—	—	—	—	—	—	—	—
Total Distributions	(0.35)	(0.25)	(0.74)	(0.49)	(0.34)	(0.55)	(0.57)	(0.85)	(0.85)	(0.64)
Net Asset Value, End of Period	$10.53	$10.48	$10.50	$10.92	$10.93	$11.48	$11.45	$11.79	$12.14	$12.39
Total Return	3.89%	2.15%	3.04%	4.45%	7.55%	5.31%	1.87%	4.21%	4.86%	9.95%
Net Assets, End of Period (thousands)	$2,387,784	$1,699,793	$1,205,578	$969,439	$761,717	$871,392	$463,538	$373,108	$316,234	$300,059
Ratio of Expenses to Average Net Assets	0.29%	0.33%	0.34%	0.34%	0.35%	0.14%	0.15%	0.17%	0.17%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.72%	3.22%	3.12%	3.23%	4.09%	4.72%	4.61%	4.72%	4.91%	5.37%
Portfolio Turnover Rate	92%	69%	90%	103%	79%	3%	16%	6%	23%	14%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Short-Term Municipal Bond Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	For the Period Aug. 20, 2002(a) to Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.99	$10.09	$10.13	$9.97	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.22	0.17	0.16	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02	(0.11)	(0.04)	0.15	(0.04)
Total From Investment Operations	0.30	0.11	0.13	0.31	—
Less Distributions
Net Investment Income	(0.27)	(0.21)	(0.17)	(0.15)	(0.03)
Net Realized Gains	—	—	—	—	—
Total Distributions	(0.27)	(0.21)	(0.17)	(0.15)	(0.03)
Net Asset Value, End of Period	$10.02	$9.99	$10.09	$10.13	$9.97
Total Return	3.01%	1.11%	1.27%	3.17%	(0.03	)%(C)
Net Assets, End of Period (thousands)	$697,942	$511,543	$381,709	$213,389	$78,819
Ratio of Expenses to Average Net Assets	0.26%	0.30%	0.30%	0.30%	0.30	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.24%	0.29%	0.33%	0.34%	0.75	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.77%	2.22%	1.73%	1.60%	1.71	%(B)(E)
Portfolio Turnover Rate	0%	2%	6%	0%	0	%(C)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of forty-three operational portfolios, of which twenty-eight (the "Portfolios") are included in this report and the remaining fifteen are presented in separate reports.

Of the Portfolios, sixteen (the "Feeder Funds") invest in a series of The DFA Investment Trust Company (the "Master Funds"):

Feeder Funds	Master Funds	Percentage Ownership at 11/30/06
U.S. Large Company Portfolio	The U.S. Large Company Series	58%

Enhanced U.S. Large Company Portfolio	The Enhanced U.S. Large Company Series	100%

U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	72%

U.S. Targeted Value Portfolio*	The U.S. Targeted Value Series*	100%

U.S. Small Cap Value Portfolio	The U.S. Small Cap Value Series	93%

U.S. Small Cap Portfolio	The U.S. Small Cap Series	91%

U.S. Micro Cap Portfolio	The U.S. Micro Cap Series	100%

International Small Company Portfolio	The Japanese Small Company Series	84%

	The Asia Pacific Small Company Series	87%

	The United Kingdom Small Company Series	93%

	The Continental Small Company Series	91%

Japanese Small Company Portfolio	The Japanese Small Company Series	12%

Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	10%

United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	3%

Continental Small Company Portfolio	The Continental Small Company Series	5%

Emerging Markets Portfolio	The Emerging Markets Series	97%

Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	93%

DFA One-Year Fixed Income Portfolio	The DFA One-Year Fixed Income Series	100%

DFA Two-Year Global Fixed Income Portfolio	The DFA Two-Year Global Fixed Income Series	94%

Each Feeder Fund invests primarily in a corresponding Master Fund, with the exception of the International Small Company Portfolio, which invests in the four Master Funds indicated. The International Small Company Portfolio also invests in short-term temporary cash investments.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

* Effective December 12, 2006, the U.S. Small XM Value Portfolio changed its name to the U.S. Targeted Value Portfolio and its Master Fund's name changed from The U.S. Small XM Value Series to The U.S. Targeted Value Series.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  Securities held by U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, and DFA Real Estate Securities Portfolio (the "Domestic Equity Portfolios") and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Small Cap Value Portfolio, and Emerging Markets Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Securities held by DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Short-Term Municipal Bond Portfolio (the "Fixed Income Portfolios"), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Master Fund shares held by the Feeder Funds are valued at their respective daily net asset values, or for U.S. Large Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, and Emerging Markets Small Cap Portfolio, their investments reflect each of their proportionate interest in the net assets of their corresponding Master Funds.

2.  Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios and the DFA Five-Year Global Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. DFA Five-Year Global Fixed Income Portfolio also enters into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, DFA Five-Year Global Fixed Income Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and DFA Five-Year Global Fixed Income Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The U.S. Large Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, and Emerging Markets Small Cap Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Master Funds, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Core Equity Portfolio's investments in Thailand and the investments in Thailand held by the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Core Equity Portfolio and the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio accrue for taxes on the capital gains throughout the holding period of the underlying securities. These funds are also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolios will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor and Administrator:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to all Portfolios except the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

For the year ended November 30, 2006, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Core Equity 1 Portfolio	0.17%

U.S. Core Equity 2 Portfolio	0.20%

U.S. Vector Equity Portfolio	0.30%

DFA Real Estate Securities Portfolio	0.30%

Large Cap International Portfolio	0.25%

International Core Equity Portfolio	0.35%

DFA International Small Cap Value Portfolio	0.65%

Emerging Markets Core Equity Portfolio	0.55%

DFA Five-Year Government Portfolio	0.20%

DFA Five-Year Global Fixed Income Portfolio	0.25%

DFA Intermediate Government Fixed Income Portfolio	0.10%

DFA Short-Term Municipal Bond Portfolio	0.20%

For the year ended November 30, 2006, the Feeder Funds' administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Company Portfolio*	0.132%

Enhanced U.S. Large Company Portfolio	0.15%

U.S. Large Cap Value Portfolio	0.15%

U.S. Targeted Value Portfolio**	0.30%

U.S. Small Cap Value Portfolio	0.30%

U.S. Small Cap Portfolio	0.32%

U.S. Micro Cap Portfolio	0.40%

International Small Company Portfolio	0.40%

Japanese Small Company Portfolio	0.40%

Asia Pacific Small Company Portfolio	0.40%

United Kingdom Small Company Portfolio	0.40%

Continental Small Company Portfolio	0.40%

Emerging Markets Portfolio	0.40%

Emerging Markets Small Cap Portfolio	0.45%

DFA One-Year Fixed Income Portfolio	0.10%

DFA Two-Year Global Fixed Income Portfolio	0.10%

*  Effective April 1, 2006, U.S. Large Company Portfolio's effective annual rate of average daily net assets changed from 0.215% to 0.095%.

**  Effective December 1, 2006, U.S. Targeted Value Portfolio's effective annual rate of average daily net assets changed from 0.30% to 0.25%.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through April 1, 2007, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended November 30, 2006, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Portfolios	Expense Limits	Recovery of Previously Waived/Fees Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.15%	—	$5,483
Enhanced U.S. Large Company Portfolio (2)	0.45%	—	—
U.S. Targeted Value Portfolio (1)	0.50%	—	—
U.S. Core Equity 1 Portfolio (3)	0.23%	—	28
U.S. Core Equity 2 Portfolio (3)	0.26%	—	48
U.S. Vector Equity Portfolio (3)	0.36%	—	69
International Core Equity Portfolio (3)	0.49%	$68	—
International Small Company Portfolio (4)	0.45%	—	—
Japanese Small Company Portfolio (4)	0.47%	51	5
Asia Pacific Small Company Portfolio (4)	0.47%	—	91
United Kingdom Small Company Portfolio (4)	0.47%	—	94
Continental Small Company Portfolio (4)	0.47%	7	76

Portfolios	Effective Rates	Recovery of Previously Waived/Fees Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Emerging Markets Portfolio (1)	1.00%	—	—
Emerging Markets Core Equity Portfolio (5)	0.85%	$70	—
DFA Short-Term Municipal Bond Portfolio (6)	0.30%	121	—

(1) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's direct and indirect expenses, including the expenses the Portfolio bears as a shareholder of its Master Fund, to the extent necessary to limit the expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive its administration fee to the extent necessary to reduce the Portfolio's expenses to the extent that its total direct and indirect expenses, including the expenses the Portfolio bears as a shareholder of its Master Fund, exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the total direct and indirect expenses of the Portfolio are less than the rate listed above, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio's total direct and indirect expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume a Portfolio's expenses to the extent necessary to limit the expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(4) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio's other direct expenses to the extent necessary to limit the direct expenses of the Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Funds. At any time that the direct expenses of the Portfolio are less than the rates listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's direct expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(5) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's expenses to the extent necessary to limit the expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(6) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio's expenses up to the amount of its total advisory fee when its total expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above on an annualized basis, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $129 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Company Portfolio	$53

Enhanced U.S. Large Company Portfolio	8

U.S. Large Cap Value Portfolio	104

U.S. Targeted Value Portfolio	5

U.S. Small Cap Value Portfolio	183

U.S. Core Equity 1 Portfolio	5

U.S. Core Equity 2 Portfolio	7

U.S. Vector Equity Portfolio	2

U.S. Small Cap Portfolio	70

U.S. Micro Cap Portfolio	103

DFA Real Estate Securities Portfolio	48

Large Cap International Portfolio	30

International Core Equity Portfolio	5

International Small Company Portfolio	73

Japanese Small Company Portfolio	4

Asia Pacific Small Company Portfolio	1

United Kingdom Small Company Portfolio	1

Continental Small Company Portfolio	1

DFA International Small Cap Value Portfolio	108

Emerging Markets Portfolio	45

Emerging Markets Small Cap Portfolio	11

Emerging Markets Core Equity Portfolio	6

DFA One-Year Fixed Income Portfolio	57

DFA Two-Year Global Fixed Income Portfolio	53

DFA Five-Year Government Portfolio	20

DFA Five-Year Global Fixed Income Portfolio	44

DFA Intermediate Government Fixed Income Portfolio	13

DFA Short-Term Municipal Bond Portfolio	14

E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
U.S. Core Equity 1 Portfolio	—	—	$495,659	$22,492
U.S. Core Equity 2 Portfolio	—	—	958,398	29,211
U.S. Vector Equity Portfolio	—	—	411,533	53,076
DFA Real Estate Securities Portfolio	—	—	525,745	228,880
Large Cap International Portfolio	—	—	284,089	49,380
International Core Equity Portfolio	—	—	636,255	9,979
DFA International Small Cap Value Portfolio	—	—	1,966,959	773,928
Emerging Markets Core Equity Portfolio	—	—	491,310	27,621
DFA Five-Year Government Portfolio	$696,045	$660,109	—	—
DFA Five-Year Global Fixed Income Portfolio	165,891	113,957	1,871,177	1,568,936
DFA Intermediate Government Fixed Income Portfolio	411,606	20,318	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	62,220	—

F.  Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies", non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
U.S. Large Cap Value Portfolio	$6,836	$(2,814)	$(4,022)
U.S. Targeted Value Portfolio	739	(248)	(491)
U.S. Small Cap Value Portfolio	35,889	(5,259)	(30,630)
U.S. Core Equity 1 Portfolio	(22)	22	—
U.S. Core Equity 2 Portfolio	(18)	18	—
U.S. Vector Equity Portfolio	(42)	42	—
U.S. Small Cap Portfolio	8,588	(2,357)	(6,231)
U.S. Micro Cap Portfolio	18,020	(4,140)	(13,880)
DFA Real Estate Securities Portfolio	—	28,169	(28,169)
Large Cap International Portfolio	47	3,879	(3,926)
International Core Equity Portfolio	(18)	18	—

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
International Small Company Portfolio	$9,202	$(2,177)	$(7,025)
Japanese Small Company Portfolio	(7,918)	183	7,735
United Kingdom Small Company Portfolio	75	(30)	(45)
Continental Small Company Portfolio	172	(68)	(104)
DFA International Small Cap Value Portfolio	22,834	(2,746)	(20,088)
Emerging Markets Portfolio	2,569	(714)	(1,855)
Emerging Markets Small Cap Portfolio	4,839	(916)	(3,923)
Emerging Markets Core Equity Portfolio	677	(509)	(168)
DFA Five-Year Global Fixed Income Portfolio	—	(12,224)	12,224
DFA Intermediate Government Fixed Income Portfolio	—	(41)	41

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio
2005	$31,675	—	$31,675
2006	41,748	—	41,748
Enhanced U.S. Large Company Portfolio
2005	4,954	—	4,954
2006	5,651	—	5,651
U.S. Large Cap Value Portfolio
2005	34,948	—	34,948
2006	83,776	$5,642	89,418
U.S. Targeted Value Portfolio
2005	9,894	5,689	15,583
2006	7,089	10,659	17,748
U.S. Small Cap Value Portfolio
2005	121,647	284,777	406,424
2006	99,305	537,712	637,017
U.S. Core Equity 1 Portfolio
2005	—	—	—
2006	5,968	—	5,968
U.S. Core Equity 2 Portfolio
2005	—	—	—
2006	9,408	—	9,408
U.S. Vector Equity Portfolio
2006	1,296	—	1,296
U.S. Small Cap Portfolio
2005	32,449	—	32,449
2006	49,510	117,599	167,109

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Micro Cap Portfolio
2005	$63,821	$76,559	$140,380
2006	97,962	222,188	320,150
DFA Real Estate Securities Portfolio
2005	54,162	29,137	83,299
2006	59,687	48,370	108,057
Large Cap International Portfolio
2005	25,310	—	25,310
2006	40,702	—	40,702
International Core Equity Portfolio
2005	—	—	—
2006	9,763	—	9,763
International Small Company Portfolio
2005	43,366	37,025	80,391
2006	90,178	123,568	213,746
Japanese Small Company Portfolio
2005	1,062	—	1,062
2006	2,258	—	2,258
Asia Pacific Small Company Portfolio
2005	996	—	996
2006	1,662	—	1,662
United Kingdom Small Company Portfolio
2005	568	538	1,106
2006	799	888	1,687
Continental Small Company Portfolio
2005	841	1,241	2,082
2006	1,559	5,185	6,744
DFA International Small Cap Value Portfolio
2005	71,235	58,589	129,824
2006	132,360	176,381	308,741
Emerging Markets Portfolio
2005	34,905	—	34,905
2006	55,765	587	56,352
Emerging Markets Small Cap Portfolio
2005	7,916	6,395	14,311
2006	15,659	11,803	27,462

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Emerging Markets Core Equity Portfolio
2005	$702	—	—	$702
2006	9,153	$83	—	9,236
DFA One-Year Fixed Income Portfolio
2005	56,058	—	—	56,058
2006	88,029	—	—	88,029
DFA Two-Year Global Fixed Income Portfolio
2005	39,243	—	—	39,243
2006	28,485	—	—	28,485
DFA Five-Year Government Portfolio
2005	20,081	—	—	20,081
2006	34,242	—	—	34,242
DFA Five-Year Global Fixed Income Portfolio
2005	33,648	—	—	33,648
2006	54,715	—	$4,812	59,527
DFA Intermediate Government Fixed Income Portfolio
2005	18,785	1,145	—	19,930
2006	25,823	2,647	—	28,470
DFA Short-Term Municipal Bond Portfolio
2005	9,493	—	—	9,493
2006	16,050	—	—	16,050

The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Cap Value Portfolio	$2,839	$3,997	$6,836
U.S. Targeted Value Portfolio	260	479	739
U.S. Small Cap Value Portfolio	5,519	30,370	35,889
U.S. Small Cap Portfolio	2,499	6,089	8,588
U.S. Micro Cap Portfolio	4,338	13,682	18,020
Large Cap International Portfolio	48	—	48
International Small Company Portfolio	4,447	4,755	9,202
United Kingdom Small Company Portfolio	38	37	75
Continental Small Company Portfolio	92	80	172
DFA International Small Cap Value Portfolio	7,239	15,595	22,834
Emerging Markets Portfolio	1,981	587	2,568
Emerging Markets Small Cap Portfolio	1,393	3,446	4,839
Emerging Markets Core Equity Portfolio	603	83	686

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
U.S. Large Company Portfolio	$12,779	—	$(42,931)	$(30,152)
Enhanced U.S. Large Company Portfolio	1,643	$1,989	—	3,632
U.S. Large Cap Value Portfolio	22,680	126,623	—	149,303
U.S. Targeted Value Portfolio	763	11,654	—	12,417
U.S. Small Cap Value Portfolio	13,626	588,118	—	601,744
U.S. Core Equity 1 Portfolio	939	1,000	—	1,939
U.S. Core Equity 2 Portfolio	2,130	1,451	—	3,581
U.S. Vector Equity Portfolio	7,597	—	—	7,597
U.S. Small Cap Portfolio	6,647	133,603	—	140,250
U.S. Micro Cap Portfolio	9,218	320,695	—	329,913
DFA Real Estate Securities Portfolio	—	67,184	—	67,184
Large Cap International Portfolio	2,710	—	(6,873)	(4,163)
International Core Equity Portfolio	3,312	143	—	3,455
International Small Company Portfolio	59,885	129,162	—	189,047
Japanese Small Company Portfolio	798	—	(40,638)	(39,840)
Asia Pacific Small Company Portfolio	962	—	(13,729)	(12,767)
United Kingdom Small Company Portfolio	677	1,092	—	1,769
Continental Small Company Portfolio	761	1,840	—	2,601
DFA International Small Cap Value Portfolio	91,466	365,084	—	456,550
Emerging Markets Portfolio	4,713	14,299	—	19,012
Emerging Markets Small Cap Portfolio	6,572	46,692	—	53,264
Emerging Markets Core Equity Portfolio	1,998	1,585	—	3,583
DFA One-Year Fixed Income Portfolio	450	—	(5,780)	(5,330)
DFA Two-Year Global Fixed Income Portfolio	7,570	—	(216)	7,354
DFA Five-Year Government Portfolio	10,945	—	(22,270)	(11,325)
DFA Five-Year Global Fixed Income Portfolio	—	—	(33,308)	(33,308)
DFA Intermediate Government Fixed Income Portfolio	9,522	247	—	9,769
DFA Short-Term Municipal Bond Portfolio	1,911	—	(17)	1,894

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2007	2008	2009	2010	2011	2012	2013	2014	Total
U.S. Large Company Portfolio	—	—	—	—	$28,579	—	$5,485	$8,867	$42,931
Large Cap International Portfolio	—	—	—	$6,089	533	—	251	—	6,873
Japanese Small Company Portfolio	$2,827	$632	$3,508	4,453	19,912	$3,800	3,055	2,451	40,638
Asia Pacific Small Company Portfolio	566	—	906	3,164	6,171	1,151	907	864	13,729
DFA One-Year Fixed Income Portfolio	—	—	—	—	—	1,120	4,660	—	5,780
DFA Two-Year Global Fixed Income Portfolio	—	—	216	—	—	—	—	—	216
DFA Five-Year Government Portfolio	—	—	—	—	—	884	6,795	14,591	22,270
DFA Five-Year Global Fixed Income Portfolio	—	—	—	—	—	5,041	12,384	15,883	33,308
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	—	17	—	—	17

During the year ended November 30, 2006, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$2,577
Large Cap International Portfolio	12,449
International Core Equity Portfolio	21
Emerging Markets Portfolio	11,761
DFA One-Year Fixed Income Portfolio	85
DFA Two-Year Global Fixed Income Portfolio	10

For the year ended November 30, 2006, the Japanese Small Company Portfolio had capital loss carryforward expirations of $7,918 (in thousands).

Some of the Portfolios' investments and investments held by the Master Funds are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the following Portfolios had unrealized appreciation (depreciation) (mark to market) and/or realized gains on the sale of passive foreign investment companies, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income (amounts in thousands):

	Mark to Market	Realized Gains
Large Cap International Portfolio	$3,788	$4,140
International Core Equity Portfolio	367	—
International Small Company Portfolio	20,170	6,396
Japanese Small Company Portfolio	316	374
Asia Pacific Small Company Portfolio	838	340
United Kingdom Small Company Portfolio	450	17
Continental Small Company Portfolio	243	610
DFA International Small Cap Value Portfolio	54,226	12,796
Emerging Markets Portfolio	1,614	1,577
Emerging Markets Small Cap Portfolio	164	192

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
U.S. Large Company Portfolio	$2,232,813	$736,863	$(100,585)	$636,278
Enhanced U.S. Large Company Portfolio	311,663	69,971	(34,385)	35,586
U.S. Large Cap Value Portfolio	4,826,046	1,696,463	(111,394)	1,585,069
U.S. Targeted Value Portfolio	165,639	52,754	(3,008)	49,746
U.S. Small Cap Value Portfolio	6,014,909	2,909,913	(184,088)	2,725,825
U.S. Core Equity 1 Portfolio	660,249	66,812	(12,003)	54,809
U.S. Core Equity 2 Portfolio	1,243,321	117,084	(17,571)	99,513
U.S. Vector Equity Portfolio	401,687	42,798	(7,547)	35,251
U.S. Small Cap Portfolio	2,577,005	802,647	(81,471)	721,176
U.S. Micro Cap Portfolio	3,455,451	1,645,849	(275,542)	1,370,307
DFA Real Estate Securities Portfolio	2,176,205	1,188,656	(7,851)	1,180,805
Large Cap International Portfolio	1,346,305	533,413	(40,873)	492,540
International Core Equity Portfolio	840,691	112,287	(14,559)	97,728
International Small Company Portfolio	3,283,260	1,368,466	(98,907)	1,269,559
Japanese Small Company Portfolio	261,339	53,406	(145,737)	(92,331)
Asia Pacific Small Company Portfolio	79,794	52,533	(60,777)	(8,244)
United Kingdom Small Company Portfolio	17,639	32,421	(18,252)	14,169
Continental Small Company Portfolio	53,002	92,618	(55,336)	37,282
DFA International Small Cap Value Portfolio	5,880,851	2,076,498	(276,552)	1,799,946
Emerging Markets Portfolio	1,233,816	1,149,271	(37,274)	1,111,997
Emerging Markets Small Cap Portfolio	595,194	258,325	(14,268)	244,057
Emerging Markets Core Equity Portfolio	698,671	167,392	(12,775)	154,617
DFA One-Year Fixed Income Portfolio	2,419,897	14,851	(15,905)	(1,054)
DFA Two-Year Global Fixed Income Portfolio	2,384,812	50,431	(11,341)	39,090
DFA Five-Year Government Portfolio	925,990	33	(372)	(339)
DFA Five-Year Global Fixed Income Portfolio	2,360,674	62,491	(6,560)	55,931
DFA Intermediate Government Fixed Income Portfolio	849,971	15,297	(3,398)	11,899
DFA Short-Term Municipal Bond Portfolio	693,688	111	(4,213)	(4,102)

G.  Financial Instruments:

In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Portfolios may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Forward Currency Contracts: The DFA Five-Year Global Fixed Income Portfolio may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At November 30, 2006, the DFA Five-Year Global Fixed Income Portfolio had entered into the following contracts and the net unrealized foreign exchange gain/loss is reflected in the accompanying financial statements (amounts in thousands):

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain/(Loss)
12/13/06	169,817	Euro	$217,322	$225,042	$(7,720)
12/13/06	1,635,541	Japanese Yen	14,140	14,129	11
12/13/06	20,408,407	Japanese Yen	174,075	176,630	(2,555)
12/20/06	233,339	Euro	299,353	309,328	(9,975)
12/20/06	26,072,815	Japanese Yen	221,897	225,878	(3,981)
12/27/06	102,523	Australian Dollar	78,901	80,828	(1,927)
12/27/06	478,146	Denmark Krone	82,265	85,055	(2,790)
12/27/06	124,827	Euro	160,151	165,535	(5,384)
12/27/06	21,273,859	Japanese Yen	180,984	184,485	(3,501)
12/27/06	27,653	Pound Sterling	52,452	54,367	(1,915)
12/27/06	1,435,498	Swedish Krona	202,566	209,981	(7,415)
12/27/06	256,291	Swiss Franc	206,572	214,429	(7,857)
		Total	$1,890,678	$1,945,687	$(55,009)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3.  Foreign Market Risks:  Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings under this line of credit by the Portfolios were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Vector Equity Portfolio	5.68%	$648	5	$1	$1,585
DFA Real Estate Securities Portfolio	5.33%	1,236	11	2	1,768
International Small Company Portfolio	5.18%	6,410	11	10	27,371

There were no outstanding borrowings by the Portfolios under this line of credit at November 30, 2006.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings under this line of credit by the Portfolios were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Large Cap International Portfolio	5.99%	$877	2	—	$1,654
DFA International Small Cap Value Portfolio	4.78%	370	1	—	370
Emerging Markets Core Equity Portfolio	5.73%	2,904	7	$3	4,948

There were no outstanding borrowings by the Portfolios under this line of credit at November 30, 2006.

I.  Securities Lending:

As of November 30, 2006, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio held cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to each Portfolios' investment policy, the cash collateral received by the Portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.  Other:

At November 30, 2006, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio	1	58%
Enhanced U.S. Large Company Portfolio	3	69%
U.S. Large Cap Value Portfolio	3	68%
U.S. Targeted Value Portfolio	2	29%
U.S. Small Cap Value Portfolio	1	36%
U.S. Core Equity 1 Portfolio	3	82%
U.S. Core Equity 2 Portfolio	3	59%
U.S. Vector Equity Portfolio	4	85%
U.S. Small Cap Portfolio	1	21%
U.S. Micro Cap Portfolio	1	42%
DFA Real Estate Securities Portfolio	2	68%
Large Cap International Portfolio	2	66%
International Core Equity Portfolio	3	63%
International Small Company Portfolio	2	52%
Japanese Small Company Portfolio	3	53%
Asia Pacific Small Company Portfolio	2	68%
United Kingdom Small Company Portfolio	2	72%
Continental Small Company Portfolio	3	70%
DFA International Small Cap Value Portfolio	1	38%
Emerging Markets Portfolio	1	42%
Emerging Markets Small Cap Portfolio	3	64%
Emerging Markets Core Equity Portfolio	2	64%
DFA One-Year Fixed Income Portfolio	3	75%
DFA Two-Year Global Fixed Income Portfolio	2	80%
DFA Five-Year Government Portfolio	3	78%
DFA Five-Year Global Fixed Income Portfolio	3	69%
DFA Intermediate Government Fixed Income Portfolio	2	80%
DFA Short-Term Municipal Bond Portfolio	3	81%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio), U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Core Equity Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio and DFA Short-Term Municipal Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") at November 30, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodians, brokers, and the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

# DFA International Value Portfolio vs. MSCI EAFE Index (net dividends)
November 30, 1996-November 30, 2006

Growth of $10,000

DFA International Value Portfolio
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$28,380
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 35.39% | 21.43% | 11.00% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data, presented above and below, copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Malaysia	32.63%
Mexico	39.80%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data, presented above and below, copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund", does not buy individual securities directly; instead, this portfolio invests in a corresponding fund called a "Master Fund". The Master Fund, in turn, purchase stocks, bonds, and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio

DFA International Value Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 670 stocks in 22 developed-country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the International Value Portfolio over this year was 35.39%. Relative to the MSCI EAFE Index (net dividends), the better performance of the Portfolio was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by thirteen percentage points and the Portfolio allocated approximately 72% to these stocks compared to approximately 27% for the Index. The returns of local currencies relative to the U.S. dollar added approximately ten percentage points to the local performance of the Portfolio holdings.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,140.20	0.45%	$2.41
Hypothetical 5% Annual Return	$1,000.00	$1,022.81	0.45%	$2.28

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company is represented in the Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflects the investments by category or country.

Affiliated Investment Company	100.0%

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affliated Investment Company) (202,037,662 Shares, Cost $3,046,159) at Value†	$4,456,951
Receivable for Fund Shares Sold	8,937
Prepaid Expenses and Other Assets	50
Total Assets	4,465,938
LIABILITIES:
Payables:
Investment Securities Purchased	7,425
Fund Shares Redeemed	1,512
Due to Advisor	714
Accrued Expenses and Other Liabilities	228
Total Liabilities	9,879
NET ASSETS	$4,456,059
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	196,173,975
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.71
NET ASSETS CONSIST OF:
Paid-in Capital	$3,010,565
Accumulated Net Investment Income (Loss)	6,029
Accumulated Net Realized Gain (Loss) of Investment Securities	28,673
Unrealized Appreciation Depreciation of Investment Securities	1,410,792
NET ASSETS	$4,456,059
(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$119,495
Expenses
Administrative Services Fees	6,900
Accounting & Transfer Agent Fees	65
Legal Fees	55
Audit Fees	3
Filing Fees	188
Shareholders' Reports	86
Directors'/Trustees' Fees & Expenses	46
Other	20
Total Expenses	7,363
Net Investment Income (Loss)	112,132
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	73,938
Net Realized Gain (Loss) on Investment Securities Sold	(4,741)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	835,662
Net Realized and Unrealized Gain (Loss)	904,859
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,016,991

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$112,132	$56,730
Capital Gain Distributions Received from Affiliated Investment Company	73,938	55,190
Net Realized Gain (Loss) on Investment Securities Sold	(4,741)	(1,015)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	835,662	170,710
Net Increase (Decrease) in Net Assets Resulting from Operations	1,016,991	281,615
Distributions From:
Net Investment Income	(110,180)	(48,348)
Net Short-Term Gains	(6,639)	(1,280)
Net Long-Term Gains	(43,737)	—
Total Distributions	(160,556)	(49,628)
Capital Share Transactions (1):
Shares Issued	1,498,950	1,043,752
Shares Issued in Lieu of Cash Distributions	141,308	43,138
Shares Redeemed	(559,091)	(232,409)
Net Increase (Decrease) from Capital Share Transactions	1,081,167	854,481
Total Increase (Decrease) in Net Assets	1,937,602	1,086,468
Net Assets
Beginning of Period	2,518,457	1,431,989
End of Period	$4,456,059	$2,518,457
(1) Shares Issued and Redeemed:
Shares Issued	73,946	62,912
Shares Issued in Lieu of Cash Distributions	7,484	2,656
Shares Redeemed	(27,813)	(14,037)
	53,617	51,531
Accumulated Net Investment Income (Loss)	$6,029	$7,426

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  FINANCIAL HIGHLIGHTS

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$17.67	$15.73	$12.20	$9.19	$10.30
Income from Investment Operations
Net Investment Income (Loss)	0.66	(A)	0.48	0.26	0.22	0.23
Net Gains (Losses) on Securities (Realized and Unrealized)	5.37	1.89	3.58	3.02	(0.78)
Total from Investment Operations	6.03	2.37	3.84	3.24	(0.55)
Less Distributions
Net Investment Income	(0.65)	(0.42)	(0.31)	(0.23)	(0.21)
Net Realized Gains	(0.34)	(0.01)	—	—	(0.35)
Total Distributions	(0.99)	(0.43)	(0.31)	(0.23)	(0.56)
Net Asset Value, End of Period	$22.71	$17.67	$15.73	$12.20	$9.19
Total Return	35.39%	15.40%	31.86%	35.92%	(5.72)%
Net Assets, End of Period (thousands)	$4,456,059	$2,518,457	$1,431,989	$748,319	$464,313
Ratio of Expenses to Average Net Assets (D)	0.44%	0.48%	0.51%	0.52%	0.53%
Ratio of Net Investment Income to Average Net Assets	3.25%	2.86%	1.87%	2.26%	2.35%

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.
  DFA INTERNATIONAL VALUE PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which DFA International Value Portfolio (the "Portfolio") is presented in this section of the report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 60% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  The shares of the Series held by the Portfolio are valued at its respective daily net asset value.

2.  Deferred Compensation Plan:  Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $66 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio or to the Series are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to the utilization of accumulated earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$5,255	$(3,349)	$(1,906)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$49,628	—	$49,628
2006	120,187	$45,625	165,812

The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes differs from the amount above due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

Net Investment Income and Short-Term Capital Gains	Net Long-Term Capital Gains	Total
$3,367	$1,888	$5,255

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$6,725	$65,023	$71,748

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had no capital loss carryforwards to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,083,138	$1,410,791	$(36,978)	$1,373,813

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the current overnight Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

At November 30, 2006, one shareholder held approximately 35% of the outstanding shares of the Portfolio. The shareholder may be an omnibus account, which typically holds shares for the benefit of several other underlying investors.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The U.S. Large Company Series vs. S&P 500 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Company Series
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,608

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 14.25% | 6.05% | 8.01% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The Enhanced U.S. Large Company Series vs. S&P 500 Index

## November 30, 1996-November 30, 2006

Growth of $10,000
DFA Enhanced US Large Company Series
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,588

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 13.69% | 6.08% | 8.00% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The U.S. Large Cap Value Series vs. Russell 1000 Value Index
November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Large Cap Value Series
Russell 1000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$30,424
$27,408

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 18.16% | 12.63% | 11.77% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The U.S. Targeted Value Series vs. Russell 2000 Value Index
February 6, 1998-November 30, 2006

Growth of $10,000

DFA US Targeted Value Series
Russell 2000 Value Index
$30,000
$20,000
$10,000
$0
$28,978
$25,950
02/98
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 2/6/1998 |
|---|---|---|---|
| | 19.85% | 19.59% | 12.83% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The U.S. Small Cap Value Series vs. Russell 2000 Value Index

November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Small Cap Value Series
Russell 2000 Value Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$45,254
$35,594
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 20.63% | 20.56% | 16.30% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The U.S. Small Cap Series vs. Russell 2000 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Small Cap Series
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$31,624
$25,199

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 15.90% | 13.98% | 12.20% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The U.S. Micro Cap Series vs. Russell 2000 Index

November 28, 1997-November 30, 2006

Growth of $10,000

DFA US Micro Cap Series
Russell 2000 Index
$30,000
$20,000
$10,000
$0
11/97
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$28,948
$20,416

| Average Annual Total Return | One Year | Five Years | From 11/28/1997 |
|---|---|---|---|
| | 15.00% | 16.77% | 12.53% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The DFA International Value Series vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Value Series
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$29,039
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 35.73% | 21.69% | 11.25% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

## The Japanese Small Company Series vs.
## MSCI Japan Small Cap Index (net dividends), MSCI Japan Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Japanese Small Company Series
MSCI Japan Small Cap Index (net dividends)
MSCI Japan Small Cap Index (price-only)
$20,000
$10,000
$0
$10,310
$8,824
$8,498
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | -2.28% | 17.72% | 0.30% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

## The Asia Pacific Small Company Series vs.
## MSCI Pacific ex Japan Small Cap Index (net dividends), MSCI Pacific ex Japan Small Cap Index (price-only)
## November 30, 1996-November 30, 2006

Growth of $10,000
DFA Asia Pacific Small Company Series
MSCI Pacific ex Japan Small Cap Index (net dividends)
MSCI Pacific ex Japan Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
$23,471
$21,197
$14,436
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 38.26% | 26.98% | 7.80% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## The United Kingdom Small Company Series vs.
## MSCI UK Small Cap Index (net dividends), MSCI UK Small Cap Index (price-only)
### November 30, 1996-November 30, 2006

Growth of $10,000
DFA United Kingdom Small Company Series
MSCI UK Small Cap Index (net dividends)
MSCI UK Small Cap Index (price-only)
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$33,747
$33,591
$26,527

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 44.80% | 23.93% | 12.93% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## The Continental Small Company Series vs.
## MSCI Europe ex UK Small Cap Index (net dividends), MSCI Europe ex UK Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000

DFA Continental Small Company Series
MSCI Europe ex UK Small Cap Index (net dividends)
MSCI Europe ex UK Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$46,423
$39,833
$30,616

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 47.10% | 30.14% | 16.60% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

## The Emerging Markets Series vs.
## MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
November 30, 1996-November 30, 2006

Growth of $10,000

DFA Emerging Markets Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$30,000
$20,000
$10,000
$0
$27,648
$26,483
$23,493
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 31.87% | 27.17% | 10.23% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## The Emerging Markets Small Cap Series vs.
## MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
### December 2, 1996-November 30, 2006

Growth of $10,000
DFA Emerging Markets Small Cap Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$40,000
$30,000
$20,000
$10,000
$0
$32,270
$26,688
$23,458
12/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 12/2/1996 |
|---|---|---|---|
| | 40.55% | 32.04% | 12.32% |

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## The DFA One-Year Fixed Income Series vs.
## Merrill Lynch Six-Month US Treasury Bill Index, Merrill Lynch One-Year US Treasury Note Index
### November 30, 1996-November 30, 2006

Growth of $10,000
DFA One-Year Fixed Income Series
Merrill Lynch Six-Month US Treasury Bill Index
Merrill Lynch One-Year US Treasury Note Index
$20,000
$10,000
$0
$15,254
$15,188
$14,792
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.72% | 2.75% | 4.31% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The DFA Two-Year Global Fixed Income Series vs. Merrill Lynch US Government/Corporate Index 1-3 Years
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Two-Year Global Fixed Income Series
Merrill Lynch US Government/Corporate Index 1-3 Years
$20,000
$10,000
$0
$16,195
$15,519
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.52% | 2.92% | 4.49% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006 — the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

Domestic Equity Portfolios' Performance Overview

The U.S. Large Company Series

The U.S. Large Company Series seeks to produce returns similar to those of the S&P 500 Index® by purchasing S&P 500 Index® stocks in approximately the same proportions as they are represented in the S&P 500 Index®. The Series was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Series' assets. For the year ended November 30, 2006, total returns were 14.25% for The U.S. Large Company Series, and 14.23% for the S&P 500 Index®. The securities in the Series closely tracked the investment results of the S&P 500 Index®.

The Enhanced U.S. Large Company Series

The Enhanced U.S. Large Company Series seeks to achieve a total return that exceeds the total return performance of the S&P 500 Index® by using an "enhanced cash" strategy. This strategy combines investment in high grade, short-term fixed income instruments with an overlay of S&P 500 Index® futures contracts or swaps. For the year ended November 30, 2006, more than 96% of the overlay instruments consisted of S&P 500 Index® futures contracts with one swap contract making up the remainder. The behavior of S&P 500 Index® futures contracts is determined principally by the performance of the S&P 500 Index®. For the year ended November 30, 2006, total return was 13.69% for The Enhanced U.S. Large Company Series, and 14.23% for the S&P 500 Index®. Relative to the S&P 500 Index®, underperformance was mostly due to returns of the fixed income securities as well as differences in costs between the Series and the Index, the returns of which are not diminished by management and administrative expenses. An important component of the pricing of futures contracts is the short-term interest rate imbedded in the contracts. To the extent the fixed income assets in the Series underperform the returns associated with the short-term interest rate imbedded in the futures contracts, the investment results of the Series as a whole will generally underperform the S&P 500 Index®. For the year ending November 30, 2006, the average duration of fixed income securities in the Series exceeded the estimated average duration of those imbedded in the futures contracts which contributed to the Series' underperformance.

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Series held more than 210 stocks as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 20.28% for the Russell 1000 Value Index® and 18.16% for The U.S. Large Cap Value Series. Relative to the Russell 1000 Value Index®, underperformance of the Series was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio. The Series underperformed the Index by approximately 4 percentage points in July 2006, the month following the Russell 1000 Value Index® reconstitution. Stocks falling in the top decile when ranked by book-to-market ratio which includes the Series' buy range underperformed other stocks in the Russell 1000 Value Index® outside the buy range. The lack of REIT securities in the Series also contributed to lower performance.

The U.S. Targeted Value Series

During the year ended November 30, 2006, The U.S. Targeted Value Series (formerly The U.S. Small XM Value Series) sought to capture the returns of U.S. small and mid-capitalization value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small cap value stocks, but does not attempt to track closely a specific equity index. During the year ended November 30, 2006, the Series refrained from purchasing the very smallest stocks falling in the bottom 2.5% of the U.S. total market capitalization. As of November 30, 2006, the Series held more than 500 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 19.85% for The U.S. Targeted Value Series. Relative to the Russell 2000 Value Index®, underperformance of the Series was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately 7 percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

Effective December 12, 2006, the Series changed its investment strategy to seek to provide consistent exposure to small and mid-cap value stocks.

Note: The U.S. Small XM Value Series was renamed The U.S. Targeted Value Series, effective December 12, 2006.

The U.S. Small Cap Value Series

The U.S. Small Cap Value Series seeks to capture the returns of U.S. small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held about 1,300 stocks and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 20.63% for the U.S. Small Cap Value Series. Relative to the Russell 2000 Value Index, underperformance of the Series was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately 7 percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

The U.S. Small Cap Series

The U.S. Small Cap Series seeks to capture the returns of U.S. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held about 2,960 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006 , small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. For the year ended November 30, 2006, total returns were 17.43% for the Russell 2000 Index® and 15.90% for The U.S. Small Cap Series. Relative to the Russell 2000 Index®, the underperformance of the Series was primarily due to lower exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised 7.6% of the Index) and the unsually large positive returns of the Index during its reconstitution in June 2006.

The U.S. Micro Cap Series

The U.S. Micro Cap Series seeks to capture the returns of very small U.S. company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held about 2,440 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the its diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 17.43% for the Russell 2000 Index®, and 15.00% for The U.S. Micro Cap Series. Relative to the Russell 2000 Index®, the underperformance of the Series was partially attributed to greater exposure to the smallest capitalization stocks. Stocks falling in the bottom 5% of the US equity universe when ranked by market capitalization underperformed the Russell 2000 Index®, and average weight allocated to this range was 98% for the Series compared to 43% for the Index. Underperformance of the Series was also attributable to lower exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised 7.6% of the Index) and the unusually large positive returns of the Index during its 2006 reconstitution.

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%
Mexico	39.80%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Series held approximately 670 stocks in 22 developed-country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Series' diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the The DFA International Value Series over this year was 35.73%. Relative to the MSCI EAFE Index (net dividends), the better performance of the Series was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by 13 percentage points and the Series allocated approximately 72% to these stocks compared to approximately 27% for the Index. The returns of local currencies relative to the U.S. dollar added approximately 10 percentage points to the local performance of the Series holdings.

The Japanese Small Company Series

The Japanese Small Company Series seeks to capture the returns of Japanese small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 1,250 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006 Japanese small company stocks trailed Japanese large company stocks. Total returns were 12.56% for the large company MSCI Japan Index (net dividends), -5.34% for the MSCI Japan Small Cap Index (net dividends), -6.27 for the MSCI Japan Small Cap Index (price only) and -2.28% for The Japanese Small Company Series. The MSCI Japan Small Cap Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Japan Small Cap Index (price only) for performance comparison purposes until the MSCI JapanSmall Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Japan Small Company Index (net dividends), superior performance of the Series was primarily due to greater exposure to small company stocks with market capitalizations below $1.5 billion. Stocks above $1.5 billion underperformed the Index by approximately 10 percentage points. Stocks under $1.5 billion comprised approximately 98% of the Series compared to approximately 24% for the Index. The Series benefited from a 3.5% appreciation in the Yen relative to the US dollar.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 1,050 stocks, and assets were allocated among four countries: Australia, Hong Kong, Singapore, and New Zealand (approximately 58%, 29%, 10%, and 3% respectively),. Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor, subject to a weight cap for each country.The allocations do not represent a forecast of future performance and are subject to change by the Advisor. The Series was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, Asia Pacific small company stocks outperformed large company stocks. Total returns were 29.20% for the MSCI Pacific Rim ex-Japan Large Company Index (net dividends), 36.27% for the MSCI Pacific Rim ex-Japan Small Cap Index (net dividends), 32.31% MSCI Pacific Rim ex-Japan Small Cap Index (price only), and 38.26% for The Asia Pacific Small Company Series. The MSCI Pacific Rim ex-Japan Small Cap Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Pacific Rim ex-Japan Small Cap Index (price only) for performance comparison purposes until the MSCI Pacific Rim ex-Japan Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Pacific Rim ex-Japan Small Company Index (net dividends), Series outperformance was primarily due to greater exposure to small company stocks with market capitalization under $1.5 billion, which outperformed the Index by approximately 5 percentage points. Stocks under $1.5 billion represented approximately 97% of the Series compared to approximately 71% for the Index. The Series also benefited from local currency appreciation of 4.5% relative to the U.S. dollar.

The United Kingdom Small Company Series

The United Kingdom Small Company Series seeks to capture the returns of U.K. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 540 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, U.K. small company stocks outperformed U.K. large company stocks. Total returns were 31.04%

for the MSCI United Kingdom Large Company Index (net dividends), 42.15% for the MSCI U.K. Small Cap Index (net dividends), 39.04% for the MSCI U.K. Small Cap Index (price only) and 44.80% for The United Kingdom Small Company Series. The MSCI U.K. Small Cap Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI U.K. Small Cap Index (price only) for performance comparison purposes until the MSCI U.K. Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI U.K. Small Company Index, outperformance of the Series was primarily due to greater exposure to small company stocks with market capitalization under $1.5 billion, which outperformed stocks in the Index of the same size by approximately 3 percentage points. Stocks under $1.5 billion represented 68% of the Series compared to 66% for the Index. Stocks in the Series above $1.5 billion also outperformed stocks of the same size in the Index by approximately 2.5 percentage points. The Series was aided by a 13.5% currency appreciation of the British pound relative to the U.S. dollar.

The Continental Small Company Series

The Continental Small Company Series seeks to capture the returns of small company stocks in developed markets of continental Europe, excluding the U.K. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 1,470 stocks in 15 countries. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks constructed by the Advisor. Country allocations do not represent a forecast of future performance and are subject to change by the Advisor. The Series was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, European small company stocks outperformed large company stocks. Total returns were 35.82% for the MSCI Europe ex-United Kingdom Large Company Index (net dividends), 47.35% for the MSCI Small Cap Europe ex-U.K Index (net dividends), 45.20% for the MSCI Small Cap Europe ex-U.K Index (price-only), and 47.10% for The Continental Small Company Series. The MSCI Small Cap Europe ex-U.K. Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Small Cap Europe ex-U.K. Index (price only) for performance comparison purposes until the MSCI Small Cap Europe ex-U.K. Index (net dividends) has at least ten years of data to report. The underperformance of the Series relative to the MSCI Small Cap Europe ex-UK Index was primarily due to differences in fees and expenses between the Series and the Index. Results for the MSCI Small Cap Index Europe ex-UK Index are not diminished by management and administrative expenses associated with running a live portfolio. Denmark was the best performing country in the Series with a 66% return and an allocation of approximately 4% of the Series while Switzerland, which represented the largest country allocation at approximately 16% of the Series, returned 53%. The basket of currencies represented by the stocks in the portfolio appreciated approximately 12% relative to the US dollar.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large company stocks in selected emerging markets. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 575 stocks in 17 countries. The Series was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Series; diversified approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets outperformed developed country stocks. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), and

31.87% for The Emerging Markets Series. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Series was primarily due to a lack of exposure to China and Russia, which returned approximately 65% and 58% respectively and represented about 17% of the Index and fees and expenses in the Series but not in the Index. The Series' performance lag was partially offset by its higher allocation to India and Mexico compared to the Index as well as local currency appreciation of 2% relative to the U.S. dollar. The drag in performace due to withholding taxes should also be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series seeks to capture the returns of small company stocks in selected emerging markets. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 2,000 stocks in
16 countries. The Series essentially was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets small company stocks outperformed developed country stocks and core emerging markets strategies. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), and 40.55% for The Emerging Markets Small Cap Series. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), outperformance of the Series was primarily due to greater exposure to stocks with market capitalizations below $1.5 billion, which outperformed the Index by approximately 10 percentage points. The average weight allocated to stocks in this range was 79% for the Series compared to 6% for the Index. The Series also benefited from local currency appreciation of 2% relative to the U.S. dollar. The drag in performace due to withholding taxes should also be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

Fixed Income Market Review  Year Ended November 30, 2006

For the year ended November 30, 2006, short-term interest rates rose while longer-term rates fell slightly. The Federal Reserve paused its credit tightening cycle after raising the target rate for federal funds five times over the last twelve months from 4.00% to 5.25% by November 30, 2006. The three-month London Interbank Offered Rate ("LIBOR"), a widely-used benchmark of short-term interest rates, rose 95 basis points during the year ended November 30, 2006, while the yield on 10-year U.S. Treasury notes fell four basis points. The yield curve flattened and inverted during the year under review with yields on short term instruments exceeding yields on intermediate and long-term instruments.

	11/30/05	11/30/06	Change
Three-month LIBOR	4.42%	5.37%	21.5%
10-Year U.S. Treasury note yield	4.48%	4.46%	–0.4%

Source: LIBOR data provided by the British Bankers' Assocation. U.S. Treasury note data provided by Bloomberg.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. As a result, total return for fixed income strategies was primarily a function of maturity. The pattern of returns was "u-shaped", with lower returns for five-year instruments than for three month or longer-term instruments. For the year ended November 30, 2006, total returns were 4.75% for three-month U.S. Treasury bills, 3.90% for five-year U.S. Treasury notes and 5.20% for 30-year U.S. government bonds.

Source: Lehman Brothers data provided by Lehman Brothers Inc.

The Advisor's fixed income approach is based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios were shortened, reflecting flattening yield curves in the U.S.

The DFA One-Year Fixed Income Series

The DFA One-Year Fixed Income Series seeks to maximize risk-adjusted total returns from a universe of high quality fixed-income securities with an average maturity of one year or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented.

The Series was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets. The average maturity of the Series shortened significantly during the year under review, from approximately 304 days on November 30, 2005, to 36 days, on November 30, 2006. For the year ended November 30, 2006, total returns were 4.72% for The DFA One-Year Fixed Income Series, 4.73% for the Merrill Lynch Three-Month U.S. Treasury Bill Index, 4.71% for the for the Six-Month US Treasury Index and 4.43% for the One-Year US Treasury Index. The Series outperformed the Merrill Lynch One-Year US Treasury Index and the Six-Month US Treasury Index. Return differences were also attributable to maturity differences between the Series and each one of the indices.

The DFA Two-Year Global Fixed Income Series

The DFA Two-Year Global Fixed Income Series seeks to maximize risk-adjusted total returns from a universe of U.S. government securities, high quality corporate securities, and currency-hedged global fixed income instruments, maturing in two years or less. Eligible countries include but are not limited to the United States, Canada, the United Kingdom, Germany, Switzerland, Japan, France, Australia, the Netherlands, Sweden and Denmark. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk adjusted expected returns. Maturities are shifted if premiums can be documented.

The average maturity of the Series was shortened slightly from 1.04 years on November 30, 2005 to 0.90 years on November 30, 2006. The Series was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets. For the year ended November 30, 2006, total returns were 4.52% for The DFA Two-Year Global Fixed Income Series and 4.60% for the Merrill Lynch 1-3 Year Government/Corporate Index. Relative to the Merrill Lynch 1-3 Year Government/Corporate Index, underperformance of the Series was primarily due to to differences in fees and expenses. Results for the Merrill Lynch 1-3 Year Government/Corporate Index are not diminished by management and administrative expenses associated with running a live portfolio. Return differences were also attributable to the Series' global allocation, which changed significantly during the year as the Series lowered its U.S. and Canada allocation to take advantage of positive expected return premiums in Yen and Euro-denominated yield curves.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES

The U.S. Large Company Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,113.30	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25
The Enhanced U.S. Large Company Series
Actual Fund Return	$1,000.00	$1,112.30	0.08%	$0.42
Hypothetical 5% Annual Return	$1,000.00	$1,024.67	0.08%	$0.41
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,100.10	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61

The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,094.30	0.13%	$0.68
Hypothetical 5% Annual Return	$1,000.00	$1,024.42	0.13%	$0.66
The U.S. Small Cap Value Series
Actual Fund Return	$1,000.00	$1,080.70	0.22%	$1.15
Hypothetical 5% Annual Return	$1,000.00	$1,023.97	0.22%	$1.12
The U.S. Small Cap Series
Actual Fund Return	$1,000.00	$1,075.00	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25
The U.S. Micro Cap Series
Actual Fund Return	$1,000.00	$1,068.90	0.12%	$0.62
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,141.90	0.23%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$904.30	0.14%	$0.67
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,198.90	0.16%	$0.88
Hypothetical 5% Annual Return	$1,000.00	$1,024.27	0.16%	$0.81
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,212.80	0.13%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.42	0.13%	$0.66
The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,144.60	0.14%	$0.75
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,200.00	0.19%	$1.05
Hypothetical 5% Annual Return	$1,000.00	$1,024.12	0.19%	$0.96
The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,205.50	0.32%	$1.77
Hypothetical 5% Annual Return	$1,000.00	$1,023.46	0.32%	$1.62
The DFA One-Year Fixed Income Series
Actual Fund Return	$1,000.00	$1,026.10	0.07%	$0.36
Hypothetical 5% Annual Return	$1,000.00	$1,024.72	0.07%	$0.36
The DFA Two-Year Global Fixed Income Series
Actual Fund Return	$1,000.00	$1,026.10	0.08%	$0.41
Hypothetical 5% Annual Return	$1,000.00	$1,024.67	0.08%	$0.41

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
The U.S. Large Company Series	10.4%	9.2%	10.1%	20.6%	11.9%	10.9%	15.8%	3.0%	1.2%	3.4%	3.5%	0.0%	100.0%
The U.S. Large Cap Value Series	24.2%	5.0%	9.0%	31.5%	1.8%	12.8%	5.4%	4.0%	0.0%	6.2%	0.0%	0.1%	100.0%
The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)	19.2%	5.4%	7.6%	23.4%	4.4%	16.0%	14.4%	7.8%	0.2%	0.7%	0.9%	0.0%	100.0%
The U.S. Small Cap Value Series	21.1%	3.8%	6.0%	19.3%	4.5%	19.2%	15.0%	8.6%	0.8%	1.3%	0.4%	0.0%	100.0%
The U.S. Small Cap Series	17.2%	3.6%	5.7%	14.9%	14.4%	15.1%	19.8%	5.1%	0.2%	1.2%	2.8%	0.0%	100.0%
The U.S. Micro Cap Series	15.3%	3.5%	4.4%	15.8%	16.3%	15.5%	21.7%	4.2%	0.0%	1.4%	1.8%	0.1%	100.0%
The DFA International Value Series	15.8%	3.8%	2.3%	43.9%	0.7%	8.2%	2.2%	11.0%	0.2%	6.5%	4.5%	0.9%	100.0%
The Japanese Small Company Series	22.2%	9.9%	1.1%	9.3%	3.6%	28.5%	13.3%	11.0%	0.0%	0.2%	0.7%	0.2%	100.0%
The Asia Pacific Small Company Series	21.3%	4.9%	5.9%	14.7%	6.4%	20.2%	6.1%	16.2%	0.5%	1.1%	2.5%	0.2%	100.0%
The United Kingdom Small Company Series	19.3%	4.2%	7.0%	19.5%	2.7%	32.0%	10.0%	3.4%	0.0%	0.8%	1.1%	0.0%	100.0%
The Continental Small Company Series	16.3%	6.4%	3.4%	16.5%	8.5%	26.0%	10.6%	8.7%	0.4%	0.6%	2.2%	0.4%	100.0%
The Emerging Markets Series	6.5%	9.4%	4.4%	21.8%	2.9%	7.7%	12.6%	15.4%	0.0%	15.0%	4.1%	0.2%	100.0%
The Emerging Small Cap Series	18.0%	10.8%	1.4%	11.9%	4.0%	17.7%	9.2%	19.1%	0.1%	2.5%	2.5%	2.8%	100.0%

FIXED INCOME PORTFOLIOS

	Corporate	Government	Foreign Corporate	Foreign Government	Supranational	Total
The Enhanced U.S. Large Company Series	29.8%	5.6%	22.5%	34.0%	8.1%	100.0%
The DFA One-Year Fixed Income Series	38.8%	9.7%	35.4%	16.1%	0.0%	100.0%
The DFA Two-Year Global Fixed Income Series	17.3%	6.9%	26.0%	41.0%	8.8%	100.0%

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.7%)
Consumer Discretionary — (8.7%)
* Comcast Corp. Class A	811,700	$32,841,382	0.7%
# Disney (Walt) Co.	810,700	26,793,635	0.5%
Home Depot, Inc.	800,500	30,394,985	0.6%
Time Warner, Inc.	1,577,400	31,768,836	0.6%
Other Securities		384,290,330	7.8%
Total Consumer Discretionary		506,089,168	10.2%
Consumer Staples — (7.7%)
Altria Group, Inc.	812,000	68,378,520	1.4%
# Coca-Cola Co.	790,400	37,014,432	0.7%
PepsiCo, Inc.	639,400	39,623,618	0.8%
Procter & Gamble Co.	1,231,500	77,325,885	1.6%
Wal-Mart Stores, Inc.	954,000	43,979,400	0.9%
Other Securities		181,967,255	3.6%
Total Consumer Staples		448,289,110	9.0%
Energy — (8.5%)
Chevron Corp.	852,500	61,652,800	1.2%
ConocoPhillips	639,100	43,011,430	0.9%
Exxon Mobil Corp.	2,305,800	177,108,498	3.6%
# Schlumberger, Ltd.	459,200	31,446,016	0.6%
Other Securities		180,595,535	3.7%
Total Energy		493,814,279	10.0%
Financials — (17.2%)
# American Express Co.	471,200	27,668,864	0.6%
American International Group, Inc.	1,007,900	70,875,528	1.4%
# Bank of America Corp.	1,755,400	94,528,290	1.9%
# Citigroup, Inc.	1,917,500	95,088,825	1.9%
# JPMorgan Chase & Co.	1,346,400	62,311,392	1.3%
# Merrill Lynch & Co., Inc.	343,800	30,058,434	0.6%
Morgan Stanley	415,800	31,667,328	0.6%
# The Goldman Sachs Group, Inc.	167,400	32,609,520	0.7%
# Wachovia Corp.	742,476	40,234,774	0.8%
# Wells Fargo & Co.	1,306,000	46,023,440	0.9%
Other Securities		472,510,466	9.6%
Total Financials		1,003,576,861	20.3%
Health Care — (10.0%)
Abbott Laboratories	592,600	27,650,716	0.6%
*# Amgen, Inc.	454,000	32,234,000	0.7%
# Johnson & Johnson	1,134,500	74,774,895	1.5%
Medtronic, Inc.	445,800	23,239,554	0.5%
Merck & Co., Inc.	844,000	37,566,440	0.8%
# Pfizer, Inc.	2,828,000	77,741,720	1.6%
UnitedHealth Group, Inc.	522,400	25,639,392	0.5%
Wyeth	521,900	25,197,332	0.5%
Other Securities		257,257,277	5.0%
Total Health Care		581,301,326	11.7%
Industrials — (9.1%)
# 3M Co.	292,100	23,794,466	0.5%
# Boeing Co.	308,300	27,293,799	0.5%
# General Electric Co.	4,004,000	141,261,120	2.8%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Tyco International, Ltd.	781,400	$23,668,606	0.5%
United Parcel Service, Inc.	419,300	32,671,856	0.7%
United Technologies Corp.	392,300	25,315,119	0.5%
Other Securities		258,389,785	5.2%
Total Industrials		532,394,751	10.7%
Information Technology — (13.2%)
* Apple Computer, Inc.	329,900	30,245,232	0.6%
*# Cisco Sytems, Inc.	2,367,700	63,643,776	1.3%
*# Dell, Inc.	881,100	24,001,164	0.5%
*# Google, Inc.	82,600	40,054,392	0.8%
Hewlett-Packard Co.	1,062,300	41,918,358	0.8%
# Intel Corp.	2,237,100	47,762,085	1.0%
# International Business Machines Corp.	590,300	54,260,376	1.1%
# Microsoft Corp.	3,350,000	98,255,500	2.0%
*# Oracle Corp.	1,564,400	29,770,532	0.6%
# Qualcomm, Inc.	640,700	23,443,213	0.5%
Other Securities		314,044,355	6.3%
Total Information Technology		767,398,983	15.5%
Materials — (2.5%)
Total Materials		146,652,217	3.0%
Real Estate Investment Trusts — (1.0%)
Total Real Estate Investment Trusts		59,021,412	1.2%
Telecommunication Services — (2.9%)
# AT&T, Inc.	1,506,500	51,085,415	1.0%
# BellSouth Corp.	704,300	31,404,737	0.6%
# Verizon Communications, Inc.	1,124,300	39,283,042	0.8%
Other Securities		45,142,174	1.0%
Total Telecommunication Services		166,915,368	3.4%
Utilities — (2.9%)
Total Utilities		170,831,941	3.4%
TOTAL COMMON STOCKS		4,876,285,416	98.4%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $973,173,393 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA, rates ranging from 5.215%(r) to 6.875%(r), maturities ranging from 02/01/35 to 12/01/44, valued at $812,761,464) to be repurchased at $789,204,971	$789,089	789,088,800	16.0%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $104,025,000 FHLB Bonds 4.000%, 04/25/07 & 5.125%, 11/28/08, valued at $103,879,087) to be repurchased at $99,826,549	99,812	99,811,854	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $77,790,000 FNMA 5.50%, 02/01/35, valued at $61,778,342) to be repurchased at $60,873,775	60,865	60,865,000	1.2%
TOTAL TEMPORARY CASH INVESTMENTS		949,765,654	19.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,216,671,925)		$5,826,051,070	117.6%

See accompanying Notes to Financial Statements.

THE ENHANCED U.S. LARGE COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount^	Value†
	(000)
AUSTRIA — (2.6%)
BONDS — (2.6%)
Oesterreichische Kontrollbank AG (f) 2.000%, 11/26/07	2,000	$1,665,444
(f) 1.500%, 03/27/08	9,000	7,442,754
TOTAL — AUSTRIA		9,108,198
BELGIUM — (2.7%)
BONDS — (2.7%)
Belgium, Kingdom of 5.750%, 03/28/08	7,000	9,508,594
CANADA — (1.9%)
BONDS — (1.9%)
Canadian Government (e) 4.875%, 07/07/08	5,000	6,738,885
DENMARK — (2.6%)
BONDS — (2.6%)
Denmark, Kingdom of 7.000%, 11/15/07	50,000	9,145,059
FRANCE — (7.0%)
BONDS — (7.0%)
Caisse Nationale D'Autoroutes (f) 3.375%, 02/27/08	5,000	4,230,657
ERAP 3.375%, 04/25/08	4,000	5,275,165
French Treasury Note 3.500%, 01/12/08	7,500	9,911,633
Total Capital SA 3.500%, 01/28/08	3,750	4,946,018
TOTAL — FRANCE		24,363,473
GERMANY — (11.5%)
BONDS — (11.5%)
Bundesschatzanweisungen 2.750%, 12/14/07	5,500	7,215,431
Kreditanstalt Fuer Wiederaufbau 3.000%, 11/15/07	7,500	9,860,053
Landesbank Hessen-Thuringen Girozentrale (g) 5.125%, 12/07/07	2,200	4,316,639
Landeskreditbank Baden- Wuerttemberg Foerderbank 3.000%, 07/04/08	7,000	9,162,316
Landwirtschaftliche Rentenbank (j) 0.650%, 09/30/08	1,130,000	9,742,502
TOTAL — GERMANY		40,296,941
NETHERLANDS — (5.3%)
BONDS — (5.3%)
Bank Nederlandse Gemeenten (j) 0.800%, 09/22/08	800,000	6,917,735
Netherlands, Government of 2.500%, 01/15/08	1,000	1,307,552

	Face Amount^	Value†
	(000)
Rabobank Nederland NV 3.625%, 01/22/08	7,800	$10,323,738
TOTAL — NETHERLANDS		18,549,025
SPAIN — (0.4%)
BONDS — (0.4%)
Instituto de Credito Oficial 2.500%, 07/30/07	1,000	1,314,088
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (8.1%)
BONDS — (8.1%)
Eurofima (s) 5.625%, 02/05/08	20,000	2,984,410
European Investment Bank (e) 2.625%, 10/15/07	6,300	8,268,878
Inter-American Development Bank (f) 3.000%, 10/22/07	10,000	8,406,150
World Bank (International Bank for Reconstruction & Development) (j) 2.000%, 02/18/08	1,000,000	8,766,429
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		28,425,867
SWEDEN — (3.0%)
BONDS — (3.0%)
Swedish Government 6.500%, 05/05/08	68,000	10,338,502
UNITED KINGDOM — (7.2%)
BONDS — (7.2%)
Bank of England Euro Note (e) 2.500%, 01/28/08	7,000	9,145,240
HBOS Treasury Services P.L.C. (e) 3.750%, 01/23/08	7,000	9,258,357
MBNA Europe Funding P.L.C. (e) 3.000%, 02/07/08	5,000	6,559,529
TOTAL — UNITED KINGDOM		24,963,126
UNITED STATES — (47.2%)
AGENCY OBLIGATIONS — (5.6%)
Federal Home Loan Mortgage Corporation (e) 3.500%, 02/15/08	2,000	2,639,155
Federal National Mortgage Association Agency Discount 5.150%, 12/11/06	17,000	16,975,537
TOTAL AGENCY OBLIGATIONS		19,614,692
BONDS — (10.2%)
Citigroup, Inc. (e) 4.625%, 11/14/07	6,500	8,668,899
General Electric Capital Corp. (j) 0.550%, 10/14/08	1,000,000	8,585,227
Pfizer, Inc. (j) 0.800%, 03/18/08	1,100,000	9,499,218

THE ENHANCED U.S. LARGE COMPANY SERIES

CONTINUED

	Face Amount^	Value†
	(000)
Toyota Motor Credit Corp. (f) 2.000%, 11/13/07	2,000	$1,666,070
(j) 0.750%, 06/09/08	830,000	7,168,524
TOTAL BONDS		35,587,938
COMMERCIAL PAPER — (31.4%)
Barton Capital Corp. 5.300%, 12/01/06	9,000	9,000,000
BASF AG 5.230%, 01/16/07	5,000	4,966,401
Beta Finance Corp. 5.235%, 01/23/07	1,700	1,686,748
Ciesco L.P. 5.260%, 01/11/07	9,000	8,945,706
Dexia Delaware LLC 5.225%, 12/06/06	6,400	6,395,333
Govco, Inc. 5.300%, 12/01/06	5,000	5,000,000
HBOS Treasury Services P.L.C. 5.240%, 01/16/07	500	496,640
Ixis Commercial Paper 5.250%, 12/19/06	8,000	7,979,040
MetLife Funding, Inc. 5.220%, 12/05/06	5,900	5,896,558
5.240%, 01/17/07	3,200	3,178,037
New Center Asset Trust 5.250%, 12/05/06	9,000	8,994,690

	Face Amount^	Value†
	(000)
Paccar Financial Corp. 5.240%, 12/14/06	7,900	$7,885,043
Sheffield Receivables Corp. 5.300%, 12/01/06	9,000	9,000,000
Societe Generale North America 5.260%, 01/08/07	2,978	2,961,494
Swedish Housing Finance Corp. 5.240%, 02/06/07	7,000	6,931,735
UBS Finance Delaware, Inc. 5.235%, 12/04/06	9,000	8,996,062
US Central Credit Union 5.235%, 12/12/06	7,700	7,687,660
Windmill Funding Corp. 5.245%, 01/03/07	3,550	3,532,746
TOTAL COMMERCIAL PAPER		109,533,893
TOTAL — UNITED STATES		164,736,523
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,841,000 FHLMC 5.82%, 06/01/36, valued at $1,788,542) to be repurchased at $1,762,254	1,762	1,762,000
TOTAL INVESTMENTS — (100.0%) (Cost $339,250,125)		$349,250,281

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
CBS Corp. Class B	5,526,406	$164,410,578	1.9%
Clear Channel Communications, Inc.	1,942,666	68,304,137	0.8%
#* Comcast Corp. Class A	7,694,495	311,319,268	3.5%
Federated Department Stores, Inc.	1,514,630	63,750,777	0.7%
# Ford Motor Co.	9,707,400	78,921,162	0.9%
# General Motors Corp.	4,355,200	127,302,496	1.4%
#* IAC/InterActiveCorp	2,076,951	75,787,942	0.9%
* Liberty Media Holding Corp. Capital Class A	960,679	84,462,898	1.0%
* Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188	1.0%
# Time Warner, Inc.	18,098,380	364,501,373	4.1%
# Tribune Co.	1,892,955	60,195,969	0.7%
#* Viacom, Inc. Class B	3,132,050	117,483,195	1.3%
Other Securities		525,648,272	5.9%
Total Consumer Discretionary		2,133,622,255	24.1%
Consumer Staples — (4.2%)
Archer-Daniels-Midland Co.	2,298,560	80,679,456	0.9%
# Coca-Cola Enterprises, Inc.	3,591,772	73,451,737	0.8%
# Kraft Foods, Inc.	3,003,000	105,255,150	1.2%
Other Securities		178,259,423	2.0%
Total Consumer Staples		437,645,766	4.9%
Energy — (7.6%)
Anadarko Petroleum Corp.	3,531,056	174,292,924	2.0%
Apache Corp.	2,120,890	148,313,838	1.7%
# Chesapeake Energy Corp.	2,570,038	87,458,393	1.0%
# Hess Corp.	1,777,596	89,359,751	1.0%
Marathon Oil Corp.	753,902	71,153,271	0.8%
Other Securities		221,329,250	2.4%
Total Energy		791,907,427	8.9%
Financials — (26.2%)
# Allstate Corp.	1,791,600	113,730,768	1.3%
AMBAC Financial Group, Inc.	707,295	60,572,744	0.7%
# Bear Stearns Companies, Inc.	373,770	56,992,450	0.6%
Cincinnati Financial Corp.	1,347,289	59,657,957	0.7%
CIT Group, Inc.	1,345,312	69,969,677	0.8%
#* CNA Financial Corp.	1,903,682	73,291,757	0.8%
Countrywide Financial Corp.	4,574,013	181,679,796	2.1%
Hartford Financial Services Group, Inc.	1,173,900	100,673,664	1.1%
# JPMorgan Chase & Co.	2,244,400	103,870,832	1.2%
Lincoln National Corp.	839,526	53,385,458	0.6%
Loews Corp.	3,810,402	152,111,248	1.7%
# MBIA, Inc.	1,035,550	72,126,057	0.8%
# MetLife, Inc.	5,456,798	320,477,747	3.6%
North Fork Bancorporation, Inc.	2,564,611	71,988,631	0.8%
# Principal Financial Group, Inc.	1,210,200	69,889,050	0.8%
Prudential Financial, Inc.	1,887,800	153,817,944	1.7%
# The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341	3.1%
Other Securities		762,751,838	8.6%
Total Financials		2,748,342,959	31.0%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (1.5%)
Total Health Care		$156,527,135	1.8%
Industrials — (10.8%)
Burlington Northern Santa Fe Corp.	2,217,073	166,635,207	1.9%
# CSX Corp.	3,357,304	120,392,921	1.3%
Norfolk Southern Corp.	3,179,102	156,570,773	1.8%
# Northrop Grumman Corp.	2,629,984	176,024,829	2.0%
Raytheon Co.	1,311,300	66,928,752	0.7%
Southwest Airlines Co.	5,171,620	81,246,150	0.9%
# Union Pacific Corp.	2,098,000	189,910,960	2.1%
Other Securities		171,615,550	2.0%
Total Industrials		1,129,325,142	12.7%
Information Technology — (4.5%)
* Computer Sciences Corp.	1,404,843	73,332,805	0.8%
Electronic Data Systems Corp.	2,006,400	54,453,696	0.6%
* Micron Technology, Inc.	3,962,557	57,853,332	0.7%
Other Securities		289,227,039	3.3%
Total Information Technology		474,866,872	5.4%
Materials — (3.4%)
Weyerhaeuser Co.	1,877,300	121,423,764	1.4%
Other Securities		230,986,061	2.6%
Total Materials		352,409,825	4.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		24,979,870	0.3%
Telecommunication Services — (5.2%)
# AT&T, Inc.	8,333,818	282,599,768	3.2%
Verizon Communications, Inc.	4,855,300	169,644,182	1.9%
Other Securities		96,677,061	1.1%
Total Telecommunication Services		548,921,011	6.2%
TOTAL COMMON STOCKS		8,798,548,262	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980	16.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,614,396,073)		$10,486,095,193	118.3%

See accompanying Notes to Financial Statements.

THE U.S. TARGETED VALUE SERIES
(formerly, The U.S. Small XM Value Series)

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.4%)
Consumer Discretionary — (17.0%)
Borders Group, Inc.	54,200	$1,241,180	0.6%
# Dillards, Inc. Class A	45,014	1,601,148	0.7%
Lear Corp.	33,700	1,043,015	0.5%
MDC Holdings, Inc.	18,000	1,028,340	0.5%
Saks, Inc.	65,000	1,333,800	0.6%
Service Corp. International	143,900	1,420,293	0.7%
United Auto Group, Inc.	54,000	1,267,380	0.6%
Other Securities		31,734,762	14.7%
Total Consumer Discretionary		40,669,918	18.9%
Consumer Staples — (4.8%)
Corn Products International, Inc.	36,880	1,339,482	0.6%
Del Monte Foods Co.	99,800	1,126,742	0.5%
J. M. Smucker Co.	28,700	1,379,896	0.6%
Other Securities		7,545,658	3.6%
Total Consumer Staples		11,391,778	5.3%
Energy — (6.7%)
* Forest Oil Corp.	42,400	1,506,896	0.7%
Overseas Shipholding Group, Inc.	19,800	1,139,688	0.5%
Pogo Producing Co.	22,100	1,169,532	0.6%
# Tidewater, Inc.	26,600	1,471,778	0.7%
Other Securities		10,740,483	4.9%
Total Energy		16,028,377	7.4%
Financials — (20.7%)
* Allegheny Corp.	3,175	1,087,755	0.5%
American National Insurance Co.	10,400	1,187,368	0.6%
Commerce Group, Inc.	33,900	1,034,289	0.5%
Hanover Insurance Group, Inc.	24,800	1,175,024	0.5%
# IndyMac Bancorp, Inc.	32,100	1,474,995	0.7%
# Odyssey Re Holdings Corp.	40,320	1,422,086	0.7%
Ohio Casualty Corp.	36,889	1,077,528	0.5%
Reinsurance Group of America, Inc.	19,900	1,097,883	0.5%
Selective Insurance Group, Inc.	19,400	1,077,088	0.5%
Sky Financial Group, Inc.	49,642	1,228,639	0.6%
StanCorp Financial Group, Inc.	26,000	1,180,660	0.6%
Webster Financial Corp.	28,400	1,356,668	0.6%
Wesco Financial Corp.	2,775	1,332,000	0.6%
Other Securities		33,767,445	15.6%
Total Financials		49,499,428	23.0%
Health Care — (3.9%)
Bausch & Lomb, Inc.	26,800	1,297,656	0.6%
# Cooper Companies, Inc.	22,300	1,203,531	0.6%
PerkinElmer, Inc.	62,800	1,360,876	0.6%
* Watson Pharmaceuticals, Inc.	51,100	1,311,737	0.6%
Other Securities		4,248,082	2.0%
Total Health Care		9,421,882	4.4%
Industrials — (14.1%)
*# AGCO Corp.	36,200	1,130,526	0.5%
Alexander & Baldwin, Inc.	29,156	1,287,237	0.6%
# GATX Corp.	30,800	1,422,344	0.7%

THE U.S. TARGETED VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
IKON Office Solutions, Inc.	66,600	$1,076,922	0.5%
* Kansas City Southern	47,400	1,282,170	0.6%
Kennametal, Inc.	19,300	1,178,844	0.5%
Laidlaw International, Inc.	41,100	1,193,955	0.6%
* Shaw Group, Inc.	45,700	1,365,973	0.6%
* Swift Transportation Co., Inc.	36,600	1,038,342	0.5%
Timken Co.	46,500	1,382,910	0.6%
* URS Corp.	26,000	1,148,160	0.5%
* YRC Worldwide, Inc.	34,517	1,337,534	0.6%
Other Securities		18,909,851	8.8%
Total Industrials		33,754,768	15.6%
Information Technology — (12.7%)
* 3Com Corp.	251,161	1,052,365	0.5%
* Tech Data Corp.	27,400	1,145,868	0.5%
* Vishay Intertechnology, Inc.	84,700	1,109,570	0.5%
Other Securities		27,073,030	12.6%
Total Information Technology		30,380,833	14.1%
Materials — (6.9%)
Chemtura Corp.	112,738	1,091,304	0.5%
# Cytec Industries, Inc.	22,600	1,205,258	0.6%
Lubrizol Corp.	36,100	1,708,974	0.8%
# Westlake Chemical Corp.	32,600	1,067,650	0.5%
Other Securities		11,488,998	5.3%
Total Materials		16,562,184	7.7%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		432,659	0.2%
Telecommunication Services — (0.6%)
Total Telecommunication Services		1,458,648	0.7%
Utilities — (0.8%)
Total Utilities		1,936,971	0.9%
TOTAL COMMON STOCKS		211,537,446	98.2%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (11.6%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $19,713,592 FHLMC 5.000%, 12/01/06 09/01/35 & FNMA 4.916%(r), 05/01/35 & 6.752%(r), 10/01/36, valued at $18,553,973) to be repurchased at $18,016,218	$18,014	18,013,566	8.4%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $2,210,000 FHLB Bonds 4.000%, 04/25/07, valued at $2,207,544) to be repurchased at $2,132,835	2,133	2,132,521	1.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $8,137,000 FNMA 5.50%, 05/01/36, valued at $7,734,370) to be repurchased at $7,621,099	7,620	7,620,000	3.5%
TOTAL TEMPORARY CASH INVESTMENTS		27,766,087	12.9%
TOTAL INVESTMENTS — (100.0%) (Cost $216,304,844)		$239,303,533	111.1%

See accompanying Notes to Financial Statements.

THE U.S. SMALL CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.2%)
Consumer Discretionary — (18.9%)
American Greetings Corp. Class A	1,875,200	$44,648,512	0.5%
*# Big Lots, Inc.	2,468,510	55,072,458	0.6%
Bob Evans Farms, Inc.	1,221,132	41,481,854	0.4%
*# Charming Shoppes, Inc.	3,127,461	42,314,547	0.5%
* Gaylord Entertainment Co.	1,121,885	54,860,176	0.6%
# Group 1 Automotive, Inc.	787,100	40,134,229	0.4%
* Payless ShoeSource, Inc.	1,251,600	39,037,404	0.4%
* Scholastic Corp.	1,287,393	42,895,935	0.5%
United Auto Group, Inc.	2,649,500	62,183,765	0.7%
* Warnaco Group, Inc.	1,502,574	38,946,718	0.4%
Other Securities		1,518,798,687	16.0%
Total Consumer Discretionary		1,980,374,285	21.0%
Consumer Staples — (3.3%)
* Hain Celestial Group, Inc.	1,363,050	40,946,022	0.4%
Universal Corp.	849,711	39,571,041	0.4%
Other Securities		271,897,270	2.9%
Total Consumer Staples		352,414,333	3.7%
Energy — (5.3%)
*# Hanover Compressor Co.	3,444,124	68,021,449	0.7%
* SEACOR Holdings, Inc.	630,733	59,396,127	0.6%
* Stone Energy Corp.	1,011,411	39,465,257	0.4%
* Swift Energy Corp.	844,805	43,177,984	0.5%
* Universal Compression Holdings, Inc.	1,121,884	70,622,598	0.8%
USEC, Inc.	3,116,702	38,834,107	0.4%
Other Securities		237,833,186	2.5%
Total Energy		557,350,708	5.9%
Financials — (17.2%)
* Argonaut Group, Inc.	1,125,690	38,138,377	0.4%
Delphi Financial Group, Inc. Class A	1,402,594	56,805,057	0.6%
# LandAmerica Financial Group, Inc.	632,212	38,634,475	0.4%
MAF Bancorp, Inc.	1,049,400	46,163,106	0.5%
Ohio Casualty Corp.	1,901,751	55,550,147	0.6%
Provident Financial Services, Inc.	2,082,760	37,885,404	0.4%
Selective Insurance Group, Inc.	950,202	52,755,215	0.6%
Susquehanna Bancshares, Inc.	1,635,053	45,225,566	0.5%
The Phoenix Companies, Inc.	3,130,300	50,554,345	0.5%
UMB Financial Corp.	1,311,662	48,242,928	0.5%
Other Securities		1,332,804,175	14.0%
Total Financials		1,802,758,795	19.0%
Health Care — (4.0%)
Total Health Care		426,041,671	4.5%
Industrials — (17.1%)
*# Alaska Air Group, Inc.	1,230,400	50,606,352	0.5%
Applied Industrial Technologies, Inc.	1,570,050	44,683,623	0.5%
# Belden CDT, Inc.	1,455,327	57,936,568	0.6%
*# Continental Airlines, Inc.	1,886,439	76,664,881	0.8%
*# Dollar Thrifty Automotive Group, Inc.	910,300	38,751,471	0.4%
* Esterline Technologies Corp.	1,004,093	39,099,381	0.4%
* Flowserve Corp.	1,066,528	57,421,868	0.6%
IKON Office Solutions, Inc.	2,699,000	43,642,830	0.5%
*# Kansas City Southern	2,009,200	54,348,860	0.6%
* PHH Corp.	1,635,510	47,069,978	0.5%

THE U.S. SMALL CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
*# Quanta Services, Inc.	3,681,126	$67,475,040	0.7%
# Regal-Beloit Corp.	1,132,683	57,914,082	0.6%
*# Shaw Group, Inc.	1,801,898	53,858,731	0.6%
Trinity Industries, Inc.	1,883,225	71,185,905	0.8%
* United Rentals, Inc.	1,746,301	43,762,303	0.5%
# Werner Enterprises, Inc.	2,384,747	44,475,532	0.5%
Other Securities		950,817,711	10.0%
Total Industrials		1,799,715,116	19.1%
Information Technology — (13.4%)
Imation Corp.	923,100	42,748,761	0.5%
* MPS Group, Inc.	3,608,200	54,086,918	0.6%
Other Securities		1,306,146,360	13.8%
Total Information Technology		1,402,982,039	14.9%
Materials — (7.7%)
Chaparral Steel Co.	1,165,624	54,201,516	0.6%
Reliance Steel & Aluminum Co.	1,569,096	60,394,505	0.6%
# Steel Dynamics, Inc.	1,332,714	43,339,859	0.5%
Other Securities		646,020,673	6.8%
Total Materials		803,956,553	8.5%
Other — (0.0%)
Total Other		35,102	0.0%
Real Estate Investment Trusts — (0.7%)
Longview Fibre Co.	2,203,282	45,872,331	0.5%
Other Securities		28,053,118	0.3%
Total Real Estate Investment Trusts		73,925,449	0.8%
Telecommunication Services — (1.2%)
Total Telecommunication Services		122,001,996	1.3%
Utilities — (0.4%)
Total Utilities		40,690,622	0.4%
TOTAL COMMON STOCKS		9,362,246,669	99.1%
RIGHTS/WARRANTS — (0.0%)
Other Securites		10,960	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.8%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,477,941,279 FHLMC, rates ranging from 4.000% to 7.000%, maturities ranging from 06/01/18 to 11/01/36; FNMA, 6.140%(r), 09/01/34 & 4.789%(r), 09/01/35; & GNMA 3.750%, 04/20/34, valued at $953,055,666) to be repurchased at $925,432,987	$925,297	925,296,763	9.8%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $114,165,000 FHLB Bonds 5.125%, 11/28/08 & 5.750%, 07/21/25, valued at $113,801,225) to be repurchased at $108,844,460	108,828	108,828,438	1.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $101,723,000 FNMA 5.50%, 05/01/36, valued at $96,689,603) to be repurchased at $95,273,733	95,260	95,260,000	1.0%
TOTAL TEMPORARY CASH INVESTMENTS		1,129,385,201	12.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,526,216,725)		$10,491,642,830	111.1%

See accompanying Notes to Financial Statements.

THE U.S. SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.4%)
Consumer Discretionary — (14.5%)
*# Aeropostale, Inc.	169,050	$5,112,072	0.2%
Ameristar Casinos, Inc.	174,772	5,320,060	0.2%
* Aztar Corp.	99,500	5,366,035	0.2%
*# Big Lots, Inc.	282,000	6,291,420	0.2%
* DeVry, Inc.	205,100	5,377,722	0.2%
Domino's Pizza, Inc.	186,500	5,121,290	0.2%
* Jack in the Box, Inc.	102,500	6,302,725	0.2%
*# Netflix, Inc.	172,482	5,067,521	0.1%
* Payless ShoeSource, Inc.	190,800	5,951,052	0.2%
*# Quiksilver, Inc.	354,800	5,162,340	0.2%
* Tempur-Pedic International, Inc.	253,600	5,345,888	0.2%
* Vail Resorts, Inc.	120,800	5,317,616	0.2%
Wolverine World Wide, Inc.	177,600	5,161,056	0.2%
Other Securities		546,913,482	14.6%
Total Consumer Discretionary		617,810,279	17.1%
Consumer Staples — (3.0%)
Total Consumer Staples		129,034,558	3.6%
Energy — (4.8%)
*# Delta Petroleum Corp.	169,915	5,134,831	0.2%
* Dril-Quip, Inc.	121,200	5,130,396	0.1%
* Lone Star Technologies, Inc.	95,800	5,025,668	0.1%
* Petrohawk Energy Corp.	477,256	6,190,010	0.2%
RPC, Inc.	226,400	5,094,000	0.1%
* Universal Compression Holdings, Inc.	83,949	5,284,590	0.2%
* Whiting Petroleum Corp.	110,860	5,321,280	0.2%
Other Securities		166,138,701	4.5%
Total Energy		203,319,476	5.6%
Financials — (12.6%)
Alfa Corp.	256,968	4,980,040	0.1%
Hancock Holding Co.	94,429	5,072,726	0.2%
* Knight Capital Group, Inc.	290,423	5,114,349	0.2%
* Trammell Crow Co.	108,200	5,334,260	0.1%
Other Securities		515,599,092	14.2%
Total Financials		536,100,467	14.8%
Health Care — (12.1%)
* AMERIGROUP Corp.	153,200	5,237,908	0.2%
Arrow International, Inc.	143,548	5,015,567	0.2%
* Immucor, Inc.	209,727	5,641,656	0.2%
*# New River Pharmaceuticals, Inc.	106,258	5,215,143	0.2%
* Psychiatric Solutions, Inc.	153,466	5,584,628	0.2%
Other Securities		490,017,280	13.3%
Total Health Care		516,712,182	14.3%
Industrials — (12.8%)
* Alaska Air Group, Inc.	123,600	5,083,668	0.2%
Belden CDT, Inc.	129,239	5,145,005	0.2%
Clarcor, Inc.	155,900	5,146,259	0.2%
* EMCOR Group, Inc.	91,200	5,441,904	0.2%
IKON Office Solutions, Inc.	357,960	5,788,213	0.2%
Nordson Corp.	104,375	5,040,269	0.2%
Wabtec Corp.	159,100	5,226,435	0.2%
Watson Wyatt & Co. Holdings	122,700	5,693,280	0.2%
Other Securities		504,721,530	13.5%
Total Industrials		547,286,563	15.1%

THE U.S. SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (16.7%)
*# Amkor Technology, Inc.	530,969	$5,426,503	0.2%
* Emulex Corp.	247,000	5,154,890	0.2%
*# Equinix, Inc.	82,720	6,313,190	0.2%
*# Interdigital Communications Corp.	159,600	5,099,220	0.2%
* Micros Systems, Inc.	112,757	5,741,586	0.2%
* RealNetworks, Inc.	468,719	5,390,269	0.2%
* Tessera Technologies, Inc.	139,645	5,288,356	0.2%
*# THQ, Inc.	172,351	5,610,025	0.2%
Other Securities		669,772,767	18.1%
Total Information Technology		713,796,806	19.7%
Materials — (4.3%)
* AK Steel Holding Corp.	318,400	5,250,416	0.2%
Chaparral Steel Co.	130,097	6,049,511	0.2%
* Oregon Steel Mills, Inc.	99,800	6,281,412	0.2%
*# RTI International Metals, Inc.	68,300	5,166,895	0.1%
Silgan Holdings, Inc.	115,926	5,001,048	0.1%
Other Securities		154,255,576	4.2%
Total Materials		182,004,858	5.0%
Other — (0.0%)
Total Other		5,396	0.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		6,749,229	0.2%
Telecommunication Services — (1.1%)
Total Telecommunication Services		45,112,651	1.3%
Utilities — (2.3%)
Total Utilities		99,241,855	2.7%
TOTAL COMMON STOCKS		3,597,174,320	99.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		605	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (15.6%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $776,399,192 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 04/01/19 to 11/01/36 & FNMA, rates ranging from 4.765%(r) to 5.071%(r), maturities ranging from 01/01/35 to 07/01/35, valued at $602,037,947) to be repurchased at $584,588,913	$584,503	584,502,861	16.2%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $69,400,000 FHLB Bonds 4.025%, 03/17/09 & 4.160%, 02/01/10, valued at $68,268,190) to be repurchased at $65,957,273	65,948	65,947,564	1.8%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $17,067,000 FNMA 4.374%, 10/01/35, valued at $16,487,066) to be repurchased at $16,245,342	16,243	16,243,000	0.4%
TOTAL TEMPORARY CASH INVESTMENTS		666,693,425	18.4%
TOTAL INVESTMENTS — (100.0%) (Cost $3,684,076,591)		$4,263,868,350	117.8%

See accompanying Notes to Financial Statements.

THE U.S. MICRO CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.4%)
Consumer Discretionary — (13.3%)
* Bally Technologies, Inc.	379,700	$7,461,105	0.2%
Buckle, Inc.	176,400	8,289,036	0.2%
* Coinstar, Inc.	248,062	8,096,744	0.2%
* RC2 Corp.	188,180	8,067,277	0.2%
* Retail Ventures, Inc.	414,056	7,879,486	0.2%
Stage Stores, Inc.	226,516	7,484,089	0.2%
Other Securities		682,260,019	13.9%
Total Consumer Discretionary		729,537,756	15.1%
Consumer Staples — (3.1%)
*# Chattem, Inc.	171,817	8,374,361	0.2%
*# Playtex Products, Inc.	558,300	8,296,338	0.2%
* USANA Health Services, Inc.	157,670	7,628,075	0.2%
Other Securities		145,139,096	2.9%
Total Consumer Staples		169,437,870	3.5%
Energy — (3.8%)
* Carrizo Oil & Gas, Inc.	235,781	7,851,507	0.2%
*# Goodrich Petroleum Corp.	227,200	9,987,712	0.2%
* Gulfmark Offshore, Inc.	187,800	7,562,706	0.2%
*# Input/Output, Inc.	709,500	7,698,075	0.2%
Other Securities		177,079,390	3.6%
Total Energy		210,179,390	4.4%
Financials — (13.8%)
BancFirst Corp.	143,009	7,618,089	0.2%
Mid-State Bancshares	200,587	7,295,349	0.2%
PFF Bancorp, Inc.	241,200	7,959,600	0.2%
Sterling Bancshares, Inc.	394,957	7,275,108	0.2%
* Tejon Ranch Co.	149,900	7,610,423	0.2%
*# World Acceptance Corp.	177,000	8,034,030	0.2%
Other Securities		711,813,044	14.5%
Total Financials		757,605,643	15.7%
Health Care — (14.3%)
*# Align Technology, Inc.	566,519	7,438,394	0.2%
* AMN Healthcare Services, Inc.	292,400	8,114,100	0.2%
* DJO, Inc.	186,300	7,921,476	0.2%
* Inventiv Health, Inc.	243,217	7,371,907	0.2%
*# Palomar Medical Technologies, Inc.	160,571	8,020,521	0.2%
* Regeneron Pharmaceuticals, Inc.	342,632	7,370,014	0.2%
*# Sciele Pharma, Inc.	344,976	7,799,907	0.2%
*# Sirna Therapeutics, Inc.	641,460	8,262,005	0.2%
Other Securities		717,904,338	14.6%
Total Health Care		780,202,662	16.2%
Industrials — (13.6%)
* Clean Harbors, Inc.	173,615	7,418,569	0.2%
* Infrasource Services, Inc.	364,000	7,866,040	0.2%
* Jacuzzi Brands, Inc.	691,050	8,658,857	0.2%
* Middleby Corp.	97,100	9,855,650	0.2%
* Perini Corp.	230,300	7,489,356	0.2%
Raven Industries, Inc.	349,469	9,753,680	0.2%
Viad Corp.	194,500	7,645,795	0.2%
Other Securities		684,418,949	14.0%
Total Industrials		743,106,896	15.4%
Information Technology — (18.9%)
*# Comtech Telecommunications Corp.	205,411	7,296,199	0.2%

THE U.S. MICRO CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
* Covansys Corp.	333,547	$7,598,201	0.2%
* FEI Co.	308,732	7,505,275	0.2%
* NETGEAR, Inc.	304,037	7,904,962	0.2%
* Newport Corp.	367,142	7,977,996	0.2%
* Opsware, Inc.	901,628	7,898,261	0.2%
* Rofin-Sinar Technologies, Inc.	132,600	7,706,712	0.2%
United Online, Inc.	577,653	7,757,880	0.2%
Other Securities		974,912,439	19.9%
Total Information Technology		1,036,557,925	21.5%
Materials — (3.7%)
# AMCOL International Corp.	272,800	7,572,928	0.2%
* Hecla Mining Co.	1,087,200	7,577,784	0.2%
Metal Management, Inc.	239,797	8,788,560	0.2%
Spartech Corp.	288,700	8,637,904	0.2%
* Terra Industries, Inc.	853,100	8,829,585	0.2%
Other Securities		163,186,543	3.2%
Total Materials		204,593,304	4.2%
Other — (0.0%)
Total Other		15,491	0.0%
Telecommunication Services — (1.3%)
Commonwealth Telephone Enterprises, Inc.	194,848	8,119,316	0.2%
Other Securities		61,026,791	1.2%
Total Telecommunication Services		69,146,107	1.4%
Utilities — (1.6%)
CH Energy Group, Inc.	138,700	7,435,707	0.2%
UIL Holdings Corp.	203,701	8,753,032	0.2%
Other Securities		69,647,108	1.4%
Total Utilities		85,835,847	1.8%
TOTAL COMMON STOCKS		4,786,218,891	99.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,526	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (12.6%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $905,026,777 FHLMC, rates ranging from 4.441%(r) to 6.000%, maturities ranging from 01/01/21 to 11/01/36 & FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 12/01/06 to 12/01/36, valued at $606,808,598) to be repurchased at $589,221,295	$589,135	589,134,561	12.2%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $73,090,000 FHLB Bonds, rates ranging from 2.450% to 5.750%, maturities ranging from 03/23/07 to 06/30/25, valued at $72,999,226) to be repurchased at $69,439,579	69,429	69,429,357	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $30,812,000 FHLMC 5.50%, 09/01/36, valued at $30,237,130) to be repurchased at $29,794,295	29,790	29,790,000	0.6%
TOTAL TEMPORARY CASH INVESTMENTS		688,353,918	14.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,555,126,369)		$5,474,575,335	113.4%

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
Commonwealth Bank of Australia	1,376,896	$51,439,371	0.7%
National Australia Bank, Ltd.	2,552,152	78,671,130	1.1%
Other Securities		163,278,296	2.1%
TOTAL COMMON STOCKS		293,388,797	3.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,124	0.0%
TOTAL — AUSTRALIA		293,394,921	3.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		39,116,030	0.5%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		78,404,875	1.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		161	0.0%
TOTAL — BELGIUM		78,405,036	1.1%
CANADA — (3.6%)
COMMON STOCKS — (3.6%)
# Alcan, Inc.	787,380	37,781,554	0.5%
# Barrick Gold Corp.	1,433,520	44,974,407	0.6%
# Sun Life Financial, Inc.	1,218,300	52,036,841	0.7%
Other Securities		165,615,311	2.2%
TOTAL — CANADA		300,408,113	4.0%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		92,487,214	1.2%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		88,587,076	1.2%
FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
AXA SA	2,905,543	110,389,313	1.5%
BNP Paribas SA	1,631,174	176,219,447	2.4%
Compagnie de Saint-Gobain	598,264	47,895,198	0.6%
Credit Agricole SA	956,277	40,606,343	0.5%
LaFarge SA	270,758	39,455,578	0.5%
Renault SA	379,599	45,641,625	0.6%
Societe Generale Paris	293,528	49,331,436	0.7%
Vivendi SA	2,554,386	98,517,255	1.3%
Other Securities		271,036,976	3.7%
TOTAL — FRANCE		879,093,171	11.8%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
Allianz SE	447,580	$87,259,374	1.2%
* Allianz SE ADR	2,002,140	39,141,837	0.5%
Commerzbank AG	1,007,513	36,409,347	0.5%
DaimlerChrysler AG	1,734,297	101,115,749	1.4%
Deutsche Bank AG	801,377	103,647,729	1.4%
Deutsche Telekom AG ADR	2,445,250	43,525,450	0.6%
E.ON AG	667,235	85,855,547	1.2%
E.ON AG ADR	901,000	38,652,900	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174	0.8%
# Volkswagen AG	499,652	54,582,008	0.7%
Other Securities		194,389,741	2.5%
TOTAL — GERMANY		844,811,856	11.3%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		38,472,486	0.5%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Hutchison Whampoa, Ltd.	4,078,000	38,287,917	0.5%
Other Securities		152,572,721	2.1%
TOTAL — HONG KONG		190,860,638	2.6%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	1,243,314	47,017,109	0.6%
Other Securities		63,120,873	0.9%
TOTAL — IRELAND		110,137,982	1.5%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	5,702,257	49,281,402	0.7%
Other Securities		205,510,948	2.7%
TOTAL — ITALY		254,792,350	3.4%
JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
FUJIFILM Holdings Corp.	910,000	36,162,603	0.5%
Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870	1.0%
Millea Holdings, Inc.	1,295,899	46,400,715	0.6%
# Sony Corp.	971,100	38,113,136	0.5%
Other Securities		735,727,505	9.8%
TOTAL — JAPAN		927,738,829	12.4%
NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
# ABN AMRO Holding NV	1,785,798	53,825,317	0.7%
Aegon NV	3,298,073	59,933,658	0.8%
ING Groep NV	3,203,383	136,920,666	1.8%
# Koninklijke Philips Electronics NV	2,253,619	84,050,415	1.1%
Other Securities		110,854,063	1.6%
TOTAL — NETHERLANDS		445,584,119	6.0%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$9,008,140	0.1%
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		86,430,418	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		28,101,673	0.4%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		48,574,290	0.7%
SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
# Banco Santander Central Hispano SA	7,223,177	131,648,185	1.8%
Endesa SA	1,557,828	72,705,147	1.0%
# Repsol YPF SA	1,547,213	55,693,549	0.8%
Other Securities		116,546,010	1.5%
TOTAL — SPAIN		376,592,891	5.1%
SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
Nordea Bank AB	3,278,100	46,342,232	0.6%
Other Securities		161,406,317	2.2%
TOTAL — SWEDEN		207,748,549	2.8%
SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859	0.9%
Credit Suisse Group	1,756,088	116,464,214	1.6%
Zurich Financial SVCS AG	176,035	45,874,768	0.6%
Other Securities		187,713,185	2.5%
TOTAL — SWITZERLAND		417,661,026	5.6%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	2,904,256	135,551,307	1.8%
Aviva P.L.C.	5,194,614	80,573,641	1.1%
Barclays P.L.C. ADR	1,089,800	58,914,588	0.8%
HBOS P.L.C.	8,202,642	167,978,219	2.3%
HSBC Holdings P.L.C. ADR	393,100	36,558,300	0.5%
Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898	3.3%
Vodafone Group P.L.C.	61,674,811	163,506,716	2.2%
Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147	1.0%
Xstrata P.L.C.	827,417	37,215,351	0.5%
Other Securities		656,038,105	8.7%
TOTAL — UNITED KINGDOM		1,658,688,272	22.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (10.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	$65,501,654	0.9%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	143,434	143,434,116	1.9%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905	1.7%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000	5.8%
TOTAL TEMPORARY CASH INVESTMENTS		831,470,122	11.1%
TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)		$8,248,165,202	110.6%

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (75.0%)
Consumer Discretionary — (16.7%)
Exedy Corp.	129,400	$3,988,572	0.3%
Gigas K's Denki Corp.	137,572	3,768,182	0.3%
# Kayaba Industry Co., Ltd.	709,000	3,416,083	0.3%
#* Matsuzakaya Holdings Co., Ltd.	529,077	3,633,676	0.3%
Nippon Seiki Co., Ltd.	188,000	4,341,993	0.3%
Nishimatsuya Chain Co., Ltd.	179,400	3,474,133	0.3%
Nissin Kogyo Co., Ltd.	139,200	3,336,780	0.2%
# Resorttrust, Inc.	131,840	3,637,295	0.3%
# Right On Co., Ltd.	93,725	3,386,087	0.3%
# Sanrio Co., Ltd.	268,400	3,828,217	0.3%
Tokyo Style Co., Ltd.	313,000	3,396,013	0.3%
# Yoshinoya D&C Co., Ltd.	2,042	3,345,496	0.2%
# Zenrin Co., Ltd.	117,900	3,279,711	0.2%
Other Securities		258,345,028	18.4%
Total Consumer Discretionary		305,177,266	22.0%
Consumer Staples — (7.5%)
# Kagome Co., Ltd.	272,200	3,769,617	0.3%
Katokichi Co., Ltd.	475,200	3,500,253	0.3%
# Sugi Pharmacy Co., Ltd.	181,600	3,342,148	0.2%
Other Securities		126,980,697	9.1%
Total Consumer Staples		137,592,715	9.9%
Energy — (0.8%)
Total Energy		14,608,507	1.1%
Financials — (7.0%)
# The Aichi Bank, Ltd.	28,700	3,359,629	0.2%
Daibiru Corp.	301,000	3,362,878	0.2%
# Tokyu Livable, Inc.	44,100	3,330,352	0.2%
Other Securities		117,563,037	8.6%
Total Financials		127,615,896	9.2%
Health Care — (2.7%)
Mochida Pharmaceutical Co., Ltd.	412,000	3,405,541	0.3%
# Nipro Corp.	193,000	3,512,653	0.3%
# Rohto Pharmaceutical Co., Ltd.	344,000	3,650,069	0.3%
Other Securities		39,296,430	2.7%
Total Health Care		49,864,693	3.6%
Industrials — (21.4%)
Central Glass Co., Ltd.	617,000	3,574,544	0.3%
# Hitachi Plant Technologies, Ltd.	617,570	3,274,297	0.2%
Hitachi Transport System, Ltd.	345,000	3,674,460	0.3%
Japan Airport Terminal Co., Ltd.	305,700	3,451,923	0.3%
Makino Milling Machine Co., Ltd.	345,000	3,773,802	0.3%
# Meitec Corp.	115,600	3,677,433	0.3%
Miura Co., Ltd.	132,400	3,412,349	0.3%
Okamura Corp.	341,000	3,785,640	0.3%
Ryobi, Ltd.	519,000	4,171,557	0.3%
# Tadano, Ltd.	392,000	4,231,054	0.3%
# Tokyo Leasing Co., Ltd.	203,300	3,319,429	0.2%
Tsubakimoto Chain Co.	609,000	3,393,398	0.3%
# UFJ Central Leasing Co., Ltd.	69,000	3,424,326	0.3%
Other Securities		343,096,308	24.5%
Total Industrials		390,260,520	28.2%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (10.1%)
Canon Electronics, Inc.	88,000	$3,799,385	0.3%
# Hitachi Kokusai Electric, Inc.	319,000	3,730,441	0.3%
Hitachi Software Engineering Co., Ltd.	194,800	3,620,441	0.3%
# Horiba, Ltd.	103,000	3,444,273	0.3%
Komatsu Electronics Metals Co., Ltd.	88,200	5,139,038	0.4%
# Mitsumi Electric Co., Ltd.	228,000	3,942,140	0.3%
Star Micronics Co., Ltd.	174,000	3,480,727	0.3%
# Sumisho Computer Systems Corp.	160,100	3,903,032	0.3%
# TIS, Inc.	145,000	3,462,009	0.3%
Other Securities		149,528,106	10.5%
Total Information Technology		184,049,592	13.3%
Materials — (8.2%)
Nifco, Inc.	171,000	3,685,499	0.3%
Nihon Parkerizing Co., Ltd.	204,000	3,636,805	0.3%
Nippon Paint Co., Ltd.	798,000	4,248,298	0.3%
NOF Corp.	633,000	3,396,847	0.2%
Shin-Etsu Polymer Co., Ltd.	243,000	3,318,969	0.2%
# Tokai Carbon Co., Ltd.	651,360	4,462,947	0.3%
Other Securities		127,528,736	9.2%
Total Materials		150,278,101	10.8%
Other — (0.0%)
Total Other		4,121	0.0%
Telecommunication Services — (0.1%)
Total Telecommunication Services		2,615,905	0.2%
Utilities — (0.5%)
Total Utilities		9,017,274	0.6%
TOTAL COMMON STOCKS		1,371,084,590	98.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (25.0%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,080,825 FHLMC 5.000%, 04/15/34, valued at $4,110,874) to be repurchased at $4,030,268	$4,030	4,029,674	0.3%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,902,115 FNMA, rates ranging from 4.000% to 8.500%, maturities ranging from 05/01/11 to 11/01/36, valued at $237,124,500) to be repurchased at $232,509,290	232,475	232,475,000	16.8%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $67,150,000 FHLMC 5.500%, 11/01/22 & FNMA 5.000%, 01/01/19, valued at $29,176,296) to be repurchased at $28,607,517	28,603	28,603,298	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $38,115,000 FNMA 3.50%, 03/25/33, valued at $9,385,774) to be repurchased at $9,248,333	9,247	9,247,000	0.7%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $325,200,000 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 03/01/13 to 11/01/35 & FNMA, rates ranging from 4.500% to 6.500%, maturities ranging from 12/01/16 to 07/01/35, valued at $186,663,784) to be repurchased at $183,026,993	183,000	183,000,000	13.2%
TOTAL TEMPORARY CASH INVESTMENTS		457,354,972	33.0%
TOTAL INVESTMENTS — (100.0%) (Cost $1,792,819,457)		$1,828,439,562	131.9%

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (41.9%)
COMMON STOCKS — (41.8%)
# ABB Grain, Ltd.	585,203	$3,210,410	0.4%
Adelaide Bank, Ltd.	428,992	4,409,561	0.6%
Adelaide Brighton, Ltd.	2,191,287	4,537,821	0.6%
# Ansell, Ltd.	602,086	5,549,323	0.7%
#* Austar United Communications, Ltd.	5,032,941	4,932,722	0.7%
# Australian Pipeline Trust	1,269,397	4,249,252	0.6%
#* Australian Worldwide Exploration, Ltd.	1,801,281	4,383,899	0.6%
# AWB, Ltd.	1,409,550	3,166,193	0.4%
# Bank of Queensland, Ltd.	416,079	5,044,300	0.7%
# Beach Petroleum, Ltd.	2,731,453	3,066,013	0.4%
# Bendigo Bank, Ltd.	381,292	4,233,055	0.6%
# Cabcharge Australia, Ltd.	454,438	3,242,899	0.4%
Campbell Brothers, Ltd.	208,178	3,483,932	0.5%
Coates Hire, Ltd.	1,064,671	4,656,879	0.6%
# ConnectEast Group	4,986,229	5,781,548	0.8%
# Corporate Express Australia, Ltd.	712,055	3,183,546	0.4%
DCA Group, Ltd.	1,820,485	4,924,641	0.7%
# DUET Group	1,491,647	3,433,340	0.5%
# FKP, Ltd.	839,181	4,092,398	0.6%
Flight Centre, Ltd.	350,031	4,647,591	0.6%
Futuris Corp., Ltd.	2,840,292	4,233,075	0.6%
# Great Southern Plantations, Ltd.	1,304,118	3,124,861	0.4%
# Gunns, Ltd.	1,354,811	3,108,397	0.4%
GWA International, Ltd.	1,110,557	3,294,168	0.4%
#* Hardman Resources, Ltd.	2,750,141	4,472,609	0.6%
# Healthscope, Ltd.	943,956	4,040,347	0.5%
# Iluka Resources, Ltd.	784,920	4,334,831	0.6%
# Incitec Pivot, Ltd.	226,180	6,126,204	0.8%
# Jones (David), Ltd.	1,777,508	5,340,585	0.7%
# Jubilee Mines NL	494,194	5,322,865	0.7%
#* Kagara Zinc, Ltd.	793,205	4,552,458	0.6%
Pacific Brands, Ltd.	2,047,113	4,293,548	0.6%
Paperlinx, Ltd.	1,762,482	5,484,488	0.7%
# Primary Health Care, Ltd.	508,734	5,120,806	0.7%
# Ramsay Health Care, Ltd.	430,216	3,743,977	0.5%
Reece Australia, Ltd.	251,463	3,968,775	0.5%
Rural Press, Ltd.	487,796	4,562,419	0.6%
Smorgon Steel Group, Ltd.	3,274,819	4,514,684	0.6%
# Southern Cross Broadcasting (Australia), Ltd.	259,672	3,271,459	0.4%
# Ten Network Holdings, Ltd.	1,658,273	4,515,694	0.6%
Transfield Services, Ltd.	768,280	5,483,036	0.7%
# United Group, Ltd.	393,438	4,325,763	0.6%
Other Securities		249,266,883	33.3%
TOTAL COMMON STOCKS		430,731,255	57.5%
PREFERRED STOCKS — (0.1%)
Other Securities		654,646	0.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		396,425	0.0%
TOTAL — AUSTRALIA		431,782,326	57.6%
CANADA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		4,527	0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (20.4%)
COMMON STOCKS — (20.4%)
* China Insurance International Holdings Co., Ltd.	3,512,000	$3,745,762	0.5%
# COFCO International, Ltd.	4,150,000	3,625,934	0.5%
# First Pacific Co., Ltd.	6,992,000	3,546,936	0.5%
Guangzhou Investment Co., Ltd.	15,476,000	3,881,090	0.5%
# Li Ning Co., Ltd.	2,733,000	3,636,949	0.5%
Prime Success International Group, Ltd.	4,328,000	3,605,424	0.5%
Vtech Holdings, Ltd.	588,000	3,697,774	0.5%
Other Securities		184,960,141	24.6%
TOTAL COMMON STOCKS		210,700,010	28.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		62,295	0.0%
TOTAL — HONG KONG		210,762,305	28.1%
MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		3,565	0.0%
NEW ZEALAND — (2.5%)
COMMON STOCKS — (2.5%)
Other Securities		25,495,203	3.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		66,200	0.0%
TOTAL — NEW ZEALAND		25,561,403	3.4%
SINGAPORE — (7.1%)
COMMON STOCKS — (7.1%)
# Labroy Marine, Ltd.	3,343,000	4,040,465	0.5%
Other Securities		68,706,988	9.2%
TOTAL COMMON STOCKS		72,747,453	9.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		306,172	0.1%
TOTAL — SINGAPORE		73,053,625	9.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (28.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $2,784,907 FHLMC 5.000%, 04/15/34, valued at $2,805,414) to be repurchased at $2,750,406	$2,750	2,750,000	0.4%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $363,449,316 FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 01/01/18 to 11/01/36, valued at $237,048,000) to be repurchased at $232,434,279	232,400	232,400,000	31.0%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $71,199,438 FHLMC 5.500%, 11/01/22 & FNMA 5.500%, 11/01/34, valued at $37,553,744) to be repurchased at $36,821,063	36,816	36,815,633	4.9%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $16,925,000 FNMA 6.500%, 09/01/36, valued at $17,145,540) to be repurchased at $16,807,578	16,805	16,805,095	2.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,706,000 FHLMC 5.82%, 06/01/36, valued at $1,657,388) to be repurchased at $1,632,235	1,632	1,632,000	0.2%
TOTAL TEMPORARY CASH INVESTMENTS		290,402,728	38.7%
TOTAL INVESTMENTS — (100.0%) (Cost $877,926,438)		$1,031,570,479	137.6%

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (99.2%)
Consumer Discretionary — (19.2%)
Bellway P.L.C.	356,982	$10,259,284	0.9%
Bovis Homes Group P.L.C.	449,404	8,954,456	0.8%
First Choice Holidays P.L.C.	1,764,534	8,909,157	0.8%
Greene King P.L.C.	522,707	10,647,604	1.0%
* MyTravel Group P.L.C.	1,643,447	7,106,816	0.6%
Redrow P.L.C.	577,763	7,474,818	0.7%
Taylor Nelson Sofres P.L.C.	1,605,792	6,294,413	0.6%
Wetherspoon (J.D.) P.L.C.	552,111	7,034,605	0.6%
Other Securities		149,504,821	13.3%
Total Consumer Discretionary		216,185,974	19.3%
Consumer Staples — (4.2%)
Wolverhampton & Dudley Breweries P.L.C.	284,926	8,871,052	0.8%
Other Securities		38,371,512	3.4%
Total Consumer Staples		47,242,564	4.2%
Energy — (6.9%)
Burren Energy P.L.C.	421,226	7,610,677	0.7%
* Dana Petroleum P.L.C.	319,654	7,796,130	0.7%
* Premier Oil P.L.C.	295,932	7,867,209	0.7%
*# Soco International P.L.C.	277,409	7,366,892	0.7%
* Venture Production P.L.C.	434,519	7,305,206	0.6%
Wood Group (John) P.L.C.	1,504,358	6,971,929	0.6%
Other Securities		32,339,589	2.9%
Total Energy		77,257,632	6.9%
Financials — (19.3%)
Aberdeen Asset Management P.L.C.	2,223,016	7,531,385	0.7%
Brit Insurance Holdings P.L.C.	1,252,614	7,491,886	0.7%
Brixton P.L.C.	952,536	10,235,346	0.9%
Capital & Regional P.L.C.	275,300	7,242,259	0.6%
Collins Stewart Tullett P.L.C.	407,502	6,865,286	0.6%
Derwent Valley Holdings P.L.C.	224,683	8,427,441	0.8%
Great Portland Estates P.L.C.	722,131	8,713,179	0.8%
* Henderson Group P.L.C.	3,396,725	8,322,016	0.7%
Hiscox P.L.C.	1,606,168	8,351,028	0.7%
London Merchant Securities P.L.C.	1,425,531	7,871,493	0.7%
Shaftesbury P.L.C.	572,839	7,667,113	0.7%
Other Securities		128,500,326	11.5%
Total Financials		217,218,758	19.4%
Health Care — (2.7%)
Total Health Care		30,099,953	2.7%
Industrials — (31.8%)
Aggreko P.L.C.	979,669	7,595,866	0.7%
Arriva P.L.C.	577,614	7,916,086	0.7%
Carillion P.L.C.	1,066,439	8,061,777	0.7%
* Charter P.L.C.	561,590	9,588,551	0.9%
Cookson Group P.L.C.	694,799	8,116,894	0.7%
Davis Service Group P.L.C.	645,338	6,469,953	0.6%
De La Rue P.L.C.	632,781	7,999,202	0.7%
* easyJet P.L.C.	1,032,000	12,100,378	1.1%
Enodis P.L.C.	1,616,238	6,519,159	0.6%
Forth Ports P.L.C.	171,300	6,793,929	0.6%
Go-Ahead Group P.L.C.	167,245	6,980,692	0.6%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Homeserve P.L.C.	238,474	$8,489,111	0.8%
Intertek Group P.L.C.	512,085	7,791,522	0.7%
* Invensys P.L.C.	1,929,073	9,948,540	0.9%
Laing (John) P.L.C.	848,681	6,722,929	0.6%
Michael Page International P.L.C.	1,224,495	9,837,808	0.9%
* Regus Group P.L.C.	3,628,946	7,964,410	0.7%
SIG P.L.C.	445,720	8,486,122	0.8%
Weir Group P.L.C.	769,429	7,937,032	0.7%
Other Securities		202,339,498	18.0%
Total Industrials		357,659,459	32.0%
Information Technology — (9.9%)
Electrocomponents P.L.C.	1,319,110	7,326,861	0.7%
Halma P.L.C.	1,554,692	6,601,320	0.6%
Misys P.L.C.	1,682,514	7,130,234	0.6%
Spectris P.L.C.	508,179	6,886,545	0.6%
Other Securities		83,721,605	7.5%
Total Information Technology		111,666,565	10.0%
Materials — (3.3%)
Total Materials		37,522,530	3.4%
Other — (0.0%)
Total Other		19,322	0.0%
Telecommunication Services — (0.8%)
Total Telecommunication Services		8,566,667	0.8%
Utilities — (1.1%)
Viridian Group P.L.C.	393,733	10,232,827	0.9%
Other Securities		2,409,923	0.2%
Total Utilities		12,642,750	1.1%
TOTAL COMMON STOCKS		1,116,082,174	99.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		87,591	0.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $5,768,675 FHLMC 5.000%, 04/15/34, valued at $5,811,152) to be repurchased at $5,697,208	$5,696	5,696,368	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,108,000 FHLMC 5.82%, 06/01/36, valued at $3,019,439) to be repurchased at $2,974,429	2,974	2,974,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		8,670,368	0.8%
TOTAL INVESTMENTS — (100.0%) (Cost $722,319,437)		$1,124,840,133	100.6%

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRIA — (1.9%)
COMMON STOCKS — (1.9%)
Boehler-Uddeholm AG	104,608	$6,662,280	0.3%
Other Securities		34,862,070	1.9%
TOTAL COMMON STOCKS		41,524,350	2.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		567	0.0%
TOTAL — AUSTRIA		41,524,917	2.2%
BELGIUM — (2.9%)
COMMON STOCKS — (2.9%)
Other Securities		63,740,725	3.4%
DENMARK — (3.6%)
COMMON STOCKS — (3.6%)
Other Securities		77,681,594	4.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		20,768	0.0%
TOTAL — DENMARK		77,702,362	4.1%
FINLAND — (5.0%)
COMMON STOCKS — (5.0%)
Amer Sports Oyj Series A	269,460	6,151,529	0.3%
# Huhtamaki Oyj	322,600	6,066,404	0.3%
KCI Konecranes Oyj	255,800	6,520,673	0.4%
Nokian Renkaat Oyj	379,540	7,879,410	0.4%
Uponor Oyj Series A	203,800	6,680,088	0.4%
Other Securities		75,467,192	4.0%
TOTAL COMMON STOCKS		108,765,296	5.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		178,383	0.0%
TOTAL — FINLAND		108,943,679	5.8%
FRANCE — (10.6%)
COMMON STOCKS — (10.6%)
*# Compagnie Generale de Geophysique SA	37,105	7,450,386	0.4%
Fimalac SA	111,143	10,117,109	0.5%
# Havas SA	1,035,703	5,718,435	0.3%
Nexans SA	78,576	8,466,202	0.5%
# SCOR SA	2,821,430	8,068,730	0.4%
Somfy SA	22,900	5,741,319	0.3%
Other Securities		184,767,307	9.9%
TOTAL COMMON STOCKS		230,329,488	12.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		78,917	0.0%
TOTAL — FRANCE		230,408,405	12.3%
GERMANY — (11.7%)
COMMON STOCKS — (11.7%)
Bilfinger Berger AG	136,777	8,524,911	0.5%
IVG Immobilien AG	143,237	5,601,608	0.3%
* MTU Aero Engines Holding AG	144,740	5,928,604	0.3%
*# QIAGEN NV	481,837	7,043,808	0.4%
Rhoen-Klinikum AG	149,004	6,723,692	0.4%
Stada Arzneimittel AG	164,610	8,748,560	0.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
United Internet AG	371,216	$5,685,345	0.3%
* Wincor Nixdorf AG	58,800	8,461,206	0.5%
Other Securities		197,053,176	10.3%
TOTAL COMMON STOCKS		253,770,910	13.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		26,705	0.0%
TOTAL — GERMANY		253,797,615	13.5%
GREECE — (3.9%)
COMMON STOCKS — (3.9%)
Other Securities		84,537,577	4.5%
PREFERRED STOCKS — (0.0%)
Other Securities		37,861	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		74,418	0.0%
TOTAL — GREECE		84,649,856	4.5%
IRELAND — (3.0%)
COMMON STOCKS — (3.0%)
DCC P.L.C.	324,316	9,894,632	0.5%
FBD Holdings P.L.C.	132,521	7,147,857	0.4%
IAWS Group P.L.C.	368,887	9,093,092	0.5%
Other Securities		39,565,340	2.1%
TOTAL — IRELAND		65,700,921	3.5%
ITALY — (7.2%)
COMMON STOCKS — (7.2%)
# Banco Piccolo Valellinese Scarl SpA	314,205	5,521,102	0.3%
Valentino Fashion Group SpA	150,000	5,877,030	0.3%
Other Securities		145,116,798	7.8%
TOTAL — ITALY		156,514,930	8.4%
NETHERLANDS — (5.9%)
COMMON STOCKS — (5.9%)
Aalberts Industries NV	74,143	6,029,165	0.3%
*# Hagemeyer NV	1,576,607	7,518,225	0.4%
Nutreco Holding NV	100,349	6,211,607	0.3%
Other Securities		108,627,703	5.9%
TOTAL — NETHERLANDS		128,386,700	6.9%
NORWAY — (3.5%)
COMMON STOCKS — (3.5%)
# Prosafe ASA	88,380	6,033,306	0.3%
* TGS Nopec Geophysical Co. ASA	316,440	6,149,275	0.3%
Other Securities		64,414,669	3.5%
TOTAL — NORWAY		76,597,250	4.1%
PORTUGAL — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		24,625,492	1.3%
SPAIN — (4.4%)
COMMON STOCKS — (4.4%)
Other Securities		95,616,919	5.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		23,853	0.0%
TOTAL — SPAIN		95,640,772	5.1%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SWEDEN — (6.7%)
COMMON STOCKS — (6.7%)
# Elekta AB Series B	317,200	$6,969,378	0.4%
JM AB	291,468	5,902,465	0.3%
Kungsleden AB	432,600	6,044,530	0.3%
# Meda AB Series A	255,575	8,290,994	0.5%
Other Securities		117,477,374	6.2%
TOTAL — SWEDEN		144,684,741	7.7%
SWITZERLAND — (14.4%)
COMMON STOCKS — (14.3%)
* Actelion, Ltd.	57,965	10,334,593	0.6%
Barry Callebaut AG	10,927	5,585,769	0.3%
Clariant AG	794,519	11,213,914	0.6%
Converium Holding AG	546,150	7,153,398	0.4%
Fischer (Georg) AG	11,518	6,539,954	0.4%
Kuoni Reisen Holding AG	13,794	7,161,348	0.4%
* Logitech International SA	247,190	7,281,284	0.4%
Lonza Group AG	129,327	10,830,718	0.6%
*# Oerlikon Corp.	27,910	11,909,719	0.6%
Phonak Holding AG	133,842	10,038,309	0.5%
PSP Swiss Property AG	148,025	8,178,396	0.4%
Rieters Holdings AG	15,890	7,973,182	0.4%
Sig Holding AG	20,338	6,231,414	0.3%
Sika AG	8,623	12,413,350	0.7%
Sulzer AG	14,002	14,307,861	0.8%
Valiant Holding AG	60,231	6,817,165	0.4%
Other Securities		167,969,892	8.8%
TOTAL COMMON STOCKS		311,940,266	16.6%
PREFERRED STOCKS — (0.1%)
Other Securities		1,579,889	0.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13,746	0.0%
TOTAL — SWITZERLAND		313,533,901	16.7%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (14.2%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $54,455,444 FHLMC 6.000%, 03/15/29 & FNMA, rates ranging from 5.500% to 7.170%(r), maturities ranging from 09/25/32 to 11/01/36, valued at $58,540,860) to be repurchased at $57,400,386	$57,392	57,391,921	3.0%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,492,647 FHLMC STRIPS, rates ranging from 0.000% to 5.000%, maturities ranging from 08/01/35 to 08/15/36 & FNMA STRIPS, rates ranging from 0.000% to 6.500%, maturities ranging from 12/01/33 to 07/01/36, valued at $219,300,000) to be repurchased at $215,031,713	215,000	215,000,000	11.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,294,000 FHLMC 5.82%, 06/01/36, valued at $1,257,128) to be repurchased at $1,238,178	1,238	1,238,000	0.1%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $37,677,097 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 02/01/08 to 11/01/36 & FNMA, rates ranging from 4.500% to 11.500%, maturities ranging from 11/01/07 to 11/01/36, valued at $35,703,027) to be repurchased at $35,005,163	35,000	35,000,000	1.9%
TOTAL TEMPORARY CASH INVESTMENTS		308,629,921	16.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,443,976,433)		$2,175,082,187	116.0%

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		$10,954,806	0.5%
BRAZIL — (11.0%)
COMMON STOCKS — (1.5%)
Other Securities		37,777,726	1.5%
PREFERRED STOCKS — (9.5%)
Ambev Cia de Bebidas das Americas ADR	266,200	12,274,482	0.5%
Banci Itau Holding Financeira SA	868,000	28,946,697	1.2%
Banco Bradesco SA	802,158	30,159,659	1.2%
Companhia Vale do Rio Doce Series A	1,853,760	43,308,629	1.8%
Investimentos Itau SA	3,300,893	15,322,852	0.6%
Telecomunicacoes de Sao Paulo SA	621,100	14,045,753	0.6%
Other Securities		92,062,293	3.9%
TOTAL PREFERRED STOCKS		236,120,365	9.8%
TOTAL — BRAZIL		273,898,091	11.3%
CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Banco Santander Chile SA Sponsored ADR	295,998	14,370,703	0.6%
Empresa Nacional de Electricidad SA ADR	514,018	17,826,144	0.7%
Other Securities		39,698,838	1.7%
TOTAL — CHILE		71,895,685	3.0%
CZECH REPUBLIC — (1.2%)
COMMON STOCKS — (1.2%)
CEZ A.S.	381,144	16,947,822	0.7%
Other Securities		11,809,545	0.5%
TOTAL — CZECH REPUBLIC		28,757,367	1.2%
HUNGARY — (2.0%)
COMMON STOCKS — (2.0%)
MOL Hungarian Oil & Gas NYRT	168,429	18,927,552	0.8%
OTP Bank NYRT	386,220	14,795,109	0.6%
Other Securities		17,397,449	0.7%
TOTAL — HUNGARY		51,120,110	2.1%
INDIA — (12.1%)
COMMON STOCKS — (12.1%)
Hindustan Lever, Ltd.	2,697,394	14,170,872	0.6%
Infosys Technologies, Ltd.	624,876	30,494,085	1.3%
ITC, Ltd.	3,899,423	16,055,195	0.7%
* Reliance Communications, Ltd.	1,721,955	16,488,633	0.7%
Reliance Industries, Ltd.	1,721,955	47,822,700	2.0%
Tata Consultancy Services, Ltd.	504,652	13,429,197	0.6%
Wipro, Ltd.	880,456	11,769,788	0.5%
Other Securities		151,180,507	6.1%
TOTAL COMMON STOCKS		301,410,977	12.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,647	0.0%
TOTAL — INDIA		301,413,624	12.5%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDONESIA — (2.9%)
COMMON STOCKS — (2.9%)
PT Astra International Tbk	8,046,961	$13,972,098	0.6%
PT Telekomunikasi Indonesia Tbk	33,437,640	36,350,995	1.5%
Other Securities		23,004,083	0.9%
TOTAL COMMON STOCKS		73,327,176	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,351	0.0%
TOTAL — INDONESIA		73,328,527	3.0%
ISRAEL — (3.8%)
COMMON STOCKS — (3.8%)
Bank Hapoalim B.M.	2,309,640	11,150,108	0.5%
Teva Pharmaceutical Industries, Ltd. ADR	733,786	23,525,179	1.0%
Other Securities		59,815,282	2.4%
TOTAL — ISRAEL		94,490,569	3.9%
MALAYSIA — (4.7%)
COMMON STOCKS — (4.7%)
Other Securities		116,497,609	4.8%
MEXICO — (12.3%)
COMMON STOCKS — (12.3%)
America Movil S.A. de C.V. ADR	376,240	16,731,393	0.7%
# America Movil S.A. de C.V. Series L	29,043,100	64,571,953	2.7%
* America Telecom S.A. de C.V. Series A	4,083,841	35,954,280	1.5%
*# Carso Global Telecom S.A. de C.V. Telecom Series A1	3,638,671	11,280,158	0.5%
# Cementos de Mexico S.A.B de C.V. Series B	4,243,502	13,506,758	0.6%
Cemex S.A.B. de C.V. ADR	486,322	15,824,918	0.7%
# Telefonos de Mexico S.A. de C.V.	12,016,800	15,743,632	0.7%
# Wal-Mart de Mexico S.A. de C.V. Series V	11,125,875	41,632,385	1.7%
Other Securities		92,560,345	3.6%
TOTAL — MEXICO		307,805,822	12.7%
PHILIPPINES — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		27,804,096	1.2%
POLAND — (2.5%)
COMMON STOCKS — (2.5%)
Bank Pekao SA	156,792	11,561,775	0.5%
Other Securities		49,815,118	2.0%
TOTAL — POLAND		61,376,893	2.5%
SOUTH AFRICA — (11.4%)
COMMON STOCKS — (11.4%)
Anglo American Platinum Corp., Ltd.	223,876	25,927,548	1.1%
AngloGold Ashanti, Ltd.	402,684	19,369,524	0.8%
FirstRand, Ltd.	7,981,316	22,016,939	0.9%
Impala Platinum Holdings, Ltd.	598,624	15,132,555	0.6%
MTN Group, Ltd.	2,008,598	20,537,485	0.8%
Standard Bank Group, Ltd.	1,600,411	19,675,430	0.8%
Telkom South Africa, Ltd.	710,238	13,354,001	0.5%
Other Securities		147,315,801	6.2%
TOTAL — SOUTH AFRICA		283,329,283	11.7%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SOUTH KOREA — (11.4%)
COMMON STOCKS — (11.4%)
Kookmin Bank	161,175	$12,584,329	0.5%
Korea Electric Power Corp.	495,290	20,710,601	0.9%
POSCO	46,060	14,482,536	0.6%
Samsung Electronics Co., Ltd.	77,768	53,300,262	2.2%
SK Telecom Co., Ltd.	56,085	13,078,587	0.5%
Other Securities		170,243,958	7.1%
TOTAL — SOUTH KOREA		284,400,273	11.8%
TAIWAN — (11.7%)
COMMON STOCKS — (11.7%)
Cathay Financial Holdings Co., Ltd.	8,465,487	19,049,621	0.8%
Hon Hai Precision Industry Co., Ltd.	3,835,006	27,883,038	1.2%
Nan Ya Plastic Corp.	6,878,218	11,074,325	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	21,327,076	43,270,478	1.8%
Other Securities		190,420,384	7.8%
TOTAL COMMON STOCKS		291,697,846	12.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		9,424	0.0%
TOTAL — TAIWAN		291,707,270	12.1%
THAILAND — (1.8%)
COMMON STOCKS — (1.8%)
Other Securities		44,217,755	1.8%
TURKEY — (3.4%)
COMMON STOCKS — (3.4%)
Akbank T.A.S.	3,155,889	17,672,426	0.7%
Turkiye Garanti Bankasi A.S.	3,760,431	12,433,371	0.5%
Turkiye Is Bankasi A.S.	3,364,999	13,973,664	0.6%
Other Securities		41,706,133	1.8%
TOTAL — TURKEY		85,785,594	3.6%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (3.4%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $87,649,939 FHLMC, rates ranging from 6.000% to 6.2529%(r), maturities ranging from 03/15/29 to 09/01/36 & FNMA 5.253%(r), 08/01/35, valued at $78,574,232) to be repurchased at $77,043,295	$77,032	77,031,933	3.2%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $5,615,000 FNMA 6.500%, 09/01/36, valued at $5,688,166) to be repurchased at $5,573,784	5,573	5,572,962	0.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,604,000 FHLMC 5.82%, 06/01/36, valued at $3,501,306) to be repurchased at $3,449,497	3,449	3,449,000	0.2%
TOTAL TEMPORARY CASH INVESTMENTS		86,053,895	3.6%
TOTAL INVESTMENTS — (100.0%) (Cost $1,348,814,342)		$2,494,837,269	103.3%

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		$2,484,170	0.3%
BRAZIL — (9.8%)
COMMON STOCKS — (1.0%)
Copesul Companhia Petroquimica do Sul	269,500	4,729,009	0.5%
* Perdigao SA	311,716	3,750,671	0.4%
Other Securities		1,245,488	0.2%
TOTAL COMMON STOCKS		9,725,168	1.1%
PREFERRED STOCKS — (8.8%)
Companhia Paranaense de Energia-Copel Series B	478,800,000	5,285,598	0.6%
* Eletropaulo Metropolita SA Preferred A	69,600,000	3,005,820	0.3%
Embratel Participacoes SA	1,226,600,000	3,988,575	0.4%
Klabin SA	1,681,000	4,037,506	0.4%
Lojas Americanas SA	103,190,369	4,985,548	0.6%
Metalurgica Gerdau SA	164,929	3,172,883	0.4%
* Net Servicos de Comunicacao SA	396,793	4,037,575	0.4%
Sadia SA	1,138,000	3,621,626	0.4%
Suzano Papel e Celullose SA	456,934	4,362,506	0.5%
Tim Participacoes SA	1,526,730,372	5,161,971	0.6%
Ultrapar Participacoes SA	137,030	3,098,207	0.3%
* Vivo Participacoes SA	1,265,412	4,851,233	0.5%
Weg SA	1,335,100	8,016,767	0.9%
Other Securities		26,202,481	3.0%
TOTAL PREFERRED STOCKS		83,828,296	9.3%
TOTAL — BRAZIL		93,553,464	10.4%
CHILE — (1.7%)
COMMON STOCKS — (1.7%)
Corpbanca SA	466,016,129	2,526,044	0.3%
Other Securities		13,545,485	1.5%
TOTAL COMMON STOCKS		16,071,529	1.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		26,411	0.0%
TOTAL — CHILE		16,097,940	1.8%
HUNGARY — (1.0%)
COMMON STOCKS — (1.0%)
BorsodChem NYRT	231,441	3,549,644	0.4%
Other Securities		6,213,858	0.7%
TOTAL — HUNGARY		9,763,502	1.1%
INDIA — (10.7%)
COMMON STOCKS — (10.7%)
Unitech, Ltd.	229,980	2,495,131	0.3%
Other Securities		100,230,784	11.1%
TOTAL COMMON STOCKS		102,725,915	11.4%
PREFERRED STOCKS — (0.0%)
Other Securities		22,338	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		9,143	0.0%
TOTAL — INDIA		102,757,396	11.4%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDONESIA — (3.0%)
COMMON STOCKS — (3.0%)
PT Astra Agro Lestari Tbk	4,215,000	$4,890,972	0.6%
Other Securities		23,535,275	2.5%
TOTAL — INDONESIA		28,426,247	3.1%
ISRAEL — (4.6%)
COMMON STOCKS — (4.6%)
Ormat Industries, Ltd.	238,897	2,679,633	0.3%
Other Securities		40,673,418	4.5%
TOTAL COMMON STOCKS		43,353,051	4.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		44,993	0.0%
TOTAL — ISRAEL		43,398,044	4.8%
MALAYSIA — (7.9%)
COMMON STOCKS — (7.9%)
Other Securities		74,917,787	8.3%
PREFERRED STOCKS — (0.0%)
Other Securities		15,760	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,353	0.0%
TOTAL — MALAYSIA		74,935,900	8.3%
MEXICO — (6.9%)
COMMON STOCKS — (6.9%)
Consorcio Ara S.A. de C.V.	1,015,200	5,984,759	0.7%
# Controladora Comercial Mexicana S.A. de C.V. Series B	2,191,700	4,270,219	0.5%
* Corporacion Geo S.A. de C.V. Series B	2,382,300	10,313,409	1.1%
Embotelladora Arca S.A. de C.V., Mexico	1,840,400	6,032,121	0.7%
* Empresas ICA S.A.B. de C.V	1,694,008	6,130,669	0.7%
Gruma S.A. de C.V. Series B	1,069,600	3,651,808	0.4%
Grupo Aeroportuario del Sureste S.A.B. de C.V.	641,200	2,830,163	0.3%
Grupo Cementos de Chihuahua S.A. de C.V.	730,200	2,925,161	0.3%
Industrias Penoles S.A. de C.V.	285,400	2,546,451	0.3%
* Industrias S.A. de C.V. Series B	1,417,248	6,425,849	0.7%
# TV Azteca S.A. de C.V. Series A	6,581,300	4,362,127	0.5%
Other Securities		9,982,697	1.0%
TOTAL COMMON STOCKS		65,455,433	7.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		4,910	0.0%
TOTAL — MEXICO		65,460,343	7.2%
PHILIPPINES — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		13,128,704	1.5%
POLAND — (4.4%)
COMMON STOCKS — (4.4%)
* Cersanit SA	232,969	3,335,738	0.4%
* Echo Investment SA	118,198	3,640,980	0.4%
Grupa Kety SA	38,011	2,529,226	0.3%
Orbis SA	131,096	2,520,113	0.3%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Prokom Software SA	65,251	$2,934,487	0.3%
Other Securities		26,431,882	2.9%
TOTAL COMMON STOCKS		41,392,426	4.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		280,581	0.0%
TOTAL — POLAND		41,673,007	4.6%
SOUTH AFRICA — (11.8%)
COMMON STOCKS — (11.8%)
Aeci, Ltd.	352,906	3,239,569	0.4%
* African Rainbow Minerals, Ltd.	458,487	4,867,820	0.5%
Aveng, Ltd.	1,002,160	4,580,804	0.5%
Ellerine Holdings, Ltd.	255,500	2,623,862	0.3%
Investec, Ltd.	308,670	3,559,205	0.4%
Johnic Communications, Ltd.	323,673	3,453,372	0.4%
* Lewis Group, Ltd.	305,911	2,510,323	0.3%
Metropolitan Holdings, Ltd.	1,590,092	3,054,365	0.3%
Murray & Roberts Holdings, Ltd.	651,864	3,547,534	0.4%
Northam Platinum, Ltd.	483,417	2,846,210	0.3%
Reunert, Ltd.	278,728	3,102,449	0.3%
Sun International, Ltd.	237,817	3,869,301	0.4%
Tongaat-Hulett Group, Ltd.	230,678	3,140,920	0.4%
Truworths International, Ltd.	1,011,805	4,218,702	0.5%
Other Securities		63,359,909	7.0%
TOTAL — SOUTH AFRICA		111,974,345	12.4%
SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
Other Securities		114,097,056	12.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,214	0.0%
TOTAL — SOUTH KOREA		114,104,270	12.6%
TAIWAN — (11.9%)
COMMON STOCKS — (11.9%)
Other Securities		112,834,787	12.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		19,127	0.0%
TOTAL — TAIWAN		112,853,914	12.5%
THAILAND — (3.7%)
COMMON STOCKS — (3.7%)
Other Securities		34,735,552	3.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		54,693	0.0%
TOTAL — THAILAND		34,790,245	3.8%
TURKEY — (4.0%)
COMMON STOCKS — (4.0%)
Other Securities		37,719,442	4.2%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (4.9%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $40,137,928 FHLMC 6.000%, 06/15/32 & 6.2529%(r), 09/01/36 & FNMA 6.000%, 10/01/26, valued at $41,304,738) to be repurchased at $40,500,741	$40,495	$40,494,768	4.5%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $8,640,000 FNMA 5.500%, 11/01/34, valued at $5,827,210) to be repurchased at $5,712,318	5,711	5,711,476	0.6%
TOTAL TEMPORARY CASH INVESTMENTS		46,206,244	5.1%
TOTAL INVESTMENTS — (100.0%) (Cost $674,183,684)		$949,327,177	105.1%

See accompanying Notes to Financial Statements.

THE DFA ONE-YEAR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
CANADA — (2.2%)
BONDS — (2.2%)
Ontario, Province of 2.650%, 12/15/06	$52,684	$52,634,319
GERMANY — (2.3%)
BONDS — (2.3%)
KFW International Finance, Inc. 4.750%, 01/24/07	53,371	53,316,081
Landwirtschaftliche Rentenbank 4.875%, 03/12/07	2,000	1,998,386
TOTAL — GERMANY		55,314,467
SWEDEN — (2.5%)
BONDS — (2.5%)
Swedish Export Credit Corp. 2.875%, 01/26/07	60,000	59,796,840
UNITED KINGDOM — (1.1%)
BONDS — (1.1%)
BP Capital Markets P.L.C. 2.750%, 12/29/06	25,947	25,901,774
UNITED STATES — (91.9%)
AGENCY OBLIGATIONS — (9.7%)
Federal Farm Credit Bank 2.550%, 02/27/07	26,500	26,327,140
Federal Home Loan Bank 3.875%, 12/01/06	45,000	45,000,000
2.750%, 12/15/06	20,000	19,980,620
Federal Home Loan Mortgage Corporation 2.875%, 12/15/06	33,000	32,969,607
2.375%, 02/15/07	19,000	18,890,199
Federal Home Loan Mortgage Corporation Discount Note 4.480%, 12/01/06	45,000	45,000,000
Federal National Mortgage Association Discount Note 4.480%, 12/01/06	45,000	45,000,000
TOTAL AGENCY OBLIGATIONS		233,167,566
BONDS — (10.3%)
Bank of America Corp. 5.250%, 02/01/07	35,500	35,487,468
Citigroup, Inc. 5.000%, 03/06/07	37,931	37,891,628
General Electric Capital Corp. 2.800%, 01/15/07	39,500	39,391,928
5.375%, 03/15/07	18,515	18,518,166
Landesbank Baden-Wuerttemberg 4.150%, 03/30/07	51,000	50,751,477
Wells Fargo & Co. 5.125%, 02/15/07	67,048	67,004,821
TOTAL BONDS		249,045,488

	Face Amount	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (2.8%)
Barclay Capital 5.480%, 12/18/06	$67,000	$67,003,082
COMMERCIAL PAPER — (69.1%)
ABN-AMRO North American Finance 5.230%, 12/11/06	16,000	15,976,685
Bank of America Corp. 5.240%, 12/01/06	3,700	3,700,000
5.250%, 12/06/06	6,775	6,770,032
5.250%, 12/18/06	10,400	10,374,119
5.260%, 12/26/06	3,900	3,885,727
Barton Capital Corp. 5.260%, 01/11/07	34,400	34,192,475
5.260%, 01/18/07	15,000	14,894,040
5.370%, 02/09/07	17,009	16,834,275
BASF AG 5.300%, 12/01/06	49,000	49,000,000
Beta Finance Corp. 5.250%, 01/23/07	15,000	14,883,069
5.250%, 01/25/07	18,000	17,854,443
British Columbia, Province of 5.380%, 01/17/07	17,000	16,883,324
CBA (DE) Finance, Inc. 5.250%, 12/14/06	33,000	32,937,521
5.250%, 12/18/06	13,000	12,967,833
5.220%, 12/29/06	6,011	5,986,502
CC (USA), Inc. 5.265%, 01/02/07	51,600	51,357,320
Ciesco L.P. 5.260%, 12/04/06	24,120	24,109,327
5.260%, 12/06/06	11,000	10,991,887
5.260%, 12/15/06	1,000	997,942
5.260%, 01/11/07	28,700	28,526,861
Danske Corp.
5.250%, 12/06/06	51,600	51,562,373
Deutsche Bank Financial
5.250%, 12/19/06	37,100	37,002,798
Dexia Delaware LLC 5.225%, 12/06/06	48,000	47,964,998
5.255%, 12/20/06	18,000	17,950,219
Electricite de France 5.41%, 01/24/07	18,500	18,354,368
Govco, Inc. 5.270%, 12/11/06	4,200	4,193,813
5.430%, 12/26/06	8,000	7,970,578
5.250%, 01/25/07	7,000	6,943,394
5.250%, 02/12/07	10,000	9,892,913
5.250%, 02/26/07	38,200	37,713,305
HBOS Treasury Services P.L.C. 5.265%, 12/06/06	32,000	31,976,666
5.255%, 12/15/06	16,000	15,967,389
5.250%, 12/19/06	1,200	1,196,856
5.255%, 02/20/07	15,000	14,823,150

THE DFA ONE-YEAR FIXED INCOME SERIES

CONTINUED

	Face Amount	Value†
	(000)
Hewlett-Packard Co. 5.270%, 12/20/06	$20,700	$20,642,425
5.255%, 01/04/07	33,800	33,631,612
5.250%, 01/09/07	12,000	11,931,334
Ixis Commercial Paper 5.250%, 12/08/06	6,000	5,993,875
5.040%, 01/03/07	49,200	48,963,496
5.310%, 01/04/07	3,500	3,482,662
5.250%, 02/05/07	8,300	8,220,264
Kittyhawk Funding Corp. 5.250%, 12/15/06	32,080	32,013,841
5.260%, 12/20/06	21,600	21,539,501
Lloyds TSB Bank P.L.C. 5.245%, 01/29/07	56,200	55,717,276
MetLife Funding, Inc. 5.240%, 01/16/07	18,000	17,879,044
5.240%, 01/17/07	10,000	9,931,367
Metlife Inc 5.250%, 01/12/07	38,000	37,765,654
Nestle Capital Corp. 5.110%, 12/01/06	26,000	26,000,000
5.350%, 12/05/06	40,000	39,976,668
New Center Asset Trust 5.255%, 12/05/06	22,000	21,987,020
5.260%, 12/05/06	3,600	3,597,876
5.270%, 12/06/06	40,000	39,970,332
Nordea North America, Inc. 5.220%, 01/03/07	10,000	9,951,655
5.015%, 01/05/07	56,000	55,712,698
Oesterreichische Kontrollbank AG 5.245%, 12/18/06	65,000	64,839,164
Sheffield Receivables Corp. 5.260%, 12/13/06	15,600	15,572,399
5.260%, 12/18/06	10,000	9,974,958
5.260%, 12/20/06	22,000	21,938,380
Sigma Finance Corp. 5.250%, 01/29/07	18,000	17,843,915
5.080%, 02/05/07	47,000	46,544,523

	Face Amount	Value†
	(000)
Societe Generale North America 5.240%, 12/18/06	$35,000	$34,913,396
5.245%, 12/18/06	4,000	3,990,102
5.330%, 01/25/07	10,000	9,919,838
Swedish Export Credit Corp. 5.250%, 01/09/07	6,000	5,965,862
Swedish Housing Finance Corp. 5.060%, 02/05/07	40,000	39,615,732
5.240%, 02/06/07	22,000	21,785,452
5.250%, 02/06/07	5,000	4,951,239
UBS Finance Delaware, Inc. 5.250%, 12/01/06	4,200	4,200,000
5.250%, 12/11/06	7,539	7,528,014
5.355%, 12/18/06	10,000	9,975,256
5.000%, 01/05/07	14,000	13,928,583
5.325%, 01/24/07	30,000	29,763,840
Westpac Banking Corp. 5.260%, 12/13/06	52,000	51,909,104
Windmill Funding Corp. 5.260%, 12/01/06	3,750	3,750,000
5.260%, 12/27/06	1,048	1,043,985
5.250%, 01/03/07	17,000	16,917,377
5.250%, 01/04/07	6,000	5,969,950
5.245%, 01/26/07	40,000	39,670,036
TOTAL COMMERCIAL PAPER		1,664,055,907
TOTAL — UNITED STATES		2,213,272,043
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,648,000 FHLMC 5.82%, 06/01/36, valued at $1,601,041) to be repurchased at $1,577,227	1,577	1,577,000
TOTAL INVESTMENTS — (100.0%) (Cost $2,409,402,257)		$2,408,496,443

See accompanying Notes to Financial Statements.

THE DFA TWO-YEAR GLOBAL FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount^	Value†
	(000)
AUSTRIA — (3.5%)
BONDS — (3.5%)
Bundes Immobiliengesell (f) 3.500%, 08/22/08	19,200	$16,309,041
Oesterreichische Kontrollbank AG (f) 2.000%, 11/26/07	13,000	10,825,386
(f) 3.500%, 02/18/08	54,475	46,160,699
(f) 1.500%, 03/27/08	21,000	17,366,425
TOTAL — AUSTRIA		90,661,551
BELGIUM — (0.8%)
BONDS — (0.8%)
Belgium, Kingdom of 5.750%, 03/28/08	16,000	21,733,928
CANADA — (2.1%)
BONDS — (2.1%)
British Columbia, Province of (f) 2.125%, 03/26/08	20,000	16,664,219
Canadian Government (e) 4.875%, 07/07/08	28,700	38,681,202
TOTAL — CANADA		55,345,421
DENMARK — (2.8%)
BONDS — (2.8%)
Denmark, Kingdom of 7.000%, 11/15/07	400,000	73,160,471
FRANCE — (8.3%)
BONDS — (8.3%)
Caisse D'Amortissement de la Dette Sociale SA 6.250%, 10/25/07	27,104	36,634,353
(g) 4.625%, 12/07/07	17,500	34,205,317
Caisse Nationale D'Autoroutes (f) 3.375%, 02/27/08	5,000	4,230,658
ERAP 3.375%, 04/25/08	44,850	59,147,782
French Treasury Note 3.500%, 01/12/08	50,000	66,077,554
Total Capital SA (f) 2.500%, 10/01/07	5,000	4,180,516
3.500%, 01/28/08	9,000	11,870,443
TOTAL — FRANCE		216,346,623
GERMANY — (12.9%)
BONDS — (12.9%)
Bayerische Landesbank (g) 5.250%, 12/07/07	8,546	16,785,013
3.250%, 02/28/08	19,600	25,768,722
Bundesschatzanweisungen 2.750%, 12/14/07	42,000	55,099,657
Depfa Deutsche Pfandbriefbank AG (f) 1.750%, 02/18/08	14,640	12,137,615

	Face Amount^	Value†
	(000)
KFW-Kreditanstalt Fuer Wiederaufbau AG (g) 5.375%, 12/07/07	1,500	$2,952,065
Kreditanstalt Fuer Wiederaufbau 3.000%, 11/15/07	51,000	67,048,361
Landesbank Hessen-Thuringen Girozentrale
(g) 5.125%, 12/07/07	4,000	7,848,434
Landeskreditbank Baden- Wuerttemberg Foerderbank (u) 4.875%, 01/30/07	53,000	52,943,820
3.000%, 07/04/08	17,000	22,251,338
Landwirtschaftliche Rentenbank 5.000%, 08/17/07	22,000	29,368,102
(f) 1.750%, 02/12/08	10,000	8,301,277
3.000%, 03/14/08	10,000	13,115,271
(j) 0.650%, 09/30/08	2,536,000	21,864,590
TOTAL — GERMANY		335,484,265
IRELAND — (1.3%)
BONDS — (1.3%)
General Electric Capital Euro Funding 2.750%, 04/18/08	25,000	32,635,679
NETHERLANDS — (8.2%)
BONDS — (8.2%)
Bank Nederlandse Gemeenten (j) 0.800%, 09/22/08	8,300,000	71,771,499
Netherlands, Government of 2.500%, 01/15/08	53,000	69,300,296
Rabobank Nederland NV 3.625%, 01/22/08	50,000	66,177,807
(j) 0.200%, 06/20/08	900,000	7,704,670
TOTAL — NETHERLANDS		214,954,272
NORWAY — (2.3%)
BONDS — (2.3%)
Eksportfinans ASA (e) 3.500%, 04/16/08	45,000	59,354,481
SPAIN — (0.5%)
BONDS — (0.5%)
Instituto de Credito Oficial 2.500%, 07/30/07	10,000	13,140,884
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (8.5%)
BONDS — (8.5%)
Council of Europe Development Bank (u) 4.875%, 01/23/07	53,000	52,954,473
Eurofima (s) 5.625%, 02/05/08	89,000	13,280,622
European Investment Bank (e) 5.000%, 04/15/08	50,000	67,327,405
Inter-American Development Bank (f) 3.000%, 10/22/07	60,260	50,655,459

THE DFA TWO-YEAR GLOBAL FIXED INCOME SERIES

CONTINUED

	Face Amount^	Value†
	(000)
World Bank (International Bank for Reconstruction & Development) (g) 7.125%, 07/30/07	5,000	$9,958,318
(j) 2.000%, 02/18/08	3,190,000	27,964,909
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		222,141,186
SWEDEN — (4.4%)
BONDS — (4.4%)
Swedish Export Credit Corp. (u) 2.875%, 01/26/07	35,000	34,881,490
Swedish Government 6.500%, 05/05/08	523,000	79,515,243
TOTAL — SWEDEN		114,396,733
UNITED KINGDOM — (5.5%)
BONDS — (5.5%)
Bank of England Euro Note (e) 2.500%, 01/28/08	57,550	75,186,935
BP Capital Markets P.L.C. (u) 2.750%, 12/29/06	15,066	15,039,740
5.000%, 12/27/07	4,025	7,877,453
GlaxoSmithKline Capital P.L.C. (e) 3.375%, 04/15/08	12,000	15,797,889
HBOS Treasury Services P.L.C. (e) 3.750%, 01/23/08	12,700	16,797,305
Nework Rail Infrastructure Finance P.L.C. 4.500%, 03/14/08	6,000	11,691,387
TOTAL — UNITED KINGDOM		142,390,709
UNITED STATES — (37.2%)
AGENCY OBLIGATIONS — (6.8%)
Federal Home Loan Mortgage Corporation (e) 3.500%, 02/15/08	73,000	96,329,179
Federal National Mortgage Association (t) 6.375%, 08/15/07	65,000	51,227,032
(j) 1.750%, 03/26/08	3,410,000	29,870,751
TOTAL AGENCY OBLIGATIONS		177,426,962
BONDS — (12.4%)
Bank of America Corp. 5.250%, 02/01/07	57,700	57,679,632
Citigroup, Inc. (e) 4.625%, 11/14/07	13,000	17,337,798
(f) 1.500%, 04/07/08	25,000	20,640,083
General Electric Capital Corp. (j) 0.550%, 10/14/08	3,688,000	31,662,319
Landesbank Baden-Wuerttemberg 4.150%, 03/30/07	53,000	52,741,731
Pfizer, Inc. (j) 0.800%, 03/18/08	8,539,000	73,739,840
Toyota Motor Credit Corp. (f) 2.000%, 11/13/07	22,900	19,076,499
(j) 0.750%, 06/09/08	5,956,000	51,440,637
TOTAL BONDS		324,318,539

	Face Amount^	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (1.9%)
Wells Fargo Bank NA 4.850%, 01/30/07	50,000	$49,917,795
COMMERCIAL PAPER — (16.1%)
Abbey National North America 5.250%, 12/01/06	50,000	50,000,000
Beta Finance Corp. 5.255%, 02/15/07	32,000	31,643,373
CC (USA), Inc. 5.260%, 01/23/07	4,500	4,464,921
Ciesco L.P. 5.260%, 01/04/07	11,500	11,442,513
5.260%, 01/16/07	50,000	49,661,455
Danske Corp. 5.260%, 12/04/06	70,000	69,969,375
HBOS Treasury Services P.L.C. 5.270%, 01/04/07	9,200	9,154,427
Hewlett-Packard Co. 5.270%, 12/20/06	20,700	20,642,425
Ixis Commercial Paper 5.250%, 12/14/06	11,400	11,378,416
5.260%, 01/12/07	29,000	28,822,172
5.270%, 01/12/07	22,100	21,964,483
New Center Asset Trust 5.270%, 12/06/06	18,000	17,986,649
Sigma Finance Corp. 5.310%, 12/13/06	15,000	14,973,510
5.250%, 01/22/07	12,600	12,503,631
UBS Finance Delaware, Inc. 5.235%, 12/04/06	9,200	9,195,975
5.255%, 01/02/07	4,800	4,777,630
5.220%, 01/05/07	50,000	49,744,940
TOTAL COMMERCIAL PAPER		418,325,895
TOTAL — UNITED STATES		969,989,191
TEMPORARY CASH INVESTMENTS — (1.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collaterallized by $45,817,000 FHLMC 5.82%, 06/01/36, valued at $44,511,467) to be repurchased at $43,859,322	43,853	43,853,000
TOTAL INVESTMENTS — (100.0%) (Cost $2,532,412,532)		$2,605,588,394

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The U.S. Large Company Series	The Enhanced U.S. Large Company Series	The U.S. Large Cap Value Series	The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
ASSETS:
Investments at Value (including $862,281, $0, $1,570,015 and $19,243 of securities on loan, respectively)	$4,876,285	$347,488	$8,798,548	$211,538
Temporary Cash Investments at Value	949,766	1,762	1,687,547	27,766
Foreign Currencies at Value	—	5,196	—	—
Cash	2,568	—	6,460	260
Receivables:
Investment Securities Sold	1,809	5,297	—	509
Dividends, Interest, and Tax Reclaims	10,766	3,599	18,338	218
Securities Lending Income	122	—	257	12
Fund Shares Sold	3,064	366	14,396	10
Fund Margin Variation	29	166	—	—
Unrealized Gain on Swap Contracts	—	302	—	—
Prepaid Expenses and Other Assets	55	6	3	—
Total Assets	5,844,464	364,182	10,525,549	240,313
LIABILITIES:
Payables:
Upon Return of Securities Loaned	888,901	—	1,623,528	20,146
Investment Securities Purchased	503	10,349	30,687	4,479
Fund Shares Redeemed	1,723	—	33	—
Deferred Revenue	—	—	3,980	260
Due to Advisor	102	14	725	17
Unrealized Loss on Forward Currency Contracts	—	6,388	—	—
Accrued Expenses and Other Liabilities	255	148	290	14
Total Liabilities	891,484	16,899	1,659,243	24,916
NET ASSETS	$4,952,980	$347,283	$8,866,306	$215,397
SHARES OUTSTANDING $0.01 PAR VALUE (1)	N/A	34,211,764	378,204,771	16,170,076
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	$10.15	$23.44	$13.32
Investments at Cost	$3,266,906	$337,488	$6,926,849	$188,539
Temporary Cash Investments at Cost	$949,766	$1,762	$1,687,547	$27,766
Foreign Currencies at Cost	$—	$5,172	$—	$—
NET ASSETS CONSIST OF:
Paid-In Capital	N/A	$310,823	$6,515,417	$168,696
Accumulated Net Investment Income (Loss)	N/A	7,107	1,485	72
Accumulated Net Realized Gain (Loss) of Investment Securities, Futures and Swap Contracts	N/A	5,916	477,705	23,630
Accumulated Net Realized Foreign Exchange Gain (Loss)	N/A	(790)	—	—
Unrealized Appreciation (Depreciation) of Investment Securities, Futures, Swap Contracts, and Foreign Currency	N/A	30,452	1,871,699	22,999
Unrealized Net Foreign Exchange Gain (Loss)	N/A	(6,225)	—	—
NET ASSETS	N/A	$347,283	$8,866,306	$215,397
(1) NUMBER OF SHARES AUTHORIZED	N/A	Unlimited	Unlimited	Unlimited

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The U.S. Small Cap Value Series	The U.S. Small Cap Series	The U.S. Micro Cap Series	The DFA International Value Series
ASSETS:
Investments at Value (including $974,489, $617,596, $608,615, and $763,064 of securities on loan, respectively)	$9,362,258	$3,597,175	$4,786,221	$7,416,695
Temporary Cash Investments at Value	1,129,385	666,693	688,354	831,470
Foreign Currencies at Value	—	—	—	5,903
Cash	9,291	—	4,061	15
Receivables:
Investment Securities Sold	19,583	2,617	810	2,387
Dividends, Interest, and Tax Reclaims	6,511	1,902	2,400	14,972
Securities Lending Income	777	654	1,403	240
Fund Shares Sold	137	2,438	5,428	9,029
Prepaid Expenses and Other Assets	3	3	21	2
Total Assets	10,527,945	4,271,482	5,488,698	8,280,713
LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,034,125	650,450	658,564	809,429
Investment Securities Purchased	45,251	2,297	3,485	12,511
Fund Shares Redeemed	2,252	—	—	10
Due to Advisor	1,545	89	397	1,202
Accrued Expenses and Other Liabilities	360	142	206	309
Total Liabilities	1,083,533	652,978	662,652	823,461
NET ASSETS	$9,444,412	$3,618,504	$4,826,046	$7,457,252
SHARES OUTSTANDING $0.01 PAR VALUE (1)	368,409,744	201,971,718	393,939,468	338,026,799
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$25.64	$17.92	$12.25	$22.06
Investments at Cost	$7,396,832	$3,017,383	$3,866,772	$5,103,318
Temporary Cash Investments at Cost	$1,129,385	$666,693	$688,354	$831,470
Foreign Currencies at Cost	$—	$—	$—	$5,836
NET ASSETS CONSIST OF:
Paid-In Capital	$6,533,575	$2,803,052	$3,470,322	$4,950,489
Accumulated Net Investment Income (Loss)	1,847	819	1,039	(7,523)
Accumulated Net Realized Gain (Loss) of Investment Securities	943,564	234,841	435,236	200,182
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	—	—	378
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	1,965,426	579,792	919,449	2,313,444
Unrealized Net Foreign Exchange Gain (Loss)	—	—	—	282
NET ASSETS	$9,444,412	$3,618,504	$4,826,046	$7,457,252
(1) NUMBER OF SHARES AUTHORIZED	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Japanese Small Company Series	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series
ASSETS:
Investments at Value (including $416,160, $229,423, $5,408, and $283,635 of securities on loan, respectively)	$1,371,085	$741,168	$1,116,170	$1,866,452
Temporary Cash Investments at Value	457,355	290,403	8,670	308,630
Foreign Currencies at Value	6,301	4,891	4,038	2,909
Cash	16	16	15	8
Receivables:
Investment Securities Sold	1,894	4,964	105	5,765
Dividends, Interest, and Tax Reclaims	4,983	1,578	1,762	1,882
Securities Lending Income	752	273	5	359
Fund Shares Sold	5,011	40	—	—
Prepaid Expenses and Other Assets	1	—	1	—
Total Assets	1,847,398	1,043,333	1,130,766	2,186,005
LIABILITIES:
Payables:
Upon Return of Securities Loaned	448,108	288,771	5,696	307,392
Investment Securities Purchased	13,360	4,832	7,113	2,958
Fund Shares Redeemed	23	—	—	217
Due to Advisor	111	60	90	151
Accrued Expenses and Other Liabilities	74	43	41	93
Total Liabilities	461,676	293,706	12,940	310,811
NET ASSETS	$1,385,722	$749,627	$1,117,826	$1,875,194
Investments at Cost	$1,335,464	$587,524	$713,649	$1,135,347
Temporary Cash Investments at Cost	$457,355	$290,403	$8,670	$308,630
Foreign Currencies at Cost	$6,291	$4,350	$3,923	$2,878

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Emerging Markets Series	The Emerging Markets Small Cap Series	The DFA One-Year Fixed Income Series	The DFA Two-Year Global Fixed Income Series
ASSETS:
Investments at Value (including $68,879, $39,664, $0, and $0 of securities on loan, respectively)	$2,408,783	$903,121	$2,406,919	$2,561,735
Temporary Cash Investments at Value	86,054	46,206	1,577	43,853
Foreign Currencies at Value	470	354	—	41,721
Cash	16	47	1	16
Receivables:
Investment Securities Sold	—	1,484	—	165,501
Dividends, Interest, and Tax Reclaims	3,478	552	8,797	41,769
Securities Lending Income	135	91	—	—
Fund Shares Sold	1,774	—	2,036	3,951
Prepaid Expenses and Other Assets	1	2	1	1
Total Assets	2,500,711	951,857	2,419,331	2,858,547
LIABILITIES:
Payables:
Upon Return of Securities Loaned	82,605	46,206	—	—
Investment Securities Purchased	—	50	—	236,474
Fund Shares Redeemed	—	75	—	—
Due to Advisor	195	145	100	106
Loan Payable	—	660	—	—
Unrealized Loss on Forward Currency Contracts	—	—	—	52,779
Deferred Thailand Capital Gains Tax	2,701	1,086	—	—
Accrued Expenses and Other Liabilities	239	106	100	414
Total Liabilities	85,740	48,328	200	289,773
NET ASSETS	$2,414,971	$903,529	$2,419,131	$2,568,774
SHARES OUTSTANDING $0.01 PAR VALUE (1)	N/A	N/A	241,884,268	252,209,535
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	N/A	$10.00	$10.19
Investments at Cost	$1,262,760	$627,977	$2,407,825	$2,488,560
Temporary Cash Investments at Cost	$86,054	$46,206	$1,577	$43,853
Foreign Currencies at Cost	$469	$354	$—	$41,475
NET ASSETS CONSIST OF:
Paid-In Capital	N/A	N/A	$2,425,302	$2,519,760
Accumulated Net Investment Income (Loss)	N/A	N/A	9,315	52,411
Accumulated Net Realized Gain (Loss) of Investment Securities	N/A	N/A	(14,580)	(26,470)
Accumulated Net Realized Foreign Exchange Gain (Loss)	N/A	N/A	—	1,152
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	N/A	N/A	(906)	73,421
Unrealized Net Foreign Exchange Gain (Loss)	N/A	N/A	—	(51,500)
NET ASSETS	N/A	N/A	$2,419,131	$2,568,774
(1) NUMBER OF SHARES AUTHORIZED	N/A	N/A	Unlimited	Unlimited

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The U.S. Large Company Series	The Enhanced U.S. Large Company Series	The U.S. Large Cap Value Series	The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
Investment Income
Dividends	$85,425	—	$121,542	$2,847
Interest	3,293	$11,821	4,025	86
Income from Securities Lending	993	—	2,231	139
Total Investment Income	89,711	11,821	127,798	3,072
Expenses
Investment Advisory Services Fees	1,122	164	7,124	189
Accounting & Transfer Agent Fees	462	52	720	39
S&P 500® Fees	84	6	—	—
Custodian Fees	74	38	200	11
Legal Fees	29	—	41	—
Audit Fees	60	4	92	2
Shareholders' Reports	40	3	57	—
Directors'/Trustees' Fees & Expenses	62	5	95	—
Other	68	6	96	10
Total Expenses	2,001	278	8,425	251
Net Investment Income (Loss)	87,710	11,543	119,373	2,821
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	(2,115)	477,934	24,094
Net Realized Gain (Loss) on Futures	6,769	8,831	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(790)	—	—
Net Realized Gain (Loss) on Swap Contracts	—	1,860	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	11,808	631,814	7,231
Futures	(1,050)	16,928	—	—
Swap Contracts	—	(613)	—	—
Translation of Foreign Currency Denominated Amounts	—	(5,635)	—	—
Net Realized and Unrealized Gain (Loss)	520,806	30,274	1,109,748	31,325
Net Increase (Decrease) in Net Assets Resulting from Operations	$608,516	$41,817	$1,229,121	$34,146

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The U.S. Small Cap Value Series	The U.S. Small Cap Series	The U.S. Micro Cap Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, and $14,345, respectively)	$109,271	$30,044	$34,457	$196,983
Interest	4,292	1,006	1,457	1,745
Income from Securities Lending	8,164	7,248	15,279	8,035
Total Investment Income	121,727	38,298	51,193	206,763
Expenses
Investment Advisory Services Fees	16,724	972	4,419	11,736
Accounting & Transfer Agent Fees	842	339	455	601
Custodian Fees	287	128	170	905
Legal Fees	50	20	28	30
Audit Fees	111	43	59	76
Shareholders' Reports	73	28	38	42
Directors'/Trustees' Fees & Expenses	114	44	61	78
Other	125	55	74	121
Total Expenses	18,326	1,629	5,304	13,589
Net Investment Income (Loss)	103,401	36,669	45,889	193,174
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	945,679	237,752	436,862	201,700
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	378
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	517,884	201,127	125,507	1,351,708
Translation of Foreign Currency Denominated Amounts	—	—	—	486
Net Realized and Unrealized Gain (Loss)	1,463,563	438,879	562,369	1,554,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,566,964	$475,548	$608,258	$1,747,446

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Japanese Small Company Series	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $1,173, $312, $0, and $4,335, respectively)	$15,583	$22,516	$24,916	$30,579
Interest	356	171	129	298
Income from Securities Lending	9,001	2,083	69	4,095
Total Investment Income	24,940	24,770	25,114	34,972
Expenses
Investment Advisory Services Fees	1,369	568	888	1,446
Accounting & Transfer Agent Fees	160	81	112	167
Custodian Fees	280	260	77	484
Legal Fees	8	3	4	7
Audit Fees	19	7	12	19
Shareholders' Reports	10	4	6	10
Directors'/Trustees' Fees & Expenses	19	7	12	19
Other	31	34	19	33
Total Expenses	1,896	964	1,130	2,185
Net Investment Income (Loss)	23,044	23,806	23,984	32,787
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	62,821	37,029	30,432	46,115
Net Realized Gain (Loss) on Foreign Currency Transactions	(83)	(442)	359	(3)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(135,957)	130,890	275,001	455,015
Translation of Foreign Currency Denominated Amounts	218	15	23	130
Net Realized and Unrealized Gain (Loss)	(73,001)	167,492	305,815	501,257
Net Increase (Decrease) in Net Assets Resulting from Operations	$(49,957)	$191,298	$329,799	$534,044

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Emerging Markets Series	The Emerging Markets Small Cap Series	The DFA One-Year Fixed Income Series	The DFA Two-Year Global Fixed Income Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $6,646, $1,810, $0 and $0, respectively)	$58,074	$19,095	—	—
Interest	430	159	$95,747	$74,299
Income from Securities Lending	289	239	—	—
Total Investment Income	58,793	19,493	95,747	74,299
Expenses
Investment Advisory Services Fees	2,146	1,431	1,136	1,163
Accounting & Transfer Agent Fees	236	95	243	254
Custodian Fees	1,783	833	62	239
Legal Fees	14	4	7	12
Audit Fees	34	19	30	31
Shareholders' Reports	17	4	19	18
Directors'/Trustees' Fees & Expenses	29	10	31	32
Other	83	27	32	30
Total Expenses	4,342	2,423	1,560	1,779
Net Investment Income (Loss)	54,451	17,070	94,187	72,520
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	28,277	65,664	(4,503)	(15,021)
Net Realized Gain (Loss) on Foreign Currency Transactions	(585)	(496)	—	1,152
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	484,776	160,217	16,421	91,272
Translation of Foreign Currency Denominated Amounts	(23)	6	—	(46,235)
Deferred Thailand Capital Gains Tax	902	(475)	—	—
Net Realized and Unrealized Gain (Loss)	513,347	224,916	11,918	31,168
Net Increase (Decrease) in Net Assets Resulting from Operations	$567,798	$241,986	$106,105	$103,688

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Large Company Series		The Enhanced U.S. Large Company Series		The U.S. Large Cap Value Series		The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$87,710	$72,280	$11,543	$7,946	$119,373	$75,708	$2,821	$1,582
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	(28,767)	(2,115)	(853)	477,934	200,126	24,094	17,330
Net Realized Gain (Loss) on Futures	6,769	5,427	8,831	19,024	—	—	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	(790)	1,331	—	—	—	—
Net Realized Gain (Loss) on Swap Contracts	—	—	1,860	1,285	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	274,881	11,808	(1,810)	631,814	400,320	7,231	2,075
Futures	(1,050)	(507)	16,928	(5,647)	—	—	—	—
Swap Contracts	—	—	(613)	(732)	—	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	(5,635)	(841)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	608,516	323,314	41,817	19,703	1,229,121	676,154	34,146	20,987
Distributions From:
Net Investment Income	—	—	(4,468)	(8,787)	(127,544)	(79,209)	(2,875)	(4,014)
Net Short-Term Gains	—	—	—	—	(14,160)	—	(4,164)	(10,061)
Net Long-Term Gains	—	—	(4,136)	—	(186,026)	(3,972)	(12,060)	(14,166)
Total Distributions	—	—	(8,604)	(8,787)	(327,730)	(83,181)	(19,099)	(28,241)
Capital Share Transactions (1):
Shares Issued	—	—	55,264	90,909	1,997,675	1,391,582	42,240	21,337
Shares Issued in Lieu of Cash Distributions	—	—	8,537	8,742	317,835	79,551	15,942	24,689
Shares Redeemed	—	—	(63,339)	(18,739)	(182,182)	(152,432)	(30,488)	(73,441)
Net Increase (Decrease) from Capital Share Transactions	—	—	462	80,912	2,133,328	1,318,701	27,694	(27,415)
Transactions in Interest:
Contributions	753,004	841,720	—	—	—	—	—	—
Withdrawals	(647,252)	(420,241)	—	—	—	—	—	—
Net Increase (Decrease) from Transactions in Interest	105,752	421,479	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	714,268	744,793	33,675	91,828	3,034,719	1,911,674	42,741	(34,669)
Net Assets
Beginning of Period	4,238,712	3,493,919	313,608	221,780	5,831,587	3,919,913	172,656	207,325
End of Period	$4,952,980	$4,238,712	$347,283	$313,608	$8,866,306	$5,831,587	$215,397	$172,656
(1) Shares Issued and Redeemed:
Shares Issued	N/A	N/A	5,851	10,210	92,566	71,023	3,386	1,820
Shares Issued in Lieu of Cash Distributions	N/A	N/A	916	962	15,344	4,005	1,403	2,171
Shares Redeemed	N/A	N/A	(6,751)	(2,093)	(8,564)	(7,495)	(2,474)	(6,321)
	N/A	N/A	16	9,079	99,346	67,533	2,315	(2,330)
Accumulated Net Investment Income (Loss)	N/A	N/A	$7,107	$586	$1,485	$9,656	$72	$126

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Small Cap Value Series		The U.S. Small Cap Series		The U.S. Micro Cap Series		The DFA International Value Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$103,401	$51,264	$36,669	$24,657	$45,889	$27,891	$193,174	$97,688
Net Realized Gain (Loss) on Investment Securities Sold	945,679	791,360	237,752	235,770	436,862	409,242	201,700	132,514
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—	—	—	378	(1,607)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	517,884	(60,062)	201,127	11,172	125,507	(55,490)	1,351,708	292,697
Translation of Foreign Currency Denominated Amounts	—	—	—	—	—	—	486	(566)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,566,964	782,562	475,548	271,599	608,258	381,643	1,747,446	520,726
Distributions From:
Net Investment Income	(104,797)	(92,273)	(37,137)	(29,151)	(46,539)	(30,958)	(202,210)	(111,684)
Net Short-Term Gains	(37,843)	(67,865)	(34,285)	(18,607)	(72,770)	(50,131)	(11,375)	(2,493)
Net Long-Term Gains	(678,973)	(512,160)	(153,072)	(94,497)	(336,642)	(217,324)	(115,307)	(104,987)
Total Distributions	(821,613)	(672,298)	(224,494)	(142,255)	(455,951)	(298,413)	(328,892)	(219,164)
Capital Share Transactions (1):
Shares Issued	899,678	978,174	463,046	573,230	516,783	467,796	1,589,921	1,219,383
Shares Issued in Lieu of Cash Distributions	795,998	652,819	221,851	141,201	443,063	290,416	307,948	211,691
Shares Redeemed	(523,514)	(509,260)	(211,846)	(270,466)	(238,645)	(105,344)	(226,869)	(168,981)
Net Increase (Decrease) from Capital Share Transactions	1,172,162	1,121,733	473,051	443,965	721,201	652,868	1,671,000	1,262,093
Total Increase (Decrease) in Net Assets	1,917,513	1,231,997	724,105	573,309	873,508	736,098	3,089,554	1,563,655
Net Assets
Beginning of Period	7,526,899	6,294,902	2,894,399	2,321,090	3,952,538	3,216,440	4,367,698	2,804,043
End of Period	$9,444,412	$7,526,899	$3,618,504	$2,894,399	$4,826,046	$3,952,538	$7,457,252	$4,367,698
(1) Shares Issued and Redeemed:
Shares Issued	37,774	44,122	27,493	36,505	44,880	42,103	80,546	74,612
Shares Issued in Lieu of Cash Distributions	36,792	29,950	14,136	9,104	41,073	26,103	16,678	13,315
Shares Redeemed	(22,249)	(22,661)	(12,687)	(16,851)	(20,711)	(9,278)	(11,688)	(10,303)
	52,317	51,411	28,942	28,758	65,242	58,928	85,536	77,624
Accumulated Net Investment Income (Loss)	$1,847	$3,243	$819	$1,287	$1,039	$1,689	$(7,523)	$1,082

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Japanese Small Company Series		The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$23,044	$12,930	$23,806	$15,428	$23,984	$15,787	$32,787	$18,511
Net Realized Gain (Loss) on Investment Securities Sold	62,821	24,072	37,029	15,727	30,432	14,748	46,115	98,606
Net Realized Gain (Loss) on Foreign Currency Transactions	(83)	(553)	(442)	33	359	(335)	(3)	(312)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(135,957)	202,804	130,890	77	275,001	30,824	455,015	17,382
Translation of Foreign Currency Denominated Amounts	218	(324)	15	(11)	23	(3)	130	(163)
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,957)	238,929	191,298	31,254	329,799	61,021	534,044	134,024
Transactions in Interest:
Contributions	334,524	327,851	171,488	96,480	158,726	215,506	375,913	232,255
Withdrawals	(50,274)	(20,483)	(9,082)	(14,810)	(13,737)	(11,252)	(16,701)	(38,985)
Net Increase (Decrease) from Transactions in Interest	284,250	307,368	162,406	81,670	144,989	204,254	359,212	193,270
Total Increase (Decrease) in Net Assets	234,293	546,297	353,704	112,924	474,788	265,275	893,256	327,294
Net Assets
Beginning of Period	1,151,429	605,132	395,923	282,999	643,038	377,763	981,938	654,644
End of Period	$1,385,722	$1,151,429	$749,627	$395,923	$1,117,826	$643,038	$1,875,194	$981,938

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series		The DFA One-Year Fixed Income Series		The DFA Two-Year Global Fixed Income Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$54,451	$54,628	$17,070	$9,988	$94,187	$60,850	$72,520	$55,719
Net Realized Gain (Loss) on Investment Securities Sold	28,277	36,298	65,664	14,368	(4,503)	(5,933)	(15,021)	(11,188)
Net Realized Gain (Loss) on Foreign Currency Transactions	(585)	(1,337)	(496)	(730)	—	—	1,152	10,253
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	484,776	317,021	160,217	60,507	16,421	(9,874)	91,272	(11,917)
Translation of Foreign Currency Denominated Amounts	(23)	(14)	6	(37)	—	—	(46,235)	(7,000)
Deferred Thailand Capital Gains Tax	902	73	(475)	(82)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	567,798	406,669	241,986	84,014	106,105	45,043	103,688	35,867
Distributions From:
Net Investment Income	—	—	—	—	(90,843)	(58,014)	(19,326)	(63,320)
Return of Capital	—	—	—	—	—	—	—	(4,594)
Total Distributions	—	—	—	—	(90,843)	(58,014)	(19,326)	(67,914)
Capital Share Transactions (1):
Shares Issued	—	—	—	—	1,068,203	819,589	511,783	390,509
Shares Issued in Lieu of Cash Distributions	—	—	—	—	89,382	55,892	19,113	67,700
Shares Redeemed	—	—	—	—	(707,260)	(648,450)	(114,719)	(65,059)
Net Increase (Decrease) from Capital Share Transactions	—	—	—	—	450,325	227,031	416,177	393,150
Transactions in Interest:
Contributions	455,977	397,412	181,431	230,557	—	—	—	—
Withdrawals	(461,369)	(111,778)	(65,159)	(7,165)	—	—	—	—
Net Increase (Decrease) from Transactions in Interest	(5,392)	285,634	116,272	223,392	—	—	—	—
Total Increase (Decrease) in Net Assets	562,406	692,303	358,258	307,406	465,587	214,060	500,539	361,103
Net Assets
Beginning of Period	1,852,565	1,160,262	545,271	237,865	1,953,544	1,739,484	2,068,235	1,707,132
End of Period	$2,414,971	$1,852,565	$903,529	$545,271	$2,419,131	$1,953,544	$2,568,774	$2,068,235
(1) Shares Issued and Redeemed:
Shares Issued	N/A	N/A	N/A	N/A	107,376	82,192	51,248	39,260
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	8,997	5,617	1,908	6,844
Shares Redeemed	N/A	N/A	N/A	N/A	(71,080)	(65,098)	(11,439)	(6,538)
	N/A	N/A	N/A	N/A	45,293	22,711	41,717	39,566
Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	$9,315	$5,971	$52,411	$5,229

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Company Series	The Enhanced U.S. Large Company Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	N/A	N/A	N/A	N/A	N/A	$9.17	$8.83	$7.94	$6.97	$8.41
Income From Investment Operations
Net Investment Income (Loss)	—	—	—	—	—	0.33	(A)	0.27	(A)	0.08	0.15	0.18
Net Gains (Losses) on Securities (Realized and Unrealized)	—	—	—	—	—	0.90	0.36	0.91	0.93	(1.46)
Total From Investment Operations	—	—	—	—	—	1.23	0.63	0.99	1.08	(1.28)
Less Distributions
Net Investment Income	—	—	—	—	—	(0.13)	(0.29)	(0.10)	(0.11)	(0.16)
Net Realized Gains	—	—	—	—	—	(0.12)	—	—	—	—
Return of Capital	—	—	—	—	—	—	—	—	—	—
Total Distributions	—	—	—	—	—	(0.25)	(0.29)	(0.10)	(0.11)	(0.16)
Net Asset Value, End of Period	N/A	N/A	N/A	N/A	N/A	$10.15	$9.17	$8.83	$7.94	$6.97
Total Return	14.25%	8.51%	12.77%	15.05%	(16.59)%	13.69%	7.21%	12.50%	15.71%	(15.34)%
Net Assets, End of Period (thousands)	$4,952,980	$4,238,712	$3,493,919	$3,000,997	$2,623,557	$347,283	$313,608	$221,780	$141,478	$101,407
Ratio of Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%	0.08%	0.17%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.87%	1.99%	1.75%	1.53%	3.52%	2.96%	1.59%	1.44%	2.61%
Portfolio Turnover Rate	4%	6%	2%	8%	11%	134%	57%	125%	138%	183%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Cap Value Series	The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$20.91	$18.55	$15.41	$13.01	$14.44	$12.46	$12.81	$11.26	$9.08	$10.21
Income From Investment Operations
Net Investment Income (Loss)	0.36	(A)	0.29	0.23	0.21	0.20	0.18	(A)	0.10	0.12	0.24	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	3.27	2.41	3.09	2.41	(1.43)	2.04	1.31	2.73	2.90	0.14
Total From Investment Operations	3.63	2.70	3.32	2.62	(1.23)	2.22	1.41	2.85	3.14	0.24
Less Distributions
Net Investment Income	(0.38)	(0.32)	(0.18)	(0.22)	(0.20)	(0.19)	(0.27)	(0.08)	(0.07)	(0.10)
Net Realized Gains	(0.72)	(0.02)	—	—	—	(1.17)	(1.49)	(1.22)	(0.89)	(1.27)
Total Distributions	(1.10)	(0.34)	(0.18)	(0.22)	(0.20)	(1.36)	(1.76)	(1.30)	(0.96)	(1.37)
Net Asset Value, End of Period	$23.44	$20.91	$18.55	$15.41	$13.01	$13.32	$12.46	$12.81	$11.26	$9.08
Total Return	18.16%	14.66%	21.68%	20.34%	(8.64)%	19.85%	12.52%	27.86%	38.88%	2.17%
Net Assets, End of Period (thousands)	$8,866,306	$5,831,587	$3,919,913	$2,510,662	$1,737,809	$215,397	$172,656	$207,325	$179,407	$804,555
Ratio of Expenses to Average Net Assets	0.12%	0.14%	0.15%	0.15%	0.15%	0.13%	0.14%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.56%	1.41%	1.62%	1.49%	1.49%	0.87%	1.03%	0.89%	1.04%
Portfolio Turnover Rate	13%	9%	7%	7%	9%	40%	33%	38%	43%	34%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Small Cap Value Series	The U.S. Small Cap Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$23.81	$23.78	$20.20	$15.04	$16.54	$16.73	$16.09	$13.84	$9.93	$11.08
Income From Investment Operations
Net Investment Income (Loss)	0.29	(A)	0.17	0.16	0.12	0.11	0.19	(A)	0.15	0.12	0.08	0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	4.11	2.35	5.09	6.29	0.11	2.27	1.44	2.22	3.92	(1.00)
Total From Investment Operations	4.40	2.52	5.25	6.41	0.22	2.46	1.59	2.34	4.00	(0.91)
Less Distributions
Net Investment Income	(0.30)	(0.31)	(0.08)	(0.12)	(0.11)	(0.19)	(0.18)	(0.08)	(0.09)	(0.10)
Net Realized Gains	(2.27)	(2.18)	(1.59)	(1.13)	(1.61)	(1.08)	(0.77)	(0.01)	—	(0.14)
Total Distributions	(2.57)	(2.49)	(1.67)	(1.25)	(1.72)	(1.27)	(0.95)	(0.09)	(0.09)	(0.24)
Net Asset Value, End of Period	$25.64	$23.81	$23.78	$20.20	$15.04	$17.92	$16.73	$16.09	$13.84	$9.93
Total Return	20.63%	11.67%	27.87%	46.31%	1.05%	15.90%	10.40%	16.99%	40.32%	(8.42)%
Net Assets, End of Period (thousands)	$9,444,412	$7,526,899	$6,294,902	$4,518,054	$3,148,780	$3,618,504	$2,894,399	$2,321,090	$1,468,486	$851,901
Ratio of Expenses to Average Net Assets	0.22%	0.24%	0.25%	0.25%	0.25%	0.05%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.24%	0.75%	0.78%	0.75%	0.70%	1.13%	0.94%	0.85%	0.84%	0.81%
Portfolio Turnover Rate	27%	27%	26%	35%	30%	18%	21%	16%	16%	34%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Micro Cap Series	The DFA International Value Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$12.02	$11.92	$10.48	$7.11	$7.50	$17.30	$16.04	$12.40	$9.33	$10.15
Income From Investment Operations
Net Investment Income (Loss)	0.12	(A)	0.09	0.07	0.05	0.04	0.65	(A)	0.43	0.33	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	1.48	1.10	1.65	3.47	(0.25)	5.27	1.95	3.61	3.06	(0.78)
Total From Investment Operations	1.60	1.19	1.72	3.52	(0.21)	5.92	2.38	3.94	3.33	(0.54)
Less Distributions
Net Investment Income	(0.12)	(0.10)	(0.05)	(0.05)	(0.05)	(0.67)	(0.52)	(0.30)	(0.25)	(0.25)
Net Realized Gains	(1.25)	(0.99)	(0.23)	(0.10)	(0.13)	(0.49)	(0.60)	—	(0.01)	(0.03)
Total Distributions	(1.37)	(1.09)	(0.28)	(0.15)	(0.18)	(1.16)	(1.12)	(0.30)	(0.26)	(0.28)
Net Asset Value, End of Period	$12.25	$12.02	$11.92	$10.48	$7.11	$22.06	$17.30	$16.04	$12.40	$9.33
Total Return	15.00%	10.77%	16.83%	50.34%	(2.96)%	35.73%	15.61%	32.15%	36.24%	(5.53)%
Net Assets, End of Period (thousands)	$4,826,046	$3,952,538	$3,216,440	$2,624,043	$1,611,189	$7,457,252	$4,367,698	$2,804,043	$1,604,778	$1,125,467
Ratio of Expenses to Average Net Assets	0.12%	0.14%	0.15%	0.15%	0.15%	0.23%	0.27%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.04%	0.80%	0.64%	0.68%	0.58%	3.29%	2.71%	2.35%	2.61%	2.36%
Portfolio Turnover Rate	22%	24%	27%	19%	19%	8%	10%	15%	14%	18%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series					The Asia Pacific Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	(2.28)%	31.03%	32.73%	47.87%	(9.62)%	38.26%	9.30%	27.40%	61.47%	7.28%
Net Assets, End of Period (thousands)	$1,385,722	$1,151,429	$605,132	$283,699	$195,047	$749,627	$395,923	$282,999	$156,765	$121,637
Ratio of Expenses to Average Net Assets	0.14%	0.22%	0.27%	0.28%	0.27%	0.17%	0.27%	0.32%	0.31%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.51%	1.45%	1.41%	1.26%	4.19%	4.33%	3.82%	3.35%	3.77%
Portfolio Turnover Rate	9%	6%	5%	16%	5%	14%	10%	11%	15%	26%
	The United Kingdom Small Company Series					The Continental Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	44.80%	12.88%	29.68%	44.65%	(4.67)%	47.10%	18.97%	36.57%	52.86%	3.22%
Net Assets, End of Period (thousands)	$1,117,826	$643,038	$377,763	$160,917	$98,899	$1,875,194	$981,938	$654,644	$448,407	$263,068
Ratio of Expenses to Average Net Assets	0.13%	0.22%	0.27%	0.26%	0.26%	0.15%	0.24%	0.26%	0.30%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.70%	3.19%	2.70%	3.25%	3.03%	2.27%	2.16%	2.09%	2.49%	2.22%
Portfolio Turnover Rate	8%	12%	7%	7%	6%	7%	18%	9%	11%	12%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	31.87%	31.23%	35.47%	39.67%	2.10%	40.55%	24.85%	35.22%	52.80%	13.07%
Net Assets, End of Period (thousands)	$2,414,971	$1,852,565	$1,160,262	$607,561	$343,193	$903,529	$545,271	$237,865	$117,744	$40,379
Ratio of Expenses to Average Net Assets	0.20%	0.27%	0.31%	0.34%	0.34%	0.34%	0.49%	0.52%	0.54%	0.51%
Ratio of Net Investment Income to Average Net Assets	2.54%	3.70%	2.63%	2.23%	1.64%	2.39%	2.70%	1.93%	2.44%	2.03%
Portfolio Turnover Rate	11%	9%	2%	1%	8%	18%	8%	11%	6%	16%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The DFA One-Year Fixed Income Series	The DFA Two-Year Global Fixed Income Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.94	$10.00	$10.10	$10.19	$10.11	$9.83	$9.99	$10.13	$10.22	$10.03
Income From Investment Operations
Net Investment Income (Loss)	0.42	(A)	0.30	0.16	0.15	0.27	0.31	(A)	0.29	(A)	0.12	0.25	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	0.04	(0.07)	(0.04)	0.04	0.09	0.13	(0.10)	—	(0.01)	0.16
Total From Investment Operations	0.46	0.23	0.12	0.19	0.36	0.44	0.19	0.12	0.24	0.46
Less Distributions
Net Investment Income	(0.40)	(0.29)	(0.15)	(0.16)	(0.28)	(0.08)	(0.33)	(0.15)	(0.19)	(0.27)
Net Realized Gains	—	—	(0.07)	(0.12)	—	—	—	(0.11)	(0.14)	—
Return of Capital	—	—	—	—	—	—	(0.02)	—	—	—
Total Distributions	(0.40)	(0.29)	(0.22)	(0.28)	(0.28)	(0.08)	(0.35)	(0.26)	(0.33)	(0.27)
Net Asset Value, End of Period	$10.00	$9.94	$10.00	$10.10	$10.19	$10.19	$9.83	$9.99	$10.13	$10.22
Total Return	4.72%	2.32%	1.21%	1.95%	3.57%	4.52%	1.92%	1.22%	2.36%	4.60%
Net Assets, End of Period (thousands)	$2,419,131	$1,953,544	$1,739,484	$1,455,374	$992,829	$2,568,774	$2,068,235	$1,707,132	$1,195,610	$799,308
Ratio of Expenses to Average Net Assets	0.07%	0.09%	0.09%	0.09%	0.09%	0.08%	0.10%	0.11%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	4.15%	3.04%	1.63%	1.51%	2.65%	3.12%	2.96%	1.96%	1.78%	3.20%
Portfolio Turnover Rate	28%	40%	154%	143%	154%	111%	59%	131%	144%	138%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which sixteen are included in this section of the report, (collectively, the "Series") and five are presented in separate reports.

Domestic Equity Portfolios

The U.S. Large Company Series

The Enhanced U.S. Large Company Series

The U.S. Large Cap Value Series

The U.S. Targeted Value Series*

The U.S. Small Cap Value Series

The U.S. Small Cap Series

The U.S. Micro Cap Series

International Equity Portfolios

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

Fixed Income Portfolios

The DFA One-Year Fixed Income Series

The DFA Two-Year Global Fixed Income Series

* Effective December 12, 2006, The U.S. Small XM Value Series changed its name to The U.S. Targeted Value Series.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  Securities held by the Domestic Equity Portfolios and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the

New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Fixed income instruments held by The Enhanced U.S. Large Company Series and the Fixed Income Portfolios, are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Futures contracts held by The U.S. Large Company Series and The Enhanced U.S. Large Company Series are valued using the settlement price established each day on the exchange on which they are traded.

2.  Foreign Currency Translation: Securities and other assets and liabilities of The Enhanced U.S. Large Company Series, the International Equity Portfolios and The DFA Two-Year Global Fixed Income Series, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are also marked to market daily based on daily exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized. However, The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series do isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of The Enhanced U.S. Large Company Series, the International Equity Portfolios and The DFA Two-Year Global Fixed Income Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The funds accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series, investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Series and The Emerging Markets Small Cap Series accrue for taxes on the capital gains throughout the holding period of the underlying securities. These funds are also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not"

of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Trust. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Company Series	0.025%

The Enhanced U.S. Large Company Series	0.05%

The U.S. Large Cap Value Series	0.10%

The U.S. Targeted Value Series	0.10%

The U.S. Small Cap Value Series	0.20%

The U.S. Small Cap Series	0.03%

The U.S. Micro Cap Series	0.10%

The DFA International Value Series	0.20%

The Japanese Small Company Series	0.10%

The Asia Pacific Small Company Series	0.10%

The United Kingdom Small Company Series	0.10%

The Continental Small Company Series	0.10%

The Emerging Markets Series	0.10%

The Emerging Markets Small Cap Series	0.20%

The DFA One-Year Fixed Income Series	0.05%

The DFA Two-Year Global Fixed Income Series	0.05%

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Company Series	$110

The Enhanced U.S. Large Company Series	8

The U.S. Large Cap Value Series	151

The U.S. Targeted Value Series	5

The U.S. Small Cap Value Series	199

The U.S. Small Cap Series	77

The U.S. Micro Cap Series	103

The DFA International Value Series	$117

The Japanese Small Company Series	28

The Asia Pacific Small Company Series	12

The United Kingdom Small Company Series	17

The Continental Small Company Series	28

The Emerging Markets Series	46

The Emerging Markets Small Cap Series	13

The DFA One-Year Fixed Income Series	57

The DFA Two-Year Global Fixed Income Series	55

E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The U.S. Large Company Series	—	—	$366,370	$189,366
The Enhanced U.S. Large Company Series	$8,979	$46,800	300,763	273,320
The U.S. Large Cap Value Series	—	—	2,812,901	946,109
The U.S. Targeted Value Series	—	—	84,529	75,126
The U.S. Small Cap Value Series	—	—	2,704,756	2,267,134
The U.S. Small Cap Series	—	—	861,440	592,901
The U.S. Micro Cap Series	—	—	1,277,932	981,638
The DFA International Value Series	—	—	1,929,943	460,558
The Japanese Small Company Series	—	—	419,677	118,669
The Asia Pacific Small Company Series	—	—	261,753	78,949
The United Kingdom Small Company Series	—	—	238,369	74,570
The Continental Small Company Series	—	—	479,836	95,433
The Emerging Markets Series	—	—	275,802	231,614
The Emerging Markets Small Cap Series	—	—	259,917	131,036
The DFA One-Year Fixed Income Series	66,050	307,195	346,051	482,432
The DFA Two-Year Global Fixed Income Series	16,833	332,777	2,576,908	2,056,798

F.  Federal Income Taxes:

It is the intention of The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Targeted Value Series, The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series each to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income and capital gains to its shareholders.

The U.S. Large Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to foreign bond bifurcation and net realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
The Enhanced U.S. Large Company Series	—	$(554)	$554
The U.S. Small Cap Value Series	$(61)	—	61
The DFA International Value Series	—	431	(431)
The DFA Two-Year Global Fixed Income Series	—	(6,012)	6,012

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
The Enhanced U.S. Large Company Series
2005	$8,651	$136	$8,787
2006	4,468	4,136	8,604
The U.S. Large Cap Value Series
2005	79,209	3,972	83,181
2006	141,704	186,026	327,730
The U.S. Targeted Value Series
2005	14,075	14,166	28,241
2006	7,039	12,060	19,099
The U.S. Small Cap Value Series
2005	160,138	512,160	672,298
2006	142,640	678,973	821,613
The U.S. Small Cap Series
2005	47,758	94,497	142,255
2006	71,422	153,072	224,494
The U.S. Micro Cap Series
2005	81,089	217,324	298,413
2006	119,309	336,642	455,951
The DFA International Value Series
2005	114,177	104,987	219,164
2006	213,585	115,307	328,892
The DFA One-Year Fixed Income Series
2005	58,014	—	58,014
2006	90,843	—	90,843

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
The DFA Two-Year Global Fixed Income Series
2005	$63,320	—	$4,594	$67,914
2006	19,326	—	—	19,326

At November 30, 2006 the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
The Enhanced U.S. Large Company Series	$11,852	$14,420	—	$26,272
The U.S. Large Cap Value Series	15,465	463,876	—	479,341
The U.S. Targeted Value Series	5,085	18,686	—	23,771
The U.S. Small Cap Value Series	79,453	868,422	—	947,875
The U.S. Small Cap Series	38,116	199,936	—	238,052
The U.S. Micro Cap Series	62,137	375,179	—	437,316
The DFA International Value Series	29,356	185,656	—	215,012
The DFA One-Year Fixed Income Series	9,372	—	$(14,580)	(5,208)
The DFA Two-Year Global Fixed Income Series	3,195	—	(26,470)	(23,275)

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the following Series' had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on November 30,
	2012	2013	2014	Total
The DFA One-Year Fixed Income Series	$4,145	$5,932	$4,503	$14,580
The DFA Two-Year Global Fixed Income Series	6,273	11,188	9,009	26,470

Some of the Series' investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the following Series' had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income (amounts in thousands):

	Mark to Market	Realized Gains
The DFA International Value Series	$21,675	$18,925
The Japanese Small Company Series	2,438	2,838
The Asia Pacific Small Company Series	1,928	1,634
The United Kingdom Small Company Series	14,316	33
The Continental Small Company Series	4,308	4,008
The Emerging Markets Series	1,672	1,623
The Emerging Markets Small Cap Series	280	477

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
The U.S. Large Company Series	$4,390,003	$1,754,582	$(318,534)	$1,436,048
The Enhanced U.S. Large Company Series	339,250	10,477	(477)	10,000
The U.S. Large Cap Value Series	8,614,396	2,092,494	(220,795)	1,871,699
The U.S. Targeted Value Series	216,369	40,876	(17,941)	22,935
The U.S. Small Cap Value Series	8,528,482	2,564,212	(601,051)	1,963,161
The U.S. Small Cap Series	3,686,394	901,165	(323,691)	577,474
The U.S. Micro Cap Series	4,556,064	1,427,293	(508,782)	918,511
The DFA International Value Series	5,956,646	2,367,740	(76,221)	2,291,519
The Japanese Small Company Series	1,798,268	213,054	(182,882)	30,172
The Asia Pacific Small Company Series	879,905	222,236	(70,570)	151,666
The United Kingdom Small Company Series	736,645	440,518	(52,323)	388,195
The Continental Small Company Series	1,448,285	766,091	(39,294)	726,797
The Emerging Markets Series	1,352,987	1,179,292	(37,442)	1,141,850
The Emerging Markets Small Cap Series	674,465	309,312	(34,450)	274,862
The DFA One-Year Fixed Income Series	2,409,402	21	(927)	(906)
The DFA Two-Year Global Fixed Income Series	2,532,413	76,335	(3,160)	73,175

G.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Forward Currency Contracts: The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At November 30, 2006, The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series had entered into the following contracts and the net unrealized foreign exchange gain/(Ioss) is reflected in the accompanying financial statements (amounts in thousands):

The Enhanced U.S. Large Company Series

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain (Loss)
12/14/06	2,196	Pound Sterling	$4,189	$4,317	$(128)
12/14/06	95,120	Swedish Krona	13,462	13,902	(440
12/14/06	28,340	Swiss Franc	22,899	23,681	(782)
12/22/06	92,620	Euro	118,920	122,795	(3,875)

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain (Loss)
12/28/06	51,915	Denmark Krone	$8,941	$9,235	$(294)
12/28/06	5,891,031	Japanese Yen	50,204	51,073	(869)
		Total	$218,615	$225,003	$(6,388)

The DFA Two-Year Global Fixed Income Series

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain (Loss)
12/14/06	66,323	Australian Dollar	$50,941	$52,306	$(1,365)
12/14/06	297,190	Euro	382,193	393,857	(11,664)
12/14/06	7,249,024	Japanese Yen	61,975	62,702	(727)
12/14/06	46,978	Pound Sterling	89,536	92,354	(2,818)
12/14/06	661,988	Swedish Krona	93,689	96,748	(3,059)
12/14/06	274,947	Swiss Franc	222,516	229,722	(7,206)
12/22/06	157,882	Euro	202,879	209,311	(6,432)
12/28/06	415,319	Denmark Krone	71,526	73,882	(2,356)
12/28/06	298,597	Euro	383,552	395,996	(12,444)
12/28/06	29,462,509	Japanese Yen	250,824	255,532	(4,708)
		Total	$1,809,631	$1,862,410	$(52,779)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3.  Foreign Markets Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

4.  Futures Contracts:  During the year ended November 30, 2006, The U.S. Large Company Series ("Large Company") and The Enhanced U.S. Large Company Series ("Enhanced") entered into futures contracts in accordance with their investment objectives. Upon entering into a futures contract, Large Company and Enhanced deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by Large Company and Enhanced as unrealized gains or losses until the contracts are closed. When the contracts are closed, Large Company and Enhanced record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that Large Company and Enhanced could lose more than the initial margin requirements.

At November 30, 2006, Large Company and Enhanced had the following outstanding futures contracts (dollar amounts in thousands):

The U.S. Large Company Series

Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain/(Loss)
S&P 500 Index®	December 15, 2006	178	$62,429	$1,398

Large Company had approximately $2,567 (amount in thousands) of cash segregated as collateral for the open futures contracts and has been accounted for on the Statements of Assets and Liabilities.

The Enhanced U.S. Large Company Series

Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain/(Loss)
S&P 500 Index®	December 15, 2006	948	$332,487	$20,126

Enhanced's securties have been segregated as collateral for the open futures contracts.

5.  Equity Index Swaps: Enhanced may enter into equity index swaps in accordance with its investment objectives. A swap agreement obligates two parties to exchange returns realized on a notional amount agreed upon by both parties. The obligations of the parties are calculated on a net basis based on the daily fluctuations in the indices on which the agreement is based. The daily net fluctuation is recorded as unrealized appreciation/(depreciation) by Enhanced. At the termination of the agreement, Enhanced will receive from or pay to the counterparty, the accumulated net unrealized appreciation/(depreciation), which will then be recorded as realized. Payments made by Enhanced are based on the London Interbank Offered Rate (LIBOR) plus 0.03% per annum calculated on the original notional amount plus accumulated interest added on the monthly LIBOR reset date. Payments received by Enhanced are based on the daily value of the S&P 500 Index® plus accumulated dividends as expressed in Index points calculated on the original notional amount.

Risks may arise upon entering into equity index swap agreements in the event of the default or bankruptcy of a swap agreement counterparty where the swap agreement counterparty would not be able to pay any unrealized appreciation upon termination of the agreement, and in the event of unfavorable market and interest changes resulting in a liability of Enhanced.

At November 30, 2006, Enhanced had the following outstanding S&P 500 Index® swap, which was approximately 4% of the portfolio's net assets (dollar amounts in thousands):

Counterparty	Effective Date	Termination Date	Notional Amount	Unrealized Appreciation/(Depreciation)
Morgan Stanley	October 19, 2006	April 13, 2007	$13,656	$302

H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	5.00%	$9,389	1	$1	$9,389
The U.S. Targeted Value Series	5.75%	1,110	32	6	3,096
The U.S. Small Cap Series	6.00%	2,640	4	2	3,934
The U.S. Micro Cap Series	5.00%	14,571	3	6	16,155

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	5.70%	$2,509	2	$1	$3,791
The United Kingdom Small Company Series	5.85%	279	16	1	885
The Continental Small Company Series	5.60%	398	14	1	2,343
The Emerging Markets Series	5.58%	8,313	26	27	27,742
The Emerging Markets Small Cap Series	5.79%	915	10	1	1,918

At November 30, 2006, The Emerging Markets Small Cap Series had a loan outstanding in the amount of $660 (in thousands). There were no other outstanding borrowings by the Series under this line of credit at November 30, 2006.

I.  Securities Lending:

As of November 30, 2006, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series), The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year December 1, 2005 to November 30, 2006, each Portfolio/Series is designating the following items with regard to distributions paid during the fiscal year.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualified Qualifying Dividend Income(2)	U.S. Government Interest	Foreign Tax Credit(4)	Qualified Interest Income(5)	Short- Term Capital Gain(6)
U.S. Large Company Portfolio	100.00%	—	—	—	—	100.00%	100.00%	80.22%	—	—	3.97%	—
Enhanced U.S. Large Company Portfolio	100.00%	—	—	—	—	100.00%	—	—	—	—	40.13%	—
U.S. Large Cap Value Portfolio	93.66%	0.03%	6.31%	—	—	100.00%	97.46%	81.13%	—	—	3.30%	12.69%
U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)	39.88%	0.07%	60.05%	—	—	100.00%	34.36%	27.35%	—	—	1.09%	68.94%
U.S. Small Cap Value Portfolio	15.55%	0.04%	84.41%	—	—	100.00%	69.12%	58.57%	—	—	3.24%	37.88%
U.S. Core Equity 1 Portfolio	99.78%	0.22%	—	—	—	100.00%	100.00%	87.63%	—	—	3.65%	9.61%
U.S. Core Equity 2 Portfolio	99.79%	0.21%	—	—	—	100.00%	88.71%	82.51%	—	—	4.91%	16.47%
US Vector Equity Portfolio	100.00%	—	—	—	—	100.00%	31.98%	29.26%	—	—	14.12%	100.00%
U. S Small Cap Portfolio	29.45%	0.15%	70.40%	—	—	100.00%	45.87%	40.93%	—	—	1.60%	64.94%
U.S. Micro Cap Portfolio	30.54%	0.06%	69.40%	—	—	100.00%	35.97%	32.31%	—	—	1.31%	82.90%
DFA Real Estate Securities Portfolio	69.86%	2.07%	28.07%	—	—	100.00%	—	—	—	—	1.10%	4.06%
Large Cap International Portfolio	100.00%	—	—	—	—	100.00%	—	66.47%	—	7.21%	0.82%	—
International Core Equity Portfolio	100.00%	—	—	—	—	100.00%	—	71.63%	—	8.37%	3.05%	22.82%
International Small Company Portfolio	35.31%	6.88%	57.81%	—	—	100.00%	—	49.44%	—	5.73%	1.13%	33.74%
Japanese Small Company Portfolio	100.00%	—	—	—	—	100.00%	—	76.88%	—	7.12%	1.49%	—
Asia Pacific Small Company Portfolio	100.00%	—	—	—	—	100.00%	—	48.57%	—	1.78%	0.85%	—
United Kingdom Small Company Portfolio	36.99%	10.36%	52.65%	—	—	100.00%	—	72.34%	—	—	0.43%	29.57%
Continental Small Company Portfolio	20.50%	2.60%	76.90%	—	—	100.00%	—	36.84%	—	13.43%	0.83%	39.11%
DFA International Small Cap Value Portfolio	34.17%	8.70%	57.13%	—	—	100.00%	—	53.00%	—	5.87%	1.10%	18.31%
Emerging Markets Portfolio	98.96%	—	1.04%	—	—	100.00%	—	68.32%	—	11.49%	0.62%	—
Emerging Markets Small Cap Portfolio	44.44%	12.58%	42.98%	—	—	100.00%	—	56.98%	—	10.64%	0.81%	44.78%
Emerging Markets Core Equity Portfolio	97.32%	1.79%	0.89%	—	—	100.00%	—	67.05%	—	15.53%	2.94%	20.23%
DFA One-Year Fixed Income Portfolio	100.00%	—	—	—	—	100.00%	—	—	—	—	59.32%	—
DFA Two-Year Global Fixed Income Portfolio	100.00%	—	—	—	—	100.00%	—	—	—	—	29.25%	—
DFA Five-Year Government Portfolio (3)	100.00%	—	—	—	—	100.00%	—	—	99.84%	—	80.24%	—
DFA Five-Year Global Fixed Income Portfolio (3)	91.92%	—	—	8.08%	—	100.00%	—	—	11.63%	—	19.81%	—
DFA Intermediate Government Fixed Income Portfolio (3)	90.70%	—	9.30%	—	—	100.00%	—	—	99.88%	—	79.85%	—
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	100.00%	100.00%	—	—	—	—	92.44%	—
Dimensional Investment Group Inc.
DFA International Value Portfolio	72.47%	0.01%	27.52%	—	—	100.00%	—	58.45%	—	—	0.85%	5.96%
The DFA Investment Trust Company
The Enhanced U.S. Large Company Series (3)	51.93%	—	48.07%	—	—	100.00%	—	—	24.38%	—	96.18%	100.00%
The U.S. Large Cap Value Series	38.92%	4.32%	56.76%	—	—	100.00%	89.95%	74.42%	—	—	2.67%	9.79%
The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)	15.05%	21.80%	63.15%	—	—	100.00%	29.10%	28.17%	—	—	1.19%	42.05%
The U.S. Small Cap Value Series	12.76%	4.61%	82.63%	—	—	100.00%	58.20%	51.34%	—	—	2.73%	54.30%
The U.S. Small Cap Series	16.54%	15.27%	68.19%	—	—	100.00%	38.53%	35.42%	—	—	1.38%	50.37%
The U.S. Micro Cap Series	10.21%	15.96%	73.83%	—	—	100.00%	27.32%	25.60%	—	—	1.16%	37.67%
The DFA International Value Series	61.48%	3.46%	35.06%	—	—	100.00%	—	55.02%	—	4.36%	0.77%	6.94%
The DFA One-Year Fixed Income Series (3)	100.00%	—	—	—	—	100.00%	—	—	22.74%	—	55.24%	—
The DFA Two-Year Global Fixed Income Series (3)	100.00%	—	—	—	—	100.00%	—	—	25.69%	—	100.00%	—

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA113006-001A

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA U.S. High Book to Market Portfolio

LWAS/DFA Two-Year Fixed Income Portfolio

LWAS/DFA Two-Year Government Portfolio

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA International High Book
to Market Portfolio

Annual Report

Year Ended November 30, 2006

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHARTS

LWAS/DFA U.S. High Book-to-Market Portfolio vs. Russell 1000 Value Index

November 30, 1996-November 30, 2006

Growth of $10,000

LWAS/DFA US High Book to Market Portfolio
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
$29,825
$27,408
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	17.90%	12.41%	11.55%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LWAS/DFA Two-Year Fixed Income Portfolio vs. Merrill Lynch US Government/Corporate Index 1-3 Years
November 30, 1996-November 30, 2006

Growth of $10,000
LWAS/DFA Two-Year Corporate Fixed Income Portfolio
Merrill Lynch US Government/Corporate Index 1-3 Years
$20,000
$10,000
$0
$16,195
$15,144
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	4.47%	2.80%	4.24%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

LWAS/DFA Two-Year Government Portfolio vs. Merrill Lynch US Government Bond Index 1-3 Years
November 30, 1996-November 30, 2006

Growth of $10,000
LWAS/DFA Two-Year Government Portfolio
Merrill Lynch US Government Bond Index 1-3 Years
$20,000
$10,000
$0
$15,937
$15,258
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	4.42%	2.79%	4.32%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

1

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006 - the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

2

Master-Feeder Structure

One of the portfolios described below, called "a Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called "a Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

Domestic Equity Portfolios Performance Overview

LWAS/DFA U.S. High Book To Market Portfolio

The LWAS/DFA U.S. High Book to Market Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of The U.S. Large Cap Value Series (the "Master Fund"), that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 210 stocks as of November 30, 2006, and essentially was fully invested in equities throughout the year: levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 20.28% for the Russell 1000 Value Index® and 17.90% for the LWAS/DFA U.S. High Book to Market Portfolio. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio. The Portfolio underperformed the Index by approximately 4 percentage points in July 2006, the month following the Russell 1000 Value Index® reconstitution. Stocks falling in the top decile when ranked by book-to-market ratio which encompasses the Portfolio's buy range underperformed other stocks in the Russell 1000 Value Index® outside the buy range. The lack of REIT securities in the Portfolio also contributed to lower performance.

Fixed Income Market Review  Year Ended November 30, 2006

For the year ended November 30, 2006, short-term interest rates rose while longer-term rates fell slightly. The Federal Reserve paused its credit tightening cycle after raising the target rate for federal funds five times over the last twelve months from 4.00% to 5.25% by November 30, 2006. The three-month London Interbank Offered Rate ("LIBOR"), a widely-used benchmark of short-term interest rates, rose 95 basis points during the year ended November 30, 2006, while the yield on 10-year U.S. Treasury notes fell two basis points. The shape of the yield curve flattened during the year under review but it remained upwardly-sloped, with yields on long term instruments exceeding yields on short-term instruments.

	11/30/05	11/30/06	Change
Three-month LIBOR	4.42%	5.37%	21.5%
10-Year U.S. Treasury note yield	4.48%	4.46%	(0.45%)

Source: LIBOR data provided by the British Bankers' Assocation. US Treasury note data provided by Bloomberg. Lehman Brothers data provided by Lehman Brothers Inc.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. As a result, total return for fixed income strategies was primarily a function of maturity. The pattern of returns was "u-shaped", with lower returns for five-year instruments than for three month or longer-term instruments. For the year ended November 30, 2006, total returns were 4.75% for three-month U.S. Treasury bills, 3.90% for five-year U.S. Treasury notes and 5.20% for 30-year U.S. government bonds.

Source: Lehman Brothers data provided by Lehman Brothers Inc.

The Advisor's fixed income approach is based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed

3

to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios were shortened, reflecting flattening yield curves in the U.S. and some major international bond markets.

LWAS/DFA Two-Year Fixed Income Portfolio

The LWAS/DFA Two-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high quality fixed income securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented. Average maturity of the Portfolio was shortened considerably over the last year, decreasing from 0.88 years on November 30, 2005 to 0.10 years on November 30, 2006.

For the year ended November 30, 2006, total returns were 4.47% for the LWAS/DFA Two-Year Fixed Income Portfolio and 4.60% for the Merrill Lynch U.S. Government/Corporate Index 1-3 Years. The Portfolio was essentially fully invested in fixed income securities throughout the year under review: cash equivalents averaged about 1.0% of the Portfolio's assets. The portfolio underperformed the Merrill Lynch U.S. Government/Corporate Index 1-3 Years primarily due to the differences in fees and expenses between the Portfolio and the Index. Results for the U.S. Government/Corporate Index 1-3 Years are not diminished by management and administrative expenses associated with running a live portfolio.

LWAS/DFA Two-Year Government Portfolio

The LWAS/DFA Two-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented. Average maturity of the Portfolio decreased significantly from 0.82 years on November 30, 2005, to 0.14 years on November 30, 2006. The Portfolio was essentially fully invested in fixed income securities throughout the year under review: cash equivalents averaged about 1.0% of the Portfolio's assets.

For the year ended November 30, 2006, total returns were 4.42% for the LWAS/DFA Two-Year Government Portfolio and 4.50% for the Merrill Lynch U.S. Government Index 1-3 Years. Relative to the Merrill Lynch U.S. Government Index 1-3 Years, Portfolio underperformance was primarily due to the differences in fees and expenses between the Portfolio and the Index. Results for the Merrill Lynch U.S. Government Index 1-3 Years are not diminished by management and administrative expenses associated with running a live portfolio.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Schedule of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

(v)  The variable rate shown is effective as of November 30, 2006.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

REITs  Real Estate Investment Trusts

SEC  Securities and Exchange Commission

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six month period indicated.

  Six Months Ended November 30, 2006

EXPENSE TABLES

LWAS/DFA U.S. High Book to Market Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,099.30	0.32%	$1.68
Hypothetical 5% Annual Return	$1,000.00	$1,023.46	0.32%	$1.62
LWAS/DFA Two-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,024.70	0.30%	$1.52
Hypothetical 5% Annual Return	$1,000.00	$1,023.56	0.30%	$1.52
LWAS/DFA Two-Year Government Portfolio
Actual Fund Return	$1,000.00	$1,025.40	0.30%	$1.52
Hypothetical 5% Annual Return	$1,000.00	$1,023.56	0.30%	$1.52

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

**  The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
LWAS/DFA U.S. High Book to Market Portfolio	100.0%

FIXED INCOME PORTFOLIOS

	Corporate	Government	Foreign Corporate	Foreign Government	Total
LWAS/DFA Two-Year Fixed Income Portfolio	48.1%	0.5%	37.3%	14.1%	100.0%
LWAS/DFA Two-Year Government Portfolio	0.0%	100.0%	0.0%	0.0%	100.0%

7

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
CANADA — (2.7%)
BONDS — (2.7%)
Ontario, Province of 2.650%, 12/15/06	$2,300	$2,297,831
SWEDEN — (2.5%)
BONDS — (2.5%)
Swedish Export Credit Corp. 2.875%, 01/26/07	2,200	2,192,551
UNITED KINGDOM — (2.7%)
BONDS — (2.7%)
BP Capital Markets P.L.C. 2.750%, 12/29/06	2,300	2,295,991
UNITED STATES — (91.6%)
AGENCY OBLIGATIONS — (0.5%)
Federal National Mortgage Association 5.000%, 01/15/07	400	399,865
BONDS — (15.8%)
Bank of America Corp 5.250%, 02/01/07	2,300	2,299,188
Citigroup, Inc. 5.000%, 03/06/07	2,200	2,197,716
General Electric Capital Corp. 5.375%, 03/15/07	2,300	2,300,393
Landesbank Baden-Wuerttemberg 4.150%, 03/30/07	2,200	2,189,279
Pfizer, Inc. 2.500%, 03/15/07	2,300	2,281,899
Wells Fargo & Co. 5.125%, 02/15/07	2,300	2,298,519
TOTAL BONDS		13,566,994
COMMERCIAL PAPER — (75.3%)
Abbey National North America 5.260%, 12/20/06	1,100	1,096,958
ABN-AMRO North American Finance 5.230%, 12/11/06	500	499,271
Barclays US Funding Corp. 5.255%, 01/12/07	1,850	1,838,656
Barton Capital Corp. 5.370%, 02/09/07	2,200	2,177,400
BASF AG 5.240%, 12/05/06	1,200	1,199,300
5.250%, 12/13/06	1,100	1,098,077
Beta Finance Corp. 5.250%, 02/20/07	1,000	988,129
Canadian Wheat Board 5.250%, 12/18/06	700	698,268
CBA (DE) Finance, Inc. 5.250%, 12/14/06	2,400	2,395,456
CC (USA), Inc. 5.265%, 01/02/07	2,400	2,388,713

	Face Amount	Value†
	(000)
Ciesco L.P. 5.260%, 12/06/06	$1,200	$1,199,115
5.250%, 12/08/06	1,200	1,198,761
Danske Corp. 5.250%, 12/06/06	530	529,614
5.260%, 12/08/06	1,500	1,498,469
Deutsche Bank Financial 5.250%, 12/12/06	845	843,646
5.250%, 12/19/06	1,400	1,396,332
Dexia Delaware LLC 5.225%, 12/06/06	2,100	2,098,469
Electricite de France 5.250%, 01/24/07	1,000	992,128
5.260%, 01/24/07	700	694,490
Govco, Inc. 5.260%, 12/18/06	500	498,750
5.250%, 02/26/07	1,800	1,777,067
HBOS Treasury Services P.L.C. 5.255%, 12/15/06	2,400	2,395,108
Hewlett-Packard Co. 5.270%, 12/20/06	2,100	2,094,159
5.260%, 01/09/07	350	347,997
Ixis Commercial Paper 5.250%, 12/08/06	1,200	1,198,775
5.040%, 01/03/07	500	497,596
5.200%, 01/04/07	700	696,532
KFW International Finance, Inc. 5.330%, 12/28/06	2,200	2,191,354
Kittyhawk Funding Corp. 5.250%, 12/20/06	400	398,880
5.260%, 12/20/06	1,400	1,396,079
Lloyds TSB Bank P.L.C. 5.245%, 01/29/07	470	465,963
MetLife Funding, Inc. 5.220%, 12/05/06	2,200	2,198,717
New Center Asset Trust 5.255%, 12/05/06	1,900	1,898,879
5.260%, 12/05/06	500	499,705
Nordea North America, Inc. 5.220%, 01/03/07	2,100	2,089,848
Paccar Financial Corp. 5.210%, 01/04/07	2,200	2,189,102
Sheffield Receivables Corp. 5.260%, 12/20/06	2,200	2,193,838
Sigma Finance Corp. 5.310%, 12/13/06	900	898,411
5.240%, 01/24/07	600	595,235
5.080%, 02/05/07	500	495,155
Societe Generale North America 5.250%, 12/19/06	1,900	1,895,022
Southern Company 5.260%, 12/21/06	2,000	1,993,571
Swedish Housing Finance Corp. 5.060%, 02/05/07	2,300	2,277,905
UBS Finance Delaware, Inc. 5.255%, 01/02/07	2,100	2,090,213

8

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Westpac Banking Corp. 5.260%, 12/13/06	$2,300	$2,295,980
Windmill Funding Corp. 5.260%, 12/18/06	2,300	2,294,240
TOTAL COMMERCIAL PAPER		64,695,333
TOTAL — UNITED STATES		78,662,192
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $475,000 FHLMC 5.82%, 06/01/36, valued at $461,465) to be repurchased at $454,065	454	454,000
TOTAL INVESTMENTS — (100.0%) (Cost $85,941,054)		$85,902,565

See accompanying Notes to Financial Statements.
9

LWAS/DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (99.3%)
Federal Farm Credit Bank 1.875%, 01/16/07	$800	$796,680
Federal Farm Credit Bank Discount Notes 5.060%, 12/29/06	23,300	23,206,124
Federal Home Loan Bank 3.875%, 12/01/06	2,000	2,000,000
4.625%, 01/23/07	9,700	9,691,096
4.875%, 02/15/07	1,000	999,228
2.625%, 02/16/07	4,525	4,500,805
3.375%, 02/23/07	22,800	22,704,901
Federal Home Loan Bank Discount Notes 5.150%, 12/01/06	6,700	6,700,000
5.161%, 12/13/06	1,000	998,273
5.100%, 01/19/07	400	397,196
TOTAL AGENCY OBLIGATIONS		71,994,303
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $526,000 FNMA 4.374%, 10/01/35, valued at $508,127) to be repurchased at $500,072	500	500,000
TOTAL INVESTMENTS — (100.0%) (Cost $72,557,654)		$72,494,303

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.

  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (5,332,518 Shares, Cost $73,172) at Value†	$124,994
Receivable for Investment Securities Sold	33
Prepaid Expenses and Other Assets	16
Total Assets	125,043
LIABILITIES:
Payables:
Fund Shares Redeemed	33
Due to Advisor	1
Accrued Expenses and Other Liabilities	26
Total Liabilities	60
NET ASSETS	$124,983
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	7,763,817
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.10
NET ASSETS CONSIST OF:
Paid-in Capital	$79,788
Accumulated Net Investment Income (Loss)	442
Accumulated Net Realized Gain (Loss) of Investment Securities	(7,069)
Unrealized Appreciation Depreciation of Investment Securities	51,822
NET ASSETS	$124,983
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
11

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
ASSETS:
Investments at Value	$85,449	$71,994
Temporary Cash Investments at Value	454	500
Receivables:
Dividends and Interest	239	463
Prepaid Expenses and Other Assets	15	14
Total Assets	86,157	72,971
LIABILITIES:
Payables:
Fund Shares Redeemed	48	—
Due to Advisor	11	9
Accrued Expenses and Other Liabilities	16	14
Total Liabilities	75	23
NET ASSETS	$86,082	$72,948
SHARES OUTSTANDING $0.01 PAR VALUE (1)	8,656,765	7,391,616

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.94	$9.87

Investments at Cost	$85,487	$72,058

Temporary Cash Investments at Cost	$454	$500

NET ASSETS CONSIST OF:
Paid-in Capital	$86,266	$72,989
Accumulated Net Investment Income (Loss)	981	839
Accumulated Net Realized Gain (Loss) on Investment Securities	(1,127)	(816)
Unrealized Appreciation (Depreciation) from Investment Securities	(38)	(64)
NET ASSETS	$86,082	$72,948

(1) NUMBER OF SHARES AUTHORIZED	200,000,000	200,000,000

See accompanying Notes to Financial Statements.
12

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Investment Income
Income Distributions Received from Affiliated Investment Company	$2,017	—	—
Interest	—	$3,219	$2,768
Total Investment Income	2,017	3,219	2,768
Expenses
Investment Advisory Services Fees	—	124	110
Administrative Services Fees	12	—	—
Accounting & Transfer Agent Fees	14	30	29
Shareholder Servicing Fees	173	66	59
Custodian Fees	—	3	3
Legal Fees	1	1	—
Audit Fees	2	2	2
Filing Fees	19	17	17
Shareholders' Reports	15	11	9
Directors'/Trustees' Fees & Expenses	1	1	1
Other	1	5	4
Total Expenses	238	260	234
Net Investment Income (Loss)	1,779	2,959	2,534
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	3,546	—	—
Net Realized Gain (Loss) on Investment Securities Sold	407	(203)	(59)
Change in Unrealized Appreciation (Depreciation) of: Investment Securities	13,488	901	715
Net Realized and Unrealized Gain (Loss)	17,441	698	656
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,220	$3,657	$3,190

See accompanying Notes to Financial Statements.
13

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio		LWAS/DFA Two-Year Fixed Income Portfolio		LWAS/DFA Two-Year Government Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,779	$1,393	$2,959	$2,187	$2,534	$1,876
Capital Gain Distributions Received from Affiliated Investment Company	3,546	92	—	—	—	—
Net Realized Gain (Loss) on Investment Securities Sold	407	427	(203)	(470)	(59)	(364)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	13,488	11,293	901	(351)	715	(352)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,220	13,205	3,657	1,366	3,190	1,160
Distributions From:
Net Investment Income	(1,658)	(991)	(2,600)	(1,979)	(2,246)	(1,726)
Net Short-Term Gains	(251)	—	—	—	—	—
Net Long-Term Gains	(81)	—	—	—	—	—
Total Distributions	(1,990)	(991)	(2,600)	(1,979)	(2,246)	(1,726)
Capital Share Transactions (1):
Shares Issued	17,138	12,442	13,580	13,151	16,187	16,307
Shares Issued in Lieu of Cash Distributions	1,683	863	2,178	1,694	2,051	1,630
Shares Redeemed	(14,379)	(14,702)	(10,932)	(14,617)	(14,942)	(18,516)
Net Increase (Decrease) from Capital Share Transactions	4,442	(1,397)	4,826	228	3,296	(579)
Total Increase (Decrease) in Net Assets	21,672	10,817	5,883	(385)	4,240	(1,145)
Net Assets
Beginning of Period	103,311	92,494	80,199	80,584	68,708	69,853
End of Period	$124,983	$103,311	$86,082	$80,199	$72,948	$68,708

(1) Shares Issued and Redeemed:
Shares Issued	1,171	952	1,382	1,339	1,662	1,672
Shares Issued in Lieu of Cash Distributions	119	67	223	173	211	167
Shares Redeemed	(956)	(1,124)	(1,113)	(1,490)	(1,530)	(1,900)
	334	(105)	492	22	343	(61)

Accumulated Net Investment Income (Loss)	$442	$401	$981	$622	$839	$551

See accompanying Notes to Financial Statements.
14

  DIMENSIONAL INVESTMENT GROUP INC.

  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$13.91	$12.28	$10.23	$8.74	$11.17
Income from Investment Operations
Net Investment Income (Loss)	0.23	(A)	0.19	0.10	0.13	0.12
Net Gains (Losses) on Securities (Realized and Unrealized)	2.23	1.57	2.08	1.59	(0.98)
Total from Investment Operations	2.46	1.76	2.18	1.72	(0.86)
Less Distributions
Net Investment Income	(0.22)	(0.13)	(0.13)	(0.12)	(0.13)
Net Realized Gains	(0.05)	—	—	(0.11)	(1.44)
Total Distributions	(0.27)	(0.13)	(0.13)	(0.23)	(1.57)
Net Assets Value, End of Period	$16.10	$13.91	$12.28	$10.23	$8.74
Total Return	17.90%	14.44%	21.45%	20.18%	(8.86)%
Net Assets, End of Period (thousands)	$124,983	$103,311	$92,494	$76,487	$71,336
Ratio of Expenses to Average Net Assets (B)	0.32%	0.34%	0.35%	0.36%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.54%	1.43%	0.87%	1.39%	1.15%

See accompanying Notes to Financial Statements.
15

  DIMENSIONAL INVESTMENT GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.82	$9.90	$10.17	$10.40	$10.25	$9.75	$9.83	$10.13	$10.46	$10.37
Income from Investment Operations
Net Investment Income (Loss)	0.35	(A)	0.27	0.16	0.23	0.32	0.34	(A)	0.26	0.17	0.16	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	0.08	(0.11)	(0.08)	(0.01)	0.18	0.08	(0.10)	(0.06)	0.06	0.16
Total from Investment Operations	0.43	0.16	0.08	0.22	0.50	0.42	0.16	0.11	0.22	0.47
Less Distributions
Net Investment Income	(0.31)	(0.24)	(0.14)	(0.22)	(0.35)	(0.30)	(0.24)	(0.15)	(0.20)	(0.34)
Net Realized Gains	—	—	(0.21)	(0.23)	—	—	—	(0.26)	(0.35)	(0.04)
Total Distributions	(0.31)	(0.24)	(0.35)	(0.45)	(0.35)	(0.30)	(0.24)	(0.41)	(0.55)	(0.38)
Net Assets Value, End of Period	$9.94	$9.82	$9.90	$10.17	$10.40	$9.87	$9.75	$9.83	$10.13	$10.46
Total Return	4.47%	1.65%	0.85%	2.15%	4.95%	4.42%	1.67%	1.10%	2.11%	4.73%
Net Assets, End of Period (thousands)	$86,082	$80,199	$80,584	$73,101	$82,184	$72,948	$68,708	$69,853	$85,140	$85,609
Ratio of Expenses to Average Net Assets (B)	0.31%	0.36%	0.38%	0.37%	0.35%	0.32%	0.37%	0.36%	0.35%	0.35%
Ratio of Net Investment Income to Average Net Assets	3.57%	2.72%	1.65%	1.72%	3.09%	3.45%	2.67%	1.63%	1.57%	2.88%
Portfolio Turnover Rate	15%	48%	152%	171%	131%	29%	44%	142%	216%	165%

16
16See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which three (the "Portfolios") are presented in this report.

The LWAS/DFA U.S. High Book to Market Portfolio ("Feeder Fund") primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding Series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 1% of the outstanding shares of the Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of The U.S. Large Cap Value Series held by the LWAS/DFA U.S. High Book to Market Portfolio are valued at its daily net asset value. Securities held by the LWAS/DFA Two-Year Fixed Income Portfolio and the LWAS/DFA Two-Year Government Portfolio are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available, or for which market quotations have become unreliable, are valued in good faith at fair value using methods approved by the Board of Directors/Trustees.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion 'of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively.

17

The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards:  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolios will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to one of the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership. The Advisor provides investment advisory services to two of the Portfolios. For the year ended November 30, 2006, the Portfolios' administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

	Administrative Services Fees	Advisory Services Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.01%	—
LWAS/DFA Two-Year Fixed Income Portfolio	—	0.15%
LWAS/DFA Two-Year Government Portfolio	—	0.15%

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolios pay fees to LWIF at the following effective annual rates of their average daily net assets:

LWAS/DFA U.S. High Book to Market Portfolio	0.15%
LWAS/DFA Two-Year Fixed Income Portfolio	0.08%
LWAS/DFA Two-Year Government Portfolio	0.08%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

18

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

LWAS/DFA U.S. High Book to Market Portfolio	$3
LWAS/DFA Two-Year Fixed Income Portfolio	2
LWAS/DFA Two-Year Government Portfolio	2

E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
LWAS/DFA Two-Year Fixed Income Portfolio	$400	$22,584	$9,055	$14,885
LWAS/DFA Two-Year Government Portfolio	21,334	19,035	—	—

F.  Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
LWAS/DFA U.S. High Book to Market Portfolio	$229	$(80)	$(149)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006 and November 30, 2005 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
LWAS/DFA U.S. High Book to Market Portfolio
2006	$2,002	$217	$2,219
2005	991	—	991
LWAS/DFA Two-Year Fixed Income Portfolio
2006	2,600	—	2,600
2005	1,979	—	1,979
LWAS/DFA Two-Year Government Portfolio
2006	2,246	—	2,246
2005	1,726	—	1,726

19

The following net investment income and short-term capital gain and long-term capital gain distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
LWAS/DFA U.S. High Book to Market Portfolio	$93	$136	$229

At November 30, 2006 the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Loss)
LWAS/DFA U.S. High Book to Market Portfolio	$753	$3,288	—	$4,041
LWAS/DFA Two-Year Fixed Income Portfolio	983	—	$(1,126)	(143)
LWAS/DFA Two-Year Government Portfolio	841	—	(810)	31

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006 the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

Expires on November 30,

	2012	2013	2014	Total
LWAS/DFA Two-Year Fixed Income Portfolio	$454	$470	$202	$1,126
LWAS/DFA Two-Year Government Portfolio	393	364	53	810

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
LWAS/DFA U.S. High Book to Market Portfolio	$83,837	$51,822	$(10,664)	$41,158
LWAS/DFA Two-Year Fixed Income Portfolio	85,941	1	(39)	(38)
LWAS/DFA Two-Year Government Portfolio	72,563	3	(72)	(69)

G.  Financial Instruments:

In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the Financial Statements and concentrations of credit and market risk. The instruments and its significant corresponding risks are described below:

Repurchase Agreements: The LWAS/DFA Two-Year Fixed Income Portfolio and the LWAS/DFA Two-Year Government Portfolio may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other

20

party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolios under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. There were no borrowings by the Portfolios under the line of credit with the international custodian bank during the year ended November 30, 2006.

I.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.  Other:

At November 30, 2006, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
LWAS/DFA U.S. High Book to Market Portfolio	2	95%
LWAS/DFA Two-Year Fixed Income Portfolio	2	89
LWAS/DFA Two-Year Government Portfolio	2	94

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Portfolios, as defined, and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities of LWAS/DFA U.S. High Book to Market Portfolio, and the statements of assets and liabilities, including the schedules of investments, of LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio, and the and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA U.S. High Book to Market Portfolio, LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio, (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the "Portfolios") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, and by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

22

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHART

LWAS/DFA International High Book-to-Market Portfolio vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000

LWAS/DFA International High Book to Market Portfolio
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$28,416
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	35.40%	21.42%	11.01%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

23

DFA INVESTMENT DIMENSIONS GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%
Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%

24

Country	Total Returns (U.S. $)
Mexico	39.80%
Malaysia	32.63%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%
Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a "Feeder Fund", does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund". The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

LWAS/DFA International High Book to Market Portfolio

The LWAS/DFA International High Book to Market Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of The International Value Series (the "Master Fund") that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 670 stocks in 22 developed-country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the LWAS/DFA International High Book to Market Portfolio over this year was 35.40%. Relative to the MSCI EAFE Index, the better performance of the Portfolio was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by thirteen percentage points and the Portfolio allocated approximately 72% to these stocks compared to approximately 27% for the Index. The returns of local currences relative to the U.S. dollar added approximately ten percentage points to the local performance of the Portfolio holdings.

25

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table. are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six month period indicated.

  Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,140.30	0.46%	$2.47
Hypothetical 5% Annual Return	$1,000.00	$1,022.76	0.46%	$2.33

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

26

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category or country.

Affiliated Investment Company	100.0%

27

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (8,160,341 Shares, Cost $73,407) at Value†	$180,017
Receivable for Investment Securities Sold	10
Prepaid Expenses and Other Assets	10
Total Assets	180,037
LIABILITIES:
Payables:
Fund Shares Redeemed	10
Due to Advisor	1
Accrued Expenses and Other Liabilities	42
Total Liabilities	53
NET ASSETS	$179,984
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	8,222,230
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.89
NET ASSETS CONSIST OF:
Paid-in Capital	$73,710
Accumulated Net Investment Income (Loss)	139
Accumulated Net Realized Gain (Loss) of Investment Securities	(475)
Unrealized Appreciation Depreciation of Investment Securities	106,610
NET ASSETS	$179,984
(1) NUMBER OF SHARES AUTHORIZED	100,000,000

See accompanying Notes to Financial Statements.
28

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$5,511
Expenses
Administrative Services Fees	16
Accounting & Transfer Agent Fees	15
Shareholder Servicing Fees	311
Legal Fees	1
Audit Fees	2
Filing Fees	17
Shareholders' Reports	20
Directors'/Trustees' Fees & Expenses	2
Other	2
Total Expenses	386
Net Investment Income (Loss)	5,125
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	3,904
Net Realized Gain (Loss) on Investment Securities Sold	1,269
Change in Unrealized Appreciation (Depreciation) of Investment Securities	38,680
Net Realized and Unrealized Gain (Loss)	43,853
Net Increase (Decrease) in Net Assets Resulting from Operations	$48,978

See accompanying Notes to Financial Statements.
29

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,125	$3,828
Capital Gain Distributions Received from Affiliated Investment Company	3,904	4,814
Net Realized Gain (Loss) on Investment Securities Sold	1,269	1,616
Change in Unrealized Appreciation (Depreciation) of Investment Securities	38,680	8,800
Net Increase (Decrease) in Net Assets Resulting from Operations	48,978	19,058
Distributions From:
Net Investment Income	(5,176)	(3,430)
Net Short-Term Gains	(634)	(168)
Net Long-Term Gains	(5,714)	(2,755)
Total Distributions	(11,524)	(6,353)
Capital Share Transactions (1):
Shares Issued	22,569	14,123
Shares Issued in Lieu of Cash Distributions	9,828	5,544
Shares Redeemed	(28,649)	(23,987)
Net Increase (Decrease) from Capital Share Transactions	3,748	(4,320)
Total Increase (Decrease)	41,202	8,385
Net Assets
Beginning of Period	138,782	130,397
End of Period	$179,984	$138,782
(1) Shares Issued and Redeemed:
Shares Issued	1,185	856
Shares Issued in Lieu of Cash Distributions	550	348
Shares Redeemed	(1,449)	(1,456)
	286	(252)
Accumulated Net Investment Income (Loss)	$139	$397

See accompanying Notes to Financial Statements.
30

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$17.49	$15.93	$12.55	$9.61	$11.35
Income from Investment Operations
Net Investment Income (Loss)	0.61	(A)	0.48	0.27	0.24	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	5.23	1.87	3.63	3.07	(0.90)
Total from Investment Operations	5.84	2.35	3.90	3.31	(0.60)
Less Distributions
Net Investment Income	(0.63)	(0.43)	(0.51)	(0.24)	(0.34)
Net Realized Gains	(0.81)	(0.36)	(0.01)	(0.13)	(0.80)
Total Distributions	(1.44)	(0.79)	(0.52)	(0.37)	(1.14)
Net Asset Value, End of Period	$21.89	$17.49	$15.93	$12.55	$9.61
Total Return	35.40%	15.32%	31.89%	35.96%	(5.76)%
Net Assets, End of Period (thousands)	$179,984	$138,782	$130,397	$109,942	$89,140
Ratio of Expenses to Average Net Assets (B)	0.47%	0.50%	0.52%	0.55%	0.54%
Ratio of Net Investment Income to Average Net Assets	3.14%	2.88%	1.88%	2.20%	2.15%

See accompanying Notes to Financial Statements.
31

  DFA INVESTMENT DIMENSIONS GROUP INC.
  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of forty-three operational portfolios, of which the LWAS/DFA International High Book to Market Portfolio ("the Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 3% of the outstanding shares of the Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with these financial statements.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at its daily net asset value.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $4.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about

32

fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's (Series', etc.) tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolio pays a fee to LWIF at the effective annual rate of 0.19% of its average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $129 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D.   Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged, or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
LWAS/DFA International High Book to Market Portfolio	$390	$(207)	$(183)

33

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006 and November 30, 2005 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2006	$6,063	$5,851	$11,914
2005	3,598	2,755	6,353

The following net investment income and short-term capital gain and long-term capital gain distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
LWAS/DFA International High Book to Market Portfolio	$253	$137	$390

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$1,298	$3,474	$4,772

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2005, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$78,511	$106,609	$(5,103)	$101,506

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for

34

its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. There were no borrowings by Portfolio the under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

At November 30, 2006, two shareholders held approximately 93% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders of LWAS/DFA International High Book to Market Portfolio and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA International High Book to Market Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

36

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The U.S. Large Cap Value Series vs. Russell 1000 Value Index
November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Large Cap Value Series
Russell 1000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$30,424
$27,408

Average Annual Total Return	One Year	Five Years	Ten Years
	18.16%	12.63%	11.77%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The DFA International Value Series vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Value Series
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$29,039
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	35.73%	21.69%	11.25%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

37

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your f.und's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six month period indicated.

  Six Months Ended November 30, 2006

EXPENSE TABLES

The U.S. Large Cap Value Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,100.10	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,141.90	0.23%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

38

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
The U.S. Large Cap Value Series	24.2%	5.0%	9.0%	31.5%	1.8%	12.8%	5.4%	4.0%	0.0%	6.2%	0.0%	0.1%	100.0%
The DFA International Value Series	15.8%	3.8%	2.3%	43.9%	0.7%	8.2%	2.2%	11.0%	0.2%	6.5%	4.5%	0.9%	100.0%

39

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
CBS Corp. Class B	5,526,406	$164,410,578	1.9%
Clear Channel Communications, Inc.	1,942,666	68,304,137	0.8%
#* Comcast Corp. Class A	7,694,495	311,319,268	3.5%
Federated Department Stores, Inc.	1,514,630	63,750,777	0.7%
# Ford Motor Co.	9,707,400	78,921,162	0.9%
# General Motors Corp.	4,355,200	127,302,496	1.4%
#* IAC/InterActiveCorp	2,076,951	75,787,942	0.9%
* Liberty Media Holding Corp. Capital Class A	960,679	84,462,898	1.0%
* Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188	1.0%
# Time Warner, Inc.	18,098,380	364,501,373	4.1%
# Tribune Co.	1,892,955	60,195,969	0.7%
#* Viacom, Inc. Class B	3,132,050	117,483,195	1.3%
Other Securities		525,648,272	5.9%
Total Consumer Discretionary		2,133,622,255	24.1%
Consumer Staples — (4.2%)
Archer-Daniels-Midland Co.	2,298,560	80,679,456	0.9%
# Coca-Cola Enterprises, Inc.	3,591,772	73,451,737	0.8%
# Kraft Foods, Inc.	3,003,000	105,255,150	1.2%
Other Securities		178,259,423	2.0%
Total Consumer Staples		437,645,766	4.9%
Energy — (7.6%)
Anadarko Petroleum Corp.	3,531,056	174,292,924	2.0%
Apache Corp.	2,120,890	148,313,838	1.7%
# Chesapeake Energy Corp.	2,570,038	87,458,393	1.0%
# Hess Corp.	1,777,596	89,359,751	1.0%
Marathon Oil Corp.	753,902	71,153,271	0.8%
Other Securities		221,329,250	2.4%
Total Energy		791,907,427	8.9%
Financials — (26.2%)
# Allstate Corp.	1,791,600	113,730,768	1.3%
AMBAC Financial Group, Inc.	707,295	60,572,744	0.7%
# Bear Stearns Companies, Inc.	373,770	56,992,450	0.6%
Cincinnati Financial Corp.	1,347,289	59,657,957	0.7%
CIT Group, Inc.	1,345,312	69,969,677	0.8%
#* CNA Financial Corp.	1,903,682	73,291,757	0.8%
Countrywide Financial Corp.	4,574,013	181,679,796	2.1%
Hartford Financial Services Group, Inc.	1,173,900	100,673,664	1.1%
# JPMorgan Chase & Co.	2,244,400	103,870,832	1.2%
Lincoln National Corp.	839,526	53,385,458	0.6%
Loews Corp.	3,810,402	152,111,248	1.7%
# MBIA, Inc.	1,035,550	72,126,057	0.8%
# MetLife, Inc.	5,456,798	320,477,747	3.6%
North Fork Bancorporation, Inc.	2,564,611	71,988,631	0.8%
# Principal Financial Group, Inc.	1,210,200	69,889,050	0.8%
Prudential Financial, Inc.	1,887,800	153,817,944	1.7%
# The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341	3.1%
Other Securities		762,751,838	8.6%
Total Financials		2,748,342,959	31.0%

40

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (1.5%)
Total Health Care		$156,527,135	1.8%
Industrials — (10.8%)
Burlington Northern Santa Fe Corp.	2,217,073	166,635,207	1.9%
# CSX Corp.	3,357,304	120,392,921	1.3%
Norfolk Southern Corp.	3,179,102	156,570,773	1.8%
# Northrop Grumman Corp.	2,629,984	176,024,829	2.0%
Raytheon Co.	1,311,300	66,928,752	0.7%
Southwest Airlines Co.	5,171,620	81,246,150	0.9%
# Union Pacific Corp.	2,098,000	189,910,960	2.1%
Other Securities		171,615,550	2.0%
Total Industrials		1,129,325,142	12.7%
Information Technology — (4.5%)
* Computer Sciences Corp.	1,404,843	73,332,805	0.8%
Electronic Data Systems Corp.	2,006,400	54,453,696	0.6%
* Micron Technology, Inc.	3,962,557	57,853,332	0.7%
Other Securities		289,227,039	3.3%
Total Information Technology		474,866,872	5.4%
Materials — (3.4%)
Weyerhaeuser Co.	1,877,300	121,423,764	1.4%
Other Securities		230,986,061	2.6%
Total Materials		352,409,825	4.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		24,979,870	0.3%
Telecommunication Services — (5.2%)
# AT&T, Inc.	8,333,818	282,599,768	3.2%
Verizon Communications, Inc.	4,855,300	169,644,182	1.9%
Other Securities		96,677,061	1.1%
Total Telecommunication Services		548,921,011	6.2%
TOTAL COMMON STOCKS		8,798,548,262	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980	16.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,614,396,073)		$10,486,095,193	118.3%

See accompanying Notes to Financial Statements.
41

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
Commonwealth Bank of Australia	1,376,896	$51,439,371	0.7%
National Australia Bank, Ltd.	2,552,152	78,671,130	1.1%
Other Securities		163,278,296	2.1%
TOTAL COMMON STOCKS		293,388,797	3.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,124	0.0%
TOTAL — AUSTRALIA		293,394,921	3.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		39,116,030	0.5%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		78,404,875	1.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		161	0.0%
TOTAL — BELGIUM		78,405,036	1.1%
CANADA — (3.6%)
COMMON STOCKS — (3.6%)
# Alcan, Inc.	787,380	37,781,554	0.5%
# Barrick Gold Corp.	1,433,520	44,974,407	0.6%
# Sun Life Financial, Inc.	1,218,300	52,036,841	0.7%
Other Securities		165,615,311	2.2%
TOTAL — CANADA		300,408,113	4.0%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		92,487,214	1.2%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		88,587,076	1.2%
FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
AXA SA	2,905,543	110,389,313	1.5%
BNP Paribas SA	1,631,174	176,219,447	2.4%
Compagnie de Saint-Gobain	598,264	47,895,198	0.6%
Credit Agricole SA	956,277	40,606,343	0.5%
LaFarge SA	270,758	39,455,578	0.5%
Renault SA	379,599	45,641,625	0.6%
Societe Generale Paris	293,528	49,331,436	0.7%
Vivendi SA	2,554,386	98,517,255	1.3%
Other Securities		271,036,976	3.7%
TOTAL — FRANCE		879,093,171	11.8%

42

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
Allianz SE	447,580	$87,259,374	1.2%
* Allianz SE ADR	2,002,140	39,141,837	0.5%
Commerzbank AG	1,007,513	36,409,347	0.5%
DaimlerChrysler AG	1,734,297	101,115,749	1.4%
Deutsche Bank AG	801,377	103,647,729	1.4%
Deutsche Telekom AG ADR	2,445,250	43,525,450	0.6%
E.ON AG	667,235	85,855,547	1.2%
E.ON AG ADR	901,000	38,652,900	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174	0.8%
# Volkswagen AG	499,652	54,582,008	0.7%
Other Securities		194,389,741	2.5%
TOTAL — GERMANY		844,811,856	11.3%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		38,472,486	0.5%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Hutchison Whampoa, Ltd.	4,078,000	38,287,917	0.5%
Other Securities		152,572,721	2.1%
TOTAL — HONG KONG		190,860,638	2.6%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	1,243,314	47,017,109	0.6%
Other Securities		63,120,873	0.9%
TOTAL — IRELAND		110,137,982	1.5%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	5,702,257	49,281,402	0.7%
Other Securities		205,510,948	2.7%
TOTAL — ITALY		254,792,350	3.4%
JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
FUJIFILM Holdings Corp.	910,000	36,162,603	0.5%
Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870	1.0%
Millea Holdings, Inc.	1,295,899	46,400,715	0.6%
# Sony Corp.	971,100	38,113,136	0.5%
Other Securities		735,727,505	9.8%
TOTAL — JAPAN		927,738,829	12.4%
NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
# ABN AMRO Holding NV	1,785,798	53,825,317	0.7%
Aegon NV	3,298,073	59,933,658	0.8%
ING Groep NV	3,203,383	136,920,666	1.8%
# Koninklijke Philips Electronics NV	2,253,619	84,050,415	1.1%
Other Securities		110,854,063	1.6%
TOTAL — NETHERLANDS		445,584,119	6.0%

43

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$9,008,140	0.1%
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		86,430,418	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		28,101,673	0.4%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		48,574,290	0.7%
SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
# Banco Santander Central Hispano SA	7,223,177	131,648,185	1.8%
Endesa SA	1,557,828	72,705,147	1.0%
# Repsol YPF SA	1,547,213	55,693,549	0.8%
Other Securities		116,546,010	1.5%
TOTAL — SPAIN		376,592,891	5.1%
SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
Nordea Bank AB	3,278,100	46,342,232	0.6%
Other Securities		161,406,317	2.2%
TOTAL — SWEDEN		207,748,549	2.8%
SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859	0.9%
Credit Suisse Group	1,756,088	116,464,214	1.6%
Zurich Financial SVCS AG	176,035	45,874,768	0.6%
Other Securities		187,713,185	2.5%
TOTAL — SWITZERLAND		417,661,026	5.6%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	2,904,256	135,551,307	1.8%
Aviva P.L.C.	5,194,614	80,573,641	1.1%
Barclays P.L.C. ADR	1,089,800	58,914,588	0.8%
HBOS P.L.C.	8,202,642	167,978,219	2.3%
HSBC Holdings P.L.C. ADR	393,100	36,558,300	0.5%
Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898	3.3%
Vodafone Group P.L.C.	61,674,811	163,506,716	2.2%
Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147	1.0%
Xstrata P.L.C.	827,417	37,215,351	0.5%
Other Securities		656,038,105	8.7%
TOTAL — UNITED KINGDOM		1,658,688,272	22.2%

44

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (10.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	$65,501,654	0.9%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	143,434	143,434,116	1.9%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905	1.7%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000	5.8%
TOTAL TEMPORARY CASH INVESTMENTS		831,470,122	11.1%
TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)		$8,248,165,202	110.6%

See accompanying Notes to Financial Statements.
45

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The U.S. Large Cap Value Series	The DFA International Value Series
ASSETS:
Investments at Value (Including $1,570,015 and $763,064 of securities on loan, respectively)	$8,798,548	$7,416,695
Temporary Cash Investments at Value	1,687,547	831,470
Foreign Currencies at Value	—	5,903
Cash	6,460	15
Receivables:
Investment Securities Sold	—	2,387
Dividends, Interest, and Tax Reclaims	18,338	14,972
Securities Lending Income	257	240
Fund Shares Sold	14,396	9,029
Prepaid Expenses and Other Assets	3	2
Total Assets	10,525,549	8,280,713
LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,623,528	809,429
Investment Securities Purchased	30,687	12,511
Fund Shares Redeemed	33	10
Deferred Revenue	3,980	—
Due to Advisor	725	1,202
Accrued Expenses and Other Liabilities	290	309
Total Liabilities	1,659,243	823,461
NET ASSETS	$8,866,306	$7,457,252

SHARES OUTSTANDING $0.01 PAR VALUE (1) (Unlimited Number of Shares Authorized)	378,204,771	338,026,799

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.44	$22.06

Investments at Cost	$6,926,849	$5,103,318

Temporary Cash Investments at Cost	$1,687,547	$831,470

Foreign Currencies at Cost	$—	$5,836

NET ASSETS CONSIST OF:
Paid-in Capital	$6,515,417	$4,950,489
Accumulated Net Investment Income (Loss)	1,485	(7,523)
Accumulated Net Realized Gain (Loss) on Investment Securities	477,705	200,182
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	378
Unrealized Appreciation (Depreciation) from Investment Securities and Foreign Currency	1,871,699	2,313,444
Unrealized Net Foreign Exchange Gain (Loss)	—	282
NET ASSETS	$8,866,306	$7,457,252

See accompanying Notes to Financial Statements.
46

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0 and $14,345, respectively)	$121,542	$196,983
Interest	4,025	1,745
Income from Securities Lending	2,231	8,035
Total Investment Income	127,798	206,763
Expenses
Investment Advisory Services Fees	7,124	11,736
Accounting & Transfer Agent Fees	720	601
Custodian Fees	200	905
Legal Fees	41	30
Audit Fees	92	76
Shareholders' Reports	57	42
Directors'/Trustees' Fees & Expenses	95	78
Other	96	121
Total Expenses	8,425	13,589
Net Investment Income (Loss)	119,373	193,174
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	477,934	201,700
Net Realized Gain (Loss) on Foreign Currency Transactions	—	378
Change in Unrealized Appreciation (Depreciation) of: Investment Securities and Foreign Currency	631,814	1,351,708
Translation of Foreign Currency Denominated Amounts	—	486
Net Realized and Unrealized Gain (Loss)	1,109,748	1,554,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,229,121	$1,747,446

See accompanying Notes to Financial Statements.
47

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Large Cap Value Series		The DFA International Value Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$119,373	$75,708	$193,174	$97,688
Net Realized Gain (Loss) on Investment Securities Sold	477,934	200,126	201,700	132,514
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	378	(1,607)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	631,814	400,320	1,351,708	292,697
Translation of Foreign Currency Denominated Amounts	—	—	486	(566)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,229,121	676,154	1,747,446	520,726
Distributions From:
Net Investment Income	(127,544)	(79,209)	(202,210)	(111,684)
Net Short-Term Gains	(14,160)	—	(11,375)	(2,493)
Net Long-Term Gains	(186,026)	(3,972)	(115,307)	(104,987)
Total Distributions	(327,730)	(83,181)	(328,892)	(219,164)
Capital Share Transactions (1):
Shares Issued	1,997,675	1,391,582	1,589,921	1,219,383
Shares Issued in Lieu of Cash Distributions	317,835	79,551	307,948	211,691
Shares Redeemed	(182,182)	(152,432)	(226,869)	(168,981)
Net Increase (Decrease) from Capital Share Transactions	2,133,328	1,318,701	1,671,000	1,262,093
Total Increase (Decrease) in Net Assets	3,034,719	1,911,674	3,089,554	1,563,655
Net Assets
Beginning of Period	5,831,587	3,919,913	4,367,698	2,804,043
End of Period	$8,866,306	$5,831,587	$7,457,252	$4,367,698
(1) Shares Issued and Redeemed:
Shares Issued	92,566	71,023	80,546	74,612
Shares Issued in Lieu of Cash Distributions	15,344	4,005	16,678	13,315
Shares Redeemed	(8,564)	(7,495)	(11,688)	(10,303)
	99,346	67,533	85,536	77,624
Accumulated Net Investment Income (Loss)	$1,485	$9,656	$(7,523)	$1,082

See accompanying Notes to Financial Statements.
48

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Cap Value Series	The DFA International Value Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$20.91	$18.55	$15.41	$13.01	$14.44	$17.30	$16.04	$12.40	$9.33	$10.15
Income from Investment Operations
Net Investment Income (Loss)	0.36	(A)	0.29	0.23	0.21	0.20	0.65	(A)	0.43	0.33	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	3.27	2.41	3.09	2.41	(1.43)	5.27	1.95	3.61	3.06	(0.78)
Total from Investment Operations	3.63	2.70	3.32	2.62	(1.23)	5.92	2.38	3.94	3.33	(0.54)
Less Distributions
Net Investment Income	(0.38)	(0.32)	(0.18)	(0.22)	(0.20)	(0.67)	(0.52)	(0.30)	(0.25)	(0.25)
Net Realized Gains	(0.72)	(0.02)	—	—	—	(0.49)	(0.60)	—	(0.01)	(0.03)
Total Distributions	(1.10)	(0.34)	(0.18)	(0.22)	(0.20)	(1.16)	(1.12)	(0.30)	(0.26)	(0.28)
Net Asset Value, End of Period	$23.44	$20.91	$18.55	$15.41	$13.01	$22.06	$17.30	$16.04	$12.40	$9.33
Total Return	18.16%	14.66%	21.68%	20.34%	(8.64)%	35.73%	15.61%	32.15%	36.24%	(5.53)%
Net Assets, End of Period (thousands)	$8,866,306	$5,831,587	$3,919,913	$2,510,662	$1,737,809	$7,457,252	$4,367,698	$2,804,043	$1,604,778	$1,125,467
Ratio of Expenses to Average Net Assets	0.12%	0.14%	0.15%	0.15%	0.15%	0.23%	0.27%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.56%	1.41%	1.62%	1.49%	3.29%	2.71%	2.35%	2.61%	2.36%
Portfolio Turnover Rate	13%	9%	7%	7%	9%	8%	10%	15%	14%	18%

See accompanying Notes to Financial Statements.
49

  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which two (the "Series") are presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The DFA International Value Series (the "International Series") will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

50

2.  Foreign Currency Translation: Securities and other assets and liabilities of The DFA International Value Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

The DFA International Value Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on The DFA International Value Series books and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The DFA International Value Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The DFA International Value Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Trust's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions

51

should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's (Series',etc). tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership. For the year ended November 30, 2006, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Funds; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$151

The DFA International Value Series	117

E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$2,812,901	$946,109
The DFA International Value Series	1,929,943	460,558

F.  Federal Income Taxes:

Each Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise.

52

Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies" were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share. (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
The DFA International Value Series	$431	$(431)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006 and November 30, 2005 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
The U.S. Large Cap Value Series
2006	$141,704	$186,026	$327,730
2005	79,209	3,972	83,181
The DFA International Value Series
2006	213,585	115,307	328,892
2005	114,177	104,987	219,164

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Loss)
The U.S. Large Cap Value Series	$15,465	$463,876	$479,341
The DFA International Value Series	29,356	185,656	215,012

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Series had no capital loss carryforwards available to offset future realized capital gains.

Some of The DFA International Value Series investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At November 30, 2006, The DFA International Value Series had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies (in thousands), of $21,675 and $18,925, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
The U.S. Large Cap Value Series	$8,614,396	$2,092,494	$(220,795)	$1,871,699
The DFA International Value Series	5,956,646	2,367,740	(76,221)	2,291,519

53

G.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with The Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	5.00%	$9,389	1	$1	$9,389

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings under the line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	5.70%	$2,509	2	$1	$3,791

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

54

I.  Securities Lending:

As of November 30, 2006, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

55

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series and The DFA International Value Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

56

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

57

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

58

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

59

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

60

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

61

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

62

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

63

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

64

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have a November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest	Foreign Tax Credit(4)	Qualified Interest Income(5)	Qualified Short Term Capital Gains(6)
LWAS/DFA U.S. High Book to Market Portfolio	89.64%	0.57%	9.79%	100.00%	89.61%	75.18%	—	—	3.08%	29.65%
LWAS/DFA Two-Year Fixed Income Portfolio	100.00%	—	—	100.00%	—	—	—	—	64.71%	—
LWAS/DFA Two-Year Government Portfolio (3)	100.00%	—	—	100.00%	—	—	99.85%	—	75.43%	—
DFA Investment Dimensions Group Inc.
LWAS/DFA International High Book to Market Portfolio	48.13%	2.76%	49.11%	100.00%	—	49.32%	—	—	0.79%	26.73%
The DFA Investment Trust Company
The U.S. Large Cap Value Series	38.92%	4.32%	56.76%	100.00%	89.95%	74.42%	—	—	2.67%	9.79%
The DFA International Value Series	61.48%	3.46%	35.06%	100.00%	—	55.02%	—	4.36%	0.77%	6.94%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short term capital gain and net investment income).

(5)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(6)  The percentage in this column represents the amount of "Qualifying Short Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

65

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DFA113006-003A

DIMENSIONAL INVESTMENT GROUP INC.

Global Equity Portfolio

Global 60/40 Portfolio

Global 25/75 Portfolio

Class R Shares

Institutional Class Shares

Annual Report

Year Ended November 30, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

Continued

This report is submitted for the information of the Funds' shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHARTS

DFA Global Equity Portfolio Class R vs. MSCI World Index (net dividends)

December 24, 2003-November 30, 2006

Growth of $10,000

DFA Global Equity Portfolio Class R
MSCI World Index (net dividends)
$20,000
$10,000
$0
$15,794
$15,070
12/03
2005
2006
11/06

Average Annual Total Return	One Year	From 12/24/2003
	20.04%	16.84%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

DFA Global 60/40 Portfolio Class R vs.
Global 60/40 Composite Index (MSCI/Lehman), MSCI World Index (net dividends), Lehman Brothers Aggregate Bond Index
December 24, 2003-November 30, 2006

Growth of $10,000
DFA Global 60/40 Portfolio Class R
Global 60/40 Composite Index (MSCI/Lehman)
MSCI World Index (net dividends)
Lehman Brothers Aggregate Bond Index
$20,000
$10,000
$0
12/03
2005
2006
11/06
$15,070
$13,466
$13,423
$11,208

Average Annual Total Return	One Year	From 12/24/2003
	13.49%	10.66%

- The Global 60/40 Composite Index (MSCI/Lehman) is an unmanaged hypothetical index composed of 60% MSCI World Index (net dividends) and 40% Lehman Aggregate Index.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved. Lehman data provided by Lehman Brothers, Inc.

DFA Global 25/75 Portfolio Class R vs.
Global 25/75 Composite Index (MSCI/Lehman), MSCI World Index (net dividends), Lehman Brothers Aggregate Bond Index
December 24, 2003-November 30, 2006

Growth of $10,000

DFA Global 25/75 Portfolio Class R
Global 25/75 Composite Index (MSCI/Lehman)
MSCI World Index (net dividends)
Lehman Brothers Aggregate Bond Index
$20,000
$10,000
$0
12/03
2005
2006
11/06
$15,070
$12,095
$11,757
$11,208

Average Annual Total Return	One Year	From 12/24/2003
	7.75%	5.67%

- The Global 25/75 Composite Index (MSCI/Lehman) is an unmanaged hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Lehman Aggregate Index.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved. Lehman data provided by Lehman Brothers, Inc.

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHARTS

DFA Global Equity Portfolio Institutional Class vs. MSCI World Index (net dividends)

December 24, 2003-November 30, 2006

Growth of $10,000
DFA Global Equity Portfolio Institutional Class
MSCI World Index (net dividends)
$20,000
$10,000
$0
$15,901
$15,070
12/03
2005
2006
11/06

Average Annual Total Return	One Year	From 12/24/2003
	20.33%	17.11%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

DFA Global 60/40 Portfolio Institutional Class vs.
Global 60/40 Composite Index (MSCI/Lehman), MSCI World Index (net dividends), Lehman Brothers Aggregate Bond Index
December 24, 2003-November 30, 2006

Growth of $10,000
DFA Global 60/40 Portfolio Institutional Class
Global 60/40 Composite Index (MSCI/Lehman)
MSCI World Index (net dividends)
Lehman Brothers Aggregate Bond Index
$20,000
$10,000
$0
12/03
2005
2006
11/06
$15,070
$13,544
$13,423
$11,208

Average Annual Total Return	One Year	From 12/24/2003
	13.78%	10.88%

- The Global 60/40 Composite Index (MSCI/Lehman) is an unmanaged hypothetical index composed of 60% MSCI World Index (net dividends) and 40% Lehman Aggregate Index.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved. Lehman data provided by Lehman Brothers, Inc.

DFA Global 25/75 Portfolio Institutional Class vs.
Global 25/75 Composite Index (MSCI/Lehman), MSCI World Index (net dividends), Lehman Brothers Aggregate Bond Index
December 24, 2003-November 30, 2006

Growth of $10,000
DFA Global 25/75 Portfolio Institutional Class
Global 25/75 Composite Index (MSCI/Lehman)
MSCI World Index (net dividends)
Lehman Brothers Aggregate Bond Index
$20,000
$10,000
$0
$15,070
$12,095
$11,840
$11,208
12/03
2005
2006
11/06

Average Annual Total Return	One Year	From 12/24/2003
	7.97%	5.92%

- The Global 25/75 Composite Index (MSCI/Lehman) is an unmanaged hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Lehman Aggregate Index.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved. Lehman data provided by Lehman Brothers, Inc.

2

MANAGEMENT'S DISCUSSION AND ANALYSIS

Global Equity Portfolio Institutional Class

The Global Equity Portfolio Institutional Class seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Series, and DFA Real Estate Securities Portfolio, and international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Large Cap International Portfolio, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, Dimensional Emerging Markets Value Fund Inc., and The Emerging Markets Small Cap Series (collectively, the "Equity Underlying Funds"). As of November 30, 2006, the Portfolio held, indirectly through its fund holdings, approximately 12,800 securities in 40 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Equity Underlying Fund to stocks with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of stocks in a particular industry or country.

For the year ended November 30, 2006, total returns were 20.33% for the Global Equity Portfolio Institutional Class and 20.28% for the MSCI World Index (net dividends). Relative to the MSCI World Index, outperformance of the Portfolio was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio and greater exposure to small company stocks as measured by market capitalization. During the year ended November 30, 2006, the Global Equity Portfolio was exposed through the Equity Underlying Funds to approximately 70% US equities, including REITs, 25% international developed market equities and 5% emerging markets equities, and its approximate exposure to small and value stocks was 30% and 40%, respectively.

Global Equity Portfolio Class R

The Global Equity Portfolio Class R seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Series, and DFA Real Estate Securities Portfolio, and international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Large Cap International Portfolio, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, Dimensional Emerging Markets Value Fund Inc., and The Emerging Markets Small Cap Series (collectively, the "Equity Underlying Funds"). As of November 30, 2006, the Portfolio held, indirectly through its fund holdings, approximately 12,800 securities in 40 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Equity Underlying Fund to stocks with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of stocks in a particular industry or country.

For the year ended November 30, 2006, total returns were 20.04% for the Global Equity Portfolio Class R and 20.28% for the MSCI World Index (net dividends). Relative to the MSCI World Index, underperformance of the Portfolio was primarily due to differences in fees and expenses between the Portfolio and the Index. Results for the MSCI World Index are not diminished by management and administrative expenses associated with running a live portfolio. The lower performance of the Portfolio was partially offset by its greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio and greater exposure to small company stocks as measured by market capitalization. During the year ended November 30, 2006, the Global Equity Portfolio was exposed through the

3

Equity Underlying Funds to approximately 70% US equities, including REITs, 25% international developed market equities and 5% emerging markets equities, and its approximate exposure to small and value stocks was 30% and 40%, respectively.

Global 60/40 Portfolio Institutional Class

The Global 60/40 Portfolio Institutional Class seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Series, and DFA Real Estate Securities Portfolio; international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Large Cap International Portfolio, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, Dimensional Emerging Markets Value Fund Inc., and The Emerging Markets Small Cap Series; and fixed income funds include The DFA Two-Year Global Fixed Income Series and the DFA Five-Year Global Fixed Income Portfolio (collectively, the "Equity and Fixed Income Underlying Funds"). As of November 30, 2006, the Portfolio held, indirectly through its fund holdings, approximately 12,800 equity securities in 40 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Equity and Fixed Income Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry or country.

For the year ended November 30, 2006, total returns were 13.78% for the Global 60/40 Portfolio Institutional Class and 14.41% for a hypothetical index composed of 60% MSCI World Index (net dividends) and 40% Lehman Brothers Aggregate Index. Relative to this hypothetical 60/40 Index, underperformance of the Portfolio was primarily due to fees and expenses and to the lower perfomance of its underlying fixed income funds compared to the Lehman Brothers Aggregate Index. Underperformance of the fixed income funds was attributable to differences in eligible securities as the Index includes mortgage-backed securities and investment grade corporate obligations (including those with longer term maturities) with credit quality ratings below that of the Portfolio. During the year ended November 30, 2006, the Global 60/40 Portfolio was exposed through the Equity and Fixed Income Underlying Funds to approximately 42% US equities, including REITs, 15% international developed market equities, 3% emerging markets equities and 40% global bonds.

Global 60/40 Portfolio Class R

The Global 60/40 Portfolio Class R seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Value Series, and DFA Real Estate Securities Portfolio; international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Large Cap International Portfolio, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, Dimensional Emerging Markets Value Fund Inc., and The Emerging Markets Small Cap Series; and fixed income funds include The DFA Two-Year Global Fixed Income Series and the DFA Five-Year Global Fixed Income Portfolio (collectively, the "Equity and Fixed Income Underlying Funds"). As of November 30, 2006, the Portfolio held, indirectly through its fund holdings, approximately 12,800 equity securities in 40 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Equity and Fixed Income Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry or country.

4

For the year ended November 30, 2006, total returns were 13.49% for the Global 60/40 Portfolio Class R and 14.41% for a hypothetical index composed of 60% MSCI World Index (net dividends) and 40% Lehman Brothers Aggregate Index. Relative to this hypothetical 60/40 Index, underperformance of the Portfolio was primarily due to fees and expenses and to the lower perfomance of its underlying fixed income funds compared to the Lehman Brothers Aggregate Index. Underperformance of the fixed income funds was attributable to differences in eligible securities as the Index includes mortgage-backed securities and investment grade corporate obligations (including those with longer term maturities) with credit quality ratings below that of the Portfolio. During the year ended November 30, 2006, the Global 60/40 Portfolio was exposed through the Equity and Fixed Income Underlying Funds to approximately 42% US equities, including REITs, 15% international developed market equities, 3% emerging markets equities and 40% global bonds.

Global 25/75 Portfolio Institutional Class

The Global 25/75 Portfolio Institutional Class seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Series, and DFA Real Estate Securities Portfolio; international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Large Cap International Portfolio, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, Dimensional Emerging Markets Value Fund Inc., and The Emerging Markets Small Cap Series; and fixed income funds include The DFA Two-Year Global Fixed Income Series and the DFA Five-Year Global Fixed Income Portfolio (collectively, the "Equity and Fixed Income Underlying Funds"). At November 30, 2006, the Portfolio held, indirectly through its fund holdings, approximately 12,800 securities in 40 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Equity and Fixed Income Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry or country.

For the year ended November 30, 2006, total returns were 7.97% for the Global 25/75 Portfolio Institutional Class and 9.42% for a hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Lehman Brothers Aggregate Index. Relative to this hypothetical 25/75 Index, underperformance of the Portfolio was primarily due to the lower perfomance of its underlying fixed income funds compared to the Lehman Brothers Aggregate Index. Underperformance of the fixed income funds was attributable to differences in eligible securities as the Index includes mortgage-backed securities and investment grade corporate obligations (including those with longer term maturities) with credit quality ratings below that of the Portfolio. During the year ended November 30, 2006, the Global 25/75 Portfolio was exposed through the Equity and Fixed Income Underlying Funds to approximately 75% global bonds, 17.5% US equities, including REITs, 6.25% international developed market equities, and 1.25% emerging markets equities.

Global 25/75 Portfolio Class R

The Global 25/75 Portfolio Class R seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Value Series, and DFA Real Estate Securities Portfolio; international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Large Cap International Portfolio, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, Dimensional Emerging Markets Value Fund Inc., and The

5

Emerging Markets Small Cap Series; and fixed income funds include The DFA Two-Year Global Fixed Income Series and the DFA Five-Year Global Fixed Income Portfolio (collectively, the "Equity and Fixed Income Underlying Funds"). At November 30, 2006, the Portfolio held, indirectly through its fund holdings, approximately 12,800 securities in 40 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Equity and Fixed Income Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry or country.

For the year ended November 30, 2006, total returns were 7.75% for the Global 25/75 Portfolio Class R and 9.42% for a hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Lehman Brothers Aggregate Index. Relative to this hypothetical 25/75 Index, underperformance of the Portfolio was primarily due to the lower performance of its underlying fixed income funds compared to the Lehman Brothers Aggregate Index. Underperformance of the fixed income funds was attributable to differences in eligible securities as the Index includes mortgage-backed securities and investment grade corporate obligations (including those with longer term maturities) with credit quality ratings below that of the Portfolio. During the year ended November 30, 2006, the Global 25/75 Portfolio was exposed through the Equity and Fixed Income Underlying Funds to approximately 75% global bonds, 17.5% US equities, including REITs, 6.25% international developed market equities, and 1.25% emerging markets equities.

6

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

STRIPS  Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

^  Denominated in local currency or the Euro, unless otherwise noted.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

(y)  The rate shown is the effective yield.

(e)  Face Amount Denominated in Euro.

(d)  Face Amount Denominated in Denmark Krone.

(j)  Face Amount Denominated in Japanese Yen.

(s)  Face Amount Denominated in Swedish Krona.

(f)  Face Amount Denominated in Swiss Francs.

(u)  Face Amount Denominated in U.S. Dollars.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized.

(C)  Non-Annualized.

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

(E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

N/A  Does not apply to this fund.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

(a)  Commencement of Operations.

7

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES

Global Equity Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return
Class R Shares	$1,000.00	$1,106.20	0.62%	$3.27
Institutional Class Shares	$1,000.00	$1,107.60	0.37%	$1.95
Hypothetical 5% Annual Return
Class R Shares	$1,000.00	$1,021.96	0.62%	$3.14
Institutional Class Shares	$1,000.00	$1,023.21	0.37%	$1.88

8

Global 60/40 Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return
Class R Shares	$1,000.00	$1,074.10	0.69%	$3.59
Institutional Class Shares	$1,000.00	$1,075.40	0.36%	$1.87
Hypothetical 5% Annual Return
Class R Shares	$1,000.00	$1,021.61	0.69%	$3.50
Institutional Class Shares	$1,000.00	$1,023.26	0.36%	$1.83
Global 25/75 Portfolio**
Actual Fund Return
Class R Shares	$1,000.00	$1,045.20	0.64%	$3.28
Institutional Class Shares	$1,000.00	$1,047.10	0.38%	$1.95
Hypothetical 5% Annual Return
Class R Shares	$1,000.00	$1,021.86	0.64%	$3.24
Institutional Class Shares	$1,000.00	$1,023.16	0.38%	$1.93

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

**  The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds.

9

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds' holdings which reflect the investments by category or country.

Affiliated Investment Companies
Global Equity Portfolio	100.0%
Global 60/40 Portfolio	100.0%
Global 25/75 Portfolio	100.0%

10

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS
November 30, 2006

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc. (22,463,200 Shares)		$258,326,800
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc. (17,285,962 Shares)		201,381,457
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc. (12,479,443 Shares)		159,986,459
Investment in The U.S. Small Cap Series of The DFA Investment Trust Company (3,481,113 Shares)		62,381,545
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (2,584,523 Shares)		60,581,219
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (2,011,668 Shares)		30,436,537
Investment in The DFA International Value Series of The DFA Investment Trust Company (1,364,617 Shares)		30,103,451
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc. (542,288 Shares)		18,329,334
Investment in Large Cap International Portfolio of DFA Investment Dimensions Group Inc. (744,163 Shares)		17,562,247
Investment in The U.S. Large Company Series of The DFA Investment Trust Company		12,500,401
Investment in Dimensional Emerging Markets Value Fund Inc. (149,364 Shares)		6,960,362
Investment in The Continental Small Company Series of The DFA Investment Trust Company		6,704,585
Investment in The Emerging Markets Series of The DFA Investment Trust Company		4,924,040
Investment in The Japanese Small Company Series of The DFA Investment Trust Company.		3,487,599
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		2,521,850
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		2,473,889
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		1,473,408
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $734,376,832)		880,135,183
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.01%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $790,000 FNMA 5.50%, 05/01/36, valued at $750,910) to be repurchased at $739,107 (Cost $739,000)	$739	739,000
TOTAL INVESTMENTS — (100.0%) (Cost $735,115,832)		$880,874,183

See accompanying Notes to Financial Statements.
11

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL 60/40 PORTFOLIO

SCHEDULE OF INVESTMENTS
November 30, 2006

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in The DFA Two-Year Global Fixed Income Series of The DFA Investment Trust Company (10,680,202 Shares)		$108,831,258
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc. (10,333,511 Shares)		108,811,871
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc. (7,914,416 Shares)		92,202,946
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc. (7,931,083 Shares)		91,207,455
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc. (4,867,855 Shares)		62,405,901
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (757,283 Shares)		17,750,714
Investment in The U.S. Small Cap Series of The DFA Investment Trust Company (965,517 Shares)		17,302,065
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (801,974 Shares)		12,133,867
Investment in The DFA International Value Series of The DFA Investment Trust Company (503,506 Shares)		11,107,342
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc. (197,428 Shares)		6,673,066
Investment in Large Cap International Portfolio of DFA Investment Dimensions Group Inc. (247,991 Shares)		5,852,588
Investment in The U.S. Large Company Series of The DFA Investment Trust Company		2,664,049
Investment in Dimensional Emerging Markets Value Fund Inc. (50,137 Shares)		2,336,384
Investment in The Continental Small Company Series of The DFA Investment Trust Company		1,623,874
Investment in The Emerging Markets Series of The DFA Investment Trust Company		1,606,572
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		931,254
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		804,434
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		669,227
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		315,338
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $487,234,764)		545,230,205
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $492,000 FNMA 4.374%, 10/01/35, valued at $475,282) to be repurchased at $468,067 (Cost $468,000)	$468	468,000
TOTAL INVESTMENTS — (100.0%) (Cost $487,702,764)		$545,698,205

See accompanying Notes to Financial Statements.
12

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL 25/75 PORTFOLIO

SCHEDULE OF INVESTMENTS
November 30, 2006

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.5%)
Investment in The DFA Two-Year Global Fixed Income Series of The DFA Investment Trust Company (3,658,653 Shares)		$37,281,674
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc. (3,539,931 Shares)		37,275,474
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc. (1,018,839 Shares)		11,869,474
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc. (480,262 Shares)		6,156,959
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc. (388,687 Shares)		4,469,901
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (83,973 Shares)		1,270,511
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc. (14,598 Shares)		493,412
Investment in The U.S. Small Cap Series of The DFA Investment Trust Company (11,770 Shares)		210,918
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (8,507 Shares)		199,404
Investment in The U.S. Large Company Series of The DFA Investment Trust Company		107,544
Investment in Large Cap International Portfolio of DFA Investment Dimensions Group Inc. (1,627 Shares)		38,397
Investment in The DFA International Value Series of The DFA Investment Trust Company (1,464 Shares)		32,296
Investment in The Continental Small Company Series of The DFA Investment Trust Company		15,467
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		10,534
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		7,520
Investment in The Emerging Markets Series of The DFA Investment Trust Company		6,612
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		4,587
Investment in Dimensional Emerging Markets Value Fund Inc. (71 Shares)		3,309
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		3,302
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $94,213,248)		99,457,295
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $511,000 FNMA Notes 4.374%, 10/01/35, valued at $493,636) to be repurchased at $486,070 (Cost $486,000)	$486	486,000
TOTAL INVESTMENTS — (100.0%) (Cost $94,699,248)		$99,943,295

See accompanying Notes to Financial Statements.
13

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value.	$880,135	$545,230	$99,457
Temporary Cash Investments at Value.	739	468	486
Cash	—	1	1
Receivable for Fund Shares Sold .	980	806	410
Prepaid Expenses and Other Assets .	56	25	18
Total Assets .	881,910	546,530	100,372
LIABILITIES:
Payables:
Investment Securities Purchased	664	252	362
Fund Shares Redeemed	815	444	92
Due to Advisor	41	25	11
Accrued Expenses and Other Liabilities	99	61	12
Total Liabilities .	1,619	782	477
NET ASSETS	$880,291	$545,748	$99,895
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R Shares — based on net assets of $32,717, $7,379, and $2,701, and shares outstanding ($0.01 par value) of 2,216,824, 583,529, and 243,103, respectively. (Authorized 100,000,000 Shares)	$14.76	$12.65	$11.11
Institutional Class Shares — based on net assets of $847,574, $538,369, and $97,194, and shares outstanding ($0.01 par value) of 57,327,911, 42,493,549, and 8,718,745, respectively. (Authorized 100,000,000 Shares)	$14.78	$12.67	$11.15
Investments in Affiliated Investment Companies at Cost	$734,377	$487,235	$94,213
Temporary Cash Investments at Cost	$739	$468	$486
COMPONENTS OF NET ASSETS:
Paid-In Capital	$723,943	$483,172	$93,870
Accumulated Net Investment Income (Loss)	2,589	1,863	218
Accumulated Net Realized Gain (Loss) of Investments Securities and Futures	8,069	2,741	564
Accumulated Net Realized Foreign Exchange Gain (Loss)	(3)	(1)	—
Unrealized Appreciation/(Depreciation) of Investment Securities, Foreign Currency and Futures	145,758	57,995	5,244
Unrealized Net Foreign Exchange Gain (Loss)	1	—	—
Deferred Thailand Capital Gains Tax	(66)	(22)	(1)
Total Net Assets	$880,291	$545,748	$99,895

See accompanying Notes to Financial Statements.
14

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Income Distributions	$11,301	$6,953	$1,292
Dividends (Net of Foreign Taxes Withheld of $44, $13, and $1, respectively)	1,205	280	27
Interest	33	7	1
Income from Securities Lending	56	14	1
Expenses	(59)	(16)	(1)
Total Net Investment Income Received from Affiliated Investment Companies	12,536	7,238	1,320
Fund Investment Income:
Interest	55	38	12
Fund Expenses
Administrative Services Fees	2,061	1,089	156
Accounting & Transfer Agent Fees	23	19	14
Shareholder Servicing Fees — Class R Shares	70	18	8
Legal Fees	9	7	1
Audit Fees	2	4	5
Filing Fees	90	72	29
Shareholders' Reports	120	44	5
Directors'/Trustees' Fees and Expenses	7	4	1
Other	8	6	4
Total Expenses	2,390	1,263	223
Fees Waived, Expenses Reimbursed and/or Previously Waived Fees Recovered by Advisor (Note C)	(1,538)	(747)	(91)
Net Expenses	852	516	132
Net Investment Income (Loss)	11,739	6,760	1,200
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	6,730	2,036	147
Net Realized Gain (Loss) on Investment Securities Sold	2,867	1,271	552
Net Realized Gain (Loss) on Futures	54	19	2
Net Realized Gain (Loss) on Foreign Currency Transactions	(3)	(1)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	106,080	45,806	4,208
Translation of Foreign Currency Denominated Amounts	2	—	—
Futures	(108)	(35)	(2)
Deferred Thailand Capital Gains Tax	(7)	(2)	—
Net Realized and Unrealized Gain (Loss)	115,615	49,094	4,907
Net Increase (Decrease) in Net Assets Resulting from Operations	$127,354	$55,854	$6,107

Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Funds (Affiliated Investment Companies)

See accompanying Notes to Financial Statements.
15

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Global Equity Portfolio		Global 60/40 Portfolio		Global 25/75 Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$11,739	$5,055	$6,760	$3,790	$1,200	$960
Capital Gain Distributions Received from Affiliated Investment Companies	6,730	2,737	2,036	889	147	117
Net Realized Gain (Loss) on Investment Securities Sold	2,867	15,155	1,271	5,420	552	466
Net Realized Gain (Loss) on Futures	54	(56)	19	(20)	2	(1)
Net Realized Gain (Loss) on Foreign Currency Transactions	(3)	(27)	(1)	(9)	—	(1)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	106,080	22,336	45,806	6,802	4,208	294
Translation of Foreign Currency Denominated Amounts	2	(4)	—	(1)	—	—
Futures	(108)	8	(35)	6	(2)	—
Deferred Thailand Capital Gains Tax	(7)	(58)	(2)	(19)	—	(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	127,354	45,146	55,854	16,858	6,107	1,834
Distributions to Shareholders From:
Net Investment Income:
Class R Shares	(301)	(171)	(45)	(25)	(5)	(1)
Institutional Class Shares	(9,646)	(3,845)	(5,913)	(2,528)	(1,198)	(634)
Total Distributions From Net Investment Income	(9,947)	(4,016)	(5,958)	(2,553)	(1,203)	(635)
Net Realized Gains:
Class R Shares	(549)	(23)	(48)	(2)	(1)	—
Institutional Class Shares	(16,961)	(299)	(6,319)	(103)	(629)	(14)
Total Distributions From Net Realized Gains	(17,510)	(322)	(6,367)	(105)	(630)	(14)
Total Distributions to Shareholders	(27,457)	(4,338)	(12,325)	(2,658)	(1,833)	(649)
Capital Share Transactions:
Shares Issued	378,045	309,688	305,399	194,313	63,895	31,413
Shares Issued in Lieu of Cash Distributions	27,347	4,333	12,077	2,637	1,821	646
Shares Redeemed	(126,391)	(47,199)	(94,383)	(36,277)	(22,840)	(11,772)
Net Increase (Decrease) From Capital Share Transactions	279,001	266,822	223,093	160,673	42,876	20,287
Total Increase (Decrease) in Net Assets	378,898	307,630	266,622	174,873	47,150	21,472
Net Assets
Beginning of Period	501,393	193,763	279,126	104,253	52,745	31,273
End of Period	$880,291	$501,393	$545,748	$279,126	$99,895	$52,745
Accumulated Net Investment Income (Loss)	$2,589	$1,200	$2,741	$1,251	$218	$267

See accompanying Notes to Financial Statements.
16

  DIMENSIONAL INVESTMENT GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

  Class R Shares

Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	For the Period Dec. 24, 2003(a) to November 30, 2004	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	For the Period Dec. 24, 2003(a) to November 30, 2004	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	For the Period Dec. 24, 2003(a) to November 30, 2004
Net Asset Value, Beginning of Period	$12.90	$11.54	$10.00	$11.58	$10.83	$10.00	$10.62	$10.33	$10.00
Income From Investment Operations
Net Investment Income	0.19	(A)	0.19	(A)	0.07	0.11	(A)	0.19	(A)	0.08	0.03	(A)	0.20	(A)	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	2.29	1.33	1.54	1.40	0.73	0.84	0.77	0.25	0.37
Total From Investrment Operations	2.48	1.52	1.61	1.51	0.92	0.92	0.80	0.45	0.44
Less Distributions
Net Investment Income	(0.18)	(0.14)	(0.07)	(0.18)	(0.16)	(0.09)	(0.20)	(0.16)	(0.11)
Net Realized Gains	(0.44)	(0.02)	—	(0.26)	(0.01)	—	(0.11)	—	—
Total Distributions	(0.62)	(0.16)	(0.07)	(0.44)	(0.17)	(0.09)	(0.31)	(0.16)	(0.11)
Net Asset Value, End of Period	$14.76	$12.90	$11.54	$12.65	$11.58	$10.83	$11.11	$10.62	$10.33
Total Return	20.04%	13.25%	16.18	%(C)	13.49%	8.57%	9.29	%(C)	7.75%	4.47%	4.44	%(C)
Net Assets, End of Period (thousands)	$32,717	$16,092	$14,684	$7,379	$1,857	$1,912	$2,701	$46	$65
Ratio of Expenses to Average Net Assets (D)	0.62%	0.71%	0.90	%(B)(E)	0.65%	0.70%	0.95	%(B)(E)	0.62%	0.79%	0.95	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.85%	0.80%	0.94	%(B)(E)	0.77%	0.80%	1.28	%(B)(E)	0.74%	0.95%	6.00	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.38%	1.32%	0.82	%(B)(E)	0.89%	1.73%	0.94	%(B)(E)	0.28%	2.00%	1.03	%(B)(E)

See accompanying Notes to Financial Statements.
17

  DIMENSIONAL INVESTMENT GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

  Institutional Class Shares

Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	For the Period Dec. 24, 2003(a) to November 30, 2004	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	For the Period Dec. 24, 2003(a) to November 30, 2004	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	For the Period Dec. 24, 2003(a) to November 30, 2004
Net Asset Value, Beginning of Period	$12.92	$11.56	$10.00	$11.60	$10.83	$10.00	$10.65	$10.34	$10.00
Income From Investment Operations
Net Investment Income	0.23	(A)	0.25	(A)	0.09	0.19	(A)	0.22	(A)	0.11	0.22	(A)	0.24	(A)	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	2.28	1.29	1.55	1.35	0.72	0.83	0.60	0.24	0.36
Total From Investrment Operations	2.51	1.54	1.64	1.54	0.94	0.94	0.82	0.48	0.47
Less Distributions
Net Investment Income	(0.21)	(0.16)	(0.08)	(0.21)	(0.16)	(0.11)	(0.21)	(0.17)	(0.13)
Net Realized Gains	(0.44)	(0.02)	—	(0.26)	(0.01)	—	(0.11)	—	—
Total Distributions	(0.65)	(0.18)	(0.08)	(0.47)	(0.17)	(0.11)	(0.32)	(0.17)	(0.13)
Net Asset Value, End of Period	$14.78	$12.92	$11.56	$12.67	$11.60	$10.83	$11.15	$10.65	$10.34
Total Return	20.33%	13.47%	16.46	%(C)	13.78%	8.80%	9.41	%(C)	7.97%	4.71%	4.73	%(C)
Net Assets, End of Period (thousands)	$847,574	$485,301	$179,079	$538,369	$277,269	$102,341	$97,194	$52,699	$31,208
Ratio of Expenses to Average Net Assets (D)	0.37%	0.46%	0.67	%(B)(E)	0.35%	0.45%	0.65	%(B)(E)	0.37%	0.47%	0.99	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.60%	0.56%	0.71	%(B)(E)	0.52%	0.55%	0.83	%(B)(E)	0.49%	0.71%	1.32	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.72%	1.50%	1.08	%(B)(E)	1.56%	1.99%	1.18	%(B)(E)	1.59%	2.33%	0.95	%(B)(E)

See accompanying Notes to Financial Statements.
18

  DIMENSIONAL INVESTMENT GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.   Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund currently offers sixteen portfolios, of which Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio (the "Global Funds") are presented in this section of the report.

The Global Funds achieve their investment objectives by primarily investing in other portfolios within The DFA Investment Trust Company ("ITC"), DFA Investment Dimensions Group Inc. ("IDG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (collectively, the "Master Funds").

	Global Funds (Percentage of Ownership at November 30, 2006)
	Global Equity	Global 60/40	Global 25/75
Master Funds	Portfolio	Portfolio	Portfolio
The U.S. Large Company Series (ITC)	—	—	—
The U.S. Large Cap Value Series (ITC)	1%	—	—
The U.S. Small Cap Series (ITC)	2%	1%	—
The DFA International Value Series (ITC)	—	—	—
The Japanese Small Company Series (ITC)	—	—	—
The Asia Pacific Small Company Series (ITC)	—	—	—
The United Kingdom Small Company Series (ITC)	—	—	—
The Continental Small Company Series (ITC)	—	—	—
The Emerging Markets Series (ITC)	—	—	—
The Emerging Markets Small Cap Series (ITC)	—	—	—
The DFA Two-Year Global Fixed Income Series (ITC)	N/A	4%	2%
U.S. Core Equity 1 Portfolio (IDG)	39%	14%	1%
U.S. Core Equity 2 Portfolio (IDG)	16%	8%	1%
DFA Real Estate Securities Portfolio (IDG)	1%	—	—
Large Cap International Portfolio (IDG)	1%	—	—
International Core Equity Portfolio (IDG)	19%	7%	1%
Emerging Markets Core Equity Portfolio (IDG)	4%	1%	—
DFA Five-Year Global Fixed Income Portfolio (IDG)	N/A	4%	2%
Dimensional Emerging Markets Value Fund Inc. (DEM)	—	—	—

N/A – Global Fund does not hold any shares of Master Fund.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Global Funds.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

19

1.  Security Valuation: The U.S. Large Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (the "Partnerships") are organized as partnerships for federal income tax purposes. The Global Funds' investments reflect their proportionate interest in the net assets of those corresponding Partnerships. The shares of the remaining Master Funds held by the Global Funds are valued at their respective daily net asset values, as these Master Funds are organized as regulated investment companies for federal income tax purposes.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees and Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Global Funds estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Global Fund are directly charged.

Class R Shares and Institutional Class Shares have equal rights to assets and earnings of its Global Fund. Income, gains and losses on investment securities, and common expenses of each Global Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Global Funds each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Partnerships.

4.  New Accounting Standards:  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Global Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Global Funds will adopt FIN 48 effective December 1, 2007.

20

C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Master Funds. The Advisor also provides administrative services to the Global Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. For the year ended November 30, 2006, the Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30%, 0.25%, 0.20%, respectively, of average daily net assets. The Global Funds do not pay separate management fees to the Advisor.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive its administrative services fee to the extent necessary to limit the proportionate share of the total combined administrative services fees paid by each of the Global Funds and investment advisory services fees paid by the Master Funds to the Advisor. The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2006 to April 1, 2007, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor. At November 30, 2006, the Global Funds had the following effective rates based on a percentage of average net assets on an annualized basis.

Effective Rates
Global Equity Portfolio	0.27%
Global 60/40 Portfolio	0.25%
Global 25/75 Portfolio	0.22%

The Advisor has also contractually agreed to assume the direct operating expenses of the Institutional Class Shares of each Global Fund (excluding administrative services fees paid to the Advisor), to the extent necessary to limit the total expense ratios (including the expenses that the Institutional Class Shares of each such Global Fund bears as a shareholder of the Master Funds) of the Institutional Class Shares. At November 30, 2006, the Institutional Class Shares had the following effective rates based on a percentage of average net assets on an annualized basis.

Effective Rates
Global Equity Portfolio	0.44%
Global 60/40 Portfolio	0.41%
Global 25/75 Portfolio	0.37%

The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2006 to April 1, 2007, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor.

For the Class R Shares, the Advisor has contractually agreed to assume the direct operating expenses of the Class R Shares of each Global Fund (excluding administrative services fees paid to the Advisor) to the extent necessary to limit the total expense ratios (including the expenses that the Class R Shares of each such Global Fund bears as a shareholder of the Master Funds and including Shareholder Servicing Fees) of the Class R Shares. At November 30, 2006, the Class R Shares had the following effective rates based on a percentage of average net assets on an annualized basis.

Effective Rates
Global Equity Portfolio	0.69%
Global 60/40 Portfolio	0.66%
Global 25/75 Portfolio	0.62%

The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2006 to April 1, 2007, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor.

21

At any time that the rate of the fees and annualized expenses of a Global Fund are less than the rates listed above for a Global Fund on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Global Fund's Institutional Class and Class R Shares' fees or expenses to exceed the fee or expense limitations listed above. Previously waived fees subject to future recovery by the Advisor over various periods not exceeding November 30, 2009 are reflected below (amounts in thousands). The Global Funds are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of reimbursement.

Previously Waived Fees/Expenses Assumed Subject to Future Recovery
Global Equity Portfolio
Class R Shares	$82
Institutional Class Shares	1,858
Global 60/40 Portfolio
Class R Shares	16
Institutional Class Shares	1,011
Global 25/75 Portfolio
Class R Shares	9
Institutional Class Shares	228

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by each of the Global Funds are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Global Equity Portfolio	$12
Global 60/40 Portfolio	7
Global 25/75 Portfolio	1

E.  Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies" and the utilization of accumulated

22

earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
Global Equity Portfolio	$685	$(403)	$(282)
Global 60/40 Portfolio	279	(190)	(89)
Global 25/75 Portfolio	76	(46)	(30)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2005, and the year ended November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio
Year Ended November 30, 2005
Class R Shares	$194	—	$194
Institutional Class Shares	4,144	—	4,144
	4,338	—	4,338

Year Ended November 30, 2006
Class R Shares	345	$528	873
Institutional Class Shares	10,975	16,294	27,269
	11,320	16,822	28,142

Global 60/40 Portfolio
Year Ended November 30, 2005
Class R Shares	27	—	27
Institutional Class Shares	2,631	—	2,631
	2,658	—	2,658

Year Ended November 30, 2006
Class R Shares	50	47	97
Institutional Class Shares	6,379	6,128	12,507
	6,429	6,175	12,604

Global 25/75 Portfolio
Year Ended November 30, 2005
Class R Shares	1	—	1
Institutional Class Shares	648	—	648
	649	—	649

Year Ended November 30, 2006
Class R Shares	6	2	8
Institutional Class Shares	1,267	634	1,901
	1,273	636	1,909

23

The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio	$418	$267	$685
Global 60/40 Portfolio	196	83	279
Global 25/75 Portfolio	50	26	76

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
Global Equity Portfolio	$2,974	$8,049	$11,023
Global 60/40 Portfolio	2,075	2,944	5,019
Global 25/75 Portfolio	371	678	1,049

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Global Funds had no capital loss carryforwards available to offset future realized capital gains.

Some of the investments held by the Master Funds are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the Global Funds received unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income (amounts in thousands):

	Mark to Market	Realized Gains
Global Equity Portfolio	$92	$47
Global 60/40 Portfolio	26	15
Global 25/75 Portfolio	2	1

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal	Unrealized Tax Cost	Unrealized Appreciation	Net Unrealized Appreciation (Depreciation)	/ (Depreciation)
Global Equity Portfolio	$735,513	$145,761	(400)	$145,361
Global 60/40 Portfolio	488,104	57,998	(404)	57,594
Global 25/75 Portfolio	94,936	5,244	(237)	5,007

24

F.   Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended November 30, 2006		Year Ended November 30, 2005
	Amount	Shares	Amount	Shares
Global Equity Portfolio
Class R Shares
Shares Issued	$21,066	1,603	$1,575	130
Shares Issued in Lieu of Cash Distributions	849	67	195	16
Shares Redeemed	(9,503)	(700)	(2,070)	(171)
Net Increase (Decrease)—Class R Shares	12,412	970	$(300)	(25)
Institutional Class Shares
Shares Issued	$356,979	26,368	$308,113	25,432
Shares Issued in Lieu of Cash Distributions	26,498	2,082	4,138	344
Shares Redeemed	(116,888)	(8,676)	(45,129)	(3,712)
Net Increase (Decrease)—Institutional Class Shares	$266,589	19,774	$267,122	22,064
Global 60/40 Portfolio
Class R Shares
Shares Issued	$9,961	861	$296	27
Shares Issued in Lieu of Cash Distributions	93	8	26	2
Shares Redeemed	(5,321)	(446)	(494)	(45)
Net Increase (Decrease)—Class R Shares	$4,733	423	$(172)	(16)
Institutional Class Shares
Shares Issued	$295,438	25,043	$194,017	17,427
Shares Issued in Lieu of Cash Distributions	11,984	1,055	2,611	234
Shares Redeemed	(89,062)	(7,499)	(35,783)	(3,216)
Net Increase (Decrease)—Institutional Class Shares	$218,360	18,599	$160,845	14,445
Global 25/75 Portfolio
Class R Shares
Shares Issued	$5,234	500	$12	1
Shares Issued in Lieu of Cash Distributions	6	1	1	—
Shares Redeemed	(2,774)	(262)	(33)	(3)
Net Increase (Decrease)—Class R Shares	$2,466	239	$(20)	(2)
Institutional Class Shares
Shares Issued	$58,661	5,468	$31,401	2,994
Shares Issued in Lieu of Cash Distributions	1,815	174	645	62
Shares Redeemed	(20,066)	(1,873)	(11,739)	(1,124)
Net Increase (Decrease)—Institutional Class Shares	$40,410	3,769	$20,307	1,932

25

G.  Financial Instruments:

In accordance with the Fund's investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and its significant corresponding risks are described below:

Repurchase Agreements: The Global Funds may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price, including accrued interest. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings under this line of credit by the Global Funds were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Global Equity Portfolio	5.56%	$630	22	$2	$1,749
Global 60/40 Portfolio	5.53%	582	27	2	1,667
Global 25/75 Portfolio	5.89%	217	32	1	3,833

There were no outstanding borrowings by the Global Funds under this line of credit at November 30, 2006.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. There were no borrowings by the Global Funds under the line of credit with the international custodian bank during the year ended November 30, 2006.

I.  Shareholder Servicing Fees:

The Class R Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Global Funds' Class R Shares.

J.   Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification.

26

The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.  Other:

At November 30, 2006, the following number of shareholders held the following approximate percentages of outstanding shares of the Global Funds. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding shares
Global Equity Portfolio—Class R Shares	3	100%
Global Equity Portfolio—Institutional Class Shares	3	83%
Global 60/40 Portfolio—Class R Shares	3	91%
Global 60/40 Portfolio—Institutional Class Shares	3	76%
Global 25/75 Portfolio—Class R Shares	2	95%
Global 25/75 Portfolio—Institutional Class Shares	3	85%

27

  Report of Independent Registered Public Accounting Firm

To the Shareholders of the Portfolios, as defined, and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio (three of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolios") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee funds and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

28

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The U.S. Large Company Series vs. S&P 500 Index

November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Company Series
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,608

Average Annual Total Return	One Year	Five Years	Ten Years
	14.25%	6.05%	8.01%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The U.S. Large Cap Value Series vs. Russell 1000 Value Index
November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Large Cap Value Series
Russell 1000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$30,424
$27,408

Average Annual Total Return	One Year	Five Years	Ten Years
	18.16%	12.63%	11.77%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The U.S. Small Cap Series vs. Russell 2000 Index
November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Small Cap Series
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$31,624
$25,199

Average Annual Total Return	One Year	Five Years	Ten Years
	15.90%	13.98%	12.20%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The DFA International Value Series vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Value Series
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$29,039
$20,107

Average Annual Total Return	One Year	Five Years	Ten Years
	35.73%	21.69%	11.25%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

30

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The Emerging Markets Series vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Emerging Markets Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$30,000
$20,000
$10,000
$0
$27,648
$26,483
$23,493
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	31.87%	27.17%	10.23%

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

31

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The Emerging Markets Small Cap Series vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
December 2, 1996-November 30, 2006

Growth of $10,000
DFA Emerging Markets Small Cap Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$40,000
$30,000
$20,000
$10,000
$0
$32,270
$26,688
$23,458
12/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	From 12/2/1996
	40.55%	32.04%	12.32%

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

The DFA Two-Year Global Fixed Income Series vs. Merrill Lynch US Government/Corporate Index 1-3 Years

November 30, 1996-November 30, 2006

Growth of $10,000

DFA Two-Year Global Fixed Income Series
Merrill Lynch US Government/Corporate Index 1-3 Years
$20,000
$10,000
$0
$16,195
$15,519
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	4.52%	2.92%	4.49%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

32

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES

The U.S. Large Company Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,113.30	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,100.10	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61

33

The U.S. Small Cap Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,075.00	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,141.90	0.23%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$904.30	0.14%	$0.67
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,198.90	0.16%	$0.88
Hypothetical 5% Annual Return	$1,000.00	$1,024.27	0.16%	$0.81
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,212.80	0.13%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.42	0.13%	$0.66
The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,144.60	0.14%	$0.75
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,200.00	0.19%	$1.05
Hypothetical 5% Annual Return	$1,000.00	$1,024.12	0.19%	$0.96
The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,205.50	0.32%	$1.77
Hypothetical 5% Annual Return	$1,000.00	$1,023.46	0.32%	$1.62
The DFA Two-Year Global Fixed Income Series
Actual Fund Return	$1,000.00	$1,026.10	0.08%	$0.41
Hypothetical 5% Annual Return	$1,000.00	$1,024.67	0.08%	$0.41

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

34

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
The U.S. Large Company Series	10.4%	9.2%	10.1%	20.6%	11.9%	10.9%	15.8%	3.0%	1.2%	3.4%	3.5%	0.0%	100.0%
The U.S. Large Cap Value Series	24.2%	5.0%	9.0%	31.5%	1.8%	12.8%	5.4%	4.0%	0.0%	6.2%	0.0%	0.1%	100.0%
The U.S. Small Cap Series	17.2%	3.6%	5.7%	14.9%	14.4%	15.1%	19.8%	5.1%	0.2%	1.2%	2.8%	0.0%	100.0%
The DFA International Value Series	15.8%	3.8%	2.3%	43.9%	0.7%	8.2%	2.2%	11.0%	0.2%	6.5%	4.5%	0.9%	100.0%
The Japanese Small Company Series	22.2%	9.9%	1.1%	9.3%	3.6%	28.5%	13.3%	11.0%	0.0%	0.2%	0.7%	0.2%	100.0%
The Asia Pacific Small Company Series	21.3%	4.9%	5.9%	14.7%	6.4%	20.2%	6.1%	16.2%	0.5%	1.1%	2.5%	0.2%	100.0%
The United Kingdom Small Company Series	19.3%	4.2%	7.0%	19.5%	2.7%	32.0%	10.0%	3.4%	0.0%	0.8%	1.1%	0.0%	100.0%
The Continental Small Company Series	16.3%	6.4%	3.4%	16.5%	8.5%	26.0%	10.6%	8.7%	0.4%	0.6%	2.2%	0.4%	100.0%
The Emerging Markets Series	6.5%	9.4%	4.4%	21.8%	2.9%	7.7%	12.6%	15.4%	0.0%	15.0%	4.1%	0.2%	100.0%
The Emerging Small Cap Series	18.0%	10.8%	1.4%	11.9%	4.0%	17.7%	9.2%	19.1%	0.1%	2.5%	2.5%	2.8%	100.0%

FIXED INCOME PORTFOLIO

	Corporate	Government	Foreign Corporate	Foreign Government	Supranational	Total
The DFA Two-Year Global Fixed Income Series	17.3%	6.9%	26.0%	41.0%	8.8%	100.0%

35

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.7%)
Consumer Discretionary — (8.7%)
* Comcast Corp. Class A	811,700	$32,841,382	0.7%
# Disney (Walt) Co.	810,700	26,793,635	0.5%
Home Depot, Inc.	800,500	30,394,985	0.6%
Time Warner, Inc.	1,577,400	31,768,836	0.6%
Other Securities		384,290,330	7.8%
Total Consumer Discretionary		506,089,168	10.2%
Consumer Staples — (7.7%)
Altria Group, Inc.	812,000	68,378,520	1.4%
# Coca-Cola Co.	790,400	37,014,432	0.7%
PepsiCo, Inc.	639,400	39,623,618	0.8%
Procter & Gamble Co.	1,231,500	77,325,885	1.6%
Wal-Mart Stores, Inc.	954,000	43,979,400	0.9%
Other Securities		181,967,255	3.6%
Total Consumer Staples		448,289,110	9.0%
Energy — (8.5%)
Chevron Corp.	852,500	61,652,800	1.2%
ConocoPhillips	639,100	43,011,430	0.9%
Exxon Mobil Corp.	2,305,800	177,108,498	3.6%
# Schlumberger, Ltd.	459,200	31,446,016	0.6%
Other Securities		180,595,535	3.7%
Total Energy		493,814,279	10.0%
Financials — (17.2%)
# American Express Co.	471,200	27,668,864	0.6%
American International Group, Inc.	1,007,900	70,875,528	1.4%
# Bank of America Corp.	1,755,400	94,528,290	1.9%
# Citigroup, Inc.	1,917,500	95,088,825	1.9%
# JPMorgan Chase & Co.	1,346,400	62,311,392	1.3%
# Merrill Lynch & Co., Inc.	343,800	30,058,434	0.6%
Morgan Stanley	415,800	31,667,328	0.6%
# The Goldman Sachs Group, Inc.	167,400	32,609,520	0.7%
# Wachovia Corp.	742,476	40,234,774	0.8%
# Wells Fargo & Co.	1,306,000	46,023,440	0.9%
Other Securities		472,510,466	9.6%
Total Financials		1,003,576,861	20.3%
Health Care — (10.0%)
Abbott Laboratories	592,600	27,650,716	0.6%
*# Amgen, Inc.	454,000	32,234,000	0.7%
# Johnson & Johnson	1,134,500	74,774,895	1.5%
Medtronic, Inc.	445,800	23,239,554	0.5%
Merck & Co., Inc.	844,000	37,566,440	0.8%
# Pfizer, Inc.	2,828,000	77,741,720	1.6%
UnitedHealth Group, Inc.	522,400	25,639,392	0.5%
Wyeth	521,900	25,197,332	0.5%
Other Securities		257,257,277	5.0%
Total Health Care		581,301,326	11.7%
Industrials — (9.1%)
# 3M Co.	292,100	23,794,466	0.5%
# Boeing Co.	308,300	27,293,799	0.5%
# General Electric Co.	4,004,000	141,261,120	2.8%

36

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Tyco International, Ltd.	781,400	$23,668,606	0.5%
United Parcel Service, Inc.	419,300	32,671,856	0.7%
United Technologies Corp.	392,300	25,315,119	0.5%
Other Securities		258,389,785	5.2%
Total Industrials		532,394,751	10.7%
Information Technology — (13.2%)
* Apple Computer, Inc.	329,900	30,245,232	0.6%
*# Cisco Sytems, Inc.	2,367,700	63,643,776	1.3%
*# Dell, Inc.	881,100	24,001,164	0.5%
*# Google, Inc.	82,600	40,054,392	0.8%
Hewlett-Packard Co.	1,062,300	41,918,358	0.8%
# Intel Corp.	2,237,100	47,762,085	1.0%
# International Business Machines Corp.	590,300	54,260,376	1.1%
# Microsoft Corp.	3,350,000	98,255,500	2.0%
*# Oracle Corp.	1,564,400	29,770,532	0.6%
# Qualcomm, Inc.	640,700	23,443,213	0.5%
Other Securities		314,044,355	6.3%
Total Information Technology		767,398,983	15.5%
Materials — (2.5%)
Total Materials		146,652,217	3.0%
Real Estate Investment Trusts — (1.0%)
Total Real Estate Investment Trusts		59,021,412	1.2%
Telecommunication Services — (2.9%)
# AT&T, Inc.	1,506,500	51,085,415	1.0%
# BellSouth Corp.	704,300	31,404,737	0.6%
# Verizon Communications, Inc.	1,124,300	39,283,042	0.8%
Other Securities		45,142,174	1.0%
Total Telecommunication Services		166,915,368	3.4%
Utilities — (2.9%)
Total Utilities		170,831,941	3.4%
TOTAL COMMON STOCKS		4,876,285,416	98.4%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $973,173,393 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA, rates ranging from 5.215%(r) to 6.875%(r), maturities ranging from 02/01/35 to 12/01/44, valued at $812,761,464) to be repurchased at $789,204,971	$789,089	789,088,800	16.0%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $104,025,000 FHLB Bonds 4.000%, 04/25/07 & 5.125%, 11/28/08, valued at $103,879,087) to be repurchased at $99,826,549	99,812	99,811,854	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $77,790,000 FNMA 5.50%, 02/01/35, valued at $61,778,342) to be repurchased at $60,873,775	60,865	60,865,000	1.2%
TOTAL TEMPORARY CASH INVESTMENTS		949,765,654	19.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,216,671,925)		$5,826,051,070	117.6%

See accompanying Notes to Financial Statements.
37

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
CBS Corp. Class B	5,526,406	$164,410,578	1.9%
Clear Channel Communications, Inc.	1,942,666	68,304,137	0.8%
#* Comcast Corp. Class A	7,694,495	311,319,268	3.5%
Federated Department Stores, Inc.	1,514,630	63,750,777	0.7%
# Ford Motor Co.	9,707,400	78,921,162	0.9%
# General Motors Corp.	4,355,200	127,302,496	1.4%
#* IAC/InterActiveCorp	2,076,951	75,787,942	0.9%
* Liberty Media Holding Corp. Capital Class A	960,679	84,462,898	1.0%
* Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188	1.0%
# Time Warner, Inc.	18,098,380	364,501,373	4.1%
# Tribune Co.	1,892,955	60,195,969	0.7%
#* Viacom, Inc. Class B	3,132,050	117,483,195	1.3%
Other Securities		525,648,272	5.9%
Total Consumer Discretionary		2,133,622,255	24.1%
Consumer Staples — (4.2%)
Archer-Daniels-Midland Co.	2,298,560	80,679,456	0.9%
# Coca-Cola Enterprises, Inc.	3,591,772	73,451,737	0.8%
# Kraft Foods, Inc.	3,003,000	105,255,150	1.2%
Other Securities		178,259,423	2.0%
Total Consumer Staples		437,645,766	4.9%
Energy — (7.6%)
Anadarko Petroleum Corp.	3,531,056	174,292,924	2.0%
Apache Corp.	2,120,890	148,313,838	1.7%
# Chesapeake Energy Corp.	2,570,038	87,458,393	1.0%
# Hess Corp.	1,777,596	89,359,751	1.0%
Marathon Oil Corp.	753,902	71,153,271	0.8%
Other Securities		221,329,250	2.4%
Total Energy		791,907,427	8.9%
Financials — (26.2%)
# Allstate Corp.	1,791,600	113,730,768	1.3%
AMBAC Financial Group, Inc.	707,295	60,572,744	0.7%
# Bear Stearns Companies, Inc.	373,770	56,992,450	0.6%
Cincinnati Financial Corp.	1,347,289	59,657,957	0.7%
CIT Group, Inc.	1,345,312	69,969,677	0.8%
#* CNA Financial Corp.	1,903,682	73,291,757	0.8%
Countrywide Financial Corp.	4,574,013	181,679,796	2.1%
Hartford Financial Services Group, Inc.	1,173,900	100,673,664	1.1%
# JPMorgan Chase & Co.	2,244,400	103,870,832	1.2%
Lincoln National Corp.	839,526	53,385,458	0.6%
Loews Corp.	3,810,402	152,111,248	1.7%
# MBIA, Inc.	1,035,550	72,126,057	0.8%
# MetLife, Inc.	5,456,798	320,477,747	3.6%
North Fork Bancorporation, Inc.	2,564,611	71,988,631	0.8%
# Principal Financial Group, Inc.	1,210,200	69,889,050	0.8%
Prudential Financial, Inc.	1,887,800	153,817,944	1.7%
# The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341	3.1%
Other Securities		762,751,838	8.6%
Total Financials		2,748,342,959	31.0%

38

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (1.5%)
Total Health Care		$156,527,135	1.8%
Industrials — (10.8%)
Burlington Northern Santa Fe Corp.	2,217,073	166,635,207	1.9%
# CSX Corp.	3,357,304	120,392,921	1.3%
Norfolk Southern Corp.	3,179,102	156,570,773	1.8%
# Northrop Grumman Corp.	2,629,984	176,024,829	2.0%
Raytheon Co.	1,311,300	66,928,752	0.7%
Southwest Airlines Co.	5,171,620	81,246,150	0.9%
# Union Pacific Corp.	2,098,000	189,910,960	2.1%
Other Securities		171,615,550	2.0%
Total Industrials		1,129,325,142	12.7%
Information Technology — (4.5%)
* Computer Sciences Corp.	1,404,843	73,332,805	0.8%
Electronic Data Systems Corp.	2,006,400	54,453,696	0.6%
* Micron Technology, Inc.	3,962,557	57,853,332	0.7%
Other Securities		289,227,039	3.3%
Total Information Technology		474,866,872	5.4%
Materials — (3.4%)
Weyerhaeuser Co.	1,877,300	121,423,764	1.4%
Other Securities		230,986,061	2.6%
Total Materials		352,409,825	4.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		24,979,870	0.3%
Telecommunication Services — (5.2%)
# AT&T, Inc.	8,333,818	282,599,768	3.2%
Verizon Communications, Inc.	4,855,300	169,644,182	1.9%
Other Securities		96,677,061	1.1%
Total Telecommunication Services		548,921,011	6.2%
TOTAL COMMON STOCKS		8,798,548,262	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980	16.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,614,396,073)		$10,486,095,193	118.3%

See accompanying Notes to Financial Statements.
39

THE U.S. SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.4%)
Consumer Discretionary — (14.5%)
*# Aeropostale, Inc.	169,050	$5,112,072	0.2%
Ameristar Casinos, Inc.	174,772	5,320,060	0.2%
* Aztar Corp.	99,500	5,366,035	0.2%
*# Big Lots, Inc.	282,000	6,291,420	0.2%
* DeVry, Inc.	205,100	5,377,722	0.2%
Domino's Pizza, Inc.	186,500	5,121,290	0.2%
* Jack in the Box, Inc.	102,500	6,302,725	0.2%
*# Netflix, Inc.	172,482	5,067,521	0.1%
* Payless ShoeSource, Inc.	190,800	5,951,052	0.2%
*# Quiksilver, Inc.	354,800	5,162,340	0.2%
* Tempur-Pedic International, Inc.	253,600	5,345,888	0.2%
* Vail Resorts, Inc.	120,800	5,317,616	0.2%
Wolverine World Wide, Inc.	177,600	5,161,056	0.2%
Other Securities		546,913,482	14.6%
Total Consumer Discretionary		617,810,279	17.1%
Consumer Staples — (3.0%)
Total Consumer Staples		129,034,558	3.6%
Energy — (4.8%)
*# Delta Petroleum Corp.	169,915	5,134,831	0.2%
* Dril-Quip, Inc.	121,200	5,130,396	0.1%
* Lone Star Technologies, Inc.	95,800	5,025,668	0.1%
* Petrohawk Energy Corp.	477,256	6,190,010	0.2%
RPC, Inc.	226,400	5,094,000	0.1%
* Universal Compression Holdings, Inc.	83,949	5,284,590	0.2%
* Whiting Petroleum Corp.	110,860	5,321,280	0.2%
Other Securities		166,138,701	4.5%
Total Energy		203,319,476	5.6%
Financials — (12.6%)
Alfa Corp.	256,968	4,980,040	0.1%
Hancock Holding Co.	94,429	5,072,726	0.2%
* Knight Capital Group, Inc.	290,423	5,114,349	0.2%
Trammell Crow Co.	108,200	5,334,260	0.1%
Other Securities		515,599,092	14.2%
Total Financials		536,100,467	14.8%
Health Care — (12.1%)
* AMERIGROUP Corp.	153,200	5,237,908	0.2%
Arrow International, Inc.	143,548	5,015,567	0.2%
* Immucor, Inc.	209,727	5,641,656	0.2%
*# New River Pharmaceuticals, Inc.	106,258	5,215,143	0.2%
* Psychiatric Solutions, Inc.	153,466	5,584,628	0.2%
Other Securities		490,017,280	13.3%
Total Health Care		516,712,182	14.3%
Industrials — (12.8%)
* Alaska Air Group, Inc.	123,600	5,083,668	0.2%
Belden CDT, Inc.	129,239	5,145,005	0.2%
Clarcor, Inc.	155,900	5,146,259	0.2%
* EMCOR Group, Inc.	91,200	5,441,904	0.2%
IKON Office Solutions, Inc.	357,960	5,788,213	0.2%
Nordson Corp.	104,375	5,040,269	0.2%
Wabtec Corp.	159,100	5,226,435	0.2%
Watson Wyatt & Co. Holdings	122,700	5,693,280	0.2%
Other Securities		504,721,530	13.5%
Total Industrials		547,286,563	15.1%

40

THE U.S. SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (16.7%)
*# Amkor Technology, Inc.	530,969	$5,426,503	0.2%
* Emulex Corp.	247,000	5,154,890	0.2%
*# Equinix, Inc.	82,720	6,313,190	0.2%
*# Interdigital Communications Corp.	159,600	5,099,220	0.2%
* Micros Systems, Inc.	112,757	5,741,586	0.2%
* RealNetworks, Inc.	468,719	5,390,269	0.2%
* Tessera Technologies, Inc.	139,645	5,288,356	0.2%
*# THQ, Inc.	172,351	5,610,025	0.2%
Other Securities		669,772,767	18.1%
Total Information Technology		713,796,806	19.7%
Materials — (4.3%)
* AK Steel Holding Corp.	318,400	5,250,416	0.2%
Chaparral Steel Co.	130,097	6,049,511	0.2%
* Oregon Steel Mills, Inc.	99,800	6,281,412	0.2%
*# RTI International Metals, Inc.	68,300	5,166,895	0.1%
Silgan Holdings, Inc.	115,926	5,001,048	0.1%
Other Securities		154,255,576	4.2%
Total Materials		182,004,858	5.0%
Other — (0.0%)
Total Other		5,396	0.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		6,749,229	0.2%
Telecommunication Services — (1.1%)
Total Telecommunication Services		45,112,651	1.3%
Utilities — (2.3%)
Total Utilities		99,241,855	2.7%
TOTAL COMMON STOCKS		3,597,174,320	99.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		605	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (15.6%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $776,399,192 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 04/01/19 to 11/01/36 & FNMA, rates ranging from 4.765%(r) to 5.071%(r), maturities ranging from 01/01/35 to 07/01/35, valued at $602,037,947) to be repurchased at $584,588,913	$584,503	584,502,861	16.2%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $69,400,000 FHLB Bonds 4.025%, 03/17/09 & 4.160%, 02/01/10, valued at $68,268,190) to be repurchased at $65,957,273	65,948	65,947,564	1.8%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $17,067,000 FNMA 4.374%, 10/01/35, valued at $16,487,066) to be repurchased at $16,245,342	16,243	16,243,000	0.4%
TOTAL TEMPORARY CASH INVESTMENTS		666,693,425	18.4%
TOTAL INVESTMENTS — (100.0%) (Cost $3,684,076,591)		$4,263,868,350	117.8%

See accompanying Notes to Financial Statements.
41

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
Commonwealth Bank of Australia	1,376,896	$51,439,371	0.7%
National Australia Bank, Ltd.	2,552,152	78,671,130	1.1%
Other Securities		163,278,296	2.1%
TOTAL COMMON STOCKS		293,388,797	3.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,124	0.0%
TOTAL — AUSTRALIA		293,394,921	3.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		39,116,030	0.5%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		78,404,875	1.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		161	0.0%
TOTAL — BELGIUM		78,405,036	1.1%
CANADA — (3.6%)
COMMON STOCKS — (3.6%)
# Alcan, Inc.	787,380	37,781,554	0.5%
# Barrick Gold Corp.	1,433,520	44,974,407	0.6%
# Sun Life Financial, Inc.	1,218,300	52,036,841	0.7%
Other Securities		165,615,311	2.2%
TOTAL — CANADA		300,408,113	4.0%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		92,487,214	1.2%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		88,587,076	1.2%
FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
AXA SA	2,905,543	110,389,313	1.5%
BNP Paribas SA	1,631,174	176,219,447	2.4%
Compagnie de Saint-Gobain	598,264	47,895,198	0.6%
Credit Agricole SA	956,277	40,606,343	0.5%
LaFarge SA	270,758	39,455,578	0.5%
Renault SA	379,599	45,641,625	0.6%
Societe Generale Paris	293,528	49,331,436	0.7%
Vivendi SA	2,554,386	98,517,255	1.3%
Other Securities		271,036,976	3.7%
TOTAL — FRANCE		879,093,171	11.8%

42

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
Allianz SE	447,580	$87,259,374	1.2%
* Allianz SE ADR	2,002,140	39,141,837	0.5%
Commerzbank AG	1,007,513	36,409,347	0.5%
DaimlerChrysler AG	1,734,297	101,115,749	1.4%
Deutsche Bank AG	801,377	103,647,729	1.4%
Deutsche Telekom AG ADR	2,445,250	43,525,450	0.6%
E.ON AG	667,235	85,855,547	1.2%
E.ON AG ADR	901,000	38,652,900	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174	0.8%
# Volkswagen AG	499,652	54,582,008	0.7%
Other Securities		194,389,741	2.5%
TOTAL — GERMANY		844,811,856	11.3%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		38,472,486	0.5%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Hutchison Whampoa, Ltd.	4,078,000	38,287,917	0.5%
Other Securities		152,572,721	2.1%
TOTAL — HONG KONG		190,860,638	2.6%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	1,243,314	47,017,109	0.6%
Other Securities		63,120,873	0.9%
TOTAL — IRELAND		110,137,982	1.5%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	5,702,257	49,281,402	0.7%
Other Securities		205,510,948	2.7%
TOTAL — ITALY		254,792,350	3.4%
JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
FUJIFILM Holdings Corp.	910,000	36,162,603	0.5%
Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870	1.0%
Millea Holdings, Inc.	1,295,899	46,400,715	0.6%
# Sony Corp.	971,100	38,113,136	0.5%
Other Securities		735,727,505	9.8%
TOTAL — JAPAN		927,738,829	12.4%
NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
# ABN AMRO Holding NV	1,785,798	53,825,317	0.7%
Aegon NV	3,298,073	59,933,658	0.8%
ING Groep NV	3,203,383	136,920,666	1.8%
# Koninklijke Philips Electronics NV	2,253,619	84,050,415	1.1%
Other Securities		110,854,063	1.6%
TOTAL — NETHERLANDS		445,584,119	6.0%

43

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$9,008,140	0.1%
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		86,430,418	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		28,101,673	0.4%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		48,574,290	0.7%
SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
# Banco Santander Central Hispano SA	7,223,177	131,648,185	1.8%
Endesa SA	1,557,828	72,705,147	1.0%
# Repsol YPF SA	1,547,213	55,693,549	0.8%
Other Securities		116,546,010	1.5%
TOTAL — SPAIN		376,592,891	5.1%
SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
Nordea Bank AB	3,278,100	46,342,232	0.6%
Other Securities		161,406,317	2.2%
TOTAL — SWEDEN		207,748,549	2.8%
SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859	0.9%
Credit Suisse Group	1,756,088	116,464,214	1.6%
Zurich Financial SVCS AG	176,035	45,874,768	0.6%
Other Securities		187,713,185	2.5%
TOTAL — SWITZERLAND		417,661,026	5.6%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	2,904,256	135,551,307	1.8%
Aviva P.L.C.	5,194,614	80,573,641	1.1%
Barclays P.L.C. ADR	1,089,800	58,914,588	0.8%
HBOS P.L.C.	8,202,642	167,978,219	2.3%
HSBC Holdings P.L.C. ADR	393,100	36,558,300	0.5%
Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898	3.3%
Vodafone Group P.L.C.	61,674,811	163,506,716	2.2%
Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147	1.0%
Xstrata P.L.C.	827,417	37,215,351	0.5%
Other Securities		656,038,105	8.7%
TOTAL — UNITED KINGDOM		1,658,688,272	22.2%

44

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (10.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	$65,501,654	0.9%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	143,434	143,434,116	1.9%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905	1.7%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000	5.8%
TOTAL TEMPORARY CASH INVESTMENTS		831,470,122	11.1%
TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)		$8,248,165,202	110.6%

See accompanying Notes to Financial Statements.
45

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (75.0%)
Consumer Discretionary — (16.7%)
Exedy Corp.	129,400	$3,988,572	0.3%
Gigas K's Denki Corp.	137,572	3,768,182	0.3%
# Kayaba Industry Co., Ltd.	709,000	3,416,083	0.3%
#* Matsuzakaya Holdings Co., Ltd.	529,077	3,633,676	0.3%
Nippon Seiki Co., Ltd.	188,000	4,341,993	0.3%
Nishimatsuya Chain Co., Ltd.	179,400	3,474,133	0.3%
Nissin Kogyo Co., Ltd.	139,200	3,336,780	0.2%
# Resorttrust, Inc.	131,840	3,637,295	0.3%
# Right On Co., Ltd.	93,725	3,386,087	0.3%
# Sanrio Co., Ltd.	268,400	3,828,217	0.3%
Tokyo Style Co., Ltd.	313,000	3,396,013	0.3%
# Yoshinoya D&C Co., Ltd.	2,042	3,345,496	0.2%
# Zenrin Co., Ltd.	117,900	3,279,711	0.2%
Other Securities		258,345,028	18.4%
Total Consumer Discretionary		305,177,266	22.0%
Consumer Staples — (7.5%)
# Kagome Co., Ltd.	272,200	3,769,617	0.3%
Katokichi Co., Ltd.	475,200	3,500,253	0.3%
# Sugi Pharmacy Co., Ltd.	181,600	3,342,148	0.2%
Other Securities		126,980,697	9.1%
Total Consumer Staples		137,592,715	9.9%
Energy — (0.8%)
Total Energy		14,608,507	1.1%
Financials — (7.0%)
# The Aichi Bank, Ltd.	28,700	3,359,629	0.2%
Daibiru Corp.	301,000	3,362,878	0.2%
# Tokyu Livable, Inc.	44,100	3,330,352	0.2%
Other Securities		117,563,037	8.6%
Total Financials		127,615,896	9.2%
Health Care — (2.7%)
Mochida Pharmaceutical Co., Ltd.	412,000	3,405,541	0.3%
# Nipro Corp.	193,000	3,512,653	0.3%
# Rohto Pharmaceutical Co., Ltd.	344,000	3,650,069	0.3%
Other Securities		39,296,430	2.7%
Total Health Care		49,864,693	3.6%
Industrials — (21.4%)
Central Glass Co., Ltd.	617,000	3,574,544	0.3%
# Hitachi Plant Technologies, Ltd.	617,570	3,274,297	0.2%
Hitachi Transport System, Ltd.	345,000	3,674,460	0.3%
Japan Airport Terminal Co., Ltd.	305,700	3,451,923	0.3%
Makino Milling Machine Co., Ltd.	345,000	3,773,802	0.3%
# Meitec Corp.	115,600	3,677,433	0.3%
Miura Co., Ltd.	132,400	3,412,349	0.3%
Okamura Corp.	341,000	3,785,640	0.3%
Ryobi, Ltd.	519,000	4,171,557	0.3%
# Tadano, Ltd.	392,000	4,231,054	0.3%
# Tokyo Leasing Co., Ltd.	203,300	3,319,429	0.2%
Tsubakimoto Chain Co.	609,000	3,393,398	0.3%
# UFJ Central Leasing Co., Ltd.	69,000	3,424,326	0.3%
Other Securities		343,096,308	24.5%
Total Industrials		390,260,520	28.2%

46

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (10.1%)
Canon Electronics, Inc.	88,000	$3,799,385	0.3%
# Hitachi Kokusai Electric, Inc.	319,000	3,730,441	0.3%
Hitachi Software Engineering Co., Ltd.	194,800	3,620,441	0.3%
# Horiba, Ltd.	103,000	3,444,273	0.3%
Komatsu Electronics Metals Co., Ltd.	88,200	5,139,038	0.4%
# Mitsumi Electric Co., Ltd.	228,000	3,942,140	0.3%
Star Micronics Co., Ltd.	174,000	3,480,727	0.3%
# Sumisho Computer Systems Corp.	160,100	3,903,032	0.3%
# TIS, Inc.	145,000	3,462,009	0.3%
Other Securities		149,528,106	10.5%
Total Information Technology		184,049,592	13.3%
Materials — (8.2%)
Nifco, Inc.	171,000	3,685,499	0.3%
Nihon Parkerizing Co., Ltd.	204,000	3,636,805	0.3%
Nippon Paint Co., Ltd.	798,000	4,248,298	0.3%
NOF Corp.	633,000	3,396,847	0.2%
Shin-Etsu Polymer Co., Ltd.	243,000	3,318,969	0.2%
# Tokai Carbon Co., Ltd.	651,360	4,462,947	0.3%
Other Securities		127,528,736	9.2%
Total Materials		150,278,101	10.8%
Other — (0.0%)
Total Other		4,121	0.0%
Telecommunication Services — (0.1%)
Total Telecommunication Services		2,615,905	0.2%
Utilities — (0.5%)
Total Utilities		9,017,274	0.6%
TOTAL COMMON STOCKS		1,371,084,590	98.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (25.0%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,080,825 FHLMC 5.000%, 04/15/34, valued at $4,110,874) to be repurchased at $4,030,268	$4,030	4,029,674	0.3%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,902,115 FNMA, rates ranging from 4.000% to 8.500%, maturities ranging from 05/01/11 to 11/01/36, valued at $237,124,500) to be repurchased at $232,509,290	232,475	232,475,000	16.8%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $67,150,000 FHLMC 5.500%, 11/01/22 & FNMA 5.000%, 01/01/19, valued at $29,176,296) to be repurchased at $28,607,517	28,603	28,603,298	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $38,115,000 FNMA 3.50%, 03/25/33, valued at $9,385,774) to be repurchased at $9,248,333	9,247	9,247,000	0.7%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $325,200,000 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 03/01/13 to 11/01/35 & FNMA, rates ranging from 4.500% to 6.500%, maturities ranging from 12/01/16 to 07/01/35, valued at $186,663,784) to be repurchased at $183,026,993	183,000	183,000,000	13.2%
TOTAL TEMPORARY CASH INVESTMENTS		457,354,972	33.0%
TOTAL INVESTMENTS — (100.0%) (Cost $1,792,819,457)		$1,828,439,562	131.9%

See accompanying Notes to Financial Statements.
47

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (41.9%)
COMMON STOCKS — (41.8%)
# ABB Grain, Ltd.	585,203	$3,210,410	0.4%
Adelaide Bank, Ltd.	428,992	4,409,561	0.6%
Adelaide Brighton, Ltd.	2,191,287	4,537,821	0.6%
# Ansell, Ltd.	602,086	5,549,323	0.7%
#* Austar United Communications, Ltd.	5,032,941	4,932,722	0.7%
# Australian Pipeline Trust	1,269,397	4,249,252	0.6%
#* Australian Worldwide Exploration, Ltd.	1,801,281	4,383,899	0.6%
# AWB, Ltd.	1,409,550	3,166,193	0.4%
# Bank of Queensland, Ltd.	416,079	5,044,300	0.7%
# Beach Petroleum, Ltd.	2,731,453	3,066,013	0.4%
# Bendigo Bank, Ltd.	381,292	4,233,055	0.6%
# Cabcharge Australia, Ltd.	454,438	3,242,899	0.4%
Campbell Brothers, Ltd.	208,178	3,483,932	0.5%
Coates Hire, Ltd.	1,064,671	4,656,879	0.6%
# ConnectEast Group	4,986,229	5,781,548	0.8%
# Corporate Express Australia, Ltd.	712,055	3,183,546	0.4%
DCA Group, Ltd.	1,820,485	4,924,641	0.7%
# DUET Group	1,491,647	3,433,340	0.5%
# FKP, Ltd.	839,181	4,092,398	0.6%
Flight Centre, Ltd.	350,031	4,647,591	0.6%
Futuris Corp., Ltd.	2,840,292	4,233,075	0.6%
# Great Southern Plantations, Ltd.	1,304,118	3,124,861	0.4%
# Gunns, Ltd.	1,354,811	3,108,397	0.4%
GWA International, Ltd.	1,110,557	3,294,168	0.4%
#* Hardman Resources, Ltd.	2,750,141	4,472,609	0.6%
# Healthscope, Ltd.	943,956	4,040,347	0.5%
# Iluka Resources, Ltd.	784,920	4,334,831	0.6%
# Incitec Pivot, Ltd.	226,180	6,126,204	0.8%
# Jones (David), Ltd.	1,777,508	5,340,585	0.7%
# Jubilee Mines NL	494,194	5,322,865	0.7%
#* Kagara Zinc, Ltd.	793,205	4,552,458	0.6%
Pacific Brands, Ltd.	2,047,113	4,293,548	0.6%
Paperlinx, Ltd.	1,762,482	5,484,488	0.7%
# Primary Health Care, Ltd.	508,734	5,120,806	0.7%
# Ramsay Health Care, Ltd.	430,216	3,743,977	0.5%
Reece Australia, Ltd.	251,463	3,968,775	0.5%
Rural Press, Ltd.	487,796	4,562,419	0.6%
Smorgon Steel Group, Ltd.	3,274,819	4,514,684	0.6%
# Southern Cross Broadcasting (Australia), Ltd.	259,672	3,271,459	0.4%
# Ten Network Holdings, Ltd.	1,658,273	4,515,694	0.6%
Transfield Services, Ltd.	768,280	5,483,036	0.7%
# United Group, Ltd.	393,438	4,325,763	0.6%
Other Securities		249,266,883	33.3%
TOTAL COMMON STOCKS		430,731,255	57.5%
PREFERRED STOCKS — (0.1%)
Other Securities		654,646	0.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		396,425	0.0%
TOTAL — AUSTRALIA		431,782,326	57.6%
CANADA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		4,527	0.0%

48

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (20.4%)
COMMON STOCKS — (20.4%)
* China Insurance International Holdings Co., Ltd.	3,512,000	$3,745,762	0.5%
# COFCO International, Ltd.	4,150,000	3,625,934	0.5%
# First Pacific Co., Ltd.	6,992,000	3,546,936	0.5%
Guangzhou Investment Co., Ltd.	15,476,000	3,881,090	0.5%
# Li Ning Co., Ltd.	2,733,000	3,636,949	0.5%
Prime Success International Group, Ltd.	4,328,000	3,605,424	0.5%
Vtech Holdings, Ltd.	588,000	3,697,774	0.5%
Other Securities		184,960,141	24.6%
TOTAL COMMON STOCKS		210,700,010	28.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		62,295	0.0%
TOTAL — HONG KONG		210,762,305	28.1%
MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		3,565	0.0%
NEW ZEALAND — (2.5%)
COMMON STOCKS — (2.5%)
Other Securities		25,495,203	3.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		66,200	0.0%
TOTAL — NEW ZEALAND		25,561,403	3.4%
SINGAPORE — (7.1%)
COMMON STOCKS — (7.1%)
# Labroy Marine, Ltd.	3,343,000	4,040,465	0.5%
Other Securities		68,706,988	9.2%
TOTAL COMMON STOCKS		72,747,453	9.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		306,172	0.1%
TOTAL — SINGAPORE		73,053,625	9.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (28.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $2,784,907 FHLMC 5.000%, 04/15/34, valued at $2,805,414) to be repurchased at $2,750,406	$2,750	2,750,000	0.4%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $363,449,316 FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 01/01/18 to 11/01/36, valued at $237,048,000) to be repurchased at $232,434,279	232,400	232,400,000	31.0%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $71,199,438 FHLMC 5.500%, 11/01/22 & FNMA 5.500%, 11/01/34, valued at $37,553,744) to be repurchased at $36,821,063	36,816	36,815,633	4.9%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $16,925,000 FNMA 6.500%, 09/01/36, valued at $17,145,540) to be repurchased at $16,807,578	16,805	16,805,095	2.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,706,000 FHLMC 5.82%, 06/01/36, valued at $1,657,388) to be repurchased at $1,632,235	1,632	1,632,000	0.2%
TOTAL TEMPORARY CASH INVESTMENTS		290,402,728	38.7%
TOTAL INVESTMENTS — (100.0%) (Cost $877,926,438)		$1,031,570,479	137.6%

See accompanying Notes to Financial Statements.
49

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (99.2%)
Consumer Discretionary — (19.2%)
Bellway P.L.C.	356,982	$10,259,284	0.9%
Bovis Homes Group P.L.C.	449,404	8,954,456	0.8%
First Choice Holidays P.L.C.	1,764,534	8,909,157	0.8%
Greene King P.L.C.	522,707	10,647,604	1.0%
* MyTravel Group P.L.C.	1,643,447	7,106,816	0.6%
Redrow P.L.C.	577,763	7,474,818	0.7%
Taylor Nelson Sofres P.L.C.	1,605,792	6,294,413	0.6%
Wetherspoon (J.D.) P.L.C.	552,111	7,034,605	0.6%
Other Securities		149,504,821	13.3%
Total Consumer Discretionary		216,185,974	19.3%
Consumer Staples — (4.2%)
Wolverhampton & Dudley Breweries P.L.C.	284,926	8,871,052	0.8%
Other Securities		38,371,512	3.4%
Total Consumer Staples		47,242,564	4.2%
Energy — (6.9%)
Burren Energy P.L.C.	421,226	7,610,677	0.7%
* Dana Petroleum P.L.C.	319,654	7,796,130	0.7%
* Premier Oil P.L.C.	295,932	7,867,209	0.7%
*# Soco International P.L.C.	277,409	7,366,892	0.7%
* Venture Production P.L.C.	434,519	7,305,206	0.6%
Wood Group (John) P.L.C.	1,504,358	6,971,929	0.6%
Other Securities		32,339,589	2.9%
Total Energy		77,257,632	6.9%
Financials — (19.3%)
Aberdeen Asset Management P.L.C.	2,223,016	7,531,385	0.7%
Brit Insurance Holdings P.L.C.	1,252,614	7,491,886	0.7%
Brixton P.L.C.	952,536	10,235,346	0.9%
Capital & Regional P.L.C.	275,300	7,242,259	0.6%
Collins Stewart Tullett P.L.C.	407,502	6,865,286	0.6%
Derwent Valley Holdings P.L.C.	224,683	8,427,441	0.8%
Great Portland Estates P.L.C.	722,131	8,713,179	0.8%
* Henderson Group P.L.C.	3,396,725	8,322,016	0.7%
Hiscox P.L.C.	1,606,168	8,351,028	0.7%
London Merchant Securities P.L.C.	1,425,531	7,871,493	0.7%
Shaftesbury P.L.C.	572,839	7,667,113	0.7%
Other Securities		128,500,326	11.5%
Total Financials		217,218,758	19.4%
Health Care — (2.7%)
Total Health Care		30,099,953	2.7%
Industrials — (31.8%)
Aggreko P.L.C.	979,669	7,595,866	0.7%
Arriva P.L.C.	577,614	7,916,086	0.7%
Carillion P.L.C.	1,066,439	8,061,777	0.7%
* Charter P.L.C.	561,590	9,588,551	0.9%
Cookson Group P.L.C.	694,799	8,116,894	0.7%
Davis Service Group P.L.C.	645,338	6,469,953	0.6%
De La Rue P.L.C.	632,781	7,999,202	0.7%
* easyJet P.L.C.	1,032,000	12,100,378	1.1%
Enodis P.L.C.	1,616,238	6,519,159	0.6%
Forth Ports P.L.C.	171,300	6,793,929	0.6%
Go-Ahead Group P.L.C.	167,245	6,980,692	0.6%

50

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Homeserve P.L.C.	238,474	$8,489,111	0.8%
Intertek Group P.L.C.	512,085	7,791,522	0.7%
* Invensys P.L.C.	1,929,073	9,948,540	0.9%
Laing (John) P.L.C.	848,681	6,722,929	0.6%
Michael Page International P.L.C.	1,224,495	9,837,808	0.9%
* Regus Group P.L.C.	3,628,946	7,964,410	0.7%
SIG P.L.C.	445,720	8,486,122	0.8%
Weir Group P.L.C.	769,429	7,937,032	0.7%
Other Securities		202,339,498	18.0%
Total Industrials		357,659,459	32.0%
Information Technology — (9.9%)
Electrocomponents P.L.C.	1,319,110	7,326,861	0.7%
Halma P.L.C.	1,554,692	6,601,320	0.6%
Misys P.L.C.	1,682,514	7,130,234	0.6%
Spectris P.L.C.	508,179	6,886,545	0.6%
Other Securities		83,721,605	7.5%
Total Information Technology		111,666,565	10.0%
Materials — (3.3%)
Total Materials		37,522,530	3.4%
Other — (0.0%)
Total Other		19,322	0.0%
Telecommunication Services — (0.8%)
Total Telecommunication Services		8,566,667	0.8%
Utilities — (1.1%)
Viridian Group P.L.C.	393,733	10,232,827	0.9%
Other Securities		2,409,923	0.2%
Total Utilities		12,642,750	1.1%
TOTAL COMMON STOCKS		1,116,082,174	99.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		87,591	0.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $5,768,675 FHLMC 5.000%, 04/15/34, valued at $5,811,152) to be repurchased at $5,697,208	$5,696	5,696,368	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,108,000 FHLMC 5.82%, 06/01/36, valued at $3,019,439) to be repurchased at $2,974,429	2,974	2,974,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		8,670,368	0.8%
TOTAL INVESTMENTS — (100.0%) (Cost $722,319,437)		$1,124,840,133	100.6%

See accompanying Notes to Financial Statements.
51

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRIA — (1.9%)
COMMON STOCKS — (1.9%)
Boehler-Uddeholm AG	104,608	$6,662,280	0.3%
Other Securities		34,862,070	1.9%
TOTAL COMMON STOCKS		41,524,350	2.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		567	0.0%
TOTAL — AUSTRIA		41,524,917	2.2%
BELGIUM — (2.9%)
COMMON STOCKS — (2.9%)
Other Securities		63,740,725	3.4%
DENMARK — (3.6%)
COMMON STOCKS — (3.6%)
Other Securities		77,681,594	4.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		20,768	0.0%
TOTAL — DENMARK		77,702,362	4.1%
FINLAND — (5.0%)
COMMON STOCKS — (5.0%)
Amer Sports Oyj Series A	269,460	6,151,529	0.3%
# Huhtamaki Oyj	322,600	6,066,404	0.3%
KCI Konecranes Oyj	255,800	6,520,673	0.4%
Nokian Renkaat Oyj	379,540	7,879,410	0.4%
Uponor Oyj Series A	203,800	6,680,088	0.4%
Other Securities		75,467,192	4.0%
TOTAL COMMON STOCKS		108,765,296	5.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		178,383	0.0%
TOTAL — FINLAND		108,943,679	5.8%
FRANCE — (10.6%)
COMMON STOCKS — (10.6%)
*# Compagnie Generale de Geophysique SA	37,105	7,450,386	0.4%
Fimalac SA	111,143	10,117,109	0.5%
# Havas SA	1,035,703	5,718,435	0.3%
Nexans SA	78,576	8,466,202	0.5%
# SCOR SA	2,821,430	8,068,730	0.4%
Somfy SA	22,900	5,741,319	0.3%
Other Securities		184,767,307	9.9%
TOTAL COMMON STOCKS		230,329,488	12.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		78,917	0.0%
TOTAL — FRANCE		230,408,405	12.3%
GERMANY — (11.7%)
COMMON STOCKS — (11.7%)
Bilfinger Berger AG	136,777	8,524,911	0.5%
IVG Immobilien AG	143,237	5,601,608	0.3%
* MTU Aero Engines Holding AG	144,740	5,928,604	0.3%
*# QIAGEN NV	481,837	7,043,808	0.4%
Rhoen-Klinikum AG	149,004	6,723,692	0.4%
Stada Arzneimittel AG	164,610	8,748,560	0.5%

52

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
United Internet AG	371,216	$5,685,345	0.3%
* Wincor Nixdorf AG	58,800	8,461,206	0.5%
Other Securities		197,053,176	10.3%
TOTAL COMMON STOCKS		253,770,910	13.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		26,705	0.0%
TOTAL — GERMANY		253,797,615	13.5%
GREECE — (3.9%)
COMMON STOCKS — (3.9%)
Other Securities		84,537,577	4.5%
PREFERRED STOCKS — (0.0%)
Other Securities		37,861	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		74,418	0.0%
TOTAL — GREECE		84,649,856	4.5%
IRELAND — (3.0%)
COMMON STOCKS — (3.0%)
DCC P.L.C.	324,316	9,894,632	0.5%
FBD Holdings P.L.C.	132,521	7,147,857	0.4%
IAWS Group P.L.C.	368,887	9,093,092	0.5%
Other Securities		39,565,340	2.1%
TOTAL — IRELAND		65,700,921	3.5%
ITALY — (7.2%)
COMMON STOCKS — (7.2%)
# Banco Piccolo Valellinese Scarl SpA	314,205	5,521,102	0.3%
Valentino Fashion Group SpA	150,000	5,877,030	0.3%
Other Securities		145,116,798	7.8%
TOTAL — ITALY		156,514,930	8.4%
NETHERLANDS — (5.9%)
COMMON STOCKS — (5.9%)
Aalberts Industries NV	74,143	6,029,165	0.3%
*# Hagemeyer NV	1,576,607	7,518,225	0.4%
Nutreco Holding NV	100,349	6,211,607	0.3%
Other Securities		108,627,703	5.9%
TOTAL — NETHERLANDS		128,386,700	6.9%
NORWAY — (3.5%)
COMMON STOCKS — (3.5%)
# Prosafe ASA	88,380	6,033,306	0.3%
* TGS Nopec Geophysical Co. ASA	316,440	6,149,275	0.3%
Other Securities		64,414,669	3.5%
TOTAL — NORWAY		76,597,250	4.1%
PORTUGAL — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		24,625,492	1.3%
SPAIN — (4.4%)
COMMON STOCKS — (4.4%)
Other Securities		95,616,919	5.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		23,853	0.0%
TOTAL — SPAIN		95,640,772	5.1%

53

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SWEDEN — (6.7%)
COMMON STOCKS — (6.7%)
# Elekta AB Series B	317,200	$6,969,378	0.4%
JM AB	291,468	5,902,465	0.3%
Kungsleden AB	432,600	6,044,530	0.3%
# Meda AB Series A	255,575	8,290,994	0.5%
Other Securities		117,477,374	6.2%
TOTAL — SWEDEN		144,684,741	7.7%
SWITZERLAND — (14.4%)
COMMON STOCKS — (14.3%)
* Actelion, Ltd.	57,965	10,334,593	0.6%
Barry Callebaut AG	10,927	5,585,769	0.3%
Clariant AG	794,519	11,213,914	0.6%
Converium Holding AG	546,150	7,153,398	0.4%
Fischer (Georg) AG	11,518	6,539,954	0.4%
Kuoni Reisen Holding AG	13,794	7,161,348	0.4%
* Logitech International SA	247,190	7,281,284	0.4%
Lonza Group AG	129,327	10,830,718	0.6%
*# Oerlikon Corp.	27,910	11,909,719	0.6%
Phonak Holding AG	133,842	10,038,309	0.5%
PSP Swiss Property AG	148,025	8,178,396	0.4%
Rieters Holdings AG	15,890	7,973,182	0.4%
Sig Holding AG	20,338	6,231,414	0.3%
Sika AG	8,623	12,413,350	0.7%
Sulzer AG	14,002	14,307,861	0.8%
Valiant Holding AG	60,231	6,817,165	0.4%
Other Securities		167,969,892	8.8%
TOTAL COMMON STOCKS		311,940,266	16.6%
PREFERRED STOCKS — (0.1%)
Other Securities		1,579,889	0.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13,746	0.0%
TOTAL — SWITZERLAND		313,533,901	16.7%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (14.2%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $54,455,444 FHLMC 6.000%, 03/15/29 & FNMA, rates ranging from 5.500% to 7.170%(r), maturities ranging from 09/25/32 to 11/01/36, valued at $58,540,860) to be repurchased at $57,400,386	$57,392	57,391,921	3.0%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,492,647 FHLMC STRIPS, rates ranging from 0.000% to 5.000%, maturities ranging from 08/01/35 to 08/15/36 & FNMA STRIPS, rates ranging from 0.000% to 6.500%, maturities ranging from 12/01/33 to 07/01/36, valued at $219,300,000) to be repurchased at $215,031,713	215,000	215,000,000	11.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,294,000 FHLMC 5.82%, 06/01/36, valued at $1,257,128) to be repurchased at $1,238,178	1,238	1,238,000	0.1%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $37,677,097 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 02/01/08 to 11/01/36 & FNMA, rates ranging from 4.500% to 11.500%, maturities ranging from 11/01/07 to 11/01/36, valued at $35,703,027) to be repurchased at $35,005,163	35,000	35,000,000	1.9%
TOTAL TEMPORARY CASH INVESTMENTS		308,629,921	16.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,443,976,433)		$2,175,082,187	116.0%

See accompanying Notes to Financial Statements.
54

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		$10,954,806	0.5%
BRAZIL — (11.0%)
COMMON STOCKS — (1.5%)
Other Securities		37,777,726	1.5%
PREFERRED STOCKS — (9.5%)
Ambev Cia de Bebidas das Americas ADR	266,200	12,274,482	0.5%
Banci Itau Holding Financeira SA	868,000	28,946,697	1.2%
Banco Bradesco SA	802,158	30,159,659	1.2%
Companhia Vale do Rio Doce Series A	1,853,760	43,308,629	1.8%
Investimentos Itau SA	3,300,893	15,322,852	0.6%
Telecomunicacoes de Sao Paulo SA	621,100	14,045,753	0.6%
Other Securities		92,062,293	3.9%
TOTAL PREFERRED STOCKS		236,120,365	9.8%
TOTAL — BRAZIL		273,898,091	11.3%
CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Banco Santander Chile SA Sponsored ADR	295,998	14,370,703	0.6%
Empresa Nacional de Electricidad SA ADR	514,018	17,826,144	0.7%
Other Securities		39,698,838	1.7%
TOTAL — CHILE		71,895,685	3.0%
CZECH REPUBLIC — (1.2%)
COMMON STOCKS — (1.2%)
CEZ A.S.	381,144	16,947,822	0.7%
Other Securities		11,809,545	0.5%
TOTAL — CZECH REPUBLIC		28,757,367	1.2%
HUNGARY — (2.0%)
COMMON STOCKS — (2.0%)
MOL Hungarian Oil & Gas NYRT	168,429	18,927,552	0.8%
OTP Bank NYRT	386,220	14,795,109	0.6%
Other Securities		17,397,449	0.7%
TOTAL — HUNGARY		51,120,110	2.1%
INDIA — (12.1%)
COMMON STOCKS — (12.1%)
Hindustan Lever, Ltd.	2,697,394	14,170,872	0.6%
Infosys Technologies, Ltd.	624,876	30,494,085	1.3%
ITC, Ltd.	3,899,423	16,055,195	0.7%
* Reliance Communications, Ltd.	1,721,955	16,488,633	0.7%
Reliance Industries, Ltd.	1,721,955	47,822,700	2.0%
Tata Consultancy Services, Ltd.	504,652	13,429,197	0.6%
Wipro, Ltd.	880,456	11,769,788	0.5%
Other Securities		151,180,507	6.1%
TOTAL COMMON STOCKS		301,410,977	12.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,647	0.0%
TOTAL — INDIA		301,413,624	12.5%

55

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDONESIA — (2.9%)
COMMON STOCKS — (2.9%)
PT Astra International Tbk	8,046,961	$13,972,098	0.6%
PT Telekomunikasi Indonesia Tbk	33,437,640	36,350,995	1.5%
Other Securities		23,004,083	0.9%
TOTAL COMMON STOCKS		73,327,176	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,351	0.0%
TOTAL — INDONESIA		73,328,527	3.0%
ISRAEL — (3.8%)
COMMON STOCKS — (3.8%)
Bank Hapoalim B.M.	2,309,640	11,150,108	0.5%
Teva Pharmaceutical Industries, Ltd. ADR	733,786	23,525,179	1.0%
Other Securities		59,815,282	2.4%
TOTAL — ISRAEL		94,490,569	3.9%
MALAYSIA — (4.7%)
COMMON STOCKS — (4.7%)
Other Securities		116,497,609	4.8%
MEXICO — (12.3%)
COMMON STOCKS — (12.3%)
America Movil S.A. de C.V. ADR	376,240	16,731,393	0.7%
# America Movil S.A. de C.V. Series L	29,043,100	64,571,953	2.7%
* America Telecom S.A. de C.V. Series A	4,083,841	35,954,280	1.5%
*# Carso Global Telecom S.A. de C.V. Telecom Series A1	3,638,671	11,280,158	0.5%
# Cementos de Mexico S.A.B de C.V. Series B	4,243,502	13,506,758	0.6%
Cemex S.A.B. de C.V. ADR	486,322	15,824,918	0.7%
# Telefonos de Mexico S.A. de C.V.	12,016,800	15,743,632	0.7%
# Wal-Mart de Mexico S.A. de C.V. Series V	11,125,875	41,632,385	1.7%
Other Securities		92,560,345	3.6%
TOTAL — MEXICO		307,805,822	12.7%
PHILIPPINES — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		27,804,096	1.2%
POLAND — (2.5%)
COMMON STOCKS — (2.5%)
Bank Pekao SA	156,792	11,561,775	0.5%
Other Securities		49,815,118	2.0%
TOTAL — POLAND		61,376,893	2.5%
SOUTH AFRICA — (11.4%)
COMMON STOCKS — (11.4%)
Anglo American Platinum Corp., Ltd.	223,876	25,927,548	1.1%
AngloGold Ashanti, Ltd.	402,684	19,369,524	0.8%
FirstRand, Ltd.	7,981,316	22,016,939	0.9%
Impala Platinum Holdings, Ltd.	598,624	15,132,555	0.6%
MTN Group, Ltd.	2,008,598	20,537,485	0.8%
Standard Bank Group, Ltd.	1,600,411	19,675,430	0.8%
Telkom South Africa, Ltd.	710,238	13,354,001	0.5%
Other Securities		147,315,801	6.2%
TOTAL — SOUTH AFRICA		283,329,283	11.7%

56

THE EMERGING MARKETS SERIES

CONTINUED

			Shares	Value††	Percentage of Net Assets**
SOUTH KOREA — (11.4%)
COMMON STOCKS — (11.4%)
Kookmin Bank			161,175	$12,584,329	0.5%
Korea Electric Power Corp.			495,290	20,710,601	0.9%
POSCO			46,060	14,482,536	0.6%
Samsung Electronics Co., Ltd.			77,768	53,300,262	2.2%
SK	Te	lecom Co., Ltd.	56,085	13,078,587	0.5%
Other Securities				170,243,958	7.1%
TOTAL — SOUTH KOREA				284,400,273	11.8%
TAIWAN — (11.7%)
COMMON STOCKS — (11.7%)
Cathay Financial Holdings Co., Ltd.			8,465,487	19,049,621	0.8%
Hon Hai Precision Industry Co., Ltd.			3,835,006	27,883,038	1.2%
Nan Ya Plastic Corp.			6,878,218	11,074,325	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.			21,327,076	43,270,478	1.8%
Other Securities				190,420,384	7.8%
TOTAL COMMON STOCKS				291,697,846	12.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities				9,424	0.0%
TOTAL — TAIWAN				291,707,270	12.1%
THAILAND — (1.8%)
COMMON STOCKS — (1.8%)
Other Securities				44,217,755	1.8%
TURKEY — (3.4%)
COMMON STOCKS — (3.4%)
Akbank T.A.S.			3,155,889	17,672,426	0.7%
Turkiye Garanti Bankasi A.S.			3,760,431	12,433,371	0.5%
Turkiye Is Bankasi A.S.			3,364,999	13,973,664	0.6%
Other Securities				41,706,133	1.8%
TOTAL — TURKEY				85,785,594	3.6%
			Face Amount	Value†
			(000)
TEMPORARY CASH INVESTMENTS — (3.4%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $87,649,939 FHLMC, rates ranging from 6.000% to 6.2529%(r), maturities ranging from 03/15/29 to 09/01/36 & FNMA 5.253%(r), 08/01/35, valued at $78,574,232) to be repurchased at $77,043,295			$77,032	77,031,933	3.2%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $5,615,000 FNMA 6.500%, 09/01/36, valued at $5,688,166) to be repurchased at $5,573,784			5,573	5,572,962	0.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,604,000 FHLMC 5.82%, 06/01/36, valued at $3,501,306) to be repurchased at $3,449,497			3,449	3,449,000	0.2%
TOTAL TEMPORARY CASH INVESTMENTS				86,053,895	3.6%
TOTAL INVESTMENTS — (100.0%) (Cost $1,348,814,342)				$2,494,837,269	103.3%

See accompanying Notes to Financial Statements.
57

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		$2,484,170	0.3%
BRAZIL — (9.8%)
COMMON STOCKS — (1.0%)
Copesul Companhia Petroquimica do Sul	269,500	4,729,009	0.5%
* Perdigao SA	311,716	3,750,671	0.4%
Other Securities		1,245,488	0.2%
TOTAL COMMON STOCKS		9,725,168	1.1%
PREFERRED STOCKS — (8.8%)
Companhia Paranaense de Energia-Copel Series B	478,800,000	5,285,598	0.6%
* Eletropaulo Metropolita SA Preferred A	69,600,000	3,005,820	0.3%
Embratel Participacoes SA	1,226,600,000	3,988,575	0.4%
Klabin SA	1,681,000	4,037,506	0.4%
Lojas Americanas SA	103,190,369	4,985,548	0.6%
Metalurgica Gerdau SA	164,929	3,172,883	0.4%
* Net Servicos de Comunicacao SA	396,793	4,037,575	0.4%
Sadia SA	1,138,000	3,621,626	0.4%
Suzano Papel e Celullose SA	456,934	4,362,506	0.5%
Tim Participacoes SA	1,526,730,372	5,161,971	0.6%
Ultrapar Participacoes SA	137,030	3,098,207	0.3%
* Vivo Participacoes SA	1,265,412	4,851,233	0.5%
Weg SA	1,335,100	8,016,767	0.9%
Other Securities		26,202,481	3.0%
TOTAL PREFERRED STOCKS		83,828,296	9.3%
TOTAL — BRAZIL		93,553,464	10.4%
CHILE — (1.7%)
COMMON STOCKS — (1.7%)
Corpbanca SA	466,016,129	2,526,044	0.3%
Other Securities		13,545,485	1.5%
TOTAL COMMON STOCKS		16,071,529	1.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		26,411	0.0%
TOTAL — CHILE		16,097,940	1.8%
HUNGARY — (1.0%)
COMMON STOCKS — (1.0%)
BorsodChem NYRT	231,441	3,549,644	0.4%
Other Securities		6,213,858	0.7%
TOTAL — HUNGARY		9,763,502	1.1%
INDIA — (10.7%)
COMMON STOCKS — (10.7%)
Unitech, Ltd.	229,980	2,495,131	0.3%
Other Securities		100,230,784	11.1%
TOTAL COMMON STOCKS		102,725,915	11.4%
PREFERRED STOCKS — (0.0%)
Other Securities		22,338	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		9,143	0.0%
TOTAL — INDIA		102,757,396	11.4%

58

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDONESIA — (3.0%)
COMMON STOCKS — (3.0%)
PT Astra Agro Lestari Tbk	4,215,000	$4,890,972	0.6%
Other Securities		23,535,275	2.5%
TOTAL — INDONESIA		28,426,247	3.1%
ISRAEL — (4.6%)
COMMON STOCKS — (4.6%)
Ormat Industries, Ltd.	238,897	2,679,633	0.3%
Other Securities		40,673,418	4.5%
TOTAL COMMON STOCKS		43,353,051	4.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		44,993	0.0%
TOTAL — ISRAEL		43,398,044	4.8%
MALAYSIA — (7.9%)
COMMON STOCKS — (7.9%)
Other Securities		74,917,787	8.3%
PREFERRED STOCKS — (0.0%)
Other Securities		15,760	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,353	0.0%
TOTAL — MALAYSIA		74,935,900	8.3%
MEXICO — (6.9%)
COMMON STOCKS — (6.9%)
Consorcio Ara S.A. de C.V.	1,015,200	5,984,759	0.7%
# Controladora Comercial Mexicana S.A. de C.V. Series B	2,191,700	4,270,219	0.5%
* Corporacion Geo S.A. de C.V. Series B	2,382,300	10,313,409	1.1%
Embotelladora Arca S.A. de C.V., Mexico	1,840,400	6,032,121	0.7%
* Empresas ICA S.A.B. de C.V	1,694,008	6,130,669	0.7%
Gruma S.A. de C.V. Series B	1,069,600	3,651,808	0.4%
Grupo Aeroportuario del Sureste S.A.B. de C.V.	641,200	2,830,163	0.3%
Grupo Cementos de Chihuahua S.A. de C.V.	730,200	2,925,161	0.3%
Industrias Penoles S.A. de C.V.	285,400	2,546,451	0.3%
* Industrias S.A. de C.V. Series B	1,417,248	6,425,849	0.7%
# TV Azteca S.A. de C.V. Series A	6,581,300	4,362,127	0.5%
Other Securities		9,982,697	1.0%
TOTAL COMMON STOCKS		65,455,433	7.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		4,910	0.0%
TOTAL — MEXICO		65,460,343	7.2%
PHILIPPINES — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		13,128,704	1.5%
POLAND — (4.4%)
COMMON STOCKS — (4.4%)
* Cersanit SA	232,969	3,335,738	0.4%
* Echo Investment SA	118,198	3,640,980	0.4%
Grupa Kety SA	38,011	2,529,226	0.3%
Orbis SA	131,096	2,520,113	0.3%

59

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Prokom Software SA	65,251	$2,934,487	0.3%
Other Securities		26,431,882	2.9%
TOTAL COMMON STOCKS		41,392,426	4.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		280,581	0.0%
TOTAL — POLAND		41,673,007	4.6%
SOUTH AFRICA — (11.8%)
COMMON STOCKS — (11.8%)
Aeci, Ltd.	352,906	3,239,569	0.4%
* African Rainbow Minerals, Ltd.	458,487	4,867,820	0.5%
Aveng, Ltd.	1,002,160	4,580,804	0.5%
Ellerine Holdings, Ltd.	255,500	2,623,862	0.3%
Investec, Ltd.	308,670	3,559,205	0.4%
Johnic Communications, Ltd.	323,673	3,453,372	0.4%
* Lewis Group, Ltd.	305,911	2,510,323	0.3%
Metropolitan Holdings, Ltd.	1,590,092	3,054,365	0.3%
Murray & Roberts Holdings, Ltd.	651,864	3,547,534	0.4%
Northam Platinum, Ltd.	483,417	2,846,210	0.3%
Reunert, Ltd.	278,728	3,102,449	0.3%
Sun International, Ltd.	237,817	3,869,301	0.4%
Tongaat-Hulett Group, Ltd.	230,678	3,140,920	0.4%
Truworths International, Ltd.	1,011,805	4,218,702	0.5%
Other Securities		63,359,909	7.0%
TOTAL — SOUTH AFRICA		111,974,345	12.4%
SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
Other Securities		114,097,056	12.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,214	0.0%
TOTAL — SOUTH KOREA		114,104,270	12.6%
TAIWAN — (11.9%)
COMMON STOCKS — (11.9%)
Other Securities		112,834,787	12.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		19,127	0.0%
TOTAL — TAIWAN		112,853,914	12.5%
THAILAND — (3.7%)
COMMON STOCKS — (3.7%)
Other Securities		34,735,552	3.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		54,693	0.0%
TOTAL — THAILAND		34,790,245	3.8%
TURKEY — (4.0%)
COMMON STOCKS — (4.0%)
Other Securities		37,719,442	4.2%

60

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (4.9%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $40,137,928 FHLMC 6.000%, 06/15/32 & 6.2529%(r), 09/01/36 & FNMA 6.000%, 10/01/26, valued at $41,304,738) to be repurchased at $40,500,741	$40,495	$40,494,768	4.5%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $8,640,000 FNMA 5.500%, 11/01/34, valued at $5,827,210) to be repurchased at $5,712,318	5,711	5,711,476	0.6%
TOTAL TEMPORARY CASH INVESTMENTS		46,206,244	5.1%
TOTAL INVESTMENTS — (100.0%) (Cost $674,183,684)		$949,327,177	105.1%

See accompanying Notes to Financial Statements.
61

THE DFA TWO-YEAR GLOBAL FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount^	Value†
	(000)
AUSTRIA — (3.5%)
BONDS — (3.5%)
Bundes Immobiliengesell (f) 3.500%, 08/22/08	19,200	$16,309,041
Oesterreichische Kontrollbank AG (f) 2.000%, 11/26/07	13,000	10,825,386
(f) 3.500%, 02/18/08	54,475	46,160,699
(f) 1.500%, 03/27/08	21,000	17,366,425
TOTAL — AUSTRIA		90,661,551
BELGIUM — (0.8%)
BONDS — (0.8%)
Belgium, Kingdom of 5.750%, 03/28/08	16,000	21,733,928
CANADA — (2.1%)
BONDS — (2.1%)
British Columbia, Province of (f) 2.125%, 03/26/08	20,000	16,664,219
Canadian Government (e) 4.875%, 07/07/08	28,700	38,681,202
TOTAL — CANADA		55,345,421
DENMARK — (2.8%)
BONDS — (2.8%)
Denmark, Kingdom of 7.000%, 11/15/07	400,000	73,160,471
FRANCE — (8.3%)
BONDS — (8.3%)
Caisse D'Amortissement de la Dette Sociale SA 6.250%, 10/25/07	27,104	36,634,353
(g) 4.625%, 12/07/07	17,500	34,205,317
Caisse Nationale D'Autoroutes (f) 3.375%, 02/27/08	5,000	4,230,658
ERAP 3.375%, 04/25/08	44,850	59,147,782
French Treasury Note 3.500%, 01/12/08	50,000	66,077,554
Total Capital SA (f) 2.500%, 10/01/07	5,000	4,180,516
3.500%, 01/28/08	9,000	11,870,443
TOTAL — FRANCE		216,346,623
GERMANY — (12.9%)
BONDS — (12.9%)
Bayerische Landesbank (g) 5.250%, 12/07/07	8,546	16,785,013
3.250%, 02/28/08	19,600	25,768,722
Bundesschatzanweisungen 2.750%, 12/14/07	42,000	55,099,657
Depfa Deutsche Pfandbriefbank AG (f) 1.750%, 02/18/08	14,640	12,137,615

	Face Amount^	Value†
	(000)
KFW-Kreditanstalt Fuer Wiederaufbau AG (g) 5.375%, 12/07/07	1,500	$2,952,065
Kreditanstalt Fuer Wiederaufbau 3.000%, 11/15/07	51,000	67,048,361
Landesbank Hessen-Thuringen Girozentrale
(g) 5.125%, 12/07/07	4,000	7,848,434
Landeskreditbank Baden- Wuerttemberg Foerderbank 3.000%, 07/04/08	17,000	22,251,338
(u) 4.875%, 01/30/07	53,000	52,943,820
Landwirtschaftliche Rentenbank 5.000%, 08/17/07	22,000	29,368,102
(f) 1.750%, 02/12/08	10,000	8,301,277
3.000%, 03/14/08	10,000	13,115,271
(j) 0.650%, 09/30/08	2,536,000	21,864,590
TOTAL — GERMANY		335,484,265
IRELAND — (1.3%)
BONDS — (1.3%)
General Electric Capital Euro Funding 2.750%, 04/18/08	25,000	32,635,679
NETHERLANDS — (8.2%)
BONDS — (8.2%)
Bank Nederlandse Gemeenten (j) 0.800%, 09/22/08	8,300,000	71,771,499
Netherlands, Government of 2.500%, 01/15/08	53,000	69,300,296
Rabobank Nederland NV 3.625%, 01/22/08	50,000	66,177,807
(j) 0.200%, 06/20/08	900,000	7,704,670
TOTAL — NETHERLANDS		214,954,272
NORWAY — (2.3%)
BONDS — (2.3%)
Eksportfinans ASA (e) 3.500%, 04/16/08	45,000	59,354,481
SPAIN — (0.5%)
BONDS — (0.5%)
Instituto de Credito Oficial 2.500%, 07/30/07	10,000	13,140,884
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (8.5%)
BONDS — (8.5%)
Council of Europe Development Bank (u) 4.875%, 01/23/07	53,000	52,954,473
Eurofima (s) 5.625%, 02/05/08	89,000	13,280,622
European Investment Bank (e) 5.000%, 04/15/08	50,000	67,327,405
Inter-American Development Bank (f) 3.000%, 10/22/07	60,260	50,655,459

62

THE DFA TWO-YEAR GLOBAL FIXED INCOME SERIES

CONTINUED

	Face Amount^	Value†
	(000)
World Bank (International Bank for Reconstruction & Development) (g) 7.125%, 07/30/07	5,000	$9,958,318
(j) 2.000%, 02/18/08	3,190,000	27,964,909
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		222,141,186
SWEDEN — (4.4%)
BONDS — (4.4%)
Swedish Export Credit Corp. (u) 2.875%, 01/26/07	35,000	34,881,490
Swedish Government 6.500%, 05/05/08	523,000	79,515,243
TOTAL — SWEDEN		114,396,733
UNITED KINGDOM — (5.5%)
BONDS — (5.5%)
Bank of England Euro Note (e) 2.500%, 01/28/08	57,550	75,186,935
BP Capital Markets P.L.C. (u) 2.750%, 12/29/06	15,066	15,039,740
5.000%, 12/27/07	4,025	7,877,453
GlaxoSmithKline Capital P.L.C. (e) 3.375%, 04/15/08	12,000	15,797,889
HBOS Treasury Services P.L.C. (e) 3.750%, 01/23/08	12,700	16,797,305
Nework Rail Infrastructure Finance P.L.C. 4.500%, 03/14/08	6,000	11,691,387
TOTAL — UNITED KINGDOM		142,390,709
UNITED STATES — (37.2%)
AGENCY OBLIGATIONS — (6.8%)
Federal Home Loan Mortgage Corporation (e) 3.500%, 02/15/08	73,000	96,329,179
Federal National Mortgage Association (t) 6.375%, 08/15/07	65,000	51,227,032
(j) 1.750%, 03/26/08	3,410,000	29,870,751
TOTAL AGENCY OBLIGATIONS		177,426,962
BONDS — (12.4%)
Bank of America Corp. 5.250%, 02/01/07	57,700	57,679,632
Citigroup, Inc. (e) 4.625%, 11/14/07	13,000	17,337,798
(f) 1.500%, 04/07/08	25,000	20,640,083
General Electric Capital Corp. (j) 0.550%, 10/14/08	3,688,000	31,662,319
Landesbank Baden-Wuerttemberg 4.150%, 03/30/07	53,000	52,741,731
Pfizer, Inc. (j) 0.800%, 03/18/08	8,539,000	73,739,840
Toyota Motor Credit Corp. (f) 2.000%, 11/13/07	22,900	19,076,499
(j) 0.750%, 06/09/08	5,956,000	51,440,637
TOTAL BONDS		324,318,539

	Face Amount^	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (1.9%)
Wells Fargo Bank NA 4.850%, 01/30/07	50,000	$49,917,795
COMMERCIAL PAPER — (16.1%)
Abbey National North America 5.250%, 12/01/06	50,000	50,000,000
Beta Finance Corp. 5.255%, 02/15/07	32,000	31,643,373
CC (USA), Inc. 5.260%, 01/23/07	4,500	4,464,921
Ciesco L.P. 5.260%, 01/04/07	11,500	11,442,513
5.260%, 01/16/07	50,000	49,661,455
Danske Corp. 5.260%, 12/04/06	70,000	69,969,375
HBOS Treasury Services P.L.C. 5.270%, 01/04/07	9,200	9,154,427
Hewlett-Packard Co. 5.270%, 12/20/06	20,700	20,642,425
Ixis Commercial Paper 5.250%, 12/14/06	11,400	11,378,416
5.260%, 01/12/07	29,000	28,822,172
5.270%, 01/12/07	22,100	21,964,483
New Center Asset Trust 5.270%, 12/06/06	18,000	17,986,649
Sigma Finance Corp. 5.310%, 12/13/06	15,000	14,973,510
5.250%, 01/22/07	12,600	12,503,631
UBS Finance Delaware, Inc. 5.235%, 12/04/06	9,200	9,195,975
5.255%, 01/02/07	4,800	4,777,630
5.220%, 01/05/07	50,000	49,744,940
TOTAL COMMERCIAL PAPER		418,325,895
TOTAL — UNITED STATES		969,989,191
TEMPORARY CASH INVESTMENTS — (1.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collaterallized by $45,817,000 FHLMC 5.82%, 06/01/36, valued at $44,511,467) to be repurchased at $43,859,322	43,853	43,853,000
TOTAL INVESTMENTS — (100.0%) (Cost $2,532,412,532)		$2,605,588,394

See accompanying Notes to Financial Statements.
63

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The U.S. Large Company Series	The U.S. Large Cap Value Series	The U.S. Small Cap Series	The DFA International Value Series
ASSETS:
Investments at Value (including $862,281, $1,570,015, $617,596, and $763,064 of securities on loan, respectively)	$4,876,285	$8,798,548	$3,597,175	$7,416,695
Temporary Cash Investments at Value	949,766	1,687,547	666,693	831,470
Foreign Currencies at Value	—	—	—	5,903
Cash	2,568	6,460	—	15
Receivables:
Investment Securities Sold	1,809	—	2,617	2,387
Dividends, Interest, and Tax Reclaims	10,766	18,338	1,902	14,972
Securities Lending Income	122	257	654	240
Fund Shares Sold	3,064	14,396	2,438	9,029
Fund Margin Variation	29	—	—	—
Prepaid Expenses and Other Assets	55	3	3	2
Total Assets	5,844,464	10,525,549	4,271,482	8,280,713
LIABILITIES:
Payables:
Upon Return of Securities Loaned	888,901	1,623,528	650,450	809,429
Investment Securities Purchased	503	30,687	2,297	12,511
Fund Shares Redeemed	1,723	33	—	10
Deferred Revenue	—	3,980	—	—
Due to Advisor	102	725	89	1,202
Accrued Expenses and Other Liabilities	255	290	142	309
Total Liabilities	891,484	1,659,243	652,978	823,461
NET ASSETS	$4,952,980	$8,866,306	$3,618,504	$7,457,252
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	N/A	378,204,771	201,971,718	338,026,799
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	$23.44	$17.92	$22.06
Investments at Cost	$3,266,906	$6,926,849	$3,017,383	$5,103,318
Temporary Cash Investments at Cost	$949,766	$1,687,547	$666,693	$831,470
Foreign Currencies at Cost	$—	$—	$—	$5,836
NET ASSETS CONSIST OF:
Paid-In Capital	N/A	$6,515,417	$2,803,052	$4,950,489
Accumulated Net Investment Income (Loss)	N/A	1,485	819	(7,523)
Accumulated Net Realized Gain (Loss) of Investment Securities and Futures	N/A	477,705	234,841	200,182
Accumulated Net Realized Foreign Exchange Gain (Loss)	N/A	—	—	378
Unrealized Appreciation (Depreciation) of Investment Securities, Futures, and Foreign Currency	N/A	1,871,699	579,792	2,313,444
Unrealized Net Foreign Exchange Gain (Loss)	N/A	—	—	282
NET ASSETS	N/A	$8,866,306	$3,618,504	$7,457,252
(1) NUMBER OF SHARES AUTHORIZED	N/A	Unlimited	Unlimited	Unlimited

See accompanying Notes to Financial Statements.
64

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Japanese Small Company Series	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series
ASSETS:
Investments at Value (including $416,160, $229,423, $5,408, and $283,635 of securities on loan, respectively)	$1,371,085	$741,168	$1,116,170	$1,866,452
Temporary Cash Investments at Value	457,355	290,403	8,670	308,630
Foreign Currencies at Value	6,301	4,891	4,038	2,909
Cash	16	16	15	8
Receivables:
Investment Securities Sold	1,894	4,964	105	5,765
Dividends, Interest, and Tax Reclaims	4,983	1,578	1,762	1,882
Securities Lending Income	752	273	5	359
Fund Shares Sold	5,011	40	—	—
Prepaid Expenses and Other Assets	1	—	1	—
Total Assets	1,847,398	1,043,333	1,130,766	2,186,005
LIABILITIES:
Payables:
Upon Return of Securities Loaned	448,108	288,771	5,696	307,392
Investment Securities Purchased	13,360	4,832	7,113	2,958
Fund Shares Redeemed	23	—	—	217
Due to Advisor	111	60	90	151
Accrued Expenses and Other Liabilities	74	43	41	93
Total Liabilities	461,676	293,706	12,940	310,811
NET ASSETS	$1,385,722	$749,627	$1,117,826	$1,875,194
Investments at Cost	$1,335,464	$587,524	$713,649	$1,135,347
Temporary Cash Investments at Cost	$457,355	$290,403	$8,670	$308,630
Foreign Currencies at Cost	$6,291	$4,350	$3,923	$2,878

See accompanying Notes to Financial Statements.
65

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Emerging Markets Series	The Emerging Markets Small Cap Series	The DFA Two-Year Global Fixed Income Series
ASSETS:
Investments at Value (including $68,879, $39,664, and $0 of securities on loan, respectively)	$2,408,783	$903,121	$2,561,735
Temporary Cash Investments at Value	86,054	46,206	43,853
Foreign Currencies at Value	470	354	41,721
Cash	16	47	16
Receivables:
Investment Securities Sold	—	1,484	165,501
Dividends, Interest, and Tax Reclaims	3,478	552	41,769
Securities Lending Income	135	91	—
Fund Shares Sold	1,774	—	3,951
Prepaid Expenses and Other Assets	1	2	1
Total Assets	2,500,711	951,857	2,858,547
LIABILITIES:
Payables:
Upon Return of Securities Loaned	82,605	46,206	—
Investment Securities Purchased	—	50	236,474
Fund Shares Redeemed	—	75	—
Due to Advisor	195	145	106
Loan Payable	—	660	—
Unrealized Loss on Forward Currency Contracts	—	—	52,779
Deferred Thailand Capital Gains Tax	2,701	1,086	—
Accrued Expenses and Other Liabilities	239	106	414
Total Liabilities	85,740	48,328	289,773
NET ASSETS	$2,414,971	$903,529	$2,568,774
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	N/A	N/A	252,209,535
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	N/A	$10.19
Investments at Cost	$1,262,760	$627,977	$2,488,560
Temporary Cash Investments at Cost	$86,054	$46,206	$43,853
Foreign Currencies at Cost	$469	$354	$41,475
NET ASSETS CONSIST OF:
Paid-In Capital	N/A	N/A	$2,519,760
Accumulated Net Investment Income (Loss)	N/A	N/A	52,411
Accumulated Net Realized Gain (Loss) of Investment Securities	N/A	N/A	(26,470)
Accumulated Net Realized Foreign Exchange Gain (Loss)	N/A	N/A	1,152
Deferred Thailand Capital Gains Tax	N/A	N/A	—
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	N/A	N/A	73,421
Unrealized Net Foreign Exchange Gain (Loss)	N/A	N/A	(51,500)
NET ASSETS	N/A	N/A	$2,568,774
(1) NUMBER OF SHARES AUTHORIZED	N/A	N/A	Unlimited

See accompanying Notes to Financial Statements.
66

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The U.S. Large Company Series	The U.S. Large Cap Value Series	The U.S. Small Cap Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, and $14,345, respectively)	$85,425	$121,542	$30,044	$196,983
Interest	3,293	4,025	1,006	1,745
Income from Securities Lending	993	2,231	7,248	8,035
Total Investment Income	89,711	127,798	38,298	206,763
Expenses
Investment Advisory Services Fees	1,122	7,124	972	11,736
Accounting & Transfer Agent Fees	462	720	339	601
Custodian Fees	74	200	128	905
Legal Fees	29	41	20	30
Audit Fees	60	92	43	76
S&P 500® Fees	84	—	—	—
Shareholders' Reports	40	57	28	42
Directors'/Trustees' Fees & Expenses	62	95	44	78
Other	68	96	55	121
Total Expenses	2,001	8,425	1,629	13,589
Net Investment Income (Loss)	87,710	119,373	36,669	193,174
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	477,934	237,752	201,700
Net Realized Gain (Loss) on Futures	6,769	—	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	378
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	631,814	201,127	1,351,708
Futures	(1,050)	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	486
Net Realized and Unrealized Gain (Loss)	520,806	1,109,748	438,879	1,554,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$608,516	$1,229,121	$475,548	$1,747,446

See accompanying Notes to Financial Statements.
67

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Japanese Small Company Series	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $1,173, $312, $0, and $4,335, respectively)	$15,583	$22,516	$24,916	$30,579
Interest	356	171	129	298
Income from Securities Lending	9,001	2,083	69	4,095
Total Investment Income	24,940	24,770	25,114	34,972
Expenses
Investment Advisory Services Fees	1,369	568	888	1,446
Accounting & Transfer Agent Fees	160	81	112	167
Custodian Fees	280	260	77	484
Legal Fees	8	3	4	7
Audit Fees	19	7	12	19
Shareholders' Reports	10	4	6	10
Directors'/Trustees' Fees & Expenses	19	7	12	19
Other	31	34	19	33
Total Expenses	1,896	964	1,130	2,185
Net Investment Income (Loss)	23,044	23,806	23,984	32,787
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	62,821	37,029	30,432	46,115
Net Realized Gain (Loss) on Foreign Currency Transactions	(83)	(442)	359	(3)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(135,957)	130,890	275,001	455,015
Translation of Foreign Currency Denominated Amounts	218	15	23	130
Net Realized and Unrealized Gain (Loss)	(73,001)	167,492	305,815	501,257
Net Increase (Decrease) in Net Assets Resulting from Operations	$(49,957)	$191,298	$329,799	$534,044

See accompanying Notes to Financial Statements.
68

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Emerging Markets Series	The Emerging Markets Small Cap Series	The DFA Two-Year Global Fixed Income Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $6,646, $1,810, and $0, respectively)	$58,074	$19,095	—
Interest	430	159	$74,299
Income from Securities Lending	289	239	—
Total Investment Income	58,793	19,493	74,299
Expenses
Investment Advisory Services Fees	2,146	1,431	1,163
Accounting & Transfer Agent Fees	236	95	254
Custodian Fees	1,783	833	239
Legal Fees	14	4	12
Audit Fees	34	19	31
Shareholders' Reports	17	4	18
Directors'/Trustees' Fees & Expenses	29	10	32
Other	83	27	30
Total Expenses	4,342	2,423	1,779
Net Investment Income (Loss)	54,451	17,070	72,520
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	28,277	65,664	(15,021)
Net Realized Gain (Loss) on Foreign Currency Transactions	(585)	(496)	1,152
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	484,776	160,217	91,272
Translation of Foreign Currency Denominated Amounts	(23)	6	(46,235)
Deferred Thailand Capital Gains Tax	902	(475)	—
Net Realized and Unrealized Gain (Loss)	513,347	224,916	31,168
Net Increase (Decrease) in Net Assets Resulting from Operations	$567,798	$241,986	$103,688

See accompanying Notes to Financial Statements.
69

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Large Company Series		The U.S. Large Cap Value Series		The U.S. Small Cap Series		The DFA International Value Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$87,710	$72,280	$119,373	$75,708	$36,669	$24,657	$193,174	$97,688
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	(28,767)	477,934	200,126	237,752	235,770	201,700	132,514
Net Realized Gain (Loss) on Futures	6,769	5,427	—	—	—	—	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—	—	—	378	(1,607)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	274,881	631,814	400,320	201,127	11,172	1,351,708	292,697
Futures	(1,050)	(507)	—	—	—	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	—	—	—	486	(566)
Net Increase (Decrease) in Net Assets Resulting from Operations	608,516	323,314	1,229,121	676,154	475,548	271,599	1,747,446	520,726
Distributions From:
Net Investment Income	—	—	(127,544)	(79,209)	(37,137)	(29,151)	(202,210)	(111,684)
Net Short-Term Gains	—	—	(14,160)	—	(34,285)	(18,607)	(11,375)	(2,493)
Net Long-Term Gains	—	—	(186,026)	(3,972)	(153,072)	(94,497)	(115,307)	(104,987)
Total Distributions	—	—	(327,730)	(83,181)	(224,494)	(142,255)	(328,892)	(219,164)
Capital Share Transactions (1):
Shares Issued	—	—	1,997,675	1,391,582	463,046	573,230	1,589,921	1,219,383
Shares Issued in Lieu of Cash Distributions	—	—	317,835	79,551	221,851	141,201	307,948	211,691
Shares Redeemed	—	—	(182,182)	(152,432)	(211,846)	(270,466)	(226,869)	(168,981)
Net Increase (Decrease) from Capital Share Transactions	—	—	2,133,328	1,318,701	473,051	443,965	1,671,000	1,262,093
Transactions in Interest:
Contributions	753,004	841,720	—	—	—	—	—	—
Withdrawals	(647,252)	(420,241)	—	—	—	—	—	—
Net Increase (Decrease) from Transactions in Interest	105,752	421,479	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	714,268	744,793	3,034,719	1,911,674	724,105	573,309	3,089,554	1,563,655
Net Assets
Beginning of Period	4,238,712	3,493,919	5,831,587	3,919,913	2,894,399	2,321,090	4,367,698	2,804,043
End of Period	$4,952,980	$4,238,712	$8,866,306	$5,831,587	$3,618,504	$2,894,399	$7,457,252	$4,367,698

(1) Shares Issued and Redeemed:
Shares Issued	N/A	N/A	92,566	71,023	27,493	36,505	80,546	74,612
Shares Issued in Lieu of Cash Distributions	N/A	N/A	15,344	4,005	14,136	9,104	16,678	13,315
Shares Redeemed	N/A	N/A	(8,564)	(7,495)	(12,687)	(16,851)	(11,688)	(10,303)
	N/A	N/A	99,346	67,533	28,942	28,758	85,536	77,624

Accumulated Net Investment Income (Loss)	N/A	N/A	$1,485	$9,656	$819	$1,287	$(7,523)	$1,082

See accompanying Notes to the Financial Statements.
70

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Japanese Small Company Series		The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$23,044	$12,930	$23,806	$15,428	$23,984	$15,787	$32,787	$18,511
Net Realized Gain (Loss) on Investment Securities Sold	62,821	24,072	37,029	15,727	30,432	14,748	46,115	98,606
Net Realized Gain (Loss) on Foreign Currency Transactions	(83)	(553)	(442)	33	359	(335)	(3)	(312)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(135,957)	202,804	130,890	77	275,001	30,824	455,015	17,382
Translation of Foreign Currency Denominated Amounts	218	(324)	15	(11)	23	(3)	130	(163)
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,957)	238,929	191,298	31,254	329,799	61,021	534,044	134,024
Transactions in Interest:
Contributions	334,524	327,851	171,488	96,480	158,726	215,506	375,913	232,255
Withdrawals	(50,274)	(20,483)	(9,082)	(14,810)	(13,737)	(11,252)	(16,701)	(38,985)
Net Increase (Decrease) from Transactions in Interest	284,250	307,368	162,406	81,670	144,989	204,254	359,212	193,270
Total Increase (Decrease) in Net Assets	234,293	546,297	353,704	112,924	474,788	265,275	893,256	327,294
Net Assets
Beginning of Period	1,151,429	605,132	395,923	282,999	643,038	377,763	981,938	654,644
End of Period	$1,385,722	$1,151,429	$749,627	$395,923	$1,117,826	$643,038	$1,875,194	$981,938

See accompanying Notes to the Financial Statements.
71

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series		The DFA Two-Year Global Fixed Income Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$54,451	$54,628	$17,070	$9,988	$72,520	$55,719
Net Realized Gain (Loss) on Investment Securities Sold	28,277	36,298	65,664	14,368	(15,021)	(11,188)
Net Realized Gain (Loss) on Foreign Currency Transactions	(585)	(1,337)	(496)	(730)	1,152	10,253
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	484,776	317,021	160,217	60,507	91,272	(11,917)
Translation of Foreign Currency Denominated Amounts	(23)	(14)	6	(37)	(46,235)	(7,000)
Deferred Thailand Capital Gains Tax	902	73	(475)	(82)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	567,798	406,669	241,986	84,014	103,688	35,867
Distributions From:
Net Investment Income	—	—	—	—	(19,326)	(63,320)
Return of Capital	—	—	—	—	—	(4,594)
Total Distributions	—	—	—	—	(19,326)	(67,914)
Capital Share Transactions (1):
Shares Issued	—	—	—	—	511,783	390,509
Shares Issued in Lieu of Cash Distributions	—	—	—	—	19,113	67,700
Shares Redeemed	—	—	—	—	(114,719)	(65,059)
Net Increase (Decrease) from Capital Share Transactions	—	—	—	—	416,177	393,150
Transactions in Interest:
Contributions	455,977	397,412	181,431	230,557	—	—
Withdrawals	(461,369)	(111,778)	(65,159)	(7,165)	—	—
Net Increase (Decrease) from Transactions in Interest	(5,392)	285,634	116,272	223,392	—	—
Total Increase (Decrease) in Net Assets	562,406	692,303	358,258	307,406	500,539	361,103
Net Assets
Beginning of Period	1,852,565	1,160,262	545,271	237,865	2,068,235	1,707,132
End of Period	$2,414,971	$1,852,565	$903,529	$545,271	$2,568,774	$2,068,235

(1) Shares Issued and Redeemed:
Shares Issued	N/A	N/A	N/A	N/A	51,248	39,260
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	1,908	6,844
Shares Redeemed	N/A	N/A	N/A	N/A	(11,439)	(6,538)
	N/A	N/A	N/A	N/A	41,717	39,566

Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	$52,411	$5,229

See accompanying Notes to the Financial Statements.
72

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Company Series	The U.S. Large Cap Value Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	N/A	N/A	N/A	N/A	N/A	$20.91	$18.55	$15.41	$13.01	$14.44
Income From Investment Operations
Net Investment Income (Loss)	—	—	—	—	—	0.36	(A)	0.29	0.23	0.21	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	—	—	—	—	—	3.27	2.41	3.09	2.41	(1.43)
Total From Investment Operations	—	—	—	—	—	3.63	2.70	3.32	2.62	(1.23)
Less Distributions
Net Investment Income	—	—	—	—	—	(0.38)	(0.32)	(0.18)	(0.22)	(0.20)
Net Realized Gains	—	—	—	—	—	(0.72)	(0.02)	—	—	—
Total Distributions	—	—	—	—	—	(1.10)	(0.34)	(0.18)	(0.22)	(0.20)
Net Asset Value, End of Period	N/A	N/A	N/A	N/A	N/A	$23.44	$20.91	$18.55	$15.41	$13.01
Total Return	14.25%	8.51%	12.77%	15.05%	(16.59)%	18.16%	14.66%	21.68%	20.34%	(8.64)%
Net Assets, End of Period (thousands)	$4,952,980	$4,238,712	$3,493,919	$3,000,997	$2,623,557	$8,866,306	$5,831,587	$3,919,913	$2,510,662	$1,737,809
Ratio of Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%	0.12%	0.14%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.87%	1.99%	1.75%	1.53%	1.68%	1.56%	1.41%	1.62%	1.49%
Portfolio Turnover Rate	4%	6%	2%	8%	11%	13%	9%	7%	7%	9%

See accompanying Notes to Financial Statements.
73

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Small Cap Series	The DFA International Value Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.73	$16.09	$13.84	$9.93	$11.08	$17.30	$16.04	$12.40	$9.33	$10.15
Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.15	0.12	0.08	0.09	0.65	(A)	0.43	0.33	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	2.27	1.44	2.22	3.92	(1.00)	5.27	1.95	3.61	3.06	(0.78)
Total From Investment Operations	2.46	1.59	2.34	4.00	(0.91)	5.92	2.38	3.94	3.33	(0.54)
Less Distributions
Net Investment Income	(0.19)	(0.18)	(0.08)	(0.09)	(0.10)	(0.67)	(0.52)	(0.30)	(0.25)	(0.25)
Net Realized Gains	(1.08)	(0.77)	(0.01)	—	(0.14)	(0.49)	(0.60)	—	(0.01)	(0.03)
Total Distributions	(1.27)	(0.95)	(0.09)	(0.09)	(0.24)	(1.16)	(1.12)	(0.30)	(0.26)	(0.28)
Net Asset Value, End of Period	$17.92	$16.73	$16.09	$13.84	$9.93	$22.06	$17.30	$16.04	$12.40	$9.33
Total Return	15.90%	10.40%	16.99%	40.32%	(8.42)%	35.73%	15.61%	32.15%	36.24%	(5.53)%
Net Assets, End of Period (thousands)	$3,618,504	$2,894,399	$2,321,090	$1,468,486	$851,901	$7,457,252	$4,367,698	$2,804,043	$1,604,778	$1,125,467
Ratio of Expenses to Average Net Assets	0.05%	0.07%	0.07%	0.08%	0.08%	0.23%	0.27%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.13%	0.94%	0.85%	0.84%	0.81%	3.29%	2.71%	2.35%	2.61%	2.36%
Portfolio Turnover Rate	18%	21%	16%	16%	34%	8%	10%	15%	14%	18%

See accompanying Notes to Financial Statements.
74

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series					The Asia Pacific Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	(2.28)%	31.03%	32.73%	47.87%	(9.62)%	38.26%	9.30%	27.40%	61.47%	7.28%
Net Assets, End of Period (thousands)	$1,385,722	$1,151,429	$605,132	$283,699	$195,047	$749,627	$395,923	$282,999	$156,765	$121,637
Ratio of Expenses to Average Net Assets	0.14%	0.22%	0.27%	0.28%	0.27%	0.17%	0.27%	0.32%	0.31%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.51%	1.45%	1.41%	1.26%	4.19%	4.33%	3.82%	3.35%	3.77%
Portfolio Turnover Rate	9%	6%	5%	16%	5%	14%	10%	11%	15%	26%
	The United Kingdom Small Company Series					The Continental Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	44.80%	12.88%	29.68%	44.65%	(4.67)%	47.10%	18.97%	36.57%	52.86%	3.22%
Net Assets, End of Period (thousands)	$1,117,826	$643,038	$377,763	$160,917	$98,899	$1,875,194	$981,938	$654,644	$448,407	$263,068
Ratio of Expenses to Average Net Assets	0.13%	0.22%	0.27%	0.26%	0.26%	0.15%	0.24%	0.26%	0.30%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.70%	3.19%	2.70%	3.25%	3.03%	2.27%	2.16%	2.09%	2.49%	2.22%
Portfolio Turnover Rate	8%	12%	7%	7%	6%	7%	18%	9%	11%	12%

See accompanying Notes to Financial Statements.
75

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	31.87%	31.23%	35.47%	39.67%	2.10%	40.55%	24.85%	35.22%	52.80%	13.07%
Net Assets, End of Period (thousands)	$2,414,971	$1,852,565	$1,160,262	$607,561	$343,193	$903,529	$545,271	$237,865	$117,744	$40,379
Ratio of Expenses to Average Net Assets	0.20%	0.27%	0.31%	0.34%	0.34%	0.34%	0.49%	0.52%	0.54%	0.51%
Ratio of Net Investment Income to Average Net Assets	2.54%	3.70%	2.63%	2.23%	1.64%	2.39%	2.70%	1.93%	2.44%	2.03%
Portfolio Turnover Rate	11%	9%	2%	1%	8%	18%	8%	11%	6%	16%

See accompanying Notes to Financial Statements.
76

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The DFA Two-Year Global Fixed Income Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.83	$9.99	$10.13	$10.22	$10.03
Income From Investment Operations
Net Investment Income (Loss)	0.31	(A)	0.29	(A)	0.12	0.25	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	0.13	(0.10)	—	(0.01)	0.16
Total From Investment Operations	0.44	0.19	0.12	0.24	0.46
Less Distributions
Net Investment Income	(0.08)	(0.33)	(0.15)	(0.19)	(0.27)
Net Realized Gains	—	—	(0.11)	(0.14)	—
Return of Capital	—	(0.02)	—	—	—
Total Distributions	(0.08)	(0.35)	(0.26)	(0.33)	(0.27)
Net Asset Value, End of Period	$10.19	$9.83	$9.99	$10.13	$10.22
Total Return	4.52%	1.92%	1.22%	2.36%	4.60%
Net Assets, End of Period (thousands)	$2,568,774	$2,068,235	$1,707,132	$1,195,610	$799,308
Ratio of Expenses to Average Net Assets	0.08%	0.10%	0.11%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	3.12%	2.96%	1.96%	1.78%	3.20%
Portfolio Turnover Rate	111%	59%	131%	144%	138%

See accompanying Notes to Financial Statements.
77

  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.   Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. At November 30, 2006, the Trust consisted of twenty-one investment portfolios, of which eleven are included in this section of the report (collectively, the "Series").

Series

International Portfolios
Domestic Equity Portfolios	International Equity Portfolios	International Fixed Income Portfolio
The U.S. Large Company Series	The DFA International Value Series	The DFA Two-Year Global Fixed

The U.S. Large Cap Value Series	The Japanese Small Company Series	Income Series

The U.S. Small Cap Series	The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

B.   Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Domestic Equity Portfolios and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either

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unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Fixed income instruments held by the International Fixed Income Portfolio are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Futures contracts held by The U.S. Large Company Series are valued using the settlement price established each day on the exchange on which they are traded.

2.  Foreign Currency Translation: Securities and other assets and liabilities of the International Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolio may also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are also marked to market daily based on daily exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized. However, the International Fixed Income Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA

79

Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors/Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series' investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. These Series accrue for taxes on the capital gains throughout the holding period of the underlying securities. These funds are also subject to a 10% government capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

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C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Trust. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Company Series	0.025%

The U.S. Large Cap Value Series	0.10%

The U.S. Small Cap Series	0.03%

The DFA International Value Series	0.20%

The Japanese Small Company Series	0.10%

The Asia Pacific Small Company Series	0.10%

The United Kingdom Small Company Series	0.10%

The Continental Small Company Series	0.10%

The Emerging Markets Series	0.10%

The Emerging Markets Small Cap Series	0.20%

The DFA Two-Year Global Fixed Income Series	0.05%

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D.   Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Company Series	$110

The U.S. Large Cap Value Series	151

The U.S. Small Cap Series	77

The DFA International Value Series	117

The Japanese Small Company Series	28

The Asia Pacific Small Company Series	12

The United Kingdom Small Company Series	17

The Continental Small Company Series	28

The Emerging Markets Series	46

The Emerging Markets Small Cap Series	13

The DFA Two-Year Global Fixed Income Series	55

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E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The U.S. Large Company Series	—	—	$366,370	$189,366
The U.S. Large Cap Value Series	—	—	2,812,901	946,109
The U.S. Small Cap Series	—	—	861,440	592,901
The DFA International Value Series	—	—	1,929,943	460,558
The Japanese Small Company Series	—	—	419,677	118,669
The Asia Pacific Small Company Series	—	—	261,753	78,949
The United Kingdom Small Company Series	—	—	238,369	74,570
The Continental Small Company Series	—	—	479,836	95,433
The Emerging Markets Series	—	—	275,802	231,614
The Emerging Markets Small Cap Series	—	—	259,917	131,036
The DFA Two-Year Global Fixed Income Series	$16,833	$332,777	2,576,908	2,056,798

F.  Federal Income Taxes:

It is the intention of The U.S. Large Cap Value Series, The U.S. Small Cap Series, The DFA International Value Series and The DFA Two-Year Global Fixed Income Series each to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to its shareholders.

The U.S. Large Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to foreign bond bifurcation and net realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
The U.S. Small Cap Series	$(61)	—	$61
The DFA International Value Series	—	$431	(431)
The DFA Two-Year Global Fixed Income Series	—	(6,012)	6,012

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The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
The U.S. Large Cap Value Series
2005	$79,209	$3,972	—	$83,181
2006	141,704	186,026	—	327,730
The U.S. Small Cap Series
2005	47,758	94,497	—	142,255
2006	71,422	153,072	—	224,494
The DFA International Value Series
2005	114,177	104,987	—	219,164
2006	213,585	115,307	—	328,892
The DFA Two-Year Global Fixed Income Series
2005	63,320	—	$4,594	67,914
2006	19,326	—	—	19,326

At November 30, 2006, the components of distributable earnings/ (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
The U.S. Large Cap Value Series	$15,465	463,876	—	$479,341
The U.S. Small Cap Series	38,116	199,936	—	238,052
The DFA International Value Series	29,356	185,656	—	215,012
The DFA Two-Year Global Fixed Income Series	3,195	—	$(26,470)	(23,275)

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the following Series had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on November 30,
	2012	2013	2014	Total
The DFA Two-Year Global Fixed Income Series	$6,273	$11,188	$9,009	$26,470

Some of the investments in the International Equity Portfolios are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the following International Equity Portfolios, had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies, which are included in distributable net investment

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income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income (amounts in thousands):

	Mark to Market	Realized Gains
The DFA International Value Series	$21,675	$18,925
The Japanese Small Company Series	2,438	2,838
The Asia Pacific Small Company Series	1,928	1,634
The United Kingdom Small Company Series	14,316	33
The Continental Small Company Series	4,308	4,008
The Emerging Markets Series	1,672	1,623
The Emerging Markets Small Cap Series	280	477

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
The U.S. Large Company Series	$4,390,003	$1,754,582	$(318,534)	$1,436,048
The U.S. Large Cap Value Series	8,614,396	2,092,494	(220,795)	1,871,699
The U.S. Small Cap Series	3,686,394	901,165	(323,691)	577,474
The DFA International Value Series	5,956,646	2,367,740	(76,221)	2,291,519
The Japanese Small Company Series	1,798,268	213,054	(182,882)	30,172
The Asia Pacific Small Company Series	879,905	222,236	(70,570)	151,666
The United Kingdom Small Company Series	736,645	440,518	(52,323)	388,195
The Continental Small Company Series	1,448,285	766,091	(39,294)	726,797
The Emerging Markets Series	1,352,987	1,179,292	(37,442)	1,141,850
The Emerging Markets Small Cap Series	674,465	309,312	(34,450)	274,862
The DFA Two-Year Global Fixed Income Series	2,532,413	76,335	(3,160)	73,175

G.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price, including accrued interest. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the International Portfolios may be inhibited.

3.  Futures Contracts: During the year ended November 30, 2006, The U.S. Large Company Series ("Large Company") entered into futures contracts in accordance with its investment objectives. Upon entering into a futures

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contract, Large Company deposits cash with a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by Large Company as unrealized gains or losses until the contracts are closed. When the contracts are closed, Large Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Large Company segregates cash, as collateral, on a daily basis for the open futures contracts, which is accounted for in Cash on the Statement of Assets and Liabilities.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that Large Company could lose more than the initial margin requirements.

At November 30, 2006, Large Company had the following outstanding futures contracts (dollar amounts in thousands):

		Number of	Contract	Unrealized	Cash
Description	Expiration Date	Contracts	Value	Gain/(Loss)	Collateral
S&P 500 Index®	December 15, 2006	178	$62,429	$1,398	$2,567

4.  Forward Currency Contracts: The International Fixed Income Portfolio may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At November 30, 2006, the International Fixed Income Portfolio had entered into the following contracts and the net unrealized foreign exchange gain/(loss) is reflected in the accompanying financial statements (amounts in thousands):

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain/(Loss)
12/14/06	66,323	Australian Dollar	$50,941	$52,306	$(1,365)
12/14/06	297,190	Euro	382,193	393,857	(11,664)
12/14/06	7,249,024	Japanese Yen	61,975	62,702	(727)
12/14/06	46,978	Pound Sterling	89,536	92,354	(2,818)
12/14/06	661,988	Swedish Krona	93,689	96,748	(3,059)
12/14/06	274,947	Swiss Franc	222,516	229,722	(7,206)
12/22/06	157,882	Euro	202,879	209,311	(6,432)
12/28/06	415,319	Denmark Krone	71,526	73,882	(2,356)
12/28/06	298,597	Euro	383,552	395,996	(12,444)
12/28/06	29,462,509	Japanese Yen	250,824	255,532	(4,708)
		Total	$1,809,631	$1,862,410	$(52,779)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is

85

scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	5.00%	$9,389	1	$1	$9,389
The U.S. Small Cap Series	6.00%	2,640	4	2	3,934

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	5.70%	$2,509	2	$1	$3,791
The United Kingdom Small Company Series	5.85%	279	16	1	885
The Continental Small Company Series	5.60%	398	14	1	2,343
The Emerging Markets Series	5.58%	8,313	26	27	27,742
The Emerging Markets Small Cap Series	5.79%	915	10	1	1,918

At November 30, 2006, The Emerging Markets Small Cap Series had a loan outstanding in the amount of $660 (in thousands). There were no other outstanding borrowings by the Series under this line of credit at November 30, 2006.

I.  Securities Lending:

As of November 30, 2006, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

86

  Report of Independent Registered Public Accounting Firm

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and The DFA Two-Year Global Fixed Income Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

87

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

U.S. Core Equity 1 Portfolio vs. Russell 3000 Index
September 15, 2005-November 30, 2006

Growth of $10,000
US Core Equity 1 Portfolio
Russell 3000 Index
$20,000
$10,000
$0
09/05
11/06
$11,697
$11,686

Average Annual Total Return	One Year	From 9/15/2005
	14.35%	13.70%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

U.S. Core Equity 2 Portfolio vs. Russell 3000 Index
September 15, 2005-November 30, 2006

Growth of $10,000
US Core Equity 2 Portfolio
Russell 3000 Index
$20,000
$10,000
$0
09/05
11/06
$11,827
$11,697

Average Annual Total Return	One Year	From 9/15/2005
	15.50%	14.83%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA Real Estate Securities Portfolio vs. Dow Jones Wilshire REIT Index, S&P 500 Index

November 30, 1996-November 30, 2006

Growth of $10,000
DFA Real Estate Securities Portfolio
Dow Jones Wilshire REIT Index
S&P 500 Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$47,433
$46,434
$21,699

Average Annual Total Return	One Year	Five Years	Ten Years
	38.23%	24.48%	16.60%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Dow Jones Wilshire data provided by Dow Jones Indexes. The S&P data are provided by Standard & Poor's Index Services Group.

88

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

Large Cap International Portfolio vs. MSCI EAFE Index (net dividends)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Large Cap International Portfolio
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$20,594
$20,107

Average Annual Total Return	One Year	Five Years	Ten Years
	28.00%	13.96%	7.49%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

International Core Equity Portfolio vs. MSCI World ex US Index (net dividends)
September 15, 2005-November 30, 2006

Growth of $10,000

International Core Equity Portfolio
MSCI World ex US Index (net dividends)
$20,000
$10,000
$0
09/05
11/06
$13,097
$12,919

Average Annual Total Return	One Year	From 9/15/2005
	30.06%	24.89%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

Emerging Markets Core Equity Portfolio vs. MSCI Emerging Markets Index (net dividends)
April 5, 2005-November 30, 2006

Growth of $10,000
DFA Emerging Markets Core Equity Portfolio
MSCI Emerging Markets Index (net dividends)
$20,000
$10,000
$0
$16,582
$15,490
04/05
2006
11/06

Average Annual Total Return	One Year	From 4/5/2005
	33.39%	54.90%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

89

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

DFA Five-Year Global Fixed Income Portfolio vs. Lehman Brothers Aggregate Bond Index

November 30, 1996-November 30, 2006

Growth of $10,000
DFA Five-Year Global Fixed Income Portfolio
Lehman Brothers Aggregate Bond Index
$20,000
$10,000
$0
$18,250
$16,996
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	3.89%	4.20%	5.45%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

90

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES

U.S. Core Equity 1 Portfolio	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,098.20	0.23%	$1.21
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$1,097.70	0.26%	$1.37
Hypothetical 5% Annual Return	$1,000.00	$1,023.76	0.26%	$1.32

91

DFA Real Estate Securities Portfolio	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,283.00	0.33%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.41	0.33%	$1.67
Large Cap International Portfolio
Actual Fund Return	$1,000.00	$1,104.20	0.29%	$1.53
Hypothetical 5% Annual Return	$1,000.00	$1,023.61	0.29%	$1.47
International Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,106.00	0.47%	$2.48
Hypothetical 5% Annual Return	$1,000.00	$1,022.71	0.47%	$2.38
Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,192.70	0.69%	$3.79
Hypothetical 5% Annual Return	$1,000.00	$1,021.61	0.69%	$3.50
DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,029.20	0.29%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.61	0.29%	$1.47

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

92

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITS	Telecommunication Services	Utilities	Other	Total
U.S. Core Equity 1 Portfolio	14.0%	7.1%	8.7%	22.0%	11.1%	11.8%	14.5%	4.4%	0.0%	2.9%	3.5%	0.0%	100.0%
U.S. Core Equity 2 Portfolio	15.1%	5.7%	9.2%	25.2%	9.4%	11.9%	13.3%	4.7%	0.0%	3.2%	2.3%	0.0%	100.0%
DFA Real Estate Securities Portfolio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	100.0%
Large Cap International Portfolio	11.7%	8.1%	8.6%	28.3%	6.8%	10.6%	4.9%	8.7%	0.1%	6.1%	5.3%	0.8%	100.0%
International Core Equity Portfolio	15.1%	6.9%	5.7%	29.4%	3.8%	15.0%	5.2%	11.1%	0.1%	3.6%	3.3%	0.8%	100.0%
Emerging Markets Core Equity Portfolio	9.8%	7.5%	5.6%	20.6%	3.2%	11.9%	10.7%	19.1%	0.0%	7.8%	2.9%	0.9%	100.0%

FIXED INCOME PORTFOLIO

	Corporate	Government	Foreign Corporate	Foreign Government	Supranational	Total
DFA Five-Year Global Fixed Income Portfolio	14.0%	4.2%	26.0%	48.6%	7.2%	100.0%

93

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (91.0%)
Consumer Discretionary — (12.7%)
* Comcast Corp. Class A	50,630	$2,048,490	0.3%
Disney (Walt) Co.	77,100	2,548,155	0.4%
Home Depot, Inc.	54,500	2,069,365	0.3%
News Corp. Class A	78,400	1,615,040	0.3%
Time Warner, Inc.	143,040	2,880,826	0.5%
Other Securities		79,925,883	12.2%
Total Consumer Discretionary		91,087,759	14.0%
Consumer Staples — (6.5%)
Altria Group, Inc.	54,240	4,567,550	0.7%
Coca-Cola Co.	60,040	2,811,673	0.4%
PepsiCo, Inc.	42,230	2,616,993	0.4%
Procter & Gamble Co.	85,160	5,347,196	0.8%
Wal-Mart Stores, Inc.	119,000	5,485,900	0.9%
Other Securities		25,422,280	3.9%
Total Consumer Staples		46,251,592	7.1%
Energy — (7.9%)
Chevron Corp.	82,060	5,934,579	0.9%
ConocoPhillips	59,203	3,984,362	0.6%
Devon Energy Corp.	27,900	2,047,023	0.3%
Exxon Mobil Corp.	155,025	11,907,470	1.8%
Other Securities		32,465,799	5.0%
Total Energy		56,339,233	8.6%
Financials — (20.0%)
American Express Co.	29,730	1,745,746	0.3%
American International Group, Inc.	103,840	7,302,029	1.1%
Bank of America Corp.	166,700	8,976,795	1.4%
Citigroup, Inc.	178,345	8,844,129	1.4%
Federal Home Loan Mortgage Corporation	25,470	1,710,565	0.3%
Federal National Mortgage Association	32,210	1,836,936	0.3%
JPMorgan Chase & Co.	128,950	5,967,806	0.9%
Merrill Lynch & Co., Inc.	32,550	2,845,846	0.5%
MetLife, Inc.	27,390	1,608,615	0.3%
Morgan Stanley	35,660	2,715,866	0.4%
The Goldman Sachs Group, Inc.	11,200	2,181,760	0.3%
# Wachovia Corp.	51,808	2,807,476	0.4%
Wells Fargo & Co.	87,100	3,069,404	0.5%
Other Securities		91,751,046	13.9%
Total Financials		143,364,019	22.0%
Health Care — (10.1%)
Abbott Laboratories	39,200	1,829,072	0.3%
* Amgen, Inc.	30,000	2,130,000	0.3%
* Genentech, Inc.	27,010	2,208,068	0.4%
Johnson & Johnson	83,421	5,498,278	0.9%
Merck & Co., Inc.	55,790	2,483,213	0.4%
Pfizer, Inc.	186,680	5,131,833	0.8%
* WellPoint, Inc.	23,679	1,791,790	0.3%
Wyeth	38,320	1,850,090	0.3%
Other Securities		49,106,596	7.3%
Total Health Care		72,028,940	11.0%

94

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.8%)
3M Co.	19,360	$1,577,066	0.3%
Boeing Co.	20,360	1,802,471	0.3%
General Electric Co.	295,242	10,416,138	1.6%
United Technologies Corp.	25,950	1,674,554	0.3%
Other Securities		61,605,717	9.3%
Total Industrials		77,075,946	11.8%
Information Technology — (13.2%)
* Apple Computer, Inc.	21,790	1,997,707	0.3%
* Cisco Sytems, Inc.	155,800	4,187,904	0.7%
Hewlett-Packard Co.	64,299	2,537,239	0.4%
Intel Corp.	148,154	3,163,088	0.5%
International Business Machines Corp.	39,100	3,594,072	0.6%
Microsoft Corp.	252,000	7,391,160	1.2%
Motorola, Inc.	77,600	1,720,392	0.3%
* Oracle Corp.	133,400	2,538,602	0.4%
Other Securities		67,035,567	10.0%
Total Information Technology		94,165,731	14.4%
Materials — (4.0%)
Total Materials		28,450,979	4.4%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		141,017	0.0%
Telecommunication Services — (2.6%)
AT&T, Inc.	145,080	4,919,663	0.8%
Sprint Nextel Corp.	101,355	1,977,436	0.3%
Verizon Communications, Inc.	115,710	4,042,907	0.6%
Other Securities		7,947,623	1.2%
Total Telecommunication Services		18,887,629	2.9%
Utilities — (3.2%)
Total Utilities		22,665,290	3.5%
TOTAL COMMON STOCKS		650,458,135	99.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		253	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (9.0%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $55,620,254 FHLMC 6.000%, 08/01/36 & 7.000%, 09/01/36, valued at $56,049,355) to be repurchased at $54,424,860	$54,417	54,416,849	8.3%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $7,275,000 FHLB Bonds 5.550%, 11/06/13, valued at $7,324,688) to be repurchased at $7,082,556	7,082	7,081,513	1.1%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,965,000 FNMA 5.50%, 02/01/35, valued at $3,148,877) to be repurchased at $3,102,447	3,102	3,102,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		64,600,362	9.9%
TOTAL INVESTMENTS — (100.0%) (Cost $660,178,582)		$715,058,750	109.6%

See accompanying Notes to Financial Statements.
95

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (13.6%)
* Comcast Corp. Class A	116,924	$4,730,745	0.4%
* Comcast Corp. Special Class A Non-Voting	60,100	2,420,828	0.2%
Disney (Walt) Co.	168,312	5,562,712	0.5%
Home Depot, Inc.	87,100	3,307,187	0.3%
News Corp. Class A	184,300	3,796,580	0.3%
Time Warner, Inc.	339,520	6,837,933	0.6%
Other Securities		155,818,437	12.7%
Total Consumer Discretionary		182,474,422	15.0%
Consumer Staples — (5.1%)
Altria Group, Inc.	77,300	6,509,433	0.5%
Procter & Gamble Co.	175,788	11,037,729	0.9%
Wal-Mart Stores, Inc.	103,800	4,785,180	0.4%
Other Securities		46,660,018	3.9%
Total Consumer Staples		68,992,360	5.7%
Energy — (8.2%)
Chevron Corp.	186,424	13,482,184	1.1%
ConocoPhillips	140,651	9,465,812	0.8%
Devon Energy Corp.	34,500	2,531,265	0.2%
Exxon Mobil Corp.	250,584	19,247,357	1.6%
# Hess Corp.	46,900	2,357,663	0.2%
Marathon Oil Corp.	28,744	2,712,859	0.2%
Occidental Petroleum Corp.	71,760	3,612,398	0.3%
Valero Energy Corp.	48,868	2,691,161	0.2%
Other Securities		54,553,758	4.5%
Total Energy		110,654,457	9.1%
Financials — (22.7%)
Allstate Corp.	52,200	3,313,656	0.3%
American International Group, Inc.	220,480	15,504,154	1.3%
Bank of America Corp.	381,520	20,544,852	1.7%
Citigroup, Inc.	419,332	20,794,674	1.7%
Federal Home Loan Mortgage Corporation	57,460	3,859,014	0.3%
Federal National Mortgage Association	55,192	3,147,600	0.3%
JPMorgan Chase & Co.	295,944	13,696,288	1.1%
Lehman Brothers Holdings, Inc.	44,026	3,243,395	0.3%
Merrill Lynch & Co., Inc.	75,027	6,559,611	0.6%
MetLife, Inc.	62,960	3,697,641	0.3%
Morgan Stanley	59,264	4,513,546	0.4%
Prudential Financial, Inc.	40,216	3,276,800	0.3%
SunTrust Banks, Inc.	30,244	2,469,423	0.2%
The Goldman Sachs Group, Inc.	22,700	4,421,960	0.4%
The St. Paul Travelers Companies, Inc.	56,660	2,935,555	0.3%
U.S. Bancorp	72,000	2,422,080	0.2%
# Wachovia Corp.	170,573	9,243,351	0.8%
Washington Mutual, Inc.	78,976	3,449,672	0.3%
Wells Fargo & Co.	90,600	3,192,744	0.3%
Other Securities		174,301,413	13.9%
Total Financials		304,587,429	25.0%
Health Care — (8.4%)
Johnson & Johnson	72,800	4,798,248	0.4%
Merck & Co., Inc.	54,200	2,412,442	0.2%
Pfizer, Inc.	384,597	10,572,572	0.9%

96

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
* WellPoint, Inc.	53,151	$4,021,936	0.4%
Other Securities		91,422,740	7.4%
Total Health Care		113,227,938	9.3%
Industrials — (10.7%)
General Electric Co.	434,736	15,337,486	1.3%
Other Securities		128,990,654	10.6%
Total Industrials		144,328,140	11.9%
Information Technology — (12.0%)
* Cisco Sytems, Inc.	105,020	2,822,938	0.2%
Hewlett-Packard Co.	139,314	5,497,330	0.5%
Intel Corp.	143,200	3,057,320	0.3%
International Business Machines Corp.	37,444	3,441,852	0.3%
Microsoft Corp.	180,724	5,300,635	0.5%
Other Securities		140,595,305	11.4%
Total Information Technology		160,715,380	13.2%
Materials — (4.3%)
Dow Chemical Co.	80,888	3,236,329	0.3%
Other Securities		53,818,484	4.4%
Total Materials		57,054,813	4.7%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		252,499	0.0%
Telecommunication Services — (2.9%)
AT&T, Inc.	329,697	11,180,025	0.9%
# Sprint Nextel Corp.	224,700	4,383,897	0.4%
Verizon Communications, Inc.	247,556	8,649,607	0.7%
Other Securities		14,146,704	1.2%
Total Telecommunication Services		38,360,233	3.2%
Utilities — (2.1%)
Total Utilities		28,363,723	2.3%
TOTAL COMMON STOCKS		1,209,011,394	99.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		578	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.0%)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $200,463,259 FHLMC, rates ranging from 5.000% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA 5.660%(r), 06/01/33, valued at $109,240,955) to be repurchased at $106,074,794	$106,059	106,059,180	8.7%
@Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $14,990,000 FHLB Bonds, 5.125%, 11/28/08 & 5.550%, 11/06/13, valued at $15,013,284) to be repurchased at $14,550,374	14,548	14,548,232	1.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $13,807,000 FHLMC 5.82%, 06/01/36, valued at $13,413,576) to be repurchased at $13,216,905	13,215	13,215,000	1.1%
TOTAL TEMPORARY CASH INVESTMENTS		133,822,412	11.0%
TOTAL INVESTMENTS — (100.0%) (Cost $1,243,240,562)		$1,342,834,384	110.4%

See accompanying Notes to Financial Statements.
97

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Real Estate Investment Trusts — (83.9%)
* Alexander's, Inc.	38,700	$15,712,200	0.6%
Alexandria Real Estate Equities, Inc.	229,900	23,698,092	0.8%
# AMB Property Corp.	698,200	42,778,714	1.5%
Apartment Investment & Management Co. Class A	769,200	44,336,688	1.6%
# Archstone-Smith Trust	1,713,955	102,803,021	3.6%
# AvalonBay Communities, Inc.	588,000	78,251,040	2.8%
BioMed Realty Trust, Inc.	507,060	15,313,212	0.5%
# Boston Properties, Inc.	900,000	105,345,000	3.7%
# Brandywine Realty Trust	711,153	24,997,028	0.9%
# BRE Properties, Inc. Class A	407,400	26,334,336	0.9%
Camden Property Trust	445,400	35,511,742	1.3%
# CBL & Associates Properties, Inc.	510,700	22,011,170	0.8%
# Colonial Properties Trust	362,956	17,770,326	0.6%
# Corporate Office Properties Trust	330,700	16,439,097	0.6%
Crescent Real Estate Equities, Inc.	810,400	17,407,392	0.6%
# Developers Diversified Realty Corp.	866,899	56,157,717	2.0%
# Duke Realty Corp.	1,067,300	46,448,896	1.6%
# Equity Office Properties Trust	2,782,663	134,124,357	4.7%
# Equity One, Inc.	573,376	15,641,697	0.6%
# Equity Residential	2,326,950	123,933,357	4.4%
# Essex Property Trust, Inc.	182,800	24,136,912	0.8%
# Federal Realty Investment Trust	419,300	35,715,974	1.3%
First Industrial Realty Trust, Inc.	347,500	17,461,875	0.6%
General Growth Properties, Inc.	1,930,400	106,056,176	3.7%
# Global Signal, Inc.	524,200	29,108,826	1.0%
Highwood Properties, Inc.	399,800	16,311,840	0.6%
# Home Properties, Inc.	258,990	16,008,172	0.6%
Hospitality Properties Trust	579,200	29,070,048	1.0%
# Host Marriott Corp.	4,085,000	103,023,700	3.6%
# HRPT Properties Trust	1,658,200	20,843,574	0.7%
Kilroy Realty Corp.	252,600	20,662,680	0.7%
Kimco Realty Corp.	1,920,056	89,052,197	3.1%
# Liberty Property Trust	705,300	36,118,413	1.3%
# Mack-Cali Realty Corp.	492,900	26,932,056	0.9%
Maguire Properties, Inc.	366,300	15,695,955	0.6%
# New Plan Excel Realty Trust	817,500	23,290,575	0.8%
# Post Properties, Inc.	337,100	16,126,864	0.6%
ProLogis	1,936,433	126,197,339	4.4%
# Public Storage, Inc.	1,310,934	126,216,726	4.4%
Realty Income Corp.	779,200	21,396,832	0.8%
Reckson Associates Realty Corp.	632,401	30,595,560	1.1%
Regency Centers Corp.	536,200	42,349,076	1.5%
# Simon Property Group, Inc.	1,777,597	181,279,342	6.4%
# SL Green Realty Corp.	357,000	48,280,680	1.7%
Taubman Centers, Inc.	412,900	20,422,034	0.7%
The Macerich Co.	560,100	47,871,747	1.7%
# United Dominion Realty Trust, Inc.	1,050,100	35,262,358	1.2%
# Vornado Realty Trust	1,103,800	139,200,218	4.9%
# Washington Real Estate Investment Trust	351,000	15,047,370	0.5%
# Weingarten Realty Investors	699,700	33,389,684	1.2%
Other Securities		359,668,886	12.8%
TOTAL COMMON STOCKS		2,817,808,771	99.3%

98

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $523,615,177 FHLMC, rates ranging from 4.941%(r) to 7.500%, maturities ranging from 03/01/33 to 12/01/36 & FNMA, rates ranging from 4.634%(r) to 6.053%(r), maturities ranging from 07/01/16 to 05/01/36, valued at $489,439,660) to be repurchased at $475,254,093	$475,184	$475,184,135	16.8%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $57,590,000 FHLB Bonds 4.375%, 10/03/08 & 4.160%, 02/01/10, valued at $56,656,769) to be repurchased at $54,792,931	54,785	54,784,865	1.9%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $9,549,000 FHLMC 5.50%, 09/01/36, valued at $9,370,841) to be repurchased at $9,233,331	9,232	9,232,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		539,201,000	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $2,174,754,903)		$3,357,009,771	118.3%

See accompanying Notes to Financial Statements.
99

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.4%)
COMMON STOCKS — (4.4%)
BHP Billiton, Ltd.	360,962	$7,471,417	0.5%
Other Securities		74,181,223	4.4%
TOTAL COMMON STOCKS		81,652,640	4.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,262	0.0%
TOTAL — AUSTRALIA		81,659,902	4.9%
AUSTRIA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		6,615,730	0.4%
BELGIUM — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		13,265,030	0.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		4	0.0%
TOTAL — BELGIUM		13,265,034	0.8%
CANADA — (6.4%)
COMMON STOCKS — (6.4%)
# Manulife Financial Corp.	195,800	6,473,804	0.4%
# Royal Bank of Canada	218,140	10,169,234	0.6%
Other Securities		100,704,631	6.0%
TOTAL — CANADA		117,347,669	7.0%
DENMARK — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,967,437	0.8%
FINLAND — (1.2%)
COMMON STOCKS — (1.2%)
Nokia Oyj	422,721	8,550,170	0.5%
Other Securities		13,859,045	0.8%
TOTAL — FINLAND		22,409,215	1.3%
FRANCE — (8.2%)
COMMON STOCKS — (8.2%)
AXA SA	169,056	6,422,887	0.4%
BNP Paribas SA	100,729	10,881,984	0.7%
France Telecom SA	231,887	6,045,320	0.4%
# L'Oreal SA	64,016	6,467,218	0.4%
Sanofi - Aventis	111,839	9,852,282	0.6%
Societe Generale Paris	41,261	6,934,481	0.4%
# Total SA	235,328	16,772,107	1.0%
Other Securities		88,245,488	5.2%
TOTAL — FRANCE		151,621,767	9.1%

100

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (6.1%)
COMMON STOCKS — (6.1%)
Allianz SE	40,153	$7,828,155	0.5%
Deutsche Bank AG	50,797	6,569,934	0.4%
Deutsche Telekom AG	354,516	6,301,131	0.4%
E.ON AG	65,458	8,422,718	0.5%
# Siemens AG	83,409	7,965,551	0.5%
Other Securities		75,869,089	4.5%
TOTAL — GERMANY		112,956,578	6.8%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		8,676,698	0.5%
HONG KONG — (1.7%)
COMMON STOCKS — (1.7%)
Other Securities		30,376,470	1.8%
IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,077,634	0.7%
ITALY — (3.3%)
COMMON STOCKS — (3.3%)
Eni SpA	285,395	9,379,883	0.6%
UniCredito Italiano SpA	878,092	7,601,973	0.5%
Other Securities		43,954,291	2.5%
TOTAL COMMON STOCKS		60,936,147	3.6%
PREFERRED STOCKS — (0.0%)
Other Securities		46,735	0.0%
TOTAL — ITALY		60,982,882	3.6%
JAPAN — (19.6%)
COMMON STOCKS — (19.6%)
Canon, Inc.	127,500	6,705,919	0.4%
Mitsubishi UFJ Financial Group, Inc.	923	11,747,600	0.7%
Mizuho Financial Group, Inc.	1,106	8,101,975	0.5%
Nippon Telegraph & Telephone Corp.	2,177	10,992,700	0.7%
NTT DoCoMo, Inc.	6,017	9,166,432	0.6%
Sumitomo Mitsui Financial Group, Inc.	745	7,822,281	0.5%
Takeda Pharmaceutical Co., Ltd.	102,400	6,673,999	0.4%
Toyota Motor Credit Corp.	323,900	19,450,035	1.2%
Other Securities		280,558,354	16.6%
TOTAL — JAPAN		361,219,295	21.6%
NETHERLANDS — (3.7%)
COMMON STOCKS — (3.7%)
ING Groep NV	219,463	9,380,402	0.6%
Royal Dutch Shell P.L.C. Series A	422,155	14,947,756	0.9%
Other Securities		43,271,200	2.5%
TOTAL — NETHERLANDS		67,599,358	4.0%

101

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

			Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities				$2,133,478	0.1%
NORWAY — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities				10,285,724	0.6%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities				4,568,391	0.3%
SINGAPORE — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities				12,753,891	0.8%
SPAIN — (3.1%)
COMMON STOCKS — (3.1%)
Banco Santander Central Hispano SA			566,687	10,328,324	0.6%
Telefonica SA			405,073	8,227,241	0.5%
Other Securities				38,166,941	2.3%
TOTAL — SPAIN				56,722,506	3.4%
SWEDEN — (2.0%)
COMMON STOCKS — (2.0%)
Other Securities				37,359,966	2.2%
SWITZERLAND — (6.1%)
COMMON STOCKS — (6.1%)
Credit Suisse Group			134,647	8,929,824	0.5%
Nestle SA			46,728	16,521,628	1.0%
Novartis AG			239,486	13,997,834	0.8%
Roche Holding AG Genusschein			81,241	14,708,425	0.9%
UBS AG			219,630	13,255,949	0.8%
Other Securities				45,080,225	2.7%
TOTAL — SWITZERLAND				112,493,885	6.7%
UNITED KINGDOM — (20.0%)
COMMON STOCKS — (20.0%)
Anglo American P.L.C.			179,108	8,359,567	0.5%
AstraZeneca P.L.C.			170,638	9,898,114	0.6%
Barclays P.L.C			720,934	9,664,392	0.6%
BP	P.	L.C.	2,255,040	25,577,319	1.5%
British American Tobacco P.L.C.			273,139	7,746,202	0.5%
GlaxoSmithKline P.L.C.			629,019	16,720,002	1.0%
HBOS P.L.C.			473,451	9,695,590	0.6%
HSBC Holdings P.L.C.			1,242,796	22,964,913	1.4%
Lloyds TSB Group P.L.C.			628,751	6,702,558	0.4%
Man Group P.L.C.			737,610	6,887,709	0.4%
Rio Tinto P.L.C.			114,511	6,141,224	0.4%
Royal Bank of Scotland Group P.L.C.			367,792	13,346,177	0.8%
Royal Dutch Shell P.L.C. Series B			303,924	10,882,131	0.7%
Tesco P.L.C.			986,303	7,597,028	0.5%
Vodafone Group P.L.C.			6,093,647	16,154,929	1.0%
Other Securities				189,033,920	11.1%
TOTAL — UNITED KINGDOM				367,371,775	22.0%

102

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

		Value††	Percentage of Net Assets**
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		$47,799	0.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.5%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,156,331 FNMA 5.500%, 09/25/32, valued at $5,121,563) to be repurchased at $5,021,141	$5,020	5,020,400	0.3%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $445,665,257 FHLB Bonds 7.3075%(v), 01/26/15 & 7.5075%(v), 02/25/15; FHLMC, rates ranging from 3.637%(r) to 8.500%, maturities ranging from 10/01/10 to 11/01/36; FNMA, rates ranging from 4.333%(r) to 7.127%(r), maturities ranging from 12/01/19 to 01/01/40; & GNMA, rates ranging from 3.750% to 8.500%, maturities ranging from 07/15/13 to 12/15/36, valued at $128,522,855) to be repurchased at $126,018,585	126,000	126,000,000	7.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $5,550,000 FHLMC 5.82%, 06/01/36, valued at $5,391,856) to be repurchased at $5,312,766	5,312	5,312,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $42,470,000 FHLMC 5.500%, maturities ranging from 11/01/20 to 12/01/36, valued at $39,781,209) to be repurchased at $39,005,753	39,000	39,000,000	2.4%
TOTAL TEMPORARY CASH INVESTMENTS		175,332,400	10.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,341,711,100)		$1,838,845,484	109.9%

See accompanying Notes to Financial Statements.
103

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.1%)
COMMON STOCKS — (4.1%)
Commonwealth Bank of Australia	64,254	$2,400,461	0.3%
Other Securities		36,259,987	4.3%
TOTAL COMMON STOCKS		38,660,448	4.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13,599	0.0%
TOTAL — AUSTRALIA		38,674,047	4.6%
AUSTRIA — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		5,686,634	0.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		27	0.0%
TOTAL — AUSTRIA		5,686,661	0.7%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Fortis AG	53,620	2,189,607	0.3%
Other Securities		7,314,747	0.8%
TOTAL — BELGIUM		9,504,354	1.1%
CANADA — (5.8%)
COMMON STOCKS — (5.8%)
# EnCana Corp.	37,900	1,981,532	0.3%
# Manulife Financial Corp.	67,400	2,228,470	0.3%
Other Securities		50,534,772	5.8%
TOTAL — CANADA		54,744,774	6.4%
DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		8,620,598	1.0%
FINLAND — (1.3%)
COMMON STOCKS — (1.3%)
Other Securities		12,134,916	1.4%
FRANCE — (7.0%)
COMMON STOCKS — (7.0%)
AXA SA ADR	98,200	3,733,564	0.5%
BNP Paribas SA	51,589	5,573,277	0.7%
Compagnie de Saint-Gobain	32,140	2,573,031	0.3%
Sanofi - Aventis ADR	90,995	4,004,690	0.5%
Schneider Electric SA	19,405	2,107,965	0.3%
Societe Generale Paris	13,990	2,351,213	0.3%
Vivendi SA	77,907	3,004,708	0.4%
Other Securities		42,540,539	4.8%
TOTAL — FRANCE		65,888,987	7.8%

104

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (5.7%)
COMMON STOCKS — (5.7%)
Allianz SE	11,492	$2,240,459	0.3%
* Allianz SE ADR	125,300	2,449,615	0.3%
Commerzbank AG	64,851	2,343,575	0.3%
Deutsche Bank AG	15,087	1,951,308	0.2%
Deutsche Bank AG ADR	16,100	2,082,696	0.3%
Deutsche Telekom AG	144,796	2,573,589	0.3%
E.ON AG ADR	101,400	4,350,060	0.5%
Siemens AG ADR	29,600	2,825,320	0.3%
Other Securities		32,542,526	3.8%
TOTAL — GERMANY		53,359,148	6.3%
GREECE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		8,616,908	1.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		5,472	0.0%
TOTAL — GREECE		8,622,380	1.0%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Other Securities		21,439,723	2.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		379	0.0%
TOTAL — HONG KONG		21,440,102	2.5%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
Allied Irish Banks P.L.C. ADR	50,200	2,824,252	0.3%
Other Securities		8,930,641	1.1%
TOTAL — IRELAND		11,754,893	1.4%
ITALY — (3.2%)
COMMON STOCKS — (3.2%)
#* Telecom Italia SpA Sponsored ADR	69,100	2,114,460	0.3%
UniCredito Italiano SpA	238,533	2,065,070	0.3%
Other Securities		25,749,714	2.9%
TOTAL — ITALY		29,929,244	3.5%
JAPAN — (20.0%)
COMMON STOCKS — (20.0%)
Honda Motor Co., Ltd. ADR	71,900	2,537,351	0.3%
Toyota Motor Corp. ADR	27,400	3,289,370	0.4%
Other Securities		182,155,318	21.4%
TOTAL — JAPAN		187,982,039	22.1%
NETHERLANDS — (3.0%)
COMMON STOCKS — (3.0%)
ABN AMRO Holding NV ADR	116,746	3,514,055	0.4%
ING Groep NV ADR	84,600	3,620,034	0.4%
Koninklijke Philips Electronics NV ADR	69,500	2,593,740	0.3%
Other Securities		18,589,440	2.2%
TOTAL — NETHERLANDS		28,317,269	3.3%

105

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

			Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities				$1,779,319	0.2%
NORWAY — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities				6,672,986	0.8%
PORTUGAL — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities				3,628,591	0.4%
SINGAPORE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities				8,253,651	1.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities				11,382	0.0%
TOTAL — SINGAPORE				8,265,033	1.0%
SPAIN — (2.8%)
COMMON STOCKS — (2.8%)
Banco Santander Central Hispano SA			187,310	3,413,875	0.4%
Banco Santander Central Hispano SA Sponsored ADR			154,700	2,827,916	0.3%
Other Securities				19,566,520	2.3%
TOTAL COMMON STOCKS				25,808,311	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities				1,288	0.0%
TOTAL — SPAIN				25,809,599	3.0%
SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
Other Securities				22,440,918	2.7%
SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
Compagnie Financiere Richemont AG Series A			40,530	2,190,397	0.3%
Credit Suisse Group ADR			61,600	4,076,072	0.5%
Nestle SA			17,132	6,057,364	0.7%
Novartis AG ADR			39,200	2,289,672	0.3%
Roche Holding AG Genusschein			11,729	2,123,498	0.3%
Swiss Reinsurance Co.			33,552	2,872,579	0.4%
UBS AG			66,978	4,042,512	0.5%
Zurich Financial SVCS AG			15,956	4,158,138	0.5%
Other Securities				27,395,238	3.0%
TOTAL COMMON STOCKS				55,205,470	6.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities				479	0.0%
TOTAL — SWITZERLAND				55,205,949	6.5%
UNITED KINGDOM — (19.8%)
COMMON STOCKS — (19.8%)
Anglo American P.L.C.			65,468	3,055,610	0.4%
Aviva P.L.C.			148,102	2,297,210	0.3%
Barclays P.L.C. ADR			65,400	3,535,524	0.4%
BP	P.	L.C. ADR	141,000	9,599,280	1.1%

106

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HBOS P.L.C.	226,039	$4,628,951	0.6%
HSBC Holdings P.L.C. ADR	134,600	12,517,800	1.5%
Legal and General Group P.L.C.	695,237	2,077,336	0.3%
Royal Bank of Scotland Group P.L.C.	206,203	7,482,549	0.9%
Royal Dutch Shell P.L.C. Series B	111,150	3,979,774	0.5%
Tesco P.L.C.	252,337	1,943,633	0.2%
Vodafone Group P.L.C.	819,694	2,173,099	0.3%
Vodafone Group P.L.C. Sponsored ADR	262,462	6,918,498	0.8%
Xstrata P.L.C.	43,259	1,945,692	0.2%
Other Securities		123,663,582	14.3%
TOTAL COMMON STOCKS		185,818,538	21.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,147	0.0%
TOTAL — UNITED KINGDOM		185,825,685	21.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $95,737,953 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 5.253%(r), 08/01/35 & 5.500%, 10/01/36, valued at $89,291,607) to be repurchased at $87,551,706	$87,539	87,538,794	10.3%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $4,799,000 FHLMC 5.82%, 06/01/36, valued at $4,662,255) to be repurchased at $4,593,662	4,593	4,593,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		92,131,794	10.8%
TOTAL INVESTMENTS — (100.0%) (Cost $840,324,278)		$938,419,286	110.3%

See accompanying Notes to Financial Statements.
107

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
BRAZIL — (11.5%)
COMMON STOCKS — (1.8%)
Companhia Siderurgica Nacional SA ADR	149,228	$4,449,979	0.6%
Companhia Vale do Rio Doce ADR	164,600	4,569,296	0.6%
Other Securities		6,227,702	0.7%
TOTAL COMMON STOCKS		15,246,977	1.9%
PREFERRED STOCKS — (9.7%)
Banco Bradesco SA ADR	176,900	6,670,899	0.8%
Banco Itau Holding Financeira SA ADR	143,600	4,807,728	0.6%
Companhia Vale do Rio Doce ADR	244,400	5,755,620	0.7%
Companhia Vale do Rio Doce Series A	118,764	2,774,634	0.3%
Gerdau SA ADR	254,450	4,007,587	0.5%
Investimentos Itau SA	951,000	4,414,573	0.5%
Metalurgica Gerdau SA	182,750	3,515,722	0.4%
Unibanco-Uniao de Bancos Brasileiros SA ADR	91,947	7,785,152	1.0%
Usinas Siderurgicas de Minas Gerais SA Series A	146,800	4,960,009	0.6%
Votorantim Celulose e Papel SA ADR	142,100	2,827,790	0.4%
Other Securities		35,602,693	4.3%
TOTAL PREFERRED STOCKS		83,122,407	10.1%
TOTAL — BRAZIL		98,369,384	12.0%
CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Empresas CMPC SA	84,894	2,912,357	0.4%
Empresas Copec SA	287,698	3,253,451	0.4%
Other Securities		18,299,069	2.2%
TOTAL COMMON STOCKS		24,464,877	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,884	0.0%
TOTAL — CHILE		24,471,761	3.0%
CZECH REPUBLIC — (1.4%)
COMMON STOCKS — (1.4%)
CEZ A.S.	106,278	4,725,722	0.6%
Telefonica 02 Czech Republic A.S.	125,145	2,811,674	0.4%
Other Securities		4,654,343	0.5%
TOTAL — CZECH REPUBLIC		12,191,739	1.5%
HUNGARY — (2.3%)
COMMON STOCKS — (2.3%)
MOL Hungarian Oil & Gas NYRT	65,139	7,320,128	0.9%
OTP Bank NYRT	128,055	4,905,463	0.6%
Richter Gedeon NYRT	15,222	3,139,405	0.4%
Other Securities		4,255,556	0.5%
TOTAL — HUNGARY		19,620,552	2.4%
INDIA — (11.0%)
COMMON STOCKS — (11.0%)
ICICI Bank Sponsored ADR	143,153	5,570,083	0.7%
Infosys Technologies, Ltd.	126,187	6,157,953	0.8%
Reliance Industries, Ltd.	375,053	10,416,095	1.3%
Other Securities		72,112,565	8.7%
TOTAL COMMON STOCKS		94,256,696	11.5%

108

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

Shares	Value††	Percentage of Net Assets**

PREFERRED STOCKS — (0.0%)
Other Securities		$3,496	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,676	0.0%
TOTAL — INDIA		94,262,868	11.5%
INDONESIA — (2.6%)
COMMON STOCKS — (2.6%)
PT Astra International Tbk	1,839,500	3,193,960	0.4%
PT Telekomunikasi Indonesia Tbk ADR	63,812	2,805,176	0.4%
Other Securities		16,402,227	1.9%
TOTAL — INDONESIA		22,401,363	2.7%
ISRAEL — (3.6%)
COMMON STOCKS — (3.6%)
Bank Hapoalim B.M.	612,710	2,957,943	0.4%
Teva Pharmaceutical Industries, Ltd. ADR	171,092	5,485,209	0.7%
Other Securities		21,930,518	2.6%
TOTAL — ISRAEL		30,373,670	3.7%
MALAYSIA — (5.3%)
COMMON STOCKS — (5.3%)
Other Securities		45,451,376	5.5%
MEXICO — (9.3%)
COMMON STOCKS — (9.3%)
America Movil S.A. de C.V. ADR	224,375	9,977,956	1.2%
* Carso Global Telecom S.A. de C.V. Telecom Series A1	973,300	3,017,304	0.4%
Cemex S.A.B. de C.V. ADR	445,926	14,510,432	1.8%
Fomento Economico Mexicano S.A. de C.V. ADR	53,280	5,607,720	0.7%
Grupo Financiero del Norte S.A. de C.V. Series C	923,972	3,440,626	0.4%
Grupo Mexico S.A.B. de C.V. Series B	933,227	3,373,130	0.4%
Grupo Televisa S.A. de C.V. ADR	111,420	2,928,118	0.4%
Telefonos de Mexico S.A. de C.V. ADR	225,025	5,873,153	0.7%
# Wal-Mart de Mexico S.A. de C.V. Series V	811,943	3,038,244	0.4%
Other Securities		27,399,464	3.2%
TOTAL — MEXICO		79,166,147	9.6%
PHILIPPINES — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		7,849,247	1.0%
POLAND — (3.4%)
COMMON STOCKS — (3.4%)
Polski Koncern Naftowy Orlen SA	326,842	5,895,951	0.7%
Other Securities		22,999,139	2.8%
TOTAL COMMON STOCKS		28,895,090	3.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		57,931	0.0%
TOTAL — POLAND		28,953,021	3.5%
SOUTH AFRICA — (12.0%)
COMMON STOCKS — (12.0%)
FirstRand, Ltd.	1,016,981	2,805,403	0.4%
Impala Platinum Holdings, Ltd.	125,424	3,170,581	0.4%
MTN Group, Ltd.	424,971	4,345,238	0.5%
Naspers, Ltd. Series N	140,312	2,861,143	0.4%

109

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

Shares	Value††	Percentage of Net Assets**

Sanlam, Ltd.			1,514,897	$3,768,781	0.5%
Sasol, Ltd. Sponsored ADR			221,100	7,793,775	1.0%
Standard Bank Group, Ltd.			470,989	5,790,332	0.7%
Other Securities				71,847,449	8.6%
TOTAL — SOUTH AFRICA				102,382,702	12.5%
SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
POSCO Sponsored ADR			47,540	3,749,004	0.5%
Samsung Electronics Co., Ltd.			15,620	10,705,561	1.3%
SK	Co	rp., Ltd.	38,912	2,860,979	0.4%
Other Securities				84,672,254	10.2%
TOTAL COMMON STOCKS				101,987,798	12.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities				957	0.0%
TOTAL — SOUTH KOREA				101,988,755	12.4%
TAIWAN — (12.4%)
COMMON STOCKS — (12.4%)
Hon Hai Precision Industry Co., Ltd.			504,704	3,669,533	0.5%
Mega Financial Holding Co., Ltd.			3,604,000	2,735,594	0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.			2,577,878	5,230,253	0.7%
United Microelectronics Corp.			4,874,359	3,201,781	0.4%
Other Securities				90,502,470	10.8%
TOTAL COMMON STOCKS				105,339,631	12.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities				18,820	0.0%
TOTAL — TAIWAN				105,358,451	12.8%
THAILAND — (2.3%)
COMMON STOCKS — (2.3%)
Other Securities				19,742,043	2.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities				5,757	0.0%
TOTAL — THAILAND				19,747,800	2.4%
TURKEY — (3.0%)
COMMON STOCKS — (3.0%)
Other Securities				25,807,884	3.1%
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities				67,689	0.0%

110

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (4.1%)
@ Repurchase Agreement, Bear Stearns & Co. 5.30%, 12/01/06 (Collateralized by $17,300,475 Federal Farm Credit Bank 5.750%, 12/07/28, valued at $18,888,084) to be repurchased at $18,517,730	$18,515	$18,515,004	2.3%
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $9,789,878 FHLMC 6.000%, 03/15/29 & FNMA 5.500%, 09/25/32, valued at $13,722,296) to be repurchased at $13,453,231	13,451	13,451,247	1.6%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $2,985,000 FHLMC 5.82%, 06/01/36, valued at $2,899,944) to be repurchased at $2,857,412	2,857	2,857,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		34,823,251	4.2%
TOTAL INVESTMENTS — (100.0%) (Cost $698,445,872)		$853,287,660	103.8%

See accompanying Notes to Financial Statements.
111

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount^	Value†
	(000)
AUSTRALIA — (0.1%)
BONDS — (0.1%)
Toyota Finance Australia 4.710%, 12/20/07	4,000	$3,102,549
AUSTRIA — (7.2%)
BONDS — (7.2%)
Asfinag 3.250%, 10/19/09	13,900	18,164,748
Austria, Republic of (f) 3.000%, 08/21/09	30,800	26,184,086
Oesterreichische Kontrollbank AG (j) 1.800%, 03/22/10	7,470,000	66,185,084
PFandBriefstelle der Oesterreichischen Landes-Hypothekenbanken (j) 1.600%, 02/15/11	7,146,000	62,841,278
TOTAL — AUSTRIA		173,375,196
BELGIUM — (2.6%)
BONDS — (2.6%)
Belgium, Kingdom of 5.750%, 03/28/08	46,000	62,485,044
CANADA — (2.1%)
BONDS — (2.1%)
Canadian Government (j) 1.900%, 03/23/09	2,600,000	22,973,843
Ontario, Province of (j) 1.875%, 01/25/10 1,560,000 13,835,463 (e) 3.500%, 03/12/10	11,000	14,438,423
TOTAL — CANADA		51,247,729
DENMARK — (4.1%)
BONDS — (4.1%)
Denmark, Kingdom of 7.000%, 11/15/07	387,000	70,782,755
Kommunekredit (f) 3.000%, 11/19/08	33,000	27,877,703
TOTAL — DENMARK		98,660,458
FINLAND — (0.6%)
BONDS — (0.6%)
Finland, Republic of (u) 4.750%, 03/06/07	15,000	14,972,520
FRANCE — (7.6%)
BONDS — (7.6%)
Caisse D'Amortissement de la Dette Sociale SA (g) 4.625%, 12/07/07	6,000	11,727,537
3.125%, 07/12/10	12,400	16,106,764
Dexia Municipal Agency (f) 4.000%, 03/08/10	18,000	15,793,152
ERAP 3.375%, 04/25/08	24,500	32,310,383

	Face Amount^	Value†
	(000)
French Treasury Note 2.750%, 03/12/08	44,500	$58,249,156
Societe Nationale Cheminis Francais 4.625%, 10/25/09	2,700	3,652,643
Total Capital SA (f) 2.375%, 10/01/09	15,000	12,502,082
(f) 1.625%, 07/12/11	9,650	7,793,881
UNEDIC 3.500%, 09/18/08	20,000	26,395,026
TOTAL — FRANCE		184,530,624
GERMANY — (12.7%)
BONDS — (12.7%)
Bayerische Landesbank (f) 3.125%, 02/10/09	8,000	6,793,331
5.750%, 06/02/10	6,000	8,446,985
(j) 1.000%, 09/20/10	2,950,000	25,318,138
BundesObligation 4.250%, 02/15/08	26,700	35,581,731
DSL Bank AG (j) 1.750%, 10/07/09	1,450,000	12,801,337
KFW-Kreditanstalt Fuer Wiederaufbau AG (g) 5.375%, 12/07/07	4,000	7,872,173
(s) 3.750%, 01/28/09	15,560	2,273,737
(j) 1.750%, 03/23/10	750,000	6,634,657
(j) 1.850%, 09/20/10	5,230,000	46,475,274
Landeskreditbank Baden-Wuerttemberg Foerderbank (g) 5.000%, 12/07/07	7,000	13,714,408
3.000%, 07/04/08	12,800	16,753,949
Landwirtschaftliche Rentenbank (t) 4.900%, 11/19/07	37,000	28,790,181
3.000%, 01/31/08	9,000	11,809,644
3.625%, 09/01/08	20,000	26,412,295
Norddeutsche Landesbank (j) 0.450%, 01/19/09	6,700,000	57,471,883
TOTAL — GERMANY		307,149,723
NETHERLANDS — (7.5%)
BONDS — (7.5%)
Bank Nederlandse Gemeenten NV 3.000%, 04/15/10	23,600	30,513,945
Deutsche Bahn Finance NV 6.000%, 06/15/10	12,763	18,109,062
Nederlandse Waterschapsbank NV (f) 3.500%, 10/29/09	3,000	2,579,630
Netherlands, Government of 2.500%, 01/15/08	47,200	61,716,489
Rabobank Nederland NV (j) 0.800%, 02/03/11	8,085,000	68,742,231
TOTAL — NETHERLANDS		181,661,357

112

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NORWAY — (3.1%)
BONDS — (3.1%)
Eksportfinans ASA (j) 1.800%, 06/21/10	7,298,000	$64,658,496
Kommunalbanken AS (t) 5.200%, 09/10/07	13,103	10,236,417
TOTAL — NORWAY		74,894,913
SPAIN — (2.7%)
BONDS — (2.7%)
Instituto de Credito Oficial (g) 4.750%, 12/07/07	3,000	5,867,460
2.875%, 03/16/09	44,750	58,144,835
TOTAL — SPAIN		64,012,295
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (7.1%)
BONDS — (7.1%)
African Development Bank (f) 1.500%, 04/11/08	4,000	3,305,527
(j) 1.950%, 03/23/10	1,000,000	8,865,215
Eurofima (s) 5.625%, 02/05/08	43,100	6,431,402
European Investment Bank (g) 4.500%, 12/07/07	2,000	3,901,745
(s) 4.000%, 04/15/09	269,700	39,652,319
(f) 1.500%, 03/01/10	18,500	15,089,572
(d) 5.000%, 06/10/10	65,000	11,949,226
Inter-American Development Bank (j) 1.900%, 07/08/09	7,500,000	66,427,822
Nordic Investment Bank (t) 5.140%, 06/12/07	11,000	8,622,491
Oresundsbro Konsortiet (s) 6.000%, 04/20/09	9,000	1,376,193
World Bank (International Bank for Reconstruction & Development) (g) 7.125%, 07/30/07	3,000	5,974,991
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		171,596,503
SWEDEN — (6.4%)
BONDS — (6.4%)
Kommuninvest I Sverige AB 4.100%, 05/11/09	156,000	22,928,173
(f) 2.250%, 12/14/09	9,260	7,720,046
Stockholm, Sweden, City of 3.375%, 03/08/10	254,400	36,593,447
Swedish Export Credit Corp. (u) 2.875%, 01/26/07	14,700	14,650,226
(d) 5.375%, 10/15/09	6,790	1,254,479
Swedish Government 6.500%, 05/05/08 100,000 15,203,679 5.000%, 01/28/09 109,000 16,398,540 4.000%, 12/01/09	277,000	40,953,453
TOTAL — SWEDEN		155,702,043

	Face Amount^	Value†
	(000)
SWITZERLAND — (0.2%)
BONDS — (0.2%)
UBS AG 0.875%, 12/29/09	6,700	$5,353,996
UNITED KINGDOM — (7.7%)
BONDS — (7.7%)
Bank of England Euro Note (e) 2.500%, 01/28/08	53,000	69,242,529
BP Capital Markets P.L.C. (f) 1.250%, 12/29/09	61,500	49,929,389
Network Rail MTN Finance P.L.C. (e) 3.125%, 03/30/09	47,000	61,424,728
Nework Rail Infrastructure Finance P.L.C. 4.500%, 03/14/08	2,500	4,871,411
TOTAL — UNITED KINGDOM		185,468,057
UNITED STATES — (27.2%)
AGENCY OBLIGATIONS — (4.2%)
Federal Home Loan Bank
3.750%, 01/16/07	17,700	17,666,972
Federal Home Loan Mortgage Corporation (e) 5.750%, 09/15/10	38,000	53,801,083
Federal National Mortgage Association (t) 6.375%, 08/15/07	37,030	29,183,646
TOTAL AGENCY OBLIGATIONS		100,651,701
BONDS — (5.9%)
Fleetboston Financial Corp. 4.875%, 12/01/06	16,870	16,870,000
General Electric Capital Corp. (j) 0.750%, 02/05/09	240,000	2,063,376
(s) 3.250%, 01/28/10	37,640	5,402,266
(f) 1.750%, 02/12/10	37,000	30,261,208
(s) 2.750%, 08/17/10	120,500	16,898,256
(j) 1.450%, 11/10/11	1,000,000	8,639,998
Toyota Motor Credit Corp. (j) 0.550%, 06/30/10	7,295,000	61,692,174
TOTAL BONDS		141,827,278
CERTIFICATES OF DEPOSIT INTEREST BEARING — (3.6%)
Deutsche Bank AG 4.960%, 02/07/07 20,000 19,980,010 5.020%, 02/21/07	27,500	27,464,882
Wells Fargo Bank NA 4.850%, 01/30/07	39,000	38,935,880
TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		86,380,772
COMMERCIAL PAPER — (13.5%)
Barton Capital Corp. 5.260%, 01/16/07	22,800	22,645,623
5.260%, 01/18/07	37,600	37,334,394
BASF AG 5.260%, 01/29/07	14,600	14,474,595

113

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
Beta Finance Corp.
5.260%, 01/16/07	26,000	$25,823,957
5.250%, 01/19/07	5,000	4,963,951
5.250%, 01/23/07	10,500	10,418,148
5.255%, 02/15/07	25,000	24,721,385
Canadian Wheat Board
5.250%, 12/18/06	7,600	7,581,195
Ciesco L.P.
5.260%, 01/11/07	13,300	13,219,765
Govco, Inc.
5.250%, 12/20/06	10,000	9,972,044
5.410%, 12/26/06	20,000	19,926,444
5.250%, 01/22/07	4,285	4,252,227
HBOS Treasury Services P.L.C.
5.245%, 02/09/07	14,400	14,253,280
Ixis Commercial Paper
5.310%, 12/05/06	12,400	12,392,767
5.250%, 02/05/07	13,200	13,073,192
Sigma Finance Corp.
5.310%, 12/13/06	20,000	19,964,680
5.250%, 01/22/07	14,000	13,892,924
Societe Generale North America
5.110%, 01/31/07	35,000	34,689,238
UBS Finance Delaware, Inc.
5.235%, 12/04/06	13,200	13,194,225
Windmill Funding Corp.
5.245%, 01/03/07	11,000	10,946,538
TOTAL COMMERCIAL PAPER		327,740,572
TOTAL — UNITED STATES		656,600,323
TEMPORARY CASH INVESTMENTS — (1.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $26,947,000 FHLMC 5.82%, 06/01/36, valued at $26,179,159) to be repurchased at $25,795,718	25,792	25,792,000
TOTAL INVESTMENTS — (100.0%) (Cost $2,360,674,342)		$2,416,605,330

See accompanying Notes to Financial Statements.
114

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio
ASSETS:
Investments at Value (including $59,435, $116,410, $519,404, and $157,616 of securities on loan, respectively)	$650,458	$1,209,012	$2,817,809	$1,663,513
Temporary Cash Investments at Value	64,600	133,822	539,201	175,332
Foreign Currencies at Value	—	—	—	838
Cash	61	143	6,329	15
Receivables:
Investment Securities Sold	124	126	—	398
Dividends, Interest, and Tax Reclaims	1,083	1,884	2,533	4,027
Securities Lending Income	22	44	48	120
Fund Shares Sold	471	4,662	3,084	1,958
Prepaid Expenses and Other Assets	17	50	83	25
Total Assets	716,836	1,349,743	3,369,087	1,846,226
LIABILITIES:
Payables:
Upon Return of Securities Loaned	61,498	120,607	529,969	170,020
Investment Securities Purchased	2,786	12,335	—	1,127
Fund Shares Redeemed	69	63	1,268	1,379
Deferred Revenue	60	142	—	—
Due to Advisor	83	151	673	340
Accrued Expenses and Other Liabilities	70	135	151	121
Total Liabilities	64,566	133,433	532,061	172,987
NET ASSETS	$652,270	$1,216,310	$2,837,026	$1,673,239
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	56,715,440	104,412,264	83,929,341	70,899,546
NET ASSET VALUE , OFFERING AND REDEMPTION PRICE PER SHARE	$11.50	$11.65	$33.80	$23.60
Investments at Cost	$595,578	$1,109,418	$1,635,554	$1,166,379
Temporary Cash Investments at Cost	$64,600	$133,822	$539,201	$175,332
Foreign Currencies at Cost	$—	$—	$—	$817
NET ASSETS CONSIST OF:
Paid-In Capital	$595,528	$1,113,224	$1,589,345	$1,184,787
Accumulated Net Investment Income (Loss)	366	581	(209)	(1,125)
Accumulated Net Realized Gain (Loss) of Investment Securities	1,496	2,911	65,635	(7,679)
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	—	—	17
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	54,880	99,594	1,182,255	497,155
Unrealized Net Foreign Exchange Gain (Loss)	—	—	—	84
NET ASSETS	$652,270	$1,216,310	$2,837,026	$1,673,239
(1) NUMBER OF SHARES AUTHORIZED	100,000,000	200,000,000	150,000,000	150,000,000

See accompanying Notes to Financial Statements.
115

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	International Core Equity Portfolio	Emerging Markets Core Equity Portfolio	DFA Five-Year Global Fixed Income Portfolio
ASSETS:
Investments at Value (including $80,195, $28,764 and $0 of securities on loan, respectively)	$846,287	$818,465	$2,390,813
Temporary Cash Investments at Value	92,132	34,823	25,792
Foreign Currencies at Value	4,841	144	14,245
Cash	15	18	16
Receivables:
Investment Securities Sold	191	—	16,952
Dividends, Interest, and Tax Reclaims	1,785	1,074	34,425
Securities Lending Income	82	43	—
Fund Shares Sold	2,558	1,860	7,109
Unrealized Gain on Forward Currency Contracts	—	—	11
Prepaid Expenses and Other Assets	36	7	51
Total Assets	947,927	856,434	2,489,414
LIABILITIES:
Payables:
Upon Return of Securities Loaned	87,539	31,966	—
Investment Securities Purchased	8,449	1,342	45,356
Fund Shares Redeemed	512	82	558
Due to Advisor	234	357	489
Unrealized Loss on Forward Currency Contracts	—	—	55,020
Deferred Thailand Capital Gains Tax	—	410	—
Accrued Expenses and Other Liabilities	116	141	207
Total Liabilities	96,850	34,298	101,630
NET ASSETS	$851,077	$822,136	$2,387,784
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	66,412,562	54,329,472	226,672,669
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.82	$15.13	$10.53
Investments at Cost	$748,192	$663,623	$2,334,882
Temporary Cash Investments at Cost	$92,132	$34,823	$25,792
Foreign Currencies at Cost	$4,816	$142	$14,255
NET ASSETS CONSIST OF:
Paid-In Capital	$749,858	$664,358	$2,366,832
Accumulated Net Investment Income (Loss)	860	1,260	43,308
Accumulated Net Realized Gain (Loss) of Investment Securities	2,371	2,985	(33,308)
Accumulated Net Realized Foreign Exchange Gain (Loss)	(150)	(915)	8,867
Deferred Thailand Capital Gains Tax	—	(410)	—
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	98,120	154,844	55,921
Unrealized Net Foreign Exchange Gain (Loss)	18	14	(53,836)
NET ASSETS	$851,077	$822,136	$2,387,784
(1) NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	350,000,000

See accompanying Notes to Financial Statements.
116

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, and $2,935, respectively)	$6,417	$10,207	$56,489	$37,876
Interest	248	528	947	366
Income from Securities Lending	163	303	293	1,733
Total Investment Income	6,828	11,038	57,729	39,975
Expenses
Investment Advisory Services Fees	661	1,217	6,709	3,496
Accounting & Transfer Agent Fees	64	89	274	184
Custodian Fees	57	101	66	242
Legal Fees	3	4	19	13
Audit Fees	5	8	24	15
Filing Fees	62	129	152	65
Shareholders' Reports	5	8	65	48
Directors'/Trustees' Fees & Expenses	5	7	30	19
Organizational and Offering Costs	22	22	—	—
Other	13	14	35	36
Total Expenses	897	1,599	7,374	4,118
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(1)	(16)	—	—
Net Expenses	896	1,583	7,374	4,118
Net Investment Income (Loss)	5,932	9,455	50,355	35,857
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	—	17,858	—
Net Realized Gain (Loss) on Investment Securities Sold	1,503	2,921	75,136	16,379
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	17
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	52,372	95,057	610,102	286,181
Translation of Foreign Currency Denominated Amounts	—	—	—	147
Net Realized and Unrealized Gain (Loss)	53,875	97,978	703,096	302,724
Net Increase (Decrease) in Net Assets Resulting from Operations	$59,807	$107,433	$753,451	$338,581

See accompanying Notes to Financial Statements.
117

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in Thousands)

	International Core Equity Portfolio	Emerging Markets Core Equity Portfolio	DFA Five-Year Global Fixed Income Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $817, $1,421, and $0, respectively)	$11,580	$13,167	—
Interest	344	327	$61,239
Income from Securities Lending	571	92	—
Total Investment Income	12,495	13,586	61,239
Expenses
Investment Advisory Services Fees	1,547	2,714	5,083
Accounting & Transfer Agent Fees	75	81	256
Custodian Fees	285	650	234
Legal Fees	3	3	18
Audit Fees	6	11	22
Filing Fees	81	68	155
Shareholders' Reports	7	6	54
Directors'/Trustees' Fees & Expenses	5	6	27
Organizational and Offering Costs	22	9	—
Other	12	19	28
Total Expenses	2,043	3,567	5,877
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	68	70	—
Net Expenses	2,111	3,637	5,877
Net Investment Income (Loss)	10,384	9,949	55,362
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	2,392	3,174	(28,108)
Net Realized Gain (Loss) on Foreign Currency Transactions	(150)	(915)	8,867
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	96,717	134,318	88,329
Translation of Foreign Currency Denominated Amounts	21	18	(42,594)
Deferred Thailand Capital Gains Tax	—	(380)	—
Net Realized and Unrealized Gain (Loss)	98,980	136,215	26,494
Net Increase (Decrease) in Net Assets Resulting from Operations	$109,364	$146,164	$81,856

See accompanying Notes to Financial Statements.
118

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Core Equity 1 Portfolio		U.S. Core Equity 2 Portfolio		DFA Real Estate Securities Portfolio		Large Cap International Portfolio
	Year Ended Nov. 30, 2006	Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,932	$367	$9,455	$496	$50,355	$48,281	$35,857	$23,721
Capital Gain Distributions Received from Investment Securities	—	—	—	—	17,858	17,237	—	—
Net Realized Gain (Loss) on Investment Securities Sold	1,503	6	2,921	10	75,136	13,544	16,379	(104)
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—	—	—	17	(200)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	52,372	2,508	95,057	4,537	610,102	197,602	286,181	95,893
Translation of Foreign Currency Denominated Amounts	—	—	—	—	—	—	147	(130)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,807	2,881	107,433	5,043	753,451	276,664	338,581	119,180
Distributions From:
Net Investment Income	(5,955)	—	(9,388)	—	(79,145)	(51,325)	(40,654)	(25,310)
Net Short-Term Gains	(13)	—	(20)	—	—	(3,262)	—	—
Net Long-Term Gains	—	—	—	—	(28,912)	(28,712)	—	—
Total Distributions	(5,968)	—	(9,408)	—	(108,057)	(83,299)	(40,654)	(25,310)
Capital Share Transactions (1):
Shares Issued	487,106	120,949	957,339	177,097	711,130	582,858	389,496	300,290
Shares Issued in Lieu of Cash Distributions	5,909	—	9,288	—	105,884	82,210	37,524	23,672
Shares Redeemed	(18,175)	(239)	(30,420)	(62)	(462,032)	(330,681)	(177,163)	(137,260)
Net Increase (Decrease) from Capital Share Transactions	474,840	120,710	936,207	177,035	354,982	334,387	249,857	186,702
Total Increase (Decrease) in Net Assets	528,679	123,591	1,034,232	182,078	1,000,376	527,752	547,784	280,572
Net Assets
Beginning of Period	123,591	—	182,078	—	1,836,650	1,308,898	1,125,455	844,883
End of Period	$652,270	$123,591	$1,216,310	$182,078	$2,837,026	$1,836,650	$1,673,239	$1,125,455

(1) Shares Issued and Redeemed:
Shares Issued	45,767	12,119	88,583	17,794	24,946	24,982	18,097	16,677
Shares Issued in Lieu of Cash Distributions	550	—	852	—	3,849	3,572	1,796	1,334
Shares Redeemed	(1,697)	(24)	(2,811)	(6)	(16,184)	(14,101)	(8,223)	(7,582)
	44,620	12,095	86,624	17,788	12,611	14,453	11,670	10,429
Accumulated Net Investment Income (Loss)	$366	$367	$581	$496	$(209)	$412	$(1,125)	$(207)

See accompanying Notes to the Financial Statements.
119

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	International Core Equity Portfolio		Emerging Markets Core Equity Portfolio		DFA Five-Year Global Fixed Income Portfolio
	Year Ended Nov. 30, 2006	Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Apr. 5, 2005(a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$10,384	$312	$9,949	$1,365	$55,362	$46,851
Net Realized Gain (Loss) on Investment Securities Sold	2,392	(21)	3,174	59	(28,108)	(12,376)
Net Realized Gain (Loss) on Foreign Currency Transactions	(150)	(91)	(915)	(373)	8,867	38,493
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	96,717	1,403	134,318	20,526	88,329	(36,225)
Translation of Foreign Currency Denominated Amounts	21	(3)	18	(4)	(42,594)	(8,276)
Deferred Thailand Capital Gains Tax	—	—	(380)	(30)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	109,364	1,600	146,164	21,543	81,856	28,467
Distributions From:
Net Investment Income	(9,763)	—	(8,470)	(702)	(54,715)	(33,648)
Net Short-Term Gains	—	—	(80)	—	—	—
Return of Capital	—	—	—	—	(4,812)	—
Total Distributions	(9,763)	—	(8,550)	(702)	(59,527)	(33,648)
Capital Share Transactions (1):
Shares Issued	641,548	119,816	545,478	199,719	1,042,354	700,092
Shares Issued in Lieu of Cash Distributions	9,439	—	8,399	698	57,853	33,104
Shares Redeemed	(20,760)	(167)	(87,918)	(2,695)	(434,545)	(233,800)
Net Increase (Decrease) from Capital Share Transactions	630,227	119,649	465,959	197,722	665,662	499,396
Total Increase (Decrease) in Net Assets	729,828	121,249	603,573	218,563	687,991	494,215
Net Assets
Beginning of Period	121,249	—	218,563	—	1,699,793	1,205,578
End of Period	$851,077	$121,249	$822,136	$218,563	$2,387,784	$1,699,793

(1) Shares Issued and Redeemed:
Shares Issued	55,322	12,052	41,437	19,128	100,867	66,475
Shares Issued in Lieu of Cash Distributions	820	—	655	66	5,639	3,137
Shares Redeemed	(1,765)	(16)	(6,704)	(253)	(42,022)	(22,214)
	54,377	12,036	35,388	18,941	64,484	47,398

Accumulated Net Investment Income (Loss)	$860	$221	$1,260	$290	$43,308	$54,885

See accompanying Notes to the Financial Statements.
120

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio
Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.22	$10.00	$10.24	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.03	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	1.28	0.19	1.40	0.21
Total From Investment Operations	1.45	0.22	1.57	0.24
Less Distributions
Net Investment Income	(0.17)	—	(0.16)	—
Net Realized Gains	—	—	—	—
Total Distributions	(0.17)	—	(0.16)	—
Net Asset Value, End of Period	$11.50	$10.22	$11.65	$10.24
Total Return	14.35%	2.20	%(C)	15.50%	2.40	%(C)
Net Assets, End of Period (thousands)	$652,270	$123,591	$1,216,310	$182,078
Ratio of Expenses to Average Net Assets	0.23%	0.23	%(B)(E)	0.26%	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.23%	0.37	%(B)(E)	0.26%	0.38	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.52%	1.85	%(B)(E)	1.55%	1.92	%(B)(E)
Portfolio Turnover Rate	6%	0	%(C)	5%	0	%(C)

See accompanying Notes to Financial Statements.
121

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Real Estate Securities Portfolio	Large Cap International Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$25.75	$23.02	$18.80	$14.91	$15.02	$19.00	$17.31	$14.65	$12.10	$13.90
Income From Investment Operations
Net Investment Income (Loss)	0.64	(A)	0.82	0.62	0.64	0.54	0.55	(A)	0.44	0.31	0.25	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	8.84	3.33	4.47	4.08	0.18	4.68	1.72	2.86	2.51	(1.79)
Total From Investment Operations	9.48	4.15	5.09	4.72	0.72	5.23	2.16	3.17	2.76	(1.57)
Less Distributions
Net Investment Income	(1.02)	(0.86)	(0.71)	(0.75)	(0.75)	(0.63)	(0.47)	(0.51)	(0.21)	(0.23)
Net Realized Gains	(0.41)	(0.56)	(0.16)	(0.08)	(0.08)	—	—	—	—	—
Total Distributions	(1.43)	(1.42)	(0.87)	(0.83)	(0.83)	(0.63)	(0.47)	(0.51)	(0.21)	(0.23)
Net Asset Value, End of Period	$33.80	$25.75	$23.02	$18.80	$14.91	$23.60	$19.00	$17.31	$14.65	$12.10
Total Return	38.23%	18.81%	29.44%	33.48%	5.36%	28.00%	12.73%	22.09%	23.32%	(11.50)%
Net Assets, End of Period (thousands)	$2,837,026	$1,836,650	$1,308,898	$783,405	$413,264	$1,673,239	$1,125,455	$844,883	$504,123	$337,367
Ratio of Expenses to Average Net Assets	0.33%	0.37%	0.39%	0.41%	0.42%	0.29%	0.37%	0.41%	0.43%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.25%	3.11%	3.61%	4.19%	4.71%	2.56%	2.41%	2.07%	2.10%	1.74%
Portfolio Turnover Rate	10%	3%	6%	2%	2%	4%	4%	1%	1%	9%

See accompanying Notes to Financial Statements.
122

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

International Core Equity Portfolio	Emerging Markets Core Equity Portfolio
Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	For the Period April 5, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.07	$10.00	$11.54	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.04	(A)	0.27	(A)	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	2.71	0.03	3.54	1.51
Total From Investment Operations	2.99	0.07	3.81	1.61
Less Distributions
Net Investment Income	(0.24)	—	(0.22)	(0.07)
Net Realized Gains	—	—	—	—
Total Distributions	(0.24)	—	(0.22)	(0.07)
Net Asset Value, End of Period	$12.82	$10.07	$15.13	$11.54
Total Return	30.06%	0.70	%(C)	33.39%	16.12	%(C)
Net Assets, End of Period (thousands)	$851,077	$121,249	$822,136	$218,563
Ratio of Expenses to Average Net Assets	0.48%	0.49	%(B)(E)	0.74%	1.00	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.46%	0.90	%(B)(E)	0.72%	1.09	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.35%	1.89	%(B)(E)	2.02%	1.79	%(B)(E)
Portfolio Turnover Rate	2%	0	%(C)	6%	2	%(C)

See accompanying Notes to Financial Statements.
123

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Five-Year Global Fixed Income Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$10.48	$10.50	$10.92	$10.93	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.34	(A)	0.26	0.33	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	0.12	(0.11)	0.06	0.15	0.44
Total From Investment Operations	0.40	0.23	0.32	0.48	0.77
Less Distributions
Net Investment Income	(0.33)	(0.25)	(0.32)	(0.39)	(0.33)
Net Realized Gains	—	—	(0.42)	(0.10)	(0.01)
Tax Return of Capital	(0.02)	—	—	—	—
Total Distributions	(0.35)	(0.25)	(0.74)	(0.49)	(0.34)
Net Asset Value, End of Period	$10.53	$10.48	$10.50	$10.92	$10.93
Total Return	3.89%	2.15%	3.04%	4.45%	7.55%
Net Assets, End of Period (thousands)	$2,387,784	$1,699,793	$1,205,578	$969,439	$761,717
Ratio of Expenses to Average Net Assets	0.29%	0.33%	0.34%	0.34%	0.35%
Ratio of Net Investment Income to Average Net Assets	2.72%	3.22%	3.12%	3.23%	4.09%
Portfolio Turnover Rate	92%	69%	90%	103%	79%

See accompanying Notes to Financial Statements.
124

  DFA INVESTMENT DIMENSIONS GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company, registered under the Investment Act of 1940, whose shares are offered to institutional investors, retirement plans, and clients of registered investment advisors. The Fund consists of forty-three operational portfolios, of which seven (the "Portfolios") are presented in this section of the report.

Portfolios

International Portfolios
Domestic Equity Portfolios	International Equity Portfolios	International Fixed Income Portfolio
U.S. Core Equity 1 Portfolio	Large Cap International Portfolio	DFA Five-Year Global Fixed Income Portfolio

U.S. Core Equity 2 Portfolio	International Core Equity Portfolio

DFA Real Estate Securities Portfolio	Emerging Markets Core Equity Portfolio

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Domestic Equity Portfolios and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the

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foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Securities held by the International Fixed Income Portfolio are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

2.  Foreign Currency Translation: Securities and other assets and liabilities of the International Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolio also enters into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the International Fixed Income Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as a foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

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4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Core Equity Portfolio's investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Core Equity Portfolio accrues for taxes on the capital gains throughout the holding period of the underlying securities. These funds are also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolios will adopt FIN 48 effective December 1, 2007.

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C. Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Portfolios. On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership. For the year ended November 30, 2006, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Core Equity 1 Portfolio	0.17%

U.S. Core Equity 2 Portfolio	0.20%

DFA Real Estate Securities Portfolio	0.30%

Large Cap International Portfolio	0.25%

International Core Equity Portfolio	0.35%

Emerging Markets Core Equity Portfolio	0.55%

DFA Five-Year Global Fixed Income Portfolio	0.25%

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through April 1, 2007, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended November 30, 2006, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Portfolios	Expense Limits	Recovery of Previously Waived/Fees Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Core Equity 1 Portfolio (1)	0.23%	—	$28
U.S. Core Equity 2 Portfolio (1)	0.26%	—	48
International Core Equity Portfolio (1)	0.49%	$68	—
Emerging Markets Core Equity Portfolio (2)	0.85%	70	—

(1) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume a Portfolio's expenses to the extent necessary to limit the expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's expenses to the extent necessary to limit the expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

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Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $129 (in thousands). The total related amounts paid by the each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Core Equity 1 Portfolio	$5
U.S. Core Equity 2 Portfolio	7
DFA Real Estate Securities Portfolio	48
Large Cap International Portfolio	30
International Core Equity Portfolio	5
Emerging Markets Core Equity Portfolio	6
DFA Five-Year Global Fixed Income Portfolio	44

E. Purchases and Sales of Securities:

For the year ended November 30, 2006, the Portfolios made the following purchases and sales of investment securities other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
U.S. Core Equity 1 Portfolio	—	—	$495,659	$22,492
U.S. Core Equity 2 Portfolio	—	—	958,398	29,211
DFA Real Estate Securities Portfolio	—	—	525,745	228,880
Large Cap International Portfolio	—	—	284,089	49,380
International Core Equity Portfolio	—	—	636,255	9,979
Emerging Markets Core Equity Portfolio	—	—	491,310	27,621
DFA Five-Year Global Fixed Income Portfolio	$165,891	$113,957	1,871,177	1,568,936

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

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Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies", non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes, and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
U.S. Core Equity 1 Portfolio	$(22)	$22	—
U.S. Core Equity 2 Portfolio	(18)	18	—
DFA Real Estate Securities Portfolio	—	28,169	(28,169)
Large Cap International Portfolio	47	3,879	(3,926)
International Core Equity Portfolio	(18)	18	—
Emerging Markets Core Equity Portfolio	677	(509)	(168)
DFA Five-Year Global Fixed Income Portfolio	—	(12,224)	12,224

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
U.S. Core Equity 1 Portfolio
2005	—	—	—	—
2006	$5,968	—	—	$5,968
U.S. Core Equity 2 Portfolio
2005	—	—	—	—
2006	9,408	—	—	9,408
DFA Real Estate Securities Portfolio
2005	54,162	$29,137	—	83,299
2006	59,687	48,370	—	108,057
Large Cap International Portfolio
2005	25,310	—	—	25,310
2006	40,702	—	—	40,702
International Core Equity Portfolio
2005	—	—	—	—
2006	9,763	—	—	9,763
Emerging Markets Core Equity Portfolio
2005	702	—	—	702
2006	9,153	83	—	9,236
DFA Five-Year Global Fixed Income Portfolio
2005	33,648	—	—	33,648
2006	54,715	—	$4,812	59,527

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The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Large Cap International Portfolio	$48	—	$48
Emerging Markets Core Equity Portfolio	603	$83	686

At November 30, 2006, the components of distributable´ earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
U.S. Core Equity 1 Portfolio	$939	$1,000	—	$1,939
U.S. Core Equity 2 Portfolio	2,130	1,451	—	3,581
DFA Real Estate Securities Portfolio	—	67,184	—	67,184
Large Cap International Portfolio	2,710	—	$(6,873)	(4,163)
International Core Equity Portfolio	3,312	143	—	3,455
Emerging Markets Core Equity Portfolio	1,998	1,585	—	3,583
DFA Five-Year Global Fixed Income Portfolio	—	—	(33,308)	(33,308)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on November 30,
	2010	2011	2012	2013	2014	Total
Large Cap International Portfolio	$6,089	$533	—	$251	—	$6,873
DFA Five-Year Global Fixed Income Portfolio	—	—	$5,041	12,384	$15,883	33,308

During the year ended November 30, 2006, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Large Cap International Portfolio	$12,449
International Core Equity Portfolio	21

Some of the International Equity Portfolios' investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the following International Equity Portfolios had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income (amounts in thousands):

	Mark to Market	Realized Gains
Large Cap International Portfolio	$3,788	$4,140
International Core Equity Portfolio	367	—

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At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
U.S. Core Equity 1 Portfolio	660,249	66,812	(12,003)	54,809
U.S. Core Equity 2 Portfolio	1,243,321	117,084	(17,571)	99,513
DFA Real Estate Securities Portfolio	2,176,205	1,188,656	(7,851)	1,180,805
Large Cap International Portfolio	1,346,305	533,413	(40,873)	492,540
International Core Equity Portfolio	840,691	112,287	(14,559)	97,728
Emerging Markets Core Equity Portfolio	698,671	167,392	(12,775)	154,617
DFA Five-Year Global Fixed Income Portfolio	2,360,674	62,491	(6,560)	55,931

G. Financial Instruments:

In accordance with the Fund's investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Portfolios may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Forward Currency Contracts: The International Fixed Income Portfolio may enter into forward currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At November 30, 2006, the International Fixed Income Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain/(Loss)
12/13/06	169,817	Euro	$217,322	$225,042	$(7,720)
12/13/06	1,635,541	Japanese Yen	14,140	14,129	11
12/13/06	20,408,407	Japanese Yen	174,075	176,630	(2,555)
12/20/06	233,339	Euro	299,353	309,328	(9,975)
12/20/06	26,072,815	Japanese Yen	221,897	225,878	(3,981)
12/27/06	102,523	Australian Dollar	78,901	80,828	(1,927)
12/27/06	478,146	Denmark Krone	82,265	85,055	(2,790)
12/27/06	124,827	Euro	160,151	165,535	(5,384)
12/27/06	21,273,859	Japanese Yen	180,984	184,485	(3,501)
12/27/06	27,653	Pound Sterling	52,452	54,367	(1,915)
12/27/06	1,435,498	Swedish Krona	202,566	209,981	(7,415)
12/27/06	256,291	Swiss Franc	206,572	214,429	(7,857)
		Total	$1,890,678	$1,945,687	$(55,009)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

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3. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the International Portfolios may be inhibited.

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually. and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings under this line of credit by the Portfolios were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
DFA Real Estate Securities Portfolio	5.33%	$1,236	11	$2	$1,768

There were no outstanding borrowings by the Portfolios under this line of credit at November 30, 2006.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings under this line of credit by the Portfolios were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Large Cap International Portfolio	5.99%	$877	2	—	$1,654
Emerging Markets Core Equity Portfolio	5.73%	2,904	7	$3	4,948

There were no outstanding borrowings by the Portfolios under this line of credit at November 30, 2006.

I. Securities Lending:

As of November 30, 2006, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio held cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending

133

agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to each Portfolios' investment policy, the cash collateral received by the Portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

At November 30, 2006, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Core Equity 1 Portfolio	3	82%
U.S. Core Equity 2 Portfolio	3	59%
DFA Real Estate Securities Portfolio	2	68%
Large Cap International Portfolio	2	66%
International Core Equity Portfolio	3	63%
Emerging Markets Core Equity Portfolio	2	64%
DFA Five-Year Global Fixed Income Portfolio	3	69%

134

  Report of Independent Registered Public Accounting Firm

To the Shareholders of the Portfolios, as defined, and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, Emerging Markets Core Equity Portfolio and DFA Five-Year Global Fixed Income Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") at November 30, 2006, the results of each of their operations for the year the ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

135

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.
PERFORMANCE CHART

Dimensional Emerging Markets Value Fund Inc. vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Emerging Markets Value Fund Inc.
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$60,000
$48,000
$36,000
$24,000
$12,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$52,579
$37,305
$23,493

Average Annual Total Return	One Year	Five Years	Ten Years
	42.14%	35.54%	18.05%

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

136

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,211.40	0.20%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.07	0.20%	$1.01

*   Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

137

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Emerging Markets Value Fund Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available, upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Other	Total
9.4%	5.3%	9.9%	20.9%	1.3%	13.4%	6.3%	24.4%	3.7%	4.4%	1.0%	100.0%

138

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS
November 30, 2006

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		$15,481,641	0.3%
BRAZIL — (8.1%)
COMMON STOCKS — (1.3%)
Arcelor Brasil SA	1,751,487	32,360,037	0.7%
Companhia Siderurgica Nacional SA	931,400	27,834,448	0.6%
Other Securities		5,715,465	0.1%
TOTAL COMMON STOCKS		65,909,950	1.4%
PREFERRED STOCKS — (6.8%)
Gerdau SA	1,222,542	19,255,742	0.4%
Investimentos Itau SA	5,388,166	25,012,041	0.5%
Metalurgica Gerdau SA	2,172,300	41,790,437	0.9%
Suzano Papel e Celullose SA	1,940,639	18,527,948	0.4%
Unibanco-Uniao de Bancos Brasileiros SA ADR	201,400	17,052,538	0.4%
Usinas Siderurgicas de Minas Gerais SA Series A	2,060,025	69,603,154	1.4%
Votorantim Celulose e Papel SA ADR	1,087,500	21,641,250	0.4%
Other Securities		135,094,978	2.8%
TOTAL PREFERRED STOCKS		347,978,088	7.2%
TOTAL — BRAZIL		413,888,038	8.6%
CHILE — (2.7%)
COMMON STOCKS — (2.7%)
Empresas CMPC SA	566,845	19,446,075	0.4%
Enersis SA ADR	2,830,955	43,058,826	0.9%
Other Securities		74,406,259	1.5%
TOTAL COMMON STOCKS		136,911,160	2.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		31,295	0.0%
TOTAL — CHILE		136,942,455	2.8%
CZECH REPUBLIC — (2.8%)
COMMON STOCKS — (2.8%)
CEZ A.S.	2,744,208	122,023,038	2.5%
Telefonica 02 Czech Republic A.S.	937,593	21,065,211	0.5%
Other Securities		223,225	0.0%
TOTAL — CZECH REPUBLIC		143,311,474	3.0%
HUNGARY — (2.9%)
COMMON STOCKS — (2.9%)
MOL Hungarian Oil & Gas NYRT	927,139	104,189,132	2.2%
Other Securities		45,485,783	0.9%
TOTAL — HUNGARY		149,674,915	3.1%
INDIA — (11.5%)
COMMON STOCKS — (11.5%)
Reliance Communications, Ltd.	6,786,159	64,981,072	1.4%
Reliance Industries, Ltd.	6,886,159	191,244,669	4.0%
Tata Steel, Ltd.	1,899,526	19,833,436	0.4%
Other Securities		306,594,949	6.2%
TOTAL COMMON STOCKS		582,654,126	12.0%
PREFERRED STOCKS — (0.0%)
Other Securities		52,684	0.0%

139

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

CONTINUED

	Shares	Value††	Percentage of Net Assets**
RIGHTS/WARRANTS — (0.0%)
Other Securities		$13,184	0.0%
TOTAL — INDIA		582,719,994	12.0%
INDONESIA — (2.8%)
COMMON STOCKS — (2.8%)
PT International Nickel Indonesia Tbk	7,522,000	22,538,952	0.5%
PT Semen Gresik Tbk	8,421,591	29,351,977	0.6%
Other Securities		91,049,200	1.9%
TOTAL — INDONESIA		142,940,129	3.0%
ISRAEL — (3.8%)
COMMON STOCKS — (3.8%)
Bank Hapoalim B.M.	10,247,789	49,472,624	1.0%
Bank Leumi Le-Israel	11,903,994	47,960,482	1.0%
Other Securities		95,792,953	2.0%
TOTAL — ISRAEL		193,226,059	4.0%
MALAYSIA — (5.4%)
COMMON STOCKS — (5.4%)
AMMB Holdings Berhad	19,012,144	17,704,567	0.4%
Other Securities		257,642,929	5.3%
TOTAL COMMON STOCKS		275,347,496	5.7%
PREFERRED STOCKS — (0.0%)
Other Securities		132,867	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		15,034	0.0%
TOTAL — MALAYSIA		275,495,397	5.7%
MEXICO — (7.2%)
COMMON STOCKS — (7.2%)
Alfa S.A. de C.V. Series A	5,592,464	33,197,554	0.7%
Cemex S.A.B. de C.V. ADR	1,360,000	44,254,400	0.9%
# Grupo Carso S.A. de C.V. Series A-1	13,173,051	44,975,182	0.9%
Grupo Mexico S.A.B. de C.V. Series B	21,343,635	77,146,137	1.6%
* Industrias S.A. de C.V. Series B	4,169,552	18,904,884	0.4%
Organizacion Soriana S.A. de C.V. Series B	5,249,700	33,122,493	0.7%
Other Securities		115,194,835	2.4%
TOTAL COMMON STOCKS		366,795,485	7.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		8,162	0.0%
TOTAL — MEXICO		366,803,647	7.6%
PHILIPPINES — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		57,052,333	1.2%
POLAND — (4.0%)
COMMON STOCKS — (4.0%)
Bank Millennium SA	6,521,691	17,534,805	0.4%
Polski Koncern Naftowy Orlen SA	5,032,078	90,774,400	1.9%
Other Securities		94,786,462	1.9%
TOTAL — POLAND		203,095,667	4.2%
SOUTH AFRICA — (11.5%)
COMMON STOCKS — (11.5%)
ABSA Group, Ltd.	2,353,362	37,001,762	0.8%
Barloworld, Ltd.	2,024,614	41,673,403	0.9%
* Harmony Gold Mining Co., Ltd.	3,183,494	53,932,457	1.1%

140

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

CONTINUED

			Shares	Value††	Percentage of Net Assets**
Investec, Ltd.			1,642,445	$18,938,666	0.4%
Mittal Steel South Africa, Ltd.			2,653,358	33,850,195	0.7%
Nedbank Group, Ltd.			2,065,065	36,122,407	0.7%
Sanlam, Ltd.			23,264,312	57,877,267	1.2%
Sappi, Ltd.			1,311,653	21,150,154	0.4%
Steinhoff International Holdings, Ltd.			6,260,565	19,224,101	0.4%
Telkom South Africa, Ltd.			1,022,486	19,224,935	0.4%
Other Securities				247,813,633	5.1%
TOTAL — SOUTH AFRICA				586,808,980	12.1%
SOUTH KOREA — (11.6%)
COMMON STOCKS — (11.6%)
Hyundai Motor Co., Ltd.			526,760	39,836,066	0.8%
LG Electronics, Inc.			325,770	19,458,857	0.4%
# POSCO Sponsored ADR			950,211	74,933,639	1.6%
SK	Co	rp., Ltd.	361,340	26,567,286	0.6%
Other Securities				429,480,193	8.8%
TOTAL — SOUTH KOREA				590,276,041	12.2%
TAIWAN — (12.2%)
COMMON STOCKS — (12.2%)
China Development Financial Holding Corp.			49,184,870	21,896,278	0.5%
Chinatrust Financial Holdings Co., Ltd.			25,190,809	21,496,369	0.5%
Mega Financial Holding Co., Ltd.			42,101,000	31,956,509	0.7%
United Microelectronics Corp.			70,360,474	46,217,115	1.0%
Other Securities				497,771,769	10.1%
TOTAL COMMON STOCKS				619,338,040	12.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities				184,166	0.0%
TOTAL — TAIWAN				619,522,206	12.8%
THAILAND — (3.3%)
COMMON STOCKS — (3.3%)
Bangkok Bank Public Co., Ltd. (Foreign)			5,539,200	20,215,495	0.4%
Other Securities				148,326,831	3.1%
TOTAL COMMON STOCKS				168,542,326	3.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities				93,973	0.0%
TOTAL — THAILAND				168,636,299	3.5%
TURKEY — (3.3%)
COMMON STOCKS — (3.3%)
Akbank T.A.S.			3,220,238	18,032,775	0.4%
Other Securities				151,176,994	3.1%
TOTAL — TURKEY				169,209,769	3.5%
			Face Amount	Value†
			(000)
TEMPORARY CASH INVESTMENTS — (5.5%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $193,913,417 FHLMC, rates ranging from 5.500% to 6.000%, maturities ranging from 11/01/20 to 06/15/32 & FNMA, rates ranging from 6.000% to 6.500%, maturities ranging from 10/01/26 to 11/01/36, valued at $189,008,955) to be repurchased at $185,330,185			$185,303	185,302,853	3.8%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $41,859,256 FNMA 5.500%, 08/01/24 & 6.500%, 09/01/36, valued at $36,611,438) to be repurchased at $35,898,699			35,893	35,893,405	0.7%

141

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $59,565,000 FNMA 5.000%, 03/01/19 & 03/01/34, valued at $36,992,653) to be repurchased at $36,272,572	$36,267	$36,267,213	0.8%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $21,201,000 FHLMC 5.82%, 06/01/36, valued at $20,596,888) to be repurchased at $20,294,925	20,292	20,292,000	0.4%
TOTAL TEMPORARY CASH INVESTMENTS		277,755,471	5.7%
TOTAL INVESTMENTS—(100.0%) (Cost $3,355,099,123)		$5,092,840,515	105.3%

See accompanying Notes to Financial Statements.
142

  DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $210,860 of securities on loan)	$4,815,085
Temporary Cash Investments at Value	277,755
Foreign Currencies at Value	1,589
Cash	10
Receivables:
Investment Securities Sold	81
Dividends and Interest	7,941
Fund Shares Sold	20,179
Securities Lending	321
Prepaid Expenses and Other Assets	31
Total Assets	5,122,992
LIABILITIES:
Payables:
Upon Return of Securities Loaned	257,463
Investment Securities Purchased	17,920
Due to Advisor	383
Deferred Thailand Capital Gains Tax	8,771
Deferred Chilean Repatriation Tax	14
Accrued Expenses and Other Liabilities	529
Total Liabilities	285,080
NET ASSETS	$4,837,912
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	103,821,787
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$46.60
Investments at Cost	$3,077,344
Temporary Cash Investments at Cost	$277,755
Foreign Currencies at Cost	$1,561
NET ASSETS CONSIST OF:
Paid-In Capital	$2,919,151
Accumulated Net Investment Income (Loss)	3,675
Accumulated Net Realized Gain (Loss) of Investment Securities	188,252
Accumulated Net Realized Foreign Exchange Gain (Loss)	(2,472)
Deferred Thailand Capital Gains Tax	(8,771)
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	1,737,769
Unrealized Net Foreign Exchange Gain (Loss)	308
NET ASSETS	$4,837,912
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
143

  DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $9,992)	$92,749
Interest	1,145
Income from Securities Lending	822
Total Investment Income	94,716
Expenses
Investment Advisory Services Fees	3,397
Accounting & Transfer Agent Fees	359
Custodian Fees	3,322
Legal Fees	33
Audit Fees	49
Shareholders' Reports	62
Directors'/Trustees' Fees & Expenses	44
Other	131
Total Expenses	7,397
Net Investment Income (Loss)	87,319
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	191,697
Net Realized Gain (Loss) on Foreign Currency Transactions	(2,472)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	926,842
Translation of Foreign Currency Denominated Amounts	281
Deferred Thailand Capital Gains Tax	(4,652)
Net Realized and Unrealized Gain (Loss)	1,111,696
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,199,015

See accompanying Notes to Financial Statements.
144

  DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$87,319	$58,055
Net Realized Gain (Loss) on Investment Securities Sold	191,697	59,058
Net Realized Gain (Loss) on Foreign Currency Transactions	(2,472)	(3,127)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	926,842	375,233
Translation of Foreign Currency Denominated Amounts	281	5
Deferred Thailand Capital Gains Tax	(4,652)	249
Net Increase (Decrease) in Net Assets Resulting from Operations	1,199,015	489,473
Distributions From:
Net Investment Income	(89,423)	(51,518)
Net Short-Term Gains	(5,458)	(1,386)
Net Long-Term Gains	(53,393)	(24,479)
Total Distributions	(148,274)	(77,383)
Capital Share Transactions (1):
Shares Issued	1,397,138	847,065
Shares Issued in Lieu of Cash Distributions	129,459	67,397
Shares Redeemed	(156,490)	(82,438)
Net Increase (Decrease) from Capital Share Transactions	1,370,107	832,024
Total Increase (Decrease) in Net Assets	2,420,848	1,244,114
Net Assets
Beginning of Period	2,417,064	1,172,950
End of Period	$4,837,912	$2,417,064
(1) Shares Issued and Redeemed:
Shares Issued	34,302	27,817
Shares Issued in Lieu of Cash Distributions	3,503	2,289
Shares Redeemed	(4,043)	(2,587)
	33,762	27,519
Accumulated Net Investment Income (Loss)	$3,675	$5,573

See accompanying Notes to Financial Statements.
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  DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$34.50	$27.57	$19.25	$12.81	$12.28
Income from Investment Operations
Net Investment Income (Loss)	1.03	(A)	0.99	(A)	0.52	0.33	0.23
Net Gains (Losses) on Securities (Realized and Unrealized)	12.95	7.42	8.42	6.45	0.83
Total from Investment Operations	13.98	8.41	8.94	6.78	1.06
Less Distributions
Net Investment Income	(1.04)	(0.88)	(0.41)	(0.34)	(0.32)
Net Realized Gains	(0.84)	(0.60)	(0.21)	—	(0.21)
Total Distributions	(1.88)	(1.48)	(0.62)	(0.34)	(0.53)
Net Asset Value, End of Period	$46.60	$34.50	$27.57	$19.25	$12.81
Total Return	42.14%	31.60%	47.38%	53.30%	8.79%
Net Assets, End of Period (thousands)	$4,837,912	$2,417,064	$1,172,950	$617,723	$345,597
Ratio of Expenses to Average Net Assets	0.22%	0.29%	0.34%	0.42%	0.40%
Ratio of Net Investment Income to Average Net Assets	2.57%	3.23%	2.33%	2.39%	1.67%
Portfolio Turnover Rate	9%	7%	8%	10%	15%

See accompanying Notes to Financial Statements.
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  DIMENSIONAL EMERGING MARKETS VALUE FUND INC.
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Emerging Markets Value Fund Inc. (the "Fund") was organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended. Effective November 21, 1997, the Fund was reorganized as an open-end management investment company.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Fund (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Fund that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Fund values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Fund will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund prices its shares at the close of the NYSE, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

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2.  Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $62 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis.

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund's investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned.

The Fund's investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities. The Fund is also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

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5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not been determined. The Fund will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Fund. For the year ended November 30, 2006, the Fund's advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $6 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Fund made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,594,339
Sales	315,601

E.  Federal Income Taxes:

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from these amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net

149

realized gains on securities considered to be "passive foreign investment companies" were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share. (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$206	$(206)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Gains	Long-Term Capital Gain	Total
2005	$52,904	$24,479	$77,383
2006	94,881	53,393	148,274

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Net Realized Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$11,243	$183,833	$195,076

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Fund had no capital loss carryforwards available to offset future realized capital gains.

Some of the Fund's investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At November 30, 2006, the Fund had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies (in thousands), of $2,069 and $2,932, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,360,658	$1,809,986	$(77,804)	$1,732,182

F.  Financial Instruments:

In accordance with the Fund's investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and

150

concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Fund may purchase money market instruments from financial institutions, such as banks and non-bank dealers, subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

G.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. There were no borrowings by the Fund under this line of credit during the year ended November 30, 2006.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings by the Fund under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
5.43%	$4,955	15	$11	$16,868

There were no outstanding borrowings by the Fund under this line of credit at November 30, 2006.

H.  Securities Lending:

As of November 30, 2006, the Fund had securities on loan to brokers/dealers, for which the Fund held cash collateral. The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the

151

collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities.

Subject to the Fund's investment policy, the cash collateral received by the Fund from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

152

  Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Dimensional Emerging Markets Value Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dimensional Emerging Markets Value Fund Inc. (the "Fund") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

See accompanying Notes to Financial Statements.
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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

154

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

155

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

156

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

157

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

158

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

159

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

160

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust and the Funds use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

161

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have a November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year December 1, 2005 to November 30, 2006, each fund is designating the following items with regard to distributions paid during the fiscal year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Qualified Interest Income(5)	Qualified Short-Term Capital Gain(6)
Global Equity Portfolio
Class R Shares	40.19%	0.03%	59.78%	—	100.00%	51.40%	75.35%	—	—	3.92%	11.16%
Institutional Class Shares	40.19%	0.03%	59.78%	—	100.00%	51.40%	75.35%	—	—	3.92%	11.16%
Global 60/40 Portfolio
Class R Shares	51.01%	0.03%	48.96%	—	100.00%	31.56%	44.50%	—	—	33.54%	6.92%
Institutional Class Shares	51.01%	0.03%	48.96%	—	100.00%	31.56%	44.50%	—	—	33.54%	6.92%
Global 25/75 Portfolio
Class R Shares	65.32%	0.08%	34.60%	—	100.00%	12.66%	16.38%	—	—	57.88%	8.39%
Institutional Class Shares	65.32%	0.08%	34.60%	—	100.00%	12.66%	16.38%	—	—	57.88%	8.39%
The DFA Investment Trust Company
The U.S. Large Cap Value Series	38.92%	4.32%	56.76%	—	100.00%	89.95%	74.42%	—	—	2.67%	9.79%
The U.S. Small Cap Series	16.54%	15.27%	68.19%	—	100.00%	38.53%	35.42%	—	—	1.38%	50.37%
The DFA International Value Series	61.48%	3.46%	35.06%	—	100.00%	—	55.02%	—	4.36%	0.77%	6.94%
The DFA Two-Year Global Fixed Income Series	100.00%	—	—	—	100.00%	—	—	25.69%	—	100.00%	—
DFA Investment Dimension Group Inc.
U.S. Core Equity 1 Portfolio	99.78%	0.22%	—	—	100.00%	100.00%	87.63%	—	—	3.65%	9.61%
U.S. Core Equity 2 Portfolio	99.79%	0.21%	—	—	100.00%	88.71%	82.51%	—	—	4.91%	16.47%
DFA Real Estate Securities Portfolio	69.86%	2.07%	28.07%	—	100.00%	—	—	—	—	1.10%	4.06%
Large Cap International Portfolio	100.00%	—	—	—	100.00%	—	66.47%	—	7.21%	0.82%	—
Emerging Markets Core Equity Portfolio	97.32%	1.79%	0.89%	—	100.00%	—	67.05%	—	15.53%	2.94%	20.23%
DFA Five Year Global Fixed Income Portfolio	91.92%	—	—	8.08%	100.00%	—	—	11.63%	—	19.81%	—
Dimensional Emerging Markets Value Fund Inc.
Dimensional Emerging Markets Value Fund Inc.	60.31%	3.68%	36.01%	—	100.00%	—	65.79%	—	10.53%	1.13%	8.40%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of net investment income and short-term capital gain distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of net investment income and short-term capital gain).

(5)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

(6)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004.The information is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

162

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DFA113006-012A

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Cap Value Portfolio II

Annual Report

Year Ended November 30, 2006

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ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
i

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DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

U.S. Large Cap Value Portfolio II vs. Russell 1000 Value Index
November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Large Cap Value Portfolio II
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
$29,964
$27,408
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	18.16%	12.57%	11.61%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006—the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

2

U.S. Large Cap Value Portfolio II

The U.S. Large Cap Value Portfolio II seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 210 stocks as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 20.28% for the Russell 1000 Value Index® and 18.16% for the U.S. Large Cap Value II Portfolio. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio. The Portfolio underperformed the Index by approximately 4 percentage points in July 2006, the month following the Russell 1000 Value Index® reconstitution. Stocks falling in the top decile when ranked by book-to-market ratio which includes the Portfolio's buy range underperformed other stocks in the Russell 1000 Value Index® outside the buy range. The lack of REIT securities in the Portfolio also contributed to lower performance.

3

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FHLB  Federal Home Loan Bank

FNMA  Federal National Mortgage Association

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,100.10	0.16%	$0.84
Hypothetical 5% Annual Return	$1,000.00	$1,024.27	0.16%	$0.81

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO II

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (21,029,667 Shares, Cost $370,607) at Value†	$492,935
Receivable for Fund Shares Sold	23
Prepaid Expenses and Other Assets	12
Total Assets	492,970
LIABILITIES:
Payables:
Investment Securities Purchased	23
Due to Advisor	4
Accrued Expenses and Other Liabilities	27
Total Liabilities	54
NET ASSETS	$492,916
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	20,713,220
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.80
NET ASSETS CONSIST OF:
Paid-In Capital	$366,091
Accumulated Net Investment Income (Loss)	2,118
Accumulated Net Realized Gain (Loss) of Investment Securities	2,379
Unrealized Appreciation (Depreciation) of Investment Securities	122,328
NET ASSETS	$492,916
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO II

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$7,331
Expenses
Administrative Services Fees	41
Accounting & Transfer Agent Fees	18
Legal Fees	7
Audit Fees	2
Filing Fees	29
Shareholders' Reports	46
Directors'/Trustees' Fees & Expenses	6
Other	3
Total Expenses	152
Net Investment Income (Loss)	7,179
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	12,133
Net Realized Gain (Loss) on Investment Securities Sold	(472)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	50,597
Net Realized and Unrealized Gain (Loss)	62,258
Net Increase (Decrease) in Net Assets Resulting from Operations	$69,437

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO II

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$7,179	$4,308
Capital Gain Distributions Received from Affiliated Investment Company	12,133	204
Net Realized Gain (Loss) on Investment Securities Sold	(472)	(246)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	50,597	32,858
Net Increase (Decrease) in Net Assets Resulting from Operations	69,437	37,124
Distributions From:
Net Investment Income	(6,402)	(2,965)
Net Short-Term Gains	(858)	—
Total Distributions	(7,260)	(2,965)
Capital Share Transactions (1):
Shares Issued	114,342	122,842
Shares Issued in Lieu of Cash Distributions	7,260	2,965
Shares Redeemed	(36,034)	(10,770)
Net Increase (Decrease) from Capital Share Transactions	85,568	115,037
Total Increase (Decrease) in Net Assets	147,745	149,196
Net Assets
Beginning of Period	345,171	195,975
End of Period	$492,916	$345,171
(1) Shares Issued and Redeemed:
Shares Issued	5,235	6,398
Shares Issued in Lieu of Cash Distributions	346	155
Shares Redeemed	(1,677)	(556)
	3,904	5,997
Accumulated Net Investment Income (Loss)	$2,118	$1,341

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO II

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$20.53	$18.13	$15.19	$12.82	$15.05
Income from Investment Operations
Net Investment Income (Loss)	0.38	(A)	0.30	0.16	0.18	0.18
Net Gains (Losses) on Securities (Realized and Unrealized)	3.29	2.32	3.09	2.38	(1.42)
Total from Investment Operations	3.67	2.62	3.25	2.56	(1.24)
Less Distributions
Net Investment Income	(0.35)	(0.22)	(0.31)	(0.19)	(0.21)
Net Realized Gains	(0.05)	—	—	—	(0.78)
Total Distributions	(0.40)	(0.22)	(0.31)	(0.19)	(0.99)
Net Asset Value, End of Period	$23.80	$20.53	$18.13	$15.19	$12.82
Total Return	18.16%	14.57%	21.66%	20.26%	(8.76)%
Net Assets, End of Period (thousands)	$492,916	$345,171	$195,975	$103,421	$69,848
Ratio of Expenses to Average Net Assets (B)	0.16%	0.18%	0.21%	0.22%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.60%	0.98%	1.56%	1.30%

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  U.S. LARGE CAP VALUE PORTFOLIO II
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which U.S. Large Cap Value Portfolio II (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 6% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at its respective daily net asset value.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expense and Other Liabilities in the amount of $8 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

11

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Pursuant to a Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has contractually agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Series) to the extent necessary to limit the annualized expenses of the Portfolio to not more than 0.75% of its average daily net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than 0.75% of its average daily net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed 0.75% of its average daily net assets. The Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months before the date of such recovery. The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2006 to April 1, 2007, and shall continue in effect from year to year thereafter unless terminated by the Fund or Advisor. At November 30, 2006, there were no previously waived fees subject to recovery to the Advisor.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

12

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. As of November 30, 2006, there were no permanent differences in the Portfolio.

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Gains	Total
2005	$2,965	—	$2,965
2006	7,260	__	7,260

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$2,127	$10,346	$12,473

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had no capital loss carryforwards available to offset future realized gains.

  During the year ended November 30, 2006, the Portfolio utilized capital loss carryforwards to offset realized capital gains of $971 (in thousands).

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$378,574	$122,328	$(7,967)	$114,361

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no

13

borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of the duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

On November 30, 2006, one shareholder held 100% of the outstanding shares of the Portfolio.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Cap Value Portfolio and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Cap Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The U.S. Large Cap Value Series vs. Russell 1000 Value Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Cap Value Series
Russell 1000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$30,424
$27,408

Average Annual Total Return	One Year	Five Years	Ten Years
	18.16%	12.63%	11.77%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,100.10	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

17

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  DISCLOSURE OF PORTFOLIO HOLDINGS
  (Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Other	Total
24.2%	5.0%	9.0%	31.5%	1.8%	12.8%	5.4%	4.0%	6.2%	0.1%	100.0%

18

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
CBS Corp. Class B	5,526,406	$164,410,578	1.9%
Clear Channel Communications, Inc.	1,942,666	68,304,137	0.8%
#* Comcast Corp. Class A	7,694,495	311,319,268	3.5%
Federated Department Stores, Inc.	1,514,630	63,750,777	0.7%
# Ford Motor Co.	9,707,400	78,921,162	0.9%
# General Motors Corp.	4,355,200	127,302,496	1.4%
#* IAC/InterActiveCorp	2,076,951	75,787,942	0.9%
* Liberty Media Holding Corp. Capital Class A	960,679	84,462,898	1.0%
* Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188	1.0%
# Time Warner, Inc.	18,098,380	364,501,373	4.1%
# Tribune Co.	1,892,955	60,195,969	0.7%
#* Viacom, Inc. Class B	3,132,050	117,483,195	1.3%
Other Securities		525,648,272	5.9%
Total Consumer Discretionary		2,133,622,255	24.1%
Consumer Staples — (4.2%)
Archer-Daniels-Midland Co.	2,298,560	80,679,456	0.9%
# Coca-Cola Enterprises, Inc.	3,591,772	73,451,737	0.8%
# Kraft Foods, Inc.	3,003,000	105,255,150	1.2%
Other Securities		178,259,423	2.0%
Total Consumer Staples		437,645,766	4.9%
Energy — (7.6%)
Anadarko Petroleum Corp.	3,531,056	174,292,924	2.0%
Apache Corp.	2,120,890	148,313,838	1.7%
# Chesapeake Energy Corp.	2,570,038	87,458,393	1.0%
# Hess Corp.	1,777,596	89,359,751	1.0%
Marathon Oil Corp.	753,902	71,153,271	0.8%
Other Securities		221,329,250	2.4%
Total Energy		791,907,427	8.9%
Financials — (26.2%)
# Allstate Corp.	1,791,600	113,730,768	1.3%
AMBAC Financial Group, Inc.	707,295	60,572,744	0.7%
# Bear Stearns Companies, Inc.	373,770	56,992,450	0.6%
Cincinnati Financial Corp.	1,347,289	59,657,957	0.7%
CIT Group, Inc.	1,345,312	69,969,677	0.8%
#* CNA Financial Corp.	1,903,682	73,291,757	0.8%
Countrywide Financial Corp.	4,574,013	181,679,796	2.1%
Hartford Financial Services Group, Inc.	1,173,900	100,673,664	1.1%
# JPMorgan Chase & Co.	2,244,400	103,870,832	1.2%
Lincoln National Corp.	839,526	53,385,458	0.6%
Loews Corp.	3,810,402	152,111,248	1.7%
# MBIA, Inc.	1,035,550	72,126,057	0.8%
# MetLife, Inc.	5,456,798	320,477,747	3.6%
North Fork Bancorporation, Inc.	2,564,611	71,988,631	0.8%
# Principal Financial Group, Inc.	1,210,200	69,889,050	0.8%
Prudential Financial, Inc.	1,887,800	153,817,944	1.7%
# The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341	3.1%
Other Securities		762,751,838	8.6%
Total Financials		2,748,342,959	31.0%

19

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (1.5%)
Total Health Care		$156,527,135	1.8%
Industrials — (10.8%)
Burlington Northern Santa Fe Corp.	2,217,073	166,635,207	1.9%
# CSX Corp.	3,357,304	120,392,921	1.3%
Norfolk Southern Corp.	3,179,102	156,570,773	1.8%
# Northrop Grumman Corp.	2,629,984	176,024,829	2.0%
Raytheon Co.	1,311,300	66,928,752	0.7%
Southwest Airlines Co.	5,171,620	81,246,150	0.9%
# Union Pacific Corp.	2,098,000	189,910,960	2.1%
Other Securities		171,615,550	2.0%
Total Industrials		1,129,325,142	12.7%
Information Technology — (4.5%)
* Computer Sciences Corp.	1,404,843	73,332,805	0.8%
Electronic Data Systems Corp.	2,006,400	54,453,696	0.6%
* Micron Technology, Inc.	3,962,557	57,853,332	0.7%
Other Securities		289,227,039	3.3%
Total Information Technology		474,866,872	5.4%
Materials — (3.4%)
Weyerhaeuser Co.	1,877,300	121,423,764	1.4%
Other Securities		230,986,061	2.6%
Total Materials		352,409,825	4.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		24,979,870	0.3%
Telecommunication Services — (5.2%)
# AT&T, Inc.	8,333,818	282,599,768	3.2%
Verizon Communications, Inc.	4,855,300	169,644,182	1.9%
Other Securities		96,677,061	1.1%
Total Telecommunication Services		548,921,011	6.2%
TOTAL COMMON STOCKS		8,798,548,262	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980	16.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,614,396,073)		$10,486,095,193	118.3%

See accompanying Notes to Financial Statements.
20

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $1,570,015 of securities on loan)	$8,798,548
Temporary Cash Investments at Value	1,687,547
Cash	6.460
Receivables:
Dividends and Interest	18,338
Fund Shares Sold	14,396
Securities Lending Income	257
Prepaid Expenses and Other Assets	3
Total Assets	10,525,549
LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,623,528
Investment Securities Purchased	30,687
Fund Shares Redeemed	33
Deferred Revenue	3,980
Due to Advisor	725
Accrued Expenses and Other Liabilities	290
Total Liabilities	1,659,243
NET ASSETS	$8,866,306
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	378,204,771
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.44
Investments at Cost	$6,926,849
Temporary Cash Investments at Cost	$1,687,547
NET ASSETS CONSIST OF:
Paid-In Capital	$6,515,417
Accumulated Net Investment Income (Loss)	1,485
Accumulated Net Realized Gain (Loss) of Investment Securities	477,705
Unrealized Appreciation (Depreciation) of Investment Securities	1,871,699
NET ASSETS	$8,866,306
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
21

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends	$121,542
Interest	4,025
Income from Securities Lending	2,231
Total Investment Income	127,798
Expenses
Investment Advisory Services Fees	7,124
Accounting & Transfer Agent Fees	720
Custodian Fees	200
Legal Fees	41
Audit Fees	92
Shareholders' Reports	57
Directors'/Trustees' Fees & Expenses	95
Other	96
Total Expenses	8,425
Net Investment Income (Loss)	119,373
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	477,934
Change in Unrealized Appreciation (Depreciation) of Investment Securities	631,814
Net Realized and Unrealized Gain (Loss)	1,109,748
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,229,121

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$119,373	$75,708
Net Realized Gain (Loss) on Investment Securities Sold	477,934	200,126
Change in Unrealized Appreciation (Depreciation) of Investment Securities	631,814	400,320
Net Increase (Decrease) in Net Assets Resulting from Operations	1,229,121	676,154
Distributions From:
Net Investment Income	(127,544)	(79,209)
Net Short-Term Gains	(14,160)	—
Net Long-Term Gains	(186,026)	(3,972)
Total Distributions	(327,730)	(83,181)
Capital Share Transactions (1):
Shares Issued	1,997,675	1,391,582
Shares Issued in Lieu of Cash Distributions	317,835	79,551
Shares Redeemed	(182,182)	(152,432)
Net Increase (Decrease) from Capital Share Transactions	2,133,328	1,318,701
Total Increase (Decrease) in Net Assets	3,034,719	1,911,674
Net Assets
Beginning of Period	5,831,587	3,919,913
End of Period	$8,866,306	$5,831,587
(1) Shares Issued and Redeemed:
Shares Issued	92,566	71,023
Shares Issued in Lieu of Cash Distributions	15,344	4,005
Shares Redeemed	(8,564)	(7,495)
	99,346	67,533
Accumulated Net Investment Income (Loss)	$1,485	$9,656

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$20.91	$18.55	$15.41	$13.01	$14.44
Income from Investment Operations
Net Investment Income (Loss)	0.36	(A)	0.29	0.23	0.21	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	3.27	2.41	3.09	2.41	(1.43)
Total from Investment Operations	3.63	2.70	3.32	2.62	(1.23)
Less Distributions
Net Investment Income	(0.38)	(0.32)	(0.18)	(0.22)	(0.20)
Net Realized Gains	(0.72)	(0.02)	—	—	—
Total Distributions	(1.10)	(0.34)	(0.18)	(0.22)	(0.20)
Net Asset Value, End of Period	$23.44	$20.91	$18.55	$15.41	$13.01
Total Return	18.16%	14.66%	21.68%	20.34%	(8.64)%
Net Assets, End of Period (thousands)	$8,866,306	$5,831,587	$3,919,913	$2,510,662	$1,737,809
Ratio of Expenses to Average Net Assets	0.12%	0.14%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.56%	1.41%	1.62%	1.49%
Portfolio Turnover Rate	13%	9%	7%	7%	9%

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY
  THE U.S. LARGE CAP VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one series, of which The U.S. Large Cap Value Series (the "Series") is presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $151 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital

25

gain distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

  Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$2,812,901
Sales	946,109

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles

26

generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. As of November 30, 2006, there were no permanent differences in the Series.

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$79,209	$3,972	$83,181
2006	141,704	186,026	327,730

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated (Losses)
$15,465	$463,876	$479,341

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Series had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$8,614,396	$2,092,494	$(220,795)	$1,871,699

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and the significant corresponding risk is described below:

Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under

27

the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit may be terminated by either party at any time. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentage and days) :

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
5.00%	$9,389	1	$1	$9,389

There were no outstanding borrowings by the Series under this line on credit at November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. There were no borrowings by the Series under the line of credit with the international custodian bank during the year ended November 30, 2006.

H.  Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Cap Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

29

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

30

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

31

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

32

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

33

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

34

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

35

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

36

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

37

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have a November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year December 1, 2005 to November 30, 2006, each Fund is designating the following items with regard to distributions paid during the fiscal year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distribution	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	Qualified Interest Income(3)	Qualified Short-Term Capital Gain(4)
U.S. Large Cap Value Portfolio II	100.00%	0.00%	0.00%	100.00%	91.59%	76.42%	3.18%	11.82%
The DFA Investment Trust Company
The U.S. Large Cap Value Series	38.92%	4.32%	56.76%	100.00%	89.95%	74.42%	2.67%	9.79%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

38

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DFA113006-009A

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Cap Value Portfolio III

Annual Report

Year Ended November 30, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

  ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
i

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DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

U.S. Large Cap Value Portfolio III vs. Russell 1000 Value Index

November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Cap Value Portfolio III
Russell 1000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$30,320
$27,408

Average Annual Total Return	One Year	Five Years	Ten Years
	18.10%	12.59%	11.73%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006—the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

2

U.S. Large Cap Value Portfolio III

The U.S. Large Cap Value Portfolio III seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 210 stocks as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 20.28% for the Russell 1000 Value Index® and 18.10% for the U.S. Large Cap Value Portfolio III. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio. The Portfolio underperformed the Index by approximately 4 percentage points in July 2006, the month following the Russell 1000 Value Index® reconstitution. Stocks falling in the top decile when ranked by book-to-market ratio which includes the Portfolio's buy range underperformed other stocks in the Russell 1000 Value Index® outside the buy range. The lack of REIT securities in the Portfolio also contributed to lower performance.

3

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FHLB  Federal Home Loan Bank

FNMA  Federal National Mortgage Association

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,100.00	0.14%	$0.74
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO III

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (66,065,370 Shares, Cost $1,044,200) at Value†	$1,548,572
Receivable for Fund Shares Sold	857
Prepaid Expenses and Other Assets	29
Total Assets	1,549,458
LIABILITIES:
Payables:
Investment Securities Purchased	149
Fund Shares Redeemed	708
Due to Advisor	13
Accrued Expenses and Other Liabilities	84
Total Liabilities	954
NET ASSETS	$1,548,504
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	79,203,092
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.55
NET ASSETS CONSIST OF:
Paid-In Capital	$1,013,791
Accumulated Net Investment Income (Loss)	6,053
Accumulated Net Realized Gain (Loss) of Investment Securities	24,288
Unrealized Appreciation Depreciation of Investment Securities	504,372
NET ASSETS	$1,548,504
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO III

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$23,382
Expenses
Administrative Services Fees	132
Accounting & Transfer Agent Fees	31
Legal Fees	20
Audit Fees	2
Filing Fees	59
Shareholders' Reports	70
Directors'/Trustees' Fees & Expenses	18
Other	7
Total Expenses	339
Net Investment Income (Loss)	23,043
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	38,894
Net Realized Gain (Loss) on Investment Securities Sold	(343)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	162,996
Net Realized and Unrealized Gain (Loss)	201,547
Net Increase (Decrease) in Net Assets Resulting from Operations	$224,590

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO III

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$23,043	$15,563
Capital Gain Distributions Received from Affiliated Investment Company	38,894	834
Net Realized Gain (Loss) on Investment Securities Sold	(343)	(100)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	162,996	117,974
Net Increase (Decrease) in Net Assets Resulting from Operations	224,590	134,271
Distributions From:
Net Investment Income	(20,907)	(11,048)
Net Short-Term Gains	(2,751)	(56)
Net Long-Term Gains	(802)	—
Total Distributions	(24,460)	(11,104)
Capital Share Transactions (1):
Shares Issued	316,260	251,090
Shares Issued in Lieu of Cash Distributions	24,460	11,104
Shares Redeemed	(114,928)	(83,973)
Net Increase (Decrease) from Capital Share Transactions	225,792	178,221
Total Increase (Decrease) in Net Assets	425,922	301,388
Net Assets
Beginning of Period	1,122,582	821,194
End of Period	$1,548,504	$1,122,582
(1) Shares Issued and Redeemed:
Shares Issued	17,724	15,999
Shares Issued in Lieu of Cash Distributions	1,421	707
Shares Redeemed	(6,419)	(5,322)
	12,726	11,384
Accumulated Net Investment Income (Loss)	$6,053	$4,460

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO III

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.89	$14.91	$12.50	$10.55	$13.02
Income from Investment Operations
Net Investment Income (Loss)	0.31	(A)	0.25	0.14	0.16	0.13
Net Gains (Losses) on Securities (Realized and Unrealized)	2.69	1.91	2.54	1.94	(1.14)
Total from Investment Operations	3.00	2.16	2.68	2.10	(1.01)
Less Distributions
Net Investment Income	(0.29)	(0.18)	(0.27)	(0.15)	(0.19)
Net Realized Gains	(0.05)	—	—	—	(1.27)
Total Distributions	(0.34)	(0.18)	(0.27)	(0.15)	(1.46)
Net Asset Value, End of Period	$19.55	$16.89	$14.91	$12.50	$10.55
Total Return	18.10%	14.62%	21.72%	20.23%	(8.66)%
Net Assets, End of Period (thousands)	$1,548,504	$1,122,582	$821,194	$545,795	$378,745
Ratio of Expenses to Average Net Assets (B)	0.14%	0.17%	0.19%	0.18%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.75%	1.60%	1.02%	1.58%	1.40%

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  U.S. LARGE CAP VALUE PORTFOLIO III
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which U.S. Large Cap Value Portfolio III (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 18% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at its respective daily net asset value.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $29 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

11

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share. (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$1,304	$(543)	$(761)

The following net investment income and short-term capital gain and long-term capital gain distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

Net Investment Income And Short-Term Capital Gains	Long-Term Capital Gains	Total
$547	$757	$1,304

12

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$11,104	—	$11,104
2006	24,206	$1,558	25,764

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$6,275	$35,235	$41,510

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,055,340	$504,372	$(11,140)	$493,232

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

At November 30, 2006, two shareholders held approximately 83% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

13

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Cap Value Portfolio III and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Cap Value Portfolio III (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

14

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

15

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,100.10	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

16

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  DISCLOSURE OF PORTFOLIO HOLDINGS
  (Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Other	Total
24.2%	5.0%	9.0%	31.5%	1.8%	12.8%	5.4%	4.0%	6.2%	0.1%	100.0%

17

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
CBS Corp. Class B	5,526,406	$164,410,578	1.9%
Clear Channel Communications, Inc.	1,942,666	68,304,137	0.8%
#* Comcast Corp. Class A	7,694,495	311,319,268	3.5%
Federated Department Stores, Inc.	1,514,630	63,750,777	0.7%
# Ford Motor Co.	9,707,400	78,921,162	0.9%
# General Motors Corp.	4,355,200	127,302,496	1.4%
#* IAC/InterActiveCorp	2,076,951	75,787,942	0.9%
* Liberty Media Holding Corp. Capital Class A	960,679	84,462,898	1.0%
* Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188	1.0%
# Time Warner, Inc.	18,098,380	364,501,373	4.1%
# Tribune Co.	1,892,955	60,195,969	0.7%
#* Viacom, Inc. Class B	3,132,050	117,483,195	1.3%
Other Securities		525,648,272	5.9%
Total Consumer Discretionary		2,133,622,255	24.1%
Consumer Staples — (4.2%)
Archer-Daniels-Midland Co.	2,298,560	80,679,456	0.9%
# Coca-Cola Enterprises, Inc.	3,591,772	73,451,737	0.8%
# Kraft Foods, Inc.	3,003,000	105,255,150	1.2%
Other Securities		178,259,423	2.0%
Total Consumer Staples		437,645,766	4.9%
Energy — (7.6%)
Anadarko Petroleum Corp.	3,531,056	174,292,924	2.0%
Apache Corp.	2,120,890	148,313,838	1.7%
# Chesapeake Energy Corp.	2,570,038	87,458,393	1.0%
# Hess Corp.	1,777,596	89,359,751	1.0%
Marathon Oil Corp.	753,902	71,153,271	0.8%
Other Securities		221,329,250	2.4%
Total Energy		791,907,427	8.9%
Financials — (26.2%)
# Allstate Corp.	1,791,600	113,730,768	1.3%
AMBAC Financial Group, Inc.	707,295	60,572,744	0.7%
# Bear Stearns Companies, Inc.	373,770	56,992,450	0.6%
Cincinnati Financial Corp.	1,347,289	59,657,957	0.7%
CIT Group, Inc.	1,345,312	69,969,677	0.8%
#* CNA Financial Corp.	1,903,682	73,291,757	0.8%
Countrywide Financial Corp.	4,574,013	181,679,796	2.1%
Hartford Financial Services Group, Inc.	1,173,900	100,673,664	1.1%
# JPMorgan Chase & Co.	2,244,400	103,870,832	1.2%
Lincoln National Corp.	839,526	53,385,458	0.6%
Loews Corp.	3,810,402	152,111,248	1.7%
# MBIA, Inc.	1,035,550	72,126,057	0.8%
# MetLife, Inc.	5,456,798	320,477,747	3.6%
North Fork Bancorporation, Inc.	2,564,611	71,988,631	0.8%
# Principal Financial Group, Inc.	1,210,200	69,889,050	0.8%
Prudential Financial, Inc.	1,887,800	153,817,944	1.7%
# The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341	3.1%
Other Securities		762,751,838	8.6%
Total Financials		2,748,342,959	31.0%

18

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (1.5%)
Total Health Care		$156,527,135	1.8%
Industrials — (10.8%)
Burlington Northern Santa Fe Corp.	2,217,073	166,635,207	1.9%
# CSX Corp.	3,357,304	120,392,921	1.3%
Norfolk Southern Corp.	3,179,102	156,570,773	1.8%
# Northrop Grumman Corp.	2,629,984	176,024,829	2.0%
Raytheon Co.	1,311,300	66,928,752	0.7%
Southwest Airlines Co.	5,171,620	81,246,150	0.9%
# Union Pacific Corp.	2,098,000	189,910,960	2.1%
Other Securities		171,615,550	2.0%
Total Industrials		1,129,325,142	12.7%
Information Technology — (4.5%)
* Computer Sciences Corp.	1,404,843	73,332,805	0.8%
Electronic Data Systems Corp.	2,006,400	54,453,696	0.6%
* Micron Technology, Inc.	3,962,557	57,853,332	0.7%
Other Securities		289,227,039	3.3%
Total Information Technology		474,866,872	5.4%
Materials — (3.4%)
Weyerhaeuser Co.	1,877,300	121,423,764	1.4%
Other Securities		230,986,061	2.6%
Total Materials		352,409,825	4.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		24,979,870	0.3%
Telecommunication Services — (5.2%)
# AT&T, Inc.	8,333,818	282,599,768	3.2%
Verizon Communications, Inc.	4,855,300	169,644,182	1.9%
Other Securities		96,677,061	1.1%
Total Telecommunication Services		548,921,011	6.2%
TOTAL COMMON STOCKS		8,798,548,262	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980	16.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,614,396,073)		$10,486,095,193	118.3%

See accompanying Notes to Financial Statements.
19

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $1,570,015 of securities on loan)	$8,798,548
Temporary Cash Investments at Value	1,687,547
Cash	6.460
Receivables:
Dividends and Interest	18,338
Fund Shares Sold	14,396
Securities Lending Income	257
Prepaid Expenses and Other Assets	3
Total Assets	10,525,549
LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,623,528
Investment Securities Purchased	30,687
Fund Shares Redeemed	33
Deferred Revenue	3,980
Due to Advisor	725
Accrued Expenses and Other Liabilities	290
Total Liabilities	1,659,243
NET ASSETS	$8,866,306
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	378,204,771
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.44
Investments at Cost	$6,926,849
Temporary Cash Investments at Cost	$1,687,547
NET ASSETS CONSIST OF:
Paid-In Capital	$6,515,417
Accumulated Net Investment Income (Loss)	1,485
Accumulated Net Realized Gain (Loss) of Investment Securities	477,705
Unrealized Appreciation (Depreciation) of Investment Securities	1,871,699
NET ASSETS	$8,866,306
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
20

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends	$121,542
Interest	4,025
Income from Securities Lending	2,231
Total Investment Income	127,798
Expenses
Investment Advisory Services Fees	7,124
Accounting & Transfer Agent Fees	720
Custodian Fees	200
Legal Fees	41
Audit Fees	92
Shareholders' Reports	57
Directors'/Trustees' Fees & Expenses	95
Other	96
Total Expenses	8,425
Net Investment Income (Loss)	119,373
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	477,934
Change in Unrealized Appreciation (Depreciation) of Investment Securities	631,814
Net Realized and Unrealized Gain (Loss)	1,109,748
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,229,121

See accompanying Notes to Financial Statements.
21

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$119,373	$75,708
Net Realized Gain (Loss) on Investment Securities Sold	477,934	200,126
Change in Unrealized Appreciation (Depreciation) of Investment Securities	631,814	400,320
Net Increase (Decrease) in Net Assets Resulting from Operations	1,229,121	676,154
Distributions From:
Net Investment Income	(127,544)	(79,209)
Net Short-Term Gains	(14,160)	—
Net Long-Term Gains	(186,026)	(3,972)
Total Distributions	(327,730)	(83,181)
Capital Share Transactions (1):
Shares Issued	1,997,675	1,391,582
Shares Issued in Lieu of Cash Distributions	317,835	79,551
Shares Redeemed	(182,182)	(152,432)
Net Increase (Decrease) from Capital Share Transactions	2,133,328	1,318,701
Total Increase (Decrease) in Net Assets	3,034,719	1,911,674
Net Assets
Beginning of Period	5,831,587	3,919,913
End of Period	$8,866,306	$5,831,587
(1) Shares Issued and Redeemed:
Shares Issued	92,566	71,023
Shares Issued in Lieu of Cash Distributions	15,344	4,005
Shares Redeemed	(8,564)	(7,495)
	99,346	67,533
Accumulated Net Investment Income (Loss)	$1,485	$9,656

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$20.91	$18.55	$15.41	$13.01	$14.44
Income from Investment Operations
Net Investment Income (Loss)	0.36	(A)	0.29	0.23	0.21	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	3.27	2.41	3.09	2.41	(1.43)
Total from Investment Operations	3.63	2.70	3.32	2.62	(1.23)
Less Distributions
Net Investment Income	(0.38)	(0.32)	(0.18)	(0.22)	(0.20)
Net Realized Gains	(0.72)	(0.02)	—	—	—
Total Distributions	(1.10)	(0.34)	(0.18)	(0.22)	(0.20)
Net Asset Value, End of Period	$23.44	$20.91	$18.55	$15.41	$13.01
Total Return	18.16%	14.66%	21.68%	20.34%	(8.64)%
Net Assets, End of Period (thousands)	$8,866,306	$5,831,587	$3,919,913	$2,510,662	$1,737,809
Ratio of Expenses to Average Net Assets	0.12%	0.14%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.56%	1.41%	1.62%	1.49%
Portfolio Turnover Rate	13%	9%	7%	7%	9%

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY
  THE U.S. LARGE CAP VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one series, of which The U.S. Large Cap Value Series (the "Series") is presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $151 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital

24

gain distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

  Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$2,812,901
Sales	946,109

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles

25

generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. As of November 30, 2006, there were no permanent differences in the Series.

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$79,209	$3,972	$83,181
2006	141,704	186,026	327,730

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated (Losses)
$15,465	$463,876	$479,341

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Series had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$8,614,396	$2,092,494	$(220,795)	$1,871,699

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and the significant corresponding risk is described below:

Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under

26

the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentage and days) :

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
5.00%	$9,389	1	$1	$9,389

There were no outstanding borrowings by the Series under this line on credit at November 30, 2006.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. There were no borrowings by the Series under the line of credit with the international custodian bank during the year ended November 30, 2006.

H.  Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

27

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Cap Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

28

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

29

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

30

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

31

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

32

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

33

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

34

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

35

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

36

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have a November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year December 1, 2005 to November 30, 2006, each Fund is designating the following items with regard to distributions paid during the fiscal year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	Qualified Interest Income(3)	Qualified Short-Term Capital Gain(4)
U.S. Large Cap Value Portfolio III	93.93%	0.02%	6.05%	100.00%	90.45%	76.52%	3.13%	11.69%
The DFA Investment Trust Company
The U.S. Large Cap Value Series	38.92%	4.32%	56.76%	100.00%	89.95%	74.42%	2.67%	9.79%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

37

DFA113006-010A

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Small Cap Value Portfolio II

Annual Report

Year Ended November 30, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

U.S. Small Cap Value Portfolio II vs. Russell 2000 Value Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Small Cap Value Portfolio II
Russell 2000 Value Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$44,732
$35,594

Average Annual Total Return	One Year	Five Years	Ten Years
	20.59%	20.51%	16.17%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. The S&P data are provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006 — the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

2

U.S. Small Cap Value Portfolio II

The U.S. Small Cap Value Portfolio II seeks to capture the returns of U.S. small company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,300 stocks and was essentially fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, , small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 20.59% for the U.S. Small Cap Value Portfolio II. Relative to the Russell 2000 Value Index, underperformance of the Portfolio was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately seven percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

3

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan, Restricted Securities, and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

U.S. SMALL CAP VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,080.50	0.25%	$1.30
Hypothetical 5% Annual Return	$1,000.00	$1,023.82	0.25%	$1.27

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

U.S. SMALL CAP VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimemsional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. SMALL CAP VALUE PORTFOLIO II

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The U.S. Small Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (27,507,484 Shares, Cost $496,767) at Value†	$705,292
Receivable for Investment Securities Sold	1,719
Prepaid Expenses and Other Assets	13
Total Assets	707,024
LIABILITIES:
Payables:
Fund Shares Redeemed	1,719
Due to Advisor	6
Accrued Expenses and Other Liabilities	31
Total Liabilities	1,756
NET ASSETS	$705,268
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	23,033,302
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$30.62
NET ASSETS CONSIST OF:
Paid-In Capital	$464,750
Accumulated Net Investment Income (Loss)	1,850
Accumulated Net Realized Gain (Loss) of Investment Securities	30,143
Unrealized Appreciation (Depreciation) of Investment Securities	208,525
NET ASSETS	$705,268
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. SMALL CAP VALUE PORTFOLIO II

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$8,200
Expenses
Administrative Services Fees	66
Accounting & Transfer Agent Fees	22
Legal Fees	12
Audit Fees	2
Filing Fees	25
Shareholders' Reports	52
Directors'/Trustees' Fees & Expenses	9
Other	4
Total Expenses	192
Net Investment Income (Loss)	8,008
Net Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	57,867
Net Realized Gain (Loss) on Investment Securities Sold	(996)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	55,411
Net Realized and Unrealized Gain (Loss)	112,282
Net Increase (Decrease) in Net Assets Resulting from Operations	$120,290

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. SMALL CAP VALUE PORTFOLIO II

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$8,008	$7,193
Capital Gain Distributions Received from Affiliated Investment Company	57,867	46,704
Net Realized Gain (Loss) on Investment Securities Sold	(996)	(3,909)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	55,411	10,847
Net Increase (Decrease) in Net Assets Resulting from Operations	120,290	60,835
Distributions From:
Net Investment Income	(7,382)	(5,937)
Net Short-Term Gains	(3,055)	(5,734)
Net Long-Term Gains	(41,208)	(21,058)
Total Distributions	(51,645)	(32,729)
Capital Share Transactions (1):
Shares Issued	127,151	138,216
Shares Issued in Lieu of Cash Distributions	51,645	32,729
Shares Redeemed	(142,107)	(96,457)
Net Increase (Decrease) from Capital Share Transactions	36,689	74,488
Total Increase (Decrease) in Net Assets	105,334	102,594
Net Assets
Beginning of Period	599,934	497,340
End of Period	$705,268	$599,934
(1) Shares Issued and Redeemed:
Shares Issued	4,479	5,322
Shares Issued in Lieu of Cash Distributions	2,010	1,292
Shares Redeemed	(5,093)	(3,746)
	1,396	2,868
Accumulated Net Investment Income (Loss)	$1,850	$1,224

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. SMALL CAP VALUE PORTFOLIO II

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$27.73	$26.50	$21.83	$15.53	$17.52
Income from Investment Operations
Net Investment Income (Loss)	0.34	(A)	0.35	0.34	0.12	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	4.90	2.56	5.47	6.78	0.13
Total from Investment Operations	5.24	2.91	5.81	6.90	0.23
Less Distributions
Net Investment Income	(0.32)	(0.29)	(0.44)	(0.10)	(0.12)
Net Realized Gains	(2.03)	(1.39)	(0.70)	(0.50)	(2.10)
Total Distributions	(2.35)	(1.68)	(1.14)	(0.60)	(2.22)
Net Asset Value, End of Period	$30.62	$27.73	$26.50	$21.83	$15.53
Total Return	20.59%	11.65%	27.83%	46.30%	0.93%
Net Assets, End of Period (thousands)	$705,268	$599,934	$497,340	$306,406	$174,588
Ratio of Expenses to Average Net Assets (B)	0.25%	0.27%	0.28%	0.30%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.32%	0.31%	0.82%	0.61%

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  U.S. SMALL CAP VALUE PORTFOLIO II
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which U.S. Small Cap Value Portfolio II (the "Portfolio") is presented in this section of the report.

The Portfolio primarily invests its assets in The U.S. Small Cap Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 7% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.   Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Series shares held by the Portfolio are valued at its respective daily net asset value.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $16 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value

11

measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.   Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor at an effective annual rate of 0.01% of average daily net assets.

Pursuant to the Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has contractually agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Series) to the extent necessary to limit the expenses of the Portfolio to 0.75% of its average daily net assets on an annualized basis. At any time that the total direct and indirect expenses of the Portfolio are less than 0.75% of its average daily net assets on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed 0.75% of its average daily net assets. The Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Fee Waiver and Expense Assumption Agreement shall remain in effect for a period of one year from April 1, 2006 to April 1, 2007 and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At November 30, 2006, there were no previously waived fees subject to future reimbursement to the Advisor.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.   Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles

12

generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. There were no permanent differences as of November 30, 2006.

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$11,671	$21,058	$32,729
2006	10,437	41,208	51,645

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$2,310	$54,251	$56,561

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$521,319	$208,525	$(24,552)	$183,973

E.   Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit.

13

The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.   Other:

At November 30, 2006, one shareholder held 100% of the outstanding shares of the Portfolio. The shareholder may be an omnibus account, which typically holds shares for the benefit of several other underlying investors.

14

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Small Cap Value Portfolio II and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Small Cap Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 23, 2007

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The U.S. Small Cap Value Series vs. Russell 2000 Value Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Small Cap Value Series
Russell 2000 Value Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$45,254
$35,594

Average Annual Total Return	One Year	Five Years	Ten Years
	20.63%	20.56%	16.30%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

THE DFA INVESTMENT TRUST COMPANY

THE U.S. SMALL CAP VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,080.70	0.22%	$1.15
Hypothetical 5% Annual Return	$1,000.00	$1,023.97	0.22%	$1.12

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE U.S. SMALL CAP VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITS	Telecommunication Services	Utilities	Total
21.1%	3.8%	6.0%	19.3%	4.5%	19.2%	15.0%	8.6%	0.8%	1.3%	0.4%	100.0%

18

THE U.S. SMALL CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.2%)
Consumer Discretionary — (18.9%)
American Greetings Corp. Class A	1,875,200	$44,648,512	0.5%
*# Big Lots, Inc.	2,468,510	55,072,458	0.6%
Bob Evans Farms, Inc.	1,221,132	41,481,854	0.4%
*# Charming Shoppes, Inc.	3,127,461	42,314,547	0.5%
* Gaylord Entertainment Co.	1,121,885	54,860,176	0.6%
# Group 1 Automotive, Inc.	787,100	40,134,229	0.4%
* Payless ShoeSource, Inc.	1,251,600	39,037,404	0.4%
* Scholastic Corp.	1,287,393	42,895,935	0.5%
United Auto Group, Inc.	2,649,500	62,183,765	0.7%
* Warnaco Group, Inc.	1,502,574	38,946,718	0.4%
Other Securities		1,518,798,687	16.0%
Total Consumer Discretionary		1,980,374,285	21.0%
Consumer Staples — (3.3%)
* Hain Celestial Group, Inc.	1,363,050	40,946,022	0.4%
Universal Corp.	849,711	39,571,041	0.4%
Other Securities		271,897,270	2.9%
Total Consumer Staples		352,414,333	3.7%
Energy — (5.3%)
*# Hanover Compressor Co.	3,444,124	68,021,449	0.7%
* SEACOR Holdings, Inc.	630,733	59,396,127	0.6%
* Stone Energy Corp.	1,011,411	39,465,257	0.4%
* Swift Energy Corp.	844,805	43,177,984	0.5%
* Universal Compression Holdings, Inc.	1,121,884	70,622,598	0.8%
USEC, Inc.	3,116,702	38,834,107	0.4%
Other Securities		237,833,186	2.5%
Total Energy		557,350,708	5.9%
Financials — (17.2%)
* Argonaut Group, Inc.	1,125,690	38,138,377	0.4%
Delphi Financial Group, Inc. Class A	1,402,594	56,805,057	0.6%
# LandAmerica Financial Group, Inc.	632,212	38,634,475	0.4%
MAF Bancorp, Inc.	1,049,400	46,163,106	0.5%
Ohio Casualty Corp.	1,901,751	55,550,147	0.6%
Provident Financial Services, Inc.	2,082,760	37,885,404	0.4%
Selective Insurance Group, Inc.	950,202	52,755,215	0.6%
Susquehanna Bancshares, Inc.	1,635,053	45,225,566	0.5%
The Phoenix Companies, Inc.	3,130,300	50,554,345	0.5%
UMB Financial Corp.	1,311,662	48,242,928	0.5%
Other Securities		1,332,804,175	14.0%
Total Financials		1,802,758,795	19.0%
Health Care — (4.0%)
Total Health Care		426,041,671	4.5%
Industrials — (17.1%)
*# Alaska Air Group, Inc.	1,230,400	50,606,352	0.5%
Applied Industrial Technologies, Inc.	1,570,050	44,683,623	0.5%
# Belden CDT, Inc.	1,455,327	57,936,568	0.6%
*# Continental Airlines, Inc.	1,886,439	76,664,881	0.8%
*# Dollar Thrifty Automotive Group, Inc.	910,300	38,751,471	0.4%
* Esterline Technologies Corp.	1,004,093	39,099,381	0.4%
* Flowserve Corp.	1,066,528	57,421,868	0.6%
IKON Office Solutions, Inc.	2,699,000	43,642,830	0.5%
*# Kansas City Southern	2,009,200	54,348,860	0.6%
* PHH Corp.	1,635,510	47,069,978	0.5%

19

THE U.S. SMALL CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
*# Quanta Services, Inc.	3,681,126	$67,475,040	0.7%
# Regal-Beloit Corp.	1,132,683	57,914,082	0.6%
*# Shaw Group, Inc.	1,801,898	53,858,731	0.6%
Trinity Industries, Inc.	1,883,225	71,185,905	0.8%
* United Rentals, Inc.	1,746,301	43,762,303	0.5%
# Werner Enterprises, Inc.	2,384,747	44,475,532	0.5%
Other Securities		950,817,711	10.0%
Total Industrials		1,799,715,116	19.1%
Information Technology — (13.4%)
Imation Corp.	923,100	42,748,761	0.5%
* MPS Group, Inc.	3,608,200	54,086,918	0.6%
Other Securities		1,306,146,360	13.8%
Total Information Technology		1,402,982,039	14.9%
Materials — (7.7%)
Chaparral Steel Co.	1,165,624	54,201,516	0.6%
Reliance Steel & Aluminum Co.	1,569,096	60,394,505	0.6%
# Steel Dynamics, Inc.	1,332,714	43,339,859	0.5%
Other Securities		646,020,673	6.8%
Total Materials		803,956,553	8.5%
Other — (0.0%)
Total Other		35,102	0.0%
Real Estate Investment Trusts — (0.7%)
Longview Fibre Co.	2,203,282	45,872,331	0.5%
Other Securities		28,053,118	0.3%
Total Real Estate Investment Trusts		73,925,449	0.8%
Telecommunication Services — (1.2%)
Total Telecommunication Services		122,001,996	1.3%
Utilities — (0.4%)
Total Utilities		40,690,622	0.4%
TOTAL COMMON STOCKS		9,362,246,669	99.1%
RIGHTS/WARRANTS — (0.0%)
Other Securites		10,960	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.8%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,477,941,279 FHLMC, rates ranging from 4.000% to 7.000%, maturities ranging from 06/01/18 to 11/01/36; FNMA, 6.140%(r), 09/01/34 & 4.789%(r), 09/01/35; & GNMA 3.750%, 04/20/34, valued at $953,055,666) to be repurchased at $925,432,987	$925,297	925,296,763	9.8%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $114,165,000 FHLB Bonds 5.125%, 11/28/08 & 5.750%, 07/21/25, valued at $113,801,225) to be repurchased at $108,844,460	108,828	108,828,438	1.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $101,723,000 FNMA 5.50%, 05/01/36, valued at $96,689,603) to be repurchased at $95,273,733	95,260	95,260,000	1.0%
TOTAL TEMPORARY CASH INVESTMENTS		1,129,385,201	12.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,526,216,725)		$10,491,642,830	111.1%

See accompanying Notes to Financial Statements.
20

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. SMALL CAP VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $974,489 of securities on loan)	$9,362,258
Temporary Cash Investments at Value	1,129,385
Cash	9,291
Receivables:
Investment Securities Sold	19,583
Dividends and Interest	6,511
Fund Shares Sold	137
Securities Lending	777
Prepaid Expenses and Other Assets	3
Total Assets	10,527,945
LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,034,125
Investment Securities Purchased	45,251
Fund Shares Redeemed	2,252
Due to Advisor	1,545
Accrued Expenses and Other Liabilities	360
Total Liabilities	1,083,533
NET ASSETS	$9,444,412
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	368,409,744
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$25.64
Investments at Cost	$7,396,832
Temporary Cash Investments at Cost	$1,129,385
NET ASSETS CONSIST OF:
Paid-In Capital	$6,533,575
Accumulated Net Investment Income (Loss)	1,847
Accumulated Net Realized Gain (Loss) of Investment Securities	943,564
Unrealized Appreciation (Depreciation) of Investment Securities	1,965,426
NET ASSETS	$9,444,412
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
21

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. SMALL CAP VALUE SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends	$109,271
Interest	4,292
Income from Securities Lending	8,164
Total Investment Income	121,727
Expenses
Investment Advisory Services Fees	16,724
Accounting & Transfer Agent Fees	842
Custodian Fees	287
Legal Fees	50
Audit Fees	111
Shareholders' Reports	73
Directors'/Trustees' Fees & Expenses	114
Other	125
Total Expenses	18,326
Net Investment Income (Loss)	103,401
Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	945,679
Change in Unrealized Appreciation (Depreciation) of Investment Securities	517,884
Net Realized and Unrealized Gain (Loss)	1,463,563
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,566,964

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. SMALL CAP VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$103,401	$51,264
Net Realized Gain (Loss) on Investment Securities Sold	945,679	791,360
Change in Unrealized Appreciation (Depreciation) of Investment Securities	517,884	(60,062)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,566,964	782,562
Distributions From:
Net Investment Income	(104,797)	(92,273)
Net Short-Term Gains	(37,843)	(67,865)
Net Long-Term Gains	(678,973)	(512,160)
Total Distributions	(821,613)	(672,298)
Capital Share Transactions (1):
Shares Issued	899,678	978,174
Shares Issued in Lieu of Cash Distributions	795,998	652,819
Shares Redeemed	(523,514)	(509,260)
Net Increase (Decrease) from Capital Share Transactions	1,172,162	1,121,733
Total Increase (Decrease) in Net Assets	1,917,513	1,231,997
Net Assets
Beginning of Period	7,526,899	6,294,902
End of Period	$9,444,412	$7,526,899
(1) Shares Issued and Redeemed:
Shares Issued	37,774	44,122
Shares Issued in Lieu of Cash Distributions	36,792	29,950
Shares Redeemed	(22,249)	(22,661)
	52,317	51,411
Accumulated Net Investment Income (Loss)	$1,847	$3,243

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. SMALL CAP VALUE SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$23.81	$23.78	$20.20	$15.04	$16.54
Income from Investment Operations
Net Investment Income (Loss)	0.29	(A)	0.17	0.16	0.12	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	4.11	2.35	5.09	6.29	0.11
Total from Investment Operations	4.40	2.52	5.25	6.41	0.22
Less Distributions
Net Investment Income	(0.30)	(0.31)	(0.08)	(0.12)	(0.11)
Net Realized Gains	(2.27)	(2.18)	(1.59)	(1.13)	(1.61)
Total Distributions	(2.57)	(2.49)	(1.67)	(1.25)	(1.72)
Net Asset Value, End of Period	$25.64	$23.81	$23.78	$20.20	$15.04
Total Return	20.63%	11.67%	27.87%	46.31%	1.05%
Net Assets, End of Period (thousands)	$9,444,412	$7,526,899	$6,294,902	$4,518,054	$3,148,780
Ratio of Expenses to Average Net Assets	0.22%	0.24%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.24%	0.75%	0.78%	0.75%	0.70%
Portfolio Turnover Rate	27%	27%	26%	35%	30%

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY
  THE U.S. SMALL CAP VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.   Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which The U.S. Small Cap Value Series (the "Series") is presented in this section of the report.

B.   Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $199 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

3.   Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively.

25

The Series estimate the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.   New Accounting Standards:  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are
"more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.   Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$2,704,756
Sales	2,267,134

E.   Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

26

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains resulting from in-kind redemptions were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$(61)	$61

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$160,138	$512,160	$672,298
2006	142,640	678,973	821,613

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$79,453	$868,422	$947,875

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2005, the Series had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$8,528,482	$2,564,212	$(601,051)	$1,963,161

F.   Financial Instruments:

In accordance with the Series investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and its significant corresponding risks are described below:

Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by

27

the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

G.   Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Series under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires in January 21, 2008. There were no borrowings by the Series under the line of credit with the international custodian bank for the year ended November 30, 2006.

H.   Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.   Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

28

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Small Cap Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Small Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 23, 2007

29

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

31

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

32

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

33

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

34

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

35

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

36

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

37

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualified Interest Income(3)	Qualified Short-Term Capital Gain(4)
U.S. Small Cap Value Portfolio II	20.21%	—	79.79%	100.00%	57.70%	48.80%	2.97%	29.27%
The DFA Investment Trust Company
U.S. Small Cap Value Series	12.76%	4.61%	82.63%	100.00%	58.20%	51.34%	2.73%	54.30%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

38

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DFA113006-007A

DIMENSIONAL INVESTMENT GROUP INC.

Emerging Markets Portfolio II

Annual Report

Year Ended November 30, 2006

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ANNUAL REPORT

Dimensional Investing

Page
Dimensional Investment Group Inc. — Emerging Markets Portfolio II

Performance Chart	1

Management's Discussion and Analysis	2

Definitions of Abbreviations and Footnotes	4

Disclosure of Fund Expenses	5

Disclosure of Portfolio Holdings	6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	15

The DFA Investment Trust Company — The Emerging Markets Series

Performance Chart	16

Disclosure of Fund Expenses	17

Disclosure of Portfolio Holdings	18

Summary Schedule of Portfolio Holdings	19

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	25

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	31

Fund Management	32

Voting Proxies on Fund Portfolio Securities	39

Notice to Shareholders	40

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

Emerging Markets Portfolio II vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
August 14, 1997-November 30, 2006

Growth of $10,000

DFA Emerging Markets Portfolio II
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$30,000
$20,000
$10,000
$0
$25,715
$24,450
$19,945
08/97
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	From 8/14/1997
	31.67%	27.07%	10.04%

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%
Mexico	39.80%
Philippines	47.63%

2

Country	Total Returns (U.S. $)
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund", does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund". The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

Emerging Markets Portfolio II

The Emerging Markets Portfolio II seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 575 stocks in 17 countries.

Target country weights in the Master Fund are determined by the relative free-float adjusted market capitalization of eligible securities within each country. Target country weights are also capped at a ceiling set by the manager to improve portfolio diversification and limit single-country exposure risk. Free-float adjustment excludes the share capital of a company that is not freely available for trading in the public equity markets by international investors. Throughout the year ended November 30, 2006, the Master Fund essentially was fully invested in equities: levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets outperformed developed country stocks. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), and 31.67% for the Emerging Markets Portfolio II. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Portfolio was primarily due to a lack of exposure to China and Russia, which returned approximately 65% and 58% respectively and represented about 17% of the Index. Differences in fees and expenses between the Portfolio and the Index also attributed to the underperformance. The Portfolio's performance lag was partially offset by its higher allocation to India and Mexico compared to the Index as well as local currency appreciation of 2% relative to the U.S. dollar. The drag in performace due to withholding taxes should also be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

3

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may be Non-Income Producing Securities.

*  Non-Income Producing Securities.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,199.10	0.36%	$1.98
Hypothetical 5% Annual Return	$1,000.00	$1,023.26	0.36%	$1.83

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  EMERGING MARKETS PORTFOLIO II

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The Emerging Markets Series of The DFA Investment Trust Company (Affiliated Investment Company) (Cost $38,105) at Value†	$62,623
Receivable for Fund Shares Sold	164
Prepaid Expenses and Other Assets	20
Total Assets	62,807
LIABILITIES:
Payable for Investment Securities Purchased	164
Accrued Expenses and Other Liabilities	10
Total Liabilities	174
NET ASSETS	$62,633
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	2,913,675
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.50
NET ASSETS CONSIST OF:
Paid-In Capital	$38,754
Accumulated Net Investment Income (Loss)	1,049
Accumulated Net Realized Gain (Loss) of Investment Securities	(1,638)
Accumulated Net Realized Foreign Exchange Gain (Loss)	(15)
Deferred Thailand Capital Gains Tax	(36)
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	24,518
Unrealized Net Foreign Exchange Gain (Loss)	1
NET ASSETS	$62,633
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  EMERGING MARKETS PORTFOLIO II

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $150)	$1,286
Interest	9
Income from Securities Lending	8
Expenses Allocated from Affiliated Investment Company	(95)
Total Investment Income	1,208
Expenses
Administrative Services Fees	183
Accounting & Transfer Agent Fees	13
Legal Fees	1
Audit Fees	2
Filing Fees	39
Shareholders' Reports	15
Directors'/Trustees' Fees & Expenses	1
Other	1
Total Expenses	255
Less: Fees Waived and/or Expenses Reimbursed	(183)
Net Expenses	72
Net Investment Income (Loss)	1,136
Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	526
Net Realized Gain (Loss) on Foreign Currency Transactions	(15)
Change in Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	11,201
Deferred Thailand Capital Gains Tax	19
Net Realized and Unrealized Gain (Loss)	11,731
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,867

Investment Income and Realized and Unrealized Gains (Losses) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  EMERGING MARKETS PORTFOLIO II

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,136	$1,037
Net Realized Gain (Loss) on Investment Securities Sold	526	742
Net Realized Gain (Loss) on Foreign Currency Transactions	(15)	(26)
Change in Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	11,201	6,082
Deferred Thailand Capital Gains Tax	19	39
Net Increase (Decrease) in Net Assets Resulting from Operations	12,867	7,874
Distributions From:
Net Investment Income	(975)	(432)
Total Distributions	(975)	(432)
Capital Share Transactions (1):
Shares Issued	22,833	10,718
Shares Issued in Lieu of Cash Distributions	975	432
Shares Redeemed	(7,007)	(7,430)
Net Increase (Decrease) From Capital Share Transactions	16,801	3,720
Total Increase (Decrease) in Net Assets	28,693	11,162
Net Assets
Beginning of Period	33,940	22,778
End of Period	$62,633	$33,940
(1) Shares Issued and Redeemed:
Shares Issued	1,204	738
Shares Issued in Lieu of Cash Distributions	58	33
Shares Redeemed	(370)	(497)
	892	274
Accumulated Net Investment Income (Loss)	$1,049	$854

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  EMERGING MARKETS PORTFOLIO II

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.79	$13.03	$9.78	$7.11	$7.08
Income from Investment Operations
Net Investment Income (Loss)	0.45	(A)	0.53	(A)	0.24	0.16	0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	4.74	3.47	3.18	2.63	0.04
Total from Investment Operations	5.19	4.00	3.42	2.79	0.13
Less Distributions
Net Investment Income	(0.48)	(0.24)	(0.17)	(0.12)	(0.10)
Net Realized Gains	—	—	—	—	—
Total Distributions	(0.48)	(0.24)	(0.17)	(0.12)	(0.10)
Net Asset Value, End of Period	$21.50	$16.79	$13.03	$9.78	$7.11
Total Return	31.67%	31.22%	35.39%	39.88%	1.83%
Net Assets, End of Period (thousands)	$62,633	$33,940	$22,778	$13,272	$9,211
Ratio of Expenses to Average Net Assets (B)	0.35%	0.41%	0.53%	0.58%	0.65%
Ratio of Expenses to Average Net Assets (excluding waivers, and/or recovery of previously waived fees assumption of expenses) (B)	0.74%	0.81%	0.93%	0.98%	1.05%
Ratio of Net Investment Income to Average Net Assets	2.38%	3.60%	2.43%	2.09%	1.34%

See accompanying Notes to Financial Statements.
10

DIMENSIONAL INVESTMENT GROUP INC.
EMERGING MARKETS PORTFOLIO II
NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which the Emerging Markets Portfolio II (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The Emerging Markets Series (the "Series"), a series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 3% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The Portfolio's investment reflects its proportionate interest in the net assets of the Series.

2.  Deferred Compensation Plan:  Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $1 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Emerging Markets Portfolio II recognizes its pro-rata share of net investment income and realized and unrealized gains (losses) of investment securities and foreign currency, on a daily basis, from the Series, which is treated as a partnership for federal income tax purposes.

11

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.40% of the first $50 million of average daily net assets and no fee on assets exceeding $50 million.

Pursuant to a Fee Waiver and Expense Assumption Agreement for Emerging Markets Portfolio II, the Advisor has contractually agreed to waive its administration fee of 0.40% per year for the Portfolio on the first $50 million of the Portfolio's average daily net assets. This Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2006 to April 1 , 2007, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed

12

net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to realized net foreign currency gains/losses and net realized gains on securities considered to be "passive foreign investment companies" were classified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$(229)	$34	$195

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$432	—	$432
2006	975	—	975

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforwards	Total Net Distributable Earnings/ (Accumulated Losses)
$1,090	$(1,546)	$(456)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. At November 30, 2006, the Portfolio had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

Expires on November 30,
2008	2009	2010	Total
$592	$669	$285	$1,546

During the year ended November 30, 2006, the Portfolio utilized capital loss carryforwards to offset realized capital gains of $503 (in thousands) and had capital loss carryforward expiration of $229 (in thousands).

Some of the Master Fund's investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are allocated to the Portfolio and are required to be included in distributable net investment income for tax purposes. At November 30, 2006, the Portfolio received unrealized appreciation (depreciation) (mark to market) and realized gains from allocations received on the sale of passive foreign investment companies (in thousands) of $55 and $43, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$38,251	$25,330	$(958)	$24,372

13

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

At November 30, 2006, one shareholder held 100% of the outstanding shares of the Portfolio. The shareholder may be an omnibus account, which typically holds shares for the benefit of several other underlying investors.

14

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Emerging Markets Portfolio II and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The Emerging Markets Series vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Emerging Markets Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$30,000
$20,000
$10,000
$0
$27,648
$26,483
$23,493
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	31.87%	27.17%	10.23%

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

16

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,200.00	0.19%	$1.05
Hypothetical 5% Annual Return	$1,000.00	$1,024.12	0.19%	$0.96

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Other	Total
6.5%	9.4%	4.4%	21.8%	2.9%	7.7%	12.6%	15.4%	15.0%	4.1%	0.2%	100.0%

18

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		$10,954,806	0.5%
BRAZIL — (11.0%)
COMMON STOCKS — (1.5%)
Other Securities		37,777,726	1.5%
PREFERRED STOCKS — (9.5%)
Ambev Cia de Bebidas das Americas ADR	266,200	12,274,482	0.5%
Banci Itau Holding Financeira SA	868,000	28,946,697	1.2%
Banco Bradesco SA	802,158	30,159,659	1.2%
Companhia Vale do Rio Doce Series A	1,853,760	43,308,629	1.8%
Investimentos Itau SA	3,300,893	15,322,852	0.6%
Telecomunicacoes de Sao Paulo SA	621,100	14,045,753	0.6%
Other Securities		92,062,293	3.9%
TOTAL PREFERRED STOCKS		236,120,365	9.8%
TOTAL — BRAZIL		273,898,091	11.3%
CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Banco Santander Chile SA Sponsored ADR	295,998	14,370,703	0.6%
Empresa Nacional de Electricidad SA ADR	514,018	17,826,144	0.7%
Other Securities		39,698,838	1.7%
TOTAL — CHILE		71,895,685	3.0%
CZECH REPUBLIC — (1.2%)
COMMON STOCKS — (1.2%)
CEZ A.S.	381,144	16,947,822	0.7%
Other Securities		11,809,545	0.5%
TOTAL — CZECH REPUBLIC		28,757,367	1.2%
HUNGARY — (2.0%)
COMMON STOCKS — (2.0%)
MOL Hungarian Oil & Gas NYRT	168,429	18,927,552	0.8%
OTP Bank NYRT	386,220	14,795,109	0.6%
Other Securities		17,397,449	0.7%
TOTAL — HUNGARY		51,120,110	2.1%
INDIA — (12.1%)
COMMON STOCKS — (12.1%)
Hindustan Lever, Ltd.	2,697,394	14,170,872	0.6%
Infosys Technologies, Ltd.	624,876	30,494,085	1.3%
ITC, Ltd.	3,899,423	16,055,195	0.7%
* Reliance Communications, Ltd.	1,721,955	16,488,633	0.7%
Reliance Industries, Ltd.	1,721,955	47,822,700	2.0%
Tata Consultancy Services, Ltd.	504,652	13,429,197	0.6%
Wipro, Ltd.	880,456	11,769,788	0.5%
Other Securities		151,180,507	6.1%
TOTAL COMMON STOCKS		301,410,977	12.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,647	0.0%
TOTAL — INDIA		301,413,624	12.5%

19

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDONESIA — (2.9%)
COMMON STOCKS — (2.9%)
PT Astra International Tbk	8,046,961	$13,972,098	0.6%
PT Telekomunikasi Indonesia Tbk	33,437,640	36,350,995	1.5%
Other Securities		23,004,083	0.9%
TOTAL COMMON STOCKS		73,327,176	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,351	0.0%
TOTAL — INDONESIA		73,328,527	3.0%
ISRAEL — (3.8%)
COMMON STOCKS — (3.8%)
Bank Hapoalim B.M.	2,309,640	11,150,108	0.5%
Teva Pharmaceutical Industries, Ltd. ADR	733,786	23,525,179	1.0%
Other Securities		59,815,282	2.4%
TOTAL — ISRAEL		94,490,569	3.9%
MALAYSIA — (4.7%)
COMMON STOCKS — (4.7%)
Other Securities		116,497,609	4.8%
MEXICO — (12.3%)
COMMON STOCKS — (12.3%)
America Movil S.A. de C.V. ADR	376,240	16,731,393	0.7%
# America Movil S.A. de C.V. Series L	29,043,100	64,571,953	2.7%
* America Telecom S.A. de C.V. Series A	4,083,841	35,954,280	1.5%
*# Carso Global Telecom S.A. de C.V. Telecom Series A1	3,638,671	11,280,158	0.5%
# Cementos de Mexico S.A.B de C.V. Series B	4,243,502	13,506,758	0.6%
Cemex S.A.B. de C.V. ADR	486,322	15,824,918	0.7%
# Telefonos de Mexico S.A. de C.V.	12,016,800	15,743,632	0.7%
# Wal-Mart de Mexico S.A. de C.V. Series V	11,125,875	41,632,385	1.7%
Other Securities		92,560,345	3.6%
TOTAL — MEXICO		307,805,822	12.7%
PHILIPPINES — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		27,804,096	1.2%
POLAND — (2.5%)
COMMON STOCKS — (2.5%)
Bank Pekao SA	156,792	11,561,775	0.5%
Other Securities		49,815,118	2.0%
TOTAL — POLAND		61,376,893	2.5%
SOUTH AFRICA — (11.4%)
COMMON STOCKS — (11.4%)
Anglo American Platinum Corp., Ltd.	223,876	25,927,548	1.1%
AngloGold Ashanti, Ltd.	402,684	19,369,524	0.8%
FirstRand, Ltd.	7,981,316	22,016,939	0.9%
Impala Platinum Holdings, Ltd.	598,624	15,132,555	0.6%
MTN Group, Ltd.	2,008,598	20,537,485	0.8%
Standard Bank Group, Ltd.	1,600,411	19,675,430	0.8%
Telkom South Africa, Ltd.	710,238	13,354,001	0.5%
Other Securities		147,315,801	6.2%
TOTAL — SOUTH AFRICA		283,329,283	11.7%

20

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SOUTH KOREA — (11.4%)
COMMON STOCKS — (11.4%)
Kookmin Bank	161,175	$12,584,329	0.5%
Korea Electric Power Corp.	495,290	20,710,601	0.9%
POSCO	46,060	14,482,536	0.6%
Samsung Electronics Co., Ltd.	77,768	53,300,262	2.2%
SK Telecom Co., Ltd.	56,085	13,078,587	0.5%
Other Securities		170,243,958	7.1%
TOTAL — SOUTH KOREA		284,400,273	11.8%
TAIWAN — (11.7%)
COMMON STOCKS — (11.7%)
Cathay Financial Holdings Co., Ltd.	8,465,487	19,049,621	0.8%
Hon Hai Precision Industry Co., Ltd.	3,835,006	27,883,038	1.2%
Nan Ya Plastic Corp.	6,878,218	11,074,325	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	21,327,076	43,270,478	1.8%
Other Securities		190,420,384	7.8%
TOTAL COMMON STOCKS		291,697,846	12.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		9,424	0.0%
TOTAL — TAIWAN		291,707,270	12.1%
THAILAND — (1.8%)
COMMON STOCKS — (1.8%)
Other Securities		44,217,755	1.8%
TURKEY — (3.4%)
COMMON STOCKS — (3.4%)
Akbank T.A.S.	3,155,889	17,672,426	0.7%
Turkiye Garanti Bankasi A.S.	3,760,431	12,433,371	0.5%
Turkiye Is Bankasi A.S.	3,364,999	13,973,664	0.6%
Other Securities		41,706,133	1.8%
TOTAL — TURKEY		85,785,594	3.6%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (3.4%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $87,649,939 FHLMC, rates ranging from 6.000% to 6.2529%(r), maturities ranging from 03/15/29 to 09/01/36 & FNMA 5.253%(r), 08/01/35, valued at $78,574,232) to be repurchased at $77,043,295	$77,032	77,031,933	3.2%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $5,615,000 FNMA 6.500%, 09/01/36, valued at $5,688,166) to be repurchased at $5,573,784	5,573	5,572,962	0.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,604,000 FHLMC 5.82%, 06/01/36, valued at $3,501,306) to be repurchased at $3,449,497	3,449	3,449,000	0.2%
TOTAL TEMPORARY CASH INVESTMENTS		86,053,895	3.6%
TOTAL INVESTMENTS — (100.0%) (Cost $1,348,814,342)		$2,494,837,269	103.3%

See accompanying Notes to Financial Statements.
21

  THE DFA INVESTMENT TRUST COMPANY

  THE EMERGING MARKETS SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands)

ASSETS:
Investments at Value (including $68,879 of securities on loan)	$2,408,783
Temporary Cash Investments at Value	86,054
Foreign Currencies at Value	470
Cash	16
Receivables:
Dividends and Interest	3,478
Fund Shares Sold	1,774
Securities Lending	135
Prepaid Expenses and Other Assets	1
Total Assets	2,500,711
LIABILITIES:
Payables:
Upon Return of Securities Loaned	82,605
Due to Advisor	195
Deferred Thailand Capital Gains Tax	2,701
Accrued Expenses and Other Liabilities	239
Total Liabilities	85,740
NET ASSETS	$2,414,971
Investments at Cost	$1,262,760
Temporary Cash Investments at Cost	$86,054
Foreign Currencies at Cost	$469

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE EMERGING MARKETS SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $6,646)	$58,074
Interest	430
Income from Securities Lending	289
Total Investment Income	58,793
Expenses
Investment Advisory Services Fees	2,146
Accounting & Transfer Agent Fees	236
Custodian Fees	1,783
Legal Fees	14
Audit Fees	34
Shareholders' Reports	17
Directors'/Trustees' Fees & Expenses	29
Other	83
Total Expenses	4,342
Net Investment Income (Loss)	54,451
Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	28,277
Net Realized Gain (Loss) on Foreign Currency Transactions	(585)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	484,776
Translation of Foreign Currency Denominated Amounts	(23)
Deferred Thailand Capital Gains Tax	902
Net Realized and Unrealized Gain (Loss)	513,347
Net Increase (Decrease) in Net Assets Resulting from Operations	$567,798

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE EMERGING MARKETS SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$54,451	$54,628
Net Realized Gain (Loss) on Investment Securities Sold	28,277	36,298
Net Realized Gain (Loss) on Foreign Currency Transactions	(585)	(1,337)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	484,776	317,021
Translation of Foreign Currency Denominated Amounts	(23)	(14)
Deferred Thailand Capital Gains Tax	902	73
Net Increase (Decrease) in Net Assets Resulting from Operations	567,798	406,669
Transactions in Interest:
Contributions	455,977	397,412
Withdrawals	(461,369)	(111,778)
Net Decrease from Transactions in Interest	(5,392)	285,634
Total Increase (Decrease) in Net Assets	562,406	692,303
Net Assets
Beginning of Period	1,852,565	1,160,262
End of Period	$2,414,971	$1,852,565

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY

  THE EMERGING MARKETS SERIES

  FINANCIAL HIGHLIGHTS

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	31.87%	31.23%	35.47%	39.67%	2.10%

Net Assets, End of Period (thousands)	$2,414,971	$1,852,565	$1,160,262	$607,561	$343,193

Ratio of Expenses to Average Net Assets	0.20%	0.27%	0.31%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets	2.54%	3.70%	2.63%	2.23%	1.64%
Portfolio Turnover Rate	11%	9%	2%	1%	8%

25

  THE DFA INVESTMENT TRUST COMPANY
  THE EMERGING MARKETS SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one series, of which The Emerging Markets Series (the "Series") is presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Series. When the Series uses fair value pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

26

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan:  Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30 ,2006, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $46 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

4.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Series' investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Series accrues for taxes on the capital gains throughout the holding period of the underlying securities. The Series is also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about

27

fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$275,802
Sales	231,614

E.  Federal Income Tax:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed through" to its partners.

Some of the Series' investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At November 30, 2006, the Series had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies (in thousands) of $1,672 and $1,623, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

28

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,352,987	$1,179,292	$(37,442)	$1,141,850

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Series under this line of credit at November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008.

29

For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentage and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
5.58%	$8,313	26	$27	$27,742

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

H.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, it officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

30

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Emerging Markets Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

31

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

32

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

33

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

34

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

35

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

36

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

38

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

39

  NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Total Distributions	Qualifying Dividend Income(1)	Qualified Interest Income(2)
Emerging Markets Portfolio II	100.00%	100.00%	55.31%	0.84%

(1)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(2)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

40

DFA113006-011A

DIMENSIONAL INVESTMENT GROUP INC.

Tax-Managed U.S. Marketwide Value Portfolio II

Annual Report

Year Ended November 30, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

Tax-Managed U.S. Marketwide Value Portfolio II vs. Russell 3000 Value Index

December 16, 1998-November 30, 2006

Growth of $10,000
DFA Tax-Managed US Marketwide Value Portfolio II
Russell 3000 Value Index
$20,000
$10,000
$0
$19,285
$19,192
12/98
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	From 12/16/1998
	17.67%	10.07%	8.54%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review    Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006 — the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

2

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund" does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

Tax Managed U.S. Marketwide Value Portfolio II

The Tax-Managed U.S. Marketwide Value Portfolio II seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such stocks. The Master Fund also seeks to maximize the after-tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,575 stocks and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth issues. Total returns were 14.23% for the S&P 500 Index®, 20.38% for the Russell 3000 Value Index®, and 8.82% for the Russell 3000 Growth Index®. Total return for the Tax-Managed U.S. Marketwide Value Portfolio II over this year was 17.67%. Relative to the Russell 3000 Value Index®, underperformance of the Portfolio was primarily due to portfolio composition and greater exposure to stocks with more pronounced value characteristics (measured by book-to-market ratio). Stocks in the Portfolio falling in the top quintile when ranked by book-to market ratio lagged stocks with weaker value characteristics included in the Index but outside the Portfolio's buy range. The lack of REIT and utility securities in the Portfolio also hurt performance. In spite of the approximately 4 percentage points underperformance relative to the Russell 3000 Value Index® during the months after the Russell reconstitution and the drag in the portfolio performance due to fees and expenses, the portfolio underperformance was approximately 2.7%.

3

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,090.60	0.24%	$1.26
Hypothetical 5% Annual Return	$1,000.00	$1,023.87	0.24%	$1.22

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The Tax-Managed U.S. Marketwide Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (Cost $688,830) at Value†	$1,015,403
Receivable for Fund Shares Sold	130
Prepaid Expenses and Other Assets	29
Total Assets	1,015,562
LIABILITIES:
Payables:
Investment Securities Purchased	46
Fund Shares Redeemed	84
Accrued Expenses and Other Liabilities	56
Total Liabilities	186
NET ASSETS	$1,015,376
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	57,791,029
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.57
NET ASSETS CONSIST OF:
Paid-In Capital	$697,729
Accumulated Net Investment Income (Loss)	4,619
Accumulated Net Realized Gain (Loss) of Investment Securities	(13,545)
Unrealized Appreciation (Depreciation) of Investment Securities	326,573
NET ASSETS	$1,015,376
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends	$15,295
Interest	331
Income from Securities Lending	295
Expenses Allocated from Affiliated Investment Company	(1,895)
Total Investment Income	14,026
Expenses
Accounting & Transfer Agent Fees	25
Legal Fees	14
Audit Fees	2
Filing Fees	57
Shareholders' Reports	37
Directors'/Trustees' Fees & Expenses	12
Other	6
Total Expenses	153
Net Investment Income (Loss)	13,873
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	22,986
Change in Unrealized Appreciation (Depreciation) of Investment Securities	104,800
Net Realized and Unrealized Gain (Loss)	127,786
Net Increase (Decrease) in Net Assets Resulting from Operations	$141,659

Investment Income and Realized and Unrealized Gains (Losses) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$13,873	$9,106
Net Realized Gain (Loss) on Investment Securities Sold	22,986	10,796
Change in Unrealized Appreciation (Depreciation) of Investment Securities	104,800	75,577
Net Increase (Decrease) in Net Assets Resulting from Operations	141,659	95,479
Distributions From:
Net Investment Income	(12,670)	(7,319)
Total Distributions	(12,670)	(7,319)
Capital Share Transactions (1):
Shares Issued	214,031	162,525
Shares Issued in Lieu of Cash Distributions	12,668	7,319
Shares Redeemed	(62,055)	(41,408)
Net Increase (Decrease) from Capital Share Transactions	164,644	128,436
Total Increase (Decrease) in Net Assets	293,633	216,596
Net Assets
Beginning of Period	721,743	505,147
End of Period	$1,015,376	$721,743
(1) Shares Issued and Redeemed:
Shares Issued	13,255	11,725
Shares Issued in Lieu of Cash Distributions	811	524
Shares Redeemed	(3,846)	(2,957)
	10,220	9,292
Accumulated Net Investment Income (Loss)	$4,619	$3,416

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.17	$13.20	$11.08	$9.06	$11.46
Income from Investment Operations

Net Investment Income (Loss)	0.26	(A)	0.20	0.13	0.05	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	2.39		1.94	2.12	2.01	(2.34)
Total from Investment Operations	2.65		2.14	2.25	2.06	(2.30)
Less Distributions
Net Investment Income	(0.25)		(0.17)	(0.13)	(0.04)	(0.10)
Net Realized Gains	—		—	—	—	—
Total Distributions	(0.25)		(0.17)	(0.13)	(0.04)	(0.10)
Net Asset Value, End of Period	$17.57		$15.17	$13.20	$11.08	$9.06
Total Return	17.67%		16.36%	20.41%	22.91%	(20.26)%
Net Assets, End of Period (thousands)	$1,015,376		$721,743	$505,147	$328,258	$195,330
Ratio of Expenses to Average Net Assets (B)	0.24%		0.26%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.61%		1.49%	1.11%	0.57%	0.57%

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
  NOTES TO FINANCIAL STATEMENTS

A.   Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which Tax-Managed U.S. Marketwide Value Portfolio II (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The Tax-Managed U.S. Marketwide Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 29% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.   Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The Portfolio's investment reflects its proportionate interest in the net assets of the Series.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $19 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

11

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Portfolio is not charged a fee for these services. The Advisor provides investment advisory services to the Series.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.   Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. There were no permanent differences as of November 30, 2006.

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2005	$7,319	—	$7,319
2006	12,670	—	12,670

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforwards	Total Net Distributable Earnings/ (Accumulated Losses)
$4,638	$(13,338)	$(8,700)

12

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. At November 30, 2006, the Portfolio had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

Expires on November 30,
2010	2011	Total
$6,656	$6,682	$13,338

During the year ended November 30, 2006, the Portfolio utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes of $22,978 (in thousands).

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$689,037	$326,573	$(207)	$326,366

E.   Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank for the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

At November 30, 2006, two shareholders held approximately 93% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

13

  Report of Independent Registered Public Accounting Firm

To the Shareholders of Tax-Managed U.S. Marketwide Value Portfolio II and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed U.S. Marketwide Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

14

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The Tax-Managed U.S. Marketwide Value Series vs. Russell 3000 Value Index

December 14, 1998-November 30, 2006

Growth of $10,000
DFA Tax-Managed US Marketwide Value Series
Russell 3000 Value Index
$20,000
$10,000
$0
$19,507
$19,420
12/98
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	From 12/14/1998
	17.70%	10.11%	8.69%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,091.00	0.22%	$1.15
Hypothetical 5% Annual Return	$1,000.00	$1,023.97	0.22%	$1.12

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

16

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Other	Total
17.4%	4.2%	11.9%	30.9%	3.4%	10.6%	7.1%	5.9%	8.2%	0.3%	0.1%	100.0%

17

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value †	Percentage of Net Assets**
COMMON STOCKS — (87.7%)
Consumer Discretionary — (15.3%)
CBS Corp. Class B	665,821	$19,808,175	0.6%
* Comcast Corp. Class A	883,250	35,736,295	1.0%
* Comcast Corp. Special Class A Non-Voting	568,743	22,908,968	0.7%
Disney (Walt) Co.	666,400	22,024,520	0.6%
Federated Department Stores, Inc.	756,004	31,820,208	0.9%
# General Motors Corp.	849,400	24,827,962	0.7%
# Harrah's Entertainment, Inc.	266,873	21,002,905	0.6%
News Corp. Class A	1,192,624	24,568,054	0.7%
Penney (J.C.) Co., Inc.	235,200	18,190,368	0.5%
Time Warner, Inc.	5,044,700	101,600,258	2.9%
Other Securities		288,504,748	8.1%
Total Consumer Discretionary		610,992,461	17.3%
Consumer Staples — (3.7%)
Archer-Daniels-Midland Co.	726,165	25,488,391	0.7%
# Kraft Foods, Inc.	745,340	26,124,167	0.8%
Reynolds American, Inc.	269,200	17,293,408	0.5%
Other Securities		77,021,569	2.1%
Total Consumer Staples		145,927,535	4.1%
Energy — (10.5%)
Anadarko Petroleum Corp.	705,168	34,807,092	1.0%
Apache Corp.	452,046	31,611,577	0.9%
# Chesapeake Energy Corp.	571,200	19,437,936	0.6%
ConocoPhillips	2,117,345	142,497,318	4.1%
# Hess Corp.	337,200	16,951,044	0.5%
Marathon Oil Corp.	306,495	28,926,998	0.8%
Valero Energy Corp.	432,200	23,801,254	0.7%
Other Securities		119,082,935	3.2%
Total Energy		417,116,154	11.8%
Financials — (27.1%)
Allstate Corp.	626,000	39,738,480	1.1%
Bear Stearns Companies, Inc.	117,722	17,950,251	0.5%
Chubb Corp.	486,605	25,186,675	0.7%
Countrywide Financial Corp.	828,498	32,907,941	0.9%
Hartford Financial Services Group, Inc.	313,173	26,857,716	0.8%
JPMorgan Chase & Co.	2,906,048	134,491,901	3.8%
Lincoln National Corp.	328,407	20,883,401	0.6%
Loews Corp.	776,400	30,993,888	0.9%
Merrill Lynch & Co., Inc.	358,300	31,326,169	0.9%
MetLife, Inc.	1,075,600	63,169,988	1.8%
North Fork Bancorporation, Inc.	617,170	17,323,962	0.5%
Principal Financial Group, Inc.	397,000	22,926,750	0.7%
Prudential Financial, Inc.	584,500	47,625,060	1.4%
SunTrust Banks, Inc.	430,600	35,158,490	1.0%
The St. Paul Travelers Companies, Inc.	825,800	42,784,698	1.2%
# Wachovia Corp.	336,354	18,227,023	0.5%
# Washington Mutual, Inc.	779,678	34,056,335	1.0%
Other Securities		438,479,245	12.4%
Total Financials		1,080,087,973	30.7%
Health Care — (3.0%)
Total Health Care		118,663,262	3.4%

18

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (9.3%)
Burlington Northern Santa Fe Corp.	488,800	$36,738,208	1.1%
CSX Corp.	672,000	24,097,920	0.7%
Norfolk Southern Corp.	623,800	30,722,150	0.9%
Northrop Grumman Corp.	457,010	30,587,679	0.9%
Raytheon Co.	420,600	21,467,424	0.6%
Union Pacific Corp.	441,100	39,928,372	1.2%
Other Securities		188,159,028	5.2%
Total Industrials		371,700,781	10.6%
Information Technology — (6.2%)
Hewlett-Packard Co.	2,195,200	86,622,592	2.5%
Other Securities		162,029,200	4.6%
Total Information Technology		248,651,792	7.1%
Materials — (5.2%)
Alcoa, Inc.	784,352	24,448,252	0.7%
International Paper Co.	514,912	17,043,587	0.5%
Phelps Dodge Corp.	141,600	17,416,800	0.5%
Other Securities		147,795,701	4.2%
Total Materials		206,704,340	5.9%
Other — (0.0%)
Total Other		246	0.0%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		1,398,375	0.0%
Telecommunication Services — (7.1%)
# AT&T, Inc.	4,348,383	147,453,668	4.2%
# Sprint Nextel Corp.	2,271,286	44,312,790	1.3%
Verizon Communications, Inc.	2,010,700	70,253,858	2.0%
Other Securities		22,838,353	0.6%
Total Telecommunication Services		284,858,669	8.1%
Utilities — (0.3%)
Total Utilities		10,133,660	0.3%
TOTAL COMMON STOCKS		3,496,235,248	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (12.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $690,897,323 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 11/01/34 to 11/01/36 & FNMA, rates ranging from 4.916%(r) to 5.945%(r), maturities ranging from 12/01/12 to 06/01/36, valued at $432,225,195) to be repurchased at $419,697,891	$419,636	419,636,111	11.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $50,755,000 FHLB Bonds 5.550%, 11/06/13, valued at $51,101,657) to be repurchased at $49,435,596	49,428	49,428,319	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $24,418,000 FNMA 4.374%, 10/01/35, valued at $23,588,281) to be repurchased at $23,242,350	23,239	23,239,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		492,303,430	14.0%
TOTAL INVESTMENTS — (100.0%) (Cost $2,884,640,453)		$3,988,538,678	113.3%

See accompanying Notes to Financial Statements.
19

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands)

ASSETS:
Investments at Value (including $456,173 of securities on loan)	$3,496,235
Temporary Cash Investments at Value	492,303
Cash	547
Receivables:
Investment Securities Sold	8,289
Dividends and Interest	6,370
Fund Shares Sold	1,270
Securities Lending Income	116
Prepaid Expenses and Other Assets	53
Total Assets	4,005,183
LIABILITIES:
Payables:
Upon Return of Securities Loaned	469,064
Investment Securities Purchased	13,314
Deferred Revenue	546
Due to Advisor	576
Accrued Expenses and Other Liabilities	124
Total Liabilities	483,624
NET ASSETS	$3,521,559
Investments at Cost	$2,392,337
Temporary Cash Investments at Cost	$492,303

See accompanying Notes to Financial Statements.
20

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends	$52,968
Interest	1,147
Income from Securities Lending	1,021
Total Investment Income	55,136
Expenses
Investment Advisory Services Fees	5,973
Accounting & Transfer Agent Fees	314
Custodian Fees	110
Legal Fees	19
Audit Fees	39
Shareholders' Reports	21
Directors'/Trustees' Fees & Expenses	40
Other	44
Total Expenses	6,560
Net Investment Income (Loss)	48,576
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	76,342
Change in Unrealized Appreciation (Depreciation) of Investment Securities	364,679
Net Realized and Unrealized Gain (Loss)	441,021
Net Increase (Decrease) in Net Assets Resulting from Operations	$489,597

See accompanying Notes to Financial Statements.
21

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$48,576	$31,160
Net Realized Gain (Loss) on Investment Securities Sold	76,342	35,024
Change in Unrealized Appreciation (Depreciation) of Investment Securities	364,679	256,663
Net Increase (Decrease) in Net Assets Resulting from Operations	489,597	322,847
Transactions in Interest:
Contributions	604,686	486,435
Withdrawals	(49,111)	(35,508)
Net Increase from Transactions in Interest	555,575	450,927
Total Increase (Decrease) in Net Assets	1,045,172	773,774
Net Assets
Beginning of Period	2,476,387	1,702,613
End of Period	$3,521,559	$2,476,387

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  FINANCIAL HIGHLIGHTS

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	17.70%	16.44%	20.49%	22.88%	(20.25)%
Net Assets, End of Period (thousands)	$3,521,559	$2,476,387	$1,702,613	$1,085,233	$674,358
Ratio of Expenses to Average Net Assets	0.22%	0.24%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.52%	1.14%	0.61%	0.61%
Portfolio Turnover Rate	21%	12%	5%	6%	15%

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY
  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one series, of which The Tax-Managed U.S. Marketwide Value Series (the "Series") is presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $64 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable

24

to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Trust's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,177,394
Sales	621,321

E.  Federal Income Tax:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and net realized and unrealized gains and losses have been deemed to have been "passed through" to its partners.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$2,885,701	$1,116,333	$(13,496)	$1,102,837

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F.  Financial Instruments:

In accordance with the Series investment objective and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentration of credit and market risk. The instrument and its significant corresponding risks are described below:

Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. There were no borrowings by the Series under this line of credit during the year ended November 30, 2006.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Series under the line of credit with the international custodian bank during the year ended November 30, 2006.

H.  Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both

26

agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

27

  Report of Independent Registered Public Accounting Firm

To the Shareholders of The Tax-Managed U.S. Marketwide Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Managed U.S. Marketwide Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

28

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

29

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

30

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

31

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

32

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

33

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

34

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

35

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

36

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have a November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year December 1, 2006 to November 30, 2006, the portfolio is designating the following items with regard to distributions paid during the year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualified Interest Income(3)	Qualified Short-Term Capital Gain (4)
Tax-Managed U.S. Marketwide Value Portfolio II	100.00%	100.00%	100.00%	93.32%	2.28%	0.00%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

37

DFA113006-008A

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio II

Annual Report

Year Ended November 30, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

Dimensional Investing

Page
Dimensional Investment Group Inc. — DFA International Value Portfolio II

Performance Chart	1

Management's Discussion and Analysis	2

Definitions of Abbreviations and Footnotes	4

Disclosure of Fund Expenses	5

Disclosure of Portfolio Holdings	6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	15

The DFA Investment Trust Company — The DFA International Value Series

Performance Chart	16

Disclosure of Fund Expenses	17

Disclosure of Portfolio Holdings	18

Summary Schedule of Portfolio Holdings	19

Statement of Assets and Liabilities	23

Statement of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	26

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	33

Fund Management	34

Voting Proxies on Fund Portfolio Securities	41

Notice to Shareholders	42

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

DFA International Value Portfolio II vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Value Portfolio II
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$28,558
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	35.74%	21.60%	11.06%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

International Equity Market Review   Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%
Mexico	39.80%

2

Country	Total Returns (U.S. $)
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund", does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund". The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio II

The DFA International Value Portfolio II seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 670 stocks in 22 developed-country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the DFA International Value Portfolio II over this year was 35.74%. Relative to the MSCI EAFE Index (net dividends), the better performance of the Portfolio was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by thirteen percentage points and the Portfolio allocated approximately 72% to these stocks compared to approximately 27% for the Index. The returns of local currences relative to the U.S. dollar added approximately ten percentage points to the local performance of the Portfolio holdings.

3

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

REITs  Real Estate Investment Trust.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,141.60	0.27%	$1.45
Hypothetical 5% Annual Return	$1,000.00	$1,023.71	0.27%	$1.37

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO II

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (28,161,558 Shares, Cost $432,433) at Value†	$621,244
Receivable for Fund Shares Sold	115
Prepaid Expenses and Other Assets	13
Total Assets	621,372
LIABILITIES:
Payables:
Investment Securities Purchased	115
Due to Advisor	5
Accrued Expenses and Other Liabilities	38
Total Liabilities	158
NET ASSETS	$621,214
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	29,404,094
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.13
NET ASSETS CONSIST OF:
Paid-In Capital	$437,074
Accumulated Net Investment Income (Loss)	1,708
Accumulated Net Realized Gain (Loss) of Investment Securities	(6,379)
Unrealized Appreciation Depreciation of Investment Securities	188,811
NET ASSETS	$621,214
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO II

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$16,953
Expenses
Administrative Services Fees	49
Accounting & Transfer Agent Fees	19
Legal Fees	8
Audit Fees	2
Filing Fees	37
Shareholders' Reports	49
Directors'/Trustees' Fees & Expenses	6
Other	3
Total Expenses	173
Net Investment Income (Loss)	16,780
Net Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	9,872
Net Realized Gain (Loss) on Investment Securities Sold	(3,001)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	117,975
Net Realized and Unrealized Gain (Loss)	124,846
Net Increase (Decrease) in Net Assets Resulting from Operations	$141,626

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO II

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$16,780	$8,169
Capital Gain Distributions Received from Affiliated Investment Company	9,872	7,419
Net Realized Gain (Loss) on Investment Securities Sold	(3,001)	(842)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	117,975	22,852
Net Increase (Decrease) in Net Assets Resulting from Operations	141,626	37,598
Distributions From:
Net Investment Income	(16,422)	(6,798)
Net Short-Term Gains	(908)	(206)
Net Long-Term Gains	(7,264)	—
Total Distributions	(24,594)	(7,004)
Capital Share Transactions (1):
Shares Issued	201,915	138,700
Shares Issued in Lieu of Cash Distributions	24,594	7,004
Shares Redeemed	(62,794)	(25,007)
Net Increase (Decrease) from Capital Share Transactions	163,715	120,697
Total Increase (Decrease) in Net Assets	280,747	151,291
Net Assets
Beginning of Period	340,467	189,176
End of Period	$621,214	$340,467
(1) Shares Issued and Redeemed:
Shares Issued	10,794	8,916
Shares Issued in Lieu of Cash Distributions	1,405	462
Shares Redeemed	(3,424)	(1,630)
	8,775	7,748
Accumulated Net Investment Income (Loss)	$1,708	$1,369

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO II

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.50	$14.69	$11.54	$8.69	$9.88
Income from Investment Operations
Net Investment Income (Loss)	0.65	(A)	0.48	0.25	0.18	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	5.01	1.76	3.37	2.87	(0.74)
Total from Investment Operations	5.66	2.24	3.62	3.05	(0.52)
Less Distributions
Net Investment Income	(0.64)	(0.41)	(0.44)	(0.20)	(0.24)
Net Realized Gains	(0.39)	(0.02)	(0.03)	—	(0.43)
Total Distributions	(1.03)	(0.43)	(0.47)	(0.20)	(0.67)
Net Asset Value, End of Period	$21.13	$16.50	$14.69	$11.54	$8.69
Total Return	35.74%	15.50%	32.11%	35.98%	(5.62)%
Net Assets, End of Period (thousands)	$621,214	$340,467	$189,176	$69,220	$37,576
Ratio of Expenses to Average Net Assets (B)	0.27%	0.31%	0.37%	0.40%	0.45%
Ratio of Net Investment Income to Average Net Assets	3.41%	3.06%	1.98%	2.41%	2.45%

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  DFA INTERNATIONAL VALUE PORTFOLIO II
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which the DFA International Value Portfolio II (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 8% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at its respective daily net asset value.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $9.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

11

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C. Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

Pursuant to a Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has contractually agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Series) to the extent necessary to limit the expenses of the Portfolio to 0.75% of its average daily net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than 0.75% of the Portfolio's average daily net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed 0.75% of its average daily net assets. The Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such recovery. The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2006 to April 1 , 2007, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor. At November 30, 2006, there were no fees subject to future recovery to the Advisor.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

12

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2005, primarily attributable to a reclassification of distributions were reclassified to the following accounts. These reclassifications had no effect on net asset or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$(19)	$19

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$7,004	—	$7,004
2006	17,330	$7,264	24,594

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$1,717	$8,754	$10,471

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$447,566	$188,811	$(15,133)	$173,678

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings

13

under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank for the year ended November 30, 2006.

F.  Indemnities; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

On November 30, 2006, one shareholder held 100% of the outstanding shares of the Portfolio. The shareholder may be an omnibus account, which typically holds shares for the benefit of several other underlying investors.

14

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio II and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 23, 2007

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The DFA International Value Series vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Value Series
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$29,039
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	35.73%	21.69%	11.25%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

16

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical example for comparison purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,141.90	0.23%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Discretionary	Consumer Staples	Consumer Energy	Financials	Care	Health Industrials	Technology	Information Materials	REITs	Services	Telecommunication Utilities	Other	Total
15.8%	3.8%	2.3%	43.9%	0.7%	8.2%	2.2%	11.0%	0.2%	6.5%	4.5%	0.9%	100.0%

18

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
Commonwealth Bank of Australia	1,376,896	$51,439,371	0.7%
National Australia Bank, Ltd.	2,552,152	78,671,130	1.1%
Other Securities		163,278,296	2.1%
TOTAL COMMON STOCKS		293,388,797	3.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,124	0.0%
TOTAL — AUSTRALIA		293,394,921	3.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		39,116,030	0.5%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		78,404,875	1.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		161	0.0%
TOTAL — BELGIUM		78,405,036	1.1%
CANADA — (3.6%)
COMMON STOCKS — (3.6%)
# Alcan, Inc.	787,380	37,781,554	0.5%
# Barrick Gold Corp.	1,433,520	44,974,407	0.6%
# Sun Life Financial, Inc.	1,218,300	52,036,841	0.7%
Other Securities		165,615,311	2.2%
TOTAL — CANADA		300,408,113	4.0%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		92,487,214	1.2%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		88,587,076	1.2%
FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
AXA SA	2,905,543	110,389,313	1.5%
BNP Paribas SA	1,631,174	176,219,447	2.4%
Compagnie de Saint-Gobain	598,264	47,895,198	0.6%
Credit Agricole SA	956,277	40,606,343	0.5%
LaFarge SA	270,758	39,455,578	0.5%
Renault SA	379,599	45,641,625	0.6%
Societe Generale Paris	293,528	49,331,436	0.7%
Vivendi SA	2,554,386	98,517,255	1.3%
Other Securities		271,036,976	3.7%
TOTAL — FRANCE		879,093,171	11.8%

19

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
Allianz SE	447,580	$87,259,374	1.2%
* Allianz SE ADR	2,002,140	39,141,837	0.5%
Commerzbank AG	1,007,513	36,409,347	0.5%
DaimlerChrysler AG	1,734,297	101,115,749	1.4%
Deutsche Bank AG	801,377	103,647,729	1.4%
Deutsche Telekom AG ADR	2,445,250	43,525,450	0.6%
E.ON AG	667,235	85,855,547	1.2%
E.ON AG ADR	901,000	38,652,900	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174	0.8%
# Volkswagen AG	499,652	54,582,008	0.7%
Other Securities		194,389,741	2.5%
TOTAL — GERMANY		844,811,856	11.3%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		38,472,486	0.5%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Hutchison Whampoa, Ltd.	4,078,000	38,287,917	0.5%
Other Securities		152,572,721	2.1%
TOTAL — HONG KONG		190,860,638	2.6%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	1,243,314	47,017,109	0.6%
Other Securities		63,120,873	0.9%
TOTAL — IRELAND		110,137,982	1.5%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	5,702,257	49,281,402	0.7%
Other Securities		205,510,948	2.7%
TOTAL — ITALY		254,792,350	3.4%
JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
FUJIFILM Holdings Corp.	910,000	36,162,603	0.5%
Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870	1.0%
Millea Holdings, Inc.	1,295,899	46,400,715	0.6%
# Sony Corp.	971,100	38,113,136	0.5%
Other Securities		735,727,505	9.8%
TOTAL — JAPAN		927,738,829	12.4%
NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
# ABN AMRO Holding NV	1,785,798	53,825,317	0.7%
Aegon NV	3,298,073	59,933,658	0.8%
ING Groep NV	3,203,383	136,920,666	1.8%
# Koninklijke Philips Electronics NV	2,253,619	84,050,415	1.1%
Other Securities		110,854,063	1.6%
TOTAL — NETHERLANDS		445,584,119	6.0%

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$9,008,140	0.1%
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		86,430,418	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		28,101,673	0.4%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		48,574,290	0.7%
SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
# Banco Santander Central Hispano SA	7,223,177	131,648,185	1.8%
Endesa SA	1,557,828	72,705,147	1.0%
# Repsol YPF SA	1,547,213	55,693,549	0.8%
Other Securities		116,546,010	1.5%
TOTAL — SPAIN		376,592,891	5.1%
SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
Nordea Bank AB	3,278,100	46,342,232	0.6%
Other Securities		161,406,317	2.2%
TOTAL — SWEDEN		207,748,549	2.8%
SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859	0.9%
Credit Suisse Group	1,756,088	116,464,214	1.6%
Zurich Financial SVCS AG	176,035	45,874,768	0.6%
Other Securities		187,713,185	2.5%
TOTAL — SWITZERLAND		417,661,026	5.6%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	2,904,256	135,551,307	1.8%
Aviva P.L.C.	5,194,614	80,573,641	1.1%
Barclays P.L.C. ADR	1,089,800	58,914,588	0.8%
HBOS P.L.C.	8,202,642	167,978,219	2.3%
HSBC Holdings P.L.C. ADR	393,100	36,558,300	0.5%
Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898	3.3%
Vodafone Group P.L.C.	61,674,811	163,506,716	2.2%
Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147	1.0%
Xstrata P.L.C.	827,417	37,215,351	0.5%
Other Securities		656,038,105	8.7%
TOTAL — UNITED KINGDOM		1,658,688,272	22.2%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (10.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	$65,501,654	0.9%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	143,434	143,434,116	1.9%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905	1.7%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000	5.8%
TOTAL TEMPORARY CASH INVESTMENTS		831,470,122	11.1%
TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)		$8,248,165,202	110.6%

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $763,064 of Securities on loan)	$7,416,695
Temporary Cash Investments at Value	831,470
Foreign Currencies at Value	5,903
Cash	15
Receivables:
Investment Securities Sold	2,387
Dividends and Interest	14,972
Fund Shares Sold	9,029
Securities Lending	240
Prepaid Expenses and Other Assets	2
Total Assets	8,280,713
LIABILITIES:
Payables:
Upon Return of Securities Loaned	809,429
Investment Securities Purchased	12,511
Fund Shares Redeemed	10
Due to Advisor	1,202
Accrued Expenses and Other Liabilities	309
Total Liabilities	823,461
NET ASSETS	$7,457,252
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	338,026,799
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.06
Investments at Cost	$5,103,318
Temporary Cash Investments at Cost	$831,470
Foreign Currencies at Cost	$5,836
NET ASSETS CONSIST OF:
Paid-In Capital	$4,950,489
Accumulated Net Investment Income (Loss)	(7,523)
Accumulated Net Realized Gain (Loss) of Investment Securities	200,182
Accumulated Net Realized Foreign Exchange Gain (Loss)	378
Unrealized Appreciation (Depreciation) of Investment Securities	2,313,444
Unrealized Net Foreign Exchange Gain (Loss)	282
NET ASSETS	$7,457,252
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,345)	$196,983
Interest	1,745
Income from Securities Lending	8,035
Total Investment Income	206,763
Expenses
Investment Advisory Services Fees	11,736
Accounting & Transfer Agent Fees	601
Custodian Fees	905
Legal Fees	30
Audit Fees	76
Shareholders' Reports	42
Directors'/Trustees' Fees & Expenses	78
Other	121
Total Expenses	13,589
Net Investment Income (Loss)	193,174
Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	201,700
Net Realized Gain (Loss) on Foreign Currency Transactions	378
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,351,708
Translation of Foreign Currency Denominated Amounts	486
Net Realized and Unrealized Gain (Loss)	1,554,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,747,446

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$193,174	$97,688
Net Realized Gain (Loss) on Investment Securities Sold	201,700	132,514
Net Realized Gain (Loss) on Foreign Currency Transactions	378	(1,607)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,351,708	292,697
Translation of Foreign Currency Denominated Amounts	486	(566)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,747,446	520,726
Distributions From:
Net Investment Income	(202,210)	(111,684)
Net Short-Term Gains	(11,375)	(2,493)
Net Long-Term Gains	(115,307)	(104,987)
Total Distributions	(328,892)	(219,164)
Capital Share Transactions (1):
Shares Issued	1,589,921	1,219,383
Shares Issued in Lieu of Cash Distributions	307,948	211,691
Shares Redeemed	(226,869)	(168,981)
Net Increase (Decrease) from Capital Share Transactions	1,671,000	1,262,093
Total Increase (Decrease) in Net Assets	3,089,554	1,563,655
Net Assets
Beginning of Period	4,367,698	2,804,043
End of Period	$7,457,252	$4,367,698
(1) Shares Issued and Redeemed:
Shares Issued	80,546	74,612
Shares Issued in Lieu of Cash Distributions	16,678	13,315
Shares Redeemed	(11,688)	(10,303)
	85,536	77,624
Accumulated Net Investment Income (Loss)	$(7,523)	$1,082

See accompanying Notes to Financial Statements.
25

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$17.30	$16.04	$12.40	$9.33	$10.15
Income from Investment Operations
Net Investment Income (Loss)	0.65	(A)	0.43	0.33	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	5.27	1.95	3.61	3.06	(0.78)
Total from Investment Operations	5.92	2.38	3.94	3.33	(0.54)
Less Distributions
Net Investment Income	(0.67)	(0.52)	(0.30)	(0.25)	(0.25)
Net Realized Gains	(0.49)	(0.60)	—	(0.01)	(0.03)
Total Distributions	(1.16)	(1.12)	(0.30)	(0.26)	(0.28)
Net Asset Value, End of Period	$22.06	$17.30	$16.04	$12.40	$9.33
Total Return	35.73%	15.61%	32.15%	36.24%	(5.53)%
Net Assets, End of Period (thousands)	$7,457,252	$4,367,698	$2,804,043	$1,604,778	$1,125,467
Ratio of Expenses to Average Net Assets	0.23%	0.27%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	3.29%	2.71%	2.35%	2.61%	2.36%
Portfolio Turnover Rate	8%	10%	15%	14%	18%

See accompanying Notes to Financial Statements.
26

  THE DFA INVESTMENT TRUST COMPANY
  THE DFA INTERNATIONAL VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which The DFA International Value Series (the "Series") is presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Series. When the Series uses fair value pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

27

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $117.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

28

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,929,943

Sales	460,558

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to realized net foreign currency gains/losses and net realized gains on securities considered to be passive foreign investment

29

companies, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$431	$(431)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$114,177	$104,987	$219,164
2006	213,585	115,307	328,892

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$29,356	$185,656	$215,012

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Series had no capital loss carryforwards available to offset future realized capital gains.

Some of the Series' investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the Series had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies (in thousands) of $21,675 and $18,925, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$5,956,646	$2,367,740	$(76,221)	$2,291,519

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. Those instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily

30

basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Series under this line of credit at November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008.

Borrowings by the Series under this line of credit for the year ended November 30, 2006 were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
5.70%	$2,509	2	$1	$3,791

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

H.  Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

31

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnities; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 23, 2007

33

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

34

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

35

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

36

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

40

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

41

NOTICE TO SHAREHOLDERS
Unaudited

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying Dividend Income(1)	Foreign Tax Credit(2)	Qualified Interest Income(3)	Qualified Short-Term Capital Gain(4)
DFA International Value Portfolio II	70.45%	0.01%	29.54%	100.00%	55.83%	—	0.86%	5.12%
The DFA Investment Trust Company
The DFA International Value Series	61.48%	3.46%	35.06%	100.00%	55.02%	4.36%	0.77%	6.94%

(1)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(2)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

42

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DFA113006-014A

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio III

Annual Report

Year Ended November 30, 2006

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ANNUAL REPORT

Dimensional Investing	Page
Dimensional Investment Group Inc. — DFA International Value Portfolio III

Performance Chart	1
Management's Discussion and Analysis	2
Definitions of Abbreviations and Footnotes	4
Disclosure of Fund Expenses	5
Disclosure of Portfolio Holdings	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
The DFA Investment Trust Company — The DFA International Value Series

Performance Chart	16
Disclosure of Fund Expenses	17
Disclosure of Portfolio Holdings	18
Summary Schedule of Portfolio Holdings	19
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	33
Fund Management	34

Voting Proxies on Fund Portfolio Securities	41

Notice to Shareholders	42

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

DFA International Value Portfolio III vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000

DFA International Value Portfolio III
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$28,914
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

Average Annual Total Return	One Year	Five Years	Ten Years
	35.67%	21.65%	11.20%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

International Equity Market Review   Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.
Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%
Mexico	39.80%

2

Country	Total Returns (U.S. $)
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.
Source: MSCI data copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund", does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund". The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio III

The DFA International Value Portfolio III seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 670 stocks in 22 developed-country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the DFA International Value Portfolio III over this year was 35.67%. Relative to the MSCI EAFE Index, the better performance of the Portfolio was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by thirteen percentage points and the Portfolio allocated approximately 72% to these stocks compared to approximately 27% for the Index. The returns of local currences relative to the U.S. dollar added approximately ten percentage points to the local performance of the Portfolio holdings.

3

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is the effective as of November 30, 2006.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

REITs  Real Estate Investment Trust.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,141.60	0.26%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.76	0.26%	$1.32

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO III

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (45,328,224 Shares, Cost $554,586) at Value†	$999,941
Receivable for Fund Shares Sold	681
Prepaid Expenses and Other Assets	21
Total Assets	1,000,643
LIABILITIES:
Payables:
Investment Securities Purchased	10
Fund Shares Redeemed	671
Due to Advisor	8
Accrued Expenses and Other Liabilities	61
Total Liabilities	750
NET ASSETS	$999,893
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	46,582,916
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.46
NET ASSETS CONSIST OF:
Paid-In Capital	$545,111
Accumulated Net Investment Income (Loss)	1,907
Accumulated Net Realized Gain (Loss) of Investment Securities	7,520
Unrealized Appreciation Depreciation of Investment Securities	445,355
NET ASSETS	$999,893
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO III

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$28,922
Expenses
Administrative Services Fees	85
Accounting & Transfer Agent Fees	25
Legal Fees	13
Audit Fees	2
Filing Fees	36
Shareholders' Reports	68
Directors'/Trustees' Fees & Expenses	12
Other	4
Total Expenses	245
Net Investment Income (Loss)	28,677
Net Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	19,813
Net Realized Gain (Loss) on Investment Securities Sold	(20)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	208,571
Net Realized and Unrealized Gain (Loss)	228,364
Net Increase (Decrease) in Net Assets Resulting from Operations	$257,041

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO III

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$28,677	$18,852
Capital Gain Distributions Received from Affiliated Investment Company	19,813	20,175
Net Realized Gain (Loss) on Investment Securities Sold	(20)	(233)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	208,571	50,254
Net Increase (Decrease) in Net Assets Resulting from Operations	257,041	89,048
Distributions From:
Net Investment Income	(28,668)	(16,095)
Net Short-Term Gains	(1,779)	(514)
Net Long-Term Gains	(19,713)	—
Total Distributions	(50,160)	(16,609)
Capital Share Transactions (1):
Shares Issued	172,619	145,088
Shares Issued in Lieu of Cash Distributions	50,160	16,609
Shares Redeemed	(126,721)	(69,829)
Net Increase (Decrease) from Capital Share Transactions	96,058	91,868
Total Increase (Decrease) in Net Assets	302,939	164,307
Net Assets
Beginning of Period	696,954	532,647
End of Period	$999,893	$696,954
(1) Shares Issued and Redeemed:
Shares Issued	9,117	9,163
Shares Issued in Lieu of Cash Distributions	2,843	1,072
Shares Redeemed	(6,641)	(4,405)
	5,319	5,830
Accumulated Net Investment Income (Loss)	$1,907	$2,707

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO III

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.89	$15.03	$11.83	$8.92	$10.16
Income from Investment Operations
Net Investment Income (Loss)	0.64	(A)	0.49	0.27	0.22	0.23
Net Gains (Losses) on Securities (Realized and Unrealized)	5.10	1.80	3.43	2.91	(0.76)
Total from Investment Operations	5.74	2.29	3.70	3.13	(0.53)
Less Distributions
Net Investment Income	(0.65)	(0.42)	(0.49)	(0.20)	(0.25)
Net Realized Gains	(0.52)	(0.01)	(0.01)	(0.02)	(0.46)
Total Distributions	(1.17)	(0.43)	(0.50)	(0.22)	(0.71)
Net Asset Value, End of Period	$21.46	$16.89	$15.03	$11.83	$8.92
Total Return	35.67%	15.59%	32.11%	36.09%	(5.52)%
Net Assets, End of Period (thousands)	$999,893	$696,954	$532,647	$356,509	$222,770
Ratio of Expenses to Average Net Assets (B)	0.26%	0.30%	0.33%	0.35%	0.35%
Ratio of Net Investment Income to Average Net Assets	3.37%	3.08%	2.07%	2.46%	2.52%

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO III

  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which the DFA International Value Portfolio III (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 13% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at its respective daily net asset value.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $19.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about

11

fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to the utilization of accumulated earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net value per share (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$1,297	$(809)	$(488)

12

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$16,609	—	$16,609
2006	31,266	$20,190	51,456

The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes differs from the amount above due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total
$819	$477	$1,296

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$2,316	$17,492	$19,808

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$564,948	$445,354	$(10,361)	$434,993

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable

13

for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

As of November 30, 2006, three shareholders held 91% of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

14

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio III and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio III (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

16

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical example for comparison purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,141.90	0.23%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
15.8%	3.8%	2.3%	43.9%	0.7%	8.2%	2.2%	11.0%	0.2%	6.5%	4.5%	0.9%	100.0%

18

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
Commonwealth Bank of Australia	1,376,896	$51,439,371	0.7%
National Australia Bank, Ltd.	2,552,152	78,671,130	1.1%
Other Securities		163,278,296	2.1%
TOTAL COMMON STOCKS		293,388,797	3.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,124	0.0%
TOTAL — AUSTRALIA		293,394,921	3.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		39,116,030	0.5%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		78,404,875	1.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		161	0.0%
TOTAL — BELGIUM		78,405,036	1.1%
CANADA — (3.6%)
COMMON STOCKS — (3.6%)
# Alcan, Inc.	787,380	37,781,554	0.5%
# Barrick Gold Corp.	1,433,520	44,974,407	0.6%
# Sun Life Financial, Inc.	1,218,300	52,036,841	0.7%
Other Securities		165,615,311	2.2%
TOTAL — CANADA		300,408,113	4.0%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		92,487,214	1.2%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		88,587,076	1.2%
FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
AXA SA	2,905,543	110,389,313	1.5%
BNP Paribas SA	1,631,174	176,219,447	2.4%
Compagnie de Saint-Gobain	598,264	47,895,198	0.6%
Credit Agricole SA	956,277	40,606,343	0.5%
LaFarge SA	270,758	39,455,578	0.5%
Renault SA	379,599	45,641,625	0.6%
Societe Generale Paris	293,528	49,331,436	0.7%
Vivendi SA	2,554,386	98,517,255	1.3%
Other Securities		271,036,976	3.7%
TOTAL — FRANCE		879,093,171	11.8%

19

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
Allianz SE	447,580	$87,259,374	1.2%
* Allianz SE ADR	2,002,140	39,141,837	0.5%
Commerzbank AG	1,007,513	36,409,347	0.5%
DaimlerChrysler AG	1,734,297	101,115,749	1.4%
Deutsche Bank AG	801,377	103,647,729	1.4%
Deutsche Telekom AG ADR	2,445,250	43,525,450	0.6%
E.ON AG	667,235	85,855,547	1.2%
E.ON AG ADR	901,000	38,652,900	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174	0.8%
# Volkswagen AG	499,652	54,582,008	0.7%
Other Securities		194,389,741	2.5%
TOTAL — GERMANY		844,811,856	11.3%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		38,472,486	0.5%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Hutchison Whampoa, Ltd.	4,078,000	38,287,917	0.5%
Other Securities		152,572,721	2.1%
TOTAL — HONG KONG		190,860,638	2.6%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	1,243,314	47,017,109	0.6%
Other Securities		63,120,873	0.9%
TOTAL — IRELAND		110,137,982	1.5%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	5,702,257	49,281,402	0.7%
Other Securities		205,510,948	2.7%
TOTAL — ITALY		254,792,350	3.4%
JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
FUJIFILM Holdings Corp.	910,000	36,162,603	0.5%
Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870	1.0%
Millea Holdings, Inc.	1,295,899	46,400,715	0.6%
# Sony Corp.	971,100	38,113,136	0.5%
Other Securities		735,727,505	9.8%
TOTAL — JAPAN		927,738,829	12.4%
NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
# ABN AMRO Holding NV	1,785,798	53,825,317	0.7%
Aegon NV	3,298,073	59,933,658	0.8%
ING Groep NV	3,203,383	136,920,666	1.8%
# Koninklijke Philips Electronics NV	2,253,619	84,050,415	1.1%
Other Securities		110,854,063	1.6%
TOTAL — NETHERLANDS		445,584,119	6.0%

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$9,008,140	0.1%
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		86,430,418	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		28,101,673	0.4%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		48,574,290	0.7%
SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
# Banco Santander Central Hispano SA	7,223,177	131,648,185	1.8%
Endesa SA	1,557,828	72,705,147	1.0%
# Repsol YPF SA	1,547,213	55,693,549	0.8%
Other Securities		116,546,010	1.5%
TOTAL — SPAIN		376,592,891	5.1%
SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
Nordea Bank AB	3,278,100	46,342,232	0.6%
Other Securities		161,406,317	2.2%
TOTAL — SWEDEN		207,748,549	2.8%
SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859	0.9%
Credit Suisse Group	1,756,088	116,464,214	1.6%
Zurich Financial SVCS AG	176,035	45,874,768	0.6%
Other Securities		187,713,185	2.5%
TOTAL — SWITZERLAND		417,661,026	5.6%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	2,904,256	135,551,307	1.8%
Aviva P.L.C.	5,194,614	80,573,641	1.1%
Barclays P.L.C. ADR	1,089,800	58,914,588	0.8%
HBOS P.L.C.	8,202,642	167,978,219	2.3%
HSBC Holdings P.L.C. ADR	393,100	36,558,300	0.5%
Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898	3.3%
Vodafone Group P.L.C.	61,674,811	163,506,716	2.2%
Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147	1.0%
Xstrata P.L.C.	827,417	37,215,351	0.5%
Other Securities		656,038,105	8.7%
TOTAL — UNITED KINGDOM		1,658,688,272	22.2%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (10.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	$65,501,654	0.9%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	143,434	143,434,116	1.9%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905	1.7%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000	5.8%
TOTAL TEMPORARY CASH INVESTMENTS		831,470,122	11.1%
TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)		$8,248,165,202	110.6%

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $763,064 of Securities on loan)	$7,416,695
Temporary Cash Investments at Value	831,470
Foreign Currencies at Value	5,903
Cash	15
Receivables:
Investment Securities Sold	2,387
Dividends and Interest	14,972
Fund Shares Sold	9,029
Securities Lending	240
Prepaid Expenses and Other Assets	2
Total Assets	8,280,713
LIABILITIES:
Payables:
Upon Return of Securities Loaned	809,429
Investment Securities Purchased	12,511
Fund Shares Redeemed	10
Due to Advisor	1,202
Accrued Expenses and Other Liabilities	309
Total Liabilities	823,461
NET ASSETS	$7,457,252
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	338,026,799
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.06
Investments at Cost	$5,103,318
Temporary Cash Investments at Cost	$831,470
Foreign Currencies at Cost	$5,836
NET ASSETS CONSIST OF:
Paid-In Capital	$4,950,489
Accumulated Net Investment Income (Loss)	(7,523)
Accumulated Net Realized Gain (Loss) of Investment Securities	200,182
Accumulated Net Realized Foreign Exchange Gain (Loss)	378
Unrealized Appreciation (Depreciation) of Investment Securities	2,313,444
Unrealized Net Foreign Exchange Gain (Loss)	282
NET ASSETS	$7,457,252
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,345)	$196,983
Interest	1,745
Income from Securities Lending	8,035
Total Investment Income	206,763
Expenses
Investment Advisory Services Fees	11,736
Accounting & Transfer Agent Fees	601
Custodian Fees	905
Legal Fees	30
Audit Fees	76
Shareholders' Reports	42
Directors'/Trustees' Fees & Expenses	78
Other	121
Total Expenses	13,589
Net Investment Income (Loss)	193,174
Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	201,700
Net Realized Gain (Loss) on Foreign Currency Transactions	378
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,351,708
Translation of Foreign Currency Denominated Amounts	486
Net Realized and Unrealized Gain (Loss)	1,554,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,747,446

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$193,174	$97,688
Net Realized Gain (Loss) on Investment Securities Sold	201,700	132,514
Net Realized Gain (Loss) on Foreign Currency Transactions	378	(1,607)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,351,708	292,697
Translation of Foreign Currency Denominated Amounts	486	(566)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,747,446	520,726
Distributions From:
Net Investment Income	(202,210)	(111,684)
Net Short-Term Gains	(11,375)	(2,493)
Net Long-Term Gains	(115,307)	(104,987)
Total Distributions	(328,892)	(219,164)
Capital Share Transactions (1):
Shares Issued	1,589,921	1,219,383
Shares Issued in Lieu of Cash Distributions	307,948	211,691
Shares Redeemed	(226,869)	(168,981)
Net Increase (Decrease) from Capital Share Transactions	1,671,000	1,262,093
Total Increase (Decrease) in Net Assets	3,089,554	1,563,655
Net Assets
Beginning of Period	4,367,698	2,804,043
End of Period	$7,457,252	$4,367,698
(1) Shares Issued and Redeemed:
Shares Issued	80,546	74,612
Shares Issued in Lieu of Cash Distributions	16,678	13,315
Shares Redeemed	(11,688)	(10,303)
	85,536	77,624
Accumulated Net Investment Income (Loss)	$(7,523)	$1,082

See accompanying Notes to Financial Statements.
25

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$17.30	$16.04	$12.40	$9.33	$10.15
Income from Investment Operations
Net Investment Income (Loss)	0.65	(A)	0.43	0.33	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	5.27	1.95	3.61	3.06	(0.78)
Total from Investment Operations	5.92	2.38	3.94	3.33	(0.54)
Less Distributions
Net Investment Income	(0.67)	(0.52)	(0.30)	(0.25)	(0.25)
Net Realized Gains	(0.49)	(0.60)	—	(0.01)	(0.03)
Total Distributions	(1.16)	(1.12)	(0.30)	(0.26)	(0.28)
Net Asset Value, End of Period	$22.06	$17.30	$16.04	$12.40	$9.33
Total Return	35.73%	15.61%	32.15%	36.24%	(5.53)%
Net Assets, End of Period (thousands)	$7,457,252	$4,367,698	$2,804,043	$1,604,778	$1,125,467
Ratio of Expenses to Average Net Assets	0.23%	0.27%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	3.29%	2.71%	2.35%	2.61%	2.36%
Portfolio Turnover Rate	8%	10%	15%	14%	18%

See accompanying Notes to Financial Statements.
26

  THE DFA INVESTMENT TRUST COMPANY
  THE DFA INTERNATIONAL VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which The DFA International Value Series (the "Series") is presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Series. When the Series uses fair value pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

27

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $117.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

28

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,929,943

Sales	460,558

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to realized net foreign currency gains/losses and net realized gains on securities considered to be passive foreign investment

29

companies, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$431	$(431)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$114,177	$104,987	$219,164
2006	213,585	115,307	328,892

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$29,356	$185,656	$215,012

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Series had no capital loss carryforwards available to offset future realized capital gains.

Some of the Series' investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the Series had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies (in thousands) of $21,675 and $18,925, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$5,956,646	$2,367,740	$(76,221)	$2,291,519

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. Those instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily

30

basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Series under this line of credit at November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008.

Borrowings by the Series under this line of credit for the year ended November 30, 2006 were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
5.70%	$2,509	2	$1	$3,791

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

H.  Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

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Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnities; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

34

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

35

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

36

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

40

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

41

NOTICE TO SHAREHOLDERS
Unaudited

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

Dimensionl Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying Dividend Income(1)	Foreign Tax Credit(2)	Qualified Interest Interest(3)	Qualified Short-Term Capital Gain(4)
DFA International Value Portfolio III	60.74%	0.02%	39.24%	100.00%	55.10%	—	0.83%	6.97%
The DFA Investment Trust Company
The DFA International Value Series	61.48%	3.46%	35.06%	100.00%	55.02%	4.36%	0.77%	6.94%

(1)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(2)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA113006-015A

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio IV

Annual Report

Year Ended November 30, 2006

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ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

DFA International Value Portfolio IV vs. MSCI EAFE Index (net dividends)

August 14, 1997-November 30, 2006

Growth of $10,000
DFA International Value Portfolio IV
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
08/97
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$27,419
$18,720

Average Annual Total Return	One Year	Five Years	From 8/14/1997
	35.65%	21.57%	11.46%

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. The growth of the index is computed from the earliest available date and starts with the portfolio value as of that date.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%

2

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Mexico	39.80%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund", does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund". The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio IV

The DFA International Value Portfolio IV seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 670 stocks in 22 developed-country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash equivalents for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the DFA International Value Portfolio IV over this year was 35.65%. Relative to the MSCI EAFE Index, the better performance of the Portfolio was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by thirteen percentage points and the Portfolio allocated approximately 72% to these stocks compared to approximately 27% for the Index. The returns of local currences relative to the U.S. dollar added approximately ten percentage points to the local performance of the Portfolio holdings.

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

REITs  Real Estate Investment Trust.

SEC  Securities and Exchange Commission.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,141.70	0.27%	$1.45
Hypothetical 5% Annual Return	$1,000.00	$1,023.71	0.27%	$1.37

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO IV

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (25,624,825 Shares, Cost $366,225) at Value†	$565,284
Receivable for Fund Shares Sold	1,478
Prepaid Expenses and Other Assets	10
Total Assets	566,772
LIABILITIES:
Payables:
Investment Securities Purchased	1,478
Due to Advisor	7
Accrued Expenses and Other Liabilities	32
Total Liabilities	1,517
NET ASSETS	$565,255
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	29,985,298
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$18.85
NET ASSETS CONSIST OF:
Paid-In Capital	$378,152
Accumulated Net Investment Income (Loss)	13,125
Accumulated Net Realized Gain (Loss) of Investment Securities	(25,081)
Unrealized Appreciation Depreciation of Investment Securities	199,059
NET ASSETS	$565,255
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO IV

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$14,843
Expenses
Administrative Services Fees	80
Accounting & Transfer Agent Fees	18
Legal Fees	7
Audit Fees	2
Filing Fees	37
Shareholders' Reports	24
Directors'/Trustees' Fees & Expenses	6
Other	1
Total Expenses	175
Net Investment Income (Loss)	14,668
Net Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	8,723
Net Realized Gain (Loss) on Investment Securities Sold	(1,989)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	103,656
Net Realized and Unrealized Gain (Loss)	110,390
Net Increase (Decrease) in Net Assets Resulting from Operations	$125,058

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO IV

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$14,668	$7,808
Capital Gain Distributions Received from Affiliated Investment Company	8,723	7,831
Net Realized Gain (Loss) on Investment Securities Sold	(1,989)	(711)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	103,656	21,054
Net Increase (Decrease) in Net Assets Resulting from Operations	125,058	35,982
Distributions From:
Net Investment Income	(7,638)	(4,337)
Net Short-Term Gains	(805)	(294)
Net Long-Term Gains	(7,663)	—
Total Distributions	(16,106)	(4,631)
Capital Share Transactions (1):
Shares Issued	158,759	85,234
Shares Issued in Lieu of Cash Distributions	16,106	4,631
Shares Redeemed	(23,163)	(20,184)
Net Increase (Decrease) from Capital Share Transactions	151,702	69,681
Total Increase (Decrease) in Net Assets	260,654	101,032
Net Assets
Beginning of Period	304,601	203,569
End of Period	$565,255	$304,601
(1) Shares Issued and Redeemed:
Shares Issued	9,506	6,239
Shares Issued in Lieu of Cash Distributions	1,111	358
Shares Redeemed	(1,456)	(1,503)
	9,161	5,094
Accumulated Net Investment Income (Loss)	$13,125	$6,086

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO IV

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$14.63	$12.94	$10.19	$7.49	$8.45
Income from Investment Operations
Net Investment Income (Loss)	0.57	(A)	0.40	0.20	0.18	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	4.41	1.58	2.95	2.52	(0.65)
Total from Investment Operations	4.98	1.98	3.15	2.70	(0.46)
Less Distributions
Net Investment Income	(0.36)	(0.27)	(0.22)	—	(0.20)
Net Realized Gains	(0.40)	(0.02)	(0.18)	—	(0.30)
Total Distributions	(0.76)	(0.29)	(0.40)	—	(0.50)
Net Asset Value, End of Period	$18.85	$14.63	$12.94	$10.19	$7.49

Total Return	35.65%	15.58%	31.99%	36.05%	(5.66)%
Net Assets, End of Period (thousands)	$565,255	$304,601	$203,569	$120,092	$84,403
Ratio of Expenses to Average Net Assets (B)	0.27%	0.32%	0.37%	0.43%	0.45%
Ratio of Net Investment Income to Average Net Assets	3.42%	3.03%	2.00%	2.28%	2.38%

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  DFA INTERNATIONAL VALUE PORTFOLIO IV
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which the DFA International Value Portfolio IV (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 8% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at its respective daily net asset value.

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $8.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15,

11

2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of the first $40 million of average daily net assets and no fees on assets exceeding $40 million.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to character redesignation of distributions were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$9	$(9)

12

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$4,631	—	$4,631
2006	8,443	$7,663	16,106

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$13,149	$7,911	$21,060

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$399,233	$199,059	$(33,008)	$166,051

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

13

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

As of November 30, 2006, one shareholder held 100% of the outstanding shares of the Portfolio. The shareholder may be an omnibus account, which typically holds shares for the benefit of several other underlying accounts.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio IV and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio IV (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

16

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical example for comparison purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,141.90	0.23%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Discretionary	Consumer Staples	Consumer Energy	Financials	Care	Health Industrials	Technology	Information Materials	REITs	Services	Telecommunication Utilities	Other	Total
15.8%	3.8%	2.3%	43.9%	0.7%	8.2%	2.2%	11.0%	0.2%	6.5%	4.5%	0.9%	100.0%

18

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
Commonwealth Bank of Australia	1,376,896	$51,439,371	0.7%
National Australia Bank, Ltd.	2,552,152	78,671,130	1.1%
Other Securities		163,278,296	2.1%
TOTAL COMMON STOCKS		293,388,797	3.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,124	0.0%
TOTAL — AUSTRALIA		293,394,921	3.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		39,116,030	0.5%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		78,404,875	1.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		161	0.0%
TOTAL — BELGIUM		78,405,036	1.1%
CANADA — (3.6%)
COMMON STOCKS — (3.6%)
# Alcan, Inc.	787,380	37,781,554	0.5%
# Barrick Gold Corp.	1,433,520	44,974,407	0.6%
# Sun Life Financial, Inc.	1,218,300	52,036,841	0.7%
Other Securities		165,615,311	2.2%
TOTAL — CANADA		300,408,113	4.0%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		92,487,214	1.2%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		88,587,076	1.2%
FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
AXA SA	2,905,543	110,389,313	1.5%
BNP Paribas SA	1,631,174	176,219,447	2.4%
Compagnie de Saint-Gobain	598,264	47,895,198	0.6%
Credit Agricole SA	956,277	40,606,343	0.5%
LaFarge SA	270,758	39,455,578	0.5%
Renault SA	379,599	45,641,625	0.6%
Societe Generale Paris	293,528	49,331,436	0.7%
Vivendi SA	2,554,386	98,517,255	1.3%
Other Securities		271,036,976	3.7%
TOTAL — FRANCE		879,093,171	11.8%

19

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
Allianz SE	447,580	$87,259,374	1.2%
* Allianz SE ADR	2,002,140	39,141,837	0.5%
Commerzbank AG	1,007,513	36,409,347	0.5%
DaimlerChrysler AG	1,734,297	101,115,749	1.4%
Deutsche Bank AG	801,377	103,647,729	1.4%
Deutsche Telekom AG ADR	2,445,250	43,525,450	0.6%
E.ON AG	667,235	85,855,547	1.2%
E.ON AG ADR	901,000	38,652,900	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174	0.8%
# Volkswagen AG	499,652	54,582,008	0.7%
Other Securities		194,389,741	2.5%
TOTAL — GERMANY		844,811,856	11.3%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		38,472,486	0.5%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Hutchison Whampoa, Ltd.	4,078,000	38,287,917	0.5%
Other Securities		152,572,721	2.1%
TOTAL — HONG KONG		190,860,638	2.6%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	1,243,314	47,017,109	0.6%
Other Securities		63,120,873	0.9%
TOTAL — IRELAND		110,137,982	1.5%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	5,702,257	49,281,402	0.7%
Other Securities		205,510,948	2.7%
TOTAL — ITALY		254,792,350	3.4%
JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
FUJIFILM Holdings Corp.	910,000	36,162,603	0.5%
Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870	1.0%
Millea Holdings, Inc.	1,295,899	46,400,715	0.6%
# Sony Corp.	971,100	38,113,136	0.5%
Other Securities		735,727,505	9.8%
TOTAL — JAPAN		927,738,829	12.4%
NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
# ABN AMRO Holding NV	1,785,798	53,825,317	0.7%
Aegon NV	3,298,073	59,933,658	0.8%
ING Groep NV	3,203,383	136,920,666	1.8%
# Koninklijke Philips Electronics NV	2,253,619	84,050,415	1.1%
Other Securities		110,854,063	1.6%
TOTAL — NETHERLANDS		445,584,119	6.0%

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$9,008,140	0.1%
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		86,430,418	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		28,101,673	0.4%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		48,574,290	0.7%
SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
# Banco Santander Central Hispano SA	7,223,177	131,648,185	1.8%
Endesa SA	1,557,828	72,705,147	1.0%
# Repsol YPF SA	1,547,213	55,693,549	0.8%
Other Securities		116,546,010	1.5%
TOTAL — SPAIN		376,592,891	5.1%
SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
Nordea Bank AB	3,278,100	46,342,232	0.6%
Other Securities		161,406,317	2.2%
TOTAL — SWEDEN		207,748,549	2.8%
SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859	0.9%
Credit Suisse Group	1,756,088	116,464,214	1.6%
Zurich Financial SVCS AG	176,035	45,874,768	0.6%
Other Securities		187,713,185	2.5%
TOTAL — SWITZERLAND		417,661,026	5.6%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	2,904,256	135,551,307	1.8%
Aviva P.L.C.	5,194,614	80,573,641	1.1%
Barclays P.L.C. ADR	1,089,800	58,914,588	0.8%
HBOS P.L.C.	8,202,642	167,978,219	2.3%
HSBC Holdings P.L.C. ADR	393,100	36,558,300	0.5%
Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898	3.3%
Vodafone Group P.L.C.	61,674,811	163,506,716	2.2%
Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147	1.0%
Xstrata P.L.C.	827,417	37,215,351	0.5%
Other Securities		656,038,105	8.7%
TOTAL — UNITED KINGDOM		1,658,688,272	22.2%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (10.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	$65,501,654	0.9%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	143,434	143,434,116	1.9%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905	1.7%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000	5.8%
TOTAL TEMPORARY CASH INVESTMENTS		831,470,122	11.1%
TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)		$8,248,165,202	110.6%

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $763,064 of Securities on loan)	$7,416,695
Temporary Cash Investments at Value	831,470
Foreign Currencies at Value	5,903
Cash	15
Receivables:
Investment Securities Sold	2,387
Dividends and Interest	14,972
Fund Shares Sold	9,029
Securities Lending	240
Prepaid Expenses and Other Assets	2
Total Assets	8,280,713
LIABILITIES:
Payables:
Upon Return of Securities Loaned	809,429
Investment Securities Purchased	12,511
Fund Shares Redeemed	10
Due to Advisor	1,202
Accrued Expenses and Other Liabilities	309
Total Liabilities	823,461
NET ASSETS	$7,457,252
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	338,026,799
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.06
Investments at Cost	$5,103,318
Temporary Cash Investments at Cost	$831,470
Foreign Currencies at Cost	$5,836
NET ASSETS CONSIST OF:
Paid-In Capital	$4,950,489
Accumulated Net Investment Income (Loss)	(7,523)
Accumulated Net Realized Gain (Loss) of Investment Securities	200,182
Accumulated Net Realized Foreign Exchange Gain (Loss)	378
Unrealized Appreciation (Depreciation) of Investment Securities	2,313,444
Unrealized Net Foreign Exchange Gain (Loss)	282
NET ASSETS	$7,457,252
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,345)	$196,983
Interest	1,745
Income from Securities Lending	8,035
Total Investment Income	206,763
Expenses
Investment Advisory Services Fees	11,736
Accounting & Transfer Agent Fees	601
Custodian Fees	905
Legal Fees	30
Audit Fees	76
Shareholders' Reports	42
Directors'/Trustees' Fees & Expenses	78
Other	121
Total Expenses	13,589
Net Investment Income (Loss)	193,174
Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	201,700
Net Realized Gain (Loss) on Foreign Currency Transactions	378
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,351,708
Translation of Foreign Currency Denominated Amounts	486
Net Realized and Unrealized Gain (Loss)	1,554,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,747,446

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$193,174	$97,688
Net Realized Gain (Loss) on Investment Securities Sold	201,700	132,514
Net Realized Gain (Loss) on Foreign Currency Transactions	378	(1,607)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,351,708	292,697
Translation of Foreign Currency Denominated Amounts	486	(566)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,747,446	520,726
Distributions From:
Net Investment Income	(202,210)	(111,684)
Net Short-Term Gains	(11,375)	(2,493)
Net Long-Term Gains	(115,307)	(104,987)
Total Distributions	(328,892)	(219,164)
Capital Share Transactions (1):
Shares Issued	1,589,921	1,219,383
Shares Issued in Lieu of Cash Distributions	307,948	211,691
Shares Redeemed	(226,869)	(168,981)
Net Increase (Decrease) from Capital Share Transactions	1,671,000	1,262,093
Total Increase (Decrease) in Net Assets	3,089,554	1,563,655
Net Assets
Beginning of Period	4,367,698	2,804,043
End of Period	$7,457,252	$4,367,698
(1) Shares Issued and Redeemed:
Shares Issued	80,546	74,612
Shares Issued in Lieu of Cash Distributions	16,678	13,315
Shares Redeemed	(11,688)	(10,303)
	85,536	77,624
Accumulated Net Investment Income (Loss)	$(7,523)	$1,082

See accompanying Notes to Financial Statements.
25

  THE DFA INVESTMENT TRUST COMPANY

  THE DFA INTERNATIONAL VALUE SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$17.30	$16.04	$12.40	$9.33	$10.15
Income from Investment Operations
Net Investment Income (Loss)	0.65	(A)	0.43	0.33	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	5.27	1.95	3.61	3.06	(0.78)
Total from Investment Operations	5.92	2.38	3.94	3.33	(0.54)
Less Distributions
Net Investment Income	(0.67)	(0.52)	(0.30)	(0.25)	(0.25)
Net Realized Gains	(0.49)	(0.60)	—	(0.01)	(0.03)
Total Distributions	(1.16)	(1.12)	(0.30)	(0.26)	(0.28)
Net Asset Value, End of Period	$22.06	$17.30	$16.04	$12.40	$9.33
Total Return	35.73%	15.61%	32.15%	36.24%	(5.53)%
Net Assets, End of Period (thousands)	$7,457,252	$4,367,698	$2,804,043	$1,604,778	$1,125,467
Ratio of Expenses to Average Net Assets	0.23%	0.27%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	3.29%	2.71%	2.35%	2.61%	2.36%
Portfolio Turnover Rate	8%	10%	15%	14%	18%

See accompanying Notes to Financial Statements.
26

  THE DFA INVESTMENT TRUST COMPANY
  THE DFA INTERNATIONAL VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which The DFA International Value Series (the "Series") is presented in this report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Series. When the Series uses fair value pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

27

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $117.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

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In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,929,943

Sales	460,558

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to realized net foreign currency gains/losses and net realized gains on securities considered to be passive foreign investment

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companies, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$431	$(431)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$114,177	$104,987	$219,164
2006	213,585	115,307	328,892

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$29,356	$185,656	$215,012

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Series had no capital loss carryforwards available to offset future realized capital gains.

Some of the Series' investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the Series had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies (in thousands) of $21,675 and $18,925, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$5,956,646	$2,367,740	$(76,221)	$2,291,519

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. Those instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily

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basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Series under this line of credit at November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008.

Borrowings by the Series under this line of credit for the year ended November 30, 2006 were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
5.70%	$2,509	2	$1	$3,791

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

H.  Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

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Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnities; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

40

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

41

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying Dividend Income(1)	Foreign Tax Credit(2)	Qualified Interest Income(3)	Qualified Short-Term Capital Gain(4)
DFA International Value Portfolio IV	52.23%	0.19%	47.58%	100.00%	56.55%	—	1.54%	9.71%
The DFA Investment Trust Company
The DFA International Value Series	61.48%	3.46%	35.06%	100.00%	55.02%	4.36%	0.77%	6.94%

(1)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(2)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

42

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DFA113006-016A

ITEM 2.                                                     CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Business Ethics”).  The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report.  The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report.  A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.”  Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980.  Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements.  In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant.  Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.                                                     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees

Fiscal Year Ended November 30, 2006:	$88,893
Fiscal Year Ended November 30, 2005:	$74,440

(b)                                 Audit-Related Fees

Fees for Registrant	Fiscal Year Ended November 30, 2006:	$8,820
	Fiscal Year Ended November 30, 2005:	$8,460

For fiscal years ended November 30, 2006 and November 30, 2005, Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended November 30, 2006:	$150,000
Fiscal Year Ended November 30, 2005:	$51,200

For the fiscal year ended November 30, 2006, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 over controls at the Registrant’s investment adviser.  For the fiscal year ended November 30, 2005, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with a readiness review and issuance of a Type I SAS 70 over controls at the Registrant’s investment adviser.

(c)                                  Tax Fees

Fees for Registrant	Fiscal Year Ended November 30, 2006:	$19,608
	Fiscal Year Ended November 30, 2005:	$2,912

In the fiscal years ended November 30, 2006 and November 30, 2005, Tax Fees included services in connection with the Registrant’s excise tax calculations and limited review of the Registrant’s applicable tax returns.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)                                 All Other Fees

Fees for Registrant	Fiscal Year Ended November 30, 2006:	$0
	Fiscal Year Ended November 30, 2005:	$0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)                    Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures
as adopted by the
Audit Committees
of
DFA Investment Dimensions Group Inc.
Dimensional Emerging Markets Value Fund Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”).  The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors, Inc. (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates.  These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.  Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.                                   General

1.                                       The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.                                       The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.                                     Pre-Approval of Audit Services to the Funds

1.                                       The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”).  The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below).  In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence.  The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.                                       The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.                                       Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”).

C.                                     Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.                                       The Committee may pre-approve types of non-audit services to the Funds and their Service Affiliates pursuant to this Section C.

2.                                       Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following:  (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.                                       The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request.

4.                                       The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.                                       A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor.  Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.                                    Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.                                       The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.                                       Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects.  The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.                                       The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee.  The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved.  The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.                                       The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)                                  pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)                                 refer such matter to the Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.                                       The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting.  If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.                                      Amendment; Annual Review

1.                                       The Committee may amend these procedures from time to time.

2.                                       These procedures shall be reviewed annually by the Committee.

F.                                      Recordkeeping

1.                                       The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.                                       In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.                                       A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place.  The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)                    The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2006 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)                                 Aggregate Non-Audit Fees

Fiscal Year Ended November 30, 2006:	$398,410
Fiscal Year Ended November 30, 2005:	$167,037

(h)                                 The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments

Investment Abbreviations

ADR                                             American Depositary Receipt

FNMA                                  Federal National Mortgage Association

FHLB                                         Federal Home Loan Bank

FHLMC                             Federal Home Loan Mortgage Corporation

GNMA                                 Government National Mortgage Corporation

STRIPS                               Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes

†                                                                  See Note B to Financial Statements.

††                                                            Securities have been fair valued.  See Note B to Financial Statements

*                                                                 Non-Income Producing Securities.

#                                                                 Total or Partial Securities on Loan.

@                                                            Security purchased with cash proceeds from Securities on Loan.

(r)                                                            The adjustable rate shown is effective as of November 30, 2006.

(v)                                                         The variable rate shown is effective as of November 30, 2006.

Please see schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below.  Provided below is a complete schedule of investments for each master fund/underlying fund in which a series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments.  The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant

U.S. Core Equity 1 Portfolio	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

U.S. Core Equity 2 Portfolio	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

DFA Real Estate Securities Portfolio	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

Large Cap International Portfolio	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

International Core Equity Portfolio	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

Emerging Markets Core Equity Portfolio	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The U.S. Large Company Series	Master fund for U.S. Large Company Institutional Index Portfolio and an underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The U.S. Large Cap Value Series

Master fund for U.S. Large Cap Value Portfolio II, U.S. Large Cap Value Portfolio III and LWAS/DFA U.S. High Book to Market Portfolio and an underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The U.S. Small Cap Value Series	Master fund for U.S. Small Cap Value Portfolio II

The U.S. Small Cap Series	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The DFA International Value Series

Master fund for DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III and DFA International Value Portfolio IV and an underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The Japanese Small Company Series	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The Asia Pacific Small Company Series	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The United Kingdom Small Company Series	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The Continental Small Company Series	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The Emerging Markets Series	Master fund for Emerging Markets Portfolio II and an underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The Emerging Markets Small Cap Series	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

Dimensional Emerging Markets Value Fund Inc.	An underlying fund for Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio

The Tax-Managed U.S. Marketwide Value Series	Master fund for Tax-Managed U.S. Marketwide Value Portfolio II

U.S. CORE EQUITY 1 PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (91.0%)
Consumer Discretionary — (12.7%)
*	1-800 CONTACTS, Inc.	1,100	$17,765
*	1-800-FLOWERS.COM, Inc.	3,400	19,108
*	4Kids Entertainment, Inc.	2,200	39,446
*	99 Cents Only Stores	9,055	100,058
*	A.C. Moore Arts & Crafts, Inc.	2,300	49,013
	Aaron Rents, Inc.	5,300	141,616
	Aaron Rents, Inc. Class A	844	20,530
#	Abercrombie & Fitch Co.	2,600	175,344
*	Acme Communications, Inc.	2,091	11,040
	Acme United Corp.	400	5,704
*	ACR Group, Inc.	1,300	7,228
	Advance Auto Parts, Inc.	3,250	115,700
	Advo, Inc.	1,200	35,592
*	Aeropostale, Inc.	2,400	72,576
*	AFC Enterprises, Inc.	2,200	37,620
*	Aftermarket Technology Corp.	2,800	54,376
	Aldila, Inc.	600	9,672
*	Alloy, Inc.	2,050	24,784
* #	Amazon.com, Inc.	5,180	208,961
	Ambassadors Group, Inc.	1,000	28,320
	Ambassadors International, Inc.	1,000	40,450
	American Axle & Manufacturing Holdings, Inc.	6,400	117,120
*	American Biltrite, Inc.	100	1,006
	American Eagle Outfitters, Inc.	5,300	239,454
	American Greetings Corp. Class A	7,800	185,718
*	America’s Car-Mart, Inc.	1,910	21,602
	Ameristar Casinos, Inc.	6,000	182,640
*	AnnTaylor Stores Corp.	5,300	182,850
*	Apollo Group, Inc. Class A	6,100	236,619
	Applebees International, Inc.	4,200	95,550
*	Applica, Inc.	2,700	15,228
	Arbitron, Inc.	1,300	57,343
	Arctic Cat, Inc.	1,200	19,872
	Ark Restaurants Corp.	383	11,613
	ArvinMeritor, Inc.	8,700	150,597
	Asbury Automotive Group, Inc.	4,100	96,514
*	Audible, Inc.	1,500	11,940
*	Audiovox Corp. Class A	600	8,310
*	AutoNation, Inc.	17,570	362,118
* #	Autozone, Inc.	2,600	295,386
* #	Avatar Holdings, Inc.	1,034	73,786
*	Aztar Corp.	1,600	86,288
*	Bakers Footwear Group, Inc.	600	7,680
*	Ballantyne of Omaha, Inc.	1,765	8,101

1

		Shares	Value†
*	Bally Technologies, Inc.	4,000	$78,600
* #	Bally Total Fitness Holding Corp.	3,000	7,080
	Bandag, Inc.	700	30,926
	Bandag, Inc. Class A	810	30,213
	Barnes & Noble, Inc.	5,600	224,112
*	Barry (R.G.) Corp.	500	3,600
	Bassett Furniture Industries, Inc.	400	7,080
	Beasley Broadcast Group, Inc.	404	2,872
#	Beazer Homes USA, Inc.	3,000	136,980
#	Bebe Stores, Inc.	5,500	109,505
*	Bed Bath and Beyond, Inc.	10,300	399,125
	Belo Corp. Class A	5,010	91,182
*	Benihana, Inc. Class A	900	25,200
	Best Buy Co., Inc.	12,440	683,827
	Big 5 Sporting Goods Corp.	1,100	26,917
* #	Big Dog Holdings, Inc.	814	12,210
*	Big Lots, Inc.	12,120	270,397
*	BJ’s Restaurants, Inc.	1,600	33,216
	Black & Decker Corp.	2,300	197,524
	Blair Corp.	300	9,165
#	Blockbuster, Inc. Class A	15,400	81,004
*	Blockbuster, Inc. Class B	9,025	44,222
*	Bluegreen Corp.	700	9,527
	Blyth, Inc.	3,300	83,886
	Bob Evans Farms, Inc.	4,710	159,999
*	Bombay Co., Inc.	400	560
	Bon-Ton Stores, Inc.	400	14,956
	Books-A-Million, Inc.	2,080	43,638
	Borders Group, Inc.	5,753	131,744
	BorgWarner, Inc.	6,400	369,920
	Bowl America, Inc. Class A	300	4,500
#	Boyd Gaming Corp.	6,000	254,100
* #	Bright Horizons Family Solutions, Inc.	1,600	58,816
	Brinker International, Inc.	5,900	268,273
	Brown Shoe Company, Inc.	3,550	168,412
	Brunswick Corp.	7,000	226,590
*	Buca, Inc.	3,300	14,850
	Buckle, Inc.	2,000	93,980
	Building Materials Holding Corp.	1,800	44,352
*	Cabela’s, Inc.	6,200	150,164
*	Cablevision Systems New York Group Class A	7,600	211,052
*	Cache, Inc.	1,500	36,840
	Cadmus Communications Corp.	1,222	21,287
*	California Coastal Communities, Inc.	900	18,621
*	California Pizza Kitchen, Inc.	1,800	56,448
	Callaway Golf Co.	8,700	128,499
	Canterbury Park Holding Corp.	400	5,280
*	Career Education Corp.	10,300	260,075
*	CarMax, Inc.	6,419	296,173
	Carmike Cinemas, Inc.	2,100	41,391
*	Carriage Services, Inc.	2,999	15,415
*	Carter’s, Inc.	3,700	101,972
*	Casual Male Retail Group, Inc.	2,800	39,340
	Catalina Marketing Corp.	2,255	55,180
	Cato Corp. Class A	2,400	56,976

2

		Shares	Value†
*	Cavalier Homes, Inc.	1,700	$5,525
*	Cavco Industries, Inc.	700	24,850
	CBRL Group, Inc.	2,400	102,936
	CBS Corp. Class A	2,300	68,379
	CBS Corp. Class B	25,800	767,550
*	CEC Entertainment, Inc.	2,900	115,449
	Centex Corp.	6,900	381,846
*	Champion Enterprises, Inc.	2,500	23,375
*	Champps Entertainment, Inc.	1,152	7,488
	Charles and Colvard, Ltd.	1,585	12,854
*	Charlotte Russe Holding, Inc.	2,200	66,374
*	Charming Shoppes, Inc.	13,840	187,255
* #	Cheesecake Factory, Inc.	4,400	121,880
	Cherokee, Inc.	300	12,705
*	Chicos FAS, Inc.	4,420	104,975
	Choice Hotels International, Inc.	5,400	246,240
	Christopher & Banks Corp.	3,200	60,128
*	Chromcraft Revington, Inc.	500	4,115
	Churchill Downs, Inc.	1,400	55,972
	Circuit City Stores, Inc.	9,600	239,616
	Citadel Broadcasting Co.	8,720	82,927
	CKE Restaurants, Inc.	5,900	108,796
*	CKX, Inc.	8,165	99,776
	Claire’s Stores, Inc.	6,300	201,033
	Clear Channel Communications, Inc.	17,740	623,738
*	Coach, Inc.	8,830	381,544
	Coachmen Industries, Inc.	200	2,192
	Coast Distribution System, Inc.	500	3,980
	Cobra Electronics Corp.	600	6,138
	Coinmach Service Corp. Class A	2,400	24,528
*	Coinstar, Inc.	2,600	84,864
* #	Coldwater Creek, Inc.	4,500	113,175
	Collectors Universe, Inc.	1,200	15,792
	Collegiate Pacific, Inc.	1,400	13,510
	Columbia Sportswear Co.	3,000	176,550
*	Comcast Corp. Class A	50,630	2,048,490
* #	Comcast Corp. Special Class A Non-Voting	25,600	1,031,168
* #	Conn’s, Inc.	1,300	27,768
	Cooper Tire & Rubber Co.	3,200	42,336
*	Corinthian Colleges, Inc.	7,700	99,330
*	Cosi, Inc.	100	468
*	Cost Plus, Inc.	1,900	20,463
	Courier Corp.	1,800	69,084
*	Cox Radio, Inc.	4,233	67,305
	CPI Corp.	664	27,749
	Craftmade International, Inc.	600	11,076
*	Crown Media Holdings, Inc.	3,062	9,890
*	CSK Auto Corp.	2,800	46,620
	CSS Industries, Inc.	1,200	37,032
*	Cumulus Media, Inc. Class A	3,700	37,555
	Cutter & Buck, Inc.	1,600	16,128
*	Cybex International, Inc.	1,100	7,128
*	Cycle Country Accessories Corp.	300	567
*	Dana Corp.	2,200	3,608
	Darden Restaurants, Inc.	5,200	208,780

3

		Shares	Value†
	Deb Shops, Inc.	1,000	$25,280
*	Deckers Outdoor Corp.	1,200	66,960
	Decorator Industries, Inc.	300	2,557
*	dELiA*s, Inc.	836	7,750
	Delta Apparel, Inc.	858	15,307
*	Design Within Reach, Inc.	1,400	7,840
*	DeVry, Inc.	6,000	157,320
*	DG Fastchannel, Inc.	1,700	19,533
*	Diedrich Coffee, Inc.	600	2,088
#	Dillards, Inc. Class A	8,395	298,610
*	Discovery Holding Co. Class A	22,100	339,014
*	Discovery Holding Co. Class B	800	12,264
	Disney (Walt) Co.	77,100	2,548,155
*	Dixie Group, Inc.	1,800	25,038
	Dollar General Corp.	23,200	360,528
*	Dollar Tree Stores, Inc.	9,700	291,097
* #	Dominion Homes, Inc.	800	4,664
	Domino’s Pizza, Inc.	5,400	148,284
*	Dorman Products, Inc.	1,841	19,008
	Dover Downs Gaming & Entertainment, Inc.	750	10,020
	Dover Motorsports, Inc.	2,200	11,638
#	Dow Jones & Co., Inc.	3,000	108,270
*	Drew Industries, Inc.	1,400	38,836
*	drugstore.com, Inc.	8,000	26,960
	DRYCLEAN USA, Inc.	100	250
*	DSW, Inc.	1,500	57,450
#	Eastman Kodak Co.	13,800	359,076
* #	EchoStar Communications Corp. Class A	5,320	191,573
*	Educate, Inc.	200	1,468
	Educational Development Corp.	300	2,010
*	EMAK Worldwide, Inc.	260	1,586
*	Emerson Radio Corp.	4,100	13,243
	Emmis Communications Corp. Class A	3,900	32,955
	Entercom Communications Corp.	3,743	100,874
*	Entravision Communications Corp.	7,400	52,984
* #	Escala Group, Inc.	1,435	6,874
	Escalade, Inc.	1,500	15,225
	Ethan Allen Interiors, Inc.	2,500	88,700
*	Expedia, Inc.	17,900	325,243
*	Factory Card & Party Outlet Corp.	300	2,236
#	Family Dollar Stores, Inc.	10,700	298,423
*	Famous Dave’s of America, Inc.	1,100	17,787
	Fedders Corp.	1,800	2,196
	Federated Department Stores, Inc.	19,600	824,964
	Finish Line, Inc. Class A	3,435	47,884
*	Finlay Enterprises, Inc.	1,100	8,888
*	Fisher Communications, Inc.	1,100	49,808
	Flanigan’s Enterprises, Inc.	300	3,441
*	Fleetwood Enterprises, Inc.	2,100	16,107
	Flexsteel Industries, Inc.	600	7,560
	Foot Locker, Inc.	12,900	295,410
	Ford Motor Co.	54,300	441,459
#	Fortune Brands, Inc.	12,200	986,980
*	Fossil, Inc.	5,195	109,199
*	Fountain Powerboat Industries, Inc.	200	875

4

		Shares	Value†
*	Franklin Covey Co.	4,000	$23,400
*	Franklin Electronic Publishers, Inc.	500	975
	Fred’s, Inc.	5,100	60,129
*	Friendly Ice Cream Corp.	700	8,043
	Frisch’s Restaurants, Inc.	500	13,145
*	Fuel Systems Solutions, Inc.	2,050	38,950
#	Furniture Brands International, Inc.	5,900	101,598
*	Gaiam, Inc.	1,600	21,888
* #	GameStop Corp. Class A	4,131	231,543
*	GameStop Corp. Class B	100	5,486
*	GameTech International, Inc.	1,330	14,244
	Gaming Partners International Corp.	1,100	18,975
* #	Gander Mountain Co.	2,001	15,988
	Gannett Co., Inc.	8,500	505,920
	Gap, Inc.	25,000	468,000
*	Gaylord Entertainment Co.	4,600	224,940
*	Gemstar-TV Guide International, Inc.	37,400	115,566
#	General Motors Corp.	20,400	596,292
*	Genesco, Inc.	1,700	65,144
*	Gentek, Inc.	1,000	32,830
	Gentex Corp.	8,200	135,874
	Genuine Parts Co.	8,500	398,565
*	Getty Images, Inc.	2,300	100,487
*	G-III Apparel Group, Ltd.	1,251	18,940
* #	Goodyear Tire & Rubber Co.	7,000	117,950
*	Gottschalks, Inc.	1,676	18,788
	Gray Television, Inc.	3,500	21,980
	Gray Television, Inc. Class A	200	1,454
	Group 1 Automotive, Inc.	900	45,891
*	GSI Commerce, Inc.	2,600	42,562
* #	Guess?, Inc.	2,300	142,968
*	Guitar Center, Inc.	1,400	61,488
*	Gymboree Corp.	2,600	103,480
#	H&R Block, Inc.	11,700	280,800
*	Hampshire Group, Ltd.	689	11,437
	Hancock Fabrics, Inc.	1,400	4,466
*	Hanesbrands, Inc.	1,900	46,341
	Harley-Davidson, Inc.	6,740	497,210
	Harman International Industries, Inc.	1,500	155,760
	Harrah’s Entertainment, Inc.	11,700	920,790
*	Harris Interactive, Inc.	7,500	35,925
	Harte-Hanks, Inc.	6,700	173,530
*	Hartmarx Corp.	3,520	23,162
	Hasbro, Inc.	16,410	438,967
*	Hastings Entertainment, Inc.	1,400	10,150
	Haverty Furniture Co., Inc.	2,200	30,668
	Haverty Furniture Co., Inc. Class A	470	6,571
*	Hawk Corp.	900	10,764
*	Hayes Lemmerz International, Inc.	4,400	10,340
	Hearst-Argyle Television, Inc.	5,500	138,820
*	Hibbett Sporting Goods, Inc.	1,200	37,824
#	Hilton Hotels Corp.	20,200	663,166
*	Hollywood Media Corp.	2,295	9,593
	Home Depot, Inc.	54,500	2,069,365
* #	Home Solutions of America, Inc.	5,785	34,074

5

		Shares	Value†
	Horton (D.R.), Inc.	16,790	$447,286
*	Hot Topic, Inc.	5,385	71,890
* #	Hovnanian Enterprises, Inc. Class A	2,000	71,020
* #	IAC/InterActiveCorp	21,600	788,184
*	Iconix Brand Group, Inc.	4,000	71,960
*	Idearc, Inc.	5,260	144,874
	IHOP Corp.	1,420	74,706
	ILX Resorts, Inc.	300	2,910
*	Image Entertainment, Inc.	3,600	12,600
* #	Infosonics Corp.	2,200	8,844
	Interactive Data Corp.	9,300	217,434
*	Interface, Inc. Class A	4,100	60,926
	International Game Technology	8,660	379,135
	International Speedway Corp. Class A	3,300	171,039
*	Interpublic Group of Companies, Inc.	24,400	292,068
*	Interstate Hotels & Resorts, Inc.	3,700	28,823
*	INVESTools, Inc.	3,876	49,884
*	Isle of Capri Casinos, Inc.	4,200	116,004
*	ITT Educational Services, Inc.	2,100	143,997
	J. Alexander’s Corp.	700	6,090
*	Jack in the Box, Inc.	2,810	172,787
	Jackson Hewitt Tax Service, Inc.	3,400	123,012
*	Jaclyn, Inc.	300	3,075
*	Jakks Pacific, Inc.	1,000	21,850
* #	Jarden Corp.	7,400	273,652
*	Jennifer Convertibles, Inc.	500	2,620
*	Jo-Ann Stores, Inc.	2,900	57,217
	Johnson Controls, Inc.	7,010	570,123
*	Johnson Outdoors, Inc.	1,152	20,966
	Jones Apparel Group, Inc.	8,731	293,362
*	Jos. A. Bank Clothiers, Inc.	1,025	30,740
	Journal Communications, Inc. Class A	200	2,368
	Journal Register Co.	1,100	8,558
*	K2, Inc.	400	5,408
#	KB Home	3,600	186,084
	Kellwood Co.	800	25,000
	Kenneth Cole Productions, Inc. Class A	1,500	35,850
*	Keystone Automotive Industries, Inc.	1,500	53,805
	Kimball International, Inc. Class B	3,300	79,167
*	Kirkland’s, Inc.	3,100	14,291
* #	Kohl’s Corp.	8,410	585,336
	Koss Corp.	200	4,800
* #	Krispy Kreme Doughnuts, Inc.	6,520	63,309
*	KSW, Inc.	600	3,384
	K-Swiss, Inc. Class A	2,200	73,062
*	LaCrosse Footwear, Inc.	583	7,468
*	Lakeland Industries, Inc.	550	7,672
*	Lakes Entertainment, Inc.	3,272	31,084
*	Lamar Advertising Co.	4,500	271,575
	Landry’s Restaurants, Inc.	300	8,475
*	Las Vegas Sands Corp.	100	9,156
*	Laureate Education, Inc.	5,500	285,835
*	Lazare Kaplan International, Inc.	1,000	8,450
#	La-Z-Boy, Inc.	6,510	76,688
	Lear Corp.	8,100	250,695

6

		Shares	Value†
	Lee Enterprises, Inc.	2,200	$63,580
	Leggett & Platt, Inc.	14,950	355,511
	Lennar Corp. Class A	7,300	383,250
	Lennar Corp. Class B	1,800	87,840
*	Lenox Group, Inc.	1,200	7,320
	Levitt Corp. Class A	1,400	17,444
	Libbey, Inc.	1,200	14,004
*	Liberty Global, Inc. Class A	17,800	480,066
*	Liberty Global, Inc. Series C	17,900	468,264
*	Liberty Media Holding Corp. Capital Class A	10,879	956,482
*	Liberty Media Holding Corp. Capital Class B	130	11,407
*	Liberty Media Holding Corp. Interactive Class A	22,998	523,434
*	Liberty Media Holding Corp. Interactive Class B	650	14,761
*	LIFE TIME FITNESS, Inc.	3,000	147,930
	Lifetime Brands, Inc.	2,181	43,838
	Limited Brands, Inc.	14,200	449,998
*	Lin TV Corp.	800	7,240
*	Lincoln Educational Services	2,200	27,258
	Lithia Motors, Inc. Class A	400	10,344
*	Live Nation, Inc.	8,555	183,419
	Liz Claiborne, Inc.	8,520	364,230
*	LKQ Corp.	4,700	107,583
*	Lodgenet Entertainment Corp.	1,600	37,840
*	Lodgian, Inc.	2,900	41,615
	Lone Star Steakhouse & Saloon, Inc.	300	8,262
#	Lowe’s Companies, Inc.	40,440	1,219,670
*	Luby’s, Inc.	1,800	19,800
	M/I Homes, Inc.	1,700	63,376
*	Mace Security International, Inc.	2,500	6,025
*	Maidenform Brands, Inc.	1,400	26,768
	Marine Products Corp.	2,700	29,592
*	MarineMax, Inc.	1,700	45,662
	Marriott International, Inc. Class A	10,400	469,560
	Martha Stewart Living Omnimedia, Inc.	1,400	29,050
*	Marvel Entertainment, Inc.	4,200	118,020
	Mattel, Inc.	14,500	318,275
	Matthews International Corp. Class A	2,800	112,420
*	McCormick & Schmick’s Seafood Restaurants, Inc.	1,700	42,636
	McDonald’s Corp.	31,023	1,302,035
	McGraw-Hill Companies, Inc.	9,020	601,183
#	MDC Holdings, Inc.	2,500	142,825
*	Meade Instruments Corp.	200	414
	Media General, Inc. Class A	1,900	70,205
*	Mediacom Communications Corp.	7,100	57,439
	Meredith Corp.	3,000	162,300
*	Meritage Homes Corp.	2,100	101,976
	Meritage Hospitality Group, Inc.	500	2,422
*	MGM Mirage	22,500	1,209,825
*	Midas, Inc.	900	19,791
*	Mity Enterprises, Inc.	400	7,120
	Modine Manufacturing Co.	4,000	98,400
* #	Mohawk Industries, Inc.	5,720	442,900
	Monaco Coach Corp.	2,200	28,402
*	Monarch Casino & Resort, Inc.	1,500	35,340
	Monro Muffler Brake, Inc.	1,200	44,760

7

		Shares	Value†
* #	Mothers Work, Inc.	480	$19,690
	Movado Group, Inc.	500	12,505
	Movie Gallery, Inc.	3,500	9,940
*	MTR Gaming Group, Inc.	4,000	44,400
*	Multimedia Games, Inc.	4,100	38,376
*	Nathan’s Famous, Inc.	600	7,920
	National Presto Industries, Inc.	900	55,359
*	National RV Holdings, Inc.	800	2,720
#	Nautilus Group, Inc.	2,900	45,066
*	Navarre Corp.	500	2,395
* #	Netflix, Inc.	4,400	129,272
*	Nevada Gold & Casinos, Inc.	700	2,702
*	New Frontier Media, Inc.	2,000	17,940
#	Newell Rubbermaid, Inc.	9,200	262,108
	News Corp. Class A	78,400	1,615,040
	News Corp. Class B	35,672	768,018
	NIKE, Inc. Class B	4,810	475,949
*	Nobel Learning Communities, Inc.	800	8,352
	Nobility Homes, Inc.	200	5,470
	Noble International, Ltd.	1,850	35,057
	Nordstrom, Inc.	6,740	330,395
	NTL, Inc.	7,750	186,697
* #	Nutri/System, Inc.	1,700	117,385
*	NVR, Inc.	400	238,000
	Oakley, Inc.	5,500	101,310
*	Office Depot, Inc.	9,400	355,884
	OfficeMax, Inc.	8,100	381,267
	Omnicom Group, Inc.	4,700	480,152
*	Opinion Research Corp.	500	5,975
	Orleans Homebuilders, Inc.	2,070	29,622
	OSI Restaurant Partners, Inc.	5,600	218,960
*	O’Charleys, Inc.	2,900	58,290
* #	O’Reilly Automotive, Inc.	6,200	196,354
*	Outdoor Channel Holdings, Inc.	2,249	28,922
* #	Overstock.com, Inc.	3,500	50,365
	Oxford Industries, Inc.	1,300	66,066
*	P & F Industries, Inc. Class A	300	3,117
*	P.F. Chang’s China Bistro, Inc.	1,400	50,540
*	Pacific Sunwear of California, Inc.	5,000	98,400
*	Palm Harbor Homes, Inc.	2,200	30,184
*	Panera Bread Co.	1,600	91,920
*	Papa John’s International, Inc.	3,800	117,800
*	Payless ShoeSource, Inc.	7,120	222,073
*	PC Mall, Inc.	1,700	16,014
*	Penn National Gaming, Inc.	7,300	269,881
	Penney (J.C.) Co., Inc.	5,800	448,572
*	Perry Ellis International, Inc.	1,100	41,745
*	PetMed Express, Inc.	900	11,574
	PETsMART, Inc.	8,800	260,304
	Phillips-Van Heusen Corp.	5,600	276,248
*	Phoenix Footwear Group, Inc.	900	3,762
	Pier 1 Imports, Inc.	6,600	43,890
*	Pinnacle Entertainment, Inc.	6,095	198,148
*	Playboy Enterprises, Inc. Class A	400	4,560
*	Playboy Enterprises, Inc. Class B	2,110	24,497

8

		Shares	Value†
*	Point.360	648	$1,108
	Polaris Industries, Inc.	2,031	91,436
	Polo Ralph Lauren Corp.	1,900	148,580
*	Pomeroy IT Solutions, Inc.	1,700	12,580
#	Pool Corp.	3,100	127,007
#	Pre-Paid Legal Services, Inc.	700	29,064
*	Priceline.com, Inc.	3,600	142,164
*	Princeton Review, Inc.	2,788	14,776
*	Progressive Gaming International Corp.	3,300	26,400
*	Proliance International, Inc.	2,300	8,579
*	ProQuest Co.	1,100	15,235
	Pulte Homes, Inc.	14,700	495,978
*	QEP Co., Inc.	352	2,313
*	Quaker Fabric Corp.	200	184
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	5,812	10,229
* #	Quiksilver, Inc.	15,110	219,850
#	R.H. Donnelley Corp.	4,114	255,068
*	Radio One, Inc. Class D	5,800	37,642
	RadioShack Corp.	12,700	222,631
*	Rare Hospitality International, Inc.	4,200	135,954
*	RC2 Corp.	2,800	120,036
*	RCN Corp.	4,610	138,577
	Reader’s Digest Association, Inc.	4,100	68,675
*	Reading International, Inc. Class A	2,100	17,514
*	Red Lion Hotels Corp.	2,555	31,426
*	Red Robin Gourmet Burgers, Inc.	2,100	72,177
*	RedEnvelope, Inc.	1,100	8,426
*	Regent Communications, Inc.	600	1,872
#	Regis Corp.	4,400	168,564
*	Rent-A-Center, Inc.	8,310	227,195
*	Rentrak Corp.	876	12,912
*	Restoration Hardware, Inc.	3,900	33,306
*	Retail Ventures, Inc.	4,200	79,926
*	Rex Stores Corp.	200	3,360
*	Rockford Corp.	700	1,190
*	Rocky Brands, Inc.	500	7,055
	Ross Stores, Inc.	7,400	229,326
*	Rubio’s Restaurants, Inc.	784	7,746
	Ruby Tuesday, Inc.	4,400	118,756
	Russ Berrie & Co., Inc.	2,005	32,180
	Ryland Group, Inc.	3,300	174,075
*	Saga Communications, Inc. Class A	1,353	12,082
	Saks, Inc.	15,100	309,852
	Salem Communications Corp.	2,800	34,608
*	Sally Beauty Holdings, Inc	4,500	41,670
*	Salton, Inc.	2,000	5,620
	Sauer-Danfoss, Inc.	5,636	174,434
*	Scholastic Corp.	5,000	166,600
* #	Scientific Games Corp.	4,501	130,754
	Scripps (E.W.) Co.	6,800	332,248
*	Sears Holdings Corp.	5,500	942,810
* #	Select Comfort Corp.	2,800	48,468
	Service Corp. International	32,260	318,406
* #	Sharper Image Corp.	2,100	20,349
#	Sherwin-Williams Co.	4,900	306,495

9

		Shares	Value†
*	Shiloh Industries, Inc.	2,500	$41,650
*	Shoe Carnival, Inc.	200	5,392
* #	Shuffle Master, Inc.	1,600	49,824
*	Silverleaf Resorts, Inc.	5,500	22,220
	Sinclair Broadcast Group, Inc. Class A	6,500	64,675
* #	Sirius Satellite Radio, Inc.	33,600	143,136
*	Six Flags, Inc.	2,500	13,525
*	Skechers U.S.A., Inc. Class A	2,500	73,750
	Skyline Corp.	1,100	46,079
*	Smith & Wesson Holding Corp.	1,900	24,795
*	Smith & Wollensky Restaurant Group, Inc.	1,600	7,872
	Snap-On, Inc.	5,100	242,250
	Sonic Automotive, Inc.	3,470	99,034
*	Sonic Corp.	4,912	115,334
#	Sotheby’s Class A	2,900	90,161
*	Source Interlink Companies, Inc.	6,300	56,196
*	Spanish Broadcasting System, Inc.	6,700	28,341
	Spartan Motors, Inc.	1,300	29,042
	Speedway Motorsports, Inc.	5,100	193,290
*	Sport Chalet, Inc. Class A	1,699	16,225
*	Sport Chalet, Inc. Class B	200	1,920
	Stage Stores, Inc.	3,931	129,880
*	Stamps.com, Inc.	1,800	28,098
	Standard Motor Products, Inc.	1,800	24,804
	Standard Pacific Corp.	2,300	59,018
	Stanley Furniture, Inc.	1,200	26,436
	Staples, Inc.	20,760	528,757
*	Starbucks Corp.	21,660	764,381
*	Starwood Hotels & Resorts Worldwide, Inc.	14,000	898,380
	Station Casinos, Inc.	2,800	190,512
	Stein Mart, Inc.	3,900	61,230
*	Steinway Musical Instruments, Inc.	1,200	35,040
	Steven Madden, Ltd.	2,100	77,217
	Stewart Enterprises, Inc.	1,400	8,960
*	Stoneridge, Inc.	3,375	24,435
*	Strattec Security Corp.	512	22,211
	Strayer Education, Inc.	800	88,040
	Stride Rite Corp.	4,200	65,646
	Sturm Ruger & Co., Inc.	3,500	36,540
*	Sunterra Corp.	200	2,080
	Sun-Times Media Group, Inc. Class A	6,000	29,220
#	Superior Industries International, Inc.	2,781	54,869
	Superior Uniform Group, Inc.	900	11,925
*	Syms Corp.	600	11,022
* #	Syntax-Brillian Corp.	2,741	22,942
*	Systemax, Inc.	4,356	58,850
	Talbots, Inc.	4,210	104,913
	Tandy Brand Accessories, Inc.	900	10,737
*	Tandy Leather Factory, Inc.	616	4,836
	Target Corp.	22,000	1,277,980
	Tarragon Corp.	1,887	23,569
*	Tarrant Apparel Group	300	405
	Technical Olympic USA, Inc.	2,800	26,096
*	Tempur-Pedic International, Inc.	4,800	101,184
*	Tenneco Automotive, Inc.	4,100	96,678

10

		Shares	Value†
*	The Children’s Place Retail Stores, Inc.	2,500	$161,300
* #	The DIRECTV Group, Inc.	31,300	712,075
*	The Dress Barn, Inc.	5,400	130,788
*	The Hallwood Group, Inc.	200	18,498
	The Marcus Corp.	200	5,090
	The McClatchey Co.	6,715	279,814
#	The Men’s Wearhouse, Inc.	3,900	149,370
#	The New York Times Co. Class A	13,400	323,476
	The Pep Boys - Manny, Moe & Jack	4,800	64,800
	The Stanley Works	4,200	214,284
*	The Steak n Shake Co.	3,000	51,660
	The TJX Companies, Inc.	12,200	334,524
	Thor Industries, Inc.	4,600	208,196
	Tiffany & Co.	7,200	276,696
	Tim Hortons, Inc.	5,958	183,983
*	Timberland Co. Class A	3,125	97,656
	Time Warner, Inc.	143,040	2,880,826
*	TiVo, Inc.	7,741	44,124
*	Toll Brothers, Inc.	9,200	296,240
* #	Tractor Supply Co.	3,400	161,840
	Traffix, Inc.	2,000	10,520
	Triarc Companies, Inc. Class A	2,500	51,450
	Triarc Companies, Inc. Class B	5,400	101,196
#	Tribune Co.	17,900	569,220
*	Triple Crown Media, Inc.	548	3,781
* #	True Religion Apparel, Inc.	1,000	15,200
*	Trump Entertainment Resorts, Inc.	3,600	76,752
*	TRW Automotive Holdings Corp.	11,100	275,724
	Tuesday Morning Corp.	2,400	42,240
	Tupperware Corp.	5,800	123,134
*	Tween Brands, Inc.	2,800	117,376
*	Unifi, Inc.	1,600	3,472
	Unifirst Corp.	1,200	49,800
	United Auto Group, Inc.	10,500	246,435
*	United Retail Group, Inc.	2,000	29,160
*	Universal Electronics, Inc.	1,800	37,800
*	Universal Technical Institute, Inc.	1,100	22,605
* #	Univision Communications, Inc. Class A	11,300	402,167
*	Urban Outfitters, Inc.	2,500	55,700
	V.F. Corp.	6,150	482,098
*	Vail Resorts, Inc.	4,800	211,296
*	Valassis Communications, Inc.	1,800	27,828
	Value Line, Inc.	405	23,579
*	ValueVision Media, Inc. Class A	4,710	62,266
*	Varsity Group, Inc.	2,400	3,768
*	VCG Holding Corp.	100	379
*	Vertrue, Inc.	900	34,479
*	Viacom, Inc. Class A	1,400	52,640
*	Viacom, Inc. Class B	18,500	693,935
*	Virco Manufacturing Corp.	1,200	7,176
	Visteon Corp.	12,400	99,696
*	Warnaco Group, Inc.	3,910	101,347
	Warner Music Group Corp.	5,300	134,726
	Washington Post Co.	610	448,289
* #	WCI Communities, Inc.	3,400	63,172

11

		Shares	Value†
	Weight Watchers International, Inc.	3,000	$146,820
*	Wells-Gardner Electronics Corp.	900	3,303
	Wendy’s International, Inc.	9,200	299,644
*	West Marine, Inc.	2,600	44,980
	Westwood One, Inc.	2,700	17,793
*	Wet Seal, Inc. Class A	5,600	40,656
	Weyco Group, Inc.	1,300	32,006
#	Whirlpool Corp.	6,600	562,980
	Wiley (John) & Sons, Inc. Class A	4,500	179,010
	Wiley (John) & Sons, Inc. Class B	444	17,815
#	Williams-Sonoma, Inc.	7,000	222,040
*	Wilsons The Leather Experts, Inc.	6,800	15,504
*	Winmark Corp.	200	4,430
#	Winnebago Industries, Inc.	2,634	91,663
* #	WMS Industries, Inc.	2,500	86,950
	Wolverine World Wide, Inc.	5,300	154,018
	World Wrestling Entertainment, Inc.	1,800	28,692
*	Wyndham Worldwide Corp.	24,880	789,691
#	Wynn Resorts, Ltd.	3,200	281,120
	Xerium Technologies, Inc.	200	2,038
*	XM Satellite Radio Holdings, Inc.	5,500	79,420
	Yankee Candle Co., Inc.	1,900	64,714
*	Young Broadcasting, Inc. Class A	2,900	6,351
	Yum! Brands, Inc.	6,920	423,435
*	Zale Corp.	5,900	181,543
Total Consumer Discretionary			91,087,759

Consumer Staples — (6.5%)
*	Alberto-Culver Co.	4,500	90,315
	Alico, Inc.	600	34,194
*	Alliance One International, Inc.	11,600	75,168
	Altria Group, Inc.	54,240	4,567,550
#	American Italian Pasta Co.	2,500	21,075
	Andersons, Inc.	1,200	49,440
	Anheuser-Busch Companies, Inc.	19,750	938,322
	Archer-Daniels-Midland Co.	23,700	831,870
	Arden Group, Inc. Class A	300	38,997
#	Avon Products, Inc.	11,300	368,832
*	BJ’s Wholesale Club, Inc.	7,200	232,560
*	Boston Beer Co., Inc. Class A	700	25,242
*	Bridgford Foods Corp.	1,099	7,286
	Brown-Forman Corp. Class A	1,700	119,833
#	Brown-Forman Corp. Class B	2,400	166,680
*	Cagle’s, Inc. Class A	500	3,825
	Calavo Growers, Inc.	1,386	14,830
	Cal-Maine Foods, Inc.	2,993	24,782
#	Campbell Soup Co.	10,600	403,542
*	Carrington Laboratories, Inc.	245	1,014
	Casey’s General Stores, Inc.	6,600	164,274
	CCA Industries, Inc.	500	5,825
* #	Central European Distribution Corp.	4,300	123,195
* #	Central Garden & Pet Co.	2,100	109,620
*	Chattem, Inc.	1,270	61,900
	Chiquita Brands International, Inc.	4,100	58,630
	Church & Dwight Co., Inc.	5,000	209,550

12

		Shares	Value†
	Clorox Co.	5,320	$340,480
	Coca-Cola Bottling Co. Consolidated	700	44,191
	Coca-Cola Co.	60,040	2,811,673
	Coca-Cola Enterprises, Inc.	40,230	822,703
	Colgate-Palmolive Co.	12,900	839,145
	ConAgra, Inc.	30,500	783,850
* #	Constellation Brands, Inc. Class A	16,600	464,468
*	Constellation Brands, Inc. Class B	1,533	42,909
	Corn Products International, Inc.	8,500	308,720
	Costco Wholesale Corp.	12,108	632,764
*	Cuisine Solutions, Inc.	500	2,865
#	CVS Corp.	22,300	641,571
*	Darling International, Inc.	10,900	49,704
*	Dean Foods Co.	11,030	472,305
	Del Monte Foods Co.	22,210	250,751
	Delta & Pine Land Co.	1,500	60,825
*	Elizabeth Arden, Inc.	2,700	49,680
*	Energizer Holdings, Inc.	2,600	171,834
	Estee Lauder Companies, Inc.	4,500	185,805
	Farmer Brothers Co.	2,048	43,028
	Flowers Foods, Inc.	5,300	141,192
*	Galaxy Nutritional Foods, Inc.	100	57
	General Mills, Inc.	9,140	511,383
*	Gold Kist, Inc.	600	11,886
	Golden Enterprises, Inc.	1,328	4,077
#	Great Atlantic & Pacific Tea Co., Inc.	4,400	115,720
*	Green Mountain Coffee, Inc.	600	29,520
*	Griffin Land & Nurseries, Inc. Class A	329	10,202
*	Hain Celestial Group, Inc.	4,700	141,188
	Heinz (H.J.) Co.	8,500	377,825
*	Hines Horticulture, Inc.	1,500	2,025
	Hormel Foods Corp.	7,620	288,646
	Ingles Market, Inc. Class A	511	15,212
* #	Integrated Biopharma, Inc.	500	3,575
	Inter Parfums, Inc.	1,700	34,272
	J & J Snack Foods Corp.	2,270	86,896
	J. M. Smucker Co.	6,600	317,328
*	Katy Industries, Inc.	519	1,427
	Kellogg Co.	10,200	507,756
	Kimberly-Clark Corp.	11,800	784,346
#	Kraft Foods, Inc.	17,630	617,931
	Lancaster Colony Corp.	2,400	102,576
	Lance, Inc.	2,500	47,800
* #	Lifeway Foods, Inc.	800	6,992
	Loews Corp. - Carolina Group	3,800	237,006
	Longs Drug Stores Corp.	4,600	189,014
	Mannatech, Inc.	1,600	23,872
*	Maui Land & Pineapple Co., Inc.	1,000	31,800
	McCormick & Co., Inc.	4,410	170,755
	McCormick & Co., Inc. Voting Common	400	15,480
*	Medifast, Inc.	670	8,743
	MGP Ingredients, Inc.	1,450	31,624
#	Molson Coors Brewing Co.	5,210	370,327
#	Nash Finch Co.	900	23,805
	National Beverage Corp.	3,300	41,712

13

		Shares	Value†
*	Natrol, Inc.	100	$208
*	Natural Alternatives International, Inc.	900	7,767
*	Natural Health Trends Corp.	300	423
	Nature’s Sunshine Products, Inc.	200	2,240
*	NBTY, Inc.	7,500	272,625
	Nu Skin Enterprises, Inc. Class A	4,400	84,392
	Oil-Dri Corp. of America	625	11,219
*	Omega Protein Corp.	3,800	27,322
* #	Pantry, Inc.	2,900	142,158
* #	Parlux Fragrances, Inc.	1,000	6,600
*	Pathmark Stores, Inc.	4,800	54,192
*	Peet’s Coffee & Tea, Inc.	1,100	27,995
	Pepsi Bottling Group, Inc.	21,050	659,286
	PepsiAmericas, Inc.	14,810	308,640
	PepsiCo, Inc.	42,230	2,616,993
*	Performance Food Group Co.	4,300	116,358
	Pilgrim’s Pride Corp.	8,200	209,264
*	Playtex Products, Inc.	5,600	83,216
*	PriceSmart, Inc.	3,800	65,474
	Procter & Gamble Co.	85,160	5,347,196
*	Pyramid Breweries, Inc.	1,036	3,419
	Ralcorp Holdings, Inc.	2,200	111,430
*	Redhook Ale Brewery, Inc.	900	4,500
	Reliv International, Inc.	500	4,470
*	Revlon, Inc.	13,067	21,299
	Reynolds American, Inc.	7,800	501,072
* #	Rite Aid Corp.	63,200	300,200
	Rocky Mountain Chocolate Factory, Inc.	288	4,190
	Ruddick Corp.	6,100	170,068
#	Safeway, Inc.	22,030	678,744
*	San Filippo (John B.) & Son, Inc.	800	8,752
	Sanderson Farms, Inc.	2,500	69,125
	Sara Lee Corp.	19,700	326,626
*	Schiff Nutrition International, Inc.	1,640	10,398
*	Seneca Foods Corp. Class A	373	9,651
*	Seneca Foods Corp. Class B	200	5,402
*	Smart & Final Food, Inc.	4,000	72,240
*	Smithfield Foods, Inc.	12,940	341,357
	Spartan Stores, Inc.	2,101	44,184
*	Spectrum Brands, Inc.	2,300	20,332
*	Star Scientific, Inc.	4,900	17,983
	Supervalu, Inc.	17,448	597,768
#	Sysco Corp.	15,900	570,015
	Tasty Baking Co.	1,100	10,164
	The Hershey Co.	6,200	328,414
	The Kroger Co.	18,800	403,448
	The Topps Co., Inc.	4,600	40,388
*	Tofutti Brands, Inc.	100	315
	Tootsie Roll Industries, Inc.	2,727	88,491
	Tyson Foods, Inc. Class A	22,300	354,347
*	United Natural Foods, Inc.	3,900	138,216
	United-Guardian, Inc.	100	985
	Universal Corp.	2,300	107,111
*	USANA Health Services, Inc.	900	43,542
	UST, Inc.	5,800	324,684

14

		Shares	Value†
#	Vector Group, Ltd.	4,995	$89,161
	Village Super Market, Inc.	229	16,144
*	Vita Food Products, Inc.	258	544
	Walgreen Co.	25,900	1,048,691
	Wal-Mart Stores, Inc.	119,000	5,485,900
	WD-40 Co.	1,300	42,250
	Weis Markets, Inc.	3,300	133,386
#	Whole Foods Market, Inc.	5,700	278,160
*	Wild Oats Markets, Inc.	2,500	37,850
	Wrigley (Wm.) Jr. Co.	4,950	259,578
*	Zapata Corp.	1,900	11,438
Total Consumer Staples			46,251,592

Energy — (7.9%)
*	Abraxas Petroleum Corp.	2,500	10,600
	Adams Resources & Energy, Inc.	700	21,175
*	Allis-Chalmers Energy, Inc.	2,300	48,530
*	American Oil & Gas, Inc.	2,200	17,490
	Anadarko Petroleum Corp.	16,440	811,478
	Apache Corp.	11,630	813,286
#	Arch Coal, Inc.	5,300	190,270
*	Arena Resources, Inc.	1,200	52,440
*	Atlas America, Inc.	900	43,740
* #	ATP Oil & Gas Corp.	1,700	76,925
*	Atwood Oceanics, Inc.	2,600	128,882
	Baker Hughes, Inc.	8,450	620,483
	Barnwell Industries, Inc.	670	15,068
	Berry Petroleum Corp. Class A	3,600	117,900
	BJ Services Co.	10,900	368,093
*	Bolt Technology Corp.	470	9,447
*	Boots & Coots International Well Control, Inc.	15,700	29,045
*	Brigham Exploration Co.	2,650	22,816
*	Bristow Group, Inc.	500	17,785
	Cabot Oil & Gas Corp.	5,200	323,076
*	Callon Petroleum Co.	700	11,291
*	Cameron International Corp.	3,400	184,688
#	CARBO Ceramics, Inc.	1,400	54,474
*	Carrizo Oil & Gas, Inc.	2,200	73,260
* #	Cheniere Energy, Inc.	2,900	89,204
	Chesapeake Energy Corp.	33,509	1,140,311
	Chevron Corp.	82,060	5,934,579
	Cimarex Energy Co.	9,140	343,755
	CKX Lands, Inc.	144	2,092
*	Clayton Williams Energy, Inc.	900	35,541
*	CNX Gas Corp.	5,600	155,680
*	Complete Production Services, Inc.	5,400	118,854
*	Comstock Resources, Inc.	5,310	162,061
	ConocoPhillips	59,203	3,984,362
#	CONSOL Energy, Inc.	6,500	238,615
*	Contango Oil & Gas Co.	1,300	30,186
#	Crosstex Energy, Inc.	1,400	135,884
*	Dawson Geophysical Co.	1,070	38,830
*	Delta Petroleum Corp.	3,981	120,306
* #	Denbury Resources, Inc.	9,900	290,565
	Devon Energy Corp.	27,900	2,047,023

15

		Shares	Value†
#	Diamond Offshore Drilling, Inc.	4,700	$364,814
* #	Dresser-Rand Group, Inc.	6,700	162,207
*	Dril-Quip, Inc.	3,400	143,922
*	Dune Energy, Inc.	3,800	9,842
*	Edge Petroleum Corp.	1,100	21,835
#	El Paso Corp.	24,890	363,394
*	Encore Acquisition Co.	6,500	176,540
*	Endeavour International Corp.	18,100	41,630
*	Energy Partners, Ltd.	2,700	65,610
	ENSCO International, Inc.	12,400	643,064
#	EOG Resources, Inc.	5,800	409,074
* #	Evergreen Energy, Inc.	5,900	51,920
	Exxon Mobil Corp.	155,025	11,907,470
*	FMC Technologies, Inc.	3,200	192,032
*	Forest Oil Corp.	7,010	249,135
	Foundation Coal Holdings, Inc.	200	7,422
	Frontier Oil Corp.	9,300	294,252
*	FX Energy, Inc.	1,700	11,900
* #	Gasco Energy, Inc.	3,800	10,108
*	Giant Industries, Inc.	1,500	115,635
*	GMX Resources, Inc.	731	31,937
* #	Goodrich Petroleum Corp.	1,300	57,148
* #	Grant Prideco, Inc.	4,700	205,954
*	Grey Wolf, Inc.	23,700	167,796
	Gulf Island Fabrication, Inc.	1,700	63,971
*	Gulfmark Offshore, Inc.	2,400	96,648
*	Gulfport Energy Corp.	2,800	33,432
	Halliburton Co.	26,385	890,230
*	Hanover Compressor Co.	11,620	229,495
*	Harvest Natural Resources, Inc.	4,600	47,150
* #	Helix Energy Solutions Group, Inc.	7,366	270,921
	Helmerich & Payne, Inc.	9,700	257,729
#	Hess Corp.	23,100	1,161,237
	Holly Corp.	2,864	154,685
*	Hornbeck Offshore Services, Inc.	3,300	124,542
*	Houston American Energy Corp.	2,200	12,870
*	Houston Exploration Co.	2,000	112,240
	Hugoton Royalty Trust	315	8,785
*	Hydril Co.	1,800	136,188
*	Infinity, Inc.	2,100	7,875
* #	Input/Output, Inc.	8,416	91,314
	Kinder Morgan, Inc.	3,200	335,840
*	Lone Star Technologies, Inc.	3,900	204,594
	Lufkin Industries, Inc.	1,210	70,785
	Marathon Oil Corp.	13,010	1,227,884
*	Mariner Energy, Inc.	10,723	224,647
	MarkWest Hydrocarbon, Inc.	550	23,116
#	Massey Energy Co.	5,600	154,112
*	Matrix Service Co.	1,900	30,362
* #	McMoran Exploration Co.	2,400	37,704
*	Meridian Resource Corp.	7,300	25,915
*	Metretek Technologies, Inc.	1,570	22,357
*	Mexco Energy Corp.	111	776
*	Mitcham Industries, Inc.	700	8,750
	Murphy Oil Corp.	15,450	838,626

16

		Shares	Value†
*	NATCO Group, Inc. Class A	1,800	$62,046
*	National-Oilwell, Inc.	14,150	941,116
*	Natural Gas Services Group	1,400	21,938
*	Newfield Exploration Co.	10,720	533,534
*	Newpark Resources, Inc.	6,800	41,820
	Noble Energy, Inc.	14,550	778,425
*	NS Group, Inc.	1,700	112,455
	Occidental Petroleum Corp.	30,524	1,536,578
*	Oceaneering International, Inc.	4,600	200,606
*	Oil States International, Inc.	4,810	167,436
*	OMNI Energy Services Corp.	800	8,080
	Overseas Shipholding Group, Inc.	4,410	253,840
	Panhandle Royalty Co.	605	11,313
*	Parallel Petroleum Corp.	2,000	39,500
*	Parker Drilling Co.	6,100	58,743
	Patterson-UTI Energy, Inc.	9,800	271,558
	Peabody Energy Corp.	9,700	446,297
	Penn Virginia Corp.	1,470	110,823
*	Petrohawk Energy Corp.	15,550	201,683
*	Petroleum Development Corp.	1,400	59,122
*	PetroQuest Energy, Inc.	5,500	68,970
*	PHI, Inc.	252	8,442
*	PHI, Inc. Non-Voting	1,500	50,790
*	Pioneer Drilling Co.	3,800	55,024
	Pioneer Natural Resources Co.	10,307	448,870
*	Plains Exploration & Production Co.	6,500	306,020
	Pogo Producing Co.	5,410	286,297
*	Pride International, Inc.	13,440	433,978
*	Quest Resource Corp.	2,500	28,175
* #	Quicksilver Resources, Inc.	5,100	215,781
	Range Resources Corp.	11,700	363,753
* #	Rentech, Inc.	7,500	30,150
#	Rowan Companies, Inc.	7,620	274,472
*	Royale Energy, Inc.	400	1,720
	RPC, Inc.	3,000	67,500
*	SEACOR Holdings, Inc.	2,700	254,259
#	Smith International, Inc.	8,100	343,116
*	Southwestern Energy Co.	6,980	294,067
	St. Mary Land & Exploration Co.	4,800	192,384
*	Stone Energy Corp.	700	27,314
* #	SulphCo, Inc.	3,200	16,000
	Sunoco, Inc.	5,700	388,512
*	Superior Energy Services, Inc.	6,800	221,476
*	Swift Energy Corp.	3,600	183,996
* #	Syntroleum Corp.	1,800	4,752
	Tesoro Petroleum Corp.	5,710	402,269
*	Teton Energy Corp.	1,200	6,300
*	TETRA Technologies, Inc.	3,400	87,856
*	TGC Industries, Inc.	1,415	11,009
#	The Williams Companies, Inc.	14,910	413,902
#	Tidewater, Inc.	6,100	337,513
* #	Toreador Resources Corp.	1,100	26,961
* #	Transmeridian Exploration, Inc.	9,474	31,738
*	Trico Marine Services, Inc.	1,900	69,065
* #	Tri-Valley Corp.	1,100	9,086

17

		Shares	Value†
*	Unit Corp.	5,200	$265,356
*	Universal Compression Holdings, Inc.	3,400	214,030
	USEC, Inc.	8,420	104,913
*	VAALCO Energy, Inc.	4,700	39,433
	Valero Energy Corp.	21,830	1,202,178
*	Veritas DGC, Inc.	2,700	211,059
*	Warren Resources, Inc.	100	1,337
*	Warrior Energy Service Corp.	900	26,145
*	Westmoreland Coal Co.	400	8,844
*	W-H Energy Services, Inc.	2,500	119,375
*	Whiting Petroleum Corp.	4,600	220,800
*	Whittier Energy Corp.	1,100	8,195
	World Fuel Services Corp.	2,462	119,407
	XTO Energy, Inc.	8,700	440,220
Total Energy			56,339,233

Financials — (20.0%)
*	1st Constitution Bancorp	410	7,774
	1st Independence Financial Group, Inc.	200	3,400
	1st Source Corp.	2,691	84,148
	21st Century Holding Co.	688	18,149
	21st Century Insurance Group	10,540	180,129
	A.G. Edwards, Inc.	6,300	364,455
	Abigail Adams National Bancorp, Inc.	389	5,213
	Access National Corp.	700	6,685
* #	Accredited Home Lenders Holding Co.	2,700	80,001
	Advanta Corp. Class A	1,200	50,028
	Advanta Corp. Class B Non-Voting	2,200	100,364
* #	Affiliated Managers Group, Inc.	2,300	234,853
	AFLAC, Inc.	12,051	531,931
	Alabama National Bancorporation	2,200	150,656
	Alfa Corp.	9,464	183,412
*	Allegheny Corp.	710	243,246
	Alliance Financial Corp.	365	11,205
	Allstate Corp.	22,700	1,440,996
	AMBAC Financial Group, Inc.	9,410	805,872
	Amcore Financial, Inc.	3,000	95,520
	Ameriana Bancorp	400	5,492
	American Bancorp of New Jersey, Inc.	1,900	23,180
#	American Capital Strategies, Ltd.	11,720	530,682
	American Equity Investment Life Holding Co.	4,950	64,350
	American Express Co.	29,730	1,745,746
	American Financial Group, Inc.	6,843	357,273
*	American Independence Corp.	761	8,006
	American International Group, Inc.	103,840	7,302,029
	American National Bankshares, Inc.	624	14,539
	American National Insurance Co.	3,137	358,151
*	American Physicians Capital, Inc.	450	17,964
	American River Bankshares	781	19,611
*	American Spectrum Realty, Inc.	96	2,146
	American West Bancorporation	1,600	34,992
* #	AmeriCredit Corp.	14,100	330,645
	Ameriprise Financial, Inc.	20,152	1,090,223
	Ameris Bancorp	1,600	44,656
*	AmeriServe Financial, Inc.	3,436	16,974
	Anchor Bancorp Wisconsin, Inc.	2,715	77,812

18

		Shares	Value†
	AON Corp.	26,300	$938,384
*	Argonaut Group, Inc.	4,100	138,908
	Arrow Financial Corp.	1,136	27,877
*	Asset Acceptance Capital Corp.	3,200	53,280
#	Associated Banc-Corp	10,930	363,313
	Assurant, Inc.	11,230	617,201
#	ASTA Funding, Inc.	1,300	42,796
	Astoria Financial Corp.	11,100	331,890
*	Atlantic American Corp.	1,832	5,221
	Atlantic Coast Federal Corp.	1,529	27,522
	Baldwin & Lyons, Inc. Class A	227	6,002
	Baldwin & Lyons, Inc. Class B	1,717	45,930
	BancFirst Corp.	1,800	95,886
	Bancorp Rhode Island, Inc.	800	34,600
	BancorpSouth, Inc.	8,800	229,240
*	Bancshares of Florida, Inc.	1,529	31,926
	Bank Mutual Corp.	7,320	88,718
	Bank of America Corp.	166,700	8,976,795
	Bank of Commerce Holdings	868	10,290
	Bank of Granite Corp.	2,172	40,508
	Bank of Hawaii Corp.	4,200	216,846
	Bank of New York Co., Inc.	18,700	664,598
	Bank of the Ozarks, Inc.	1,500	49,125
	BankAtlantic Bancorp, Inc. Class A	6,900	90,183
	BankFinancial Corp.	3,056	53,511
	BankUnited Financial Corp. Class A	4,800	122,400
	Banner Corp.	200	9,132
	Bar Harbor Bankshares	200	6,191
	BB&T Corp.	19,360	832,674
*	Beach First National Bancshares, Inc.	400	10,488
	Bear Stearns Companies, Inc.	4,400	670,912
	Berkley (W.R.) Corp.	11,200	392,784
	Berkshire Bancorp, Inc.	1,000	16,185
	Berkshire Hills Bancorp, Inc.	1,100	37,103
	Beverly Hills Bancorp, Inc.	3,034	26,335
*	BFC Financial Corp.	2,200	14,630
	Blackrock, Inc.	1,900	272,403
*	BNCCORP, Inc.	200	2,600
	BOK Financial Corp.	7,988	430,473
	Boston Private Financial Holdings, Inc.	4,500	122,175
	Bristol West Holdings, Inc.	3,110	48,174
	Brooke Corp.	1,300	14,638
#	Brookline Bancorp, Inc.	7,517	101,479
	Brown & Brown, Inc.	5,100	147,900
*	Brunswick Bancorp	200	2,684
	Bryn Mawr Bank Corp.	700	17,024
	C&F Financial Corp.	200	8,100
	Cadence Financial Corp.	1,717	36,315
	California First National Bancorp	1,006	14,084
	Camco Financial Corp.	900	11,565
	Camden National Corp.	600	26,946
	Capital Bank Corp.	1,800	31,140
	Capital City Bank Group, Inc.	2,084	70,919
	Capital Corp. of the West	800	25,576
*	Capital Crossing Bank	100	2,950

19

		Shares	Value†
	Capital One Financial Corp.	11,030	$859,016
	Capital Properties, Inc.	300	7,320
	Capital Southwest Corp.	475	61,427
	Capitol Bancorp, Ltd.	2,000	89,600
	Capitol Federal Financial	6,200	231,136
	Cardinal Financial Corp.	3,600	35,820
	Carrollton Bancorp	200	3,580
	Carver Bancorp, Inc.	200	3,206
	Cash America International, Inc.	2,900	128,151
* #	Cash Systems, Inc.	1,000	6,520
#	Cathay General Bancorp	5,700	195,852
*	CB Richard Ellis Group, Inc.	7,200	237,096
* #	Centennial Bank Holdings, Inc.	7,200	68,616
	Center Bancorp, Inc.	1,900	30,400
	Center Financial Corp.	1,400	31,402
	Centerstate Banks of Florida, Inc.	1,300	27,274
	Central Bancorp, Inc.	62	2,024
	Central Pacific Financial Corp.	3,765	141,075
	Central Virginia Bankshares, Inc.	210	5,767
*	Centrue Financial Corp.	476	9,215
	Century Bancorp, Inc. Class A	199	5,273
	CFS Bancorp, Inc.	1,100	15,741
#	Charter Financial Corp.	1,876	96,145
	Chemical Financial Corp.	2,900	94,714
	Chittenden Corp.	5,610	168,749
	Chubb Corp.	15,020	777,435
	Cincinnati Financial Corp.	14,230	630,104
	CIT Group, Inc.	16,540	860,245
	Citigroup, Inc.	178,345	8,844,129
#	Citizens Banking Corp.	5,300	142,252
	Citizens First Bancorp, Inc.	1,234	36,082
	Citizens Holding Co.	500	11,090
	Citizens South Banking Corp.	903	11,513
* #	Citizens, Inc.	6,470	41,473
	City Holding Co.	1,900	75,050
#	City National Corp.	5,300	359,446
	Clark, Inc.	300	4,920
	Clifton Savings Bancorp, Inc.	3,610	43,320
*	CNA Financial Corp.	23,150	891,275
*	CNA Surety Corp.	5,543	110,638
	CNB Financial Corp.	900	12,447
	CoBiz, Inc.	1,800	41,742
	Codorus Valley Bancorp, Inc.	220	4,410
	Cohen & Steers, Inc.	2,000	75,900
*	Colonial Bankshares, Inc.	341	4,603
	Colony Bankcorp, Inc.	370	6,797
	Columbia Bancorp	930	23,501
	Columbia Banking System, Inc.	2,000	67,260
	Comerica, Inc.	13,400	780,550
	Comm Bancorp, Inc.	200	8,560
	Commerce Bancorp, Inc.	9,850	342,386
	Commerce Bancshares, Inc.	5,202	252,802
	Commerce Group, Inc.	7,400	225,774
	Commercial Bancshares, Inc.	500	19,120
	Commercial National Financial Corp.	300	6,102
	Commonwealth Bankshares, Inc.	554	15,124
*	Community Bancorp	290	8,813

20

		Shares	Value†
	Community Bank System, Inc.	3,610	$86,784
	Community Banks, Inc.	2,475	67,864
	Community Bankshares, Inc.	500	8,275
	Community Capital Corp.	300	6,232
	Community Central Bank Corp.	349	4,188
	Community Trust Bancorp, Inc.	1,600	64,656
	Community West Bancshares	500	7,875
	Compass Bancshares, Inc.	6,830	390,266
* #	CompuCredit Corp.	5,800	218,428
*	Conseco, Inc.	16,700	332,163
	Consolidated-Tokoma Land Co.	400	28,700
*	Consumer Portfolio Services, Inc.	2,400	16,464
	Cooperative Bankshares, Inc.	650	11,875
#	Corus Bankshares, Inc.	5,400	121,014
	Countrywide Financial Corp.	21,800	865,896
*	Cowlitz Bancorporation	473	7,897
	Crawford & Co. Class A	2,358	14,077
	Crawford & Co. Class B	2,630	19,067
	Cullen Frost Bankers, Inc.	4,600	250,700
	CVB Financial Corp.	6,775	98,508
*	Dearborn Bancorp, Inc.	1,083	22,949
	Delphi Financial Group, Inc. Class A	4,815	195,007
	Delta Financial Corp.	3,800	35,910
	Desert Community Bank	600	10,680
	Dime Community Bancshares	4,500	63,315
	Donegal Group, Inc. Class A	2,300	44,137
	Donegal Group, Inc. Class B	466	8,225
#	Downey Financial Corp.	3,000	218,400
*	E*TRADE Financial Corp.	21,000	505,470
	East West Bancorp, Inc.	6,800	242,148
	Eaton Vance Corp.	6,200	197,780
	ECB Bancorp, Inc.	100	3,247
	EMC Insurance Group, Inc.	900	31,032
*	Empire Financial Holding Co.	700	2,499
*	Encore Capital Group, Inc.	2,300	32,016
	Enterprise Financial Services Corp.	1,100	34,188
	Erie Indemnity Co.	4,800	270,144
	ESB Financial Corp.	1,273	13,787
	Evans Bancorp, Inc.	200	4,100
	Exchange National Bancshares, Inc.	338	10,608
*	EZCORP, Inc. Class A Non-Voting	1,000	46,720
	F.N.B. Corp.	7,300	130,816
	FBL Financial Group, Inc. Class A	3,470	136,718
	Federal Agriculture Mortgage Corporation Class C	1,276	33,291
	Federal Home Loan Mortgage Corporation	25,470	1,710,565
	Federal National Mortgage Association	32,210	1,836,936
	Federal Trust Corp.	936	9,538
	Federated Investors, Inc.	5,600	185,808
	Fidelity Bancorp, Inc.	200	3,802
	Fidelity Bankshares, Inc.	1,600	62,976
	Fidelity National Financial, Inc.	15,070	341,185
	Fidelity Southern Corp.	1,600	29,760
#	Fifth Third Bancorp	20,100	792,543
	Financial Federal Corp.	3,360	93,072
	Financial Institutions, Inc.	1,490	34,777
*	First Acceptance Corp.	5,800	58,580

21

		Shares	Value†
	First Albany Companies, Inc.	1,800	$4,050
	First American Corp.	6,600	254,826
	First Bancorp	1,724	36,049
	First Bancorp of Indiana, Inc.	96	1,718
	First Bancshares, Inc.	200	3,400
	First Busey Corp.	1,600	37,760
*	First Cash Financial Services, Inc.	2,600	53,118
	First Charter Corp.	3,800	91,390
	First Citizens BancShares, Inc.	1,100	219,505
	First Commonwealth Financial Corp.	8,965	123,179
	First Community Bancorp	4,382	236,672
	First Community Bancshares, Inc.	1,400	52,724
	First Defiance Financial Corp.	914	27,201
	First Federal Bancshares of Arkansas, Inc.	500	12,090
	First Federal Bancshares, Inc.	93	2,123
	First Federal Bankshares, Inc.	300	6,498
	First Federal of Northern Michigan Bancorp, Inc.	300	2,742
	First Financial Bancorp	4,900	81,291
	First Financial Bankshares, Inc.	1,300	54,236
	First Financial Corp.	1,600	54,240
	First Financial Holdings, Inc.	1,000	37,620
	First Financial Service Corp.	452	14,030
	First Franklin Corp.	197	3,127
#	First Horizon National Corp.	10,257	408,844
	First Indiana Corp.	1,725	42,832
	First Keystone Financial, Inc.	170	3,272
	First M&F Corp.	1,019	18,918
	First Marblehead Corp.	4,900	366,716
*	First Mariner Bancorp, Inc.	700	13,223
	First Merchants Corp.	2,200	58,674
	First Midwest Bancorp, Inc.	4,100	152,725
	First Mutual Bancshares, Inc.	625	14,625
	First National Lincoln Corp.	759	12,690
	First Niagara Financial Group, Inc.	13,540	194,570
	First PacTrust Bancorp, Inc.	450	12,600
	First Place Financial Corp.	2,100	51,135
*	First Regional Bancorp	1,200	40,392
	First Republic Bank	3,301	132,436
#	First South Bancorp, Inc.	850	25,457
	First State Bancorporation	2,200	56,232
	First United Corp.	715	15,744
	First West Virginia Bancorp, Inc.	200	3,960
	Firstbank Corp.	705	16,434
	FirstBank NW Corp.	400	11,544
*	FirstCity Financial Corp.	1,752	18,291
* #	FirstFed Financial Corp.	1,900	123,538
	FirstMerit Corp.	8,900	210,930
	Flag Financial Corp.	1,645	41,865
	Flagstar Bancorp, Inc.	7,800	117,390
	Flushing Financial Corp.	2,600	44,200
	FMS Financial Corp.	450	14,152
	FNB Corp. VA	1,000	39,100
	FNB Financial Services Corp.	770	11,542
	FNB United Corp.	1,725	30,757
	Forest City Enterprises, Inc. Class B	700	40,803
*	FPIC Insurance Group, Inc.	400	15,500

22

		Shares	Value†
*	Franklin Bank Corp.	2,900	$56,898
*	Franklin Credit Management Corp.	900	5,175
	Franklin Resources, Inc.	6,500	693,810
	Fremont General Corp.	5,830	99,168
	Frontier Financial Corp.	3,900	117,156
	Fulton Financial Corp.	19,260	312,975
	Gallagher (Arthur J.) & Co.	8,000	234,320
	GAMCO Investors, Inc.	450	17,572
	Gateway Financial Holdings, Inc.	1,663	24,180
	GB&T Bancshares, Inc.	1,900	41,629
	German American Bancorp, Inc.	1,000	14,400
	Glacier Bancorp, Inc.	3,000	106,620
	Gouverneur Bancorp, Inc.	200	2,590
	Great American Financial Resources, Inc.	5,837	129,406
*	Great Lakes Bancorp, Inc.	1,275	18,768
	Great Pee Dee Bancorp, Inc.	62	983
	Great Southern Bancorp, Inc.	1,500	43,875
	Greater Bay Bancorp	6,200	159,588
	Greater Community Bancorp	711	11,589
	Greene County Bancshares, Inc.	1,100	42,394
#	Greenhill & Co., Inc.	1,400	97,594
*	Greenville First Bancshares, Inc.	220	4,785
	GS Financial Corp.	400	8,500
	Guaranty Federal Bancshares, Inc.	200	5,710
	Habersham Bancorp	200	4,940
	Hancock Holding Co.	2,700	145,044
	Hanmi Financial Corp.	5,810	126,832
	Hanover Insurance Group, Inc.	5,410	256,326
	Harbor Florida Bancshares, Inc.	1,300	56,641
	Harleysville Group, Inc.	3,700	131,572
	Harleysville National Corp.	3,630	73,362
	Harleysville Savings Financial Corp.	400	7,120
	Harrington West Financial Group, Inc.	500	9,182
	Hartford Financial Services Group, Inc.	12,130	1,040,269
	HCC Insurance Holdings, Inc.	8,900	268,691
	Heartland Financial USA, Inc.	1,700	49,215
	Hercules Technology Growth Capital, Inc.	2,900	39,411
	Heritage Commerce Corp.	1,400	36,288
	Heritage Financial Corp.	612	14,933
	Heritage Financial Group	1,200	19,932
	HF Financial Corp.	420	7,304
	Hilb Rogal Hamilton Co.	2,700	112,320
	Hingham Institution for Savings	200	6,819
	HMN Financial, Inc.	414	14,035
	Home Federal Bancorp	302	8,622
	HopFed Bancorp, Inc.	358	5,764
	Horace Mann Educators Corp.	5,300	107,166
	Horizon Financial Corp.	1,250	30,862
* #	HouseValues, Inc.	100	537
	Hudson City Bancorp, Inc.	48,530	643,993
	Huntington Bancshares, Inc.	19,660	477,935
	IBERIABANK Corp.	1,100	62,733
	IBT Bancorp, Inc.	400	8,400
	Independence Holding Co.	1,920	39,072
	Independent Bank Corp. MA	1,800	61,848
	Independent Bank Corp. MI	2,881	67,675

23

		Shares	Value†
#	IndyMac Bancorp, Inc.	8,200	$376,790
	Infinity Property & Casualty Corp.	2,500	112,875
	Integra Bank Corp.	2,200	61,270
	Interchange Financial Services Corp.	1,200	27,504
	International Bancshares Corp.	6,300	194,733
	International Securities Exchange Holdings, Inc.	2,000	106,360
*	Intervest Bancshares Corp.	1,000	34,880
*	Investment Technology Group, Inc.	3,600	135,000
	Investors Capital Holdings, Ltd.	600	3,468
#	Investors Financial Services Corp.	5,400	214,758
	Investors Title Co.	300	15,531
	Irwin Financial Corp.	3,600	79,308
	ITLA Capital Corp.	300	15,906
	Janus Capital Group, Inc.	14,900	301,874
	Jefferies Group, Inc.	9,500	275,405
	Jefferson Bancshares, Inc.	700	9,187
	Jones Lang LaSalle, Inc.	2,800	254,800
	JPMorgan Chase & Co.	128,950	5,967,806
	Kearny Financial Corp.	200	3,302
	KeyCorp	14,920	538,612
	K-Fed Bancorp	1,358	25,395
*	KMG America Corp.	100	840
	KNBT Bancorp, Inc.	3,645	61,236
*	Knight Capital Group, Inc.	5,000	88,050
* #	LaBranche & Co., Inc.	800	8,640
	Lakeland Bancorp, Inc.	2,790	41,710
	Lakeland Financial Corp.	1,400	34,874
	LandAmerica Financial Group, Inc.	1,100	67,221
	Landmark Bancorp, Inc.	227	6,309
	Leesport Financial Corp.	525	12,857
	Legacy Bancorp, Inc.	1,400	22,610
#	Legg Mason, Inc.	6,200	591,232
	Lehman Brothers Holdings, Inc.	19,440	1,432,145
	Leucadia National Corp.	18,460	509,311
	Lincoln Bancorp	500	9,660
	Lincoln National Corp.	10,069	640,288
	LNB Bancorp, Inc.	1,158	19,535
	Loews Corp.	20,530	819,558
	LSB Bancshares, Inc.	873	14,666
	LSB Corp.	400	6,484
	LSB Financial Corp.	210	5,134
	M&T Bank Corp.	4,100	486,424
	Macatawa Bank Corp.	1,188	26,267
	MAF Bancorp, Inc.	4,010	176,400
	MainSource Financial Group, Inc.	2,061	37,634
*	Markel Corp.	800	358,200
*	MarketAxess Holdings, Inc.	100	1,440
*	Marlin Business Services, Inc.	2,000	43,360
	Marsh & McLennan Companies, Inc.	10,800	339,336
#	Marshall & Ilsley Corp.	21,313	975,922
	MASSBANK Corp.	350	11,588
	Mayflower Co-Op Bank Middleboro	118	1,534
	MB Financial, Inc.	2,813	101,043
	MBIA, Inc.	10,820	753,613
	MBT Financial Corp.	2,400	36,816
	MCG Capital Corp.	6,300	123,102

24

		Shares	Value†
*	Meadowbrook Insurance Group, Inc.	800	$7,800
	Medallion Financial Corp.	1,600	18,976
	Mellon Financial Corp.	10,500	422,415
	Mercantile Bancorp, Inc.	600	13,245
	Mercantile Bank Corp.	915	34,990
	Mercantile Bankshares Corp.	7,330	334,321
	Mercer Insurance Group, Inc.	1,135	22,938
	Merchants Bancshares, Inc.	700	16,625
	Merchants Group, Inc.	200	6,412
	Mercury General Corp.	6,300	336,735
	Merrill Lynch & Co., Inc.	32,550	2,845,846
	Merrill Merchants Bancshares, Inc.	206	5,284
	Meta Financial Group, Inc.	354	9,554
	MetLife, Inc.	27,390	1,608,615
	MetroCorp Bancshares, Inc.	897	19,635
	MFB Corp.	200	7,238
	MGIC Investment Corp.	6,910	400,504
	MicroFinancial, Inc.	1,200	4,296
	Mid Penn Bancorp, Inc.	410	10,221
	Midland Co.	1,931	87,957
	MidSouth Bancorp, Inc.	312	9,280
	Mid-State Bancshares	2,400	87,288
	Midwest Banc Holdings, Inc.	1,900	44,270
	MidWestOne Financial Group, Inc.	400	7,744
	Monroe Bancorp	654	11,118
	Moody’s Corp.	7,020	487,750
	Morgan Stanley	35,660	2,715,866
*	Move, Inc.	6,700	37,118
	Municipal Mortgage & Equity, L.L.C.	2,427	69,485
	MutualFirst Financial, Inc.	408	9,029
	Nara Bancorp, Inc.	800	16,224
* #	Nasdaq Stock Market, Inc.	4,024	161,564
	National City Corp.	22,370	807,557
	National Financial Partners Corp.	4,800	217,536
	National Penn Bancshares, Inc.	5,860	119,134
	National Security Group, Inc.	200	3,278
	National Western Life Insurance Co. Class A	500	114,230
	Nationwide Financial Services, Inc.	4,410	229,320
*	Navigators Group, Inc.	2,000	92,540
	NBT Bancorp, Inc.	4,100	101,475
*	Nelnet, Inc. Class A	3,900	102,960
	NetBank, Inc.	5,300	24,274
	New England Bancshares, Inc.	945	12,143
	New Hampshire Thrift Bancshares, Inc.	400	6,296
	New York Community Bancorp, Inc.	24,200	391,072
	NewAlliance Bancshares, Inc.	13,450	219,907
*	Newtek Business Services, Inc.	2,400	4,848
*	NexCen Brands, Inc.	5,900	43,306
	North Bay Bancorp	512	14,362
	North Central Bancshares, Inc.	200	7,955
	North Fork Bancorporation, Inc.	12,450	349,472
	North Valley Bancorp	750	13,875
	Northeast Bancorp	200	3,754
*	Northern Empire Bancshares	1,270	37,211
	Northern Trust Corp.	6,950	395,872
	Northrim BanCorp, Inc.	801	21,891

25

		Shares	Value†
	Northway Financial, Inc.	200	$6,685
	Northwest Bancorp, Inc.	6,143	168,871
	Norwood Financial Corp.	248	7,658
	Nuveen Investments	2,500	124,050
	NYMAGIC, Inc.	900	30,573
* #	NYSE Group, Inc.	4,900	490,490
	Oak Hill Financial, Inc.	900	25,776
	OceanFirst Financial Corp.	1,800	39,816
*	Ocwen Financial Corp.	7,538	113,447
#	Odyssey Re Holdings Corp.	7,930	279,691
	Ohio Casualty Corp.	7,500	219,075
	Ohio Valley Banc Corp.	400	10,180
	Old National Bancorp	8,110	152,306
	Old Republic International Corp.	18,925	426,759
	Old Second Bancorp, Inc.	1,000	30,130
	Omega Financial Corp.	1,600	51,936
	optionsXpress Holding, Inc.	400	11,532
	PAB Bankshares, Inc.	1,356	29,913
	Pacific Capital Bancorp	5,600	182,504
	Pacific Continental Corp.	1,430	27,742
*	Pacific Mercantile Bancorp	1,400	23,485
*	Pacific Premier Bancorp, Inc.	670	7,940
*	Pacific State Bancorp	500	11,355
	Pamrapo Bancorp, Inc.	800	19,904
#	Park National Corp.	1,200	120,300
	Parkvale Financial Corp.	499	15,569
	Partners Trust Financial Group, Inc.	5,529	62,754
	Peapack-Gladstone Financial Corp.	1,172	30,003
*	Pelican Financial, Inc. Escrow Shares	100	0
*	Penn Treaty American Corp.	2,400	17,064
	Pennfed Financial Services, Inc.	1,500	29,040
	Penns Woods Bancorp, Inc.	400	14,820
*	Pennsylvania Commerce Bancorp, Inc.	636	16,161
	Peoples Bancorp of North Carolina	406	11,632
	Peoples Bancorp, Inc. IN	370	7,271
	Peoples Bancorp, Inc. OH	1,300	37,102
	Peoples Bank CT	5,100	227,409
	Peoples Community Bancorp	400	6,848
	PFF Bancorp, Inc.	3,000	99,000
*	Philadelphia Consolidated Holding Corp.	5,800	258,390
*	Pico Holdings, Inc.	1,900	60,344
	Pinnacle Bancshares, Inc.	200	2,995
*	Pinnacle Financial Partners, Inc.	1,850	60,606
*	Piper Jaffray Companies, Inc.	200	13,014
*	PMA Capital Corp. Class A	4,002	35,498
	PMI Group, Inc.	7,410	320,927
	PNC Financial Services Group, Inc.	10,710	757,090
	Pocahontas Bancorp, Inc.	400	6,380
*	Portfolio Recovery Associates, Inc.	1,200	54,780
	Premier Financial Bancorp, Inc.	500	7,100
	Presidential Life Corp.	700	15,673
	Princeton National Bancorp, Inc.	243	7,885
	Principal Financial Group, Inc.	10,720	619,080
	PrivateBancorp, Inc.	1,600	64,176
*	ProAssurance Corp.	4,000	204,920

26

		Shares	Value†
	ProCentury Corp.	1,790	$31,665
	Progressive Corp.	18,700	421,685
	Prosperity Bancshares, Inc.	4,271	144,830
	Protective Life Corp.	7,700	363,594
	Providence Community Bancshares, Inc.	200	3,800
#	Provident Bankshares Corp.	4,010	147,849
	Provident Financial Holdings, Inc.	900	27,396
	Provident Financial Services, Inc.	8,020	145,884
	Provident New York Bancorp	5,200	79,144
	Prudential Financial, Inc.	17,950	1,462,566
*	PSB Bancorp, Inc.	541	8,770
	PSB Holdings, Inc.	1,100	12,210
	Pulaski Financial Corp.	1,699	27,184
	Radian Group, Inc.	6,610	351,718
	Rainier Pacific Financial Group, Inc.	900	17,316
	Raymond James Financial, Inc.	9,500	299,345
*	Realogy Corp.	20,725	540,715
	Regions Financial Corp.	26,616	975,476
	Reinsurance Group of America, Inc.	6,800	375,156
	Renasant Corp.	1,850	56,444
	Republic Bancorp, Inc.	4,340	59,284
	Republic Bancorp, Inc. Class A	1,840	45,779
*	Republic First Bancorp, Inc.	1,060	13,754
	Resource America, Inc.	2,058	54,208
*	Rewards Network, Inc.	2,555	14,308
	Riverview Bancorp, Inc.	1,255	19,402
	RLI Corp.	3,000	165,930
	Rome Bancorp, Inc.	1,300	16,861
	Royal Bancshares of Pennsylvania, Inc. Class A	1,391	34,511
*	RTW, Inc.	100	935
	Rurban Financial Corp.	449	4,836
	S&T Bancorp, Inc.	2,000	67,800
	S.Y. Bancorp, Inc.	1,225	34,153
	SAFECO Corp.	9,620	582,683
	Salisbury Bancorp, Inc.	200	7,700
	Sanders Morris Harris Group, Inc.	3,004	38,511
	Sandy Spring Bancorp, Inc.	1,800	67,734
	SCBT Financial Corp.	1,100	44,473
	Schwab (Charles) Corp.	31,320	574,409
*	SCPIE Holdings, Inc.	1,470	38,735
*	Seabright Insurance Holdings	22	351
	Seacoast Banking Corp. of Florida	1,461	35,064
	Security Bank Corp.	2,362	58,814
*	Security National Financial Corp. Class A	700	3,990
	SEI Investments Co.	3,200	186,208
	Selective Insurance Group, Inc.	3,700	205,424
	Shore Financial Corp.	120	1,788
	Siebert Financial Corp.	1,878	9,352
	Sierra Bancorp	900	27,693
	Simmons First National Corp. Class A	1,700	54,553
	Sky Financial Group, Inc.	12,100	299,475
	SLM Corp.	10,930	501,031
	South Financial Group, Inc.	9,000	233,910
	South Street Financial Corp.	600	5,520
*	Southcoast Financial Corp.	992	20,604
	Southern Community Financial Corp.	2,505	25,551

27

		Shares	Value†
*	Southern Connecticut Bancorp, Inc.	300	$2,130
#	Southside Bancshares, Inc.	1,040	26,926
	Southwest Bancorp, Inc.	1,700	45,407
	Southwest Georgia Financial Corp.	300	5,745
	Sovereign Bancorp, Inc.	38,710	966,976
	StanCorp Financial Group, Inc.	6,200	281,542
	State Auto Financial Corp.	3,600	120,096
	State Bancorp, Inc.	1,100	19,960
	State Street Corp.	8,531	530,031
	Sterling Bancorp	1,478	27,491
	Sterling Bancshares, Inc.	4,110	75,706
	Sterling Financial Corp.	4,210	141,246
	Sterling Financial Corp. (PA)	2,800	65,072
	Stewart Information Services Corp.	1,100	42,966
*	Stifel Financial Corp.	1,500	58,530
*	Stratus Properties, Inc.	712	21,737
	Student Loan Corp.	1,678	347,346
	Suffolk Bancorp	900	32,661
	Summit Bancshares, Inc.	700	19,173
	Summit Bank Corp.	700	16,583
*	Sun American Bancorp	1,968	10,686
*	Sun Bancorp, Inc.	2,545	51,205
	SunTrust Banks, Inc.	13,030	1,063,900
*	Superior Bancorp	2,600	28,210
	Susquehanna Bancshares, Inc.	6,300	174,258
	Sussex Bancorp	200	3,070
*	SVB Financial Group	2,400	113,952
	SWS Group, Inc.	200	6,474
	Synergy Financial Group, Inc.	1,685	27,129
	Synovus Financial Corp.	17,000	510,340
	T. Rowe Price Group, Inc.	8,460	366,572
	Taylor Capital Group, Inc.	1,200	44,016
	TCF Financial Corp.	11,100	289,932
	TD Ameritrade Holding Corp.	35,700	626,892
	TD Banknorth, Inc.	18,787	604,566
	Team Financial, Inc.	400	6,440
	Teche Holding Co.	100	5,265
*	Tejon Ranch Co.	1,000	50,770
*	Temecula Valley Bancorp, Inc.	918	20,664
	Texas United Bancshares, Inc.	1,034	34,804
	TF Financial Corp.	200	6,296
*	The Bancorp, Inc.	1,600	42,896
	The Colonial BancGroup, Inc.	12,940	315,736
*	The Enstar Group, Inc.	500	46,460
	The Goldman Sachs Group, Inc.	11,200	2,181,760
*	The Intergroup Corp.	200	3,820
	The Phoenix Companies, Inc.	1,300	20,995
	The Savannah Bancorp, Inc.	424	14,755
#	The St. Joe Corp.	2,400	134,376
	The St. Paul Travelers Companies, Inc.	24,780	1,283,852
	The Wilber Corp.	1,125	11,126
	TIB Financial Corp.	1,100	18,920
	TierOne Corp.	2,296	71,612
	Timberland Bancorp, Inc.	300	11,124
	Tompkins County Trustco, Inc.	840	38,010
	Torchmark Corp.	8,210	519,036
	Tower Financial Corp.	350	6,440
	Tower Group, Inc.	100	3,294
*	Tradestation Group, Inc.	2,500	36,475

28

		Shares	Value†
*	Trammell Crow Co.	3,100	152,830
	Transatlantic Holdings, Inc.	5,600	$346,528
*	Triad Guaranty, Inc.	1,800	96,840
	Trico Bancshares	1,400	37,856
	TrustCo Bank Corp. NY	6,600	74,382
	Trustmark Corp.	5,386	175,691
	U.S. Bancorp	42,200	1,419,608
	UCBH Holdings, Inc.	7,000	118,020
	UMB Financial Corp.	5,200	191,256
	Umpqua Holdings Corp.	7,049	211,611
*	Unico American Corp.	100	1,110
	Union Bankshares Corp.	1,611	49,860
	Union Bankshares, Inc.	300	6,411
	UnionBanCal Corp.	11,740	675,754
	United Bancshares, Inc.	400	6,500
	United Bankshares, Inc.	3,500	135,030
*	United Capital Corp.	744	19,470
	United Community Banks, Inc.	3,800	126,654
	United Community Financial Corp.	3,809	47,498
	United Financial Bancorp, Inc.	2,500	35,950
	United Financial Corp.	166	3,826
	United Fire & Casualty Co.	3,500	123,550
*	United PanAm Financial Corp.	1,600	19,328
#	United Security Bancshares	1,330	33,104
	Unitrin, Inc.	7,500	366,900
	Unity Bancorp, Inc.	575	7,993
*	Universal American Financial Corp.	5,200	97,500
	Univest Corporation of Pennsylvania	1,537	47,478
	UnumProvident Corp.	30,360	621,773
	USB Holding Co., Inc.	2,700	64,692
	Valley National Bancorp	9,860	255,966
#	Vineyard National Bancorp Co.	1,402	30,311
* #	Virginia Commerce Bancorp, Inc.	1,850	35,964
	Virginia Financial Group, Inc.	1,250	34,338
#	Wachovia Corp.	51,808	2,807,476
	Waddell & Reed Financial, Inc.	4,400	109,692
	Wainwright Bank & Trust Co.	630	6,886
	Washington Banking Co.	726	12,233
	Washington Federal, Inc.	9,700	225,428
	Washington Mutual, Inc.	34,600	1,511,328
	Washington Savings Bank, FSB	786	6,940
	Washington Trust Bancorp, Inc.	1,665	46,770
	Wayne Savings Bancshares, Inc.	200	2,951
	Webster Financial Corp.	6,784	324,072
	Wells Fargo & Co.	87,100	3,069,404
	Wesbanco, Inc.	2,700	88,128
	Wesco Financial Corp.	920	441,600
	West Bancorporation	1,250	22,750
	West Coast Bancorp	1,500	51,735
	Westamerica Bancorporation	2,700	133,731
	Westbank Corp.	650	15,717
*	Western Alliance Bancorp	5,000	173,950
	Westfield Financial, Inc.	1,070	35,438
	Westwood Holdings Group, Inc.	500	11,430
	Whitney Holding Corp.	7,500	241,725
	Willow Financial Bancorp, Inc.	2,357	35,355
	Wilmington Trust Corp.	6,400	265,984

29

		Shares	Value†
	Wilshire Bancorp, Inc.	2,573	$49,170
	Wilshire Enterprises, Inc.	100	474
	Wintrust Financial Corp.	2,900	138,098
*	World Acceptance Corp.	1,600	72,624
	WVS Financial Corp.	300	5,010
	Yardville National Bancorp	1,594	61,895
	Zenith National Insurance Corp.	3,250	150,020
	Zions Bancorporation	9,010	704,942
Total Financials			143,364,019

Health Care — (10.1%)
*	Abaxis, Inc.	900	17,379
	Abbott Laboratories	39,200	1,829,072
*	Abiomed, Inc.	1,941	24,592
* #	Abraxis Bioscience, Inc.	3,600	96,552
*	Acadia Pharmaceuticals, Inc.	1,300	12,168
*	Accelrys, Inc.	400	2,424
*	Acusphere, Inc.	3,000	8,670
*	Adolor Corp.	4,100	32,144
*	Advanced Magnetics, Inc.	500	27,860
* #	Advanced Medical Optics, Inc.	5,000	175,050
*	Advancis Pharmaceutical Corp.	2,202	8,588
*	ADVENTRX Pharmaceuticals, Inc.	5,800	13,746
	Aetna, Inc.	13,740	567,599
*	Affymetrix, Inc.	1,500	37,950
*	Air Methods Corp.	1,400	36,778
*	Akorn, Inc.	3,600	18,936
*	Albany Molecular Research, Inc.	2,600	28,860
* #	Alexion Pharmaceuticals, Inc.	1,500	64,920
*	Align Technology, Inc.	3,900	51,207
*	Alkermes, Inc.	4,000	60,720
#	Allergan, Inc.	4,000	466,320
*	Alliance Imaging, Inc.	2,200	13,112
*	Allied Healthcare International, Inc.	700	1,470
*	Allied Healthcare Products, Inc.	900	4,581
*	Allos Therapeutics, Inc.	4,300	25,327
* #	Allscripts Healthcare Solutions, Inc.	4,600	128,432
*	Alnylam Pharmaceuticals, Inc.	2,500	53,675
	Alpharma, Inc. Class A	3,310	72,489
*	Amedisys, Inc.	1,300	50,921
*	America Services Group, Inc.	600	9,546
*	American Dental Partners, Inc.	1,846	32,711
*	American Medical Systems Holdings, Inc.	5,415	93,192
	American Shared Hospital Services	508	3,124
*	AMERIGROUP Corp.	6,300	215,397
	AmerisourceBergen Corp.	17,160	789,188
*	Amgen, Inc.	30,000	2,130,000
*	AMICAS, Inc.	4,050	11,138
*	AMN Healthcare Services, Inc.	2,800	77,700
*	Amsurg Corp.	3,800	78,014
* #	Amylin Pharmaceuticals, Inc.	4,500	180,000
	Analogic Corp.	1,900	100,510
*	Anesiva, Inc.	2,100	13,902
*	Anika Therapeutics, Inc.	1,070	13,503
*	Antigenics, Inc.	600	1,272
*	AP Pharma, Inc.	229	247

30

		Shares	Value†
	Applera Corp. - Applied Biosystems Group	6,770	$246,699
*	Applera Corp. - Celera Genomics Group	9,410	135,034
*	Apria Healthcare Group, Inc.	3,500	87,395
*	Aradigm Corp.	500	600
*	Arcadia Resources, Inc.	9,500	25,175
* #	Arena Pharmaceuticals, Inc.	4,200	54,180
*	Ariad Pharmaceuticals, Inc.	2,200	11,814
*	Arqule, Inc.	5,073	25,669
*	Array BioPharma, Inc.	3,000	39,540
	Arrhythmia Research Technology, Inc.	200	5,280
	Arrow International, Inc.	3,900	136,266
*	Arthrocare Corp.	2,400	100,008
*	Aspect Medical Systems, Inc.	500	9,480
* #	AtheroGenics, Inc.	2,100	25,914
	Atrion Corp.	200	15,299
*	ATS Medical, Inc.	6,100	13,603
* #	AVANIR Pharmaceuticals Class A	900	2,565
*	Avant Immunotherapeutics, Inc.	300	438
*	AVI BioPharma, Inc.	3,800	13,794
*	Avigen, Inc.	3,700	22,496
	Bard (C.R.), Inc.	3,700	304,473
*	Barr Laboratories, Inc.	3,600	183,888
*	Barrier Therapeutics, Inc.	2,300	16,905
	Bausch & Lomb, Inc.	3,500	169,470
	Baxter International, Inc.	16,810	752,079
#	Beckman Coulter, Inc.	6,200	367,970
	Becton Dickinson & Co.	6,300	451,836
*	Bentley Pharmaceuticals, Inc.	1,900	17,461
*	Bioanalytical Systems, Inc.	400	2,200
* #	BioCryst Pharmaceuticals, Inc.	1,000	11,430
*	Bioenvision, Inc.	2,500	12,400
* #	Biogen Idec, Inc.	13,550	708,123
*	Bio-Imaging Technologies, Inc.	1,100	7,876
* #	BioLase Technology, Inc.	1,000	8,620
* #	BioMarin Pharmaceutical, Inc.	5,700	97,527
	Biomet, Inc.	8,700	328,947
*	Bio-Rad Laboratories, Inc. Class A	1,500	118,425
*	Bio-Rad Laboratories, Inc. Class B	388	30,799
*	Bio-Reference Laboratories, Inc.	700	17,017
*	BioSante Pharmaceuticals, Inc.	600	1,530
*	BioScrip, Inc.	2,900	9,512
*	Biosite, Inc.	1,400	68,348
*	BioSphere Medical, Inc.	700	4,781
*	Bioveris Corp.	2,724	26,178
*	Boston Scientific Corp.	7,300	115,486
*	Bovie Medical Corp.	900	6,660
*	Bradley Pharmaceuticals, Inc.	1,910	40,225
	Bristol-Myers Squibb Co.	52,100	1,293,643
*	Bruker BioSciences Corp.	8,767	67,769
*	BSD Medical Corp.	2,100	11,340
*	Caliper Life Sciences, Inc.	4,005	22,548
	Cambrex Corp.	1,200	26,484
*	Candela Corp.	2,000	26,400
*	Cantel Medical Corp.	2,400	33,504
*	Capital Senior Living Corp.	600	6,156

31

		Shares	Value†
*	Caraco Pharmaceutical Laboratories, Ltd.	2,300	$27,876
*	Cardiac Science Corp.	2,600	21,216
	Cardinal Health, Inc.	11,030	712,759
*	Cardiotech International, Inc.	200	410
	Caremark Rx, Inc.	11,100	525,030
*	Celgene Corp.	8,900	495,997
*	Cell Genesys, Inc.	2,800	10,864
* #	Cell Therapeutics, Inc.	800	1,456
*	Celsion Corp.	400	908
*	Centene Corp.	2,700	70,362
*	Cephalon, Inc.	3,800	284,468
*	Cepheid, Inc.	4,600	43,424
* #	Cerner Corp.	6,462	310,628
*	Cerus Corp.	1,700	13,226
*	Chad Therapeutics, Inc.	700	1,596
*	Charles River Laboratories International, Inc.	5,333	222,653
	Chemed Corp.	2,500	93,550
*	Cholestech Corp.	1,300	23,894
	Cigna Corp.	4,900	617,645
	CNS, Inc.	1,000	37,320
*	Collagenex Pharmaceuticals, Inc.	1,000	13,160
*	Columbia Laboratories, Inc.	3,300	14,256
*	Community Health Systems, Inc.	11,600	406,000
	Computer Programs & Systems, Inc.	500	18,000
*	Conceptus, Inc.	1,200	27,516
*	Conmed Corp.	3,700	81,881
*	Connetics Corp.	1,900	32,984
#	Cooper Companies, Inc.	4,300	232,071
*	Cortex Pharmaceuticals, Inc.	2,000	2,840
*	Corvel Corp.	800	45,808
* #	Covance, Inc.	3,100	185,597
*	Coventry Health Care, Inc.	8,700	418,731
*	Critical Therapeutics, Inc.	2,332	4,547
*	Criticare Systems, Inc.	900	2,790
*	Cross Country Healthcare, Inc.	3,700	73,445
*	CryoLife, Inc.	2,300	15,203
*	Cubist Pharmaceuticals, Inc.	3,700	75,332
*	CuraGen Corp.	4,200	18,396
*	Curis, Inc.	600	924
*	Cutera, Inc.	1,000	28,140
*	CV Therapeutics, Inc.	900	10,782
* #	Cyberonics, Inc.	600	14,640
*	Cypress Bioscience, Inc.	3,200	27,712
*	Cytogen Corp.	2,700	6,615
*	Cytomedix, Inc.	900	891
*	Cytyc Corp.	10,000	262,200
	Dade Behring Holdings, Inc.	7,400	280,164
	Datascope Corp.	1,800	60,984
*	DaVita, Inc.	3,700	196,877
*	Daxor Corp.	400	5,840
* #	Dendreon Corp.	8,000	34,400
*	Dendrite International, Inc.	2,000	21,000
	Dentsply International, Inc.	5,504	175,743
*	DepoMed, Inc.	3,400	11,492
*	Digene Corp.	1,600	81,760

32

		Shares	Value†
*	Dionex Corp.	1,100	$63,261
* #	Discovery Laboratories, Inc.	700	1,484
*	Diversa Corp.	2,400	27,312
*	DJO, Inc.	2,000	85,040
* #	DOV Pharmaceutical, Inc.	100	23
*	Durect Corp.	1,100	5,148
* #	DUSA Pharmaceuticals, Inc.	700	3,780
* #	Dyadic International, Inc.	1,200	7,320
*	Dyax Corp.	2,700	8,586
*	Dynavax Technologies Corp.	3,400	31,926
*	Eclipsys Corp.	2,700	57,159
*	Edwards Lifesciences Corp.	5,400	247,536
#	Eli Lilly & Co.	28,920	1,549,823
*	Elite Pharmaceuticals, Inc.	1,000	2,130
*	Embrex, Inc.	700	11,655
* #	Emdeon Corp.	22,259	263,769
*	Emeritus Corp.	1,265	29,538
* #	Emisphere Technologies, Inc.	2,529	13,732
* #	Encysive Pharmaceuticals, Inc.	2,400	14,496
*	Endo Pharmaceuticals Holdings, Inc.	4,700	127,417
*	Endologix, Inc.	4,400	16,104
*	Enpath Medical, Inc.	700	8,169
* #	Enzo Biochem, Inc.	2,800	42,840
*	Enzon Pharmaceuticals, Inc.	3,600	29,988
*	EPIX Pharmaceuticals, Inc.	1,666	7,680
*	eResearch Technology, Inc.	1,400	8,988
*	etrials Worldwide, Inc.	500	1,975
*	ev3, Inc.	5,042	83,647
*	Exact Sciences Corp.	2,400	5,208
*	Exactech, Inc.	1,300	18,226
*	Exelixis, Inc.	5,255	45,298
* #	Express Scripts, Inc.	4,700	320,540
*	E-Z-EM, Inc.	976	16,280
*	Five Star Quality Care, Inc.	2,700	27,459
*	Forest Laboratories, Inc.	8,210	399,827
*	Gene Logic, Inc.	1,100	1,650
*	Genentech, Inc.	27,010	2,208,068
*	Genesis HealthCare Corp.	2,500	115,750
* #	Genitope Corp.	2,900	10,382
*	Gen-Probe, Inc.	2,600	126,724
*	Gentiva Health Services, Inc.	3,365	53,975
*	Genzyme Corp.	7,110	457,884
* #	Geron Corp.	5,100	40,443
*	Gilead Sciences, Inc.	13,040	859,597
*	Greatbatch, Inc.	2,700	70,227
*	Haemonetics Corp.	2,300	104,144
*	Halozyme Therapeutics, Inc.	2,600	7,514
* #	Hana Biosciences, Inc.	2,800	19,320
*	Hanger Orthopedic Group, Inc.	700	4,900
*	Harvard Bioscience, Inc.	4,440	20,380
	Health Management Associates, Inc.	20,400	418,200
*	Health Net, Inc.	6,400	295,296
*	HealthExtras, Inc.	1,700	36,346
*	HealthStream, Inc.	2,388	9,433
*	HealthTronics, Inc.	4,100	27,552

33

		Shares	Value†
*	Healthways, Inc.	2,300	$105,731
*	Hemispherx Biopharma, Inc.	3,400	6,766
	Hillenbrand Indutries, Inc.	5,100	295,086
*	Hi-Tech Pharmacal Co., Inc.	850	12,113
*	HMS Holdings Corp.	1,900	26,315
* #	Hollis-Eden Pharmaceuticals, Inc.	2,300	12,627
*	Hologic, Inc.	2,500	125,075
	Hooper Holmes, Inc.	9,700	32,592
*	Horizon Health Corp.	1,500	24,000
*	Hospira, Inc.	6,355	208,444
* #	Human Genome Sciences, Inc.	7,400	92,648
*	Humana, Inc.	5,187	280,617
* #	ICOS Corp.	5,100	164,679
*	ICU Medical, Inc.	1,300	52,533
*	Idenix Pharmaceuticals, Inc.	100	940
*	Idera Pharmaceuticals, Inc.	1,200	6,000
*	IDEXX Laboratories, Inc.	1,300	110,045
*	IDM Pharma, Inc.	1,204	3,949
*	I-Flow Corp.	1,110	16,017
* #	Illumina, Inc.	2,846	109,656
*	ImClone Systems, Inc.	7,900	236,210
*	Immtech International, Inc.	1,000	6,590
*	Immucor, Inc.	3,450	92,805
*	Immunicon Corp.	2,600	9,490
*	ImmunoGen, Inc.	3,600	19,764
* #	Immunomedics, Inc.	1,600	4,080
* #	Implant Sciences Corp.	1,200	2,928
	IMS Health, Inc.	7,100	195,037
*	Incyte Corp.	7,200	37,728
*	Indevus Pharmaceuticals, Inc.	4,700	35,438
*	Infinity Pharmaceuticals, Inc.	2,775	39,100
*	Inhibitex, Inc.	100	174
*	Inovio Biomedical Corp.	2,100	6,258
*	Insmed, Inc.	1,100	1,870
*	Inspire Pharmaceuticals, Inc.	5,400	25,704
*	Integra LifeSciences Holdings	2,600	107,666
*	IntegraMed America, Inc.	654	8,764
*	Interleukin Genetics, Inc.	2,054	12,201
*	InterMune, Inc.	1,700	36,380
*	IntraLase Corp.	100	2,100
* #	Introgen Therapeutics, Inc.	1,200	5,364
* #	Intuitive Surgical, Inc.	1,000	101,620
	Invacare Corp.	1,500	35,085
*	Inventiv Health, Inc.	2,300	69,713
*	Inverness Medical Innovations, Inc.	4,070	158,771
*	Invitrogen Corp.	5,800	319,116
*	Iridex Corp.	1,100	12,518
* #	IRIS International, Inc.	500	4,490
*	Isis Pharmaceuticals, Inc.	5,697	58,166
*	Isolagen, Inc.	3,110	9,112
*	Ista Pharmaceuticals, Inc.	1,400	8,974
*	I-Trax, Inc.	3,600	10,476
*	IVAX Diagnostics, Inc.	800	1,120
*	Javelin Pharmaceuticals, Inc.	3,432	13,213
	Johnson & Johnson	83,421	5,498,278

34

		Shares	Value†
*	Kendle International, Inc.	1,800	$63,054
*	Kensey Nash Corp.	1,100	33,748
*	Keryx Biopharmaceuticals, Inc.	3,000	41,400
	Kewaunee Scientific Corp.	300	2,712
*	Kindred Healthcare, Inc.	5,000	128,600
*	Kinetic Concepts, Inc.	3,300	119,790
*	King Pharmaceuticals, Inc.	20,600	340,518
*	Kos Pharmaceuticals, Inc.	3,900	303,147
*	Kosan Biosciences, Inc.	3,326	17,628
*	K-V Pharmaceutical Co. Class A	2,500	60,750
*	K-V Pharmaceutical Co. Class B	900	22,185
* #	Kyphon, Inc.	4,000	135,080
*	La Jolla Pharmaceutical Co.	4,800	15,936
*	Laboratory Corp. of America Holdings	4,295	304,086
	Landauer, Inc.	470	25,563
*	Langer, Inc.	1,300	5,603
*	Lannet Co., Inc.	2,352	15,782
#	LCA-Vision, Inc.	900	31,680
*	Lexicon Genetics, Inc.	6,200	23,002
* #	Lifecell Corp.	1,700	37,077
*	Lifecore Biomedical, Inc.	1,300	22,477
*	LifePoint Hospitals, Inc.	6,600	229,086
*	Lincare Holdings, Inc.	8,610	324,339
* #	Lipid Sciences, Inc.	200	342
*	Luminex Corp.	1,600	20,496
*	Magellan Health Services, Inc.	3,200	140,736
* #	Mannkind Corp.	2,900	47,560
	Manor Care, Inc.	4,200	199,584
*	Martek Biosciences Corp.	3,700	90,650
*	Matria Healthcare, Inc.	1,600	46,800
*	Matrixx Initiatives, Inc.	500	9,780
*	Maxygen, Inc.	4,255	37,870
	McKesson Corp.	6,800	335,920
* #	Medarex, Inc.	7,700	103,873
*	MedCath Corp.	2,200	56,936
*	Medco Health Solutions, Inc.	11,130	558,837
*	Medical Action Industries, Inc.	900	28,278
*	Medical Staffing Network Holdings, Inc.	4,335	25,360
	Medicis Pharmaceutical Corp. Class A	4,600	169,648
*	Medimmune, Inc.	6,000	196,140
*	MEDTOX Scientific, Inc.	1,200	15,876
	Medtronic, Inc.	29,430	1,534,186
*	Memry Corp.	4,869	11,393
	Mentor Corp.	2,000	99,900
	Merck & Co., Inc.	55,790	2,483,213
*	Merge Technologies, Inc.	1,400	8,526
	Meridian Bioscience, Inc.	1,000	24,330
*	Merit Medical Systems, Inc.	2,300	36,823
*	Metabasis Therapeutics, Inc.	2,588	19,539
*	Metropolitan Health Networks, Inc.	4,700	12,925
*	MGI Pharma, Inc.	4,900	92,953
*	Micromet, Inc.	2,530	4,832
*	Microtek Medical Holdings, Inc.	6,300	25,263
*	Millennium Pharmaceuticals, Inc.	34,820	391,725
* #	Millipore Corp.	4,400	301,004

35

		Shares	Value†
*	Minrad International, Inc.	4,215	$21,370
*	Molecular Devices Corp.	2,000	42,220
*	Molina Healthcare, Inc.	2,400	81,576
*	MTS Medication Technologies	600	5,340
*	Myriad Genetics, Inc.	3,370	102,448
*	Nabi Biopharmaceuticals	6,100	43,066
*	Nanogen, Inc.	2,100	4,263
* #	Nastech Pharmaceutical Co., Inc.	1,000	18,640
*	National Dentex Corp.	564	10,067
	National Healthcare Corp.	1,124	62,101
	National Home Health Care Corp.	800	9,104
*	National Medical Health Card Systems, Inc.	400	4,036
	National Research Corp.	500	12,460
*	Natus Medical, Inc.	1,100	17,886
* #	Nektar Therapeutics	4,900	80,899
*	Neogen Corp.	900	18,297
* #	Neopharm, Inc.	500	3,655
*	Neose Technologies, Inc.	2,400	5,952
*	Neurocrine Biosciences, Inc.	3,000	27,720
*	Neurogen Corp.	4,800	25,968
* #	Neurometric, Inc.	600	10,950
*	New Brunswick Scientific Co., Inc.	900	7,200
* #	New River Pharmaceuticals, Inc.	2,100	103,068
*	NitroMed, Inc.	300	648
*	NMT Medical, Inc.	600	8,730
*	North American Scientific, Inc.	850	825
* #	Northfield Laboratories, Inc.	1,700	26,078
*	NovaMed, Inc.	2,300	16,077
*	Novavax, Inc.	7,172	35,860
*	Noven Pharmaceuticals, Inc.	2,000	47,420
*	NPS Pharmaceuticals, Inc.	2,100	10,752
*	Nutraceutical International Corp.	1,500	22,740
*	NuVasive, Inc.	2,900	66,700
*	Nuvelo, Inc.	3,400	65,314
* #	Occulogix, Inc.	200	372
*	Odyssey Healthcare, Inc.	3,700	45,806
	Omnicare, Inc.	11,500	456,435
*	Omnicell, Inc.	1,400	26,320
*	Onyx Pharmaceuticals, Inc.	2,300	40,250
	Option Care, Inc.	4,200	59,136
*	OraSure Technologies, Inc.	4,100	35,301
* #	Orchid Cellmark, Inc.	900	2,898
*	Orthologic Corp.	1,400	1,904
* #	OSI Pharmaceuticals, Inc.	4,400	161,392
*	Osteotech, Inc.	2,100	11,823
	Owens & Minor, Inc.	5,400	167,562
*	Oxigene, Inc.	2,700	12,906
*	Pain Therapeutics, Inc.	1,900	16,264
* #	PainCare Holdings, Inc.	1,300	1,313
*	Palatin Technologies, Inc.	2,000	4,180
*	Palomar Medical Technologies, Inc.	900	44,955
*	Panacos Pharmaceuticals, Inc.	1,900	12,312
*	Par Pharmaceutical Companies, Inc.	2,700	53,244
*	Parexel International Corp.	2,400	66,648
*	Patterson Companies, Inc.	4,900	181,839

36

		Shares	Value†
*	PDI, Inc.	2,000	$20,400
* #	PDL BioPharma, Inc.	6,700	152,157
*	Pediatric Services of America, Inc.	300	3,798
*	Pediatrix Medical Group, Inc.	4,000	192,600
* #	Penwest Pharmaceuticals Co.	1,000	17,190
	PerkinElmer, Inc.	12,400	268,708
	Perrigo Co.	11,877	198,940
*	Per-Se Technologies, Inc.	3,400	93,738
	Pfizer, Inc.	186,680	5,131,833
	Pharmaceutical Products Development Service, Inc.	4,100	129,519
*	Pharmacopia Drug Discovery, Inc.	2,400	9,840
* #	Pharmacyclics, Inc.	1,900	10,735
*	Pharmanet Development Group, Inc.	2,200	50,072
*	Pharmion Corp.	3,900	96,564
* #	PhotoMedex, Inc.	600	648
	PolyMedica Corp.	1,200	47,484
*	Possis Medical, Inc.	1,817	22,385
*	Pozen, Inc.	1,000	16,430
*	PRA International	100	2,896
*	PRAECIS Pharmaceuticals, Inc.	795	1,550
*	Progenics Pharmaceuticals, Inc.	1,600	43,808
*	Prospect Medical Holdings, Inc.	900	5,355
*	Providence Service Corp.	1,200	32,052
*	ProxyMed, Inc.	1,683	8,078
*	PSS World Medical, Inc.	6,000	125,640
	Psychemedics Corp.	200	3,560
*	Psychiatric Solutions, Inc.	4,000	145,560
* #	QuadraMed Corp.	3,585	10,361
	Quest Diagnostics, Inc.	6,900	366,873
*	Questcor Pharmaceuticals, Inc.	2,445	2,983
*	Quidel Corp.	2,300	31,303
*	Quigley Corp.	800	6,080
*	Radiation Therapy Services, Inc.	1,600	52,576
*	RadNet, Inc.	350	1,736
*	Regeneration Technologies, Inc.	2,980	17,791
*	Regeneron Pharmaceuticals, Inc.	3,200	68,832
* #	RegeneRx Biopharmaceuticals, Inc.	1,000	2,650
*	RehabCare Group, Inc.	2,500	31,325
* #	Renovis, Inc.	2,200	7,040
*	Repligen Corp.	2,200	6,424
*	Res-Care, Inc.	3,356	61,717
*	ResMed, Inc.	7,000	350,000
*	Respironics, Inc.	6,400	230,784
*	Retractable Technologies, Inc.	3,000	8,340
*	Rigel Pharmaceuticals, Inc.	2,900	31,871
*	Rita Medical Systems, Inc.	3,300	14,652
*	Rochester Medical Corp.	800	9,200
*	Rotech Healthcare, Inc.	1,000	1,560
*	Sangamo BioSciences, Inc.	3,300	26,103
* #	Santarus, Inc.	2,000	15,020
*	Savient Pharmaceuticals, Inc.	6,600	77,022
*	Schein (Henry), Inc.	4,200	216,426
	Schering-Plough Corp.	42,200	928,822
*	SciClone Pharmaceuticals, Inc.	6,300	15,624
*	Sciele Pharma, Inc.	5,500	124,355

37

		Shares	Value†
*	SCOLR Pharma, Inc.	1,500	$7,410
*	Seattle Genetics, Inc.	3,400	18,666
*	Senomyx, Inc.	1,400	18,844
* #	Sepracor, Inc.	3,910	218,217
*	Sequenom, Inc.	2,075	11,060
*	SeraCare Life Sciences, Inc.	200	1,220
*	Sierra Health Services, Inc.	2,600	91,130
*	Sirna Therapeutics, Inc.	3,000	38,640
	Sirona Dental Systems, Inc.	5,300	195,888
*	Solexa, Inc.	3,200	39,232
*	Sonic Innovations, Inc.	3,100	16,275
*	SonoSite, Inc.	1,400	44,730
*	Sonus Pharmaceuticals, Inc.	100	585
	Span-American Medical System, Inc.	270	3,780
*	Spectranetics Corp.	4,400	47,960
*	Spectrum Pharmaceuticals, Inc.	2,533	13,298
*	SRI/Surgical Express, Inc.	483	2,053
*	St. Jude Medical, Inc.	8,810	328,349
*	Staar Surgical Co.	1,600	11,216
* #	Stereotaxis, Inc.	300	2,973
	Steris Corp.	8,410	216,473
	Stratagene Corp.	1,282	9,384
*	Strategic Diagnostics, Inc.	3,536	11,952
	Stryker Corp.	10,500	544,530
*	Sun Healthcare Group, Inc.	1,900	19,171
*	Sunrise Senior Living, Inc.	4,500	143,550
*	SuperGen, Inc.	9,000	42,750
* #	SurModics, Inc.	900	30,402
*	Symbion, Inc.	2,600	46,150
*	Symmetry Medical, Inc.	100	1,359
*	Synovis Life Technologies, Inc.	1,700	14,025
*	Tanox, Inc.	2,500	49,075
*	Techne Corp.	1,900	102,163
* #	Telik, Inc.	3,700	62,937
*	Tenet Healthcare Corp.	43,900	311,251
*	The Medicines Co.	2,900	82,795
*	Theragenics Corp.	3,100	10,385
* #	Thermo Fisher Scientific, Inc.	21,200	929,196
*	Third Wave Technologies, Inc.	4,200	20,832
*	Thoratec Corp.	6,400	94,272
*	Titan Pharmaceuticals, Inc.	2,200	4,708
*	Triad Hospitals, Inc.	10,100	429,452
*	Trimeris, Inc.	900	10,359
*	TriPath Imaging, Inc.	2,800	25,788
*	Tripos, Inc.	700	511
*	TriZetto Group, Inc.	3,200	55,328
*	Tutogen Medical, Inc.	600	3,984
*	U.S. Physical Therapy, Inc.	1,200	14,064
*	United Surgical Partners International, Inc.	4,200	106,890
* #	United Therapeutics Corp.	1,800	104,796
	UnitedHealth Group, Inc.	31,210	1,531,787
	Universal Health Services, Inc.	6,100	336,781
*	Urologix, Inc.	2,394	5,626
	Utah Medical Products, Inc.	400	13,592
	Valeant Pharmaceuticals International	11,900	199,801

38

		Shares	Value†
*	Varian Medical Systems, Inc.	3,900	$191,958
*	Varian, Inc.	2,900	127,832
*	Vascular Solutions, Inc.	1,100	7,920
*	VCA Antech, Inc.	4,200	135,408
*	Ventana Medical Systems, Inc.	2,000	84,180
*	Vertex Pharmaceuticals, Inc.	3,800	168,340
*	ViaCell, Inc.	100	495
*	Viasys Healthcare, Inc.	4,200	118,482
*	Vical, Inc.	4,300	27,649
*	ViroPharma, Inc.	4,400	67,804
*	VistaCare, Inc.	2,400	26,904
*	Vital Images, Inc.	800	25,816
	Vital Signs, Inc.	1,100	60,709
*	Vivus, Inc.	2,300	9,338
*	Waters Corp.	3,600	180,144
*	Watson Pharmaceuticals, Inc.	6,700	171,989
*	WellCare Health Plans, Inc.	2,900	187,253
*	WellPoint, Inc.	23,679	1,791,790
	West Pharmaceutical Services, Inc.	2,900	142,390
*	Wright Medical Group, Inc.	3,220	77,055
	Wyeth	38,320	1,850,090
*	Xenoport, Inc.	2,000	53,640
	Young Innovations, Inc.	661	23,598
*	Zevex International, Inc.	450	3,839
*	Zila, Inc.	5,800	15,486
*	Zimmer Holdings, Inc.	6,300	459,648
*	Zoll Medical Corp.	1,100	57,046
*	Zymogenetics, Inc.	5,800	91,118
Total Health Care			72,028,940

Industrials — (10.8%)
* #	3-D Systems Corp.	700	10,059
	3M Co.	19,360	1,577,066
	AAON, Inc.	1,088	30,377
*	AAR Corp.	800	21,272
*	Ablest, Inc.	300	1,907
	ABM Industries, Inc.	6,010	124,828
*	ABX Air, Inc.	2,500	15,825
* #	Acco Brands Corp.	4,700	119,333
	Aceto Corp.	2,500	21,250
*	Active Power, Inc.	3,500	9,380
#	Actuant Corp.	1,800	97,308
	Acuity Brands, Inc.	3,600	189,612
	Adesa, Inc.	8,810	232,760
	Administaff, Inc.	1,300	54,704
*	Aerosonic Corp.	700	4,410
*	AGCO Corp.	9,700	302,931
*	AirNet Systems, Inc.	200	612
* #	Airtran Holdings, Inc.	6,700	83,281
	Alamo Group, Inc.	1,397	32,187
*	Alaska Air Group, Inc.	5,100	209,763
	Albany International Corp. Class A	3,410	106,392
	Alexander & Baldwin, Inc.	3,300	145,695
* #	Alliant Techsystems, Inc.	3,000	231,930
*	Allied Defense Group, Inc.	700	12,110

39

		Shares	Value†
* #	Allied Waste Industries, Inc.	30,820	$390,798
*	Amerco, Inc.	2,400	208,440
	American Ecology Corp.	900	18,810
	American Power Conversion Corp.	12,250	371,788
*	American Reprographics Co.	100	3,126
* #	American Science & Engineering, Inc.	700	44,408
#	American Standard Companies, Inc.	7,300	327,113
* #	American Superconductor Corp.	2,500	26,275
#	American Woodmark Corp.	1,900	74,081
	Ameron International Corp.	300	22,563
#	Ametek, Inc.	9,000	293,490
	Ampco-Pittsburgh Corp.	1,044	36,216
* #	AMR Corp.	7,500	239,700
#	Amrep Corp.	700	61,376
*	APAC Customer Services, Inc.	4,870	14,220
	Apogee Enterprises, Inc.	2,500	42,875
	Applied Industrial Technologies, Inc.	2,100	59,766
	Applied Signal Technologies, Inc.	1,110	17,582
	ARAMARK Corp.	1,900	63,365
*	Argon ST, Inc.	2,800	63,476
	Arkansas Best Corp.	3,100	117,490
* #	Armor Holdings, Inc.	4,400	248,820
* #	Arotech Corp.	457	923
*	Astec Industries, Inc.	2,000	68,120
*	Astronics Corp.	600	10,380
* #	ASV, Inc.	1,900	28,386
*	Atlas Air Worldwide Holding, Inc.	2,300	97,428
*	Avalon Holding Corp. Class A	500	3,530
	Avery Dennison Corp.	3,500	236,145
	Avis Budget Group, Inc.	7,064	144,529
*	Axsys Technologies, Inc.	1,400	23,730
*	AZZ, Inc.	1,000	42,620
	Badger Meter, Inc.	1,200	31,164
*	Baker (Michael) Corp.	700	14,266
	Baldor Electric Co.	2,700	93,798
*	Baldwin Technology Co., Inc. Class A	1,800	9,144
	Banta Corp.	2,100	76,062
	Barnes Group, Inc.	6,400	134,080
	Barrett Business Services, Inc.	1,000	24,000
*	BE Aerospace, Inc.	6,300	165,123
	Belden CDT, Inc.	5,000	199,050
*	Blount International, Inc.	2,700	31,725
	Boeing Co.	20,360	1,802,471
	Bowne & Co., Inc.	900	14,238
#	Brady Co. Class A	4,000	153,520
#	Briggs & Stratton Corp.	3,900	105,651
* #	BTU International, Inc.	700	6,678
*	Builders FirstSource, Inc.	1,600	26,624
	Burlington Northern Santa Fe Corp.	13,260	996,622
#	C&D Technologies, Inc.	4,100	15,867
#	C. H. Robinson Worldwide, Inc.	6,300	277,200
* #	Capstone Turbine Corp.	4,800	6,528
	Carlisle Companies, Inc.	2,500	204,725
	Cascade Corp.	1,000	52,400
*	Casella Waste Systems, Inc. Class A	3,600	39,276

40

		Shares	Value†
	Caterpillar, Inc.	16,850	$1,045,206
*	CBIZ, Inc.	8,400	58,800
	CDI Corp.	2,000	52,060
*	Celadon Group, Inc.	2,000	37,040
	Central Parking Corp.	500	9,130
*	Cenveo, Inc.	3,000	59,640
* #	Ceradyne, Inc.	2,300	121,486
	Champion Industries, Inc.	1,000	7,740
*	Channell Commercial Corp.	200	626
	Chase Corp.	300	6,827
*	ChoicePoint, Inc.	6,300	231,714
	Cintas Corp.	6,000	253,200
	CIRCOR International, Inc.	300	11,025
	Clarcor, Inc.	4,200	138,642
*	Clean Harbors, Inc.	1,100	47,003
*	Columbus McKinnon Corp.	1,700	39,491
	Comfort Systems USA, Inc.	1,000	13,490
*	Commercial Vehicle Group, Inc.	2,500	58,500
*	Compudyne Corp.	700	4,613
	CompX International, Inc.	500	8,745
*	COMSYS IT Partners, Inc.	1,600	29,456
*	Consolidated Graphics, Inc.	1,700	99,450
*	Continental Airlines, Inc.	7,500	304,800
	Con-way, Inc.	4,000	184,480
*	Copart, Inc.	7,700	232,617
*	Cornell Companies, Inc.	400	7,200
#	Corporate Executive Board Co.	1,800	170,316
*	Corrections Corporation of America	5,350	243,158
*	CoStar Group, Inc.	1,700	83,827
* #	Covanta Holding Corp.	11,000	242,880
*	CPI Aerostructures, Inc.	300	1,977
*	CRA International, Inc.	1,100	56,793
	Crane Co.	4,900	186,690
*	Cross (A.T.) Co. Class A	2,133	17,043
	CSX Corp.	16,000	573,760
	Cubic Corp.	3,300	73,260
	Cummins, Inc.	3,200	383,744
	Curtiss-Wright Corp.	5,100	181,305
#	Danaher Corp.	7,910	578,379
	Deere & Co.	5,400	518,400
	Deluxe Corp.	1,900	46,778
*	Devcon International Corp.	500	3,185
	Diamond Management & Technology Consultants, Inc.	2,800	31,220
* #	Distributed Energy Systems Corp.	1,600	6,672
* #	Document Securities Systems, Inc.	500	5,250
*	Dollar Thrifty Automotive Group, Inc.	1,700	72,369
	Donaldson Co., Inc.	5,400	189,054
	Donnelley (R.R.) & Sons Co.	17,600	620,752
	Dover Corp.	10,400	523,120
	DRS Technologies, Inc.	4,205	209,157
*	Ducommun, Inc.	1,099	25,244
*	Dynamex, Inc.	1,100	25,355
#	Eagle Bulk Shipping, Inc.	4,400	73,436
	Eastern Co.	450	8,100
	Eaton Corp.	8,782	676,917

41

		Shares	Value†
	Ecology & Environment, Inc. Class A	200	$2,044
	EDO Corp.	2,400	52,632
*	EGL, Inc.	3,470	110,832
*	Electro Rent Corp.	3,200	48,160
	ElkCorp	1,500	53,925
*	EMCOR Group, Inc.	2,800	167,076
	Emerson Electric Co.	10,430	904,281
* #	Encore Wire Corp.	1,900	46,854
* #	Energy Conversion Devices, Inc.	2,500	95,450
*	EnerSys	5,710	95,243
*	ENGlobal Corp.	2,000	13,740
	Ennis, Inc.	3,110	70,939
*	EnPro Industries, Inc.	2,500	87,200
*	Environmental Tectonics Corp.	871	4,190
	Equifax, Inc.	4,500	170,955
*	ESCO Technologies, Inc.	2,300	101,890
	Espey Manufacturing & Electronics Corp.	200	3,550
*	Essex Corp.	2,000	47,620
*	Esterline Technologies Corp.	3,100	120,714
* #	Evergreen Solar, Inc.	3,000	27,720
	Expeditors International of Washington, Inc.	7,800	352,872
*	Exponent, Inc.	2,494	44,443
*	ExpressJet Holdings, Inc.	6,235	49,257
*	EXX, Inc. Class A	1,100	3,817
	Fastenal Co.	5,500	197,945
	Federal Signal Corp.	5,910	95,860
	FedEx Corp.	7,930	915,360
*	Fiberstars, Inc.	1,804	10,950
*	First Advantage Corp.	800	15,344
*	First Consulting Group, Inc.	2,820	35,081
*	Flanders Corp.	3,100	30,659
	Florida East Coast Industries, Inc.	4,400	263,428
*	Flow International Corp.	2,000	22,180
*	Flowserve Corp.	4,800	258,432
	Fluor Corp.	3,100	269,948
*	Fortune Industries, Inc.	700	2,940
	Forward Air Corp.	1,700	56,610
*	Foster (L.B.) Co. Class A	900	20,565
	Franklin Electric Co., Inc.	2,000	103,640
* #	Frontier Airlines Holdings, Inc.	800	6,560
	Frozen Food Express Industries, Inc.	1,200	10,200
*	FTI Consulting, Inc.	5,100	137,088
* #	FuelCell Energy, Inc.	6,500	42,380
	G & K Services, Inc. Class A	2,700	106,893
*	Gardner Denver Machinery, Inc.	5,800	221,792
	GATX Corp.	5,700	263,226
*	Gehl Co.	1,500	40,590
	Gencorp, Inc.	3,700	51,097
*	General Cable Corp.	3,700	157,250
	General Dynamics Corp.	10,600	793,304
	General Electric Co.	295,242	10,416,138
*	Genesee & Wyoming, Inc.	4,850	130,271
*	Genlyte Group, Inc.	2,300	195,178
*	Global Power Equipment Group, Inc.	600	390
	Goodrich (B.F.) Co.	10,310	463,950

42

		Shares	Value†
	Gorman-Rupp Co.	1,200	$45,072
*	GP Strategies Corp.	2,600	20,306
	Graco, Inc.	3,000	125,310
*	Graftech International, Ltd.	7,300	49,275
	Graham Corp.	400	5,440
	Granite Construction, Inc.	3,500	180,600
	Greenbrier Companies, Inc.	1,200	44,364
*	Griffon Corp.	3,400	81,056
	Hardinge, Inc.	986	15,362
	Harland (John H.) Co.	2,000	85,760
	Harsco Corp.	3,300	257,499
*	Hawaiian Holdings, Inc.	3,800	17,746
	Healthcare Services Group, Inc.	2,600	65,000
	Heartland Express, Inc.	8,100	124,983
#	Heico Corp.	1,200	44,628
	Heico Corp. Class A	1,370	41,237
*	Heidrick & Struggles International, Inc.	1,500	62,760
*	Henry Bros. Electronics, Inc.	465	1,553
*	Herley Industries, Inc.	1,310	21,143
	Herman Miller, Inc.	2,900	101,819
* #	Hexcel Corp.	3,800	68,020
*	Hill International, Inc.	1,100	7,337
	Hi-Shear Technology Corp.	500	4,260
	HNI Corp.	2,300	107,732
	Honeywell International, Inc.	21,170	909,887
*	Hub Group, Inc. Class A	3,500	99,890
	Hubbell, Inc. Class A	700	34,300
	Hubbell, Inc. Class B	4,100	215,045
*	Hudson Highland Group, Inc.	700	12,495
#	Hunt (J.B.) Transport Services, Inc.	12,200	267,058
*	Hurco Companies, Inc.	1,000	25,750
*	Huttig Building Products, Inc.	2,022	10,535
*	ICT Group, Inc.	1,500	50,295
	IDEX Corp.	5,400	258,930
*	IHS, Inc.	4,130	153,017
*	II-VI, Inc.	2,500	64,550
	IKON Office Solutions, Inc.	13,700	221,529
#	Illinois Tool Works, Inc.	14,920	704,224
*	Industrial Distribution Group, Inc.	300	2,913
*	Infrasource Services, Inc.	4,300	92,923
*	Innotrac Corp.	200	640
*	Innovative Solutions & Support, Inc.	1,900	29,944
*	Insituform Technologies, Inc. Class A	3,100	79,732
* #	Integrated Alarm Services Group, Inc.	3,400	10,166
*	Integrated Electrical Services, Inc.	1,823	28,621
*	Interline Brands, Inc.	100	2,432
	International Aluminum Corp.	500	22,650
*	International Shipholding Corp.	438	5,694
	Interpool, Inc.	3,500	82,635
*	Intersections, Inc.	2,800	28,616
* #	Ionatron, Inc.	2,300	8,947
	ITT Industries, Inc.	9,100	490,945
*	Jacobs Engineering Group, Inc.	2,200	184,514
*	Jacuzzi Brands, Inc.	8,200	102,746
*	JetBlue Airways Corp.	21,400	292,324

43

		Shares	Value†
	JLG Industries, Inc.	4,600	$128,386
#	Joy Global, Inc.	3,900	171,210
*	K&F Industries Holdings, Inc.	5,300	110,399
*	Kadant, Inc.	400	9,456
	Kaman Corp. Class A	400	9,248
*	Kansas City Southern	8,720	235,876
#	Kaydon Corp.	2,201	87,930
	Kelly Services, Inc. Class A	4,100	119,474
	Kelly Services, Inc. Class B	319	9,723
*	Kenexa Corp.	1,600	49,360
	Kennametal, Inc.	4,300	262,644
*	Key Technology, Inc.	836	11,261
*	Kforce, Inc.	4,709	62,677
* #	Kirby Corp.	6,100	219,844
	Knight Transportation, Inc.	7,450	131,269
	Knoll, Inc.	100	2,081
*	Korn/Ferry International	3,200	74,592
*	K-Tron International, Inc.	200	13,390
	L-3 Communications Holdings, Inc.	9,820	807,695
*	LaBarge, Inc.	1,000	13,880
*	Labor Ready, Inc.	4,400	83,248
*	Ladish Co., Inc.	1,164	39,273
	Laidlaw International, Inc.	8,300	241,115
	Landstar Systems, Inc.	2,600	117,104
	Lawson Products, Inc.	1,070	53,746
*	Layne Christensen Co.	1,800	55,422
*	Learning Tree International, Inc.	1,600	14,592
*	LECG Corp.	3,083	56,388
	Lennox International, Inc.	6,900	201,756
*	LGL Group, Inc.	300	2,250
	Lincoln Electric Holdings, Inc.	3,500	212,975
	Lindsay Manufacturer Co.	1,200	41,340
*	LMI Aerospace, Inc.	1,600	27,408
	Lockheed Martin Corp.	10,820	978,669
	LSI Industries, Inc.	2,800	47,852
*	Lydall, Inc.	200	2,100
*	M&F Worldwide Corp.	300	4,923
*	Mac-Gray Corp.	1,958	21,440
	Macquarie Infrastucture Co. Trust	100	3,240
*	Magnetek, Inc.	1,100	6,028
*	MAIR Holdings, Inc.	300	1,713
	Manpower, Inc.	5,710	405,410
*	Marten Transport, Ltd.	2,100	38,451
#	Masco Corp.	32,400	929,556
	McGrath Rentcorp.	3,100	97,650
*	Media Sciences International, Inc.	700	4,284
* #	Medialink Worldwide, Inc.	1,000	5,190
* #	Medis Technologies, Ltd.	1,800	36,360
*	Merrimac Industries, Inc.	700	7,035
*	Mesa Air Group, Inc.	3,700	30,229
	Met-Pro Corp.	1,164	16,506
*	MFRI, Inc.	700	14,371
*	Microvision, Inc.	500	1,305
*	Middleby Corp.	300	30,450
* #	Midwest Air Group, Inc.	800	6,624

44

		Shares	Value†
*	Miller Industries, Inc.	1,000	$22,330
	Mine Safety Appliances Co.	2,900	104,719
*	Misonix, Inc.	500	2,020
*	Mobile Mini, Inc.	4,600	126,316
*	Modtech Holdings, Inc.	2,600	12,740
*	Monster Worldwide, Inc.	4,500	196,425
*	Moog, Inc. Class A	4,600	168,268
*	Moog, Inc. Class B	479	17,445
	MSC Industrial Direct Co., Inc. Class A	4,067	158,247
*	MTC Technologies, Inc.	1,100	28,699
	Mueller Industries, Inc.	4,100	139,810
	Multi-Color Corp.	399	13,454
	NACCO Industries, Inc. Class A	900	134,235
*	Nashua Corp.	600	4,383
*	National Technical Systems, Inc.	1,100	7,315
* #	Navigant Consulting, Inc.	6,500	123,825
*	Navistar International Corp.	5,269	168,555
*	NCI Building Systems, Inc.	2,400	132,432
	Nordson Corp.	2,900	140,041
	Norfolk Southern Corp.	14,720	724,960
*	North America Galvanizing & Coatings, Inc.	1,000	5,280
	Northrop Grumman Corp.	12,620	844,657
*	NuCo2, Inc.	1,000	24,970
*	Odyssey Marine Exploration, Inc.	2,700	8,559
*	Old Dominion Freight Line, Inc.	3,150	84,452
*	Omega Flex, Inc.	491	9,918
*	On Assignment, Inc.	1,600	17,472
*	Orbital Sciences Corp.	5,795	105,005
	Oshkosh Truck Corp. Class B	2,800	134,428
*	P.A.M. Transportation Services, Inc.	1,200	28,788
	Paccar, Inc.	6,820	445,346
	Pall Corp.	8,000	251,120
*	Paragon Technologies, Inc.	400	2,352
	Parker Hannifin Corp.	9,800	818,104
*	Park-Ohio Holdings Corp.	1,270	21,171
*	Patrick Industries, Inc.	503	6,142
*	Patriot Transportation Holding, Inc.	400	36,796
*	Peerless Manufacturing Co.	200	5,000
	Pentair, Inc.	9,420	300,121
*	Perini Corp.	2,100	68,292
*	PHH Corp.	6,510	187,358
*	Pinnacle Airlines Corp.	2,200	21,626
	Pitney Bowes, Inc.	8,220	378,860
* #	Plug Power, Inc.	4,000	16,240
*	Powell Industries, Inc.	1,100	26,257
*	Power-One, Inc.	8,600	62,952
	Precision Castparts Corp.	4,800	362,208
	Preformed Line Products Co.	685	22,173
	Providence & Worcester Railroad Co.	500	10,125
#	PW Eagle, Inc.	1,300	44,382
*	Quality Distribution, Inc.	2,200	29,348
* #	Quanta Services, Inc.	10,300	188,799
	Quixote Corp.	900	17,316
*	RailAmerica, Inc.	1,000	15,950
	Raven Industries, Inc.	900	25,119

45

		Shares	Value†
	Raytheon Co.	16,220	$827,869
*	RCM Technologies, Inc.	1,150	7,096
	Regal-Beloit Corp.	3,600	184,068
*	Republic Airways Holdings, Inc.	5,410	93,431
	Republic Services, Inc.	6,530	270,864
*	Resources Connection, Inc.	4,100	119,023
	Robbins & Myers, Inc.	400	17,116
	Robert Half International, Inc.	6,200	239,258
	Rockwell Automation, Inc.	6,200	403,496
	Rockwell Collins, Inc.	6,240	376,459
	Rollins, Inc.	3,700	81,067
#	Roper Industries, Inc.	4,200	215,502
*	Rush Enterprises, Inc. Class A	2,200	39,996
*	Rush Enterprises, Inc. Class B	800	13,512
	Ryder System, Inc.	6,900	359,973
*	Saia, Inc.	200	4,958
	Schawk, Inc.	2,400	46,008
*	School Specialty, Inc.	2,800	103,740
*	Sequa Corp. Class A	1,000	113,850
*	Sequa Corp. Class B	300	34,200
	Servidyne, Inc.	110	449
*	Shaw Group, Inc.	7,700	230,153
*	SIFCO Industries, Inc.	610	3,935
#	Simpson Manufacturing Co., Inc.	4,700	145,559
*	Sirva, Inc.	6,646	25,255
*	Sitel Corp.	7,001	28,914
	Skywest, Inc.	7,810	197,124
*	SL Industries, Inc.	624	9,984
	Smith (A.O.) Corp.	3,000	107,370
	Southwest Airlines Co.	68,338	1,073,590
*	Sparton Corp.	920	8,004
*	Spherion Corp.	1,700	12,240
*	Spherix, Inc.	800	1,624
*	Spire Corp.	300	2,445
	SPX Corp.	6,400	391,104
*	Standard Parking Corp.	428	16,187
	Standard Register Co.	2,900	36,105
	Standex International Corp.	1,200	35,676
	Starrett (L.S.) Co. Class A	603	9,413
	Steelcase, Inc. Class A	8,710	154,167
*	Stericycle, Inc.	3,800	275,196
*	Sterling Construction Co., Inc.	1,072	25,782
*	Strategic Distribution, Inc.	315	3,698
	Sun Hydraulics, Inc.	900	18,828
*	Superior Essex, Inc.	2,600	92,040
	Supreme Industries, Inc.	900	5,868
*	Swift Transportation Co., Inc.	8,310	235,755
	Synagro Techonologies, Inc.	9,397	42,568
	Sypris Solutions, Inc.	500	3,730
*	SYS	700	1,582
*	Target Logistics, Inc.	1,900	4,845
*	Taser International, Inc.	2,900	24,592
*	Team, Inc.	900	27,765
	Tech/Ops Sevcon, Inc.	144	1,018
	Technology Research Corp.	800	3,256

46

		Shares	Value†
	Tecumseh Products Co. Class A	1,100	$17,831
*	Tecumseh Products Co. Class B	400	6,360
*	Teledyne Technologies, Inc.	3,400	136,680
	Teleflex, Inc.	4,310	278,555
* #	TeleTech Holdings, Inc.	5,900	133,222
	Tennant Co.	2,200	63,910
* #	Terex Corp.	4,300	240,886
*	Tetra Tech, Inc.	4,800	83,760
#	Textron, Inc.	6,200	604,190
*	The Advisory Board Co.	1,100	61,017
	The Brink’s Co.	3,700	207,718
* #	The Dun & Bradstreet Corp.	2,300	189,106
*	The Geo Group, Inc.	1,700	63,852
*	The Lamson & Sessions Co.	1,500	32,250
	The Manitowoc Co., Inc.	4,800	289,152
*	Thomas & Betts Corp.	4,800	248,976
	Timken Co.	10,400	309,296
#	Titan International, Inc.	2,500	47,525
	Todd Shipyards Corp.	700	11,662
	Toro Co.	3,100	139,190
*	TRC Companies, Inc.	2,526	24,123
	Tredegar Industries, Inc.	4,700	93,483
* #	Trex Co., Inc.	1,800	40,770
	Trinity Industries, Inc.	9,000	340,200
	Triumph Group, Inc.	400	21,224
*	Tufco Technologies, Inc.	510	3,366
* #	TurboChef Technologies, Inc.	900	13,041
	Twin Disc, Inc.	900	31,761
*	U.S. Home Systems, Inc.	800	7,896
*	U.S. Xpress Enterprises, Inc. Class A	1,300	22,659
*	UAL Corp.	6,200	251,596
	UAP Holding Corp.	3,400	81,634
*	Ultralife Batteries, Inc.	1,200	12,348
	Union Pacific Corp.	9,910	897,053
	United Industrial Corp.	700	34,223
	United Parcel Service, Inc.	16,930	1,319,186
*	United Rentals, Inc.	8,900	223,034
*	United Stationers, Inc.	3,800	176,244
	United Technologies Corp.	25,950	1,674,554
	Universal Forest Products, Inc.	2,600	121,264
*	Universal Security Instruments, Inc.	266	6,820
*	UQM Technologies, Inc.	1,000	3,000
*	URS Corp.	5,900	260,544
*	US Airways Group, Inc.	3,165	179,645
*	USA Truck, Inc.	200	3,854
*	USG Corp.	3,000	167,190
	Valley National Gases, Inc.	900	23,589
	Valmont Industries, Inc.	2,100	124,425
*	Valpey Fisher Corp.	600	2,067
*	Versar, Inc.	1,060	4,176
	Viad Corp.	2,700	106,137
	Vicor Corp.	3,000	36,780
*	Volt Information Sciences, Inc.	300	13,998
	VSE Corp.	100	3,461
#	W.W. Grainger, Inc.	4,400	318,384

47

		Shares	Value†
	Wabash National Corp.	2,300	$33,810
	Wabtec Corp.	3,800	124,830
#	Walter Industries, Inc.	2,900	139,461
*	Washington Group International, Inc.	3,310	194,562
*	Waste Connections, Inc.	5,410	218,294
	Waste Industries USA, Inc.	1,300	39,052
	Waste Management, Inc.	14,640	535,970
	Watsco, Inc. Class A	1,800	93,024
	Watsco, Inc. Class B	200	10,416
	Watson Wyatt & Co. Holdings	3,300	153,120
	Watts Water Technologies, Inc.	3,200	133,216
	Werner Enterprises, Inc.	9,420	175,683
*	WESCO International, Inc.	4,000	267,600
*	Westaff, Inc.	1,355	6,314
*	Willis Lease Finance Corp.	886	8,860
*	Wolverine Tube, Inc.	1,700	1,921
	Woodward Governor Co.	3,300	126,027
*	World Air Holdings, Inc.	241	2,051
*	Xanser Corp.	3,479	18,126
*	YRC Worldwide, Inc.	6,900	267,375
Total Industrials			77,075,946

Information Technology — (13.2%)
*	24/7 Real Media, Inc.	4,686	40,862
*	3Com Corp.	47,273	198,074
*	Acacia Research-Acacia Technologies	2,400	33,432
* #	Access Integrated Technologies, Inc.	2,200	19,690
*	Actel Corp.	3,100	57,846
*	ActivIdentity Corp.	6,764	34,091
* #	Activision, Inc.	15,300	260,865
*	Actuate Corp.	5,400	29,214
	Acxiom Corp.	7,000	174,440
*	Adaptec, Inc.	15,800	68,888
*	ADC Telecommunications, Inc.	6,800	93,772
*	ADDvantage Technologies Group, Inc.	600	2,574
*	Adept Technology, Inc.	400	4,604
*	Adobe Systems, Inc.	10,670	428,187
	Adtran, Inc.	3,100	67,549
*	Advanced Energy Industries, Inc.	4,000	68,920
*	Advanced Micro Devices, Inc.	26,700	575,919
*	Advent Software, Inc.	2,300	84,088
*	Aehr Test Systems	700	3,465
*	Aeroflex, Inc.	9,010	108,661
*	Aetrium, Inc.	900	2,925
*	Affiliated Computer Services, Inc. Class A	8,300	419,565
*	Agere Systems, Inc. Class A	8,200	146,944
*	Agile Software Corp.	7,000	46,970
*	Agilent Technologies, Inc.	10,900	347,056
	Agilysys, Inc.	400	6,128
*	Airspan Networks, Inc.	2,200	6,270
*	Akamai Technologies, Inc.	5,800	283,446
* #	Alliance Data Systems Corp.	3,600	232,956
*	Alliance Semiconductor Corp.	2,150	8,041
*	Altera Corp.	13,020	258,968
*	Altiris, Inc.	2,600	64,454

48

		Shares	Value†
	American Software, Inc. Class A	2,800	$22,988
*	American Technical Ceramics Corp.	874	11,266
*	AMIS Holdings, Inc.	10,100	109,080
* #	Amkor Technology, Inc.	15,100	154,322
*	Ampex Corp. Class A	200	3,340
#	Amphenol Corp.	3,200	218,016
*	Amtech Systems, Inc.	300	2,007
*	Anadigics, Inc.	4,700	45,355
*	Analex Corp.	1,900	3,876
	Analog Devices, Inc.	17,020	553,490
*	Analysts International Corp.	1,000	1,780
*	Anaren, Inc.	300	6,165
*	Andrew Corp.	12,110	120,737
*	Anixter International, Inc.	3,500	205,170
*	Ansoft Corp.	1,100	30,404
*	Answerthink, Inc.	6,900	19,941
*	Ansys, Inc.	3,200	150,240
*	Apple Computer, Inc.	21,790	1,997,707
*	Applied Innovation, Inc.	1,498	4,764
	Applied Materials, Inc.	39,840	716,323
*	Applied Micro Circuits Corp.	28,637	100,230
*	Aptimus, Inc.	600	4,650
*	aQuantive, Inc.	5,600	133,840
*	Ariba, Inc.	9,200	69,552
*	Arris Group, Inc.	8,661	103,326
*	Arrow Electronics, Inc.	11,940	379,214
*	Art Technology Group, Inc.	10,300	24,308
*	Ascendia Brands, Inc.	1,200	2,220
*	Aspen Technology, Inc.	4,500	43,875
	Astro-Med, Inc.	700	7,000
*	Asyst Technologies, Inc.	4,500	29,655
*	Atheros Communications	4,430	100,738
*	Atmel Corp.	39,072	197,704
*	ATMI, Inc.	2,900	94,279
*	Authentidate Holding Corp.	3,883	5,980
*	Autobytel, Inc.	3,400	10,268
*	Autodesk, Inc.	8,500	350,030
	Automatic Data Processing, Inc.	14,150	682,455
* #	Avanex Corp.	5,000	9,950
*	Avaya, Inc.	32,700	417,906
*	Avici Systems, Inc.	2,225	15,842
*	Avid Technology, Inc.	3,210	125,126
*	Avnet, Inc.	12,500	309,875
* #	Avocent Corp.	4,800	166,944
	AVX Corp.	19,160	297,746
*	Aware, Inc.	3,200	16,896
*	Axcelis Technologies, Inc.	13,270	84,795
*	Axesstel, Inc.	200	422
*	AXT, Inc.	3,567	18,477
* #	Bankrate, Inc.	700	25,550
*	BEA Systems, Inc.	14,410	198,426
* #	BearingPoint, Inc.	23,700	198,606
	Bel Fuse, Inc. Class A	300	9,768
	Bel Fuse, Inc. Class B	1,100	40,370
*	Bell Microproducts, Inc.	700	4,816

49

		Shares	Value†
*	Benchmark Electronics, Inc.	7,600	$184,604
*	BISYS Group, Inc.	14,100	169,059
	Black Box Corp.	1,100	47,102
*	Blackboard, Inc.	1,400	39,900
*	Blue Coat Systems, Inc.	600	15,324
*	BMC Software, Inc.	7,600	247,456
*	Bookham, Inc.	4,600	18,538
*	Borland Software Corp.	9,467	50,080
*	Bottomline Technologies, Inc.	1,200	12,564
*	Brightpoint, Inc.	2,940	40,601
*	Broadcom Corp.	10,170	333,881
*	Brocade Communications Systems, Inc.	22,800	210,900
*	Brooks Automation, Inc.	7,253	101,324
*	BSQUARE Corp.	855	2,445
	CA, Inc.	42,410	920,297
* #	Cabot Microelectronics Corp.	3,000	94,950
*	CACI International, Inc. Class A	3,500	209,440
*	Cadence Design Systems, Inc.	15,300	281,214
*	CalAmp Corp.	2,000	14,500
*	California Micro Devices Corp.	1,400	6,426
*	CallWave, Inc.	2,012	5,533
	CAM Commerce Solutions, Inc.	400	9,232
*	Captaris, Inc.	836	6,103
*	Carreker Corp.	3,000	21,810
*	Carrier Access Corp.	5,100	31,875
	Cass Information Systems, Inc.	800	30,912
*	Catalyst Semiconductor, Inc.	1,400	4,522
*	Catapult Communications Corp.	2,500	21,650
*	C-COR, Inc.	6,000	60,000
	CDW Corp.	2,600	183,300
*	Centillium Communications, Inc.	9,500	18,905
*	Ceridian Corp.	10,500	257,355
*	CEVA, Inc.	3,100	20,832
*	CheckFree Corp.	9,000	376,290
*	Checkpoint Systems, Inc.	3,500	67,130
*	Cherokee International Corp.	1,500	4,740
*	Chordiant Software, Inc.	8,100	24,786
*	Ciber, Inc.	1,300	9,022
*	Ciena Corp.	6,685	168,061
*	Ciprico, Inc.	678	3,309
*	Cirrus Logic, Inc.	10,300	71,791
*	Cisco Sytems, Inc.	155,800	4,187,904
* #	Citrix Systems, Inc.	6,300	181,062
*	CNET Networks, Inc.	5,000	45,300
	Cognex Corp.	6,600	161,370
*	Cognizant Technology Solutions Corp.	5,200	424,112
*	Coherent, Inc.	4,044	130,662
	Cohu, Inc.	1,210	23,922
*	Comarco, Inc.	900	8,406
* #	CommScope, Inc.	4,900	147,833
	Communications Systems, Inc.	616	5,729
*	Computer Horizons Corp.	5,000	23,400
*	Computer Sciences Corp.	14,194	740,927
*	Computer Task Group, Inc.	1,885	7,936
*	Compuware Corp.	40,320	338,285

50

		Shares	Value†
*	Comtech Telecommunications Corp.	2,000	$71,040
*	Comverse Technology, Inc.	10,150	198,128
*	Concur Technologies, Inc.	2,700	41,418
*	Concurrent Computer Corp.	14,400	26,928
*	Conexant Systems, Inc.	13,100	28,558
*	Convera Corp.	4,400	20,592
*	Convergys Corp.	14,910	359,629
*	Corillian Corp.	3,600	12,456
*	Corning, Inc.	33,510	722,476
*	Covansys Corp.	2,800	63,784
*	CPI International, Inc.	1,500	21,015
*	Credence Systems Corp.	4,700	18,048
*	Cree, Inc.	7,500	148,425
*	CSG Systems International, Inc.	4,300	119,239
*	CSP, Inc.	400	3,356
	CTS Corp.	1,000	15,280
*	Cyberoptics Corp.	1,225	15,705
*	Cybersource Corp.	1,936	20,309
*	Cymer, Inc.	4,200	198,450
*	Cypress Semiconductor Corp.	15,700	273,023
	Daktronics, Inc.	1,800	65,124
*	Datalink Corp.	700	5,684
	Dataram Corp.	1,000	4,460
* #	Dell, Inc.	22,310	607,724
*	Delphax Technologies, Inc.	100	110
	Diebold, Inc.	5,200	239,200
*	Digi International, Inc.	2,920	38,807
*	Digimarc Corp.	3,300	29,733
*	Digital Angel Corp.	6,000	16,800
*	Digital Insight Corp.	2,400	91,584
* #	Digital River, Inc.	3,300	194,403
*	Digitas, Inc.	8,800	95,216
*	Diodes, Inc.	2,150	88,860
*	Ditech Networks, Inc.	5,300	37,100
*	DocuCorp International, Inc.	1,000	7,430
*	Dot Hill Systems Corp.	3,700	12,062
*	DSP Group, Inc.	3,500	75,565
*	DST Systems, Inc.	2,400	149,760
*	DTS, Inc.	2,100	52,290
*	Dycom Industries, Inc.	3,210	65,227
*	Dynamics Research Corp.	1,002	9,529
*	EarthLink, Inc.	8,420	54,814
*	eBay, Inc.	19,190	620,797
*	Echelon Corp.	5,000	40,000
*	eCollege.com, Inc.	1,944	34,389
*	EDGAR Online, Inc.	1,600	5,392
*	Edgewater Technology, Inc.	1,240	8,246
*	EFJ, Inc.	2,200	12,320
*	eFunds Corp.	5,700	146,205
*	Electro Scientific Industries, Inc.	2,392	47,481
*	Electroglas, Inc.	2,200	6,424
* #	Electronic Arts, Inc.	7,830	437,306
	Electronic Data Systems Corp.	22,000	597,080
*	Electronics for Imaging, Inc.	4,510	110,495
*	eLoyalty Corp.	500	8,985

51

		Shares	Value†
*	Embarcadero Technologies, Inc.	2,206	$15,266
*	EMC Corp.	54,800	718,428
*	EMCORE Corp.	4,900	29,400
*	EMS Technologies, Inc.	200	4,094
*	Emulex Corp.	6,800	141,916
*	Endwave Corp.	1,600	21,568
*	Entegris, Inc.	18,300	195,078
*	Entrust, Inc.	3,900	15,756
*	Epicor Software Corp.	4,900	65,170
*	EPIQ Systems, Inc.	1,800	28,116
*	ePlus, Inc.	800	8,080
* #	Equinix, Inc.	2,000	152,640
*	eSpeed, Inc.	3,400	31,892
*	Euronet Worldwide, Inc.	2,700	89,397
*	Evans & Sutherland Computer Corp.	685	2,665
*	Exar Corp.	600	8,142
*	Excel Technology, Inc.	600	15,138
*	Extreme Networks, Inc.	9,230	36,828
*	F5 Networks, Inc.	2,900	216,949
	Factset Research Systems, Inc.	2,400	126,912
	Fair Isaac Corp.	3,400	141,508
*	Fairchild Semiconductor Corp. Class A	14,000	228,480
*	FalconStor Software, Inc.	2,200	18,986
*	Faro Technologies, Inc.	1,400	31,052
*	FEI Co.	3,610	87,759
	Fidelity National Information Services, Inc.	22,697	905,610
* #	Finisar Corp.	22,900	87,707
	First Data Corp.	33,260	839,815
*	Fiserv, Inc.	5,700	291,327
* #	Flir Systems, Inc.	5,700	183,597
*	FormFactor, Inc.	3,800	141,968
*	Forrester Research, Inc.	1,900	53,428
*	Foundry Networks, Inc.	13,000	186,030
*	Freescale Semiconductor, Inc. Class A	600	23,946
*	Freescale Semiconductor, Inc. Class B	1,200	47,916
	Frequency Electronics, Inc.	1,400	17,500
*	FSI International, Inc.	3,939	22,098
* #	Gartner Group, Inc.	5,500	106,040
*	Genesis Microchip, Inc.	2,300	23,000
*	Gerber Scientific, Inc.	900	12,456
	Gevity HR, Inc.	2,300	50,232
*	Glenayre Technologies, Inc.	6,900	16,698
*	Global Imaging Systems, Inc.	6,720	143,203
	Global Payments, Inc.	7,400	338,920
*	Globecomm Systems, Inc.	1,700	15,657
* #	GlobeTel Communications Corp.	2,400	672
*	Globix Corp.	3,910	17,204
*	Google, Inc.	200	96,984
*	Greenfield Online, Inc.	3,600	45,756
*	GSE Systems, Inc.	584	2,803
*	GTSI Corp.	1,900	18,126
*	Harmonic, Inc.	6,000	47,700
	Harris Corp.	4,600	193,706
*	Hauppauge Digital, Inc.	1,000	5,990
	Heartland Payment Systems, Inc.	2,000	56,800

52

		Shares	Value†
*	HEI, Inc.	1,800	$3,330
#	Henry Jack & Associates, Inc.	7,700	168,476
*	Hewitt Associates, Inc. Class A	200	5,080
	Hewlett-Packard Co.	64,299	2,537,239
*	hi/fn, Inc.	1,797	8,931
*	Hittite Microwave Corp.	1,600	62,512
*	Hutchinson Technology, Inc.	1,900	45,277
*	Hypercom Corp.	6,883	45,565
*	Hyperion Solutions Corp.	4,850	178,286
* #	I.D. Systems, Inc.	1,100	23,892
* #	i2 Technologies, Inc.	1,300	25,116
*	iBasis, Inc.	2,000	16,200
*	Ibis Technology Corp.	1,500	3,375
*	iGATE Capital Corp.	4,221	27,479
* #	ImageWare Systems, Inc.	400	588
	Imation Corp.	4,300	199,133
*	Immersion Corp.	2,300	16,146
*	Indus International, Inc.	4,500	16,740
*	Infocrossing, Inc.	2,910	41,468
*	InFocus Corp.	2,100	5,292
*	Informatica Corp.	3,900	46,995
*	Inforte Corp.	1,200	4,392
*	InfoSpace, Inc.	3,800	74,670
*	Ingram Micro, Inc.	17,910	365,006
*	Innodata Isogen, Inc.	1,700	3,927
*	Innovex, Inc.	1,800	3,294
*	Insight Enterprises, Inc.	6,110	122,811
*	InsWeb Corp.	100	248
	Integral Systems, Inc.	1,200	28,908
*	Integrated Device Technology, Inc.	23,620	389,730
*	Integrated Silicon Solution, Inc.	4,383	27,262
	Intel Corp.	148,154	3,163,088
*	Intelli-Check, Inc.	840	4,889
*	Interactive Intelligence, Inc.	1,300	22,776
*	Interdigital Communications Corp.	3,400	108,630
*	Interlink Electronics, Inc.	200	530
*	Intermec, Inc.	2,500	63,375
* #	Internap Network Services Corp.	2,700	52,515
	International Business Machines Corp.	39,100	3,594,072
*	International DisplayWorks, Inc.	2,000	12,580
*	International Rectifier Corp.	7,700	308,000
*	Internet Capital Group, Inc.	5,120	52,787
*	Interphase Corp.	700	6,195
	Intersil Corp.	15,750	390,128
	Inter-Tel, Inc.	1,000	22,290
*	Intervideo, Inc.	1,429	18,506
*	Intervoice, Inc.	3,200	21,472
*	Interwoven, Inc.	5,737	81,293
*	Intest Corp.	1,100	4,983
*	Intevac, Inc.	1,800	49,122
*	IntriCon Corp.	400	2,196
*	Intuit, Inc.	14,000	440,720
*	INX, Inc.	100	776
*	Iomega Corp.	6,886	26,442
*	iPass, Inc.	800	4,456

53

		Shares	Value†
*	Iron Mountain, Inc.	4,500	$193,950
*	Iteris, Inc.	2,800	6,440
*	Itron, Inc.	2,100	100,779
*	Ixia	4,800	45,552
*	IXYS Corp.	4,030	38,648
*	j2 Global Communications, Inc.	2,200	61,446
	Jabil Circuit, Inc.	10,200	289,272
*	Jaco Electronics, Inc.	600	1,998
*	JDA Software Group, Inc.	800	11,440
* #	JDS Uniphase Corp.	14,575	269,346
*	Juniper Networks, Inc.	31,300	666,377
* #	Jupitermedia Corp.	2,800	17,892
*	Keane, Inc.	7,200	89,280
	Keithley Instruments, Inc.	2,165	27,236
*	Kemet Corp.	1,900	13,965
*	Key Tronic Corp.	1,400	6,930
*	Keynote Systems, Inc.	3,220	33,391
*	Kintera, Inc.	800	1,128
	KLA-Tencor Corp.	9,400	485,698
*	Komag, Inc.	3,700	146,076
*	Kopin Corp.	6,400	23,168
*	Kronos, Inc.	2,200	77,572
*	Kulicke & Soffa Industries, Inc.	2,100	17,199
*	KVH Industries, Inc.	2,000	23,000
*	L-1 Identity Solutions, Inc.	6,304	105,655
* #	Lam Research Corp.	5,300	278,780
*	LaserCard Corp.	800	9,744
*	Lattice Semiconductor Corp.	13,900	94,381
*	Lawson Software, Inc.	21,912	163,025
*	LeCroy Corp.	2,000	22,540
*	Lexmark International, Inc.	3,500	241,430
*	Lightbridge, Inc.	3,400	44,880
#	Linear Technology Corp.	11,100	356,754
*	Lionbridge Technologies, Inc.	4,600	26,312
*	Littlefuse, Inc.	2,000	62,560
*	LogicVision, Inc.	300	249
*	Logility, Inc.	1,176	9,878
*	LoJack Corp.	1,100	16,698
*	LookSmart, Ltd.	2,428	11,169
*	Loral Space & Communications, Inc.	2,300	70,679
*	LSI Logic Corp.	43,200	460,512
*	LTX Corp.	6,300	32,823
*	Lucent Technologies, Inc.	7,700	19,866
* #	Lumera Corp.	1,200	8,808
*	Macrovision Corp.	4,100	113,365
*	Magma Design Automation, Inc.	3,100	27,776
*	Management Network Group, Inc.	2,370	3,152
*	Manhattan Associates, Inc.	2,150	62,350
*	ManTech International Corp. Class A	1,500	54,420
*	Mapinfo Corp.	3,300	43,725
* #	Marchex, Inc. Class B	2,100	28,749
*	Mastec, Inc.	8,300	93,624
*	Mattson Technology, Inc.	5,100	48,501
#	Maxim Integrated Products, Inc.	7,990	251,525
	Maximus, Inc.	1,900	55,594

54

		Shares	Value†
* #	Maxwell Technologies, Inc.	1,500	$21,240
*	McAfee, Inc.	5,700	166,497
*	McDATA Corp. Class A	12,800	80,256
*	McDATA Corp. Class B	200	1,260
* #	Mechanical Technology, Inc.	2,100	6,132
*	MEMC Electronic Materials, Inc.	8,000	318,400
*	Mentor Graphics Corp.	7,410	125,303
*	Mercury Computer Systems, Inc.	2,000	26,160
*	Merix Corp.	2,600	23,998
	Mesa Laboratories, Inc.	200	3,940
*	MetaSolv, Inc.	4,420	17,945
	Methode Electronics, Inc.	3,600	40,356
*	Metrologic Instruments, Inc.	200	3,680
*	Micrel, Inc.	7,000	80,850
	Microchip Technology, Inc.	7,000	238,770
*	Micron Technology, Inc.	62,561	913,391
*	Micros Systems, Inc.	3,300	168,036
*	Microsemi Corp.	5,600	115,640
	Microsoft Corp.	252,000	7,391,160
* #	MicroStrategy, Inc.	500	59,235
*	Microtune, Inc.	5,400	24,786
* #	Midway Games, Inc.	5,200	40,248
* #	Mindspeed Technologies, Inc.	1,900	3,230
*	MIPS Technologies, Inc.	3,800	32,490
*	MIVA, Inc.	1,100	3,762
*	MKS Instruments, Inc.	7,310	152,121
*	Mobility Electronics, Inc.	1,000	3,220
*	Mobius Management Systems, Inc.	1,900	13,490
	Mocon, Inc.	300	3,300
*	Moldflow Corp.	1,200	15,552
	Molex, Inc.	5,300	169,600
	Molex, Inc. Class A	4,500	126,585
	MoneyGram International, Inc.	7,600	231,800
*	MoSys, Inc.	4,400	41,932
	Motorola, Inc.	77,600	1,720,392
*	MPS Group, Inc.	13,220	198,168
*	MRV Communications, Inc.	14,400	53,712
	MTS Systems Corp.	1,500	57,510
* #	Multi-Fineline Electronix, Inc.	1,400	30,198
*	Nanometrics, Inc.	600	5,142
*	Napco Security Systems, Inc.	2,575	16,583
*	Napster, Inc.	4,200	15,750
	National Instruments Corp.	7,300	212,284
	National Semiconductor Corp.	12,400	299,956
* #	NAVTEQ Corp.	4,000	143,080
*	NCR Corp.	8,700	373,317
* #	NeoMagic Corp.	600	2,706
*	Neoware Systems, Inc.	1,900	21,223
*	NETGEAR, Inc.	2,500	65,000
*	Netlogic Microsystems, Inc.	1,600	34,128
*	NetManage, Inc.	800	3,976
*	NetRatings, Inc.	3,860	70,638
*	NetScout Systems, Inc.	4,100	32,021
*	Network Appliance, Inc.	10,000	392,100
*	Network Engines, Inc.	5,000	11,750

55

		Shares	Value†
*	Network Equipment Technologies, Inc.	2,100	$12,873
*	Newport Corp.	1,500	32,595
*	NIC, Inc.	5,286	25,109
*	NMS Communications Corp.	5,736	10,038
*	Novatel Wireless, Inc.	6,500	61,360
*	Novell, Inc.	29,592	185,838
* #	Novellus Systems, Inc.	13,800	430,836
*	Nu Horizons Electronics Corp.	200	2,254
*	Nuance Communications, Inc.	17,000	174,250
*	NumereX Corp. Class A	880	8,008
*	Nvidia Corp.	12,900	477,171
	O.I. Corp.	200	2,050
* #	OmniVision Technologies, Inc.	3,500	57,015
*	ON Semiconductor Corp.	27,400	176,456
*	Online Resources Corp.	2,200	23,430
*	Onvia, Inc.	500	2,980
*	Open Solutions, Inc.	2,000	74,500
*	Openwave Systems, Inc.	7,400	62,160
*	Oplink Communications, Inc.	2,700	53,865
*	OPNET Technologies, Inc.	1,900	30,647
*	Opsware, Inc.	4,900	42,924
*	Optical Cable Corp.	100	490
*	Optical Communication Products, Inc.	3,242	6,354
*	Oracle Corp.	133,400	2,538,602
*	OSI Systems, Inc.	600	11,394
*	Overland Storage, Inc.	1,300	6,240
*	OYO Geospace Corp.	481	22,944
*	Packeteer, Inc.	2,700	32,049
*	Palm, Inc.	10,050	140,801
*	Parametric Technology Corp.	7,480	144,813
	Park Electrochemical Corp.	1,900	61,636
* #	Parkervision, Inc.	1,605	16,323
*	Paxar Corp.	5,010	106,964
	Paychex, Inc.	9,740	383,853
*	PC Connection, Inc.	4,026	54,069
*	PC-Tel, Inc.	500	4,840
*	PDF Solutions, Inc.	2,100	30,891
	Pegasystems, Inc.	4,210	42,521
*	Pemstar, Inc.	5,900	22,302
*	Perceptron, Inc.	400	3,336
*	Perficient, Inc.	2,100	36,687
*	Performance Technologies, Inc.	1,200	6,540
*	Pericom Semiconductor Corp.	3,400	39,202
*	Perot Systems Corp.	14,500	227,940
*	Pervasive Software, Inc.	3,518	13,122
*	Phoenix Technologies, Ltd.	2,650	12,853
*	Photon Dynamics, Inc.	1,500	16,665
*	Photronics, Inc.	3,900	61,503
*	Pinnacle Data Systems, Inc.	100	225
*	Planar Systems, Inc.	1,500	15,030
	Plantronics, Inc.	3,570	74,970
*	PLATO Learning, Inc.	2,317	11,724
*	Plexus Corp.	5,670	136,931
*	PLX Technology, Inc.	2,300	31,119
* #	PMC-Sierra, Inc.	14,505	110,383

56

		Shares	Value†
* #	Polycom, Inc.	7,800	$224,952
*	PortalPlayer, Inc.	100	1,340
*	Power Integrations, Inc.	1,300	36,218
*	Powerwave Technologies, Inc.	8,837	56,645
*	Presstek, Inc.	3,200	19,232
	Printronix, Inc.	800	9,640
*	Progress Software Corp.	3,700	100,307
	QAD, Inc.	3,100	25,420
*	QLogic Corp.	13,300	295,925
	Qualcomm, Inc.	36,600	1,339,194
	Quality Systems, Inc.	1,500	57,315
*	Qualstar Corp.	1,308	3,728
*	Quantum Corp.	16,850	39,766
*	Quest Software, Inc.	12,610	180,449
*	QuickLogic Corp.	2,800	8,204
*	Quovadx, Inc.	5,629	14,467
*	Radiant Systems, Inc.	1,800	17,658
*	RadiSys Corp.	2,700	45,603
*	Radyne Corp.	2,400	24,024
*	RAE Systems, Inc.	5,500	20,075
* #	Rambus, Inc.	5,100	113,730
* #	Ramtron International Corp.	2,096	8,091
*	RealNetworks, Inc.	19,540	224,710
* #	Red Hat, Inc.	8,300	144,420
*	Redback Networks, Inc.	6,031	88,776
*	Relm Wireless Corp.	1,500	9,195
	REMEC, Inc.	400	440
#	Renaissance Learning, Inc.	1,388	23,443
*	RF Micro Devices, Inc.	24,500	188,895
*	RF Monolithics, Inc.	900	4,590
	Richardson Electronics, Ltd.	1,900	19,000
*	RightNow Technologies, Inc.	1,100	18,194
*	Rimage Corp.	500	12,040
*	Rofin-Sinar Technologies, Inc.	1,400	81,368
*	Rogers Corp.	1,600	111,168
*	Rudolph Technologies, Inc.	3,610	57,868
*	S1 Corp.	8,200	42,886
*	Saba Software, Inc.	2,604	14,062
	Sabre Holdings Corp.	14,700	403,221
*	Safeguard Scientifics, Inc.	23,650	58,416
*	SafeNet, Inc.	1,234	28,728
*	Salesforce.com, Inc.	4,600	179,400
*	Sandisk Corp.	8,600	381,840
*	Sanmina-SCI Corp.	57,700	213,490
*	Sapient Corp.	8,212	44,838
* #	SatCon Technology Corp.	400	596
*	ScanSource, Inc.	1,900	57,988
*	Scientific Learning Corp.	1,200	6,660
*	SCM Microsystems, Inc.	2,923	9,880
*	Seachange International, Inc.	3,200	27,584
#	Seagate Technology	777	20,016
*	Secure Computing Corp.	2,700	17,523
*	Selectica, Inc.	900	1,539
*	Semitool, Inc.	3,010	41,327
*	Semtech Corp.	4,600	60,352

57

		Shares	Value†
*	SI International, Inc.	1,600	$55,088
*	Sigma Designs, Inc.	1,300	33,995
*	Silicon Image, Inc.	6,600	82,962
*	Silicon Laboratories, Inc.	4,100	132,102
*	Silicon Storage Technology, Inc.	12,700	58,547
*	SimpleTech, Inc.	4,360	39,240
*	Sirenza Microdevices, Inc.	3,436	30,546
*	Skyworks Solutions, Inc.	20,900	151,734
*	SM&A	2,025	11,441
*	Solectron Corp.	108,110	360,006
*	Sonic Foundry, Inc.	1,800	6,660
*	Sonic Solutions, Inc.	1,700	26,775
*	SonicWALL, Inc.	7,900	79,395
*	Sonus Networks, Inc.	22,200	139,416
	SpectraLink Corp.	1,000	8,120
*	Spectrum Control, Inc.	1,500	13,245
*	SPSS, Inc.	2,100	59,241
*	SRA International, Inc.	2,700	78,786
*	SRS Labs, Inc.	1,600	15,952
*	Staktek Holdings, Inc.	7,300	42,705
*	Standard Microsystems Corp.	1,500	47,805
	StarTek, Inc.	1,800	24,660
	Stellent, Inc.	3,600	48,384
* #	Stratasys, Inc.	900	27,090
*	Stratex Networks, Inc.	4,500	19,260
*	Stratos International, Inc.	600	4,482
*	SumTotal Systems, Inc.	4,200	29,484
*	Sun Microsystems, Inc.	92,048	498,900
*	Sunair Electronics, Inc.	400	1,596
*	Sunrise Telecom, Inc.	500	1,100
*	Supertex, Inc.	1,400	65,688
*	SupportSoft, Inc.	4,800	27,648
*	Sybase, Inc.	7,300	174,762
*	Sycamore Networks, Inc.	27,000	100,710
*	Sykes Enterprises, Inc.	3,600	62,028
*	Symantec Corp.	35,800	758,960
	Symbol Technologies, Inc.	21,510	318,778
*	Symmetricom, Inc.	5,800	50,866
*	Synaptics, Inc.	2,400	68,808
*	SYNNEX Corp.	3,600	81,756
*	Synopsys, Inc.	11,290	288,460
*	Synplicity, Inc.	2,800	19,040
	Syntel, Inc.	1,890	55,793
* #	Take-Two Interactive Software, Inc.	2,900	50,344
	TALX Corp.	2,200	54,890
*	Tech Data Corp.	6,100	255,102
	Technitrol, Inc.	5,600	153,888
*	Technology Solutions Co.	294	1,967
*	TechTeam Global, Inc.	1,266	13,825
*	Tekelec	6,000	96,600
	Tektronix, Inc.	9,141	279,349
*	TeleCommunication Systems, Inc.	5,600	19,488
* #	Telkonet, Inc.	1,500	4,050
*	Tellabs, Inc.	30,980	311,039
*	Teradyne, Inc.	18,500	275,650

58

		Shares	Value†
*	Terayon Communication Systems, Inc.	1,200	$2,040
*	Terremark Worldwide, Inc.	2,755	15,759
*	Tessco Technologies, Inc.	600	12,888
*	Tessera Technologies, Inc.	2,400	90,888
	Texas Instruments, Inc.	39,100	1,155,405
*	Therma-Wave, Inc.	1,300	1,573
	TheStreet.com, Inc.	1,400	13,692
*	Think Partnership, Inc.	6,800	22,780
*	THQ, Inc.	5,100	166,005
*	TIBCO Software, Inc.	24,550	228,561
*	Tier Technologies, Inc. Class B	500	3,550
*	TNS, Inc.	3,000	51,750
*	Tollgrade Communications, Inc.	1,200	10,524
	Total System Services, Inc.	6,800	176,596
*	Track Data Corp.	1,200	4,680
*	Transact Technologies, Inc.	1,100	9,603
*	Transaction Systems Architects, Inc.	3,000	101,490
*	Transmeta Corp.	2,600	3,016
*	Transwitch Corp.	3,298	5,310
*	Travelzoo, Inc.	700	21,665
*	Trident Microsystems, Inc.	2,500	52,450
*	Trimble Navigation, Ltd.	5,000	239,850
	Trio-Tech International	255	3,379
*	Triquint Semiconductor, Inc.	17,700	89,208
	TSR, Inc.	400	1,600
*	TTM Technologies, Inc.	5,200	65,572
*	Tumbleweed Communications Corp.	6,456	16,656
* #	Tut Systems, Inc.	200	222
*	Tyler Technologies, Inc.	5,300	76,585
*	Ulticom, Inc.	5,296	54,920
*	Ultimate Software Group, Inc.	1,100	26,521
*	Ultra Clean Holdings, Inc.	100	1,333
*	Ultratech, Inc.	2,400	31,272
*	Unisys Corp.	31,925	230,179
	United Online, Inc.	6,910	92,801
* #	Universal Display Corp.	1,400	17,262
* #	UTStarcom, Inc.	16,400	145,632
*	VA Software Corp.	3,641	16,603
*	ValueClick, Inc.	6,700	166,629
*	Varian Semiconductor Equipment Associates, Inc.	4,110	163,290
*	Veeco Instruments, Inc.	3,710	69,674
*	VendingData Corp.	1,500	3,450
* #	VeriFone Holdings, Inc.	700	23,632
*	Verigy, Ltd.	1,334	23,799
*	Verint Systems, Inc.	1,300	44,356
*	VeriSign, Inc.	17,000	443,870
*	Viasat, Inc.	2,400	63,912
*	Vicon Industries, Inc.	600	2,142
*	Video Display Corp.	1,100	8,316
*	Vignette Corp.	3,800	63,954
*	Virage Logic Corp.	2,400	21,648
*	Vishay Intertechnology, Inc.	19,010	249,031
*	Vitria Technology, Inc.	500	1,350
*	Vyyo, Inc.	1,900	8,170
*	Wave Systems Corp. Class A	2,100	5,628

59

		Shares	Value†
*	Web.com, Inc.	1,800	$6,912
*	WebEx Communications, Inc.	4,600	165,140
*	webMethods, Inc.	6,800	48,484
*	Websense, Inc.	1,400	35,770
*	WebSideStory, Inc.	1,200	14,184
*	Westell Technologies, Inc.	4,040	9,413
*	Western Digital Corp.	7,400	151,848
*	Western Union Co.	18,460	420,888
*	White Electronics Designs Corp.	4,040	22,382
*	Wind River Systems, Inc.	7,700	82,467
*	Wireless Telecom Group, Inc.	3,716	9,327
*	Wireless Xcessories Group, Inc.	600	1,722
*	Witness Systems, Inc.	2,300	43,677
*	WJ Communications, Inc.	7,298	15,326
* #	Wright Express Corp.	100	3,086
*	Xerox Corp.	34,750	573,375
#	Xilinx, Inc.	14,500	388,600
	X-Rite, Inc.	2,215	26,359
*	Yahoo!, Inc.	22,370	603,766
*	Zebra Technologies Corp. Class A	3,800	132,734
*	Zhone Technologies, Inc.	2,800	3,780
*	ZILOG, Inc.	2,100	8,442
* #	Zix Corp.	200	248
*	Zoran Corp.	6,020	89,758
*	Zygo Corp.	2,350	38,705
Total Information Technology			94,165,731

Materials — (4.0%)
*	AEP Industries, Inc.	500	25,735
	Air Products & Chemicals, Inc.	6,400	442,496
	Airgas, Inc.	8,510	362,101
*	AK Steel Holding Corp.	6,000	98,940
	Albemarle Corp.	5,100	355,674
	Alcoa, Inc.	33,150	1,033,286
*	Aleris International, Inc.	2,600	135,486
	Allegheny Technologies, Inc.	3,700	331,705
	AMCOL International Corp.	2,500	69,400
*	American Pacific Corp.	805	5,957
#	American Vanguard Corp.	1,766	31,470
	Aptargroup, Inc.	3,770	230,950
	Arch Chemicals, Inc.	3,000	98,700
	Ashland, Inc.	5,310	359,009
*	Atlantis Plastics, Inc.	600	2,292
	Bairnco Corp.	500	6,120
	Balchem Corp.	990	25,691
#	Ball Corp.	3,700	158,212
	Bemis Co., Inc.	11,220	382,939
#	Bowater, Inc.	4,300	93,740
*	Brush Engineered Materials, Inc.	900	31,878
*	Buckeye Technologies, Inc.	600	7,044
	Cabot Corp.	6,800	279,684
#	Calgon Carbon Corp.	5,300	31,005
*	Caraustar Industries, Inc.	2,900	22,765
	Carpenter Technology Corp.	3,500	373,835
	Castle (A.M.) & Co.	2,000	53,040

60

		Shares	Value†
* #	Century Aluminum Co.	1,700	$72,505
	Chaparral Steel Co.	5,000	232,500
	Chemtura Corp.	17,700	171,336
	Chesapeake Corp.	600	9,768
#	Cleveland-Cliffs, Inc.	3,400	163,336
*	Coeur d’Alene Mines Corp.	26,500	144,425
	Commercial Metals Co.	10,100	293,405
	Compass Minerals International, Inc.	2,600	86,060
*	Constar International, Inc.	1,200	8,580
*	Core Molding Technologies, Inc.	800	8,528
	CPAC, Inc.	1,000	7,010
*	Crown Holdings, Inc.	6,900	142,140
#	Cytec Industries, Inc.	5,410	288,515
	Deltic Timber Corp.	1,000	53,110
	Dow Chemical Co.	34,680	1,387,547
	DuPont (E.I.) de Nemours & Co., Inc.	23,600	1,107,548
	Eagle Materials, Inc.	3,411	146,673
	Eastman Chemical Co.	6,100	362,218
	Ecolab, Inc.	8,700	385,845
#	Empire Resources, Inc.	300	3,627
	Ferro Corp.	4,900	102,214
#	Florida Rock Industries, Inc.	4,400	198,176
*	Flotek Industries, Inc.	714	17,622
	FMC Corp.	4,200	297,696
	Freeport-McMoRan Copper & Gold, Inc. Class B	7,200	452,664
	Friedman Industries, Inc.	1,100	10,505
	Georgia Gulf Corp.	3,310	67,425
	Gibraltar Industries, Inc.	3,900	85,449
	Glatfelter (P.H.) Co.	1,100	16,302
*	Graphic Packaging Corp.	24,365	103,308
	Greif, Inc. Class A	1,200	118,980
	Greif, Inc. Class B	996	89,720
	H.B. Fuller Co.	7,400	192,918
	Hawkins, Inc.	1,000	14,120
*	Headwaters, Inc.	3,200	76,544
*	Hecla Mining Co.	10,200	71,094
*	Hercules, Inc.	5,200	96,876
*	ICO, Inc.	4,800	29,616
	International Flavors & Fragrances, Inc.	4,900	230,839
	International Paper Co.	17,810	589,511
	Kronos Worldwide, Inc.	4,683	172,334
*	Landec Corp.	2,400	22,992
*	Lesco, Inc.	1,000	8,210
	Louisiana-Pacific Corp.	7,900	166,690
	Lubrizol Corp.	7,500	355,050
	Lyondell Chemical Co.	22,100	545,870
	MacDermid, Inc.	2,400	78,360
#	Martin Marietta Materials, Inc.	2,200	218,482
*	Material Sciences Corp.	1,700	20,502
*	Maxxam, Inc.	450	11,993
	MeadWestavco Corp.	14,900	439,550
	Metal Management, Inc.	2,900	106,285
	Minerals Technologies, Inc.	2,400	136,416
*	Mines Management, Inc.	600	3,498
*	Mod-Pac Corp.	200	2,200

61

		Shares	Value†
	Monsanto Co.	13,620	$654,713
	Myers Industries, Inc.	1,600	25,856
*	Nanophase Technologies Corp.	700	4,697
	Nevada Chemicals, Inc.	645	5,408
	NewMarket Corp.	1,400	87,892
	Newmont Mining Corp.	15,070	706,934
#	NL Industries, Inc.	6,200	68,758
	NN, Inc.	2,430	27,775
*	Northern Technologies International Corp.	400	3,300
*	Northwest Pipe Co.	679	21,796
	Nucor Corp.	8,000	478,800
	Olin Corp.	5,800	97,034
*	OM Group, Inc.	3,953	185,989
*	OMNOVA Solutions, Inc.	4,500	21,510
*	Oregon Steel Mills, Inc.	2,800	176,232
* #	Owens-Illinois, Inc.	7,400	139,860
	Packaging Corp. of America	8,110	182,881
*	Pactiv Corp.	8,067	277,908
	Penford Corp.	1,200	19,824
	Phelps Dodge Corp.	5,300	651,900
*	Pioneer Companies, Inc.	1,500	40,515
*	PolyOne Corp.	11,920	91,546
	PPG Industries, Inc.	8,430	542,049
	Praxair, Inc.	8,010	499,824
	Quaker Chemical Corp.	1,570	32,797
	Quanex Corp.	4,800	178,128
	Reliance Steel & Aluminum Co.	8,616	331,630
*	Rock of Ages Corp.	500	2,025
	Rock-Tenn Co. Class A	600	15,120
*	Rockwood Holdings, Inc.	8,697	220,121
	Rohm & Haas Co.	18,050	942,571
*	Rotonics Manufacturing, Inc.	1,738	5,092
	Royal Gold, Inc.	1,500	47,790
	RPM International, Inc.	9,397	189,537
*	RTI International Metals, Inc.	2,650	200,473
	Ryerson, Inc.	600	13,356
	Schnitzer Steel Industries, Inc. Class A	2,831	115,561
	Schulman (A.), Inc.	2,800	63,812
	Schweitzer-Maudoit International, Inc.	1,300	32,227
	Scotts Miracle-Gro Co. Class A	5,131	253,831
	Sealed Air Corp.	3,910	232,684
	Sensient Technologies Corp.	6,000	142,980
	Sigma-Aldrich Corp.	2,410	183,425
	Silgan Holdings, Inc.	3,200	138,048
*	Smurfit-Stone Container Corp.	30,310	325,226
	Spartech Corp.	3,900	116,688
#	Steel Dynamics, Inc.	11,200	364,224
	Steel Technologies, Inc.	300	5,175
	Stepan Co.	1,400	42,448
*	Stillwater Mining Co.	9,400	130,284
*	Symyx Technologies, Inc.	2,700	59,022
*	Synalloy Corp.	807	14,357
	Temple-Inland, Inc.	8,820	344,862
*	Terra Industries, Inc.	9,620	99,567
#	Texas Industries, Inc.	1,869	127,559

62

		Shares	Value†
* #	The Mosaic Co.	1,600	$34,080
* #	Titanium Metals Corp.	5,900	188,623
	Tronox, Inc. Class B	383	5,695
*	U.S. Concrete, Inc.	3,900	24,258
*	United States Lime & Minerals, Inc.	634	21,987
	United States Steel Corp.	9,970	745,656
*	Universal Stainless & Alloy Products, Inc.	700	23,317
	Valhi, Inc.	12,316	328,960
	Valspar Corp.	11,220	313,936
#	Vulcan Materials Co.	3,600	319,392
	Wausau Paper Corp.	6,310	94,398
#	Westlake Chemical Corp.	7,216	236,324
	Weyerhaeuser Co.	9,110	589,235
*	Wheeling-Pittsburgh Corp.	1,900	33,402
*	Williams Industries, Inc.	100	226
#	Worthington Industries, Inc.	10,910	201,835
* #	Zoltek Companies, Inc.	1,434	32,193
Total Materials			28,450,979

Real Estate Investment Trusts — (0.0%)
	Capitalsource, Inc.	4,262	116,012
	Longview Fibre Co.	1,201	25,005
Total Real Estate Investment Trusts			141,017

Telecommunication Services — (2.6%)
*	@Road, Inc.	7,203	46,964
	Alaska Communications Systems Group, Inc.	3,600	54,324
#	Alltel Corp.	15,100	856,774
* #	American Tower Corp.	11,400	431,718
	AT&T, Inc.	145,080	4,919,663
	BellSouth Corp.	28,600	1,275,274
*	Boston Communications Group, Inc.	2,800	5,712
*	Broadwing Corp.	8,000	121,040
	Centennial Communications Corp.	4,700	30,597
	CenturyTel, Inc.	9,800	416,990
*	Cincinnati Bell, Inc.	20,700	93,564
#	Citizens Communications Co.	11,540	163,522
*	Cogent Communications Group, Inc.	5,000	79,250
	Commonwealth Telephone Enterprises, Inc.	900	37,503

63

		Shares	Value†
	Consolidated Communications Holdings, Inc.	3,257	$60,320
*	Crown Castle International Corp.	7,400	255,004
	CT Communications, Inc.	2,500	50,950
	D&E Communications, Inc.	1,900	24,111
*	Dobson Communications Corp.	13,300	115,045
	Embarq Corp.	3,350	172,358
	FairPoint Communications, Inc.	200	3,694
* #	FiberTower Corp.	6,400	34,816
*	General Communications, Inc. Class A	5,910	90,187
	Hickory Tech Corp.	1,130	7,978
*	IDT Corp.	200	2,692
*	IDT Corp. Class B	8,010	103,890
* #	InPhonic, Inc.	500	5,635
	Iowa Telecommunications Services, Inc.	100	1,864
*	LCC International, Inc. Class A	3,400	12,002
*	Leap Wireless International, Inc.	7,300	414,275
* #	Level 3 Communications, Inc.	68,400	365,256
*	Moscow CableCom Corp.	800	8,520
*	NeuStar, Inc.	3,400	113,050
*	NII Holdings, Inc.	5,700	370,101
	North Pittsburgh Systems, Inc.	1,300	31,525
*	Premiere Global Services, Inc.	8,600	70,090
	Price Communications Corp.	5,700	109,155
*	Qwest Communications International, Inc.	54,000	415,260
*	Rural Cellular Corp. Class A	900	10,719
*	SBA Communications Corp.	5,100	144,687
	Shenandoah Telecommunications Co.	1,000	47,880
	Sprint Nextel Corp.	101,355	1,977,436
	SureWest Communications	1,900	47,044
*	Syniverse Holdings, Inc.	600	8,310
*	TALK America Holdings, Inc.	1,300	10,374
	Telephone & Data Systems, Inc.	4,700	242,802
	Telephone & Data Systems, Inc. Special Shares	5,200	250,380
*	Time Warner Telecom, Inc.	6,600	120,384
*	United States Cellular Corp.	4,543	305,835
* #	US LEC Corp.	2,902	24,464
	USA Mobility, Inc.	3,500	85,190
	Verizon Communications, Inc.	115,710	4,042,907
	Warwick Valley Telephone Co.	804	15,075
	Windstream Corp.	12,379	172,563
*	Wireless Facilities, Inc.	3,488	8,162
*	Xeta Corp.	800	2,744
Total Telecommunication Services			18,887,629

Utilities — (3.2%)
*	AES Corp.	17,370	405,937
	AGL Resources, Inc.	6,400	245,824
*	Allegheny Energy, Inc.	5,800	257,288
	ALLETE, Inc.	2,300	107,249
	Alliant Energy Corp.	5,300	206,170
#	Ameren Corp.	7,300	399,383
	American Electric Power Co., Inc.	10,230	424,647
	American States Water Co.	1,400	52,360
#	Aqua America, Inc.	7,100	169,761
*	Aquila, Inc.	31,400	143,812

64

		Shares	Value†
	Artesian Resources Corp. Class A	573	$10,864
	Atmos Energy Corp.	6,700	219,559
#	Avista Corp.	4,100	110,413
	BIW, Ltd.	200	3,160
	Black Hills Corp.	2,500	89,275
*	Cadiz, Inc.	700	14,462
	California Water Service Group	1,600	64,768
	Cascade Natural Gas Corp.	1,000	25,820
#	CenterPoint Energy, Inc.	11,000	179,850
	Central Vermont Public Service Corp.	1,100	23,595
	CH Energy Group, Inc.	1,400	75,054
	Chesapeake Utilities Corp.	496	14,954
	Cleco Corp.	4,900	125,587
* #	CMS Energy Corp.	18,300	296,643
	Connecticut Water Services, Inc.	1,500	32,775
	Consolidated Edison, Inc.	9,260	446,517
	Constellation Energy Group	1,600	109,776
	Delta Natural Gas Co., Inc.	600	15,222
	Dominion Resources, Inc.	9,130	737,156
	DPL, Inc.	9,500	265,620
	DTE Energy Co.	6,300	296,667
	Duke Energy Corp.	31,680	1,004,890
	Duquesne Light Holdings, Inc.	4,900	98,980
*	Dynegy, Inc.	33,405	226,820
	Edison International	8,230	378,415
*	El Paso Electric Co.	4,100	101,844
	Empire District Electric Co.	2,600	62,504
	Energen Corp.	6,100	276,696
	Energy East Corp.	4,600	112,378
	Energy West, Inc.	200	2,306
	EnergySouth, Inc.	737	28,124
	Entergy Corp.	5,200	474,864
*	Environmental Power Corp.	700	5,250
#	Equitable Resources, Inc.	4,120	178,726
	Exelon Corp.	17,480	1,061,560
	FirstEnergy Corp.	8,640	517,018
	Florida Public Utilities Co.	500	6,725
#	FPL Group, Inc.	10,040	535,132
	Great Plains Energy, Inc.	6,700	211,787
	Green Mountain Power Corp.	300	10,149
	Hawaiian Electric Industries, Inc.	6,800	184,008
	IDACORP, Inc.	3,600	143,964
	KeySpan Corp.	1,600	65,648
	Laclede Group, Inc.	1,800	65,844
*	Maine & Maritimes Corp.	200	2,960
	MDU Resources Group, Inc.	6,365	167,654
	MGE Energy, Inc.	1,700	58,412
	Middlesex Water Co.	1,900	35,321
*	Mirant Corp.	21,500	654,030
#	National Fuel Gas Co.	7,000	265,300
	New Jersey Resources Corp.	3,500	181,125
#	Nicor, Inc.	3,600	178,380
	NiSource, Inc.	9,600	236,736
	Northeast Utilities, Inc.	9,700	271,891
	Northwest Natural Gas Co.	2,400	98,976

65

		Shares	Value†
*	NRG Energy, Inc.	11,300	$643,196
	NSTAR	6,900	242,742
	OGE Energy Corp.	7,600	298,072
#	Oneok, Inc.	5,000	216,200
	Otter Tail Corp.	2,500	76,850
	Peoples Energy Corp.	2,200	95,458
	Pepco Holdings, Inc.	6,720	172,234
	PG&E Corp.	8,800	404,184
#	Piedmont Natural Gas Co.	6,200	172,794
#	Pinnacle West Capital Corp.	3,500	172,690
#	PNM Resources, Inc.	5,700	174,990
	PPL Corp.	9,710	352,959
	Progress Energy, Inc.	8,910	425,631
	Puget Energy, Inc.	9,600	238,464
#	Questar Corp.	4,430	382,088
*	Reliant Energy, Inc.	25,300	339,526
	RGC Resources, Inc.	200	5,102
	SCANA Corp.	4,141	170,858
	SEMCO Energy, Inc.	3,400	21,114
	Sempra Energy	6,050	329,725
*	Sierra Pacific Resources	18,400	302,128
	SJW Corp.	2,100	73,647
	South Jersey Industries, Inc.	3,600	120,060
	Southern Co.	18,780	680,775
	Southern Union Co.	9,200	257,876
	Southwest Gas Corp.	3,500	131,390
	Southwest Water Co.	3,120	40,654
	TECO Energy, Inc.	17,300	293,927
	TXU Corp.	11,450	657,116
	UGI Corp.	8,800	247,984
	UIL Holdings Corp.	2,033	87,358
	Unisource Energy Corp.	2,900	106,517
	Unitil Corp.	500	13,000
	Vectren Corp.	6,300	179,865
	Westar Energy, Inc.	7,300	194,107
	WGL Holdings, Inc.	4,100	135,505
	Wisconsin Energy Corp.	3,700	173,086
	WPS Resources Corp.	4,000	209,160
#	Xcel Energy, Inc.	14,340	329,246
	York Water Co.	1,255	22,427
Total Utilities			22,665,290

TOTAL COMMON STOCKS			650,458,135

RIGHTS/WARRANTS — (0.0%)
*	Caliper Life Sciences, Inc. Warrants 08/10/11	157	253

66

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.0%)

@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $55,620,254 FHLMC 6.000%, 08/01/36 & 7.000%, 09/01/36, valued at $56,049,355) to be repurchased at $54,424,860	$54,417	$54,416,849

@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $7,275,000 FHLB Bonds 5.550%, 11/06/13, valued at $7,324,688) to be repurchased at $7,082,556	7,082	7,081,513

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,965,000 FNMA 5.50%, 02/01/35, valued at $3,148,877) to be repurchased at $3,102,447	3,102	3,102,000

TOTAL TEMPORARY CASH INVESTMENTS		64,600,362

TOTAL INVESTMENTS - (100.0%) (Cost $660,178,582)		$715,058,750

See accompanying Notes to Financial Statements.

67

U.S. CORE EQUITY 2 PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (90.0%)
Consumer Discretionary — (13.6%)
*	1-800 CONTACTS, Inc.	4,000	$64,600
*	1-800-FLOWERS.COM, Inc.	8,400	47,208
*	4Kids Entertainment, Inc.	4,200	75,306
*	99 Cents Only Stores	19,900	219,895
*	A.C. Moore Arts & Crafts, Inc.	5,616	119,677
	Aaron Rents, Inc.	13,400	358,048
	Aaron Rents, Inc. Class A	2,244	54,585
#	Abercrombie & Fitch Co.	2,800	188,832
*	Acme Communications, Inc.	4,941	26,088
	Acme United Corp.	950	13,547
*	ACR Group, Inc.	3,452	19,193
	Advance Auto Parts, Inc.	5,400	192,240
	Advo, Inc.	2,200	65,252
*	Aeropostale, Inc.	6,300	190,512
*	AFC Enterprises, Inc.	5,400	92,340
*	Aftermarket Technology Corp.	6,244	121,258
	Aldila, Inc.	1,200	19,344
*	All American Semiconductor, Inc.	100	319
*	Alloy, Inc.	3,952	47,780
* #	Amazon.com, Inc.	7,200	290,448
	Ambassadors Group, Inc.	2,500	70,800
	Ambassadors International, Inc.	2,907	117,588
	American Axle & Manufacturing Holdings, Inc.	15,000	274,500
*	American Biltrite, Inc.	300	3,018
	American Eagle Outfitters, Inc.	5,500	248,490
	American Greetings Corp. Class A	16,400	390,484
*	America’s Car-Mart, Inc.	3,800	42,978
	Ameristar Casinos, Inc.	14,500	441,380
*	AnnTaylor Stores Corp.	19,600	676,200
*	Apollo Group, Inc. Class A	6,944	269,358
	Applebees International, Inc.	16,200	368,550
*	Applica, Inc.	5,400	30,456
	Arbitron, Inc.	3,100	136,741
	Arctic Cat, Inc.	2,660	44,050
	Ark Restaurants Corp.	1,189	36,050
	ArvinMeritor, Inc.	20,300	351,393
	Asbury Automotive Group, Inc.	9,372	220,617
*	Audible, Inc.	4,300	34,228
*	Audiovox Corp. Class A	1,100	15,235
*	AutoNation, Inc.	36,408	750,369
* #	Autozone, Inc.	3,000	340,830
* #	Avatar Holdings, Inc.	2,428	173,262
*	Aztar Corp.	3,400	183,362
*	Bakers Footwear Group, Inc.	1,200	15,360

1

		Shares	Value†

*	Ballantyne of Omaha, Inc.	4,630	$21,252
*	Bally Technologies, Inc.	8,300	163,095
* #	Bally Total Fitness Holding Corp.	6,200	14,632
	Bandag, Inc.	2,600	114,868
	Bandag, Inc. Class A	1,587	59,195
	Barnes & Noble, Inc.	17,700	708,354
*	Barry (R.G.) Corp.	1,536	11,059
	Bassett Furniture Industries, Inc.	600	10,620
	Beasley Broadcast Group, Inc.	1,007	7,160
#	Beazer Homes USA, Inc.	5,572	254,418
#	Bebe Stores, Inc.	11,600	230,956
*	Bed Bath and Beyond, Inc.	11,500	445,625
	Belo Corp. Class A	13,544	246,501
*	Benihana, Inc. Class A	2,268	63,504
	Best Buy Co., Inc.	8,900	489,233
	Big 5 Sporting Goods Corp.	2,400	58,728
* #	Big Dog Holdings, Inc.	2,235	33,525
*	Big Lots, Inc.	28,275	630,815
*	BJ’s Restaurants, Inc.	5,670	117,709
	Black & Decker Corp.	5,500	472,340
	Blair Corp.	800	24,440
#	Blockbuster, Inc. Class A	33,122	174,222
*	Blockbuster, Inc. Class B	20,000	98,000
* #	Blue Nile, Inc.	200	6,702
*	Bluegreen Corp.	1,300	17,693
	Blyth, Inc.	12,100	307,582
	Bob Evans Farms, Inc.	10,400	353,288
*	Bombay Co., Inc.	1,700	2,380
	Bon-Ton Stores, Inc.	700	26,173
	Books-A-Million, Inc.	4,830	101,333
	Borders Group, Inc.	16,572	379,499
	BorgWarner, Inc.	14,800	855,440
	Bowl America, Inc. Class A	810	12,150
#	Boyd Gaming Corp.	11,800	499,730
* #	Bright Horizons Family Solutions, Inc.	3,400	124,984
	Brinker International, Inc.	12,660	575,650
	Brown Shoe Company, Inc.	8,200	389,008
	Brunswick Corp.	14,228	460,560
*	Buca, Inc.	6,660	29,970
	Buckle, Inc.	5,100	239,649
	Building Materials Holding Corp.	3,272	80,622
*	Cabela’s, Inc.	15,900	385,098
*	Cablevision Systems New York Group Class A	8,000	222,160
*	Cache, Inc.	4,400	108,064
	Cadmus Communications Corp.	3,121	54,368
*	California Coastal Communities, Inc.	2,516	52,056
*	California Pizza Kitchen, Inc.	4,800	150,528
	Callaway Golf Co.	21,000	310,170
	Canterbury Park Holding Corp.	859	11,339
*	Career Education Corp.	23,900	603,475
*	CarMax, Inc.	6,300	290,682
	Carmike Cinemas, Inc.	4,100	80,811
*	Carriage Services, Inc.	5,675	29,169
*	Carter’s, Inc.	9,500	261,820
*	Casual Male Retail Group, Inc.	7,100	99,755

2

		Shares	Value†

	Catalina Marketing Corp.	5,300	$129,691
	Cato Corp. Class A	8,100	192,294
*	Cavalier Homes, Inc.	3,559	11,567
*	Cavco Industries, Inc.	1,300	46,150
	CBRL Group, Inc.	6,787	291,094
	CBS Corp. Class A	5,205	154,745
	CBS Corp. Class B	61,300	1,823,675
*	CEC Entertainment, Inc.	6,900	274,689
	Centex Corp.	20,100	1,112,334
*	Champion Enterprises, Inc.	4,744	44,356
*	Champps Entertainment, Inc.	3,438	22,347
	Charles and Colvard, Ltd.	4,375	35,481
*	Charlotte Russe Holding, Inc.	6,100	184,037
*	Charming Shoppes, Inc.	35,350	478,285
* #	Charter Communications, Inc.	151,332	446,429
* #	Cheesecake Factory, Inc.	9,844	272,679
	Cherokee, Inc.	1,200	50,820
*	Chicos FAS, Inc.	3,300	78,375
	Choice Hotels International, Inc.	6,800	310,080
	Christopher & Banks Corp.	8,116	152,500
*	Chromcraft Revington, Inc.	1,085	8,930
	Churchill Downs, Inc.	3,900	155,922
	Circuit City Stores, Inc.	23,400	584,064
	Citadel Broadcasting Co.	32,964	313,488
*	Citi Trends, Inc.	1,500	66,390
	CKE Restaurants, Inc.	14,891	274,590
*	CKX, Inc.	19,137	233,854
	Claire’s Stores, Inc.	18,475	589,537
	Clear Channel Communications, Inc.	38,588	1,356,754
*	Coach, Inc.	7,800	337,038
	Coachmen Industries, Inc.	800	8,768
	Coast Distribution System, Inc.	944	7,514
	Cobra Electronics Corp.	1,906	19,498
	Coinmach Service Corp. Class A	7,694	78,633
*	Coinstar, Inc.	6,952	226,913
* #	Coldwater Creek, Inc.	7,650	192,397
	Collectors Universe, Inc.	2,968	39,059
	Collegiate Pacific, Inc.	3,271	31,565
	Columbia Sportswear Co.	6,700	394,295
*	Comcast Corp. Class A	116,924	4,730,745
*	Comcast Corp. Special Class A Non-Voting	60,100	2,420,828
* #	Conn’s, Inc.	3,200	68,352
	Cooper Tire & Rubber Co.	9,500	125,685
*	Corinthian Colleges, Inc.	22,100	285,090
*	Cosi, Inc.	400	1,872
*	Cost Plus, Inc.	5,100	54,927
	Courier Corp.	3,619	138,897
*	Cox Radio, Inc.	10,900	173,310
	CPI Corp.	1,585	66,237
	Craftmade International, Inc.	1,500	27,690
*	Crown Media Holdings, Inc.	5,456	17,623
*	CSK Auto Corp.	9,900	164,835
	CSS Industries, Inc.	2,900	89,494
*	Culp, Inc.	400	1,972
*	Cumulus Media, Inc. Class A	8,222	83,453

3

		Shares	Value†

	Cutter & Buck, Inc.	3,400	$34,272
*	Cybex International, Inc.	5,100	33,048
*	Cycle Country Accessories Corp.	554	1,047
*	Dana Corp.	4,500	7,380
	Darden Restaurants, Inc.	5,800	232,870
	Deb Shops, Inc.	3,900	98,592
*	Deckers Outdoor Corp.	2,600	145,080
	Decorator Industries, Inc.	452	3,853
*	dELiA*s, Inc.	1,343	12,450
	Delta Apparel, Inc.	2,346	41,853
*	Design Within Reach, Inc.	3,016	16,890
*	DeVry, Inc.	17,600	461,472
*	DG Fastchannel, Inc.	4,291	49,304
* #	Dick’s Sporting Goods, Inc.	300	16,092
*	Diedrich Coffee, Inc.	1,800	6,264
#	Dillards, Inc. Class A	19,644	698,737
*	Discovery Holding Co. Class A	47,923	735,139
*	Discovery Holding Co. Class B	2,031	31,135
	Disney (Walt) Co.	168,312	5,562,712
*	Dixie Group, Inc.	4,124	57,365
	Dollar General Corp.	30,500	473,970
*	Dollar Tree Stores, Inc.	21,600	648,216
* #	Dominion Homes, Inc.	1,600	9,328
	Domino’s Pizza, Inc.	10,600	291,076
*	Dorman Products, Inc.	5,493	56,715
	Dover Downs Gaming & Entertainment, Inc.	1,500	20,040
	Dover Motorsports, Inc.	5,356	28,333
#	Dow Jones & Co., Inc.	4,900	176,841
*	Drew Industries, Inc.	4,200	116,508
*	drugstore.com, Inc.	24,480	82,498
	DRYCLEAN USA, Inc.	100	250
*	DSW, Inc.	3,600	137,880
*	Duckwall-ALCO Stores, Inc.	100	3,981
*	Dura Automotive Systems, Inc.	700	280
	Eastman Kodak Co.	37,115	965,732
* #	EchoStar Communications Corp. Class A	4,300	154,843
*	Educate, Inc.	300	2,202
	Educational Development Corp.	1,800	12,060
*	EMAK Worldwide, Inc.	1,200	7,320
*	Emerson Radio Corp.	9,634	31,118
	Emmis Communications Corp. Class A	9,472	80,038
	Entercom Communications Corp.	9,372	252,575
*	Entravision Communications Corp.	17,400	124,584
* #	Escala Group, Inc.	3,900	18,681
	Escalade, Inc.	3,452	35,038
#	Ethan Allen Interiors, Inc.	8,600	305,128
*	Expedia, Inc.	35,100	637,767
*	Factory Card & Party Outlet Corp.	598	4,458
*	Fairchild Corp. Class A	1,100	2,530
#	Family Dollar Stores, Inc.	21,600	602,424
*	Famous Dave’s of America, Inc.	3,200	51,744
	Fedders Corp.	4,263	5,201
	Federated Department Stores, Inc.	46,500	1,957,185
	Finish Line, Inc. Class A	7,272	101,372
*	Finlay Enterprises, Inc.	2,916	23,561

4

		Shares	Value†

*	Fisher Communications, Inc.	2,414	$109,306
	Flanigan’s Enterprises, Inc.	300	3,441
*	Fleetwood Enterprises, Inc.	6,500	49,855
	Flexsteel Industries, Inc.	2,151	27,103
	Foot Locker, Inc.	41,900	959,510
	Ford Motor Co.	154,600	1,256,898
#	Fortune Brands, Inc.	20,176	1,632,238
*	Fossil, Inc.	17,872	375,669
*	Fountain Powerboat Industries, Inc.	500	2,187
*	Franklin Covey Co.	6,595	38,581
*	Franklin Electronic Publishers, Inc.	943	1,839
	Fred’s, Inc.	11,600	136,764
*	Friendly Ice Cream Corp.	1,700	19,533
	Frisch’s Restaurants, Inc.	1,100	28,919
*	Fuel Systems Solutions, Inc.	4,850	92,150
#	Furniture Brands International, Inc.	13,859	238,652
*	Gaiam, Inc.	4,140	56,635
* #	GameStop Corp. Class A	8,800	493,240
*	GameStop Corp. Class B	300	16,458
*	GameTech International, Inc.	4,019	43,043
	Gaming Partners International Corp.	2,276	39,261
* #	Gander Mountain Co.	5,000	39,950
	Gannett Co., Inc.	19,200	1,142,784
	Gap, Inc.	35,000	655,200
*	Gaylord Entertainment Co.	11,000	537,900
*	Gemstar-TV Guide International, Inc.	94,495	291,990
#	General Motors Corp.	48,300	1,411,809
*	Genesco, Inc.	6,100	233,752
*	Gentek, Inc.	2,870	94,222
	Gentex Corp.	30,365	503,148
	Genuine Parts Co.	20,800	975,312
*	Getty Images, Inc.	8,772	383,249
*	G-III Apparel Group, Ltd.	4,253	64,390
* #	Goodyear Tire & Rubber Co.	14,700	247,695
*	Gottschalks, Inc.	4,397	49,290
	Gray Television, Inc.	8,900	55,892
	Gray Television, Inc. Class A	100	727
	Group 1 Automotive, Inc.	1,500	76,485
*	GSI Commerce, Inc.	7,200	117,864
* #	Guess?, Inc.	3,487	216,752
*	Guitar Center, Inc.	7,800	342,576
*	Gymboree Corp.	5,200	206,960
#	H&R Block, Inc.	17,900	429,600
*	Hampshire Group, Ltd.	1,000	16,600
	Hancock Fabrics, Inc.	4,800	15,312
*	Hanesbrands, Inc.	1,137	27,731
	Harley-Davidson, Inc.	4,544	335,211
	Harman International Industries, Inc.	1,400	145,376
	Harrah’s Entertainment, Inc.	19,300	1,518,910
*	Harris Interactive, Inc.	17,312	82,924
	Harte-Hanks, Inc.	7,744	200,570
*	Hartmarx Corp.	7,100	46,718
	Hasbro, Inc.	28,578	764,461
*	Hastings Entertainment, Inc.	2,673	19,379
	Haverty Furniture Co., Inc.	5,367	74,816

5

		Shares	Value†

	Haverty Furniture Co., Inc. Class A	1,200	$16,776
*	Hawk Corp.	2,810	33,608
*	Hayes Lemmerz International, Inc.	9,600	22,560
	Hearst-Argyle Television, Inc.	13,767	347,479
*	Hibbett Sporting Goods, Inc.	2,100	66,192
#	Hilton Hotels Corp.	46,900	1,539,727
*	Hollywood Media Corp.	5,997	25,067
	Home Depot, Inc.	87,100	3,307,187
* #	Home Solutions of America, Inc.	13,500	79,515
	Horton (D.R.), Inc.	36,900	983,016
*	Hot Topic, Inc.	12,672	169,171
* #	Hovnanian Enterprises, Inc. Class A	2,700	95,877
* #	IAC/InterActiveCorp	46,304	1,689,633
*	Iconix Brand Group, Inc.	9,700	174,503
*	Idearc, Inc.	11,807	325,187
	IHOP Corp.	4,800	252,528
	ILX Resorts, Inc.	763	7,401
*	Image Entertainment, Inc.	7,010	24,535
* #	Infosonics Corp.	4,740	19,055
	Interactive Data Corp.	25,700	600,866
*	Interface, Inc. Class A	10,100	150,086
	International Game Technology	6,287	275,245
	International Speedway Corp. Class A	8,400	435,372
*	Interpublic Group of Companies, Inc.	26,700	319,599
*	Interstate Hotels & Resorts, Inc.	11,700	91,143
*	INVESTools, Inc.	8,300	106,821
* #	iRobot Corp.	1,300	24,193
*	Isle of Capri Casinos, Inc.	9,900	273,438
*	ITT Educational Services, Inc.	2,600	178,282
	J. Alexander’s Corp.	2,124	18,479
*	Jack in the Box, Inc.	7,087	435,780
	Jackson Hewitt Tax Service, Inc.	8,500	307,530
*	Jaclyn, Inc.	400	4,100
*	Jakks Pacific, Inc.	1,700	37,145
* #	Jarden Corp.	18,200	673,036
*	Jennifer Convertibles, Inc.	1,300	6,812
*	Jo-Ann Stores, Inc.	7,100	140,083
	Johnson Controls, Inc.	15,789	1,284,119
*	Johnson Outdoors, Inc.	2,821	51,342
	Jones Apparel Group, Inc.	27,300	917,280
*	Jos. A. Bank Clothiers, Inc.	2,425	72,726
	Journal Communications, Inc. Class A	700	8,288
	Journal Register Co.	2,100	16,338
*	K2, Inc.	1,000	13,520
#	KB Home	11,300	584,097
	Kellwood Co.	1,200	37,500
	Kenneth Cole Productions, Inc. Class A	3,600	86,040
*	Keystone Automotive Industries, Inc.	4,400	157,828
	Kimball International, Inc. Class B	7,200	172,728
*	Kirkland’s, Inc.	6,500	29,965
* #	Kohl’s Corp.	8,200	570,720
	Koss Corp.	800	19,200
* #	Krispy Kreme Doughnuts, Inc.	17,475	169,682
*	KSW, Inc.	1,505	8,488
	K-Swiss, Inc. Class A	5,700	189,297

6

		Shares	Value†

*	LaCrosse Footwear, Inc.	2,033	$26,043
*	Lakeland Industries, Inc.	880	12,276
*	Lakes Entertainment, Inc.	7,785	73,957
*	Lamar Advertising Co.	10,400	627,640
	Landry’s Restaurants, Inc.	1,100	31,075
*	Laureate Education, Inc.	11,562	600,877
*	Lazare Kaplan International, Inc.	2,629	22,215
#	La-Z-Boy, Inc.	14,964	176,276
*	Leapfrog Enterprises, Inc.	700	6,286
	Lear Corp.	18,100	560,195
	Lee Enterprises, Inc.	7,600	219,640
	Leggett & Platt, Inc.	23,900	568,342
	Lennar Corp. Class A	15,400	808,500
	Lennar Corp. Class B	3,995	194,956
*	Lenox Group, Inc.	1,889	11,523
	Levitt Corp. Class A	2,600	32,396
	Libbey, Inc.	3,400	39,678
*	Liberty Global, Inc. Class A	37,000	997,890
*	Liberty Global, Inc. Series C	37,100	970,536
*	Liberty Media Holding Corp. Capital Class A	22,040	1,937,757
*	Liberty Media Holding Corp. Capital Class B	227	19,919
*	Liberty Media Holding Corp. Interactive Class A	52,380	1,192,169
*	Liberty Media Holding Corp. Interactive Class B	2,635	59,841
*	LIFE TIME FITNESS, Inc.	7,944	391,719
	Lifetime Brands, Inc.	4,300	86,430
	Limited Brands, Inc.	14,972	474,463
*	Lin TV Corp.	8,000	72,400
*	Lincoln Educational Services	6,268	77,661
	Lithia Motors, Inc. Class A	800	20,688
*	Live Nation, Inc.	18,287	392,073
	Liz Claiborne, Inc.	13,200	564,300
*	LKQ Corp.	12,800	292,992
*	Lodgenet Entertainment Corp.	3,628	85,802
*	Lodgian, Inc.	7,200	103,320
	Lone Star Steakhouse & Saloon, Inc.	600	16,524
#	Lowe’s Companies, Inc.	64,500	1,945,320
*	Luby’s, Inc.	5,500	60,500
	M/I Homes, Inc.	4,200	156,576
*	Mace Security International, Inc.	4,449	10,722
*	Maidenform Brands, Inc.	2,900	55,448
	Marine Products Corp.	10,300	112,888
*	MarineMax, Inc.	3,200	85,952
	Marriott International, Inc. Class A	7,000	316,050
	Martha Stewart Living Omnimedia, Inc.	2,700	56,025
*	Marvel Entertainment, Inc.	8,800	247,280
	Mattel, Inc.	24,420	536,019
	Matthews International Corp. Class A	8,100	325,215
*	Max & Erma’s Restaurants, Inc.	200	1,600
*	McCormick & Schmick’s Seafood Restaurants, Inc.	4,200	105,336
	McDonald’s Corp.	51,788	2,173,542
	McGraw-Hill Companies, Inc.	6,172	411,364
#	MDC Holdings, Inc.	6,900	394,197
*	Meade Instruments Corp.	1,100	2,277
	Media General, Inc. Class A	6,800	251,260
*	Mediacom Communications Corp.	18,000	145,620

7

		Shares	Value†

	Meredith Corp.	7,900	$427,390
*	Meritage Homes Corp.	3,800	184,528
	Meritage Hospitality Group, Inc.	625	3,028
*	MGM Mirage	35,800	1,924,966
*	Midas, Inc.	1,800	39,582
*	Mity Enterprises, Inc.	800	14,240
	Modine Manufacturing Co.	9,600	236,160
* #	Mohawk Industries, Inc.	11,400	882,702
	Monaco Coach Corp.	8,600	111,026
*	Monarch Casino & Resort, Inc.	3,600	84,816
	Monro Muffler Brake, Inc.	3,800	141,740
* #	Mothers Work, Inc.	1,586	65,058
	Movado Group, Inc.	900	22,509
	Movie Gallery, Inc.	6,300	17,892
*	MTR Gaming Group, Inc.	8,867	98,424
*	Multimedia Games, Inc.	8,888	83,192
*	Nathan’s Famous, Inc.	1,512	19,958
	National Presto Industries, Inc.	1,839	113,117
*	National RV Holdings, Inc.	2,041	6,939
#	Nautilus Group, Inc.	9,300	144,522
*	Navarre Corp.	600	2,874
* #	Netflix, Inc.	8,700	255,606
*	Nevada Gold & Casinos, Inc.	1,700	6,562
*	New Frontier Media, Inc.	7,270	65,212
*	New York & Co., Inc.	500	6,480
#	Newell Rubbermaid, Inc.	12,072	343,931
	News Corp. Class A	184,300	3,796,580
	News Corp. Class B	83,780	1,803,783
	NIKE, Inc. Class B	4,200	415,590
*	Nobel Learning Communities, Inc.	1,542	16,098
	Nobility Homes, Inc.	1,005	27,487
	Noble International, Ltd.	4,299	81,466
	Nordstrom, Inc.	5,772	282,943
	NTL, Inc.	12,250	295,102
* #	Nutri/System, Inc.	2,800	193,340
*	NVR, Inc.	700	416,500
	Oakley, Inc.	17,700	326,034
*	Office Depot, Inc.	11,600	439,176
	OfficeMax, Inc.	19,944	938,764
	Omnicom Group, Inc.	4,300	439,288
*	Opinion Research Corp.	800	9,560
#	Orleans Homebuilders, Inc.	4,235	60,603
	OSI Restaurant Partners, Inc.	10,100	394,910
*	O’Charleys, Inc.	6,800	136,680
* #	O’Reilly Automotive, Inc.	17,600	557,392
*	Outdoor Channel Holdings, Inc.	6,400	82,304
* #	Overstock.com, Inc.	600	8,634
	Oxford Industries, Inc.	5,100	259,182
*	P & F Industries, Inc. Class A	634	6,587
*	P.F. Chang’s China Bistro, Inc.	3,400	122,740
*	Pacific Sunwear of California, Inc.	11,400	224,352
*	Palm Harbor Homes, Inc.	4,700	64,484
*	Panera Bread Co.	3,400	195,330
*	Papa John’s International, Inc.	7,900	244,900
*	Payless ShoeSource, Inc.	16,187	504,873

8

		Shares	Value†

*	PC Mall, Inc.	4,025	$37,915
*	Penn National Gaming, Inc.	12,100	447,337
	Penney (J.C.) Co., Inc.	7,400	572,316
*	Perry Ellis International, Inc.	3,000	113,850
*	PetMed Express, Inc.	1,700	21,862
	PETsMART, Inc.	6,300	186,354
	Phillips-Van Heusen Corp.	11,272	556,048
*	Phoenix Footwear Group, Inc.	2,700	11,286
	Pier 1 Imports, Inc.	12,100	80,465
*	Pinnacle Entertainment, Inc.	13,816	449,158
*	Playboy Enterprises, Inc. Class A	728	8,299
*	Playboy Enterprises, Inc. Class B	5,000	58,050
*	Point.360	1,100	1,881
	Polaris Industries, Inc.	4,100	184,582
	Polo Ralph Lauren Corp.	5,100	398,820
*	Pomeroy IT Solutions, Inc.	3,300	24,420
#	Pool Corp.	4,400	180,268
#	Pre-Paid Legal Services, Inc.	1,700	70,584
*	Priceline.com, Inc.	8,800	347,512
* #	PRIMEDIA, Inc.	3,800	5,928
*	Princeton Review, Inc.	7,887	41,801
*	Progressive Gaming International Corp.	10,100	80,800
*	Proliance International, Inc.	5,180	19,321
*	ProQuest Co.	2,144	29,694
	Pulte Homes, Inc.	43,288	1,460,537
*	QEP Co., Inc.	670	4,402
*	Quaker Fabric Corp.	200	184
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	12,100	21,296
* #	Quiksilver, Inc.	35,000	509,250
#	R.H. Donnelley Corp.	11,865	735,630
*	Radio One, Inc. Class D	24,914	161,692
#	RadioShack Corp.	11,716	205,381
*	Rare Hospitality International, Inc.	9,800	317,226
*	RC2 Corp.	6,000	257,220
*	RCN Corp.	10,672	320,800
	Reader’s Digest Association, Inc.	10,500	175,875
*	Reading International, Inc. Class A	6,002	50,057
*	Reading International, Inc. Class B	300	2,475
*	Red Lion Hotels Corp.	6,396	78,671
*	Red Robin Gourmet Burgers, Inc.	4,400	151,228
*	RedEnvelope, Inc.	2,700	20,682
*	Regent Communications, Inc.	1,660	5,179
#	Regis Corp.	12,900	494,199
*	Rent-A-Center, Inc.	18,836	514,976
*	Rentrak Corp.	2,900	42,746
*	Restoration Hardware, Inc.	10,700	91,378
*	Retail Ventures, Inc.	9,700	184,591
*	Rex Stores Corp.	600	10,080
*	Rockford Corp.	1,653	2,810
*	Rocky Brands, Inc.	900	12,699
	Ross Stores, Inc.	9,900	306,801
*	Rubio’s Restaurants, Inc.	2,065	20,402
#	Ruby Tuesday, Inc.	15,517	418,804
	Russ Berrie & Co., Inc.	4,300	69,015
	Ryland Group, Inc.	5,400	284,850

9

		Shares	Value†

*	Saga Communications, Inc. Class A	3,847	$34,354
	Saks, Inc.	35,600	730,512
	Salem Communications Corp.	5,712	70,600
*	Sally Beauty Holdings, Inc	11,272	104,379
*	Salton, Inc.	4,600	12,926
	Sauer-Danfoss, Inc.	13,295	411,480
*	Scholastic Corp.	11,600	386,512
* #	Scientific Games Corp.	7,072	205,442
	Scripps (E.W.) Co.	16,372	799,936
*	Sears Holdings Corp.	12,300	2,108,466
* #	Select Comfort Corp.	6,750	116,842
	Service Corp. International	76,143	751,531
* #	Sharper Image Corp.	5,049	48,925
#	Sherwin-Williams Co.	5,300	331,515
*	Shiloh Industries, Inc.	5,254	87,532
*	Shoe Carnival, Inc.	300	8,088
* #	Shuffle Master, Inc.	4,000	124,560
*	Silverleaf Resorts, Inc.	13,932	56,285
	Sinclair Broadcast Group, Inc. Class A	13,316	132,494
* #	Sirius Satellite Radio, Inc.	37,900	161,454
*	Six Flags, Inc.	4,500	24,345
*	Skechers U.S.A., Inc. Class A	6,600	194,700
	Skyline Corp.	2,600	108,914
*	Smith & Wesson Holding Corp.	4,800	62,640
*	Smith & Wollensky Restaurant Group, Inc.	2,799	13,771
	Snap-On, Inc.	12,372	587,670
	Sonesta International Hotels Corp. Class A	161	3,068
	Sonic Automotive, Inc.	8,487	242,219
*	Sonic Corp.	10,446	245,272
#	Sotheby’s Class A	5,400	167,886
*	Source Interlink Companies, Inc.	15,200	135,584
*	Spanish Broadcasting System, Inc.	11,000	46,530
	Spartan Motors, Inc.	4,000	89,360
	Speedway Motorsports, Inc.	12,800	485,120
*	Sport Chalet, Inc. Class A	4,375	41,781
*	Sport Chalet, Inc. Class B	525	5,040
	Stage Stores, Inc.	8,400	277,536
*	Stamps.com, Inc.	4,600	71,806
	Standard Motor Products, Inc.	5,684	78,326
	Standard Pacific Corp.	9,400	241,204
	Stanley Furniture, Inc.	2,500	55,075
	Staples, Inc.	18,100	461,007
*	Starbucks Corp.	14,087	497,130
*	Starwood Hotels & Resorts Worldwide, Inc.	17,000	1,090,890
	Station Casinos, Inc.	3,500	238,140
	Stein Mart, Inc.	12,400	194,680
*	Steinway Musical Instruments, Inc.	2,500	73,000
	Steven Madden, Ltd.	4,650	170,980
	Stewart Enterprises, Inc.	3,700	23,680
*	Stoneridge, Inc.	8,010	57,992
*	Strattec Security Corp.	1,006	43,640
	Strayer Education, Inc.	2,000	220,100
	Stride Rite Corp.	9,972	155,862
	Sturm Ruger & Co., Inc.	8,468	88,406
*	Sunterra Corp.	500	5,200

10

		Shares	Value†

	Sun-Times Media Group, Inc. Class A	11,700	$56,979
#	Superior Industries International, Inc.	6,900	136,137
	Superior Uniform Group, Inc.	2,184	28,938
*	Syms Corp.	1,300	23,881
* #	Syntax-Brillian Corp.	8,600	71,982
*	Systemax, Inc.	10,211	137,951
	Talbots, Inc.	15,600	388,752
	Tandy Brand Accessories, Inc.	2,200	26,246
*	Tandy Leather Factory, Inc.	3,510	27,553
	Target Corp.	36,200	2,102,858
	Tarragon Corp.	3,500	43,715
*	Tarrant Apparel Group	600	810
	Technical Olympic USA, Inc.	7,800	72,696
*	Tempur-Pedic International, Inc.	8,800	185,504
*	Tenneco Automotive, Inc.	9,900	233,442
*	Texas Roadhouse, Inc.	600	8,244
*	The Children’s Place Retail Stores, Inc.	4,600	296,792
*	The DIRECTV Group, Inc.	30,500	693,875
*	The Dress Barn, Inc.	16,392	397,014
*	The Hallwood Group, Inc.	297	27,470
	The Marcus Corp.	1,000	25,450
	The McClatchey Co.	14,984	624,383
#	The Men’s Wearhouse, Inc.	11,300	432,790
#	The New York Times Co. Class A	38,696	934,121
	The Pep Boys - Manny, Moe & Jack	15,672	211,572
	The Stanley Works	9,900	505,098
*	The Steak n Shake Co.	6,200	106,764
	The TJX Companies, Inc.	11,144	305,568
	Thor Industries, Inc.	5,587	252,868
	Tiffany & Co.	16,744	643,472
	Tim Hortons, Inc.	13,214	408,048
*	Timberland Co. Class A	5,872	183,500
	Time Warner, Inc.	339,520	6,837,933
*	TiVo, Inc.	18,332	104,492
*	Toll Brothers, Inc.	25,400	817,880
* #	Tractor Supply Co.	5,900	280,840
	Traffix, Inc.	4,560	23,986
	Triarc Companies, Inc. Class A	7,100	146,118
	Triarc Companies, Inc. Class B	15,700	294,218
#	Tribune Co.	41,800	1,329,240
*	Triple Crown Media, Inc.	1,590	10,971
* #	True Religion Apparel, Inc.	2,500	38,000
*	Trump Entertainment Resorts, Inc.	8,700	185,484
*	TRW Automotive Holdings Corp.	27,316	678,529
	Tuesday Morning Corp.	7,600	133,760
	Tupperware Corp.	13,200	280,236
*	Tween Brands, Inc.	7,200	301,824
*	Tweeter Home Entertainment Group, Inc.	1,100	2,783
*	Unifi, Inc.	2,300	4,991
	Unifirst Corp.	3,000	124,500
	United Auto Group, Inc.	24,474	574,405
*	United Retail Group, Inc.	4,287	62,504
*	Universal Electronics, Inc.	4,170	87,570
*	Universal Technical Institute, Inc.	2,600	53,430
* #	Univision Communications, Inc. Class A	19,200	683,328

11

		Shares	Value†

*	Urban Outfitters, Inc.	2,000	$44,560
	V.F. Corp.	14,300	1,120,977
*	Vail Resorts, Inc.	11,200	493,024
*	Valassis Communications, Inc.	3,100	47,926
	Value Line, Inc.	1,100	64,042
*	ValueVision Media, Inc. Class A	10,372	137,118
*	Varsity Group, Inc.	5,800	9,106
*	VCG Holding Corp.	1,100	4,169
*	Vertrue, Inc.	2,069	79,263
*	Viacom, Inc. Class A	1,400	52,640
*	Viacom, Inc. Class B	16,200	607,662
*	Virco Manufacturing Corp.	1,400	8,372
	Visteon Corp.	27,900	224,316
*	Warnaco Group, Inc.	8,072	209,226
	Warner Music Group Corp.	5,900	149,978
	Washington Post Co.	900	661,410
* #	WCI Communities, Inc.	6,300	117,054
	Weight Watchers International, Inc.	3,900	190,866
	Wellco Enterprises, Inc.	200	2,290
*	Wells-Gardner Electronics Corp.	2,700	9,909
#	Wendy’s International, Inc.	20,557	669,541
*	West Marine, Inc.	6,200	107,260
	Westwood One, Inc.	4,300	28,337
*	Wet Seal, Inc. Class A	14,645	106,323
	Weyco Group, Inc.	2,800	68,936
#	Whirlpool Corp.	10,500	895,650
	Wiley (John) & Sons, Inc. Class A	5,600	222,768
	Wiley (John) & Sons, Inc. Class B	817	32,782
#	Williams-Sonoma, Inc.	16,300	517,036
*	Wilsons The Leather Experts, Inc.	12,607	28,744
*	Winmark Corp.	495	10,964
#	Winnebago Industries, Inc.	6,100	212,280
* #	WMS Industries, Inc.	8,086	281,231
	Wolverine World Wide, Inc.	13,000	377,780
	World Wrestling Entertainment, Inc.	6,000	95,640
*	Wyndham Worldwide Corp.	33,081	1,049,991
#	Wynn Resorts, Ltd.	3,900	342,615
	Xerium Technologies, Inc.	400	4,076
*	XM Satellite Radio Holdings, Inc.	4,700	67,868
	Yankee Candle Co., Inc.	3,900	132,834
*	Young Broadcasting, Inc. Class A	3,800	8,322
	Yum! Brands, Inc.	4,700	287,593
*	Zale Corp.	14,100	433,857
Total Consumer Discretionary			182,474,422

Consumer Staples — (5.1%)
*	Alberto-Culver Co.	11,272	226,229
	Alico, Inc.	1,900	108,281
*	Alliance One International, Inc.	26,548	172,031
	Altria Group, Inc.	77,300	6,509,433
#	American Italian Pasta Co.	5,900	49,737
	Andersons, Inc.	4,012	165,294
	Anheuser-Busch Companies, Inc.	13,400	636,634
	Archer-Daniels-Midland Co.	52,739	1,851,139
	Arden Group, Inc. Class A	600	77,994

12

		Shares	Value†

#	Avon Products, Inc.	7,200	$235,008
*	BJ’s Wholesale Club, Inc.	17,700	571,710
*	Boston Beer Co., Inc. Class A	1,800	64,908
*	Bridgford Foods Corp.	2,200	14,586
	Brown-Forman Corp. Class A	2,200	155,078
#	Brown-Forman Corp. Class B	3,000	208,350
*	Cagle’s, Inc. Class A	700	5,355
	Calavo Growers, Inc.	3,649	39,044
	Cal-Maine Foods, Inc.	6,700	55,476
#	Campbell Soup Co.	6,500	247,455
	Casey’s General Stores, Inc.	14,272	355,230
	CCA Industries, Inc.	1,700	19,805
* #	Central European Distribution Corp.	9,867	282,690
* #	Central Garden & Pet Co.	6,200	323,640
*	Chattem, Inc.	4,500	219,330
	Chiquita Brands International, Inc.	8,700	124,410
	Church & Dwight Co., Inc.	12,800	536,448
	Clorox Co.	6,000	384,000
	Coca-Cola Bottling Co. Consolidated	1,907	120,389
	Coca-Cola Co.	42,844	2,006,385
	Coca-Cola Enterprises, Inc.	85,319	1,744,774
	Colgate-Palmolive Co.	9,372	609,649
	ConAgra, Inc.	42,700	1,097,390
* #	Constellation Brands, Inc. Class A	26,100	730,278
*	Constellation Brands, Inc. Class B	3,044	85,202
	Corn Products International, Inc.	19,077	692,877
	Costco Wholesale Corp.	18,500	966,810
*	Cuisine Solutions, Inc.	900	5,157
#	CVS Corp.	32,400	932,148
*	Darling International, Inc.	21,957	100,124
*	Dean Foods Co.	17,000	727,940
	Del Monte Foods Co.	52,315	590,636
	Delta & Pine Land Co.	3,000	121,650
*	Elizabeth Arden, Inc.	6,344	116,730
*	Energizer Holdings, Inc.	2,900	191,661
	Estee Lauder Companies, Inc.	4,900	202,321
	Farmer Brothers Co.	4,700	98,747
	Flowers Foods, Inc.	16,400	436,896
*	Galaxy Nutritional Foods, Inc.	100	57
	General Mills, Inc.	16,444	920,042
*	Gold Kist, Inc.	500	9,905
	Golden Enterprises, Inc.	3,253	9,987
#	Great Atlantic & Pacific Tea Co., Inc.	11,287	296,848
*	Green Mountain Coffee, Inc.	1,912	94,070
*	Griffin Land & Nurseries, Inc. Class A	1,272	39,445
*	Hain Celestial Group, Inc.	11,087	333,053
	Heinz (H.J.) Co.	5,800	257,810
*	Hines Horticulture, Inc.	1,700	2,295
	Hormel Foods Corp.	16,772	635,323
	Ingles Market, Inc. Class A	1,100	32,747
* #	Integrated Biopharma, Inc.	1,529	10,932
	Inter Parfums, Inc.	5,200	104,832
	J & J Snack Foods Corp.	5,067	193,965
	J. M. Smucker Co.	14,900	716,392
*	Katy Industries, Inc.	600	1,650

13

		Shares	Value†

	Kellogg Co.	6,900	$343,482
	Kimberly-Clark Corp.	11,400	757,758
#	Kraft Foods, Inc.	40,288	1,412,094
	Lancaster Colony Corp.	8,288	354,229
	Lance, Inc.	8,100	154,872
* #	Lifeway Foods, Inc.	2,264	19,787
	Loews Corp. - Carolina Group	4,300	268,191
	Longs Drug Stores Corp.	10,700	439,663
	Mannatech, Inc.	6,300	93,996
*	Maui Land & Pineapple Co., Inc.	2,662	84,652
	McCormick & Co., Inc.	4,700	181,984
	McCormick & Co., Inc. Voting Common	500	19,350
*	Medifast, Inc.	1,571	20,502
	MGP Ingredients, Inc.	4,350	94,873
#	Molson Coors Brewing Co.	11,472	815,430
	Molson Coors Brewing Co. Class A	200	14,200
#	Nash Finch Co.	2,300	60,835
	National Beverage Corp.	9,766	123,442
*	Natrol, Inc.	1,900	3,952
*	Natural Alternatives International, Inc.	2,024	17,467
*	Natural Health Trends Corp.	500	705
	Nature’s Sunshine Products, Inc.	400	4,480
*	NBTY, Inc.	17,400	632,490
	Nu Skin Enterprises, Inc. Class A	13,900	266,602
	Oil-Dri Corp. of America	1,265	22,707
*	Omega Protein Corp.	7,909	56,866
*	Orchids Paper Products Co.	1,600	13,456
* #	Pantry, Inc.	6,100	299,022
* #	Parlux Fragrances, Inc.	2,400	15,840
*	Pathmark Stores, Inc.	12,514	141,283
*	Peet’s Coffee & Tea, Inc.	3,700	94,165
	Pepsi Bottling Group, Inc.	31,400	983,448
	PepsiAmericas, Inc.	33,626	700,766
	PepsiCo, Inc.	30,044	1,861,827
*	Performance Food Group Co.	9,900	267,894
	Pilgrim’s Pride Corp.	19,000	484,880
*	Playtex Products, Inc.	12,700	188,722
*	PriceSmart, Inc.	8,300	143,009
	Procter & Gamble Co.	175,788	11,037,729
*	Pyramid Breweries, Inc.	3,000	9,900
	Ralcorp Holdings, Inc.	6,716	340,165
*	Redhook Ale Brewery, Inc.	2,580	12,900
	Reliv International, Inc.	1,000	8,940
*	Revlon, Inc.	11,534	18,800
	Reynolds American, Inc.	15,174	974,778
* #	Rite Aid Corp.	141,132	670,377
	Rocky Mountain Chocolate Factory, Inc.	500	7,275
	Ruddick Corp.	13,600	379,168
#	Safeway, Inc.	37,600	1,158,456
*	San Filippo (John B.) & Son, Inc.	2,700	29,538
	Sanderson Farms, Inc.	5,900	163,135
	Sara Lee Corp.	13,500	223,830
*	Schiff Nutrition International, Inc.	3,900	24,726
	Seaboard Corp.	288	483,264
*	Seneca Foods Corp. Class A	1,173	30,351

14

		Shares	Value†

*	Seneca Foods Corp. Class B	800	$21,608
*	Smart & Final Food, Inc.	9,187	165,917
*	Smithfield Foods, Inc.	28,288	746,237
	Spartan Stores, Inc.	5,600	117,768
*	Spectrum Brands, Inc.	4,800	42,432
*	Star Scientific, Inc.	8,400	30,828
	Supervalu, Inc.	36,095	1,236,615
#	Sysco Corp.	10,800	387,180
	Tasty Baking Co.	2,640	24,394
	The Hershey Co.	8,600	455,542
	The Kroger Co.	28,300	607,318
	The Topps Co., Inc.	11,400	100,092
*	Tofutti Brands, Inc.	1,500	4,725
	Tootsie Roll Industries, Inc.	9,602	311,585
	Tyson Foods, Inc. Class A	45,400	721,406
*	United Natural Foods, Inc.	9,100	322,504
	United-Guardian, Inc.	300	2,955
	Universal Corp.	4,500	209,565
*	USANA Health Services, Inc.	2,100	101,598
	UST, Inc.	6,300	352,674
#	Vector Group, Ltd.	11,415	203,758
*	Vermont Pure Holdings, Ltd.	600	912
	Village Super Market, Inc.	473	33,346
*	Vita Food Products, Inc.	1,010	2,131
	Walgreen Co.	25,100	1,016,299
	Wal-Mart Stores, Inc.	103,800	4,785,180
	WD-40 Co.	4,400	143,000
	Weis Markets, Inc.	7,734	312,608
#	Whole Foods Market, Inc.	5,844	285,187
*	Wild Oats Markets, Inc.	7,500	113,550
	Wrigley (Wm.) Jr. Co.	3,750	196,650
*	Zapata Corp.	4,673	28,131
Total Consumer Staples			68,992,360

Energy — (8.2%)
*	Abraxas Petroleum Corp.	4,200	17,808
	Adams Resources & Energy, Inc.	1,300	39,325
*	Allis-Chalmers Energy, Inc.	5,728	120,861
*	Alpha Natural Resources, Inc.	400	6,300
*	American Oil & Gas, Inc.	4,840	38,478
	Anadarko Petroleum Corp.	35,888	1,771,432
	Apache Corp.	26,344	1,842,236
#	Arch Coal, Inc.	10,100	362,590
*	Arena Resources, Inc.	4,900	214,130
*	Atlas America, Inc.	2,400	116,640
* #	ATP Oil & Gas Corp.	3,900	176,475
*	Atwood Oceanics, Inc.	7,900	391,603
	Baker Hughes, Inc.	7,472	548,669
	Barnwell Industries, Inc.	2,220	49,928
	Berry Petroleum Corp. Class A	10,100	330,775
*	Bill Barret Corp.	300	9,450
	BJ Services Co.	11,372	384,032
*	Bolt Technology Corp.	1,600	32,160
*	Boots & Coots International Well Control, Inc.	16,200	29,970
*	Brigham Exploration Co.	5,354	46,098

15

		Shares	Value†

*	Bristow Group, Inc.	1,100	$39,127
	Cabot Oil & Gas Corp.	11,700	726,921
*	Callon Petroleum Co.	1,200	19,356
*	Cameron International Corp.	8,972	487,359
#	CARBO Ceramics, Inc.	3,000	116,730
*	Carrizo Oil & Gas, Inc.	5,700	189,810
* #	Cheniere Energy, Inc.	6,700	206,092
#	Chesapeake Energy Corp.	67,500	2,297,025
	Chevron Corp.	186,424	13,482,184
	Cimarex Energy Co.	21,444	806,509
	CKX Lands, Inc.	400	5,810
*	Clayton Williams Energy, Inc.	1,928	76,137
*	CNX Gas Corp.	15,300	425,340
*	Complete Production Services, Inc.	11,100	244,311
*	Comstock Resources, Inc.	12,388	378,082
	ConocoPhillips	140,651	9,465,812
#	CONSOL Energy, Inc.	7,300	267,983
*	Contango Oil & Gas Co.	4,216	97,896
#	Crosstex Energy, Inc.	3,300	320,298
*	Dawson Geophysical Co.	2,470	89,636
*	Delta Petroleum Corp.	10,614	320,755
* #	Denbury Resources, Inc.	24,300	713,205
	Devon Energy Corp.	34,500	2,531,265
#	Diamond Offshore Drilling, Inc.	4,900	380,338
* #	Dresser-Rand Group, Inc.	19,300	467,253
*	Dril-Quip, Inc.	7,400	313,242
*	Dune Energy, Inc.	4,395	11,383
*	Edge Petroleum Corp.	1,972	39,144
#	El Paso Corp.	27,844	406,522
*	Encore Acquisition Co.	15,272	414,788
*	Endeavour International Corp.	33,900	77,970
*	Energy Partners, Ltd.	5,200	126,360
	ENSCO International, Inc.	18,472	957,958
#	EOG Resources, Inc.	16,400	1,156,692
* #	Evergreen Energy, Inc.	12,340	108,592
	Exxon Mobil Corp.	250,584	19,247,357
*	FMC Technologies, Inc.	3,200	192,032
*	Forest Oil Corp.	15,944	566,650
	Foundation Coal Holdings, Inc.	700	25,977
	Frontier Oil Corp.	11,300	357,532
*	FX Energy, Inc.	5,100	35,700
* #	Gasco Energy, Inc.	8,700	23,142
*	Giant Industries, Inc.	3,100	238,979
*	GMX Resources, Inc.	1,800	78,642
* #	Goodrich Petroleum Corp.	3,100	136,276
* #	Grant Prideco, Inc.	5,000	219,100
*	Grey Wolf, Inc.	55,000	389,400
	Gulf Island Fabrication, Inc.	4,100	154,283
*	Gulfmark Offshore, Inc.	5,672	228,411
*	Gulfport Energy Corp.	8,100	96,714
	Halliburton Co.	24,444	824,741
*	Hanover Compressor Co.	26,778	528,865
*	Harvest Natural Resources, Inc.	10,844	111,151
*	Helix Energy Solutions Group, Inc.	17,415	640,524
	Helmerich & Payne, Inc.	19,988	531,081

16

		Shares	Value†

#	Hess Corp.	46,900	$2,357,663
	Holly Corp.	4,200	226,842
*	Hornbeck Offshore Services, Inc.	7,900	298,146
*	Houston American Energy Corp.	3,700	21,645
*	Houston Exploration Co.	3,400	190,808
	Hugoton Royalty Trust	369	10,291
*	Hydril Co.	4,900	370,734
*	Infinity, Inc.	3,300	12,375
* #	Input/Output, Inc.	21,000	227,850
	Kinder Morgan, Inc.	2,500	262,375
*	Lone Star Technologies, Inc.	8,800	461,648
	Lufkin Industries, Inc.	4,000	234,000
	Marathon Oil Corp.	28,744	2,712,859
*	Mariner Energy, Inc.	24,784	519,225
	MarkWest Hydrocarbon, Inc.	1,520	63,886
#	Massey Energy Co.	14,300	393,536
*	Matrix Service Co.	5,800	92,684
* #	McMoran Exploration Co.	5,300	83,263
*	Meridian Resource Corp.	17,488	62,082
*	Metretek Technologies, Inc.	4,488	63,909
*	Mexco Energy Corp.	300	2,097
*	Mitcham Industries, Inc.	1,600	20,000
	Murphy Oil Corp.	22,200	1,205,016
*	NATCO Group, Inc. Class A	4,700	162,009
*	National-Oilwell, Inc.	20,900	1,390,059
*	Natural Gas Services Group	2,572	40,303
* #	Newfield Exploration Co.	21,844	1,087,176
*	Newpark Resources, Inc.	15,400	94,710
	Noble Energy, Inc.	28,000	1,498,000
*	NS Group, Inc.	4,400	291,060
	Occidental Petroleum Corp.	71,760	3,612,398
*	Oceaneering International, Inc.	13,000	566,930
*	Oil States International, Inc.	9,900	344,619
*	OMNI Energy Services Corp.	2,200	22,220
	Overseas Shipholding Group, Inc.	10,772	620,036
	Panhandle Royalty Co.	1,771	33,118
*	Parallel Petroleum Corp.	4,900	96,775
*	Parker Drilling Co.	9,800	94,374
	Patterson-UTI Energy, Inc.	16,044	444,579
	Peabody Energy Corp.	11,600	533,716
	Penn Virginia Corp.	4,900	369,411
*	Petrohawk Energy Corp.	31,871	413,367
*	Petroleum Development Corp.	4,000	168,920
*	PetroQuest Energy, Inc.	12,700	159,258
*	PHI, Inc.	566	18,961
*	PHI, Inc. Non-Voting	3,500	118,510
*	Pioneer Drilling Co.	9,000	130,320
	Pioneer Natural Resources Co.	21,200	923,260
*	Plains Exploration & Production Co.	11,900	560,252
	Pogo Producing Co.	14,244	753,792
*	Pride International, Inc.	25,900	836,311
*	Quest Resource Corp.	4,900	55,223
* #	Quicksilver Resources, Inc.	5,800	245,398
	Range Resources Corp.	33,500	1,041,515
* #	Rentech, Inc.	16,800	67,536

17

		Shares	Value†

#	Rowan Companies, Inc.	15,700	$565,514
*	Royale Energy, Inc.	1,300	5,590
	RPC, Inc.	7,500	168,750
*	SEACOR Holdings, Inc.	6,500	612,105
#	Smith International, Inc.	8,172	346,166
*	Southwestern Energy Co.	16,288	686,213
	St. Mary Land & Exploration Co.	11,200	448,896
*	Stone Energy Corp.	800	31,216
* #	SulphCo, Inc.	7,900	39,500
	Sunoco, Inc.	15,800	1,076,928
*	Superior Energy Services, Inc.	15,000	488,550
*	Swift Energy Corp.	8,600	439,546
* #	Syntroleum Corp.	3,400	8,976
	Tesoro Petroleum Corp.	11,000	774,950
*	Teton Energy Corp.	2,759	14,485
*	TETRA Technologies, Inc.	14,500	374,680
*	TGC Industries, Inc.	4,885	38,005
#	The Williams Companies, Inc.	11,744	326,013
#	Tidewater, Inc.	16,844	931,979
*	Todco Class A	500	20,005
* #	Toreador Resources Corp.	3,300	80,883
* #	Transmeridian Exploration, Inc.	8,300	27,805
*	Trico Marine Services, Inc.	4,400	159,940
* #	Tri-Valley Corp.	2,300	18,998
*	Unit Corp.	12,100	617,463
*	Universal Compression Holdings, Inc.	8,087	509,077
	USEC, Inc.	17,564	218,847
*	VAALCO Energy, Inc.	14,500	121,655
	Valero Energy Corp.	48,868	2,691,161
*	Veritas DGC, Inc.	5,575	435,798
	W&T Offshore, Inc.	100	3,466
*	Warren Resources, Inc.	400	5,348
*	Warrior Energy Service Corp.	2,900	84,245
*	Westmoreland Coal Co.	1,200	26,532
*	Westside Energy Corp.	3,943	5,047
*	W-H Energy Services, Inc.	7,700	367,675
*	Whiting Petroleum Corp.	10,700	513,600
*	Whittier Energy Corp.	3,734	27,818
	World Fuel Services Corp.	7,200	349,200
	XTO Energy, Inc.	27,300	1,381,380
Total Energy			110,654,457

Financials — (22.7%)
*	1st Constitution Bancorp	910	17,254
	1st Independence Financial Group, Inc.	500	8,500
	1st Source Corp.	6,525	204,037
	21st Century Holding Co.	2,100	55,398
	21st Century Insurance Group	24,744	422,875
	A.G. Edwards, Inc.	10,372	600,020
	Abigail Adams National Bancorp, Inc.	953	12,770
	Access National Corp.	2,668	25,479
* #	Accredited Home Lenders Holding Co.	6,387	189,247
	Advanta Corp. Class A	2,900	120,901
	Advanta Corp. Class B Non-Voting	5,242	239,140
* #	Affiliated Managers Group, Inc.	3,500	357,385

18

		Shares	Value†

	Affirmative Insurance Holdings, Inc.	124	$1,998
	AFLAC, Inc.	25,430	1,122,480
	Alabama National Bancorporation	5,124	350,892
	Alfa Corp.	22,979	445,333
*	Allegheny Corp.	2,018	691,367
	Alliance Financial Corp.	1,361	41,783
	Allstate Corp.	52,200	3,313,656
	AMBAC Financial Group, Inc.	18,672	1,599,070
	Amcore Financial, Inc.	7,072	225,172
	Ameriana Bancorp	898	12,330
	American Bancorp of New Jersey, Inc.	4,959	60,500
#	American Capital Strategies, Ltd.	24,144	1,093,240
	American Equity Investment Life Holding Co.	15,129	196,677
	American Express Co.	22,244	1,306,168
	American Financial Group, Inc.	14,348	749,109
*	American Independence Corp.	2,329	24,501
	American International Group, Inc.	220,480	15,504,154
	American National Bankshares, Inc.	1,728	40,262
	American National Insurance Co.	7,153	816,658
*	American Physicians Capital, Inc.	600	23,952
	American River Bankshares	1,904	47,809
*	American Spectrum Realty, Inc.	300	6,705
	American West Bancorporation	3,900	85,293
* #	AmeriCredit Corp.	33,000	773,850
	Ameriprise Financial, Inc.	36,808	1,991,313
	Ameris Bancorp	3,600	100,476
*	AmeriServe Financial, Inc.	6,774	33,464
	Anchor Bancorp Wisconsin, Inc.	6,400	183,424
	AON Corp.	42,435	1,514,081
*	Argonaut Group, Inc.	9,100	308,308
	Arrow Financial Corp.	3,202	78,577
*	Asset Acceptance Capital Corp.	10,268	170,962
#	Associated Banc-Corp	17,900	594,996
	Assurant, Inc.	15,675	861,498
#	ASTA Funding, Inc.	3,370	110,940
	Astoria Financial Corp.	25,988	777,041
*	Atlantic American Corp.	5,905	16,829
	Atlantic Coast Federal Corp.	4,138	74,484
*	B of I Holding, Inc.	97	663
	Baldwin & Lyons, Inc. Class A	566	14,965
	Baldwin & Lyons, Inc. Class B	3,624	96,942
	BancFirst Corp.	4,170	222,136
	Bancorp Rhode Island, Inc.	1,600	69,200
	BancorpSouth, Inc.	20,472	533,296
*	Bancshares of Florida, Inc.	2,950	61,596
	Bank Mutual Corp.	17,061	206,779
	Bank of America Corp.	381,520	20,544,852
	Bank of Commerce Holdings	1,828	21,671
	Bank of Granite Corp.	4,821	89,912
	Bank of Hawaii Corp.	4,200	216,846
	Bank of New York Co., Inc.	36,500	1,297,210
	Bank of the Ozarks, Inc.	4,400	144,100
	BankAtlantic Bancorp, Inc. Class A	16,200	211,734
	BankFinancial Corp.	7,145	125,109
	BankUnited Financial Corp. Class A	10,264	261,732
	Banner Corp.	500	22,830

19

		Shares	Value†

	Bar Harbor Bankshares	574	$17,768
	BB&T Corp.	44,569	1,916,913
*	Beach First National Bancshares, Inc.	990	25,958
	Bear Stearns Companies, Inc.	9,800	1,494,304
	Benjamin Franklin Bancorp, Inc.	100	1,450
	Berkley (W.R.) Corp.	24,667	865,072
	Berkshire Bancorp, Inc.	2,224	35,995
	Berkshire Hills Bancorp, Inc.	2,685	90,565
	Beverly Hills Bancorp, Inc.	6,800	59,024
*	BFC Financial Corp.	4,300	28,595
	Blackrock, Inc.	700	100,359
*	BNCCORP, Inc.	955	12,415
	BOK Financial Corp.	17,993	969,643
	Boston Private Financial Holdings, Inc.	11,900	323,085
	Bristol West Holdings, Inc.	6,572	101,800
	Brooke Corp.	3,553	40,007
#	Brookline Bancorp, Inc.	17,572	237,222
*	Brooklyn Federal Bancorp, Inc.	97	1,242
	Brown & Brown, Inc.	5,600	162,400
*	Brunswick Bancorp	600	8,052
	Bryn Mawr Bank Corp.	2,548	61,967
	C&F Financial Corp.	859	34,789
	Cadence Financial Corp.	3,659	77,388
	California First National Bancorp	2,400	33,600
	Camco Financial Corp.	2,078	26,702
	Camden National Corp.	1,924	86,407
	Capital Bank Corp.	3,726	64,460
	Capital City Bank Group, Inc.	5,342	181,788
	Capital Corp. of the West	2,591	82,834
*	Capital Crossing Bank	100	2,950
	Capital One Financial Corp.	24,420	1,901,830
	Capital Properties, Inc.	500	12,200
	Capital Southwest Corp.	1,158	149,753
	Capitol Bancorp, Ltd.	4,757	213,114
	Capitol Federal Financial	14,000	521,920
	Cardinal Financial Corp.	8,075	80,346
	Carrollton Bancorp	634	11,349
	Carver Bancorp, Inc.	627	10,051
	Cash America International, Inc.	7,400	327,006
* #	Cash Systems, Inc.	2,353	15,342
#	Cathay General Bancorp	14,372	493,822
*	CB Richard Ellis Group, Inc.	8,125	267,556
* #	Centennial Bank Holdings, Inc.	17,100	162,963
	Center Bancorp, Inc.	4,438	71,008
	Center Financial Corp.	4,300	96,449
	Centerstate Banks of Florida, Inc.	3,500	73,430
	Central Bancorp, Inc.	400	13,060
	Central Pacific Financial Corp.	8,700	325,989
	Central Virginia Bankshares, Inc.	620	17,025
*	Centrue Financial Corp.	955	18,489
	Century Bancorp, Inc. Class A	1,000	26,500
	CFS Bancorp, Inc.	2,552	36,519
#	Charter Financial Corp.	3,903	200,029
	Chemical Financial Corp.	7,200	235,152
	Chittenden Corp.	13,067	393,055
	Chubb Corp.	34,144	1,767,293
	Cincinnati Financial Corp.	29,548	1,308,385

20

		Shares	Value†

	CIT Group, Inc.	34,644	$1,801,834
	Citigroup, Inc.	419,332	20,794,674
#	Citizens Banking Corp.	12,200	327,448
	Citizens First Bancorp, Inc.	2,966	86,726
	Citizens Holding Co.	814	18,055
	Citizens South Banking Corp.	2,528	32,232
* #	Citizens, Inc.	12,685	81,311
	City Holding Co.	4,300	169,850
#	City National Corp.	12,300	834,186
	Clark, Inc.	900	14,760
	Clifton Savings Bancorp, Inc.	8,505	102,060
*	CNA Financial Corp.	46,063	1,773,425
*	CNA Surety Corp.	12,428	248,063
	CNB Financial Corp.	2,450	33,883
	CoBiz, Inc.	5,604	129,957
	Codorus Valley Bancorp, Inc.	551	11,025
	Cohen & Steers, Inc.	4,670	177,226
*	Colonial Bankshares, Inc.	1,237	16,699
	Colony Bankcorp, Inc.	686	12,602
	Columbia Bancorp	3,183	80,434
	Columbia Banking System, Inc.	4,444	149,452
	Comerica, Inc.	21,800	1,269,850
	Comm Bancorp, Inc.	344	14,723
	Commerce Bancorp, Inc.	22,544	783,629
	Commerce Bancshares, Inc.	14,474	703,304
	Commerce Group, Inc.	17,615	537,434
	Commercial Bancshares, Inc.	1,598	61,108
	Commercial National Financial Corp.	644	13,099
	Commonwealth Bankshares, Inc.	1,363	37,210
*	Community Bancorp	1,045	31,758
	Community Bank System, Inc.	8,572	206,071
	Community Banks, Inc.	6,803	186,538
	Community Bankshares, Inc.	1,240	20,522
	Community Capital Corp.	1,054	21,897
	Community Central Bank Corp.	810	9,720
	Community Trust Bancorp, Inc.	4,303	173,884
	Community West Bancshares	1,600	25,200
	Compass Bancshares, Inc.	15,672	895,498
* #	CompuCredit Corp.	17,244	649,409
*	Conseco, Inc.	39,500	785,655
	Consolidated-Tokoma Land Co.	1,500	107,625
*	Consumer Portfolio Services, Inc.	4,730	32,448
	Cooperative Bankshares, Inc.	1,900	34,713
#	Corus Bankshares, Inc.	11,144	249,737
	Countrywide Financial Corp.	49,500	1,966,140
*	Cowlitz Bancorporation	1,298	21,670
	Crawford & Co. Class A	6,640	39,641
	Crawford & Co. Class B	6,600	47,850
	Cullen Frost Bankers, Inc.	11,372	619,774
	CVB Financial Corp.	18,631	270,895
*	Dearborn Bancorp, Inc.	1,772	37,549
	Delphi Financial Group, Inc. Class A	11,178	452,709
	Delta Financial Corp.	7,400	69,930
	Desert Community Bank	1,600	28,480
	Dime Community Bancshares	10,600	149,142
	Direct General Corp.	300	4,920

21

		Shares	Value†

*	Dollar Financial Corp.	400	$11,704
	Donegal Group, Inc. Class A	5,656	108,539
	Donegal Group, Inc. Class B	1,166	20,580
#	Downey Financial Corp.	7,600	553,280
*	E*TRADE Financial Corp.	54,939	1,322,382
	East West Bancorp, Inc.	15,372	547,397
	Eaton Vance Corp.	6,944	221,514
	ECB Bancorp, Inc.	800	25,980
	EMC Insurance Group, Inc.	1,700	58,616
*	Empire Financial Holding Co.	1,429	5,102
*	Encore Capital Group, Inc.	7,200	100,224
	Enterprise Financial Services Corp.	3,100	96,348
	Erie Indemnity Co.	11,622	654,086
	ESB Financial Corp.	3,477	37,656
	Evans Bancorp, Inc.	705	14,452
	Exchange National Bancshares, Inc.	1,186	37,223
*	EZCORP, Inc. Class A Non-Voting	2,900	135,488
	F.N.B. Corp.	17,100	306,432
	FBL Financial Group, Inc. Class A	8,172	321,977
	Federal Agriculture Mortgage Corporation Class A	200	3,544
	Federal Agriculture Mortgage Corporation Class C	3,272	85,366
	Federal Home Loan Mortgage Corporation	57,460	3,859,014
	Federal National Mortgage Association	55,192	3,147,600
	Federal Trust Corp.	1,598	16,284
	Federated Investors, Inc.	7,200	238,896
	Fidelity Bancorp, Inc.	800	15,208
	Fidelity Bankshares, Inc.	4,000	157,440
	Fidelity National Financial, Inc.	32,265	730,480
	Fidelity Southern Corp.	3,002	55,837
#	Fifth Third Bancorp	46,320	1,826,398
	Financial Federal Corp.	7,800	216,060
	Financial Institutions, Inc.	3,416	79,729
*	First Acceptance Corp.	13,744	138,814
	First Albany Companies, Inc.	3,114	7,006
	First American Corp.	24,116	931,119
	First Bancorp	4,220	88,240
	First Bancorp of Indiana, Inc.	393	7,035
	First Bancshares, Inc.	400	6,800
	First Busey Corp.	5,283	124,679
*	First Cash Financial Services, Inc.	8,000	163,440
	First Charter Corp.	8,872	213,372
	First Citizens BancShares, Inc.	2,358	470,539
	First Commonwealth Financial Corp.	20,972	288,155
	First Community Bancorp	8,268	446,555
	First Community Bancshares, Inc.	3,318	124,956
	First Defiance Financial Corp.	2,157	64,192
	First Federal Bancshares of Arkansas, Inc.	1,852	44,781
	First Federal Bancshares, Inc.	200	4,565
	First Federal Bankshares, Inc.	900	19,494
	First Federal of Northern Michigan Bancorp, Inc.	598	5,466
	First Financial Bancorp	11,067	183,602
	First Financial Bankshares, Inc.	5,500	229,460
	First Financial Corp.	3,700	125,430
	First Financial Holdings, Inc.	3,000	112,860
	First Financial Service Corp.	1,325	41,128

22

		Shares	Value†

	First Franklin Corp.	400	$6,350
#	First Horizon National Corp.	17,673	704,446
	First Indiana Corp.	4,475	111,114
	First Keystone Financial, Inc.	400	7,700
	First M&F Corp.	2,752	51,091
	First Marblehead Corp.	5,000	374,200
*	First Mariner Bancorp, Inc.	1,800	34,002
	First Merchants Corp.	5,072	135,270
	First Midwest Bancorp, Inc.	10,300	383,675
	First Mutual Bancshares, Inc.	2,075	48,555
	First National Lincoln Corp.	2,700	45,144
	First Niagara Financial Group, Inc.	31,516	452,885
	First PacTrust Bancorp, Inc.	1,233	34,524
	First Place Financial Corp.	5,133	124,989
*	First Regional Bancorp	3,346	112,626
	First Republic Bank	7,772	311,813
#	First South Bancorp, Inc.	2,645	79,218
	First State Bancorporation	5,200	132,912
	First United Corp.	2,200	48,444
	First West Virginia Bancorp, Inc.	314	6,217
	Firstbank Corp.	2,210	51,515
	FirstBank NW Corp.	400	11,544
*	FirstCity Financial Corp.	3,840	40,090
* #	FirstFed Financial Corp.	4,800	312,096
	FirstMerit Corp.	21,600	511,920
	Flag Financial Corp.	3,064	77,979
	Flagstar Bancorp, Inc.	18,100	272,405
	Flushing Financial Corp.	6,323	107,491
	FMS Financial Corp.	1,050	33,022
	FNB Corp. VA	2,400	93,840
	FNB Financial Services Corp.	2,611	39,139
	FNB United Corp.	3,612	64,402
	Forest City Enterprises, Inc. Class B	1,000	58,290
*	FPIC Insurance Group, Inc.	772	29,915
*	Franklin Bank Corp.	6,900	135,378
*	Franklin Credit Management Corp.	2,363	13,587
	Franklin Resources, Inc.	6,300	672,462
	Fremont General Corp.	14,444	245,692
	Frontier Financial Corp.	9,650	289,886
	Fulton Financial Corp.	46,709	759,021
	Gallagher (Arthur J.) & Co.	8,800	257,752
	GAMCO Investors, Inc.	2,150	83,957
	Gateway Financial Holdings, Inc.	3,495	50,817
	GB&T Bancshares, Inc.	4,300	94,213
#	Genworth Financial, Inc.	500	16,400
	German American Bancorp, Inc.	3,000	43,200
*	GFI Group, Inc.	300	16,968
	Glacier Bancorp, Inc.	6,900	245,226
	Gouverneur Bancorp, Inc.	600	7,770
	Great American Financial Resources, Inc.	13,554	300,492
*	Great Lakes Bancorp, Inc.	3,304	48,635
	Great Pee Dee Bancorp, Inc.	498	7,893
	Great Southern Bancorp, Inc.	3,384	98,982
*	Greater Atlantic Financial Corp.	840	4,116
	Greater Bay Bancorp	14,872	382,805
	Greater Community Bancorp	2,277	37,115

23

		Shares	Value†

	Greene County Bancshares, Inc.	3,006	$115,851
#	Greenhill & Co., Inc.	2,900	202,159
*	Greenville First Bancshares, Inc.	744	16,182
*	Grubb & Ellis Co.	1,700	18,632
	GS Financial Corp.	400	8,500
	Guaranty Federal Bancshares, Inc.	800	22,840
	Habersham Bancorp	800	19,760
	Hancock Holding Co.	8,100	435,132
	Hanmi Financial Corp.	14,272	311,558
	Hanover Insurance Group, Inc.	12,930	612,623
	Harbor Florida Bancshares, Inc.	3,600	156,852
	Harleysville Group, Inc.	8,810	313,284
	Harleysville National Corp.	8,291	167,561
#	Harleysville Savings Financial Corp.	1,076	19,153
	Harrington West Financial Group, Inc.	1,489	27,345
	Hartford Financial Services Group, Inc.	26,344	2,259,261
	HCC Insurance Holdings, Inc.	18,351	554,017
	Heartland Financial USA, Inc.	4,466	129,291
	Hercules Technology Growth Capital, Inc.	4,924	66,917
	Heritage Commerce Corp.	3,470	89,942
	Heritage Financial Corp.	1,749	42,676
	Heritage Financial Group	3,400	56,474
	HF Financial Corp.	1,073	18,659
	Hilb Rogal Hamilton Co.	9,270	385,632
	Hingham Institution for Savings	604	20,593
	HMN Financial, Inc.	1,214	41,155
	Home Federal Bancorp	960	27,408
	HopFed Bancorp, Inc.	710	11,431
	Horace Mann Educators Corp.	12,172	246,118
	Horizon Financial Corp.	4,125	101,846
* #	HouseValues, Inc.	314	1,686
	Hudson City Bancorp, Inc.	97,005	1,287,256
	Huntington Bancshares, Inc.	32,100	780,351
	IBERIABANK Corp.	2,994	170,748
	IBT Bancorp, Inc.	1,000	21,000
	Independence Holding Co.	4,082	83,069
	Independent Bank Corp. MA	4,301	147,782
	Independent Bank Corp. MI	6,630	155,739
#	IndyMac Bancorp, Inc.	18,544	852,097
	Infinity Property & Casualty Corp.	5,600	252,840
	Integra Bank Corp.	4,900	136,465
	Interchange Financial Services Corp.	2,500	57,300
	International Bancshares Corp.	15,956	493,200
	International Securities Exchange Holdings, Inc.	4,600	244,628
*	Intervest Bancshares Corp.	2,800	97,664
*	Investment Technology Group, Inc.	10,500	393,750
	Investors Capital Holdings, Ltd.	1,200	6,936
#	Investors Financial Services Corp.	21,000	835,170
	Investors Title Co.	900	46,593
	Irwin Financial Corp.	8,600	189,458
	ITLA Capital Corp.	500	26,510
	Janus Capital Group, Inc.	38,103	771,967
	Jefferies Group, Inc.	36,256	1,051,061
	Jefferson Bancshares, Inc.	1,811	23,769
	Jones Lang LaSalle, Inc.	3,600	327,600
	JPMorgan Chase & Co.	295,944	13,696,288
	Kearny Financial Corp.	400	6,604
	KeyCorp	31,644	1,142,348

24

		Shares	Value†

	K-Fed Bancorp	4,134	$77,306
*	KMG America Corp.	500	4,200
	KNBT Bancorp, Inc.	8,003	134,450
*	Knight Capital Group, Inc.	6,119	107,756
* #	LaBranche & Co., Inc.	2,300	24,840
	Lakeland Bancorp, Inc.	6,285	93,961
	Lakeland Financial Corp.	3,600	89,676
	LandAmerica Financial Group, Inc.	2,000	122,220
	Landmark Bancorp, Inc.	600	16,677
	Leesport Financial Corp.	1,434	35,119
	Legacy Bancorp, Inc.	3,568	57,623
	Legg Mason, Inc.	10,900	1,039,424
	Lehman Brothers Holdings, Inc.	44,026	3,243,395
	Leucadia National Corp.	37,600	1,037,384
	Lincoln Bancorp	1,500	28,980
	Lincoln National Corp.	22,446	1,427,341
	LNB Bancorp, Inc.	2,001	33,757
	Loews Corp.	47,016	1,876,879
	LSB Bancshares, Inc.	2,430	40,824
	LSB Corp.	1,300	21,073
	LSB Financial Corp.	360	8,802
	M&T Bank Corp.	9,200	1,091,488
	Macatawa Bank Corp.	4,675	103,364
	MAF Bancorp, Inc.	9,372	412,274
	MainSource Financial Group, Inc.	5,200	94,952
*	Markel Corp.	1,600	716,400
*	MarketAxess Holdings, Inc.	500	7,200
*	Marlin Business Services, Inc.	3,800	82,384
#	Marsh & McLennan Companies, Inc.	22,500	706,950
#	Marshall & Ilsley Corp.	34,272	1,569,315
	MASSBANK Corp.	1,193	39,500
	Mayflower Co-Op Bank Middleboro	600	7,800
	MB Financial, Inc.	9,406	337,864
	MBIA, Inc.	23,072	1,606,965
	MBT Financial Corp.	5,900	90,506
	MCG Capital Corp.	16,600	324,364
*	Meadowbrook Insurance Group, Inc.	1,400	13,650
	Medallion Financial Corp.	2,600	30,836
	Mellon Financial Corp.	8,800	354,024
	Mercantile Bancorp, Inc.	1,000	22,075
	Mercantile Bank Corp.	2,330	89,099
	Mercantile Bankshares Corp.	12,130	553,249
	Mercer Insurance Group, Inc.	2,173	43,916
	Merchants Bancshares, Inc.	2,146	50,967
	Merchants Group, Inc.	504	16,158
	Mercury General Corp.	14,244	761,342
	Merrill Lynch & Co., Inc.	75,027	6,559,611
	Merrill Merchants Bancshares, Inc.	915	23,470
	Meta Financial Group, Inc.	586	15,816
	MetLife, Inc.	62,960	3,697,641
	MetroCorp Bancshares, Inc.	3,236	70,836
	MFB Corp.	400	14,476
	MGIC Investment Corp.	14,872	861,981
	MicroFinancial, Inc.	3,740	13,389
	Mid Penn Bancorp, Inc.	757	18,872

25

		Shares	Value†

	Midland Co.	4,975	$226,611
	MidSouth Bancorp, Inc.	1,117	33,225
	Mid-State Bancshares	5,445	198,035
	Midwest Banc Holdings, Inc.	7,000	163,100
	MidWestOne Financial Group, Inc.	1,100	21,296
	Monroe Bancorp	1,274	21,658
	Moody’s Corp.	5,000	347,400
	Morgan Stanley	59,264	4,513,546
*	Move, Inc.	13,000	72,020
	Municipal Mortgage & Equity, L.L.C.	4,600	131,698
	MutualFirst Financial, Inc.	1,206	26,689
	Nara Bancorp, Inc.	6,700	135,876
* #	Nasdaq Stock Market, Inc.	9,100	365,365
	National City Corp.	50,188	1,811,787
	National Financial Partners Corp.	10,772	488,187
	National Interstate Corp.	213	5,383
	National Penn Bancshares, Inc.	13,827	281,103
	National Security Group, Inc.	700	11,473
	National Western Life Insurance Co. Class A	1,051	240,111
	Nationwide Financial Services, Inc.	9,200	478,400
*	Navigators Group, Inc.	4,844	224,132
	NBT Bancorp, Inc.	9,600	237,600
*	Nelnet, Inc. Class A	8,100	213,840
	NetBank, Inc.	14,000	64,120
	New England Bancshares, Inc.	1,631	20,958
	New Hampshire Thrift Bancshares, Inc.	1,200	18,888
	New York Community Bancorp, Inc.	50,200	811,232
	NewAlliance Bancshares, Inc.	31,349	512,556
*	Newtek Business Services, Inc.	3,424	6,916
*	NexCen Brands, Inc.	12,100	88,814
	North Bay Bancorp	1,125	31,556
	North Central Bancshares, Inc.	200	7,955
	North Fork Bancorporation, Inc.	27,500	771,925
	North Valley Bancorp	1,845	34,132
	Northeast Bancorp	724	13,589
*	Northern Empire Bancshares	2,522	73,895
	Northern Trust Corp.	12,044	686,026
	Northrim BanCorp, Inc.	1,880	51,380
	Northway Financial, Inc.	400	13,370
	Northwest Bancorp, Inc.	14,354	394,591
	Norwood Financial Corp.	515	15,903
	Nuveen Investments	3,772	187,167
	NYMAGIC, Inc.	2,879	97,800
* #	NYSE Group, Inc.	5,600	560,560
	Oak Hill Financial, Inc.	1,700	48,688
	OceanFirst Financial Corp.	4,169	92,218
*	Ocwen Financial Corp.	17,901	269,410
#	Odyssey Re Holdings Corp.	18,044	636,412
	Ohio Casualty Corp.	17,560	512,928
	Ohio Valley Banc Corp.	800	20,360
	Old National Bancorp	18,944	355,768
	Old Republic International Corp.	39,163	883,126
	Old Second Bancorp, Inc.	3,700	111,481
	Omega Financial Corp.	3,800	123,348
	optionsXpress Holding, Inc.	546	15,741
	PAB Bankshares, Inc.	2,881	63,555

26

		Shares	Value†

	Pacific Capital Bancorp	13,300	$433,447
	Pacific Continental Corp.	2,873	55,736
*	Pacific Mercantile Bancorp	3,676	61,665
*	Pacific Premier Bancorp, Inc.	1,400	16,590
*	Pacific State Bancorp	900	20,439
	Pamrapo Bancorp, Inc.	1,748	43,490
	Park Bancorp, Inc.	400	13,616
#	Park National Corp.	3,700	370,925
	Parkvale Financial Corp.	1,517	47,330
	Partners Trust Financial Group, Inc.	12,944	146,914
	Peapack-Gladstone Financial Corp.	2,694	68,966
*	Pelican Financial, Inc. Escrow Shares	100	0
*	Penn Treaty American Corp.	5,292	37,626
	Pennfed Financial Services, Inc.	2,800	54,208
	Penns Woods Bancorp, Inc.	1,400	51,870
*	Pennsylvania Commerce Bancorp, Inc.	2,005	50,947
	Peoples Bancorp of North Carolina	1,050	30,082
	Peoples Bancorp, Inc. IN	600	11,790
	Peoples Bancorp, Inc. OH	2,967	84,678
	Peoples Bank CT	8,200	365,638
	Peoples Community Bancorp	1,370	23,454
	PFF Bancorp, Inc.	7,072	233,376
*	Philadelphia Consolidated Holding Corp.	13,587	605,301
*	Pico Holdings, Inc.	4,672	148,383
	Pinnacle Bancshares, Inc.	248	3,714
*	Pinnacle Financial Partners, Inc.	4,495	147,256
*	Piper Jaffray Companies, Inc.	1,000	65,070
	Placer Sierra Bancshares	38	887
*	PMA Capital Corp. Class A	10,957	97,189
	PMI Group, Inc.	15,772	683,085
	PNC Financial Services Group, Inc.	24,416	1,725,967
	Pocahontas Bancorp, Inc.	800	12,760
*	Portfolio Recovery Associates, Inc.	3,900	178,035
	Premier Financial Bancorp, Inc.	1,103	15,663
	Presidential Life Corp.	1,300	29,107
	Princeton National Bancorp, Inc.	900	29,205
	Principal Financial Group, Inc.	22,348	1,290,597
	PrivateBancorp, Inc.	3,600	144,396
*	ProAssurance Corp.	9,400	481,562
	ProCentury Corp.	4,252	75,218
	Progressive Corp.	29,364	662,158
	Prosperity Bancshares, Inc.	9,439	320,076
	Protective Life Corp.	18,344	866,204
	Providence Community Bancshares, Inc.	524	9,956
#	Provident Bankshares Corp.	9,300	342,891
	Provident Financial Holdings, Inc.	2,198	66,907
	Provident Financial Services, Inc.	18,744	340,953
	Provident New York Bancorp	12,306	187,297
	Prudential Financial, Inc.	40,216	3,276,800
*	PSB Bancorp, Inc.	1,400	22,694
	PSB Holdings, Inc.	2,151	23,876
	Pulaski Financial Corp.	3,379	54,064
	Radian Group, Inc.	14,372	764,734
	Rainier Pacific Financial Group, Inc.	2,225	42,809
	Raymond James Financial, Inc.	20,150	634,926

27

		Shares	Value†

*	Realogy Corp.	39,751	1,037,104
	Regions Financial Corp.	51,817	$1,899,093
	Reinsurance Group of America, Inc.	16,634	917,698
	Renasant Corp.	4,534	138,332
	Republic Bancorp, Inc.	8,676	118,514
	Republic Bancorp, Inc. Class A	4,517	112,383
*	Republic First Bancorp, Inc.	3,031	39,327
	Resource America, Inc.	4,800	126,432
*	Rewards Network, Inc.	5,955	33,348
	Riverview Bancorp, Inc.	3,074	47,524
	RLI Corp.	7,144	395,135
	Rome Bancorp, Inc.	2,853	37,003
	Royal Bancshares of Pennsylvania, Inc. Class A	3,131	77,680
*	RTW, Inc.	300	2,805
	Rurban Financial Corp.	1,051	11,319
	S&T Bancorp, Inc.	6,600	223,740
	S.Y. Bancorp, Inc.	3,707	103,351
	SAFECO Corp.	15,244	923,329
	Safety Insurance Group, Inc.	300	15,714
	Salisbury Bancorp, Inc.	400	15,400
	Sanders Morris Harris Group, Inc.	7,811	100,137
	Sandy Spring Bancorp, Inc.	4,072	153,229
	SCBT Financial Corp.	2,516	101,722
	Schwab (Charles) Corp.	23,268	426,735
*	SCPIE Holdings, Inc.	3,204	84,425
*	Seabright Insurance Holdings	44	702
	Seacoast Banking Corp. of Florida	5,464	131,136
	Security Bank Corp.	5,453	135,780
*	Security National Financial Corp. Class A	1,610	9,177
	SEI Investments Co.	3,944	229,501
	Selective Insurance Group, Inc.	8,367	464,536
	Shore Financial Corp.	680	10,132
	Siebert Financial Corp.	5,930	29,531
	Sierra Bancorp	2,670	82,156
	Simmons First National Corp. Class A	3,944	126,563
	Sky Financial Group, Inc.	28,200	697,950
	SLM Corp.	6,700	307,128
	South Financial Group, Inc.	20,363	529,234
#	South Street Financial Corp.	800	7,360
*	Southcoast Financial Corp.	1,770	36,763
	Southern Community Financial Corp.	5,523	56,335
*	Southern Connecticut Bancorp, Inc.	800	5,680
#	Southside Bancshares, Inc.	3,449	89,295
	Southwest Bancorp, Inc.	3,944	105,344
	Southwest Georgia Financial Corp.	814	15,588
	Sovereign Bancorp, Inc.	83,095	2,075,713
	StanCorp Financial Group, Inc.	14,675	666,392
	State Auto Financial Corp.	11,470	382,639
	State Bancorp, Inc.	3,400	61,693
	State Street Corp.	13,500	838,755
	Sterling Bancorp	4,935	91,791
	Sterling Bancshares, Inc.	12,372	227,892
#	Sterling Financial Corp.	9,700	325,435
	Sterling Financial Corp. (PA)	8,300	192,892
	Stewart Information Services Corp.	2,372	92,650
*	Stifel Financial Corp.	3,528	137,663
*	Stratus Properties, Inc.	2,223	67,868

28

		Shares	Value†

	Student Loan Corp.	2,706	$560,142
	Suffolk Bancorp	2,800	101,612
	Summit Bancshares, Inc.	2,000	54,780
	Summit Bank Corp.	1,728	40,936
*	Sun American Bancorp	5,317	28,871
*	Sun Bancorp, Inc.	5,680	114,282
	SunTrust Banks, Inc.	30,244	2,469,423
*	Superior Bancorp	8,000	86,800
	Susquehanna Bancshares, Inc.	14,900	412,134
	Sussex Bancorp	505	7,752
* #	SVB Financial Group	8,800	417,824
	SWS Group, Inc.	1,000	32,370
	Synergy Financial Group, Inc.	3,944	63,498
	Synovus Financial Corp.	41,788	1,254,476
	T. Rowe Price Group, Inc.	12,200	528,626
	Taylor Capital Group, Inc.	2,300	84,364
	TCF Financial Corp.	13,100	342,172
	TD Ameritrade Holding Corp.	23,500	412,660
	TD Banknorth, Inc.	38,878	1,251,094
	Team Financial, Inc.	892	14,361
	Teche Holding Co.	600	31,590
*	Tejon Ranch Co.	2,200	111,694
*	Temecula Valley Bancorp, Inc.	2,914	65,594
*	Texas Capital Bancshares, Inc.	362	7,059
	Texas United Bancshares, Inc.	1,875	63,112
	TF Financial Corp.	503	15,834
*	The Bancorp, Inc.	3,700	99,197
	The Colonial BancGroup, Inc.	20,800	507,520
* #	The Enstar Group, Inc.	638	59,283
	The Goldman Sachs Group, Inc.	22,700	4,421,960
*	The Intergroup Corp.	600	11,460
	The Phoenix Companies, Inc.	1,900	30,685
	The Savannah Bancorp, Inc.	1,086	37,793
#	The St. Joe Corp.	2,700	151,173
	The St. Paul Travelers Companies, Inc.	56,660	2,935,555
	The Wilber Corp.	2,820	27,890
	Thomas Properties Group, Inc.	6	88
	TIB Financial Corp.	3,358	57,758
	TierOne Corp.	5,344	166,679
	Timberland Bancorp, Inc.	1,100	40,788
	Tompkins County Trustco, Inc.	2,650	119,912
	Torchmark Corp.	13,372	845,378
	Tower Financial Corp.	1,125	20,700
	Tower Group, Inc.	400	13,176
*	Tradestation Group, Inc.	5,700	83,163
*	Trammell Crow Co.	7,100	350,030
	Transatlantic Holdings, Inc.	11,666	721,892
*	Triad Guaranty, Inc.	4,400	236,720
	Trico Bancshares	4,300	116,272
	TrustCo Bank Corp. NY	15,900	179,193
	Trustmark Corp.	14,272	465,553
	U.S. Bancorp	72,000	2,422,080
*	U.S.I. Holdings Corp.	500	7,830
	UCBH Holdings, Inc.	24,500	413,070
	UMB Financial Corp.	12,200	448,716
	Umpqua Holdings Corp.	16,377	491,638
*	Unico American Corp.	100	1,110
	Union Bankshares Corp.	4,013	124,202
#	Union Bankshares, Inc.	700	14,959
	UnionBanCal Corp.	19,200	1,105,152

29

		Shares	Value†

	United Bancshares, Inc.	1,000	$16,250
	United Bankshares, Inc.	11,100	428,238
*	United Capital Corp.	2,218	58,045
	United Community Banks, Inc.	10,369	345,599
	United Community Financial Corp.	9,067	113,065
	United Financial Bancorp, Inc.	5,452	78,400
	United Financial Corp.	726	16,734
	United Fire & Casualty Co.	8,000	282,400
*	United PanAm Financial Corp.	3,944	47,644
#	United Security Bancshares	3,328	82,834
	Unitrin, Inc.	17,300	846,316
	Unity Bancorp, Inc.	1,740	24,186
*	Universal American Financial Corp.	10,000	187,500
	Univest Corporation of Pennsylvania	3,900	120,471
	UnumProvident Corp.	60,338	1,235,722
	USB Holding Co., Inc.	5,670	135,853
	Valley National Bancorp	19,836	514,943
#	Vineyard National Bancorp Co.	3,189	68,946
* #	Virginia Commerce Bancorp, Inc.	5,585	108,572
	Virginia Financial Group, Inc.	3,404	93,508
#	Wachovia Corp.	170,573	9,243,351
	Waddell & Reed Financial, Inc.	6,872	171,319
	Wainwright Bank & Trust Co.	2,045	22,352
	Washington Banking Co.	2,882	48,562
	Washington Federal, Inc.	23,609	548,673
	Washington Mutual, Inc.	78,976	3,449,672
	Washington Savings Bank, FSB	2,086	18,419
	Washington Trust Bancorp, Inc.	3,743	105,141
	Wayne Savings Bancshares, Inc.	900	13,279
	Webster Financial Corp.	15,345	733,031
	Wells Fargo & Co.	90,600	3,192,744
	Wesbanco, Inc.	6,280	204,979
	Wesco Financial Corp.	2,012	965,760
	West Bancorporation	4,263	77,587
	West Coast Bancorp	4,200	144,858
	Westamerica Bancorporation	6,700	331,851
	Westbank Corp.	850	20,553
*	Western Alliance Bancorp	7,300	253,967
	Westfield Financial, Inc.	2,698	89,358
	Westwood Holdings Group, Inc.	932	21,306
	Whitney Holding Corp.	17,727	571,341
	Willow Financial Bancorp, Inc.	4,800	72,000
	Wilmington Trust Corp.	14,072	584,832
	Wilshire Bancorp, Inc.	7,447	142,312
	Wilshire Enterprises, Inc.	400	1,896
	Wintrust Financial Corp.	7,400	352,388
*	World Acceptance Corp.	4,072	184,828
	WVS Financial Corp.	302	5,043
	Yardville National Bancorp	3,187	123,751
	Zenith National Insurance Corp.	10,350	477,756
	Zions Bancorporation	14,400	1,126,656
Total Financials			304,587,429

Health Care — (8.4%)
*	Abaxis, Inc.	2,500	48,275
	Abbott Laboratories	38,000	1,773,080
*	Abiomed, Inc.	4,500	57,015

30

		Shares	Value†

* #	Abraxis Bioscience, Inc.	6,400	$171,648
*	Acadia Pharmaceuticals, Inc.	1,931	18,074
*	Accelr8 Technology Corp.	1,800	3,816
*	Accelrys, Inc.	1,300	7,878
*	Acusphere, Inc.	5,188	14,993
*	Adeza Biomedical Corp.	200	3,060
*	Adolor Corp.	11,500	90,160
*	Advanced Magnetics, Inc.	1,400	78,008
* #	Advanced Medical Optics, Inc.	12,200	427,122
*	Advancis Pharmaceutical Corp.	6,000	23,400
*	ADVENTRX Pharmaceuticals, Inc.	10,600	25,122
	Aetna, Inc.	29,144	1,203,939
*	Affymetrix, Inc.	4,500	113,850
*	Air Methods Corp.	3,734	98,092
*	Akorn, Inc.	7,583	39,887
*	Albany Molecular Research, Inc.	9,700	107,670
* #	Alexion Pharmaceuticals, Inc.	3,744	162,040
*	Align Technology, Inc.	10,400	136,552
*	Alkermes, Inc.	8,060	122,351
#	Allergan, Inc.	2,500	291,450
*	Alliance Imaging, Inc.	6,700	39,932
*	Allied Healthcare International, Inc.	3,600	7,560
*	Allied Healthcare Products, Inc.	1,800	9,162
*	Allos Therapeutics, Inc.	11,119	65,491
* #	Allscripts Healthcare Solutions, Inc.	9,400	262,448
*	Alnylam Pharmaceuticals, Inc.	7,700	165,319
	Alpharma, Inc. Class A	12,472	273,137
*	Amedisys, Inc.	4,300	168,431
*	America Services Group, Inc.	2,900	46,139
*	American Dental Partners, Inc.	3,693	65,440
*	American Medical Systems Holdings, Inc.	13,760	236,810
	American Shared Hospital Services	1,100	6,765
*	AMERIGROUP Corp.	14,100	482,079
	AmerisourceBergen Corp.	26,900	1,237,131
*	Amgen, Inc.	29,200	2,073,200
*	AMICAS, Inc.	6,716	18,469
*	AMN Healthcare Services, Inc.	8,300	230,325
*	Amsurg Corp.	8,500	174,505
* #	Amylin Pharmaceuticals, Inc.	5,187	207,480
	Analogic Corp.	3,800	201,020
*	Anesiva, Inc.	7,610	50,378
*	Anika Therapeutics, Inc.	3,300	41,646
*	Antigenics, Inc.	2,200	4,664
*	AP Pharma, Inc.	1,000	1,080
	Applera Corp. - Applied Biosystems Group	7,300	266,012
*	Applera Corp. - Celera Genomics Group	21,994	315,614
*	Apria Healthcare Group, Inc.	10,600	264,682
*	Aradigm Corp.	500	600
*	Arcadia Resources, Inc.	28,700	76,055
* #	Arena Pharmaceuticals, Inc.	8,100	104,490
*	Ariad Pharmaceuticals, Inc.	6,000	32,220
*	Arqule, Inc.	12,300	62,238
*	Array BioPharma, Inc.	7,916	104,333
	Arrhythmia Research Technology, Inc.	790	20,856
	Arrow International, Inc.	11,672	407,820

31

		Shares	Value†

*	Arthrocare Corp.	5,544	$231,018
*	Aspect Medical Systems, Inc.	1,000	18,960
* #	AtheroGenics, Inc.	7,400	91,316
	Atrion Corp.	544	41,613
*	ATS Medical, Inc.	9,800	21,854
* #	AVANIR Pharmaceuticals Class A	1,675	4,774
*	Avant Immunotherapeutics, Inc.	1,600	2,336
*	AVI BioPharma, Inc.	10,948	39,741
*	Avigen, Inc.	7,940	48,275
	Bard (C.R.), Inc.	4,100	337,389
*	Barr Laboratories, Inc.	6,100	311,588
*	Barrier Therapeutics, Inc.	7,300	53,655
	Bausch & Lomb, Inc.	7,900	382,518
	Baxter International, Inc.	11,900	532,406
#	Beckman Coulter, Inc.	11,444	679,201
	Becton Dickinson & Co.	4,400	315,568
*	Bentley Pharmaceuticals, Inc.	5,544	50,949
*	Bioanalytical Systems, Inc.	1,315	7,232
* #	BioCryst Pharmaceuticals, Inc.	1,626	18,585
*	Bioenvision, Inc.	5,300	26,288
* #	Biogen Idec, Inc.	26,344	1,376,737
*	Bio-Imaging Technologies, Inc.	2,952	21,136
* #	BioLase Technology, Inc.	2,500	21,550
* #	BioMarin Pharmaceutical, Inc.	10,500	179,655
	Biomet, Inc.	9,344	353,297
*	Bio-Rad Laboratories, Inc. Class A	4,700	371,065
*	Bio-Rad Laboratories, Inc. Class B	844	66,997
*	Bio-Reference Laboratories, Inc.	1,800	43,758
*	BioSante Pharmaceuticals, Inc.	1,000	2,550
*	BioScrip, Inc.	4,992	16,374
*	Biosite, Inc.	4,700	229,454
*	BioSphere Medical, Inc.	2,377	16,235
*	Bioveris Corp.	7,622	73,247
*	Boston Scientific Corp.	5,000	79,100
*	Bovie Medical Corp.	1,600	11,840
*	Bradley Pharmaceuticals, Inc.	5,800	122,148
	Bristol-Myers Squibb Co.	49,000	1,216,670
*	Bruker BioSciences Corp.	18,443	142,564
*	BSD Medical Corp.	5,643	30,472
*	Caliper Life Sciences, Inc.	8,082	45,502
	Cambrex Corp.	2,400	52,968
*	Candela Corp.	6,600	87,120
*	Cantel Medical Corp.	5,272	73,597
*	Capital Senior Living Corp.	1,100	11,286
*	Caraco Pharmaceutical Laboratories, Ltd.	5,155	62,479
*	Cardiac Science Corp.	6,742	55,015
	Cardinal Health, Inc.	14,872	961,029
*	Cardiotech International, Inc.	1,686	3,456
	Caremark Rx, Inc.	14,572	689,256
*	Celgene Corp.	6,400	356,672
*	Cell Genesys, Inc.	7,800	30,264
* #	Cell Therapeutics, Inc.	900	1,638
*	Celsion Corp.	600	1,362
*	Centene Corp.	6,900	179,814
*	Cephalon, Inc.	3,800	284,468

32

		Shares	Value†

*	Cepheid, Inc.	13,800	$130,272
* #	Cerner Corp.	7,900	379,753
*	Cerus Corp.	4,744	36,908
*	Chad Therapeutics, Inc.	1,780	4,058
*	Charles River Laboratories International, Inc.	18,444	770,037
	Chemed Corp.	5,100	190,842
*	Cholestech Corp.	4,400	80,872
	Cigna Corp.	5,600	705,880
	CNS, Inc.	2,200	82,104
*	Collagenex Pharmaceuticals, Inc.	3,000	39,480
*	Columbia Laboratories, Inc.	5,963	25,760
*	Community Health Systems, Inc.	23,900	836,500
	Computer Programs & Systems, Inc.	1,300	46,800
*	Conceptus, Inc.	2,300	52,739
*	Conmed Corp.	7,900	174,827
*	Connetics Corp.	4,700	81,592
* #	Conor Medsystems, Inc.	300	9,696
#	Cooper Companies, Inc.	12,900	696,213
*	Cortex Pharmaceuticals, Inc.	4,000	5,680
*	Corvel Corp.	2,074	118,757
*	Cotherix, Inc.	200	2,670
* #	Covance, Inc.	3,700	221,519
*	Coventry Health Care, Inc.	20,444	983,970
*	Critical Therapeutics, Inc.	4,688	9,142
*	Criticare Systems, Inc.	3,556	11,024
*	Cross Country Healthcare, Inc.	9,072	180,079
*	CryoCor, Inc.	2,700	7,236
*	CryoLife, Inc.	6,800	44,948
*	Cubist Pharmaceuticals, Inc.	6,700	136,412
*	CuraGen Corp.	7,600	33,288
*	Curis, Inc.	4,000	6,160
*	Cutera, Inc.	3,100	87,234
*	CV Therapeutics, Inc.	1,700	20,366
* #	Cyberonics, Inc.	1,100	26,840
*	Cypress Bioscience, Inc.	9,500	82,270
*	Cytogen Corp.	4,300	10,535
*	Cytomedix, Inc.	2,600	2,574
*	Cytyc Corp.	13,000	340,860
	Dade Behring Holdings, Inc.	9,888	374,360
	Datascope Corp.	4,429	150,055
*	DaVita, Inc.	4,272	227,313
*	Daxor Corp.	1,222	17,841
* #	Dendreon Corp.	19,810	85,183
*	Dendrite International, Inc.	7,300	76,650
	Dentsply International, Inc.	6,400	204,352
*	DepoMed, Inc.	6,244	21,105
*	Digene Corp.	2,800	143,080
*	Dionex Corp.	2,600	149,526
*	Diversa Corp.	5,700	64,866
*	DJO, Inc.	5,100	216,852
* #	DOV Pharmaceutical, Inc.	400	92
*	Durect Corp.	2,200	10,296
* #	DUSA Pharmaceuticals, Inc.	2,200	11,880
* #	Dyadic International, Inc.	3,600	21,960
*	Dyax Corp.	6,500	20,670

33

		Shares	Value†

*	Dynavax Technologies Corp.	6,224	$58,443
*	Eclipsys Corp.	6,300	133,371
*	Edwards Lifesciences Corp.	6,700	307,128
#	Eli Lilly & Co.	20,700	1,109,313
*	Elite Pharmaceuticals, Inc.	3,915	8,339
*	Embrex, Inc.	1,200	19,980
* #	Emdeon Corp.	52,634	623,713
*	Emeritus Corp.	3,400	79,390
* #	Emisphere Technologies, Inc.	4,400	23,892
*	Encision, Inc.	900	2,709
* #	Encysive Pharmaceuticals, Inc.	11,100	67,044
*	Endo Pharmaceuticals Holdings, Inc.	6,500	176,215
*	Endologix, Inc.	11,784	43,129
*	Enpath Medical, Inc.	2,211	25,802
*	Entremed, Inc.	4,300	8,557
* #	Enzo Biochem, Inc.	7,300	111,690
*	Enzon Pharmaceuticals, Inc.	8,416	70,105
*	EPIX Pharmaceuticals, Inc.	3,433	15,826
*	eResearch Technology, Inc.	2,400	15,408
*	etrials Worldwide, Inc.	2,272	8,974
*	ev3, Inc.	15,233	252,715
*	Exact Sciences Corp.	5,100	11,067
*	Exactech, Inc.	3,238	45,397
*	Exelixis, Inc.	10,600	91,372
* #	Express Scripts, Inc.	5,600	381,920
*	E-Z-EM, Inc.	1,600	26,688
*	Five Star Quality Care, Inc.	8,800	89,496
*	Forest Laboratories, Inc.	6,600	321,420
*	Gene Logic, Inc.	1,700	2,550
*	Genentech, Inc.	19,300	1,577,775
*	Genesis HealthCare Corp.	5,700	263,910
* #	Genitope Corp.	5,378	19,253
*	Gen-Probe, Inc.	4,100	199,834
*	Gentiva Health Services, Inc.	7,600	121,904
*	GenVec, Inc.	3,700	4,921
*	Genzyme Corp.	10,316	664,350
* #	Geron Corp.	17,601	139,576
*	Gilead Sciences, Inc.	8,387	552,871
*	Greatbatch, Inc.	6,072	157,933
*	GTx, Inc.	221	3,408
*	Haemonetics Corp.	7,100	321,488
*	Halozyme Therapeutics, Inc.	9,234	26,686
* #	Hana Biosciences, Inc.	7,200	49,680
*	Hanger Orthopedic Group, Inc.	1,100	7,700
*	Harvard Bioscience, Inc.	10,473	48,071
	Health Management Associates, Inc.	32,000	656,000
*	Health Net, Inc.	14,180	654,265
*	HealthExtras, Inc.	3,577	76,476
*	HealthStream, Inc.	7,000	27,650
*	HealthTronics, Inc.	8,200	55,104
*	Healthways, Inc.	4,100	188,477
*	Hemispherx Biopharma, Inc.	9,257	18,421
	Hillenbrand Indutries, Inc.	12,100	700,106
*	Hi-Tech Pharmacal Co., Inc.	1,600	22,800
*	HMS Holdings Corp.	5,948	82,380

34

		Shares	Value†

* #	Hollis-Eden Pharmaceuticals, Inc.	7,000	$38,430
*	Hologic, Inc.	3,800	190,114
	Hooper Holmes, Inc.	22,100	74,256
*	Horizon Health Corp.	3,300	52,800
*	Hospira, Inc.	6,472	212,282
* #	Human Genome Sciences, Inc.	20,500	256,660
*	Humana, Inc.	9,100	492,310
* #	ICOS Corp.	9,800	316,442
*	ICU Medical, Inc.	3,900	157,599
*	Idenix Pharmaceuticals, Inc.	370	3,478
*	Idera Pharmaceuticals, Inc.	1,699	8,495
*	IDEXX Laboratories, Inc.	2,287	193,595
*	IDM Pharma, Inc.	2,810	9,217
*	I-Flow Corp.	3,644	52,583
* #	Illumina, Inc.	6,000	231,180
*	ImClone Systems, Inc.	10,400	310,960
*	Immtech International, Inc.	1,800	11,862
*	Immucor, Inc.	8,600	231,340
*	Immunicon Corp.	8,500	31,025
*	ImmunoGen, Inc.	12,300	67,527
* #	Immunomedics, Inc.	3,100	7,905
* #	Implant Sciences Corp.	2,800	6,832
	IMS Health, Inc.	8,500	233,495
*	Incyte Corp.	16,000	83,840
*	Indevus Pharmaceuticals, Inc.	10,771	81,213
*	Infinity Pharmaceuticals, Inc.	5,601	78,918
*	Inhibitex, Inc.	200	348
*	Inovio Biomedical Corp.	5,500	16,390
*	Insmed, Inc.	2,600	4,420
*	Inspire Pharmaceuticals, Inc.	14,232	67,744
*	Integra LifeSciences Holdings	5,700	236,037
*	IntegraMed America, Inc.	1,761	23,597
*	Interleukin Genetics, Inc.	4,831	28,696
*	InterMune, Inc.	6,100	130,540
*	IntraLase Corp.	500	10,500
* #	Introgen Therapeutics, Inc.	5,100	22,797
* #	Intuitive Surgical, Inc.	2,900	294,698
	Invacare Corp.	4,800	112,272
*	Inventiv Health, Inc.	7,400	224,294
*	Inverness Medical Innovations, Inc.	8,942	348,827
*	Invitrogen Corp.	14,485	796,965
*	Iomed, Inc.	900	2,160
*	Iridex Corp.	2,386	27,153
* #	IRIS International, Inc.	2,132	19,145
*	Isis Pharmaceuticals, Inc.	11,100	113,331
*	Isolagen, Inc.	6,612	19,373
*	Ista Pharmaceuticals, Inc.	3,000	19,230
*	I-Trax, Inc.	10,304	29,985
*	IVAX Diagnostics, Inc.	1,200	1,680
*	Javelin Pharmaceuticals, Inc.	11,100	42,735
	Johnson & Johnson	72,800	4,798,248
*	Kendle International, Inc.	3,900	136,617
*	Kensey Nash Corp.	2,900	88,972
*	Keryx Biopharmaceuticals, Inc.	9,100	125,580
	Kewaunee Scientific Corp.	600	5,424

35

		Shares	Value†

*	Kindred Healthcare, Inc.	11,500	$295,780
*	Kinetic Concepts, Inc.	5,200	188,760
*	King Pharmaceuticals, Inc.	30,900	510,777
*	Kos Pharmaceuticals, Inc.	7,200	559,656
*	Kosan Biosciences, Inc.	9,532	50,520
*	K-V Pharmaceutical Co. Class A	6,300	153,090
*	K-V Pharmaceutical Co. Class B	2,058	50,730
* #	Kyphon, Inc.	5,600	189,112
*	La Jolla Pharmaceutical Co.	10,500	34,860
*	Laboratory Corp. of America Holdings	7,400	523,920
	Landauer, Inc.	900	48,951
*	Langer, Inc.	2,300	9,913
*	Lannet Co., Inc.	5,134	34,449
#	LCA-Vision, Inc.	4,100	144,320
*	Lexicon Genetics, Inc.	19,300	71,603
* #	Lifecell Corp.	4,000	87,240
*	Lifecore Biomedical, Inc.	4,072	70,405
*	LifePoint Hospitals, Inc.	15,000	520,650
*	Lincare Holdings, Inc.	21,072	793,782
* #	Lipid Sciences, Inc.	200	342
*	Luminex Corp.	3,800	48,678
*	Magellan Health Services, Inc.	10,100	444,198
* #	Mannkind Corp.	6,000	98,400
	Manor Care, Inc.	6,200	294,624
*	Martek Biosciences Corp.	9,534	233,583
*	Matria Healthcare, Inc.	2,600	76,050
*	Matrixx Initiatives, Inc.	2,687	52,558
*	Maxygen, Inc.	10,600	94,340
	McKesson Corp.	15,100	745,940
* #	Medarex, Inc.	26,300	354,787
*	MedCath Corp.	5,600	144,928
*	Medco Health Solutions, Inc.	25,144	1,262,480
*	Medical Action Industries, Inc.	3,137	98,565
*	Medical Staffing Network Holdings, Inc.	10,419	60,951
	Medicis Pharmaceutical Corp. Class A	9,500	350,360
*	Medimmune, Inc.	5,544	181,233
*	MEDTOX Scientific, Inc.	2,618	34,636
	Medtronic, Inc.	18,500	964,405
*	Memory Pharmaceuticals Corp.	2,300	5,750
*	Memry Corp.	8,900	20,826
	Mentor Corp.	3,150	157,343
	Merck & Co., Inc.	54,200	2,412,442
*	Merge Technologies, Inc.	2,600	15,834
	Meridian Bioscience, Inc.	2,000	48,660
*	Merit Medical Systems, Inc.	7,100	113,671
*	Metabasis Therapeutics, Inc.	6,100	46,055
*	Metropolitan Health Networks, Inc.	16,400	45,100
*	MGI Pharma, Inc.	9,400	178,318
* #	MicroIslet, Inc.	1,000	1,210
*	Micromet, Inc.	7,100	13,561
*	Microtek Medical Holdings, Inc.	15,014	60,206
*	Millennium Pharmaceuticals, Inc.	83,792	942,660
* #	Millipore Corp.	5,400	369,414
*	Minrad International, Inc.	12,136	61,530
*	Molecular Devices Corp.	4,700	99,217

36

		Shares	Value†

*	Molina Healthcare, Inc.	8,044	$273,416
* #	Momenta Pharmaceuticals, Inc.	300	5,199
*	Monogram Biosciences, Inc.	3,600	6,048
*	MTS Medication Technologies	1,600	14,240
*	Myriad Genetics, Inc.	8,300	252,320
*	Nabi Biopharmaceuticals	15,232	107,538
*	Nanogen, Inc.	14,500	29,435
*	Nastech Pharmaceutical Co., Inc.	2,800	52,192
*	National Dentex Corp.	1,812	32,344
	National Healthcare Corp.	3,070	169,618
	National Home Health Care Corp.	1,300	14,794
*	National Medical Health Card Systems, Inc.	700	7,063
	National Research Corp.	1,246	31,050
*	Natus Medical, Inc.	2,700	43,902
* #	Nektar Therapeutics	11,300	186,563
*	Neogen Corp.	2,730	55,501
* #	Neopharm, Inc.	1,544	11,287
*	Neose Technologies, Inc.	9,100	22,568
*	Neurocrine Biosciences, Inc.	5,100	47,124
*	Neurogen Corp.	10,243	55,415
* #	Neurometric, Inc.	1,600	29,200
*	New Brunswick Scientific Co., Inc.	1,926	15,408
* #	New River Pharmaceuticals, Inc.	3,262	160,099
*	NitroMed, Inc.	700	1,512
*	NMT Medical, Inc.	3,762	54,737
* #	Northfield Laboratories, Inc.	4,700	72,098
*	NovaMed, Inc.	7,164	50,076
*	Novavax, Inc.	18,596	92,980
*	Noven Pharmaceuticals, Inc.	6,100	144,631
*	NPS Pharmaceuticals, Inc.	3,400	17,408
*	Nutraceutical International Corp.	3,850	58,366
*	NuVasive, Inc.	7,000	161,000
*	Nuvelo, Inc.	6,300	121,023
* #	Occulogix, Inc.	400	744
*	Odyssey Healthcare, Inc.	9,000	111,420
#	Omnicare, Inc.	20,267	804,397
*	Omnicell, Inc.	3,362	63,206
*	Onyx Pharmaceuticals, Inc.	3,900	68,250
	Option Care, Inc.	9,600	135,168
*	OraSure Technologies, Inc.	11,888	102,356
* #	Orchid Cellmark, Inc.	1,800	5,796
*	Orthologic Corp.	2,952	4,015
*	Oscient Pharmaceuticals Corp.	263	1,552
* #	OSI Pharmaceuticals, Inc.	9,700	355,796
*	Osteotech, Inc.	5,100	28,713
	Owens & Minor, Inc.	10,344	320,974
*	Oxigene, Inc.	8,200	39,196
*	Pain Therapeutics, Inc.	3,500	29,960
* #	PainCare Holdings, Inc.	4,800	4,848
*	Palatin Technologies, Inc.	8,500	17,765
*	Palomar Medical Technologies, Inc.	2,200	109,890
*	Panacos Pharmaceuticals, Inc.	6,000	38,880
*	Par Pharmaceutical Companies, Inc.	4,900	96,628
*	Parexel International Corp.	8,600	238,822
*	Patterson Companies, Inc.	5,400	200,394

37

		Shares	Value†

*	PDI, Inc.	4,600	$46,920
* #	PDL BioPharma, Inc.	6,772	153,792
*	Pediatric Services of America, Inc.	600	7,596
*	Pediatrix Medical Group, Inc.	9,960	479,574
* #	Penwest Pharmaceuticals Co.	1,840	31,630
	PerkinElmer, Inc.	34,044	737,733
	Perrigo Co.	26,464	443,272
*	Per-Se Technologies, Inc.	7,000	192,990
	Pfizer, Inc.	384,597	10,572,572
	Pharmaceutical Products Development Service, Inc.	8,700	274,833
*	Pharmacopia Drug Discovery, Inc.	4,811	19,725
* #	Pharmacyclics, Inc.	5,800	32,770
*	Pharmanet Development Group, Inc.	5,400	122,904
*	Pharmion Corp.	9,100	225,316
* #	PhotoMedex, Inc.	900	972
	PolyMedica Corp.	4,600	182,022
*	Possis Medical, Inc.	5,376	66,232
*	Pozen, Inc.	1,900	31,217
*	PRA International	390	11,294
*	PRAECIS Pharmaceuticals, Inc.	1,400	2,730
*	Progenics Pharmaceuticals, Inc.	3,400	93,092
*	Prospect Medical Holdings, Inc.	2,320	13,804
*	Providence Service Corp.	3,600	96,156
*	ProxyMed, Inc.	4,767	22,882
*	PSS World Medical, Inc.	14,200	297,348
	Psychemedics Corp.	610	10,858
*	Psychiatric Solutions, Inc.	13,000	473,070
* #	QuadraMed Corp.	8,901	25,724
	Quest Diagnostics, Inc.	8,044	427,699
*	Questcor Pharmaceuticals, Inc.	4,260	5,197
*	Quidel Corp.	5,900	80,299
*	Quigley Corp.	2,992	22,739
*	Radiation Therapy Services, Inc.	2,768	90,956
*	RadNet, Inc.	600	2,976
*	Regeneration Technologies, Inc.	8,732	52,130
*	Regeneron Pharmaceuticals, Inc.	6,822	146,741
* #	RegeneRx Biopharmaceuticals, Inc.	1,200	3,180
*	RehabCare Group, Inc.	5,800	72,674
* #	Renovis, Inc.	5,465	17,488
*	Repligen Corp.	7,368	21,515
*	Res-Care, Inc.	7,928	145,796
*	ResMed, Inc.	7,600	380,000
*	Respironics, Inc.	8,400	302,904
*	Retractable Technologies, Inc.	7,725	21,476
*	Rigel Pharmaceuticals, Inc.	7,500	82,425
*	Rita Medical Systems, Inc.	9,588	42,571
*	Rochester Medical Corp.	1,956	22,494
*	Salix Pharmaceuticals, Ltd.	11,200	157,360
*	Sangamo BioSciences, Inc.	9,866	78,040
* #	Santarus, Inc.	4,250	31,918
* #	Savient Pharmaceuticals, Inc.	15,004	175,097
*	Schein (Henry), Inc.	10,672	549,928
	Schering-Plough Corp.	34,948	769,205
*	SciClone Pharmaceuticals, Inc.	14,800	36,704
*	Sciele Pharma, Inc.	9,900	223,839

38

		Shares	Value†

*	SCOLR Pharma, Inc.	4,500	$22,230
*	Seattle Genetics, Inc.	13,922	76,432
*	Senomyx, Inc.	3,200	43,072
* #	Sepracor, Inc.	4,344	242,439
*	Sequenom, Inc.	9,200	49,036
*	SeraCare Life Sciences, Inc.	400	2,440
*	Sierra Health Services, Inc.	6,800	238,340
*	Signalife, Inc.	1,200	1,800
*	Sirna Therapeutics, Inc.	5,300	68,264
	Sirona Dental Systems, Inc.	11,700	432,432
*	Solexa, Inc.	9,200	112,792
*	Sonic Innovations, Inc.	7,707	40,462
*	SonoSite, Inc.	4,400	140,580
*	Sonus Pharmaceuticals, Inc.	200	1,170
	Span-American Medical System, Inc.	700	9,800
*	Spectranetics Corp.	8,200	89,380
*	Spectrum Pharmaceuticals, Inc.	6,800	35,700
*	SRI/Surgical Express, Inc.	1,095	4,654
*	St. Jude Medical, Inc.	9,300	346,611
*	Staar Surgical Co.	4,200	29,442
* #	Stereotaxis, Inc.	300	2,973
	Steris Corp.	18,772	483,191
	Stratagene Corp.	2,726	19,954
*	Strategic Diagnostics, Inc.	6,008	20,307
	Stryker Corp.	7,500	388,950
*	Sun Healthcare Group, Inc.	3,700	37,333
*	Sunrise Senior Living, Inc.	8,272	263,877
*	SuperGen, Inc.	14,600	69,350
* #	SurModics, Inc.	3,400	114,852
*	Symbion, Inc.	6,324	112,251
*	Symmetry Medical, Inc.	500	6,795
*	Synovis Life Technologies, Inc.	4,000	33,000
*	Tanox, Inc.	6,200	121,706
*	Techne Corp.	3,172	170,558
* #	Telik, Inc.	6,272	106,687
*	Tenet Healthcare Corp.	58,000	411,220
*	The Medicines Co.	6,100	174,155
*	Theragenics Corp.	11,165	37,403
* #	Thermo Fisher Scientific, Inc.	37,500	1,643,625
*	Third Wave Technologies, Inc.	7,900	39,184
*	Thoratec Corp.	15,000	220,950
*	Threshold Pharmaceuticals, Inc.	48	138
*	Titan Pharmaceuticals, Inc.	6,374	13,640
*	Triad Hospitals, Inc.	23,000	977,960
*	Trimeris, Inc.	1,500	17,265
*	TriPath Imaging, Inc.	7,500	69,075
*	Tripos, Inc.	700	511
*	TriZetto Group, Inc.	7,300	126,217
*	Tutogen Medical, Inc.	1,815	12,052
*	U.S. Physical Therapy, Inc.	3,700	43,364
*	United Surgical Partners International, Inc.	8,700	221,415
* #	United Therapeutics Corp.	4,500	261,990
	UnitedHealth Group, Inc.	33,520	1,645,162
	Universal Health Services, Inc.	14,200	783,982
*	Urologix, Inc.	4,300	10,105

39

		Shares	Value†

	Utah Medical Products, Inc.	869	$29,529
	Valeant Pharmaceuticals International	18,400	308,936
*	Varian Medical Systems, Inc.	5,375	264,558
*	Varian, Inc.	8,000	352,640
*	Vascular Solutions, Inc.	2,000	14,400
*	VCA Antech, Inc.	6,500	209,560
*	Ventana Medical Systems, Inc.	4,800	202,032
*	Vertex Pharmaceuticals, Inc.	5,000	221,500
*	ViaCell, Inc.	400	1,980
*	Viasys Healthcare, Inc.	9,216	259,983
*	Vical, Inc.	10,300	66,229
*	ViroPharma, Inc.	18,700	288,167
*	VistaCare, Inc.	5,544	62,148
*	Vital Images, Inc.	2,500	80,675
	Vital Signs, Inc.	3,272	180,582
*	Vivus, Inc.	5,700	23,142
*	Waters Corp.	4,300	215,172
*	Watson Pharmaceuticals, Inc.	27,701	711,085
*	WellCare Health Plans, Inc.	3,800	245,366
*	WellPoint, Inc.	53,151	4,021,936
	West Pharmaceutical Services, Inc.	7,800	382,980
*	Wright Medical Group, Inc.	9,188	219,869
	Wyeth	24,572	1,186,336
*	Xenoport, Inc.	5,500	147,510
	Young Innovations, Inc.	2,500	89,250
*	Zevex International, Inc.	1,450	12,369
*	Zila, Inc.	12,668	33,824
*	Zimmer Holdings, Inc.	6,100	445,056
*	Zoll Medical Corp.	2,900	150,394
*	Zymogenetics, Inc.	14,000	219,940
Total Health Care			113,227,938

Industrials — (10.7%)
* #	3-D Systems Corp.	2,800	40,236
	3M Co.	18,100	1,474,426
	AAON, Inc.	3,100	86,552
*	AAR Corp.	1,500	39,885
*	Ablest, Inc.	500	3,178
	ABM Industries, Inc.	13,900	288,703
*	ABX Air, Inc.	14,700	93,051
* #	Acco Brands Corp.	14,400	365,616
*	Accuride Corp.	100	1,126
	Aceto Corp.	5,700	48,450
*	Active Power, Inc.	8,300	22,244
#	Actuant Corp.	6,500	351,390
	Acuity Brands, Inc.	6,600	347,622
	Adesa, Inc.	24,044	635,242
	Administaff, Inc.	3,200	134,656
*	Aerosonic Corp.	1,200	7,560
* #	AGCO Corp.	23,200	724,536
*	AirNet Systems, Inc.	600	1,836
* #	Airtran Holdings, Inc.	15,800	196,394
	Alamo Group, Inc.	3,157	72,737
*	Alaska Air Group, Inc.	11,500	472,995
	Albany International Corp. Class A	7,416	231,379

40

		Shares	Value†

	Alexander & Baldwin, Inc.	10,167	$448,873
* #	Alliant Techsystems, Inc.	2,700	208,737
*	Allied Defense Group, Inc.	1,244	21,521
* #	Allied Waste Industries, Inc.	65,700	833,076
*	Amerco, Inc.	5,600	486,360
	American Ecology Corp.	2,300	48,070
	American Power Conversion Corp.	25,800	783,030
*	American Reprographics Co.	300	9,378
* #	American Science & Engineering, Inc.	1,644	104,295
#	American Standard Companies, Inc.	7,500	336,075
* #	American Superconductor Corp.	8,900	93,539
#	American Woodmark Corp.	4,600	179,354
	Ameron International Corp.	500	37,605
	Ametek, Inc.	16,500	538,065
	Ampco-Pittsburgh Corp.	2,828	98,103
* #	AMR Corp.	8,500	271,660
#	Amrep Corp.	1,620	142,042
*	APAC Customer Services, Inc.	15,910	46,457
	Apogee Enterprises, Inc.	8,170	140,116
	Applied Industrial Technologies, Inc.	3,600	102,456
	Applied Signal Technologies, Inc.	2,572	40,740
	ARAMARK Corp.	1,700	56,695
* #	Argon ST, Inc.	6,118	138,695
	Arkansas Best Corp.	7,200	272,880
* #	Armor Holdings, Inc.	8,916	504,200
* #	Arotech Corp.	1,600	3,232
*	Astec Industries, Inc.	3,900	132,834
*	Astronics Corp.	1,344	23,251
* #	ASV, Inc.	5,300	79,182
*	Atlas Air Worldwide Holding, Inc.	6,300	266,868
*	Avalon Holding Corp. Class A	600	4,236
	Avery Dennison Corp.	4,200	283,374
	Avis Budget Group, Inc.	18,242	373,231
*	Axsys Technologies, Inc.	3,500	59,325
*	AZZ, Inc.	1,867	79,572
	Badger Meter, Inc.	3,800	98,686
*	Baker (Michael) Corp.	1,800	36,684
	Baldor Electric Co.	7,900	274,446
*	Baldwin Technology Co., Inc. Class A	5,300	26,924
	Banta Corp.	4,588	166,177
	Barnes Group, Inc.	14,800	310,060
	Barrett Business Services, Inc.	2,400	57,600
*	BE Aerospace, Inc.	18,900	495,369
*	Beacon Roofing Supply, Inc.	426	8,746
	Belden CDT, Inc.	12,089	481,263
*	Blount International, Inc.	4,200	49,350
	Boeing Co.	14,984	1,326,534
	Bowne & Co., Inc.	1,600	25,312
#	Brady Co. Class A	9,976	382,879
#	Briggs & Stratton Corp.	9,300	251,937
* #	BTU International, Inc.	1,900	18,126
#	Bucyrus International, Inc.	300	12,810
*	Builders FirstSource, Inc.	5,800	96,512
	Burlington Northern Santa Fe Corp.	30,700	2,307,412
#	C&D Technologies, Inc.	8,300	32,121

41

		Shares	Value†

#	C. H. Robinson Worldwide, Inc.	6,787	$298,628
* #	Capstone Turbine Corp.	8,200	11,152
#	Carlisle Companies, Inc.	5,800	474,962
	Cascade Corp.	3,600	188,640
*	Casella Waste Systems, Inc. Class A	7,391	80,636
	Caterpillar, Inc.	15,000	930,450
*	CBIZ, Inc.	19,594	137,158
	CDI Corp.	4,100	106,723
*	Celadon Group, Inc.	6,025	111,583
	Central Parking Corp.	600	10,956
*	Cenveo, Inc.	6,500	129,220
* #	Ceradyne, Inc.	4,200	221,844
	Champion Industries, Inc.	2,630	20,356
*	Channell Commercial Corp.	300	939
	Chase Corp.	886	20,161
	Chicago Rivet & Machine Co.	200	4,490
*	ChoicePoint, Inc.	15,200	559,056
	Cintas Corp.	9,000	379,800
	CIRCOR International, Inc.	700	25,725
	Clarcor, Inc.	13,700	452,237
*	Clean Harbors, Inc.	2,600	111,098
*	Columbus McKinnon Corp.	3,800	88,274
	Comfort Systems USA, Inc.	1,900	25,631
*	Commercial Vehicle Group, Inc.	6,200	145,080
*	Competitive Technologies, Inc.	2,100	5,565
*	Compudyne Corp.	2,356	15,526
	CompX International, Inc.	1,374	24,031
*	COMSYS IT Partners, Inc.	4,995	91,958
*	Consolidated Graphics, Inc.	3,900	228,150
* #	Continental Airlines, Inc.	14,100	573,024
	Con-way, Inc.	7,800	359,736
*	Copart, Inc.	12,400	374,604
*	Cornell Companies, Inc.	600	10,800
#	Corporate Executive Board Co.	2,500	236,550
*	Corrections Corporation of America	12,000	545,400
*	CoStar Group, Inc.	4,100	202,171
* #	Covanta Holding Corp.	31,528	696,138
*	CPI Aerostructures, Inc.	1,600	10,544
*	CRA International, Inc.	2,800	144,564
	Crane Co.	12,200	464,820
*	Cross (A.T.) Co. Class A	3,612	28,860
	CSX Corp.	37,200	1,333,992
	Cubic Corp.	7,700	170,940
	Cummins, Inc.	6,400	767,488
#	Curtiss-Wright Corp.	12,544	445,939
#	Danaher Corp.	7,100	519,152
	Deere & Co.	12,000	1,152,000
	Deluxe Corp.	4,700	115,714
*	Devcon International Corp.	800	5,096
*	DHB Industries, Inc.	600	1,572
	Diamond Management & Technology Consultants, Inc.	8,600	95,890
* #	Distributed Energy Systems Corp.	4,600	19,182
* #	Document Securities Systems, Inc.	728	7,644
*	Dollar Thrifty Automotive Group, Inc.	3,100	131,967
	Donaldson Co., Inc.	6,500	227,565

42

		Shares	Value†

	Donnelley (R.R.) & Sons Co.	37,800	$1,333,206
	Dover Corp.	26,244	1,320,073
	DRS Technologies, Inc.	10,457	520,131
*	Ducommun, Inc.	3,320	76,260
*	Dynamex, Inc.	3,400	78,370
#	Eagle Bulk Shipping, Inc.	10,400	173,576
	Eastern Co.	1,350	24,300
	Eaton Corp.	19,344	1,491,036
	Ecology & Environment, Inc. Class A	670	6,847
	EDO Corp.	5,700	125,001
*	EGL, Inc.	10,300	328,982
*	Electro Rent Corp.	7,732	116,367
	ElkCorp	4,600	165,370
*	EMCOR Group, Inc.	7,600	453,492
	Emerson Electric Co.	10,000	867,000
* #	Encore Wire Corp.	7,387	182,163
* #	Energy Conversion Devices, Inc.	6,400	244,352
*	EnerSys	13,807	230,301
*	ENGlobal Corp.	5,200	35,724
	Ennis, Inc.	7,372	168,155
*	EnPro Industries, Inc.	5,872	204,815
*	Environmental Tectonics Corp.	1,572	7,561
	Equifax, Inc.	5,200	197,548
*	ESCO Technologies, Inc.	6,200	274,660
	Espey Manufacturing & Electronics Corp.	400	7,100
*	Essex Corp.	4,300	102,383
*	Esterline Technologies Corp.	7,400	288,156
* #	Evergreen Solar, Inc.	6,000	55,440
	Expeditors International of Washington, Inc.	8,400	380,016
*	Exponent, Inc.	4,778	85,144
*	ExpressJet Holdings, Inc.	16,000	126,400
*	EXX, Inc. Class A	3,007	10,434
	Fastenal Co.	6,000	215,940
	Federal Signal Corp.	13,672	221,760
	FedEx Corp.	13,000	1,500,590
*	Fiberstars, Inc.	3,514	21,330
*	First Advantage Corp.	2,829	54,260
*	First Consulting Group, Inc.	7,604	94,594
*	Flanders Corp.	6,165	60,972
	Florida East Coast Industries, Inc.	7,600	455,012
*	Flow International Corp.	4,786	53,077
*	Flowserve Corp.	4,900	263,816
	Fluor Corp.	3,400	296,072
*	Fortune Industries, Inc.	2,100	8,820
	Forward Air Corp.	3,900	129,870
*	Foster (L.B.) Co. Class A	2,129	48,648
	Franklin Electric Co., Inc.	4,000	207,280
* #	Frontier Airlines Holdings, Inc.	1,900	15,580
	Frozen Food Express Industries, Inc.	2,400	20,400
*	FTI Consulting, Inc.	11,600	311,808
* #	FuelCell Energy, Inc.	14,800	96,496
	G & K Services, Inc. Class A	5,900	233,581
*	Gardner Denver Machinery, Inc.	13,874	530,542
#	GATX Corp.	13,372	617,519
*	Gehl Co.	3,700	100,122

43

		Shares	Value†

	Gencorp, Inc.	5,800	$80,098
*	General Cable Corp.	7,000	297,500
	General Dynamics Corp.	17,100	1,279,764
	General Electric Co.	434,736	15,337,486
*	Genesee & Wyoming, Inc.	11,028	296,212
*	Genlyte Group, Inc.	5,300	449,758
*	Global Power Equipment Group, Inc.	500	325
	Goodrich (B.F.) Co.	15,100	679,500
	Gorman-Rupp Co.	2,772	104,116
*	GP Strategies Corp.	5,128	40,050
	Graco, Inc.	5,387	225,015
*	Graftech International, Ltd.	20,200	136,350
	Graham Corp.	800	10,880
	Granite Construction, Inc.	8,300	428,280
	Greenbrier Companies, Inc.	3,300	122,001
*	Griffon Corp.	8,500	202,640
	Hardinge, Inc.	2,599	40,492
	Harland (John H.) Co.	6,000	257,280
	Harsco Corp.	8,400	655,452
*	Hawaiian Holdings, Inc.	8,780	41,003
	Healthcare Services Group, Inc.	7,300	182,500
	Heartland Express, Inc.	25,601	395,023
#	Heico Corp.	2,700	100,413
	Heico Corp. Class A	3,800	114,380
*	Heidrick & Struggles International, Inc.	4,300	179,912
*	Henry Bros. Electronics, Inc.	1,084	3,621
*	Herley Industries, Inc.	2,800	45,192
	Herman Miller, Inc.	5,188	182,151
* #	Hexcel Corp.	9,786	175,169
*	Hill International, Inc.	2,700	18,009
	Hi-Shear Technology Corp.	1,400	11,928
	HNI Corp.	3,200	149,888
	Honeywell International, Inc.	34,500	1,482,810
*	Hub Group, Inc. Class A	9,500	271,130
	Hubbell, Inc. Class A	1,700	83,300
	Hubbell, Inc. Class B	10,972	575,481
*	Hudson Highland Group, Inc.	1,800	32,130
#	Hunt (J.B.) Transport Services, Inc.	28,700	628,243
*	Hurco Companies, Inc.	2,000	51,500
*	Huttig Building Products, Inc.	4,534	23,622
*	ICT Group, Inc.	4,100	137,473
	IDEX Corp.	13,616	652,887
*	IHS, Inc.	11,315	419,221
*	II-VI, Inc.	5,800	149,756
	IKON Office Solutions, Inc.	33,700	544,929
#	Illinois Tool Works, Inc.	23,900	1,128,080
*	Industrial Distribution Group, Inc.	300	2,913
*	Infrasource Services, Inc.	10,575	228,526
*	Innotrac Corp.	3,300	10,560
*	Innovative Solutions & Support, Inc.	4,700	74,072
*	Insituform Technologies, Inc. Class A	7,600	195,472
* #	Integrated Alarm Services Group, Inc.	7,395	22,111
*	Integrated Electrical Services, Inc.	4,682	73,507
*	Interline Brands, Inc.	100	2,432
	International Aluminum Corp.	1,185	53,681

44

		Shares	Value†

*	International Shipholding Corp.	1,667	$21,671
	Interpool, Inc.	8,270	195,255
*	Intersections, Inc.	5,600	57,232
* #	Ionatron, Inc.	4,600	17,894
	ITT Industries, Inc.	22,516	1,214,738
*	Jacobs Engineering Group, Inc.	2,200	184,514
*	Jacuzzi Brands, Inc.	17,818	223,260
*	JetBlue Airways Corp.	50,250	686,415
	JLG Industries, Inc.	14,900	415,859
#	Joy Global, Inc.	3,539	155,362
*	K&F Industries Holdings, Inc.	11,400	237,462
*	Kadant, Inc.	600	14,184
	Kaman Corp. Class A	1,100	25,432
*	Kansas City Southern	20,544	555,715
#	Kaydon Corp.	7,444	297,388
	Kelly Services, Inc. Class A	9,316	271,468
	Kelly Services, Inc. Class B	932	28,407
*	Kenexa Corp.	4,900	151,165
	Kennametal, Inc.	9,887	603,898
*	Key Technology, Inc.	1,828	24,623
*	Kforce, Inc.	11,734	156,180
* #	Kirby Corp.	14,000	504,560
#	Knight Transportation, Inc.	21,900	385,878
	Knoll, Inc.	200	4,162
*	Korn/Ferry International	11,200	261,072
*	K-Tron International, Inc.	800	53,560
	L-3 Communications Holdings, Inc.	16,000	1,316,000
*	LaBarge, Inc.	3,059	42,459
*	Labor Ready, Inc.	10,384	196,465
*	Ladish Co., Inc.	3,500	118,090
	Laidlaw International, Inc.	22,244	646,188
	Landstar Systems, Inc.	4,500	202,680
	Lawson Products, Inc.	2,406	120,853
*	Layne Christensen Co.	4,500	138,555
*	Learning Tree International, Inc.	3,400	31,008
*	LECG Corp.	7,100	129,859
	Lennox International, Inc.	14,400	421,056
*	LGL Group, Inc.	400	3,000
	Lincoln Electric Holdings, Inc.	9,600	584,160
	Lindsay Manufacturer Co.	2,900	99,905
*	LMI Aerospace, Inc.	3,487	59,732
	Lockheed Martin Corp.	8,400	759,780
	LSI Industries, Inc.	5,900	100,831
*	Lydall, Inc.	900	9,450
*	M&F Worldwide Corp.	1,000	16,410
*	Mac-Gray Corp.	4,160	45,552
*	Magnetek, Inc.	2,400	13,152
*	MAIR Holdings, Inc.	400	2,284
	Manpower, Inc.	11,200	795,200
*	Marten Transport, Ltd.	5,450	99,790
#	Masco Corp.	51,600	1,480,404
	McGrath Rentcorp.	6,911	217,697
*	Media Sciences International, Inc.	1,600	9,792
* #	Medialink Worldwide, Inc.	1,766	9,166
* #	Medis Technologies, Ltd.	4,000	80,800

45

		Shares	Value†

*	Merrimac Industries, Inc.	873	$8,774
*	Mesa Air Group, Inc.	7,887	64,437
	Met-Pro Corp.	3,176	45,036
*	MFRI, Inc.	1,701	34,922
*	Microvision, Inc.	700	1,827
*	Middleby Corp.	900	91,350
* #	Midwest Air Group, Inc.	1,800	14,904
*	Miller Industries, Inc.	2,344	52,342
	Mine Safety Appliances Co.	9,816	354,456
*	Misonix, Inc.	1,400	5,656
*	Mobile Mini, Inc.	10,200	280,092
*	Modtech Holdings, Inc.	6,000	29,400
*	Monster Worldwide, Inc.	4,800	209,520
*	Moog, Inc. Class A	10,800	395,064
*	Moog, Inc. Class B	1,200	43,704
	MSC Industrial Direct Co., Inc. Class A	3,900	151,749
*	MTC Technologies, Inc.	4,130	107,752
	Mueller Industries, Inc.	10,916	372,236
	Multi-Color Corp.	1,928	65,012
	NACCO Industries, Inc. Class A	2,100	313,215
*	Nashua Corp.	1,703	12,440
*	National Technical Systems, Inc.	3,263	21,699
* #	Navigant Consulting, Inc.	15,224	290,017
*	Navistar International Corp.	14,000	447,860
*	NCI Building Systems, Inc.	5,800	320,044
	Nordson Corp.	5,400	260,766
	Norfolk Southern Corp.	33,900	1,669,575
*	North America Galvanizing & Coatings, Inc.	1,890	9,979
	Northrop Grumman Corp.	29,500	1,974,435
*	NuCo2, Inc.	4,000	99,880
*	Odyssey Marine Exploration, Inc.	5,700	18,069
*	Old Dominion Freight Line, Inc.	10,050	269,441
*	Omega Flex, Inc.	1,700	34,340
*	On Assignment, Inc.	7,600	82,992
*	Orbital Sciences Corp.	14,975	271,347
	Oshkosh Truck Corp. Class B	13,200	633,732
*	P.A.M. Transportation Services, Inc.	3,286	78,831
	Paccar, Inc.	9,216	601,805
	Pall Corp.	17,100	536,769
*	Paragon Technologies, Inc.	900	5,292
	Parker Hannifin Corp.	15,687	1,309,551
*	Park-Ohio Holdings Corp.	2,500	41,675
*	Patrick Industries, Inc.	1,335	16,300
*	Patriot Transportation Holding, Inc.	968	89,046
*	Peerless Manufacturing Co.	600	15,000
*	Pemco Aviation Group, Inc.	100	869
	Pentair, Inc.	19,700	627,642
*	Perini Corp.	6,988	227,250
*	PHH Corp.	15,372	442,406
*	Pinnacle Airlines Corp.	6,600	64,878
	Pitney Bowes, Inc.	16,944	780,949
* #	Plug Power, Inc.	24,800	100,688
*	Powell Industries, Inc.	3,500	83,545
*	Power-One, Inc.	23,375	171,105
	Precision Castparts Corp.	5,600	422,576

46

		Shares	Value†

	Preformed Line Products Co.	1,688	$54,641
	Providence & Worcester Railroad Co.	1,170	23,693
#	PW Eagle, Inc.	3,000	102,420
*	Quality Distribution, Inc.	3,700	49,358
* #	Quanta Services, Inc.	23,400	428,922
	Quixote Corp.	1,768	34,016
*	RailAmerica, Inc.	1,700	27,115
	Raven Industries, Inc.	2,500	69,775
	Raytheon Co.	37,644	1,921,350
*	RCM Technologies, Inc.	2,160	13,327
	Regal-Beloit Corp.	8,900	455,057
*	Republic Airways Holdings, Inc.	11,814	204,028
	Republic Services, Inc.	16,972	703,999
*	Resources Connection, Inc.	8,300	240,949
	Robbins & Myers, Inc.	800	34,232
	Robert Half International, Inc.	7,100	273,989
	Rockwell Automation, Inc.	6,900	449,052
	Rockwell Collins, Inc.	6,700	404,211
	Rollins, Inc.	8,400	184,044
#	Roper Industries, Inc.	10,500	538,755
*	Rush Enterprises, Inc. Class A	4,972	90,391
*	Rush Enterprises, Inc. Class B	2,200	37,158
	Ryder System, Inc.	16,378	854,440
*	Saia, Inc.	700	17,353
	Schawk, Inc.	4,600	88,182
*	School Specialty, Inc.	6,500	240,825
*	Sequa Corp. Class A	2,300	261,855
*	Sequa Corp. Class B	976	111,264
	Servidyne, Inc.	610	2,489
*	Servotronics, Inc.	300	2,430
*	Shaw Group, Inc.	16,292	486,968
*	SIFCO Industries, Inc.	1,335	8,611
#	Simpson Manufacturing Co., Inc.	9,700	300,409
*	Sirva, Inc.	16,800	63,840
*	Sitel Corp.	17,401	71,866
	Skywest, Inc.	18,272	461,185
*	SL Industries, Inc.	1,794	28,704
	Smith (A.O.) Corp.	6,500	232,635
	Southwest Airlines Co.	134,407	2,111,534
*	Sparton Corp.	2,549	22,176
*	Spherion Corp.	2,900	20,880
*	Spherix, Inc.	1,249	2,535
* #	Spire Corp.	700	5,705
	SPX Corp.	14,744	901,006
*	Standard Parking Corp.	1,157	43,758
	Standard Register Co.	7,100	88,395
	Standex International Corp.	3,700	110,001
*	Stantec, Inc.	80	1,650
	Starrett (L.S.) Co. Class A	1,803	28,145
	Steelcase, Inc. Class A	20,475	362,408
*	Stericycle, Inc.	3,470	251,297
*	Sterling Construction Co., Inc.	3,400	81,770
*	Strategic Distribution, Inc.	759	8,911
	Sun Hydraulics, Inc.	3,300	69,036
*	Superior Essex, Inc.	5,887	208,400

47

		Shares	Value†

	Supreme Industries, Inc.	2,845	$18,549
*	Swift Transportation Co., Inc.	19,075	541,158
	Synagro Techonologies, Inc.	21,365	96,783
	Sypris Solutions, Inc.	830	6,192
*	SYS	4,800	10,848
*	Target Logistics, Inc.	5,500	14,025
*	Taser International, Inc.	7,900	66,992
	TB Wood’s Corp.	300	5,130
*	Team, Inc.	2,744	84,652
	Tech/Ops Sevcon, Inc.	844	5,967
	Technology Research Corp.	1,400	5,698
	Tecumseh Products Co. Class A	2,700	43,767
*	Tecumseh Products Co. Class B	1,000	15,900
*	Teledyne Technologies, Inc.	8,300	333,660
	Teleflex, Inc.	10,472	676,805
* #	TeleTech Holdings, Inc.	13,560	306,185
	Tennant Co.	5,000	145,250
* #	Terex Corp.	10,500	588,210
*	Tetra Tech, Inc.	15,000	261,750
#	Textron, Inc.	15,300	1,490,985
*	The Advisory Board Co.	2,200	122,034
	The Brink’s Co.	7,500	421,050
* #	The Dun & Bradstreet Corp.	2,516	206,866
*	The Geo Group, Inc.	4,800	180,288
*	The Lamson & Sessions Co.	4,500	96,750
	The Manitowoc Co., Inc.	4,800	289,152
*	Thomas & Betts Corp.	11,900	617,253
	Timken Co.	25,444	756,705
#	Titan International, Inc.	5,700	108,357
	Todd Shipyards Corp.	1,148	19,126
	Toro Co.	6,300	282,870
*	TRC Companies, Inc.	5,822	55,600
	Tredegar Industries, Inc.	10,900	216,801
* #	Trex Co., Inc.	4,200	95,130
	Trinity Industries, Inc.	21,383	808,277
	Triumph Group, Inc.	800	42,448
*	TRM Corp.	3,400	4,896
*	Tufco Technologies, Inc.	1,100	7,260
* #	TurboChef Technologies, Inc.	2,600	37,674
	Twin Disc, Inc.	1,970	69,521
*	U.S. Home Systems, Inc.	2,200	21,714
*	U.S. Xpress Enterprises, Inc. Class A	3,927	68,448
*	UAL Corp.	12,900	523,482
	UAP Holding Corp.	8,091	194,265
*	Ultralife Batteries, Inc.	4,472	46,017
	Union Pacific Corp.	23,000	2,081,960
	United Industrial Corp.	1,700	83,113
	United Parcel Service, Inc.	16,200	1,262,304
*	United Rentals, Inc.	21,079	528,240
*	United Stationers, Inc.	8,700	403,506
	United Technologies Corp.	24,620	1,588,729
	Universal Forest Products, Inc.	5,200	242,528
*	Universal Security Instruments, Inc.	533	13,666
*	UQM Technologies, Inc.	1,740	5,220
*	URS Corp.	13,544	598,103

48

		Shares	Value†

*	US Airways Group, Inc.	3,688	$209,331
*	USA Truck, Inc.	400	7,708
*	USG Corp.	3,100	172,763
	Valley National Gases, Inc.	1,966	51,529
	Valmont Industries, Inc.	4,400	260,700
*	Valpey Fisher Corp.	700	2,412
*	Versar, Inc.	2,300	9,062
	Viad Corp.	6,300	247,653
	Vicor Corp.	6,157	75,485
*	Volt Information Sciences, Inc.	400	18,664
	VSE Corp.	439	15,194
#	W.W. Grainger, Inc.	10,672	772,226
	Wabash National Corp.	5,672	83,378
	Wabtec Corp.	11,800	387,630
#	Walter Industries, Inc.	6,200	298,158
*	Washington Group International, Inc.	8,500	499,630
*	Waste Connections, Inc.	12,200	492,270
	Waste Industries USA, Inc.	3,900	117,156
	Waste Management, Inc.	22,588	826,947
	Watsco, Inc. Class A	4,600	237,728
	Watsco, Inc. Class B	796	41,456
	Watson Wyatt & Co. Holdings	9,000	417,600
	Watts Water Technologies, Inc.	7,100	295,573
	Werner Enterprises, Inc.	22,144	412,986
*	WESCO International, Inc.	3,400	227,460
*	Westaff, Inc.	4,380	20,411
*	Willis Lease Finance Corp.	2,514	25,140
*	Wolverine Tube, Inc.	4,708	5,320
	Woodward Governor Co.	8,900	339,891
*	World Air Holdings, Inc.	592	5,038
*	Xanser Corp.	10,418	54,278
*	YRC Worldwide, Inc.	15,600	604,500
Total Industrials			144,328,140

Information Technology — (12.0%)
*	24/7 Real Media, Inc.	11,800	102,896
*	3Com Corp.	107,119	448,829
*	Acacia Research-Acacia Technologies	6,100	84,973
* #	Access Integrated Technologies, Inc.	4,767	42,665
*	Actel Corp.	7,772	145,026
*	ActivIdentity Corp.	14,800	74,592
* #	Activision, Inc.	32,800	559,240
*	Actuate Corp.	14,957	80,917
	Acxiom Corp.	19,500	485,940
*	Adaptec, Inc.	42,663	186,011
*	ADC Telecommunications, Inc.	11,200	154,448
*	ADDvantage Technologies Group, Inc.	1,500	6,435
*	Adept Technology, Inc.	764	8,794
*	Adobe Systems, Inc.	13,289	533,288
	Adtran, Inc.	15,400	335,566
*	Advanced Energy Industries, Inc.	12,428	214,134
*	Advanced Micro Devices, Inc.	36,136	779,454
*	Advent Software, Inc.	4,800	175,488
*	Aehr Test Systems	1,500	7,425
*	Aeroflex, Inc.	21,185	255,491

49

		Shares	Value†

*	Aetrium, Inc.	2,997	$9,740
*	Affiliated Computer Services, Inc. Class A	14,900	753,195
*	Agere Systems, Inc. Class A	10,456	187,372
*	Agile Software Corp.	15,336	102,905
*	Agilent Technologies, Inc.	22,055	702,231
	Agilysys, Inc.	1,400	21,448
*	Airspan Networks, Inc.	5,200	14,820
*	Akamai Technologies, Inc.	6,000	293,220
* #	Alliance Data Systems Corp.	4,800	310,608
*	Alliance Semiconductor Corp.	4,245	15,876
*	Altera Corp.	14,204	282,518
*	Altiris, Inc.	7,400	183,446
	American Software, Inc. Class A	6,983	57,330
*	American Technical Ceramics Corp.	1,846	23,795
*	AMIS Holdings, Inc.	23,200	250,560
* #	Amkor Technology, Inc.	33,988	347,357
*	Ampex Corp. Class A	300	5,010
#	Amphenol Corp.	3,700	252,081
*	Amtech Systems, Inc.	596	3,987
*	Anadigics, Inc.	12,000	115,800
*	Analex Corp.	4,450	9,078
#	Analog Devices, Inc.	49,472	1,608,829
*	Analysts International Corp.	4,900	8,722
*	Anaren, Inc.	800	16,440
*	Andrew Corp.	21,114	210,507
*	Anixter International, Inc.	8,000	468,960
*	Ansoft Corp.	2,400	66,336
*	Answerthink, Inc.	14,341	41,445
*	Ansys, Inc.	9,300	436,635
*	APA Enterprises, Inc.	900	1,332
*	Apple Computer, Inc.	14,672	1,345,129
*	Applied Innovation, Inc.	3,198	10,170
#	Applied Materials, Inc.	60,300	1,084,194
*	Applied Micro Circuits Corp.	59,910	209,685
*	Aptimus, Inc.	1,763	13,663
*	aQuantive, Inc.	19,400	463,660
*	Ariba, Inc.	21,715	164,165
*	Arris Group, Inc.	28,673	342,069
*	Arrow Electronics, Inc.	25,344	804,925
*	Art Technology Group, Inc.	30,300	71,508
*	Ascendia Brands, Inc.	2,584	4,780
*	Aspen Technology, Inc.	9,900	96,525
	Astro-Med, Inc.	2,002	20,020
*	Asyst Technologies, Inc.	12,300	81,057
*	Atheros Communications	9,980	226,945
*	Atmel Corp.	103,584	524,135
*	ATMI, Inc.	8,800	286,088
*	Authentidate Holding Corp.	8,300	12,782
*	Autobytel, Inc.	10,200	30,804
*	Autodesk, Inc.	9,100	374,738
	Automatic Data Processing, Inc.	13,872	669,047
* #	Avanex Corp.	6,100	12,139
*	Avaya, Inc.	58,559	748,384
*	Avici Systems, Inc.	4,400	31,328
*	Avid Technology, Inc.	12,072	470,567

50

		Shares	Value†

*	Avnet, Inc.	24,000	$594,960
* #	Avocent Corp.	10,872	378,128
	AVX Corp.	44,191	686,728
*	Aware, Inc.	7,400	39,072
*	Axcelis Technologies, Inc.	29,100	185,949
*	Axesstel, Inc.	300	633
*	AXS-One, Inc.	2,100	1,512
*	AXT, Inc.	7,036	36,446
* #	Bankrate, Inc.	1,600	58,400
*	BEA Systems, Inc.	15,500	213,435
* #	BearingPoint, Inc.	59,299	496,926
	Bel Fuse, Inc. Class A	700	22,792
	Bel Fuse, Inc. Class B	2,544	93,365
*	Bell Microproducts, Inc.	1,200	8,256
*	Benchmark Electronics, Inc.	19,983	485,387
*	BISYS Group, Inc.	33,800	405,262
	Black Box Corp.	2,100	89,922
*	Blackboard, Inc.	3,800	108,300
*	Blue Coat Systems, Inc.	3,072	78,459
*	BMC Software, Inc.	8,072	262,824
* #	Bookham, Inc.	8,600	34,658
*	Borland Software Corp.	22,702	120,094
*	Bottomline Technologies, Inc.	1,900	19,893
*	Brightpoint, Inc.	7,410	102,332
*	Broadcom Corp.	7,800	256,074
*	Brocade Communications Systems, Inc.	54,500	504,125
*	Brooks Automation, Inc.	21,744	303,764
*	BSQUARE Corp.	1,427	4,081
	CA, Inc.	67,700	1,469,090
* #	Cabot Microelectronics Corp.	7,000	221,550
*	CACI International, Inc. Class A	8,100	484,704
*	Cadence Design Systems, Inc.	33,262	611,356
*	CalAmp Corp.	3,400	24,650
*	California Micro Devices Corp.	2,974	13,651
*	CallWave, Inc.	5,601	15,403
	CAM Commerce Solutions, Inc.	1,100	25,388
*	Captaris, Inc.	1,600	11,680
*	Carreker Corp.	7,400	53,798
*	Carrier Access Corp.	11,100	69,375
*	Cascade Microtech, Inc.	200	2,590
	Cass Information Systems, Inc.	2,088	80,680
*	Catalyst Semiconductor, Inc.	3,450	11,144
*	Catapult Communications Corp.	4,858	42,070
*	C-COR, Inc.	13,755	137,550
	CDW Corp.	2,900	204,450
*	Centillium Communications, Inc.	15,288	30,423
*	Ceridian Corp.	27,836	682,260
*	CEVA, Inc.	5,828	39,164
*	CheckFree Corp.	18,251	763,074
*	Checkpoint Systems, Inc.	6,700	128,506
*	Cherokee International Corp.	3,300	10,428
*	Chordiant Software, Inc.	23,700	72,522
*	Ciber, Inc.	2,400	16,656
*	Ciena Corp.	16,157	406,187
*	Ciprico, Inc.	900	4,392

51

		Shares	Value†

*	Cirrus Logic, Inc.	27,814	$193,864
*	Cisco Sytems, Inc.	105,020	2,822,938
* #	Citrix Systems, Inc.	6,687	192,184
*	CNET Networks, Inc.	6,800	61,608
	Cognex Corp.	12,900	315,405
*	Cognitronics Corp.	700	1,701
*	Cognizant Technology Solutions Corp.	5,600	456,736
*	Coherent, Inc.	8,944	288,981
	Cohu, Inc.	5,723	113,144
*	Color Kinetics, Inc.	400	7,884
*	Comarco, Inc.	1,442	13,468
* #	CommScope, Inc.	14,887	449,141
	Communications Systems, Inc.	1,886	17,540
*	Computer Horizons Corp.	10,296	48,185
*	Computer Sciences Corp.	28,168	1,470,370
*	Computer Task Group, Inc.	2,999	12,626
*	Compuware Corp.	100,376	842,155
*	Comtech Telecommunications Corp.	5,800	206,016
*	Comverse Technology, Inc.	19,632	383,217
*	Concur Technologies, Inc.	6,800	104,312
*	Concurrent Computer Corp.	6,100	11,407
*	Conexant Systems, Inc.	28,900	63,002
*	Convera Corp.	10,100	47,268
*	Convergys Corp.	35,651	859,902
*	Corillian Corp.	13,600	47,056
*	Corning, Inc.	19,675	424,193
*	Covansys Corp.	8,800	200,464
*	CPI International, Inc.	3,500	49,035
*	Credence Systems Corp.	8,200	31,488
*	Cree, Inc.	15,387	304,509
*	CSG Systems International, Inc.	9,600	266,208
*	CSP, Inc.	900	7,551
	CTS Corp.	1,700	25,976
*	CVD Equipment Corp.	100	424
*	Cyberoptics Corp.	3,225	41,345
*	Cybersource Corp.	4,100	43,009
*	Cymer, Inc.	9,900	467,775
* #	Cypress Semiconductor Corp.	34,300	596,477
	Daktronics, Inc.	4,700	170,046
*	Datalink Corp.	2,400	19,488
	Dataram Corp.	3,088	13,772
* #	Dell, Inc.	21,300	580,212
*	Delphax Technologies, Inc.	1,200	1,320
	Diebold, Inc.	13,400	616,400
*	Digi International, Inc.	7,200	95,688
*	Digimarc Corp.	6,398	57,646
*	Digital Angel Corp.	15,300	42,840
*	Digital Insight Corp.	6,600	251,856
* #	Digital River, Inc.	6,700	394,697
*	Digitas, Inc.	18,072	195,539
*	Diodes, Inc.	5,137	212,312
*	Ditech Networks, Inc.	10,875	76,125
*	DocuCorp International, Inc.	3,400	25,262
*	Dot Hill Systems Corp.	6,088	19,847
*	DSP Group, Inc.	10,100	218,059

52

		Shares	Value†

*	DST Systems, Inc.	2,400	$149,760
*	DTS, Inc.	4,685	116,657
*	Dycom Industries, Inc.	10,472	212,791
*	Dynamics Research Corp.	800	7,608
*	EarthLink, Inc.	14,900	96,999
* #	eBay, Inc.	22,660	733,051
*	Echelon Corp.	10,800	86,400
*	eCollege.com, Inc.	5,600	99,064
*	EDGAR Online, Inc.	3,500	11,795
*	Edgewater Technology, Inc.	3,860	25,669
*	EFJ, Inc.	3,967	22,215
*	eFunds Corp.	13,400	343,710
*	Electro Scientific Industries, Inc.	8,474	168,209
*	Electroglas, Inc.	5,300	15,476
* #	Electronic Arts, Inc.	5,672	316,781
	Electronic Data Systems Corp.	47,400	1,286,436
*	Electronics for Imaging, Inc.	16,172	396,214
*	eLoyalty Corp.	1,100	19,767
*	Embarcadero Technologies, Inc.	3,392	23,473
*	EMC Corp.	116,700	1,529,937
*	EMCORE Corp.	13,800	82,800
*	EMS Technologies, Inc.	500	10,235
*	Emulex Corp.	22,572	471,078
*	Endwave Corp.	4,044	54,513
*	Entegris, Inc.	39,256	418,469
*	Entrust, Inc.	10,700	43,228
*	Epicor Software Corp.	11,131	148,042
*	EPIQ Systems, Inc.	4,100	64,042
*	ePlus, Inc.	1,734	17,513
* #	Equinix, Inc.	4,000	305,280
*	eSpeed, Inc.	8,600	80,668
*	Euronet Worldwide, Inc.	5,600	185,416
*	Evans & Sutherland Computer Corp.	1,668	6,489
*	Exar Corp.	800	10,856
*	Excel Technology, Inc.	973	24,549
*	Extreme Networks, Inc.	18,738	74,765
*	F5 Networks, Inc.	2,900	216,949
	Factset Research Systems, Inc.	3,044	160,967
	Fair Isaac Corp.	12,800	532,736
*	Fairchild Semiconductor Corp. Class A	31,468	513,558
*	FalconStor Software, Inc.	4,483	38,688
*	Faro Technologies, Inc.	4,000	88,720
*	FEI Co.	8,872	215,678
	Fidelity National Information Services, Inc.	42,300	1,687,770
* #	Finisar Corp.	41,600	159,328
	First Data Corp.	80,572	2,034,443
*	Fiserv, Inc.	14,076	719,424
* #	Flir Systems, Inc.	10,000	322,100
*	FormFactor, Inc.	9,700	362,392
*	Forrester Research, Inc.	5,900	165,908
*	Foundry Networks, Inc.	25,100	359,181
*	Freescale Semiconductor, Inc. Class A	600	23,946
*	Freescale Semiconductor, Inc. Class B	1,100	43,923
	Frequency Electronics, Inc.	2,770	34,625
*	FSI International, Inc.	9,520	53,407

53

		Shares	Value†

* #	Gartner Group, Inc.	9,900	$190,872
*	Gateway, Inc.	9,200	17,480
*	Genesis Microchip, Inc.	5,900	59,000
*	Gerber Scientific, Inc.	1,300	17,992
	Gevity HR, Inc.	7,800	170,352
*	Glenayre Technologies, Inc.	14,300	34,606
*	Global Imaging Systems, Inc.	14,700	313,257
	Global Payments, Inc.	9,600	439,680
*	Globecomm Systems, Inc.	4,600	42,366
* #	GlobeTel Communications Corp.	4,997	1,399
*	Globix Corp.	11,056	48,646
*	Google, Inc.	300	145,476
*	Greenfield Online, Inc.	8,700	110,577
*	GSE Systems, Inc.	684	3,283
*	GTSI Corp.	2,900	27,666
*	Harmonic, Inc.	15,300	121,635
	Harris Corp.	8,700	366,357
*	Hauppauge Digital, Inc.	3,500	20,965
#	Heartland Payment Systems, Inc.	4,800	136,320
*	HEI, Inc.	1,500	2,775
#	Henry Jack & Associates, Inc.	15,100	330,388
*	Hewitt Associates, Inc. Class A	300	7,620
	Hewlett-Packard Co.	139,314	5,497,330
*	hi/fn, Inc.	2,900	14,413
*	Hittite Microwave Corp.	3,600	140,652
*	Hutchinson Technology, Inc.	4,472	106,568
*	Hypercom Corp.	14,844	98,267
*	Hyperion Solutions Corp.	6,750	248,130
* #	I.D. Systems, Inc.	3,300	71,676
* #	i2 Technologies, Inc.	4,100	79,212
*	iBasis, Inc.	4,800	38,880
*	Ibis Technology Corp.	2,300	5,175
*	iGATE Capital Corp.	15,706	102,246
* #	ImageWare Systems, Inc.	1,100	1,617
	Imation Corp.	9,872	457,172
*	Immersion Corp.	5,300	37,206
*	Indus International, Inc.	9,882	36,761
*	Infocrossing, Inc.	7,000	99,750
*	InFocus Corp.	3,500	8,820
*	Informatica Corp.	10,400	125,320
*	Inforte Corp.	1,616	5,915
*	InfoSpace, Inc.	9,200	180,780
*	Ingram Micro, Inc.	43,804	892,726
*	Innodata Isogen, Inc.	1,948	4,500
*	Innovex, Inc.	4,100	7,503
*	Insight Enterprises, Inc.	13,600	273,360
*	InsWeb Corp.	100	248
	Integral Systems, Inc.	4,300	103,587
*	Integrated Device Technology, Inc.	50,917	840,131
*	Integrated Silicon Solution, Inc.	10,817	67,282
	Intel Corp.	143,200	3,057,320
*	Intelli-Check, Inc.	1,400	8,148
*	Intelligent Systems Corp.	100	280
*	Interactive Intelligence, Inc.	1,800	31,536
*	Interdigital Communications Corp.	6,700	214,065

54

		Shares	Value†

*	Interlink Electronics, Inc.	300	$795
*	Intermec, Inc.	16,044	406,715
* #	Internap Network Services Corp.	8,300	161,435
	International Business Machines Corp.	37,444	3,441,852
*	International DisplayWorks, Inc.	5,400	33,966
*	International Rectifier Corp.	18,400	736,000
*	Internet Capital Group, Inc.	11,212	115,596
*	Interphase Corp.	1,972	17,452
	Intersil Corp.	36,600	906,582
	Inter-Tel, Inc.	2,300	51,267
*	Intervideo, Inc.	3,022	39,135
*	Intervoice, Inc.	8,383	56,250
*	Interwoven, Inc.	12,444	176,331
*	Intest Corp.	3,500	15,855
*	Intevac, Inc.	5,300	144,637
*	IntriCon Corp.	1,450	7,961
*	Intuit, Inc.	14,188	446,638
*	INX, Inc.	461	3,577
*	Iomega Corp.	16,225	62,304
*	iPass, Inc.	396	2,206
*	Iron Mountain, Inc.	10,504	452,722
*	Iteris, Inc.	8,113	18,660
*	Itron, Inc.	5,100	244,749
*	Ixia	11,500	109,135
*	IXYS Corp.	9,973	95,641
*	j2 Global Communications, Inc.	5,388	150,487
	Jabil Circuit, Inc.	16,900	479,284
*	Jaco Electronics, Inc.	1,000	3,330
*	JDA Software Group, Inc.	1,400	20,020
* #	JDS Uniphase Corp.	75,962	1,403,778
*	Juniper Networks, Inc.	93,958	2,000,366
* #	Jupitermedia Corp.	5,000	31,950
*	Keane, Inc.	17,100	212,040
	Keithley Instruments, Inc.	4,300	54,094
*	Kemet Corp.	4,300	31,605
*	Key Tronic Corp.	3,252	16,097
*	Keynote Systems, Inc.	6,146	63,734
*	Kintera, Inc.	1,500	2,115
#	KLA-Tencor Corp.	25,476	1,316,345
*	Komag, Inc.	10,451	412,605
*	Kopin Corp.	16,400	59,368
*	Kronos, Inc.	7,900	278,554
*	Kulicke & Soffa Industries, Inc.	3,900	31,941
*	KVH Industries, Inc.	4,892	56,258
* #	L-1 Identity Solutions, Inc.	13,808	231,422
* #	Lam Research Corp.	5,600	294,560
*	LaserCard Corp.	2,228	27,137
*	Lattice Semiconductor Corp.	32,700	222,033
*	Lawson Software, Inc.	54,596	406,194
*	LeCroy Corp.	4,100	46,207
*	Lexmark International, Inc.	4,100	282,818
*	Lightbridge, Inc.	7,647	100,940
#	Linear Technology Corp.	12,572	404,064
*	Lionbridge Technologies, Inc.	13,400	76,648
*	Littlefuse, Inc.	5,800	181,424

55

		Shares	Value†

*	LogicVision, Inc.	400	$332
*	Logility, Inc.	2,636	22,142
*	LoJack Corp.	5,300	80,454
*	LookSmart, Ltd.	4,335	19,941
*	Loral Space & Communications, Inc.	6,000	184,380
*	LSI Logic Corp.	97,000	1,034,020
*	LTX Corp.	17,600	91,696
*	Lucent Technologies, Inc.	10,500	27,090
* #	Lumera Corp.	3,049	22,380
*	Macrovision Corp.	13,900	384,335
*	Magma Design Automation, Inc.	9,700	86,912
*	Management Network Group, Inc.	3,198	4,253
*	Manhattan Associates, Inc.	6,500	188,500
*	ManTech International Corp. Class A	5,000	181,400
*	Mapinfo Corp.	7,100	94,075
* #	Marchex, Inc. Class B	3,700	50,653
*	Mastec, Inc.	18,466	208,296
*	Mattson Technology, Inc.	10,700	101,757
#	Maxim Integrated Products, Inc.	9,772	307,623
	Maximus, Inc.	3,672	107,443
* #	Maxwell Technologies, Inc.	1,700	24,072
*	McAfee, Inc.	18,400	537,464
*	McDATA Corp. Class A	23,600	147,972
*	McDATA Corp. Class B	200	1,260
* #	Mechanical Technology, Inc.	5,800	16,936
*	MEMC Electronic Materials, Inc.	8,700	346,260
*	Mentor Graphics Corp.	21,775	368,215
*	Mercury Computer Systems, Inc.	5,100	66,708
*	Merix Corp.	6,384	58,924
	Mesa Laboratories, Inc.	600	11,820
*	MetaSolv, Inc.	9,500	38,570
	Methode Electronics, Inc.	10,872	121,875
*	Metrologic Instruments, Inc.	726	13,358
*	Micrel, Inc.	19,700	227,535
	Microchip Technology, Inc.	9,000	306,990
*	Micron Technology, Inc.	124,049	1,811,115
*	Micros Systems, Inc.	6,000	305,520
*	Microsemi Corp.	17,200	355,180
	Microsoft Corp.	180,724	5,300,635
* #	MicroStrategy, Inc.	1,200	142,164
*	Microtune, Inc.	15,200	69,768
* #	Midway Games, Inc.	12,200	94,428
* #	Mindspeed Technologies, Inc.	3,400	5,780
*	MIPS Technologies, Inc.	9,200	78,660
*	MIVA, Inc.	9,200	31,464
*	MKS Instruments, Inc.	16,186	336,831
*	Mobility Electronics, Inc.	2,200	7,084
*	Mobius Management Systems, Inc.	7,180	50,978
	Mocon, Inc.	1,200	13,200
*	Moldflow Corp.	3,851	49,909
#	Molex, Inc.	12,787	409,184
	Molex, Inc. Class A	10,872	305,829
	MoneyGram International, Inc.	9,800	298,900
*	MoSys, Inc.	9,514	90,668
	Motorola, Inc.	101,600	2,252,472

56

		Shares	Value†

*	MPS Group, Inc.	29,678	$444,873
*	MRV Communications, Inc.	36,675	136,798
	MTS Systems Corp.	4,800	184,032
* #	Multi-Fineline Electronix, Inc.	3,322	71,656
*	Nanometrics, Inc.	1,300	11,141
*	Napco Security Systems, Inc.	6,483	41,751
*	Napster, Inc.	13,300	49,875
	National Instruments Corp.	9,900	287,892
	National Semiconductor Corp.	13,972	337,983
* #	NAVTEQ Corp.	5,700	203,889
*	NCR Corp.	23,200	995,512
* #	NeoMagic Corp.	1,872	8,443
*	Neoware Systems, Inc.	3,800	42,446
*	NETGEAR, Inc.	8,100	210,600
*	Netlogic Microsystems, Inc.	3,700	78,921
*	NetManage, Inc.	2,243	11,148
*	NetRatings, Inc.	8,208	150,206
*	NetScout Systems, Inc.	10,830	84,582
*	Network Appliance, Inc.	10,900	427,389
*	Network Engines, Inc.	11,700	27,495
*	Network Equipment Technologies, Inc.	7,896	48,402
*	Newport Corp.	2,700	58,671
*	NIC, Inc.	18,000	85,500
*	NMS Communications Corp.	11,500	20,125
*	Novatel Wireless, Inc.	9,900	93,456
*	Novell, Inc.	57,636	361,954
* #	Novellus Systems, Inc.	31,768	991,797
*	Nu Horizons Electronics Corp.	800	9,016
*	Nuance Communications, Inc.	40,975	419,994
*	NumereX Corp. Class A	3,769	34,298
*	Nvidia Corp.	13,500	499,365
	O.I. Corp.	500	5,125
* #	OmniVision Technologies, Inc.	10,500	171,045
*	ON Semiconductor Corp.	34,816	224,215
*	Online Resources Corp.	7,587	80,802
*	Onvia, Inc.	1,714	10,215
*	Open Solutions, Inc.	4,800	178,800
*	Openwave Systems, Inc.	13,200	110,880
*	Oplink Communications, Inc.	6,200	123,690
*	OPNET Technologies, Inc.	6,800	109,684
*	Opsware, Inc.	12,200	106,872
*	Optical Cable Corp.	100	490
*	Optical Communication Products, Inc.	4,482	8,785
*	Oracle Corp.	95,500	1,817,365
*	OSI Systems, Inc.	1,000	18,990
*	Overland Storage, Inc.	4,100	19,680
*	OYO Geospace Corp.	1,600	76,320
*	Packeteer, Inc.	7,100	84,277
* #	Palm, Inc.	21,003	294,252
*	Parametric Technology Corp.	16,380	317,117
	Park Electrochemical Corp.	5,400	175,176
* #	Parkervision, Inc.	4,528	46,050
*	Paxar Corp.	11,800	251,930
	Paychex, Inc.	6,972	274,767
*	PC Connection, Inc.	8,400	112,812

57

		Shares	Value†

*	PC-Tel, Inc.	1,000	$9,680
*	PDF Solutions, Inc.	3,764	55,368
	Pegasystems, Inc.	10,244	103,464
*	Pemstar, Inc.	12,587	47,579
*	Perceptron, Inc.	1,000	8,340
*	Perficient, Inc.	5,900	103,073
*	Performance Technologies, Inc.	3,848	20,972
*	Pericom Semiconductor Corp.	8,244	95,053
*	Perot Systems Corp.	32,100	504,612
*	Pervasive Software, Inc.	6,885	25,681
*	Phoenix Technologies, Ltd.	5,444	26,403
*	Photon Dynamics, Inc.	2,600	28,886
*	Photronics, Inc.	8,500	134,045
*	Pinnacle Data Systems, Inc.	700	1,575
*	Planar Systems, Inc.	3,400	34,068
*	PlanetOut, Inc.	100	355
	Plantronics, Inc.	6,600	138,600
*	PLATO Learning, Inc.	4,282	21,667
*	Plexus Corp.	13,300	321,195
*	PLX Technology, Inc.	7,100	96,063
* #	PMC-Sierra, Inc.	37,900	288,419
* #	Polycom, Inc.	18,068	521,081
*	PortalPlayer, Inc.	400	5,360
*	Power Integrations, Inc.	2,300	64,078
*	Powerwave Technologies, Inc.	15,616	100,099
*	Presstek, Inc.	8,200	49,282
	Printronix, Inc.	2,415	29,101
*	Progress Software Corp.	11,000	298,210
	QAD, Inc.	9,600	78,720
*	QLogic Corp.	18,500	411,625
	Qualcomm, Inc.	28,444	1,040,766
	Quality Systems, Inc.	3,500	133,735
*	Qualstar Corp.	2,426	6,914
*	Quantum Corp.	32,747	77,283
*	Quest Software, Inc.	29,638	424,120
*	QuickLogic Corp.	6,100	17,873
*	Quovadx, Inc.	13,736	35,302
*	Radiant Systems, Inc.	8,900	87,309
*	RadiSys Corp.	6,300	106,407
*	Radyne Corp.	5,691	56,967
*	RAE Systems, Inc.	17,468	63,758
* #	Rambus, Inc.	12,700	283,210
*	Ramtron International Corp.	4,929	19,026
*	RealNetworks, Inc.	44,573	512,590
* #	Red Hat, Inc.	18,100	314,940
*	Redback Networks, Inc.	13,300	195,776
*	Relm Wireless Corp.	2,300	14,099
	REMEC, Inc.	1,000	1,100
#	Renaissance Learning, Inc.	4,258	71,918
*	RF Micro Devices, Inc.	54,905	423,318
*	RF Monolithics, Inc.	3,200	16,320
	Richardson Electronics, Ltd.	4,969	49,690
*	RightNow Technologies, Inc.	2,000	33,080
*	Rimage Corp.	2,300	55,384
*	Rofin-Sinar Technologies, Inc.	4,170	242,360

58

		Shares	Value†

*	Rogers Corp.	3,600	$250,128
*	Rudolph Technologies, Inc.	8,400	134,652
*	S1 Corp.	20,120	105,228
*	Saba Software, Inc.	7,967	43,022
	Sabre Holdings Corp.	33,749	925,735
*	Safeguard Scientifics, Inc.	41,365	102,172
*	SafeNet, Inc.	2,133	49,656
*	Salesforce.com, Inc.	4,500	175,500
*	Sandisk Corp.	25,200	1,118,880
*	Sanmina-SCI Corp.	148,419	549,150
*	Sapient Corp.	24,200	132,132
* #	SatCon Technology Corp.	600	894
*	ScanSource, Inc.	6,634	202,470
*	Scientific Learning Corp.	3,034	16,839
*	SCM Microsystems, Inc.	5,237	17,701
*	Seachange International, Inc.	8,300	71,546
#	Seagate Technology	1,924	49,562
*	Secure Computing Corp.	6,100	39,589
*	Semitool, Inc.	7,175	98,513
*	Semtech Corp.	13,472	176,753
*	SI International, Inc.	3,850	132,556
*	Sigma Designs, Inc.	3,400	88,910
*	Silicon Image, Inc.	13,000	163,410
*	Silicon Laboratories, Inc.	8,400	270,648
*	Silicon Storage Technology, Inc.	29,988	138,245
*	SimpleTech, Inc.	12,038	108,342
*	Simulations Plus, Inc.	1,000	3,200
*	Sirenza Microdevices, Inc.	12,301	109,356
*	Skyworks Solutions, Inc.	46,400	336,864
*	SM&A	5,070	28,646
*	Solectron Corp.	245,080	816,116
*	Sonic Foundry, Inc.	4,000	14,800
*	Sonic Solutions, Inc.	6,800	107,100
*	SonicWALL, Inc.	18,744	188,377
*	Sonus Networks, Inc.	50,584	317,668
	SpectraLink Corp.	2,456	19,943
*	Spectrum Control, Inc.	4,131	36,477
*	SPSS, Inc.	5,259	148,356
*	SRA International, Inc.	6,500	189,670
*	SRS Labs, Inc.	5,275	52,592
*	Staktek Holdings, Inc.	14,334	83,854
*	Standard Microsystems Corp.	4,972	158,458
	StarTek, Inc.	3,200	43,840
	Stellent, Inc.	8,325	111,888
* #	Stratasys, Inc.	3,200	96,320
*	Stratex Networks, Inc.	9,700	41,516
*	Stratos International, Inc.	1,500	11,205
*	SumTotal Systems, Inc.	8,000	56,160
*	Sun Microsystems, Inc.	187,005	1,013,567
*	Sunair Electronics, Inc.	5,100	20,349
*	Sunrise Telecom, Inc.	700	1,540
*	Supertex, Inc.	3,600	168,912
*	SupportSoft, Inc.	9,625	55,440
*	Sybase, Inc.	19,100	457,254
*	Sycamore Networks, Inc.	56,545	210,913

59

		Shares	Value†

*	Sykes Enterprises, Inc.	10,800	$186,084
*	Symantec Corp.	80,532	1,707,278
	Symbol Technologies, Inc.	41,132	609,576
*	Symmetricom, Inc.	12,400	108,748
*	Synaptics, Inc.	5,400	154,818
*	SYNNEX Corp.	8,388	190,491
*	Synopsys, Inc.	30,072	768,340
*	Synplicity, Inc.	7,459	50,721
	Syntel, Inc.	4,900	144,648
* #	Take-Two Interactive Software, Inc.	9,300	161,448
	TALX Corp.	6,850	170,908
*	Tech Data Corp.	14,444	604,048
	Technitrol, Inc.	10,459	287,413
*	Technology Solutions Co.	723	4,837
*	TechTeam Global, Inc.	2,216	24,199
*	Tekelec	18,000	289,800
	Tektronix, Inc.	21,200	647,872
*	TeleCommunication Systems, Inc.	9,550	33,234
* #	Telkonet, Inc.	3,500	9,450
*	Tellabs, Inc.	56,800	570,272
*	Telular Corp.	1,188	4,419
*	Teradyne, Inc.	50,004	745,060
*	Terayon Communication Systems, Inc.	2,800	4,760
*	Terremark Worldwide, Inc.	6,400	36,608
*	Tessco Technologies, Inc.	1,350	28,998
*	Tessera Technologies, Inc.	6,000	227,220
	Texas Instruments, Inc.	36,900	1,090,395
*	Therma-Wave, Inc.	800	968
	TheStreet.com, Inc.	5,071	49,594
*	Think Partnership, Inc.	17,200	57,620
*	THQ, Inc.	13,100	426,405
*	TIBCO Software, Inc.	56,853	529,301
*	Tier Technologies, Inc. Class B	700	4,970
*	TNS, Inc.	7,032	121,302
*	Tollgrade Communications, Inc.	3,400	29,818
	Total System Services, Inc.	9,300	241,521
*	Track Data Corp.	2,570	10,023
*	Transact Technologies, Inc.	3,180	27,761
*	Transaction Systems Architects, Inc.	7,900	267,257
*	Transmeta Corp.	7,125	8,265
*	Transwitch Corp.	3,151	5,073
*	Travelzoo, Inc.	1,600	49,520
*	Trident Microsystems, Inc.	5,000	104,900
*	Trimble Navigation, Ltd.	6,400	307,008
	Trio-Tech International	1,087	14,403
*	Triquint Semiconductor, Inc.	40,439	203,813
	TSR, Inc.	900	3,600
*	TTM Technologies, Inc.	11,975	151,005
*	Tumbleweed Communications Corp.	17,155	44,260
* #	Tut Systems, Inc.	400	444
*	Tyler Technologies, Inc.	11,300	163,285
*	Ulticom, Inc.	12,517	129,801
*	Ultimate Software Group, Inc.	2,400	57,864
*	Ultra Clean Holdings, Inc.	100	1,333
*	Ultratech, Inc.	4,900	63,847

60

		Shares	Value†

*	Unisys Corp.	92,800	$669,088
	United Online, Inc.	17,539	235,549
* #	Universal Display Corp.	3,100	38,223
* #	UTStarcom, Inc.	34,965	310,489
*	VA Software Corp.	21,114	96,280
*	ValueClick, Inc.	13,000	323,310
*	Varian Semiconductor Equipment Associates, Inc.	11,694	464,603
*	Veeco Instruments, Inc.	8,800	165,264
*	VendingData Corp.	5,200	11,960
* #	VeriFone Holdings, Inc.	400	13,504
*	Verigy, Ltd.	2,700	48,168
*	Verint Systems, Inc.	8,600	293,432
*	VeriSign, Inc.	23,000	600,530
*	Viasat, Inc.	7,500	199,725
*	Vicon Industries, Inc.	1,400	4,998
*	Video Display Corp.	2,800	21,168
*	Vignette Corp.	8,740	147,094
*	Virage Logic Corp.	6,900	62,238
*	Vishay Intertechnology, Inc.	45,960	602,076
*	Vitria Technology, Inc.	1,635	4,415
*	Vyyo, Inc.	2,075	8,923
* #	Wave Systems Corp. Class A	10,400	27,872
*	Web.com, Inc.	4,721	18,129
*	WebEx Communications, Inc.	10,200	366,180
*	webMethods, Inc.	16,199	115,499
*	Websense, Inc.	2,200	56,210
*	WebSideStory, Inc.	2,272	26,855
*	Westell Technologies, Inc.	8,125	18,931
*	Western Digital Corp.	7,889	161,882
*	Western Union Co.	15,472	352,762
*	White Electronics Designs Corp.	8,194	45,395
*	Wind River Systems, Inc.	23,000	246,330
*	Winland Electronics, Inc.	400	1,292
*	Wireless Telecom Group, Inc.	7,880	19,779
*	Wireless Xcessories Group, Inc.	900	2,583
*	Witness Systems, Inc.	7,000	132,930
*	WJ Communications, Inc.	18,455	38,756
* #	Wright Express Corp.	400	12,344
*	Xerox Corp.	69,084	1,139,886
#	Xilinx, Inc.	40,380	1,082,184
	X-Rite, Inc.	7,500	89,250
*	Yahoo!, Inc.	20,044	540,988
*	Zebra Technologies Corp. Class A	9,300	324,849
*	Zhone Technologies, Inc.	10,120	13,662
*	ZILOG, Inc.	5,084	20,438
* #	Zix Corp.	300	372
*	Zoran Corp.	14,000	208,740
*	Zygo Corp.	5,550	91,409
Total Information Technology			160,715,380

Materials — (4.3%)
*	AEP Industries, Inc.	1,000	51,470
	Air Products & Chemicals, Inc.	11,000	760,540
	Airgas, Inc.	20,287	863,212
*	AK Steel Holding Corp.	13,300	219,317

61

		Shares	Value†

	Albemarle Corp.	11,500	$802,010
	Alcoa, Inc.	70,160	2,186,887
*	Aleris International, Inc.	5,700	297,027
	Allegheny Technologies, Inc.	4,000	358,600
	AMCOL International Corp.	7,700	213,752
*	American Pacific Corp.	1,952	14,445
#	American Vanguard Corp.	4,133	73,650
	Aptargroup, Inc.	8,767	537,066
	Arch Chemicals, Inc.	7,000	230,300
	Ashland, Inc.	11,200	757,232
*	Atlantis Plastics, Inc.	900	3,438
	Bairnco Corp.	1,000	12,240
	Balchem Corp.	3,257	84,519
#	Ball Corp.	4,000	171,040
	Bemis Co., Inc.	28,678	978,780
#	Bowater, Inc.	10,100	220,180
*	Brush Engineered Materials, Inc.	1,700	60,214
*	Buckeye Technologies, Inc.	1,000	11,740
	Cabot Corp.	16,944	696,907
#	Calgon Carbon Corp.	12,700	74,295
*	Caraustar Industries, Inc.	6,366	49,973
	Carpenter Technology Corp.	5,800	619,498
	Castle (A.M.) & Co.	4,516	119,764
#	Celanese Corp. Class A	100	2,200
* #	Century Aluminum Co.	3,800	162,070
	Chaparral Steel Co.	12,200	567,300
	Chemtura Corp.	32,200	311,696
	Chesapeake Corp.	900	14,652
#	Cleveland-Cliffs, Inc.	10,300	494,812
*	Coeur d’Alene Mines Corp.	67,600	368,420
	Commercial Metals Co.	29,000	842,450
	Compass Minerals International, Inc.	5,328	176,357
*	Constar International, Inc.	3,148	22,508
*	Continental Materials Corp.	400	10,720
*	Core Molding Technologies, Inc.	3,100	33,046
	CPAC, Inc.	1,200	8,412
*	Crown Holdings, Inc.	13,000	267,800
#	Cytec Industries, Inc.	12,900	687,957
	Deltic Timber Corp.	3,244	172,289
	Dow Chemical Co.	80,888	3,236,329
	DuPont (E.I.) de Nemours & Co., Inc.	22,700	1,065,311
	Eagle Materials, Inc.	7,200	309,600
	Eastman Chemical Co.	10,600	629,428
	Ecolab, Inc.	9,844	436,581
#	Empire Resources, Inc.	1,700	20,553
	Ferro Corp.	12,400	258,664
#	Florida Rock Industries, Inc.	9,100	409,864
*	Flotek Industries, Inc.	1,514	37,366
	FMC Corp.	8,800	623,744
	Freeport-McMoRan Copper & Gold, Inc. Class B	7,772	488,626
	Friedman Industries, Inc.	2,179	20,809
	Georgia Gulf Corp.	5,900	120,183
	Gibraltar Industries, Inc.	8,387	183,759
	Glatfelter (P.H.) Co.	2,200	32,604
*	Graphic Packaging Corp.	58,496	248,023

62

		Shares	Value†

	Greif, Inc. Class A	2,900	$287,535
	Greif, Inc. Class B	2,176	196,014
	H.B. Fuller Co.	17,100	445,797
	Hawkins, Inc.	2,562	36,175
*	Headwaters, Inc.	7,600	181,792
*	Hecla Mining Co.	27,500	191,675
*	Hercules, Inc.	11,100	206,793
*	ICO, Inc.	7,800	48,126
	International Flavors & Fragrances, Inc.	5,800	273,238
	International Paper Co.	39,016	1,291,430
	Kronos Worldwide, Inc.	12,298	452,566
*	Landec Corp.	7,300	69,934
*	Lesco, Inc.	1,919	15,755
	Louisiana-Pacific Corp.	14,263	300,949
	Lubrizol Corp.	17,944	849,469
	Lyondell Chemical Co.	44,400	1,096,680
	MacDermid, Inc.	8,100	264,465
#	Martin Marietta Materials, Inc.	5,300	526,343
*	Material Sciences Corp.	4,463	53,824
*	Maxxam, Inc.	1,006	26,810
	MeadWestavco Corp.	30,990	914,205
	Metal Management, Inc.	6,200	227,230
	Minerals Technologies, Inc.	5,744	326,489
*	Mines Management, Inc.	1,300	7,579
*	Mod-Pac Corp.	793	8,723
	Monsanto Co.	13,300	639,331
	Myers Industries, Inc.	3,100	50,096
*	Nalco Holding Co.	800	15,944
* #	Nanophase Technologies Corp.	2,100	14,091
	Nevada Chemicals, Inc.	1,300	10,901
	NewMarket Corp.	3,300	207,174
	Newmont Mining Corp.	34,000	1,594,940
#	NL Industries, Inc.	13,900	154,151
	NN, Inc.	5,800	66,294
*	Northern Technologies International Corp.	700	5,775
*	Northwest Pipe Co.	1,500	48,150
	Nucor Corp.	10,400	622,440
	Olin Corp.	15,600	260,988
	Olympic Steel, Inc.	500	12,970
*	OM Group, Inc.	8,400	395,220
*	OMNOVA Solutions, Inc.	8,700	41,586
*	Oregon Steel Mills, Inc.	8,700	547,578
* #	Owens-Illinois, Inc.	11,000	207,900
	Packaging Corp. of America	19,644	442,972
*	Pactiv Corp.	10,000	344,500
	Penford Corp.	2,969	49,048
	Phelps Dodge Corp.	8,157	1,003,311
*	Pioneer Companies, Inc.	3,200	86,432
*	PolyOne Corp.	26,675	204,864
	PPG Industries, Inc.	21,300	1,369,590
	Praxair, Inc.	7,000	436,800
	Quaker Chemical Corp.	3,221	67,287
	Quanex Corp.	10,700	397,077
	Reliance Steel & Aluminum Co.	19,588	753,942
*	Rock of Ages Corp.	1,200	4,860

63

		Shares	Value†

	Rock-Tenn Co. Class A	1,600	$40,320
*	Rockwood Holdings, Inc.	20,800	526,448
	Rohm & Haas Co.	28,676	1,497,461
*	Rotonics Manufacturing, Inc.	3,486	10,214
#	Royal Gold, Inc.	3,700	117,882
	RPM International, Inc.	22,538	454,591
*	RTI International Metals, Inc.	6,050	457,683
	Ryerson, Inc.	1,200	26,712
	Schnitzer Steel Industries, Inc. Class A	6,287	256,635
	Schulman (A.), Inc.	1,400	31,906
	Schweitzer-Maudoit International, Inc.	2,657	65,867
	Scotts Miracle-Gro Co. Class A	12,800	633,216
	Sealed Air Corp.	10,000	595,100
	Sensient Technologies Corp.	13,272	316,272
	Sigma-Aldrich Corp.	3,400	258,774
	Silgan Holdings, Inc.	7,500	323,550
*	Smurfit-Stone Container Corp.	68,998	740,349
	Spartech Corp.	9,100	272,272
#	Steel Dynamics, Inc.	26,476	861,000
	Steel Technologies, Inc.	600	10,350
	Stepan Co.	3,098	93,931
*	Stillwater Mining Co.	19,800	274,428
*	Symyx Technologies, Inc.	8,000	174,880
*	Synalloy Corp.	1,900	33,801
	Temple-Inland, Inc.	14,100	551,310
*	Terra Industries, Inc.	20,000	207,000
#	Texas Industries, Inc.	6,400	436,800
* #	The Mosaic Co.	2,200	46,860
* #	Titanium Metals Corp.	6,200	198,214
	Tronox, Inc. Class B	1,476	21,948
*	U.S. Concrete, Inc.	9,400	58,468
*	United States Lime & Minerals, Inc.	1,900	65,892
	United States Steel Corp.	16,050	1,200,380
*	Universal Stainless & Alloy Products, Inc.	2,100	69,951
	Valhi, Inc.	28,812	769,569
	Valspar Corp.	26,444	739,903
#	Vulcan Materials Co.	7,000	621,040
	Wausau Paper Corp.	14,444	216,082
#	Westlake Chemical Corp.	16,972	555,833
	Weyerhaeuser Co.	21,100	1,364,748
*	Wheeling-Pittsburgh Corp.	5,255	92,383
*	Williams Industries, Inc.	100	226
#	Worthington Industries, Inc.	25,444	470,714
* #	Xethanol Corp.	17,800	50,908
* #	Zoltek Companies, Inc.	6,900	154,905
Total Materials			57,054,813

Real Estate Investment Trusts — (0.0%)
	Capitalsource, Inc.	7,670	208,777

64

		Shares	Value†

	Longview Fibre Co.	2,100	43,722
Total Real Estate Investment Trusts			252,499

Telecommunication Services — (2.9%)
*	@Road, Inc.	18,060	117,751
	Alaska Communications Systems Group, Inc.	8,144	122,893
#	Alltel Corp.	33,135	1,880,080
* #	American Tower Corp.	11,400	431,718
	AT&T, Inc.	329,697	11,180,025
	BellSouth Corp.	50,600	2,256,254
*	Boston Communications Group, Inc.	5,895	12,026
*	Broadwing Corp.	21,300	322,269
	Centennial Communications Corp.	11,200	72,912
	CenturyTel, Inc.	19,000	808,450
*	Cincinnati Bell, Inc.	41,700	188,484
#	Citizens Communications Co.	11,744	166,412
*	Cogent Communications Group, Inc.	12,300	194,955
	Commonwealth Telephone Enterprises, Inc.	2,000	83,340
	Consolidated Communications Holdings, Inc.	7,559	139,993
*	Crown Castle International Corp.	8,000	275,680
	CT Communications, Inc.	5,700	116,166
	D&E Communications, Inc.	4,934	62,612
*	Dobson Communications Corp.	34,144	295,346
	Embarq Corp.	4,620	237,699
	FairPoint Communications, Inc.	700	12,929
* #	FiberTower Corp.	28,273	153,805
*	General Communications, Inc. Class A	13,944	212,785
	Hickory Tech Corp.	4,071	28,741
*	IDT Corp.	400	5,384
*	IDT Corp. Class B	19,444	252,189
* #	InPhonic, Inc.	9,500	107,065
	Iowa Telecommunications Services, Inc.	400	7,456
*	LCC International, Inc. Class A	6,572	23,199
*	Leap Wireless International, Inc.	18,000	1,021,500
*	Level 3 Communications, Inc.	69,346	370,308
*	Lynch Interactive Corp.	1	2,900
*	Moscow CableCom Corp.	1,400	14,910
*	NeuStar, Inc.	4,500	149,625
*	NII Holdings, Inc.	6,100	396,073
	North Pittsburgh Systems, Inc.	4,000	97,000
*	Premiere Global Services, Inc.	24,500	199,675
	Price Communications Corp.	11,700	224,055
*	Qwest Communications International, Inc.	41,600	319,904

65

		Shares	Value†

*	Rural Cellular Corp. Class A	1,800	$21,438
*	SBA Communications Corp.	6,444	182,816
	Shenandoah Telecommunications Co.	2,100	100,548
#	Sprint Nextel Corp.	224,700	4,383,897
*	SunCom Wireless Holdings, Inc.	3,000	2,730
	SureWest Communications	4,300	106,468
*	Syniverse Holdings, Inc.	300	4,155
*	TALK America Holdings, Inc.	1,800	14,364
	Telephone & Data Systems, Inc.	9,200	475,272
	Telephone & Data Systems, Inc. Special Shares	10,397	500,616
*	Time Warner Telecom, Inc.	8,100	147,744
*	United States Cellular Corp.	8,856	596,186
* #	US LEC Corp.	6,937	58,479
	USA Mobility, Inc.	8,000	194,720
	Verizon Communications, Inc.	247,556	8,649,607
	Warwick Valley Telephone Co.	1,713	32,119
	Windstream Corp.	21,624	301,439
*	Wireless Facilities, Inc.	5,900	13,806
*	Xeta Corp.	2,700	9,261
Total Telecommunication Services			38,360,233

Utilities — (2.1%)
*	AES Corp.	15,544	363,263
	AGL Resources, Inc.	7,900	303,439
*	Allegheny Energy, Inc.	6,500	288,340
	ALLETE, Inc.	4,944	230,539
	Alliant Energy Corp.	5,300	206,170
#	Ameren Corp.	8,000	437,680
	American Electric Power Co., Inc.	8,072	335,069
	American States Water Co.	3,200	119,680
#	Aqua America, Inc.	7,605	181,836
*	Aquila, Inc.	62,684	287,093
	Artesian Resources Corp. Class A	1,179	22,354
	Atmos Energy Corp.	8,244	270,156
#	Avista Corp.	8,000	215,440
	BIW, Ltd.	200	3,160
	Black Hills Corp.	5,616	200,547
*	Cadiz, Inc.	1,576	32,560
	California Water Service Group	2,900	117,392
	Cascade Natural Gas Corp.	2,176	56,184
#	CenterPoint Energy, Inc.	12,265	200,533
	Central Vermont Public Service Corp.	2,070	44,402
	CH Energy Group, Inc.	2,844	152,467
	Chesapeake Utilities Corp.	1,276	38,471
	Cleco Corp.	9,500	243,485
* #	CMS Energy Corp.	22,500	364,725
	Connecticut Water Services, Inc.	2,607	56,963
	Consolidated Edison, Inc.	10,100	487,022
	Constellation Energy Group	1,400	96,054
	Delta Natural Gas Co., Inc.	596	15,121
	Dominion Resources, Inc.	7,300	589,402
	DPL, Inc.	11,500	321,540
	DTE Energy Co.	7,000	329,630
	Duke Energy Corp.	26,136	829,034
	Duquesne Light Holdings, Inc.	7,400	149,480

66

		Shares	Value†

*	Dynegy, Inc.	40,700	$276,353
	Edison International	6,679	307,100
*	El Paso Electric Co.	8,200	203,688
	Empire District Electric Co.	4,914	118,133
	Energen Corp.	7,400	335,664
	Energy East Corp.	15,600	381,108
	Energy West, Inc.	670	7,725
	EnergySouth, Inc.	1,754	66,933
	Entergy Corp.	4,300	392,676
*	Environmental Power Corp.	1,928	14,460
#	Equitable Resources, Inc.	4,744	205,795
	Exelon Corp.	13,772	836,374
	FirstEnergy Corp.	6,744	403,561
	Florida Public Utilities Co.	1,300	17,485
#	FPL Group, Inc.	8,272	440,898
	Great Plains Energy, Inc.	8,100	256,041
	Green Mountain Power Corp.	649	21,956
	Hawaiian Electric Industries, Inc.	8,200	221,892
	IDACORP, Inc.	7,300	291,927
	KeySpan Corp.	1,400	57,442
	Laclede Group, Inc.	3,400	124,372
*	Maine & Maritimes Corp.	400	5,920
	MDU Resources Group, Inc.	7,092	186,803
	MGE Energy, Inc.	4,100	140,876
	Middlesex Water Co.	3,932	73,096
*	Mirant Corp.	45,600	1,387,152
#	National Fuel Gas Co.	8,972	340,039
	New Jersey Resources Corp.	8,000	414,000
#	Nicor, Inc.	4,444	220,200
	NiSource, Inc.	10,700	263,862
	Northeast Utilities, Inc.	10,232	286,803
	Northwest Natural Gas Co.	4,400	181,456
*	NRG Energy, Inc.	22,900	1,303,468
	NSTAR	9,700	341,246
	OGE Energy Corp.	9,270	363,569
#	Oneok, Inc.	5,700	246,468
	Otter Tail Corp.	5,000	153,700
	Peoples Energy Corp.	4,000	173,560
	Pepco Holdings, Inc.	7,486	191,866
	PG&E Corp.	7,200	330,696
#	Piedmont Natural Gas Co.	8,104	225,858
#	Pinnacle West Capital Corp.	4,000	197,360
#	PNM Resources, Inc.	7,100	217,970
	PPL Corp.	7,844	285,129
	Progress Energy, Inc.	10,016	478,464
	Puget Energy, Inc.	11,700	290,628
#	Questar Corp.	10,372	894,585
*	Reliant Energy, Inc.	52,200	700,524
	RGC Resources, Inc.	500	12,755
	SCANA Corp.	4,616	190,456
	SEMCO Energy, Inc.	7,300	45,333
	Sempra Energy	6,200	337,900
*	Sierra Pacific Resources	22,444	368,530
	SJW Corp.	4,910	172,194
	South Jersey Industries, Inc.	8,372	279,206

67

		Shares	Value†

	Southern Co.	15,272	$553,610
#	Southern Union Co.	11,972	335,575
	Southwest Gas Corp.	7,144	268,186
	Southwest Water Co.	4,535	59,091
	TECO Energy, Inc.	21,300	361,887
	TXU Corp.	9,816	563,340
	UGI Corp.	10,800	304,344
	UIL Holdings Corp.	4,277	183,783
	Unisource Energy Corp.	5,916	217,295
	Unitil Corp.	1,414	36,764
	Vectren Corp.	8,172	233,311
	Westar Energy, Inc.	8,888	236,332
	WGL Holdings, Inc.	8,116	268,234
	Wisconsin Energy Corp.	4,672	218,556
	WPS Resources Corp.	4,672	244,299
#	Xcel Energy, Inc.	16,044	368,370
	York Water Co.	2,141	38,260
Total Utilities			28,363,723

TOTAL COMMON STOCKS			1,209,011,394

RIGHTS/WARRANTS — (0.0%)
*	Caliper Life Sciences, Inc. Warrants 08/10/11	359	578

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.0%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $200,463,259 FHLMC, rates ranging from 5.000% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA 5.660%(r), 06/01/33, valued at $109,240,955) to be repurchased at $106,074,794	$106,059	106,059,180
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $14,990,000 FHLB Bonds, 5.125%, 11/28/08 & 5.550%, 11/06/13, valued at $15,013,284) to be repurchased at $14,550,374	14,548	14,548,232
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $13,807,000 FHLMC 5.82%, 06/01/36, valued at $13,413,576) to be repurchased at $13,216,905	13,215	13,215,000

TOTAL TEMPORARY CASH INVESTMENTS		133,822,412

TOTAL INVESTMENTS - (100.0%) (Cost $1,243,240,562)		$1,342,834,384

See accompanying Notes to Financial Statements.

68

DFA REAL ESTATE SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (83.9%)
Real Estate Investment Trusts — (83.9%)
	Acadia Realty Trust	251,000	$6,520,980
	Agree Realty Corp.	60,100	2,101,697
*	Alexander’s, Inc.	38,700	15,712,200
	Alexandria Real Estate Equities, Inc.	229,900	23,698,092
#	AMB Property Corp.	698,200	42,778,714
	America First Apartment Investors, Inc.	87,136	1,634,671
#	American Campus Communites, Inc.	174,950	5,196,015
	American Land Lease, Inc.	58,800	1,539,972
*	AmeriVest Properties, Inc.	188,600	392,288
	Apartment Investment & Management Co. Class A	769,200	44,336,688
#	Archstone-Smith Trust	1,713,955	102,803,021
#	Ashford Hospitality Trust	548,201	7,192,397
	Associated Estates Realty Corp.	135,600	1,993,320
#	AvalonBay Communities, Inc.	588,000	78,251,040
	BioMed Realty Trust, Inc.	507,060	15,313,212
	BNP Residential Properties, Inc.	76,000	1,827,800
#	Boston Properties, Inc.	900,000	105,345,000
#	Brandywine Realty Trust	711,153	24,997,028
#	BRE Properties, Inc. Class A	407,400	26,334,336
	Camden Property Trust	445,400	35,511,742
#	CBL & Associates Properties, Inc.	510,700	22,011,170
	Cedar Shopping Centers, Inc.	271,900	4,959,456
#	Colonial Properties Trust	362,956	17,770,326
	Columbia Equity Trust, Inc.	107,900	2,033,915
	Commercial Net Lease Realty	447,675	10,677,049
#	Corporate Office Properties Trust	330,700	16,439,097
	Cousins Properties, Inc.	402,200	14,611,926
	Crescent Real Estate Equities, Inc.	810,400	17,407,392
#	Developers Diversified Realty Corp.	866,899	56,157,717
	DiamondRock Hospitality CO	421,649	7,463,187
	Digital Realty Trust, Inc.	352,900	12,859,676
#	Duke Realty Corp.	1,067,300	46,448,896
	EastGroup Properties, Inc.	186,900	10,457,055
	Education Realty Trust, Inc.	209,453	3,294,696
	Entertainment Properties Trust	207,900	12,619,530
	Equity Inns, Inc.	432,300	7,037,844
	Equity Lifestyle Properties, Inc.	186,100	9,671,617
#	Equity Office Properties Trust	2,782,663	134,124,357
#	Equity One, Inc.	573,376	15,641,697
#	Equity Residential	2,326,950	123,933,357
#	Essex Property Trust, Inc.	182,800	24,136,912
	Extra Space Storage, Inc.	473,993	8,730,951
#	Federal Realty Investment Trust	419,300	35,715,974
#	FelCor Lodging Trust, Inc.	489,800	10,780,498

1

		Shares	Value†

	First Industrial Realty Trust, Inc.	347,500	$17,461,875
	First Potomac Realty Trust	189,500	5,819,545
	General Growth Properties, Inc.	1,930,400	106,056,176
#	Glimcher Realty Trust	286,900	7,737,693
#	Global Signal, Inc.	524,200	29,108,826
*	Golf Trust of America, Inc.	40,300	52,390
	Government Properties Trust, Inc.	157,600	1,681,592
	Hersha Hospitality Trust	218,100	2,516,874
	Highland Hospitality Corp.	476,400	6,755,352
	Highwood Properties, Inc.	399,800	16,311,840
*	HMG Courtland Properties, Inc.	2,600	36,140
#	Home Properties, Inc.	258,990	16,008,172
	Hospitality Properties Trust	579,200	29,070,048
#	Host Marriott Corp.	4,085,000	103,023,700
#	HRPT Properties Trust	1,658,200	20,843,574
#	Inland Real Estate Corp.	528,100	10,245,140
	Innkeepers USA Trust	352,400	5,638,400
	Kilroy Realty Corp.	252,600	20,662,680
	Kimco Realty Corp.	1,920,056	89,052,197
	Kite Realty Group Trust	224,700	4,255,818
	Lasalle Hotel Properties	311,800	13,750,380
#	Lexington Corporate Properties Trust	413,500	9,138,350
#	Liberty Property Trust	705,300	36,118,413
#	Mack-Cali Realty Corp.	492,900	26,932,056
	Maguire Properties, Inc.	366,300	15,695,955
*	Malan Realty Investors, Inc.	19,100	14,134
*	Maxus Realty Trust, Inc.	4,125	54,141
	Mid-America Apartment Communities, Inc.	187,600	11,256,000
	Mission West Properties, Inc.	150,900	1,886,250
	Monmouth Real Estate Investment Corp. Class A	153,701	1,275,718
#	New Plan Excel Realty Trust	817,500	23,290,575
	One Liberty Properties, Inc.	73,400	1,804,906
#	Parkway Properties, Inc.	110,900	5,753,492
#	Pennsylvania Real Estate Investment Trust	285,881	11,292,299
#	Post Properties, Inc.	337,100	16,126,864
	ProLogis	1,936,433	126,197,339
	PS Business Parks, Inc.	166,000	11,827,500
#	Public Storage, Inc.	1,310,934	126,216,726
	Ramco-Gershenson Properties Trust	129,200	4,777,816
	Realty Income Corp.	779,200	21,396,832
	Reckson Associates Realty Corp.	632,401	30,595,560
	Regency Centers Corp.	536,200	42,349,076
	Republic Property Trust	48,411	557,211
*	Roberts Realty Investors, Inc.	21,800	171,348
	Saul Centers, Inc.	130,500	7,332,795
	Senior Housing Properties Trust	560,200	12,257,176
#	Simon Property Group, Inc.	1,777,597	181,279,342
#	SL Green Realty Corp.	357,000	48,280,680
	Sovran Self Storage, Inc.	141,000	8,248,500
	Strategic Hotel Capital, Inc.	594,700	12,934,725
	Sun Communities, Inc.	141,000	4,727,730
#	Sunstone Hotel Investors, Inc.	452,500	12,615,700
	Supertel Hospitality, Inc.	92,700	643,338
	Tanger Factory Outlet Centers, Inc.	239,200	9,429,264
	Taubman Centers, Inc.	412,900	20,422,034

2

		Shares	Value†

	The Macerich Co.	560,100	$47,871,747
#	The Mills Corp.	441,500	9,297,990
	UMH Properties, Inc.	76,000	1,178,000
#	United Dominion Realty Trust, Inc.	1,050,100	35,262,358
	Urstadt Biddle Properties, Inc.	50,600	923,450
	Urstadt Biddle Properties, Inc. Class A	144,800	2,755,544
#	U-Store-It Trust	446,200	9,762,856
#	Vornado Realty Trust	1,103,800	139,200,218
#	Washington Real Estate Investment Trust	351,000	15,047,370
#	Weingarten Realty Investors	699,700	33,389,684
	Winston Hotels, Inc.	232,400	3,155,992
	Winthrop Realty Trust	391,700	2,510,797

TOTAL COMMON STOCKS			2,817,808,771

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $523,615,177 FHLMC, rates ranging from 4.941%(r) to 7.500%, maturities ranging from 03/01/33 to 12/01/36 & FNMA, rates ranging from 4.634%(r) to 6.053%(r), maturities ranging from 07/01/16 to 05/01/36, valued at $489,439,660) to be repurchased at $475,254,093	$475,184	475,184,135
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $57,590,000 FHLB Bonds 4.375%, 10/03/08 & 4.160%, 02/01/10, valued at $56,656,769) to be repurchased at $54,792,931	54,785	54,784,865

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $9,549,000 FHLMC 5.50%, 09/01/36, valued at $9,370,841) to be repurchased at $9,233,331	9,232	9,232,000

TOTAL TEMPORARY CASH INVESTMENTS		539,201,000

TOTAL INVESTMENTS — (100.0%)
(Cost $2,174,754,903)		$3,357,009,771

See accompanying Notes to Financial Statements.

3

LARGE CAP INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRALIA — (4.4%)
COMMON STOCKS — (4.4%)
#	ABC Learning Centres, Ltd.	22,532	$132,203
*	AGL Energy	45,094	544,326
	Alinta, Ltd.	51,178	415,881
	Alumina, Ltd.	139,764	700,117
	Amcor, Ltd.	87,058	511,177
	Amcor, Ltd. ADR	1,068	25,322
	AMP, Ltd.	205,713	1,536,784
	Ansell, Ltd.	12,403	114,316
	APN News & Media, Ltd.	49,644	227,120
#	Aristocrat Leisure, Ltd.	49,521	606,522
*	Austar United Communications, Ltd.	284,547	278,881
	Australand Property Group	79,544	121,688
	Australia & New Zealand Banking Group, Ltd.	199,258	4,464,142
	Australia & New Zealand Banking Group, Ltd. Sponsored ADR	4,200	472,962
	Australian Stock Exchange, Ltd.	16,683	478,855
	AWB, Ltd.	33,380	74,980
	AXA Asia Pacific Holdings, Ltd.	244,297	1,260,831
# *	Babcock & Brown Infrastructure Group	133,200	189,027
	Babcock & Brown, Ltd.	15,409	300,624
	Bank of Queensland, Ltd.	9,649	116,979
	Bendigo Bank, Ltd.	10,592	117,591
	BHP Billiton, Ltd.	360,962	7,471,417
	BHP Billiton, Ltd. Sponsored ADR	28,400	1,176,612
	Billabong International, Ltd.	17,806	224,579
	BlueScope Steel, Ltd.	81,938	515,479
	Boral, Ltd.	58,884	343,978
*	Brambles, Ltd.	118,343	1,201,627
	Brickworks, Ltd.	10,834	100,956
	Caltex Australia, Ltd.	29,754	520,266
	Challenger Financial Services Group, Ltd.	39,625	123,695
	Coates Hire, Ltd.	52,886	231,324
	Coca-Cola Amatil, Ltd.	50,128	295,524
	Cochlear, Ltd.	5,059	224,479
	Coles Group, Ltd.	135,872	1,432,770
	Commonwealth Bank of Australia	143,573	5,363,735
	Computershare, Ltd.	51,406	367,074
	CSL, Ltd.	20,231	943,398
	CSR, Ltd.	91,001	229,451
#	DCA Group, Ltd.	40,864	110,542
	Downer EDI, Ltd.	25,121	138,926
# *	Fortescue Metals Group, Ltd.	50,976	430,819
	Foster’s Group, Ltd.	227,083	1,197,389
# *	Hardman Resources, Ltd.	33,188	53,974
	Harvey Norman Holdings, Ltd.	128,448	407,790

1

		Shares	Value††
	Iluka Resources, Ltd.	20,985	$115,893
	Insurance Australia Group, Ltd.	188,541	858,261
	James Hardie Industries NL	43,241	287,439
#	John Fairfax Holdings, Ltd.	116,578	477,527
	Leighton Holdings, Ltd.	30,749	495,123
	Lend Lease Corp., Ltd.	707	9,762
	Lion Nathan, Ltd.	63,050	402,267
*	Macquarie Airports	69,300	193,844
	Macquarie Bank, Ltd.	26,762	1,532,386
*	Macquarie Communications Infrastructure Group	31,600	159,832
	Macquarie Infrastructure Group	92,355	255,138
	Mayne Pharma, Ltd.	58,769	190,812
	Metcash Limited	115,235	413,375
	Minara Resources, Ltd.	28,511	132,523
	Mirvac, Ltd.	108,668	453,695
	Multiplex Group	59,010	181,333
	National Australia Bank, Ltd.	178,139	5,491,208
	National Australia Bank, Ltd. Sponsored ADR	2,900	446,397
	Newcrest Mining, Ltd.	35,457	724,542
#	Nufarm, Ltd.	14,411	108,508
	Onesteel, Ltd.	54,872	190,247
#	Orica, Ltd.	30,390	574,448
#	Origin Energy, Ltd.	78,951	468,968
	Oxiana, Ltd.	124,182	324,691
# *	Paladin Resources, Ltd.	101,022	560,256
	Paperlinx, Ltd.	42,570	132,469
	Perpetual Trustees Australia, Ltd.	3,869	224,956
	Promina Group, Ltd.	107,754	554,970
	Publishing and Broadcasting, Ltd.	75,939	1,247,600
#	Qantas Airways, Ltd.	364,242	1,419,011
	QBE Insurance Group, Ltd.	86,069	1,754,832
	Ramsay Health Care, Ltd.	14,888	129,564
	Rinker Group, Ltd.	104,478	1,530,580
#	Rio Tinto, Ltd.	49,775	2,902,461
	Santos, Ltd.	60,572	489,253
	Seven Network, Ltd.	3,746	31,244
	Sigma Pharmaceuticals, Ltd.	55,175	119,685
	Sims Group, Ltd.	7,814	123,078
	Sonic Healthcare, Ltd.	25,691	269,365
#	St. George Bank, Ltd.	60,819	1,562,786
#	Suncorp-Metway, Ltd.	66,602	1,073,326
*	Sydney Roads Group	29,561	26,237
	Symbion Health, Ltd.	60,235	167,282
	TABCORP Holdings, Ltd.	62,980	809,863
*	Tattersall’s, Ltd.	46,526	139,689
	Telstra Corp., Ltd.	876,734	2,600,903
*	Telstra Corp., Ltd.	438,367	809,287
	Toll Holdings, Ltd.	55,946	742,077
*	Tower Australia Group, Ltd.	28,186	52,258
	Transurban Group	82,024	473,153
	United Group, Ltd.	31,665	348,150
*	Virgin Blue Holdings, Ltd.	90,396	150,974
	Washington H. Soul Pattinson & Co., Ltd.	18,899	129,271
	Wesfarmers, Ltd.	44,126	1,217,104

2

		Shares	Value††
#	West Australian Newspapers Holdings, Ltd.	26,425	$237,767
*	Westfield Group	35	530
	Westfield Group Stapled	1,185	18,161
	Westpac Banking Corp.	197,934	3,798,195
	Westpac Banking Corp. Sponsored ADR	2,500	240,000
	Woodside Petroleum, Ltd.	70,327	2,090,970
	Woolworths, Ltd.	132,965	2,304,514
#	WorleyParsons, Ltd.	16,683	251,315
	Zinifex, Ltd.	47,500	635,153
TOTAL COMMON STOCKS			81,652,640

RIGHTS/WARRANTS — (0.0%)
*	Tower Australia Group, Ltd. Rights 12/14/06	12,032	7,262

TOTAL — AUSTRALIA			81,659,902

AUSTRIA — (0.4%)
COMMON STOCKS — (0.4%)
	Boehler-Uddeholm AG	3,944	251,186
*	BWIN Interactive Entertainment AG	2,186	48,471
	Erste Bank der Oesterreichischen Sparkassen AG	27,631	2,017,362
	EVN AG	1,049	120,211
*	IMMOFINANZ Immobiliem Anlagen AG	8,273	108,857
	Oesterreichische Elektrizitaetswirtschafts AG	8,100	406,898
	OMV AG	17,280	929,627
*	Raiffeisen International Bank-Holding AG	4,336	512,153
	Telekom Austria AG	35,563	944,148
	Uniqa Versicherungen AG	7,460	242,050
	Voestalpine AG	9,359	465,880
*	Wiener Staedtische Versicherung AG	1,540	105,844
	Wienerberger AG	8,679	463,043

TOTAL — AUSTRIA			6,615,730

BELGIUM — (0.7%)
COMMON STOCKS — (0.7%)
	Ackermans & Van Haaren SA	5,007	369,927
	AGFA-Gevaert NV, Mortsel	10,485	249,795
	Bekaert SA	1,924	223,338
	Colruyt SA	1,700	321,995
*	Cumerio - Strip	55	4
	Delhaize Group	4,997	398,477
	Delhaize Group Sponsored ADR	3,100	247,132
	Dexia SA	65,150	1,781,118
	Distrigaz	29	168,742
	Fortis AG	132,383	5,405,946
	InBev NV	29,842	1,962,284
	Mobistar SA	3,728	313,663
	Solvay SA	6,809	970,028
*	Suez SA Strip VVPR	11,992	159
	UCB SA	9,280	589,139
	Umicore	1,748	263,283
TOTAL COMMON STOCKS			13,265,030

3

		Shares	Value††
RIGHTS/WARRANTS — (0.0%)
*	Umicore Strip VVPR	55	$4

TOTAL — BELGIUM			13,265,034

CANADA — (6.4%)
COMMON STOCKS — (6.4%)
	AGF Management, Ltd. Class B Non-Voting	9,000	198,984
	Agnico Eagle Mines, Ltd.	14,600	641,247
	Agrium, Inc.	21,900	674,421
	Alcan, Inc.	49,133	2,357,592
	Alimentation Couche-Taro, Inc. Subordinated Voting Class B	14,900	331,387
*	Alliance Atlantis Communications, Inc. Series B Non-Voting	3,300	116,651
	Astral Media, Inc. Class A	6,100	209,057
	Atco, Ltd. Class 1 Non-Voting	4,700	190,914
	AUR Resources, Inc.	12,600	267,545
#	Bank of Montreal	94,488	5,654,967
#	Bank of Nova Scotia	114,627	5,213,192
	Barrick Gold Corp.	110,300	3,460,487
#	BCE, Inc.	35,250	866,396
*	Bema Gold Corp.	47,700	258,538
	Biovail Corp.	15,600	276,744
*	Bombardier, Inc. Class B	180,500	602,167
#	Brookfield Asset Management, Inc. Series A Limited Voting	22,350	1,066,178
	Brookfield Properties Corp.	13,425	538,505
	CAE, Inc.	40,033	368,063
	Cameco Corp.	40,200	1,525,914
	Canada Bread Co., Ltd.	200	9,579
#	Canadian Imperial Bank of Commerce	38,700	3,044,696
#	Canadian National Railway Co.	67,200	3,158,026
	Canadian National Resources, Ltd.	61,600	3,343,083
	Canadian Pacific Railway, Ltd.	17,400	969,299
#	Canadian Tire Corp. Class A Non-Voting	12,200	776,941
#	Canadian Utilities, Ltd. Class A Non-Voting	11,200	438,075
*	Canfor Corp.	8,800	80,137
	Canfor Pulp Income Fund	1,311	13,775
*	Celestica, Inc. Subordinate Voting	28,200	257,789
*	CGI Group, Inc.	17,800	122,818
*	Cognos, Inc.	4,400	180,038
*	Compton Petroleum Corp.	10,000	105,775
	Corus Entertainment, Inc. Class B Non-Voting	4,300	152,865
*	Domtar, Inc.	20,100	144,319
*	Duvernay Oil Corp.	5,400	176,083
*	Eldorado Gold Corp.	37,800	213,816
	Emera, Inc.	4,200	82,893
	Empire Co., Ltd. Class A Non-Voting	2,600	92,886
#	Enbridge, Inc.	38,700	1,363,929
	EnCana Corp.	105,300	5,505,418
	Ensign Energy Services, Inc.	13,500	232,634
#	Fairfax Financial Holdings, Inc. Subordinate Voting	1,000	184,064
	Finning International, Inc.	9,300	363,596
*	First Calgary Petroleums, Ltd. Class A	25,700	158,649

4

		Shares	Value††
	First Quantum Minerals, Ltd.	8,400	$440,723
#	Fortis, Inc.	12,200	300,714
*	Four Seasons Hotels, Inc.	2,800	225,927
	George Weston, Ltd.	6,700	417,529
	Gerdau Ameristeel Corp.	14,100	140,130
*	Gildan Activewear, Inc.	6,300	347,036
	Goldcorp, Inc.	69,820	2,175,819
#	Great West Lifeco, Inc.	33,700	981,447
#	Husky Energy, Inc.	15,900	1,090,815
*	IAMGOLD Corp.	36,600	350,922
#	IGM Financial, Inc.	12,900	545,910
#	Imperial Oil, Ltd.	41,727	1,568,530
	Industrial Alliance Insurance & Financial Services, Inc.	5,900	185,465
	ING Canada, Inc.	13,600	648,889
	Inmet Mining Corp.	5,400	302,614
	Ipsco, Inc.	5,318	544,303
	Jean Coutu Group PJC, Inc. Class A Subordinate Voting	7,500	77,295
*	Kinross Gold Corp.	43,900	549,687
*	Lionore Mining International, Ltd.	47,600	490,984
	Loblaw Companies, Ltd.	13,600	566,602
*	MacDonald Dettweiler & Associates, Ltd.	4,600	165,947
	Magna International, Inc. Class A	13,019	1,000,550
	Manitoba Telecom Services, Inc.	2,400	93,600
#	Manulife Financial Corp.	195,800	6,473,804
	MDS, Inc.	15,154	278,253
*	Meridian Gold, Inc.	10,400	320,546
	Methanex Corp.	11,600	286,940
	Metro, Inc. Class A Subordinate Voting	12,400	390,767
	Mi Developments, Inc.	5,100	185,191
#	National Bank of Canada	17,800	989,244
	New Maple Leaf Foods, Inc.	6,700	72,394
	Nexen, Inc.	30,050	1,644,521
	Niko Resources, Ltd.	4,200	294,576
	Norbord, Inc.	2,400	19,018
*	Nortel Networks Corp.	212,600	456,083
	Northbridge Financial Corp.	2,700	73,171
	Nova Chemicals Corp.	6,300	183,586
	Novelis, Inc.	7,800	211,725
	Onex Corp.	11,800	291,474
*	OPTI Canada, Inc.	18,400	317,878
*	Pan Amer Silver Corp.	6,300	163,175
*	Paramont Resources, Ltd. Class A	7,900	185,178
	Petro-Canada	58,500	2,638,019
	Potash Corp. of Saskatchewan, Inc.	13,000	1,830,962
#	Power Corp. of Canada, Ltd.	37,800	1,174,992
	Power Financial Corp.	28,400	931,788
	Quebecor World, Inc.	8,800	102,097
	Quebecor, Inc. Class B Subordinate Voting	4,500	126,168
	Ritchie Brothers Auctioneers, Inc.	3,000	162,445
	Rogers Communications, Inc. Class B Non-Voting	29,900	1,829,004
*	RONA, Inc.	12,100	226,733
	Rothmans, Inc.	1,200	21,961
#	Royal Bank of Canada	218,140	10,169,234
	Russel Metals, Inc.	6,600	169,269

5

		Shares	Value††
	Saputo, Inc.	5,100	$169,963
	Shaw Communictions, Inc. Class B Non-Voting	21,600	672,559
#	Shell Canada, Ltd.	26,400	1,003,249
	Sherritt International Corp.	14,600	157,883
	Shoppers Drug Mart Corp.	20,800	902,447
# *	Silver Wheaton Corp.	19,000	222,932
	SNC-Lavalin Group, Inc.	19,100	540,028
	Sobeys, Inc.	2,400	82,483
#	Sun Life Financial, Inc.	73,300	3,130,838
	Suncor Energy, Inc.	59,091	4,667,571
#	Talisman Energy, Inc.	126,000	2,117,193
	Teck Cominco Class B	27,330	2,052,053
	Telus Corp.	17	833
#	The Thomson Corp.	31,000	1,323,278
	Toromont Industries, Ltd.	4,900	97,781
#	Toronto Dominion Bank	93,315	5,468,739
	Torstar Corp. Class B Non-Voting	5,800	91,872
#	Transalta Corp.	23,300	524,737
#	TransCanada Corp.	45,313	1,536,686
	Transcontinental, Inc. Class A	6,600	128,585
	Trican Well Service, Ltd.	5,600	112,485
	TSX Group, Inc.	8,000	321,107
*	UTS Energy Corp.	41,100	152,949
	West Fraser Timber Co., Ltd.	3,000	112,535
	Yamana Gold, Inc.	26,000	335,117

TOTAL — CANADA			117,347,669

DENMARK — (0.7%)
COMMON STOCKS — (0.7%)
	A P Moller - Maersk A.S.	325	3,048,040
	Carlsberg A.S. Series B	3,475	331,929
	Codan A.S.	1,450	126,255
#	Coloplast A.S.	3,540	311,651
#	Dampskibsselskabet Torm A.S.	1,700	104,342
	Danisco A.S.	4,350	373,505
	Danske Bank A.S.	46,956	2,050,302
	DSV A.S.	1,980	350,567
	East Asiatic Co., Ltd.	2,525	148,083
	FLSmidth & Co. A.S.	4,500	262,503
#	GN Great Nordic A.S.	21,220	302,150
	Group 4 Securicor PLC	28,536	95,960
	H. Lundbeck A.S.	17,802	452,485
*	Jyske Bank A.S.	7,260	476,245
	NKT Holding A.S.	2,000	164,421
	Novo-Nordisk A.S. Series B	24,250	1,874,725
	Novo-Nordisk A.S. Sponsored ADR	3,800	294,310
	Novozymes A.S. Series B	4,880	411,490
	Rockwool International A.S.	400	62,723
	Sydbank A.S.	5,940	252,844
*	Topdanmark A.S.	2,400	383,186
*	Vestas Wind Systems A.S.	21,466	830,113
*	William Demant Holding	3,260	259,608

TOTAL — DENMARK			12,967,437

6

		Shares	Value††
FINLAND — (1.2%)
COMMON STOCKS — (1.2%)
	Cargotec Oyj Series B	3,100	$153,182
	Elisa Oyj	17,663	460,595
	Fortum Oyj	113,088	3,314,488
	Kesko Oyj	6,400	327,775
	Kone Oyj Series B	10,280	526,751
*	Metso Corp. Sponsored ADR	2,600	120,432
	Metso Oyj	10,444	483,069
#	Neste Oil Oyj	28,272	914,781
	Nokia Oyj	422,721	8,550,170
	Nokia Oyj Sponsored ADR	28,200	570,204
	Nokian Renkaat Oyj	8,700	180,616
	OKO Bank P.L.C. Class A	8,700	140,405
*	Oriola-KD Oyj	4,200	14,517
*	Oriola-KD Oyj	6,900	23,930
*	Orion Oyj Series A	4,200	87,710
*	Orion Oyj Series B	6,900	143,671
	Outokumpu Oyj Series A	19,700	663,025
	Rautaruukki Oyj Series K	8,700	318,451
	Sampo Oyj	61,500	1,560,169
#	SanomaWSOY Oyj	15,794	438,232
	Stockmann Oyj Abp Series A	1,020	48,897
	Stockmann Oyj Abp Series B	1,950	94,598
	Stora Enso Oyj Series R	67,900	1,061,660
#	TietoEnator Oyj	7,060	201,570
	UPM-Kymmene Oyj	45,800	1,146,260
	UPM-Kymmene Oyj Sponsored ADR	9,900	247,995
#	Wartsila Corp. Oyj Series B	6,750	326,604
	YIT Oyj	11,100	289,458

TOTAL — FINLAND			22,409,215

FRANCE — (8.2%)
COMMON STOCKS — (8.2%)
	Accor SA	20,934	1,524,336
	Air France-KLM	24,260	970,375
	Air Liquide SA	12,743	2,890,413
	Air Liquide SA Primes De Fid 02	12,644	2,861,725
	Alcatel SA	135,772	1,811,816
*	Alstom SA	10,690	1,248,387
	Assurances Generales de France (AGF)	15,535	2,309,641
*	Atos Origin	7,666	432,543
	AXA SA	169,056	6,422,887
	AXA SA ADR	22,100	840,242
*	BioMerieux	1,600	105,932
	BNP Paribas SA	100,729	10,881,984
#	Bourbon SA	5,080	273,344
	Bouygues SA	25,936	1,544,508
*	Business Objects SA	6,803	263,555
	Capgemini SA	13,671	835,254
	Carrefour SA	66,715	4,179,948

7

		Shares	Value††
#	Casino Guichard Perrachon SA	10,202	$933,342
	Cie Generale D’Optique Essilor Intenational SA	10,525	1,132,026
	Ciments Francais SA	1,006	188,515
	Clarins SA	1,524	112,418
#	CNP Assurances	5,040	528,959
	Compagnie de Saint-Gobain	34,334	2,748,676
# *	Compagnie Generale de Geophysique SA	4,305	864,409
	Credit Agricole SA	68,707	2,917,502
	Dassault Systemes SA	9,666	527,127
#	Dior (Christian) SA	17,202	1,812,708
	Eiffage SA	6,330	646,842
	Esso SA	286	62,522
*	Establissements Maurel Et Prom	3,414	77,397
	Euler Hermes SA	3,120	427,864
	European Aeronautic Defence & Space Co.	25,278	746,705
	Fimalac SA	3,197	291,016
	France Telecom SA	231,887	6,045,320
	Generale des Establissements Michelin SA Series B	15,210	1,323,983
	Groupe Danone	26,403	4,070,612
#	Havas SA	27,830	153,658
	Hermes International SA	12,027	1,309,816
	Iliad SA	4,500	393,330
#	Imerys SA	5,342	468,876
	JC Decaux SA	18,441	522,538
	Klepierre SA	1,862	302,636
	LaFarge SA	17,353	2,528,725
	Lafarge SA Prime Fidelity	8,912	1,294,742
	Lagardere S.C.A. SA	10,889	800,333
#	L’Oreal SA	64,016	6,467,218
#	LVMH (Louis Vuitton Moet Hennessy)	43,990	4,575,983
	M6 Metropole Television	10,023	343,032
	Neopost SA	3,543	456,182
	Pernod-Ricard SA	7,915	1,756,014
	Peugeot SA	16,477	1,027,883
#	PPR SA	9,979	1,526,410
	Publicis Groupe	14,334	555,358
	Remy Cointreau SA	2,257	135,875
	Renault SA	20,388	2,451,380
*	Rhodia SA	124,925	402,029
	Safran SA	16,219	349,247
	Sanofi - Aventis	111,839	9,852,282
	Sanofi - Aventis ADR	8,000	352,080
	Schneider Electric SA	23,650	2,569,099
#	SCOR SA	75,709	216,513
	SEB SA Prime Fidelity	990	140,288
	Societe BIC SA	3,600	245,583
	Societe Generale Paris	41,261	6,934,481
	Societe Television Francaise 1	17,323	641,297
	Sodexho Alliance SA	11,496	674,841
	STMicroelectronics NV	24,397	441,535
	Suez (ex Suez Lyonnaise des Eaux)	98,301	4,724,391
	Technip SA	8,071	567,513
	Thales SA	16,134	772,904
	Thomson	20,078	372,486

8

		Shares	Value††
#	Total SA	235,328	$16,772,107
	Total SA Sponsored ADR	2,300	164,358
	Unibail SA	4,413	1,042,374
#	Valeo SA	6,734	269,518
	Vallourec (Usines A Tubes de Lorraine Escaut et Vallourec Reunies)	3,010	815,614
	Veolia Environnement SA	34,982	2,321,184
#	Vinci SA	24,590	3,097,913
	Vivendi SA	131,137	5,057,676
	Wendel Investissement	4,149	620,421
	Zodiac SA	4,549	279,211

TOTAL — FRANCE			151,621,767

GERMANY — (6.1%)
COMMON STOCKS — (6.1%)
	Adidas-Salomon AG	22,171	1,090,841
	Allianz SE	40,153	7,828,155
*	Allianz SE ADR	91,586	1,790,506
	Altana AG	14,018	818,832
	AMB Generali Holding AG	5,721	820,870
	BASF AG	54,907	5,075,790
	BASF AG Sponsored ADR	1,200	111,132
	Bayer AG	67,562	3,502,201
	Bayerische Motoren Werke (BMW) AG	59,234	3,262,742
	Beiersdorf AG	34,704	2,050,668
	Celesio AG	19,324	988,452
	Commerzbank AG	68,726	2,483,609
	Continental AG	14,256	1,626,183
	DaimlerChrysler AG	90,972	5,303,995
	Deutsche Bank AG	50,797	6,569,934
	Deutsche Bank AG ADR	4,200	543,312
	Deutsche Boerse AG	11,322	1,904,698
	Deutsche Lufthansa AG	43,579	1,095,046
	Deutsche Post AG	142,508	4,246,999
*	Deutsche Postbank AG	6,500	546,098
	Deutsche Telekom AG	354,516	6,301,131
	E.ON AG	65,458	8,422,718
	E.ON AG ADR	30,450	1,306,305
#	Fraport AG	9,524	671,483
*	Freenet.De AG	2,562	77,278
	Fresenius Medical Care AG & Co.	6,632	891,914
	GEA Group AG	14,061	279,784
*	Hannover Rueckversicherung AG	12,626	531,715
	Heidelberger Druckmaschinen AG	6,690	290,584
	Henkel KGAA	4,250	532,174
	Hochtief AG	7,146	480,011
	Hugo Boss AG	808	41,978
	Hypo Real Estate Holding AG	14,782	864,141
*	Infineon Technologies AG	62,295	807,639
*	Infineon Technologies AG ADR	21,400	276,702
	IVG Immobilien AG	9,036	353,373
	K&S AG	3,513	342,753
# *	KarstadtQuelle AG	10,229	284,759

9

		Shares	Value††
*	Lanxess AG	4,179	$220,650
	Linde AG	11,612	1,145,413
	MAN AG	17,073	1,641,300
	Merck KGAA	4,005	437,736
	Metro AG	36,404	2,272,481
	Munchener Rueckversicherungs-Gesellschaft AG	23,305	3,809,659
	Puma AG Rudolf Dassler Sport	1,390	505,560
	Rheinmetall AG	3,270	227,786
	Rhoen-Klinikum AG	5,477	247,145
	RWE AG	800	76,333
#	RWE AG (Neu) Series A	51,140	5,836,719
	Salzgitter AG	3,169	382,541
	SAP AG	25,996	5,431,877
*	SAP AG Sponsored ADR	2,600	135,772
	Schwarz Pharma AG	2,790	338,161
#	Siemens AG	83,409	7,965,551
	Siemens AG ADR	19,600	1,870,820
	Stada Arzneimittel AG	5,639	299,697
	Suedzucker AG	20,328	495,415
	ThyssenKrupp AG	44,279	1,717,051
#	TUI AG	28,417	600,722
	United Internet AG	14,268	218,521
#	Volkswagen AG	24,379	2,663,163

TOTAL — GERMANY			112,956,578

GREECE — (0.5%)
COMMON STOCKS — (0.5%)
	Agricultural Bank of Greece S.A.	11,076	57,162
	Alpha Bank A.E.	42,816	1,337,650
	Coca-Cola Hellenic Bottling Co. S.A.	16,870	617,193
	Cosmote Mobile Telecommunications S.A.	21,450	596,953
	EFG Eurobank Ergasias S.A.	25,044	895,603
*	Emporiki Bank of Greece S.A.	7,020	215,752
	Hellenic Petroleum S.A.	15,660	207,365
*	Hellenic Telecommunication Organization Co. S.A.	33,920	985,623
	Motor Oil (Hellas) Corinth Refineries S.A.	9,785	254,056
	National Bank of Greece	35,025	1,607,214
	National Bank of Greece S.A. ADR	35,000	323,750
	Piraeus Bank S.A.	23,143	692,988
	Public Power Corp.	15,920	393,549
	Titan Cement Co. S.A.	9,080	491,840

TOTAL — GREECE			8,676,698

HONG KONG — (1.7%)
COMMON STOCKS — (1.7%)
#	ASM Pacific Technology, Ltd.	17,000	92,910
	Bank of East Asia, Ltd.	161,747	870,708
	Cathay Pacific Airways, Ltd.	221,000	525,715
	Chaoda Modern Agriculture (Holdings), Ltd.	216,000	134,748
	Cheung Kong Holdings, Ltd.	167,600	1,976,956
	Cheung Kong Infrastructure Holdings, Ltd.	129,000	392,371
	China Mengniu Dairy Co., Ltd.	134,000	293,990

10

		Shares	Value††
	China Merchants Holdings (International) Co., Ltd.	109,493	$364,623
	China Netcom Group Corp. (Hong Kong), Ltd.	389,000	773,975
	China Overseas Land & Investment, Ltd.	344,000	374,787
	China Resources Land, Ltd.	200,000	202,905
	China Resources Power Holdings Co., Ltd.	176,000	220,451
	China State Construction International Holdings, Ltd.	1,111	697
	China Travel International Investment Hong Kong, Ltd.	218,000	57,341
	China Unicom, Ltd.	642,000	740,834
#	CITIC International Financial Holdings, Ltd.	84,000	65,025
	Citic Pacific, Ltd.	103,000	341,208
	CLP Holdings, Ltd.	199,900	1,327,328
	CNOOC, Ltd.	2,166,500	1,920,859
	CNPC (Hong Kong), Ltd.	190,000	100,805
	COFCO International, Ltd.	118,000	103,099
	Dah Sing Banking Group, Ltd.	70,720	162,615
	Dah Sing Financial Holdings, Ltd.	12,059	109,524
	Esprit Holdings, Ltd.	107,041	1,108,533
	First Pacific Co., Ltd.	202,000	102,472
# *	Foxconn International Holdings, Ltd.	452,000	1,360,517
*	Galaxy Entertainment Group, Ltd.	144,000	155,064
	Giordano International, Ltd.	98,000	49,667
	Global Bio-Chem Technology Group Co., Ltd.	108,000	35,272
	GOME Electrical Appliances Holdings, Ltd.	82,000	62,706
	Great Eagle Holdings, Ltd.	26,000	78,636
	Guangzhou Investment Co., Ltd.	624,000	156,487
	Hang Lung Group, Ltd.	84,000	213,308
	Hang Seng Bank, Ltd.	131,100	1,747,272
	Henderson Investment, Ltd.	137,000	241,987
	Henderson Land Development Co., Ltd.	117,000	649,922
	Hengan International Group Co., Ltd.	48,000	115,012
	Hong Kong and China Gas Co., Ltd.	397,000	877,133
	Hong Kong and Shanghai Hotels, Ltd.	67,834	104,542
	Hong Kong Electric Holdings, Ltd.	155,207	731,805
	Hopewell Highway Infrastructure, Ltd.	236,000	194,587
	Hopewell Holdings, Ltd.	59,000	196,292
	Hopson Development Holdings, Ltd.	50,000	122,810
*	Hutchison Telecommunications International, Ltd.	184,000	401,359
	Hutchison Whampoa, Ltd.	256,500	2,408,252
	Hysan Development Co., Ltd.	55,008	145,105
	Industrial & Commercial Bank of China (Asia), Ltd.	24,000	42,824
	Johnson Electric Holdings, Ltd.	168,000	126,763
	Kerry Properties, Ltd.	42,263	170,202
	Kingboard Chemical Holdings, Ltd.	44,000	177,361
	Kowloon Development Co., Ltd.	57,000	112,561
#	Lee & Man Paper Manufacturing, Ltd.	78,000	197,284
#	Lenova Group, Ltd.	302,000	121,415
	Li & Fung, Ltd.	216,000	625,626
	Li Ning Co., Ltd.	62,000	82,507
	Lifestyle International Holdings, Ltd.	66,000	148,339
	Melco International Development, Ltd.	56,000	157,834
	MTR Corp., Ltd.	232,795	577,534
	New World China Land, Ltd.	165,200	100,102
	New World Development Co., Ltd.	161,762	294,908
#	NWS Holdings Ltd.	93,740	214,396

11

	Shares	Value††
PCCW, Ltd.	235,265	$152,735
Prime Success International Group, Ltd.	130,000	108,296
Shanghai Industrial Holdings, Ltd.	39,000	82,888
Shangri-La Asia, Ltd.	148,913	381,803
Shun Tak Holdings, Ltd.	80,000	125,230
Sino Land Co., Ltd.	188,317	352,900
Sinochem Hong Kong Holdings, Ltd.	264,000	107,619
Sun Hung Kai & Co., Ltd.	112,000	112,897
Sun Hung Kai Properties, Ltd.	142,706	1,613,668
Techtronic Industries Co., Ltd.	86,500	115,589
Television Broadcasts, Ltd.	25,000	141,558
Texwinca Holdings, Ltd.	34,000	22,961
Tingyi (Cayman Islands) Holding Corp.	118,000	99,106
Transport International Holdings, Ltd.	17,600	100,833
Vtech Holdings, Ltd.	15,000	94,331
Wharf Holdings, Ltd.	136,542	477,361
Wheelock and Co., Ltd.	70,000	127,728
Wheelock Properties, Ltd.	110,000	98,025
Wing Hang Bank, Ltd.	16,500	174,120
Wing Lung Bank, Ltd.	8,000	76,865
Yue Yuen Industrial (Holdings), Ltd.	78,500	248,087

TOTAL — HONG KONG		30,376,470

IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Allied Irish Banks P.L.C.	83,158	2,324,413
Allied Irish Banks P.L.C. ADR	7,500	421,950
Anglo Irish Bank Corp. P.L.C.	71,929	1,368,923
Bank of Ireland P.L.C.	92,665	1,998,721
Bank of Ireland P.L.C. Sponsored ADR	2,800	242,452
C&C Group P.L.C.	29,918	456,951
CRH P.L.C.	50,877	1,923,963
# CRH P.L.C. Sponsored ADR	5,350	205,440
* Elan Corp. P.L.C.	38,336	553,631
* Elan Corp. P.L.C. ADR	5,700	82,479
Grafton Group P.L.C.	10,579	154,735
IAWS Group P.L.C.	9,927	244,701
Independent News & Media P.L.C.	79,351	286,603
Irish Life & Permanent P.L.C.	30,976	781,379
Kerry Group P.L.C.	22,953	556,051
Kingspan Group P.L.C.	11,888	265,667
* Ryanair Holdings P.L.C.	16,760	209,575

TOTAL — IRELAND		12,077,634

ITALY — (3.3%)
COMMON STOCKS — (3.3%)
ACEA SpA	7,694	147,358
AEM SpA	102,681	327,939
# Alleanza Assicurazioni SpA	52,431	666,075
ASM SpA	74,248	388,087
Assicurazioni Generali SpA, Trieste	109,164	4,757,601
Autogrill SpA, Novara	14,752	258,511

12

		Shares	Value††
	Autostrade SpA	40,846	$1,265,911
	Banca CR Firenze	117,766	390,558
	Banca Intesa SpA	453,153	3,207,743
*	Banca Italease	4,000	225,167
	Banca Monte Dei Paschi di Siena SpA	176,149	1,127,885
	Banca Popolare di Milano Scarl	41,017	666,571
*	Banca Popolare Italiana	52,818	740,585
	Banche Popolari Unite Scpa	38,818	1,074,692
#	Banco Popolare di Verona e Novara SpA	33,593	946,329
	Benetton Group SpA	5,718	104,602
	Bulgari SpA	16,639	235,107
	Buzzi Unicem SpA	5,787	155,818
	Capitalia SpA	178,013	1,641,824
	CIR SpA (Cie Industriale Riunite), Torino	34,312	114,217
	Compagnia Assicuratrice Unipol SpA	114,185	403,494
	Credito Bergamasco SpA	3,418	139,929
	Credito Emiliano SpA	25,277	363,166
	Davide Campari - Milano SpA	26,746	267,527
	Enel SpA	461,796	4,716,317
	Enel SpA Sponsored ADR	9,800	499,898
	Eni SpA	285,395	9,379,883
#	Eni SpA Sponsored ADR	11,000	725,120
	ERG SpA	4,499	107,560
#	Fastweb	6,895	358,585
# *	Fiat SpA	59,319	1,105,323
*	Fiat SpA Sponsored ADR	4,000	74,840
#	Fondiaria - Sai SpA	7,144	329,055
*	Geox SpA	11,000	168,614
#	Gruppo Editoriale L’Espresso SpA	21,573	116,080
	Hera SpA	76,919	327,343
#	Italcementi SpA	8,940	243,030
	Italmobiliare SpA	449	45,004
	Lottomatica SpA	2,664	104,896
	Luxottica Group SpA	40,566	1,232,860
	Mediaset SpA	83,030	986,110
	Mediobanca SpA	34,000	814,073
	Mediolanum SpA	44,701	359,200
	Milano Assicurazioni SpA	14,260	114,667
	Mondadori (Arnoldo) Editore SpA	13,860	139,206
	Pirelli & C.Real Estate SpA	1,079	74,525
	Saipem SpA	30,650	774,764
	SanPaolo IMI SpA	107,452	2,382,352
	SanPaolo IMI SpA Sponsored ADR	13,100	580,461
	Seat Pagine Gialle SpA	429,123	248,810
	Snam Rete Gas SpA	142,784	790,212
#	Societe Cattolica di Assicurazoni Scarl SpA	4,390	244,244
#	Telecom Italia Media SpA	107,998	52,596
	Telecom Italia SpA	873,104	2,656,223
*	Telecom Italia SpA Sponsored ADR	13,780	421,668
	Terna SpA	105,000	348,714
	Tod’s SpA	1,437	115,428
	UniCredito Italiano SpA	878,092	7,601,973
	Unicredito Italiano SpA	329,159	2,844,736
	Valentino Fashion Group SpA	6,000	235,081

TOTAL COMMON STOCKS			60,936,147

13

	Shares	Value††
PREFERRED STOCKS — (0.0%)
* Fiat SpA	3,000	$46,735

TOTAL — ITALY		60,982,882

JAPAN — (19.6%)
COMMON STOCKS — (19.6%)
Adeka Corp.	8,000	77,973
Aderans Co., Ltd.	3,200	76,507
Advantest Corp.	14,740	769,441
Advantest Corp. ADR	1,600	83,840
AEON Co., Ltd.	73,100	1,713,954
Aeon Mall Co., Ltd.	5,600	293,569
# Aichi Steel Corp.	10,000	59,853
Aioi Insurance Co., Ltd.	63,000	436,038
Air Water, Inc.	9,000	87,537
Aisin Seiki Co., Ltd.	25,600	803,166
Ajinomoto Co., Inc.	69,000	832,207
Alfresa Holdings Corp.	2,400	153,362
All Nippon Airways Co., Ltd.	190,000	695,733
Alpine Electronics, Inc.	2,500	37,256
Alps Electric Co., Ltd.	17,000	164,738
Amada Co., Ltd.	41,000	413,791
Amano Corp.	5,000	61,439
AOC Holdings, Inc.	3,600	63,965
Aoyama Trading Co., Ltd.	5,500	154,248
Asahi Breweries, Ltd.	42,900	618,109
Asahi Glass Co., Ltd.	110,000	1,294,273
Asahi Kasei Corp.	131,000	840,273
Asatsu-Dk, Inc.	2,600	81,329
Asics Corp.	16,000	202,207
Astellas Pharma, Inc.	61,255	2,670,254
Autobacs Seven Co., Ltd.	2,500	90,412
Bank of Yokohama, Ltd.	135,000	1,027,471
Benesse Corp.	7,700	291,659
Bosch Corp.	30,000	165,809
Bridgestone Corp.	75,000	1,629,158
Brother Industries, Ltd.	25,000	326,129
Calsonic Kansei Corp.	15,000	93,473
Canon Marketing Japan, Inc.	7,000	160,562
Canon, Inc.	127,500	6,705,919
Canon, Inc. ADR	2,950	155,259
Casio Computer Co., Ltd.	18,000	411,279
Central Glass Co., Ltd.	14,000	81,108
Central Japan Railway Co.	254	2,737,250
Chiyoda Corp.	13,000	244,229
Chubu Electric Power Co., Ltd.	77,500	2,323,481
Chudenko Corp.	2,700	41,591
Chugai Pharmaceutical Co., Ltd.	54,600	1,110,719
Circle K Sunkus Co., Ltd.	5,100	87,475
# Citizen Watch Co., Ltd.	38,000	284,489

14

		Shares	Value††
#	CMK Corp.	3,000	$30,481
	Coca-Cola West Japan Co., Ltd.	4,600	97,135
	Comsys Holdings Corp.	11,000	109,226
	Cosmo Oil Co., Ltd.	74,000	311,868
	Credit Saison Co., Ltd.	17,300	608,128
	CSK Holdings Corp.	6,100	265,134
#	Culture Convenience Club Co., Ltd.	12,000	96,179
	Dai Nippon Printing Co., Ltd.	78,000	1,167,311
	Dai Nippon Screen Mfg. Co., Ltd.	19,000	166,477
	Dai Nippon Sumitomo Pharma Co., Ltd.	23,000	284,823
	Daibiru Corp.	9,000	100,551
	Daicel Chemical Industries, Ltd.	28,000	193,805
	Daido Steel Co., Ltd.	37,000	221,138
	Daifuku Co., Ltd.	6,000	94,002
	Daihatsu Motor Co., Ltd.	28,000	285,373
	Daiichi Sankyo Co, Ltd.	53,546	1,645,140
	Daikin Industries, Ltd.	25,000	794,941
*	Daikyo, Inc.	13,000	66,546
	Daimaru, Inc.	21,000	266,134
	Dainippon Ink & Chemicals, Inc.	56,000	215,216
#	Daio Paper Corp.	8,000	64,858
	Daito Trust Construction Co., Ltd.	9,800	504,801
	Daiwa House Industry Co., Ltd.	52,000	908,835
	Daiwa Securities Co., Ltd.	143,000	1,626,487
	Denki Kagaku Kogyo KK	38,000	151,168
	Denso Corp.	78,000	2,942,483
#	Dentsu, Inc.	242	661,958
	Diamond City Co., Ltd.	2,300	100,144
	Disco Corp.	1,700	114,968
	Don Quijote Co., Ltd.	4,200	86,293
	Dowa Holdings Co., Ltd.	24,000	198,812
	East Japan Railway Co.	389	2,721,029
#	Ebara Corp.	54,000	201,734
	Edion Corp.	11,800	171,121
	Eisai Co., Ltd.	27,200	1,447,417
	Electric Power Development Co., Ltd.	19,000	789,816
	Exedy Corp.	3,000	92,471
	Ezaki Glico Co., Ltd.	10,000	104,731
	FamilyMart Co., Ltd.	6,000	163,881
	Fancl Corp.	5,100	70,939
	Fanuc, Ltd.	20,800	1,889,045
	Fast Retailing Co., Ltd.	10,200	895,697
	Fuji Electric Holdings Co., Ltd.	64,000	348,801
#	Fuji Heavy Industries, Ltd.	68,000	351,145
	Fuji Soft, Inc.	2,600	62,580
	FUJIFILM Holdings Corp.	58,000	2,304,869
	Fujikura, Ltd.	39,000	340,931
	Fujitsu, Ltd.	221,440	1,801,492
	Fukuyama Transporting Co., Ltd.	11,000	38,966
	Funai Electric Co., Ltd.	2,500	210,066
	Futaba Corp.	3,600	83,851
#	Futaba Industrial Co., Ltd.	4,400	102,331
	Gigas K’s Denki Corp.	5,280	144,622
	Glory, Ltd.	6,200	113,753

15

		Shares	Value††
	GMO Internet, Inc.	2,000	$17,076
	Goldcrest Co., Ltd.	1,600	87,534
	Gulliver International Co., Ltd.	340	29,027
	Gunze, Ltd.	19,000	97,863
#	Hamamatsu Photonics K.K.	4,000	115,228
	Hankyu Department Stores, Inc.	13,000	110,348
	Hankyu Hanshin Holdings, Inc.	106,000	660,485
*	Haseko Corp.	86,500	296,339
	Heiwa Corp.	6,700	83,966
	Hikari Tsushin, Inc.	3,800	168,616
	Hino Motors, Ltd.	53,000	268,880
	Hirose Electric Co., Ltd.	3,700	432,309
	Hisamitsu Pharmaceutical Co., Inc.	5,000	151,101
	Hitachi Cable, Ltd.	18,000	92,090
	Hitachi Chemical Co., Ltd.	17,700	467,965
	Hitachi Construction Machinery Co., Ltd.	12,000	283,727
	Hitachi High-Technologies Corp.	12,700	368,643
	Hitachi Koki Co., Ltd.	6,000	81,874
	Hitachi Kokusai Electric, Inc.	12,000	140,330
	Hitachi Maxell, Ltd.	3,700	52,106
	Hitachi Metals, Ltd.	25,000	265,558
	Hitachi Software Engineering Co., Ltd.	3,000	55,756
	Hitachi Transport System, Ltd.	3,000	31,952
	Hitachi, Ltd.	359,000	2,125,883
	Hitachi, Ltd. ADR	4,300	254,689
	Hokkaido Electric Power Co., Inc.	21,100	518,740
	Hokkoku Bank, Ltd.	22,000	90,520
	Hokuetsu Paper Mills, Ltd.	18,000	96,741
	Hokuhoku Financial Group, Inc.	133,000	488,691
	Hokuriku Electric Power Co., Inc.	20,200	447,457
	Honda Motor Co., Ltd.	167,600	5,902,039
	Horiba, Ltd.	4,000	133,758
	House Foods Corp.	5,600	90,914
	Hoya Corp.	46,400	1,820,361
	Ibiden Co., Ltd.	13,600	676,920
*	INPEX Holdings, Inc.	23	197,623
	Isetan Co., Ltd.	22,900	411,030
	Ishikawajima-Harima Heavy Industries Co., Ltd.	98,000	312,631
	Isuzu Motors, Ltd.	99,000	441,716
#	ITO EN, Ltd.	5,600	170,556
	Itochu Corp.	177,000	1,420,350
	Itochu Techno-Solutions Corp.	4,200	251,852
	Izumi Co., Ltd.	2,500	89,097
# *	Japan Airlines System Corp.	252,000	469,974
	Japan Aviation Electronics Industry, Ltd.	6,000	85,701
#	Japan Petroleum Exploration Co., Ltd.	6,000	369,550
	JFE Holdings, Inc.	65,500	3,008,397
	JFE Shoji Holdings, Inc.	15,000	64,832
	JGC Corp.	23,000	360,746
	Joint Corp.	5,200	192,303
	JS Group Corp.	28,740	572,075
	JSR Corp., Tokyo	18,500	460,638
	JTEKT Corp.	19,560	393,379
	Juroku Bank, Ltd.	27,000	153,168

16

		Shares	Value††
	Kagome Co., Ltd.	4,900	$67,859
#	Kajima Corp.	106,000	499,648
	Kamigumi Co., Ltd.	30,000	247,871
	Kandenko Co., Ltd.	8,000	45,519
	Kaneka Corp.	37,000	338,008
	Kansai Electric Power Co., Inc.	91,200	2,273,220
	Kansai Paint Co., Ltd.	20,000	170,354
#	Kao Corp.	59,000	1,589,467
	Katokichi Co., Ltd.	9,300	68,502
#	Kawasaki Heavy Industries, Ltd.	158,000	559,127
	Kawasaki Kisen Kaisha, Ltd.	64,000	455,831
	KDDI Corp.	344	2,290,384
	Keihin Corp.	4,100	92,110
#	Keihin Electric Express Railway Co., Ltd.	42,000	295,662
	Keio Corp.	68,000	449,096
	Keisei Electric Railway Co., Ltd.	39,000	228,552
	Keyence Corp.	4,020	919,986
	Kikkoman Corp.	18,000	203,511
	Kinden Corp.	14,000	106,228
#	Kintetsu Corp.	181,280	562,605
	Kirin Brewery Co., Ltd.	91,000	1,279,726
	Kissei Pharmaceutical Co., Ltd.	4,000	66,453
	Kobayashi Pharmaceutical Co., Ltd.	2,700	97,923
	Kobe Steel, Ltd.	284,000	870,332
#	Koei Co., Ltd.	3,640	64,617
	Koito Manufacturing Co., Ltd.	7,000	101,538
	Kokuyo Co., Ltd.	8,000	125,583
	Komatsu Electronics Metals Co., Ltd.	2,100	122,358
	Komatsu, Ltd.	100,000	1,804,363
	Komeri Co., Ltd.	4,000	126,027
	Komori Corp.	6,000	113,666
	Konami Co., Ltd.	8,600	246,399
*	Konica Minolta Holdings, Inc.	49,000	708,140
	Kose Corp.	3,690	103,029
	Kubota Corp.	112,000	977,722
	Kubota Corp. Sponsored ADR	3,645	159,615
	Kuraray Co., Ltd.	44,000	498,637
	Kurita Water Industries, Ltd.	10,300	211,323
	Kyocera Corp.	18,300	1,640,983
	Kyocera Corp. Sponsored ADR	1,600	143,696
	KYORIN Co., Ltd.	6,000	73,131
	Kyowa Exeo Corp.	14,000	127,756
	Kyowa Hakko Kogyo Co., Ltd.	28,000	220,001
	Kyushu Electric Power Co., Inc.	43,500	1,103,535
	Lawson Inc.	8,100	282,767
	Leopalace21 Corp.	15,000	502,172
	Lintec Corp.	4,000	82,491
#	Lion Corp.	19,000	90,406
	Mabuchi Motor Co., Ltd.	3,400	199,843
#	Maeda Corp.	13,000	45,740
	Makino Milling Machine Co., Ltd.	11,000	120,324
	Makita Corp.	10,000	287,247
	Makita Corp. Sponsored ADR	400	11,548
	Marubeni Corp.	162,000	819,656

17

		Shares	Value††
	Marui Co., Ltd.	35,200	$450,806
#	Maruichi Steel Tube, Ltd.	6,000	149,991
#	Matsui Securities Co., Ltd.	9,700	72,962
	Matsumotokiyoshi Co., Ltd.	4,100	90,890
	Matsushita Electric Industrial Co., Ltd.	235,188	4,563,789
	Matsushita Electric Works, Ltd.	79,000	883,947
# *	Matsuzakaya Holdings Co., Ltd.	14,000	96,151
	Mazda Motor Corp.	89,000	607,397
	Mediceo Paltac Holdings Co., Ltd.	15,400	290,910
	Meiji Dairies Corp.	21,000	155,102
	Meiji Seika Kaisha, Ltd. Tokyo	28,000	129,877
	Meitec Corp.	3,400	108,160
	Millea Holdings, Inc.	83,000	2,971,880
	Millea Holdings, Inc. ADR	5,000	178,550
	Minebea Co., Ltd.	31,000	213,758
	Miraca Holdings, Inc.	4,500	93,541
*	Misawa Homes Holdings, Inc.	3,000	84,585
	MISUMI Group, Inc.	5,600	96,531
	Mitsubishi Chemical Holdings Corp.	146,990	891,248
	Mitsubishi Corp.	158,500	2,936,880
	Mitsubishi Electric Corp.	224,000	2,028,710
	Mitsubishi Estate Co., Ltd.	136,000	3,339,881
	Mitsubishi Gas Chemical Co., Inc.	46,000	445,690
	Mitsubishi Heavy Industries, Ltd.	377,000	1,631,634
	Mitsubishi Logistics Corp.	10,000	158,922
	Mitsubishi Materials Corp.	110,000	421,707
# *	Mitsubishi Motors Corp.	422,000	737,571
	Mitsubishi Rayon Co., Ltd.	66,000	446,640
	Mitsubishi UFJ Financial Group, Inc.	923	11,747,600
	Mitsubishi UFJ Financial Group, Inc. ADR	121,000	1,541,540
	Mitsubishi UFJ Securities Co., Ltd.	66,120	777,391
	Mitsui & Co., Ltd.	161,000	2,179,013
	Mitsui & Co., Ltd. Sponsored ADR	683	184,287
	Mitsui Chemicals, Inc.	76,000	562,817
	Mitsui Engineering and Shipbuilding Co., Ltd.	63,000	222,621
	Mitsui Mining and Smelting Co., Ltd.	60,000	282,935
	Mitsui O.S.K. Lines, Ltd.	121,000	1,103,900
	Mitsui Sumitoma Insurance Co., Ltd.	144,790	1,774,670
	Mitsui Trust Holdings, Inc.	72,000	760,045
#	Mitsukoshi, Ltd.	52,000	257,023
	Mizuho Financial Group, Inc.	1,106	8,101,975
#	Mizuho Investors Securities Co., Ltd.	86,000	176,141
#	Mizuho Trust & Banking Co., Ltd.	667,000	1,562,437
	Modec, Inc.	1,900	41,545
	Mori Seiki Co., Ltd.	6,400	140,539
	Murata Manufacturing Co., Ltd.	22,700	1,533,999
	Musashino Bank, Ltd.	2,400	120,556
	Nabtesco Corp.	13,000	153,689
#	Nachi-Fujikoshi Corp.	15,000	75,549
	Nagase & Co., Ltd.	10,000	117,193
	Nagoya Railroad Co., Ltd.	103,000	323,436
	Namco Bandai Holdings, Inc.	25,900	390,652
	NEC Corp.	202,000	959,949
	NEC Corp. Sponsored ADR	26,546	126,094

18

		Shares	Value††
	NEC Fielding, Ltd.	2,700	$36,037
#	NEOMAX Co., Ltd.	5,000	106,823
#	Net One Systems Co., Ltd.	46	67,577
	NGK Insulators, Ltd.	33,000	487,191
	NGK Spark Plug Co., Ltd.	20,000	363,173
#	NHK Spring Co., Ltd.	14,000	147,777
	Nichicon Corp.	5,600	67,175
	Nichirei Corp.	20,000	114,791
	Nidec Corp.	11,000	849,661
	Nidec Corp. ADR	1,700	33,286
	Nidec Sankyo Corp.	11,000	100,527
	Nihon Unisys, Ltd.	4,900	86,021
	Nikko Cordial Corp.	94,000	1,152,403
	Nikon Corp.	24,000	492,548
	Nintendo Co., Ltd.	11,500	2,731,846
	Nippon Electric Glass Co., Ltd.	25,000	540,323
	Nippon Express Co., Ltd.	95,000	510,729
	Nippon Kayaku Co., Ltd.	13,000	100,577
	Nippon Light Metal Co., Ltd.	44,000	106,287
	Nippon Meat Packers, Inc.	17,000	177,732
	Nippon Mining Holdings, Inc.	81,500	593,659
	Nippon Mitsubishi Oil Corp.	140,000	993,205
	Nippon Paint Co., Ltd.	23,000	122,445
	Nippon Paper Group, Inc.	90	333,837
	Nippon Seiki Co., Ltd.	7,000	161,670
	Nippon Sheet Glass Co., Ltd.	62,000	274,203
	Nippon Shokubai Co., Ltd.	12,000	128,176
	Nippon Steel Corp.	714,000	3,192,103
	Nippon Suisan Kaisha, Ltd.	30,000	164,865
	Nippon Telegraph & Telephone Corp.	2,177	10,992,700
	Nippon Yusen KK	112,000	781,548
	Nipponkoa Insurance Co., Ltd.	88,000	752,998
	Nishimatsu Construction Co., Ltd.	23,000	75,740
	Nishimatsuya Chain Co., Ltd.	4,200	81,334
	Nishi-Nippon Bank, Ltd.	62,000	287,717
	Nishi-Nippon Railroad Co., Ltd.	26,000	96,908
	Nissan Chemical Industries, Ltd.	15,000	177,503
	Nissan Diesel Motor Co., Ltd.	31,000	103,890
	Nissan Motor Co., Ltd.	437,600	5,307,118
	Nissan Shatai Co., Ltd.	7,000	35,697
	Nissay Dowa General Insurance Co., Ltd.	29,000	180,166
	Nissha Printing Co., Ltd.	6,000	191,112
	Nisshin Seifun Group, Inc.	16,500	162,543
	Nisshin Steel Co., Ltd.	73,000	242,691
	Nisshinbo Industries, Inc.	22,000	217,389
	Nissin Food Products Co., Ltd.	8,400	284,437
	Nissin Kogyo Co., Ltd.	4,600	110,267
	Nitto Denko Corp.	19,400	932,822
	NOF Corp.	17,000	91,227
	NOK Corp.	15,000	276,431
	Nomura Holdings, Inc. ADR	14,500	253,170
	Nomura Research Institute, Ltd.	3,900	555,193
	Nomura Securities Co., Ltd.	200,000	3,483,884
	NS Solutions Corp.	3,900	115,265

19

		Shares	Value††
	NSK, Ltd.	54,000	$476,585
	NTN Corp.	36,000	306,242
#	NTT Data Corp.	303	1,515,192
	NTT DoCoMo, Inc.	6,017	9,166,432
	Obayashi Corp.	60,000	376,965
#	Obic Co., Ltd.	600	124,577
	Odakyu Electric Railway Co., Ltd.	77,000	501,596
	Oji Paper Co., Ltd.	98,000	514,308
	Okamura Corp.	18,000	199,829
#	Okasan Holdings, Inc.	27,000	187,132
#	Oki Electric Industry Co., Ltd.	78,000	179,036
#	OKUMA Corp.	22,000	232,474
#	Okumura Corp.	16,000	77,950
	Olympus Corp.	23,000	718,073
	OMC Card, Inc.	8,000	70,344
	Omron Corp.	24,700	658,740
	Ono Pharmaceutical Co., Ltd.	11,800	599,651
	Onward Kashiyama Co., Ltd.	18,000	240,347
#	Oracle Corp. Japan	17,500	820,600
#	Oriental Land Co., Ltd.	9,400	494,398
	Osaka Gas Co., Ltd.	215,000	773,323
	OSG Corp.	6,000	95,754
#	Otsuka Corp.	2,800	296,452
	Pacific Metals Co., Ltd.	14,000	119,997
#	PanaHome Corp.	21,000	149,803
#	Paris Miki, Inc.	1,900	34,764
#	Park24 Co., Ltd.	12,800	173,305
#	Pioneer Electronic Corp.	19,300	278,958
	Promise Co., Ltd.	6,500	222,702
#	Q.P. Corp.	8,900	79,450
	Rengo Co., Ltd.	17,000	102,303
#	Resona Holdings, Inc.	1,412	4,156,604
#	Resorttrust, Inc.	3,000	82,766
	Ricoh Co., Ltd., Tokyo	75,000	1,420,823
	Right On Co., Ltd.	1,600	57,805
	Rinnai Corp.	3,000	85,474
	Rohm Co., Ltd.	12,500	1,147,549
	Round One Corp.	32	109,492
	Ryobi, Ltd.	11,000	88,414
	Ryohin Keikaku Co., Ltd.	2,000	154,025
	Ryoshoku, Ltd.	2,600	58,976
	Sagami Railway Co., Ltd.	27,000	91,553
#	Sanken Electric Co., Ltd.	16,000	189,506
	Sankyo Co., Ltd.	8,700	444,260
#	Sankyu, Inc., Tokyo	26,000	161,979
#	Sanrio Co., Ltd.	8,600	122,663
	Santen Pharmaceutical Co., Ltd.	10,100	291,340
	Sanwa Shutter Corp.	15,000	86,562
# *	Sanyo Electric Co., Ltd.	154,000	219,891
	Sanyo Special Steel Co., Ltd.	16,000	103,135
	Sapporo Hokuyo Holdings, Inc.	28	277,958
#	Sapporo Holdings, Ltd.	46,000	254,884
	Secom Co., Ltd.	22,000	1,138,830
	Sega Sammy Holdings, Inc.	18,048	451,714

20

		Shares	Value††
	Seiko Epson Corp.	15,300	$371,994
	Seino Holdings Co., Ltd.	14,000	139,052
# *	Seiyu, Ltd.	28,000	39,467
	Sekisui Chemical Co., Ltd.	56,000	471,645
	Sekisui House, Ltd.	50,000	754,355
	Seven & I Holdings Co., Ltd.	130,576	4,145,539
	Sharp Corp., Osaka	101,000	1,693,179
	Shiga Bank, Ltd.	19,000	124,311
	Shikoku Bank, Ltd.	14,000	53,794
#	Shikoku Electric Power Co., Inc.	20,100	472,406
	Shimachu Co., Ltd.	4,600	123,590
	Shimadzu Corp.	33,000	276,807
	Shimamura Co., Ltd.	2,400	278,186
	Shimano, Inc.	7,700	234,578
#	Shimizu Corp.	74,000	384,307
	Shin-Etsu Chemical Co., Ltd.	44,500	2,930,589
	Shinko Electric Industries Co., Ltd.	6,000	152,476
	Shinko Securities Co., Ltd.	47,000	179,015
	Shinsei Bank, Ltd.	171,000	1,010,063
	Shionogi & Co., Ltd.	35,000	677,297
#	Shiseido Co., Ltd.	43,000	865,724
	Shizuoka Bank, Ltd.	70,000	713,099
	Showa Corp.	4,300	65,538
	Showa Denko KK	126,000	496,507
	Showa Shell Sekiyu KK	35,100	395,434
	SMC Corp.	5,800	792,260
#	Softbank Corp.	85,800	1,787,988
	Sohgo Security Services Co.,Ltd.	6,200	121,205
*	Sojitz Corp.	84,900	261,645
	Sompo Japan Insurance, Inc.	102,000	1,293,118
	Sony Corp.	106,300	4,171,997
#	Square Enix Co., Ltd.	9,500	238,532
	Stanley Electric Co., Ltd.	19,300	399,099
#	Sumisho Computer Systems Corp.	1,600	39,006
	Sumisho Lease Co., Ltd.	2,800	168,507
	Sumitomo Bakelite Co., Ltd.	16,000	112,498
	Sumitomo Chemical Co., Ltd.	182,000	1,217,511
	Sumitomo Corp.	128,000	1,785,260
	Sumitomo Electric Industries, Ltd.	81,000	1,281,521
	Sumitomo Forestry Co., Ltd.	11,000	124,875
	Sumitomo Heavy Industries, Ltd.	57,000	560,738
	Sumitomo Metal Industries, Ltd., Osaka	453,000	1,728,154
	Sumitomo Metal Mining Co., Ltd.	58,000	753,741
	Sumitomo Mitsui Financial Group, Inc.	745	7,822,281
	Sumitomo Osaka Cement Co., Ltd.	35,000	108,303
	Sumitomo Real Estate Sales Co., Ltd.	1,800	140,850
	Sumitomo Realty & Development Co., Ltd.	45,000	1,425,984
	Sumitomo Rubber Industries, Ltd.	16,000	206,680
#	Sumitomo Titanium Corp.	3,600	414,897
	Sumitomo Trust & Banking Co., Ltd.	152,000	1,620,488
#	Sumitomo Warehouse Co., Ltd.	26,000	189,564
	Sundrug Co., Ltd.	3,000	66,241
	Suruga Bank, Ltd.	27,000	356,507
	Suzuken Co., Ltd.	6,980	246,803

21

		Shares	Value††
#	Suzuki Motor Corp.	46,500	$1,329,012
	Sysmex Corp.	5,200	202,766
	T&D Holdings, Inc.	27,900	2,022,472
	Taiheiyo Cement Corp.	108,000	429,151
	Taisei Corp.	116,000	363,310
#	Taisho Pharmaceutical Co., Ltd.	30,000	543,888
	Taiyo Nippon Sanso Corp.	33,000	293,789
#	Taiyo Yuden Co., Ltd.	10,000	167,664
#	Takara Holdings, Inc.	14,000	86,925
#	Takashimaya Co., Ltd.	34,000	486,506
	Takeda Pharmaceutical Co., Ltd.	102,400	6,673,999
	Tanabe Seiyaku Co., Ltd.	20,000	253,771
	TDK Corp.	12,800	978,632
	TDK Corp. Sponsored ADR	900	68,931
	Teijin, Ltd.	90,000	579,310
	Terumo Corp.	19,200	776,926
	The 77 Bank, Ltd.	44,000	293,845
	The Aichi Bank, Ltd.	700	81,942
	The Awa Bank, Ltd.	18,000	101,308
	The Bank of Ikeda, Ltd.	2,600	129,463
	The Bank of Iwate, Ltd.	1,500	86,115
#	The Bank of Kyoto, Ltd.	33,000	312,459
	The Bank of Nagoya, Ltd.	15,000	102,366
	The Chiba Bank, Ltd.	88,000	756,364
	The Chugoku Bank, Ltd.	17,000	223,790
	The Chugoku Electric Power Co., Ltd.	33,600	721,956
# *	The Daiei, Inc.	3,500	61,362
	The Daishi Bank, Ltd.	28,000	111,589
	The Fuji Fire & Marine Insurance Co., Ltd.	18,000	71,769
	The Fukuoka Bank, Ltd.	72,000	554,052
	The Goodwill Group, Inc.	78	68,912
	The Gunma Bank, Ltd.	35,000	225,233
	The Hachijuni Bank, Ltd.	42,000	286,143
	The Higo Bank, Ltd.	18,000	119,361
	The Hiroshima Bank, Ltd.	48,000	279,908
	The Hyakugo Bank, Ltd.	19,000	124,081
	The Hyakujishi Bank, Ltd.	23,000	144,618
	The Iyo Bank, Ltd.	31,000	293,118
	The Japan Steel Works, Ltd.	26,000	190,505
	The Joyo Bank, Ltd.	66,000	373,867
	The Kagoshima Bank, Ltd.	13,000	95,464
	The Keiyo Bank, Ltd.	21,000	118,554
#	The Minato Bank, Ltd.	10,000	21,007
	The Nanto Bank, Ltd.	20,000	100,356
	The Nisshin Oillio Group, Ltd.	10,000	55,577
	The Ogaki Kyoritsu Bank, Ltd.	18,000	75,885
	The Oita Bank, Ltd.	9,000	62,639
	The San-in Godo Bank, Ltd.	14,000	129,300
	THK Co., Ltd.	12,000	308,960
#	TIS, Inc.	3,700	88,341
	Toagosei Co., Ltd.	15,000	54,434
	Tobu Railway Co., Ltd.	98,000	488,190
	Toda Corp.	19,000	82,504
	Toho Bank, Ltd.	14,000	60,273

22

		Shares	Value††
	Toho Co., Ltd.	16,500	$296,656
	Toho Gas Co., Ltd.	43,000	197,219
#	Toho Titanium Co., Ltd.	4,000	203,804
	Tohuku Electric Power Co., Inc.	49,900	1,162,571
#	Tokai Carbon Co., Ltd.	18,000	123,331
	Tokai Rika Co., Ltd.	8,000	195,940
	Tokai Rubber Industries, Ltd.	6,000	106,261
	Tokai Tokyo Securities Co., Ltd.	20,000	95,817
	Tokuyama Corp.	28,000	372,509
	Tokyo Electric Power Co., Ltd	141,800	4,410,846
	Tokyo Electron, Ltd.	17,700	1,361,595
	Tokyo Gas Co., Ltd.	272,000	1,346,387
#	Tokyo Leasing Co., Ltd.	2,000	32,655
#	Tokyo Seimitsu Co., Ltd.	2,900	133,695
	Tokyo Steel Manufacturing Co., Ltd.	10,100	148,720
	Tokyo Style Co., Ltd.	7,000	75,949
	Tokyo Tatemono Co., Ltd.	31,000	331,414
	Tokyo Tomin Bank, Ltd.	3,000	117,350
#	Tokyu Construction Co., Ltd.	6,190	49,585
	Tokyu Corp.	103,000	675,476
	Tokyu Land Corp.	47,000	452,123
#	TonenGeneral Sekiyu KK	37,000	381,041
	Topcon Corp.	6,000	118,829
	Toppan Forms Co., Ltd.	3,500	48,639
	Toppan Printing Co., Ltd.	68,000	729,037
	Toray Industries, Inc.	149,000	1,102,779
#	Toshiba Corp.	341,000	2,172,242
	Toshiba Machine Co., Ltd.	9,000	81,358
	Toshiba TEC Corp.	11,000	55,659
	Tosoh Corp.	43,000	187,878
#	TOTO, Ltd.	25,000	246,335
# *	Toyama Chemicals Co., Ltd.	24,000	152,487
	Toyo Ink Manufacturing Co., Ltd.	13,000	50,380
	Toyo Seikan Kaisha, Ltd.	15,300	251,039
	Toyo Suisan Kaisha, Ltd.	7,000	104,403
	Toyo Tire & Rubber Co., Ltd.	13,000	58,244
	Toyobo Co., Ltd.	52,000	144,120
	Toyoda Gosei Co., Ltd.	10,100	228,473
	Toyota Auto Body Co., Ltd.	7,500	133,547
	Toyota Motor Corp. ADR	13,200	1,584,660
	Toyota Motor Credit Corp.	323,900	19,450,035
	Toyota Tsusho Corp.	21,381	554,305
#	Trans Cosmos, Inc.	2,000	41,357
	Trend Micro, Inc.	9,500	285,514
*	Trend Micro, Inc. ADR	777	23,419
	Tsubakimoto Chain Co.	12,000	66,865
	Tsumura & Co.	9,000	194,738
	TV Asahi Corp.	65	124,972
	Ube Industries, Ltd.	109,000	322,253
#	UFJ Central Leasing Co., Ltd.	2,000	99,256
	UFJ NICOS Co., Ltd.	67,000	276,585
	Ulvac, Inc.	4,000	132,536
	Uni-Charm Corp.	4,600	259,422
	Uniden Corp.	5,000	36,979

23

		Shares	Value††
	UNY Co., Ltd.	22,000	$264,519
#	Urban Corp.	23,000	347,831
	Ushio, Inc.	14,000	278,554
	USS Co., Ltd.	2,090	132,512
	Victor Co. of Japan, Ltd.	16,000	78,506
	Wacoal Corp.	10,000	131,373
	West Japan Railway Co.	182	829,755
	Xebio Co., Ltd.	2,550	84,567
#	Yahoo! Japan Corp.	6,000	2,354,046
	Yakult Honsha Co., Ltd.	12,000	304,161
	Yamada Denki Co., Ltd.	9,000	847,799
*	Yamaguchi Financial Group, Inc.	15,000	162,239
	Yamaha Corp.	16,100	335,458
	Yamaha Motor Co., Ltd.	21,000	572,946
	Yamanashi Chuo Bank, Ltd.	14,000	90,818
#	Yamatake Corp.	5,200	110,525
	Yamato Kogyo Co., Ltd.	8,000	197,656
	Yamato Transport Co., Ltd.	39,000	595,068
#	Yamazaki Baking Co., Ltd.	12,000	116,734
	Yaskawa Electric Corp.	17,000	185,780
	Yodogawa Steel Works, Ltd.	13,000	62,182
	Yokogawa Electric Corp.	27,000	432,616
	Yokohama Rubber Co., Ltd.	26,000	151,651
#	Yoshinoya D&C Co., Ltd.	35	57,342
	Zenrin Co., Ltd.	2,800	77,890
#	Zensho Co., Ltd.	14,000	163,987
	Zeon Corp.	15,000	152,808
TOTAL COMMON STOCKS			361,219,295

RIGHTS/WARRANTS — (0.0%)
*	Dowa Mining Co., Ltd. Warrants 01/29/10	24,000	0

TOTAL — JAPAN			361,219,295

NETHERLANDS — (3.7%)
COMMON STOCKS — (3.7%)
	ABN AMRO Holding NV	189,858	5,722,465
	Aegon NV	150,762	2,739,696
	Akzo Nobel NV	26,573	1,525,388
	Akzo Nobel NV Sponsor ADR	1,996	114,171
*	ASML Holding NV	46,730	1,162,374
	Buhrmann NV	11,136	156,775
# *	Hagemeyer NV	142,542	679,727
	Heineken Holding NV	40,723	1,677,520
#	Heineken NV	77,252	3,769,229
	Hunter Douglas NV	5,232	395,131
	ING Groep NV	219,463	9,380,402
*	Koninklijke Ahold NV	152,842	1,534,113
*	Koninklijke Ahold NV Sponsored ADR	10,400	104,208
	Koninklijke Bam Groep NV	10,015	182,403
	Koninklijke DSM NV	22,244	1,062,903
	Koninklijke KPN NV	241,808	3,321,867
	Koninklijke Philips Electronics NV	138,607	5,169,452

24

		Shares	Value††
	Mittal Steel Co. NV	21,802	$900,367
	Randstad Holdings NV	20,298	1,305,246
	Reed Elsevier NV	67,133	1,134,690
	Reed Elsevier NV Sponsored ADR	3,400	115,226
	Royal Dutch Shell P.L.C. Series A	422,155	14,947,756
	Royal Numico NV	15,794	815,846
	SBM Offshore NV	13,580	442,468
	TNT NV	57,222	2,407,778
# *	TomTom NV	10,600	510,893
#	Unilever NV	180,129	4,765,110
	USG People NV	12,072	476,000
	Vedior NV	15,338	293,770
	Wolters Kluwer NV	27,979	786,384
TOTAL COMMON STOCKS			67,599,358

RIGHTS/WARRANTS — (0.0%)
*	Unilever Coupons	180,129	0

TOTAL — NETHERLANDS			67,599,358

NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
	Air New Zealand, Ltd.	30,944	34,316
	Auckland International Airport, Ltd.	95,556	141,092
	Contact Energy, Ltd.	47,343	251,841
	Fisher & Paykel Appliances Holdings, Ltd.	22,478	62,867
	Fisher & Paykel Healthcare Corp.	43,389	127,971
	Fletcher Building, Ltd.	44,253	306,664
	New Zealand Refining Co., Ltd.	15,823	71,976
	Sky City Entertainment Group, Ltd.	40,246	140,804
	Sky Network Television, Ltd.	35,044	139,043
#	Telecom Corporation of New Zealand, Ltd.	209,239	651,690
*	Tower, Ltd.	22,683	32,550
	Trustpower, Ltd.	21,162	107,240
	Warehouse Group, Ltd.	14,200	65,424

TOTAL — NEW ZEALAND			2,133,478

NORWAY — (0.6%)
COMMON STOCKS — (0.6%)
	Aker Kvaerner OGEP ASA	2,767	317,825
	Aker Yards ASA	1,100	87,858
# *	Det Norske Oljeselskap (DNO) ASA	68,000	128,309
	DNB Nor ASA Series A	76,600	1,042,699
*	Fred Olsen Energy ASA	2,500	112,850
	Norsk Hydro ASA	84,500	2,101,205
#	Norske Skogindustrier ASA Series A	20,085	334,864
	Odfjell ASA Series A	3,400	60,441
	Orkla ASA Series A	21,471	1,207,067
*	Petroleum Geo-Services ASA (New)	5,550	374,852
*	Petroleum Geo-Services ASA ADR	1,000	67,440
#	Prosafe ASA	4,500	307,195
	Schibsted ASA	4,700	160,455

25

		Shares	Value††
	Statoil ASA	98,701	$2,753,161
	Storebrand ASA	24,100	309,984
	Tandberg ASA Series A	10,400	143,541
*	TGS Nopec Geophysical Co. ASA	11,100	215,703
#	Tomra Systems ASA	14,400	102,635
	Wilhelmsen (Wilhelm), Ltd. ASA Series A	1,000	36,524
	Yara International ASA	20,200	421,116

TOTAL — NORWAY			10,285,724

PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
	Banco BPI SA	44,098	346,615
	Banco Comercial Portugues SA	210,677	714,888
	Banco Espirito Santo SA	32,266	551,452
	Brisa Auto Estradas de Portugal SA	27,775	322,736
	Cimpor Cimentos de Portugal SA	34,848	267,133
	Energias de Portugal SA	199,346	945,439
	Portugal Telecom SA	75,151	967,309
#	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	12,820	164,325
*	Sonae Industria SGPS SA	7,384	71,900
	Sonae SGPS SA	108,923	216,594

TOTAL — PORTUGAL			4,568,391

SINGAPORE — (0.7%)
COMMON STOCKS — (0.7%)
	Allgreen Properties, Ltd.	81,000	94,284
	Ascott Group, Ltd.	174,000	141,271
	Asia Pacific Breweries, Ltd.	14,000	139,315
	Capitaland, Ltd.	115,500	469,273
# *	Chartered Semiconductor Manufacturing, Ltd.	112,000	99,531
	City Developments, Ltd.	22,000	172,919
	Comfortdelgro Corp., Ltd.	162,000	165,470
	Cosco Corp. (Singapore), Ltd.	46,000	65,822
	DBS Group Holdings, Ltd.	121,000	1,648,936
	Fraser & Neave, Ltd.	75,500	210,965
*	Hartford Education Corp., Ltd.	3,833	1,469
	Hyflux, Ltd.	15,000	23,802
	Jardine Cycle & Carriage, Ltd.	9,386	85,980
	Keppel Corp., Ltd.	63,000	713,016
	Keppel Land, Ltd.	34,000	145,981
	K-REIT Asia	6,800	10,852
	Labroy Marine, Ltd.	74,000	89,439
	MobileOne, Ltd.	41,390	57,079
	Neptune Orient Lines, Ltd.	47,000	64,839
	Overseas Chinese Banking Corp., Ltd.	275,320	1,296,616
	Parkway Holdings, Ltd.	102,900	187,312
*	Raffles Education Corp., Ltd.	92,000	101,040
	Raffles Holdings, Ltd.	46,000	1,618
	SembCorp Industries, Ltd.	73,320	176,090
	SembCorp Marine, Ltd.	55,000	120,716
	Singapore Airlines, Ltd.	85,000	866,279

26

		Shares	Value††
	Singapore Land, Ltd.	11,000	$57,892
	Singapore Petroleum Co., Ltd.	11,000	31,842
	Singapore Post, Ltd.	102,000	68,966
	Singapore Press Holdings, Ltd.	142,000	402,417
	Singapore Technologies Engineering, Ltd.	174,000	341,257
	Singapore Telecommunications, Ltd.	1,298,650	2,430,687
	SMRT Corp., Ltd.	59,000	43,722
	Starhub, Ltd.	77,150	116,290
*	STATS ChipPAC, Ltd.	80,000	68,794
	United Industrial Corp., Ltd.	88,000	105,155
	United Overseas Bank, Ltd.	124,000	1,497,105
	UOL Group, Ltd.	51,500	150,667
	Venture Corp., Ltd.	21,000	188,287
	Wheelock Properties (S), Ltd.	69,000	100,896

TOTAL — SINGAPORE			12,753,891

SPAIN — (3.1%)
COMMON STOCKS — (3.1%)
#	Abertis Infraestructuras SA	46,507	1,312,516
	Acciona SA	5,051	926,845
#	Acerinox SA	15,983	437,497
	Actividades de Construccion y Servicios SA	22,866	1,280,609
*	Aguas de Barcelona Issue 06	80	2,738
	Altadis SA	25,773	1,292,285
#	Antena 3 de Television SA	9,360	223,731
	Banco Bilbao Vizcaya SA	48,730	1,177,258
	Banco de Andalucia SA	655	83,757
	Banco de Sabadell SA	25,561	1,018,736
#	Banco de Valencia SA	5,697	294,450
#	Banco Espanol de Credito SA	39,155	816,645
	Banco Pastor SA	10,120	191,735
	Banco Popular Espanol SA	81,863	1,441,275
	Banco Santander Central Hispano SA	566,687	10,328,324
	Banco Santander Central Hispano SA Sponsored ADR	15,032	274,785
	Bankinter SA	4,862	372,062
	Cementos Portland Valderrivas SA	1,338	168,585
#	Cia Espanola de Petroleous SA	13,626	1,094,415
*	Cintra Concesiones de Infraestructuras de Transporte SA	5,500	92,258
*	Cintra Concesiones de Infraestructuras de Transporte SA Issue 06	275	4,600
	Compania de Distribucion Integral Logista SA	3,181	190,592
	Corporacion Mapfre SA	76,680	346,050
	Ebro Puleva SA	8,097	191,294
	Enagas SA	14,223	356,752
	Endesa SA	89,410	4,172,840
	Fomento de Construcciones y Contratas SA	11,974	1,168,796
	Gamesa Corporacion Tecnologica SA	15,772	416,590
	Gas Natural SDG SA	43,183	1,766,838
*	Gestevision Telecinco SA	7,000	197,565
	Grupo Catalana Occidente SA	9,167	300,556
#	Grupo Ferrovial SA	11,821	1,147,376
#	Iberdrola SA	82,783	3,681,251
	Iberia Lineas Aereas de Espana SA	65,471	230,186

27

		Shares	Value††
	Indra Sistemas SA	11,012	$268,746
	Industria de Diseno Textil SA	60,827	3,088,359
	Inmobiliaria Urbis SA	3,791	130,683
	Promotora de Informaciones SA	17,174	308,289
	Red Electrica de Espana SA	7,740	337,401
	Repsol YPF SA	87,508	3,149,942
#	Sacyr Vallehermoso SA	21,707	1,335,082
	Sociedad General de Aguas de Barcelona SA Class A	8,070	276,741
*	Sogecable SA	6,296	209,945
	Sol Melia SA	8,400	164,625
	Telefonica SA	405,073	8,227,241
	Telefonica SA Sponsored ADR	10,000	609,700
#	Union Fenosa SA	19,200	1,003,641
#	Zardoya Otis SA	19,902	610,319

TOTAL — SPAIN			56,722,506

SWEDEN — (2.0%)
COMMON STOCKS — (2.0%)
	Alfa Laval AB	9,100	354,307
	Assa Abloy AB Series B	34,500	704,465
	Atlas Copco AB Series A	36,100	1,067,121
	Atlas Copco AB Series B	19,800	568,962
	Boliden AB	28,000	677,312
	Castellum AB	14,800	187,677
	Electrolux AB Series B	33,400	628,868
	Elekta AB Series B	5,000	109,858
	Eniro AB	14,800	187,258
	Fabege AB	7,535	192,321
	Getinge AB	22,800	430,660
	Hennes & Mauritz AB Series B	67,750	3,161,271
	Holmen AB Series B	6,000	257,305
*	Husqvarna AB Series B	28,000	383,708
# *	Lundin Petroleum AB	24,000	257,173
#	Meda AB Series A	8,300	269,257
*	Metro International SA SDR Series A	3,360	3,687
*	Metro International SA SDR Series B	6,720	7,507
*	Modern Times Group AB Series B	4,800	292,803
#	NCC AB Series B	4,600	111,201
	Nobia AB	4,000	141,649
	Nordea Bank AB	254,048	3,591,456
	OMX AB	7,600	137,614
	Sandvik AB	101,400	1,309,101
#	Scania AB Series A	4,000	282,904
#	Scania AB Series B	12,600	861,057
	Securitas AB Series B	36,700	506,464
*	Securitas Direct AB Series B	36,700	107,169
*	Securitas Systems AB Series B	36,700	135,569
	Skandinaviska Enskilda Banken Series A	60,900	1,791,174
	Skanska AB Series B	45,800	822,459
#	SKF AB Series A	9,200	151,214
	SKF AB Series B	49,900	821,542
	SSAB Svenskt Stal AB Series A	14,100	297,572
	SSAB Svenskt Stal AB Series B	7,800	154,801

28

		Shares	Value††
	Svenska Cellulosa AB Series B	19,300	$947,554
	Svenska Handelsbanken Series A	60,900	1,645,210
	Swedish Match AB (Frueher Svenska Taendsticks AB)	31,700	561,977
	Tele2 AB Series B	36,350	468,244
	Telefonaktiebolaget LM Ericsson Series B	1,508,800	5,858,220
	TeliaSonera AB	555,400	4,212,976
	Trelleborg AB Series B	5,600	121,333
	Volvo AB Series A	11,700	784,107
	Volvo AB Series B	24,700	1,607,466
	Volvo AB Sponsored ADR	2,900	188,413

TOTAL — SWEDEN			37,359,966

SWITZERLAND — (6.1%)
COMMON STOCKS — (6.1%)
	ABB, Ltd.	190,743	3,097,713
	ABB, Ltd. ADR	34,500	561,660
	Adecco SA	18,801	1,249,410
	Baloise-Holding AG	5,987	578,395
	Banque Cantonale Vaudoise	276	118,156
	BKW FMB Energie AG	5,560	610,433
	Ciba Specialty Chemicals AG	5,741	374,632
	Ciba Specialty Chemicals AG ADR	2,200	72,050
	Clariant AG	18,560	261,958
	Compagnie Financiere Richemont AG Series A	61,242	3,309,754
	Credit Suisse Group	134,647	8,929,824
	Credit Suisse Group ADR	5,700	377,169
	Geberit AG	348	506,005
	Givaudan SA	798	716,327
	Holcim, Ltd.	23,889	2,146,864
	Julius Baer Holding AG	10,557	1,126,269
	Kuehne & Nagel International AG	15,160	1,097,805
	Lindt & Spruengli AG	12	285,476
*	Logitech International SA	14,876	438,191
	Lonza Group AG	3,415	285,995
	Nestle SA	46,728	16,521,628
	Nobel Biocare Holding AG	2,137	582,041
	Novartis AG	239,486	13,997,834
	Novartis AG ADR	17,200	1,004,652
# *	Oerlikon Corp.	1,608	686,164
	Phonak Holding AG	10,755	806,638
	Roche Holding AG Bearer	23,956	4,833,281
	Roche Holding AG Genusschein	81,241	14,708,425
	Schindler Holding AG	1,480	88,531
	Schindler Holding AG	18,450	1,097,355
	Serono SA	1,432	1,301,138
	SGS SA	933	998,662
	Straumann Holding AG	1,836	459,276
	Swatch Group AG	3,745	794,993
	Swiss Life Holding	3,706	913,849
	Swiss Reinsurance Co.	32,546	2,786,450
	Swisscom AG	10,343	3,797,760
	Syngenta AG	9,259	1,631,192
	Syngenta AG ADR	10,800	380,268

29

		Shares	Value††
	Synthes, Inc.	5,130	$604,298
	The Swatch Group AG	18,164	777,415
	UBS AG	219,630	13,255,949
	UBS AG ADR	3,500	210,770
	Zurich Financial SVCS AG	15,776	4,111,230

TOTAL — SWITZERLAND			112,493,885

UNITED KINGDOM — (20.0%)
COMMON STOCKS — (20.0%)
	Aberdeen Asset Management P.L.C.	110,205	373,365
	Admiral Group P.L.C.	23,790	423,229
	Aegis Group P.L.C.	93,242	249,072
	Alliance & Leicester P.L.C.	46,652	1,000,720
	Alliance Boots P.L.C.	110,774	1,729,645
	Amec P.L.C.	26,046	212,758
	Amlin P.L.C.	68,021	411,110
	Amvescap P.L.C.	81,593	885,320
	Amvescap P.L.C. ADR	4,500	97,335
	Anglo American P.L.C.	179,108	8,359,567
	Antofagasta P.L.C.	193,550	1,831,894
	ARM Holdings P.L.C.	139,465	329,888
	Arriva P.L.C.	25,545	350,089
	Associated British Foods P.L.C.	158,357	2,643,655
	AstraZeneca P.L.C.	170,638	9,898,114
*	AstraZeneca P.L.C. Sponsored ADR	14,400	833,616
	Aviva P.L.C.	301,162	4,671,323
	AWG P.L.C.	14,714	458,116
	BAE Systems P.L.C.	349,313	2,664,414
	Balfour Beatty P.L.C.	38,213	313,456
	Barclays P.L.C	720,934	9,664,392
	Barclays P.L.C. ADR	15,500	837,930
	Barratt Developments P.L.C.	24,917	542,499
*	BBA Aviation P.L.C.	37,718	212,425
	Bellway P.L.C.	15,360	441,430
	BG Group P.L.C.	383,852	5,174,750
	BG Group P.L.C. ADR	5,400	364,554
	BHP Billiton P.L.C.	264,333	5,030,763
	BHP Billiton P.L.C. ADR	13,400	513,622
*	Biffa P.L.C.	36,273	186,281
	BP P.L.C.	2,255,040	25,577,319
	BP P.L.C. ADR	20,400	1,388,832
	Bradford & Bingley P.L.C.	76,093	696,758
	Brambles Industries P.L.C.	71,029	721,865
*	British Airways P.L.C.	184,946	1,795,843
	British American Tobacco P.L.C.	273,139	7,746,202
*	British Energy Group P.L.C.	63,960	584,998
	British Land Co. P.L.C.	54,197	1,627,416
	British Sky Broadcasting Group P.L.C.	272,457	2,834,173
	BT Group P.L.C.	917,068	5,120,984
	BT Group P.L.C. ADR	7,100	398,452
	Bunzl P.L.C.	39,550	512,599
	Burberry Group P.L.C.	48,731	578,159
	Burren Energy P.L.C.	13,812	249,554

30

		Shares	Value††
	Cable and Wireless P.L.C.	291,439	$894,371
	Cadbury Schweppes P.L.C.	216,640	2,237,561
	Cadbury Schweppes P.L.C. ADR	5,800	240,758
*	Cairn Energy P.L.C.	18,620	723,691
	Capita Group P.L.C.	64,655	730,557
	Carnival P.L.C.	21,630	1,057,292
	Carphone Warehouse Group P.L.C.	182,534	974,494
	Centrica P.L.C.	427,556	2,788,015
*	Charter P.L.C.	41,760	713,007
	Close Brothers Group P.L.C.	14,870	288,343
	Cobham P.L.C.	100,410	350,562
	Collins Stewart Tullett P.L.C.	27,079	456,207
	Compass Group P.L.C.	250,298	1,413,917
	Corus Group P.L.C.	89,303	883,518
*	CSR P.L.C.	12,310	160,935
	Daily Mail & General Trust P.L.C. Series A	30,329	424,879
	Diageo P.L.C.	314,077	6,032,613
	DSG International	217,103	835,451
*	easyJet P.L.C.	47,520	557,180
	Electrocomponents P.L.C.	39,172	217,577
	EMAP P.L.C.	28,081	470,680
	EMI Group P.L.C.	99,895	581,741
	Enterprise Inns P.L.C.	35,517	859,840
*	Experian Group, Ltd.	90,202	1,043,245
*	Fiberweb P.L.C.	11,225	39,939
	First Choice Holidays P.L.C.	46,985	237,228
	Firstgroup P.L.C.	40,935	444,248
	Friends Provident P.L.C.	209,193	858,112
	Gallaher Group P.L.C Sponsored ADR	2,600	194,298
	Gallaher Group P.L.C.	68,280	1,279,291
	General Electric Co.	22,898	797,374
	GKN P.L.C.	73,924	424,680
	GlaxoSmithKline P.L.C.	629,019	16,720,002
	GlaxoSmithKline P.L.C. ADR	33,193	1,763,544
	Greene King P.L.C.	15,724	320,300
	Group 4 Securicor P.L.C.	129,030	431,384
	Hammerson P.L.C.	27,248	776,235
	Hanson P.L.C.	77,218	1,111,866
	Hays P.L.C.	152,663	450,011
	HBOS P.L.C.	473,451	9,695,590
*	Home Retail Group	90,202	723,446
	HSBC Holdings P.L.C.	1,242,796	22,964,913
	HSBC Holdings P.L.C. ADR	27,400	2,548,200
	ICAP P.L.C.	64,402	581,541
	IMI P.L.C.	45,074	462,480
	Imperial Chemical Industries P.L.C.	121,126	993,777
	Imperial Chemical Industries P.L.C. Sponsored ADR	6,200	203,298
	Imperial Tobacco Group P.L.C.	72,542	2,670,990
	Imperial Tobacco Group P.L.C. ADR	2,800	207,424
	Inchcape P.L.C.	54,837	541,293
	Informa P.L.C.	51,377	572,880
	Inmarsat P.L.C.	45,770	337,402
	InterContinental Hotels Group P.L.C.	39,794	798,453
	International Power P.L.C.	155,846	1,041,935

31

		Shares	Value††
	International Power P.L.C. ADR	800	$54,056
	Intertek Group P.L.C.	14,739	224,258
*	Invensys P.L.C.	158,812	819,019
	ITV P.L.C.	488,162	1,075,143
	Johnson Matthey P.L.C.	22,043	593,753
	Johnston Press P.L.C.	31,946	258,278
	Kelda Group P.L.C.	44,234	804,987
	Kesa Electricals P.L.C.	47,659	334,568
	Kingfisher P.L.C.	278,439	1,331,972
	Ladbrokes P.L.C.	71,647	569,076
	Land Securities Group P.L.C.	49,000	2,053,455
	Legal and General Group P.L.C.	772,470	2,308,105
	Liberty International P.L.C.	39,267	1,003,723
	Lloyds TSB Group P.L.C.	628,751	6,702,558
*	Lloyds TSB Group P.L.C. ADR	11,400	487,350
	LogicaCMG P.L.C.	136,773	474,994
*	London Stock Exchange Group P.L.C.	10,650	274,001
	Lonmin P.L.C.	17,584	1,064,511
	Man Group P.L.C.	737,610	6,887,709
	Marks & Spencer Group P.L.C.	206,756	2,781,397
	Meggitt P.L.C.	44,161	257,981
	Michael Page International P.L.C.	84,804	681,330
	Millennium and Copthorne Hotels P.L.C.	14,784	170,842
	Misys P.L.C.	50,290	213,121
	Mitchells & Butlers P.L.C.	42,548	561,519
	Morrison (Wm.) Supermarkets P.L.C.	283,810	1,449,806
*	MyTravel Group P.L.C.	733	3,170
	National Express Group P.L.C.	15,806	320,749
	National Grid P.L.C.	297,760	4,037,571
	National Grid P.L.C. Sponsored ADR	6,400	434,240
	Next P.L.C.	24,719	867,584
	Northern Rock P.L.C.	49,635	1,110,817
	Northumbrian Water Group P.L.C.	66,232	393,367
	Old Mutual P.L.C.	1,228,065	4,023,303
	Pearson P.L.C.	84,821	1,254,912
	Pearson P.L.C. Sponsored ADR	12,400	183,272
	Pennon Group P.L.C.	35,520	379,132
	Persimmon P.L.C.	30,801	886,013
	Premier Foods P.L.C.	49,450	265,243
	Provident Financial P.L.C.	17,113	216,412
	Prudential P.L.C.	249,777	3,258,259
	Prudential P.L.C. ADR	12,800	337,408
	Punch Taverns, Ltd.	25,730	584,817
	Rank Group P.L.C.	61,189	335,268
	Reckitt Benckiser P.L.C.	81,700	3,639,761
	Reed Elsevier P.L.C.	121,003	1,325,251
*	Regus Group P.L.C.	40,180	88,183
	Rentokil Initial P.L.C.	175,405	518,387
	Resolution P.L.C.	38,881	486,711
	Reuters Group P.L.C.	136,336	1,215,983
	Rexam P.L.C.	64,643	684,829
	Rio Tinto P.L.C.	114,511	6,141,224
*	Rio Tinto P.L.C. ADR	2,400	515,016
*	Rolls-Royce Group P.L.C.	181,122	1,521,943

32

		Shares	Value††
	Rolls-Royce Group P.L.C. Class B	6,647,177	$13,263
	Royal & Sun Alliance Insurance Group P.L.C.	351,565	1,017,296
	Royal Bank of Scotland Group P.L.C.	367,792	13,346,177
	Royal Dutch Shell P.L.C. ADR	4,400	316,272
	Royal Dutch Shell P.L.C. Series B	303,924	10,882,131
	SABmiller P.L.C.	124,801	2,614,777
	Sage Group P.L.C.	128,162	646,617
	Sainsbury (J.) P.L.C.	198,701	1,563,096
	Schroders P.L.C.	33,726	634,758
	Schroders P.L.C. Non-Voting	6,717	119,068
	Scottish & Newcastle P.L.C.	93,185	991,015
	Scottish & Southern Energy P.L.C.	89,708	2,571,904
	Scottish Power P.L.C.	154,753	2,303,036
	Scottish Power P.L.C. ADR	2,000	118,780
	Serco Group P.L.C.	57,898	414,040
*	Severn Trent P.L.C.	24,182	696,501
	Shire P.L.C.	50,705	1,021,011
	Shire P.L.C. ADR	3,500	212,100
	Signet Group P.L.C.	179,411	414,097
	Slough Estates P.L.C.	40,353	581,087
	Smith & Nephew P.L.C.	96,278	915,296
	Smiths Group P.L.C.	57,333	1,026,462
	Stagecoach Group P.L.C.	120,769	338,059
	Standard Chartered P.L.C.	152,316	4,382,090
	Tate & Lyle P.L.C.	57,334	899,228
	Taylor Woodrow P.L.C.	60,389	464,578
	Tesco P.L.C.	986,303	7,597,028
*	TI Automotive P.L.C. Series A	18,000	0
	Tomkins P.L.C.	73,285	344,613
	Tomkins P.L.C. Sponsored ADR	8,600	162,884
	Travis Perkins P.L.C.	11,935	408,169
	Trinity Mirror P.L.C.	27,900	280,243
	Tullow Oil P.L.C.	64,899	518,508
	Unilever P.L.C.	135,225	3,626,974
	United Business Media P.L.C.	34,229	472,139
	United Utilities P.L.C.	91,323	1,358,791
	United Utilities P.L.C. Sponsored ADR	6,700	200,062
	Vedanta Resources P.L.C.	27,964	698,070
	Vodafone Group P.L.C.	6,093,647	16,154,929
	Vodafone Group P.L.C. Sponsored ADR	19,000	500,840
	Whitbread P.L.C.	22,131	672,052
	William Hill P.L.C.	36,703	452,501
	Wilson Bowden P.L.C.	12,801	561,688
	Wimpey (George) P.L.C.	40,964	446,356
	Wolseley P.L.C.	61,030	1,426,583
	Wolseley P.L.C. ADR	2,600	61,308
	Wood Group (John) P.L.C.	52,188	241,865
	WPP Group P.L.C.	124,799	1,660,251
	WPP Group P.L.C. ADR	2,900	192,009
	Xstrata P.L.C.	127,850	5,750,405
	Yell Group P.L.C.	83,671	947,377

TOTAL — UNITED KINGDOM			367,371,775

33

	Shares	Value††
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
* Advanced Micro Devices, Inc.	2,216	$47,799

	Face
	Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.5%)

@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,156,331 FNMA 5.500%, 09/25/32, valued at $5,121,563) to be repurchased at $5,021,141	$5,020	5,020,400

@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $445,665,257 FHLB Bonds 7.3075%(v), 01/26/15 & 7.5075%(v), 02/25/15; FHLMC, rates ranging from 3.637%(r) to 8.500%, maturities ranging from10/01/10 to 11/01/36; FNMA, rates ranging from 4.333%(r) to 7.127%(r), maturities ranging from 12/01/19 to 01/01/40; & GNMA, rates ranging from 3.750% to 8.500%, maturities ranging from 07/15/13 to 12/15/36, valued at $128,522,855) to be repurchased at $126,018,585	126,000	126,000,000

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $5,550,000 FHLMC 5.82%, 06/01/36, valued at $5,391,856) to be repurchased at $5,312,766	5,312	5,312,000

@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $42,470,000 FHLMC 5.500%, maturities ranging from 11/01/20 to 12/01/36, valued at $39,781,209) to be repurchased at $39,005,753	39,000	39,000,000
TOTAL TEMPORARY CASH INVESTMENTS		175,332,400

TOTAL INVESTMENTS - (100.0%)
(Cost $1,341,711,100)		$1,838,845,484

See accompanying Notes to Financial Statements.

34

INTERNATIONAL CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRALIA — (4.1%)
COMMON STOCKS — (4.1%)
	ABB Grain, Ltd.	27,282	$149,668
#	ABC Learning Centres, Ltd.	45,364	266,167
	Adelaide Bank, Ltd.	21,025	216,114
	Adelaide Brighton, Ltd.	89,819	186,001
	Adsteam Marine, Ltd.	28,845	53,358
	Aevum, Ltd.	5,800	10,056
*	AGL Energy	9,185	110,871
	Alesco Corp., Ltd.	12,275	101,595
	Alinta, Ltd.	13,840	112,466
	Alumina, Ltd.	17,440	87,362
	Alumina, Ltd. ADR	4,500	90,045
*	Amadeus Energy, Ltd.	31,725	25,213
	Amalgamated Holdings, Ltd.	18,145	82,939
	Amcor, Ltd.	27,341	160,538
	Amcor, Ltd. ADR	16,339	387,398
	AMP, Ltd.	26,282	196,340
	Ansell, Ltd.	17,571	161,949
#	APN News & Media, Ltd.	45,017	205,951
*	Aquila Resources, Ltd.	4,868	25,692
	ARB Corporation, Ltd.	12,613	36,761
*	ARC Energy, Ltd.	37,098	43,100
	Aristocrat Leisure, Ltd.	10,365	126,948
	Aspen Group, Ltd.	19,928	28,670
	Ausdrill, Ltd.	28,834	43,190
	Auspine, Ltd.	9,322	32,636
	Austal, Ltd.	26,970	78,923
*	Austar United Communications, Ltd.	142,230	139,398
	Austereo Group, Ltd.	62,420	106,468
	Australand Property Group	155,386	237,712
	Australia & New Zealand Banking Group, Ltd.	24,582	550,731
	Australia & New Zealand Banking Group, Ltd. Sponsored ADR	6,700	754,487
	Australian Agricultural Co., Ltd.	22,953	33,425
	Australian Infrastructure Fund	45,600	93,139
#	Australian Pharmaceutical Industries, Ltd.	22,126	43,806
#	Australian Pipeline Trust	27,152	90,890
	Australian Stock Exchange, Ltd.	5,266	151,151
*	Australian Worldwide Exploration, Ltd.	65,670	159,825
	Avatar Industries, Ltd.	21,998	27,906
	AVJennings Homes, Ltd.	29,845	26,822
	AWB, Ltd.	37,835	84,987
	AXA Asia Pacific Holdings, Ltd.	36,540	188,585
*	Aztec Resources, Ltd.	213,747	45,547
*	Babcock & Brown Environmental Investments, Ltd.	15,142	21,532
# *	Babcock & Brown Infrastructure Group	114,500	162,489
	Babcock & Brown, Ltd.	3,930	76,673

1

		Shares	Value††

*	Ballarat Goldfields NL	81,524	$17,370
#	Bank of Queensland, Ltd.	16,005	194,035
#	Beach Petroleum, Ltd.	81,613	91,609
#	Bendigo Bank, Ltd.	24,055	267,056
*	Bendigo Mining NL	23,339	15,218
	BHP Billiton, Ltd. Sponsored ADR	23,200	961,176
	Billabong International, Ltd.	14,105	177,900
	BlueScope Steel, Ltd.	76,485	481,174
	Bolnisi Gold NL	19,133	48,686
	Boom Logistics, Ltd.	33,076	103,366
	Boral, Ltd.	55,125	322,019
	Bradken, Ltd.	11,432	62,958
*	Brambles, Ltd.	39,031	396,312
	Brickworks, Ltd.	21,727	202,461
	Cabcharge Australia, Ltd.	15,264	108,925
*	Calliden Group, Ltd.	22,482	8,146
	Caltex Australia, Ltd.	11,070	193,565
#	Campbell Brothers, Ltd.	5,938	99,375
*	Capral Aluminium, Ltd.	23,549	19,504
	Cardno, Ltd.	7,400	32,090
#	Centennial Coal, Ltd.	41,153	95,416
	Challenger Financial Services Group, Ltd.	60,444	188,684
*	Citigold Corp., Ltd.	78,380	30,706
	City Pacific, Ltd.	23,394	82,853
*	Clough, Ltd.	36,230	12,839
	Coates Hire, Ltd.	43,608	190,742
	Coca-Cola Amatil, Ltd.	43,938	259,032
	Cochlear, Ltd.	2,865	127,127
	Codan, Ltd.	4,156	4,419
#	Coffey International, Ltd.	10,961	35,004
	Coles Group, Ltd.	18,435	194,397
	Commander Communications, Ltd.	56,808	100,761
	Commonwealth Bank of Australia	64,254	2,400,461
*	Compass Resources NL	7,571	29,242
	Computershare, Ltd.	13,093	93,493
	ConnectEast Group	115,120	133,482
	Consolidated Rutile, Ltd.	60,615	32,243
	Corporate Express Australia, Ltd.	16,815	75,179
	Count Financial, Ltd.	15,168	27,934
	Crane Group, Ltd.	10,302	111,311
	CSL, Ltd.	2,672	124,599
	CSR, Ltd.	118,015	297,564
#	DCA Group, Ltd.	45,092	121,980
	Downer EDI, Ltd.	55,808	308,634
#	DUET Group	57,100	131,428
*	Emporer Mines, Ltd.	65,878	14,582
	Energy Developments, Ltd.	27,721	102,257
#	Envestra, Ltd.	82,999	75,572
	Equigold NL	27,431	37,507
	Felix Resources, Ltd.	31,927	101,710
	FKP, Ltd.	29,513	143,925
	Fleetwood Corp., Ltd.	5,024	31,713
	Flight Centre, Ltd.	12,672	168,254
	Forest Enterprises Australia, Ltd.	40,815	20,047
# *	Fortescue Metals Group, Ltd.	8,998	76,046

2

		Shares	Value††

	Foster’s Group, Ltd.	93,634	$493,724
	Funtastic, Ltd.	19,487	20,459
	Futuris Corp., Ltd.	121,107	180,494
*	Gindalbie Metals, Ltd.	78,694	34,887
#	Graincorp, Ltd. Series A	7,935	53,175
	GRD, Ltd.	18,916	30,405
#	Great Southern Plantations, Ltd.	31,265	74,916
	GUD Holdings, Ltd.	10,169	65,776
	Gunns, Ltd.	58,379	133,941
	GWA International, Ltd.	45,118	133,830
*	Hardman Resources, Ltd.	73,161	118,983
	Harvey Norman Holdings, Ltd.	73,454	233,198
	Healthscope, Ltd.	39,971	171,085
#	Hills Industries, Ltd.	28,818	109,043
	Home Building Society, Ltd.	2,861	33,103
	Housewares International, Ltd.	19,829	28,939
	HPAL, Ltd.	21,017	30,174
	IBA Health, Ltd.	46,946	43,537
	IBT Education, Ltd.	17,600	25,162
#	iiNet, Ltd.	13,345	9,292
	Iluka Resources, Ltd.	43,076	237,893
	Incitec Pivot, Ltd.	8,372	226,760
	Independence Group NL	8,721	30,055
*	Indophil Resources NL	41,381	24,679
	Infomedia, Ltd.	80,383	54,841
	Insurance Australia Group, Ltd.	94,984	432,378
	Invocare, Ltd.	6,406	27,771
	IOOF Holdings, Ltd.	7,384	62,238
	Iress Market Technology, Ltd.	6,973	37,887
#	IWL, Ltd.	7,263	27,026
	James Hardie Industries NL	10,437	69,379
#	JB Hi-Fi, Ltd.	6,130	29,003
#	John Fairfax Holdings, Ltd.	132,374	542,231
	Jones (David), Ltd.	54,710	164,378
	Jubilee Mines NL	3,485	37,536
	Just Group, Ltd.	27,800	79,864
# *	Kagara Zinc, Ltd.	13,232	75,943
	Kingsgate Consolidated, Ltd.	10,904	36,104
	Leighton Holdings, Ltd.	4,230	68,112
	Lend Lease Corp., Ltd.	6,985	96,450
	Lion Nathan, Ltd.	22,059	140,739
	MacArthur Coal, Ltd.	14,648	51,229
	MacMahon Holdings, Ltd.	58,160	38,510
*	Macquarie Airports	23,400	65,454
	Macquarie Bank, Ltd.	3,403	194,855
*	Macquarie Communications Infrastructure Group	25,500	128,979
	Mayne Pharma, Ltd.	17,040	55,326
	McGuigan Simeon Wines, Ltd.	22,366	57,213
	McPherson’s, Ltd.	20,838	42,986
	Metcash Limited	107,089	384,153
*	Miller’s Retail, Ltd.	15,256	19,603
	Minara Resources, Ltd.	38,109	177,136
	Mincor Resources NL	27,083	44,397
	Mirvac, Ltd.	117,489	490,523
	Monadelphous Group, Ltd.	5,481	34,489

3

		Shares	Value††

*	Mount Gibson Iron, Ltd.	52,067	$33,384
	Multiplex Group	116,555	358,165
	MYOB, Ltd.	78,318	68,337
	National Australia Bank, Ltd.	29,052	895,540
	National Australia Bank, Ltd. Sponsored ADR	8,100	1,246,833
	National Hire Group, Ltd.	17,824	25,591
	New Hope Corp., Ltd.	89,997	92,304
	Newcrest Mining, Ltd.	5,863	119,807
	Nufarm, Ltd.	21,528	162,096
	Oakton, Ltd.	10,234	34,942
# *	Oceana Gold, Ltd.	56,700	30,840
	Onesteel, Ltd.	105,281	365,021
#	Orica, Ltd.	10,871	205,489
#	Origin Energy, Ltd.	78,318	465,208
*	Over Fifty Group, Ltd.	7,268	15,208
	Oxiana, Ltd.	22,667	59,266
	Pacific Brands, Ltd.	91,958	192,870
	Pacific Group, Ltd.	19,016	32,770
# *	Paladin Resources, Ltd.	21,755	120,651
*	Pan Australian Resources, Ltd.	121,132	32,011
	Paperlinx, Ltd.	68,622	213,538
	Peet, Ltd.	17,200	55,795
*	Peptech, Ltd.	24,066	24,854
	Perilya, Ltd.	25,426	93,323
	Perpetual Trustees Australia, Ltd.	1,924	111,868
*	Perseverance Corp., Ltd.	117,716	36,194
*	Petsec Energy, Ltd.	13,101	25,905
*	Pharmaxis, Ltd.	21,043	52,613
*	PMP, Ltd.	52,894	78,501
	Port Bouvard, Ltd.	9,798	38,040
*	Portman, Ltd.	4,743	18,727
	Primary Health Care, Ltd.	13,883	139,743
	Prime Television, Ltd.	9,815	29,744
*	Primelife Corp., Ltd.	27,305	24,737
	Programmed Maintenance Service, Ltd.	10,400	39,041
	Promina Group, Ltd.	98,588	507,762
	Publishing and Broadcasting, Ltd.	5,565	91,427
#	Qantas Airways, Ltd.	59,446	231,589
	QBE Insurance Group, Ltd.	12,722	259,385
	Ramsay Health Care, Ltd.	22,378	194,746
	RCR Tomlinson, Ltd.	15,211	25,227
	Rebel Sport, Ltd.	11,250	40,224
*	Redflex Holdings, Ltd.	13,334	28,382
*	Resolute Mining, Ltd.	44,910	63,017
*	Resource Pacific Holdings, Ltd.	16,857	16,621
	Ridley Corp., Ltd.	30,153	26,857
	Rinker Group, Ltd.	11,658	170,787
	Rinker Group, Ltd. ADR	3,100	226,269
#	Rio Tinto, Ltd.	4,603	268,408
*	Riversdale Mining, Ltd.	12,492	18,516
# *	Roc Oil Co., Ltd.	32,773	84,913
*	Roc Oil Co., Ltd.	12,289	31,219
	Rural Press, Ltd.	12,358	115,586
	SAI Global, Ltd.	23,316	66,216
*	Sally Malay Mining, Ltd.	39,050	61,623

4

		Shares	Value††

	Santos, Ltd.	58,733	$474,399
#	Select Harvests, Ltd.	2,090	21,337
	Servcorp, Ltd.	6,884	29,122
#	Seven Network, Ltd.	8,315	69,352
#	Sigma Pharmaceuticals, Ltd.	108,489	235,333
*	Silex System, Ltd.	8,449	34,369
	Sims Group, Ltd.	17,531	276,131
# *	Sino Gold, Ltd.	10,260	46,981
	Smorgon Steel Group, Ltd.	23,558	32,477
	Sonic Healthcare, Ltd.	20,784	217,916
	Southern Cross Broadcasting (Australia), Ltd.	3,790	47,748
	Spotless Group, Ltd.	37,867	133,495
# *	St. Barbara, Ltd.	51,095	23,037
#	St. George Bank, Ltd.	12,888	331,166
	Straits Resources, Ltd.	22,239	59,451
	STW Communications Group, Ltd.	25,606	67,240
#	Suncorp-Metway, Ltd.	30,356	489,203
	Sunland Group, Ltd.	38,075	97,632
	Super Cheap Auto Group, Ltd.	13,400	28,027
	Symbion Health, Ltd.	120,305	334,105
	TABCORP Holdings, Ltd.	40,023	514,658
	Talent2 International, Ltd.	4,623	6,538
*	Tap Oil, Ltd.	12,139	14,293
	Tassal Group, Ltd.	28,223	37,858
*	Telstra Corp., Ltd.	16,750	30,923
	Telstra Corp., Ltd. ADR	6,700	99,964
#	Ten Network Holdings, Ltd.	57,079	155,434
	Thakral Holdings Group	65,027	46,981
	Timbercorp, Ltd.	43,135	101,754
	Toll Holdings, Ltd.	30,911	410,009
*	Tower Australia Group, Ltd.	37,300	69,155
	Transfield Services, Ltd.	19,223	137,190
	Transurban Group	21,693	125,135
	United Group, Ltd.	10,054	110,541
	UXC, Ltd.	26,649	36,136
	Veda Advantage, Ltd.	33,071	69,141
*	Ventracor, Ltd.	51,088	32,930
	Village Roadshow, Ltd.	6,380	15,109
*	Virgin Blue Holdings, Ltd.	169,522	283,126
	Vision Group Holdings, Ltd.	8,223	27,802
	Vision Systems, Ltd.	25,756	75,972
#	Washington H. Soul Pattinson & Co., Ltd.	31,443	215,073
	Wattyl, Ltd.	16,203	37,455
	Wesfarmers, Ltd.	6,008	165,715
	West Australian Newspapers Holdings, Ltd.	11,013	99,093
	Westpac Banking Corp.	39,818	764,076
	Westpac Banking Corp. Sponsored ADR	7,000	672,000
	WHK Group, Ltd.	44,304	74,896
	Woodside Petroleum, Ltd.	5,349	159,037
	Woolworths, Ltd.	12,686	219,870
	WorleyParsons, Ltd.	7,413	111,670
	Zinifex, Ltd.	38,500	514,808
TOTAL COMMON STOCKS			38,660,448

5

		Shares	Value††

RIGHTS/WARRANTS — (0.0%)
*	Australian Pipeline Trust Rights 12/04/06	7,757	$2,754
*	Clough, Ltd. Rights 12/07/06	2,786	0
*	Coffey International, Ltd. Rights 12/19/06	3,131	1,235
*	Tower Australia Group, Ltd. Rights 12/14/06	15,923	9,610
TOTAL RIGHTS/WARRANTS			13,599

TOTAL — AUSTRALIA			38,674,047

AUSTRIA — (0.6%)
COMMON STOCKS — (0.6%)
	Agrana Beteiligungs AG	1,420	139,509
	Andritz AG	613	118,577
# *	Austrian Airlines AG	2,026	19,360
	Boehler-Uddeholm AG	6,752	430,022
*	BWIN Interactive Entertainment AG	706	15,654
	BWT AG	836	36,654
*	CA Immobilien Anlagen AG	4,844	140,832
	Constantia Packaging AG	915	45,298
*	Conwert Immobilien Invest AG	1,134	24,569
	Erste Bank der Oesterreichischen Sparkassen AG	12,820	935,999
	EVN AG	845	96,834
	Flughafen Wien AG	1,912	175,390
*	Intercell AG	1,615	35,169
	Lenzing AG	116	36,246
	Mayr-Melnhof Karton AG	772	140,031
	Oberbank AG	664	90,491
	Oesterreichische Elektrizitaetswirtschafts AG	3,110	156,229
	OMV AG	8,443	454,215
	Palfinger AG	582	71,193
*	Raiffeisen International Bank-Holding AG	1,011	119,416
*	RHI AG	3,307	151,643
	Rosenbauer International AG	284	32,834
*	S&T System Integration & Technology Distribution AG	653	32,721
	Schoeller-Bleckmann Oilfield Equipment AG	1,702	74,872
*	Sparkassen Immobilien AG	3,794	45,460
	Telekom Austria AG	4,659	123,690
	Telekom Austria AG ADR	2,000	105,980
	Uniqa Versicherungen AG	4,694	152,303
	Voestalpine AG	15,674	780,233
*	Wiener Staedtische Versicherung AG	2,353	161,721
	Wienerberger AG	13,193	703,874
*	Wolford AG	994	39,615
TOTAL COMMON STOCKS			5,686,634

RIGHTS/WARRANTS — (0.0%)
*	Austrian Airlines AG Rights 11/27/06	2,026	27

TOTAL — AUSTRIA			5,686,661

BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
	Ackermans & Van Haaren SA	4,924	363,794
	AGFA-Gevaert NV, Mortsel	14,125	336,514

6

		Shares	Value††

	Arinso International SA	1,159	$26,570
	Banque Nationale de Belgique	6	27,467
	Barco NV	2,234	190,073
	Bekaert SA	1,778	206,391
	Cofinimmo SA	184	36,741
	Colruyt SA	886	167,816
	Compagnie Francois d’Entreprises (CFE)	55	62,902
	Compagnie Immobiliere de Belgique SA	577	32,807
	Compagnie Maritime Belge SA	1,927	75,930
	Deceuninck NV	2,599	77,561
	Delhaize Group	4,235	337,713
	Delhaize Group Sponsored ADR	10,800	860,976
	Dexia SA	35,086	959,207
	Distrigaz	33	192,017
	D’Ieteren NV SA	535	179,601
	Duvel Moorgat SA	360	18,639
# *	Elia System Operator SA NV	3,600	143,069
	Euronav SA	3,500	108,992
	Exmar NV	1,350	40,307
	Fortis AG	53,620	2,189,607
*	ICOS Vision Systems NV	736	29,104
	InBev NV	6,117	402,228
*	Innogenetics NV	2,604	32,481
*	Ion Beam Application SA	2,356	59,897
	Kinepolis	541	30,595
	Melexis NV	2,162	39,722
	Mobistar SA	1,666	140,172
	Omega Pharma SA	2,659	184,274
# *	Option NV	1,936	26,931
	Quick Restaurants SA	1,419	70,493
	Recticel SA	2,558	33,281
	Roularta Media Group NV	504	38,384
	Sipef NV	89	25,341
	Solvay SA	5,579	794,799
	Tessenderlo Chemie NV	3,847	160,320
	UCB SA	3,335	211,722
	Umicore	3,281	494,183
	Van De Velde NV	1,294	64,697
	VPK Packaging Group SA	657	31,036

TOTAL — BELGIUM			9,504,354

CANADA — (5.8%)
COMMON STOCKS — (5.8%)
*	Aastra Technologies, Ltd.	2,700	78,609
#	Abitibi-Consolidated, Inc.	44,600	103,880
*	Aeterna Zentaris, Inc.	6,800	35,904
	AGF Management, Ltd. Class B Non-Voting	10,900	240,992
	Agnico Eagle Mines, Ltd.	5,500	241,566
	Agricore United	8,200	76,827
	Agrium, Inc.	18,400	566,637
*	Ainsworth Lumber Co., Ltd.	1,900	15,123
	Akita Drilling, Ltd.	1,500	22,197
*	Alberta Clipper Energy, Inc.	6,600	37,275
	Alcan, Inc.	21,766	1,044,417

7

		Shares	Value††

*	Algoma Steel, Inc.	6,500	$198,406
	Alimentation Couche-Taro, Inc. Subordinated Voting Class B	3,300	73,394
*	Alliance Atlantis Communications, Inc. Series B Non-Voting	4,700	166,139
	Amerigo Resources, Ltd.	15,100	23,799
	Andrew Peller, Ltd.	900	9,141
*	Angiotech Pharmaceuticals, Inc.	15,800	135,719
*	AnorMED, Inc.	600	7,907
*	Antrim Energy, Inc.	12,800	42,590
	Astral Media, Inc. Class A	8,300	284,455
	Atco, Ltd. Class 1 Non-Voting	7,700	312,774
*	Atlas Energy, Ltd.	6,900	26,221
*	ATS Automation Tooling System, Inc.	6,200	64,223
	AUR Resources, Inc.	7,800	165,623
*	Aurizon Mines, Ltd.	17,600	58,407
*	Axcan Pharma, Inc.	3,600	53,367
*	Ballard Power Systems, Inc.	13,000	93,796
#	Bank of Montreal	21,237	1,271,003
#	Bank of Nova Scotia	24,101	1,096,104
*	Bankers Petroleum, Ltd.	12,000	7,145
	Barrick Gold Corp.	49,717	1,559,792
#	BCE, Inc.	14,216	349,409
	Bell Aliant Regional Communications Income Fund	1,300	31,759
*	Bema Gold Corp.	19,200	104,065
	Biovail Corp.	25,600	454,145
*	Bombardier, Inc. Class B	101,700	339,282
*	Boralex, Inc. Class A	4,700	38,068
*	Bow Valley Energy, Ltd.	1,900	10,248
	BPO Properties, Ltd.	600	39,009
*	Breakwater Resources, Ltd.	87,000	144,740
	Brookfield Asset Management, Inc. Series A Limited Voting	4,950	236,133
	Brookfield Properties Corp.	2,700	108,303
	CAE, Inc.	17,415	160,113
	Calfrac Well Services, Ltd.	1,000	17,600
	Cameco Corp.	7,000	265,706
	Canada Bread Co., Ltd.	3,200	153,268
*	Canadian Hydro Developers, Inc.	19,000	95,162
	Canadian Imperial Bank of Commerce	4,000	314,697
#	Canadian National Railway Co.	19,500	916,392
#	Canadian National Resources, Ltd.	7,500	407,031
	Canadian Pacific Railway, Ltd.	15,100	841,173
*	Canadian Superior Energy, Inc.	12,500	26,706
#	Canadian Tire Corp. Class A Non-Voting	6,600	420,313
	Canadian Utilities, Ltd. Class A Non-Voting	5,400	211,215
	Canadian Western Bank	3,500	140,975
	Canam Group, Inc. Class A Subordinate Voting	4,800	39,046
*	Canfor Corp.	12,100	110,188
	Canfor Pulp Income Fund	1,803	18,945
*	Cangene Corp.	2,600	18,281
*	CanWest Global Communications Corp.	15,800	143,190
*	Cardiome Pharma Corp.	3,700	42,733
	Cascades, Inc.	12,200	148,274
*	Caspian Energy, Inc.	18,000	19,229
*	Catalyst Paper Corp.	46,900	131,413
	CCL Industries, Inc. Class B Non-Voting	4,700	118,194
*	Celestica, Inc. Subordinate Voting	34,200	312,638

8

		Shares	Value††

*	Celtic Exploration, Ltd.	2,500	$29,530
*	Centurion Energy International, Inc.	5,300	55,689
*	Ceramic Protection Corp.	500	7,990
*	Certicom Corp.	2,000	10,297
*	CGI Group, Inc.	22,000	151,797
*	Chai-Na-Ta Corp. ADR	1,632	98
	CHC Helicopter Corp. Class A Subordinate Voting	3,400	76,363
	Cinram International, Inc. Income Fund	5,000	98,069
	Clairvest Group, Inc.	1,000	8,669
*	Claude Resources, Inc.	13,000	18,327
	Cogeco Cable, Inc. Subordinate Voting	4,100	106,875
*	Cognos, Inc.	2,900	118,661
*	COM DEV International, Ltd.	3,000	16,418
*	Compton Petroleum Corp.	8,300	87,793
*	Constellation Copper Corp.	11,500	15,608
	Corus Entertainment, Inc. Class B Non-Voting	6,700	238,186
*	Cott Corp.	14,000	191,112
*	Crew Energy, Inc.	4,600	52,362
*	Crew Gold Corp.	6,000	13,134
*	Crystallex International Corp.	18,900	69,838
*	Dalsa Corp.	2,200	23,502
*	Denison Mines, Inc.	3,300	82,959
*	Domtar, Inc.	39,800	285,767
*	Dorel Industries, Inc. Class B Subordinate Voting	3,600	103,992
*	Draxis Health, Inc.	6,600	33,056
*	Dundee Corp. Class A Subordinate Voting	3,300	150,372
	Dundee Wealth Management, Inc.	13,400	144,789
*	Duvernay Oil Corp.	5,100	166,301
*	Dynatec Corp.	45,200	80,739
*	Eldorado Gold Corp.	14,400	81,454
	Emera, Inc.	4,700	92,761
*	Emergis, Inc.	18,200	83,665
	Empire Co., Ltd. Class A Non-Voting	4,800	171,481
#	Enbridge, Inc.	11,317	398,852
#	EnCana Corp.	37,900	1,981,532
*	Endev Energy, Inc.	19,100	20,404
*	Enerflex Systems Income Fund	5,600	56,292
*	Enghouse Systems, Ltd.	600	4,229
	Ensign Energy Services, Inc.	12,900	222,295
	Equitable Group, Inc.	1,300	33,227
*	Exfo Electro-Optical Engineering, Inc.	6,000	32,836
*	Extendicare Real Estate Investment Trust	5,400	68,372
#	Fairfax Financial Holdings, Inc. Subordinate Voting	1,000	184,064
	Finning International, Inc.	12,700	496,524
*	First Calgary Petroleums, Ltd. Class A	39,500	243,838
	First Quantum Minerals, Ltd.	2,800	146,908
*	Firstservice Corp.	3,400	81,573
*	Flint Energy Services, Ltd.	3,300	176,175
#	Fortis, Inc.	18,300	451,070
*	Forzani Group, Ltd. Class A	6,700	100,320
*	Four Seasons Hotels, Inc.	1,200	96,826
*	Fraser Papers, Inc.	4,900	27,888
*	Galleon Energy, Inc. Class A	3,100	48,398
*	Garda World Security Corp. Class A	1,000	17,731
*	Genesis Land Development Corp.	3,900	16,050

9

		Shares	Value††

	Gennum Corp.	3,700	$46,329
*	Gentry Resources, Ltd.	9,300	43,566
	George Weston, Ltd.	5,300	330,284
	Gerdau Ameristeel Corp.	16,800	166,963
*	Gildan Activewear, Inc.	2,600	143,221
	Goldcorp, Inc.	31,389	978,184
*	Golden Star Resources, Ltd.	28,100	92,022
*	Great Basin Gold, Ltd.	10,600	20,605
*	Great Canadian Gaming Corp.	1,200	11,127
	Great West Lifeco, Inc.	3,100	90,282
*	Greystar Resources, Ltd.	600	5,569
	Harris Steel Group, Inc.	2,400	75,128
*	High River Gold Mines, Ltd.	43,600	91,625
	Home Capital Group, Inc.	2,000	48,912
	Husky Energy, Inc.	2,300	157,791
	Husky Injection Molding Systems, Ltd.	17,800	76,371
*	Hydrogenics Corp.	10,000	14,886
*	IAMGOLD Corp.	46,882	449,506
	IGM Financial, Inc.	3,900	165,043
*	Imaging Dynamics Co., Ltd.	2,600	5,145
*	Imax Corp.	2,900	9,776
	Imperial Oil, Ltd.	3,903	146,715
*	Indigo Books & Music, Inc.	2,000	26,269
	Industrial Alliance Insurance & Financial Services, Inc.	12,400	389,790
	ING Canada, Inc.	9,600	458,039
	Inmet Mining Corp.	4,300	240,970
*	International Forest Products, Ltd. Series A	11,300	70,548
*	International Royalty Corp.	5,300	25,988
# *	International Uranium Corp.	7,300	63,920
*	Intertape Polymer Group, Inc.	4,400	21,614
	Ipsco, Inc.	4,412	451,573
*	Iteration Energy, Ltd.	5,100	18,845
*	Ivanhoe Energy, Inc.	28,200	38,767
	Jean Coutu Group PJC, Inc. Class A Subordinate Voting	6,200	63,897
*	Killam Properties, Inc.	5,300	11,277
	Kingsway Financial Services, Inc.	9,200	198,814
*	Kinross Gold Corp.	17,700	221,628
*	Kirkland Lake Gold, Inc.	1,400	11,327
*	La Senza Corp.	1,000	41,942
*	Labopharm, Inc.	5,000	29,289
	Laurentian Bank of Canada	4,400	114,041
	Leon’s Furniture Ltd.	1,300	57,666
	Linamar Corp.	11,000	131,185
*	Lionore Mining International, Ltd.	27,500	283,657
*	Lions Gate Entertainment Corp.	2,900	32,190
	Loblaw Companies, Ltd.	7,300	304,132
*	MacDonald Dettweiler & Associates, Ltd.	1,900	68,543
*	Magellan Aerospace Corp.	5,000	10,858
	Magna International, Inc. Class A	11,433	878,661
*	Major Drilling Group International, Inc.	2,200	46,233
	Manitoba Telecom Services, Inc.	3,500	136,500
#	Manulife Financial Corp.	67,400	2,228,470
*	Martinrea International, Inc.	8,200	80,776
	MDS, Inc.	25,684	471,602
*	Mega Bloks, Inc.	2,700	61,114

10

		Shares	Value††

*	Melcor Developments, Ltd.	4,200	$76,163
*	Meridian Gold, Inc.	4,700	144,862
	Methanex Corp.	14,200	351,254
	Metro, Inc. Class A Subordinate Voting	12,200	384,465
#	Mi Developments, Inc.	8,900	323,176
*	Miramar Mining Corp.	20,300	104,695
	Morguard Corp.	1,000	36,776
	Mosaid Technologies, Inc.	1,400	34,006
#	National Bank of Canada	12,500	694,694
*	Neo Material Technologies, Inc.	5,100	10,718
# *	Neurochem, Inc.	900	22,775
	New Maple Leaf Foods, Inc.	10,900	117,776
	Nexen, Inc.	8,308	454,665
	Niko Resources, Ltd.	1,700	119,233
	Norbord, Inc.	11,900	94,300
*	Nortel Networks Corp.	70,100	150,383
*	North American Palladium, Ltd.	4,400	39,799
	Northbridge Financial Corp.	4,100	111,112
*	Northern Orion Resources, Inc.	33,800	134,069
*	Northgate Minerals Corp.	42,800	133,041
	Nova Chemicals Corp.	13,400	390,484
	Novelis, Inc.	4,300	116,720
*	NQL Energy Services, Inc.	5,500	36,360
*	Nuvista Energy, Ltd.	8,500	110,302
	Onex Corp.	20,300	501,434
*	Open Text Corp.	8,400	158,946
*	OPTI Canada, Inc.	27,800	480,271
*	Pan Amer Silver Corp.	2,500	64,752
*	Paramont Resources, Ltd. Class A	6,200	145,330
	Pason Systems, Inc.	5,100	67,833
*	Patheon, Inc.	11,100	58,511
	Penn West Energy Trust	2,800	89,954
*	Peru Copper, Inc.	6,300	22,341
*	Petrobank Energy & Resources, Ltd.	3,500	56,696
	Petro-Canada	18,400	829,736
	Potash Corp. of Saskatchewan, Inc.	1,100	154,928
#	Power Corp. of Canada, Ltd.	29,600	920,100
	Power Financial Corp.	6,000	196,857
	Precision Drilling Trust	1,500	37,393
	Pulse Data, Inc.	7,500	17,403
*	QLT, Inc.	16,600	143,608
	Quebecor World, Inc.	15,800	183,311
	Quebecor, Inc. Class B Subordinate Voting	7,900	221,495
*	Queenstake Resources, Ltd.	108,000	24,587
	Quest Capital Corp.	14,900	39,792
*	Rally Energy Corp.	9,400	26,421
*	Real Resources, Inc.	6,200	92,724
	Reitmans Canada, Ltd.	5,400	104,496
	Richelieu Hardware, Ltd.	2,400	49,994
*	Rider Resources, Ltd.	700	5,388
	Ritchie Brothers Auctioneers, Inc.	1,400	75,808
*	Rockwater Capital Corp.	4,500	24,627
	Rogers Communications, Inc. Class B Non-Voting	2,700	165,161
*	RONA, Inc.	17,800	333,541
	Rothmans, Inc.	3,000	54,901

11

		Shares	Value††

#	Royal Bank of Canada	15,682	$731,062
	Russel Metals, Inc.	10,500	269,292
	Samuel Manu Tech, Inc.	4,700	57,616
	Saputo, Inc.	2,900	96,645
*	Saskatchewan Wheat Pool	18,500	122,788
*	Savanna Energy Services Corp.	600	9,877
*	SEMAFO, Inc.	18,800	29,796
	Shaw Communictions, Inc. Class B Non-Voting	3,500	108,979
	Shawcor, Ltd.	9,100	198,088
	Shell Canada, Ltd.	3,800	144,407
	Sherritt International Corp.	28,000	302,789
	Shoppers Drug Mart Corp.	4,500	195,241
*	Sierra Wireless, Inc.	5,000	60,418
# *	Silver Wheaton Corp.	11,900	139,626
*	Silvercorp Metals, Inc.	3,100	44,245
*	Sino-Forest Corp.	23,700	141,115
	SNC-Lavalin Group, Inc.	3,600	101,785
	Sobeys, Inc.	4,300	147,782
	St. Lawrence Cement Group, Inc. Class A Subordinate Voting	3,300	83,797
*	Stantec, Inc.	5,800	119,855
	Stella-Jones, Inc	500	12,959
*	Stratos Global Corp.	3,600	14,973
#	Sun Life Financial, Inc.	33,000	1,409,518
	Suncor Energy, Inc.	4,807	379,703
*	Systems Xcellence, Inc.	1,700	30,828
*	Tahera Diamond Corp.	15,580	17,326
	Talisman Energy, Inc.	12,900	216,760
*	Tanzanian Royalty Exploration Corp.	5,800	41,187
	Teck Cominco Class B	5,300	397,947
	Telus Corp.	14	686
*	Tembec, Inc.	26,800	31,211
*	Tenke Mining Corp.	4,800	61,826
*	Tesco Corp.	5,400	91,966
*	The Descartes Systems Group, Ltd.	2,600	10,131
#	The Thomson Corp.	9,200	392,715
*	Theratechnologies, Inc.	5,800	12,798
*	TLC Vision Corp.	12,600	55,164
	Toromont Industries, Ltd.	4,300	85,808
#	Toronto Dominion Bank	31,600	1,851,922
	Torstar Corp. Class B Non-Voting	10,300	163,151
#	Transalta Corp.	20,538	462,534
	Transat A.T., Inc. Class A	500	12,600
	Transat A.T., Inc. Class B	2,900	73,665
#	TransCanada Corp.	33,169	1,124,850
	Transcontinental, Inc. Class A	12,100	235,738
*	Transglobe Energy Corp.	4,900	25,142
	Trican Well Service, Ltd.	1,400	28,121
	TSX Group, Inc.	3,400	136,470
*	Tundra Semiconductor Corp.	2,100	22,286
	TVA Group, Inc. Class B	1,600	20,595
*	UEX Corp.	10,500	50,843
	Uni-Select, Inc.	3,200	82,378
*	UTS Energy Corp.	17,500	65,124
	Van Houtte, Inc.	1,100	16,952
*	Vector Aerospace Corp.	7,500	34,083

12

		Shares	Value††

*	Virginia Mines, Inc.	550	$1,893
*	Vitran Corp., Inc.	600	10,108
	West Fraser Timber Co., Ltd.	6,100	228,820
*	Westaim Corp.	9,100	16,574
*	Western Copper Corp.	1,000	1,182
*	Western Financial Group, Inc.	3,700	11,663
*	Westjet Airlines, Ltd.	9,500	112,049
*	Wi-LAN, Inc.	12,600	29,789
	Winpak, Ltd.	5,600	50,751
*	Workbrain Corp.	1,300	11,884
*	Xantrex Technology, Inc.	3,800	27,617
	Xceed Mortgage Corp.	1,900	9,233
	Yamana Gold, Inc.	47,400	610,943
*	YM Biosciences, Ltd.	2,100	6,123
*	Zarlink Semiconductor, Inc.	13,900	27,507

TOTAL — CANADA			54,744,774

DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
	A P Moller - Maersk A.S.	68	637,744
	Aktieselskabet Ringkjoebing Bank A.S.	175	24,853
*	Aktieselskabet Roskilde Bank A.S.	890	102,748
*	Alm. Brand A.S.	1,650	104,270
	Amagerbanken A.S.	1,675	115,389
#	Auriga Industries A.S. Series B	2,400	62,357
#	Bang & Olufsen Holding A.S. Series B	1,500	182,151
*	Bavarian Nordic A.S.	400	37,185
	Biomar Holding A.S.	700	27,515
*	Capinordic AS	4,500	23,069
	Carlsberg A.S. Series B	2,400	229,246
#	Codan A.S.	2,450	213,328
#	Coloplast A.S.	850	74,831
*	Dampskibsselskabet Norden A.S.	60	50,805
#	Dampskibsselskabet Torm A.S.	900	55,240
*	Dampskibsselskabet Torm A.S. ADR	1,372	84,529
	Danisco A.S.	4,700	403,557
	Danske Bank A.S.	20,600	899,485
	DFDS A.S.	700	86,011
	DiBa Bank A.S.	70	23,519
	DLH A.S. Series B	2,100	38,721
	DSV A.S.	1,200	212,465
	East Asiatic Co., Ltd.	3,050	178,872
	EDB Gruppen A.S.	400	17,079
	Fionia Bank A.S. Rights	150	43,182
	FLSmidth & Co. A.S.	1,700	99,168
	Fluegger A.S. Series B	350	42,060
	Forstaedernes Bank A.S.	975	141,666
*	Genmab A.S.	1,600	77,341
#	GN Great Nordic A.S.	29,400	418,625
	H&H International A.S. Series B	110	32,880
	H. Lundbeck A.S.	4,400	111,838
	Harboes Bryggeri A.S.	650	28,328
#	IC Companys A.S.	800	49,321
*	Jyske Bank A.S.	9,300	610,065

13

		Shares	Value††

# *	Mols-Linien A.S.	400	$34,142
# *	NeuroSearch A.S.	1,000	35,284
	NKT Holding A.S.	2,400	197,305
	Nordjyske Bank A.S.	740	25,006
	Norresundby Bank A.S.	40	23,927
	Novo-Nordisk A.S. Series B	1,000	77,308
	Novo-Nordisk A.S. Sponsored ADR	1,700	131,665
	Novozymes A.S. Series B	1,500	126,482
	Ostjydsk Bank A.S.	140	28,190
*	Parken Sport & Emtertainment A.S.	150	37,709
	Per Aarsleff A.S. Series B	300	25,834
	Ringkjoebing Landbobank Aktieselskab A.S.	550	107,515
	Rockwool International A.S.	850	133,287
	Royal Unibrew A.S.	875	102,646
*	RTX Telecom A.S.	1,400	21,022
	Sanistal A.S. Series B	200	29,332
	Satair A.S.	700	31,590
#	Schouw & Co. A.S.	1,000	64,406
	SimCorp A.S.	300	65,737
	Sjaelso Gruppen A.S.	100	33,607
	Skjern Bank A.S.	175	26,722
	Spar Nord Bank A.S.	5,675	132,748
#	Sparbank Vest A.S.	710	58,567
	Sparekassen Faaborg A.S.	40	23,745
	Sydbank A.S.	9,620	409,489
	Thrane & Thrane A.S.	600	35,178
	Tivoli A.S.	90	71,205
*	TK Development A.S.	4,000	60,289
*	Topdanmark A.S.	1,500	239,491
*	TopoTarget A.S.	5,400	29,585
*	Vestas Wind Systems A.S.	14,600	564,597
#	Vestjysk Bank A.S.	1,055	57,728
*	William Demant Holding	500	39,817

TOTAL — DENMARK			8,620,598

FINLAND — (1.3%)
COMMON STOCKS — (1.3%)
	Alandsbanken AB Series B	1,000	32,174
	Alma Media Corp.	5,400	60,096
	Amer Sports Oyj Series A	10,750	245,413
	Cargotec Oyj Series B	4,900	242,127
	Cramo P.L.C.	2,300	46,127
	Elcoteq SE	1,400	20,108
	Elektrobit Group Oyj	9,300	25,871
	Elisa Oyj	22,900	597,160
	eQ Oyj	2,200	12,137
	Finnair Oyj	7,200	113,958
	Finnlines Oyj	3,800	81,212
	Fiskars Oyj Abp Series A	10,400	165,362
	Fortum Oyj	26,000	762,032
	F-Secure Oyj	10,500	30,834
	HK Ruokatalo Oyj Series A	2,400	44,226
	Huhtamaki Oyj	13,800	259,505
	Ilkka-Yhtyma Oyj	1,200	16,240

14

		Shares	Value††

	KCI Konecranes Oyj	4,200	$107,063
	Kemira GrowHow Oyj	4,300	34,224
#	Kemira Oyj	11,300	238,399
	Kesko Oyj	10,700	547,998
	Kone Oyj Series B	3,800	194,713
	Kyro Oyj Abp	9,400	50,968
	Laennen Tehtaat Oyj	950	26,929
	Lassila & Tikanoja Oyj	1,100	28,513
	Lemminkainen Oyj	1,500	69,600
*	Metso Corp. Sponsored ADR	3,200	148,224
	Metso Oyj	2,800	129,509
	M-Real Oyj Series B	33,000	196,487
#	Neste Oil Oyj	5,400	174,725
	Nokia Oyj	17,100	345,873
	Nokia Oyj Sponsored ADR	24,600	497,412
	Nokian Renkaat Oyj	6,930	143,870
	OKO Bank P.L.C. Class A	17,300	279,197
	Olvi Oyj Series A	3,350	85,462
*	Oriola-KD Oyj	1,000	3,456
*	Oriola-KD Oyj	2,200	7,630
*	Orion Oyj Series A	2,600	54,297
*	Orion Oyj Series B	4,800	99,945
	Outokumpu Oyj Series A	18,600	626,003
	Perlos Oyj	2,650	13,930
	PKC Group Oyj	2,200	32,722
	Ponsse Oyj	1,600	27,567
	Poyry Oyj	4,000	54,796
	Raisio Group P.L.C.	11,500	28,535
	Ramirent Oyj	700	38,146
	Rapala VMC Oyj	10,000	84,251
	Rautaruukki Oyj Series K	12,800	468,525
	Sampo Oyj	37,500	951,323
	SanomaWSOY Oyj	5,640	156,492
	Sponda Oyj	6,200	87,350
	Stockmann Oyj Abp Series A	500	23,969
	Stockmann Oyj Abp Series B	2,200	106,725
	Stora Enso Oyj Series R	17,700	276,751
	Stora Enso Oyj Sponsored ADR	41,300	644,693
	Tecnomen Oyj	21,200	41,804
#	TietoEnator Oyj	3,980	113,633
	UPM-Kymmene Oyj	15,400	385,424
	UPM-Kymmene Oyj Sponsored ADR	38,700	969,435
	Uponor Oyj Series A	5,000	163,888
	Vacon Oyj	900	28,591
	Vaisala Oyj Series A	950	38,986
#	Wartsila Corp. Oyj Series B	8,100	391,925
	YIT Oyj	6,150	160,376

TOTAL — FINLAND			12,134,916

FRANCE — (7.0%)
COMMON STOCKS — (7.0%)
	Accor SA	13,686	996,564
	Air France-KLM	17,223	688,902
	Air Liquide SA	4,339	984,188

15

		Shares	Value††

	Alcatel SA	39,328	$524,814
	Alcatel SA ADR	12,000	159,360
*	Alstom SA	2,499	291,835
*	Alten SA	912	29,477
# *	Altran Technologies SA	9,917	90,992
	April Group SA	1,811	83,640
*	Archos	364	17,062
*	Arkema Sponsored ADR	460	22,688
	Arkopharma	2,469	38,882
	Assurances Generales de France (AGF)	5,402	803,134
	Assystem	3,965	74,396
*	Atos Origin	5,671	319,978
*	Avanquest Software	1,259	26,113
	AXA SA	3,554	135,026
	AXA SA ADR	98,200	3,733,564
	Bacou-Dalloz	1,046	132,698
	Beneteau SA	1,196	127,681
*	BioMerieux	1,200	79,449
	BNP Paribas SA	51,589	5,573,277
	Boiron SA	1,211	28,334
	Bonduelle SA	703	88,629
	Bongrain SA	1,068	98,837
#	Bourbon SA	3,563	191,718
	Bouygues SA	12,777	760,880
	Bricorama SA	699	40,602
*	Bull SA	1,635	10,113
*	Business Objects SA	3,242	125,598
*	Business Objects SA ADR	8,700	337,734
	Canal Plus SA	5,836	59,988
	Capgemini SA	20,632	1,260,549
	Carbone Lorraine SA	2,888	166,019
	Carrefour SA	8,653	542,143
	Casino Guichard Perrachon SA	4,731	432,821
	Cegedim SA	347	30,416
	Cegid SA	485	22,822
	CFF Recycling SA	1,554	57,285
	Cie Generale D’Optique Essilor Intenational SA	2,485	267,276
	Ciments Francais SA	1,533	287,269
	Clarins SA	1,376	101,501
# *	Club Mediterranee SA	1,811	102,748
#	CNP Assurances	4,441	466,092
	Compagnie de Saint-Gobain	32,140	2,573,031
# *	Compagnie Generale de Geophysique SA	431	86,541
*	Compagnie Generale de Geophysique SA Sponsored ADR	5,500	220,990
	Credit Agricole SA	36,634	1,555,588
	Damartex SA	174	7,751
	Dassault Systemes SA	1,044	56,934
	Dassault Systemes SA ADR	900	49,320
	Delachaux SA	855	58,189
#	Dior (Christian) SA	1,638	172,609
	Eiffage SA	2,914	297,772
	Electricite de Strasbourg	518	118,799
	Esso SA	523	114,331
	Etam Developpement SA	1,296	120,123
	Euler Hermes SA	3,815	523,173

16

		Shares	Value††

*	Euro Disney SCA	193,822	$18,063
	European Aeronautic Defence & Space Co.	8,244	243,525
	Exel Industries SA	502	38,880
# *	Faurecia SA	1,555	106,107
	Fimalac SA	1,890	172,043
	Fleury Michon SA	463	27,322
	Foncia Groupe	694	33,838
	France Telecom SA	20,447	533,056
	France Telecom SA Sponsored ADR	59,000	1,538,130
	Gaumont SA	223	19,206
	Generale de Sante	5,663	231,750
	Generale des Establissements Michelin SA Series B	12,573	1,094,440
	Geodis SA	498	93,838
	GFI Informatique SA	3,974	31,742
	GL Events	1,397	63,960
	Groupe Crit	392	17,347
	Groupe Danone	641	98,825
	Groupe Danone ADR	7,100	231,815
*	Groupe Go Sport SA	568	48,126
#	Groupe Steria SCA	2,139	129,288
	Guerbet SA	171	30,376
	Guyenne et Gascogne SA	1,021	138,348
	Haulotte Group SA	2,830	72,770
#	Havas SA	63,765	352,066
	Hermes International SA	1,696	184,705
	Iliad SA	2,400	209,776
#	Imerys SA	4,127	362,234
	IMS International Metal Service SA	1,761	47,979
# *	Infogrames Entertainment SA	15,123	14,372
*	Ingenico SA	3,051	76,966
	Ipsos SA	2,500	91,171
	JC Decaux SA	10,786	305,629
	Kaufman et Broad SA	1,391	83,005
	LaFarge SA	7,174	1,045,414
	Lafarge SA Sponsored ADR	23,100	843,843
	Lafuma SA	310	22,801
	Lagardere S.C.A. SA	9,234	678,691
	Laurent-Perrier Group	326	33,857
	Lectra	2,553	18,205
	Lisi SA	439	32,255
	Locindus	509	24,785
	L’Oreal SA	5,514	557,052
#	LVMH (Louis Vuitton Moet Hennessy)	3,039	316,127
	M6 Metropole Television	3,463	118,519
*	Maisons Franc	470	34,441
	Manitou BF SA	1,991	94,750
	Manutan International SA	423	24,924
	Montupet SA	1,329	26,464
	Mr. Bricolage SA	958	22,154
*	Naturex	395	27,508
	Neopost SA	1,763	226,996
	Nexans SA	4,523	487,332
*	Nexity	2,100	142,239
	Norbert Dentressangle	519	45,781
#	NRJ Group	3,110	57,790

17

		Shares	Value††

#	Oberthur Card Systems SA	3,280	$21,963
*	Orpea	541	46,713
#	PagesJaunes SA	4,200	85,452
# *	Penauille Polyservices SA	2,246	35,835
	Pernod-Ricard SA	5,663	1,256,388
	Petit Forestier SA	280	21,465
	Peugeot SA	16,488	1,028,570
	Pierre & Vacances	1,111	140,302
	Plastic Omnium SA	1,663	82,201
	PPR SA	7,155	1,094,445
	Prosodie SA	977	29,097
	Provimi SA	2,116	98,285
	Publicis Groupe	1,433	55,520
	Publicis Groupe ADR	10,900	423,792
	Radiall SA	200	24,375
#	Rallye SA	4,542	255,726
	Remy Cointreau SA	3,771	227,020
	Renault SA	11,176	1,343,762
*	Rhodia SA	45,757	147,253
	Robertet SA	268	42,616
	Rubis SA	858	70,608
	Safran SA	2,916	62,791
*	Saft Groupe SA	900	29,224
	Sanofi - Aventis	2,000	176,187
	Sanofi - Aventis ADR	90,995	4,004,690
	Schneider Electric SA	19,405	2,107,965
	SCOR SA	187,030	534,869
	SEB SA	1,680	237,774
	Sechilienne SA	728	36,587
*	SIICinvest	509	1,786
	Societe BIC SA	4,515	308,002
#	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	89	58,690
	Societe Generale Paris	13,990	2,351,213
	Societe Immobiliere de Location pour L’industrie et le Commerce	288	42,792
	Societe Industrielle D’Aviations Latecoere SA	701	20,913
	Societe Television Francaise 1	6,567	243,110
	Sodexho Alliance SA	3,163	185,675
*	Sodexho Alliance SA Sponsored ADR	3,800	223,706
*	Soitec S.A.	9,862	332,686
	Somfy SA	343	85,994
#	Sopra Group SA	986	75,109
	Spir Communication SA	198	30,035
	Stallergenes SA	892	39,235
	Ste Virbac SA	422	25,178
	STEF-TFE SA	792	43,230
	Sucriere de Pithiviers-Le-Vieil	33	34,002
	Suez (ex Suez Lyonnaise des Eaux)	4,083	196,231
	Suez SA ADR	700	33,593
	Synergie SA	1,085	46,643
	Technip SA	3,990	280,557
	Technip SA ADR	5,900	416,186
#	Teleperformance SA	5,105	197,046
	Tessi SA	412	26,255
	Thales SA	3,356	160,770
*	Theolia SA	2,062	34,549

18

		Shares	Value††

#	Total SA	19,007	$1,354,652
	Total SA Sponsored ADR	22,200	1,586,412
	Toupargel-Agrigel SA	290	15,696
#	Trigano SA	1,516	71,369
# *	UbiSoft Entertainment SA	2,251	142,109
	Union Financiere de France Banque SA	300	18,984
#	Valeo SA	13,379	535,475
	Vallourec (Usines A Tubes de Lorraine Escaut et Vallourec Reunies)	525	142,258
	Veolia Environnement SA	2,750	182,473
	Veolia Environnement SA ADR	5,500	365,585
	Viel et Compagnie	5,851	37,951
	Vilmorin et Cie SA	766	62,909
#	Vinci SA	4,224	532,151
	Vivendi SA	77,907	3,004,708
	Vranken Pommery Monopole	469	30,432
	Wendel Investissement	3,003	449,054
	Zodiac SA	2,464	151,237

TOTAL — FRANCE			65,888,987

GERMANY — (5.7%)
COMMON STOCKS — (5.7%)
	A.S. Creation Tapeton AG	648	32,610
*	Aareal Bank AG	4,331	173,531
	ADCapital AG	1,054	14,457
	Adidas-Salomon AG	6,548	322,170
*	Adlink Internet Media AG	1,531	31,025
*	ADVA AG Optical Networking	3,330	33,708
*	Aixtron AG	8,531	36,069
	Allianz SE	11,492	2,240,459
*	Allianz SE ADR	125,300	2,449,615
	Altana AG ADR	3,300	193,083
	AMB Generali Holding AG	1,336	191,694
	Andreae-Noris Zahn AG	566	27,693
*	Augusta Technologie AG	1,588	24,692
	AWD Holding AG	1,537	63,169
	Baader Wertpapierhandelsbank AG	2,510	12,906
#	Balda AG	4,717	39,869
	BASF AG	6,890	636,935
	BASF AG Sponsored ADR	14,300	1,324,323
	Bayer AG	9,647	500,070
	Bayer AG Sponsored ADR	8,000	413,200
	Bayerische Motoren Werke (BMW) AG	18,171	1,000,900
	Beate Uhse AG	4,391	24,430
	Bechtle AG	1,392	35,284
	Beiersdorf AG	936	55,308
*	Bertrandt AG	1,086	17,279
	Bilfinger Berger AG	6,110	380,818
#	Biotest AG	452	16,412
	Boewe Systec AG	548	34,877
	Celesio AG	1,908	97,597
*	CENTROTEC Sustainable AG	823	27,123
	Cewe Color Holding AG	567	24,317
*	ComBOTS AG	1,894	25,354

19

		Shares	Value††

#	Comdirect Bank AG	8,274	$97,359
	Commerzbank AG	64,851	2,343,575
# *	Conergy AG	1,500	85,074
	Continental AG	2,724	310,727
	CTS Eventim AG	1,147	39,018
	Curanum AG	1,530	14,355
*	D&S europe AG	3,783	36,550
	DAB Bank AG	3,271	30,276
	DaimlerChrysler AG	29,783	1,736,456
*	DaimlerChrysler AG ADR	20,700	1,206,396
	Deutsche Bank AG	15,087	1,951,308
	Deutsche Bank AG ADR	16,100	2,082,696
	Deutsche Boerse AG	2,280	383,564
	Deutsche Euroshop AG	1,179	83,197
	Deutsche Lufthansa AG	18,050	453,557
	Deutsche Post AG	25,027	745,850
*	Deutsche Postbank AG	4,700	394,871
	Deutsche Telekom AG	144,796	2,573,589
	Deutsche Telekom AG ADR	27,500	489,500
*	Deutz AG	5,335	70,714
	Douglas Holding AG	3,855	190,643
	Drillisch AG	2,378	17,151
*	Duerr AG	1,670	45,739
	DVB Bank AG	271	72,986
	E.ON AG	3,491	449,200
	E.ON AG ADR	101,400	4,350,060
# *	EM.TV AG	7,400	35,804
*	Epcos AG	1,602	29,206
*	Epcos AG ADR	9,700	175,861
*	Escada AG	393	12,484
	Euwax AG	321	14,651
*	Evotec AG	7,593	30,915
	Fielmann AG	851	46,778
#	Fraport AG	6,259	441,287
	Fresenius Medical Care AG & Co.	569	76,523
*	Fresenius Medical Care AG & Co. ADR	1,600	71,888
	Fuchs Petrolub AG	622	43,096
	GEA Group AG	18,543	368,966
	Gerry Weber International AG	1,058	23,310
	GFK AG	2,158	97,092
*	GPC Biotech AG	1,541	31,977
	Grenkeleasing AG	597	25,876
*	Hannover Rueckversicherung AG	10,546	444,120
	Hawesko Holding AG	1,492	40,581
	Heidelberger Druckmaschinen AG	6,719	291,844
	Henkel KGAA	2,245	281,113
	Hochtief AG	6,779	455,359
	Hugo Boss AG	1,650	85,722
	Hypo Real Estate Holding AG	14,745	861,978
	Indus Holding AG	922	35,577
*	Infineon Technologies AG	70,744	917,178
*	Infineon Technologies AG ADR	6,000	77,580
	INTERSEROH AG	683	25,203
	IVG Immobilien AG	4,556	178,173
*	IWKA AG	2,533	58,899

20

		Shares	Value††

*	Jenoptik AG	5,802	$57,725
	K&S AG	4,291	418,660
# *	KarstadtQuelle AG	4,333	120,624
	Kloeckner-Werke AG	4,277	64,114
	Kontron AG	5,988	86,693
	Krones AG	731	95,963
*	KSB AG	214	85,081
	KWS Saat AG	992	97,195
*	Lanxess AG	12,600	665,277
	Leifheit AG	465	12,937
	Leoni AG	5,071	212,354
	Linde AG	6,864	677,068
	MAN AG	3,486	335,124
*	Mania Technologie AG	3,900	17,390
*	Mediclin AG	2,904	15,986
*	Medigene AG	1,679	15,355
#	Medion AG	3,657	39,363
	Merck KGAA	2,779	303,738
	Metro AG	4,442	277,287
# *	Mobilcom AG	7,939	218,265
*	Morphosys AG	215	12,735
*	MTU Aero Engines Holding AG	4,400	180,226
	Munchener Rueckversicherungs-Gesellschaft AG	11,300	1,847,206
	MVV Energie AG	4,096	133,451
	Norddeutsche Affinerie AG	7,115	200,155
	OHB Technology AG	2,466	33,111
	Oldenburgische Landesbank AG	1,147	77,739
*	Paion AG	3,900	38,187
	PC-Ware AG	613	11,178
	Pfeiffer Vacuum Technology AG	609	47,200
	Pfleiderer AG	2,028	51,538
*	Plasmaselect AG	3,271	9,540
*	Primacom AG	3,091	30,369
	Puma AG Rudolf Dassler Sport	538	195,677
# *	QIAGEN NV	9,787	143,073
# *	QSC AG	6,902	47,740
	Rational AG	233	38,972
	Renk AG	322	16,019
*	REpower Systems AG	761	69,665
	Rheinmetall AG	4,234	294,938
	Rhoen-Klinikum AG	5,170	233,292
	RWE AG (Neu) Series A	4,918	561,302
	Salzgitter AG	4,749	573,268
	SAP AG	124	25,910
*	SAP AG Sponsored ADR	8,800	459,536
	Sartorius AG	986	49,602
	Schlott Sebaldus AG	360	11,532
	Schwarz Pharma AG	626	75,874
*	SGL Carbon AG	6,323	146,450
*	SGL Carbon AG Sponsored ADR	7,400	56,980
	SHB Stuttgarter Invest AG	2,186	98,268
	Siemens AG ADR	29,600	2,825,320
# *	Singulus Technologies AG	3,716	55,154
	Sixt AG	1,090	61,498
	Software AG	1,430	102,820

21

		Shares	Value††

*	Solon AG fuer Solartechnik	799	$22,942
	Stada Arzneimittel AG	5,083	270,147
	Strabag AG	422	71,561
	Suedzucker AG	12,226	297,960
*	Suess Microtec AG	1,345	12,498
	Takkt AG	3,116	52,243
	Techem AG	2,013	145,029
	Technotrans AG	567	17,484
	ThyssenKrupp AG	28,371	1,100,170
#	TUI AG	37,970	802,668
	United Internet AG	6,908	105,799
	Utimaco Safeware AG	1,545	25,229
*	Vivacon AG	810	23,289
#	Volkswagen AG	12,392	1,353,703
	Vossloh AG	1,679	109,960
*	Wincor Nixdorf AG	1,100	158,288
*	Wirecard AG	7,951	70,861
	Wuerttembergische Lebensversicherung AG	687	33,416
	Wuerttembergische Metallwarenfabrik AG	596	19,748

TOTAL — GERMANY			53,359,148

GREECE — (0.9%)
COMMON STOCKS — (0.9%)
*	Aegek S.A.	17,590	20,021
	Agricultural Bank of Greece S.A.	4,010	20,695
	Alpha Bank A.E.	34,072	1,064,472
*	Anek Lines S.A.	10,650	21,303
*	Aspis Bank S.A.	6,175	33,989
*	Astir Palace Hotels S.A.	4,440	34,958
	Athens Medical Center S.A.	5,810	35,666
	Attica Holdings S.A.	8,510	44,688
	Babis Vovos International Construction S.A.	1,840	51,128
*	Bank of Attica S.A.	5,375	37,662
	Bank of Greece	2,390	295,584
	Blue Star Maritime S.A.	15,800	61,068
	C. Rokas S.A.	1,380	35,347
	Coca-Cola Hellenic Bottling Co. S.A.	5,200	190,243
	Coca-Cola Hellenic Bottling Co. S.A. ADR	7,100	260,570
	Cosmote Mobile Telecommunications S.A.	3,040	84,603
*	Diagnostic & Therapeutic Center of Athens “Hygeia” S.A.	6,260	34,651
	EFG Eurobank Ergasias S.A.	15,788	564,597
	Elmec Sport S.A.	10,000	29,176
*	Emporiki Bank of Greece S.A.	6,570	201,922
*	Ethniki General Insurance Co. S.A.	5,420	39,186
	Euromedica S.A.	4,440	41,731
*	Forthnet S.A. Issue 06	5,355	72,816
	Fourlis S.A.	2,840	53,359
	Frigoglass S.A.	2,270	50,564
	GEK Group of Cos S.A.	5,790	55,005
*	Geniki Bank	6,260	73,394
	Germanos S.A.	4,850	121,987
	Halkor S.A.	5,210	26,449
*	Hellenic Cables S.A.	4,830	29,943
	Hellenic Petroleum S.A.	19,270	255,167

22

		Shares	Value††

	Hellenic Technodomiki Tev S.A.	20,530	$223,931
*	Hellenic Telecommunication Organization Co. S.A.	9,070	263,550
*	Hellenic Telecommunication Organization Co. S.A. ADR	50,600	738,760
	Heracles General Cement Co.	3,960	78,859
	Iaso S.A.	11,360	104,177
*	Intracom Holdings S.A.	8,300	58,440
	J&P-Avax S.A.	5,700	45,319
*	Lambrakis Press S.A.	7,150	26,011
	Lampsa Hotel Co.	2,200	34,073
*	Lavipharm S.A.	3,320	25,465
*	Maritime Company of Lesvos S.A.	19,510	29,181
	Metka S.A.	2,710	32,444
	Michaniki S.A.	12,390	62,949
*	Minoan Lines S.A.	5,260	28,541
	Motor Oil (Hellas) Corinth Refineries S.A.	6,045	156,951
	Mytilineos Holdings S.A.	4,450	144,783
	National Bank of Greece	11,760	539,639
	National Bank of Greece S.A. ADR	22,600	209,050
	Neochimiki Lv Lavrentiadis S.A.	3,230	58,187
*	Nirefs Acquaculture S.A.	5,020	25,916
	Pantechniki S.A.	6,160	29,666
	Piraeus Bank S.A.	16,812	503,415
	Public Power Corp.	7,430	183,673
	Regency Entertainment S.A.	1,960	29,091
	S&B Industrial Minerals S.A.	2,620	31,239
	Sarantis S.A.	3,070	32,248
	Teletypos S.A. Mega Channel	4,090	24,351
	Terna Tourist Technical & Maritime S.A.	3,960	55,601
	Titan Cement Co. S.A.	9,110	493,465
	Unisystems S.A.	9,210	25,629
*	Veterin S.A.	5,430	29,091
	Viohalco S.A.	17,030	197,821
	Vivartia S.A.	8,366	153,448
TOTAL COMMON STOCKS			8,616,908

RIGHTS/WARRANTS — (0.0%)
*	Diagnostic & Therapeutic Center of Athens “Hygeia” S.A. Rights 12/08/06	6,260	5,472

TOTAL — GREECE			8,622,380

HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
	Alco Holdings, Ltd.	60,000	33,109
	Allied Group, Ltd.	24,000	67,796
	Allied Properties, Ltd.	62,000	79,454
	AMVIG Holdings, Ltd.	68,000	52,401
	Asia Financial Holdings, Ltd.	84,000	33,922
	Asia Satellite Telecommunications Holdings, Ltd. ADR	1,800	33,903
#	ASM Pacific Technology, Ltd.	6,000	32,792
*	Associated International Hotels, Ltd.	11,000	12,005
	Bank of East Asia, Ltd.	100,264	539,736
	Cafe de Coral Holdings, Ltd.	36,000	63,344
	Cathay Pacific Airways, Ltd.	95,000	225,986

23

		Shares	Value††

	Champion Technology Holdings, Ltd.	175,101	$30,125
	Chaoda Modern Agriculture (Holdings), Ltd.	250,000	155,958
	Chen Hsong Holdings, Ltd.	40,000	23,115
	Cheung Kong Holdings, Ltd.	91,000	1,073,407
	Cheung Kong Infrastructure Holdings, Ltd.	36,000	109,499
	Chevalier International Holdings, Ltd.	18,000	20,214
*	China Aerospace International Holdings, Ltd.	295,200	23,152
	China Gas Holdings, Ltd.	282,000	49,630
	China Green (Holdings), Ltd.	72,000	33,995
*	China Insurance International Holdings Co., Ltd.	90,000	95,990
	China Mengniu Dairy Co., Ltd.	52,000	114,086
	China Merchants Holdings (International) Co., Ltd.	42,748	142,355
	China Netcom Group Corp. (Hong Kong), Ltd.	373,000	742,140
	China Oriental Group Co., Ltd.	408,000	93,903
	China Overseas Land & Investment, Ltd.	258,000	281,090
*	China Pharmaceutical Group, Ltd.	160,000	24,848
	China Power International Development, Ltd.	122,000	65,280
	China Rare Earth Holdings, Ltd.	124,000	20,974
	China Resources Land, Ltd.	107,000	108,554
	China Resources Logic, Ltd.	278,000	27,844
	China Resources Power Holdings Co., Ltd.	120,000	150,307
	China Shineway Pharmaceutical Group, Ltd.	54,000	30,018
*	China Solar Energy Holdings, Ltd.	260,000	21,698
	China Travel International Investment Hong Kong, Ltd.	608,000	159,923
	China Unicom, Ltd.	88,000	101,547
	China Unicom, Ltd. ADR	20,000	231,200
	Chow Sang Sang Holdings International, Ltd.	60,000	29,533
*	CITIC 21CN Co., Ltd.	154,000	18,160
#	CITIC International Financial Holdings, Ltd.	193,000	149,402
	Citic Pacific, Ltd.	116,000	384,273
# *	CITIC Resources Holdings, Ltd.	360,000	88,856
*	Clear Media, Ltd.	24,000	29,282
	CLP Holdings, Ltd.	29,500	195,879
	CNOOC, Ltd.	98,000	86,889
	CNOOC, Ltd. ADR	1,800	159,930
	CNPC (Hong Kong), Ltd.	410,000	217,527
	COFCO International, Ltd.	82,000	71,645
	Comba Telecom Systems Holdings, Ltd.	228,000	90,762
	COSCO International Holdings, Ltd.	200,000	76,305
	Coslight Technology International Group, Ltd.	58,000	33,413
	Dah Sing Banking Group, Ltd.	77,800	178,895
	Dah Sing Financial Holdings, Ltd.	19,600	178,014
	Dickson Concepts International, Ltd.	19,500	20,435
	Digital China Holdings, Ltd.	65,000	24,397
	EganaGoldpfeil Holdings, Ltd.	118,000	58,454
	Emperor Entertainment Hotel, Ltd.	85,000	15,587
	Emperor International Holdings, Ltd.	114,000	30,173
	Enerchina Holdings, Ltd.	69,000	4,694
	Esprit Holdings, Ltd.	22,500	233,014
*	eSun Holdings, Ltd.	26,000	27,043
#	Far East Consortium International, Ltd.	164,610	72,438
	First Pacific Co., Ltd.	108,000	54,787
	Fong’s Industries Co., Ltd.	64,000	45,233
	Fountain Set Holdings, Ltd.	62,000	17,846
*	Foxconn International Holdings, Ltd.	35,000	105,350

24

		Shares	Value††

	Fu JI Food & Catering Services	19,000	$43,860
	Fubon Bank Hong Kong, Ltd.	76,000	33,394
*	Fushan International Energy Group, Ltd.	118,000	15,182
*	Galaxy Entertainment Group, Ltd.	260,000	279,976
	Giordano International, Ltd.	206,000	104,403
	Global Bio-Chem Technology Group Co., Ltd.	250,000	81,647
	Glorious Sun Enterprises, Ltd.	86,000	38,889
	GOME Electrical Appliances Holdings, Ltd.	40,000	30,588
#	Grande Holdings, Ltd.	54,000	17,152
	Great Eagle Holdings, Ltd.	49,000	148,199
	Guangnan Holdings, Ltd.	146,000	26,243
	Guangzhou Investment Co., Ltd.	578,000	144,952
	GZI Transport, Ltd.	82,000	39,502
	Hang Lung Group, Ltd.	159,000	403,762
	Hang Seng Bank, Ltd.	7,600	101,291
	Henderson Investment, Ltd.	50,000	88,316
	Henderson Land Development Co., Ltd.	78,000	433,282
	Hengan International Group Co., Ltd.	30,000	71,882
	HKC (Holdings), Ltd.	239,000	45,562
	HKR International, Ltd.	109,333	55,692
	Hon Kwok Land Investment Co., Ltd	58,000	28,032
	Hong Kong and China Gas Co., Ltd.	76,000	167,915
	Hong Kong and Shanghai Hotels, Ltd.	127,015	195,748
	Hong Kong Electric Holdings, Ltd.	40,000	188,601
	Hong Kong Ferry (Holdings) Co., Ltd.	16,000	17,371
	Hongkong Chinese, Ltd.	222,000	29,887
	Hopewell Highway Infrastructure, Ltd.	106,500	87,811
	Hopewell Holdings, Ltd.	117,000	389,257
	Hopson Development Holdings, Ltd.	46,000	112,985
*	Hua Han Bio-Pharmaceutical Holdings, Ltd.	132,000	35,624
	Hung Hing Printing Group, Ltd.	24,524	13,420
	Hutchison Harbour Ring, Ltd.	212,000	15,244
*	Hutchison Telecommunications International, Ltd.	47,000	102,521
	Hutchison Whampoa, Ltd.	129,000	1,211,168
	Hysan Development Co., Ltd.	55,264	145,781
	I-Cable Communications, Ltd.	85,000	17,541
	Industrial & Commercial Bank of China (Asia), Ltd.	70,000	124,903
*	Innomaxx Biotechnology Group, Ltd.	136,000	26,050
	Johnson Electric Holdings, Ltd.	138,000	104,127
	K Wah International Holdings, Ltd.	290,258	95,688
	Kantone Holdings, Ltd.	480,000	27,468
#	Kerry Properties, Ltd.	91,530	368,612
	Kingboard Chemical Holdings, Ltd.	48,000	193,485
	Kingway Brewery Holdings, Ltd.	46,000	18,079
	Kowloon Development Co., Ltd.	50,000	98,737
*	Lai Sun Development Co., Ltd.	1,090,000	45,992
	Lee & Man Paper Manufacturing, Ltd.	22,000	55,644
#	Lenova Group, Ltd.	266,000	106,942
	Li & Fung, Ltd.	45,600	132,077
	Li Ning Co., Ltd.	48,000	63,876
	Lifestyle International Holdings, Ltd.	43,000	96,645
	Liu Chong Hing Bank, Ltd.	38,000	83,545
	Liu Chong Hing Investment, Ltd.	16,000	18,523
	Lung Kee (Bermuda) Holdings, Ltd.	28,000	14,711
	Macau Success, Ltd.	260,000	24,358

25

		Shares	Value††

	Melco International Development, Ltd.	28,000	$78,917
	Midland Holdings, Ltd.	154,000	87,223
	Mingyuan Medicare Development Co., Ltd.	370,000	35,589
# *	Minmetals Resources, Ltd.	148,000	44,735
	Miramar Hotel & Investment Co., Ltd.	15,000	19,921
	MTR Corp., Ltd.	64,903	161,016
*	Nan Hai Corp., Ltd.	5,150,000	37,685
	Neo-China Group (Holdings), Ltd.	400,000	58,733
	New World China Land, Ltd.	112,000	67,866
	New World Development Co., Ltd.	271,222	494,465
	Next Media, Ltd.	74,000	29,742
	Norstar Founders Group, Ltd.	48,000	16,058
#	NWS Holdings Ltd.	105,008	240,167
	Oriental Press Group, Ltd.	94,000	16,047
	Pacific Andes International Holdings, Ltd.	86,000	17,231
	Pacific Basin Shipping, Ltd.	185,000	116,036
	Pacific Century Premium Developments, Ltd.	175,000	49,697
	Paul Y. ITC Construction Holdings, Ltd.	142,890	52,761
	Peace Mark Holdings, Ltd.	100,000	67,819
	Pico Far East Holdings, Ltd.	190,000	40,436
	Playmates Holdings, Ltd.	194,000	20,912
	Poly Hong Kong Investment, Ltd.	125,000	26,501
	Ports Design, Ltd.	14,500	30,185
	Prime Success International Group, Ltd.	34,000	28,324
	Public Financial Holdings, Ltd.	50,000	39,888
#	Regal Hotels International Holdings, Ltd.	502,000	50,940
	Road King Infrastructure, Ltd.	34,000	50,948
	SCMP Group, Ltd.	108,000	38,051
	Shanghai Industrial Holdings, Ltd.	89,000	189,154
	Shanghai Real Estates, Ltd.	172,000	53,438
*	Shanghai Zenghai Property, Ltd.	820,000	36,368
	Shangri-La Asia, Ltd.	170,000	435,869
	Shell Electric Manufacturing (Holdings) Co., Ltd.	82,000	31,158
#	Shenzhen International Holdings, Ltd.	975,000	58,190
	Shougang Concord International Enterprises Co., Ltd.	374,000	27,848
	Shui On Construction & Materials, Ltd.	26,000	57,514
	Shun Tak Holdings, Ltd.	104,000	162,799
	Silver Grant International Industries, Ltd.	186,000	51,818
	Singamas Container Holdings, Ltd.	26,000	11,974
	Sino Biopharmaceutical, Ltd.	36,000	4,752
	Sino Land Co., Ltd.	105,163	197,072
	Sinochem Hong Kong Holdings, Ltd.	194,000	79,084
*	Sino-i Technology, Ltd.	1,390,000	16,981
	Sinolink Worldwide Holdings, Ltd.	278,000	62,032
	Sinopec Kantons Holdings, Ltd.	68,000	16,835
	Solomon Systech International, Ltd.	188,000	29,398
	Sun Hung Kai & Co., Ltd.	100,000	100,801
	Sun Hung Kai Properties, Ltd.	83,000	938,534
	Symphony Holdings, Ltd.	234,000	28,521
	Tai Cheung Holdings, Ltd.	49,000	28,047
*	TCL Multimedia Technology Holdings, Ltd.	132,000	10,510
	Techtronic Industries Co., Ltd.	103,500	138,306
	Television Broadcasts, Ltd.	14,000	79,272
	Texwinca Holdings, Ltd.	94,000	63,479
*	Tian An China Investments Co., Ltd.	152,000	117,418

26

		Shares	Value††

	Tianjin Development Holdings, Ltd.	58,000	$38,656
	Tingyi (Cayman Islands) Holding Corp.	80,000	67,191
	Titan Petrochemicals Group, Ltd.	440,000	31,084
	Tongda Group Holdings, Ltd.	380,000	29,295
	Top Form International, Ltd.	178,000	39,321
	Transport International Holdings, Ltd.	10,800	61,875
	Truly International Holdings, Ltd.	46,000	46,657
	Varitronix International, Ltd.	42,000	24,396
	Victory City International Holdings, Ltd.	125,124	43,200
	Vitasoy International Holdings, Ltd.	86,000	34,240
	Vtech Holdings, Ltd.	13,000	81,754
	Wai Kee Holdings, Ltd.	92,000	33,081
	Wharf Holdings, Ltd.	130,000	454,489
	Wheelock and Co., Ltd.	137,000	249,981
	Wheelock Properties, Ltd.	205,000	182,684
	Wing Hang Bank, Ltd.	16,000	168,844
	Wing Lung Bank, Ltd.	14,600	140,278
	Wing On Co. International, Ltd.	27,000	40,853
	Yip’s Chemical Holdings, Ltd.	64,000	28,387
	Yue Yuen Industrial (Holdings), Ltd.	42,000	132,734
TOTAL COMMON STOCKS			21,439,723

RIGHTS/WARRANTS — (0.0%)
*	Champion Technology Holdings, Ltd. Warrants 08/03/08	35,020	0
*	Playmates Holdings, Ltd. Warrants 05/27/07	38,800	379
TOTAL RIGHTS/WARRANTS			379

TOTAL — HONG KONG			21,440,102

IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
	Abbey P.L.C.	2,280	31,151
	Allied Irish Banks P.L.C. ADR	50,200	2,824,252
	Anglo Irish Bank Corp. P.L.C.	22,014	418,961
	Bank of Ireland P.L.C.	30,005	647,188
	Bank of Ireland P.L.C. Sponsored ADR	12,900	1,117,011
*	Blackrock International Land P.L.C.	9,347	5,570
	C&C Group P.L.C.	15,575	237,884
	CRH P.L.C.	31,908	1,206,632
#	CRH P.L.C. Sponsored ADR	24,500	940,800
	DCC P.L.C.	12,252	373,799
*	Dragon Oil P.L.C.	46,859	165,809
*	Elan Corp. P.L.C.	11,725	169,327
*	Elan Corp. P.L.C. ADR	8,900	128,783
	FBD Holdings P.L.C.	5,191	279,990
	Fyffes P.L.C.	9,347	20,320
	Glanbia P.L.C.	43,959	175,898
	Greencore Group P.L.C.	27,517	151,231
*	Horizon Technology Group P.L.C.	10,347	12,891
	IAWS Group P.L.C.	13,213	325,701
	IFG Group P.L.C.	12,005	32,301
	Independent News & Media P.L.C.	29,919	108,063
*	IONA Technologies P.L.C. ADR	5,700	30,894
	Irish Continental Group P.L.C.	2,916	49,676

27

		Shares	Value††

	Irish Life & Permanent P.L.C.	49,582	$1,250,721
*	Kenmare Resources P.L.C.	45,570	38,107
	Kerry Group P.L.C.	16,111	390,300
	Kingspan Group P.L.C.	10,619	237,308
	McInerney Holdings P.L.C.	4,745	82,947
	Paddy Power P.L.C.	3,826	79,669
	Readymix P.L.C.	8,287	29,189
*	South Wharf P.L.C.	3,500	30,779
	United Drug P.L.C.	33,955	161,741

TOTAL — IRELAND			11,754,893

ITALY — (3.2%)
COMMON STOCKS — (3.2%)
	ACEA SpA	5,015	96,049
	Acegas-APS SpA	4,290	45,797
# *	Actelios SpA	5,983	71,045
	Aedes SpA	9,253	73,804
	AEM SpA	44,296	141,471
# *	Alitalia SpA	3,189	3,593
#	Alleanza Assicurazioni SpA	23,923	303,914
	Amplifon SpA	11,008	85,975
	ASM SpA	26,468	138,346
	Assicurazioni Generali SpA, Trieste	14,771	643,752
	Astaldi SpA	8,431	63,464
	Autogrill SpA, Novara	4,069	71,304
	Autostrade SpA	5,858	181,553
*	Azimut Holding SpA	7,000	89,877
	Banca CR Firenze	124,781	413,822
#	Banca Finnat Euramerica SpA	18,038	24,444
#	Banca Intermobiliare SpA	13,555	148,951
	Banca Intesa SpA	181,469	1,284,568
*	Banca Italease	3,000	168,875
#	Banca Monte Dei Paschi di Siena SpA	91,398	585,223
	Banca Popolare di Milano Scarl	78,874	1,281,788
	Banca Popolare d’Etruria e del Lazio Scrl	8,310	171,410
*	Banca Popolare Italiana	122,171	1,713,016
	Banca Profilo SpA	12,834	41,114
	Banche Popolari Unite Scpa	37,830	1,047,339
	Banco di Desio e della Brianza SpA	11,197	111,288
#	Banco Piccolo Valellinese Scarl SpA	8,965	157,530
#	Banco Popolare di Verona e Novara SpA	41,221	1,161,212
	Benetton Group SpA	4,521	82,705
	Benetton Group SpA Sponsored ADR	3,100	113,212
	Biesse SpA	3,460	69,280
	Bonifica Terreni Ferraresi e Imprese Agricole SpA	492	25,433
	Brembo SpA	5,614	67,048
	Bulgari SpA	7,050	99,616
	Buzzi Unicem SpA	12,169	327,656
	Caltagirone Editore SpA	6,138	51,977
	Caltagirone SpA	12,205	132,152
	Capitalia SpA	137,754	1,270,513
	Carraro SpA	6,094	33,403
	Cementir SpA	11,248	98,979
	CIR SpA (Cie Industriale Riunite), Torino	74,280	247,261

28

		Shares	Value††

	Class Editore SpA	13,119	$23,782
	Compagnia Assicuratrice Unipol SpA	168,619	595,846
	Credito Artigiano SpA	9,721	47,260
#	Credito Bergamasco SpA	6,461	264,505
	Credito Emiliano SpA	20,908	300,395
	Cremonini SpA	5,288	16,795
#	Danieli & Co. SpA	4,011	56,926
	Davide Campari - Milano SpA	16,918	169,223
#	De Longhi SpA	9,010	53,872
*	Digital Multimedia Technologies SpA	1,000	72,841
*	Ducati Motor Holding SpA	42,910	50,132
	Emak SpA	5,067	31,931
	Enel SpA	19,879	203,024
	Enel SpA Sponsored ADR	9,200	469,292
	Eni SpA	2,426	79,734
	Eni SpA Sponsored ADR	23,250	1,532,640
	ERG SpA	5,417	129,507
	Ergo Previdenza SpA	6,218	40,475
	Esprinet SpA	2,155	40,227
#	Fastweb	6,868	357,180
# *	Fiat SpA	51,423	958,192
*	Fiat SpA Sponsored ADR	8,900	166,519
#	Fiera Milano SpA	2,610	30,447
#	Fondiaria - Sai SpA	10,475	482,482
*	Gemina SpA	28,392	120,586
*	Geox SpA	8,000	122,629
	Gewiss SpA	8,038	63,088
	Granitifiandre SpA	4,023	42,789
#	Gruppo Editoriale L’Espresso SpA	32,503	174,892
	Hera SpA	36,878	156,941
*	Immobiliare Lombardia SpA	153,261	42,971
	Immsi SpA	22,381	64,844
*	Impregilo SpA	37,070	201,520
	Indesit Co. SpA	5,721	88,312
	Industria Macchine Automatique SpA	2,112	30,766
	Intek SpA	29,947	32,626
	Interpump Group SpA	3,715	32,523
	Iride SpA	20,399	68,356
#	Italcementi SpA	11,738	319,092
	Italmobiliare SpA	1,228	123,085
*	Juventus Footbal Club SpA	9,314	22,230
	Lottomatica SpA	2,000	78,751
	Luxottica Group SpA	1,585	48,170
	Luxottica Group SpA Sponsored ADR	1,500	45,540
	Mariella Burani SpA	1,823	47,010
*	Marr SpA	4,000	36,705
	Marzotto SpA	6,390	29,213
	Mediaset SpA	28,346	336,653
	Mediolanum SpA	12,332	99,095
	Meliorbanca SpA	9,398	46,533
	Milano Assicurazioni SpA	29,835	239,908
	Mirato SpA	1,421	15,831
	Mondadori (Arnoldo) Editore SpA	11,383	114,328
	Navigazione Montanari SpA	7,437	38,202
	Permasteelisa SpA	1,921	37,720

29

		Shares	Value††

*	Pininfarina SpA	795	$27,618
	Pirelli & C.Real Estate SpA	1,287	88,891
	Premafin Finanziaria SpA	38,643	117,163
	Premuda SpA	12,844	26,405
	Recordati SpA	10,897	81,217
	Risanamento Napoli SpA	6,930	60,880
	Sabaf SpA	1,075	36,527
	SAES Getters SpA	1,051	39,681
	Saipem SpA	6,422	162,334
	SanPaolo IMI SpA	21,138	468,657
	SanPaolo IMI SpA Sponsored ADR	13,500	598,185
*	SAVE SpA	1,000	32,232
	Seat Pagine Gialle SpA	289,764	168,008
	Snam Rete Gas SpA	29,600	163,816
*	Societa Partecipazioni Finanziarie SpA	31,924	32,121
#	Societe Cattolica di Assicurazoni Scarl SpA	6,427	357,576
	Socotherm SpA	3,685	60,198
	Sogefi SpA	10,338	76,531
	Sol SpA	7,227	46,291
# *	Sorin SpA	13,250	27,744
	Stefanel SpA	11,817	50,991
#	Telecom Italia Media SpA	175,932	85,681
	Telecom Italia SpA	17,080	51,962
# *	Telecom Italia SpA Sponsored ADR	69,100	2,114,460
	Terna SpA	113,000	375,283
# *	Tiscali SpA	43,279	140,251
	Tod’s SpA	1,248	100,247
#	Trevi Finanziaria SpA	4,872	60,174
	UniCredito Italiano SpA	238,533	2,065,070
	Valentino Fashion Group SpA	2,670	104,611
	Vianini Lavori SpA	3,453	43,336
	Vittoria Assicurazioni SpA	1,943	31,208

TOTAL — ITALY			29,929,244

JAPAN — (20.0%)
COMMON STOCKS — (20.0%)
*	A&A Material Corp.	12,000	18,056
	ABILIT Corp.	2,700	10,606
	Achilles Corp.	31,000	52,800
	Adeka Corp.	17,000	165,692
	Aderans Co., Ltd.	5,700	136,279
#	Advan Co., Ltd.	3,900	47,213
	Advantest Corp.	3,200	167,043
	Advantest Corp. ADR	600	31,440
	AEON Co., Ltd.	7,800	182,884
#	Aeon Delight Co., Ltd.	1,300	26,399
	Aeon Fantasy Co., Ltd.	500	18,213
	Aeon Mall Co., Ltd.	1,600	83,877
	Ahresty Corp.	2,200	69,360
	Aica Kogyo Co., Ltd.	10,000	131,370
#	Aichi Corp.	4,600	47,469
	Aichi Machine Industry Co., Ltd.	8,000	21,070
#	Aichi Steel Corp.	22,000	131,677
	Aigan Co., Ltd.	3,900	30,080

30

		Shares	Value††

	Aioi Insurance Co., Ltd.	74,000	$512,172
	Aiphone Co., Ltd.	2,300	42,549
	Air Water, Inc.	11,000	106,989
	Airport Facilities Co., Ltd.	6,000	33,842
	Aisan Industry Co., Ltd.	7,000	79,379
	Aisin Seiki Co., Ltd.	14,200	445,506
	Ajinomoto Co., Inc.	53,000	639,232
	Akebono Brake Industry Co., Ltd.	5,000	45,912
	Akindo Sushiro Co., Ltd.	1,000	22,301
	Alfresa Holdings Corp.	4,300	274,774
	All Nippon Airways Co., Ltd.	8,000	29,294
# *	Allied Telesis Holdings KK	10,900	15,038
	Aloka Co., Ltd.	4,000	37,646
#	Alpha Corp.	1,000	24,627
	Alpha Systems, Inc.	1,300	38,392
	Alpine Electronics, Inc.	7,300	108,786
	Alps Electric Co., Ltd.	35,000	339,166
#	Alps Logistics Co., Ltd.	2,000	37,956
	Altech Corp.	2,600	30,545
	Amada Co., Ltd.	68,000	686,287
	Amano Corp.	11,000	135,166
	Ando Corp.	9,000	18,092
	Anest Iwata Corp.	6,000	33,435
#	Anritsu Corp.	16,000	88,359
	AOC Holdings, Inc.	5,800	103,055
	AOI Electronics Co., Ltd.	1,400	32,615
	AOKI Holdings, Inc.	3,500	65,848
	Aoyama Trading Co., Ltd.	10,900	305,691
	Arakawa Chemical Industries, Ltd.	2,800	29,615
#	Ariake Japan Co., Ltd.	3,800	81,806
#	Arisawa Manufacturing Co., Ltd.	4,400	49,280
	Aronkasei Co., Ltd.	6,000	27,820
	ART Corp.	1,000	31,160
	As One Corp.	1,600	40,695
	Asahi Breweries, Ltd.	30,100	433,685
	Asahi Diamond Industrial Co., Ltd.	11,000	76,431
	Asahi Glass Co., Ltd.	40,000	470,645
	Asahi Kasei Corp.	90,000	577,287
	Asahi Organic Chemicals Industry Co., Ltd.	10,000	39,820
	Asahi Pretec Corp.	2,400	49,333
	Asahi Soft Drinks Co., Ltd.	3,000	41,831
	Asatsu-Dk, Inc.	5,900	184,554
	Asics Corp.	7,000	88,466
	ASKA Pharmaceutical Co., Ltd.	3,000	24,557
	Astellas Pharma, Inc.	17,700	771,586
	Asunaro Aoki Construction Co., Ltd.	8,500	46,872
	Atsugi Co., Ltd.	20,000	29,075
	Autobacs Seven Co., Ltd.	5,200	188,057
	Avex Group Holdings, Inc.	1,800	29,433
	Bando Chemical Industries, Ltd.	15,000	65,614
*	Bank of the Ryukyus, Ltd.	3,900	69,231
	Bank of Yokohama, Ltd.	99,000	753,479
#	Belluna Co., Ltd.	3,700	58,093
	Benesse Corp.	6,100	231,055
	Best Denki Co., Ltd.	8,000	40,658

31

		Shares	Value††

#	Bookoff Corp.	1,000	$19,470
	Bosch Corp.	23,000	127,120
	Bridgestone Corp.	26,000	564,775
	Brother Industries, Ltd.	32,000	417,445
#	BSL Corp.	24,000	19,741
	Bull-Dog Sauce Co., Ltd.	3,000	34,707
	Bunka Shutter Co., Ltd.	7,000	40,047
	Cabin Co., Ltd.	8,000	30,756
	CAC Corp.	2,200	19,296
	Calpis Co., Ltd.	10,000	82,044
	Calsonic Kansei Corp.	27,000	168,251
	Canon Electronics, Inc.	1,000	43,175
	Canon Finetech, Inc.	6,000	114,720
	Canon Marketing Japan, Inc.	12,000	275,249
	Canon, Inc. ADR	9,950	523,669
#	Capcom Co., Ltd.	5,800	102,732
*	CARCHS Co., Ltd.	21,500	21,956
	Casio Computer Co., Ltd.	6,000	137,093
	Cawachi, Ltd.	2,100	58,334
	Central Finance Co., Ltd.	9,000	41,231
	Central Glass Co., Ltd.	31,000	179,596
	Central Japan Railway Co.	18	193,978
	Century Leasing System, Inc.	5,500	85,606
	CFS Corp.	4,500	24,835
	Chino Corp.	8,000	24,754
	Chiyoda Co., Ltd.	5,400	109,141
	Chiyoda Corp.	7,000	131,508
	Chubu Electric Power Co., Ltd.	9,600	287,812
#	Chudenko Corp.	4,600	70,858
	Chuetsu Pulp and Paper Co., Ltd.	10,000	19,740
# *	Chugai Mining Co., Ltd.	20,600	19,092
	Chugai Pharmaceutical Co., Ltd.	3,700	75,268
	Chugai Ro Co., Ltd.	8,000	28,628
	Chugoku Marine Paints, Ltd.	12,000	83,082
	Chuo Spring Co., Ltd., Nagoya	7,000	32,239
	Circle K Sunkus Co., Ltd.	9,000	154,367
#	Citizen Watch Co., Ltd.	66,000	494,112
#	CKD Corp.	6,000	56,908
#	Clarion Co., Ltd.	37,000	72,672
	Cleanup Corp.	4,000	30,394
	CMK Corp.	7,700	78,235
	Coca-Cola Central Japan Co., Ltd.	11	85,098
	Coca-Cola West Japan Co., Ltd.	11,102	234,434
	Colowide Co., Ltd.	3,500	19,937
# *	Columbia Music Entertainment, Inc.	23,000	20,690
	Commuture Corp.	7,000	55,654
	Computer Engineering & Consulting, Ltd.	2,800	34,271
	Comsys Holdings Corp.	24,000	238,311
	Corona Corp.	3,800	70,008
#	Cosel Co., Ltd.	1,600	27,430
	Cosmo Oil Co., Ltd.	98,000	413,014
#	Cosmo Securities Co., Ltd.	29,000	50,435
	Credit Saison Co., Ltd.	3,400	119,517
	Cross Plus, Inc.	2,000	48,557
	CSK Holdings Corp.	3,500	152,126

32

		Shares	Value††

#	Culture Convenience Club Co., Ltd.	6,500	$52,097
#	Cybozu, Inc.	20	14,400
	D&M Holdings, Inc.	2,000	7,203
	Dai Nippon Printing Co., Ltd.	68,000	1,017,656
	Dai Nippon Screen Mfg. Co., Ltd.	35,000	306,669
	Dai Nippon Sumitomo Pharma Co., Ltd.	13,000	160,987
	Dai Nippon Toryo, Ltd.	19,000	28,760
	Daibiru Corp.	9,000	100,551
	Daicel Chemical Industries, Ltd.	53,000	366,845
	Dai-Dan Co., Ltd.	4,000	21,374
	Daido Metal Co., Ltd.	5,000	34,702
	Daido Steel Co., Ltd.	57,000	340,672
#	Daidoh, Ltd.	6,000	71,977
	Daifuku Co., Ltd.	4,000	62,668
	Daihatsu Motor Co., Ltd.	42,000	428,060
	Daihen Corp.	21,000	102,193
	Daiho Corp.	10,000	20,349
	Dai-Ichi Jitsugyo Co., Ltd.	7,000	31,971
#	Daiken Corp.	18,000	59,891
	Daikin Industries, Ltd.	6,000	190,786
#	Daiko Clearing Services Corp.	2,000	24,526
	Daikoku Denki Co., Ltd.	2,000	42,039
*	Daikyo, Inc.	7,000	35,832
	Daimaru, Inc.	9,000	114,058
	Daimei Telecom Engineering Corp.	7,000	66,279
#	Dainichiseika Colour & Chemicals Manufacturing Co., Ltd.	13,000	66,542
	Dainippon Ink & Chemicals, Inc.	94,000	361,255
#	Daio Paper Corp.	14,000	113,501
	Daiseki Co., Ltd.	800	19,529
	Daiso Co., Ltd.	11,000	31,346
	Daisyo Corp.	2,500	32,861
	Daito Trust Construction Co., Ltd.	1,700	87,568
	Daiwa House Industry Co., Ltd.	28,000	489,373
	Daiwa Industries, Ltd.	4,000	24,774
	Daiwa Securities Co., Ltd.	19,000	216,107
#	Daiwabo Co., Ltd.	27,000	96,604
	Daiwabo Information System Co., Ltd.	1,500	19,960
*	DCM Japan Holdings Co., Ltd.	13,180	145,970
	Denki Kagaku Kogyo KK	87,000	346,094
	Denki Kogyo Co., Ltd.	9,000	80,398
	Densei-Lambda KK	1,900	30,060
	Denso Corp.	17,800	671,490
#	Dentsu, Inc.	125	341,920
	Denyo Co., Ltd.	5,000	52,242
#	Descente, Ltd.	11,000	56,461
	Diamond City Co., Ltd.	900	39,187
	Disco Corp.	700	47,340
	Dodwell B.M.S., Ltd.	4,700	33,186
	Don Quijote Co., Ltd.	4,300	88,348
#	Doshisha Co., Ltd.	2,900	50,449
#	Doutor Coffee Co., Ltd.	4,600	77,438
	Dowa Holdings Co., Ltd.	25,000	207,096
	DTS Corp.	1,100	40,460
#	DyDo Drinco, Inc.	1,900	79,127
	Eagle Industry Co., Ltd.	7,000	61,892

33

		Shares	Value††

	East Japan Railway Co.	40	$279,797
#	Ebara Corp.	75,000	280,185
	Edion Corp.	14,700	213,176
	Eiken Chemical Co., Ltd.	3,000	30,132
	Eisai Co., Ltd.	2,500	133,035
	Eizo Nanao Corp.	2,700	67,450
	Electric Power Development Co., Ltd.	4,000	166,277
#	Eneserve Corp.	1,700	8,041
	Enplas Corp.	2,300	34,777
*	Enshu, Ltd.	9,000	25,648
*	Epson Toyocom Corp.	4,000	29,602
	ESPEC Corp.	3,000	41,593
	Exedy Corp.	2,800	86,306
	Ezaki Glico Co., Ltd.	22,000	230,408
	FamilyMart Co., Ltd.	9,500	259,478
#	Fancl Corp.	8,900	123,795
	Fanuc, Ltd.	1,900	172,557
	Fast Retailing Co., Ltd.	900	79,032
# *	FDK Corp.	12,000	19,240
	Foster Electric Co., Ltd.	2,000	24,444
	FP Corp.	2,500	91,430
#	France Bed Holdings Co., Ltd.	37,000	78,339
	Fuji Co., Ltd.	4,300	69,271
	Fuji Corp, Ltd.	3,800	22,397
	Fuji Electric Holdings Co., Ltd.	85,000	463,252
#	Fuji Heavy Industries, Ltd.	61,000	314,998
	Fuji Kiko Co., Ltd.	11,000	27,587
#	Fuji Kyuko Co., Ltd.	4,000	18,965
	Fuji Oil Co., Ltd.	9,900	82,714
	Fuji Soft, Inc.	4,900	117,939
# *	Fujibo Holdings, Inc.	16,000	36,847
	Fujicco Co., Ltd.	3,600	36,135
	FUJIFILM Holdings Corp.	31,000	1,231,913
	Fujikura Kasei Co., Ltd.	2,000	20,131
	Fujikura Rubber, Ltd.	5,000	33,315
	Fujikura, Ltd.	58,000	507,026
#	Fujita Corp.	3,700	13,348
	Fujitec Co., Ltd.	11,000	76,098
# *	Fujitsu Access, Ltd.	4,700	25,508
	Fujitsu Business Systems, Ltd.	4,600	70,311
	Fujitsu Devices, Inc.	5,000	67,237
	Fujitsu Fronttec, Ltd.	1,500	12,012
# *	Fujitsu General, Ltd.	13,000	28,251
	Fujitsu, Ltd.	63,000	512,527
# *	Fujiya Co., Ltd.	17,000	33,545
	Fukuda Corp.	5,000	20,560
#	Fukushima Bank, Ltd.	29,000	37,571
#	Fukuyama Transporting Co., Ltd.	25,000	88,559
# *	Funai Consulting, Co., Ltd.	3,000	19,655
	Funai Electric Co., Ltd.	3,900	327,703
	Furukawa Co., Ltd.	28,000	66,502
	Furusato Industries, Ltd.	2,000	25,760
	Fuso Lexel, Inc.	3,400	28,533
	Fuso Pharmaceutical Industries, Ltd.	9,000	24,985
	Futaba Corp.	5,600	130,434

34

		Shares	Value††

#	Futaba Industrial Co., Ltd.	10,300	$239,547
	Fuyo General Lease Co., Ltd.	4,000	133,400
#	Gakken Co., Ltd.	10,000	23,211
	Gecoss Corp.	5,000	30,792
	Gigas K’s Denki Corp.	4,300	117,780
	Glory, Ltd.	12,900	236,679
#	GMO Internet, Inc.	2,500	21,345
	Godo Steel, Ltd.	20,000	98,663
	Goldcrest Co., Ltd.	1,000	54,709
# *	Goldwin, Inc.	8,000	17,646
	Gourmet Kineya Co., Ltd.	4,000	31,962
# *	GS Yuasa Corp.	65,000	144,077
*	GSI Creos Corp.	12,000	18,447
	Gulliver International Co., Ltd.	330	28,173
	Gun-Ei Chemical Industry Co., Ltd.	9,000	23,503
	Gunze, Ltd.	38,000	195,726
	Hagoromo Foods Corp.	3,000	28,494
	Hakuto Co., Ltd.	3,400	47,887
	Hamamatsu Photonics K.K.	2,300	66,256
	Hankyu Department Stores, Inc.	25,000	212,208
	Hankyu Hanshin Holdings, Inc.	71,000	442,400
	Hanwa Co., Ltd.	33,000	121,833
	Happinet Corp.	1,100	18,131
	Harashin Narus Holdings Co., Ltd.	2,500	30,440
	Harima Chemicals, Inc.	4,000	26,158
	Haruyama Trading Co., Ltd.	2,400	25,882
*	Haseko Corp.	39,500	135,322
*	Hayashikane Sangyo Co., Ltd.	20,000	25,100
#	Hazama Corp.	15,900	22,776
	Heiwa Corp.	7,500	93,991
	Heiwado Co., Ltd.	10,000	172,359
	Hibiya Engineering, Ltd.	4,000	33,436
	Higashi-Nippon Bank, Ltd.	22,000	95,396
	Hikari Tsushin, Inc.	1,200	53,247
	Hino Motors, Ltd.	46,000	233,367
	Hirose Electric Co., Ltd.	500	58,420
	HIS Co., Ltd.	2,300	55,207
	Hisamitsu Pharmaceutical Co., Inc.	3,000	90,660
	Hitachi Cable, Ltd.	32,000	163,716
	Hitachi Chemical Co., Ltd.	2,700	71,384
	Hitachi Construction Machinery Co., Ltd.	2,000	47,288
	Hitachi High-Technologies Corp.	8,700	252,535
	Hitachi Information Systems, Ltd.	4,800	101,649
	Hitachi Koki Co., Ltd.	10,000	136,457
	Hitachi Kokusai Electric, Inc.	13,000	152,024
	Hitachi Maxell, Ltd.	9,300	130,970
	Hitachi Medical Corp.	4,000	42,689
	Hitachi Metals, Ltd.	9,000	95,601
#	Hitachi Plant Technologies, Ltd.	24,000	127,246
	Hitachi Powdered Metal Co., Ltd.	6,000	31,128
#	Hitachi Software Engineering Co., Ltd.	6,800	126,381
	Hitachi Systems & Services, Ltd.	3,000	60,804
	Hitachi Tool Engineering, Ltd.	3,500	46,699
	Hitachi Transport System, Ltd.	16,000	170,410
*	Hitachi Zosen Corp.	67,000	68,912

35

		Shares	Value††

	Hitachi, Ltd.	4,000	$23,687
	Hitachi, Ltd. ADR	20,400	1,208,292
	Hochiki Corp.	5,000	25,373
	Hodogaya Chemical Co., Ltd.	7,000	21,007
	Hogy Medical Co., Ltd.	2,200	87,309
	Hokkaido Electric Power Co., Inc.	4,800	118,007
	Hokkaido Gas Co., Ltd.	12,000	31,402
	Hokkan Holdings, Ltd.	10,000	31,051
	Hokkoku Bank, Ltd.	51,000	209,841
#	Hokuetsu Paper Mills, Ltd.	27,000	145,112
	Hokuhoku Financial Group, Inc.	46,000	169,021
	Hokuriku Electric Industry Co., Ltd.	12,000	31,504
	Hokuriku Electric Power Co., Inc.	4,700	104,111
	Hokuto Corp.	3,100	51,197
	Honda Motor Co., Ltd.	16,700	588,091
	Honda Motor Co., Ltd. ADR	71,900	2,537,351
	Horiba, Ltd.	2,000	66,879
	Horipro, Inc.	2,000	21,586
#	Hosiden Corp.	11,600	121,458
#	Hosokawa Micron Corp.	4,000	30,899
	House Foods Corp.	13,100	212,673
	Howa Machinery, Ltd.	19,000	26,320
	Hoya Corp.	3,600	141,235
	Ibiden Co., Ltd.	2,500	124,434
	IBJ Leasing Co., Ltd.	4,000	100,994
	Ichikoh Industries, Ltd.	8,000	21,753
#	Ichiyoshi Securities Co., Ltd.	7,000	97,388
	Icom, Inc.	1,900	50,831
#	Idec Corp.	3,500	55,837
	Ihara Chemical Industry Co., Ltd.	7,000	18,772
	Iino Kaiun Kaisha, Ltd.	13,000	113,570
	Imasen Electric Industrial Co., Ltd.	3,000	28,373
	Impact 21 Co., Ltd.	3,600	60,389
#	Impress Holdings, Inc.	43	13,034
	Inaba Denki Sangyo Co., Ltd.	2,700	89,823
	Inaba Seisakusho Co., Ltd.	1,500	22,656
	Inabata and Co., Ltd.	8,000	63,938
	Inageya Co., Ltd.	9,000	68,260
*	Ines Corp.	7,000	41,922
#	Information Services International-Dentsu, Ltd.	2,700	32,877
*	INPEX Holdings, Inc.	12	111,163
*	INTEC Holdings, Ltd.	6,000	85,525
#	Invoice, Inc.	1,390	43,242
	ISE Chemicals Corp.	3,000	27,634
#	Iseki & Co., Ltd.	27,000	67,253
	Isetan Co., Ltd.	14,700	263,849
*	Ishihara Sangyo Kaisha, Ltd.	56,000	71,854
	Ishii Hyoki Co., Ltd.	800	16,316
	Ishikawajima-Harima Heavy Industries Co., Ltd.	67,000	213,737
	Isuzu Motors, Ltd.	50,000	223,089
#	ITO EN, Ltd.	2,900	88,323
	Itochu Corp.	63,000	505,548
	Itochu Enex Co., Ltd.	7,300	49,644
	Itochu Shokuh Co., Ltd.	1,800	57,297
	Itochu Techno-Solutions Corp.	2,000	119,929

36

		Shares	Value††

	Itoham Foods, Inc.	26,000	$108,262
	Itoki Crebio Corp.	8,000	103,031
	Iwasaki Electric Co., Ltd.	8,000	19,778
#	Iwatani International Corp.	33,000	92,793
# *	Iwatsu Electric Co., Ltd.	17,000	25,455
	Izumi Co., Ltd.	1,200	42,767
	Izumiya Co., Ltd.	12,000	88,255
# *	Izutsuya Co., Ltd.	24,000	27,861
# *	J Bridge Corp.	2,600	4,843
	Jalux, Inc.	1,400	26,153
#	Jamco Corp.	2,000	21,077
# *	Janome Sewing Machine Co., Ltd.	28,000	44,411
*	Japan Airlines System Corp.	28,000	52,219
	Japan Airport Terminal Co., Ltd.	10,000	112,919
	Japan Aviation Electronics Industry, Ltd.	3,000	42,850
	Japan Business Computer Co., Ltd.	3,000	27,544
	Japan Carlit Co., Ltd.	4,600	33,554
#	Japan Cash Machine Co., Ltd.	3,900	41,341
	Japan Digital Laboratory Co., Ltd.	4,000	60,485
	Japan Kenzai Co., Ltd.	4,300	27,990
#	Japan Medical Dynamic Marketing, Inc.	2,600	10,492
#	Japan Petroleum Exploration Co., Ltd.	3,000	184,775
	Japan Pulp and Paper Co., Ltd.	18,000	65,655
*	Japan Radio Co., Ltd.	20,000	59,122
#	Japan Transcity Corp.	13,000	65,399
	Japan Vilene Co., Ltd.	8,000	48,197
	Jastec Co., Ltd.	3,000	24,277
#	Jeol, Ltd.	12,000	69,896
	JFE Holdings, Inc.	10,100	463,890
	JFE Shoji Holdings, Inc.	26,000	112,376
	JGC Corp.	7,000	109,792
*	Joban Kosan Co., Ltd.	13,000	19,138
#	J-Oil Mills, Inc.	19,000	65,803
	Joint Corp.	1,500	55,472
#	Joshin Denki Co., Ltd.	10,000	56,648
	JS Group Corp.	28,000	557,345
	JSAT Corp.	14	34,912
	JSP Corp.	3,400	33,983
	JSR Corp., Tokyo	4,600	114,537
	JTEKT Corp.	10,000	201,114
	Juki Corp.	5,000	30,642
	Juroku Bank, Ltd.	56,000	317,681
	K.R.S. Corp.	2,100	28,739
#	Kabuki-Za Co., Ltd.	1,000	41,881
	Kadokawa Holdings, Inc.	4,200	150,641
	Kaga Electronics Co., Ltd.	3,600	64,015
#	Kagome Co., Ltd.	5,100	70,628
#	Kajima Corp.	75,000	353,524
	Kaken Pharmaceutical Co., Ltd.	18,000	140,818
*	Kamagai Gumi Co., Ltd.	21,000	40,922
	Kameda Seika Co., Ltd.	3,000	32,361
	Kamei Corp.	4,000	26,061
	Kamigumi Co., Ltd.	43,000	355,282
	Kanaden Corp.	5,000	30,782
	Kanagawa Chuo Kotsu Co., Ltd.	7,000	32,209

37

		Shares	Value††

	Kanamoto Co., Ltd.	5,000	$35,852
	Kandenko Co., Ltd.	16,000	91,038
	Kaneka Corp.	57,000	520,715
# *	Kanematsu Corp.	51,000	81,347
	Kansai Electric Power Co., Inc.	10,200	254,242
	Kansai Paint Co., Ltd.	32,000	272,567
	Kanto Auto Works, Ltd.	10,000	125,573
	Kanto Natural Gas Development Co., Ltd.	5,000	33,104
	Kao Corp.	5,000	134,701
	Kasai Kogyo Co., Ltd.	7,000	26,511
	Kasumi Co., Ltd.	6,000	34,625
#	Katakura Industries Co., Ltd.	4,000	61,641
	Kato Sangyo Co., Ltd.	4,000	48,314
	Kato Works Co., Ltd.	7,000	28,762
	Katokichi Co., Ltd.	23,400	172,361
	Kawada Industries, Inc.	10,000	20,108
*	Kawai Musical Instruments Manufacturing Co., Ltd.	15,000	31,419
#	Kawasaki Heavy Industries, Ltd.	33,000	116,780
	Kawasaki Kisen Kaisha, Ltd.	74,000	527,055
# *	Kawashima Textile Manufacturers, Ltd.	16,000	26,470
	Kayaba Industry Co., Ltd.	25,000	120,454
	KDDI Corp.	37	246,349
	Keihanshin Real Estate Co., Ltd.	5,000	31,279
	Keihin Corp.	6,900	155,014
	Keihin Electric Express Railway Co., Ltd.	17,000	119,673
	Keio Corp.	29,000	191,526
	Keisei Electric Railway Co., Ltd.	19,000	111,346
#	Keiyo Co., Ltd.	5,100	32,593
	Kentucky Fried Chicken Japan, Ltd.	2,000	37,359
	Kenwood Corp.	47,000	86,358
	Key Coffee, Inc.	2,200	32,424
	Keyence Corp.	600	137,311
#	Kibun Food Chemifa Co., Ltd.	2,000	19,178
	Kikkoman Corp.	26,000	293,960
	Kinden Corp.	25,000	189,692
#	Kinki Nippon Tourist Co., Ltd.	8,000	26,540
#	Kinki Sharyo Co., Ltd.	7,000	34,005
	Kintetsu Corp.	42,000	130,348
	Kintetsu World Express, Inc.	2,200	51,561
#	Kinugawa Rubber Industrial Co., Ltd.	11,000	18,258
	Kioritz Corp.	8,000	22,513
	Kirin Brewery Co., Ltd.	36,000	506,265
#	Kishu Paper Co., Ltd.	10,000	14,549
	Kisoji Co., Ltd.	3,800	68,230
#	Kissei Pharmaceutical Co., Ltd.	6,000	99,679
	Kitagawa Iron Works Co., Ltd.	12,000	26,502
#	Kitano Construction Corp.	10,000	23,519
	Kitz Corp.	5,000	40,170
*	Kiyo Holdings, Inc.	17,000	26,873
	Koa Corp.	6,300	88,211
	Koatsu Gas Kogyo Co., Ltd.	11,000	62,275
	Kobayashi Pharmaceutical Co., Ltd.	2,200	79,789
	Kobayashi Yoko Co., Ltd.	1,900	23,794
	Kobe Steel, Ltd.	187,000	573,071
#	Koei Co., Ltd.	5,300	94,086

38

		Shares	Value††

#	Kohnan Shoji Co., Ltd.	2,100	$20,697
	Koito Industries, Ltd.	7,000	30,195
	Koito Manufacturing Co., Ltd.	13,000	188,570
	Kojima Co., Ltd.	3,200	28,674
*	Kokusai Kogyo Co., Ltd.	6,000	18,143
	Kokuyo Co., Ltd.	16,200	254,305
	Komatsu Electronics Metals Co., Ltd.	1,600	93,225
	Komatsu Seiren Co., Ltd.	8,000	41,016
	Komatsu Wall Industry Co., Ltd.	1,800	29,383
	Komatsu, Ltd.	10,000	180,436
	Komeri Co., Ltd.	3,400	107,123
	Komori Corp.	11,000	208,388
#	Konaka Co., Ltd.	4,080	60,194
	Konami Co., Ltd.	2,400	68,762
*	Konica Minolta Holdings, Inc.	22,500	325,166
	Konishi Co., Ltd.	3,100	27,535
	Kosaido Co., Ltd.	5,400	28,529
	Kose Corp.	1,100	30,713
#	Kosei Securities Co., Ltd.	13,000	20,493
	Kubota Corp.	15,000	130,945
	Kubota Corp. Sponsored ADR	1,400	61,306
	Kumiai Chemical Industry Co., Ltd.	10,000	20,044
	Kurabo Industries, Ltd.	33,000	75,561
	Kuraray Co., Ltd.	39,500	447,640
	Kureha Corp.	20,000	93,423
#	Kurimoto, Ltd.	22,000	52,352
	Kurita Water Industries, Ltd.	11,800	242,099
	Kuroda Electric Co., Ltd.	5,300	51,708
#	Kurosaki Harima Corp.	8,000	29,303
	Kyocera Corp.	3,400	304,882
	Kyocera Corp. Sponsored ADR	6,000	538,860
	Kyoden Co., Ltd.	7,000	29,480
	Kyodo Printing Co., Ltd.	15,000	54,205
	Kyodo Shiryo Co., Ltd.	17,000	23,249
	Kyoei Tanker Co., Ltd.	8,000	21,514
	Kyokuto Kaihatsu Kogyo Co., Ltd.	8,100	63,604
#	Kyokuyo Co., Ltd.	13,000	26,100
	KYORIN Co., Ltd.	2,000	24,377
#	Kyoritsu Maintenance Co., Ltd.	1,440	32,161
	Kyosan Electric Manufacturing Co., Ltd.	9,000	33,294
#	Kyoto Kimono Yuzen Co., Ltd.	10	12,345
	Kyowa Exeo Corp.	13,000	118,630
	Kyowa Hakko Kogyo Co., Ltd.	57,000	447,860
	Kyudenko Corp.	5,000	24,981
	Kyushu Electric Power Co., Inc.	9,000	228,318
# *	Kyushu-Shinwa Holdings, Inc.	54,000	57,967
# *	Laox Co., Ltd.	10,000	25,874
	Lawson Inc.	3,300	115,201
	Leopalace21 Corp.	3,000	100,434
#	Life Corp.	6,000	73,928
	Lintec Corp.	4,000	82,491
#	Lion Corp.	30,000	142,746
	Mabuchi Motor Co., Ltd.	4,800	282,132
	Macnica, Inc.	2,200	73,565
	Maeda Corp.	23,000	80,925

39

		Shares	Value††

	Maeda Road Construction Co., Ltd.	11,000	$76,776
	Maezawa Industries, Inc.	3,100	17,298
	Maezawa Kaisei Industries Co., Ltd.	2,000	28,065
	Maezawa Kyuso Industries Co., Ltd.	2,000	31,865
	Makino Milling Machine Co., Ltd.	18,000	196,894
	Makita Corp.	4,000	114,899
	Makita Corp. Sponsored ADR	5,400	155,898
#	Mandom Corp.	3,100	80,106
#	Mars Engineering Corp.	2,500	53,879
	Marubeni Corp.	177,000	895,550
	Marubun Corp.	2,800	37,177
	Marudai Food Co., Ltd.	13,000	37,395
	Maruei Department Store Co., Ltd.	9,000	16,200
	Maruha Group, Inc.	32,000	63,451
	Marui Co., Ltd.	35,200	450,806
#	Maruichi Steel Tube, Ltd.	10,000	249,985
	Marusan Securities Co., Ltd.	9,000	108,628
	Maruwa Co., Ltd.	1,200	27,690
#	Maruyama Manufacturing Co., Inc.	7,000	19,608
	Maruzen Showa Unyu Co., Ltd.	9,000	29,988
	Maspro Denkoh Corp.	3,600	30,249
#	Matsuda Sangyo Co., Ltd.	2,200	46,919
#	Matsui Securities Co., Ltd.	5,600	42,122
#	Matsumotokiyoshi Co., Ltd.	7,000	155,177
	Matsushita Electric Industrial Co., Ltd.	95,000	1,843,461
	Matsushita Electric Industrial Co., Ltd. Sponsored ADR	26,000	505,440
	Matsushita Electric Works, Ltd.	37,000	414,001
#	Matsuya Co., Ltd.	2,000	28,427
#	Matsuya Foods Co., Ltd.	1,900	25,537
# *	Matsuzakaya Holdings Co., Ltd.	18,000	123,623
	Max Co., Ltd.	6,000	89,576
*	Maxvalu Tokai Co., Ltd.	2,000	39,649
	Mazda Motor Corp.	18,000	122,844
#	MEC Co., Ltd.	2,100	24,590
	Mediceo Paltac Holdings Co., Ltd.	13,400	253,130
#	Megachips Corp.	2,900	54,056
#	Meidensha Corp.	31,000	107,007
	Meiji Dairies Corp.	29,000	214,188
	Meiji Seika Kaisha, Ltd. Tokyo	54,000	250,476
#	Meitec Corp.	2,200	69,986
#	Meito Sangyo Co., Ltd.	3,900	77,001
	Meiwa Estate Co., Ltd.	3,700	53,082
#	Mercian Corp.	26,000	78,560
	Mikuni Coca-Cola Bottling Co., Ltd.	7,000	69,461
	Milbon Co., Ltd.	800	26,496
	Millea Holdings, Inc.	16,012	573,322
	Millea Holdings, Inc. ADR	42,926	1,532,887
	Minebea Co., Ltd.	41,000	282,713
	Ministop Co., Ltd.	2,600	44,062
	Miraca Holdings, Inc.	4,500	93,541
*	Misawa Homes Holdings, Inc.	4,000	112,779
	MISUMI Group, Inc.	2,700	46,542
	Mito Securities Co., Ltd.	11,000	48,905
	Mitsuba Corp.	6,000	45,356
	Mitsubishi Cable Industries, Ltd.	18,000	27,507

40

		Shares	Value††

	Mitsubishi Corp.	70,000	$1,297,045
	Mitsubishi Electric Corp.	23,000	208,305
	Mitsubishi Estate Co., Ltd.	10,000	245,579
	Mitsubishi Gas Chemical Co., Inc.	11,000	106,578
	Mitsubishi Heavy Industries, Ltd.	198,000	856,933
# *	Mitsubishi Kakoki Kaisha, Ltd.	7,000	20,194
	Mitsubishi Logistics Corp.	18,000	286,059
	Mitsubishi Materials Corp.	163,000	624,893
# *	Mitsubishi Motors Corp.	98,000	171,284
# *	Mitsubishi Paper Mills, Ltd.	38,000	62,521
	Mitsubishi Pencil Co., Ltd.	6,000	88,386
	Mitsubishi Plastics, Inc.	24,000	66,893
	Mitsubishi Rayon Co., Ltd.	22,000	148,880
#	Mitsubishi Steel Manufacturing Co., Ltd.	19,000	81,119
	Mitsubishi UFJ Financial Group, Inc.	125	1,590,195
	Mitsubishi UFJ Financial Group, Inc. ADR	6,000	76,440
	Mitsubishi UFJ Securities Co., Ltd.	21,000	246,903
	Mitsuboshi Belting, Ltd.	11,000	65,018
	Mitsui & Co., Ltd.	19,000	257,151
	Mitsui & Co., Ltd. Sponsored ADR	1,001	270,090
	Mitsui Chemicals, Inc.	67,000	496,167
	Mitsui Engineering and Shipbuilding Co., Ltd.	85,000	300,361
	Mitsui High-Tec, Inc.	5,000	62,162
	Mitsui Home Co., Ltd.	7,000	49,987
	Mitsui Knowledge Industry Co., Ltd.	2,400	37,258
	Mitsui Mining and Smelting Co., Ltd.	93,000	438,549
*	Mitsui Mining Co., Ltd.	15,000	24,670
	Mitsui O.S.K. Lines, Ltd.	34,000	310,187
	Mitsui Sugar Co., Ltd.	21,000	68,039
	Mitsui Sumitoma Insurance Co., Ltd.	71,000	870,237
	Mitsui Trust Holdings, Inc.	17,000	179,455
	Mitsui-Soko Co., Ltd.	20,000	115,921
#	Mitsukoshi, Ltd.	63,000	311,394
#	Mitsumi Electric Co., Ltd.	11,000	190,191
	Mitsuuroko Co., Ltd.	11,000	75,154
	Miura Co., Ltd.	5,100	131,442
	Miyazaki Bank, Ltd.	16,000	75,494
	Miyoshi Oil & Fat Co., Ltd.	13,000	24,646
	Mizuho Financial Group, Inc.	75	549,411
	Mizuho Investors Securities Co., Ltd.	42,000	86,023
#	Mizuho Trust & Banking Co., Ltd.	24,000	56,220
#	Mizuno Corp.	22,000	158,270
	Mochida Pharmaceutical Co., Ltd.	14,000	115,722
#	Modec, Inc.	4,200	91,836
	Mori Seiki Co., Ltd.	9,600	210,809
	Morinaga & Co., Ltd.	31,000	72,682
	Morinaga Milk Industry Co., Ltd.	37,000	143,672
	Morita Corp.	9,000	43,485
	Mory Industries, Inc.	10,000	34,839
#	MOS Food Services, Inc.	6,000	84,086
	Moshi Moshi Hotline, Inc.	450	18,698
	MR Max Corp.	10,000	54,297
	Murata Manufacturing Co., Ltd.	5,500	371,674
	Musashino Bank, Ltd.	4,400	221,020
*	Mutoh Industries, Ltd.	14,000	32,048

41

		Shares	Value††

	Myojo Foods Co., Ltd.	5,000	$37,469
	Nabtesco Corp.	7,000	82,756
	Nachi-Fujikoshi Corp.	12,000	60,439
	Nagase & Co., Ltd.	21,000	246,104
#	Nagatanien Co., Ltd.	4,000	29,641
	Nagoya Railroad Co., Ltd.	59,000	185,269
	Nakabayashi Co., Ltd.	9,000	18,753
	Nakamuraya Co., Ltd.	5,000	23,323
	Nakayama Steel Works, Ltd.	16,000	55,345
	Namco Bandai Holdings, Inc.	31,000	467,575
	NEC Corp.	213,000	1,012,224
	NEC Corp. Sponsored ADR	6,000	28,500
	NEC Fielding, Ltd.	6,300	84,087
	NEC Mobiling, Ltd.	1,700	29,548
	NEC System Integration & Construction, Ltd.	6,400	74,021
#	NEC Tokin Corp.	5,000	30,998
#	NEOMAX Co., Ltd.	5,000	106,823
#	Net One Systems Co., Ltd.	102	149,845
#	Netmarks, Inc.	32	22,552
	Neturen Co., Ltd., Tokyo	6,100	72,636
	NGK Insulators, Ltd.	29,000	428,138
	NGK Spark Plug Co., Ltd.	13,000	236,062
#	NHK Spring Co., Ltd.	10,000	105,555
	Nice Corp.	15,000	54,273
	Nichia Steel Works, Ltd.	6,000	21,693
	Nichias Corp.	13,000	92,021
	Nichiban Co., Ltd.	8,000	33,053
	Nichicon Corp.	10,400	124,753
#	Nichiha Corp.	3,800	46,461
#	Nichii Gakkan Co.	4,200	62,604
#	Nichimo Corp.	15,000	11,814
	Nichirei Corp.	38,000	218,104
	Nichiro Corp.	23,000	36,341
#	Nidec Copal Corp.	3,300	39,691
	Nidec Corp.	1,800	139,035
	Nidec Corp. ADR	1,600	31,328
	Nidec Sankyo Corp.	3,000	27,417
#	Nidec Tosok Corp.	2,600	28,732
	Nifco, Inc.	6,000	129,316
	Nihon Dempa Kogyo Co., Ltd.	2,300	94,868
#	Nihon Eslead Corp.	1,100	29,579
#	Nihon Inter Electronics Corp.	3,000	18,643
	Nihon Kagaku Sangyo Co., Ltd.	3,000	21,735
#	Nihon Kohden Corp.	5,000	100,592
	Nihon Nohyaku Co., Ltd.	8,000	26,774
	Nihon Parkerizing Co., Ltd.	6,000	106,965
	Nihon Unisys, Ltd.	5,500	96,554
#	Nikkiso Co., Ltd.	9,000	69,045
	Nikko Cordial Corp.	69,000	845,913
	Nikon Corp.	7,000	143,660
	Nintendo Co., Ltd.	1,700	403,838
	Nippei Toyama Corp.	4,000	31,891
	Nippo Corp.	11,000	80,334
	Nippon Beet Sugar Manufacturing Co., Ltd.	27,000	72,940
	Nippon Carbon Co., Ltd.	11,000	41,377

42

		Shares	Value††

	Nippon Ceramic Co., Ltd.	3,000	$37,162
	Nippon Chemical Industrial Co., Ltd.	11,000	30,711
	Nippon Chemi-Con Corp.	20,000	161,152
	Nippon Concrete Industries Co., Ltd.	9,000	23,263
#	Nippon Denko Co., Ltd.	18,000	66,234
	Nippon Densetsu Kogyo Co., Ltd.	11,000	71,078
	Nippon Denwa Shisetu Co., Ltd.	8,000	26,989
	Nippon Electric Glass Co., Ltd.	3,000	64,839
	Nippon Express Co., Ltd.	89,000	478,473
	Nippon Felt Co., Ltd.	5,000	34,439
	Nippon Fine Chemical Co., Ltd.	5,000	31,353
	Nippon Flour Mills Co., Ltd.	19,000	74,053
#	Nippon Gas Co., Ltd.	5,000	41,321
	Nippon Kanzai Co., Ltd.	2,800	62,296
# *	Nippon Kasei Chemical Co., Ltd.	7,000	12,750
	Nippon Kayaku Co., Ltd.	29,000	224,364
	Nippon Koei Co., Ltd., Tokyo	7,000	18,893
	Nippon Konpo Unyu Soko Co., Ltd.	10,000	114,352
	Nippon Light Metal Co., Ltd.	92,000	222,237
	Nippon Meat Packers, Inc.	32,000	334,554
#	Nippon Metal Industry Co., Ltd.	18,000	51,060
	Nippon Mining Holdings, Inc.	76,000	553,596
	Nippon Mitsubishi Oil Corp.	135,000	957,733
	Nippon Paint Co., Ltd.	38,000	202,300
	Nippon Paper Group, Inc.	162	600,906
#	Nippon Parking Development Co., Ltd.	143	19,045
	Nippon Pillar Packing Co., Ltd.	3,000	33,123
	Nippon Piston Ring Co., Ltd.	11,000	23,462
#	Nippon Restaurant System, Inc.	1,300	45,195
	Nippon Seiki Co., Ltd.	3,000	69,287
#	Nippon Sharyo, Ltd.	28,000	68,502
	Nippon Sheet Glass Co., Ltd.	96,000	424,573
	Nippon Shinyaku Co., Ltd.	11,000	95,160
	Nippon Shokubai Co., Ltd.	25,000	267,033
	Nippon Signal Co., Ltd.	10,000	71,238
*	Nippon Soda Co., Ltd.	21,000	90,174
	Nippon Steel Corp.	145,000	648,256
	Nippon Suisan Kaisha, Ltd.	38,000	208,829
	Nippon Telegraph & Telephone Corp.	46	232,276
*	Nippon Telegraph & Telephone Corp. ADR	6,200	156,550
	Nippon Thompson Co., Ltd.	13,000	118,752
#	Nippon Valqua Industries, Ltd.	9,000	30,989
#	Nippon Yakin Kogyo Co., Ltd.	15,000	81,899
	Nippon Yusen KK	78,000	544,292
	Nippon Yusoki Co., Ltd.	6,000	32,033
	Nipponkoa Insurance Co., Ltd.	70,000	598,976
#	Nipro Corp.	8,000	145,602
#	Nishimatsu Construction Co., Ltd.	45,000	148,188
	Nishimatsuya Chain Co., Ltd.	2,600	50,350
	Nishi-Nippon Bank, Ltd.	110,000	510,465
	Nishi-Nippon Railroad Co., Ltd.	52,000	193,815
	Nissan Chemical Industries, Ltd.	8,000	94,668
	Nissan Diesel Motor Co., Ltd.	42,000	140,755
	Nissan Motor Co., Ltd.	64,700	784,668
	Nissan Shatai Co., Ltd.	13,000	66,294

43

		Shares	Value††

	Nissay Dowa General Insurance Co., Ltd.	51,000	$316,843
	Nissei Corp.	3,100	33,771
	Nissei Plastic Industrial Co., Ltd.	4,000	26,886
	Nissen Co., Ltd.	10,800	72,004
	Nissha Printing Co., Ltd.	2,000	63,704
	Nisshin Fudosan Co., Ltd.	2,400	34,991
	Nisshin Seifun Group, Inc.	34,200	336,908
	Nisshin Steel Co., Ltd.	163,000	541,899
	Nisshinbo Industries, Inc.	30,000	296,440
	Nissin Corp.	26,000	95,139
#	Nissin Electric Co., Ltd.	19,000	76,367
	Nissin Food Products Co., Ltd.	14,400	487,606
	Nissin Kogyo Co., Ltd.	4,600	110,267
	Nissin Sugar Manufacturing Co., Ltd.	7,000	17,703
	Nitta Corp.	3,500	66,107
#	Nittan Valve Co., Ltd.	4,000	33,758
#	Nittetsu Mining Co., Ltd.	13,000	103,378
	Nitto Boseki Co., Ltd.	41,000	134,090
	Nitto Denko Corp.	3,300	158,676
	Nitto Electric Works, Ltd.	6,400	101,050
	Nitto FC Co., Ltd.	5,000	30,393
	Nitto Kohki Co., Ltd.	2,700	56,652
	Nitto Seiko Co., Ltd.	5,000	26,416
#	NIWS Co. HQ, Ltd.	97	63,254
	NOF Corp.	26,000	139,523
	Nohmi Bosai, Ltd.	4,000	26,411
	NOK Corp.	3,000	55,286
	Nomura Co., Ltd.	7,000	38,376
	Nomura Holdings, Inc. ADR	32,000	558,720
	Nomura Research Institute, Ltd.	800	113,886
	Nomura Securities Co., Ltd.	49,000	853,552
	Noritake Co., Ltd.	18,000	91,435
	Noritsu Koki Co., Ltd.	3,400	63,987
	Noritz Corp.	7,100	123,665
	Nosan Corp.	20,000	51,704
	NS Solutions Corp.	2,700	79,799
	NSD Co., Ltd.	1,800	63,417
	NSK, Ltd.	19,000	167,687
	NTN Corp.	26,000	221,175
#	NTT Data Corp.	15	75,010
	NTT DoCoMo, Inc.	611	930,811
	NTT DoCoMo, Inc. Sponsored ADR	2,400	36,624
	Obayashi Corp.	71,000	446,075
#	Obic Co., Ltd.	500	103,814
	Odakyu Electric Railway Co., Ltd.	7,000	45,600
	Oenon Holdings, Inc.	8,000	25,038
	Oiles Corp.	3,200	73,504
	Oji Paper Co., Ltd.	84,000	440,836
	Okabe Co., Ltd.	7,000	29,278
	Okamoto Industries, Inc.	9,000	32,702
	Okamura Corp.	12,000	133,219
#	Okasan Holdings, Inc.	31,000	214,856
#	Oki Electric Industry Co., Ltd.	112,000	257,077
	Okinawa Electric Power Co., Ltd.	1,300	75,393
	OKK Corp.	7,000	23,497

44

		Shares	Value††

#	OKUMA Corp.	24,000	$253,608
#	Okumura Corp.	33,000	160,771
	Okura Industrial Co., Ltd.	7,000	27,602
	Okuwa Co., Ltd.	7,000	95,778
	Olympic Corp.	3,100	21,578
	Olympus Corp.	5,000	156,103
	O-M, Ltd.	7,000	33,033
	OMC Card, Inc.	3,000	26,379
	Omron Corp.	14,400	384,043
	Ono Pharmaceutical Co., Ltd.	8,200	416,707
	Ono Sokki Co., Ltd.	5,000	34,723
	Onoken Co., Ltd.	2,000	24,107
	Onward Kashiyama Co., Ltd.	27,000	360,520
#	Oracle Corp. Japan	800	37,513
	Organo Corp.	9,000	88,641
#	Oriental Land Co., Ltd.	4,000	210,382
	Oriental Yeast Co., Ltd.	5,000	30,507
	Origin Electric Co., Ltd.	5,000	31,501
	Osaka Gas Co., Ltd.	57,000	205,020
#	Osaka Steel Co., Ltd.	4,700	84,653
	Osaki Electric Co., Ltd.	4,000	30,896
	OSG Corp.	3,000	47,877
#	Otsuka Corp.	600	63,525
	Oyo Corp.	3,100	31,928
	Pacific Industrial Co., Ltd.	6,000	34,483
	Pacific Metals Co., Ltd.	5,000	42,856
#	PanaHome Corp.	16,000	114,136
	Paramount Bed Co., Ltd.	3,600	63,578
	Parco Co., Ltd.	8,000	88,381
#	Paris Miki, Inc.	5,100	93,313
#	Park24 Co., Ltd.	4,600	62,282
*	Pasco Corp.	8,000	13,320
#	Pasona, Inc.	14	26,495
	Patlite Corp.	3,000	28,392
	PCA Corp.	1,000	15,499
# *	Penta-Ocean Construction Co., Ltd.	81,000	88,990
#	Pentax Corp.	21,000	110,991
#	Pigeon Corp.	2,000	36,515
	Pilot Corp.	6	41,577
	Piolax, Inc.	1,500	26,095
#	Pioneer Electronic Corp.	28,000	404,706
#	Press Kogyo Co., Ltd.	15,000	64,311
# *	Prima Meat Packers, Ltd.	23,000	26,941
	PRONEXUS, Ltd.	4,000	34,794
#	Q.P. Corp.	18,400	164,255
	Q’Sai Co., Ltd.	2,900	47,308
	Raito Kogyo Co., Ltd.	7,100	21,429
#	Rasa Industries, Ltd.	10,000	40,834
#	Rengo Co., Ltd.	40,000	240,712
*	Renown, Inc.	6,000	59,684
#	Resorttrust, Inc.	2,500	68,972
	Rhythm Watch Co., Ltd.	13,000	20,809
	Ricoh Co., Ltd., Tokyo	31,000	587,273
	Ricoh Elemex Corp.	4,000	24,916
	Ricoh Leasing Co., Ltd.	4,100	104,177

45

		Shares	Value††

#	Right On Co., Ltd.	1,700	$61,417
	Riken Corp.	12,000	69,118
	Riken Keiki Co., Ltd.	3,000	21,955
	Riken Technos Corp.	6,000	21,823
#	Riken Vitamin Co., Ltd.	4,000	115,620
#	Ringer Hut Co., Ltd.	2,800	35,691
	Rinnai Corp.	6,300	179,495
	Rock Field Co., Ltd.	1,500	27,617
	Rohm Co., Ltd.	8,300	761,972
	Rohto Pharmaceutical Co., Ltd.	11,000	116,717
	Roland Corp.	2,800	66,568
#	Roland DG Corp.	1,600	48,926
	Round One Corp.	15	51,324
	Royal Co., Ltd.	6,000	82,280
	Ryobi, Ltd.	11,000	88,414
	Ryoden Trading Co., Ltd.	5,000	35,662
	Ryohin Keikaku Co., Ltd.	900	69,311
	Ryosan Co., Ltd.	6,400	160,845
	Ryoshoku, Ltd.	4,700	106,610
	Ryoyo Electro Corp.	4,800	64,646
	S Foods, Inc.	3,000	25,891
#	S Science Co., Ltd.	164,000	42,434
#	S.T. Chemical Co., Ltd.	3,000	40,245
	Sagami Chain Co., Ltd.	4,000	39,012
	Sagami Railway Co., Ltd.	12,000	40,690
#	Saibu Gas Co., Ltd.	28,000	65,017
#	Saint Marc Holdings Co., Ltd.	1,000	71,823
#	Saizeriya Co., Ltd.	5,700	70,151
	Sakai Chemical Industry Co., Ltd.	17,000	85,045
	Sakata INX Corp.	5,000	25,654
#	Sakata Seed Corp.	6,100	76,567
#	Sala Corp.	6,500	32,492
	San-Ai Oil Co., Ltd.	8,000	30,619
	Sanden Corp.	17,000	77,188
	Sanei-International Co., Ltd.	2,200	69,200
	Sankei Building Co., Ltd.	8,000	69,818
#	Sanken Electric Co., Ltd.	9,000	106,597
	Sanki Engineering Co., Ltd.	9,000	60,734
	Sankyo Co., Ltd.	4,000	204,258
	Sankyo Seiko Co., Ltd.	6,000	23,843
#	Sankyo-Tateyama Holdings, Inc.	43,000	94,150
#	Sankyu, Inc., Tokyo	11,000	68,530
	Sanoh Industrial Co., Ltd.	3,000	19,272
#	Sanrio Co., Ltd.	2,600	37,084
	Sanshin Electronics Co., Ltd.	4,000	43,288
	Santen Pharmaceutical Co., Ltd.	8,200	236,533
	Sanwa Shutter Corp.	39,000	225,061
#	Sanyo Chemical Industries, Ltd.	16,000	104,738
	Sanyo Denki Co., Ltd.	6,000	39,564
# *	Sanyo Electric Co., Ltd.	215,000	306,990
	Sanyo Electric Credit Co., Ltd.	2,000	30,758
	Sanyo Shokai, Ltd.	18,000	130,126
	Sanyo Special Steel Co., Ltd.	22,000	141,811
	Sapporo Hokuyo Holdings, Inc.	55	545,989
#	Sapporo Holdings, Ltd.	38,000	210,556

46

		Shares	Value††

# *	Sasebo Heavy Industries Co., Ltd., Tokyo	9,000	$25,397
	Sato Corp.	4,800	79,689
	Sato Shoji Corp.	2,000	18,206
	Satori Electric Co., Ltd.	1,600	24,073
	Secom Co., Ltd.	3,500	181,177
	Secom Joshinetsu Co., Ltd.	1,500	35,615
	Secom Techno Service Co., Ltd.	1,500	62,865
	Sega Sammy Holdings, Inc.	4,000	100,114
	Seijo Corp.	1,200	25,099
	Seika Corp.	11,000	28,155
#	Seikagaku Corp.	6,400	61,941
	Seiko Corp.	10,000	66,804
	Seiko Epson Corp.	14,800	359,837
#	Seino Holdings Co., Ltd.	26,000	258,240
#	Seiren Co., Ltd.	8,000	100,506
# *	Seiyu, Ltd.	44,000	62,020
	Sekisui Chemical Co., Ltd.	50,000	421,112
	Sekisui House, Ltd.	36,000	543,136
	Sekisui Jushi Co., Ltd.	9,000	62,511
	Sekisui Plastics Co., Ltd.	10,000	32,856
	Senko Co., Ltd.	11,000	34,115
#	Senshu Electric Co., Ltd.	1,500	32,627
	Senshukai Co., Ltd.	6,000	61,821
	Seven & I Holdings Co., Ltd.	10,552	335,006
	SFCG Co., Ltd.	280	43,891
	Shaddy Co., Ltd.	2,000	25,855
	Sharp Corp., Osaka	34,000	569,981
#	Shibaura Mechatronics Corp.	3,000	15,554
	Shibusawa Warehouse Co., Ltd.	8,000	30,898
	Shibuya Kogyo Co., Ltd.	3,300	27,748
	Shiga Bank, Ltd.	38,000	248,623
	Shikibo, Ltd.	19,000	30,416
	Shikoku Bank, Ltd.	25,000	96,060
	Shikoku Chemicals Corp.	6,000	34,870
	Shikoku Coca-Cola Bottling Co., Ltd.	2,600	30,336
#	Shikoku Electric Power Co., Inc.	6,300	148,067
#	Shima Seiki Manufacturing Co., Ltd.	5,000	118,170
	Shimachu Co., Ltd.	8,500	228,372
	Shimadzu Corp.	24,000	201,314
	Shimamura Co., Ltd.	800	92,729
	Shimano, Inc.	8,400	255,903
#	Shimizu Bank, Ltd.	1,500	61,697
#	Shimizu Corp.	111,000	576,460
	Shin Nippon Air Technologies Co., Ltd.	4,200	30,131
	Shinagawa Refractories Co., Ltd.	8,000	26,415
	Shindengen Electric Manufacturing Co., Ltd.	15,000	71,977
	Shin-Etsu Chemical Co., Ltd.	4,100	270,009
	Shin-Etsu Polymer Co., Ltd.	7,000	95,608
#	Shinkawa, Ltd.	2,700	60,969
	Shin-Keisei Electric Railway Co., Ltd.	5,000	18,344
	Shinki Co., Ltd.	14,400	54,087
#	Shinko Electric Co., Ltd.	4,000	11,199
	Shinko Electric Industries Co., Ltd.	2,300	58,449
#	Shinko Plantech Co., Ltd.	9,000	68,843
	Shinko Securities Co., Ltd.	90,000	342,795

47

		Shares	Value††

	Shinko Shoji Co., Ltd.	3,000	$40,590
	Shin-Kobe Electric Machinery Co., Ltd.	6,000	31,284
	Shinmaywa Industries, Ltd.	16,000	79,616
	Shinsei Bank, Ltd.	130,000	767,884
	Shinsho Corp.	11,000	29,573
	Shinwa Kaiun Kaisha, Ltd.	14,000	50,678
	Shionogi & Co., Ltd.	12,000	232,216
#	Shiroki Co., Ltd.	10,000	26,202
#	Shiseido Co., Ltd.	13,000	261,731
#	Shizuoka Bank, Ltd.	63,000	641,789
	Shizuoka Gas Co., Ltd.	8,000	59,904
	Sho-Bond Corp.	3,500	33,144
	Shobunsha Publications, Inc.	2,300	26,750
#	Shochiku Co., Ltd.	10,000	77,492
#	Shoko Co., Ltd.	15,000	26,029
#	Showa Aircraft Industry Co., Ltd.	2,000	24,077
	Showa Corp.	9,700	147,841
	Showa Denko KK	28,000	110,335
	Showa Sangyo Co., Ltd.	25,000	60,553
	Showa Shell Sekiyu KK	15,400	173,495
	Siix Corp.	1,600	15,324
#	Sinanen Co., Ltd.	10,000	50,574
	Sintokogio, Ltd.	7,000	90,432
*	SKY Perfect Communications, Inc.	650	409,932
	SMC Corp.	1,400	191,235
	SMK Corp.	11,000	74,626
*	Snow Brand Milk Products Co., Ltd.	26,500	90,771
	Sodick Co., Ltd.	8,000	64,262
#	Softbank Corp.	7,500	156,293
	Sogo Medical Co., Ltd.	1,300	28,789
	Sohgo Security Services Co.,Ltd.	11,800	230,681
*	Sojitz Corp.	49,500	152,549
	Sompo Japan Insurance, Inc.	50,000	633,881
	Sonton Food Industry Co., Ltd.	3,000	29,374
	Sony Corp.	2,000	78,495
	Sony Corp. ADR	35,300	1,391,173
	Sorun Corp.	3,100	30,633
	Space Co., Ltd.	3,700	28,991
#	Square Enix Co., Ltd.	3,100	77,837
*	SRA Holdings	1,100	16,592
#	SSP Co., Ltd.	15,000	90,735
	Stanley Electric Co., Ltd.	8,600	177,837
	Star Micronics Co., Ltd.	6,000	120,025
	Starzen Corp.	10,000	23,360
#	STB Leasing Co., Ltd.	2,000	35,445
	Stella Chemifa Corp.	700	23,778
#	Sugi Pharmacy Co., Ltd.	3,300	60,733
	Sugimoto & Co., Ltd.	2,000	31,108
#	Sumida Corp.	2,300	44,618
	Suminoe Textile Co., Ltd.	12,000	34,493
#	Sumisho Computer Systems Corp.	3,300	80,450
	Sumisho Lease Co., Ltd.	2,200	132,398
	Sumitomo Bakelite Co., Ltd.	33,000	232,026
	Sumitomo Chemical Co., Ltd.	53,000	354,550
	Sumitomo Corp.	65,700	916,341

48

		Shares	Value††

	Sumitomo Electric Industries, Ltd.	64,000	$1,012,560
	Sumitomo Forestry Co., Ltd.	25,000	283,807
	Sumitomo Heavy Industries, Ltd.	10,000	98,375
#	Sumitomo Light Metal Industries, Ltd.	38,000	75,634
	Sumitomo Metal Industries, Ltd., Osaka	41,000	156,411
	Sumitomo Metal Mining Co., Ltd.	37,000	480,835
# *	Sumitomo Mitsui Construction Co., Ltd.	8,000	23,716
	Sumitomo Mitsui Financial Group, Inc.	94	986,443
	Sumitomo Osaka Cement Co., Ltd.	70,000	216,606
	Sumitomo Pipe & Tube Co., Ltd.	5,000	25,993
	Sumitomo Precision Products Co., Ltd.	6,000	29,955
	Sumitomo Real Estate Sales Co., Ltd.	1,100	86,075
	Sumitomo Realty & Development Co., Ltd.	7,000	221,820
	Sumitomo Rubber Industries, Ltd.	24,000	310,019
	Sumitomo Seika Chemicals Co., Ltd.	11,000	60,170
#	Sumitomo Titanium Corp.	600	69,150
	Sumitomo Trust & Banking Co., Ltd.	58,000	618,344
	Sumitomo Warehouse Co., Ltd.	31,000	226,018
	Sundrug Co., Ltd.	1,200	26,496
	SunTelephone Co., Ltd.	4,000	34,243
	Suruga Bank, Ltd.	18,000	237,671
	Suruga Corp.	600	45,469
	Suzuken Co., Ltd.	10,200	360,658
#	Suzuki Motor Corp.	13,700	391,558
#	SWCC Showa Holdings Co., Ltd.	21,000	28,354
	Sysmex Corp.	2,100	81,886
	T&D Holdings, Inc.	9,000	652,410
#	T.Hasegawa Co., Ltd.	4,600	70,865
	Tachibana Eletech Co., Ltd.	3,000	29,716
#	Tachihi Enterprise Co., Ltd.	1,600	58,322
	Tachi-S Co., Ltd.	2,700	20,034
	Tadano, Ltd.	14,000	151,109
	Taihei Dengyo Kaisha, Ltd.	5,000	33,094
#	Taihei Kogyo Co., Ltd.	11,000	43,407
	Taiheiyo Cement Corp.	146,000	580,149
	Taiho Kogyo Co., Ltd.	2,700	31,271
#	Taikisha, Ltd.	5,000	81,463
	Taisei Corp.	183,000	573,153
	Taisei Lamick Co., Ltd.	900	22,648
	Taisei Rotec Corp.	17,000	30,744
#	Taisho Pharmaceutical Co., Ltd.	18,000	326,333
	Taiyo Nippon Sanso Corp.	34,000	302,692
#	Taiyo Yuden Co., Ltd.	20,000	335,328
	Takagi Securities Co., Ltd.	8,000	34,444
	Takamatsu Corp.	4,600	79,136
	Takano Co., Ltd.	1,600	18,871
	Takaoka Electric Manufacturing Co., Ltd.	15,000	28,136
#	Takara Holdings, Inc.	31,000	192,477
#	Takara Standard Co., Ltd.	17,000	100,198
	Takasago International Corp.	16,000	78,349
	Takasago Thermal Engineering Co., Ltd.	10,000	89,825
#	Takashimaya Co., Ltd.	15,000	214,635
	Takeda Pharmaceutical Co., Ltd.	9,100	593,099
	Takiron Co., Ltd.	7,000	24,143
#	Takuma Co., Ltd.	12,000	72,547

49

		Shares	Value††

	Tamura Corp.	16,000	$67,053
	Tamura Taiko Holdings, Inc.	3,000	9,564
	Tanabe Seiyaku Co., Ltd.	36,000	456,788
	Tasaki Shinju Co., Ltd.	6,000	28,072
	Tatsuta Electric Wire & Cable Co., Ltd.	9,000	26,731
	Tayca Corp.	8,000	21,090
	TCM Corp.	8,000	25,580
	TDK Corp.	1,600	122,329
	TDK Corp. Sponsored ADR	9,000	689,310
# *	Teac Corp.	26,000	27,719
	Techno Associe Co., Ltd.	3,000	33,117
	Tecmo, Ltd.	2,400	18,095
	Teijin, Ltd.	73,000	469,885
#	Teikoku Piston Ring Co., Ltd.	3,000	26,681
	Teikoku Tsushin Kogyo Co., Ltd.	5,000	22,956
	Tekken Corp.	12,000	16,261
	Tenma Corp.	3,600	65,651
	Terumo Corp.	3,300	133,534
	The 77 Bank, Ltd.	60,000	400,698
	The Aichi Bank, Ltd.	1,600	187,296
	The Akita Bank, Ltd.	27,000	126,319
	The Aomori Bank, Ltd.	25,000	103,768
	The Awa Bank, Ltd.	35,000	196,989
	The Bank of Ikeda, Ltd.	3,900	194,195
	The Bank of Iwate, Ltd.	2,700	155,006
#	The Bank of Kyoto, Ltd.	52,000	492,360
	The Bank of Nagoya, Ltd.	35,000	238,854
	The Bank of Okinawa, Ltd.	2,700	114,870
	The Bank of Saga, Ltd.	21,000	77,811
	The Chiba Bank, Ltd.	61,000	524,298
*	The Chiba Kogyo Bank, Ltd.	1,800	27,561
	The Chugoku Bank, Ltd.	36,000	473,908
	The Chugoku Electric Power Co., Ltd.	6,700	143,961
	The Chukyo Bank, Ltd.	24,000	71,652
# *	The Daiei, Inc.	1,500	26,298
	The Daisan Bank, Ltd.	38,000	131,131
	The Daishi Bank, Ltd.	60,000	239,119
#	The Daito Bank, Ltd.	12,000	17,935
	The Ehime Bank, Ltd.	24,000	101,493
#	The Eighteenth Bank, Ltd.	26,000	131,255
	The Fuji Fire & Marine Insurance Co., Ltd.	34,000	135,564
#	The Fukui Bank, Ltd.	27,000	92,703
	The Fukuoka Bank, Ltd.	51,000	392,454
	The Goodwill Group, Inc.	86	75,980
	The Gunma Bank, Ltd.	69,000	444,030
	The Hachijuni Bank, Ltd.	74,000	504,157
	The Higo Bank, Ltd.	33,000	218,829
	The Hiroshima Bank, Ltd.	92,000	536,491
	The Hokuetsu Bank, Ltd.	27,000	68,043
	The Hyakugo Bank, Ltd.	41,000	267,753
	The Hyakujishi Bank, Ltd.	41,000	257,798
	The Iyo Bank, Ltd.	45,000	425,494
#	The Japan General Estate Co., Ltd.	3,100	82,825
	The Japan Steel Works, Ltd.	12,000	87,925
#	The Japan Wool Textile Co., Ltd.	10,000	78,970

50

		Shares	Value††

	The Joyo Bank, Ltd.	80,000	$453,172
	The Kagawa Bank, Ltd.	14,000	88,664
	The Kagoshima Bank, Ltd.	30,000	220,301
*	The Kanto Tsukuba Bank, Ltd.	7,900	81,509
#	The Keihin Co., Ltd.	7,000	19,954
	The Keiyo Bank, Ltd.	39,000	220,172
	The Kita-Nippon Bank, Ltd.	1,500	72,213
# *	The Maruetsu, Inc.	10,000	43,455
	The Michinoku Bank, Ltd.	19,000	67,942
#	The Minato Bank, Ltd.	52,000	109,237
	The Nagano Bank, Ltd.	10,000	34,988
	The Nanto Bank, Ltd.	35,000	175,623
	The Nippon Road Co., Ltd.	10,000	19,087
#	The Nippon Synthetic Chemical Industry Co., Ltd.	11,000	40,117
	The Nisshin Oillio Group, Ltd.	18,000	100,038
	The Ogaki Kyoritsu Bank, Ltd.	39,000	164,417
	The Oita Bank, Ltd.	20,000	139,198
	The San-in Godo Bank, Ltd.	25,000	230,893
	The Yasuda Warehouse Co., Ltd.	4,000	35,782
	THK Co., Ltd.	10,900	280,639
#	TIS, Inc.	5,800	138,480
	TKC Corp.	4,000	70,480
#	Toa Corp.	40,000	44,018
#	Toa Oil Co., Ltd.	18,000	28,295
	Toagosei Co., Ltd.	34,000	123,383
# *	Tobishima Corp.	45,000	31,718
	Tobu Railway Co., Ltd.	35,000	174,353
	TOC Co., Ltd.	19,000	96,215
#	Tocalo Co., Ltd.	1,000	36,892
	Tochigi Bank, Ltd.	17,000	110,132
#	Toda Corp.	38,000	165,008
	Toda Kogyo Corp.	8,000	31,624
	Toei Co., Ltd.	18,000	106,480
	Toenec Corp.	17,000	63,655
	Tohcello Co., Ltd.	5,000	61,785
	Toho Bank, Ltd.	27,000	116,241
	Toho Co., Ltd.	21,000	377,562
	Toho Co., Ltd.	8,000	27,877
	Toho Gas Co., Ltd.	32,000	146,767
# *	Toho Rayon Co., Ltd.	5,000	34,611
	Toho Real Estate Co., Ltd.	7,000	37,154
#	Toho Titanium Co., Ltd.	2,000	101,902
	Toho Zinc Co., Ltd.	5,000	40,354
	Tohoku Bank, Ltd.	15,000	27,030
	Tohoku Pioneer Corp.	1,600	21,868
	Tohuku Electric Power Co., Inc.	10,900	253,948
#	Tokai Carbon Co., Ltd.	30,000	205,552
	Tokai Corp.	6,000	21,373
#	Tokai Pulp & Paper Co., Ltd.	9,000	27,026
	Tokai Rika Co., Ltd.	10,000	244,926
	Tokai Rubber Industries, Ltd.	14,100	249,714
	Tokai Tokyo Securities Co., Ltd.	41,000	196,426
	Toko, Inc.	18,000	42,734
	Tokushima Bank, Ltd.	10,000	62,284
#	Tokushu Paper Manufacturing Co., Ltd.	6,000	30,469

51

		Shares	Value††

	Tokuyama Corp.	20,000	$266,078
	Tokyo Dome Corp.	23,000	92,334
	Tokyo Electric Power Co., Ltd	16,600	516,361
	Tokyo Electron, Ltd.	2,400	184,623
	Tokyo Energy & Systems, Inc.	3,000	21,129
	Tokyo Gas Co., Ltd.	33,000	163,348
#	Tokyo Kikai Seisakusho, Ltd.	5,000	13,805
#	Tokyo Leasing Co., Ltd.	10,400	169,808
	Tokyo Rakutenchi Co., Ltd.	5,000	21,218
	Tokyo Rope Manufacturing Co., Ltd.	30,000	54,256
#	Tokyo Seimitsu Co., Ltd.	1,600	73,763
	Tokyo Steel Manufacturing Co., Ltd.	20,400	300,385
	Tokyo Style Co., Ltd.	12,000	130,199
	Tokyo Tatemono Co., Ltd.	50,000	534,539
	Tokyo Tekko Co., Ltd.	3,000	24,283
#	Tokyo Theatres Co., Inc.	11,000	27,112
	Tokyo Tomin Bank, Ltd.	3,100	121,261
#	Tokyotokeiba Co., Ltd.	17,000	46,157
	Tokyu Community Corp.	1,500	46,308
#	Tokyu Construction Co., Ltd.	5,430	43,497
	Tokyu Corp.	21,000	137,718
	Tokyu Land Corp.	14,000	134,675
	Tokyu Livable, Inc.	300	22,655
	Tokyu Store Chain Corp.	7,000	42,090
	Toli Corp.	9,000	24,774
	Tomato Bank, Ltd.	14,000	29,430
	Tomen Electronics Corp.	2,100	38,462
#	Tomoe Corp.	6,000	19,963
	Tomoku Co., Ltd.	12,000	26,352
#	Tomy Co., Ltd.	3,500	24,506
	Tonami Transportation Co., Ltd.	11,000	27,431
#	TonenGeneral Sekiyu KK	9,000	92,686
#	Tonichi Carlife Group, Inc.	5,000	13,580
	Topcon Corp.	4,000	79,219
	Toppan Forms Co., Ltd.	8,500	118,123
	Toppan Printing Co., Ltd.	61,000	653,989
	Topre Corp.	8,000	80,344
	Topy Industries, Ltd.	28,000	109,318
	Toray Industries, Inc.	34,000	251,641
#	Tori Holdings Co., Ltd.	117,000	39,358
	Torigoe Co., Ltd.	4,000	31,369
	Torii Pharmaceutical Co., Ltd.	4,400	67,910
	Torishima Pump Manufacturing Co., Ltd.	4,000	33,510
#	Toshiba Ceramics Co., Ltd.	17,000	86,615
	Toshiba Corp.	33,000	210,217
	Toshiba Machine Co., Ltd.	10,000	90,397
	Toshiba Plant Kensetsu Co., Ltd.	16,000	103,120
	Toshiba TEC Corp.	26,000	131,557
	Tosho Printing Co., Ltd.	7,000	21,436
	Tosoh Corp.	82,000	358,279
	Totetsu Kogyo Co., Ltd.	5,000	28,209
#	TOTO, Ltd.	45,000	443,404
	Tottori Bank, Ltd.	9,000	24,594
	Touei Housing Corp.	3,300	53,445
#	Towa Bank, Ltd.	29,000	64,111

52

		Shares	Value††

#	Towa Pharmaceutical Co., Ltd.	1,600	$48,119
# *	Towa Real Estate Development Co., Ltd.	8,500	42,902
# *	Toyama Chemicals Co., Ltd.	10,000	63,536
*	Toyo Construction Co., Ltd.	13,000	9,157
#	Toyo Corp.	4,800	55,707
#	Toyo Electric Co., Ltd.	6,000	27,595
#	Toyo Engineering Corp.	12,000	47,211
	Toyo Ink Manufacturing Co., Ltd.	28,000	108,512
#	Toyo Kanetsu KK	24,000	55,619
	Toyo Kohan Co., Ltd.	18,000	63,964
	Toyo Machinery & Metal Co., Ltd.	4,000	29,721
#	Toyo Radiator Co., Ltd.	8,000	36,465
	Toyo Securities Co., Ltd.	12,000	50,209
	Toyo Seikan Kaisha, Ltd.	19,000	311,748
	Toyo Suisan Kaisha, Ltd.	18,000	268,464
	Toyo Tire & Rubber Co., Ltd.	30,000	134,410
#	Toyo Wharf & Warehouse Co., Ltd.	13,000	26,436
	Toyobo Co., Ltd.	99,000	274,381
	Toyoda Gosei Co., Ltd.	9,600	217,162
	Toyota Auto Body Co., Ltd.	16,200	288,462
	Toyota Motor Corp. ADR	27,400	3,289,370
	Toyota Tsusho Corp.	3,725	96,571
#	Trans Cosmos, Inc.	4,200	86,851
	Trend Micro, Inc.	1,000	30,054
*	Trend Micro, Inc. ADR	805	24,263
#	Trusco Nakayama Corp.	4,200	84,576
	Tsubaki Nakashima Co., Ltd.	6,400	91,331
	Tsubakimoto Chain Co.	25,000	139,302
	Tsudakoma Corp.	11,000	23,107
#	Tsugami Corp.	9,000	52,063
#	Tsukishima Kikai Co., Ltd.	6,000	79,100
	Tsumura & Co.	3,000	64,913
	Tsurumi Manufacturing Co., Ltd.	2,000	19,867
	Tsutsumi Jewelry Co., Ltd.	2,200	62,126
#	Tsutsunaka Plastic Industry Co., Ltd.	7,000	32,230
	TV Asahi Corp.	145	278,784
	Ube Industries, Ltd.	52,000	153,735
	Ube Material Industries, Ltd.	10,000	31,689
	Uchida Yoko Co., Ltd.	6,000	34,448
#	UFJ Central Leasing Co., Ltd.	3,000	148,884
	UFJ NICOS Co., Ltd.	17,000	70,178
	Ulvac, Inc.	5,300	175,610
	Uni-Charm Corp.	1,900	107,153
	Unicharm Petcare Corp.	1,000	35,009
	Uniden Corp.	12,000	88,748
	Unimat Offisco Corp.	2,300	29,071
	Union Tool Co.	600	27,257
#	Unitika, Ltd.	54,000	71,076
	UNY Co., Ltd.	31,000	372,731
#	Urban Corp.	7,700	116,448
#	U-Shin, Ltd.	3,000	18,896
	Ushio, Inc.	7,000	139,277
	USS Co., Ltd.	2,490	157,873
	Valor Co., Ltd.	4,000	52,117
#	Victor Co. of Japan, Ltd.	21,000	103,039

53

		Shares	Value††

	Vital-Net, Inc.	5,200	$32,311
	Wacoal Corp.	18,000	236,471
	Wakachiku Construction Co., Ltd.	15,000	15,220
	Warabeya Nichiyo Co., Ltd.	2,200	32,140
	Watabe Wedding Corp.	1,600	23,258
#	Watami Food Service Co., Ltd.	2,200	28,904
	West Japan Railway Co.	29	132,214
#	Wood One Co., Ltd.	7,000	66,132
	Xebio Co., Ltd.	2,100	69,643
	Yahagi Construction Co., Ltd.	7,000	28,856
#	Yahoo! Japan Corp.	188	73,760
	Yakult Honsha Co., Ltd.	7,000	177,427
	Yamada Denki Co., Ltd.	2,000	188,400
	Yamagata Bank, Ltd.	25,000	129,330
*	Yamaguchi Financial Group, Inc.	22,000	237,951
	Yamaha Corp.	20,400	425,052
	Yamaha Motor Co., Ltd.	4,000	109,133
	Yamaichi Electronics Co., Ltd.	1,800	15,901
	Yamamura Glass Co., Ltd.	12,000	31,833
	Yamanashi Chuo Bank, Ltd.	28,000	181,637
#	Yamatake Corp.	9,400	199,795
#	Yamatane Corp.	15,000	24,240
	Yamato Kogyo Co., Ltd.	7,000	172,949
	Yamato Transport Co., Ltd.	31,000	473,002
#	Yamazaki Baking Co., Ltd.	20,000	194,557
	Yamazen Co., Ltd.	6,000	37,716
	Yaoko Co., Ltd.	1,500	36,343
	Yaskawa Electric Corp.	6,000	65,569
	Yellow Hat, Ltd., Tokyo	2,300	19,909
	Yodogawa Steel Works, Ltd.	23,000	110,015
	Yokogawa Electric Corp.	35,000	560,799
	Yokohama Reito Co., Ltd.	9,000	67,214
#	Yokohama Rubber Co., Ltd.	51,000	297,469
	Yokowo Co., Ltd.	2,300	25,345
#	Yomeishu Seizo Co., Ltd.	3,000	28,140
	Yomiuri Land Co., Ltd.	6,000	27,527
	Yonekyu Corp.	3,000	28,936
#	Yorozu Corp.	3,200	39,994
	Yoshimoto Kogyo Co., Ltd.	5,000	83,253
#	Yoshinoya D&C Co., Ltd.	74	121,237
	Yuasa Funashoku Co., Ltd.	6,000	15,304
# *	Yuasa Trading Co., Ltd.	24,000	41,411
	Yuraku Real Estate Co., Ltd.	9,000	55,658
	Yurtec Corp.	10,000	45,668
	Yushin Precision Equipment Co., Ltd.	1,500	29,163
#	Yushiro Chemical Industry Co., Ltd.	2,000	38,837
	Zenrin Co., Ltd.	2,100	58,417
	Zensho Co., Ltd.	3,600	42,168
	Zeon Corp.	9,000	91,685
#	Zeria Pharmaceutical Co., Ltd.	5,000	44,355
	Zuken, Inc.	2,300	23,242
TOTAL COMMON STOCKS			187,982,039

54

		Shares	Value††

RIGHTS/WARRANTS — (0.0%)
*	Dowa Mining Co., Ltd. Warrants 01/29/10	10,000	$0

TOTAL — JAPAN			187,982,039

NETHERLANDS — (3.0%)
COMMON STOCKS — (3.0%)
	Aalberts Industries NV	1,937	157,513
#	ABN AMRO Holding NV	3,408	102,720
	ABN AMRO Holding NV ADR	116,746	3,514,055
	Accell Group NV	1,221	41,349
	Aegon NV	80,036	1,454,440
	Aegon NV ADR	15,999	290,542
	Akzo Nobel NV	2,761	158,492
	Akzo Nobel NV Sponsor ADR	9,121	521,721
	Arcadis NV	1,598	92,822
*	ASM International NV	7,141	150,535
*	ASML Holding NV	10,980	273,119
	Beter Bed Holding NV	1,223	28,041
	Boskalis Westminster NV	3,078	230,666
	Brunel International NV	1,406	43,995
	Buhrmann NV	17,711	249,339
*	Buhrmann NV ADR	4,200	59,346
# *	Crucell NV	604	14,602
*	Crucell NV ADR	1,172	28,269
# *	Draka Holding NV	1,628	43,072
	Eriks Group NV	1,408	94,357
#	Exact Holding NV	2,926	89,989
	Fornix Biosciences NV	1,113	32,610
	Gamma Holding NV	562	33,471
#	Getronics NV	7,001	53,483
	Grolsche NV	1,898	81,033
	Grontmij NV	380	43,970
# *	Hagemeyer NV	91,382	435,765
	Heijmans NV	3,606	186,435
	Heineken Holding NV	6,600	271,877
#	Heineken NV	7,645	373,010
	Hunter Douglas NV	2,140	161,617
	ICT Automatisering NV	1,299	25,170
	Imtech NV	2,907	169,545
	ING Groep NV	13,252	566,424
	ING Groep NV ADR	84,600	3,620,034
*	Innoconcepts	1,933	29,385
*	Jetix Europe NV	3,585	83,994
	Kas Bank NV	1,162	32,434
*	Kendrion NV	12,787	32,325
	Koninklijke (Royal) KPN NV Sponsored ADR	4,300	59,168
*	Koninklijke Ahold NV	120,467	1,209,157
*	Koninklijke Ahold NV Sponsored ADR	21,800	218,436
	Koninklijke Bam Groep NV	18,837	343,078
	Koninklijke DSM NV	17,756	848,449
	Koninklijke KPN NV	104,358	1,433,631
#	Koninklijke Philips Electronics NV	8,421	314,068
	Koninklijke Philips Electronics NV ADR	69,500	2,593,740
	Koninklijke Ten Cate NV	3,215	90,208
	Koninklijke Vopak NV	3,921	168,975

55

		Shares	Value††

*	Laurus NV	7,155	$25,146
	Macintosh Retail Group NV	2,349	79,614
	Mittal Steel Co. NV	7,201	297,383
	Nutreco Holding NV	5,536	342,679
#	Oce NV	15,607	260,221
	OPG Groep NV Series A	2,145	246,312
	Ordina NV	3,697	78,081
*	Pharming Group NV	3,645	16,388
	Randstad Holdings NV	2,778	178,637
	Reed Elsevier NV	4,769	80,606
	Reed Elsevier NV Sponsored ADR	3,800	128,782
	Royal Numico NV	4,507	232,811
*	Samas NV	3,739	37,445
	SBM Offshore NV	19,146	623,821
*	Semiconductor Industries NV	5,760	35,196
	Sligro Food Group NV	2,988	203,987
	Smit Internationale NV	842	42,254
	Stork NV	5,035	248,820
	Telegraaf Media Groep NV	6,668	168,594
	TNT NV	2,626	110,496
# *	TomTom NV	5,300	255,447
	Twentsche Kabel Holding NV	858	67,150
#	Unilever NV	71,048	1,879,495
*	Unit 4 Agresso NV	2,204	51,266
	Univar NV	4,353	228,946
	USG People NV	6,576	259,292
#	Van der Moolen Holding NV	4,635	24,560
	Vedior NV	30,313	580,588
	Wegener Arcade NV	3,643	50,223
	Wolters Kluwer NV	11,832	332,553
TOTAL COMMON STOCKS			28,317,269

RIGHTS/WARRANTS — (0.0%)
*	Unilever Coupons	71,048	0

TOTAL — NETHERLANDS			28,317,269

NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
	Air New Zealand, Ltd.	42,002	46,579
	Auckland International Airport, Ltd.	37,511	55,387
	Contact Energy, Ltd.	26,289	139,844
	Fisher & Paykel Appliances Holdings, Ltd.	54,527	152,503
	Fisher & Paykel Healthcare Corp.	27,014	79,675
	Fletcher Building, Ltd.	38,638	267,754
	Freightways, Ltd.	24,331	72,011
	Hallenstein Glassons Holdings, Ltd.	7,659	27,673
	Hirequip New Zealand, Ltd.	36,468	27,880
*	Infratil, Ltd.	23,192	80,349
	Mainfreight, Ltd.	14,238	78,839
	New Zealand Refining Co., Ltd.	9,439	42,936
	Nuplex Industries, Ltd.	10,698	53,765
	Port of Tauranga, Ltd.	9,044	34,956
	Pumpkin Patch, Ltd.	14,900	42,811

56

		Shares	Value††

	Pyne Gould Guinness, Ltd.	14,040	$15,642
*	Rubicon, Ltd.	42,151	27,085
	Ryman Healthcare Group, Ltd.	16,553	109,884
	Sky City Entertainment Group, Ltd.	33,808	118,280
	Steel & Tube Holdings, Ltd.	12,752	41,873
	Telecom Corporation of New Zealand, Ltd. ADR	2,000	49,640
	Tourism Holdings, Ltd.	23,932	31,105
*	Tower, Ltd.	30,018	43,075
	Trustpower, Ltd.	9,194	46,591
	Warehouse Group, Ltd.	20,225	93,182

TOTAL — NEW ZEALAND			1,779,319

NORWAY — (0.7%)
COMMON STOCKS — (0.7%)
	Acta Holding ASA	10,000	50,140
	Aker Kvaerner OGEP ASA	400	45,945
	Aker Yards ASA	1,400	111,819
	Aktiv Kapital ASA	3,800	56,037
*	APL ASA	4,400	34,001
	Bonheur ASA	3,400	137,303
*	Camillo Eitze	2,900	31,702
# *	Det Norske Oljeselskap (DNO) ASA	28,500	53,776
	DNB Nor ASA Series A	34,400	468,262
	DOF ASA	6,000	62,113
	EDB Elektronisk Data Behandling ASA	6,800	58,441
	Ekornes ASA	4,600	103,870
# *	Eltek ASA	3,443	34,920
	Expert ASA	2,800	42,117
	Farstad Shipping ASA	3,400	74,639
# *	Fast Search & Transfer ASA	7,000	17,686
*	Fred Olsen Energy ASA	2,000	90,280
	Ganger Rolf ASA	5,600	201,283
*	Havila Shipping ASA	2,400	30,868
*	Kongsberg Automotive ASA	3,600	35,631
	Kongsberg Gruppen ASA	1,300	33,151
*	Kverneland ASA	2,200	27,090
	Leroy Seafood Group ASA	2,800	47,362
	Norsk Hydro ASA	30,680	762,899
	Norsk Hydro ASA Sponsored ADR	6,000	149,460
#	Norske Skogindustrier ASA Series A	17,400	290,098
# *	Ocean Rig ASA	18,000	135,513
	Odfjell ASA Series A	2,000	35,553
	Olav Thon Eiendomsselskap ASA	490	56,618
	Orkla ASA Series A	10,140	570,056
*	Petroleum Geo-Services ASA (New)	1,900	128,328
*	Petrolia Drilling ASA	70,000	39,650
	Prosafe ASA	1,450	98,985
*	Q-Free ASA	8,000	26,523
	Rieber and Son ASA Series A	10,000	90,963
	Schibsted ASA	4,300	146,799
# *	Sevan Marine ASA	5,500	30,206
*	Sinvest ASA	4,500	91,003
	Solstad Offshore ASA	3,600	72,843
	Sparebanken Midt-Norge	6,650	86,550

57

		Shares	Value††

	Statoil ASA ADR	9,300	$259,470
	Storebrand ASA	36,600	470,764
	Tandberg ASA Series A	20,000	276,040
# *	Tandberg Television ASA	10,600	118,970
*	TGS Nopec Geophysical Co. ASA	7,800	151,575
#	Tomra Systems ASA	23,000	163,932
*	TTS Marine ASA	4,000	39,052
	Veidekke ASA	2,800	102,338
	Wilhelmsen (Wilhelm), Ltd. ASA Series A	3,050	111,398
	Yara International ASA	15,300	318,964

TOTAL — NORWAY			6,672,986

PORTUGAL — (0.4%)
COMMON STOCKS — (0.4%)
	Banco BPI SA	23,353	183,557
	Banco Comercial Portugues SA	177,620	602,716
	Banco Espirito Santo SA	38,439	656,953
#	Brisa Auto Estradas de Portugal SA	22,989	267,125
	Cimpor Cimentos de Portugal SA	32,273	247,393
	Energias de Portugal SA	17,966	85,207
	Energias de Portugal SA Sponsored ADR	4,800	227,424
	Finibanco Holdings SGPS SA	12,944	51,920
*	Gescartao SGPS SA	1,924	61,688
*	Impresa Sociedade Gestora de Participacoes Socias SA	4,601	27,119
	Jeronimo Martins SGPS SA	3,564	76,271
#	Mota-Engil SGPS SA	17,065	119,915
	Portugal Telecom SA	4,173	53,713
	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	5,482	70,268
	Sag Gest - Solucoes Automovel Globais SGPS SA	13,935	33,417
	Sociedade de Investimento e Gestao SGPS SA	14,144	160,859
*	Sonae Industria SGPS SA	13,822	134,589
	Sonae SGPS SA	150,407	299,085
# *	Sonaecom SGPS SA	26,398	175,661
	Teixeira Duarte Engenharia e Construcoes SA	40,191	93,711

TOTAL — PORTUGAL			3,628,591

SINGAPORE — (0.9%)
COMMON STOCKS — (0.9%)
	Allgreen Properties, Ltd.	85,000	98,940
	Amtek Engineering, Ltd.	72,000	27,143
	Ascott Group, Ltd.	137,000	111,230
	Asia Pacific Breweries, Ltd.	9,000	89,560
	Beyonics Technology, Ltd.	135,000	30,684
	Bonvests Holdings, Ltd.	43,000	36,912
	Bukit Sembawang Estates, Ltd	8,000	43,907
	Cerebos Pacific, Ltd.	11,000	24,601
	CH Offshore, Ltd.	131,000	36,600
# *	Chartered Semiconductor Manufacturing, Ltd.	107,000	95,087
*	Chartered Semiconductor Manufacturing, Ltd. ADR	12,400	110,856
	China Dairy Group, Ltd.	147,000	51,597
	Chuan Hup Holdings, Ltd.	150,000	30,272
	Comfortdelgro Corp., Ltd.	121,000	123,592

58

		Shares	Value††

	Cosco Corp. (Singapore), Ltd.	51,000	$72,976
	Creative Technology Co., Ltd.	11,800	77,414
	DBS Group Holdings, Ltd.	48,000	654,124
# *	Ezra Holdings Pte, Ltd.	18,000	44,712
	Fraser & Neave, Ltd.	135,000	377,223
*	Global Voice Group, Ltd.	339,000	30,806
	Goodpack, Ltd.	24,000	24,505
	Guocoland, Ltd.	26,000	41,735
*	Hartford Education Corp., Ltd.	1,083	415
#	Hi-P International, Ltd.	75,000	44,146
*	Hong Fok Corp., Ltd.	83,000	49,393
	Hong Leong Asia, Ltd.	40,000	39,206
	Hotel Properties, Ltd.	37,000	63,987
	HTL International Holdings, Ltd.	26,000	15,882
	Hwa Hong Corp., Ltd.	76,000	33,338
	Hyflux, Ltd.	11,000	17,455
	Jardine Cycle & Carriage, Ltd.	24,182	221,517
	Jaya Holdings, Ltd.	51,000	47,119
	Jurong Technologies Industrial Corp., Ltd.	51,000	39,094
*	K1 Ventures, Ltd.	246,000	67,150
	Keppel Corp., Ltd.	15,000	169,766
	Keppel Land, Ltd.	50,000	214,677
	Keppel Telecommunications and Transportation, Ltd.	43,000	46,977
	Kim Eng Holdings, Ltd.	46,000	43,615
	K-REIT Asia	6,600	10,533
	Labroy Marine, Ltd.	67,000	80,979
*	Mediaring.Com, Ltd.	115,000	24,551
	Metro Holdings, Ltd.	145,000	77,719
*	MFS Technology, Ltd.	52,000	29,091
	Midas Holdings, Ltd.	42,000	31,411
	MMI Holdings, Ltd.	68,000	48,991
	MobileOne, Ltd.	30,000	41,372
	Neptune Orient Lines, Ltd.	89,000	122,781
*	Orchard Parade Holdings, Ltd.	62,000	35,860
#	Osim International, Ltd.	32,000	35,449
	Overseas Chinese Banking Corp., Ltd.	105,000	494,496
	Parkway Holdings, Ltd.	29,400	53,518
*	Petra Foods, Ltd.	28,000	29,713
*	Raffles Education Corp., Ltd.	26,000	28,555
	Raffles Holdings, Ltd.	91,000	3,200
	Robinson & Co., Ltd.	9,000	28,526
	SBS Transit, Ltd.	27,500	43,902
*	SC Global Developments, Ltd.	12,000	19,529
	SembCorp Industries, Ltd.	60,000	144,100
	SembCorp Marine, Ltd.	43,000	94,378
	Singapore Airlines, Ltd.	39,000	397,469
	Singapore Food Industries, Ltd.	43,000	26,268
	Singapore Land, Ltd.	25,000	131,573
	Singapore Petroleum Co., Ltd.	15,000	43,421
	Singapore Post, Ltd.	57,000	38,540
	Singapore Press Holdings, Ltd.	63,000	178,537
	Singapore Technologies Engineering, Ltd.	31,000	60,799
	Singapore Telecommunications, Ltd.	105,350	197,184
*	Sinomem Technology, Ltd.	53,000	32,097
	SMRT Corp., Ltd.	65,000	48,168

59

		Shares	Value††

	Starhub, Ltd.	49,860	$75,155
*	STATS ChipPAC, Ltd.	168,000	144,468
*	STATS ChipPAC, Ltd. ADR	9,100	76,531
	Straits Trading Co., Ltd.	48,000	106,186
*	Sunningdale Tech, Ltd.	130,000	23,666
	Unisteel Technology, Ltd.	27,000	40,147
	United Engineers, Ltd.	27,000	36,845
	United Industrial Corp., Ltd.	146,000	174,461
	United Overseas Bank, Ltd.	55,000	664,039
*	United Test & Assembly Center, Ltd.	234,000	116,344
	UOB-Kay Hian Holdings, Ltd.	96,000	84,146
	UOL Group, Ltd.	117,000	342,293
	Venture Corp., Ltd.	28,000	251,049
	WBL Corp., Ltd.	25,000	73,058
	Wheelock Properties (S), Ltd.	44,000	64,340
TOTAL COMMON STOCKS			8,253,651

RIGHTS/WARRANTS — (0.0%)
*	Bukit Sembawang Estates, Ltd. Warrants 11/13/07	4,000	11,382

TOTAL — SINGAPORE			8,265,033

SPAIN — (2.8%)
COMMON STOCKS — (2.8%)
#	Abengoa SA	3,925	136,336
#	Abertis Infraestructuras SA	15,991	451,296
	Acciona SA	2,999	550,308
#	Acerinox SA	29,576	809,573
	Actividades de Construccion y Servicios SA	3,700	207,218
	Adolfo Dominguez SA	642	44,392
*	Adolfo Dominguez SA	32	2,206
*	Aguas de Barcelona Issue 06	96	3,285
	Altadis SA	6,232	312,479
	Amper SA	2,702	39,569
#	Antena 3 de Television SA	3,047	72,832
# *	Avanzit SA	12,014	101,638
*	Azkoyen SA	3,353	33,345
	Banco de Andalucia SA	1,901	243,086
	Banco de Sabadell SA	26,888	1,071,624
#	Banco de Valencia SA	4,651	240,388
#	Banco Espanol de Credito SA	37,875	789,948
	Banco Guipuzcoano SA	7,099	237,020
	Banco Pastor SA	24,322	460,809
	Banco Popular Espanol SA	66,105	1,163,840
	Banco Santander Central Hispano SA	187,310	3,413,875
	Banco Santander Central Hispano SA Sponsored ADR	154,700	2,827,916
	Bankinter SA	9,702	742,441
*	Baron de Ley SA	568	35,762
	Campofrio Alimentacion SA	4,367	78,160
	Cementos Portland Valderrivas SA	3,193	402,311
	Cia Espanola de Petroleous SA	845	67,869
# *	Cintra Concesiones de Infraestructuras de Transporte SA	14,400	241,549
*	Cintra Concesiones de Infraestructuras de Transporte SA Issue 06	720	12,043

60

		Shares	Value††

	Compania de Distribucion Integral Logista SA	1,223	$73,277
	Construcciones y Auxiliar de Ferrocarriles SA	212	38,085
*	Corporacion Dermoestetica	2,300	25,617
	Corporacion Mapfre SA	62,775	283,298
	Duro Felguera SA	4,524	46,420
	Ebro Puleva SA	15,690	370,680
	Electnor SA	2,324	83,456
	Enagas SA	14,593	366,032
# *	Ercros SA	23,413	26,102
	Faes Farma SA	2,664	91,981
	Fomento de Construcciones y Contratas SA	2,929	285,903
	Gamesa Corporacion Tecnologica SA	15,100	398,840
	Gas Natural SDG SA	18,202	744,737
*	Gestevision Telecinco SA	3,900	110,072
	Grupo Catalana Occidente SA	12,195	399,834
	Grupo Empresarial Ence SA	3,453	182,382
	Grupo Ferrovial SA	1,848	179,372
	Iberdrola SA	11,456	509,433
	Iberia Lineas Aereas de Espana SA	42,477	149,342
	Indra Sistemas SA	6,394	156,045
	Industria de Diseno Textil SA	3,183	161,610
	Inmobiliaria Urbis SA	2,638	90,937
*	La Seda de Barcelona SA	53,936	167,727
	Mecalux SA	2,437	100,247
	Natra SA	4,183	60,445
*	Natraceutical SA	27,598	70,912
	Obrascon Huarte Lain SA	5,167	147,573
*	Papeles y Cartones de Europa SA	3,222	30,509
	Pescanova SA	1,025	37,340
	Prim SA	1,600	30,549
	Prosegur Cia de Seguridad SA	1,270	41,306
	Red Electrica de Espana SA	8,438	367,828
	Repsol YPF SA	1,793	64,541
	Repsol YPF SA ADR	52,800	1,903,440
#	Sacyr Vallehermoso SA	4,288	263,732
# *	Service Point Solutions SA	10,760	42,580
	Sociedad General de Aguas de Barcelona SA Class A	9,684	332,090
# *	Sociedad Nacional Inds. Aplicaciones Celulosa Espanola	10,262	59,517
*	Sogecable SA	868	28,944
	Sol Melia SA	9,234	180,970
#	SOS Cuetara SA	15,390	268,521
	Tavex Algodonera SA	7,016	31,577
*	Tecnocom Telecomunicaciones y Energia SA	2,289	36,857
	Telefonica SA	5,983	121,518
	Telefonica SA Sponsored ADR	13,100	798,707
	Tubacex SA	21,305	138,573
	Tubos Reunidos SA	3,382	77,788
	Union Fenosa SA	3,918	204,806
	Unipapel SA	1,050	29,758
*	Unipapel SA Issue 06	52	1,474
	Uralita SA	17,131	113,454
*	Urbanizaciones y Transportes SA	8,757	32,959
	Vidrala SA	2,602	81,491
	Viscofan SA	8,130	149,456
#	Zardoya Otis SA	4,817	147,719
# *	Zeltia SA, Madrid	10,260	76,830
TOTAL COMMON STOCKS			25,808,311

61

		Shares	Value††

RIGHTS/WARRANTS — (0.0%)
*	Azkoyen SA Bonus Rights 12/01/06	3,353	$1,288

TOTAL — SPAIN			25,809,599

SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
*	Acando AB Series B	16,000	29,402
*	Active Biotech AB	3,400	36,023
	Addtech AB Series B	1,400	26,631
	Alfa Laval AB	7,300	284,224
	Angpanneforeningen AB Series B	1,800	35,336
	Assa Abloy AB Series B	36,400	743,261
	Atlas Copco AB Series A	8,500	251,261
	Atlas Copco AB Series B	5,600	160,919
	Axfood AB	3,700	139,035
	Axis AB	3,500	45,084
	Ballingslov International AB	800	20,989
	Beijer AB Series B	800	23,953
	Beijer Alma AB	3,200	44,886
	Bergman & Beving AB Series B	2,000	53,193
	Bilia AB Series A	1,000	15,011
	Billerud AB	7,900	136,364
	Boliden AB	21,500	520,079
# *	Cantena AB	500	6,998
	Cardo AB	2,600	89,251
	Castellum AB	3,600	45,651
	Clas Ohlson AB Series B	2,150	46,943
	Concordia Maritime AB Series B	3,500	23,963
	D. Carnegie & Co. AB	4,400	87,951
	Electrolux AB Series B	45,500	856,691
#	Elekta AB Series B	5,200	114,252
	Eniro AB	17,200	217,624
	Fabege AB	6,500	165,904
	Fagerhult AB	700	14,559
	Getinge AB	7,600	143,553
	Geveko AB Series B	1,000	30,682
#	Gunnebo AB	6,800	77,587
	Haldex AB	3,000	67,921
	Hennes & Mauritz AB Series B	5,900	275,299
	Hiq International AB	5,000	27,836
	Hoganas AB Series B	4,100	107,858
	Holmen AB Series B	9,900	424,554
*	Husqvarna AB Series B	13,700	187,743
	IBS AB Series B	11,000	32,943
*	Industrial & Financial Systems AB Series B	13,000	17,012
	Intrum Justitia AB	6,800	80,633
	JM AB	12,988	263,018
	Klovern AB	9,100	34,048
	Kungsleden AB	12,300	171,862
	Lennart Wallenstam Byggnads AB Class B	3,300	58,410

62

		Shares	Value††

#	Lindex AB	3,600	$53,126
*	LogicaCMG P.L.C.	31,350	108,940
# *	Lundin Petroleum AB	10,900	116,799
#	Meda AB Series A	5,800	188,155
*	Metro International SA SDR Series A	1,610	1,766
*	Metro International SA SDR Series B	3,220	3,597
*	Micronic Laser Systems AB	1,900	18,963
*	Modern Times Group AB Series B	3,550	216,552
	Munters AB	1,650	74,089
#	NCC AB Series B	7,600	183,724
	Nefab AB	2,300	24,525
	New Wave Group AB Series B	2,500	29,981
	NIBE Industrier AB	2,800	39,019
	Nobia AB	4,800	169,979
	Nolato AB Series B	3,000	29,181
	Nordea Bank AB	136,800	1,933,930
*	Observer AB	8,800	42,550
	OMX AB	11,400	206,420
	Orc Software AB	1,800	26,875
	Partnertech AB	1,500	28,352
	PEAB AB Series B	6,400	132,300
*	Pergo AB	10,000	77,491
*	Proffice AB	13,600	38,212
	Protect Data AB	1,500	40,543
	Q-Med AB	2,400	33,749
*	Readsoft AB Series B	7,000	25,083
	Rederi AB Transatlantic Series B	6,000	40,439
	Sandvik AB	27,000	348,577
	Sardus AB	1,400	15,752
	Scania AB Series A	1,500	106,089
#	Scania AB Series B	6,600	451,030
	Securitas AB Series B	75,600	1,043,288
*	Securitas Direct AB Series B	11,000	32,121
*	Securitas Systems AB Series B	11,000	40,634
	Skandinaviska Enskilda Banken Series A	43,695	1,285,145
	Skanditek Industrifoervaltnings AB	9,000	56,333
	Skanska AB Series B	45,700	820,663
	SKF AB Series A	2,600	42,735
	SKF AB Series B	47,500	782,029
	Skistar AB	6,000	120,684
	SSAB Svenskt Stal AB Series A	20,800	438,972
	SSAB Svenskt Stal AB Series B	11,200	222,279
	Studsvik AB	1,000	35,370
	Svenska Cellulosa AB Series B	20,300	996,650
	Svenska Handelsbanken Series A	54,700	1,477,718
*	SWECO AB	800	26,440
	Swedish Match AB (Frueher Svenska Taendsticks AB)	13,500	239,328
	Tele2 AB Series B	59,700	769,028
*	Teleca AB Series B	4,200	17,320
	Telefonaktiebolaget LM Erricson Sponsored ADR	8,900	345,943
# *	Telelogic AB	17,000	32,133
	TeliaSonera AB	115,500	876,123
	Trelleborg AB Series B	15,400	333,665
*	Vitrolife AB	6,000	25,686
#	Volvo AB Series A	6,200	415,510

63

		Shares	Value††

	Volvo AB Series B	3,300	$214,763
	Volvo AB Sponsored ADR	10,900	708,173

TOTAL — SWEDEN			22,440,918

SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
	A. Hiestad Holding AG	35	40,382
	ABB, Ltd.	39,840	647,011
	ABB, Ltd. ADR	16,400	266,992
*	Actelion, Ltd.	1,309	233,382
	Adecco SA	5,204	345,829
	Adecco SA ADR	12,700	211,836
	AFG Arbonia-Forster Holding AG	224	83,939
	Allreal Holding AG	1,152	124,560
	Also Holding AG	635	32,707
	Ascom Holding AG	2,673	33,305
	Bachem AG	487	35,415
	Baloise-Holding AG	9,922	958,550
	Bank Coop AG	663	45,124
	Bank Sarasin & Cie Series B	41	119,891
	Banque Cantonale de Geneve	173	34,503
	Banque Cantonale Vaudoise	552	236,313
	Banque Privee Edmond de Rothschild SA	6	130,352
	Barry Callebaut AG	441	225,435
*	Basilea Pharmaceutica AG	210	36,209
	Belimo Holdings AG	65	61,118
	Berner Kantonalbank	955	161,901
	BKW FMB Energie AG	3,308	363,186
	Bobst Group AG	1,339	63,455
	Bossard Holding AG	422	27,486
	Bucher Industries AG	930	99,466
*	Card Guard AG	3,538	36,252
	Charles Voegele Holding AG	995	80,703
	Ciba Specialty Chemicals AG	3,487	227,546
	Ciba Specialty Chemicals AG ADR	8,300	271,825
	Clariant AG	26,663	376,324
	Compagnie Financiere Richemont AG Series A	40,530	2,190,397
	Converium Holding AG	16,991	222,546
	Conzzeta Holdings AG	28	50,268
	Credit Suisse Group	19,180	1,272,023
	Credit Suisse Group ADR	61,600	4,076,072
	Daetwyler Holding AG	11	54,869
	Eichhof Holding AG	34	45,464
	Emmi AG	576	66,883
	Ems-Chemie Holding AG	1,773	204,848
	Energiedienst Holding AG	377	165,405
	Fischer (Georg) AG	426	241,884
	Flughafen Zuerich AG	460	132,697
*	Forbo Holding AG, Eglisau	219	84,914
	Galenica Holding AG	599	158,327
	Geberit AG	313	455,114
	Getaz Romang Holding SA	87	59,480
	Givaudan SA	1,111	997,292
	Gurit Holding AG	27	22,094

64

		Shares	Value††

	Helvetia Holding AG	735	$234,439
	Holcim, Ltd.	21,022	1,889,211
*	Implenia AG	1,760	36,047
	Industrieholding Cham AG	90	26,658
	Interroll-Holding SA	144	45,529
	Intershop Holding AG	192	47,724
	Jelmoli Holding AG	47	104,767
	Julius Baer Holding AG	9,216	983,205
	Kaba Holding AG	206	64,137
*	Kardex AG	629	22,667
	Komax Holding AG	413	50,863
#	Kudelski SA	3,423	114,928
	Kuehne & Nagel International AG	2,463	178,357
	Kuoni Reisen Holding AG	341	177,035
	Lem Holdings SA	157	27,374
	Lindt & Spruengli AG	9	214,107
*	Logitech International SA	20,327	598,757
	Lonza Group AG	6,030	504,993
	Luzerner Kantonalbank	961	209,925
*	Medisize Holding AG	270	16,846
#	Micronas Semiconductor Holding AG	2,227	46,508
	Mobilezone Holding AG	6,928	40,444
	Nestle SA	17,132	6,057,364
	Nobel Biocare Holding AG	1,067	290,612
	Novartis AG	879	51,377
	Novartis AG ADR	39,200	2,289,672
# *	Oerlikon Corp.	885	377,646
	OZ Holding AG	401	28,815
	Phoenix Mecano AG	93	41,160
	Phonak Holding AG	2,330	174,753
	PSP Swiss Property AG	3,701	204,481
	PubliGroupe SA	282	94,930
	Rieters Holdings AG	571	286,513
	Roche Holding AG Bearer	606	122,264
	Roche Holding AG Genusschein	11,729	2,123,498
	Romande Energie Holding SA	53	61,348
*	Schaffner Holding AG	141	25,201
	Schindler Holding AG	2,314	137,630
*	Schulthess Group	52	32,931
	Schweiter Technology AG	167	48,749
	Schweizerhall Holding AG	326	36,771
	Schweizerische National Versicherungs Gesellschaft	107	66,299
	Serono SA	70	63,603
	Serono SA ADR	8,600	194,360
*	SEZ Holding AG	2,250	69,524
	SGS SA	197	210,864
	SIA Abrasives Holding AG	132	47,387
	Siegfried Holding AG	269	42,991
	Sig Holding AG	386	118,268
	Sika AG	329	473,616
	Societe Generale d’Affichage	652	103,484
	St. Galler Kantonalbank	307	125,953
	Straumann Holding AG	513	128,327
	Sulzer AG	659	673,395
	Swatch Group AG	4,796	1,018,100

65

		Shares	Value††

	Swiss Life Holding	6,049	$1,491,601
	Swiss Prime Site AG	1,550	85,366
	Swiss Reinsurance Co.	33,552	2,872,579
	Swisscom AG	284	104,280
	Swisscom AG Sponsored ADR	3,400	124,882
	Swissfirst AG	833	51,788
*	Swisslog Holding AG	35,818	44,884
	Swissquote Group Holding SA	110	34,213
	Syngenta AG ADR	51,300	1,806,273
	Tamedia AG	891	104,819
	Tecan Group AG	767	44,959
*	Temenos Group AG	4,119	68,534
	The Swatch Group AG	7,829	335,079
	UBS AG	66,978	4,042,512
	UBS AG ADR	21,800	1,312,796
*	UMS Schweizerische Metallwerke Holding AG	1,516	32,910
*	Unilabs SA	832	28,116
	Valiant Holding AG	2,174	246,061
	Valora Holding AG	438	121,079
	Vaudoise Assurances Holdings SA	220	32,859
*	Von Roll Holding AG	18,963	57,458
	Vontobel Holdings AG	5,719	246,177
	Walliser Kantonalbank	73	29,482
	WMH Walter Meier Holding AG	589	65,133
	Zehnder Holding AG	18	32,211
	Zuger Kantonalbank	20	63,300
	Zurich Financial SVCS AG	15,956	4,158,138
TOTAL COMMON STOCKS			55,205,470

RIGHTS/WARRANTS — (0.0%)
*	Unilabs SA Warrants 12/15/08	832	479

TOTAL — SWITZERLAND			55,205,949

UNITED KINGDOM — (19.8%)
COMMON STOCKS — (19.8%)
	Abacus Group P.L.C.	16,350	60,247
	Abbot Group P.L.C.	39,181	243,559
	Aberdeen Asset Management P.L.C.	112,387	380,757
	Acal P.L.C.	6,247	36,357
*	Acambis P.L.C.	6,465	13,308
	Admiral Group P.L.C.	12,910	229,672
	Aegis Group P.L.C.	55,034	147,009
	Aga Food Service Group P.L.C.	19,257	159,244
	Aggreko P.L.C.	34,771	269,597
	Alba P.L.C.	6,399	28,415
	Alexandra P.L.C.	9,456	29,463
	Alexon Group P.L.C.	6,447	19,063
*	Alizyme P.L.C.	11,276	16,918
	Alliance & Leicester P.L.C.	33,159	711,285
	Alliance Boots P.L.C.	10,213	159,468
	Alpha Airports Group P.L.C.	21,443	31,652
	Alphameric P.L.C.	15,132	15,740
	Alumasc Group P.L.C.	8,807	29,960

66

		Shares	Value††

	Amec P.L.C.	14,547	$118,828
	Amlin P.L.C.	94,103	568,746
	Amstrad P.L.C.	8,626	25,133
	Amvescap P.L.C.	3,416	37,065
	Amvescap P.L.C. ADR	29,200	631,596
	Anglo American P.L.C.	65,468	3,055,610
	Anglo Pacific Group P.L.C.	11,890	32,636
	Anglo-Eastern Plantations P.L.C.	5,528	32,491
	Anite Group P.L.C.	24,338	38,860
	Antofagasta P.L.C.	36,286	343,436
	Arena Leisure P.L.C.	52,926	49,021
	Arla Foods UK P.L.C.	36,286	45,280
	ARM Holdings P.L.C.	12,223	28,912
	ARM Holdings P.L.C. Sponsored ADR	52,400	372,040
	Arriva P.L.C.	33,095	453,560
	Ashtead Group P.L.C.	22,243	62,936
	Associated British Foods P.L.C.	37,845	631,795
*	AstraZeneca P.L.C. Sponsored ADR	16,200	937,818
	Atkins (WS) P.L.C.	12,529	209,150
	Atrium Underwriting P.L.C.	8,767	41,569
*	Autonomy Corp. P.L.C.	22,124	225,381
	Aveva Group P.L.C.	4,662	65,609
*	Avis Europe P.L.C.	43,933	63,716
	Aviva P.L.C.	148,102	2,297,210
	Avon Rubber P.L.C.	8,371	25,436
	AWG P.L.C.	8,363	260,379
*	Axis-Shield P.L.C.	4,466	20,836
	Axon Group P.L.C.	3,502	36,429
	Babcock International Group P.L.C.	29,414	231,981
	BAE Systems P.L.C.	238,504	1,819,209
	Balfour Beatty P.L.C.	18,554	152,196
	Barclays P.L.C	35,698	478,545
	Barclays P.L.C. ADR	65,400	3,535,524
	Barr (A.G.) P.L.C.	2,172	48,122
	Barratt Developments P.L.C.	45,006	979,881
*	BBA Aviation P.L.C.	70,678	398,054
	Bellway P.L.C.	21,054	605,070
	Bespak P.L.C.	4,034	46,864
	BG Group P.L.C.	866	11,675
	BG Group P.L.C. ADR	12,000	810,120
	BHP Billiton P.L.C.	15,780	300,324
	BHP Billiton P.L.C. ADR	30,900	1,184,397
*	Biffa P.L.C.	7,589	38,974
*	Biocompatibles International P.L.C.	5,510	12,602
	Blacks Leisure Group P.L.C.	3,388	26,999
	Bloomsbury Publishing P.L.C.	9,538	56,302
	Bodycote International P.L.C.	61,910	300,729
	Bovis Homes Group P.L.C.	19,711	392,745
	BP P.L.C.	81,196	920,949
	BP P.L.C. ADR	141,000	9,599,280
	BPP Holdings P.L.C.	3,828	37,086
	Bradford & Bingley P.L.C.	108,449	993,031
	Braemar Seascope Group P.L.C.	1,400	9,805
	Brambles Industries P.L.C.	11,454	116,407
	Brewin Dolphin Holdings P.L.C.	20,433	71,983

67

		Shares	Value††

	Brit Insurance Holdings P.L.C.	57,600	$344,506
*	British Airways P.L.C.	22,545	218,914
*	British Airways P.L.C. Sponsored ADR	2,700	261,792
	British American Tobacco P.L.C.	5,648	160,177
	British American Tobacco P.L.C. Sponsored ADR	5,300	302,895
*	British Energy Group P.L.C.	39,600	362,194
	British Land Co. P.L.C.	20,715	622,026
	British Polythene Industries P.L.C.	1,311	11,222
	British Sky Broadcasting Group P.L.C.	20,913	217,543
	British Sky Broadcasting Group P.L.C. Sponsored ADR	3,500	145,950
	Brixton P.L.C.	27,309	293,445
	Brown (N) Group P.L.C.	41,933	230,292
	BSS Group P.L.C.	14,405	118,178
	BT Group P.L.C. ADR	9,100	510,692
	Bunzl P.L.C.	23,580	305,615
	Burberry Group P.L.C.	32,885	390,157
	Burren Energy P.L.C.	6,822	123,259
	Business Post Group P.L.C.	5,644	51,808
	Cable and Wireless P.L.C.	358,689	1,100,749
	Cadbury Schweppes P.L.C.	6,974	72,031
	Cadbury Schweppes P.L.C. ADR	14,700	610,197
*	Cairn Energy P.L.C.	7,417	288,272
	Capita Group P.L.C.	23,933	270,426
	Capital & Regional P.L.C.	11,578	304,580
	Care U.K. P.L.C.	2,516	27,268
	Carillion P.L.C.	37,720	285,145
	Carnival P.L.C.	17,666	863,528
	Carpetright P.L.C.	2,236	51,225
	Carphone Warehouse Group P.L.C.	32,433	173,150
	Carr’s Milling Industries P.L.C.	2,672	30,363
	Castings P.L.C.	5,760	27,181
	Centaur Media P.L.C.	12,220	33,773
	Centrica P.L.C.	100,353	654,384
*	Charter P.L.C.	9,533	162,766
	Chemring Group P.L.C.	2,123	65,255
	Chime Communications P.L.C.	35,619	31,380
	Chloride Group P.L.C.	15,702	45,589
	Chrysalis Group P.L.C.	11,808	27,857
	Clarke (T.) P.L.C.	2,296	10,134
	Clarkson P.L.C.	1,797	25,674
	Clinton Cards P.L.C.	21,572	26,227
	Close Brothers Group P.L.C.	19,760	383,165
*	CLS Holdings P.L.C.	3,021	42,234
	Cobham P.L.C.	84,708	295,742
	Collins Stewart Tullett P.L.C.	33,896	571,054
*	Colt Telecom Group P.L.C.	18,686	49,623
	Communisis P.L.C.	17,096	29,790
	Compass Group P.L.C.	176,790	998,675
	Computacenter P.L.C.	12,219	59,210
	Cookson Group P.L.C.	32,464	379,256
	Corus Group P.L.C.	105,317	1,041,953
#	Corus Group P.L.C. ADR	13,100	260,166
*	Costain Group P.L.C.	39,984	48,281
	Countrywide P.L.C.	13,970	139,815
	Cranswick P.L.C.	4,162	64,600

68

		Shares	Value††

	Crest Nicholson P.L.C.	15,879	$196,949
	Croda International P.L.C.	8,941	95,041
*	CSR P.L.C.	10,150	132,696
	Daejan Holdings P.L.C.	1,617	152,465
	Daily Mail & General Trust P.L.C. Series A	7,893	110,573
	Dairy Crest Group P.L.C.	19,422	240,861
*	Dana Petroleum P.L.C.	11,766	286,964
	Davis Service Group P.L.C.	30,273	303,507
	Dawson Holdings P.L.C.	4,336	7,950
	De La Rue P.L.C.	17,370	219,580
	Dechra Pharmaceuticals P.L.C.	5,336	24,741
	Delta P.L.C.	13,459	39,396
	Derwent Valley Holdings P.L.C.	5,398	202,469
	Detica Group P.L.C.	7,375	43,504
	Development Securities P.L.C.	4,422	55,262
	Devro P.L.C.	13,279	29,934
	Diageo P.L.C. ADR	7,200	556,488
	Dicom Group P.L.C.	6,860	30,480
	Dignity P.L.C.	5,437	66,428
	Diploma P.L.C.	3,952	60,603
	Domestic & General Group P.L.C.	5,373	109,588
	Domino Printing Sciences P.L.C.	12,022	66,793
	DS Smith P.L.C.	41,051	145,161
	DSG International	233,964	900,335
	DTZ Holdings P.L.C.	3,558	52,012
*	E2V Technologies P.L.C.	5,550	36,130
*	easyJet P.L.C.	64,044	750,927
	Electrocomponents P.L.C.	40,363	224,192
	Elementis P.L.C.	84,703	136,815
	EMAP P.L.C.	6,403	107,324
*	Emerald Energy P.L.C.	8,417	31,813
	EMI Group P.L.C.	51,721	301,198
	Ennstone P.L.C.	53,337	49,908
	Enodis P.L.C.	54,455	219,646
	Enterprise Inns P.L.C.	51,933	1,257,259
	Enterprise P.L.C.	13,137	134,790
*	Entertainment Rights P.L.C.	47,233	28,229
	Erinaceous Group P.L.C.	5,746	37,043
	Euromoney Institutional Investor P.L.C.	5,782	58,224
	European Motor Holdings P.L.C.	7,946	63,785
	Evolution Group P.L.C.	31,788	72,136
*	Experian Group, Ltd.	53,109	614,240
	Expro International Group P.L.C.	6,588	104,901
	F&C Asset Management P.L.C.	75,516	275,076
	Fenner P.L.C.	27,197	107,584
*	Fiberweb P.L.C.	12,365	43,995
	Filtrona P.L.C.	29,420	158,778
	Filtronic P.L.C.	14,014	49,820
	Findel P.L.C.	9,483	117,926
	First Choice Holidays P.L.C.	47,491	239,783
	Firstgroup P.L.C.	18,524	201,032
	Fisher (James) & Sons P.L.C.	7,518	78,418
	FKI P.L.C.	64,656	127,146
	Forth Ports P.L.C.	6,491	257,440
*	Fortune Oil P.L.C.	97,801	10,149

69

		Shares	Value††

	French Connection Group P.L.C.	5,511	$22,473
	Friends Provident P.L.C.	199,625	818,864
	Fuller Smith & Turner P.L.C. Series A	1,937	55,892
	Future P.L.C.	19,568	13,093
*	Galiform P.L.C.	81,573	205,045
	Gallaher Group P.L.C Sponsored ADR	2,800	209,244
	Gallaher Group P.L.C.	4,928	92,331
	Galliford Try P.L.C.	24,146	69,996
	Game Group P.L.C.	71,484	124,435
	Games Workshop Group P.L.C.	7,668	58,952
	GCAP Media P.L.C.	25,150	103,819
	GKN P.L.C.	88,880	510,600
	GlaxoSmithKline P.L.C. ADR	30,100	1,599,213
	Gleeson (M.J.) Group P.L.C.	5,711	39,887
	Go-Ahead Group P.L.C.	2,970	123,966
	Grainger Trust P.L.C.	9,661	124,668
	Great Portland Estates P.L.C.	11,932	143,971
	Greene King P.L.C.	28,312	576,719
	Greggs P.L.C.	1,423	111,735
	Group 4 Securicor P.L.C.	184,720	617,571
	Guiness Peat Group P.L.C.	39,039	62,258
*	Gyrus Group P.L.C.	20,671	150,570
	Halfords Group P.L.C.	27,690	194,126
	Halma P.L.C.	50,932	216,260
	Hammerson P.L.C.	27,504	783,528
*	Hampson Industries P.L.C.	14,270	43,634
	Hanson P.L.C.	25,187	362,669
	Hanson P.L.C. ADR	10,200	736,032
	Hardy Underwriting Group P.L.C.	2,839	13,920
	Hays P.L.C.	79,391	234,024
	HBOS P.L.C.	226,039	4,628,951
	Headlam Group P.L.C.	9,886	108,013
	Helical Bar P.L.C.	16,521	143,662
	Helphire Group P.L.C.	5,972	44,408
*	Henderson Group P.L.C.	213,231	522,418
	Highway Insurance Holdings P.L.C.	32,391	45,513
	Hill & Smith Holdings P.L.C.	7,234	35,609
	Hiscox P.L.C.	74,310	386,364
	Hitachi Capital UK P.L.C.	10,529	48,364
	HMV Group P.L.C.	42,297	140,797
	Holidaybreak P.L.C.	3,932	51,792
*	Home Retail Group	53,109	425,950
	Homeserve P.L.C.	4,341	154,529
*	Homestyle Group P.L.C.	16,500	35,798
	Hornby P.L.C.	7,091	37,638
	HSBC Holdings P.L.C.	29,126	538,203
	HSBC Holdings P.L.C. ADR	134,600	12,517,800
	Hunting P.L.C.	15,527	163,483
	Huntleigh Technology P.L.C.	4,429	33,381
	Huntsworth P.L.C.	17,182	32,973
	Hyder Consulting P.L.C.	3,979	31,301
	ICAP P.L.C.	24,830	224,212
	IG Group Holdings P.L.C.	18,700	108,800
	IMI P.L.C.	32,170	330,079
	Imperial Chemical Industries P.L.C.	10,976	90,053

70

		Shares	Value††

	Imperial Chemical Industries P.L.C. Sponsored ADR	5,600	$183,624
	Imperial Tobacco Group P.L.C.	4,964	182,774
	Imperial Tobacco Group P.L.C. ADR	5,300	392,624
	Inchcape P.L.C.	40,450	399,280
	Incisive Media P.L.C.	10,736	40,835
	Informa P.L.C.	86,979	969,861
	Inmarsat P.L.C.	28,520	210,240
*	Innovation Group P.L.C.	127,488	70,948
*	Instore P.L.C.	12,812	4,963
*	Intec Telecom Systems P.L.C.	35,353	24,356
	InterContinental Hotels Group P.L.C.	8,574	172,034
	InterContinental Hotels Group P.L.C. ADR	22,137	450,045
	Intermediate Capital Group P.L.C.	3,438	106,760
	International Power P.L.C.	87,080	582,188
	International Power P.L.C. ADR	5,300	358,121
	Interserve P.L.C.	16,900	128,863
	Intertek Group P.L.C.	12,394	188,578
*	Invensys P.L.C.	51,375	264,949
	iSOFT Group P.L.C.	4,527	3,517
	Isotron P.L.C.	3,820	61,460
	Ite Group P.L.C.	13,126	38,820
	ITV P.L.C.	326,710	719,556
	Jardine Lloyd Thompson Group P.L.C.	8,552	68,138
*	Jessops P.L.C.	12,530	31,496
	JJB Sports P.L.C.	42,350	197,123
	JKX Oil and Gas P.L.C.	6,519	39,663
	Johnson Matthey P.L.C.	34,823	937,997
	Johnson Service Group P.L.C.	3,879	26,119
	Johnston Press P.L.C.	34,683	280,406
	Kelda Group P.L.C.	26,841	488,462
	Keller Group P.L.C.	8,618	137,380
	Kensington Group P.L.C.	5,849	87,626
	Kesa Electricals P.L.C.	36,372	255,333
	Kier Group P.L.C.	3,256	135,849
	Kiln P.L.C.	24,615	50,773
	Kingfisher P.L.C.	251,939	1,205,203
	Kingston Communications P.L.C.	61,479	84,285
	Ladbrokes P.L.C.	104,383	829,091
	Laing (John) P.L.C.	6,206	49,162
	Laird Group P.L.C.	23,191	173,333
	Land Securities Group P.L.C.	16,510	691,889
	Laura Ashley Holdings P.L.C.	56,367	24,978
	Lavendon Group P.L.C.	5,594	35,405
	Legal and General Group P.L.C.	695,237	2,077,336
	Liberty International P.L.C.	17,237	440,603
	Liontrust Asset Management P.L.C.	4,633	32,823
	Lloyds TSB Group P.L.C.	53,435	569,623
*	Lloyds TSB Group P.L.C. ADR	27,700	1,184,175
	LogicaCMG P.L.C.	247,006	857,818
	London Merchant Securities P.L.C.	22,188	122,518
*	London Stock Exchange Group P.L.C.	8,532	219,510
	Lonmin P.L.C.	3,512	212,612
	Lookers P.L.C.	14,405	45,197
	Low & Bonar P.L.C.	17,518	44,014
	Luminar P.L.C.	13,487	181,991

71

		Shares	Value††

	Man Group P.L.C.	66,165	$617,840
	Management Consulting Group P.L.C.	27,367	21,286
	Marks & Spencer Group P.L.C.	35,147	472,817
	Marshalls P.L.C.	24,107	165,804
*	Marylebone Warwick Balfour Group P.L.C.	11,236	48,287
	Matalan P.L.C.	36,961	144,868
	McAlpine (Alfred) P.L.C.	18,241	203,393
	McBride P.L.C.	21,709	75,427
	McKay Securities P.L.C.	2,290	19,027
	Meggitt P.L.C.	55,855	326,296
	Melrose Resources P.L.C.	13,881	100,955
	Menzies (John) P.L.C.	3,685	34,368
	Metalrax Group P.L.C.	22,274	28,723
	Mice Group P.L.C.	47,374	32,440
	Michael Page International P.L.C.	19,710	158,354
*	Micro Focus International P.L.C.	8,930	31,510
	Millennium and Copthorne Hotels P.L.C.	26,783	309,502
*	Minerva P.L.C.	25,672	186,620
	Misys P.L.C.	32,644	138,340
	Mitchells & Butlers P.L.C.	75,620	997,980
	Mitie Group P.L.C.	46,911	208,503
	Morgan Crucible Company P.L.C.	34,439	174,811
	Morgan Sindall P.L.C.	4,603	112,228
	Morrison (Wm.) Supermarkets P.L.C.	244,257	1,247,754
	Morse P.L.C.	15,787	34,186
	Mothercare P.L.C.	9,738	69,069
	Mouchel Parkman P.L.C.	11,535	92,633
	MTL Instruments Group P.L.C.	3,504	30,123
	Mucklow (A & J) Group P.L.C.	3,971	38,395
*	MyTravel Group P.L.C.	55,220	238,790
	National Express Group P.L.C.	9,476	192,295
	National Grid P.L.C.	12,791	173,444
	National Grid P.L.C. Sponsored ADR	5,600	379,960
	Nestor Healthcare Group P.L.C.	15,255	42,931
	Next P.L.C.	6,374	223,714
	Northern Foods P.L.C.	77,449	167,995
	Northern Rock P.L.C.	34,677	776,062
	Northgate Information Solutions P.L.C.	90,882	151,318
	Northgate P.L.C.	9,678	214,843
	Northumbrian Water Group P.L.C.	36,241	215,244
*	NSB Retail Systems P.L.C.	42,949	24,770
	Old Mutual P.L.C.	321,393	1,052,926
	OPD Group P.L.C.	5,158	43,198
*	Oxford Biomedica P.L.C.	45,413	25,076
	Oxford Instruments P.L.C.	10,872	51,746
*	Pace Micro Technology P.L.C.	34,362	40,966
	Pearson P.L.C.	16,449	243,360
	Pearson P.L.C. Sponsored ADR	63,900	944,442
	Pendragon P.L.C.	26,892	255,202
	Pennon Group P.L.C.	27,284	291,223
	Persimmon P.L.C.	41,278	1,187,392
	Photo-Me International P.L.C.	11,337	21,086
*	Pinewood Shep	6,970	27,400
*	Pinnacle Staffing Group P.L.C.	15,255	2,849
	Premier Farnell P.L.C.	34,618	129,595

72

		Shares	Value††

	Premier Foods P.L.C.	25,390	$136,188
*	Premier Oil P.L.C.	10,226	271,853
*	Protherics P.L.C.	27,920	35,163
	Prudential P.L.C.	56,341	734,950
	Prudential P.L.C. ADR	15,200	400,672
	Psion P.L.C.	10,581	23,710
	Punch Taverns, Ltd.	34,300	779,605
	PZ Cussons P.L.C.	64,167	189,403
	Radstone Technology P.L.C.	4,950	39,913
	Rank Group P.L.C.	26,098	142,997
	Rathbone Brothers P.L.C.	5,631	135,271
*	Raymarine P.L.C.	4,230	35,009
	Reckitt Benckiser P.L.C.	10,430	464,660
	Redrow P.L.C.	28,128	363,906
	Reed Elsevier P.L.C.	8,601	94,200
	Reed Elsevier P.L.C. Sponsored ADR	3,200	140,608
*	Regent Inns P.L.C.	16,761	28,583
*	Regus Group P.L.C.	55,110	120,949
	Renishaw P.L.C.	6,122	92,569
*	Renold P.L.C.	19,266	40,433
	Rensburg Sheppards P.L.C.	3,761	59,833
	Rentokil Initial P.L.C.	131,116	387,496
	Resolution P.L.C.	72,950	913,185
	Restaurant Group P.L.C.	11,312	60,815
	Reuters Group P.L.C.	12,581	112,210
	Reuters Group P.L.C. Sponsored ADR	1,000	53,420
	Rexam P.L.C.	89,809	951,438
	RHM P.L.C.	24,440	131,589
	Ricardo P.L.C.	7,506	42,829
	Rio Tinto P.L.C.	2,961	158,798
*	Rio Tinto P.L.C. ADR	2,100	450,639
	RM P.L.C.	6,264	21,014
	Robert Walters P.L.C.	13,001	72,261
	Robert Wiseman Dairies P.L.C.	9,458	90,854
	ROK P.L.C.	4,724	70,595
*	Rolls-Royce Group P.L.C.	109,036	916,215
	Rolls-Royce Group P.L.C. Class B	4,001,621	7,984
	Rotork P.L.C.	5,485	87,208
	Royal & Sun Alliance Insurance Group P.L.C.	312,795	905,110
	Royal Bank of Scotland Group P.L.C.	206,203	7,482,549
	Royal Dutch Shell P.L.C. ADR	10,200	733,176
	Royal Dutch Shell P.L.C. Series B	111,150	3,979,774
	RPC Group P.L.C.	6,129	29,802
	RPS Group P.L.C.	32,627	171,042
	S & U P.L.C.	2,614	26,204
	SABmiller P.L.C.	72,746	1,524,143
	Sage Group P.L.C.	109,899	554,474
	Sainsbury (J.) P.L.C.	154,702	1,216,975
	Salvesen (Christian) P.L.C.	20,498	26,962
*	Sanctuary Group P.L.C.	46,233	7,259
	Savills P.L.C.	19,611	252,058
	Schroders P.L.C.	13,795	259,636
	Schroders P.L.C. Non-Voting	9,432	167,195
*	SCi Entertainment Group P.L.C.	11,401	109,684
	Scottish & Newcastle P.L.C.	85,824	912,731

73

		Shares	Value††

	Scottish & Southern Energy P.L.C.	21,126	$605,677
	Scottish Power P.L.C.	108,855	1,619,981
	Scottish Power P.L.C. ADR	14,444	857,829
*	SDL P.L.C.	8,590	35,993
	Senior P.L.C.	71,167	86,890
	Serco Group P.L.C.	32,503	232,436
	Severfield-Rowan P.L.C.	2,117	58,120
*	Severn Trent P.L.C.	16,846	485,206
	Shaftesbury P.L.C.	10,457	139,961
	Shanks Group P.L.C.	44,014	202,481
	Shire P.L.C.	2,251	45,327
	Shire P.L.C. ADR	7,000	424,200
	Shore Capital Group P.L.C.	31,572	41,356
	SIG P.L.C.	14,739	280,618
	Signet Group P.L.C.	83,528	192,790
	Signet Group P.L.C. Sponsored ADR	5,400	125,874
*	SkyePharma P.L.C. Sponsored ADR	800	3,576
	Slough Estates P.L.C.	33,727	485,672
	SMG P.L.C.	16,594	18,683
	Smith & Nephew P.L.C.	7,085	67,356
	Smith & Nephew P.L.C. Sponsored ADR	2,600	123,682
*	Smith News P.L.C.	16,841	42,499
	Smiths Group P.L.C.	19,336	346,182
*	Soco International P.L.C.	4,168	110,686
	Sondex P.L.C.	7,594	42,179
	Spectris P.L.C.	13,108	177,632
	Speedy Hire P.L.C.	6,295	132,905
	Spirax-Sarco Engineering P.L.C.	10,919	203,622
*	Spirent Communictions P.L.C.	54,266	58,235
	SSL International P.L.C.	14,196	94,620
	St. Ives P.L.C.	10,614	53,341
	St. Modwen Properties P.L.C.	19,286	216,519
	Stagecoach Group P.L.C.	39,401	110,292
	Standard Chartered P.L.C.	60,555	1,742,151
	Stanley (Charles) Group P.L.C.	4,542	29,693
	Tate & Lyle P.L.C.	59,172	928,055
	Taylor Nelson Sofres P.L.C.	13,398	52,518
	Taylor Woodrow P.L.C.	104,087	800,751
	TDG P.L.C.	13,698	66,954
	Ted Baker P.L.C.	3,510	40,967
	Teesland P.L.C.	24,352	55,259
	Telent P.L.C.	7,665	71,592
	Tesco P.L.C.	252,337	1,943,633
*	Thus Group P.L.C.	13,708	45,360
	Tomkins P.L.C.	14,460	67,996
	Tomkins P.L.C. Sponsored ADR	30,900	585,246
	Topps Tiles P.L.C.	16,053	78,238
	Town Centre Securities P.L.C.	9,853	117,931
*	Trafficmaster P.L.C.	25,933	30,025
	Travis Perkins P.L.C.	18,623	636,894
*	Tribal Group P.L.C.	9,056	24,223
	Trinity Mirror P.L.C.	22,924	230,261
	TT electronics P.L.C.	25,286	109,249
	Tullow Oil P.L.C.	32,719	261,407
*	U.K. Coal P.L.C.	13,247	103,038

74

		Shares	Value††

	Ultra Electronics Holdings P.L.C.	4,105	$87,305
	Umeco P.L.C.	6,246	53,379
	Unilever P.L.C.	18,251	489,524
	Unilever P.L.C. ADR	31,100	837,523
	Uniq P.L.C.	12,866	54,442
	Unite Group P.L.C.	5,289	51,923
	United Business Media P.L.C.	25,954	357,998
	United Utilities P.L.C.	13,806	205,419
	United Utilities P.L.C. Sponsored ADR	5,400	161,244
	UTV P.L.C.	3,742	26,671
*	Vanco P.L.C.	1,966	15,717
	Vedanta Resources P.L.C.	11,940	298,060
*	Venture Production P.L.C.	7,260	122,056
*	Vernalis P.L.C.	15,428	17,558
	Victrex P.L.C.	4,734	66,317
	Viridian Group P.L.C.	10,252	266,442
	Vislink P.L.C.	17,205	34,189
	Vitec Group P.L.C.	5,002	50,990
	Vodafone Group P.L.C.	819,694	2,173,099
	Vodafone Group P.L.C. Sponsored ADR	262,462	6,918,498
	Vp P.L.C.	4,481	25,417
	VT Group P.L.C.	9,731	85,989
	Wagon P.L.C.	17,144	46,507
	Warner Estate Holdings P.L.C.	3,238	52,451
	Weir Group P.L.C.	28,360	292,547
	Wellington Underwriting P.L.C.	51,130	122,928
	Wetherspoon (J.D.) P.L.C.	20,187	257,208
*	WH Smith P.L.C.	16,841	123,814
	Whatman P.L.C.	6,724	34,248
	Whitbread P.L.C.	41,825	1,270,099
	White Young Green P.L.C.	4,323	36,085
	William Hill P.L.C.	14,985	184,746
	Wilmington Group P.L.C.	7,851	35,768
	Wilson Bowden P.L.C.	13,242	581,039
	Wimpey (George) P.L.C.	73,896	805,193
	Wincanton P.L.C.	14,712	102,926
*	Wolfson Microelectronics P.L.C.	11,885	64,243
	Wolseley P.L.C.	31,322	732,155
	Wolseley P.L.C. ADR	3,300	77,814
	Wolverhampton & Dudley Breweries P.L.C.	13,998	435,822
	Wood Group (John) P.L.C.	62,450	289,424
	Woolworths Group P.L.C.	290,511	208,776
	Workspace Group P.L.C.	13,603	121,840
	WPP Group P.L.C.	16,973	225,799
	WPP Group P.L.C. ADR	17,100	1,132,191
	WSP Group P.L.C.	4,475	43,852
	XANSA P.L.C.	11,942	17,281
	XP Power P.L.C.	1,410	11,844
	Xstrata P.L.C.	43,259	1,945,692
	Yell Group P.L.C.	42,918	485,945
	Yule Catto & Co. P.L.C.	15,067	66,999
	Zetex P.L.C.	18,665	21,687
TOTAL COMMON STOCKS			185,818,538

75

	Shares	Value††

RIGHTS/WARRANTS — (0.0%)
* Innovation Group P.L.C. Rights 12/11/06	50,995	$7,147

TOTAL — UNITED KINGDOM		185,825,685

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $95,737,953 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 5.253%(r), 08/01/35 & 5.500%, 10/01/36, valued at $89,291,607) to be repurchased at $87,551,706	$87,539	87,538,794
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $4,799,000 FHLMC 5.82%, 06/01/36, valued at $4,662,255) to be repurchased at $4,593,662	4,593	4,593,000
TOTAL TEMPORARY CASH INVESTMENTS		92,131,794

TOTAL INVESTMENTS - (100.0%) (Cost $840,324,278)		$938,419,286

See accompanying Notes to Financial Statements.

76

EMERGING MARKETS CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Shares	Value††

BRAZIL — (11.5%)
COMMON STOCKS — (1.8%)
Arcelor Brasil SA	41,496	$766,670
Cia de Saneamento do Parana	58,300	67,321
Companhia Siderurgica Nacional SA	14,000	418,383
Companhia Siderurgica Nacional SA ADR	149,228	4,449,979
Companhia Vale do Rio Doce ADR	164,600	4,569,296
Copesul Companhia Petroquimica do Sul	36,500	640,478
Empresa Brasileira de Aeronautica SA	98,400	1,022,178
Eternit SA	36,000	176,425
* Perdigao SA	84,864	1,021,112
Souza Cruz SA	56,000	967,132
Tractebel Energia SA	152,200	1,148,003
TOTAL COMMON STOCKS		15,246,977

PREFERRED STOCKS — (9.7%)
Acesita SA	12,000	277,081
Ambev Cia de Bebidas das Americas	2,210,000	1,020,275
Ambev Cia de Bebidas das Americas ADR	20,900	963,699
Aracruz Celulose SA ADR	35,100	2,136,186
Aracruz Celulose SA Series B	90,000	549,145
Banci Itau Holding Financeira SA	12,900	430,199
Banco Bradesco SA	8,800	330,864
Banco Bradesco SA ADR	176,900	6,670,899
Banco Itau Holding Financeira SA ADR	143,600	4,807,728
Brasil Telecom Participacoes SA ADR	14,161	533,162
Brasil Telecom SA ADR	16,544	225,329
Braskem SA Preferred A	58,000	422,744
Braskem SA Special Preferred A Sponsored ADR	11,500	167,095
Centrais Electricas de Santa Catarina SA	18,550	285,319
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	13,634	422,927
Companhia Brasileira de Petroleo Ipiranga SA	97,000	832,901
Companhia de Tecidos Norte de Minas	970,000	103,048
Companhia Energetica de Minas Gerais	1,090,000	49,334
Companhia Energetica de Minas Gerais SA ADR	27,178	1,234,697
Companhia Paranaense de Energia-Copel ADR	8,100	89,829
Companhia Paranaense de Energia-Copel Series B	34,380,000	379,530
Companhia Vale do Rio Doce ADR	244,400	5,755,620
Companhia Vale do Rio Doce Series A	118,764	2,774,634
Confab Industrial SA	198,110	424,587
Contax Participacoes SA ADR	46,700	41,133
Distribuidora de Produtos de Petroleo Ipiranga SA	8,500	96,189
Duratex SA	137,800	1,855,367
* Eletropaulo Metropolita SA Preferred A	4,430,000	191,319
Embratel Participacoes SA	101,200,000	329,075

1

		Shares	Value††

	Embratel Participacoes SA ADR	12,781	$209,481
	Empresa Brasileira de Aeronautica SA ADR	29,925	1,246,077
	Fertibras SA	4,600	71,815
	Forjas Taurus SA	51,000	86,217
	Gerdau SA	22,800	359,113
	Gerdau SA ADR	254,450	4,007,587
	Gol Linhas Aereas Inteligentes SA	65,000	1,853,025
	Industrias Romi SA	2,000	115,473
	Investimentos Itau SA	951,000	4,414,573
	Klabin SA	971,000	2,332,194
	Lojas Americanas SA	9,600,000	463,815
	Mahle-Metal Leve SA Industria e Comercio	8,666	155,628
	Marcopolo SA	127,400	307,761
	Metalurgica Gerdau SA	182,750	3,515,722
*	Net Servicos de Comunicacao SA	44,760	455,456
*	Paranapanema SA	11,900	138,513
	Perdigao SA ADR	2,400	57,528
	Randon Implementos e Participacoes SA	68,000	280,794
	Refinaria de Petroleo Ipiranga SA	10,000	173,303
	Sadia SA	330,000	1,050,208
*	Sadia SA ADR	13,900	441,603
	Sao Paulo Alpargatas SA	4,000	206,005
	Suzano Papel e Celullose SA	199,105	1,900,924
	Suzano Petroquimica SA	50,963	93,452
	Tele Norte Leste Participacoes SA	27,000	399,076
	Tele Norte Leste Participacoes SA ADR	66,700	995,831
	Telecomunicacoes de Sao Paulo SA	31,600	714,612
	Telemar Norte Leste SA	61,000	1,380,600
	Telemig Celular Participacoes SA	34,565,256	63,543
	Telemig Celular Participacoes SA ADR	1,563	58,144
	Telesp - Telecomunicacoes de San Paulo SA ADR	31,000	702,770
	Tim Participacoes SA	33,270,171	112,489
	Tim Participacoes SA ADR	17,100	582,084
	Ultrapar Participacoes SA	11,600	262,273
	Ultrapar Participacoes SA Sponsored ADR	6,000	136,500
	Uniao des Industrias Petroquimicas SA Series B	137,280	110,965
	Unibanco-Uniao de Bancos Brasileiros SA ADR	91,947	7,785,152
	Unibanco-Uniao de Bancos Brasileiros Units SA	179,000	1,518,813
	Usinas Siderurgicas de Minas Gerais SA Series A	146,800	4,960,009
*	Vivo Participacoes SA	318,951	1,222,768
#	Vivo Participacoes SA ADR	69,300	270,270
	Votorantim Celulose e Papel SA	42,937	860,723
	Votorantim Celulose e Papel SA ADR	142,100	2,827,790
	Weg SA	128,000	768,591
*	Whirlpool SA	51,787	53,222
TOTAL PREFERRED STOCKS			83,122,407

TOTAL — BRAZIL			98,369,384

CHILE — (2.9%)
COMMON STOCKS — (2.9%)
	Aguas Andinas SA Series A	1,072,743	458,742
	Banco de Chile	1,685,321	123,961
	Banco de Chile Series F ADR	3,397	150,487

2

	Shares	Value††

Banco de Credito e Inversiones SA Series A	21,160	$595,207
Banco Santander Chile SA Sponsored ADR	13,481	654,503
Bancoco Santander Chile SA	988,793	46,456
Banmedica SA	192,616	190,917
CAP SA (Compania de Aceros del Pacifico)	63,108	824,608
Cementos Bio-Bio SA	93,069	254,540
Colbun SA	3,074,849	642,904
Compania Cervecerias Unidas SA	36,271	212,325
Compania Cervecerias Unidas SA ADR	17,074	496,170
Compania de Consumidores de Gas Santiago SA	24,536	153,889
Compania de Telecomunicaciones de Chile SA Series A	58,608	118,620
Compania General de Electricidad SA	117,490	976,943
Compania SudAmericana de Vapores SA	89,173	123,535
Compania Telecomunicaciones de Chile SA Sponsored ADR	92,938	741,645
Corpbanca SA	79,878,560	432,982
Cristalerias de Chile SA	40,584	408,810
Distribucion y Servicio D&S SA	705,881	240,132
Distribucion y Servicio D&S SA ADR	18,865	375,602
Embotelladora Andina SA Series B	79,022	225,284
Embotelladora Andina SA Series B ADR	4,200	70,854
Empresa Nacional de Electricidad SA	351,708	409,095
Empresa Nacional de Electricidad SA ADR	51,500	1,786,020
Empresa Nacional de Telecomunicaciones SA	121,071	1,311,612
Empresas CMPC SA	84,894	2,912,357
Empresas Copec SA	287,698	3,253,451
Empresas Iansa SA	2,385,872	395,643
Enersis SA	1,676,555	511,427
Enersis SA ADR	110,212	1,676,325
Farmacias Ahumada SA	43,094	126,542
Lan Airlines SA	33,980	334,859
Lan Airlines SA ADR	1,600	78,480
* Madeco Manufacturera de Cobre SA ADR	6,100	66,795
* Madeco SA	3,658,861	406,811
Masisa SA	199,060	38,965
Parque Arauco SA	324,409	237,306
S.A.C.I. Falabella SA	280,132	942,381
Sociedad Quimica y Minera de Chile SA ADR	6,200	846,920
Sociedad Quimica y Minera de Chile SA Series B	11,313	153,090
Vina de Concha y Toro SA	182,228	278,806
Vina de Concha y Toro SA ADR	3,500	107,590
* Vina San Pedro SA	8,136,038	71,286
TOTAL COMMON STOCKS		24,464,877

RIGHTS/WARRANTS — (0.0%)
* Parque Arauco SA Rights 12/27/06	103,843	6,884

TOTAL — CHILE		24,471,761

CZECH REPUBLIC — (1.4%)
COMMON STOCKS — (1.4%)
CEZ A.S.	106,278	4,725,722
Komercni Banka A.S.	17,043	2,543,034
Phillip Morris CR A.S.	439	227,271

3

		Shares	Value††

	Telefonica 02 Czech Republic A.S.	125,145	$2,811,674
*	Unipetrol A.S.	76,786	815,206
	Zentiva NV	18,348	1,068,832

TOTAL — CZECH REPUBLIC			12,191,739

HUNGARY — (2.3%)
COMMON STOCKS — (2.3%)
	BorsodChem NYRT	45,532	698,331
*	Danubius Hotel & Spa NYRT	4,737	152,859
	Egis Nyrt.	9,479	1,271,645
*	EMASZ RT	290	28,851
*	Fotex NYRT	51,760	158,871
*	Linamar Hungary Autoipari es G	3,167	42,806
*	Magyar Telekom Telecommunications P.L.C.	243,550	1,187,557
*	Magyar Telekom Telecommunications Sponsored ADR	4,200	101,850
	MOL Hungarian Oil & Gas NYRT	65,139	7,320,128
	OTP Bank NYRT	128,055	4,905,463
*	Pannonplast RT	8,510	156,955
*	RABA Automotive Holding P.L.C.	15,268	75,696
	Richter Gedeon NYRT	15,222	3,139,405
*	Synergon Information Systems	14,016	81,752
	Tiszai Vegyi Kombinat RT	9,516	261,183
	Zwack Unicum RT	611	37,200

TOTAL — HUNGARY			19,620,552

INDIA — (11.0%)
COMMON STOCKS — (11.0%)
	Aarti Industries, Ltd.	19,188	12,821
	Aban Offshore, Ltd.	9,095	219,369
	ABB, Ltd. India	4,906	382,882
	Adani Enterprises, Ltd.	86,478	413,876
	Aditya Birla Nuvo, Ltd.	23,408	607,072
	Adlabs Films, Ltd.	11,635	109,065
	Aftek, Ltd.	29,227	34,538
*	Agro Tech Foods, Ltd.	8,888	17,527
	Alembic, Ltd.	66,262	87,494
	Alfa Laval (India), Ltd.	3,088	58,105
	Alok Industries, Ltd.	71,782	112,240
	Alstom Projects India, Ltd.	28,137	267,626
	Amtek Auto, Ltd.	41,794	333,311
	Apollo Hospitals Enterprise, Ltd.	18,222	182,750
	Apollo Tyres, Ltd.	17,302	140,138
*	Aptech, Ltd.	23,684	75,114
	Arvind Mills, Ltd.	49,521	58,214
	Asahi India Glass, Ltd.	47,875	142,477
	Ashok Leyland, Ltd.	357,554	339,241
	Asian Hotels, Ltd.	7,627	121,116
	Asian Paints (India), Ltd.	16,667	265,823
	Astra Microwave Products, Ltd.	12,504	46,707
	Aurobindo Pharma, Ltd.	24,328	336,570
	Automotive Axles, Ltd.	2,927	36,514
	Avaya Globalconnect, Ltd.	6,138	31,734

4

		Shares	Value††

	Aventis Pharma, Ltd.	4,646	$156,618
	Aztecsoft, Ltd.	13,636	49,908
	Bajaj Auto Finance, Ltd.	6,378	50,147
	Bajaj Auto, Ltd.	16,752	988,988
	Bajaj Hindusthan, Ltd.	54,608	302,947
	Balaji Telefilms, Ltd.	23,601	74,741
	Ballarpur Industries, Ltd.	72,602	183,868
	Balmer Lawrie & Co., Ltd.	3,958	36,474
	Balrampur Chini Mills, Ltd.	70,881	130,069
	Bank of Rajasthan, Ltd.	26,956	22,992
	Bannari Amman Sugars, Ltd.	3,050	54,905
	BASF India, Ltd.	13,428	69,015
*	Bata India, Ltd.	26,624	115,467
	Berger Paints India, Ltd.	93,448	100,047
	Bharat Earth Movers, Ltd.	11,262	258,730
	Bharat Forge, Ltd.	59,990	485,595
	Bharati Shipyard, Ltd.	6,996	49,183
	Biocon, Ltd.	21,042	174,288
	Birla Corp., Ltd.	28,062	229,750
	Blue Dart Express, Ltd.	6,396	77,909
	Blue Star, Ltd.	30,792	119,476
	BOC India, Ltd.	18,710	75,057
	Bombay Dyeing & Manufacturing Co., Ltd.	14,056	243,412
	Bongaigaon Refinery & Petrochemicals, Ltd.	56,883	61,451
	Britannia Industries, Ltd.	5,609	140,380
	Cadila Healthcare, Ltd.	43,656	315,491
	Carborundum Universal, Ltd.	33,789	129,694
	CCL Products (India), Ltd.	4,124	43,243
*	Ceat, Ltd.	18,802	53,317
	Century Enka, Ltd.	7,789	25,117
	Century Textiles & Industries, Ltd.	32,511	468,455
	CESC, Ltd.	27,943	211,951
	Chambal Fertilizers & Chemicals, Ltd.	195,505	155,674
	Chennai Petroleum Corp., Ltd.	37,048	182,112
	Cipla, Ltd.	88,444	500,833
	City Union Bank, Ltd.	22,474	85,558
	CMC, Ltd.	6,389	93,052
	Colgate-Palmolive (India), Ltd.	18,427	156,793
	Coromandel Fertilisers, Ltd.	73,239	129,591
	Crompton Greaves, Ltd.	51,575	302,743
	Cummins India, Ltd.	61,033	373,913
	Dabur India, Ltd.	47,343	156,114
	Deepak Fertilizers & Petrochemicals Corp., Ltd.	38,739	66,782
	Dhampur Sugar Mills, Ltd.	20,664	39,086
	Dishman Pharmaceuticals & Chemicals, Ltd.	28,422	140,641
	Divi’s Laboratories, Ltd.	5,415	362,597
	D-Link (India), Ltd.	10,966	20,929
	Dr. Reddy’s Laboratories, Ltd.	89,368	1,495,219
	E.I.D. - Parry (India), Ltd.	27,838	86,728
	Eicher Motors, Ltd.	9,342	78,969
	EIH, Ltd.	133,860	311,697
	Elder Pharmaceuticals, Ltd.	8,586	66,366
	Electrosteel Casings, Ltd.	8,588	77,550
	Elgi Equipments, Ltd.	23,578	27,947

5

		Shares	Value††

	Esab India, Ltd.	3,758	$31,377
*	Escorts, Ltd.	19,930	52,289
*	Essar Steel, Ltd.	396,973	311,738
	Essel Propack, Ltd.	64,950	115,805
	Eveready Industries (India), Ltd.	30,440	44,371
	Everest Industries, Ltd.	4,500	12,006
	Exide Industries, Ltd.	317,160	281,326
	FAG Bearings (India), Ltd.	8,328	122,009
	FCI OEN Connectors, Ltd.	2,727	24,277
	FDC, Ltd.	64,417	54,220
	Federal Bank, Ltd.	39,602	191,254
	Finolex Cables, Ltd.	18,803	202,687
	Finolex Industries, Ltd.	56,381	114,927
	Gammon India, Ltd.	22,625	234,318
	Geodesic Information Systems, Ltd.	14,024	65,517
	Geometric Software Solutions Co., Ltd.	29,740	76,072
	GHCL, Ltd.	30,009	116,919
	Gillette India, Ltd.	8,242	159,929
	GlaxoSmithKline Consumer Healthcare, Ltd.	13,094	161,558
	GlaxoSmithKline Pharmaceuticals, Ltd.	11,972	313,413
	Glenmark Pharmaceuticals, Ltd.	26,645	334,862
	Godavari Fertilisers & Chemicals, Ltd.	14,439	25,076
	Godfrey Phillips India, Ltd.	2,112	64,977
	Godrej Consumer Products, Ltd.	38,468	134,596
	Godrej Industries, Ltd.	85,686	353,424
*	Goetze (India), Ltd.	8,529	68,098
	Great Eastern Shipping Co., Ltd.	61,456	299,933
*	Great Offshore, Ltd.	15,364	207,764
	Greaves Cotton, Ltd.	18,476	125,928
*	GTL Infrastructure, Ltd.	51,082	44,365
	GTL, Ltd.	76,115	217,540
	Gujarat Alkalies & Chemicals, Ltd.	29,420	94,557
	Gujarat Ambuja Cements, Ltd.	268,801	863,142
	Gujarat Fluorochemicals, Ltd.	22,657	338,067
	Gujarat Gas Co., Ltd.	2,650	71,852
	Gujarat Narmada Valley Fertilizers Co., Ltd.	42,736	95,339
	Gujarat State Fertilizers & Chemicals, Ltd.	33,482	136,058
	H.E.G., Ltd.	10,666	41,688
	HCL Infosystems, Ltd.	31,014	113,540
	HCL Technologies, Ltd.	38,959	547,900
	HDFC Bank ADR	2,200	167,222
	HDFC Bank, Ltd.	95,379	2,385,639
	Hero Honda Motors, Ltd. Series B	28,532	472,305
	Hexaware Technologies, Ltd.	39,813	159,993
	Hikal, Ltd.	4,307	37,465
*	Himachal Futuristic Communications, Ltd.	432,213	232,011
	Himatsingka Seide, Ltd.	32,849	94,039
	Hinduja TMT, Ltd.	18,344	248,939
	Hindustan Construction Co., Ltd.	73,973	254,327
	Hindustan Lever, Ltd.	219,629	1,153,830
*	Hindustan Motors, Ltd.	84,867	72,191
	Hindustan Oil Exploration Co., Ltd.	15,988	33,768
	Hindustan Sanitaryware & Industries, Ltd.	12,171	32,736
	Honeywell Automation India, Ltd.	2,155	72,669

6

		Shares	Value††

	Hotel Leelaventure, Ltd.	179,620	$269,261
	ICI India, Ltd.	10,671	95,254
	ICICI Bank Sponsored ADR	143,153	5,570,083
	I-Flex Solutions, Ltd.	24,522	871,410
	iGate Global Solutions, Ltd.	7,446	39,138
*	India Cements, Ltd.	144,820	759,767
	India Glycols, Ltd.	7,721	21,726
	Indiabulls Financial Services, Ltd.	87,037	1,108,011
	Indian Hotels Co., Ltd.	272,260	917,657
	Indian Petrochemicals Corp., Ltd.	70,789	433,923
	Indo Rama Synthetics (India), Ltd.	52,177	63,738
*	IndusInd Bank, Ltd.	114,041	112,873
	Industrial Development Bank of India, Ltd.	122,884	202,230
	Infosys Technologies, Ltd.	126,187	6,157,953
*	Infotech Enterprises, Ltd.	17,652	126,465
	IPCA Laboratories, Ltd.	9,634	103,814
*	Ispat Industries, Ltd.	145,697	35,835
	ITC, Ltd.	397,690	1,637,419
	IVRCL Infrastructures & Projects, Ltd.	30,263	296,806
	J.B. Chemicals & Pharmaceuticals, Ltd.	26,674	53,470
	J.K. Industries, Ltd.	17,588	55,698
	Jaiprakash Associates, Ltd.	34,057	503,294
	Jammu & Kashmir Bank, Ltd.	15,652	186,375
	JBF Industries, Ltd.	19,181	41,272
	Jindal Poly Films, Ltd.	15,442	59,119
	Jindal Saw, Ltd.	18,361	165,019
	Jindal Stainless, Ltd.	55,146	147,609
	Jindal Steel & Power, Ltd.	13,200	635,113
	JSW Steel, Ltd.	57,257	420,160
	Jubilant Organosys, Ltd.	57,103	324,134
	K.S.B. Pumps, Ltd.	6,634	82,780
*	Kajaria Ceram	53,853	62,937
	Karnataka Bank, Ltd.	45,806	132,148
	Karur Vysya Bank, Ltd.	4,400	34,894
*	KEC Infrastructures, Ltd.	12,355	6,394
	KEC International, Ltd.	12,355	104,082
	Kesoram Industries, Ltd.	17,302	215,442
	Kirloskar Oil Engines, Ltd.	41,354	260,285
	Kohinoor Foods, Ltd.	10,000	15,583
	KPIT Cummins Infosystems, Ltd.	7,972	106,969
	Lakshmi Machine Works, Ltd.	268	194,226
*	LANXESS ABS Ltd.	17,327	62,610
	Larsen & Toubro, Ltd.	36,758	1,122,452
	LIC Housing Finance, Ltd.	34,627	133,475
	Lupin, Ltd.	18,968	223,809
	Madras Cements, Ltd.	3,597	257,999
	Maharashtra Scooters, Ltd.	2,000	13,544
	Maharashtra Seamless, Ltd.	18,450	182,803
	Mahindra & Mahindra, Ltd.	104,636	1,915,985
	Mahindra Gesco Developers, Ltd.	8,470	185,394
	Mangalore Refinery & Petrochemicals, Ltd.	249,793	224,796
	Marico, Ltd.	13,815	160,872
	Maruti Udyog, Ltd.	39,024	805,309
	Mastek, Ltd.	17,632	125,941

7

		Shares	Value††

	Matrix Laboratories, Ltd.	84,937	$520,873
*	Max India, Ltd.	7,572	147,113
*	McDowell India Spirits, Ltd.	2,935	4,693
	Merck, Ltd.	6,714	69,043
	Micro Inks, Ltd.	1,512	11,908
	Mirza International, Ltd.	7,949	26,283
	Monsanto India, Ltd.	2,665	84,953
	Moser Baer (India), Ltd.	75,015	442,218
	Motherson Sumi Systems, Ltd.	60,709	140,009
	Motor Industries Co., Ltd.	4,746	363,480
	Mphasis BFL, Ltd.	55,499	325,567
	MRF, Ltd.	1,647	168,255
*	Mukand, Ltd.	49,759	93,557
*	Mysore Cements, Ltd.	87,234	128,233
	Nagarjuna Construction Co., Ltd.	72,004	345,984
*	Nagarjuna Fertilizers & Chemicals, Ltd.	117,785	32,378
	Nahar Exports, Ltd.	21,959	37,764
	Nahar Spinning Mills, Ltd.	6,331	32,027
	Natco Pharma, Ltd.	10,444	28,966
	Navneet Publications (India), Ltd.	36,750	44,089
*	Nelco, Ltd.	8,380	18,444
	Nicholas Piramal India, Ltd.	49,266	257,802
	NIIT Technologies, Ltd.	23,567	136,165
	NIIT, Ltd.	17,538	174,161
	Nirma, Ltd.	23,424	193,266
	Omax Autos, Ltd.	8,735	16,576
	Orchid Chemicals & Pharmaceuticals, Ltd.	22,803	105,877
	Panacea Biotec, Ltd.	13,649	105,739
	Pantaloon Retail India, Ltd.	1,620	81,410
	Patni Computer Systems, Ltd.	33,362	299,772
*	Petronet LNG, Ltd.	182,990	212,267
	Pfizer, Ltd.	6,652	114,843
	Pidilite Industries, Ltd.	87,660	251,314
	Polaris Software Lab, Ltd.	38,242	103,634
	Pricol, Ltd.	37,006	33,638
*	Prism Cements, Ltd.	103,554	88,646
	Proctor & Gamble Hygiene & Health Care, Ltd.	3,614	72,869
	PSL, Ltd.	14,193	65,110
	PTC India, Ltd.	37,194	41,820
	Punjab Tractors, Ltd.	39,205	209,012
	Radico Khaitan, Ltd.	26,028	92,363
	Rain Calcining, Ltd.	17,131	18,702
	Rallis India, Ltd.	3,736	23,110
	Ranbaxy Laboratories, Ltd.	77,805	645,521
	Raymond, Ltd.	29,526	287,890
*	Reliance Capital, Ltd.	8,237	109,236
*	Reliance Communications, Ltd.	164,752	1,577,588
	Reliance Energy, Ltd.	38,472	452,886
	Reliance Industries, Ltd.	375,053	10,416,095
*	Reliance Natural Resources, Ltd.	164,752	85,530
	Rico Auto Industries, Ltd.	38,462	53,738
	Rolta India, Ltd.	29,555	167,148
*	Ruchi Soya Industries, Ltd.	13,989	98,779
	Satyam Computer Services, Ltd.	212,500	2,177,334

8

		Shares	Value††

	Satyam Computer Services, Ltd. ADR	5,600	$130,760
	Sesa Goa, Ltd.	13,586	383,009
	Shree Cement, Ltd.	8,847	268,491
	Shriram Transport Finance Co., Ltd.	32,077	100,398
*	Shyam Telecom, Ltd.	12,891	17,435
	Siemens India, Ltd.	11,659	293,602
	SKF India, Ltd.	20,166	137,554
*	Solectron Centum Electronics, Ltd.	5,559	33,357
	Sona Koyo Steering Systems, Ltd.	35,758	50,377
	Sonata Software, Ltd.	38,398	37,202
	South India Bank, Ltd.	36,148	60,911
	Srei Infrastructure Finance, Ltd.	20,263	22,233
	SRF, Ltd.	21,324	98,618
*	SSI, Ltd.	13,344	55,464
	Sterling Biotech, Ltd.	75,296	282,112
	Sterlite Industries (India), Ltd. Series A	101,677	1,220,279
	Sterlite Optical Technologies, Ltd.	22,388	112,744
	Strides Arcolab, Ltd.	10,825	83,712
	Subex Azure, Ltd.	9,445	129,253
	Subros, Ltd.	6,139	35,834
	Sun Pharmaceuticals Industries, Ltd.	13,243	300,174
	Sundaram-Clayton, Ltd.	6,624	177,550
	Sundram Fastners, Ltd.	24,948	94,626
	Tata Chemicals, Ltd.	63,418	310,080
	Tata Consultancy Services, Ltd.	41,710	1,109,937
	Tata Elxsi, Ltd.	12,000	67,149
	Tata Investment Corp., Ltd.	10,415	89,834
	Tata Metaliks, Ltd.	11,728	30,985
	Tata Motors, Ltd.	113,107	2,041,999
	Tata Power Co., Ltd.	41,843	542,503
	Tata Steel, Ltd.	36,692	383,111
	Tata Tea, Ltd.	11,489	184,556
*	Tata Teleservices Maharashtra, Ltd.	229,520	89,527
	Texmaco, Ltd.	4,055	72,784
	Thermax, Ltd.	35,934	304,877
	Titan Industries, Ltd.	8,983	152,429
	Torrent Pharmaceuticals, Ltd.	32,231	138,966
*	Torrent Power AEC, Ltd.	15,826	91,863
	Trent, Ltd.	3,462	68,732
	Tube Investments of India, Ltd.	55,000	90,820
	TVS Motor Co., Ltd.	72,789	158,927
	Unichem Laboratories, Ltd.	11,679	65,603
	Unitech, Ltd.	128,245	1,391,373
	United Phosphorus, Ltd.	57,577	426,772
*	United Spirits, Ltd.	14,679	265,170
	Usha Martin, Ltd.	17,535	68,579
	UTI Bank, Ltd.	101,720	1,075,135
*	Uttam Galva Steels, Ltd.	53,907	38,541
	Vardhman Textiles, Ltd.	26,377	154,767
	Varun Shipping Co.	57,374	87,785
	Vesuvius India, Ltd.	5,903	31,626
	Videocon Industries, Ltd.	4,542	45,545
	Videsh Sanchar Nigam, Ltd.	46,062	438,364
*	Visualsoft Technologies, Ltd.	7,727	12,125

9

		Shares	Value††

	Voltas, Ltd.	86,300	$210,893
*	Welspun India, Ltd.	16,850	35,519
	Welspun-Gujarat Stahl Rohren, Ltd.	41,475	79,201
	Wipro, Ltd.	65,579	876,649
	Wockhardt, Ltd.	22,381	185,580
	Wyeth, Ltd.	8,554	98,601
*	Zee Telefilms, Ltd. Series B	181,396	1,511,589
	Zensar Technologies, Ltd.	11,384	57,130
	Zuari Industries, Ltd.	10,870	40,587
TOTAL COMMON STOCKS			94,256,696

PREFERRED STOCKS — (0.0%)
*	Ispat Industries, Ltd. Cumulative Preferred Shares	97,131	3,496

RIGHTS/WARRANTS — (0.0%)
*	Bajaj Auto Finance, Ltd. Rights 01/10/07	3,826	2,237
*	Bajaj Auto Finance, Ltd. Rights 01/10/07	1,594	0
*	Tata Teleservices Maharashtra, Ltd. Rights	43,608	439
TOTAL RIGHTS/WARRANTS			2,676

TOTAL — INDIA			94,262,868

INDONESIA — (2.6%)
COMMON STOCKS — (2.6%)
*	PT Agis Tbk	1,446,000	29,828
	PT Apexindo Pratama Tbk	973,500	193,861
	PT Asahimas Flat Glass Tbk	126,500	38,527
	PT Astra Agro Lestari Tbk	280,000	324,904
	PT Astra Graphia Tbk	879,000	26,322
	PT Astra International Tbk	1,839,500	3,193,960
*	PT Bakrie & Brothers Tbk	14,316,000	202,277
*	PT Bakrieland Development Tbk	3,561,000	52,258
	PT Bank Central Asia Tbk	3,564,000	2,058,270
	PT Bank Danamon Indonesia Tbk	1,722,000	1,173,042
	PT Bank Niaga Tbk	8,364,000	910,414
*	PT Bank Pan Indonesia Tbk	8,462,500	497,534
	PT Berlian Laju Tanker Tbk	3,551,000	673,032
*	PT Bimantara Citra Tbk	670,000	270,272
	PT Bumi Resources Tbk	9,472,500	834,406
	PT Ciputra Surya Tbk	963,000	95,362
	PT Citra Marga Nusaphala Persada Tbk	1,721,000	200,749
*	PT Energi Mega Persada Tbk	2,335,000	129,476
	PT Enseval Putera Megatrading Tbk	1,298,000	87,610
	PT Gudang Garam Tbk	705,000	764,254
	PT Indocement Tunggal Prakarsa Tbk	830,000	483,646
	PT Indofood Sukses Makmur Tbk	5,389,000	822,020
	PT Indosat Tbk	433,500	270,893
	PT Indosat Tbk ADR	23,270	725,093
	PT International Nickel Indonesia Tbk	224,000	671,195
	PT Jaya Real Property Tbk	352,500	31,891
	PT Kalbe Farma Tbk	3,173,500	407,938
	PT Kawasan Industry Jababeka Tbk	8,125,500	110,450

10

		Shares	Value††

	PT Lautan Luas Tbk	320,000	$13,751
*	PT Lippo Karawaci Tbk	1,776,000	195,468
	PT Matahari Putra Prima Tbk	1,255,500	101,315
	PT Mayorah Indah Tbk	680,500	117,922
	PT Medco Energi International Tbk	166,500	58,943
	PT Mitra Adiperkasa Tbk	794,000	74,336
*	PT Panin Insurance Tbk	1,249,000	33,309
*	PT Petrosea Tbk	93,500	61,152
*	PT Polychem Indonesia Tbk	2,109,000	48,069
	PT Ramayana Lestari Sentosa Tbk	2,853,000	257,827
	PT Samudera Indonesia Tbk	65,000	47,842
	PT Semen Gresik Tbk	84,500	294,510
*	PT Sumalindo Lestari Jaya Tbk	364,500	87,421
	PT Summarecon Agung Tbk	1,562,800	195,559
*	PT Suryainti Permata Tbk	719,500	34,875
	PT Telekomunikasi Indonesia Tbk	1,296,000	1,408,918
	PT Telekomunikasi Indonesia Tbk ADR	63,812	2,805,176
	PT Tempo Scan Pacific Tbk	2,015,000	171,225
	PT Timah Tbk	147,000	36,839
	PT Trimegah Sec Tbk	5,343,500	84,561
	PT Unilever Indonesia Tbk	538,500	351,805
	PT United Tractors Tbk	912,500	641,056

TOTAL — INDONESIA			22,401,363

ISRAEL — (3.6%)
COMMON STOCKS — (3.6%)
	Africa-Israel Investments, Ltd.	5,114	358,214
*	Albad Massuot Yitzhak, Ltd.	7,278	80,313
	Alony Hetz Properties & Investments, Ltd.	53,586	259,643
*	Alvarion, Ltd.	35,958	254,417
*	Alvarion, Ltd. ADR	2,700	19,440
	American Israeli Paper Mills, Ltd.	3,330	156,412
	Analyst I.M.S.	6,498	94,809
*	AudioCodes, Ltd.	21,307	200,014
*	AudioCodes, Ltd. ADR	8,275	79,523
	Azorim Investment Development & Construction Co., Ltd.	16,855	263,656
	Bank Hapoalim B.M.	612,710	2,957,943
	Bank Leumi Le-Israel	558,374	2,249,656
*	Baran Group, Ltd.	7,506	113,185
	Bezeq Israeli Telecommunication Corp., Ltd.	422,433	668,061
*	Blue Square Chain Stores Properties & Investments, Ltd.	7,827	91,530
	Blue Square-Israel, Ltd.	8,251	121,236
	Clal Industries, Ltd.	72,559	402,710
	Clal Insurance Enterprise Holdings, Ltd.	19,487	493,130
	Dan Vehicle & Transportation	6,979	40,529
*	Danya Cebus, Ltd.	14,928	200,834
	Delek Automotive Systems, Ltd.	27,187	187,310
	Delek Drilling LP, Ltd.	454,022	225,755
*	Delta-Galil Industries, Ltd.	14,406	140,308
*	Direct Insurance - I.D.I. Insurance Co., Ltd.	28,126	129,240
	Discount Investment Corp.	23,530	687,776
	Elbit Medical Imaging, Ltd.	8,168	253,123
	Elbit Systems, Ltd.	18,089	594,630

11

		Shares	Value††

*	Electra (Israel), Ltd.	2,161	$326,318
*	Electra Consumer Products	11,956	87,780
*	Elron Electronic Industries, Ltd.	18,213	227,869
*	First International Bank of Israel, Ltd.	70,278	178,298
	FMS Enterprises Migun, Ltd.	5,052	145,892
*	Formula Systems (1985), Ltd.	14,515	183,204
	Frutarom	36,422	323,233
*	Hamlet (Israel-Canada), Ltd.	11,772	113,970
*	Housing & Construction Holding Co., Ltd.	128,175	178,329
	IBI Investment House, Ltd.	2,676	29,505
	IDB Development Corp., Ltd. Series A	20,837	725,043
	Industrial Building Corp., Ltd.	57,834	140,264
	Israel Chemicals, Ltd.	161,767	971,859
*	Israel Petrochemical Enterprises, Ltd.	11,901	100,993
	Israel Salt Industries, Ltd.	37,978	257,987
	Ituran Location & Control, Ltd.	9,288	150,245
*	J.O.E.L. Jerusalem Oil Exploration, Ltd.	9,140	138,492
*	Knafaim Arkia Holdings, Ltd.	5,307	46,678
*	Koor Industries, Ltd.	8,880	462,843
*	Koor Industries, Ltd. ADR	13,667	144,050
	Leader Holding & Investments, Ltd.	28,600	55,127
*	Magal Security Systems, Ltd.	5,270	51,462
*	Magic Software Enterprises, Ltd.	15,706	32,257
	Makhteshim-Agan Industries, Ltd.	227,788	1,213,890
*	Matav-Cable Systems Media, Ltd.	11,308	97,816
	Medtechnica, Ltd.	12,492	86,416
*	Mer Industries, Ltd.	3,208	18,814
*	Metalink, Ltd.	4,078	24,045
	Migdal Insurance Holdings, Ltd.	201,319	291,836
*	Miloumor, Ltd.	13,887	56,631
	Mivtach Shamir Holdings, Ltd.	6,314	110,026
*	Naphtha Israel Petroleum Corp.	193,874	106,020
*	Neto M.E. Holdings, Ltd.	2,992	97,681
*	NICE Systems, Ltd.	8,520	273,220
*	NICE Systems, Ltd. ADR	24,475	783,200
	Nisko Industries (1992), Ltd.	7,419	78,750
*	OCIF Investments and Development, Ltd.	1,386	36,301
*	Orckit Communications, Ltd.	4,455	46,745
	Ormat Industries, Ltd.	54,363	609,773
	Osem Investment, Ltd.	18,069	172,427
	Packer Plada, Ltd.	2,898	211,989
	Partner Communications Co., Ltd.	24,379	296,285
	Partner Communications Co., Ltd. ADR	5,986	73,688
	Property and Building Corp., Ltd.	1,371	202,081
*	RADVision, Ltd.	7,771	155,254
	Rapac Electronics, Ltd.	10,049	50,897
*	Retalix, Ltd.	14,048	242,510
*	Scailex Corp., Ltd.	36,060	283,124
	Shrem Fudim Kelner & Co., Ltd.	9,687	30,561
	Strauss-Elite, Ltd.	14,778	164,841
	Suny Electronic Inc., Ltd.	30,533	131,164
*	Super-Sol, Ltd. Series B	90,732	338,078
	Tadiran Communications, Ltd.	7,066	278,587
	Telsys, Ltd.	5,676	39,120

12

		Shares	Value††

	Teva Pharmaceutical Industries, Ltd.	11,056	$355,685
	Teva Pharmaceutical Industries, Ltd. ADR	171,092	5,485,209
*	The Israel Land Development Co., Ltd.	13,079	65,228
*	Tower Semiconductor, Ltd.	43,444	84,152
*	Union Bank of Israel, Ltd.	41,579	204,984
	United Mizrahi Bank, Ltd.	146,639	1,072,067
	Urdan Industries, Ltd.	105,816	67,472
*	VeriFone Holdings, Inc.	1,274	42,008

TOTAL — ISRAEL			30,373,670

MALAYSIA — (5.3%)
COMMON STOCKS — (5.3%)
	Acoustech Berhad	100,000	28,180
	ACP Industries Berhad	166,600	58,435
	Aeon Co. (M) Berhad	60,200	115,463
	Affin Holdings Berhad	598,200	330,678
*	Airasia Berhad	497,000	210,044
	AMMB Holdings Berhad	1,607,600	1,497,036
	Amway (Malaysia) Holdings Berhad	63,300	117,987
	APM Automotive Holdings Berhad	72,800	45,900
*	Asia Pacific Land Berhad	531,500	56,571
	Asiatic Development Berhad	257,400	286,008
	Bandar Raya Developments Berhad	524,900	156,616
	Batu Kawan Berhad	129,500	404,428
*	Berjaya Capital Berhad	28,656	11,964
*	Berjaya Corp. Berhad	1,100,200	60,840
*	Berjaya Corp. Berhad ICULS	1,416,529	41,110
	Berjaya Land Berhad	384,900	60,550
	Berjaya Sports Toto Berhad	301,100	411,056
	Bernas Padiberas Nasional Berhad	496,800	245,650
	Boustead Holdings Berhad	442,200	237,154
	British American Tobacco Berhad	50,300	618,697
	Bumiputra-Commerce Asset Holdings Berhad	780,007	1,681,380
	Cahya Mata Sarawak Berhad	149,500	61,075
	Carlsberg Brewery Malaysia Berhad	165,000	234,774
	Cement Industries of Malaysia Berhad	75,400	79,621
	Courts Mammoth Berhad	168,700	31,660
*	Damansara Realty Berhad	760,500	35,780
	Digi.Com Berhad	106,200	396,226
	DRB-Hicom Berhad	850,600	373,378
	Dutch Lady Milk Industries Berhad	18,300	62,665
	E&O Property Development Berhad	24,316	11,236
	Eastern & Oriental Berhad (6468754)	333,733	134,841
*	Eastern & Oriental Berhad (B19ZLW1)	72,949	29,236
	ECM Libra Avenue Berhad	417,952	83,895
	Edaran Otomobil Nasional Berhad	71,500	37,604
	EON Capital Berhad	316,900	577,455
	Esso Malaysia Berhad	64,400	57,968
*	Faber Group Berhad	176,500	30,922
*	Fountain View Development Berhad	31,500	1,612
	Fraser & Neave Holdings Berhad	133,400	265,293
	Gamuda Berhad	688,800	929,086
	Genting Berhad	137,300	1,109,989

13

		Shares	Value††

*	GHL Systems Berhad	324,170	$20,576
	Globetronics Technology Berhad	778,100	66,731
	Glomac Berhad	27,000	8,591
	Golden Hope Plantations Berhad	415,400	641,803
	Guiness Anchor Berhad	116,600	197,978
	Highlands and Lowlands Berhad	189,600	269,559
	Hong Leong Bank Berhad	288,300	446,273
	Hong Leong Financial Group Berhad	207,100	294,931
	Hong Leong Industries Berhad	142,300	226,328
	Hume Industries (Malaysia) Berhad	60,900	63,337
*	Hunza Properties Berhad	97,600	48,215
	Hwang-DBS (Malaysia) Berhad	123,200	68,534
	IGB Corp. Berhad	951,500	473,302
	IJM Corp. Berhad	377,400	766,520
*	Insas Berhad	358,500	41,605
	Integrated Logistics Berhad	93,600	54,276
	IOI Corp. Berhad	196,900	1,027,225
	IOI Properties Berhad	76,300	184,431
	Island & Peninsular Berhad	415,041	163,980
*	Jaks Resources Berhad	197,000	26,940
	Johor Land Berhad	13,950	4,115
	Keck Seng (Malaysia) Berhad	137,000	125,667
	KFC Holdings (Malaysia) Berhad	120,300	171,092
	Kian Joo Can Factory Berhad	154,200	124,937
	Kim Loong Resources Berhad	41,800	18,484
	KLCC Property Holdings Berhad	640,000	497,130
	KNM Group Berhad	80,500	193,541
	KPJ Healthcare Berhad	94,500	51,645
	Kuala Lumpur Kepong Berhad	183,900	690,537
*	Kub Malaysia Berhad	790,900	96,072
	Kulim Malaysia Berhad	151,300	225,885
*	Kumpulan Europlus Berhad	295,800	31,878
*	Land & General Berhad	1,077,500	68,553
	Landmarks Berhad	411,000	204,888
	Leader Universal Holdings Berhad	482,800	80,562
	Leong Hup Holdings Berhad	103,200	34,476
	Lingkaran Trans Kota Holdings Berhad	266,100	230,757
	Lion Diversified Holdings Berhad	235,100	428,654
*	Lion Industries Corp. Berhad	409,600	113,089
	MAA Holdings Berhad	269,800	119,385
	Magnum Corp. Berhad	661,000	418,224
	Malakoff Berhad	195,200	539,331
	Malayan Banking Berhad	481,300	1,542,698
	Malayan Cement Berhad	1,110,000	352,473
	Malaysia Industrial Development Finance Berhad	505,900	157,806
*	Malaysian Airlines System Berhad	181,400	215,604
	Malaysian Bulk Carriers Berhad	389,300	290,454
	Malaysian National Reinsurance Berhad	125,300	157,259
	Malaysian Oxygen Berhad	51,300	185,764
	Malaysian Pacific Industries Berhad	59,200	171,751
*	Malaysian Plantations Berhad	571,600	391,819
*	Malaysian Resources Corp. Berhad	1,208,800	325,190
	Manulife Insurance (M) Berhad	80,100	50,001
	Maxis Communications Berhad	260,000	710,998

14

		Shares	Value††

*	Measat Global Berhad	144,400	$107,606
	Melewar Industrial Group Berhad	105,100	34,005
*	MEMS Technology Berhad	397,000	58,129
	MISC Berhad	438,500	1,126,691
	MK Land Holdings Berhad	692,300	121,277
	MMC Corp. Berhad	396,400	416,201
	MTD Infraperdana Berhad	527,000	167,304
	Muhibbah Engineering Berhad	90,000	63,134
*	Mulpha International Berhad	1,074,900	435,974
	Naim Cendera Berhad	105,600	89,312
	Naluri Berhad	262,900	50,474
	NCB Holdings Berhad	25,000	17,908
	Nestle (Malaysia) Berhad	39,100	261,681
	New Straits Times Press (Malaysia) Berhad	139,200	112,742
	Nylex (Malaysia) Berhad	49,000	15,839
	Oriental Holdings Berhad	215,700	277,823
	OSK Holdings Berhad	480,866	249,751
	Pacificmas Berhad	89,600	150,131
	Panasonic Manufacturing Malaysia Berhad	31,400	82,012
	Pelikan International Corp. Berhad	106,440	98,741
*	Permaju Industries Berhad	220,600	33,799
	Petronas Dagangan Berhad	302,400	395,857
	Petronas Gas Berhad	160,700	414,822
	Plus Expressways Berhad	586,100	469,528
	Pos Malaysia & Services Holdings Berhad	357,900	500,748
	PPB Group Berhad	576,800	774,741
	Proton Holdings Berhad	301,000	490,708
	Puncak Niaga Holdings Berhad	154,800	130,020
	QL Resources Berhad	69,600	53,657
	Ranhill Berhad	380,700	135,777
*	Ranhill Utilities Berhad	60,000	37,433
	Resorts World Berhad	174,300	635,779
	RHB Capital Berhad	777,800	773,201
	Road Builders (Malaysia) Holdings Berhad	612,300	591,840
*	Salcon Berhad	110,300	44,444
	Sarawak Enterprise Corp. Berhad	262,400	102,904
	Scientex, Inc. Berhad	39,400	31,008
	Scomi Group Berhad	817,000	238,910
	Shangri-La Hotels (Malaysia) Berhad	154,000	95,623
	Shell Refining Co. Federation of Malaysia Berhad	133,200	386,430
	Sime Darby Berhad	646,800	1,204,752
	Sime Engineering Services Berhad	134,800	57,676
	SP Setia Berhad	475,000	582,847
	Star Publications (Malaysia) Berhad	279,300	253,127
	Subur Tiasa Holdings Berhad	100,700	147,585
*	Sumatec Resources Berhad	130,300	29,323
	Sunrise Berhad	250,700	128,050
	Sunway City Berhad	164,000	92,402
*	Sunway Holdings, Inc. Berhad	669,400	73,987
	Supermax Corp. Berhad	57,250	58,858
	Ta Ann Holdings Berhad	73,320	178,355
	TA Enterprise Berhad	1,056,100	225,748
	Tan Chong Motor Holdings Berhad	576,900	205,477
	Telekom Malaysia Berhad	339,700	896,264

15

		Shares	Value††

	Tenaga Nasional Berhad	415,825	$1,263,087
	TH Group Berhad	180,800	31,174
*	Time Dotcom Berhad	428,200	95,123
*	Time Engineering Berhad	351,600	63,008
	Top Glove Corp. Berhad	69,100	246,280
*	Tradewinds Corp. Berhad	603,200	139,881
*	Tradewinds Plantation Berhad	177,000	98,799
	Transmile Group Berhad	76,800	295,258
	Tronoh Mines Malaysia Berhad	96,700	136,192
	Uchi Technologies Berhad	117,700	109,945
	UDA Holdings Berhad	165,300	132,392
	UEM World Berhad	445,300	199,190
	UMW Holdings Berhad	213,600	463,419
	Unico-Desa Plantations Berhad	601,400	91,396
	Unisem (M) Berhad	464,600	200,042
	United Malacca Rubber Estates Berhad	68,900	88,732
	United Plantations Berhad	80,200	200,578
*	Utama Banking Group Berhad	356,000	154,272
	VS Industry Berhad	64,900	31,898
	Wah Seong Corp. Berhad	140,900	82,533
	Worldwide Holdings Berhad	84,200	74,504
	WTK Holdings Berhad	89,400	196,517
	YTL Corp. Berhad	633,200	1,154,373
	Yu Neh Huat Berhad	365,300	162,451

TOTAL — MALAYSIA			45,451,376

MEXICO — (9.3%)
COMMON STOCKS — (9.3%)
	Alfa S.A. de C.V. Series A	246,400	1,462,661
	America Movil S.A. de C.V. ADR	224,375	9,977,956
	America Movil S.A. de C.V. Series L	333,200	740,809
* #	America Telecom S.A. de C.V. Series A	227,450	2,002,478
*	Carso Global Telecom S.A. de C.V. Telecom Series A1	973,300	3,017,304
	Cementos de Mexico S.A.B de C.V. Series B	155,072	493,583
	Cemex S.A.B. de C.V. ADR	445,926	14,510,432
	Coca-Cola Femsa S.A. de C.V. ADR	23,360	831,382
	Coca-Cola Femsa S.A. de C.V. Series L	40,000	142,576
	Consorcio Ara S.A. de C.V.	159,000	937,329
	Controladora Comercial Mexicana S.A. de C.V. ADR	1,000	39,859
	Controladora Comercial Mexicana S.A. de C.V. Series B	433,200	844,029
*	Corporacion Geo S.A. de C.V. Series B	297,300	1,287,066
*	Corporacion Interamericana de Entramiento S.A. de C.V. Series B	103,800	226,811
#	Embotelladora Arca S.A. de C.V., Mexico	508,615	1,667,044
*	Empresas ICA S.A. de C.V. Sponsored ADR	2,900	125,976
*	Empresas ICA S.A.B. de C.V	294,550	1,065,986
	Fomento Economico Mexicano S.A. de C.V. ADR	53,280	5,607,720
	Gruma S.A. de C.V. ADR	2,100	28,686
	Gruma S.A. de C.V. Series B	133,600	456,135
	Grupo Aeroportuario del Sureste S.A.B. de C.V.	287,500	1,268,983
#	Grupo Carso S.A. de C.V. Series A-1	639,900	2,184,735
#	Grupo Cementos de Chihuahua S.A. de C.V.	185,254	742,122
	Grupo Continental S.A. de C.V.	160,600	307,058

16

		Shares	Value††

	Grupo Elektra S.A. de C.V.	22,800	$239,757
	Grupo Financiero del Norte S.A. de C.V. Series C	923,972	3,440,626
	Grupo Financiero Inbursa S.A. de C.V. Series O	186,587	378,828
* #	Grupo Imsa S.A. de C.V.	134,100	575,171
#	Grupo Industrial Bimbo S.A. de C.V. Series A	199,700	818,174
#	Grupo Industrial Maseca S.A. de C.V. Series B	44,200	36,218
	Grupo Mexico S.A.B. de C.V. Series B	933,227	3,373,130
#	Grupo Modelo S.A. de C.V. Series C	297,500	1,615,128
	Grupo Televisa S.A. (Certificate Representing Series A, Series D & Series L)	192,600	967,945
	Grupo Televisa S.A. de C.V. ADR	111,420	2,928,118
*	Impulsora del Desarrollo Economico de America Latina S.A. de C.V.	77,887	81,903
	Industrias Bachoco S.A. de C.V. ADR	2,500	54,750
	Industrias Penoles S.A. de C.V.	71,500	637,951
* #	Industrias S.A. de C.V. Series B	346,400	1,570,589
#	Kimberly Clark de Mexico S.A.B. de C.V. Series A	252,400	1,055,688
#	Organizacion Soriana S.A. de C.V. Series B	212,300	1,339,487
	Telefonos de Mexico S.A. de C.V.	105,800	138,612
	Telefonos de Mexico S.A. de C.V. ADR	225,025	5,873,153
*	TV Azteca S.A. de C.V. ADR	5,000	43,500
	TV Azteca S.A. de C.V. Series A	1,121,900	743,602
*	Verzatec S.A. de C.V.	35,000	18,004
	Vitro S.A. de C.V.	177,764	228,849
#	Wal-Mart de Mexico S.A. de C.V. Series V	811,943	3,038,244

TOTAL — MEXICO			79,166,147

PHILIPPINES — (0.9%)
COMMON STOCKS — (0.9%)
	Aboitiz Equity Ventures, Inc.	1,601,000	195,251
	Ayala Corp. Series A	60,680	614,053
	Ayala Land, Inc.	1,621,300	482,273
*	Banco de Oro Universal Bank	154,000	136,792
	Bank of the Philippine Islands	776,416	977,455
*	Belle Corp.	4,248,000	100,409
*	Benpres Holdings Corp.	2,650,000	93,100
*	Digital Telecommunications (Philippines), Inc.	3,170,000	109,508
	DMCI Holdings, Inc.	753,000	78,334
*	EEI Corp.	288,000	17,860
*	Empire East Land Holdings, Inc.	1,700,000	18,189
*	Equitable PCI Bank, Inc.	130,200	207,417
*	Filinvest Development Corp.	863,000	56,365
*	Filinvest Land, Inc.	5,471,750	180,702
	First Philippines Holdings Corp.	330,800	352,848
	International Container Terminal Services, Inc.	701,800	280,795
	Jollibee Food Corp.	309,915	252,122
*	Lepanto Consolidated Mining Co. Series B	7,650,000	43,575
	Megaworld Properties & Holdings, Inc.	8,489,000	378,648
	Metro Bank and Trust Co.	578,000	576,071
*	Metro Pacific Corp. Series A	225,000	10,271
	Petron Corp.	2,538,000	206,779
	Philex Mining Corp.	474,000	41,147
	Philippine Long Distance Telephone Co.	9,640	486,449
	Philippine Long Distance Telephone Co. ADR	14,800	726,828

17

		Shares	Value††

*	Pilipino Telephone Corp.	2,194,000	$268,406
	Robinson’s Land Corp. Series B	170,500	55,364
	Semirara Mining Corp.	102,100	43,576
	SM Prime Holdings, Inc.	2,006,000	399,833
	Soriano (A.) Corp.	818,000	46,523
	Universal Robina Corp.	1,044,500	412,304

TOTAL — PHILIPPINES			7,849,247

POLAND — (3.4%)
COMMON STOCKS — (3.4%)
	Agora SA	18,340	217,086
*	Amica Wronki SA	6,831	78,343
*	Apator SA	17,883	155,191
	Bank Millennium SA	399,224	1,073,390
	Bank Pekao SA	25,980	1,915,754
	Bank Przemyslowo Handlowy BPH SA	5,987	1,856,305
	Bank Zackodni WBK SA	11,242	842,679
*	Bioton SA	674,787	667,415
*	Boryszew SA	3,197	29,437
*	Budimex SA	9,329	230,861
*	CCC SA	10,006	172,828
*	Cersanit SA	42,536	609,047
	Computerland SA	6,379	219,008
	Debica SA	6,060	138,428
*	Echo Investment SA	36,783	1,133,066
	Elektrobudowa SA	2,716	102,679
*	Elstar Oils SA	13,320	79,545
*	Eurocash SA	51,154	141,825
	Fabryki Mebli Forte SA	9,357	39,790
*	Farmacol SA	11,064	162,826
*	Firma Chemiczna Dwory SA	4,646	136,947
*	Getin Holdings SA	146,083	617,181
	Grupa Kety SA	12,957	862,150
*	Grupa Lotos SA	72,607	1,160,136
*	Impexmetal SA	6,997	457,941
*	Koelner SA	8,603	176,230
	Kredyt Bank SA	54,249	414,368
*	Lentex SA	5,235	85,669
*	Lentex SA Issue 06	5,235	85,392
*	LPP SA	414	117,391
*	MNI SA	10,846	23,087
	Mondi Packaging Paper Swiecie SA	11,034	393,366
*	Mostostal Export SA	77,841	82,115
	Mostostal Siedlce SA	6,694	349,035
*	Mostostal Warszawa SA	6,264	84,678
	Netia Holdings SA	215,828	368,370
*	Opoczno SA	8,240	126,085
	Orbis SA	41,270	793,350
*	PBG SA	4,455	411,717
*	Pfleiderer Grajewo SA	26,636	519,577
*	Polmos Bialystok SA	1,691	56,274
	Polska Grupa Farmaceutyczna SA	8,509	249,859
*	Polski Koncern Miesny Duda SA	31,980	321,992

18

		Shares	Value††

	Polski Koncern Naftowy Orlen SA	326,842	$5,895,951
*	Praterm SA	2,627	42,869
	Prokom Software SA	15,256	686,097
	Prosper SA	5,168	32,431
*	Provimi-Rolimpex SA	12,062	96,207
*	Raciborska Fabryka Kotlow SA	15,272	213,226
*	Sniezka SA	3,096	42,340
	Softbank SA	17,354	297,183
*	Stalexport SA	127,402	167,888
	Ster-Projekt SA	22,805	56,830
	Telekomunikacja Polska SA	304,030	2,365,138
*	TVN SA	10,815	462,256
*	Vistula SA	2,589	80,583
	Zaklad Przetworstwa Hutniczego Stalprodukt SA	2,786	570,735
	Zaklady Tluszcowe Kruszwica SA	5,218	126,943
TOTAL COMMON STOCKS			28,895,090

RIGHTS/WARRANTS — (0.0%)
*	MNI SA Rights 09/29/06	10,846	57,931

TOTAL — POLAND			28,953,021

SOUTH AFRICA — (12.0%)
COMMON STOCKS — (12.0%)
	ABSA Group, Ltd.	169,393	2,663,355
	Adcorp Holdings, Ltd.	28,255	108,562
	Advtech, Ltd.	228,389	95,641
	Aeci, Ltd.	104,398	958,342
	Afgri, Ltd.	271,006	272,678
	African Oxygen, Ltd.	75,204	322,617
*	African Rainbow Minerals, Ltd.	60,537	642,730
	AG Industries, Ltd.	115,876	70,411
	Alexander Forbes, Ltd.	216,345	463,114
	Allied Electronics Corp., Ltd.	33,124	151,629
	Allied Technologies, Ltd.	51,771	421,204
*	Amalgamated Appliance Holdings, Ltd.	95,258	78,974
	Anglo American Platinum Corp., Ltd.	11,797	1,366,235
	AngloGold Ashanti, Ltd.	5,614	270,039
	AngloGold Ashanti, Ltd. Sponsored ADR	47,147	2,273,428
	Argent Industrial, Ltd.	49,854	109,921
	Aspen Pharmacare Holdings, Ltd.	64,564	304,045
*	AST Group, Ltd.	345,273	34,260
	Astral Foods, Ltd.	20,695	302,834
	Aveng, Ltd.	301,717	1,379,127
	AVI, Ltd.	184,073	482,615
	Barloworld, Ltd.	113,661	2,339,528
*	Bell Equipment, Ltd.	53,078	180,971
	Bidvest Group, Ltd.	125,003	2,228,998
	Brandcorp Holdings, Ltd.	23,752	33,720
	Bytes Technology Group, Ltd.	100,181	177,366
	Capitec Bank Holdings, Ltd.	23,774	100,934
	Cashbuild, Ltd.	10,970	69,660
	Caxton & CTP Publishers & Printers, Ltd.	229,285	516,983

19

		Shares	Value††

	Ceramic Industries, Ltd.	9,393	$187,044
	City Lodge Hotels, Ltd.	19,791	173,312
	Datacentrix Holdings, Ltd.	30,023	13,605
	Datatec, Ltd.	121,982	507,882
	Delta Electrical Industries, Ltd.	28,740	90,387
*	Dimension Data Holdings PLC	662,573	582,423
	Discovery Holdings, Ltd.	268,130	935,350
	Distell Group, Ltd.	63,221	353,210
	Distribution & Warehousing Network, Ltd.	66,542	102,857
	Dorbyl, Ltd.	16,666	29,944
*	Durban Roodeport Deep, Ltd.	121,292	140,909
	Edgars Consolidated Stores, Ltd.	155,574	813,384
	Ellerine Holdings, Ltd.	96,169	987,609
	Enviroserv Holdings, Ltd.	91,049	87,622
	Famous Brands, Ltd.	40,571	72,995
	FirstRand, Ltd.	1,016,981	2,805,403
	Foschini, Ltd.	74,181	585,465
	Gold Fields, Ltd.	43,089	813,327
	Gold Fields, Ltd. Sponsored ADR	129,400	2,475,422
	Gold Reef Resorts, Ltd.	127,868	339,350
	Grindrod, Ltd.	248,751	513,946
	Group Five, Ltd.	41,627	235,307
*	Harmony Gold Mining Co., Ltd.	160,475	2,718,652
*	Harmony Gold Mining Co., Ltd. ADR	59,200	1,004,032
	Highveld Steel & Vanadilum Corp., Ltd.	10,726	103,868
	Hudaco Industries, Ltd.	18,131	136,646
	Iliad Africa, Ltd.	71,845	129,264
	Illovo Sugar, Ltd.	180,665	459,942
	Impala Platinum Holdings, Ltd.	125,424	3,170,581
	Imperial Holdings, Ltd.	112,077	2,309,191
	Investec, Ltd.	131,136	1,512,100
	JD Group, Ltd.	81,573	902,729
	Johnic Communications, Ltd.	79,304	846,120
*	Kumba Iron Ore, Ltd.	21,558	344,585
	Kumba Resources, Ltd.	21,558	166,363
*	Lewis Group, Ltd.	72,740	596,908
	Liberty Group, Ltd.	81,783	885,888
	Massmart Holdings, Ltd.	66,910	611,459
	Medi-Clinic Corp., Ltd.	175,173	589,156
*	Merafe Resources, Ltd.	1,346,541	146,613
	Metair Investment, Ltd.	2,436	94,514
*	Metorex, Ltd.	115,770	231,276
	Metropolitan Holdings, Ltd.	504,243	968,587
	Mittal Steel South Africa, Ltd.	128,543	1,639,886
	Mr. Price Group, Ltd.	81,127	264,988
	MTN Group, Ltd.	424,971	4,345,238
	Murray & Roberts Holdings, Ltd.	211,386	1,150,392
	Mustek, Ltd.	68,947	88,957
	Mvelaphanda Group, Ltd.	236,551	313,364
	Nampak, Ltd.	440,916	1,291,037
	Naspers, Ltd. Series N	140,312	2,861,143
	Nedbank Group, Ltd.	133,255	2,330,915
	Network Healthcare Holdings, Ltd.	571,146	1,050,644
	New Clicks Holdings, Ltd.	218,577	328,045

20

		Shares	Value††

	Northam Platinum, Ltd.	96,729	$569,511
	Nu-World Holdings, Ltd.	5,222	24,448
	Oceana Group, Ltd.	69,758	160,339
	Omnia Holdings, Ltd.	25,876	207,764
*	Palabora Mining Co., Ltd.	10,120	72,167
*	Peregrine Holdings, Ltd.	120,868	189,731
	Pick’n Pay Stores, Ltd.	63,514	283,658
	Pretoria Portland Cement Co., Ltd.	4,764	251,792
	Primedia, Ltd. N Shares	88,909	235,785
	PSG Group, Ltd.	75,576	257,933
	Rainbow Chicken, Ltd.	149,460	260,284
	Reunert, Ltd.	60,982	678,775
	Sanlam, Ltd.	1,514,897	3,768,781
	Santam, Ltd.	52,461	622,343
	Sappi, Ltd.	100,545	1,621,269
*	Sappi, Ltd. ADR	126,000	2,032,380
	Sasol, Ltd.	1,232	43,304
	Sasol, Ltd. Sponsored ADR	221,100	7,793,775
	Shoprite Holdings, Ltd.	204,360	727,396
	Spur Corp., Ltd.	53,011	71,815
	Standard Bank Group, Ltd.	470,989	5,790,332
	Steinhoff International Holdings, Ltd.	587,055	1,802,650
	Sun International, Ltd.	75,362	1,226,146
	Super Group, Ltd.	227,885	398,011
	Telkom South Africa, Ltd.	105,798	1,989,230
	Telkom South Africa, Ltd. Sponsored ADR	9,000	687,060
	The Spar Group, Ltd.	58,419	342,067
	Tiger Brands, Ltd.	47,996	1,041,244
	Tiger Wheels, Ltd.	35,605	136,999
	Tongaat-Hulett Group, Ltd.	70,039	953,653
	Tourism Investment Corp., Ltd.	395,790	126,908
	Trans Hex Group, Ltd.	20,767	32,497
	Trencor, Ltd.	66,189	276,831
	Truworths International, Ltd.	265,188	1,105,696
	UCS Group, Ltd.	85,503	34,655
	Unitrans, Ltd.	5,142	33,170
	Value Group, Ltd.	95,008	38,413
*	Western Areas, Ltd.	61,267	392,116
	Wilson Bayly Holme-Ovcon, Ltd.	31,054	316,605
	Woolworths Holdings, Ltd.	398,064	925,412

TOTAL — SOUTH AFRICA			102,382,702

SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
	Aekyung Petrochemical Co., Ltd.	1,700	36,693
	Amorepacific Corp.	550	79,978
*	Amorepacific Corp.	409	222,247
	Asia Cement Manufacturing Co., Ltd.	1,740	76,052
*	Asia Paper Manufacturing Co., Ltd.	3,740	47,012
#	Bing Grae Co., Ltd.	2,440	109,557
*	Bohae Brewery Co., Ltd.	1,190	30,666
*	Bong Shin Co., Ltd.	20,350	28,742
	Boo Kook Securities Co., Ltd.	1,910	33,417

21

		Shares	Value††

*	Boryung Pharmaceutical Co., Ltd.	650	$27,590
	Bu Kwang Pharmaceutical Co., Ltd.	2,290	47,660
	BYC Co., Ltd.	190	31,620
*	Byuck San Corp.	2,700	38,422
	Byuck San Engineering and Construction Co., Ltd.	10,240	103,378
	Capro Corp.	7,870	19,078
	Cheil Communications, Inc.	990	239,327
	Cheil Industrial, Inc.	15,690	688,331
	Choil Aluminum Manufacturing Co., Ltd.	3,320	37,491
	Chong Kun Dang Pharmaceutical Corp.	1,891	72,210
	Choongwae Pharmaceutical Corp.	1,614	81,990
	Chosun Refractories Co., Ltd.	750	41,140
*	CJ CGV Co., Ltd.	6,000	146,536
	CJ Corp.	5,849	668,462
*	Crown Confectionery Co., Ltd.	470	66,083
	D.I Corp.	13,030	37,986
	Dae Chang Industrial Co.	3,710	34,864
	Dae Dong Industrial Co., Ltd.	2,250	31,041
*	Dae Hyun Co., Ltd.	27,280	32,648
*	Dae Sang Corp.	4,380	64,338
	Dae Won Kang Up Co., Ltd.	2,560	49,719
	Daeduck Electronics Co., Ltd.	12,980	112,908
	Daeduck Industries Co., Ltd.	6,900	71,057
	Daegu Bank Co., Ltd.	31,000	511,944
	Daehan City Gas Co., Ltd.	2,420	69,264
	Daehan Fire & Marine Insurance Co, Ltd.	19,730	37,057
	Daehan Flour Mills Co., Ltd.	520	121,320
	Daehan Synthetic Fiber Co., Ltd.	520	75,228
	Daekyo Co., Ltd.	2,430	240,598
#	Daelim Industrial Co., Ltd.	11,390	983,959
	Daelim Trading Co., Ltd.	4,540	27,007
*	Daerim Corp.	1,660	42,422
*	Daesang Farmsco	15,810	36,437
	Daesung Industrial Co., Ltd.	1,500	138,595
	Daewoo Engineering & Construction Co., Ltd.	24,740	557,648
#	Daewoo International Corp.	7,950	358,257
	Daewoo Motor Sales Corp.	9,170	288,487
#	Daewoo Securities Co., Ltd.	36,650	719,878
	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	16,600	527,112
	Daewoong Co., Ltd.	1,280	29,842
	Daewoong Pharmaceutical Co., Ltd.	2,080	130,773
	Dahaam E-Tec Co., Ltd.	1,420	43,356
#	Daishin Securities Co., Ltd.	20,160	521,697
*	Daou Technology, Inc.	12,880	91,115
	DC Chemical Co., Ltd.	5,950	286,053
	Dong Ah Tire Industrial Co., Ltd.	5,410	32,223
	Dong Bu Insurance Co., Ltd.	11,170	292,478
	Dong Wha Pharmaceutical Industries Co.	1,310	39,637
	Dong Yang Department Store Co., Ltd.	2,210	43,574
#	Dong-A Pharmaceutical Co., Ltd.	2,285	203,582
*	Dongbang Agro Co., Ltd.	8,450	37,245
*	Dongbang Transport Logistics Co., Ltd.	1,680	35,278
	Dongbu Corp.	5,030	102,536
	Dongbu Hannong Chemical Co., Ltd.	3,760	87,257

22

		Shares	Value††

	Dongbu Securities Co., Ltd.	5,323	$77,343
	Dongbu Steel Co., Ltd.	9,340	95,058
*	DongbuElectronics Co., Ltd.	45,359	110,548
	Dong-Il Corp.	490	41,760
	Dongkuk Steel Mill Co., Ltd.	18,330	453,088
	Dongsu Industrial Co., Ltd.	1,020	21,178
	Dongwon F&B Co., Ltd.	630	41,668
	Dongwon Industries Co., Ltd.	1,200	49,955
	Dongwon Systems Corp.	31,990	69,937
	Dongyang Engineering & Construction Corp.	1,070	47,554
#	Dongyang Mechatronics Corp.	5,020	22,644
*	Doosan Corp.	3,400	188,925
#	Doosan Heavy Industries & Construction Co., Ltd.	15,890	659,856
* #	Doosan Industrial Development Co., Ltd.	17,280	238,034
	Doosan Infracore Co., Ltd.	10,730	230,395
	DPI Co., Ltd.	1,541	15,424
*	Ducsung Co., Ltd.	5,510	23,292
#	E1 Corp.	1,700	78,059
*	Eagon Industrial Co., Ltd.	2,210	37,012
*	En Paper Manufacturing Co., Ltd.	6,220	31,046
*	e-Starco Co., Ltd.	25,580	31,230
	F&F Co., Ltd.	6,240	32,032
*	First Fire & Marine Insurance Co., Ltd.	4,920	20,877
*	Firstech Co., Ltd.	19,570	27,307
	FNC Kolon Corp.	2,500	49,686
	Fursys, Inc.	3,230	91,267
	Gaon Cable Co., Ltd.	1,270	37,122
	GIIR, Inc.	1,830	30,156
	Global & Yuasa Battery Co., Ltd.	5,630	45,212
	Green Cross Corp.	1,010	73,803
*	Green Fire Marine Insurance Co., Ltd.	3,560	19,521
	GS Engineering & Construction Corp.	8,830	824,069
	GS Holdings Corp.	26,000	855,616
	Gwangju Shinsegae Co., Ltd.	520	88,491
#	Halla Climate Control Corp.	21,290	270,047
	Halla Engineering & Construction Corp.	1,940	56,047
*	Han All Pharmaceutical Co., Ltd.	15,710	32,541
	Han Kuk Carbon Co., Ltd.	6,400	59,384
	Han Wha Corp.	15,910	614,680
	Han Yang Securities Co., Ltd.	4,430	59,393
	Hana Financial Group, Inc.	30,634	1,561,082
	Handok Pharmaceuticals Co., Ltd.	2,270	35,225
	Handsome Corp.	9,740	181,650
	Hanil Cement Manufacturing Co., Ltd.	1,580	145,830
*	Hanil Construction Co., Ltd.	2,570	48,659
	Hanil E-Wha Co., Ltd.	14,390	40,554
	Hanjin Heavy Industry Co., Ltd.	18,220	636,143
	Hanjin Shipping Co., Ltd.	20,180	610,089
#	Hanjin Transportation Co., Ltd.	3,000	106,820
	Hankook Shell Oil Co., Ltd.	470	32,280
	Hankook Tire Manufacturing Co., Ltd.	38,510	624,384
	Hankuk Electric Glass Co., Ltd.	1,890	46,493
	Hankuk Glass Industries, Inc.	2,290	103,643
	Hankuk Paper Manufacturing Co., Ltd.	1,760	59,384

23

		Shares	Value††

	Hanmi Capital Co., Ltd.	4,820	$48,300
#	Hanmi Pharm Co., Ltd.	1,310	185,603
	Hansae Co., Ltd.	16,030	56,675
	Hansol Chemical Co., Ltd.	5,000	45,266
	Hansol CSN Co., Ltd.	13,630	60,660
	Hansol LCD, Inc.	1,270	81,423
	Hansol Paper Co., Ltd.	10,770	177,453
	Hanssem Co., Ltd.	5,440	48,701
	Hanwha Chemical Corp.	28,180	353,472
	Hanwha Securities Co., Ltd.	9,850	114,389
	Hite Brewery Co., Ltd.	2,680	330,939
	Honam Petrochemical Corp.	6,169	420,481
	Hotel Shilla, Ltd.	11,720	192,422
	HS R&A Co., Ltd.	2,540	38,165
	Huchems Fine Chemical Corp.	5,680	55,982
*	Huneed Technologies Co., Ltd.	37,780	46,443
*	HungKuk Ssangyong Fire & Marine Insurance Co., Ltd.	5,490	31,951
	Husteel Co., Ltd.	2,840	48,183
	Hwa Sung Industrial Co.	4,820	95,304
	Hwashin Co., Ltd.	12,790	34,425
*	Hynix Semiconductor, Inc.	28,240	1,071,192
*	Hyosung Motors & Machinery, Inc.	31,290	25,333
*	Hyosung T & C Co., Ltd.	8,630	238,903
* #	Hyundai Auton Co., Ltd.	17,310	186,677
	Hyundai Cement Co., Ltd.	2,340	84,019
*	Hyundai Corp.	4,310	101,000
	Hyundai Department Store Co., Ltd.	4,290	381,965
#	Hyundai Department Store H & S Co., Ltd.	1,490	116,421
	Hyundai Development Co.	15,850	981,491
#	Hyundai Elevator Co., Ltd.	1,850	138,859
	Hyundai Heavy Industries Co., Ltd.	8,150	1,181,031
#	Hyundai Hysco	24,990	262,155
#	Hyundai Marine & Fire Insurance Co., Ltd.	23,890	315,467
#	Hyundai Merchant Marine Co., Ltd.	26,331	621,461
	Hyundai Mipo Dockyard Co., Ltd.	2,100	311,177
	Hyundai Mobis	6,500	603,457
	Hyundai Motor Co., Ltd.	31,130	2,354,197
	Hyundai Pharmaceutical Ind. Co., Ltd.	1,230	33,210
#	Hyundai Securities Co., Ltd.	54,030	788,415
	Hyundai Steel Co.	18,740	697,336
	Il Dong Pharmaceutical Co., Ltd.	1,580	79,834
*	Il Yang Pharmaceutical Co., Ltd.	2,070	49,029
	Iljin Diamond Co., Ltd.	2,000	32,926
	Iljin Electric, Ltd.	16,140	60,670
	Ilsung Pharmaceutical Co., Ltd.	800	64,717
*	InziControls Co., Ltd.	4,010	32,320
	ISU Chemical Co., Ltd.	3,470	35,136
	Isupetasys Co., Ltd.	14,910	28,512
	Jahwa Electronics Co., Ltd.	8,280	81,894
	Jeil Mutual Savings Bank	3,200	42,979
	Jeil Pharmaceutical Co.	3,800	25,186
	Jeonbuk Bank, Ltd.	8,594	87,632
*	Jindo Corp.	8,840	33,242
	Jinheung Mutual Savings Bank Co., Ltd.	5,480	33,822

24

		Shares	Value††

	Joongang Construction Co., Ltd.	2,430	$49,072
	K.C. Tech Co., Ltd.	10,990	46,466
	Kangwon Land, Inc.	20,080	421,701
	KCC Corp.	2,100	666,474
	Keang Nam Enterprises Co., Ltd.	2,890	56,634
*	KEC Corp.	16,042	20,196
	KEC Holdings Co., Ltd.	5,347	10,046
	Keyang Electric Machinery Co., Ltd.	15,560	36,208
	KG Chemical Corp.	4,650	41,267
#	Kia Motors Corp.	80,680	1,219,792
	KISWIRE, Ltd.	2,690	78,455
	Kodenshi Korea Corp.	11,990	40,990
	Kolon Chemical Co., Ltd.	3,020	42,179
*	Kolon Engineering & Construction Co., Ltd.	5,450	113,590
*	Kolon Industries, Inc.	4,470	71,467
	Kookmin Bank	11,530	900,247
	Kookmin Bank Sponsored ADR	32,740	2,561,905
*	Korea Automotive Systems Co., Ltd.	1,780	47,785
	Korea Cast Iron Pipe Co., Ltd.	9,870	43,043
#	Korea Circuit Co.	3,970	18,195
	Korea Development Co., Ltd.	3,680	94,516
	Korea Development Leasing Corp.	1,040	53,819
	Korea Electric Power Corp.	27,510	1,150,333
*	Korea Electric Power Corp. Sponsored ADR	16,500	354,585
	Korea Electric Terminal Co., Ltd.	1,810	42,896
*	Korea Exchange Bank	34,920	510,820
*	Korea Fine Chemical Co., Ltd.	1,280	20,149
	Korea Flange Co., Ltd.	2,740	33,666
	Korea Gas Corp.	6,390	300,396
	Korea Investment Holdings Co., Ltd.	14,830	761,132
	Korea Iron & Steel Co., Ltd.	2,600	123,485
	Korea Kolmar Co., Ltd.	6,410	30,170
	Korea Komho Petrochemical Co., Ltd.	5,190	171,681
	Korea Line Corp.	2,410	116,940
	Korea Mutual Savings Bank	2,080	38,564
	Korea Petrochemical Industry Co., Ltd.	1,720	90,106
	Korea Polyol Co., Ltd.	1,043	49,555
#	Korea Reinsurance Co., Ltd.	22,949	267,531
#	Korea Zinc Co., Ltd.	2,590	275,249
	Korean Air Co., Ltd.	15,940	589,416
	Korean Air Terminal Service Co., Ltd.	1,600	55,626
*	Korean French Banking Corp.	23,410	40,262
*	KP Chemical Corp.	17,680	81,374
*	KPC Holdings Corp.	1,163	39,920
	KT Corp.	19,320	990,842
	KT Freetel, Ltd.	34,000	1,137,559
	KT&G Corp.	13,720	899,067
*	KTB Network, Ltd.	9,920	56,642
	Kukdo Chemical Co., Ltd.	2,150	54,011
	Kumho Electronics Co., Ltd.	1,487	63,510
#	Kumho Industrial Co., Ltd.	12,460	337,543
	Kumho Investment Bank	3,100	20,588
	Kunsul Chemical Industrial Co., Ltd.	1,950	35,233
	Kwang Dong Pharmaceutical Co., Ltd.	18,500	62,240

25

		Shares	Value††

	Kyeryong Construction Industrial Co., Ltd.	2,420	$99,509
	Kyobo Securities Co., Ltd.	7,780	87,166
*	Kyungbang Co., Ltd.	350	49,900
*	Kyungnam Energy Co., Ltd.	8,290	24,162
* #	LG Card Co., Ltd.	9,180	595,394
	LG Chemical, Ltd.	19,670	906,275
#	LG Corp.	37,630	1,255,567
	LG Dacom Corp.	13,780	316,577
	LG Electronics, Inc.	33,500	2,001,018
	LG Household & Healthcare Co., Ltd.	2,460	272,633
	LG International Corp.	20,400	471,943
* #	LG Life Sciences, Ltd.	2,700	144,159
	LG Petrochemical Co., Ltd.	13,370	347,105
*	LG Phillips LCD Co., Ltd.	25,000	777,532
#	LIG Non-Life Insurance Co., Ltd.	14,700	227,992
	Lotte Chilsung Beverage Co., Ltd.	260	319,922
	Lotte Confectionary Co., Ltd.	339	419,248
* #	Lotte Midopa Co., Ltd.	11,160	215,821
	Lotte Sam Kang Co., Ltd.	260	49,193
	LS Cable, Ltd.	9,340	396,450
#	LS Industrial Systems Co., Ltd.	4,680	162,697
	Meritz Fire Marine Insurance Co., Ltd.	2,800	20,030
	Meritz Securities Co., Ltd.	10,350	95,523
	Miwon Commercial Co., Ltd.	1,060	32,494
	Moorim Paper Co., Ltd.	6,190	65,705
	Motonic Corp.	590	28,898
	Namhae Chemical Corp.	15,890	49,353
* #	Namkwang Engineering & Construction Co., Ltd.	5,990	39,559
	Namyang Dairy Products Co., Ltd.	220	191,540
*	Nasan Co., Ltd.	2,220	39,810
* #	NCsoft Corp.	3,940	247,436
*	Nexen Corp.	1,550	35,474
	NH Investment & Securities Co., Ltd.	9,570	133,503
#	Nong Shim Co., Ltd.	1,200	352,763
	Nong Shim Holdings Co., Ltd.	920	86,984
*	Noroo Paint Co., Ltd.	3,854	17,831
*	Orientbio, Inc.	15,820	41,719
	ORION Corp.	850	244,754
	Ottogi Corp.	1,220	135,162
	Pang Rim Co., Ltd.	340	6,855
* #	Pantech & Curitel Communications, Inc.	29,550	30,037
* #	Pantech Co., Ltd.	26,260	60,101
	Pohang Coated Steel Co., Ltd.	600	11,600
	Poong Lim Industrial Co., Ltd.	3,990	43,647
	Poong San Corp.	7,800	204,643
	POSCO	4,270	1,342,606
	POSCO Sponsored ADR	47,540	3,749,004
*	Prime Entertainment Co., Ltd.	7,140	12,485
	Pulmuone Co., Ltd.	1,810	62,197
	Pum Yang Construction Co., Ltd.	3,390	48,671
	Pusan Bank	42,520	524,893
	Pusan City Gas Co., Ltd.	2,920	69,030
*	Pyung Hwa Holdings Co., Ltd.	5,365	17,001
	Pyung Hwa Industrial Co., Ltd.	2,682	13,548

26

		Shares	Value††

*	RNL BIO Co., Ltd.	2,659	$13,154
	S&T Corp.	1,980	57,214
	S&T Daewoo Co., Ltd.	3,680	98,698
	S&T Dynamics Co., Ltd.	8,916	62,569
	S1 Corp.	3,660	157,588
*	Saehan Industries, Inc.	6,830	37,382
*	Saehan Media Corp.	21,660	43,092
* #	Sam Jin Pharmaceutical Co., Ltd.	580	33,701
*	Sam Kwang Glass Industrial Co., Ltd.	2,130	41,683
	Sambu Construction Co., Ltd.	1,260	45,567
	Samchully Co., Ltd.	1,200	154,655
*	Samho International Co., Ltd.	4,837	79,315
	Samhwa Crown and Closure Co., Ltd.	1,770	28,981
	Samhwa Paints Industrial Co., Ltd.	9,710	36,875
	Samsung Climate Control Co., Ltd.	4,190	35,864
	Samsung Corp.	55,800	1,973,135
* #	Samsung Electro-Mechanics Co., Ltd.	20,360	916,968
	Samsung Electronics Co., Ltd.	15,620	10,705,561
	Samsung Engineering Co., Ltd.	5,550	258,678
#	Samsung Fine Chemicals Co., Ltd.	5,920	149,389
	Samsung Fire and Marine Insurance, Ltd.	6,860	1,098,243
	Samsung Heavy Industries Co., Ltd.	42,820	1,078,470
#	Samsung SDI Co., Ltd.	14,971	1,066,701
	Samsung Securities Co., Ltd.	17,180	975,738
	Samsung Techwin Co., Ltd.	8,460	328,635
	Samwhan Corp.	3,010	81,867
	Samyang Corp.	2,240	148,558
*	Samyang Foods Co., Ltd.	1,990	44,699
	Samyang Genex Co., Ltd.	1,020	96,519
	Samyang Tongsang Co., Ltd.	720	19,840
	Samyoung Electronics Co., Ltd.	6,570	73,774
*	SC Engineering Co., Ltd.	3,275	7,758
	Seah Holdings Corp.	980	94,069
	Seah Steel Corp.	910	35,711
	Sebang Co., Ltd.	5,060	48,593
	Sejong Industrial Co., Ltd.	6,520	31,221
	Sempio Foods Co.	2,280	59,003
	Seoul City Gas Co., Ltd.	1,090	74,994
	Seoul Securities Co., Ltd.	58,020	98,786
*	Serim Paper Manufacturing Co., Ltd.	4,750	92,330
*	Seshin Co., Ltd.	9,780	4,768
*	Sewon Cellontech Co., Ltd.	10,964	52,381
*	Shin Dong-Ah Fire & Marine Insurance Co.	4,780	27,469
	Shin Heung Securities Co., Ltd.	3,960	44,843
*	Shin Won Corp.	1,350	25,258
	Shin Young Securities Co., Ltd.	1,250	51,446
*	Shinhan Engineering & Construction Co., Ltd.	8,930	41,166
	Shinhan Financial Group Co., Ltd.	32,360	1,583,536
	Shinhan Financial Group Co., Ltd. ADR	7,210	708,383
	Shinpoong Pharmaceutical Co., Ltd.	1,300	34,141
	Shinsegae Co., Ltd.	1,739	1,115,801
	Shinsegae Engineering & Construction Co., Ltd.	870	35,644
	Shinsung Engineering Co., Ltd.	6,720	26,039
	Sindo Ricoh Co., Ltd.	2,340	144,437

27

		Shares	Value††

*	SJM Co., Ltd.	7,780	$34,616
	SK Chemicals Co., Ltd.	7,184	339,828
	SK Corp., Ltd.	38,912	2,860,979
	SK Gas Co., Ltd.	1,700	88,644
* #	SK Networks Co., Ltd.	17,390	560,488
	SK Telecom Co., Ltd.	3,590	837,160
	SK Telecom Co., Ltd. ADR	17,500	453,775
	SKC Co., Ltd.	10,040	264,858
	SL Corp.	3,300	25,065
	S-Oil Corp.	5,680	416,310
	Solomon Mutual Savings Bank	2,980	62,836
*	Ssangyong Cement Industry Co., Ltd.	24,357	361,551
*	Ssangyong Corp.	948	16,346
* #	Ssangyong Motor Co.	28,720	160,107
#	STX Corp.	8,080	136,444
	STX Engine Co., Ltd.	6,000	157,695
#	STX Shipbuilding Co., Ltd.	13,986	219,521
*	Sudo Pharmaceutical Industry Co., Ltd.	12,580	27,459
	Suheung Capsule Co., Ltd.	2,500	16,371
*	Sung Bo Chemicals Co., Ltd.	1,020	39,294
	Sung Chang Enterprise Co., Ltd.	2,780	48,349
	Sung Shin Cement Co., Ltd.	2,710	42,335
*	Sungjee Construction Co., Ltd.	2,570	44,600
*	Sungwon Corp.	8,110	57,062
	Sunkyong Securities Co., Ltd.	71,320	109,609
	Tae Kwang Industrial Co., Ltd.	160	127,704
	Tae Kyung Industrial Co., Ltd.	10,960	33,003
#	Tae Young Corp.	2,600	202,302
	Taegu Department Store Co., Ltd.	1,910	38,156
#	Tai Han Electric Wire Co., Ltd.	14,670	400,287
*	Telcoware Co., Ltd.	2,000	26,421
* #	Tong Yang Investment Bank	27,790	342,184
*	Tong Yang Major Corp.	10,900	88,920
*	TRYBRANDS, Inc.	5,000	28,202
	TS Corp.	1,070	46,787
*	Uni Chem Co., Ltd.	21,050	29,707
*	Unid Co., Ltd.	2,000	47,907
	Union Steel Manufacturing Co., Ltd.	2,780	80,351
*	VGX International, Inc.	4,574	23,824
* #	Whanin Pharmaceutical Co., Ltd.	3,640	68,095
	Woongjin Coway Co., Ltd.	8,060	220,658
	Woongjin.Com Co., Ltd.	6,040	123,160
#	Woori Investment & Securities Co., Ltd.	37,164	825,397
*	WooSung Feed Co., Ltd.	20,370	34,193
	YESCO Co., Ltd.	2,210	66,141
	Yoosung Enterprise Co., Ltd.	9,370	49,851
#	Youlchon Chemical Co., Ltd.	8,320	91,713
#	Youngone Corp.	13,910	70,615
	Youngpoong Corp.	400	107,631
#	Yuhan Corp.	2,402	464,252
	Yuhwa Securities Co., Ltd.	1,830	28,064
*	Yungjin Pharm Co., Ltd.	13,000	40,962
*	Yuyang Telecom Co., Ltd.	2,250	37,365
TOTAL COMMON STOCKS			101,987,798

28

		Shares	Value††

RIGHTS/WARRANTS — (0.0%)
*	Samjin Pharmaceutical Co., Ltd. Rights 12/19/06	67	$957

TOTAL — SOUTH KOREA			101,988,755

TAIWAN — (12.4%)
COMMON STOCKS — (12.4%)
*	A.G.V. Products Corp.	146,000	33,884
	Aaeon Technology, Inc.	14,420	14,826
	Ability Enterprise Co., Ltd.	117,439	88,872
	Acbel Polytech, Inc.	225,300	82,614
*	Accton Technology Corp.	275,000	182,066
	Acer, Inc.	856,037	1,845,305
*	Advanced Semiconductor Engineering, Inc.	522,663	598,264
	Advantech Co., Ltd.	52,019	160,464
	Altek Corp.	55,145	100,237
	Ampoc Far East Co., Ltd.	75,000	33,682
*	Amtran Technology Co., Ltd.	111,000	83,850
	Apex Biotechnology Corp.	39,000	50,598
*	Arima Communication Corp.	89,000	74,372
*	Arima Computer Corp.	422,000	93,058
	Arima Optoelectronics Corp.	39,595	41,379
	Asia Cement Corp.	765,918	758,648
	Asia Chemical Corp.	133,000	47,671
	Asia Polymer Corp.	131,000	54,882
*	Asia Vital Components Co., Ltd.	115,000	67,563
	Asustek Computer, Inc.	497,200	1,362,915
	Aten International Co., Ltd.	12,719	35,249
	AU Optronics Corp.	1,369,409	1,843,764
	Audix Co., Ltd.	48,027	61,767
	Aurora Corp.	52,000	31,016
	Avermedia Technologies, Inc.	60,100	72,682
	Avision, Inc.	95,909	65,528
	Bank of Kaohsiung Co., Ltd.	189,000	89,077
	Basso Industry Corp., Ltd.	59,427	75,685
*	Behavior Tech Computer Corp.	131,000	56,789
*	Benq Corp.	1,222,850	671,960
	Bes Engineering Corp.	687,000	169,161
*	Biostar Microtech International Corp.	74,880	38,839
	C Sun Manufacturing, Ltd.	54,000	38,275
*	Carnival Industrial Corp.	120,000	27,627
	Catcher Co., Ltd.	64,860	575,182
	Cathay Chemical Works, Inc.	98,000	34,369
	Cathay Financial Holdings Co., Ltd.	628,058	1,413,299
*	Cathay Real Estate Development Co., Ltd.	355,000	272,482
	Central Reinsurance Co., Ltd.	168,000	64,900
*	Chang Hwa Commercial Bank	1,694,000	1,152,031
*	Charoen Pokphand Enterprises Co., Ltd.	47,000	12,230
	Cheng Loong Corp.	563,000	218,850
	Cheng Shin Rubber Industry Co., Ltd.	209,623	222,020
	Cheng Uei Precision Industry Co., Ltd.	66,031	233,003
	Chenming Mold Industrial Corp.	90,000	37,855

29

		Shares	Value††

	Chi Mei Optoelectronic Corp.	1,582,950	$1,680,744
*	Chia Her Industrial Co., Ltd.	140,000	15,761
*	Chia Hsin Cement Corp.	341,000	234,939
	Chicony Electronics Co., Ltd.	89,250	138,838
*	Chien Shing Stainless Steel Co., Ltd.	115,000	40,268
	Chilisin Electronics Corp.	69,681	40,088
*	China Airlines	750,410	350,159
	China Chemical & Pharmaceutical Co.	120,000	42,106
	China Development Financial Holding Corp.	4,037,690	1,797,512
	China Ecotek Corp.	60,000	40,569
	China Electric Manufacturing Co., Ltd.	155,220	81,067
*	China General Plastics Corp.	141,000	37,565
	China Glaze Co., Ltd.	108,000	34,053
	China Hi-Ment Corp.	46,350	38,921
*	China Life Insurance Co., Ltd.	272,000	148,955
*	China Man-Made Fiber Co., Ltd.	480,662	106,178
	China Metal Products Co., Ltd.	53,975	123,026
	China Motor Co., Ltd.	320,001	292,630
*	China Petrochemical Development Corp.	990,000	287,680
	China Steel Chemical Corp.	49,840	78,449
	China Steel Corp.	1,922,994	1,944,702
	China Steel Structure Co., Ltd.	67,000	31,540
	China Synthetic Rubber Corp.	166,000	196,285
*	China United Trust & Investment Corp.	50,053	8,062
*	China Wire & Cable Co., Ltd.	203,000	39,437
	Chinatrust Financial Holdings Co., Ltd.	2,378,243	2,029,454
	Chinese Maritime Transport, Ltd.	61,600	71,891
	Ching Feng Home Fashions Industries Co., Ltd.	135,000	33,424
	Chin-Poon Industrial Co., Ltd.	112,000	72,899
	Chroma Ate, Inc.	89,164	102,099
	Chun Yu Works & Co., Ltd.	130,000	41,217
	Chun Yuan Steel Industrial Co., Ltd.	212,100	90,439
	Chung Hsin Electric & Machinery Co., Ltd.	199,000	120,715
	Chung Hwa Pulp Corp.	306,000	164,351
*	Chungwa Picture Tubes Co., Ltd.	3,347,604	712,806
*	Clevo Co.	238,000	185,353
*	CMC Magnetics Corp.	1,618,000	549,484
	Collins Co., Ltd.	97,000	30,293
	Compal Communications, Inc.	42,900	153,179
	Compal Electronics, Inc.	1,510,468	1,388,581
*	Compeq Manufacturing Co., Ltd.	591,000	281,254
	Continental Engineering Corp.	343,667	291,683
	Cosmo Electronics Corp.	45,000	44,108
*	Cosmos Bank Taiwan	883,000	330,791
	CTCI Corp.	236,351	171,589
*	Cyberhome Entertainment Co., Ltd.	148,000	3,981
	Cybertan Technology, Inc.	73,500	118,327
	Cyntec Co., Ltd.	55,855	72,234
*	Da-Cin Construction Co., Ltd.	129,809	60,021
	Data Systems Consulting Co., Ltd.	54,441	48,573
*	Delpha Construction Co., Ltd.	199,000	57,555
	Delta Electronics Industrial Co., Ltd.	225,220	691,306
	Depo Auto Parts Industrial Co., Ltd.	38,634	110,670
	Diamond Flower Electric Instrument Co., Ltd.	31,620	53,331

30

		Shares	Value††

	D-Link Corp.	282,910	$341,311
	E.Sun Financial Holding Co., Ltd.	1,493,255	1,016,273
	Eastern Media International	488,922	178,016
	Eclat Textile Co., Ltd.	68,000	33,661
	Edom Technology Co., Ltd.	50,600	24,613
	Elan Microelectronics Corp.	179,974	91,679
*	Elite Material Co., Ltd.	108,324	58,513
	Elite Semiconductor Memory Technology, Inc.	84,788	90,280
	Elitegroup Computer Systems Co., Ltd.	284,460	158,552
	Enlight Corp.	106,000	35,386
*	EnTie Commercial Bank	506,000	170,243
	Epistar Corp.	89,338	237,549
	Eten Information Systems, Ltd.	59,351	60,171
	Eternal Chemical Co., Ltd.	119,590	186,723
	Eva Airways Corp.	756,245	311,794
*	Everest Textile Co., Ltd.	303,064	63,327
	Evergreen International Storage & Transport Corp.	488,000	270,415
	Evergreen Marine Corp., Ltd.	592,170	347,847
	Everlight Chemical Industrial Corp.	158,000	59,849
	Everlight Electronics Co., Ltd.	69,900	183,214
*	Everspring Industry Co., Ltd.	142,000	33,844
*	Evertop Wire Cable Corp.	92,000	52,589
	Excel Cell Electronics Co., Ltd.	51,000	43,926
	Far East Textile, Ltd.	1,065,965	899,182
	Far Eastern Department Stores, Ltd.	456,860	248,063
	Far Eastern International Bank	899,265	427,676
	Federal Corp.	152,960	111,778
	Feng Hsin Iron & Steel Co., Ltd.	224,700	246,250
	Feng Tay Enterprise Co., Ltd.	185,860	146,661
	First Copper Technology Co., Ltd.	147,000	64,009
	First Financial Holding Co., Ltd.	1,268,386	947,645
	First Hotel	70,870	72,958
*	First Steamship Co., Ltd.	73,000	52,868
	Formosa Chemicals & Fiber Co., Ltd.	773,830	1,265,237
	Formosa International Hotels Corp.	47,000	132,924
	Formosa Plastics Corp.	1,006,271	1,647,570
	Formosa Taffeta Co., Ltd.	441,460	309,181
*	Formosan Rubber Group, Inc.	184,000	116,663
	Fortune Electric Co., Ltd.	87,000	36,847
	Foxconn Technology Co., Ltd.	47,320	472,735
	Fu Sheng Industrial Co., Ltd.	282,644	271,131
	Fubon Financial Holding Co., Ltd.	1,648,000	1,551,796
*	Fuh-Hwa Financial Holding Co., Ltd.	313,292	146,044
	Fwuson Industry Co., Ltd.	166,000	36,327
	G Shank Enterprise Co., Ltd.	42,900	49,845
*	G.T.M. Corp.	61,000	45,923
	Giant Manufacture Co., Ltd.	79,000	121,786
*	Giga Storage Corp.	124,000	23,286
	Giga-Byte Technology Co., Ltd.	400,750	312,775
	Globe Union Industrial Corp.	78,895	84,552
	Gold Circuit Electronics, Ltd.	211,000	151,188
	Goldsun Development & Construction Co., Ltd.	631,196	336,487
	Good Will Instrument Co., Ltd.	60,000	35,095
	Gordon Auto Body Parts Co., Ltd.	104,030	55,427

31

		Shares	Value††

*	Grand Pacific Petrochemical Corp.	242,000	$89,671
	Grape King, Inc.	106,000	32,456
	Great China Metal Industry Co., Ltd.	144,000	72,863
	Great Taipei Gas Co., Ltd.	200,000	97,278
	Great Wall Enterprise Co., Ltd.	236,000	131,795
	Greatek Co., Ltd.	118,784	156,068
	Hanpin Co., Ltd.	80,000	38,428
	Hey Song Corp.	193,000	90,269
	High Tech Computer Corp.	38,720	894,936
*	Hitron Technologies, Inc.	98,000	31,852
*	Ho Tung Holding Corp.	242,000	58,905
*	Hocheng Corp.	167,000	57,645
*	Hold-Key Electric Wire & Cable Co., Ltd.	143,000	36,847
	Hon Hai Precision Industry Co., Ltd.	504,704	3,669,533
	Hong Tai Electric Industrial Co., Ltd.	99,000	43,538
*	Hong Yi Fiber Industry Co., Ltd.	148,000	31,873
	Honmyue Enterprise Co., Ltd.	116,000	30,586
*	Hota Industrial Manufacturing Co., Ltd.	24,000	39,158
	Hotai Motor Co., Ltd.	139,000	331,971
	Hsin Kuang Steel Co., Ltd.	103,328	66,997
	Hsing Ta Cement Co., Ltd.	154,000	61,873
*	Hua Eng Wire & Cable Co., Ltd.	314,000	112,910
	Hua Nan Financial Holding Co., Ltd.	1,405,040	1,001,299
	Hung Ching Development & Construction Co., Ltd.	127,000	61,798
	Hung Poo Construction Corp.	125,000	153,859
	Hung Sheng Construction Co., Ltd.	210,000	181,114
*	Ichia Technologies, Inc.	82,000	91,347
	I-Chiun Precision Industry Co., Ltd.	64,011	69,470
	Inernational Semiconductor Technology, Ltd.	81,177	67,852
	Infortrend Technology, Inc.	59,439	84,637
	Inventec Corp.	591,779	513,183
	Johnson Health Tech Co., Ltd.	31,850	212,773
	Jui Li Enterprise Co., Ltd.	37,000	10,683
	K Laser Technology, Inc.	79,000	71,981
	Kang Na Hsiung Co., Ltd.	115,000	57,637
*	Kao Hsing Chang Iron & Steel Corp.	192,000	37,748
	Kaulin Manufacturing Co., Ltd.	36,800	26,360
*	Kee Tai Properties Co., Ltd.	150,700	131,761
*	Kenda Rubber Industrial Co., Ltd.	164,785	107,366
*	Kian Shen Corp.	38,000	28,400
	King Yuan Electronics Co., Ltd.	414,716	354,779
*	Kingdom Construction Co., Ltd.	231,000	109,666
*	King’s Town Bank	509,653	160,236
*	King’s Town Construction Co., Ltd.	87,933	98,726
	Kinpo Electronics, Inc.	697,200	268,503
	Kinsus Interconnect Technology Corp.	73,344	205,058
	Knowledge-Yield-Excellence Systems Corp.	84,838	90,391
	Kung Long Batteries Industrial Co., Ltd.	47,000	45,633
*	Kuoyang Construction Co., Ltd.	151,000	136,193
*	Kwong Fong Industries Corp.	361,000	81,092
*	Lan Fa Textile Co., Ltd.	256,000	58,092
	Largan Precision Co., Ltd.	22,522	429,133
*	Lead Data Co., Ltd.	243,000	38,928
*	Leader Electronics, Inc.	60,000	37,623

32

		Shares	Value††

*	Lealea Enterprise Co., Ltd.	305,000	$46,854
	Lee Chang Yung Chemical Industry Corp.	190,350	193,395
	Lee Chi Enterprises Co., Ltd.	100,000	24,786
	Lelon Co., Ltd.	89,000	43,673
*	Leofoo Development Co., Ltd.	60,000	45,456
	Les Enphants Co., Ltd.	43,000	30,523
*	Li Peng Enterprise Co., Ltd.	155,000	43,828
	Li Shin International Enterprise Corp.	47,412	35,853
	Lian Hwa Foods Corp.	112,000	31,858
	Lien Hwa Industrial Corp.	229,499	126,399
*	Lingsen Precision Industries, Ltd.	106,000	34,046
	Lite-On Technology Corp.	742,537	961,175
	Long Bon Development Co., Ltd.	176,000	104,765
	Long Chen Paper Co., Ltd.	162,000	75,985
	Lucky Cement Corp.	134,000	40,716
*	Macronix International Co., Ltd.	1,521,974	687,216
	Makalot Industrial Co., Ltd.	29,000	55,587
	Mayer Steel Pipe Corp.	67,100	48,365
	Media Tek, Inc.	98,120	1,004,154
	Mega Financial Holding Co., Ltd.	3,604,000	2,735,594
	Meiloon Co., Ltd.	123,460	94,740
*	Mercuries & Associates, Ltd.	137,000	42,428
	Merida Industry Co., Ltd.	102,000	100,993
	Merry Electronics Co., Ltd.	37,320	107,859
*	Microelectronics Technology, Inc.	234,000	105,119
	Micro-Star International Co., Ltd.	476,274	380,286
	Min Aik Technology Co., Ltd.	18,000	23,676
	Mirle Automation Corp.	54,537	54,112
	Mitac International Corp.	350,186	419,855
	Mitac Technology Corp.	81,281	35,094
	Mobiletron Electronics Co., Ltd.	43,000	49,223
*	Mustek Systems, Inc.	117,000	18,065
	Nak Sealing Technologies Corp.	31,000	34,605
*	Namchow Chemical Industrial Co., Ltd.	10,000	1,848
	Nan Ya Plastic Corp.	1,245,557	2,005,418
	Nankang Rubber Tire Co., Ltd.	86,800	131,476
	Nantex Industry Co., Ltd.	122,960	67,811
	Nanya Technology Co., Ltd.	843,400	687,978
	National Petroleum Co., Ltd.	112,000	85,661
	Nien Hsing Textile Co., Ltd.	228,000	133,496
	Nien Made Enterprise Co., Ltd.	120,360	112,192
	Ocean Plastics Co., Ltd.	67,000	31,533
*	Optimax Technology Corp.	278,654	197,571
*	Opto Tech Corp.	226,000	124,536
	Oriental Union Chemical Corp.	331,893	210,647
*	Pacific Construction Co., Ltd.	332,000	82,902
*	Pan Jit International, Inc.	100,000	56,078
	Pan-International Industrial Corp.	102,900	287,630
	Phihong Technology Co., Ltd.	157,975	106,874
	Phoenix Precision Technology Corp.	206,748	246,775
	Phoenixtec Power Co., Ltd.	110,000	122,034
	Pihsiang Machinery Mfg. Co., Ltd.	38,000	75,765
	Pou Chen Corp.	661,156	597,857
	Premier Image Technology Corp.	135,537	283,720

33

		Shares	Value††

	President Chain Store Corp.	116,000	$286,647
*	Primax Electronics, Ltd.	140,000	63,122
	Prince Housing & Development Corp.	344,000	226,762
*	Prodisc Technology, Inc.	603,000	72,070
	Quanta Computer, Inc.	330,149	576,514
*	Quintain Steel Co., Ltd.	200,000	39,687
	Radium Life Tech Corp.	81,658	134,249
	Ralec Electronic Corp.	21,252	17,981
	Realtek Semiconductor Corp.	316,050	490,082
*	Reward Wool Industry Corp.	149,000	36,168
*	Rexon Industrial Corp., Ltd.	118,000	30,736
	Richtek Technology Corp.	22,050	175,288
*	Ritek Corp.	1,500,000	440,931
	Ruentex Development Co., Ltd.	217,000	179,795
	Ruentex Industries, Ltd.	266,000	162,386
*	Sampo Corp.	358,584	89,611
	San Fang Chemical Industry Co., Ltd.	63,000	37,590
	Sanyang Industrial Co., Ltd.	380,000	253,464
	Sanyo Electric Co., Ltd.	150,000	115,777
	SDI Corp.	102,000	172,748
*	Senao International Co., Ltd.	61,000	43,779
	Sheng Yu Steel Co., Ltd.	116,000	105,425
	Shihlin Electric & Engineering Corp.	170,000	183,152
*	Shihlin Paper Corp.	69,000	96,230
	Shin Kong Financial Holding Co., Ltd.	640,021	655,782
	Shinkong Co., Ltd.	115,560	64,097
*	Shinkong Synthetic Fibers Co., Ltd.	450,000	121,686
	Shuttle, Inc.	59,000	29,941
	Silicon Integrated Systems Corp.	709,961	399,688
	Siliconware Precision Industries Co., Ltd.	781,515	1,248,726
	Silitech Technology Corp.	25,476	112,690
	Sincere Navigation Corp.	140,400	179,801
*	Sinkang Industries Co., Ltd.	59,000	52,228
	Sinkong Spinning Co., Ltd.	83,025	83,638
	Sinon Corp.	175,000	49,333
	SinoPac Holdings Co., Ltd.	522,000	280,819
*	Sintek Photronics Corp.	448,167	97,256
	Sinyi Realty, Inc.	40,200	104,595
	Sitronix Technology Corp.	15,578	43,578
	Siward Crystal Technology Co., Ltd.	64,046	39,556
*	Solelytex Enterprise Corp.	66,000	75,073
*	Solomon Technology Corp.	114,000	39,785
	South East Soda Manufacturing Co., Ltd.	95,000	46,257
	Southeast Cement Co., Ltd.	227,000	68,411
	SPI Electronic Co., Ltd.	28,125	39,635
	Spirox Corp.	63,669	53,833
	Springsoft, Inc.	60,789	83,366
	Standard Chemical & Pharmaceutical Co., Ltd.	82,400	45,011
	Standard Foods Taiwan, Ltd.	147,000	62,992
	Stark Technology, Inc.	66,000	35,555
	Sunonwealth Electric Machine Industry Co., Ltd.	80,000	48,576
	Sunplus Technology Co., Ltd.	241,101	246,506
	Sunrex Technology Corp.	43,200	45,105
	Synnex Technology International Corp.	336,950	381,065

34

		Shares	Value††

	Systex Corp., Ltd.	292,000	$95,661
	T JOIN Transportation Co.	248,000	124,629
	Ta Chen Stainless Pipe Co., Ltd.	101,932	111,693
	Ta Chong Bank, Ltd.	911,000	282,004
*	Ta Ya Electric Wire & Cable Co., Ltd.	300,000	127,706
	Ta Yih Industrial Co., Ltd.	38,000	27,349
	Tah Hsin Industrial Corp.	82,000	48,363
	Ta-I Technology Co., Ltd.	40,700	46,053
*	Taichung Commercial Bank	721,000	151,143
	Tainan Enterprises Co., Ltd.	42,420	61,691
*	Tainan Spinning Co., Ltd.	617,000	229,433
*	Taishin Financial Holdings Co., Ltd.	2,680,385	1,470,994
*	Taisun Enterprise Co., Ltd.	142,800	30,929
*	Taita Chemical Co., Ltd.	161,000	43,233
	Taiwan Acceptance Corp.	56,000	34,549
*	Taiwan Business Bank	1,137,396	361,455
	Taiwan Cement Corp.	1,324,105	1,201,185
	Taiwan Cooperative Bank	1,276,916	920,276
	Taiwan Fire & Marine Insurance Co., Ltd.	164,000	100,070
*	Taiwan Flourescent Lamp Co., Ltd.	119,000	21,646
	Taiwan Fu Hsing Industrial Co., Ltd.	73,000	67,658
	Taiwan Glass Ind. Corp.	385,756	302,548
	Taiwan Green Point Enterprises Co., Ltd.	65,823	218,414
	Taiwan Hon Chuan Enterprise Co., Ltd.	54,060	43,124
	Taiwan Kai Yih Industrial Co., Ltd.	61,240	38,060
*	Taiwan Kolin Co., Ltd.	388,000	112,040
	Taiwan Life Insurance Co., Ltd	139,210	185,227
	Taiwan Mask Corp.	129,000	75,464
	Taiwan Navigation Co., Ltd.	153,720	108,134
	Taiwan Paiho Co., Ltd.	68,816	49,433
	Taiwan Polypropylene Co., Ltd.	55,000	48,114
*	Taiwan Pulp & Paper Corp.	157,000	48,462
	Taiwan Sakura Corp.	146,000	33,612
	Taiwan Secom Co., Ltd.	84,932	144,255
	Taiwan Semiconductor Manufacturing Co., Ltd.	2,577,878	5,230,253
	Taiwan Sogo Shinkong Security Co., Ltd.	85,680	78,812
*	Taiwan Styrene Monomer Corp.	298,220	131,432
*	Taiwan Tea Corp.	383,654	99,640
	Taiyen Biotech Co., Ltd.	111,000	67,404
*	Tatung Co., Ltd.	647,000	301,094
*	Teapo Electronic Corp.	190,000	45,824
	Teco Electric & Machinery Co., Ltd.	1,024,000	475,021
	Tecom, Ltd.	176,000	76,280
	Ten Ren Tea Co., Ltd.	39,000	34,380
	Test-Rite International Co., Ltd.	205,600	110,025
	Tex-Ray Industrial Co., Ltd.	84,000	37,048
	The Ambassador Hotel	129,000	132,247
*	The Chinese Bank	830,000	96,792
	The First Insurance Co., Ltd.	69,000	31,765
	Thinking Electronic Industrial Co., Ltd.	34,000	27,372
	Thye Ming Industrial Co., Ltd.	84,000	67,753
	Ton Yi Industrial Corp.	622,000	224,919
	Tong Yang Industry Co., Ltd.	163,000	132,280
	Transcend Information, Inc.	67,183	172,522

35

		Shares	Value††

	Tsann Kuen Enterprise Co., Ltd.	92,660	$79,395
	TSRC Corp.	269,650	184,125
	Tung Ho Steel Enterprise Corp.	309,400	282,944
*	TYC Brother Industrial Co., Ltd.	97,000	72,893
*	Tycoons Group Enterprise Co., Ltd.	145,000	26,397
	Tyntek Corp.	60,249	45,139
	Tze Shin International Co., Ltd.	83,000	38,518
	U-Ming Marine Transport Corp.	148,200	185,998
*	Union Bank of Taiwan	895,000	252,446
*	Union Insurance Co., Ltd.	324,000	62,647
	Uni-President Enterprises Corp.	737,000	718,515
	Unitech Electronics Co., Ltd.	78,000	32,288
	Unitech Printed Circuit Board Corp.	178,000	83,767
	United Integration Service Co., Ltd.	105,800	77,208
	United Microelectronics Corp.	4,874,359	3,201,781
	Unity Opto Technology Co., Ltd.	95,143	76,772
*	Universal Cement Corp.	257,520	107,247
*	Universal Microelectronics Co., Ltd.	76,000	38,678
	Universal Scientific Industrial Co., Ltd.	372,269	209,874
	Universal, Inc.	85,000	30,900
	UPC Technology Corp.	271,399	120,725
	USI Corp.	320,000	93,166
*	Ve Wong Corp.	72,000	29,952
*	Via Technologies, Inc.	289,000	211,939
*	Visual Photonics Epitacy Co., Ltd.	27,000	43,022
*	Walsin Lihwa Corp.	1,506,021	798,229
	Walsin Technology Corp., Ltd.	265,519	249,724
	Wan Hai Lines Co., Ltd.	618,342	362,929
	Wan Hwa Enterprise Co., Ltd.	92,650	51,779
	Waterland Financial Holdings	1,041,000	320,797
*	Wei Chih Steel Industrial Co., Ltd.	210,000	40,314
*	Wei Chuan Food Corp.	190,000	110,728
	Weltrend Semiconductor, Inc.	65,000	29,488
*	Winbond Electronics Corp.	1,847,000	775,247
	Wintek Corp.	508,064	512,691
	Wistron Corp.	318,117	406,293
	Wistron NeWeb Corp.	35,946	106,759
	Wus Printed Circuit Co., Ltd.	235,000	87,131
	Ya Hsin Industrial Co., Ltd.	511,965	413,508
*	Yageo Corp.	1,537,000	666,936
	Yang Ming Marine Transport Corp.	689,000	371,511
*	Yeung Cyang Industrial Co., Ltd.	82,353	103,250
	Yieh Phui Enterprise Co., Ltd.	609,082	273,574
	Yosun Industrial Corp.	143,365	100,756
	Yuen Foong Yu Paper Manufacturing Co., Ltd.	812,068	342,621
	Yulon Motor Co., Ltd.	418,169	526,631
	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	46,000	79,577
	Yung Shin Pharmaceutical Industrial Co., Ltd.	95,000	81,456
	Yung Tay Engineering Co., Ltd.	170,000	99,251
	Zig Sheng Industrial Co., Ltd.	149,000	35,434
	Zinwell Corp.	56,155	73,547
	Zippy Technology Corp.	41,800	44,225
	Zyxel Communication Corp.	168,010	210,187
TOTAL COMMON STOCKS			105,339,631

36

		Shares	Value††

RIGHTS/WARRANTS — (0.0%)
*	Pan Jit International, Inc. Rights 01/01/07	7,949	$528
*	Taiwan Business Bank Rights 12/22/06	295,722	5,944
*	Taiwan Cooperative Bank Rights 12/14/06	101,099	12,348
TOTAL RIGHTS/WARRANTS			18,820

TOTAL — TAIWAN			105,358,451

THAILAND — (2.3%)
COMMON STOCKS — (2.3%)
*	Adkinson Securities Public Co., Ltd. (Foreign)	249,700	53,564
	Advance Info Service Public Co., Ltd. (Foreign)	255,800	595,049
	Amata Corp. Public Co., Ltd. (Foreign)	239,600	94,785
	Aromatics (Thailand) Public Co., Ltd. (Foreign)	305,300	278,551
	Asia Plus Securities Public Co., Ltd. (Foreign)	1,281,200	150,624
*	Asian Insulators Public Co., Ltd.	151,900	37,663
	Bangkok Aviation Fuel Services Public Co., Ltd. (Foreign)	190,500	59,440
	Bangkok Bank Public Co., Ltd. (Foreign)	535,800	1,955,420
#	Bangkok Dusit Medical Services Public Co., Ltd. (Foreign)	212,900	186,832
	Bangkok Expressway Public Co., Ltd. (Foreign)	396,400	273,874
	Bangkok First Investment & Trust Public Co., Ltd. (Foreign)	91,300	23,528
*	Bangkok Land Public Co., Ltd. (Foreign)	2,335,700	66,372
	Bank of Ayudhya Public Co., Ltd. (Foreign)	950,200	558,552
	Banpu Public Co., Ltd. (Foreign)	79,200	388,333
	BEC World Public Co., Ltd. (Foreign)	369,300	205,767
	Bumrungrad Hospital Public Co., Ltd. (Foreign)	90,500	92,025
	C.P. Seven Eleven Public Co., Ltd. (Foreign)	813,100	150,637
	Cal-Comp Electronics (Thailand) Public Co., Ltd. (Foreign)	1,393,700	169,286
	Central Pattana Public Co., Ltd. (Foreign)	481,900	315,494
	Central Plaza Hotel Public Co., Ltd. (Foreign)	370,500	71,736
	Ch. Karnchang Public Co., Ltd. (Foreign)	447,500	138,383
	Charoen Pokphand Foods Public Co., Ltd. (Foreign)	2,763,600	408,053
	Charoong Thai Wire & Cable Public Co., Ltd. (Foreign)	89,500	22,814
	Delta Electronics (Thailand) Public Co., Ltd. (Foreign)	393,400	192,892
	Dynasty Ceramic Public Co., Ltd. (Foreign)	127,500	52,570
	Eastern Water Resources Development & Management Public Co., Ltd. (Foreign)	685,700	106,976
	Erawan Group Public Co., Ltd. (Foreign)	590,400	73,358
	Finansa Public Co., Ltd. (Foreign)	85,500	33,347
	GMM Grammy Public Co., Ltd. (Foreign)	186,400	42,842
	Hana Microelectronics Public Co., Ltd. (Foreign)	225,557	171,234
	Hermraj Land & Development Public Co., Ltd. (Foreign)	3,095,100	92,262
	Home Product Center Public Co., Ltd. (Foreign)	732,534	117,344
	ICC International Public Co., Ltd. (Foreign)	49,200	58,082
*	International Engineering Public Co., Ltd. (Foreign)	987,600	41,546
*	ITV Public Co., Ltd. (Foreign)	183,700	11,668
*	Jasmine International Public Co., Ltd. (Foreign)	5,000,900	68,267
	Kasikornbank Public Co., Ltd. (Foreign)	597,100	1,189,376
*	KGI Securities One Public Co., Ltd. (Foreign)	673,400	40,522
	Kiatnakin Finance Public Co., Ltd. (Foreign)	223,600	186,878
	Kim Eng Securities Thailand Public Co., Ltd. (Foreign)	161,000	107,647
	Krung Thai Bank Public Co., Ltd. (Foreign)	3,020,000	1,161,053

37

		Shares	Value††

	Krungthai Card Public Co., Ltd. (Foreign)	115,200	$91,467
	Lalin Property Public Co., Ltd. (Foreign)	418,600	52,012
	Land & Houses Public Co., Ltd. (Foreign)	942,800	221,943
	Lanna Resources Public Co., Ltd. (Foreign)	119,100	41,807
*	Loxley Public Co., Ltd. (Foreign)	1,032,100	62,107
*	Magnecomp Precision Technology (Foreign)	819,300	52,041
	Major Cineplex Group Public Co., Ltd. (Foreign)	210,400	97,888
	MBK Development Public Co., Ltd. (Foreign)	104,200	161,112
*	Mida Assets Public Co., Ltd. (Foreign)	767,800	37,219
*	Millennium Steel Public Co., Ltd. (Foreign)	2,129,300	68,218
	Minor Corp. Public Co., Ltd. (Foreign)	117,800	32,490
	MK Real Estate Development Public Co., Ltd. (Foreign)	425,900	33,697
	Modernform Group Public Co., Ltd. (Foreign)	31,000	34,113
	Muramoto Electronic (Thailand) Public Co., Ltd. (Foreign)	7,400	39,582
*	Nakornthai Strip Mill Public Co., Ltd. (Foreign)	7,589,000	82,455
*	Natural Park Public Co., Ltd. (Foreign)	5,043,500	59,013
	Noble Development Public Co., Ltd. (Foreign)	217,700	33,660
*	Pacific Assets Public Co., Ltd. (Foreign)	183,700	36,080
*	Picnic Gas & Engineering Public Co., Ltd. (Foreign)	326,800	3,278
*	Polyplex PCL (Foreign)	373,900	38,333
	Power Line Engineering Public Co., Ltd. (Foreign)	215,000	48,517
*	Pranda Jewelry Public Co., Ltd. (Foreign)	168,300	31,180
*	Property Perfect Public Co., Ltd. (Foreign)	549,300	55,703
	PTT Chemical Public Co., Ltd. (Foreign)	271,471	582,345
	Quality Houses Public Co., Ltd. (Foreign)	2,189,000	80,498
	Ratchaburi Electricity Generating Holding Public Co., Ltd. (Foreign)	350,200	402,445
	Regional Container Lines Public Co., Ltd. (Foreign)	292,300	182,408
*	Robinson Department Store Public Co., Ltd. (Foreign)	314,000	98,849
	Rojana Industrial Park Public Co., Ltd. (Foreign)	265,500	104,292
	Saha-Union Public Co., Ltd. (Foreign)	159,100	113,026
*	Sahaviriya Steel Industries Public Co., Ltd. (Foreign)	6,741,200	225,364
	Samart Corporation Public Co., Ltd. (Foreign)	428,600	114,628
	Samart I-Mobile Public Co., Ltd. (Foreign)	174,600	85,123
	Sansiri Public Co., Ltd. (Foreign)	783,300	87,724
	Seamico Securities Public Co., Ltd. (Foreign)	505,500	64,781
*	Shinawatra Satellite Public Co., Ltd. (Foreign)	455,900	110,498
	Siam Cement Public Co., Ltd. (Foreign)	54,500	397,799
#	Siam City Cement Public Co., Ltd. (Foreign)	52,100	377,378
	Siam Commercial Bank Public Co., Ltd. (Foreign)	666,500	1,299,763
	Siam Industrial Credit Public Co., Ltd. (Foreign)	400,900	56,960
	Siam Makro Public Co., Ltd. (Foreign)	79,800	195,637
#	Sino-Thai Engineering & Construction Public Co., Ltd. (Foreign)	557,000	92,329
	Sri Trang Agro Industry Public Co., Ltd. (Foreign)	91,900	37,124
	Srithai Superware Public Co., Ltd. (Foreign)	123,800	33,110
	Supalai Public Co., Ltd. (Foreign)	792,500	90,079
	SVI Public Co., Ltd. (Foreign)	91,200	32,776
	Thai Oil Public Co., Ltd. (Foreign)	362,100	620,397
	Thai Plastic & Chemicals Public Co., Ltd. (Foreign)	378,300	179,164
	Thai Reinsurance Public Co., Ltd. (Foreign)	220,700	31,972
	Thai Rung Union Car Public Co., Ltd. (Foreign)	201,500	23,465
	Thai Stanley Electric (Thailand) Public Co., Ltd. (Foreign)	22,100	104,666
	Thai Union Frozen Products Public Co., Ltd. (Foreign)	278,400	190,796
	Thai Vegetable Oil Public Co., Ltd. (Foreign)	148,900	36,297

38

		Shares	Value††

*	Thai-German Ceramic Industry Public Co., Ltd. (Foreign)	359,800	$20,248
	Thanachart Capital PCL, Ltd. (Foreign)	797,300	382,047
	Thoresen Thai Agencies Public Co., Ltd. (Foreign)	279,200	219,735
	Ticon Industrial Connection Public Co., Ltd. (Foreign)	174,700	98,800
	Tipco Asphalt Public Co., Ltd. (Foreign)	62,800	48,987
	TIPCO Foods (Thailand) Public Co., Ltd. (Foreign)	227,300	52,559
*	TMB Bank, Ltd. (Foreign)	4,725,378	402,832
	TPI Polene Public Co., Ltd. (Foreign)	789,300	310,047
*	True Corp. Public Company, Ltd. (Foreign)	1,449,900	343,339
*	TT&T Public Co., Ltd. (Foreign)	1,272,900	49,646
*	Univentures PCL (Foreign)	470,900	33,059
	Vanachai Group Public Co., Ltd. (Foreign)	596,200	88,031
	Vibhavadi Medical Center Public Co., Ltd. (Foreign)	479,100	46,715
	Vinythai Public Co., Ltd. (Foreign)	563,300	135,744
TOTAL COMMON STOCKS			19,742,043

RIGHTS/WARRANTS — (0.0%)
*	Erawan Group Public Co., Ltd. (Foreign) Warrants 12/17/07	147,600	5,757

TOTAL — THAILAND			19,747,800

TURKEY — (3.0%)
COMMON STOCKS — (3.0%)
	Acibadem Saglik Hizmetleri ve Ticares A.S.	17,771	195,622
	Adana Cimento Sanayi Ticaret A.S.	27,921	20,255
	Afyon Cimento Sanayii Ticaret A.S.	32	24,637
	Akbank T.A.S.	355,907	1,993,023
	Akcansa Cimento Sanayi ve Ticaret A.S.	59,393	313,300
*	Akenerji Elektrik Uretim A.S.	17,034	46,761
*	Aksa Akrilik Kimya Sanayii A.S.	68,123	169,083
	Aksigorta A.S.	152,802	560,609
	Alarko Carrier Sanayii ve Ticaret A.S.	7,730	83,313
	Alarko Holding A.S.	71,036	176,084
*	Alcatel Telekomunikasyon Endustri ve Ticaret A.S.	4,830	13,836
	Alkim Alkali Kimya A.S.	8,812	28,430
*	Altinyildiz mensucat ve Konfeksiyon Fabrikalari A.S.	29,390	60,970
	Anadolu Anonim Turk Sigorta Sirketi A.S.	83,503	132,752
	Anadolu Cam Sanayii A.S.	64,872	222,482
	Anadolu Efes Biracilik ve Malt Sanayi A.S.	22,232	639,959
	Anadolu Hayat Sigorta A.S.	39,687	133,014
	Anadolu Isuzu Otomotiv Sanayi ve Ticaret A.S.	7,996	71,465
	Arcelik A.S	130,500	720,611
*	Ayen Enerji A.S.	58,827	87,120
*	Aygaz A.S.	96,171	235,037
	Bagfas Bandirma Gubre Fabrikalari A.S.	1,560	29,685
*	Banvit Bandirma Vitaminli Yem Sanayii Ticaret A.S.	51,573	61,142
	Bati Anabolu Cimento A.S.	20,789	111,212
	Bati Soeke Cimento Sanayi A.S.	28,195	62,600
*	Beko Elektronik A.S.	47,876	62,010
*	Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.	15,563	26,330
*	BIM BirlesikMagazalar A.S.	4,894	230,603
	Bolu Cimento Sanayii A.S.	88,499	165,056
	Borusan Mannesmann Boru Sanayi ve Ticaret A.S.	12,851	113,714

39

		Shares	Value††

*	Bosch Fren Sistemleri Sanayi ve Ticaret A.S.	579	$65,564
	Bossa Ticaret ve Sanayi Isletmeleri Ticaret A.S.	63,578	85,160
*	Boyner Buyuk Magazacilik A.S.	20,255	27,900
	Brisa Bridgestone Sabanci Lastik San ve Ticaret A.S.	1,128	63,894
	BSH ev Aletleri Sanayi ve Ticaret A.S.	1,670	36,061
	Bursa Cimento Fabrikasi A.S.	19,346	144,574
	Celebi Hava Servisi A.S.	3,917	70,986
*	Cemtas Celik Makina Sanayi ve Ticaret A.S.	23,834	41,260
	Cimsa Cimento Sanayi ve Ticaret A.S.	46,750	278,700
*	Dentas Ambalaj ve Kagit Sanayi A.S.	18,051	30,407
	Deva Holding A.S.	24,642	164,822
*	Dogan Burda Rizzoli Dergi Yacincilik ve Pazarlame A.S.	5,058	11,679
*	Dogan Gazetecilik A.S.	22,846	37,091
	Dogan Sirketler Grubu Holding A.S.	506,768	881,780
*	Dogan Yayin Holding A.S.	126,841	441,622
*	Dogus Otomotiv Servis ve Ticaret A.S.	39,000	169,678
	Doktas Dokumculuk Ticaret ve Sanayi A.S.	39,069	120,574
*	Dyo Boya Fabrikalari Sanayi ve Ticaret A.S.	53,270	29,221
*	Eczacibasi Ilac Sanayi ve Ticaret A.S.	57,372	191,365
*	Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.	29,614	65,710
*	Edip Iplik Sanayi ve Ticaret A.S.	12,172	39,582
*	Ege Endustri Ve Ticaret A.S.	2,867	29,610
*	EGE Seramik Sanayi ve Ticaret A.S.	20,941	50,140
	Enka Insaat ve Sanayi A.S.	44,359	387,440
	Eregli Demir ve Celik Fabrikalari Turk A.S.	226,097	1,334,505
	Federal - Mogul Izmit Piston ve Pim Uretim Tesisleri A.S.	72	54,483
*	Finansbank A.S.	85,545	342,815
	Ford Otomotiv Sanayi A.S.	63,208	489,890
*	Fortis Bank A.S.	23,634	73,605
*	Gentas Clenel Metal Sanayi ve Ticaret A.S.	23,364	26,241
*	Global Yatirim Holding A.S.	43,780	40,238
*	Goldas Kuyumculuk Sanayi A.S.	24,839	17,708
*	Goodyear Lastikleri T.A.S.	4,458	67,854
*	GSD Holding A.S.	91,895	78,454
*	Gubre Fabrikalari Ticaret A.S.	13,010	31,281
	Gunes Sigorta A.S.	17,487	30,944
*	Hektas Ticaret T.A.S.	29,495	20,275
	Hurriyet Gazetecilik ve Matbaacilik A.S.	132,368	364,506
*	Ihlas Holding A.S.	393,906	132,208
*	Izmir Demir Celik Sanayii A.S.	23,634	101,887
	Izocam Ticaret Ve Sanayi A.S.	6,561	73,855
*	Kardemir Karabuk Demir Sanayi ve Ticaret A.S.	52,851	38,081
	Karton Sanayi ve Ticaret A.S.	814	87,675
*	Koc Holding A.S. Series B	241,633	827,024
	Konya Cimento Sanayii A.S.	2,341	118,596
	Kordsa Endustriyel Iplik Kord Bezi Sanayi ve Ticaret A.S.	40,748	105,130
*	Kutahya Porselen Sanayii A.S.	1,006	17,249
	Mardin Cimento Sanayii ve Ticaret A.S.	23,443	118,234
*	Marmari Marti Otel Isletmeleri A.S.	27,704	29,486
	Marshall Boya ve Vernik Sanayii A.S.	1,757	29,535
*	Menderes Tekstil Sanayi ve Ticaret A.S.	103,176	38,938
*	Migros Turk A.S.	59,691	622,442
*	Milpa Ticari ve Sinai Urunler Pazarlama Sanayi ve Ticaret A.S.	17,341	26,687
	Multu Aku ve Malzemeleri Sanayi A.S.	24,981	24,287

40

		Shares	Value††

*	Net Holding A.S.	131,249	$55,810
*	Net Turizm Ticaret ve Sanayi A.S.	34,306	29,704
	Nortel Networks Netas Telekomuenikasyon A.S.	4,770	104,543
	Otobus Karoseri Sanayi A.S.	6,472	76,538
*	Parsan Makina Parcalari Sanayii A.S.	39,195	53,835
	Pinar Entegre et ve Un Sanayii A.S.	17,450	31,789
	Pinar Sut Mamulleri Sanayii A.S.	15,544	47,926
*	Sanko Pazarlama Ithalat Ihracat A.S.	23,627	53,194
	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.	44,948	136,240
*	Sasa Dupont Sabanci Polyester Sanayi A.S.	45,005	25,932
*	Tat Konserve Sanayii A.S.	49,264	86,170
*	Tekstil Bankasi A.S.	90,034	104,257
	Tire Kutsan Oluklu Mukavva Kutu ve Kagit Sanayii A.S.	25,417	47,758
	Tofas Turk Otomobil Fabrikasi A.S.	114,291	392,216
	Trakya Cam Sanayii A.S.	148,343	362,041
	Tupras-Turkiye Petrol Rafinerileri A.S.	114,146	1,881,711
	Turcas Petrol A.S.	26,242	97,085
	Turk Demir Dokum Fabrikalari A.S.	11,490	82,882
	Turk Ekonomi Bankasi A.S.	22,575	250,417
*	Turk Prysmian Kablo ve Sistemleri A.S.	14,078	37,213
*	Turk Sise ve Cam Fabrikalari A.S.	194,162	698,645
	Turkcell Iletisim Hizmetleri A.S.	100,230	458,037
	Turkcell Iletisim Hizmetleri A.S. ADR	12,288	156,795
	Turkiye Garanti Bankasi A.S.	573,509	1,896,234
	Turkiye Is Bankasi A.S.	452,588	1,879,442
	Ulker Gida Sanayi ve Ticaret A.S.	105,390	274,936
	USAS Ucak Servisi A.S.	12,347	39,524
*	Uzel Makina Sanayii A.S.	57,298	132,769
*	Vestel Elektronik Sanayi ve Ticaret A.S.	105,907	265,807
*	Yapi Kredi Finansal Kiralama A.S.	41,404	102,294
*	Yapi Kredi Sigorta A.S.	23,222	88,557
*	Yapi ve Kredi Bankasi A.S.	86,414	150,464
*	Zorlu Enerji Elektrik Uretim A.S.	30,687	87,471

TOTAL — TURKEY			25,807,884

UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
*	VeriFone Holdings, Inc.	2,005	67,689

	Face
	Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (4.1%)
@ Repurchase Agreement, Bear Stearns & Co. 5.30%, 12/01/06 (Collateralized by $17,300,475 Federal Farm Credit Bank 5.750%, 12/07/28, valued at $18,888,084) to be repurchased at $18,517,730	$18,515	18,515,004
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $9,789,878 FHLMC 6.000%, 03/15/29 & FNMA 5.500%, 09/25/32, valued at $13,722,296) to be repurchased at $13,453,231	13,451	13,451,247
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $2,985,000 FHLMC 5.82%, 06/01/36, valued at $2,899,944) to be repurchased at $2,857,412	2,857	2,857,000
TOTAL TEMPORARY CASH INVESTMENTS		34,823,251

TOTAL INVESTMENTS - (100.0%)
(Cost $698,445,872)		$853,287,660

See accompanying Notes to Financial Statements.

41

THE U.S. LARGE COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (83.7%)
Consumer Discretionary — (8.7%)
* #	Amazon.com, Inc.	121,900	$4,917,446
* #	Apollo Group, Inc. Class A	54,300	2,106,297
*	AutoNation, Inc.	59,500	1,226,295
* #	Autozone, Inc.	20,500	2,329,005
*	Bed Bath and Beyond, Inc.	109,500	4,243,125
#	Best Buy Co., Inc.	157,700	8,668,769
* #	Big Lots, Inc.	42,200	941,482
	Black & Decker Corp.	26,400	2,267,232
	Brunswick Corp.	36,000	1,165,320
#	Carnival Corp.	172,600	8,455,674
	CBS Corp. Class B	302,800	9,008,300
	Centex Corp.	46,000	2,545,640
	Circuit City Stores, Inc.	54,700	1,365,312
	Clear Channel Communications, Inc.	192,500	6,768,300
*	Coach, Inc.	141,900	6,131,499
*	Comcast Corp. Class A	811,700	32,841,382
	Darden Restaurants, Inc.	56,700	2,276,505
#	Dillards, Inc. Class A	23,400	832,338
#	Disney (Walt) Co.	810,700	26,793,635
	Dollar General Corp.	121,000	1,880,340
#	Dow Jones & Co., Inc.	25,200	909,468
#	Eastman Kodak Co.	111,400	2,898,628
#	Family Dollar Stores, Inc.	58,800	1,639,932
	Federated Department Stores, Inc.	210,800	8,872,572
	Ford Motor Co.	729,600	5,931,648
#	Fortune Brands, Inc.	58,500	4,732,650
	Gannett Co., Inc.	91,700	5,457,984
	Gap, Inc.	208,900	3,910,608
#	General Motors Corp.	219,400	6,413,062
	Genuine Parts Co.	66,400	3,113,496
* #	Goodyear Tire & Rubber Co.	68,800	1,159,280
#	H&R Block, Inc.	124,800	2,995,200
	Harley-Davidson, Inc.	101,700	7,502,409
	Harman International Industries, Inc.	25,300	2,627,152
	Harrah’s Entertainment, Inc.	72,100	5,674,270
	Hasbro, Inc.	63,400	1,695,950
#	Hilton Hotels Corp.	149,600	4,911,368
	Home Depot, Inc.	800,500	30,394,985
	Horton (D.R.), Inc.	105,700	2,815,848
	International Game Technology	131,600	5,761,448
* #	Interpublic Group of Companies, Inc.	171,000	2,046,870
	Johnson Controls, Inc.	75,900	6,172,947
	Jones Apparel Group, Inc.	43,800	1,471,680
#	KB Home	30,500	1,576,545

1

		Shares	Value†
* #	Kohl’s Corp.	127,000	$8,839,200
	Leggett & Platt, Inc.	70,100	1,666,978
#	Lennar Corp. Class A	53,700	2,819,250
	Limited Brands, Inc.	131,700	4,173,573
	Liz Claiborne, Inc.	40,000	1,710,000
#	Lowe’s Companies, Inc.	592,600	17,872,816
#	Marriott International, Inc. Class A	133,300	6,018,495
#	Mattel, Inc.	146,600	3,217,870
	McDonald’s Corp.	475,600	19,960,932
	McGraw-Hill Companies, Inc.	136,500	9,097,725
	Meredith Corp.	15,100	816,910
#	Newell Rubbermaid, Inc.	107,400	3,059,826
	News Corp. Class A	906,300	18,669,780
	NIKE, Inc. Class B	74,300	7,351,985
	Nordstrom, Inc.	88,600	4,343,172
*	Office Depot, Inc.	109,900	4,160,814
	OfficeMax, Inc.	28,800	1,355,616
	Omnicom Group, Inc.	66,600	6,803,856
#	Penney (J.C.) Co., Inc.	87,000	6,728,580
#	Pulte Homes, Inc.	82,100	2,770,054
#	RadioShack Corp.	52,600	922,078
	Scripps (E.W.) Co.	32,300	1,578,178
* #	Sears Holdings Corp.	32,300	5,536,866
#	Sherwin-Williams Co.	43,700	2,733,435
	Snap-On, Inc.	22,500	1,068,750
	Staples, Inc.	281,800	7,177,446
* #	Starbucks Corp.	293,200	10,347,028
*	Starwood Hotels & Resorts Worldwide, Inc.	84,500	5,422,365
	Target Corp.	333,000	19,343,970
#	The New York Times Co. Class A	56,000	1,351,840
	The Stanley Works	31,400	1,602,028
	The TJX Companies, Inc.	174,300	4,779,306
#	Tiffany & Co.	53,600	2,059,848
	Time Warner, Inc.	1,577,400	31,768,836
#	Tribune Co.	73,900	2,350,020
* #	Univision Communications, Inc. Class A	97,300	3,462,907
	V.F. Corp.	34,400	2,696,616
*	Viacom, Inc. Class B	275,200	10,322,752
#	Wendy’s International, Inc.	36,900	1,201,833
#	Whirlpool Corp.	30,300	2,584,590
*	Wyndham Worldwide Corp.	77,700	2,466,198
	Yum! Brands, Inc.	105,000	6,424,950
Total Consumer Discretionary			506,089,168

Consumer Staples — (7.7%)
	Altria Group, Inc.	812,000	68,378,520
	Anheuser-Busch Companies, Inc.	298,100	14,162,731
	Archer-Daniels-Midland Co.	254,300	8,925,930
#	Avon Products, Inc.	173,600	5,666,304
#	Brown-Forman Corp. Class B	30,500	2,118,225
#	Campbell Soup Co.	89,400	3,403,458
	Clorox Co.	58,600	3,750,400
#	Coca-Cola Co.	790,400	37,014,432
	Coca-Cola Enterprises, Inc.	106,900	2,186,105
#	Colgate-Palmolive Co.	200,300	13,029,515

2

		Shares	Value†
	ConAgra, Inc.	198,100	$5,091,170
* #	Constellation Brands, Inc. Class A	81,800	2,288,764
	Costco Wholesale Corp.	181,500	9,485,190
#	CVS Corp.	318,600	9,166,122
*	Dean Foods Co.	51,800	2,218,076
	Estee Lauder Companies, Inc.	50,100	2,068,629
	General Mills, Inc.	136,800	7,653,960
	Heinz (H.J.) Co.	128,600	5,716,270
	Kellogg Co.	96,900	4,823,682
#	Kimberly-Clark Corp.	177,700	11,811,719
	McCormick & Co., Inc.	51,100	1,978,592
#	Molson Coors Brewing Co.	17,700	1,258,116
	Pepsi Bottling Group, Inc.	52,700	1,650,564
	PepsiCo, Inc.	639,400	39,623,618
	Procter & Gamble Co.	1,231,500	77,325,885
	Reynolds American, Inc.	66,500	4,271,960
#	Safeway, Inc.	172,400	5,311,644
	Sara Lee Corp.	294,800	4,887,784
	Supervalu, Inc.	82,100	2,812,746
#	Sysco Corp.	239,900	8,600,415
	The Hershey Co.	68,100	3,607,257
	The Kroger Co.	280,200	6,013,092
#	Tyson Foods, Inc. Class A	97,700	1,552,453
	UST, Inc.	62,400	3,493,152
	Walgreen Co.	391,000	15,831,590
	Wal-Mart Stores, Inc.	954,000	43,979,400
#	Whole Foods Market, Inc.	54,800	2,674,240
#	Wrigley (Wm.) Jr. Co.	85,000	4,457,400
Total Consumer Staples			448,289,110

Energy — (8.5%)
	Anadarko Petroleum Corp.	178,200	8,795,952
	Apache Corp.	127,700	8,930,061
#	Baker Hughes, Inc.	127,600	9,369,668
#	BJ Services Co.	116,000	3,917,320
#	Chesapeake Energy Corp.	146,800	4,995,604
	Chevron Corp.	852,500	61,652,800
	ConocoPhillips	639,100	43,011,430
#	CONSOL Energy, Inc.	71,100	2,610,081
	Devon Energy Corp.	171,100	12,553,607
#	El Paso Corp.	269,900	3,940,540
#	EOG Resources, Inc.	94,100	6,636,873
	Exxon Mobil Corp.	2,305,800	177,108,498
#	Halliburton Co.	399,900	13,492,626
#	Hess Corp.	93,600	4,705,272
	Kinder Morgan, Inc.	41,600	4,365,920
	Marathon Oil Corp.	138,900	13,109,382
#	Murphy Oil Corp.	72,500	3,935,300
* #	Nabors Industries, Ltd.	122,600	4,138,976
*	National-Oilwell, Inc.	68,000	4,522,680
	Noble Corp.	53,200	4,109,700
	Occidental Petroleum Corp.	334,100	16,818,594
#	Rowan Companies, Inc.	42,800	1,541,656
#	Schlumberger, Ltd.	459,200	31,446,016
#	Smith International, Inc.	77,800	3,295,608

3

		Shares	Value†
	Sunoco, Inc.	47,800	$3,258,048
#	The Williams Companies, Inc.	231,100	6,415,336
*	Transocean, Inc.	113,400	8,839,530
	Valero Energy Corp.	237,700	13,090,139
* #	Weatherford International, Ltd.	134,200	6,026,922
	XTO Energy, Inc.	141,900	7,180,140
Total Energy			493,814,279

Financials — (17.2%)
	Ace, Ltd.	126,100	7,167,524
	AFLAC, Inc.	192,500	8,496,950
	Allstate Corp.	244,200	15,501,816
	AMBAC Financial Group, Inc.	41,100	3,519,804
#	American Express Co.	471,200	27,668,864
	American International Group, Inc.	1,007,900	70,875,528
	Ameriprise Financial, Inc.	94,500	5,112,450
	AON Corp.	122,000	4,352,960
#	Bank of America Corp.	1,755,400	94,528,290
	Bank of New York Co., Inc.	296,000	10,519,840
#	BB&T Corp.	208,300	8,958,983
	Bear Stearns Companies, Inc.	46,700	7,120,816
	Capital One Financial Corp.	118,710	9,245,135
#	Chicago Mercantile Exchange Holdings, Inc.	13,800	7,391,280
	Chubb Corp.	159,300	8,245,368
	Cincinnati Financial Corp.	67,200	2,975,616
	CIT Group, Inc.	77,100	4,009,971
#	Citigroup, Inc.	1,917,500	95,088,825
	Comerica, Inc.	62,900	3,663,925
#	Commerce Bancorp, Inc.	72,300	2,513,148
	Compass Bancshares, Inc.	50,200	2,868,428
	Countrywide Financial Corp.	237,400	9,429,528
* #	E*TRADE Financial Corp.	165,700	3,988,399
	Federal Home Loan Mortgage Corporation	268,000	17,998,880
	Federal National Mortgage Association	375,400	21,409,062
	Federated Investors, Inc.	35,100	1,164,618
#	Fifth Third Bancorp	216,400	8,532,652
#	First Horizon National Corp.	48,100	1,917,266
	Franklin Resources, Inc.	64,700	6,906,078
#	Genworth Financial, Inc.	176,500	5,789,200
	Hartford Financial Services Group, Inc.	118,000	10,119,680
	Huntington Bancshares, Inc.	92,100	2,238,951
	Janus Capital Group, Inc.	80,200	1,624,852
#	JPMorgan Chase & Co.	1,346,400	62,311,392
	KeyCorp	156,400	5,646,040
	Legg Mason, Inc.	50,900	4,853,824
	Lehman Brothers Holdings, Inc.	208,400	15,352,828
	Lincoln National Corp.	111,400	7,083,926
	Loews Corp.	177,300	7,077,816
#	M&T Bank Corp.	30,100	3,571,064
#	Marsh & McLennan Companies, Inc.	213,500	6,708,170
#	Marshall & Ilsley Corp.	98,600	4,514,894
	MBIA, Inc.	52,300	3,642,695
	Mellon Financial Corp.	159,600	6,420,708
#	Merrill Lynch & Co., Inc.	343,800	30,058,434
	MetLife, Inc.	294,500	17,295,985

4

		Shares	Value†
#	MGIC Investment Corp.	32,800	$1,901,088
	Moody’s Corp.	91,800	6,378,264
	Morgan Stanley	415,800	31,667,328
#	National City Corp.	234,600	8,469,060
	North Fork Bancorporation, Inc.	180,700	5,072,249
	Northern Trust Corp.	72,700	4,140,992
	PNC Financial Services Group	114,200	8,072,798
	Principal Financial Group, Inc.	104,400	6,029,100
	Progressive Corp.	299,500	6,753,725
	Prudential Financial, Inc.	188,100	15,326,388
	Regions Financial Corp.	282,240	10,344,096
	SAFECO Corp.	41,200	2,495,484
	Schwab (Charles) Corp.	401,100	7,356,174
	SLM Corp.	159,000	7,288,560
	Sovereign Bancorp, Inc.	139,100	3,474,718
#	State Street Corp.	128,400	7,977,492
	SunTrust Banks, Inc.	141,500	11,553,475
	Synovus Financial Corp.	125,700	3,773,514
	T. Rowe Price Group, Inc.	101,500	4,397,995
#	The Goldman Sachs Group, Inc.	167,400	32,609,520
	The St. Paul Travelers Companies, Inc.	268,000	13,885,080
	Torchmark Corp.	38,400	2,427,648
	U.S. Bancorp	689,300	23,188,052
	UnumProvident Corp.	132,800	2,719,744
#	Wachovia Corp.	742,476	40,234,774
#	Washington Mutual, Inc.	373,700	16,323,216
#	Wells Fargo & Co.	1,306,000	46,023,440
	XL Capital, Ltd.	69,900	4,971,288
	Zions Bancorporation	41,400	3,239,136
Total Financials			1,003,576,861

Health Care — (10.0%)
	Abbott Laboratories	592,600	27,650,716
	Aetna, Inc.	212,400	8,774,244
#	Allergan, Inc.	58,500	6,819,930
#	AmerisourceBergen Corp.	78,200	3,596,418
* #	Amgen, Inc.	454,000	32,234,000
	Applera Corp. - Applied Biosystems Group	70,700	2,576,308
	Bard (C.R.), Inc.	40,100	3,299,829
*	Barr Laboratories, Inc.	41,200	2,104,496
	Bausch & Lomb, Inc.	20,900	1,011,978
	Baxter International, Inc.	253,000	11,319,220
	Becton Dickinson & Co.	94,900	6,806,228
* #	Biogen Idec, Inc.	133,300	6,966,258
	Biomet, Inc.	95,000	3,591,950
* #	Boston Scientific Corp.	456,900	7,228,158
	Bristol-Myers Squibb Co.	762,700	18,937,841
	Cardinal Health, Inc.	157,300	10,164,726
	Caremark Rx, Inc.	165,600	7,832,880
*	Celgene Corp.	2,400	133,752
#	Cigna Corp.	39,800	5,016,790
*	Coventry Health Care, Inc.	61,600	2,964,808
#	Eli Lilly & Co.	381,400	20,439,226
* #	Express Scripts, Inc.	53,400	3,641,880
*	Forest Laboratories, Inc.	123,300	6,004,710

5

		Shares	Value†
*	Genzyme Corp.	101,400	$6,530,160
*	Gilead Sciences, Inc.	177,200	11,681,024
	Health Management Associates, Inc.	93,200	1,910,600
*	Hospira, Inc.	60,900	1,997,520
* #	Humana, Inc.	64,000	3,462,400
	IMS Health, Inc.	78,200	2,148,154
#	Johnson & Johnson	1,134,500	74,774,895
*	King Pharmaceuticals, Inc.	94,300	1,558,779
*	Laboratory Corp. of America Holdings	48,600	3,440,880
	Manor Care, Inc.	28,600	1,359,072
	McKesson Corp.	116,100	5,735,340
*	Medco Health Solutions, Inc.	114,000	5,723,940
*	Medimmune, Inc.	92,900	3,036,901
	Medtronic, Inc.	445,800	23,239,554
	Merck & Co., Inc.	844,000	37,566,440
* #	Millipore Corp.	20,700	1,416,087
	Mylan Laboratories, Inc.	81,800	1,659,722
*	Patterson Companies, Inc.	53,900	2,000,229
	PerkinElmer, Inc.	48,700	1,055,329
#	Pfizer, Inc.	2,828,000	77,741,720
	Quest Diagnostics, Inc.	62,700	3,333,759
	Schering-Plough Corp.	574,500	12,644,745
*	St. Jude Medical, Inc.	136,800	5,098,536
	Stryker Corp.	115,100	5,969,086
*	Tenet Healthcare Corp.	182,800	1,296,052
* #	Thermo Fisher Scientific, Inc.	157,600	6,907,608
	UnitedHealth Group, Inc.	522,400	25,639,392
*	Waters Corp.	39,700	1,986,588
*	Watson Pharmaceuticals, Inc.	39,600	1,016,532
* #	WellPoint, Inc.	240,400	18,191,068
	Wyeth	521,900	25,197,332
* #	Zimmer Holdings, Inc.	94,100	6,865,536
Total Health Care			581,301,326

Industrials — (9.1%)
#	3M Co.	292,100	23,794,466
* #	Allied Waste Industries, Inc.	98,400	1,247,712
	American Power Conversion Corp.	65,800	1,997,030
#	American Standard Companies, Inc.	67,700	3,033,637
	Avery Dennison Corp.	36,600	2,469,402
#	Boeing Co.	308,300	27,293,799
	Burlington Northern Santa Fe Corp.	140,400	10,552,464
	Caterpillar, Inc.	254,300	15,774,229
	Cintas Corp.	53,000	2,236,600
	Cooper Industries, Ltd.	35,500	3,246,120
	CSX Corp.	172,000	6,167,920
	Cummins, Inc.	20,400	2,446,368
#	Danaher Corp.	91,800	6,712,416
	Deere & Co.	89,700	8,611,200
#	Donnelley (R.R.) & Sons Co.	83,900	2,959,153
	Dover Corp.	78,900	3,968,670
	Eaton Corp.	58,200	4,486,056
	Emerson Electric Co.	158,100	13,707,270
	Equifax, Inc.	49,100	1,865,309
	FedEx Corp.	118,800	13,713,084

6

		Shares	Value†
	Fluor Corp.	34,000	$2,960,720
	General Dynamics Corp.	156,500	11,712,460
#	General Electric Co.	4,004,000	141,261,120
	Goodrich (B.F.) Co.	48,400	2,178,000
#	Honeywell International, Inc.	317,600	13,650,448
#	Illinois Tool Works, Inc.	163,000	7,693,600
	Ingersoll-Rand Co., Ltd. Class A	124,800	4,868,448
	ITT Industries, Inc.	71,600	3,862,820
	L-3 Communications Holdings, Inc.	47,700	3,923,325
#	Lockheed Martin Corp.	138,100	12,491,145
#	Masco Corp.	154,400	4,429,736
*	Monster Worldwide, Inc.	49,800	2,173,770
*	Navistar International Corp.	23,900	764,561
	Norfolk Southern Corp.	160,500	7,904,625
	Northrop Grumman Corp.	133,600	8,941,848
	Paccar, Inc.	96,700	6,314,510
	Pall Corp.	48,400	1,519,276
#	Parker Hannifin Corp.	46,600	3,890,168
	Pitney Bowes, Inc.	85,900	3,959,131
	Raytheon Co.	174,000	8,880,960
	Robert Half International, Inc.	66,400	2,562,376
	Rockwell Automation, Inc.	68,200	4,438,456
	Rockwell Collins, Inc.	66,500	4,011,945
	Ryder System, Inc.	24,000	1,252,080
	Southwest Airlines Co.	304,900	4,789,979
#	Textron, Inc.	49,000	4,775,050
	Tyco International, Ltd.	781,400	23,668,606
	Union Pacific Corp.	104,500	9,459,340
	United Parcel Service, Inc.	419,300	32,671,856
	United Technologies Corp.	392,300	25,315,119
#	W.W. Grainger, Inc.	29,200	2,112,912
#	Waste Management, Inc.	209,600	7,673,456
Total Industrials			532,394,751

Information Technology — (13.2%)
*	ADC Telecommunications, Inc.	45,500	627,445
* #	Adobe Systems, Inc.	224,600	9,013,198
*	Advanced Micro Devices, Inc.	210,400	4,538,328
*	Affiliated Computer Services, Inc. Class A	46,000	2,325,300
*	Agilent Technologies, Inc.	158,500	5,046,640
*	Altera Corp.	139,400	2,772,666
#	Analog Devices, Inc.	136,900	4,451,988
*	Apple Computer, Inc.	329,900	30,245,232
#	Applied Materials, Inc.	538,700	9,685,826
*	Autodesk, Inc.	89,900	3,702,082
#	Automatic Data Processing, Inc.	215,500	10,393,565
*	Avaya, Inc.	177,200	2,264,616
*	BMC Software, Inc.	79,500	2,588,520
*	Broadcom Corp.	181,900	5,971,777
	CA, Inc.	171,700	3,725,890
* #	Ciena Corp.	32,714	822,430
* #	Cisco Sytems, Inc.	2,367,700	63,643,776
* #	Citrix Systems, Inc.	71,300	2,049,162
*	Computer Sciences Corp.	66,600	3,476,520
*	Compuware Corp.	136,600	1,146,074

7

		Shares	Value†
*	Comverse Technology, Inc.	78,300	$1,528,416
*	Convergys Corp.	53,900	1,300,068
*	Corning, Inc.	605,000	13,043,800
* #	Dell, Inc.	881,100	24,001,164
* #	eBay, Inc.	455,600	14,738,660
* #	Electronic Arts, Inc.	118,900	6,640,565
	Electronic Data Systems Corp.	200,800	5,449,712
*	EMC Corp.	891,500	11,687,565
	Fidelity National Information Services, Inc.	63,100	2,517,690
#	First Data Corp.	296,800	7,494,200
*	Fiserv, Inc.	67,600	3,455,036
*	Freescale Semiconductor, Inc. Class B	157,300	6,280,989
* #	Google, Inc.	82,600	40,054,392
	Hewlett-Packard Co.	1,062,300	41,918,358
#	Intel Corp.	2,237,100	47,762,085
#	International Business Machines Corp.	590,300	54,260,376
*	Intuit, Inc.	132,500	4,171,100
	Jabil Circuit, Inc.	71,600	2,030,576
* #	JDS Uniphase Corp.	81,737	1,510,500
* #	Juniper Networks, Inc.	219,400	4,671,026
#	KLA-Tencor Corp.	77,200	3,988,924
*	Lexmark International, Inc.	38,900	2,683,322
#	Linear Technology Corp.	116,800	3,753,952
*	LSI Logic Corp.	155,000	1,652,300
*	Lucent Technologies, Inc.	1,738,400	4,485,072
#	Maxim Integrated Products, Inc.	124,400	3,916,112
*	Micron Technology, Inc.	283,100	4,133,260
#	Microsoft Corp.	3,350,000	98,255,500
#	Molex, Inc.	54,900	1,756,800
	Motorola, Inc.	950,300	21,068,151
	National Semiconductor Corp.	115,500	2,793,945
*	NCR Corp.	69,900	2,999,409
*	Network Appliance, Inc.	144,400	5,661,924
*	Novell, Inc.	131,500	825,820
* #	Novellus Systems, Inc.	47,800	1,492,316
*	Nvidia Corp.	136,700	5,056,533
* #	Oracle Corp.	1,564,400	29,770,532
*	Parametric Technology Corp.	43,300	838,288
	Paychex, Inc.	131,300	5,174,533
* #	PMC-Sierra, Inc.	81,100	617,171
*	QLogic Corp.	61,800	1,375,050
#	Qualcomm, Inc.	640,700	23,443,213
	Sabre Holdings Corp.	51,100	1,401,673
*	Sandisk Corp.	87,300	3,876,120
*	Sanmina-SCI Corp.	206,700	764,790
*	Solectron Corp.	354,700	1,181,151
*	Sun Microsystems, Inc.	1,361,100	7,377,162
*	Symantec Corp.	383,700	8,134,440
	Symbol Technologies, Inc.	98,500	1,459,770
	Tektronix, Inc.	32,500	993,200
*	Tellabs, Inc.	173,600	1,742,944
*	Teradyne, Inc.	76,400	1,138,360
	Texas Instruments, Inc.	594,400	17,564,520
*	Unisys Corp.	133,300	961,093
*	VeriSign, Inc.	95,100	2,483,061

8

		Shares	Value†
*	Western Union Co.	296,800	$6,767,040
*	Xerox Corp.	379,400	6,260,100
#	Xilinx, Inc.	131,800	3,532,240
*	Yahoo!, Inc.	482,100	13,011,879
Total Information Technology			767,398,983

Materials — (2.5%)
	Air Products & Chemicals, Inc.	85,500	5,911,470
#	Alcoa, Inc.	336,200	10,479,354
#	Allegheny Technologies, Inc.	39,000	3,496,350
	Ashland, Inc.	24,500	1,656,445
#	Ball Corp.	40,400	1,727,504
	Bemis Co., Inc.	40,700	1,389,091
	Dow Chemical Co.	372,100	14,887,721
	DuPont (E.I.) de Nemours & Co., Inc.	357,500	16,777,475
	Eastman Chemical Co.	31,900	1,894,222
	Ecolab, Inc.	69,300	3,073,455
	Freeport-McMoRan Copper & Gold, Inc. Class B	76,200	4,790,694
*	Hercules, Inc.	44,000	819,720
	International Flavors & Fragrances, Inc.	30,600	1,441,566
	International Paper Co.	176,300	5,835,530
	MeadWestavco Corp.	70,300	2,073,850
#	Monsanto Co.	210,500	10,118,735
	Newmont Mining Corp.	174,400	8,181,104
	Nucor Corp.	119,600	7,158,060
*	Pactiv Corp.	53,500	1,843,075
	Phelps Dodge Corp.	79,100	9,729,300
	PPG Industries, Inc.	64,100	4,121,630
	Praxair, Inc.	125,000	7,800,000
	Rohm & Haas Co.	55,700	2,908,654
	Sealed Air Corp.	31,400	1,868,614
	Sigma-Aldrich Corp.	25,700	1,956,027
	Temple-Inland, Inc.	42,200	1,650,020
	United States Steel Corp.	47,700	3,567,483
#	Vulcan Materials Co.	37,400	3,318,128
	Weyerhaeuser Co.	95,500	6,176,940
Total Materials			146,652,217

Real Estate Investment Trusts — (1.0%)
	Apartment Investment & Management Co. Class A	37,800	2,178,792
#	Archstone-Smith Trust	83,100	4,984,338
#	Boston Properties, Inc.	44,300	5,185,315
*	CB Richard Ellis Group, Inc.	1,100	36,223
#	Equity Office Properties Trust	135,800	6,545,560
#	Equity Residential	112,800	6,007,728
	Kimco Realty Corp.	84,000	3,895,920
	Plum Creek Timber Co., Inc.	69,500	2,589,570
	ProLogis	95,100	6,197,667
#	Public Storage, Inc.	47,000	4,525,160
*	Realogy Corp.	82,800	2,160,252
#	Simon Property Group, Inc.	85,800	8,749,884
#	Vornado Realty Trust	47,300	5,965,003
Total Real Estate Investment Trusts			59,021,412

9

		Shares	Value†
Telecommunication Services — (2.9%)
#	Alltel Corp.	150,500	$8,539,370
#	AT&T, Inc.	1,506,500	51,085,415
#	BellSouth Corp.	704,300	31,404,737
	CenturyTel, Inc.	45,200	1,923,260
#	Citizens Communications Co.	124,400	1,762,748
	Embarq Corp.	57,800	2,973,810
* #	Qwest Communications International, Inc.	620,700	4,773,183
#	Sprint Nextel Corp.	1,158,700	22,606,237
#	Verizon Communications, Inc.	1,124,300	39,283,042
	Windstream Corp.	183,900	2,563,566
Total Telecommunication Services			166,915,368

Utilities — (2.9%)
* #	AES Corp.	256,500	5,994,405
*	Allegheny Energy, Inc.	63,800	2,830,168
#	Ameren Corp.	79,800	4,365,858
	American Electric Power Co., Inc.	152,800	6,342,728
#	CenterPoint Energy, Inc.	120,900	1,976,715
* #	CMS Energy Corp.	85,900	1,392,439
#	Consolidated Edison, Inc.	95,600	4,609,832
	Constellation Energy Group	69,700	4,782,117
#	Dominion Resources, Inc.	136,900	11,053,306
#	DTE Energy Co.	68,900	3,244,501
#	Duke Energy Corp.	486,000	15,415,920
*	Dynegy, Inc.	146,700	996,093
	Edison International	126,400	5,811,872
	Entergy Corp.	80,800	7,378,656
	Exelon Corp.	259,700	15,771,581
	FirstEnergy Corp.	127,900	7,653,536
#	FPL Group, Inc.	156,900	8,362,770
	KeySpan Corp.	67,900	2,785,937
#	Nicor, Inc.	17,300	857,215
#	NiSource, Inc.	105,800	2,609,028
#	Peoples Energy Corp.	14,900	646,511
#	PG&E Corp.	135,000	6,200,550
#	Pinnacle West Capital Corp.	38,600	1,904,524
	PPL Corp.	147,800	5,372,530
	Progress Energy, Inc.	98,300	4,695,791
	Public Service Enterprise Group, Inc.	97,600	6,560,672
#	Sempra Energy	101,300	5,520,850
#	Southern Co.	287,900	10,436,375
	TECO Energy, Inc.	81,000	1,376,190
#	TXU Corp.	178,900	10,267,071
	Xcel Energy, Inc.	157,500	3,616,200
Total Utilities			170,831,941

TOTAL COMMON STOCKS			4,876,285,416

10

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (16.3%)

@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $973,173,393 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA, rates ranging from 5.215%(r) to 6.875%(r), maturities ranging from 02/01/35 to 12/01/44, valued at $812,761,464) to be repurchased at $789,204,971	$789,089	$789,088,800

@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $104,025,000 FHLB Bonds 4.000%, 04/25/07 & 5.125%, 11/28/08, valued at $103,879,087) to be repurchased at $99,826,549	99,812	99,811,854

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $77,790,000 FNMA 5.50%, 02/01/35, valued at $61,778,342) to be repurchased at $60,873,775	60,865	60,865,000

TOTAL TEMPORARY CASH INVESTMENTS		949,765,654

TOTAL INVESTMENTS - (100.0%)
(Cost $4,216,671,925)		$5,826,051,070

See accompanying Notes to Financial Statements.

11

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
#	American Greetings Corp. Class A	211,200	$5,028,672
# *	AutoNation, Inc.	2,057,600	42,407,136
	Belo Corp. Class A	469,164	8,538,785
# *	Big Lots, Inc.	253,500	5,655,585
#	Blockbuster, Inc. Class A	83,900	441,314
#	Borders Group, Inc.	34,000	778,600
	BorgWarner, Inc.	201,600	11,652,480
	CBS Corp. Class B	5,526,406	164,410,578
	Centex Corp.	617,300	34,161,382
	Circuit City Stores, Inc.	171,000	4,268,160
	Clear Channel Communications, Inc.	1,942,666	68,304,137
# *	Comcast Corp. Class A	7,694,495	311,319,268
# *	Comcast Corp. Special Class A Non-Voting	927,100	37,343,588
#	Dillards, Inc. Class A	586,600	20,865,362
*	Discovery Holding Co. Class A	1,031,790	15,827,659
#	Disney (Walt) Co.	421,620	13,934,541
# *	Expedia, Inc.	1,173,351	21,319,788
	Federated Department Stores, Inc.	1,514,630	63,750,777
	Foot Locker, Inc.	56,700	1,298,430
#	Ford Motor Co.	9,707,400	78,921,162
	Gannett Co., Inc.	109,000	6,487,680
#	General Motors Corp.	4,355,200	127,302,496
# *	Goodyear Tire & Rubber Co.	203,900	3,435,715
	Harrah’s Entertainment, Inc.	187,053	14,721,071
	Hearst-Argyle Television, Inc.	347,900	8,780,996
	Horton (D.R.), Inc.	1,158,529	30,863,213
# *	IAC/InterActiveCorp	2,076,951	75,787,942
*	Idearc, Inc.	242,765	6,685,748
	Jones Apparel Group, Inc.	224,900	7,556,640
	Lennar Corp. Class A	58,500	3,071,250
# *	Liberty Global, Inc. Class A	313,805	8,463,321
*	Liberty Global, Inc. Series C	343,805	8,993,939
*	Liberty Media Holding Corp. Capital Class A	960,679	84,462,898
*	Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188
*	Live Nation, Inc.	242,833	5,206,339
#	MDC Holdings, Inc.	97,300	5,558,749
# *	MGM Mirage	716,400	38,520,828
# *	Mohawk Industries, Inc.	186,200	14,417,466
	News Corp. Class A	35,876	739,046
#	OfficeMax, Inc.	388,600	18,291,402
#	Pulte Homes, Inc.	619,900	20,915,426
*	Radio One, Inc. Class D	45,200	293,348
#	Saks, Inc.	995,050	20,418,426
	Service Corp. International	404,100	3,988,467

1

		Shares	Value†

#	Time Warner, Inc.	18,098,380	$364,501,373
# *	Toll Brothers, Inc.	389,200	12,532,240
#	Tribune Co.	1,892,955	60,195,969
*	TRW Automotive Holdings Corp.	69,200	1,718,928
# *	Univision Communications, Inc. Class A	1,074,200	38,230,778
# *	Viacom, Inc. Class B	3,132,050	117,483,195
*	Wyndham Worldwide Corp.	700,560	22,235,774
Total Consumer Discretionary			2,133,622,255

Consumer Staples — (4.2%)
	Archer-Daniels-Midland Co.	2,298,560	80,679,456
#	Coca-Cola Enterprises, Inc.	3,591,772	73,451,737
	Corn Products International, Inc.	490,400	17,811,328
	Del Monte Foods Co.	831,041	9,382,453
	J. M. Smucker Co.	375,302	18,044,520
#	Kraft Foods, Inc.	3,003,000	105,255,150
	PepsiAmericas, Inc.	210,900	4,395,156
#	Reynolds American, Inc.	358,352	23,020,532
# *	Rite Aid Corp.	969,800	4,606,550
*	Smithfield Foods, Inc.	810,900	21,391,542
	Supervalu, Inc.	1,433,342	49,106,297
#	Tyson Foods, Inc. Class A	1,890,259	30,036,215
	Weis Markets, Inc.	11,500	464,830
Total Consumer Staples			437,645,766

Energy — (7.6%)
	Anadarko Petroleum Corp.	3,531,056	174,292,924
	Apache Corp.	2,120,890	148,313,838
#	Chesapeake Energy Corp.	2,570,038	87,458,393
	ConocoPhillips	440,800	29,665,840
	Devon Energy Corp.	593,200	43,523,084
*	Forest Oil Corp.	482,300	17,140,942
#	Hess Corp.	1,777,596	89,359,751
	Marathon Oil Corp.	753,902	71,153,271
# *	Mariner Energy, Inc.	261,080	5,469,626
# *	Newfield Exploration Co.	205,600	10,232,712
#	Overseas Shipholding Group, Inc.	290,600	16,726,936
	Pioneer Natural Resources Co.	797,598	34,735,393
	Pogo Producing Co.	453,500	23,999,220
*	SEACOR Holdings, Inc.	173,600	16,347,912
#	Tidewater, Inc.	424,500	23,487,585
Total Energy			791,907,427

Financials — (26.2%)
*	Allegheny Corp.	33,387	11,438,386
#	Allstate Corp.	1,791,600	113,730,768
	AMBAC Financial Group, Inc.	707,295	60,572,744
	American Financial Group, Inc.	597,200	31,179,812
	American National Insurance Co.	72,552	8,283,262
# *	AmeriCredit Corp.	395,300	9,269,785
#	Bear Stearns Companies, Inc.	373,770	56,992,450
#	Capital One Financial Corp.	331,830	25,842,920
	Chubb Corp.	906,400	46,915,264
	Cincinnati Financial Corp.	1,347,289	59,657,957
	CIT Group, Inc.	1,345,312	69,969,677

2

		Shares	Value†

# *	CNA Financial Corp.	1,903,682	$73,291,757
	Commerce Group, Inc.	315,600	9,628,956
# *	Conseco, Inc.	408,000	8,115,120
	Countrywide Financial Corp.	4,574,013	181,679,796
	Fidelity National Financial, Inc.	917,259	20,766,744
#	First American Corp.	733,000	28,301,130
	First Citizens BancShares, Inc.	10,300	2,055,365
	Hanover Insurance Group, Inc.	394,266	18,680,323
	Hartford Financial Services Group, Inc.	1,173,900	100,673,664
#	Janus Capital Group, Inc.	1,580,900	32,029,034
#	JPMorgan Chase & Co.	2,244,400	103,870,832
	KeyCorp	941,600	33,991,760
	Lincoln National Corp.	839,526	53,385,458
	Loews Corp.	3,810,402	152,111,248
#	MBIA, Inc.	1,035,550	72,126,057
#	MetLife, Inc.	5,456,798	320,477,747
#	MGIC Investment Corp.	665,947	38,598,288
	Nationwide Financial Services, Inc.	398,602	20,727,304
#	New York Community Bancorp, Inc.	2,294,600	37,080,736
	North Fork Bancorporation, Inc.	2,564,611	71,988,631
#	Odyssey Re Holdings Corp.	183,900	6,486,153
	Ohio Casualty Corp.	370,700	10,828,147
	Old Republic International Corp.	1,749,354	39,447,933
	PMI Group, Inc.	682,600	29,563,406
#	Principal Financial Group, Inc.	1,210,200	69,889,050
	Protective Life Corp.	554,900	26,202,378
	Prudential Financial, Inc.	1,887,800	153,817,944
#	Radian Group, Inc.	604,042	32,141,075
#	Reinsurance Group of America, Inc.	461,100	25,438,887
	SAFECO Corp.	538,400	32,610,888
#	South Financial Group, Inc.	551,433	14,331,744
#	Sovereign Bancorp, Inc.	1,777,636	44,405,347
	StanCorp Financial Group, Inc.	226,000	10,262,660
#	The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341
	Torchmark Corp.	127,200	8,041,584
	Transatlantic Holdings, Inc.	23,493	1,453,747
	Unitrin, Inc.	503,679	24,639,977
	UnumProvident Corp.	2,275,789	46,608,159
#	Washington Mutual, Inc.	289,481	12,644,530
	Webster Financial Corp.	124,200	5,933,034
	Wesco Financial Corp.	18,350	8,808,000
Total Financials			2,748,342,959

Health Care — (1.5%)
#	AmerisourceBergen Corp.	241,600	11,111,184
*	Invitrogen Corp.	364,024	20,028,600
*	Medco Health Solutions, Inc.	630,400	31,652,384
# *	Millennium Pharmaceuticals, Inc.	2,100,300	23,628,375
	PerkinElmer, Inc.	66,800	1,447,556
# *	Tenet Healthcare Corp.	1,547,300	10,970,357
*	Triad Hospitals, Inc.	661,800	28,139,736
	UnitedHealth Group, Inc.	267,740	13,140,679
*	Watson Pharmaceuticals, Inc.	639,200	16,408,264
Total Health Care			156,527,135

3

		Shares	Value†

Industrials — (10.8%)
# *	AGCO Corp.	686,324	$21,433,898
#	Alexander & Baldwin, Inc.	141,705	6,256,276
# *	Allied Waste Industries, Inc.	2,767,676	35,094,132
	Avis Budget Group, Inc.	302,880	6,196,925
	Burlington Northern Santa Fe Corp.	2,217,073	166,635,207
#	CSX Corp.	3,357,304	120,392,921
#	Curtiss-Wright Corp.	54,260	1,928,943
#	GATX Corp.	396,400	18,305,752
	IKON Office Solutions, Inc.	396,000	6,403,320
# *	Kansas City Southern	565,600	15,299,480
	Laidlaw International, Inc.	609,595	17,708,735
	Norfolk Southern Corp.	3,179,102	156,570,773
#	Northrop Grumman Corp.	2,629,984	176,024,829
	Raytheon Co.	1,311,300	66,928,752
	Ryder System, Inc.	473,200	24,686,844
	Southwest Airlines Co.	5,171,620	81,246,150
	Steelcase, Inc. Class A	45,200	800,040
#	Union Pacific Corp.	2,098,000	189,910,960
# *	YRC Worldwide, Inc.	451,644	17,501,205
Total Industrials			1,129,325,142

Information Technology — (4.5%)
*	3Com Corp.	1,041,900	4,365,561
*	Advanced Micro Devices, Inc.	162,200	3,498,654
*	Andrew Corp.	1,010,012	10,069,820
*	Applied Micro Circuits Corp.	213,200	746,200
*	Arrow Electronics, Inc.	462,600	14,692,176
*	Avnet, Inc.	993,500	24,628,865
#	AVX Corp.	514,600	7,996,884
# *	Ciena Corp.	69,942	1,758,342
*	Computer Sciences Corp.	1,404,843	73,332,805
*	Compuware Corp.	956,430	8,024,448
*	Convergys Corp.	195,700	4,720,284
	Electronic Data Systems Corp.	2,006,400	54,453,696
*	Fairchild Semiconductor Corp. Class A	43,100	703,392
#	Fidelity National Information Services, Inc.	408,162	16,285,664
*	Ingram Micro, Inc.	1,268,268	25,847,302
*	Integrated Device Technology, Inc.	1,467,100	24,207,150
	Intersil Corp.	1,063,398	26,340,368
# *	JDS Uniphase Corp.	136,962	2,531,058
*	Lucent Technologies, Inc.	1,193,800	3,080,004
*	Micron Technology, Inc.	3,962,557	57,853,332
	Sabre Holdings Corp.	36,600	1,003,938
*	Sanmina-SCI Corp.	3,903,000	14,441,100
*	Solectron Corp.	6,597,363	21,969,219
*	Sun Microsystems, Inc.	2,143,700	11,618,854
# *	Tech Data Corp.	390,411	16,326,988
*	Tellabs, Inc.	1,640,656	16,472,186
*	Unisys Corp.	729,900	5,262,579
*	VeriSign, Inc.	166,300	4,342,093
# *	Vishay Intertechnology, Inc.	1,302,016	17,056,410
*	Xerox Corp.	75,000	1,237,500
Total Information Technology			474,866,872

4

		Shares	Value†

Materials — (3.4%)
	Ashland, Inc.	540,111	$36,516,905
#	Bowater, Inc.	211,700	4,615,060
	Chemtura Corp.	21,500	208,120
#	Cytec Industries, Inc.	133,300	7,108,889
#	International Paper Co.	1,215,775	40,242,152
	Louisiana-Pacific Corp.	696,900	14,704,590
	Lubrizol Corp.	182,000	8,615,880
	Lyondell Chemical Co.	308,300	7,615,010
#	MeadWestavco Corp.	1,364,831	40,262,514
# *	Owens-Illinois, Inc.	212,900	4,023,810
	Phelps Dodge Corp.	328,470	40,401,810
# *	Smurfit-Stone Container Corp.	1,740,228	18,672,646
	Tronox, Inc. Class B	92,517	1,375,728
	Valhi, Inc.	155,700	4,158,747
	Weyerhaeuser Co.	1,877,300	121,423,764
#	Worthington Industries, Inc.	133,200	2,464,200
Total Materials			352,409,825

Real Estate Investment Trusts — (0.2%)
*	Realogy Corp.	957,450	24,979,870

Telecommunication Services — (5.2%)
#	AT&T, Inc.	8,333,818	282,599,768
# *	Level 3 Communications, Inc.	195,500	1,043,970
# *	Qwest Communications International, Inc.	2,000,600	15,384,614
#	Sprint Nextel Corp.	1,618,800	31,582,788
#	Telephone & Data Systems, Inc.	419,597	21,676,381
	Telephone & Data Systems, Inc. Special Shares	179,500	8,642,925
*	United States Cellular Corp.	272,525	18,346,383
	Verizon Communications, Inc.	4,855,300	169,644,182
Total Telecommunication Services			548,921,011

TOTAL COMMON STOCKS			8,798,548,262

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000

TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931

TOTAL INVESTMENTS - (100.0%) (Cost $8,614,396,073)		$10,486,095,193

See accompanying Notes to Financial Statements.

5

THE U.S. SMALL CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (89.2%)
Consumer Discretionary — (18.9%)
*	4Kids Entertainment, Inc.	415,041	$7,441,685
*	99 Cents Only Stores	1,992,500	22,017,125
* #	A.C. Moore Arts & Crafts, Inc.	317,685	6,769,867
*	Acme Communications, Inc.	471,611	2,490,106
*	Advanced Marketing Services, Inc.	214,900	623,210
*	Aftermarket Technology Corp.	46,854	909,905
*	All American Semiconductor, Inc.	69,473	221,619
*	Alloy, Inc.	396,695	4,796,043
	Ambassadors International, Inc.	160,757	6,502,621
#	American Axle & Manufacturing Holdings, Inc.	1,780,700	32,586,810
*	American Biltrite, Inc.	56,400	567,384
	American Greetings Corp. Class A	1,875,200	44,648,512
* #	America’s Car-Mart, Inc.	38,899	439,948
*	AMS Health Sciences, Inc.	11,000	5,830
*	Applica, Inc.	800,900	4,517,076
*	Arlington Hospitality, Inc.	24,100	78
#	ArvinMeritor, Inc.	2,117,200	36,648,732
	Asbury Automotive Group, Inc.	966,002	22,739,687
*	Ashworth, Inc.	436,489	3,055,423
*	Audiovox Corp. Class A	667,217	9,240,955
* #	Avatar Holdings, Inc.	115,651	8,252,855
*	Aztar Corp.	261,400	14,097,302
*	Ballantyne of Omaha, Inc.	59,400	272,646
* #	Bally Total Fitness Holding Corp.	1,327,900	3,133,844
#	Bandag, Inc.	301,219	13,307,855
	Bandag, Inc. Class A	110,900	4,136,570
*	Barry (R.G.) Corp.	140,044	1,008,317
	Bassett Furniture Industries, Inc.	387,775	6,863,617
	Beasley Broadcast Group, Inc.	91,485	650,458
* #	Big Lots, Inc.	2,468,510	55,072,458
*	Birks & Mayors, Inc.	25,319	184,322
	Blair Corp.	91,711	2,801,771
#	Blockbuster, Inc. Class A	2,919,774	15,358,011
*	Blockbuster, Inc. Class B	932,200	4,567,780
*	Bluegreen Corp.	1,017,898	13,853,592
	Bob Evans Farms, Inc.	1,221,132	41,481,854
*	Bombay Co., Inc.	1,202,540	1,683,556
#	Bon-Ton Stores, Inc.	313,069	11,705,650
	Books-A-Million, Inc.	86,728	1,819,553
#	Borders Group, Inc.	1,137,857	26,056,925
	Bowl America, Inc. Class A	32,422	486,330
*	Boyds Collection, Ltd. - Old	5,017	2,759
	Brown Shoe Company, Inc.	19,250	913,220
*	Buca, Inc.	612,329	2,755,480

1

		Shares	Value†
*	California Coastal Communities, Inc.	260,792	$5,395,786
	Callaway Golf Co.	1,031,700	15,238,209
#	Carmike Cinemas, Inc.	179,801	3,543,878
*	Carriage Services, Inc.	539,500	2,773,030
*	Catalina Lighting, Inc.	21,640	168,792
*	Cavalier Homes, Inc.	359,640	1,168,830
*	Championship Auto Racing Teams, Inc.	4,800	0
*	Champps Entertainment, Inc.	412,729	2,682,738
* #	Charming Shoppes, Inc.	3,127,461	42,314,547
* #	Charter Communications, Inc.	114,800	338,660
*	Chromcraft Revington, Inc.	14,010	115,302
	Churchill Downs, Inc.	18,236	729,075
	Citadel Broadcasting Co.	1,614,924	15,357,927
#	Coachmen Industries, Inc.	537,400	5,889,904
	Coast Distribution System, Inc.	130,900	1,041,964
	Cobra Electronics Corp.	94,270	964,382
	Collectors Universe, Inc.	113,971	1,499,858
* #	Comstock Homebuilding Companies, Inc.	112,650	573,388
*	Concord Camera Corp.	156,560	704,520
*	Congoleum Corp. Class A	95,600	160,608
#	Cooper Tire & Rubber Co.	1,979,900	26,194,077
* #	Cost Plus, Inc.	147,253	1,585,915
*	Cost-U-Less, Inc.	30,541	255,017
*	Cox Radio, Inc.	1,086,000	17,267,400
	CSS Industries, Inc.	279,850	8,636,171
*	Culp, Inc.	360,918	1,779,326
* #	Cumulus Media, Inc. Class A	1,679,642	17,048,366
	Cutter & Buck, Inc.	334,442	3,371,175
*	Cybex International, Inc.	94,117	609,878
	Decorator Industries, Inc.	24,832	211,693
*	dELiA*s, Inc.	206,215	1,911,613
	Delta Apparel, Inc.	227,910	4,065,914
*	Delta Woodside Industries, Inc.	100,600	1,056
*	Diedrich Coffee, Inc.	5,463	19,011
*	Dixie Group, Inc.	360,899	5,020,105
* #	Dominion Homes, Inc.	222,966	1,299,892
*	Dorman Products, Inc.	354,362	3,658,788
	Dover Motorsports, Inc.	524,700	2,775,663
*	drugstore.com, Inc.	208,094	701,277
*	Duckwall-ALCO Stores, Inc.	113,400	4,514,454
* #	Dura Automotive Systems, Inc.	616,374	246,550
*	ELXSI Corp.	27,500	64,625
*	EMAK Worldwide, Inc.	50	305
*	Emerson Radio Corp.	169,012	545,909
	Emmis Communications Corp. Class A	426,314	3,602,353
*	Enesco Group, Inc.	456,300	123,201
	Entercom Communications Corp.	982,203	26,470,371
*	Entravision Communications Corp.	2,213,898	15,851,510
* #	Escala Group, Inc.	282,950	1,355,330
*	Factory Card & Party Outlet Corp.	7,906	58,939
*	Fairchild Corp. Class A	686,629	1,579,247
#	Fedders Corp.	46,766	57,055
	Federal Screw Works	3,125	44,922
* #	Federal-Mogul Corp.	823,500	337,635
	Finish Line, Inc. Class A	205,686	2,867,263

2

		Shares	Value†
*	Finlay Enterprises, Inc.	216,900	$1,752,552
	Flanigan’s Enterprises, Inc.	56	642
	Flexsteel Industries, Inc.	106,538	1,342,379
*	Footstar, Inc.	501,800	3,060,980
*	Franklin Covey Co.	330,645	1,934,273
*	Franklin Electronic Publishers, Inc.	116,600	227,370
#	Fred’s, Inc.	1,199,189	14,138,438
	Frisch’s Restaurants, Inc.	6,020	158,266
#	Furniture Brands International, Inc.	1,913,836	32,956,256
*	GameTech International, Inc.	50,675	542,729
* #	Gander Mountain Co.	154,541	1,234,783
*	Gaylord Entertainment Co.	1,121,885	54,860,176
*	G-III Apparel Group, Ltd.	94,901	1,436,801
*	Gottschalks, Inc.	267,312	2,996,568
	Gray Television, Inc.	1,489,550	9,354,374
	Gray Television, Inc. Class A	40,050	291,163
*	Great Wolf Resorts, Inc.	141,400	1,824,060
#	Group 1 Automotive, Inc.	787,100	40,134,229
*	Hampshire Group, Ltd.	38,100	632,460
#	Hancock Fabrics, Inc.	533,200	1,700,908
	Handleman Co.	723,777	5,710,601
*	Harolds Stores, Inc.	2,000	1,000
*	Harris Interactive, Inc.	1,764,056	8,449,828
*	Hartmarx Corp.	998,300	6,568,814
*	Hastings Entertainment, Inc.	363,770	2,637,332
	Haverty Furniture Co., Inc.	589,100	8,212,054
*	Hayes Lemmerz International, Inc.	469,175	1,102,561
*	Hollywood Media Corp.	278,700	1,164,966
	ILX Resorts, Inc.	84,634	820,950
*	Image Entertainment, Inc.	48,350	169,225
*	Interface, Inc. Class A	21,261	315,938
*	International Textile Group, Inc.	1,155	15,823
*	Interstate Hotels & Resorts, Inc.	709,625	5,527,979
*	ION Media Networks, Inc.	455,700	309,876
	J. Alexander’s Corp.	122,100	1,062,270
*	Jaclyn, Inc.	27,400	280,850
*	Jakks Pacific, Inc.	895,220	19,560,557
* #	Jo-Ann Stores, Inc.	777,400	15,338,102
*	Johnson Outdoors, Inc.	177,149	3,224,112
	Journal Communications, Inc. Class A	40,300	477,152
*	K2, Inc.	1,649,110	22,295,967
#	Kellwood Co.	974,517	30,453,656
	Kimball International, Inc. Class B	762,052	18,281,627
*	Kirkland’s, Inc.	13,100	60,391
*	LaCrosse Footwear, Inc.	39,063	500,397
*	Lakeland Industries, Inc.	40,877	570,234
* #	Lakes Entertainment, Inc.	249,859	2,373,660
	Landry’s Restaurants, Inc.	914,335	25,829,964
*	Lazare Kaplan International, Inc.	147,900	1,249,755
#	La-Z-Boy, Inc.	1,895,397	22,327,777
#	Lear Corp.	1,216,773	37,659,124
*	Lenox Group, Inc.	428,700	2,615,070
#	Levitt Corp. Class A	340,400	4,241,384
#	Libbey, Inc.	356,597	4,161,487
*	Lin TV Corp.	831,550	7,525,527

3

		Shares	Value†
	Lithia Motors, Inc. Class A	523,675	$13,542,235
*	Lodgenet Entertainment Corp.	26,000	614,900
*	Lodgian, Inc.	730,047	10,476,174
	Lone Star Steakhouse & Saloon, Inc.	670,176	18,456,647
*	Luby’s, Inc.	52,700	579,700
#	M/I Homes, Inc.	466,751	17,400,477
*	Mace Security International, Inc.	140,141	337,740
* #	Magna Entertainment Corp.	155,700	689,751
*	MarineMax, Inc.	165,200	4,437,272
	McRae Industries, Inc. Class A	30,653	372,434
*	Meade Instruments Corp.	663,220	1,372,865
	Media General, Inc. Class A	252,000	9,311,400
*	Merisel, Inc.	3,600	14,400
	Modine Manufacturing Co.	866,027	21,304,264
	Monaco Coach Corp.	1,011,500	13,058,465
	Movado Group, Inc.	492,000	12,304,920
#	Movie Gallery, Inc.	63,013	178,957
* #	Multimedia Games, Inc.	674,933	6,317,373
	National Presto Industries, Inc.	147,551	9,075,862
*	National RV Holdings, Inc.	283,350	963,390
*	Nature Vision, Inc.	2,100	12,663
*	Nitches, Inc.	12,141	73,939
*	Nobel Learning Communities, Inc.	81,118	846,872
*	Odd Job Stores, Inc.	175,300	19,283
#	Orleans Homebuilders, Inc.	49,800	712,638
*	O’Charleys, Inc.	748,117	15,037,152
*	P & F Industries, Inc. Class A	210	2,182
* #	Palm Harbor Homes, Inc.	211,530	2,902,192
*	Payless ShoeSource, Inc.	1,251,600	39,037,404
*	PC Mall, Inc.	265,074	2,496,997
*	Perry Ellis International, Inc.	334,544	12,695,945
*	Phoenix Footwear Group, Inc.	200,224	836,936
	Pier 1 Imports, Inc.	315,000	2,094,750
*	Point.360	13,200	22,572
*	Pomeroy IT Solutions, Inc.	410,104	3,034,770
*	Proliance International, Inc.	362,942	1,353,774
*	ProQuest Co.	29,200	404,420
*	QEP Co., Inc.	31,332	205,851
* #	Quaker Fabric Corp.	552,928	508,694
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	686,483	1,208,210
*	Radio One, Inc. Class D	778,445	5,052,108
*	RC2 Corp.	542,313	23,248,958
*	RCN Corp.	1,038,158	31,207,029
* #	Reading International, Inc. Class A	210,199	1,753,060
*	Reading International, Inc. Class B	14,460	119,295
*	Red Lion Hotels Corp.	442,400	5,441,520
*	Regent Communications, Inc.	1,362,067	4,249,649
*	Rex Stores Corp.	345,550	5,805,240
*	Riviera Holdings Corp.	16,500	372,075
*	Rockford Corp.	252,100	428,570
*	Rocky Brands, Inc.	60,968	860,258
	Russ Berrie & Co., Inc.	333,838	5,358,100
	S&K Famous Brands, Inc.	77,400	1,006,200
*	Saga Communications, Inc. Class A	200,000	1,786,000

4

		Shares	Value†
* #	Salton, Inc.	417,200	$1,172,332
*	Schieb (Earl), Inc.	74,400	264,120
*	Scholastic Corp.	1,287,393	42,895,935
* #	Sharper Image Corp.	418,841	4,058,569
*	Shiloh Industries, Inc.	390,146	6,499,832
*	Shoe Carnival, Inc.	424,314	11,439,505
*	Silverleaf Resorts, Inc.	30,400	122,816
	Sinclair Broadcast Group, Inc. Class A	1,324,074	13,174,536
* #	Six Flags, Inc.	3,312,300	17,919,543
	Skyline Corp.	177,500	7,435,475
*	Smith & Wollensky Restaurant Group, Inc.	165,363	813,586
#	Sonic Automotive, Inc.	1,228,493	35,061,190
* #	Source Interlink Companies, Inc.	1,575,906	14,057,082
*	Spanish Broadcasting System, Inc.	615,506	2,603,590
*	SPAR Group, Inc.	4,600	5,980
*	Sport Chalet, Inc. Class A	111,489	1,064,720
*	Sport Chalet, Inc. Class B	11,475	110,160
	Sport-Haley, Inc.	62,300	287,203
	Stage Stores, Inc.	804,738	26,588,544
	Standard Motor Products, Inc.	673,350	9,278,763
	Star Buffet, Inc.	7,100	62,764
*	Steinway Musical Instruments, Inc.	257,800	7,527,760
	Stewart Enterprises, Inc.	3,455,054	22,112,346
*	Stoneridge, Inc.	657,700	4,761,748
*	Strattec Security Corp.	4,001	173,563
	Stride Rite Corp.	1,127,600	17,624,388
	Sturm Ruger & Co., Inc.	62,221	649,587
*	Sunterra Corp.	445,309	4,631,214
#	Superior Industries International, Inc.	957,900	18,899,367
	Superior Uniform Group, Inc.	138,700	1,837,775
*	Syms Corp.	340,300	6,251,311
* #	Syntax-Brillian Corp.	177,642	1,486,864
* #	Systemax, Inc.	728,701	9,844,751
*	Tag-It Pacific, Inc.	53,200	57,988
	Tandy Brand Accessories, Inc.	148,838	1,775,637
*	Tarrant Apparel Group	282,800	381,780
#	Technical Olympic USA, Inc.	24,800	231,136
*	The Hallwood Group, Inc.	100	9,249
	The Marcus Corp.	658,520	16,759,334
	The Pep Boys - Manny, Moe & Jack	1,959,000	26,446,500
*	The Rowe Companies	9,300	2,232
*	The Sands Regent	15,292	226,475
*	The Sports Club Co., Inc.	114,000	182,400
*	The Steak n Shake Co.	129,668	2,232,883
	Traffix, Inc.	320,190	1,684,199
*	Trans World Entertainment Corp.	1,051,874	7,131,706
*	Triple Crown Media, Inc.	153,303	1,057,791
* #	Trump Entertainment Resorts, Inc.	148,928	3,175,145
* #	Tweeter Home Entertainment Group, Inc.	724,272	1,832,408
*	Unapix Entertainment, Inc.	1,700	9
*	Unifi, Inc.	1,660,466	3,603,211
	Unifirst Corp.	257,100	10,669,650
	United Auto Group, Inc.	2,649,500	62,183,765
*	Virco Manufacturing Corp.	58,586	350,344
	Visteon Corp.	3,041,465	24,453,379

5

		Shares	Value†
*	Warnaco Group, Inc.	1,502,574	$38,946,718
* #	WCI Communities, Inc.	1,230,000	22,853,400
	Wellco Enterprises, Inc.	7,300	83,585
* #	Wells-Gardner Electronics Corp.	87,313	320,439
*	West Marine, Inc.	665,192	11,507,822
*	Western Metals Corp.	97,300	23,352
*	Wilsons The Leather Experts, Inc.	686,351	1,564,880
*	Zale Corp.	511,773	15,747,255
Total Consumer Discretionary			1,980,374,285

Consumer Staples — (3.3%)
*	Alliance One International, Inc.	2,923,207	18,942,381
#	American Italian Pasta Co.	598,100	5,041,983
*	Bridgford Foods Corp.	700	4,641
	Cal-Maine Foods, Inc.	599,933	4,967,445
*	Carrington Laboratories, Inc.	113,500	469,890
	Casey’s General Stores, Inc.	430,817	10,723,035
* #	Central Garden & Pet Co.	309,020	16,130,844
#	Chiquita Brands International, Inc.	1,362,073	19,477,644
	Farmer Brothers Co.	10,436	219,260
	Golden Enterprises, Inc.	17,000	52,190
#	Great Atlantic & Pacific Tea Co., Inc.	793,850	20,878,255
*	Griffin Land & Nurseries, Inc. Class A	26,545	823,160
*	Hain Celestial Group, Inc.	1,363,050	40,946,022
*	Hines Horticulture, Inc.	6,400	8,640
#	Imperial Sugar Co. (New)	143,252	3,300,526
	Ingles Market, Inc. Class A	312,442	9,301,398
*	Katy Industries, Inc.	131,100	360,525
	Longs Drug Stores Corp.	729,400	29,971,046
*	Monterey Pasta Co.	479,902	2,053,981
#	Nash Finch Co.	426,829	11,289,627
*	Natrol, Inc.	122,500	254,800
*	Natural Alternatives International, Inc.	108,398	935,475
	Oil-Dri Corp. of America	58,250	1,045,587
*	Omega Protein Corp.	693,800	4,988,422
*	Performance Food Group Co.	1,179,735	31,923,629
	Pilgrim’s Pride Corp.	17,200	438,944
	Premium Standard Farms, Inc.	91,800	1,743,282
*	Prestige Brands Holdings, Inc.	20,400	244,392
*	PriceSmart, Inc.	566,228	9,756,108
*	Pyramid Breweries, Inc.	200,396	661,307
*	Redhook Ale Brewery, Inc.	176,119	880,595
	Ruddick Corp.	292	8,141
* #	San Filippo (John B.) & Son, Inc.	247,810	2,711,041
#	Sanderson Farms, Inc.	418,063	11,559,442
* #	Scheid Vineyards, Inc.	6,720	241,920
*	Schiff Nutrition International, Inc.	91,172	578,030
*	Scope Industries	8,100	599,400
	Seaboard Corp.	16,756	28,116,568
*	Seneca Foods Corp. Class B	10,400	280,904
*	Smart & Final Food, Inc.	403,761	7,291,924
*	Standard Management Corp.	131,500	5,917
	Stephan Co.	50,700	177,450
	Tasty Baking Co.	237,500	2,194,500
	The Topps Co., Inc.	707,226	6,209,444

6

		Shares	Value†
	Universal Corp.	849,711	$39,571,041
	Weis Markets, Inc.	75,200	3,039,584
*	Zapata Corp.	331,228	1,993,993
Total Consumer Staples			352,414,333

Energy — (5.3%)
* #	BPZ Energy, Inc.	4,188	17,171
*	Brigham Exploration Co.	104,961	903,714
*	Bristow Group, Inc.	808,100	28,744,117
*	Callon Petroleum Co.	647,700	10,447,401
*	Comstock Resources, Inc.	947,600	28,920,752
*	Edge Petroleum Corp.	72,441	1,437,954
* #	Encore Acquisition Co.	44,500	1,208,620
*	Giant Industries, Inc.	297,200	22,911,148
	Gulf Island Fabrication, Inc.	16,680	627,668
*	Gulfmark Offshore, Inc.	432,884	17,432,239
* #	Hanover Compressor Co.	3,444,124	68,021,449
*	Harvest Natural Resources, Inc.	1,014,597	10,399,619
* #	Hornbeck Offshore Services, Inc.	7,400	279,276
*	Houston Exploration Co.	325,042	18,241,357
*	Infinity, Inc.	5,254	19,702
*	Mariner Energy, Inc.	24,900	521,655
*	Meridian Resource Corp.	2,698,099	9,578,251
*	Newpark Resources, Inc.	63,982	393,489
*	Parker Drilling Co.	1,559,699	15,019,901
*	Petrohawk Energy Corp.	1,428,092	18,522,353
*	PHI, Inc. Non-Voting	55,871	1,891,792
*	Pioneer Drilling Co.	270,400	3,915,392
*	SEACOR Holdings, Inc.	630,733	59,396,127
*	Stone Energy Corp.	1,011,411	39,465,257
*	Swift Energy Corp.	844,805	43,177,984
*	T-3 Energy Services, Inc.	880	19,219
*	Torch Offshore, Inc.	4	0
*	Trico Marine Services, Inc.	456,790	16,604,316
*	Universal Compression Holdings, Inc.	1,121,884	70,622,598
	USEC, Inc.	3,116,702	38,834,107
* #	Whiting Petroleum Corp.	620,335	29,776,080
Total Energy			557,350,708

Financials — (17.2%)
	1st Independence Financial Group, Inc.	300	5,100
	1st Source Corp.	540,811	16,911,160
	21st Century Insurance Group	1,146,558	19,594,676
* #	Accredited Home Lenders Holding Co.	117,370	3,477,673
	Advanta Corp. Class A	266,806	11,123,142
	Advanta Corp. Class B Non-Voting	429,844	19,609,483
	Affirmative Insurance Holdings, Inc.	38,700	623,457
#	Alfa Corp.	273,588	5,302,135
#	Alliance Financial Corp.	4,900	150,430
	Ameriana Bancorp	30,595	420,069
	American Bancorp of New Jersey, Inc.	5,112	62,366
* #	American Business Financial Services, Inc.	5,324	106
#	American Equity Investment Life Holding Co.	1,749,191	22,739,483
*	American Independence Corp.	5,783	60,837
*	American Physicians Capital, Inc.	445,062	17,766,875

7

		Shares	Value†
	American Physicians Services Group, Inc.	35,800	$567,788
	American West Bancorporation	15,016	328,400
*	AmeriServe Financial, Inc.	459,916	2,271,985
*	Argonaut Group, Inc.	1,125,690	38,138,377
	ASB Financial Corp.	10,400	222,300
*	Atlantic American Corp.	43,938	125,223
	Baldwin & Lyons, Inc. Class B	313,025	8,373,419
*	Bancinsurance Corp.	76,470	462,643
	Bancorp Rhode Island, Inc.	884	38,233
*	Bancshares of Florida, Inc.	69,354	1,448,112
	BankAtlantic Bancorp, Inc. Class A	397,200	5,191,404
	BankUnited Financial Corp. Class A	1,165,460	29,719,230
	Banner Corp.	292,210	13,342,309
	Bar Harbor Bankshares	1,200	37,146
	Berkshire Bancorp, Inc.	1,566	25,346
	Berkshire Hills Bancorp, Inc.	276,188	9,315,821
	Beverly Hills Bancorp, Inc.	531,092	4,609,879
*	BFC Financial Corp.	38,429	255,553
*	BNCCORP, Inc.	26,500	344,500
*	BNS Holding, Inc. Class A	46,155	507,705
	Boston Private Financial Holdings, Inc.	252,220	6,847,773
#	Brookline Bancorp, Inc.	1,950,158	26,327,133
*	Brunswick Bancorp	1,000	13,420
*	CabelTel International Corp.	1,070	3,649
	Cadence Financial Corp.	14,110	298,426
	California First National Bancorp	97,000	1,358,000
	Camco Financial Corp.	32,416	416,546
	Capital Bank Corp.	5,766	99,752
*	Capital Crossing Bank	51,700	1,525,150
	Capital Southwest Corp.	24,882	3,217,740
	Carrollton Bancorp	1,201	21,498
*	Centennial Bank Holdings, Inc.	31,195	297,288
#	Center Bancorp, Inc.	46,173	738,768
	Central Bancorp, Inc.	2,301	75,128
	Central Pacific Financial Corp.	551,805	20,676,133
*	Centrue Financial Corp.	3,908	75,659
	CFS Bancorp, Inc.	371,985	5,323,105
	Chemical Financial Corp.	716,420	23,398,277
	Citizens First Bancorp, Inc.	248,340	7,261,462
	Citizens South Banking Corp.	7,354	93,763
* #	Citizens, Inc.	528,821	3,389,743
	Clark, Inc.	634,328	10,402,979
*	CNA Surety Corp.	773,095	15,430,976
	Commercial National Financial Corp.	400	8,136
#	Community Bank System, Inc.	955,700	22,975,028
	Community Banks, Inc.	73,575	2,017,426
	Community Bankshares, Inc.	1,000	16,550
	Community Capital Corp.	2,965	61,598
	Community Central Bank Corp.	55	660
	Community West Bancshares	3,277	51,613
* #	CompuCredit Corp.	323,700	12,190,542
* #	Consumer Portfolio Services, Inc.	26,291	180,356
	Cooperative Bankshares, Inc.	32,989	602,709
*	Cowlitz Bancorporation	700	11,686
*	Dearborn Bancorp, Inc.	117,221	2,483,913
	Delphi Financial Group, Inc. Class A	1,402,594	56,805,057
	Delta Financial Corp.	108,100	1,021,545

8

		Shares	Value†
	Dime Community Bancshares	29,491	$414,938
	Direct General Corp.	432,400	7,091,360
	Donegal Group, Inc. Class A	583,228	11,192,145
	Donegal Group, Inc. Class B	62,085	1,095,800
	EMC Insurance Group, Inc.	426,179	14,694,652
* #	Epoch Holding Corp.	107,000	891,310
	ESB Financial Corp.	9,500	102,885
	Exchange National Bancshares, Inc.	4,000	125,540
	FBL Financial Group, Inc. Class A	862,727	33,991,444
#	Federal Agriculture Mortgage Corporation Class C	265,400	6,924,286
	Fidelity Southern Corp.	14,003	260,456
	Financial Institutions, Inc.	123,242	2,876,468
*	Firebrand Financial Group, Inc.	82,900	3,523
	First Bancorp of Indiana, Inc.	1,200	21,480
	First Bancshares, Inc.	2,082	35,394
*	First Bank of Delaware	70,403	229,514
	First Community Bancorp	218,078	11,778,393
	First Defiance Financial Corp.	151,909	4,520,812
	First Federal Bancshares of Arkansas, Inc.	114,894	2,778,137
	First Federal Bankshares, Inc.	5,651	122,401
	First Federal of Northern Michigan Bancorp, Inc.	6,600	60,324
#	First Financial Corp.	225,006	7,627,703
	First Franklin Corp.	1,960	31,115
*	First Investors Financial Services Group, Inc.	119,100	868,239
	First Keystone Financial, Inc.	39,400	758,450
	First M&F Corp.	15,062	279,626
*	First Mariner Bancorp, Inc.	31,544	595,866
	First Merchants Corp.	569,931	15,200,060
	First Niagara Financial Group, Inc.	384,579	5,526,400
	First PacTrust Bancorp, Inc.	7,301	204,428
	First Place Financial Corp.	534,534	13,015,903
	First United Corp.	14,231	313,367
	First West Virginia Bancorp, Inc.	601	11,900
	Firstbank Corp.	42,499	990,652
*	FirstCity Financial Corp.	142,996	1,492,878
* #	FirstFed Financial Corp.	492,000	31,989,840
	Flag Financial Corp.	9,273	235,998
#	Flagstar Bancorp, Inc.	1,972,600	29,687,630
	FNB Corp. VA	17,722	692,930
	FNB Financial Services Corp.	28,259	423,602
	FNB United Corp.	20,928	373,146
*	FPIC Insurance Group, Inc.	349,473	13,542,079
*	Franklin Bank Corp.	749,607	14,707,289
*	Franklin Credit Management Corp.	54,600	313,950
	Gateway Financial Holdings, Inc.	3,789	55,092
	GB&T Bancshares, Inc.	449,748	9,853,979
	German American Bancorp, Inc.	54,778	788,803
	Great American Financial Resources, Inc.	305,500	6,772,935
*	Great Lakes Bancorp, Inc.	220,401	3,244,303
*	Greenville First Bancshares, Inc.	1,100	23,925
	Guaranty Federal Bancshares, Inc.	14,450	412,547
	Habersham Bancorp	2,407	59,453
	Harleysville Group, Inc.	946,585	33,660,563
#	Harleysville Savings Financial Corp.	6,636	118,121
	Harrington West Financial Group, Inc.	3,706	68,061

9

		Shares	Value†
	Hercules Technology Growth Capital, Inc.	167,118	$2,271,134
	HF Financial Corp.	74,506	1,295,659
	HMN Financial, Inc.	86,838	2,943,808
	Home Federal Bancorp	1,851	52,846
	HopFed Bancorp, Inc.	1,300	20,930
	Horace Mann Educators Corp.	1,718,508	34,748,232
	Independence Holding Co.	124,401	2,531,560
	Infinity Property & Casualty Corp.	727,612	32,851,682
	Integra Bank Corp.	16,106	448,552
	Investors Title Co.	24,502	1,268,469
#	Irwin Financial Corp.	934,342	20,583,554
	ITLA Capital Corp.	151,188	8,015,988
	Jefferson Bancshares, Inc.	4,910	64,444
*	KMG America Corp.	321,200	2,698,080
	KNBT Bancorp, Inc.	875,691	14,711,609
*	Knight Capital Group, Inc.	1,787,839	31,483,845
* #	LaBranche & Co., Inc.	1,331,740	14,382,792
	Lakeland Bancorp, Inc.	15,548	232,443
#	LandAmerica Financial Group, Inc.	632,212	38,634,475
	Leesport Financial Corp.	4,747	116,254
	Lincoln Bancorp	4,900	94,668
	LNB Bancorp, Inc.	11,599	195,675
	LSB Bancshares, Inc.	13,943	234,242
	LSB Corp.	5,812	94,213
	LSB Financial Corp.	2,310	56,479
	MAF Bancorp, Inc.	1,049,400	46,163,106
	MainSource Financial Group, Inc.	71,441	1,304,513
*	Marlin Business Services, Inc.	3,096	67,121
	MASSBANK Corp.	78,742	2,607,148
	MCG Capital Corp.	1,836,177	35,878,899
*	Meadowbrook Insurance Group, Inc.	849,264	8,280,324
	Medallion Financial Corp.	558,199	6,620,240
	Mercer Insurance Group, Inc.	209,618	4,236,380
	Merchants Group, Inc.	29,605	949,136
	Meta Financial Group, Inc.	32,800	885,272
	MFB Corp.	18,925	684,896
	MicroFinancial, Inc.	184,300	659,794
	Midland Co.	119,479	5,442,268
	MidWestOne Financial Group, Inc.	6,051	117,147
	MutualFirst Financial, Inc.	5,150	113,969
	National Security Group, Inc.	1,348	22,094
	National Western Life Insurance Co. Class A	23,900	5,460,194
*	Navigators Group, Inc.	532,912	24,657,838
	NetBank, Inc.	297,582	1,362,926
	New Hampshire Thrift Bancshares, Inc.	5,925	93,259
#	NewAlliance Bancshares, Inc.	29,900	488,865
*	Newtek Business Services, Inc.	134,657	272,007
*	NexCen Brands, Inc.	1,419,132	10,416,429
	North Central Bancshares, Inc.	39,300	1,563,157
	Northeast Bancorp	21,300	399,801
	Northrim BanCorp, Inc.	7,576	207,052
	Northway Financial, Inc.	1,300	43,452
	NYMAGIC, Inc.	178,316	6,057,395
	Oak Hill Financial, Inc.	18,394	526,804
* #	Ocwen Financial Corp.	1,324,330	19,931,166

10

		Shares	Value†
	Ohio Casualty Corp.	1,901,751	$55,550,147
#	Omega Financial Corp.	370,550	12,028,053
*	Pacific Premier Bancorp, Inc.	58,740	696,069
	Pamrapo Bancorp, Inc.	646	16,072
	Parkvale Financial Corp.	42,939	1,339,697
	Partners Trust Financial Group, Inc.	1,345,006	15,265,818
	PAULA Financial	89,200	206,052
*	Penn Treaty American Corp.	578,100	4,110,291
*	Pennsylvania Commerce Bancorp, Inc.	600	15,246
	Peoples Bancorp, Inc. IN	9,025	177,341
	Peoples Bancorp, Inc. OH	201,004	5,736,654
	Peoples Community Bancorp	4,509	77,194
*	Pico Holdings, Inc.	460,553	14,627,163
	Pinnacle Bancshares, Inc.	12,700	190,182
*	Piper Jaffray Companies, Inc.	565,361	36,788,040
*	PMA Capital Corp. Class A	1,055,117	9,358,888
	Pocahontas Bancorp, Inc.	76,875	1,226,156
	Premier Financial Bancorp, Inc.	10,404	147,737
	Presidential Life Corp.	966,437	21,638,524
*	ProAssurance Corp.	38,800	1,987,724
	ProCentury Corp.	219,791	3,888,103
	Provident Financial Holdings, Inc.	214,347	6,524,723
	Provident Financial Services, Inc.	2,082,760	37,885,404
	Provident New York Bancorp	838,421	12,760,768
*	PSB Bancorp, Inc.	43,600	706,756
	Rainier Pacific Financial Group, Inc.	93,646	1,801,749
	Renasant Corp.	139,952	4,269,936
*	Republic First Bancorp, Inc.	41,256	535,297
	Resource America, Inc.	204,829	5,395,196
	Riverview Bancorp, Inc.	227,806	3,521,881
	RLI Corp.	209,379	11,580,752
	Rome Bancorp, Inc.	107,271	1,391,305
*	RTW, Inc.	163,150	1,525,452
	Rurban Financial Corp.	1,000	10,770
*	SCPIE Holdings, Inc.	205,512	5,415,241
*	Seabright Insurance Holdings	151,800	2,421,210
	Selective Insurance Group, Inc.	950,202	52,755,215
	Shore Financial Corp.	3,840	57,216
	Simmons First National Corp. Class A	310,424	9,961,506
#	South Street Financial Corp.	2,402	22,098
*	Southcoast Financial Corp.	7,448	154,695
	Southern Community Financial Corp.	143,133	1,459,957
	State Auto Financial Corp.	86,411	2,882,671
	Stewart Information Services Corp.	607,500	23,728,950
*	Stratus Properties, Inc.	94,480	2,884,474
* #	Sun American Bancorp	900	4,887
*	Sun Bancorp, Inc.	586,024	11,790,803
	Susquehanna Bancshares, Inc.	1,635,053	45,225,566
	Sussex Bancorp	10,609	162,848
	SWS Group, Inc.	298,000	9,646,260
	Synergy Financial Group, Inc.	55,241	889,380
	TF Financial Corp.	41,150	1,295,402
	The Phoenix Companies, Inc.	3,130,300	50,554,345
	The Ziegler Companies, Inc.	8,100	214,650
	TierOne Corp.	56,139	1,750,975
	Timberland Bancorp, Inc.	117,024	4,339,250

11

		Shares	Value†
	Tower Financial Corp.	4,182	$76,949
* #	Trenwick Group, Ltd.	199,776	190
* #	Triad Guaranty, Inc.	476,428	25,631,826
	UMB Financial Corp.	1,311,662	48,242,928
	Umpqua Holdings Corp.	898,671	26,978,103
*	Unico American Corp.	146,700	1,628,370
*	United America Indemnity, Ltd.	258,776	6,492,690
*	United Capital Corp.	84,112	2,201,211
	United Community Financial Corp.	932,183	11,624,322
	United Fire & Casualty Co.	127,277	4,492,878
*	Universal American Financial Corp.	71,843	1,347,056
*	Vesta Insurance Group, Inc.	225,600	1,805
	Wainwright Bank & Trust Co.	4,323	47,250
	Washington Savings Bank, FSB	1,500	13,245
	Wayne Savings Bancshares, Inc.	2,601	38,378
	Wesbanco, Inc.	558,029	18,214,067
	Westbank Corp.	1,709	41,324
	Willow Financial Bancorp, Inc.	436,322	6,544,830
	Wilshire Enterprises, Inc.	104,603	495,818
	WVS Financial Corp.	2,200	36,740
* #	ZipRealty, Inc.	54,400	422,144
Total Financials			1,802,758,795

Health Care — (4.0%)
*	Accelrys, Inc.	751,205	4,552,302
*	Albany Molecular Research, Inc.	1,081,796	12,007,936
*	Allied Healthcare International, Inc.	700,685	1,471,438
*	Allied Healthcare Products, Inc.	133,370	678,853
	Alpharma, Inc. Class A	1,460,400	31,982,760
*	American Dental Partners, Inc.	122,800	2,176,016
	American Shared Hospital Services	47,967	294,997
*	AMICAS, Inc.	721,877	1,985,162
	Analogic Corp.	237,107	12,542,960
*	Applera Corp. - Celera Genomics Group	37,100	532,385
* #	Aradigm Corp.	580	696
*	Argonaut Technologies, Inc.	5,149	1,545
*	Arqule, Inc.	575,685	2,912,966
	Atrion Corp.	22,029	1,685,108
*	ATS Medical, Inc.	207,385	462,469
*	Avigen, Inc.	655,774	3,987,106
*	Bioanalytical Systems, Inc.	32,000	176,000
*	BioScrip, Inc.	1,158,415	3,799,601
*	Bradley Pharmaceuticals, Inc.	455,600	9,594,936
*	Bruker BioSciences Corp.	145,724	1,126,447
*	Caliper Life Sciences, Inc.	852,866	4,801,636
	Cambrex Corp.	703,383	15,523,663
*	Cantel Medical Corp.	357,500	4,990,700
*	Capital Senior Living Corp.	782,099	8,024,336
*	Cardiac Science Corp.	18,740	152,918
*	Cardiotech International, Inc.	40,991	84,032
*	Conmed Corp.	892,329	19,747,241
*	Corautus Genetics, Inc.	642	257
*	Criticare Systems, Inc.	86,900	269,390
*	Cross Country Healthcare, Inc.	1,059,532	21,031,710
* #	CuraGen Corp.	1,250,136	5,475,596
* #	Curative Health Services, Inc.	447,518	0
*	Curis, Inc.	20	31
* #	CytRx Corp.	86	142

12

		Shares	Value†
	Datascope Corp.	70,282	$2,381,154
*	Del Global Technologies Corp.	68,417	129,992
*	Dyax Corp.	210,082	668,061
* #	Emisphere Technologies, Inc.	74,132	402,537
*	Endologix, Inc.	76,280	279,185
*	Enzon Pharmaceuticals, Inc.	53,000	441,490
* #	Epicept Corp.	36,299	58,078
*	Gene Logic, Inc.	1,061,148	1,591,722
* #	Genesis HealthCare Corp.	632,925	29,304,427
*	Gentiva Health Services, Inc.	662,060	10,619,442
*	Greatbatch, Inc.	625,400	16,266,654
* #	GTC Biotherapeutics, Inc.	373,369	451,776
*	Hanger Orthopedic Group, Inc.	721,400	5,049,800
*	Harvard Bioscience, Inc.	520,349	2,388,402
*	HealthTronics, Inc.	637,765	4,285,781
*	HMS Holdings Corp.	12,450	172,432
	Hooper Holmes, Inc.	2,079,200	6,986,112
*	ImmunoGen, Inc.	282,538	1,551,134
*	Incyte Corp.	320,278	1,678,257
*	Infinity Pharmaceuticals, Inc.	183,403	2,584,148
*	Innovative Clinical Solutions, Ltd.	4,226	13
*	Insmed, Inc.	36,825	62,602
*	IntegraMed America, Inc.	193,719	2,595,835
* #	I-Trax, Inc.	300,900	875,619
	Kewaunee Scientific Corp.	34,300	310,072
*	Kindred Healthcare, Inc.	1,276,881	32,841,379
* #	La Jolla Pharmaceutical Co.	3,800	12,616
*	Langer, Inc.	44,854	193,321
* #	Lipid Sciences, Inc.	83,402	142,617
*	Maxygen, Inc.	560,657	4,989,847
*	MedCath Corp.	597,791	15,470,831
*	Medical Staffing Network Holdings, Inc.	435,600	2,548,260
*	MEDTOX Scientific, Inc.	292,535	3,870,238
*	Microtek Medical Holdings, Inc.	1,091,193	4,375,684
*	Monogram Biosciences, Inc.	773,115	1,298,833
*	Nanogen, Inc.	389,956	791,611
*	National Dentex Corp.	9,014	160,900
	National Home Health Care Corp.	52,733	600,102
*	Neose Technologies, Inc.	19,526	48,424
*	Neurogen Corp.	127,097	687,595
*	New Brunswick Scientific Co., Inc.	98,671	789,368
*	North American Scientific, Inc.	135,561	131,494
*	Novoste Corp.	2,900	7,830
* #	OCA, Inc.	754,971	15,854
* #	Occulogix, Inc.	57,000	106,020
* #	Orchid Cellmark, Inc.	243,650	784,553
*	Orthologic Corp.	370,815	504,308
*	Oscient Pharmaceuticals Corp.	3,036	17,912
*	Osteotech, Inc.	302,425	1,702,653
*	PDI, Inc.	456,041	4,651,618
*	Pediatric Services of America, Inc.	246,000	3,114,360
*	Pharmacopia Drug Discovery, Inc.	145,725	597,473
* #	Pharmacyclics, Inc.	9,648	54,511
*	Pharmanet Development Group, Inc.	144,643	3,292,075
*	PRAECIS Pharmaceuticals, Inc.	306,427	597,533

13

		Shares	Value†
*	RadNet, Inc.	125,946	$624,692
*	RehabCare Group, Inc.	96,000	1,202,880
*	Res-Care, Inc.	505,979	9,304,954
*	Rita Medical Systems, Inc.	1,034,189	4,591,799
*	Rural/Metro Corp.	132,500	1,136,850
*	Sequenom, Inc.	209,983	1,119,209
*	Sonic Innovations, Inc.	199,966	1,049,822
	Span-American Medical System, Inc.	29,794	417,116
* #	Spectrum Pharmaceuticals, Inc.	39,044	204,981
*	SRI/Surgical Express, Inc.	88,310	375,318
*	Strategic Diagnostics, Inc.	9,450	31,941
*	SunLink Health Systems, Inc.	64,300	527,260
* #	Sunrise Senior Living, Inc.	1,088,600	34,726,340
*	Symbion, Inc.	56,200	997,550
*	Synovis Life Technologies, Inc.	286,235	2,361,439
*	Theragenics Corp.	1,054,600	3,532,910
*	Third Wave Technologies, Inc.	4,476	22,201
*	Threshold Pharmaceuticals, Inc.	47,100	135,177
*	Titan Pharmaceuticals, Inc.	297,898	637,502
*	Trestle Holdings, Inc.	3,267	408
*	Tripos, Inc.	8,500	6,205
* #	United American Healthcare Corp.	15,300	120,105
*	Urologix, Inc.	55,648	130,773
*	Vical, Inc.	381,618	2,453,804
*	Zoll Medical Corp.	245,325	12,722,555
Total Health Care			426,041,671

Industrials — (17.1%)
* #	AAR Corp.	813,430	21,629,104
*	Ablest, Inc.	18,260	116,042
*	Accuride Corp.	128,900	1,451,414
	Aceto Corp.	713,587	6,065,490
* #	Active Power, Inc.	976,749	2,617,687
*	AirNet Systems, Inc.	308,100	942,786
	Alamo Group, Inc.	226,107	5,209,505
* #	Alaska Air Group, Inc.	1,230,400	50,606,352
*	Allied Defense Group, Inc.	148,500	2,569,050
	Ameron International Corp.	273,923	20,601,749
*	Amistar Corp.	41,700	93,825
	Ampco-Pittsburgh Corp.	185,950	6,450,606
	Angelica Corp.	254,200	5,566,980
	Applied Industrial Technologies, Inc.	1,570,050	44,683,623
	Arkansas Best Corp.	209,941	7,956,764
*	Armstrong Holdings, Inc.	8,150	3,016
*	Avalon Holding Corp. Class A	61,312	432,863
*	Axsys Technologies, Inc.	162,054	2,746,815
*	AZZ, Inc.	135,726	5,784,642
*	Baldwin Technology Co., Inc. Class A	216,500	1,099,820
#	Belden CDT, Inc.	1,455,327	57,936,568
	Bowne & Co., Inc.	1,158,636	18,329,622
*	Breeze-Eastern Corp.	82,800	1,012,644
#	Briggs & Stratton Corp.	52,900	1,433,061
*	Butler International, Inc.	80,000	172,000
#	C&D Technologies, Inc.	795,600	3,078,972
*	Cannon Express, Inc.	900	0

14

		Shares	Value†
* #	Capstone Turbine Corp.	48,250	$65,620
*	Catalytica Energy Systems, Inc.	233,600	362,080
*	CBIZ, Inc.	1,517,867	10,625,069
	CDI Corp.	53,400	1,390,002
#	Central Parking Corp.	1,260,237	23,011,928
	Champion Industries, Inc.	238,476	1,845,804
*	Channell Commercial Corp.	16,178	50,637
	Chase Corp.	500	11,378
	Chicago Rivet & Machine Co.	10,700	240,215
	CIRCOR International, Inc.	539,023	19,809,095
*	Comforce Corp.	57,100	137,040
	Comfort Systems USA, Inc.	1,219,100	16,445,659
* #	Commercial Vehicle Group, Inc.	13,793	322,756
*	Compudyne Corp.	150,092	989,106
	CompX International, Inc.	36,800	643,632
*	Consolidated Freightways Corp.	14,900	22
*	Consolidated Graphics, Inc.	141,894	8,300,799
* #	Continental Airlines, Inc.	1,886,439	76,664,881
*	Cornell Companies, Inc.	465,548	8,379,864
*	Corrpro Companies, Inc.	87,175	117,686
*	Covenant Transport, Inc. Class A	399,887	4,850,629
*	Cross (A.T.) Co. Class A	230,700	1,843,293
	Cubic Corp.	111,900	2,484,180
*	Devcon International Corp.	51,500	328,055
* #	Distributed Energy Systems Corp.	598,364	2,495,178
* #	Dollar Thrifty Automotive Group, Inc.	910,300	38,751,471
*	Ducommun, Inc.	279,279	6,415,039
	Eastern Co.	29,400	529,200
	Ecology & Environment, Inc. Class A	27,700	283,094
*	Electro Rent Corp.	457,660	6,887,783
	ElkCorp	15,400	553,630
* #	EMCOR Group, Inc.	341,438	20,373,605
*	EnerSys	1,285,400	21,440,472
	Ennis, Inc.	394,900	9,007,669
*	EnPro Industries, Inc.	764,544	26,667,295
	Espey Manufacturing & Electronics Corp.	7,951	141,130
*	Esterline Technologies Corp.	1,004,093	39,099,381
*	ExpressJet Holdings, Inc.	1,452,360	11,473,644
	Federal Signal Corp.	837,315	13,581,249
*	First Aviation Services, Inc.	8,900	32,975
*	Flowserve Corp.	1,066,528	57,421,868
* #	Frontier Airlines Holdings, Inc.	1,169,414	9,589,195
	Frozen Food Express Industries, Inc.	584,849	4,971,217
* #	FuelCell Energy, Inc.	17,140	111,753
	G & K Services, Inc. Class A	680,630	26,946,142
#	GATX Corp.	367,100	16,952,678
*	Gehl Co.	356,345	9,642,696
* #	Global Power Equipment Group, Inc.	416,900	270,985
*	GP Strategies Corp.	359,465	2,807,422
	Hardinge, Inc.	207,158	3,227,522
*	Hawaiian Holdings, Inc.	488,385	2,280,758
*	Henry Bros. Electronics, Inc.	500	1,670
*	Herley Industries, Inc.	493,878	7,971,199
* #	Hexcel Corp.	286,628	5,130,641
* #	Hudson Technologies, Inc.	48,700	55,031

15

		Shares	Value†
*	Huttig Building Products, Inc.	247,952	$1,291,830
	IKON Office Solutions, Inc.	2,699,000	43,642,830
*	Industrial Distribution Group, Inc.	307,075	2,981,698
*	Innotrac Corp.	103,000	329,600
*	Insituform Technologies, Inc. Class A	78,493	2,018,840
* #	Integrated Alarm Services Group, Inc.	151,134	451,891
*	Integrated Electrical Services, Inc.	59,741	937,934
	International Aluminum Corp.	71,593	3,243,163
*	International Shipholding Corp.	83,100	1,080,300
	Interpool, Inc.	778,914	18,390,160
*	Intersections, Inc.	2,192	22,402
*	JPS Industries, Inc.	42,600	153,360
*	Kadant, Inc.	469,660	11,102,762
	Kaman Corp. Class A	689,664	15,945,032
* #	Kansas City Southern	2,009,200	54,348,860
	Kelly Services, Inc. Class A	1,040,979	30,334,128
*	Key Technology, Inc.	33,303	448,591
*	LGL Group, Inc.	9,767	73,253
*	Lydall, Inc.	504,000	5,292,000
*	M&F Worldwide Corp.	576,376	9,458,330
*	Mac-Gray Corp.	330,600	3,620,070
*	Magnetek, Inc.	930,900	5,101,332
*	MAIR Holdings, Inc.	614,108	3,506,557
*	Marten Transport, Ltd.	288,135	5,275,752
* #	MCSi, Inc.	1,500	0
*	Meadow Valley Corp.	1,420	14,342
* #	Medialink Worldwide, Inc.	134,550	698,315
*	Merrimac Industries, Inc.	40,614	408,171
*	Mesa Air Group, Inc.	910,997	7,442,845
*	MFRI, Inc.	52,559	1,079,036
* #	Midwest Air Group, Inc.	267,257	2,212,888
* #	Milacron, Inc.	1,131,768	837,508
*	Misonix, Inc.	201,982	816,007
* #	Modtech Holdings, Inc.	455,114	2,230,059
*	Moore Handley, Inc.	2,000	12,000
	NACCO Industries, Inc. Class A	116,000	17,301,400
*	Nashua Corp.	123,502	902,182
*	National Patent Development Corp.	231,665	359,081
*	National Technical Systems, Inc.	167,875	1,116,369
*	North America Galvanizing & Coatings, Inc.	140	739
*	Orbital Sciences Corp.	719,700	13,040,964
*	P.A.M. Transportation Services, Inc.	34,287	822,545
*	Park-Ohio Holdings Corp.	5,100	85,017
*	Patrick Industries, Inc.	109,764	1,340,218
*	PHH Corp.	1,635,510	47,069,978
*	Powell Industries, Inc.	10,400	248,248
*	PPT Vision, Inc.	21,850	9,396
#	Preformed Line Products Co.	63,850	2,066,825
* #	PRG-Schultz International, Inc.	54,855	430,612
	Protection One, Inc.	28	349
	Providence & Worcester Railroad Co.	51,180	1,036,395
* #	Quanta Services, Inc.	3,681,126	67,475,040
*	RailAmerica, Inc.	1,286,938	20,526,661
*	RCM Technologies, Inc.	233,500	1,440,695
#	Regal-Beloit Corp.	1,132,683	57,914,082

16

		Shares	Value†
*	Republic Airways Holdings, Inc.	1,295,343	$22,370,574
*	Riviera Tool Co.	8,100	2,673
	Robbins & Myers, Inc.	459,300	19,653,447
*	Rush Enterprises, Inc. Class A	595,489	10,825,990
*	Rush Enterprises, Inc. Class B	103,800	1,753,182
*	Saia, Inc.	504,332	12,502,390
* #	School Specialty, Inc.	307,012	11,374,795
*	Secom General Corp.	11,400	10,716
*	Sequa Corp. Class A	93,500	10,644,975
*	Sequa Corp. Class B	28,500	3,249,000
	Servidyne, Inc.	18,881	77,034
*	Servotronics, Inc.	4,600	37,260
* #	Shaw Group, Inc.	1,801,898	53,858,731
*	SIFCO Industries, Inc.	80,505	519,257
*	Sitel Corp.	1,105,300	4,564,889
	Skywest, Inc.	776,828	19,607,139
	Smith (A.O.) Corp.	651,950	23,333,291
*	Smithway Motor Xpress Corp. Class A	72,600	784,080
*	SPACEHAB, Inc.	117,147	91,375
*	Sparton Corp.	137,259	1,194,153
*	Spherion Corp.	2,085,689	15,016,961
	Standex International Corp.	12,037	357,860
	Starrett (L.S.) Co. Class A	63,600	992,796
*	Strategic Distribution, Inc.	66,059	775,533
	Supreme Industries, Inc.	135,510	883,525
	Synagro Techonologies, Inc.	1,187,538	5,379,547
	Sypris Solutions, Inc.	545,111	4,066,528
	TAL International Group, Inc.	87,900	2,188,710
	TB Wood’s Corp.	68,626	1,173,505
*	TeamStaff, Inc.	84,700	110,957
	Technology Research Corp.	52,836	215,043
	Tecumseh Products Co. Class A	455,670	7,386,411
*	Tecumseh Products Co. Class B	15,400	244,860
*	Timco Aviation Services, Inc.	270	1,053
#	Titan International, Inc.	139,200	2,646,192
	Todd Shipyards Corp.	80,750	1,345,295
*	Trailer Bridge, Inc.	109,500	843,698
*	TRC Companies, Inc.	258,800	2,471,540
	Tredegar Industries, Inc.	1,344,486	26,741,827
	Trinity Industries, Inc.	1,883,225	71,185,905
	Triumph Group, Inc.	548,417	29,099,006
* #	TRM Corp.	174,700	251,568
*	Tufco Technologies, Inc.	7,600	50,160
	Twin Disc, Inc.	14,296	504,506
*	U.S. Xpress Enterprises, Inc. Class A	160,990	2,806,056
*	United Rentals, Inc.	1,746,301	43,762,303
*	URS Corp.	844,767	37,304,911
*	USA Truck, Inc.	228,604	4,405,199
* #	Valence Technology, Inc.	4,800	10,368
*	Valpey Fisher Corp.	10,489	36,135
	Viad Corp.	220,300	8,659,993
* #	Volt Information Sciences, Inc.	371,400	17,329,524
	Waste Industries USA, Inc.	189,693	5,698,378
#	Werner Enterprises, Inc.	2,384,747	44,475,532
*	Westaff, Inc.	202,091	941,744

17

		Shares	Value†
* #	Western Power & Equipment Corp.	4,091	$1,943
*	Willis Lease Finance Corp.	140,006	1,400,060
* #	Wolverine Tube, Inc.	487,800	551,214
*	Xanser Corp.	255,500	1,331,155
Total Industrials			1,799,715,116

Information Technology — (13.4%)
*	3Com Corp.	435,867	1,826,283
*	Acorn Factor, Inc.	90,000	301,500
*	Actel Corp.	872,019	16,271,875
*	ActivIdentity Corp.	1,372,072	6,915,243
*	Adaptec, Inc.	2,890,028	12,600,522
*	Aehr Test Systems	62,092	307,355
*	Aeroflex, Inc.	525,055	6,332,163
*	Aetrium, Inc.	75,348	244,881
*	Agile Software Corp.	1,862,601	12,498,053
	Agilysys, Inc.	931,534	14,271,101
*	Allen Organ Co. Escrow	4,900	79,821
*	Alliance Semiconductor Corp.	578,001	2,161,724
*	Allied Motion Technologies, Inc.	44,700	269,094
	American Software, Inc. Class A	119,307	979,510
*	American Technical Ceramics Corp.	86,755	1,118,272
* #	Amtech Systems, Inc.	1,896	12,684
*	Analex Corp.	50,900	103,836
*	Analysts International Corp.	555,681	989,112
* #	Analytical Surveys, Inc.	830	556
*	Anaren, Inc.	509,548	10,471,211
*	Andrew Corp.	147,170	1,467,285
*	Answerthink, Inc.	81,882	236,639
*	APA Enterprises, Inc.	155,000	229,400
*	Applied Innovation, Inc.	154,472	491,221
*	Applied Micro Circuits Corp.	9,638,568	33,734,988
*	Ariba, Inc.	571,448	4,320,147
*	Art Technology Group, Inc.	100,195	236,460
*	Aspen Technology, Inc.	338,027	3,295,763
*	Astea International, Inc.	12,900	91,590
	Astro-Med, Inc.	47,054	470,540
*	Atari, Inc.	8,567	5,054
*	Atmel Corp.	11,988	60,659
*	Authentidate Holding Corp.	52,994	81,611
*	Autobytel, Inc.	1,172,816	3,541,904
* #	Avanex Corp.	353,837	704,136
*	Avici Systems, Inc.	95,413	679,341
*	Aware, Inc.	544,134	2,873,028
*	Axcelis Technologies, Inc.	2,874,563	18,368,458
*	AXT, Inc.	655,738	3,396,723
* #	BearingPoint, Inc.	308,100	2,581,878
	Bel Fuse, Inc. Class B	2,186	80,226
*	Bell Industries, Inc.	159,363	549,802
*	Bell Microproducts, Inc.	969,670	6,671,330
* #	Benchmark Electronics, Inc.	994,850	24,164,907
	Black Box Corp.	646,533	27,684,543
*	Blonder Tongue Laboratories, Inc.	22,200	40,848
	Bogen Communications International, Inc.	44,100	305,393
*	Borland Software Corp.	1,900,234	10,052,238

18

		Shares	Value†
*	Brooks Automation, Inc.	2,374,596	$33,173,106
*	CalAmp Corp.	774,912	5,618,112
*	CallWave, Inc.	195,539	537,732
*	Captaris, Inc.	955,452	6,974,800
*	Carrier Access Corp.	423,631	2,647,694
*	Catalyst Semiconductor, Inc.	289,651	935,573
*	Catapult Communications Corp.	148,000	1,281,680
* #	CellStar Corp.	395,169	1,375,188
*	Centillium Communications, Inc.	101,429	201,844
*	CEVA, Inc.	220,549	1,482,089
*	Ciber, Inc.	1,974,100	13,700,254
* #	Ciena Corp.	182,600	4,590,564
*	Ciprico, Inc.	115,200	562,176
*	Clarus Corp.	385,300	2,774,160
*	Cognitronics Corp.	12,500	30,375
* #	Coherent, Inc.	1,136,108	36,707,649
	Cohu, Inc.	45,164	892,892
* #	Commerce One, Inc.	55,600	0
	Communications Systems, Inc.	21,950	204,135
*	Computer Horizons Corp.	868,032	4,062,390
*	Computer Task Group, Inc.	223,300	940,093
*	Conexant Systems, Inc.	377,556	823,072
*	Cosine Communications, Inc.	309,226	1,029,723
*	Credence Systems Corp.	2,359,263	9,059,570
*	Crossroads Systems, Inc.	16,900	22,477
*	CSP, Inc.	24,328	204,112
	CTS Corp.	1,275,200	19,485,056
*	Cyberoptics Corp.	31,700	406,394
*	Data I/O Corp.	85,100	306,360
	Dataram Corp.	27,176	121,205
*	Delphax Technologies, Inc.	75,025	82,528
*	Digi International, Inc.	450,093	5,981,736
*	Digimarc Corp.	432,847	3,899,951
* #	Digital Angel Corp.	344,750	965,300
*	Ditech Networks, Inc.	905,577	6,339,039
*	Dot Hill Systems Corp.	1,188,053	3,873,053
*	Dynamics Research Corp.	12	114
*	EasyLink Services Corp.	128	344
*	Echelon Corp.	270,483	2,163,864
*	Edgewater Technology, Inc.	304,595	2,025,557
*	Electro Scientific Industries, Inc.	734,680	14,583,398
*	Electroglas, Inc.	478,233	1,396,440
*	EMS Technologies, Inc.	304,398	6,231,027
*	En Pointe Technologies, Inc.	38,900	102,696
*	Endwave Corp.	62,546	843,120
* #	Entegris, Inc.	1,572,022	16,757,755
*	EPIQ Systems, Inc.	48,629	759,585
*	ePlus, Inc.	254,132	2,566,733
*	ESS Technology, Inc.	757,609	901,555
*	Evans & Sutherland Computer Corp.	181,900	707,591
*	Exar Corp.	1,454,122	19,732,436
*	Forgent Networks, Inc.	356,664	189,032
	Frequency Electronics, Inc.	151,756	1,896,950
*	FSI International, Inc.	890,362	4,994,931
*	Gateway, Inc.	1,088,500	2,068,150

19

		Shares	Value†
* #	Genesis Microchip, Inc.	499,852	$4,998,520
*	Gerber Scientific, Inc.	457,611	6,333,336
*	Giga-Tronics, Inc.	28,400	63,048
*	Glenayre Technologies, Inc.	1,123,350	2,718,507
*	Globix Corp.	595,500	2,620,200
*	Glowpoint, Inc.	3,150	882
*	Greenfield Online, Inc.	283,700	3,605,827
*	GSE Systems, Inc.	82,593	396,446
*	GTSI Corp.	305,730	2,916,664
*	Halifax Corp.	23,600	64,900
*	HEI, Inc.	800	1,480
*	hi/fn, Inc.	407,870	2,027,114
*	Hutchinson Technology, Inc.	785,915	18,728,354
*	Hypercom Corp.	1,136,500	7,523,630
*	Ibis Technology Corp.	61,840	139,140
*	iGATE Capital Corp.	537,529	3,499,314
*	I-many, Inc.	391,100	739,179
	Imation Corp.	923,100	42,748,761
*	InFocus Corp.	1,324,988	3,338,970
*	Inforte Corp.	373,403	1,366,655
*	InfoSpace, Inc.	908,337	17,848,822
*	Innovex, Inc.	433,339	793,010
*	Insight Enterprises, Inc.	1,547,002	31,094,740
*	InsWeb Corp.	22,766	56,460
*	Integrated Silicon Solution, Inc.	1,128,879	7,021,627
*	Intelligent Systems Corp.	51,575	144,410
*	Intelligroup, Inc.	70,900	97,842
*	Internet Capital Group, Inc.	1,250,936	12,897,150
* #	Internet Commerce Corp.	49,200	159,408
*	Intervideo, Inc.	154,116	1,995,802
*	Interwoven, Inc.	1,440,360	20,409,901
*	Intest Corp.	7,543	34,170
*	IntriCon Corp.	75,800	416,142
*	Intrusion, Inc.	23,200	9,280
*	Iomega Corp.	1,677,700	6,442,368
* #	IPIX Corp.	7,400	244
*	IXYS Corp.	67,155	644,016
*	Jaco Electronics, Inc.	118,480	394,538
*	JDA Software Group, Inc.	1,008,978	14,428,385
* #	Keane, Inc.	759,600	9,419,040
*	Kemet Corp.	2,990,584	21,980,792
*	Key Tronic Corp.	246,743	1,221,378
*	Keynote Systems, Inc.	332,850	3,451,655
* #	L-1 Identity Solutions, Inc.	96,560	1,618,346
*	Lantronix, Inc.	136,416	201,896
*	Lattice Semiconductor Corp.	3,671,538	24,929,743
*	Lawson Software, Inc.	28,892	214,956
*	LeCroy Corp.	383,668	4,323,938
*	Level 8 Systems, Inc.	4,666	163
*	Lightbridge, Inc.	427,529	5,643,383
* #	LightPath Technologies, Inc.	30,800	168,168
*	Logic Devices, Inc.	91,300	234,641
*	LogicVision, Inc.	154,600	128,318
*	LookSmart, Ltd.	155,708	716,257
*	Management Network Group, Inc.	287,450	382,309

20

		Shares	Value†
*	Mapinfo Corp.	97,663	$1,294,035
	Maximus, Inc.	16,500	482,790
*	McDATA Corp. Class A	2,337,049	14,653,297
*	McDATA Corp. Class B	279,600	1,761,480
* #	MDI, Inc.	184,500	81,180
*	MedQuist, Inc.	463,973	6,078,046
* #	Merix Corp.	681,678	6,291,888
*	MetaSolv, Inc.	577,837	2,346,018
	Methode Electronics, Inc.	447,128	5,012,305
*	Microtune, Inc.	99,284	455,714
*	MKS Instruments, Inc.	1,798,866	37,434,401
*	Moldflow Corp.	11,835	153,382
*	MPS Group, Inc.	3,608,200	54,086,918
* #	MRV Communications, Inc.	693,300	2,586,009
*	MSC.Software Corp.	831,312	12,502,932
* #	MTI Technology Corp.	300	219
*	MTM Technologies, Inc.	6,100	9,150
*	Nanometrics, Inc.	423,264	3,627,372
*	Napster, Inc.	20,400	76,500
* #	NeoMagic Corp.	27,041	121,955
*	NetManage, Inc.	82,416	409,608
*	NetRatings, Inc.	350,556	6,415,175
*	NetScout Systems, Inc.	303,483	2,370,202
*	Network Engines, Inc.	18,200	42,770
*	Network Equipment Technologies, Inc.	778,584	4,772,720
*	Newport Corp.	1,401,969	30,464,786
*	NMS Communications Corp.	190,600	333,550
*	Nu Horizons Electronics Corp.	569,917	6,422,965
* #	NYFIX, Inc.	481,227	3,079,853
	O.I. Corp.	51,800	530,950
*	Omtool, Ltd.	52,514	213,732
*	Oplink Communications, Inc.	5,397	107,670
*	OPTi, Inc.	166,200	885,846
*	Optical Cable Corp.	109,302	535,580
*	Optical Communication Products, Inc.	325,548	638,074
*	OSI Systems, Inc.	577,323	10,963,364
*	Overland Storage, Inc.	366,705	1,760,184
*	Paxar Corp.	1,268,450	27,081,408
* #	PC Connection, Inc.	722,024	9,696,782
*	PC-Tel, Inc.	649,460	6,286,773
	Pegasystems, Inc.	572,020	5,777,402
* #	Pemstar, Inc.	850,722	3,215,729
*	Perceptron, Inc.	272,866	2,275,702
*	Performance Technologies, Inc.	227,471	1,239,717
*	Pericom Semiconductor Corp.	890,588	10,268,480
*	Pervasive Software, Inc.	491,249	1,832,359
*	Phoenix Technologies, Ltd.	369,768	1,793,375
* #	Photronics, Inc.	994,376	15,681,310
*	Planar Systems, Inc.	498,455	4,994,519
*	PLATO Learning, Inc.	502,434	2,542,316
* #	Powerwave Technologies, Inc.	983,861	6,306,549
	Printronix, Inc.	133,531	1,609,049
*	Qualstar Corp.	1,636	4,663
*	Quantum Corp.	1,187,800	2,803,208
*	QuickLogic Corp.	410,017	1,201,350

21

		Shares	Value†
*	Quovadx, Inc.	688,945	$1,770,589
*	RadiSys Corp.	117,283	1,980,910
* #	RealNetworks, Inc.	479,743	5,517,045
	REMEC, Inc.	494,523	543,975
*	Reptron Electronics, Inc.	2,856	1,514
	Richardson Electronics, Ltd.	247,861	2,478,610
*	Rudolph Technologies, Inc.	922,144	14,781,968
*	S1 Corp.	2,232,074	11,673,747
*	Safeguard Scientifics, Inc.	1,086,000	2,682,420
*	SafeNet, Inc.	928,206	21,608,636
* #	SatCon Technology Corp.	94,800	141,252
*	SCM Microsystems, Inc.	359,940	1,216,597
*	Seachange International, Inc.	952,372	8,209,447
*	Selectica, Inc.	916,002	1,566,363
*	Sigmatel, Inc.	351,550	1,589,006
*	Sigmatron International, Inc.	16,600	162,016
*	Silicon Storage Technology, Inc.	2,623,740	12,095,441
*	SimpleTech, Inc.	405,785	3,652,065
* #	Sipex Corp.	494,753	2,132,385
*	Sirenza Microdevices, Inc.	68,072	605,160
*	Skyworks Solutions, Inc.	4,653,803	33,786,610
*	Sonic Foundry, Inc.	22,400	82,880
*	SonicWALL, Inc.	1,723,254	17,318,703
*	Spectrum Control, Inc.	199,818	1,764,393
*	Standard Microsystems Corp.	335,777	10,701,213
*	SteelCloud, Inc.	5,800	3,538
	Stellent, Inc.	763,448	10,260,741
*	Stratos International, Inc.	406,507	3,036,607
*	SumTotal Systems, Inc.	1,797	12,615
*	Sunrise Telecom, Inc.	188,500	414,700
*	Suntron Corp.	91,075	117,487
*	SupportSoft, Inc.	632,581	3,643,667
*	Sycamore Networks, Inc.	3,507,778	13,084,012
*	Sykes Enterprises, Inc.	47,168	812,705
*	Symmetricom, Inc.	582,182	5,105,736
*	SYNNEX Corp.	744,800	16,914,408
*	Taitron Components, Inc.	6,400	15,616
*	Technical Communications Corp.	6,200	17,980
	Technitrol, Inc.	258,622	7,106,933
*	Technology Solutions Co.	65,147	435,833
*	TechTeam Global, Inc.	246,600	2,692,872
* #	TeleCommunication Systems, Inc.	99,400	345,912
*	Telular Corp.	79,325	295,089
*	Terayon Communication Systems, Inc.	118,300	201,110
*	Tessco Technologies, Inc.	1,891	40,629
*	TIBCO Software, Inc.	294,535	2,742,121
*	Tier Technologies, Inc. Class B	602,698	4,279,156
*	TII Network Technologies, Inc.	96,800	222,640
*	Tollgrade Communications, Inc.	434,178	3,807,741
*	Track Data Corp.	52,769	205,799
*	Transcat, Inc.	59,100	313,230
	Trans-Lux Corp.	2,746	17,986
*	Triquint Semiconductor, Inc.	3,905,115	19,681,780
	TSR, Inc.	2,300	9,200
*	Tumbleweed Communications Corp.	36,600	94,428

22

		Shares	Value†
* #	Tut Systems, Inc.	20,689	$22,965
*	Ulticom, Inc.	157,583	1,634,136
*	Verilink Corp.	118,178	236
* #	Verso Technologies, Inc.	949	1,053
*	Vicon Industries, Inc.	93,837	334,998
*	Viewpoint Corp.	1,400	1,050
*	Vignette Corp.	1,050,019	17,671,820
* #	Vitech America, Inc.	470	0
*	Vitesse Semiconductor, Inc.	10,800	12,204
* #	Vyyo, Inc.	52,514	225,810
*	Web.com, Inc.	498,152	1,912,904
*	Webb Interactive Services, Inc.	1,300	65
*	White Electronics Designs Corp.	670,954	3,717,085
*	Winland Electronics, Inc.	37,600	121,448
*	Wireless Telecom Group, Inc.	142,300	357,173
* #	Zhone Technologies, Inc.	688,376	929,308
*	ZILOG, Inc.	6,224	25,020
*	Zones, Inc.	170,200	1,451,806
*	Zoran Corp.	1,120,065	16,700,169
*	Zygo Corp.	213,465	3,515,769
Total Information Technology			1,402,982,039

Materials — (7.7%)
* #	AK Steel Holding Corp.	327,516	5,400,739
*	American Pacific Corp.	122,584	907,122
	Arch Chemicals, Inc.	394,764	12,987,736
* #	Atlantis Plastics, Inc.	46,500	177,630
	Bairnco Corp.	120,300	1,472,472
#	Bowater, Inc.	6,000	130,800
*	Brush Engineered Materials, Inc.	91,856	3,253,540
*	Buckeye Technologies, Inc.	1,305,077	15,321,604
#	Calgon Carbon Corp.	1,161,200	6,793,020
*	Caraustar Industries, Inc.	935,728	7,345,465
	Carpenter Technology Corp.	300,462	32,092,346
	Chaparral Steel Co.	1,165,624	54,201,516
	Chesapeake Corp.	683,906	11,133,990
* #	Coeur d’Alene Mines Corp.	199,724	1,088,496
	Commercial Metals Co.	66,708	1,937,867
*	Continental Materials Corp.	6,700	179,560
*	Core Molding Technologies, Inc.	36,937	393,748
	CPAC, Inc.	100,259	702,816
*	Detrex Corp.	12,700	116,523
	Ferro Corp.	738,618	15,407,571
	Friedman Industries, Inc.	126,427	1,207,378
	Gibraltar Industries, Inc.	900,810	19,736,747
	Glatfelter (P.H.) Co.	1,487,100	22,038,822
*	Graphic Packaging Corp.	2,732,100	11,584,104
	H.B. Fuller Co.	1,180,200	30,767,814
* #	Headwaters, Inc.	152,517	3,648,207
*	Impreso, Inc.	6,400	8,960
*	Lesco, Inc.	178,448	1,465,058
*	Material Sciences Corp.	423,167	5,103,394
*	Maxxam, Inc.	103,900	2,768,935
	Metal Management, Inc.	92,742	3,398,994
	Minerals Technologies, Inc.	622,225	35,367,269

23

		Shares	Value†
*	Mod-Pac Corp.	4,206	$46,266
	Myers Industries, Inc.	1,051,999	17,000,304
#	NL Industries, Inc.	61,300	679,817
	NN, Inc.	521,760	5,963,717
*	Northern Technologies International Corp.	300	2,475
*	Northwest Pipe Co.	139,849	4,489,153
	Olympic Steel, Inc.	299,800	7,776,812
* #	OM Group, Inc.	529,900	24,931,795
*	OMNOVA Solutions, Inc.	86,851	415,148
	Penford Corp.	262,304	4,333,262
*	PolyOne Corp.	2,357,397	18,104,809
#	Pope & Talbot, Inc.	581,000	2,910,810
	Quaker Chemical Corp.	292,850	6,117,637
	Reliance Steel & Aluminum Co.	1,569,096	60,394,505
*	Rock of Ages Corp.	87,600	354,780
	Rock-Tenn Co. Class A	1,168,523	29,446,780
*	Rotonics Manufacturing, Inc.	13,000	38,090
#	Ryerson, Inc.	868,939	19,342,582
	Schnitzer Steel Industries, Inc. Class A	787,268	32,136,280
	Schulman (A.), Inc.	1,037,091	23,635,304
	Schweitzer-Maudoit International, Inc.	416,200	10,317,598
	Sensient Technologies Corp.	1,439,203	34,296,207
	Spartech Corp.	1,153,900	34,524,688
#	Steel Dynamics, Inc.	1,332,714	43,339,859
	Steel Technologies, Inc.	437,888	7,553,568
	Stepan Co.	162,700	4,933,064
*	Stillwater Mining Co.	1,134,480	15,723,893
*	Synalloy Corp.	79,597	1,416,031
* #	Terra Industries, Inc.	3,293,400	34,086,690
#	Tronox, Inc. Class A	590,100	9,028,530
*	U.S. Concrete, Inc.	500,231	3,111,437
*	U.S. Energy Corp. Wyoming	25,300	150,535
*	Universal Stainless & Alloy Products, Inc.	31,563	1,051,364
	Vulcan International Corp.	11,100	661,838
	Wausau Paper Corp.	1,620,699	24,245,657
*	Webco Industries, Inc.	9,290	761,780
	Wellman, Inc.	851,400	2,996,928
*	Williams Industries, Inc.	3,400	7,667
#	Worthington Industries, Inc.	512,900	9,488,650
Total Materials			803,956,553

Other — (0.0%)
*	Big 4 Ranch, Inc.	73,300	0
*	Celebrity, Inc. Escrow Shares	26,325	0
*	ePresence, Inc. Escrow Shares	312,600	9,378
*	Hoenig Group Escrow Shares	104,700	0
*	ioWorldMedia, Inc.	18,666	8,400
*	Noel Group, Inc.	95,400	1,336
*	Petrocorp, Inc. Escrow Shares	102,600	6,156
*	StorageNetworks, Inc. Escrow Shares	362,800	9,832
Total Other			35,102

Real Estate Investment Trusts — (0.7%)

24

		Shares	Value†
	Longview Fibre Co.	2,203,282	$45,872,331
#	Potlatch Corp.	672,898	28,053,118
Total Real Estate Investment Trusts			73,925,449

Telecommunication Services — (1.2%)
*	@Road, Inc.	946,699	6,172,477
	Alaska Communications Systems Group, Inc.	114,200	1,723,278
*	Arbinet-thexchange. Inc.	200,500	1,188,965
*	Boston Communications Group, Inc.	356,924	728,125
* #	Broadwing Corp.	463,436	7,011,787
*	Cincinnati Bell, Inc.	122,000	551,440
#	CT Communications, Inc.	627,591	12,790,305
	D&E Communications, Inc.	434,404	5,512,587
*	GoAmerica, Inc.	559	3,371
*	IDT Corp.	687,548	9,254,396
*	IDT Corp. Class B	2,183,700	28,322,589
*	LCC International, Inc. Class A	605,415	2,137,115
* #	Metro One Telecommunications, Inc.	88,879	217,754
	Price Communications Corp.	1,507,706	28,872,570
*	SunCom Wireless Holdings, Inc.	1,950,400	1,774,864
	SureWest Communications	384,623	9,523,265
* #	TALK America Holdings, Inc.	751,745	5,998,925
*	Wireless Facilities, Inc.	46,758	109,414
*	Xeta Corp.	31,711	108,769
Total Telecommunication Services			122,001,996

Utilities — (0.4%)
	Black Hills Corp.	3	107
	Connecticut Water Services, Inc.	177,900	3,887,115
	Delta Natural Gas Co., Inc.	26,900	682,453
#	Empire District Electric Co.	12,300	295,692
	Energy West, Inc.	2,700	31,131
	Florida Public Utilities Co.	3,400	45,730
*	Maine & Maritimes Corp.	600	8,880
#	New Jersey Resources Corp.	41,200	2,132,100
	South Jersey Industries, Inc.	995,182	33,189,320
	Southwest Gas Corp.	1,700	63,818
	Unitil Corp.	13,626	354,276
Total Utilities			40,690,622

TOTAL COMMON STOCKS			9,362,246,669

RIGHTS/WARRANTS — (0.0%)
* #	Angeion Corp. Warrants 10/31/07	315	0
*	CSF Holding, Inc. Litigation Rights	40,500	0
*	Del Global Technologies Corp. Warrants 03/28/08	19,927	10,960
*	Imperial Credit Industries, Inc. Warrants 01/31/08	4,082	0

TOTAL RIGHTS/WARRANTS			10,960

25

	Shares	Value†
BONDS — (0.0%)

* Del Global Technologies Corp. Subordinated Promissory Notes 6.000%, 03/28/07	40	$0

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.8%)

@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,477,941,279 FHLMC, rates ranging from 4.000% to 7.000%, maturities ranging from 06/01/18 to 11/01/36; FNMA, 6.140%(r), 09/01/34 & 4.789%(r), 09/01/35; & GNMA 3.750%, 04/20/34, valued at $953,055,666) to be repurchased at $925,432,987	$925,297	925,296,763

@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $114,165,000 FHLB Bonds 5.125%, 11/28/08 & 5.750%, 07/21/25, valued at $113,801,225) to be repurchased at $108,844,460	108,828	108,828,438

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $101,723,000 FNMA 5.50%, 05/01/36, valued at $96,689,603) to be repurchased at $95,273,733	95,260	95,260,000

TOTAL TEMPORARY CASH INVESTMENTS		1,129,385,201

TOTAL INVESTMENTS - (100.0%) (Cost $8,526,216,725)		$10,491,642,830

See accompanying Notes to Financial Statements.

26

THE U.S. SMALL CAP SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (84.4%)
Consumer Discretionary — (14.5%)
*	1-800 CONTACTS, Inc.	43,278	$698,940
*	1-800-FLOWERS.COM, Inc.	81,820	459,828
*	4Kids Entertainment, Inc.	40,600	727,958
*	99 Cents Only Stores	215,700	2,383,485
*	A.C. Moore Arts & Crafts, Inc.	63,500	1,353,185
#	Aaron Rents, Inc.	141,300	3,775,536
	Aaron Rents, Inc. Class A	8,350	203,114
*	Acme Communications, Inc.	43,648	230,461
	Acme United Corp.	10,800	154,008
*	ACR Group, Inc.	38,800	215,728
*	Advanced Marketing Services, Inc.	47,050	136,445
#	Advo, Inc.	91,350	2,709,441
* #	Aeropostale, Inc.	169,050	5,112,072
*	AFC Enterprises, Inc.	93,600	1,600,560
*	Aftermarket Technology Corp.	68,550	1,331,241
	Aldila, Inc.	15,533	250,392
*	All American Semiconductor, Inc.	10,500	33,495
*	Alloy, Inc.	39,772	480,843
	Ambassadors Group, Inc.	66,776	1,891,096
	Ambassadors International, Inc.	20,080	812,236
	American Axle & Manufacturing Holdings, Inc.	166,000	3,037,800
*	American Biltrite, Inc.	3,955	39,787
#	American Greetings Corp. Class A	181,800	4,328,658
* #	America’s Car-Mart, Inc.	34,700	392,457
	Ameristar Casinos, Inc.	174,772	5,320,060
*	AMS Health Sciences, Inc.	16,900	8,957
#	Applebees International, Inc.	196,476	4,469,829
*	Applica, Inc.	53,700	302,868
	Arbitron, Inc.	90,300	3,983,133
	Arctic Cat, Inc.	40,230	666,209
	Ark Restaurants Corp.	8,150	247,108
*	Arlington Hospitality, Inc.	1,000	3
	ArvinMeritor, Inc.	218,800	3,787,428
	Asbury Automotive Group, Inc.	144,200	3,394,468
*	Ashworth, Inc.	42,018	294,126
*	Audible, Inc.	18,400	146,464
*	Audiovox Corp. Class A	56,400	781,140
* #	Avatar Holdings, Inc.	12,027	858,247
*	Aztar Corp.	99,500	5,366,035
*	Bakers Footwear Group, Inc.	17,924	229,427
*	Ballantyne of Omaha, Inc.	36,500	167,535
* #	Bally Technologies, Inc.	166,860	3,278,799
* #	Bally Total Fitness Holding Corp.	119,800	282,728
	Bandag, Inc.	28,300	1,250,294

1

		Shares	Value†
	Bandag, Inc. Class A	9,300	$346,890
*	Barry (R.G.) Corp.	10,400	74,880
	Bassett Furniture Industries, Inc.	31,504	557,621
	Beasley Broadcast Group, Inc.	21,633	153,811
*	Benihana, Inc.	1,000	28,500
*	Benihana, Inc. Class A	14,150	396,200
	Big 5 Sporting Goods Corp.	72,700	1,778,969
* #	Big Dog Holdings, Inc.	8,126	121,890
* #	Big Lots, Inc.	282,000	6,291,420
*	Birks & Mayors, Inc.	1,765	12,849
*	BJ’s Restaurants, Inc.	70,992	1,473,794
	Blair Corp.	9,535	291,294
#	Blockbuster, Inc. Class A	375,200	1,973,552
*	Blockbuster, Inc. Class B	117,000	573,300
*	Bluegreen Corp.	94,665	1,288,391
	Blyth, Inc.	129,500	3,291,890
	Bob Evans Farms, Inc.	116,638	3,962,193
*	Bombay Co., Inc.	95,700	133,980
#	Bon-Ton Stores, Inc.	45,014	1,683,073
	Books-A-Million, Inc.	53,054	1,113,073
#	Borders Group, Inc.	177,000	4,053,300
* #	Bright Horizons Family Solutions, Inc.	12,800	470,528
*	Broadview Institute, Inc.	200	371
	Brown Shoe Company, Inc.	91,550	4,343,132
*	Buca, Inc.	55,886	251,487
	Buckle, Inc.	60,700	2,852,293
#	Building Materials Holding Corp.	80,442	1,982,091
*	Cabela’s, Inc.	202,300	4,899,706
*	Cache, Inc.	50,555	1,241,631
	Cadmus Communications Corp.	28,792	501,557
*	California Coastal Communities, Inc.	29,900	618,631
*	California Pizza Kitchen, Inc.	63,012	1,976,056
	Callaway Golf Co.	229,200	3,385,284
	Canterbury Park Holding Corp.	2,700	35,640
#	Carmike Cinemas, Inc.	38,028	749,532
*	Carriage Services, Inc.	59,400	305,316
*	Carter’s, Inc.	3,800	104,728
*	Casual Male Retail Group, Inc.	109,340	1,536,227
*	Catalina Lighting, Inc.	1,760	13,728
	Catalina Marketing Corp.	145,400	3,557,938
	Cato Corp. Class A	98,650	2,341,951
*	Cavalier Homes, Inc.	53,060	172,445
*	Cavco Industries, Inc.	15,382	546,061
	CBRL Group, Inc.	99,081	4,249,584
*	CD Warehouse, Inc.	3,300	18
*	CEC Entertainment, Inc.	103,150	4,106,401
* #	Champion Enterprises, Inc.	220,200	2,058,870
*	Championship Auto Racing Teams, Inc.	1,697	0
*	Champps Entertainment, Inc.	36,790	239,135
#	Charles and Colvard, Ltd.	56,078	454,793
*	Charlotte Russe Holding, Inc.	79,600	2,401,532
*	Charming Shoppes, Inc.	354,427	4,795,397
* #	Charter Communications, Inc.	609,631	1,798,411
	Cherokee, Inc.	25,780	1,091,783
	Christopher & Banks Corp.	116,013	2,179,884

2

		Shares	Value†
*	Chromcraft Revington, Inc.	6,200	$51,026
	Churchill Downs, Inc.	19,912	796,082
	Citadel Broadcasting Co.	150,700	1,433,157
	CKE Restaurants, Inc.	218,500	4,029,140
	Coachmen Industries, Inc.	41,100	450,456
	Coast Distribution System, Inc.	9,451	75,230
	Cobra Electronics Corp.	7,500	76,725
	Coinmach Service Corp. Class A	91,300	933,086
*	Coinstar, Inc.	88,600	2,891,904
	Collectors Universe, Inc.	25,200	331,632
	Collegiate Pacific, Inc.	32,700	315,555
* #	Comstock Homebuilding Companies, Inc.	11,250	57,262
*	Concord Camera Corp.	10,091	45,410
*	Congoleum Corp. Class A	3,500	5,880
* #	Conn’s, Inc.	68,184	1,456,410
#	Cooper Tire & Rubber Co.	190,100	2,515,023
*	Corinthian Colleges, Inc.	266,998	3,444,274
*	Cost Plus, Inc.	63,975	689,011
*	Cost-U-Less, Inc.	2,900	24,215
	Courier Corp.	43,102	1,654,274
*	Cox Radio, Inc.	115,000	1,828,500
	CPI Corp.	21,648	904,670
	Craftmade International, Inc.	16,198	299,015
* #	Crown Media Holdings, Inc.	225,386	727,997
*	CSK Auto Corp.	140,200	2,334,330
	CSS Industries, Inc.	32,100	990,606
*	Culp, Inc.	24,600	121,278
*	Cumulus Media, Inc. Class A	146,780	1,489,817
	Cutter & Buck, Inc.	32,724	329,858
*	Cybex International, Inc.	53,300	345,384
*	Cycle Country Accessories Corp.	15,900	30,051
*	Daily Journal Corp.	200	8,066
	Deb Shops, Inc.	44,267	1,119,070
*	Deckers Outdoor Corp.	15,700	876,060
	Decorator Industries, Inc.	2,862	24,399
*	dELiA*s, Inc.	49,457	458,466
	Delta Apparel, Inc.	14,380	256,539
*	Delta Woodside Industries, Inc.	1,650	17
* #	Design Within Reach, Inc.	44,386	248,562
*	DeVry, Inc.	205,100	5,377,722
*	DG Fastchannel, Inc.	39,395	452,649
*	Diedrich Coffee, Inc.	3,925	13,659
*	Dixie Group, Inc.	35,800	497,978
* #	Dominion Homes, Inc.	22,400	130,592
	Domino’s Pizza, Inc.	186,500	5,121,290
*	Dorman Products, Inc.	31,633	326,611
	Dover Downs Gaming & Entertainment, Inc.	46,215	617,432
	Dover Motorsports, Inc.	50,700	268,203
*	Drew Industries, Inc.	62,400	1,730,976
*	drugstore.com, Inc.	298,979	1,007,559
	DRYCLEAN USA, Inc.	300	750
*	DSW, Inc.	51,900	1,987,770
*	Duckwall-ALCO Stores, Inc.	4,953	197,179
*	Dura Automotive Systems, Inc.	51,300	20,520
* #	E Com Ventures, Inc.	2,175	45,001

3

		Shares	Value†
*	Educate, Inc.	91,100	$668,674
	Educational Development Corp.	2,155	14,438
*	ELXSI Corp.	1,800	4,230
*	EMAK Worldwide, Inc.	8,346	50,911
*	Emerging Vision, Inc.	20,900	3,866
*	Emerson Radio Corp.	78,822	254,595
	Emmis Communications Corp. Class A	101,199	855,132
*	Enesco Group, Inc.	34,900	9,423
	Entercom Communications Corp.	99,400	2,678,830
*	Entravision Communications Corp.	188,117	1,346,918
* #	Escala Group, Inc.	81,570	390,720
	Escalade, Inc.	14,250	144,637
#	Ethan Allen Interiors, Inc.	102,400	3,633,152
* #	Everlast Worldwide, Inc.	1,500	23,325
*	Factory Card & Party Outlet Corp.	1,300	9,691
*	Fairchild Corp. Class A	54,352	125,010
*	Famous Dave’s of America, Inc.	32,061	518,426
	Fedders Corp.	93,410	113,960
	Federal Screw Works	1,562	22,454
*	Federal-Mogul Corp.	57,900	23,739
	Finish Line, Inc. Class A	125,934	1,755,520
*	Finlay Enterprises, Inc.	25,400	205,232
	Flanigan’s Enterprises, Inc.	4,100	47,027
*	Fleetwood Enterprises, Inc.	177,900	1,364,493
	Flexsteel Industries, Inc.	9,289	117,041
*	Foamex International, Inc.	10,427	51,092
*	Footstar, Inc.	26,700	162,870
*	Fossil, Inc.	209,100	4,395,282
*	Fountain Powerboat Industries, Inc.	9,875	43,203
*	Franklin Covey Co.	58,400	341,640
*	Franklin Electronic Publishers, Inc.	9,100	17,745
	Fred’s, Inc.	123,750	1,459,012
*	Friendly Ice Cream Corp.	7,200	82,728
	Frisch’s Restaurants, Inc.	7,200	189,288
*	Fuel Systems Solutions, Inc.	46,901	891,119
#	Furniture Brands International, Inc.	153,400	2,641,548
*	Gaiam, Inc.	5,400	73,872
*	GameTech International, Inc.	19,500	208,845
	Gaming Partners International Corp.	24,023	414,397
* #	Gander Mountain Co.	41,375	330,586
*	Gaylord Entertainment Co.	78,463	3,836,841
*	Gemstar-TV Guide International, Inc.	1,321,214	4,082,551
*	Genesco, Inc.	70,700	2,709,224
*	Gentek, Inc.	31,983	1,050,002
*	G-III Apparel Group, Ltd.	21,804	330,113
*	Golf Galaxy, Inc.	10,950	202,684
*	Gottschalks, Inc.	27,800	311,638
	Gray Television, Inc.	120,960	759,629
	Gray Television, Inc. Class A	6,600	47,982
*	Great Wolf Resorts, Inc.	10,600	136,740
	Group 1 Automotive, Inc.	74,500	3,798,755
*	GSI Commerce, Inc.	140,532	2,300,509
*	Guitar Center, Inc.	73,500	3,228,120
*	Gymboree Corp.	101,174	4,026,725
*	Hampshire Group, Ltd.	7,800	129,480

4

		Shares	Value†
	Hancock Fabrics, Inc.	56,600	$180,554
	Handleman Co.	62,823	495,673
*	Harolds Stores, Inc.	1,908	954
*	Harris Interactive, Inc.	194,100	929,739
*	Hartmarx Corp.	108,000	710,640
*	Hastings Entertainment, Inc.	23,620	171,245
	Haverty Furniture Co., Inc.	57,100	795,974
	Haverty Furniture Co., Inc. Class A	400	5,592
*	Hawk Corp.	24,700	295,412
*	Hayes Lemmerz International, Inc.	85,910	201,888
*	Hibbett Sporting Goods, Inc.	103,555	3,264,054
*	Hollywood Media Corp.	103,346	431,986
* #	Home Solutions of America, Inc.	133,700	787,493
*	Hot Topic, Inc.	128,100	1,710,135
*	I.C. Isaacs & Co., Inc.	7,200	32,400
*	Iconix Brand Group, Inc.	125,151	2,251,466
	IHOP Corp.	55,900	2,940,899
	ILX Resorts, Inc.	7,800	75,660
*	Image Entertainment, Inc.	65,400	228,900
* #	Infosonics Corp.	43,300	174,066
*	Insignia Systems, Inc.	17,050	48,592
*	Interface, Inc. Class A	148,406	2,205,313
*	International Textile Group, Inc.	118	1,617
*	Interstate Hotels & Resorts, Inc.	96,840	754,384
*	INVESTools, Inc.	139,883	1,800,294
*	ION Media Networks, Inc.	115,000	78,200
* #	iRobot Corp.	26,300	489,443
* #	Isle of Capri Casinos, Inc.	98,624	2,723,995
	J. Alexander’s Corp.	10,200	88,740
*	Jack in the Box, Inc.	102,500	6,302,725
	Jackson Hewitt Tax Service, Inc.	113,700	4,113,666
*	Jaclyn, Inc.	1,300	13,325
*	Jakks Pacific, Inc.	85,426	1,866,558
*	Jennifer Convertibles, Inc.	10,900	57,116
*	Jo-Ann Stores, Inc.	75,275	1,485,176
*	Johnson Outdoors, Inc.	12,900	234,780
* #	Jos. A. Bank Clothiers, Inc.	52,150	1,563,978
	Journal Communications, Inc. Class A	3,500	41,440
	Journal Register Co.	119,300	928,154
*	K2, Inc.	123,763	1,673,276
	Kellwood Co.	73,676	2,302,375
	Kenneth Cole Productions, Inc. Class A	40,550	969,145
*	Keystone Automotive Industries, Inc.	50,399	1,807,812
	Kimball International, Inc. Class B	80,386	1,928,460
*	Kirkland’s, Inc.	50,872	234,520
*	Knology, Inc.	33,000	330,000
	Koss Corp.	6,548	157,152
* #	Krispy Kreme Doughnuts, Inc.	191,700	1,861,407
*	KSW, Inc.	17,100	96,444
#	K-Swiss, Inc. Class A	80,800	2,683,368
*	LaCrosse Footwear, Inc.	9,563	122,502
*	Lakeland Industries, Inc.	7,108	99,157
*	Lakes Entertainment, Inc.	70,887	673,426
	Landry’s Restaurants, Inc.	66,700	1,884,275
*	Lazare Kaplan International, Inc.	9,000	76,050

5

		Shares	Value†
#	La-Z-Boy, Inc.	154,700	$1,822,366
	Lear Corp.	135,700	4,199,915
	Lee Enterprises, Inc.	4,800	138,720
*	Lenox Group, Inc.	40,700	248,270
#	Levitt Corp. Class A	51,721	644,444
	Libbey, Inc.	44,200	515,814
	Liberty Homes, Inc. Class A	200	1,260
*	LIFE TIME FITNESS, Inc.	98,300	4,847,173
	Lifetime Brands, Inc.	40,298	809,990
*	Lin TV Corp.	82,200	743,910
*	Lincoln Educational Services	24,014	297,533
	Lithia Motors, Inc. Class A	40,510	1,047,589
*	Live Nation, Inc.	206,326	4,423,629
* #	LKQ Corp.	164,700	3,769,983
*	Lodgenet Entertainment Corp.	57,434	1,358,314
*	Lodgian, Inc.	76,151	1,092,767
	Lone Star Steakhouse & Saloon, Inc.	54,046	1,488,427
*	LOUD Technologies, Inc.	2,380	34,772
*	Luby’s, Inc.	80,800	888,800
	M/I Homes, Inc.	43,100	1,606,768
*	Mace Security International, Inc.	46,700	112,547
*	Magna Entertainment Corp.	20,200	89,486
*	Maidenform Brands, Inc.	71,000	1,357,520
	Marine Products Corp.	107,895	1,182,529
*	MarineMax, Inc.	53,275	1,430,966
#	Martha Stewart Living Omnimedia, Inc.	78,700	1,633,025
	Matthews International Corp. Class A	98,866	3,969,470
*	Max & Erma’s Restaurants, Inc.	2,200	17,600
*	McCormick & Schmick’s Seafood Restaurants, Inc.	44,126	1,106,680
	McRae Industries, Inc. Class A	2,500	30,375
*	Meade Instruments Corp.	52,332	108,327
	Media General, Inc. Class A	37,800	1,396,710
*	Mediacom Communications Corp.	256,141	2,072,181
*	Midas, Inc.	48,400	1,064,316
*	Mity Enterprises, Inc.	12,657	225,295
	Modine Manufacturing Co.	101,295	2,491,857
	Monaco Coach Corp.	92,150	1,189,656
*	Monarch Casino & Resort, Inc.	54,772	1,290,428
	Monro Muffler Brake, Inc.	31,775	1,185,207
*	Morgan’s Foods, Inc.	800	6,760
* #	Mothers Work, Inc.	16,954	695,453
*	Motorcar Parts of America, Inc.	2,400	34,920
	Movado Group, Inc.	66,900	1,673,169
	Movie Gallery, Inc.	98,161	278,777
*	MTR Gaming Group, Inc.	85,251	946,286
* #	Multimedia Games, Inc.	81,935	766,912
*	Nathan’s Famous, Inc.	18,205	240,306
* #	National Lampoon, Inc.	6,800	14,824
	National Presto Industries, Inc.	7,519	462,494
*	National RV Holdings, Inc.	30,000	102,000
*	Nature Vision, Inc.	500	3,015
#	Nautilus Group, Inc.	101,700	1,580,418
* #	Navarre Corp.	77,360	370,554
* #	Netflix, Inc.	172,482	5,067,521
*	Nevada Gold & Casinos, Inc.	37,550	144,943

6

		Shares	Value†
*	New Frontier Media, Inc.	73,964	$663,457
*	Nitches, Inc.	2,592	15,785
*	Nobel Learning Communities, Inc.	9,500	99,180
	Nobility Homes, Inc.	12,652	346,032
	Noble International, Ltd.	43,640	826,978
*	NTN Communications, Inc.	134,393	174,711
#	Oakley, Inc.	213,100	3,925,302
*	Odd Job Stores, Inc.	12,700	1,397
*	Opinion Research Corp.	6,500	77,675
#	Orleans Homebuilders, Inc.	49,000	701,190
*	O’Charleys, Inc.	74,162	1,490,656
*	Outdoor Channel Holdings, Inc.	77,600	997,936
* #	Overstock.com, Inc.	54,800	788,572
	Oxford Industries, Inc.	54,900	2,790,018
*	P & F Industries, Inc. Class A	2,900	30,131
* #	P.F. Chang’s China Bistro, Inc.	82,600	2,981,860
*	Palm Harbor Homes, Inc.	66,211	908,415
* #	Papa John’s International, Inc.	108,100	3,351,100
*	Payless ShoeSource, Inc.	190,800	5,951,052
*	PC Mall, Inc.	37,817	356,236
*	Pegasus Communications Corp.	17,040	40,470
*	Perry Ellis International, Inc.	29,000	1,100,550
*	PetMed Express, Inc.	74,865	962,764
*	Phoenix Footwear Group, Inc.	17,500	73,150
*	Phoenix Gold International, Inc.	600	45
	Pier 1 Imports, Inc.	248,100	1,649,865
*	Pinnacle Entertainment, Inc.	148,800	4,837,488
*	Playboy Enterprises, Inc. Class A	4,700	53,580
* #	Playboy Enterprises, Inc. Class B	87,700	1,018,197
*	Point.360	12,582	21,515
* #	PokerTek, Inc.	11,900	124,950
*	Pomeroy IT Solutions, Inc.	39,137	289,614
#	Pre-Paid Legal Services, Inc.	44,950	1,866,324
* #	Priceline.com, Inc.	124,616	4,921,086
* #	PRIMEDIA, Inc.	686,738	1,071,311
*	Princeton Review, Inc.	65,132	345,200
* #	Progressive Gaming International Corp.	103,375	827,000
*	Proliance International, Inc.	45,549	169,898
*	ProQuest Co.	79,500	1,101,075
*	QEP Co., Inc.	2,375	15,604
* #	Quaker Fabric Corp.	42,450	39,054
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	148,096	260,649
* #	Quiksilver, Inc.	354,800	5,162,340
*	Radio One, Inc. Class D	215,749	1,400,211
*	Rare Hospitality International, Inc.	105,450	3,413,416
*	RC2 Corp.	64,791	2,777,590
*	RCN Corp.	114,949	3,455,367
#	Reader’s Digest Association, Inc.	289,100	4,842,425
*	Reading International, Inc. Class A	17,549	146,359
*	Reading International, Inc. Class B	1,060	8,745
*	Red Lion Hotels Corp.	34,000	418,200
*	Red Robin Gourmet Burgers, Inc.	51,349	1,764,865
*	RedEnvelope, Inc.	27,948	214,082
*	Regent Communications, Inc.	110,302	344,142

7

		Shares	Value†
*	Rentrak Corp.	32,600	$480,524
*	Restoration Hardware, Inc.	117,700	1,005,158
*	Retail Ventures, Inc.	145,700	2,772,671
*	Rex Stores Corp.	25,800	433,440
*	Riviera Holdings Corp.	10,800	243,540
*	Rockford Corp.	25,770	43,809
*	Rocky Brands, Inc.	14,000	197,540
*	Rubio’s Restaurants, Inc.	28,695	283,507
#	Ruby Tuesday, Inc.	181,700	4,904,083
	Russ Berrie & Co., Inc.	59,900	961,395
	S&K Famous Brands, Inc.	2,100	27,300
*	Saga Communications, Inc. Class A	47,625	425,291
	Salem Communications Corp.	56,369	696,721
* #	Salton, Inc.	45,500	127,855
	Sauer-Danfoss, Inc.	147,900	4,577,505
*	Schieb (Earl), Inc.	2,200	7,810
*	Scholastic Corp.	125,862	4,193,722
* #	Select Comfort Corp.	161,162	2,789,714
* #	Sharper Image Corp.	44,900	435,081
*	Shiloh Industries, Inc.	45,866	764,128
*	Shoe Carnival, Inc.	36,879	994,258
*	Shoe Pavilion, Inc.	6,100	45,872
* #	Shuffle Master, Inc.	105,330	3,279,976
*	Silverleaf Resorts, Inc.	4,000	16,160
	Sinclair Broadcast Group, Inc. Class A	146,100	1,453,695
* #	Six Flags, Inc.	262,805	1,421,775
*	Skechers U.S.A., Inc. Class A	79,100	2,333,450
	Skyline Corp.	26,000	1,089,140
* #	Smith & Wesson Holding Corp.	122,500	1,598,625
*	Smith & Wollensky Restaurant Group, Inc.	13,000	63,960
	Sonesta International Hotels Corp. Class A	100	1,905
	Sonic Automotive, Inc.	93,700	2,674,198
* #	Source Interlink Companies, Inc.	155,300	1,385,276
*	Spanish Broadcasting System, Inc.	121,300	513,099
*	SPAR Group, Inc.	2,800	3,640
	Spartan Motors, Inc.	39,745	887,903
	Speedway Motorsports, Inc.	65,290	2,474,491
*	Sport Chalet, Inc. Class A	4,625	44,169
*	Sport Chalet, Inc. Class B	675	6,480
	Sport-Haley, Inc.	2,900	13,369
	Stage Stores, Inc.	90,001	2,973,633
*	Stamps.com, Inc.	68,523	1,069,644
	Standard Motor Products, Inc.	57,500	792,350
	Stanley Furniture, Inc.	30,640	674,999
	Star Buffet, Inc.	2,700	23,868
	Stein Mart, Inc.	135,216	2,122,891
*	Steinway Musical Instruments, Inc.	21,200	619,040
	Steven Madden, Ltd.	64,199	2,360,597
	Stewart Enterprises, Inc.	277,399	1,775,354
*	Stoneridge, Inc.	58,600	424,264
*	Strattec Security Corp.	5,830	252,905
	Strayer Education, Inc.	8,100	891,405
	Stride Rite Corp.	109,300	1,708,359
	Sturm Ruger & Co., Inc.	83,400	870,696
*	Sunterra Corp.	55,617	578,417

8

		Shares	Value†
	Sun-Times Media Group, Inc. Class A	218,400	$1,063,608
#	Superior Industries International, Inc.	82,500	1,627,725
	Superior Uniform Group, Inc.	8,000	106,000
*	Syms Corp.	28,800	529,056
* #	Syntax-Brillian Corp.	157,887	1,321,514
* #	Systemax, Inc.	105,668	1,427,575
*	Tag-It Pacific, Inc.	40,500	44,145
	Talbots, Inc.	167,300	4,169,116
	Tandy Brand Accessories, Inc.	14,600	174,178
*	Tandy Leather Factory, Inc.	33,500	262,975
*	Tarrant Apparel Group	78,937	106,565
#	Technical Olympic USA, Inc.	157,240	1,465,477
*	Tempur-Pedic International, Inc.	253,600	5,345,888
*	Tenneco Automotive, Inc.	141,600	3,338,928
*	Texas Roadhouse, Inc.	20,100	276,174
*	The Children’s Place Retail Stores, Inc.	63,663	4,107,537
*	The Dress Barn, Inc.	197,704	4,788,391
*	The Hallwood Group, Inc.	456	42,175
	The Marcus Corp.	66,400	1,689,880
	The Pep Boys - Manny, Moe & Jack	168,400	2,273,400
*	The Rowe Companies	13,200	3,168
*	The Sands Regent	2,000	29,620
*	The Sports Club Co., Inc.	19,400	31,040
*	The Steak n Shake Co.	87,218	1,501,894
*	TiVo, Inc.	286,626	1,633,768
	Traffix, Inc.	43,875	230,782
*	Trans World Entertainment Corp.	76,000	515,280
	Triarc Companies, Inc. Class A	83,100	1,710,198
	Triarc Companies, Inc. Class B	99,500	1,864,630
*	Triple Crown Media, Inc.	14,455	99,739
* #	True Religion Apparel, Inc.	68,907	1,047,386
*	Trump Entertainment Resorts, Inc.	10,959	233,646
	Tuesday Morning Corp.	108,136	1,903,194
#	Tupperware Corp.	188,100	3,993,363
*	Tween Brands, Inc.	101,700	4,263,264
*	Tweeter Home Entertainment Group, Inc.	72,700	183,931
*	Ultimate Electronics, Inc.	858	0
*	Unapix Entertainment, Inc.	6,100	31
*	Unifi, Inc.	136,434	296,062
	Unifirst Corp.	29,450	1,222,175
	United Auto Group, Inc.	132,900	3,119,163
*	United Retail Group, Inc.	41,866	610,406
*	Universal Electronics, Inc.	42,953	902,013
*	Universal Technical Institute, Inc.	77,800	1,598,790
*	Vail Resorts, Inc.	120,800	5,317,616
*	Valassis Communications, Inc.	78,000	1,205,880
	Value Line, Inc.	11,476	668,133
*	ValueVision Media, Inc. Class A	113,352	1,498,513
*	Varsity Group, Inc.	54,737	85,937
*	VCG Holding Corp.	810	3,070
* #	Vertrue, Inc.	29,500	1,130,145
*	Virco Manufacturing Corp.	17,113	102,336
	Visteon Corp.	397,100	3,192,684
*	Warnaco Group, Inc.	143,917	3,730,329
*	Waxman Industries, Inc.	600	5,175

9

		Shares	Value†
* #	WCI Communities, Inc.	125,000	$2,322,500
	Wellco Enterprises, Inc.	1,200	13,740
*	Wells-Gardner Electronics Corp.	28,504	104,610
* #	West Marine, Inc.	65,578	1,134,499
*	Western Metals Corp.	6,800	1,632
*	Wet Seal, Inc. Class A	241,678	1,754,582
	Weyco Group, Inc.	600	14,772
*	Wilsons The Leather Experts, Inc.	113,445	258,655
*	Winmark Corp.	10,267	227,414
#	Winnebago Industries, Inc.	97,100	3,379,080
* #	WisdomTree Investments, Inc.	4,500	33,300
* #	WMS Industries, Inc.	99,100	3,446,698
	Wolverine World Wide, Inc.	177,600	5,161,056
	World Wrestling Entertainment, Inc.	68,900	1,098,266
	Yankee Candle Co., Inc.	121,900	4,151,914
*	Young Broadcasting, Inc. Class A	59,448	130,191
*	Zale Corp.	149,400	4,597,038
Total Consumer Discretionary			617,810,279

Consumer Staples — (3.0%)
	Alico, Inc.	14,700	837,753
*	Alliance One International, Inc.	304,016	1,970,024
#	American Italian Pasta Co.	57,100	481,353
	Andersons, Inc.	21,600	889,920
*	Atlantic Premium Brands, Ltd.	1,900	1,054
*	Bactolac Pharmaceutical, Inc.	1	1,277
*	Boston Beer Co., Inc. Class A	29,800	1,074,588
*	Bridgford Foods Corp.	10,900	72,267
*	Cagle’s, Inc. Class A	2,000	15,300
	Calavo Growers, Inc.	27,504	294,293
	Cal-Maine Foods, Inc.	65,400	541,512
*	Carrington Laboratories, Inc.	32,107	132,923
	Casey’s General Stores, Inc.	161,310	4,015,006
	CCA Industries, Inc.	20,266	236,099
* #	Central European Distribution Corp.	114,240	3,272,976
* #	Central Garden & Pet Co.	69,000	3,601,800
*	Chattem, Inc.	59,400	2,895,156
	Chiquita Brands International, Inc.	130,496	1,866,093
	Coca-Cola Bottling Co. Consolidated	5,900	372,467
*	Cuisine Solutions, Inc.	44,900	257,277
*	Darling International, Inc.	258,700	1,179,672
	Delta & Pine Land Co.	107,700	4,367,235
*	Elizabeth Arden, Inc.	86,000	1,582,400
	Farmer Brothers Co.	23,300	489,533
*	Female Health Co.	9,000	11,610
	Flowers Foods, Inc.	163,437	4,353,962
*	Galaxy Nutritional Foods, Inc.	400	228
*	Genesee Corp. Class B	200	410
	Glacier Water Services, Inc.	3,500	104,125
	Golden Enterprises, Inc.	12,150	37,300
#	Great Atlantic & Pacific Tea Co., Inc.	128,500	3,379,550
*	Green Mountain Coffee, Inc.	22,601	1,111,969
*	Griffin Land & Nurseries, Inc. Class A	2,200	68,222
*	Hain Celestial Group, Inc.	120,195	3,610,658
* #	Hines Horticulture, Inc.	22,640	30,564

10

		Shares	Value†
*	IGI, Inc.	2,100	$2,163
	Imperial Sugar Co. (New)	25,720	592,589
	Ingles Market, Inc. Class A	37,759	1,124,085
* #	Integrated Biopharma, Inc.	41,400	296,010
	Inter Parfums, Inc.	62,936	1,268,790
*	Interstate Bakeries Corp.	81,300	227,640
	J & J Snack Foods Corp.	57,220	2,190,382
*	Katy Industries, Inc.	11,399	31,347
	Lancaster Colony Corp.	98,285	4,200,701
	Lance, Inc.	95,400	1,824,048
* #	Lifeway Foods, Inc.	15,714	137,340
	Longs Drug Stores Corp.	98,500	4,047,365
#	Mannatech, Inc.	82,000	1,223,440
*	Maui Land & Pineapple Co., Inc.	20,700	658,260
*	Medifast, Inc.	41,900	546,795
#	MGP Ingredients, Inc.	50,455	1,100,424
*	Monterey Pasta Co.	49,094	210,122
#	Nash Finch Co.	41,340	1,093,443
#	National Beverage Corp.	116,500	1,472,560
*	Natrol, Inc.	11,900	24,752
*	Natural Alternatives International, Inc.	20,409	176,130
*	Natural Health Trends Corp.	10,874	15,332
	Nature’s Sunshine Products, Inc.	40,784	456,781
*	NBTY, Inc.	25,982	944,446
	Nu Skin Enterprises, Inc. Class A	216,500	4,152,470
	Oil-Dri Corp. of America	5,125	91,994
*	Omega Protein Corp.	65,900	473,821
* #	Pantry, Inc.	65,300	3,201,006
* #	Parlux Fragrances, Inc.	51,846	342,184
*	Pathmark Stores, Inc.	161,579	1,824,227
*	Peet’s Coffee & Tea, Inc.	42,857	1,090,711
*	Performance Food Group Co.	123,587	3,344,264
*	Pizza Inn, Inc.	9,700	16,587
*	Playtex Products, Inc.	197,400	2,933,364
	Premium Standard Farms, Inc.	6,900	131,031
*	Prestige Brands Holdings, Inc.	900	10,782
*	PriceSmart, Inc.	89,768	1,546,703
*	Pyramid Breweries, Inc.	13,000	42,900
	Ralcorp Holdings, Inc.	82,600	4,183,690
	Reddy Ice Holdings, Inc.	7,300	180,821
*	Redhook Ale Brewery, Inc.	15,100	75,500
	Reliv International, Inc.	50,522	451,667
* #	Revlon, Inc.	1,102,142	1,796,491
	Rocky Mountain Chocolate Factory, Inc.	17,620	256,371
	Ruddick Corp.	147,200	4,103,936
* #	San Filippo (John B.) & Son, Inc.	23,393	255,919
#	Sanderson Farms, Inc.	62,200	1,719,830
*	Scheid Vineyards, Inc.	440	15,840
*	Schiff Nutrition International, Inc.	10,200	64,668
	Seaboard Corp.	1,400	2,349,200
*	Seneca Foods Corp. Class A	200	5,175
*	Seneca Foods Corp. Class B	1,300	35,113
*	Smart & Final Food, Inc.	98,400	1,777,104
	Spartan Stores, Inc.	66,075	1,389,557
*	Spectrum Brands, Inc.	81,100	716,924

11

		Shares	Value†
*	Standard Management Corp.	7,400	$333
* #	Star Scientific, Inc.	245,395	900,600
	Stephan Co.	3,400	11,900
	Tasty Baking Co.	23,100	213,444
	The Topps Co., Inc.	119,848	1,052,265
*	Tofutti Brands, Inc.	11,805	37,186
	Tootsie Roll Industries, Inc.	10,400	337,480
* #	United Natural Foods, Inc.	131,013	4,643,101
	United-Guardian, Inc.	6,700	65,995
	Universal Corp.	79,800	3,716,286
*	USANA Health Services, Inc.	55,160	2,668,641
#	Vector Group, Ltd.	176,233	3,145,759
*	Vermont Pure Holdings, Ltd.	16,800	25,536
	WD-40 Co.	52,789	1,715,642
	Weis Markets, Inc.	83,307	3,367,269
*	Wild Oats Markets, Inc.	91,369	1,383,327
*	Zapata Corp.	24,655	148,423
Total Consumer Staples			129,034,558

Energy — (4.8%)
*	Abraxas Petroleum Corp.	122,000	517,280
	Adams Resources & Energy, Inc.	12,700	384,175
*	Allis-Chalmers Energy, Inc.	76,800	1,620,480
*	Alpha Natural Resources, Inc.	37,700	593,775
* #	American Oil & Gas, Inc.	117,900	937,305
*	Arena Resources, Inc.	46,700	2,040,790
*	Atlas America, Inc.	63,353	3,078,956
* #	ATP Oil & Gas Corp.	96,400	4,362,100
* #	Atwood Oceanics, Inc.	99,300	4,922,301
	Barnwell Industries, Inc.	9,776	219,862
	Berry Petroleum Corp. Class A	134,600	4,408,150
*	Bolt Technology Corp.	17,900	359,790
*	Boots & Coots International Well Control, Inc.	92,200	170,570
* #	BPZ Energy, Inc.	544	2,230
*	Brigham Exploration Co.	135,213	1,164,184
*	Bristow Group, Inc.	75,000	2,667,750
*	Callon Petroleum Co.	61,962	999,447
#	CARBO Ceramics, Inc.	67,450	2,624,479
*	Carrizo Oil & Gas, Inc.	82,896	2,760,437
	CKX Lands, Inc.	1,900	27,597
*	Clayton Williams Energy, Inc.	33,676	1,329,865
*	Comstock Resources, Inc.	134,700	4,111,044
* #	Contango Oil & Gas Co.	46,500	1,079,730
*	Dawson Geophysical Co.	24,200	878,218
* #	Delta Petroleum Corp.	169,915	5,134,831
*	Dril-Quip, Inc.	121,200	5,130,396
* #	Dune Energy, Inc.	67,100	173,789
*	Edge Petroleum Corp.	50,713	1,006,653
* #	Encore Acquisition Co.	158,900	4,315,724
*	Endeavour International Corp.	264,400	608,120
*	Energy Partners, Ltd.	106,300	2,583,090
* #	Evergreen Energy, Inc.	229,400	2,018,720
*	EXCO Resources, Inc.	68,600	1,007,048
* #	FX Energy, Inc.	108,954	762,678
* #	Gasco Energy, Inc.	237,895	632,801

12

		Shares	Value†
*	Giant Industries, Inc.	42,500	$3,276,325
* #	Goodrich Petroleum Corp.	77,400	3,402,504
* #	Grey Wolf, Inc.	597,900	4,233,132
* #	GSV, Inc.	1,340	181
	Gulf Island Fabrication, Inc.	43,177	1,624,751
*	Gulfmark Offshore, Inc.	64,014	2,577,844
*	Gulfport Energy Corp.	66,901	798,798
* #	Hanover Compressor Co.	246,600	4,870,350
*	Harvest Natural Resources, Inc.	115,600	1,184,900
*	Horizon Offshore, Inc.	1,559	25,879
* #	Hornbeck Offshore Services, Inc.	85,200	3,215,448
*	Houston American Energy Corp.	7,700	45,045
*	Houston Exploration Co.	22,797	1,279,368
*	Hydril Co.	60,744	4,595,891
*	Infinity, Inc.	40,611	152,291
* #	Input/Output, Inc.	246,300	2,672,355
*	Key Energy Group, Inc.	111,900	1,723,260
*	Lone Star Technologies, Inc.	95,800	5,025,668
#	Lufkin Industries, Inc.	32,100	1,877,850
*	Mariner Energy, Inc.	3,900	81,705
	MarkWest Hydrocarbon, Inc.	36,123	1,518,250
*	Matrix Service Co.	71,194	1,137,680
* #	McMoran Exploration Co.	87,664	1,377,201
*	Meridian Resource Corp.	269,800	957,790
* #	Metretek Technologies, Inc.	48,700	693,488
*	Mexco Energy Corp.	300	2,097
*	Miller Petroleum, Inc.	569	245
*	Mitcham Industries, Inc.	26,900	336,250
*	NATCO Group, Inc. Class A	53,400	1,840,698
*	Natural Gas Services Group	36,989	579,618
*	Newpark Resources, Inc.	257,100	1,581,165
*	NS Group, Inc.	67,400	4,458,510
*	Oil States International, Inc.	137,031	4,770,049
*	OMNI Energy Services Corp.	51,300	518,130
	Panhandle Royalty Co.	4,200	78,540
*	Parallel Petroleum Corp.	108,400	2,140,900
*	Parker Drilling Co.	337,200	3,247,236
	Penn Virginia Corp.	57,800	4,357,542
*	Petrohawk Energy Corp.	477,256	6,190,010
*	Petroleum Development Corp.	50,033	2,112,894
*	PetroQuest Energy, Inc.	147,700	1,852,158
*	PHI, Inc. Non-Voting	37,900	1,283,294
*	Pioneer Drilling Co.	153,400	2,221,232
*	Quest Resource Corp.	44,273	498,957
* #	Rentech, Inc.	438,400	1,762,368
*	Royale Energy, Inc.	8,917	38,343
	RPC, Inc.	226,400	5,094,000
*	SEACOR Holdings, Inc.	10,807	1,017,695
*	Stone Energy Corp.	72,763	2,839,212
* #	SulphCo, Inc.	195,500	977,500
*	Swift Energy Corp.	90,600	4,630,566
* #	Syntroleum Corp.	161,726	426,957
*	T-3 Energy Services, Inc.	1,250	27,300
*	Tengasco, Inc.	217	191
* #	Teton Energy Corp.	33,400	175,350

13

		Shares	Value†
*	TETRA Technologies, Inc.	161,500	$4,173,160
*	TGC Industries, Inc.	46,835	364,376
*	Torch Offshore, Inc.	30	0
* #	Toreador Resources Corp.	8,100	198,531
* #	Transmeridian Exploration, Inc.	284,800	954,080
*	Trico Marine Services, Inc.	45,719	1,661,886
* #	Tri-Valley Corp.	72,200	596,372
*	Universal Compression Holdings, Inc.	83,949	5,284,590
	USEC, Inc.	260,931	3,251,200
*	VAALCO Energy, Inc.	186,700	1,566,413
*	Warren Resources, Inc.	122,800	1,641,836
*	Warrior Energy Service Corp.	33,200	964,460
*	Westmoreland Coal Co.	25,400	561,594
*	Westside Energy Corp.	3,900	4,992
*	W-H Energy Services, Inc.	92,900	4,435,975
*	Whiting Petroleum Corp.	110,860	5,321,280
*	Whittier Energy Corp.	5,900	43,955
	World Fuel Services Corp.	87,700	4,253,450
Total Energy			203,319,476

Financials — (12.6%)
*	1st Constitution Bancorp	352	6,674
	1st Independence Financial Group, Inc.	3,373	57,341
	1st Source Corp.	69,074	2,159,944
	21st Century Holding Co.	23,050	608,059
	21st Century Insurance Group	262,400	4,484,416
	Abigail Adams National Bancorp, Inc.	363	4,864
	Access National Corp.	1,800	17,190
* #	Accredited Home Lenders Holding Co.	63,556	1,883,164
	Advance America Cash Advance Centers, Inc.	32,400	458,784
	Advanta Corp. Class A	29,817	1,243,071
	Advanta Corp. Class B Non-Voting	60,642	2,766,488
* #	Agility Capital, Inc.	500	5
#	Alabama National Bancorporation	65,651	4,495,780
	Alfa Corp.	256,968	4,980,040
	Alliance Financial Corp.	200	6,140
	Amcore Financial, Inc.	77,665	2,472,854
	Ameriana Bancorp	2,912	39,982
	American Bancorp of New Jersey, Inc.	11,900	145,180
* #	American Business Financial Services, Inc.	253	5
	American Equity Investment Life Holding Co.	176,200	2,290,600
*	American Independence Corp.	8,300	87,316
	American National Bankshares, Inc.	600	13,980
*	American Physicians Capital, Inc.	34,500	1,377,240
	American Physicians Services Group, Inc.	100	1,586
	American River Bankshares	6,352	159,499
	American West Bancorporation	36,400	796,068
	Ameris Bancorp	41,724	1,164,517
*	AmeriServe Financial, Inc.	53,066	262,146
	Anchor Bancorp Wisconsin, Inc.	70,217	2,012,419
*	Argonaut Group, Inc.	101,822	3,449,729
	Arrow Financial Corp.	25,377	622,752
	ASB Financial Corp.	900	19,237
*	Asset Acceptance Capital Corp.	106,644	1,775,623
#	ASTA Funding, Inc.	42,500	1,399,100

14

		Shares	Value†
*	Atlantic American Corp.	20,440	$58,254
#	Atlantic Coast Federal Corp.	14,342	258,156
	Baldwin & Lyons, Inc. Class B	28,025	749,669
	BancFirst Corp.	50,100	2,668,827
*	Bancinsurance Corp.	5,700	34,485
	Bancorp Rhode Island, Inc.	3,050	131,912
*	Bancshares of Florida, Inc.	27,928	583,137
#	Bank of Commerce Holdings	1,000	11,855
	Bank of Granite Corp.	32,812	611,944
#	Bank of the Ozarks, Inc.	51,800	1,696,450
	BankAtlantic Bancorp, Inc. Class A	175,085	2,288,361
	BankFinancial Corp.	76,637	1,341,914
	BankUnited Financial Corp. Class A	111,975	2,855,362
	Banner Corp.	38,051	1,737,409
	Bar Harbor Bankshares	1,300	40,241
*	Beach First National Bancshares, Inc.	800	20,976
	Berkshire Hills Bancorp, Inc.	26,800	903,964
	Beverly Hills Bancorp, Inc.	67,437	585,353
*	BFC Financial Corp.	75,938	504,988
*	BNCCORP, Inc.	3,900	50,700
*	BNS Holding, Inc. Class A	4,020	44,220
	Boston Private Financial Holdings, Inc.	112,900	3,065,235
	Bristol West Holdings, Inc.	88,300	1,367,767
	Brooke Corp.	17,700	199,302
#	Brookline Bancorp, Inc.	195,019	2,632,756
	Bryn Mawr Bank Corp.	3,364	81,812
	C&F Financial Corp.	300	12,150
*	CabelTel International Corp.	674	2,298
	Cadence Financial Corp.	600	12,690
	California First National Bancorp	11,700	163,800
	Camco Financial Corp.	8,070	103,699
	Camden National Corp.	20,400	916,164
	Capital Bank Corp.	1,760	30,448
	Capital City Bank Group, Inc.	9,166	311,919
	Capital Corp. of the West	34,319	1,097,178
*	Capital Crossing Bank	12,900	380,550
	Capital Southwest Corp.	1,200	155,184
	Capitol Bancorp, Ltd.	51,464	2,305,587
	Cardinal Financial Corp.	75,590	752,120
	Carver Bancorp, Inc.	1,000	16,030
	Cash America International, Inc.	94,800	4,189,212
* #	Cash Systems, Inc.	54,800	357,296
* #	Centennial Bank Holdings, Inc.	68,198	649,927
#	Center Bancorp, Inc.	42,166	674,656
	Center Financial Corp.	53,238	1,194,128
#	Centerstate Banks of Florida, Inc.	5,500	115,390
	Central Bancorp, Inc.	1,600	52,240
	Central Pacific Financial Corp.	95,300	3,570,891
	Central Virginia Bankshares, Inc.	2,832	77,767
	Century Bancorp, Inc. Class A	1,000	26,500
	CFS Bancorp, Inc.	27,220	389,518
#	Charter Financial Corp.	22,539	1,155,124
	Chemical Financial Corp.	76,473	2,497,608
	Chittenden Corp.	147,153	4,426,362
#	Citizens Banking Corp.	137,262	3,684,112
	Citizens First Bancorp, Inc.	26,077	762,491
	Citizens South Banking Corp.	16,729	213,295

15

		Shares	Value†
* #	Citizens, Inc.	128,754	$825,313
	City Holding Co.	56,242	2,221,559
	Clark, Inc.	49,924	818,754
*	CNA Surety Corp.	135,418	2,702,943
	CNB Financial Corp.	2,100	29,043
	CoBiz, Inc.	31,679	734,636
	Codorus Valley Bancorp, Inc.	210	4,200
	Cohen & Steers, Inc.	116,600	4,424,970
#	Colony Bankcorp, Inc.	7,357	135,148
	Columbia Banking System, Inc.	51,387	1,728,145
	Comm Bancorp, Inc.	100	4,280
	Commercial Bancshares, Inc.	10,690	408,786
	Commercial National Financial Corp.	3,500	71,190
	Commonwealth Bankshares, Inc.	271	7,398
*	Community Bancorp	2,348	71,356
	Community Bank System, Inc.	95,600	2,298,224
	Community Banks, Inc.	9,064	248,535
	Community Bankshares, Inc.	610	10,095
	Community Central Bank Corp.	1,680	20,160
	Community Trust Bancorp, Inc.	44,510	1,798,649
	Community West Bancshares	5,700	89,775
* #	CompuCredit Corp.	88,307	3,325,642
	Consolidated-Tokoma Land Co.	16,200	1,162,350
*	Consumer Portfolio Services, Inc.	64,398	441,770
	Cooperative Bankshares, Inc.	3,850	70,339
#	Corus Bankshares, Inc.	162,288	3,636,874
*	Cowlitz Bancorporation	1,441	24,057
	Crawford & Co. Class A	26,400	157,608
	Crawford & Co. Class B	24,500	177,625
	CVB Financial Corp.	243,369	3,538,585
*	Dearborn Bancorp, Inc.	7,305	154,793
	Delphi Financial Group, Inc. Class A	109,875	4,449,937
	Delta Financial Corp.	72,500	685,125
	Dime Community Bancshares	115,603	1,626,534
	Direct General Corp.	32,400	531,360
*	Dollar Financial Corp.	52,700	1,542,002
	Donegal Group, Inc. Class A	62,060	1,190,931
	Donegal Group, Inc. Class B	5,080	89,662
	ECB Bancorp, Inc.	100	3,247
	EMC Insurance Group, Inc.	47,060	1,622,629
* #	Encore Capital Group, Inc.	72,900	1,014,768
	Enterprise Financial Services Corp.	12,883	400,404
*	Epoch Holding Corp.	8,200	68,306
	ESB Financial Corp.	11,662	126,299
	Evans Bancorp, Inc.	114	2,337
*	EZCORP, Inc. Class A Non-Voting	10,500	490,560
#	F.N.B. Corp.	186,620	3,344,230
	FBL Financial Group, Inc. Class A	87,700	3,455,380
#	Federal Agriculture Mortgage Corporation Class C	28,600	746,174
	Federal Trust Corp.	1,293	13,176
	Fidelity Bankshares, Inc.	72,848	2,867,297
	Fidelity Southern Corp.	8,900	165,540
	Financial Federal Corp.	84,200	2,332,340
*	Financial Industries Corp.	12,082	96,656
	Financial Institutions, Inc.	12,834	299,546
*	Firebrand Financial Group, Inc.	8,300	353

16

		Shares	Value†
*	First Acceptance Corp.	147,000	$1,484,700
	First Albany Companies, Inc.	41,288	92,898
	First Bancorp	43,414	907,787
	First Bancshares, Inc.	101	1,717
*	First Bank of Delaware	6,767	22,060
	First Busey Corp.	68,243	1,610,535
*	First Cash Financial Services, Inc.	96,162	1,964,590
	First Charter Corp.	96,710	2,325,875
	First Commonwealth Financial Corp.	228,651	3,141,665
	First Community Bancorp	91,933	4,965,301
	First Community Bancshares, Inc.	34,661	1,305,333
	First Defiance Financial Corp.	13,354	397,415
	First Federal Bancshares of Arkansas, Inc.	6,020	145,564
	First Federal Bankshares, Inc.	1,703	36,887
	First Financial Bancorp	122,953	2,039,790
	First Financial Bankshares, Inc.	34,344	1,432,832
	First Financial Corp.	40,587	1,375,899
	First Financial Holdings, Inc.	37,228	1,400,517
	First Financial Service Corp.	110	3,414
	First Franklin Corp.	300	4,762
	First Indiana Corp.	51,702	1,283,761
*	First Investors Financial Services Group, Inc.	5,300	38,637
	First Keystone Financial, Inc.	2,200	42,350
	First M&F Corp.	8,400	155,946
*	First Mariner Bancorp, Inc.	6,400	120,896
	First Merchants Corp.	56,629	1,510,295
	First Midwest Bancorp, Inc.	1,414	52,671
	First Mutual Bancshares, Inc.	8,745	204,633
	First National Lincoln Corp.	1,700	28,424
	First Niagara Financial Group, Inc.	317,104	4,556,784
	First PacTrust Bancorp, Inc.	8,100	226,800
	First Place Financial Corp.	54,158	1,318,747
*	First Regional Bancorp	38,100	1,282,446
	First Republic Bank	95,659	3,837,839
#	First South Bancorp, Inc.	11,378	340,771
	First State Bancorporation	54,476	1,392,407
	First United Corp.	4,983	109,726
	Firstbank Corp.	9,030	210,503
	FirstBank NW Corp.	5,656	163,232
*	FirstCity Financial Corp.	34,900	364,356
* #	FirstFed Financial Corp.	51,500	3,348,530
	Flag Financial Corp.	9,750	248,137
#	Flagstar Bancorp, Inc.	197,900	2,978,395
	Flushing Financial Corp.	65,494	1,113,398
	FMS Financial Corp.	4,900	154,105
	FNB Corp. VA	837	32,727
	FNB Financial Services Corp.	3,281	49,182
	FNB United Corp.	4,680	83,444
*	FPIC Insurance Group, Inc.	30,246	1,172,032
*	Franklin Bank Corp.	72,657	1,425,530
*	Franklin Credit Management Corp.	2,400	13,800
	Frontier Financial Corp.	140,313	4,215,003
	GAMCO Investors, Inc.	23,200	905,960
	Gateway Financial Holdings, Inc.	33,561	487,977
	GB&T Bancshares, Inc.	43,218	946,906

17

		Shares	Value†
	German American Bancorp, Inc.	5,000	$72,000
	Glacier Bancorp, Inc.	104,871	3,727,115
	Great American Financial Resources, Inc.	65,900	1,461,003
*	Great Lakes Bancorp, Inc.	18,955	279,018
	Great Pee Dee Bancorp, Inc.	262	4,153
#	Great Southern Bancorp, Inc.	42,264	1,236,222
	Greater Bay Bancorp	157,912	4,064,655
	Greater Community Bancorp	4,834	78,794
	Greene County Bancshares, Inc.	30,322	1,168,610
*	Greenville First Bancshares, Inc.	1,950	42,412
*	Grubb & Ellis Co.	16,700	183,032
	GS Financial Corp.	500	10,625
	Guaranty Bancshares, Inc.	2,900	58,000
	Guaranty Federal Bancshares, Inc.	3,600	102,780
	Hancock Holding Co.	94,429	5,072,726
	Hanmi Financial Corp.	151,643	3,310,367
	Harbor Florida Bancshares, Inc.	69,791	3,040,794
	Harleysville Group, Inc.	96,476	3,430,687
	Harleysville National Corp.	89,948	1,817,849
	Heartland Financial USA, Inc.	8,617	249,462
	Hercules Technology Growth Capital, Inc.	19,300	262,287
	Heritage Commerce Corp.	36,666	950,383
	Heritage Financial Corp.	13,110	319,884
	Heritage Financial Group	200	3,322
	HF Financial Corp.	5,935	103,210
	Hilb Rogal Hamilton Co.	110,600	4,600,960
	Hingham Institution for Savings	489	16,672
	HMN Financial, Inc.	5,861	198,688
	Home Federal Bancorp	4,761	135,927
	HopFed Bancorp, Inc.	2,100	33,810
	Horace Mann Educators Corp.	133,338	2,696,094
	Horizon Financial Corp.	38,067	939,874
	IBERIABANK Corp.	30,016	1,711,812
	IBT Bancorp, Inc.	4,400	92,400
	Independence Holding Co.	6,116	124,461
	Independent Bank Corp. MA	44,723	1,536,682
	Independent Bank Corp. MI	71,124	1,670,703
	Infinity Property & Casualty Corp.	62,046	2,801,377
	Integra Bank Corp.	54,638	1,521,668
	Interchange Financial Services Corp.	57,954	1,328,306
*	Intervest Bancshares Corp.	23,500	819,680
*	Investment Technology Group, Inc.	65,500	2,456,250
	Investors Capital Holdings, Ltd.	100	578
	Investors Title Co.	1,862	96,396
	Irwin Financial Corp.	92,200	2,031,166
	ITLA Capital Corp.	14,000	742,280
	K-Fed Bancorp	9,300	173,910
*	Kennedy-Wilson, Inc.	8,600	182,750
*	KMG America Corp.	29,750	249,900
	KNBT Bancorp, Inc.	85,584	1,437,811
*	Knight Capital Group, Inc.	290,423	5,114,349
* #	LaBranche & Co., Inc.	112,200	1,211,760
*	Ladenburg Thalmann Financial Services, Inc.	25,269	29,817
	Lakeland Bancorp, Inc.	19,155	286,367
	Lakeland Financial Corp.	9,049	225,411
	LandAmerica Financial Group, Inc.	51,600	3,153,276
	Leesport Financial Corp.	2,888	70,727

18

		Shares	Value†
	Lincoln Bancorp	1,200	$23,184
	LNB Bancorp, Inc.	2,559	43,170
	LSB Bancshares, Inc.	5,511	92,585
	LSB Corp.	4,200	68,082
	Macatawa Bank Corp.	50,205	1,110,033
	MAF Bancorp, Inc.	102,223	4,496,790
	MainSource Financial Group, Inc.	4,500	82,170
*	MarketAxess Holdings, Inc.	4,900	70,560
*	Marlin Business Services, Inc.	37,133	805,043
	MASSBANK Corp.	7,100	235,081
	Mayflower Co-Op Bank Middleboro	700	9,100
*	Mays (J.W.), Inc.	200	4,250
	MB Financial, Inc.	113,293	4,069,485
#	MBT Financial Corp.	52,325	802,665
	MCG Capital Corp.	177,834	3,474,876
*	Meadowbrook Insurance Group, Inc.	80,400	783,900
	Medallion Financial Corp.	53,922	639,515
	Mercantile Bank Corp.	10,179	389,245
	Mercer Insurance Group, Inc.	20,300	410,263
	Merchants Bancshares, Inc.	20,430	485,212
	Merchants Group, Inc.	1,700	54,502
	Merrill Merchants Bancshares, Inc.	322	8,259
	Meta Financial Group, Inc.	2,300	62,077
	MetroCorp Bancshares, Inc.	13,455	294,530
	MFB Corp.	1,300	47,047
	MicroFinancial, Inc.	22,700	81,266
	Mid Penn Bancorp, Inc.	200	4,986
	Midland Co.	15,247	694,501
	MidSouth Bancorp, Inc.	1,727	51,370
	Mid-State Bancshares	68,203	2,480,543
	Midwest Banc Holdings, Inc.	68,020	1,584,866
	MidWestOne Financial Group, Inc.	296	5,731
	Monroe Bancorp	700	11,900
*	Move, Inc.	435,345	2,411,811
	Municipal Mortgage & Equity, L.L.C.	96,000	2,748,480
	MutualFirst Financial, Inc.	2,484	54,971
	Nara Bancorp, Inc.	80,311	1,628,707
	National Penn Bancshares, Inc.	149,136	3,031,935
	National Western Life Insurance Co. Class A	1,000	228,460
*	Navigators Group, Inc.	51,684	2,391,419
	NBT Bancorp, Inc.	105,199	2,603,675
	NetBank, Inc.	55,733	255,257
	New Hampshire Thrift Bancshares, Inc.	700	11,018
	NewAlliance Bancshares, Inc.	30,700	501,945
*	Newtek Business Services, Inc.	86,488	174,706
*	NexCen Brands, Inc.	143,603	1,054,046
	North Bay Bancorp	1,750	49,087
	North Central Bancshares, Inc.	1,700	67,617
	North Valley Bancorp	1,555	28,767
	Northeast Bancorp	900	16,893
* #	Northern Empire Bancshares	32,100	940,530
	Northrim BanCorp, Inc.	8,096	221,264
	Northway Financial, Inc.	2,500	83,562
	Northwest Bancorp, Inc.	154,905	4,258,338
	NYMAGIC, Inc.	13,000	441,610
	Oak Hill Financial, Inc.	5,500	157,520
	OceanFirst Financial Corp.	37,780	835,694

19

		Shares	Value†
*	Ocwen Financial Corp.	211,434	$3,182,082
	Ohio Casualty Corp.	132,778	3,878,445
	Ohio Valley Banc Corp.	1,800	45,810
	Old National Bancorp	206,000	3,868,680
	Old Second Bancorp, Inc.	6,479	195,212
	Omega Financial Corp.	38,967	1,264,869
	PAB Bankshares, Inc.	4,239	93,512
	Pacific Capital Bancorp	142,827	4,654,732
	Pacific Continental Corp.	2,763	53,602
*	Pacific Mercantile Bancorp	30,420	510,295
*	Pacific Premier Bancorp, Inc.	5,105	60,494
	Pamrapo Bancorp, Inc.	7,500	186,600
	Park Bancorp, Inc.	1,200	40,848
	Parkvale Financial Corp.	5,600	174,720
	Partners Trust Financial Group, Inc.	144,489	1,639,950
	PAULA Financial	6,000	13,860
	Peapack-Gladstone Financial Corp.	8,450	216,320
*	Pelican Financial, Inc. Escrow Shares	300	0
*	Penn Treaty American Corp.	67,600	480,636
	Pennfed Financial Services, Inc.	44,701	865,411
	Penns Woods Bancorp, Inc.	1,131	41,904
*	Pennsylvania Commerce Bancorp, Inc.	7,154	181,783
	Peoples Bancorp of North Carolina	824	23,608
	Peoples Bancorp, Inc. IN	500	9,825
	Peoples Bancorp, Inc. OH	33,018	942,334
	PFF Bancorp, Inc.	85,400	2,818,200
*	Pico Holdings, Inc.	49,200	1,562,592
	Pinnacle Bancshares, Inc.	35	524
*	Pinnacle Financial Partners, Inc.	47,635	1,560,523
*	Piper Jaffray Companies, Inc.	52,200	3,396,654
	Placer Sierra Bancshares	1,700	39,678
*	PMA Capital Corp. Class A	101,108	896,828
	Pocahontas Bancorp, Inc.	4,825	76,959
* #	Portfolio Recovery Associates, Inc.	49,405	2,255,338
	Premier Financial Bancorp, Inc.	5,300	75,260
	Presidential Life Corp.	76,892	1,721,612
	Princeton National Bancorp, Inc.	101	3,277
*	ProAssurance Corp.	90,450	4,633,753
	ProCentury Corp.	40,190	710,961
#	Prosperity Bancshares, Inc.	101,625	3,446,104
#	Provident Bankshares Corp.	101,493	3,742,047
	Provident Financial Holdings, Inc.	20,825	633,913
	Provident Financial Services, Inc.	203,653	3,704,448
	Provident New York Bancorp	131,447	2,000,623
*	PSB Bancorp, Inc.	5,100	82,671
	Pulaski Financial Corp.	24,966	399,456
*	QC Holdings, Inc.	12,800	186,368
	Rainier Pacific Financial Group, Inc.	17,166	330,274
	Renasant Corp.	47,460	1,448,005
	Republic Bancorp, Inc.	209,458	2,861,196
	Republic Bancorp, Inc. Class A	59,255	1,474,264
*	Republic First Bancorp, Inc.	11,783	152,884
	Resource America, Inc.	53,753	1,415,854
*	Rewards Network, Inc.	76,000	425,600
	Riverview Bancorp, Inc.	21,892	338,450

20

		Shares	Value†
	RLI Corp.	76,600	$4,236,746
	Rome Bancorp, Inc.	17,400	225,678
	Royal Bancshares of Pennsylvania, Inc. Class A	4,506	111,794
*	RTW, Inc.	13,050	122,017
	Rurban Financial Corp.	790	8,508
	S&T Bancorp, Inc.	79,381	2,691,016
#	S.Y. Bancorp, Inc.	44,700	1,246,236
	Salisbury Bancorp, Inc.	152	5,852
	Sanders Morris Harris Group, Inc.	57,739	740,214
	Sandy Spring Bancorp, Inc.	50,250	1,890,907
	SCBT Financial Corp.	3,258	131,721
*	SCPIE Holdings, Inc.	11,700	308,295
*	Seabright Insurance Holdings	52,000	829,400
	Seacoast Banking Corp. of Florida	58,753	1,410,072
	Security Bank Corp.	16,662	414,884
	Selective Insurance Group, Inc.	87,561	4,861,387
	Siebert Financial Corp.	22,100	110,058
#	Sierra Bancorp	31,307	963,316
	Simmons First National Corp. Class A	44,027	1,412,826
*	Southcoast Financial Corp.	3,951	82,062
#	Southern Banc Co., Inc.	200	3,095
	Southern Community Financial Corp.	13,500	137,700
*	Southern Connecticut Bancorp, Inc.	300	2,130
#	Southside Bancshares, Inc.	11,741	303,974
	Southwest Bancorp, Inc.	44,076	1,177,270
	State Auto Financial Corp.	127,012	4,237,120
	State Bancorp, Inc.	34,650	628,724
	Sterling Bancorp	58,043	1,079,600
	Sterling Bancshares, Inc.	140,799	2,593,518
#	Sterling Financial Corp.	114,405	3,838,288
	Sterling Financial Corp. (PA)	10,109	234,933
	Stewart Information Services Corp.	53,200	2,077,992
* #	Stifel Financial Corp.	36,600	1,428,132
*	Stratus Properties, Inc.	11,139	340,074
	Suffolk Bancorp	31,688	1,149,958
	Summit Bancshares, Inc.	27,606	756,128
	Summit Bank Corp.	5,295	125,439
*	Sun American Bancorp	4,200	22,806
*	Sun Bancorp, Inc.	62,679	1,261,101
*	Superior Bancorp	80,900	877,765
	Susquehanna Bancshares, Inc.	160,691	4,444,713
	Sussex Bancorp	600	9,210
* #	SVB Financial Group	71,258	3,383,330
	SWS Group, Inc.	35,618	1,152,955
	Synergy Financial Group, Inc.	6,366	102,493
	Taylor Capital Group, Inc.	8,057	295,531
	Team Financial, Inc.	2,000	32,200
	Teche Holding Co.	700	36,855
*	Tejon Ranch Co.	51,600	2,619,732
* #	Temecula Valley Bancorp, Inc.	6,403	144,132
*	Texas Capital Bancshares, Inc.	11,500	224,250
	Texas United Bancshares, Inc.	100	3,366
	TF Financial Corp.	2,800	88,144
*	The Bancorp, Inc.	42,350	1,135,403
* #	The Enstar Group, Inc.	411	38,190
*	The Intergroup Corp.	1,960	37,436
	The Phoenix Companies, Inc.	256,500	4,142,475
	The Savannah Bancorp, Inc.	400	13,920

21

		Shares	Value†
*	Thomas Weisel Partners Group, Inc.	5,000	$106,600
	TIB Financial Corp.	4,352	74,854
	TierOne Corp.	56,312	1,756,371
	Timberland Bancorp, Inc.	12,485	462,944
	Tompkins County Trustco, Inc.	10,538	476,844
	Tower Financial Corp.	2,600	47,840
	Tower Group, Inc.	28,100	925,614
*	Tradestation Group, Inc.	138,587	2,021,984
*	Trammell Crow Co.	108,200	5,334,260
* #	Trenwick Group, Ltd.	11,975	11
*	Triad Guaranty, Inc.	46,114	2,480,933
	Trico Bancshares	49,200	1,330,368
#	TrustCo Bank Corp. NY	232,004	2,614,685
*	U.S.I. Holdings Corp.	39,500	618,570
	UMB Financial Corp.	132,282	4,865,332
	Umpqua Holdings Corp.	161,818	4,857,776
*	Unico American Corp.	12,300	136,530
	Union Bankshares Corp.	40,355	1,248,987
*	United America Indemnity, Ltd.	23,343	585,676
	United Bancshares, Inc.	200	3,250
	United Bankshares, Inc.	122,800	4,737,624
*	United Capital Corp.	10,650	278,711
	United Community Banks, Inc.	124,512	4,149,985
	United Community Financial Corp.	95,772	1,194,277
	United Financial Bancorp, Inc.	4,500	64,710
	United Financial Corp.	1,181	27,222
	United Fire & Casualty Co.	74,142	2,617,213
*	United PanAm Financial Corp.	49,852	602,212
#	United Security Bancshares	10,026	249,547
	Unity Bancorp, Inc.	6,529	90,753
*	Universal American Financial Corp.	175,452	3,289,725
#	Univest Corporation of Pennsylvania	40,153	1,240,326
	USB Holding Co., Inc.	66,805	1,600,671
*	Vesta Insurance Group, Inc.	800	6
#	Vineyard National Bancorp Co.	13,600	294,032
* #	Virginia Commerce Bancorp, Inc.	64,460	1,253,102
	Virginia Financial Group, Inc.	953	26,179
	Washington Banking Co.	17,773	299,475
	Washington Savings Bank, FSB	3,500	30,905
	Washington Trust Bancorp, Inc.	41,663	1,170,314
	Wayne Savings Bancshares, Inc.	1,800	26,559
	Webster Financial Corp.	6,589	314,757
	Wesbanco, Inc.	67,561	2,205,191
	West Bancorporation	50,891	926,216
	West Coast Bancorp	48,129	1,659,969
#	Westamerica Bancorporation	95,787	4,744,330
	Westbank Corp.	7,490	181,108
*	Western Alliance Bancorp	81,600	2,838,864
	Westfield Financial, Inc.	900	29,808
	Westwood Holdings Group, Inc.	6,979	159,540
	Willow Financial Bancorp, Inc.	44,963	674,445
	Wilshire Bancorp, Inc.	90,450	1,728,499
	Wilshire Enterprises, Inc.	7,307	34,635
	Wintrust Financial Corp.	79,719	3,796,219
*	World Acceptance Corp.	64,909	2,946,220
	WVS Financial Corp.	100	1,670
	Yardville National Bancorp	38,483	1,494,295
	Zenith National Insurance Corp.	44,300	2,044,888
* #	ZipRealty, Inc.	5,400	41,904
Total Financials			536,100,467

22

		Shares	Value†
Health Care — (12.1%)
*	A.D.A.M., Inc.	700	$4,158
*	Abaxis, Inc.	39,300	758,883
*	Abiomed, Inc.	84,970	1,076,570
*	Acacia Research-CombiMatrix	76,538	76,538
* #	Acadia Pharmaceuticals, Inc.	95,110	890,230
*	Accelr8 Technology Corp.	880	1,866
*	Accelrys, Inc.	84,316	510,955
*	Access Pharmaceuticals, Inc.	5,400	8,910
* #	Acusphere, Inc.	74,830	216,259
*	Adolor Corp.	137,700	1,079,568
* #	Advanced Magnetics, Inc.	37,024	2,062,977
*	Advancis Pharmaceutical Corp.	97,101	378,694
*	ADVENTRX Pharmaceuticals, Inc.	202,100	478,977
* #	Air Methods Corp.	37,670	989,591
*	Akorn, Inc.	169,900	893,674
#	Aksys, Ltd.	78,570	42,428
*	Albany Molecular Research, Inc.	107,260	1,190,586
* #	Alexion Pharmaceuticals, Inc.	101,100	4,375,608
* #	Align Technology, Inc.	202,410	2,657,643
*	Alkermes, Inc.	74,422	1,129,726
*	Alliance Imaging, Inc.	154,600	921,416
*	Allied Healthcare International, Inc.	97,883	205,554
*	Allied Healthcare Products, Inc.	7,200	36,648
* #	Allos Therapeutics, Inc.	184,510	1,086,764
* #	Allscripts Healthcare Solutions, Inc.	162,442	4,535,381
*	Almost Family, Inc.	1,600	48,640
* #	Alnylam Pharmaceuticals, Inc.	102,905	2,209,370
	Alpharma, Inc. Class A	137,500	3,011,250
*	Alteon, Inc.	57,900	9,264
*	Amedisys, Inc.	52,075	2,039,778
*	America Services Group, Inc.	33,358	530,726
*	American Caresource Holding, Inc.	367	862
*	American Claims Evaluation, Inc.	1,000	2,000
*	American Dental Partners, Inc.	43,085	763,466
* #	American Medical Systems Holdings, Inc.	216,726	3,729,854
	American Shared Hospital Services	9,200	56,580
*	AMERIGROUP Corp.	153,200	5,237,908
*	AMICAS, Inc.	140,071	385,195
*	AMN Healthcare Services, Inc.	102,400	2,841,600
*	Amsurg Corp.	92,533	1,899,702
	Analogic Corp.	43,200	2,285,280
*	Anesiva, Inc.	17,834	118,061
* #	Angeion Corp.	215	2,988
*	AngioDynamics, Inc.	15,232	318,806
*	Anika Therapeutics, Inc.	33,971	428,714
* #	Antigenics, Inc.	146,713	311,032
*	AP Pharma, Inc.	44,423	47,977
* #	Aphton Corp.	89,388	349
*	Applera Corp. - Celera Genomics Group	189,400	2,717,890
* #	Apria Healthcare Group, Inc.	135,800	3,390,926
*	Aradigm Corp.	13,957	16,748
* #	Arcadia Resources, Inc.	104,300	276,395

23

		Shares	Value†
* #	Arena Pharmaceuticals, Inc.	151,516	$1,954,556
*	Argonaut Technologies, Inc.	3,398	1,019
*	Ariad Pharmaceuticals, Inc.	167,131	897,493
*	Arqule, Inc.	110,314	558,189
*	Array BioPharma, Inc.	125,303	1,651,494
	Arrhythmia Research Technology, Inc.	8,000	211,200
	Arrow International, Inc.	143,548	5,015,567
* #	Arthrocare Corp.	86,310	3,596,538
*	Aspect Medical Systems, Inc.	63,876	1,211,089
* #	AtheroGenics, Inc.	126,200	1,557,308
	Atrion Corp.	4,624	353,713
*	ATS Medical, Inc.	87,397	194,895
*	Auxilium Pharmaceuticals, Inc.	28,500	475,380
* #	AVANIR Pharmaceuticals Class A	90,925	259,136
*	Avant Immunotherapeutics, Inc.	207,734	303,292
* #	AVI BioPharma, Inc.	153,500	557,205
*	Avigen, Inc.	80,043	486,661
*	AXM Pharma, Inc.	29,900	3,588
*	Barrier Therapeutics, Inc.	70,000	514,500
*	Bentley Pharmaceuticals, Inc.	68,060	625,471
*	Bioanalytical Systems, Inc.	4,700	25,850
* #	BioCryst Pharmaceuticals, Inc.	93,536	1,069,116
* #	Bioenvision, Inc.	128,562	637,668
*	Bio-Imaging Technologies, Inc.	35,890	256,972
* #	BioLase Technology, Inc.	69,908	602,607
*	BioMarin Pharmaceutical, Inc.	273,782	4,684,410
*	Bio-Rad Laboratories, Inc. Class A	15,300	1,207,935
* #	Bio-Reference Laboratories, Inc.	41,846	1,017,276
*	BioSante Pharmaceuticals, Inc.	55,100	140,505
*	BioScrip, Inc.	107,605	352,944
*	Biosite, Inc.	55,645	2,716,589
*	BioSphere Medical, Inc.	50,000	341,500
* #	BioTime, Inc.	4,200	1,596
*	Bioveris Corp.	36,700	352,687
*	Bovie Medical Corp.	45,900	339,660
*	Bradley Pharmaceuticals, Inc.	53,951	1,136,208
*	Bruker BioSciences Corp.	326,319	2,522,446
* #	BSD Medical Corp.	58,700	316,980
*	Caliper Life Sciences, Inc.	97,039	546,330
	Cambrex Corp.	85,900	1,895,813
*	Candela Corp.	71,310	941,292
*	Cantel Medical Corp.	48,360	675,106
*	Capital Senior Living Corp.	71,100	729,486
*	Caraco Pharmaceutical Laboratories, Ltd.	83,750	1,015,050
*	Cardiac Science Corp.	34,213	279,178
*	CardioDynamics International Corp.	122,702	101,843
*	Cardiotech International, Inc.	57,363	117,594
*	Cell Genesys, Inc.	132,436	513,852
* #	Cell Therapeutics, Inc.	168,900	307,398
*	Cellegy Pharmaceuticals, Inc.	3,220	274
* #	Centene Corp.	124,700	3,249,682
* #	Cepheid, Inc.	169,306	1,598,249
*	Cerus Corp.	86,200	670,636
*	Chad Therapeutics, Inc.	9,700	22,116
	Chemed Corp.	76,200	2,851,404

24

		Shares	Value†
*	Cholestech Corp.	48,000	$882,240
*	Ciphergen Biosystems, Inc.	73,586	77,265
*	Clarient, Inc.	20,200	25,452
*	Clinical Data, Inc.	4,343	72,615
	CNS, Inc.	43,420	1,620,434
* #	Collagenex Pharmaceuticals, Inc.	56,043	737,526
* #	Columbia Laboratories, Inc.	128,000	552,960
	Computer Programs & Systems, Inc.	31,200	1,123,200
*	Conceptus, Inc.	93,636	2,147,073
*	Conmed Corp.	89,254	1,975,191
*	Connetics Corp.	102,060	1,771,762
* #	Conor Medsystems, Inc.	26,200	846,784
*	Corautus Genetics, Inc.	1,542	617
*	Corcept Therapeutics, Inc.	65,606	57,077
* #	Cortex Pharmaceuticals, Inc.	108,100	153,502
*	Corvel Corp.	30,100	1,723,526
*	Cotherix, Inc.	58,300	778,305
*	Critical Therapeutics, Inc.	94,703	184,671
*	Criticare Systems, Inc.	35,000	108,500
*	Cross Country Healthcare, Inc.	102,657	2,037,741
*	CryoCor, Inc.	8,950	23,986
*	CryoLife, Inc.	79,400	524,834
*	Cubist Pharmaceuticals, Inc.	174,840	3,559,742
*	CuraGen Corp.	179,631	786,784
* #	Curative Health Services, Inc.	37,800	0
*	Curis, Inc.	130,759	201,369
*	Cutera, Inc.	40,400	1,136,856
*	CV Therapeutics, Inc.	125,205	1,499,956
* #	Cyberonics, Inc.	66,700	1,627,480
*	Cypress Bioscience, Inc.	102,833	890,534
* #	Cytogen Corp.	64,070	156,971
*	Cytomedix, Inc.	31,900	31,581
* #	CytRx Corp.	1,700	2,805
	Datascope Corp.	47,234	1,600,288
*	Daxor Corp.	5,539	80,869
*	Del Global Technologies Corp.	10,627	20,191
* #	Dendreon Corp.	229,979	988,910
*	Dendrite International, Inc.	135,559	1,423,369
*	DepoMed, Inc.	119,034	402,335
*	Dialysis Corporation of America	2,484	33,087
*	Digene Corp.	75,500	3,858,050
*	Digirad Corp.	14,700	55,125
*	Dionex Corp.	62,015	3,566,483
* #	Discovery Laboratories, Inc.	199,423	422,777
*	Diversa Corp.	148,430	1,689,133
*	DJO, Inc.	71,100	3,023,172
* #	DOV Pharmaceutical, Inc.	66,928	15,393
* #	Durect Corp.	212,728	995,567
* #	DUSA Pharmaceuticals, Inc.	45,361	244,949
*	Dyax Corp.	139,800	444,564
*	Dynacq Healthcare, Inc.	21,500	34,615
*	Dynavax Technologies Corp.	114,400	1,074,216
*	Eclipsys Corp.	51,100	1,081,787
* #	Elite Pharmaceuticals, Inc.	56,800	120,984
*	Embrex, Inc.	28,481	474,209

25

		Shares	Value†
*	Emeritus Corp.	33,224	$775,780
* #	Emisphere Technologies, Inc.	86,842	471,552
*	Encision, Inc.	1,100	3,311
* #	Encysive Pharmaceuticals, Inc.	183,698	1,109,536
* #	Endocare, Inc.	25,000	40,500
*	Endologix, Inc.	133,951	490,261
*	Enpath Medical, Inc.	14,500	169,215
* #	Entremed, Inc.	179,400	357,006
* #	Enzo Biochem, Inc.	103,304	1,580,551
*	Enzon Pharmaceuticals, Inc.	74,300	618,919
*	EP Medsystems, Inc.	14,500	17,255
* #	Epicept Corp.	13,101	20,962
*	EPIX Pharmaceuticals, Inc.	74,193	342,030
*	eResearch Technology, Inc.	142,210	912,988
*	Escalon Medical Corp.	3,100	8,525
*	etrials Worldwide, Inc.	8,700	34,365
*	ev3, Inc.	179,532	2,978,436
*	Exact Sciences Corp.	76,305	165,582
*	Exactech, Inc.	13,174	184,699
*	Exelixis, Inc.	301,321	2,597,387
*	E-Z-EM, Inc.	33,462	558,146
* #	Five Star Quality Care, Inc.	97,900	995,643
*	Genaera Corp.	22,300	8,251
*	Gene Logic, Inc.	84,972	127,458
* #	Genesis HealthCare Corp.	61,350	2,840,505
* #	Genitope Corp.	103,900	371,962
* #	Genta, Inc.	289,475	231,580
*	Gentiva Health Services, Inc.	84,137	1,349,557
*	GenVec, Inc.	114,669	152,510
* #	Geron Corp.	205,709	1,631,272
*	Greatbatch, Inc.	67,600	1,758,276
* #	GTC Biotherapeutics, Inc.	58,164	70,378
*	GTx, Inc.	24,000	370,080
*	Haemonetics Corp.	83,747	3,792,064
*	Halozyme Therapeutics, Inc.	109,600	316,744
* #	Hana Biosciences, Inc.	7,000	48,300
*	Hanger Orthopedic Group, Inc.	56,252	393,764
*	Harvard Bioscience, Inc.	94,217	432,456
*	HealthAxis, Inc.	750	1,072
*	HealthExtras, Inc.	125,010	2,672,714
*	HealthStream, Inc.	68,000	268,600
*	HealthTronics, Inc.	106,036	712,562
*	Healthways, Inc.	107,200	4,927,984
* #	Hemispherx Biopharma, Inc.	180,600	359,394
*	Hi-Tech Pharmacal Co., Inc.	38,425	547,556
*	HMS Holdings Corp.	60,914	843,659
* #	Hollis-Eden Pharmaceuticals, Inc.	77,453	425,217
	Hooper Holmes, Inc.	206,400	693,504
*	Horizon Health Corp.	41,800	668,800
* #	Human Genome Sciences, Inc.	381,108	4,771,472
* #	Icagen, Inc.	6,500	5,850
* #	ICOS Corp.	151,333	4,886,543
*	ICU Medical, Inc.	44,850	1,812,388
*	IDM Pharma, Inc.	3,888	12,753
*	I-Flow Corp.	72,700	1,049,061

26

		Shares	Value†
* #	Illumina, Inc.	124,015	$4,778,298
* #	Immtech International, Inc.	36,500	240,535
*	Immucor, Inc.	209,727	5,641,656
* #	Immunicon Corp.	85,663	312,670
*	ImmunoGen, Inc.	128,653	706,305
* #	Immunomedics, Inc.	164,100	418,455
*	IMPATH Bankruptcy Liquidating Trust	21,600	50,760
*	IMPATH, Inc.	21,600	0
*	Impax Laboratories, Inc.	147,344	1,222,955
* #	Implant Sciences Corp.	33,500	81,740
*	Incyte Corp.	259,905	1,361,902
*	Indevus Pharmaceuticals, Inc.	184,394	1,390,331
*	Infinity Pharmaceuticals, Inc.	41,499	584,721
*	Inhibitex, Inc.	32,100	55,854
*	Innovative Clinical Solutions, Ltd.	568	2
* #	Inovio Biomedical Corp.	59,700	177,906
* #	Insite Vision, Inc.	18,000	28,260
*	Insmed, Inc.	152,418	259,111
*	Inspire Pharmaceuticals, Inc.	130,969	623,412
*	Integra LifeSciences Holdings	87,955	3,642,217
*	IntegraMed America, Inc.	20,608	276,147
* #	Interleukin Genetics, Inc.	30,800	182,952
* #	InterMune, Inc.	104,600	2,238,440
* #	Interpharm Holdings, Inc.	55,800	125,550
*	IntraBiotics Pharmaceuticals, Inc.	18,700	71,060
*	IntraLase Corp.	69,500	1,459,500
* #	Introgen Therapeutics, Inc.	115,423	515,941
	Invacare Corp.	79,800	1,866,522
*	Inventiv Health, Inc.	87,877	2,663,552
*	Inverness Medical Innovations, Inc.	7,261	283,252
*	Iomed, Inc.	19,600	47,040
*	Iridex Corp.	23,049	262,298
* #	IRIS International, Inc.	55,524	498,606
*	Isis Pharmaceuticals, Inc.	229,013	2,338,223
* #	Isolagen, Inc.	102,900	301,497
* #	Ista Pharmaceuticals, Inc.	80,345	515,011
* #	I-Trax, Inc.	112,900	328,539
*	IVAX Diagnostics, Inc.	16,600	23,240
* #	iVow, Inc.	650	227
*	Kendle International, Inc.	44,503	1,558,940
*	Kensey Nash Corp.	36,054	1,106,137
* #	Keryx Biopharmaceuticals, Inc.	133,850	1,847,130
	Kewaunee Scientific Corp.	2,137	19,318
*	Kindred Healthcare, Inc.	139,778	3,595,090
*	Kosan Biosciences, Inc.	88,206	467,492
*	K-V Pharmaceutical Co. Class A	114,850	2,790,855
*	K-V Pharmaceutical Co. Class B	20,275	499,779
* #	Kyphon, Inc.	123,225	4,161,308
*	La Jolla Pharmaceutical Co.	79,951	265,437
	Landauer, Inc.	27,300	1,484,847
*	Langer, Inc.	3,900	16,809
*	Lannet Co., Inc.	69,530	466,546
#	LCA-Vision, Inc.	62,225	2,190,320
*	Lectec Corp.	1,000	650
*	Lexicon Genetics, Inc.	193,918	719,436

27

		Shares	Value†
* #	Lifecell Corp.	104,100	$2,270,421
*	Lifecore Biomedical, Inc.	40,930	707,680
*	Ligand Pharmaceuticals, Inc. Class B	186,300	1,997,136
* #	Lipid Sciences, Inc.	67,308	115,097
*	Luminex Corp.	97,543	1,249,526
*	Magellan Health Services, Inc.	80,925	3,559,081
* #	Mannkind Corp.	154,077	2,526,863
* #	Martek Biosciences Corp.	99,720	2,443,140
*	Matria Healthcare, Inc.	73,239	2,142,241
* #	Matritech, Inc.	26,900	21,789
*	Matrixx Initiatives, Inc.	30,575	598,047
*	Maxygen, Inc.	111,452	991,923
* #	Medarex, Inc.	353,662	4,770,900
*	MedCath Corp.	58,349	1,510,072
*	Medical Action Industries, Inc.	32,639	1,025,517
*	Medical Staffing Network Holdings, Inc.	82,700	483,795
*	MEDTOX Scientific, Inc.	23,645	312,823
*	Memory Pharmaceuticals Corp.	70,000	175,000
*	Memry Corp.	86,700	202,878
*	Merge Technologies, Inc.	64,244	391,246
	Meridian Bioscience, Inc.	80,956	1,969,659
*	Merit Medical Systems, Inc.	84,776	1,357,264
*	Metabasis Therapeutics, Inc.	49,799	375,982
*	Metropolitan Health Networks, Inc.	154,700	425,425
*	MGI Pharma, Inc.	243,424	4,617,753
* #	MicroIslet, Inc.	22,600	27,346
*	Micromet, Inc.	34,266	65,448
*	Microtek Medical Holdings, Inc.	131,216	526,176
*	Milestone Scientific, Inc.	17,500	22,750
*	Minrad International, Inc.	25,600	129,792
*	Molecular Devices Corp.	49,087	1,036,227
*	Molina Healthcare, Inc.	86,800	2,950,332
* #	Momenta Pharmaceuticals, Inc.	76,647	1,328,293
*	Monogram Biosciences, Inc.	311,835	523,883
*	MTS Medication Technologies	5,400	48,060
*	Myriad Genetics, Inc.	123,157	3,743,973
*	Nabi Biopharmaceuticals	187,150	1,321,279
*	Nanogen, Inc.	120,410	244,432
* #	Nastech Pharmaceutical Co., Inc.	68,033	1,268,135
*	National Dentex Corp.	5,337	95,265
	National Healthcare Corp.	5,000	276,250
	National Home Health Care Corp.	7,065	80,400
*	National Medical Health Card Systems, Inc.	14,500	146,305
	National Research Corp.	12,185	303,650
*	Natus Medical, Inc.	66,900	1,087,794
* #	Nektar Therapeutics	259,583	4,285,715
*	Neogen Corp.	29,195	593,534
* #	Neopharm, Inc.	86,417	631,708
*	Neose Technologies, Inc.	98,524	244,340
*	Neurobiological Technologies, Inc.	2,700	6,156
*	Neurogen Corp.	107,707	582,695
* #	Neurometric, Inc.	35,430	646,597
*	New Brunswick Scientific Co., Inc.	20,530	164,240
* #	New River Pharmaceuticals, Inc.	106,258	5,215,143
*	NitroMed, Inc.	65,778	142,080

28

		Shares	Value†
*	NMT Medical, Inc.	39,699	$577,620
*	North American Scientific, Inc.	39,350	38,169
* #	Northfield Laboratories, Inc.	82,985	1,272,990
*	NovaMed, Inc.	73,167	511,437
* #	Novavax, Inc.	178,171	890,855
*	Noven Pharmaceuticals, Inc.	73,708	1,747,617
*	Novoste Corp.	6,550	17,685
*	NPS Pharmaceuticals, Inc.	128,720	659,046
*	Nutraceutical International Corp.	34,906	529,175
* #	Nutrition 21, Inc.	500	735
*	NuVasive, Inc.	103,052	2,370,196
*	Nuvelo, Inc.	160,981	3,092,445
* #	Occulogix, Inc.	12,200	22,692
*	Odyssey Healthcare, Inc.	103,000	1,275,140
*	Omnicell, Inc.	85,676	1,610,709
*	Onyx Pharmaceuticals, Inc.	117,100	2,049,250
*	Optical Sensors, Inc.	1,633	2,041
	Option Care, Inc.	106,050	1,493,184
*	OraSure Technologies, Inc.	142,350	1,225,633
* #	Orchid Cellmark, Inc.	61,074	196,658
*	Orthologic Corp.	106,463	144,790
*	Oscient Pharmaceuticals Corp.	24,149	142,479
*	Osteotech, Inc.	50,300	283,189
	Owens & Minor, Inc.	124,600	3,866,338
*	Oxigene, Inc.	86,950	415,621
* #	Pain Therapeutics, Inc.	136,922	1,172,052
*	PainCare Holdings, Inc.	136,600	137,966
*	Palatin Technologies, Inc.	190,062	397,230
* #	Palomar Medical Technologies, Inc.	54,694	2,731,965
*	Panacos Pharmaceuticals, Inc.	156,137	1,011,768
*	Par Pharmaceutical Companies, Inc.	101,500	2,001,580
*	Parexel International Corp.	83,762	2,326,071
*	PDI, Inc.	44,359	452,462
*	Pediatric Services of America, Inc.	22,580	285,863
* #	Penwest Pharmaceuticals Co.	71,300	1,225,647
	Perrigo Co.	287,347	4,813,062
* #	Per-Se Technologies, Inc.	117,013	3,226,048
*	Pharmacopia Drug Discovery, Inc.	25,650	105,165
* #	Pharmacyclics, Inc.	64,901	366,691
*	Pharmanet Development Group, Inc.	55,118	1,254,486
* #	Pharmanetics, Inc.	100	1
*	Pharmion Corp.	99,340	2,459,658
* #	PhotoMedex, Inc.	126,944	137,100
*	Point Therapeutics, Inc.	660	719
#	PolyMedica Corp.	71,749	2,839,108
*	Possis Medical, Inc.	53,254	656,089
*	Pozen, Inc.	90,467	1,486,373
*	PRAECIS Pharmaceuticals, Inc.	29,630	57,778
* #	Premier Laser Systems, Inc. Class A	3,400	2
*	Progenics Pharmaceuticals, Inc.	80,300	2,198,614
*	Prospect Medical Holdings, Inc.	15,900	94,605
*	Providence Service Corp.	37,253	995,028
*	ProxyMed, Inc.	39,079	187,579
*	PSS World Medical, Inc.	210,600	4,409,964
	Psychemedics Corp.	15,425	274,565

29

		Shares	Value†
*	Psychiatric Solutions, Inc.	153,466	$5,584,628
* #	QuadraMed Corp.	94,706	273,700
*	Questcor Pharmaceuticals, Inc.	25,900	31,598
*	Quidel Corp.	102,635	1,396,862
*	Quigley Corp.	24,606	187,006
*	Radiation Therapy Services, Inc.	71,900	2,362,634
*	RadNet, Inc.	29,000	143,840
*	Regeneration Technologies, Inc.	91,140	544,106
*	Regeneron Pharmaceuticals, Inc.	169,537	3,646,741
* #	RegeneRx Biopharmaceuticals, Inc.	8,600	22,790
*	RehabCare Group, Inc.	43,800	548,814
* #	Renovis, Inc.	84,500	270,400
*	Repligen Corp.	94,200	275,064
*	Res-Care, Inc.	85,730	1,576,575
*	Retractable Technologies, Inc.	11,200	31,136
*	Rigel Pharmaceuticals, Inc.	77,322	849,769
*	Rita Medical Systems, Inc.	131,721	584,841
*	Rochester Medical Corp.	28,940	332,810
*	Rural/Metro Corp.	13,600	116,688
*	Salix Pharmaceuticals, Ltd.	144,757	2,033,836
*	Sangamo BioSciences, Inc.	105,197	832,108
* #	Santarus, Inc.	148,336	1,114,003
* #	Savient Pharmaceuticals, Inc.	185,500	2,164,785
*	SciClone Pharmaceuticals, Inc.	133,069	330,011
* #	Sciele Pharma, Inc.	105,964	2,395,846
* #	SCOLR Pharma, Inc.	28,700	141,778
*	Seattle Genetics, Inc.	158,135	868,161
* #	Senesco Technologies, Inc.	27,100	31,165
*	Senomyx, Inc.	92,598	1,246,369
*	Sequenom, Inc.	20,721	110,443
*	SeraCare Life Sciences, Inc.	33,389	203,673
*	Signalife, Inc.	3,100	4,650
*	Sirna Therapeutics, Inc.	206,675	2,661,974
#	Sirona Dental Systems, Inc.	43,500	1,607,760
* #	Solexa, Inc.	115,000	1,409,900
*	Sonic Innovations, Inc.	66,600	349,650
*	SonoSite, Inc.	46,945	1,499,893
*	Sonus Pharmaceuticals, Inc.	67,150	392,827
	Span-American Medical System, Inc.	2,800	39,200
* #	Specialized Health Products International, Inc.	18,567	11,326
*	Spectranetics Corp.	92,382	1,006,964
* #	Spectrum Pharmaceuticals, Inc.	75,908	398,517
*	SRI/Surgical Express, Inc.	8,700	36,975
*	Staar Surgical Co.	78,400	549,584
*	StemCells, Inc.	101,580	302,708
* #	Stereotaxis, Inc.	22,000	218,020
	Steris Corp.	134,800	3,469,752
	Stratagene Corp.	28,326	207,346
*	Strategic Diagnostics, Inc.	61,950	209,391
*	Sun Healthcare Group, Inc.	97,092	979,658
* #	Sunesis Pharmaceuticals, Inc.	6,600	30,492
*	SunLink Health Systems, Inc.	1,048	8,594
*	Sunrise Senior Living, Inc.	116,230	3,707,737
*	SuperGen, Inc.	165,759	787,355
* #	SurModics, Inc.	58,192	1,965,726

30

		Shares	Value†
*	Symbion, Inc.	64,701	$1,148,443
*	Symmetry Medical, Inc.	93,300	1,267,947
*	Synovis Life Technologies, Inc.	37,300	307,725
*	Tanox, Inc.	125,570	2,464,939
* #	Telik, Inc.	162,000	2,755,620
*	The Medicines Co.	156,392	4,464,992
*	Theragenics Corp.	92,700	310,545
*	Third Wave Technologies, Inc.	129,273	641,194
*	Thoratec Corp.	161,043	2,372,163
*	Threshold Pharmaceuticals, Inc.	85,400	245,098
*	Titan Pharmaceuticals, Inc.	110,500	236,470
*	TLC Vision Corp.	31,060	135,732
*	Trestle Holdings, Inc.	250	31
*	Trimeris, Inc.	65,078	749,048
*	TriPath Imaging, Inc.	111,352	1,025,552
*	Tripos, Inc.	10,420	7,607
*	TriZetto Group, Inc.	138,132	2,388,302
*	U.S. Physical Therapy, Inc.	33,498	392,597
*	United Surgical Partners International, Inc.	124,357	3,164,886
* #	United Therapeutics Corp.	71,058	4,136,997
*	Urologix, Inc.	38,742	91,044
*	Uroplasty, Inc.	500	1,260
	Utah Medical Products, Inc.	12,839	436,269
	Valeant Pharmaceuticals International	287,187	4,821,870
*	Varian, Inc.	95,999	4,231,636
*	Vascular Solutions, Inc.	46,800	336,960
*	Vaxgen, Inc.	41,100	69,459
* #	Ventana Medical Systems, Inc.	114,742	4,829,491
*	ViaCell, Inc.	24,500	121,275
*	Viasys Healthcare, Inc.	100,800	2,843,568
*	Vical, Inc.	91,463	588,107
*	ViroPharma, Inc.	212,674	3,277,306
* #	Vision-Sciences, Inc.	5,000	6,925
*	VistaCare, Inc.	49,345	553,157
*	Vital Images, Inc.	40,992	1,322,812
	Vital Signs, Inc.	40,940	2,259,479
* #	Vivus, Inc.	145,175	589,410
	West Pharmaceutical Services, Inc.	97,200	4,772,520
*	Wright Medical Group, Inc.	106,326	2,544,381
*	Xenoport, Inc.	43,172	1,157,873
	Young Innovations, Inc.	634	22,634
* #	Zevex International, Inc.	11,066	94,393
*	Zila, Inc.	133,329	355,988
*	Zoll Medical Corp.	28,962	1,501,969
*	Zymogenetics, Inc.	201,114	3,159,501
Total Health Care			516,712,182

Industrials — (12.8%)
* #	3-D Systems Corp.	25,670	368,878
	AAON, Inc.	25,366	708,219
*	AAR Corp.	117,583	3,126,532
*	Ablest, Inc.	2,100	13,345
	ABM Industries, Inc.	156,700	3,254,659
*	ABX Air, Inc.	177,183	1,121,568
* #	Acco Brands Corp.	157,800	4,006,542

31

		Shares	Value†
*	Accuride Corp.	64,400	$725,144
	Aceto Corp.	76,875	653,437
*	Active Power, Inc.	142,756	382,586
#	Actuant Corp.	79,080	4,275,065
#	Administaff, Inc.	81,100	3,412,688
*	AeroCentury Corp.	300	1,710
*	Aerosonic Corp.	10,600	66,780
*	AirNet Systems, Inc.	21,500	65,790
* #	Airtran Holdings, Inc.	263,200	3,271,576
	Alamo Group, Inc.	23,700	546,048
*	Alaska Air Group, Inc.	123,600	5,083,668
#	Albany International Corp. Class A	84,072	2,623,046
*	Allied Defense Group, Inc.	16,600	287,180
	American Ecology Corp.	56,250	1,175,625
*	American Locker Group, Inc.	300	1,290
* #	American Science & Engineering, Inc.	25,500	1,617,720
* #	American Superconductor Corp.	116,099	1,220,200
#	American Woodmark Corp.	50,976	1,987,554
	Ameron International Corp.	26,400	1,985,544
*	Amistar Corp.	1,600	3,600
*	AML Communications, Inc.	1,200	996
	Ampco-Pittsburgh Corp.	10,955	380,029
#	Amrep Corp.	7,370	646,202
	Angelica Corp.	29,500	646,050
*	APAC Customer Services, Inc.	157,275	459,243
	Apogee Enterprises, Inc.	90,310	1,548,816
	Applied Industrial Technologies, Inc.	122,325	3,481,370
	Applied Signal Technologies, Inc.	35,314	559,374
* #	Argon ST, Inc.	66,225	1,501,321
	Arkansas Best Corp.	78,200	2,963,780
* #	Armor Holdings, Inc.	11,300	639,015
* #	Arotech Corp.	4,620	9,332
	Art’s-Way Manufacturing Co., Inc.	200	1,274
*	Astec Industries, Inc.	69,100	2,353,546
*	Astronics Corp.	7,525	130,183
* #	ASV, Inc.	77,932	1,164,304
*	Atlas Air Worldwide Holding, Inc.	38,300	1,622,388
*	Avalon Holding Corp. Class A	4,450	31,417
*	Axsys Technologies, Inc.	28,350	480,533
*	AZZ, Inc.	18,600	792,732
	Badger Meter, Inc.	43,600	1,132,292
*	Baker (Michael) Corp.	24,500	499,310
	Baldor Electric Co.	103,133	3,582,840
*	Baldwin Technology Co., Inc. Class A	18,800	95,504
	Banta Corp.	74,700	2,705,634
	Barnes Group, Inc.	165,900	3,475,605
	Barrett Business Services, Inc.	36,000	864,000
* #	BE Aerospace, Inc.	136,410	3,575,306
	Belden CDT, Inc.	129,239	5,145,005
*	Blount International, Inc.	131,600	1,546,300
	BlueLinx Holdings, Inc.	79,400	858,314
	Bowne & Co., Inc.	81,860	1,295,025
*	Breeze-Eastern Corp.	6,100	74,603
#	Briggs & Stratton Corp.	10,600	287,154
* #	BTU International, Inc.	19,900	189,846

32

		Shares	Value†
*	Butler International, Inc.	8,200	$17,630
#	C&D Technologies, Inc.	79,200	306,504
*	Cannon Express, Inc.	200	0
* #	Capstone Turbine Corp.	297,900	405,144
	Cascade Corp.	40,300	2,111,720
*	Casella Waste Systems, Inc. Class A	75,189	820,312
*	Catalytica Energy Systems, Inc.	19,291	29,901
*	CBIZ, Inc.	224,697	1,572,879
	CDI Corp.	57,500	1,496,725
*	Celadon Group, Inc.	74,002	1,370,517
	Central Parking Corp.	95,937	1,751,810
*	Cenveo, Inc.	170,600	3,391,528
* #	Ceradyne, Inc.	86,365	4,561,799
	Champion Industries, Inc.	27,847	215,536
*	Channell Commercial Corp.	7,200	22,536
	Chase Corp.	3,900	88,745
	Chicago Rivet & Machine Co.	200	4,490
	CIRCOR International, Inc.	44,290	1,627,658
	Clarcor, Inc.	155,900	5,146,259
*	Clean Harbors, Inc.	62,754	2,681,478
*	Columbus McKinnon Corp.	54,300	1,261,389
*	Comforce Corp.	12,877	30,905
	Comfort Systems USA, Inc.	126,000	1,699,740
*	Commercial Vehicle Group, Inc.	65,556	1,534,010
*	Competitive Technologies, Inc.	6,000	15,900
*	Compudyne Corp.	25,704	169,389
	CompX International, Inc.	5,000	87,450
*	COMSYS IT Partners, Inc.	60,299	1,110,105
*	Conrad Industries, Inc.	7,000	34,650
*	Consolidated Freightways Corp.	150	0
*	Consolidated Graphics, Inc.	42,982	2,514,447
* #	Continental Airlines, Inc.	110,200	4,478,528
*	Cornell Companies, Inc.	37,500	675,000
*	Corrpro Companies, Inc.	7,075	9,551
*	CoStar Group, Inc.	56,611	2,791,488
*	Covenant Transport, Inc. Class A	30,955	375,484
*	CPI Aerostructures, Inc.	14,966	98,626
* #	CRA International, Inc.	37,000	1,910,310
*	Cross (A.T.) Co. Class A	14,300	114,257
	Cubic Corp.	85,500	1,898,100
#	Curtiss-Wright Corp.	136,200	4,841,910
* #	Delta Air Lines, Inc.	269,947	359,030
*	Devcon International Corp.	3,500	22,295
*	DHB Industries, Inc.	132,600	347,412
	Diamond Management & Technology Consultants, Inc.	106,050	1,182,458
* #	Distributed Energy Systems Corp.	104,150	434,306
* #	Document Securities Systems, Inc.	41,400	434,700
*	Dollar Thrifty Automotive Group, Inc.	73,500	3,128,895
*	Ducommun, Inc.	31,500	723,555
*	Dynamex, Inc.	32,799	756,017
	Dynamic Materials Corp.	4,000	115,200
#	Eagle Bulk Shipping, Inc.	112,201	1,872,635
	Eastern Co.	7,715	138,870
	Ecology & Environment, Inc. Class A	2,000	20,440

33

		Shares	Value†
	EDO Corp.	63,100	$1,383,783
*	EGL, Inc.	117,944	3,767,131
*	Electro Rent Corp.	79,161	1,191,373
	ElkCorp	59,200	2,128,240
*	EMCOR Group, Inc.	91,200	5,441,904
* #	Encore Wire Corp.	69,769	1,720,504
* #	Energy Conversion Devices, Inc.	85,860	3,278,135
*	EnerSys	150,700	2,513,676
* #	ENGlobal Corp.	76,400	524,868
	Ennis, Inc.	81,800	1,865,858
*	EnPro Industries, Inc.	65,600	2,288,128
*	Environmental Tectonics Corp.	7,500	36,075
* #	ESCO Technologies, Inc.	80,000	3,544,000
	Espey Manufacturing & Electronics Corp.	2,800	49,700
*	Essex Corp.	61,994	1,476,077
*	Esterline Technologies Corp.	79,000	3,076,260
*	Evercel, Inc.	466	862
* #	Evergreen Solar, Inc.	193,727	1,790,037
*	Exponent, Inc.	48,110	857,320
*	ExpressJet Holdings, Inc.	167,000	1,319,300
	Federal Signal Corp.	149,000	2,416,780
*	Fiberstars, Inc.	35,200	213,664
*	First Aviation Services, Inc.	6,100	22,601
*	First Consulting Group, Inc.	78,403	975,333
*	Flanders Corp.	81,697	807,983
#	Florida East Coast Industries, Inc.	2,006	120,099
*	Flow International Corp.	115,178	1,277,324
*	Flowserve Corp.	500	26,920
*	FLYi, Inc.	97	1
*	Fortune Industries, Inc.	100	420
	Forward Air Corp.	100,100	3,333,330
*	Foster (L.B.) Co. Class A	9,700	221,645
#	Franklin Electric Co., Inc.	71,095	3,684,143
* #	Frontier Airlines Holdings, Inc.	94,662	776,228
	Frozen Food Express Industries, Inc.	51,982	441,847
*	FTI Consulting, Inc.	124,725	3,352,608
* #	FuelCell Energy, Inc.	159,354	1,038,988
	G & K Services, Inc. Class A	65,055	2,575,527
*	Gardner Denver Machinery, Inc.	25,076	958,906
* #	Gehl Co.	37,650	1,018,809
#	Gencorp, Inc.	159,811	2,206,990
*	General Cable Corp.	115,700	4,917,250
*	General Employment Enterprises, Inc.	3,000	5,700
*	Genesee & Wyoming, Inc.	117,275	3,150,007
*	Global Cash Access, Inc.	38,000	609,140
*	Global Payment Technologies, Inc.	5,400	7,398
*	Global Power Equipment Group, Inc.	41,000	26,650
	Gorman-Rupp Co.	33,168	1,245,790
*	GP Strategies Corp.	48,260	376,911
*	Graftech International, Ltd.	313,200	2,114,100
	Graham Corp.	3,700	50,320
	Greenbrier Companies, Inc.	49,400	1,826,318
*	Griffon Corp.	92,180	2,197,571
	Hardinge, Inc.	16,100	250,838
	Harland (John H.) Co.	80,500	3,451,840

34

		Shares	Value†
*	Hawaiian Holdings, Inc.	144,275	$673,764
	Healthcare Services Group, Inc.	88,175	2,204,375
	Heartland Express, Inc.	305,161	4,708,634
#	Heico Corp.	71,800	2,670,242
	Heico Corp. Class A	46,565	1,401,607
*	Heidrick & Struggles International, Inc.	56,807	2,376,805
*	Henry Bros. Electronics, Inc.	4,900	16,366
*	Herley Industries, Inc.	42,000	677,880
* #	Hexcel Corp.	160,928	2,880,611
*	Hill International, Inc.	39,189	261,391
*	Hirsch International Corp. Class A	3,200	6,688
	Hi-Shear Technology Corp.	9,900	84,348
*	Hub Group, Inc. Class A	127,176	3,629,603
*	Hudson Highland Group, Inc.	65,560	1,170,246
*	Hudson Technologies, Inc.	4,700	5,311
*	Hurco Companies, Inc.	19,060	490,795
*	Huttig Building Products, Inc.	57,200	298,012
*	ICT Group, Inc.	32,697	1,096,330
*	IHS, Inc.	120,700	4,471,935
*	II-VI, Inc.	90,604	2,339,395
	IKON Office Solutions, Inc.	357,960	5,788,213
*	Industrial Distribution Group, Inc.	24,306	236,011
*	Infrasource Services, Inc.	124,000	2,679,640
*	Innotrac Corp.	16,300	52,160
* #	Innovative Solutions & Support, Inc.	51,350	809,276
*	Insituform Technologies, Inc. Class A	84,419	2,171,257
* #	Integrated Alarm Services Group, Inc.	23,500	70,265
*	Integrated Electrical Services, Inc.	25,228	396,080
*	Interline Brands, Inc.	19,200	466,944
	International Aluminum Corp.	3,000	135,900
*	International Shipholding Corp.	8,000	104,000
	Interpool, Inc.	57,800	1,364,658
*	Intersections, Inc.	54,974	561,834
* #	Ionatron, Inc.	209,785	816,064
*	Jacuzzi Brands, Inc.	235,278	2,948,033
*	JPS Industries, Inc.	8,900	32,040
* #	K&F Industries Holdings, Inc.	84,400	1,758,052
*	Kadant, Inc.	35,720	844,421
	Kaman Corp. Class A	74,600	1,724,752
*	Kansas City Southern	119,302	3,227,119
#	Kaydon Corp.	87,400	3,491,630
	Kelly Services, Inc. Class A	100,866	2,939,235
*	Kenexa Corp.	62,609	1,931,488
*	Key Technology, Inc.	4,900	66,003
*	Kforce, Inc.	125,855	1,675,130
* #	Kirby Corp.	700	25,228
#	Knight Transportation, Inc.	266,179	4,690,074
	Knoll, Inc.	96,700	2,012,327
* #	Korn/Ferry International	133,100	3,102,561
*	K-Tron International, Inc.	5,778	386,837
*	LaBarge, Inc.	46,200	641,256
*	Labor Ready, Inc.	158,100	2,991,252
*	Ladish Co., Inc.	44,000	1,484,560
	Lawson Products, Inc.	13,987	702,567
*	Layne Christensen Co.	47,479	1,461,878

35

		Shares	Value†
*	Learning Tree International, Inc.	51,181	$466,771
*	LECG Corp.	76,000	1,390,040
*	LGL Group, Inc.	2,000	15,000
	Lindsay Manufacturer Co.	35,800	1,233,310
*	LMI Aerospace, Inc.	34,641	593,400
	LSI Industries, Inc.	66,483	1,136,194
*	Lydall, Inc.	40,700	427,350
*	M&F Worldwide Corp.	61,600	1,010,856
*	Mac-Gray Corp.	28,600	313,170
*	Magnetek, Inc.	90,900	498,132
*	MAIR Holdings, Inc.	53,016	302,721
*	Marten Transport, Ltd.	63,382	1,160,524
*	Maxco, Inc.	3,000	31,350
	McGrath Rentcorp.	77,414	2,438,541
*	Meadow Valley Corp.	2,300	23,230
*	Media Sciences International, Inc.	2,800	17,136
* #	Medialink Worldwide, Inc.	11,300	58,647
*	Merrimac Industries, Inc.	2,960	29,748
*	Mesa Air Group, Inc.	101,235	827,090
	Met-Pro Corp.	33,807	479,383
*	MFRI, Inc.	16,605	340,901
* #	Microvision, Inc.	57,123	149,091
*	Middleby Corp.	22,487	2,282,431
* #	Midwest Air Group, Inc.	57,700	477,756
*	Milacron, Inc.	150,305	111,226
* #	Millennium Cell, Inc.	57,100	60,526
*	Miller Industries, Inc.	32,680	729,744
	Mine Safety Appliances Co.	112,800	4,073,208
*	Misonix, Inc.	20,100	81,204
*	Mobile Mini, Inc.	109,830	3,015,932
*	Modtech Holdings, Inc.	50,350	246,715
*	Moog, Inc. Class A	114,700	4,195,726
*	Moog, Inc. Class B	4,850	176,637
*	MTC Technologies, Inc.	44,748	1,167,475
	Mueller Industries, Inc.	114,545	3,905,985
	Multi-Color Corp.	6,919	233,309
*	M-Wave, Inc.	2,300	1,656
	NACCO Industries, Inc. Class A	6,400	954,560
*	Nashua Corp.	6,400	46,752
*	National Patent Development Corp.	14,160	21,948
*	National Technical Systems, Inc.	21,100	140,315
* #	Navigant Consulting, Inc.	164,300	3,129,915
*	NCI Building Systems, Inc.	61,500	3,393,570
	Nordson Corp.	104,375	5,040,269
*	North America Galvanizing & Coatings, Inc.	6,500	34,320
* #	Northwest Airlines Corp.	60,357	203,403
*	NuCo2, Inc.	48,700	1,216,039
*	Odyssey Marine Exploration, Inc.	143,000	453,310
*	Old Dominion Freight Line, Inc.	115,622	3,099,826
*	Omega Flex, Inc.	25,100	507,020
*	On Assignment, Inc.	83,815	915,260
*	Orbit International Corp.	1,977	13,384
*	Orbital Sciences Corp.	185,052	3,353,142
*	P.A.M. Transportation Services, Inc.	20,468	491,027
*	Paragon Technologies, Inc.	9,400	55,272

36

		Shares	Value†
*	Park-Ohio Holdings Corp.	29,235	$487,347
*	Patrick Industries, Inc.	6,275	76,618
*	Patriot Transportation Holding, Inc.	4,703	432,629
*	Peerless Manufacturing Co.	5,911	147,775
*	Pemco Aviation Group, Inc.	950	8,251
*	Perini Corp.	81,200	2,640,624
*	PHH Corp.	165,100	4,751,578
*	Pinnacle Airlines Corp.	68,500	673,355
* #	Plug Power, Inc.	221,443	899,059
	Portec Rail Products, Inc.	16,500	173,250
*	Powell Industries, Inc.	19,730	470,955
*	Power-One, Inc.	267,661	1,959,279
*	PPT Vision, Inc.	1,700	731
	Preformed Line Products Co.	8,071	261,258
* #	PRG-Schultz International, Inc.	16,122	126,558
	Providence & Worcester Railroad Co.	3,900	78,975
#	PW Eagle, Inc.	38,300	1,307,562
*	Quality Distribution, Inc.	58,800	784,392
* #	Quanta Services, Inc.	237,688	4,356,821
	Quipp, Inc.	1,400	10,514
	Quixote Corp.	26,740	514,478
*	RailAmerica, Inc.	121,400	1,936,330
	Raven Industries, Inc.	52,350	1,461,089
*	RCM Technologies, Inc.	10,727	66,186
	Regal-Beloit Corp.	95,704	4,893,346
*	Republic Airways Holdings, Inc.	130,578	2,255,082
*	Resources Connection, Inc.	148,736	4,317,806
	Robbins & Myers, Inc.	45,900	1,964,061
	Rollins, Inc.	210,150	4,604,387
*	Rush Enterprises, Inc. Class A	52,771	959,377
*	Rush Enterprises, Inc. Class B	6,800	114,852
*	Saia, Inc.	37,454	928,485
	Schawk, Inc.	44,700	856,899
*	School Specialty, Inc.	68,200	2,526,810
*	Schuff International, Inc.	6,800	102,000
*	Secom General Corp.	140	132
*	Sequa Corp. Class A	6,700	762,795
*	Sequa Corp. Class B	2,500	285,000
	Servidyne, Inc.	330	1,346
*	Servotronics, Inc.	1,300	10,530
*	Shaw Group, Inc.	116,307	3,476,416
*	SIFCO Industries, Inc.	5,650	36,443
* #	Simclar, Inc.	6,400	38,976
#	Simpson Manufacturing Co., Inc.	36,849	1,141,214
*	Sirva, Inc.	210,200	798,760
*	Sitel Corp.	214,000	883,820
	Skywest, Inc.	152,996	3,861,619
*	SL Industries, Inc.	9,500	152,000
	Smith (A.O.) Corp.	67,550	2,417,615
*	Smithway Motor Xpress Corp. Class A	3,900	42,120
*	SPACEHAB, Inc.	25,866	20,175
*	Sparton Corp.	8,790	76,473
*	Spherion Corp.	162,820	1,172,304
*	Spherix, Inc.	11,700	23,751
* #	Spire Corp.	20,741	169,039

37

		Shares	Value†
* #	Standard Automotive Corp.	4,400	$0
*	Standard Parking Corp.	30,826	1,165,839
	Standard Register Co.	75,100	934,995
	Standex International Corp.	38,400	1,141,632
	Starrett (L.S.) Co. Class A	4,700	73,367
*	Sterling Construction Co., Inc.	31,500	757,575
*	Stonepath Group, Inc.	65,000	13,000
*	Strategic Distribution, Inc.	2,929	34,386
	Sun Hydraulics, Inc.	33,475	700,297
*	Superior Essex, Inc.	62,818	2,223,757
	Supreme Industries, Inc.	15,908	103,720
	Synagro Techonologies, Inc.	237,135	1,074,222
	Sypris Solutions, Inc.	54,547	406,921
*	SYS	35,100	79,326
	TAL International Group, Inc.	22,900	570,210
*	Target Logistics, Inc.	11,000	28,050
* #	Taser International, Inc.	192,800	1,634,944
	TB Wood’s Corp.	8,600	147,060
*	Team, Inc.	26,000	802,100
*	TeamStaff, Inc.	19,500	25,545
	Tech/Ops Sevcon, Inc.	4,175	29,517
	Technology Research Corp.	16,750	68,173
	Tecumseh Products Co. Class A	38,900	630,569
*	Teledyne Technologies, Inc.	106,600	4,285,320
* #	TeleTech Holdings, Inc.	214,696	4,847,836
	Tennant Co.	57,700	1,676,185
*	Tetra Tech, Inc.	178,696	3,118,245
*	The Advisory Board Co.	60,397	3,350,222
*	The Geo Group, Inc.	60,300	2,264,868
* #	The Lamson & Sessions Co.	48,300	1,038,450
	Thomas Group, Inc.	3,900	51,168
*	Timco Aviation Services, Inc.	153	597
#	Titan International, Inc.	61,300	1,165,313
	Todd Shipyards Corp.	6,400	106,624
*	Trailer Bridge, Inc.	9,500	73,198
*	TransDigm Group, Inc.	18,000	439,560
*	TRC Companies, Inc.	42,800	408,740
	Tredegar Industries, Inc.	108,191	2,151,919
* #	Trex Co., Inc.	44,900	1,016,985
	Trinity Industries, Inc.	21,349	806,992
	Triumph Group, Inc.	46,802	2,483,314
*	TRM Corp.	28,100	40,464
*	Tufco Technologies, Inc.	4,600	30,360
* #	TurboChef Technologies, Inc.	89,138	1,291,610
	Twin Disc, Inc.	17,300	610,517
*	U.S. Home Systems, Inc.	24,635	243,147
*	U.S. Xpress Enterprises, Inc. Class A	10,523	183,416
	UAP Holding Corp.	153,100	3,675,931
*	Ultralife Batteries, Inc.	46,230	475,707
#	United Industrial Corp.	35,400	1,730,706
*	United Rentals, Inc.	108,900	2,729,034
*	United Stationers, Inc.	95,009	4,406,517
	Universal Forest Products, Inc.	54,005	2,518,793
*	Universal Security Instruments, Inc.	3,369	86,381
*	Universal Truckload Services, Inc.	19,900	474,416

38

		Shares	Value†
*	UQM Technologies, Inc.	72,900	$218,700
*	URS Corp.	1,213	53,566
*	USA Truck, Inc.	31,835	613,460
* #	Valence Technology, Inc.	20,900	45,144
	Valley National Gases, Inc.	6,301	165,149
	Valmont Industries, Inc.	79,100	4,686,675
*	Valpey Fisher Corp.	1,650	5,684
*	Versar, Inc.	24,400	96,136
	Viad Corp.	67,100	2,637,701
	Vicor Corp.	87,319	1,070,531
* #	Volt Information Sciences, Inc.	48,500	2,263,010
	VSE Corp.	4,989	172,669
	Wabash National Corp.	88,400	1,299,480
	Wabtec Corp.	159,100	5,226,435
* #	Washington Group International, Inc.	74,115	4,356,480
*	Waste Connections, Inc.	76,100	3,070,635
	Waste Industries USA, Inc.	43,000	1,291,720
#	Watsco, Inc. Class A	61,500	3,178,320
	Watsco, Inc. Class B	1,350	70,308
	Watson Wyatt & Co. Holdings	122,700	5,693,280
	Watts Water Technologies, Inc.	78,600	3,272,118
	Werner Enterprises, Inc.	237,794	4,434,858
*	Westaff, Inc.	28,300	131,878
* #	Western Power & Equipment Corp.	3,273	1,555
*	Willis Lease Finance Corp.	9,400	94,000
*	Wolverine Tube, Inc.	43,700	49,381
	Woodward Governor Co.	106,068	4,050,737
*	World Air Holdings, Inc.	1,104	9,395
	WSI Industries, Inc.	2,000	6,040
*	Xanser Corp.	107,576	560,471
*	Zareba Systems, Inc.	300	1,460
Total Industrials			547,286,563

Information Technology – (16.7%)
*	24/7 Real Media, Inc.	151,480	1,320,906
*	3Com Corp.	104,194	436,573
* #	8X8, Inc.	19,200	31,488
*	Acacia Research-Acacia Technologies	84,160	1,172,349
* #	Access Integrated Technologies, Inc.	71,200	637,240
*	ACE*COMM Corp.	7,300	6,935
*	Acorn Factor, Inc.	7,100	23,785
*	Actel Corp.	83,335	1,555,031
*	ActivIdentity Corp.	144,943	730,513
*	Actuate Corp.	193,100	1,044,671
*	Adaptec, Inc.	356,600	1,554,776
*	ADDvantage Technologies Group, Inc.	10,367	44,474
*	Adept Technology, Inc.	2,150	24,747
*	Advanced Energy Industries, Inc.	143,264	2,468,439
* #	Advanced Photonix, Inc.	9,000	18,810
*	Advent Software, Inc.	89,685	3,278,884
*	Aehr Test Systems	16,475	81,551
*	Aeroflex, Inc.	228,550	2,756,313
*	Aetrium, Inc.	31,235	101,514
*	Agile Software Corp.	176,371	1,183,449
	Agilysys, Inc.	82,488	1,263,716

39

		Shares	Value†
*	Airspan Networks, Inc.	115,600	$329,460
*	Allen Organ Co. Escrow	800	13,032
*	Alliance Semiconductor Corp.	48,050	179,707
*	Allied Motion Technologies, Inc.	2,800	16,856
*	Altiris, Inc.	93,200	2,310,428
	American Software, Inc. Class A	67,805	556,679
*	American Technical Ceramics Corp.	16,050	206,885
*	AMIS Holdings, Inc.	280,628	3,030,782
* #	Amkor Technology, Inc.	530,969	5,426,503
*	Ampex Corp. Class A	5,825	97,278
* #	Amtech Systems, Inc.	10,468	70,031
* #	Anadigics, Inc.	146,600	1,414,690
*	Analex Corp.	36,800	75,072
*	Analysts International Corp.	60,586	107,843
* #	Analytical Surveys, Inc.	730	489
*	Anaren, Inc.	56,600	1,163,130
*	Andrew Corp.	7,200	71,784
*	Ansoft Corp.	75,478	2,086,212
*	Answerthink, Inc.	131,133	378,974
*	Ansys, Inc.	89,488	4,201,462
*	APA Enterprises, Inc.	11,400	16,872
*	Apogee Technology, Inc.	5,300	3,869
*	Applied Innovation, Inc.	33,100	105,258
*	Applied Micro Circuits Corp.	888,848	3,110,968
*	Applix, Inc.	25,700	272,163
*	Aptimus, Inc.	20,901	161,983
* #	aQuantive, Inc.	166,925	3,989,508
* #	Ardent Communications, Inc.	12,900	26
*	Ariba, Inc.	233,421	1,764,663
*	Arris Group, Inc.	343,600	4,099,148
*	Art Technology Group, Inc.	357,785	844,373
*	ASA International, Ltd.	640	2,080
* #	Ascendia Brands, Inc.	40,200	74,370
*	Aspen Technology, Inc.	165,364	1,612,299
*	Astea International, Inc.	2,800	19,880
	Astro-Med, Inc.	12,189	121,890
*	Asyst Technologies, Inc.	156,700	1,032,653
*	Atari, Inc.	294,584	173,775
* #	Atheros Communications	154,796	3,520,061
*	Atmel Corp.	3,200	16,192
* #	ATMI, Inc.	113,133	3,677,954
*	Authentidate Holding Corp.	99,800	153,692
*	Autobytel, Inc.	129,700	391,694
* #	Avanex Corp.	430,395	856,486
* #	Avici Systems, Inc.	42,843	305,042
* #	Avid Technology, Inc.	78,800	3,071,624
* #	Avocent Corp.	136,565	4,749,731
*	Aware, Inc.	72,959	385,224
*	Axcelis Technologies, Inc.	319,500	2,041,605
*	Axesstel, Inc.	57,700	121,747
*	AXS-One, Inc.	83,200	59,904
*	AXT, Inc.	74,000	383,320
* #	Bankrate, Inc.	52,157	1,903,731
* #	BearingPoint, Inc.	96,900	812,022
	Bel Fuse, Inc. Class A	2,500	81,400

40

		Shares	Value†
	Bel Fuse, Inc. Class B	28,262	$1,037,215
*	Bell Industries, Inc.	8,700	30,015
*	Bell Microproducts, Inc.	97,271	669,224
* #	Benchmark Electronics, Inc.	186,400	4,527,656
*	BISYS Group, Inc.	181,000	2,170,190
*	Bitstream, Inc.	8,200	71,750
	Black Box Corp.	56,600	2,423,612
* #	Blackboard, Inc.	89,164	2,541,174
*	Blonder Tongue Laboratories, Inc.	9,500	17,480
*	Blue Coat Systems, Inc.	46,286	1,182,144
	Bogen Communications International, Inc.	12,100	83,793
* #	Bookham, Inc.	176,528	711,408
*	Borland Software Corp.	246,600	1,304,514
*	Bottomline Technologies, Inc.	66,106	692,130
*	Brightpoint, Inc.	144,780	1,999,412
*	Broadcaster, Inc.	1,200	1,428
* #	BroadVision, Inc.	512,807	366,657
*	Brocade Communications Systems, Inc.	77,408	716,024
*	Brooks Automation, Inc.	239,334	3,343,496
*	BSQUARE Corp.	27,678	79,159
* #	Cabot Microelectronics Corp.	75,100	2,376,915
*	CalAmp Corp.	66,728	483,778
*	California Micro Devices Corp.	62,000	284,580
*	Callidus Software, Inc.	31,000	208,630
*	CallWave, Inc.	58,900	161,975
	CAM Commerce Solutions, Inc.	10,100	233,108
*	Captaris, Inc.	78,328	571,794
*	Carreker Corp.	81,379	591,625
*	Carrier Access Corp.	105,489	659,306
	Cass Information Systems, Inc.	313	12,094
*	Catalyst Semiconductor, Inc.	47,640	153,877
*	Catapult Communications Corp.	39,991	346,322
*	C-COR, Inc.	153,700	1,537,000
*	CellStar Corp.	28,818	100,287
*	Centillium Communications, Inc.	116,889	232,609
*	CEVA, Inc.	57,291	384,996
*	Checkpoint Systems, Inc.	112,600	2,159,668
*	Cherokee International Corp.	55,442	175,197
*	Chordiant Software, Inc.	254,725	779,459
*	Ciber, Inc.	169,812	1,178,495
* #	Ciena Corp.	17,200	432,408
*	Ciprico, Inc.	8,633	42,129
*	Cirrus Logic, Inc.	271,320	1,891,100
*	Clarus Corp.	32,700	235,440
*	ClearOne Communications, Inc.	11,070	46,826
*	CMGI, Inc.	121,600	166,592
*	CNET Networks, Inc.	51,752	468,873
#	Cognex Corp.	139,800	3,418,110
*	Cognitronics Corp.	4,350	10,571
*	Coherent, Inc.	99,293	3,208,157
	Cohu, Inc.	72,398	1,431,308
*	Comarco, Inc.	18,436	172,192
* #	Commerce One, Inc.	45,000	0
* #	CommScope, Inc.	153,800	4,640,146
	Communications Systems, Inc.	8,360	77,748

41

		Shares	Value†
*	Computer Horizons Corp.	105,418	$493,356
*	Computer Task Group, Inc.	49,800	209,658
*	Comtech Telecommunications Corp.	73,300	2,603,616
* #	Concur Technologies, Inc.	116,503	1,787,156
*	Concurrent Computer Corp.	207,000	387,090
*	Conexant Systems, Inc.	1,062,406	2,316,045
* #	Convera Corp.	127,874	598,450
*	Corillian Corp.	142,383	492,645
*	Cosine Communications, Inc.	22,621	75,328
*	Covansys Corp.	117,306	2,672,231
* #	C-Phone Corp.	8,900	62
*	Cray, Inc.	55,562	631,184
*	Credence Systems Corp.	279,598	1,073,656
*	Critical Path, Inc.	2,200	286
*	Crossroads Systems, Inc.	21,669	28,820
* #	CSG Systems International, Inc.	153,632	4,260,215
*	CSP, Inc.	6,012	50,441
	CTS Corp.	96,159	1,469,310
*	CVD Equipment Corp.	6,100	25,864
*	Cyberoptics Corp.	27,211	348,845
*	Cybersource Corp.	110,900	1,163,341
* #	Cymer, Inc.	96,486	4,558,964
	Daktronics, Inc.	121,016	4,378,359
*	Data I/O Corp.	7,400	26,640
*	Datalink Corp.	34,600	280,952
	Dataram Corp.	26,300	117,298
* #	DataTRAK International, Inc.	7,600	38,000
*	Datawatch Corp.	4,032	11,249
*	Delphax Technologies, Inc.	6,300	6,930
*	Digi International, Inc.	79,526	1,056,901
*	Digimarc Corp.	67,765	610,563
* #	Digital Angel Corp.	132,600	371,280
*	Digital Insight Corp.	105,002	4,006,876
* #	Digital River, Inc.	79,273	4,669,972
*	Digitas, Inc.	263,156	2,847,348
*	Diodes, Inc.	81,939	3,386,539
*	Ditech Networks, Inc.	100,655	704,585
*	DocuCorp International, Inc.	36,874	273,974
*	Document Sciences Corp.	14,200	97,554
*	Dot Hill Systems Corp.	125,960	410,630
*	DPAC Technologies Corp.	1,261	132
*	DSP Group, Inc.	90,900	1,962,531
*	DTS, Inc.	56,749	1,413,050
*	Dycom Industries, Inc.	127,366	2,588,077
*	Dynamics Research Corp.	24,408	232,120
*	EarthLink, Inc.	365,397	2,378,734
*	EasyLink Services Corp.	1,393	3,747
*	Echelon Corp.	126,106	1,008,848
* #	eCollege.com, Inc.	63,575	1,124,642
* #	EDGAR Online, Inc.	79,784	268,872
*	Edgewater Technology, Inc.	20,553	136,677
*	EFJ, Inc.	74,200	415,520
*	eFunds Corp.	148,406	3,806,614
*	Elecsys Corp.	600	3,120
*	Electro Scientific Industries, Inc.	89,593	1,778,421

42

		Shares	Value†
*	Electroglas, Inc.	63,500	$185,420
*	Electronics for Imaging, Inc.	181,800	4,454,100
* #	eLoyalty Corp.	24,800	445,656
*	Embarcadero Technologies, Inc.	77,550	536,646
* #	EMCORE Corp.	152,650	915,900
*	EMS Technologies, Inc.	46,374	949,276
*	Emulex Corp.	247,000	5,154,890
*	En Pointe Technologies, Inc.	6,400	16,896
* #	Endwave Corp.	35,400	477,192
*	Entegris, Inc.	413,531	4,408,240
*	Entrust, Inc.	191,000	771,640
*	Epicor Software Corp.	177,255	2,357,492
*	EPIQ Systems, Inc.	58,677	916,535
*	ePlus, Inc.	22,790	230,179
* #	Equinix, Inc.	82,720	6,313,190
*	eSpeed, Inc.	93,100	873,278
*	ESS Technology, Inc.	110,500	131,495
*	Euronet Worldwide, Inc.	106,736	3,534,029
*	Evans & Sutherland Computer Corp.	12,543	48,792
*	Evolving Systems, Inc.	12,200	13,908
*	Exar Corp.	111,508	1,513,164
*	Excel Technology, Inc.	33,772	852,068
*	Extreme Networks, Inc.	353,014	1,408,526
*	Ezenia!, Inc.	200	390
* #	FalconStor Software, Inc.	156,105	1,347,186
*	Faro Technologies, Inc.	45,960	1,019,393
*	FEI Co.	104,650	2,544,042
* #	Finisar Corp.	890,356	3,410,063
*	Firstwave Technologies, Inc.	2,500	5,675
*	Forgent Networks, Inc.	70,600	37,418
* #	FormFactor, Inc.	64,756	2,419,284
*	Forrester Research, Inc.	69,965	1,967,416
	Frequency Electronics, Inc.	14,800	185,000
*	FSI International, Inc.	93,400	523,974
* #	Gartner Group, Inc.	137,600	2,652,928
*	Gateway, Inc.	619,013	1,176,125
*	Genesis Microchip, Inc.	91,962	919,620
*	Gerber Scientific, Inc.	70,100	970,184
	Gevity HR, Inc.	82,310	1,797,650
*	Giga-Tronics, Inc.	4,500	9,990
*	Glenayre Technologies, Inc.	199,077	481,766
* #	Global e-Point, Inc.	2,908	1,658
*	Global Imaging Systems, Inc.	160,812	3,426,904
*	Globecomm Systems, Inc.	19,874	183,040
* #	GlobeTel Communications Corp.	236,100	66,108
*	Globix Corp.	119,000	523,600
*	Goldleaf Financial Solutions, Inc.	189	1,115
*	Greenfield Online, Inc.	78,700	1,000,277
*	GSE Systems, Inc.	20,626	99,005
*	GTSI Corp.	25,820	246,323
*	Halifax Corp.	1,000	2,750
*	Harmonic, Inc.	231,246	1,838,406
*	Hauppauge Digital, Inc.	28,920	173,231
#	Heartland Payment Systems, Inc.	114,700	3,257,480
*	HEI, Inc.	24,250	44,863

43

		Shares	Value†
*	hi/fn, Inc.	40,300	$200,291
*	Hittite Microwave Corp.	93,736	3,662,266
* #	Hutchinson Technology, Inc.	79,100	1,884,953
*	Hypercom Corp.	162,600	1,076,412
* #	I.D. Systems, Inc.	34,640	752,381
* #	i2 Technologies, Inc.	64,400	1,244,208
*	iBasis, Inc.	102,787	832,575
*	Ibis Technology Corp.	33,700	75,825
*	iCAD, Inc.	3,500	10,745
*	iGATE Capital Corp.	162,176	1,055,766
* #	ImageWare Systems, Inc.	35,700	52,479
*	I-many, Inc.	46,200	87,318
	Imation Corp.	106,900	4,950,539
*	Immersion Corp.	76,200	534,924
*	Indus International, Inc.	170,200	633,144
* #	Infocrossing, Inc.	66,991	954,622
*	InFocus Corp.	111,189	280,196
* #	Informatica Corp.	268,300	3,233,015
*	Inforte Corp.	33,700	123,342
*	InfoSpace, Inc.	93,946	1,846,039
	infoUSA, Inc.	134,005	1,626,821
*	Innodata Isogen, Inc.	69,900	161,469
*	Innovex, Inc.	55,800	102,114
*	InPlay Technologies, Inc.	10,200	16,524
*	Insight Enterprises, Inc.	149,841	3,011,804
*	Insightful Corp.	6,200	15,438
*	InsWeb Corp.	1,633	4,050
	Integral Systems, Inc.	33,975	818,458
*	Integral Vision, Inc.	1,300	624
*	Integrated Silicon Solution, Inc.	109,454	680,804
* #	Intelli-Check, Inc.	37,700	219,414
*	Intelligent Systems Corp.	4,400	12,320
*	Intelligroup, Inc.	30,400	41,952
*	Interactive Intelligence, Inc.	51,541	902,998
* #	Interdigital Communications Corp.	159,600	5,099,220
*	Interlink Electronics, Inc.	35,900	95,135
* #	Intermec, Inc.	72,800	1,845,480
* #	Internap Network Services Corp.	108,100	2,102,545
*	International DisplayWorks, Inc.	132,600	834,054
*	Internet Capital Group, Inc.	121,215	1,249,727
*	Internet Commerce Corp.	3,900	12,636
*	Interphase Corp.	18,800	166,380
	Inter-Tel, Inc.	76,500	1,705,185
*	Intervideo, Inc.	40,608	525,874
*	Intervoice, Inc.	119,518	801,966
*	Interwoven, Inc.	132,707	1,880,458
*	Intest Corp.	27,732	125,626
*	Intevac, Inc.	60,936	1,662,943
*	IntriCon Corp.	13,750	75,488
*	Intrusion, Inc.	4,050	1,620
*	INX, Inc.	11,500	89,240
*	Iomega Corp.	139,295	534,893
*	iPass, Inc.	75,000	417,750
* #	IPIX Corp.	4,350	144
*	Island Pacific, Inc.	73,700	11,055

44

		Shares	Value†
*	Iteris, Inc.	37,120	$85,376
*	Itron, Inc.	79,000	3,791,210
*	Ixia	186,947	1,774,127
*	IXYS Corp.	106,024	1,016,770
*	j2 Global Communications, Inc.	154,064	4,303,008
*	Jaco Electronics, Inc.	6,259	20,844
*	JDA Software Group, Inc.	84,412	1,207,092
*	JMAR Industries, Inc.	23,100	6,699
* #	Jupitermedia Corp.	101,769	650,304
*	Keane, Inc.	174,964	2,169,554
	Keithley Instruments, Inc.	44,500	559,810
*	Kemet Corp.	226,623	1,665,679
*	Key Tronic Corp.	30,677	151,851
*	Keynote Systems, Inc.	28,100	291,397
*	Kintera, Inc.	43,411	61,210
*	Knova Software, Inc.	290	1,233
* #	Komag, Inc.	89,109	3,518,023
*	Kopin Corp.	191,691	693,921
*	Kronos, Inc.	98,755	3,482,101
*	Kulicke & Soffa Industries, Inc.	176,934	1,449,089
*	KVH Industries, Inc.	45,928	528,172
* #	L-1 Identity Solutions, Inc.	216,339	3,625,842
*	Lantronix, Inc.	14,600	21,608
*	LaserCard Corp.	33,324	405,886
*	Lattice Semiconductor Corp.	354,451	2,406,722
*	Lawson Software, Inc.	581,106	4,323,429
*	LeCroy Corp.	39,913	449,820
*	Level 8 Systems, Inc.	129	5
*	Lightbridge, Inc.	84,676	1,117,723
*	LightPath Technologies, Inc.	1,850	10,101
*	Lionbridge Technologies, Inc.	185,246	1,059,607
*	Littlefuse, Inc.	69,200	2,164,576
*	Logic Devices, Inc.	6,500	16,705
*	LogicVision, Inc.	52,141	43,277
*	Logility, Inc.	35,687	299,771
*	LoJack Corp.	56,500	857,670
*	LookSmart, Ltd.	65,991	303,559
*	LTX Corp.	191,896	999,778
* #	Lumera Corp.	52,084	382,297
*	Macrovision Corp.	161,493	4,465,281
*	Magma Design Automation, Inc.	114,683	1,027,560
*	Mai Systems Corp. Escrow Shares	3	0
*	Management Network Group, Inc.	70,900	94,297
*	Manatron, Inc.	1,102	7,956
*	Manhattan Associates, Inc.	84,194	2,441,626
*	ManTech International Corp. Class A	57,300	2,078,844
*	Mapinfo Corp.	66,099	875,812
* #	Marchex, Inc. Class B	77,156	1,056,266
*	Mastec, Inc.	201,450	2,272,356
*	Mattson Technology, Inc.	162,745	1,547,705
	Maximus, Inc.	62,300	1,822,898
* #	Maxwell Technologies, Inc.	53,379	755,847
*	McDATA Corp. Class A	348,144	2,182,863
*	McDATA Corp. Class B	23,600	148,680
*	MDI, Inc.	13,600	5,984

45

		Shares	Value†
*	Measurement Specialties, Inc.	12,500	$302,250
* #	Mechanical Technology, Inc.	89,820	262,274
*	MedQuist, Inc.	62,700	821,370
*	Mentor Graphics Corp.	265,927	4,496,826
*	Mercury Computer Systems, Inc.	54,700	715,476
*	Merix Corp.	63,213	583,456
	Mesa Laboratories, Inc.	4,419	87,054
*	MetaSolv, Inc.	156,455	635,207
	Methode Electronics, Inc.	113,020	1,266,954
*	Metrologic Instruments, Inc.	64,500	1,186,800
*	Micrel, Inc.	249,073	2,876,793
*	Micros Systems, Inc.	112,757	5,741,586
*	Microsemi Corp.	173,302	3,578,686
* #	MicroStrategy, Inc.	32,400	3,838,428
*	Microtune, Inc.	181,447	832,842
* #	Midway Games, Inc.	283,100	2,191,194
* #	Mindspeed Technologies, Inc.	310,130	527,221
*	MIPS Technologies, Inc.	151,400	1,294,470
*	MIVA, Inc.	87,600	299,592
*	MKS Instruments, Inc.	174,307	3,627,329
* #	Mobility Electronics, Inc.	86,115	277,290
*	Mobius Management Systems, Inc.	59,001	418,907
	Mocon, Inc.	12,100	133,100
*	Moldflow Corp.	34,256	443,958
* #	MoSys, Inc.	97,260	926,888
*	Motive, Inc.	26,000	82,160
*	MPS Group, Inc.	321,100	4,813,289
*	MRV Communications, Inc.	388,081	1,447,542
*	MSC.Software Corp.	61,900	930,976
*	MSGI Security Solutions, Inc.	942	895
* #	MTI Technology Corp.	1,300	949
*	MTM Technologies, Inc.	4,800	7,200
	MTS Systems Corp.	55,987	2,146,542
* #	Multi-Fineline Electronix, Inc.	70,472	1,520,081
*	Nanometrics, Inc.	37,194	318,753
*	Napco Security Systems, Inc.	59,860	385,498
*	Napster, Inc.	3,129	11,734
* #	NeoMagic Corp.	25,718	115,988
* #	Neoware Systems, Inc.	55,700	622,169
*	Net Perceptions, Inc.	22,600	58,760
*	NETGEAR, Inc.	103,593	2,693,418
	Netguru, Inc.	2,639	607
* #	Netlogic Microsystems, Inc.	57,878	1,234,538
*	NetManage, Inc.	29,279	145,517
*	Netopia, Inc.	41,900	289,110
*	NetRatings, Inc.	110,631	2,024,547
*	NetScout Systems, Inc.	98,350	768,114
*	Network Engines, Inc.	116,000	272,600
*	Network Equipment Technologies, Inc.	77,900	477,527
*	Newport Corp.	126,418	2,747,063
*	NIC, Inc.	190,578	905,246
*	NMS Communications Corp.	152,100	266,175
*	Novatel Wireless, Inc.	88,302	833,571
*	Nu Horizons Electronics Corp.	44,007	495,959
* #	Nuance Communications, Inc.	385,829	3,954,747

46

		Shares	Value†
*	NumereX Corp. Class A	10,500	$95,550
* #	NYFIX, Inc.	78,514	502,490
	O.I. Corp.	2,800	28,700
* #	OmniVision Technologies, Inc.	154,400	2,515,176
*	Omtool, Ltd.	3,470	14,123
*	ON Semiconductor Corp.	673,779	4,339,137
*	Online Resources Corp.	79,370	845,291
*	Onvia, Inc.	2,778	16,557
*	Open Solutions, Inc.	61,940	2,307,265
*	OpenTV Corp.	38,746	95,703
*	Openwave Systems, Inc.	197,922	1,662,545
*	Oplink Communications, Inc.	66,900	1,334,655
*	OPNET Technologies, Inc.	63,111	1,017,980
*	Opsware, Inc.	312,392	2,736,554
*	OPTi, Inc.	11,200	59,696
*	Optical Cable Corp.	15,000	73,500
*	Optical Communication Products, Inc.	136,650	267,834
*	OSI Systems, Inc.	51,800	983,682
*	Overland Storage, Inc.	40,075	192,360
*	OYO Geospace Corp.	19,911	949,755
*	Packeteer, Inc.	100,100	1,188,187
* #	Palm, Inc.	93,604	1,311,392
*	PAR Technology Corp.	17,850	151,368
*	Parametric Technology Corp.	136,897	2,650,326
	Park Electrochemical Corp.	62,550	2,029,122
* #	Parkervision, Inc.	67,686	688,367
*	Path 1 Network Technologies, Inc.	17,600	2,640
*	Paxar Corp.	135,400	2,890,790
*	PC Connection, Inc.	75,950	1,020,009
*	PC-Tel, Inc.	68,800	665,984
*	PDF Solutions, Inc.	77,293	1,136,980
*	Peerless Systems Corp.	23,600	84,724
	Pegasystems, Inc.	109,938	1,110,374
*	Pemstar, Inc.	136,200	514,836
*	Perceptron, Inc.	22,068	184,047
*	Perficient, Inc.	81,037	1,415,716
*	Performance Technologies, Inc.	37,100	202,195
*	Pericom Semiconductor Corp.	80,736	930,886
*	Pervasive Software, Inc.	68,739	256,396
*	Pfsweb, Inc.	35,142	26,005
*	Phoenix Technologies, Ltd.	71,936	348,890
*	Photon Dynamics, Inc.	49,400	548,834
*	Photronics, Inc.	124,326	1,960,621
*	Pinnacle Data Systems, Inc.	4,200	9,450
*	Pixelworks, Inc.	49,500	123,255
*	Planar Systems, Inc.	43,500	435,870
	Plantronics, Inc.	21,400	449,400
*	PLATO Learning, Inc.	66,166	334,800
*	Plexus Corp.	132,661	3,203,763
*	PLX Technology, Inc.	87,338	1,181,683
* #	PMC-Sierra, Inc.	71,047	540,668
*	Porta Systems Corp.	300	41
*	PortalPlayer, Inc.	16,600	222,440
*	Power Integrations, Inc.	85,700	2,387,602
*	Powerwave Technologies, Inc.	313,094	2,006,933

47

		Shares	Value†
*	Presstek, Inc.	103,098	$619,619
	Printronix, Inc.	6,700	80,735
*	Progress Software Corp.	127,400	3,453,814
*	Proxim Corp.	6,726	54
	QAD, Inc.	100,259	822,124
	Quality Systems, Inc.	82,918	3,168,297
*	Qualstar Corp.	5,400	15,390
*	Quantum Corp.	543,200	1,281,952
*	Quest Software, Inc.	304,577	4,358,497
*	QuickLogic Corp.	81,900	239,967
* #	Quokka Sports, Inc.	1,128	16
*	Quovadx, Inc.	70,847	182,077
*	Radiant Systems, Inc.	95,644	938,268
*	RadiSys Corp.	73,062	1,234,017
*	Radyne Corp.	30,000	300,300
* #	RAE Systems, Inc.	181,200	661,380
* #	Ramtron International Corp.	75,600	291,816
*	RealNetworks, Inc.	468,719	5,390,269
* #	Redback Networks, Inc.	179,633	2,644,198
*	Relm Wireless Corp.	41,200	252,556
	REMEC, Inc.	70,845	77,930
#	Renaissance Learning, Inc.	91,415	1,543,999
*	Reptron Electronics, Inc.	343	182
* #	Research Frontiers, Inc.	4,700	28,341
*	RF Micro Devices, Inc.	593,955	4,579,393
*	RF Monolithics, Inc.	23,400	119,340
	Richardson Electronics, Ltd.	44,625	446,250
*	RightNow Technologies, Inc.	100,108	1,655,786
*	Rimage Corp.	29,560	711,805
*	Rofin-Sinar Technologies, Inc.	47,577	2,765,175
*	Rogers Corp.	54,300	3,772,764
*	Rudolph Technologies, Inc.	89,294	1,431,383
*	S1 Corp.	220,106	1,151,154
*	Saba Software, Inc.	85,760	463,104
*	Safeguard Scientifics, Inc.	372,500	920,075
*	SafeNet, Inc.	85,404	1,988,205
*	Sapient Corp.	386,407	2,109,782
* #	SatCon Technology Corp.	111,600	166,284
*	SBE, Inc.	3,400	1,258
*	ScanSource, Inc.	79,700	2,432,444
*	Schmitt Industries, Inc.	2,366	16,846
*	Scientific Learning Corp.	4,300	23,865
*	SCM Microsystems, Inc.	41,853	141,463
*	Seachange International, Inc.	89,900	774,938
*	Secure Computing Corp.	150,942	979,614
*	Selectica, Inc.	76,360	130,576
*	Semitool, Inc.	98,960	1,358,721
*	Semtech Corp.	219,457	2,879,276
*	SI International, Inc.	39,943	1,375,237
*	Sigma Designs, Inc.	70,700	1,848,805
*	Sigmatel, Inc.	85,392	385,972
*	Sigmatron International, Inc.	2,200	21,472
* #	Silicon Image, Inc.	254,805	3,202,899
*	Silicon Storage Technology, Inc.	311,400	1,435,554
*	SimpleTech, Inc.	142,215	1,279,935

48

		Shares	Value†
*	Simulations Plus, Inc.	3,000	$9,600
*	Sipex Corp.	80,846	348,446
*	Sirenza Microdevices, Inc.	149,306	1,327,330
*	Skyworks Solutions, Inc.	483,393	3,509,433
*	SM&A	58,000	327,700
*	Smith Micro Software, Inc.	20,700	331,200
*	Sonic Foundry, Inc.	99,800	369,260
*	Sonic Solutions, Inc.	80,300	1,264,725
*	SonicWALL, Inc.	201,500	2,025,075
*	Sonus Networks, Inc.	782,743	4,915,626
	SpectraLink Corp.	59,300	481,516
*	Spectrum Control, Inc.	14,423	127,355
*	SPSS, Inc.	56,142	1,583,766
*	SRA International, Inc.	59,400	1,733,292
*	SRS Labs, Inc.	43,968	438,361
*	Staktek Holdings, Inc.	149,895	876,886
*	Standard Microsystems Corp.	68,517	2,183,637
	StarTek, Inc.	42,400	580,880
*	SteelCloud, Inc.	11,700	7,137
	Stellent, Inc.	92,000	1,236,480
* #	Stratasys, Inc.	31,500	948,150
*	Stratex Networks, Inc.	301,615	1,290,912
*	Stratos International, Inc.	41,336	308,780
*	SumTotal Systems, Inc.	79,217	556,103
* #	Sunair Electronics, Inc.	3,900	15,561
*	Sunrise Telecom, Inc.	18,900	41,580
*	Suntron Corp.	5,165	6,663
*	Supertex, Inc.	42,400	1,989,408
*	SupportSoft, Inc.	136,500	786,240
*	Sycamore Networks, Inc.	798,188	2,977,241
*	Sykes Enterprises, Inc.	124,707	2,148,702
*	Symmetricom, Inc.	142,067	1,245,928
*	Synaptics, Inc.	78,520	2,251,168
*	SYNNEX Corp.	93,200	2,116,572
*	Synplicity, Inc.	82,575	561,510
	Syntel, Inc.	126,703	3,740,273
*	Taitron Components, Inc.	4,900	11,956
* #	Take-Two Interactive Software, Inc.	70,900	1,230,824
#	TALX Corp.	99,385	2,479,656
*	Technical Communications Corp.	400	1,160
	Technitrol, Inc.	125,800	3,456,984
*	Technology Solutions Co.	1,500	10,035
*	TechTeam Global, Inc.	20,707	226,120
*	Tekelec	208,500	3,356,850
* #	TeleCommunication Systems, Inc.	98,600	343,128
* #	Telkonet, Inc.	126,800	342,360
*	Telular Corp.	43,500	161,820
*	Terayon Communication Systems, Inc.	210,000	357,000
* #	Terremark Worldwide, Inc.	124,200	710,424
*	Tessco Technologies, Inc.	11,100	238,428
*	Tessera Technologies, Inc.	139,645	5,288,356
*	Therma-Wave, Inc.	88,790	107,436
	TheStreet.com, Inc.	81,225	794,381
*	Think Partnership, Inc.	62,900	210,715
* #	THQ, Inc.	172,351	5,610,025

49

		Shares	Value†
*	TIBCO Software, Inc.	100,619	$936,763
*	Tier Technologies, Inc. Class B	56,400	400,440
*	TII Network Technologies, Inc.	10,860	24,978
*	TNS, Inc.	72,300	1,247,175
*	Tollgrade Communications, Inc.	39,791	348,967
* #	Track Data Corp.	21,935	85,547
*	Transact Technologies, Inc.	29,150	254,480
*	Transaction Systems Architects, Inc.	116,339	3,935,748
*	Transcat, Inc.	6,000	31,800
*	Trans-Industries, Inc.	800	54
*	Transmeta Corp.	65,300	75,748
*	Transwitch Corp.	207,823	334,595
* #	Travelzoo, Inc.	47,300	1,463,935
*	Trident Microsystems, Inc.	177,020	3,713,880
	Trio-Tech International	800	10,600
*	Triquint Semiconductor, Inc.	417,239	2,102,885
	Troy Group, Inc.	13,400	36,850
	TSR, Inc.	6,492	25,968
*	TTM Technologies, Inc.	125,100	1,577,511
*	Tumbleweed Communications Corp.	155,095	400,145
* #	Tut Systems, Inc.	87,807	97,466
*	Tyler Technologies, Inc.	132,300	1,911,735
*	Ulticom, Inc.	130,030	1,348,411
*	Ultimate Software Group, Inc.	75,001	1,808,274
*	Ultra Clean Holdings, Inc.	2,200	29,326
*	Ultratech, Inc.	69,200	901,676
*	Unica Corp.	19,500	261,300
	United Online, Inc.	201,403	2,704,842
* #	Universal Display Corp.	93,348	1,150,981
*	USDATA Corp.	2,820	93
* #	UTStarcom, Inc.	374,557	3,326,066
*	VA Software Corp.	190,400	868,224
*	ValueClick, Inc.	197,300	4,906,851
*	Veeco Instruments, Inc.	92,200	1,731,516
* #	VendingData Corp.	59,600	137,080
*	Verilink Corp.	54,158	108
*	Verint Systems, Inc.	99,794	3,404,971
* #	Verso Technologies, Inc.	63	70
*	Vertical Communications, Inc.	1,200	984
*	Viasat, Inc.	88,591	2,359,178
*	Vicon Industries, Inc.	4,500	16,065
*	Video Display Corp.	9,250	69,930
*	Viewpoint Corp.	134,916	101,187
*	Vignette Corp.	93,260	1,569,566
*	Virage Logic Corp.	71,227	642,468
* #	Vitech America, Inc.	1,380	1
* #	Vitesse Semiconductor, Inc.	620,053	700,660
*	Vitria Technology, Inc.	102,804	277,571
*	Vocus, Inc.	40,200	651,642
*	Vodavi Technology, Inc.	4,200	31,332
* #	Vyyo, Inc.	51,300	220,590
	Wayside Technology Group, Inc.	5,100	72,828
*	Web.com, Inc.	48,110	184,742
*	Webb Interactive Services, Inc.	1,400	70
*	WebEx Communications, Inc.	132,238	4,747,344

50

		Shares	Value†
*	webMethods, Inc.	166,398	$1,186,418
* #	Websense, Inc.	141,572	3,617,165
*	WebSideStory, Inc.	61,500	726,930
*	Westell Technologies, Inc.	155,619	362,592
*	White Electronics Designs Corp.	73,923	409,533
*	Wind River Systems, Inc.	266,083	2,849,749
*	Winland Electronics, Inc.	5,000	16,150
*	Wireless Telecom Group, Inc.	64,800	162,648
*	Wireless Xcessories Group, Inc.	6,100	17,507
*	Witness Systems, Inc.	97,200	1,845,828
*	WJ Communications, Inc.	190,328	399,689
*	WorldGate Communications, Inc.	6,500	9,035
* #	Wright Express Corp.	40,100	1,237,486
	X-Rite, Inc.	88,563	1,053,900
*	Zhone Technologies, Inc.	399,717	539,618
*	ZILOG, Inc.	43,300	174,066
* #	Zix Corp.	83,626	103,696
*	Zones, Inc.	13,100	111,743
*	Zoran Corp.	142,135	2,119,233
*	Zygo Corp.	52,500	864,675
Total Information Technology			713,796,806

Materials — (4.3%)
*	AEP Industries, Inc.	26,010	1,338,735
*	AK Steel Holding Corp.	318,400	5,250,416
*	Aleris International, Inc.	94,084	4,902,717
	AMCOL International Corp.	95,900	2,662,184
*	American Pacific Corp.	8,136	60,206
#	American Vanguard Corp.	82,622	1,472,324
	Arch Chemicals, Inc.	77,222	2,540,604
*	Atlantis Plastics, Inc.	4,300	16,426
	Bairnco Corp.	7,500	91,800
	Balchem Corp.	37,225	965,989
#	Bowater, Inc.	1,500	32,700
*	Brush Engineered Materials, Inc.	63,500	2,249,170
*	Buckeye Technologies, Inc.	120,483	1,414,470
#	Calgon Carbon Corp.	115,000	672,750
*	Canyon Resources Corp.	60,600	54,540
*	Caraustar Industries, Inc.	84,266	661,488
	Carpenter Technology Corp.	100	10,681
	Castle (A.M.) & Co.	54,437	1,443,669
* #	Century Aluminum Co.	100,490	4,285,899
	CF Industries Holdings, Inc.	86,500	1,967,875
	Chaparral Steel Co.	130,097	6,049,511
	Chesapeake Corp.	59,502	968,693
#	Cleveland-Cliffs, Inc.	20,600	989,624
* #	Coeur d’Alene Mines Corp.	892,800	4,865,760
	Compass Minerals International, Inc.	102,700	3,399,370
*	Constar International, Inc.	39,602	283,154
*	Continental Materials Corp.	300	8,040
*	Core Molding Technologies, Inc.	32,300	344,318
	CPAC, Inc.	7,947	55,708
	Deltic Timber Corp.	38,471	2,043,195
*	Detrex Corp.	500	4,588
	Eagle Materials, Inc.	59,559	2,561,037

51

		Shares	Value†
#	Empire Resources, Inc.	28,300	$342,147
	Ferro Corp.	128,100	2,672,166
	Flamemaster Corp.	189	928
*	Flotek Industries, Inc.	16,000	394,880
	Friedman Industries, Inc.	20,058	191,554
#	Georgia Gulf Corp.	106,100	2,161,257
	Gibraltar Industries, Inc.	89,304	1,956,651
	Glatfelter (P.H.) Co.	115,000	1,704,300
*	Graphic Packaging Corp.	521,800	2,212,432
	H.B. Fuller Co.	184,718	4,815,598
	Hawkins, Inc.	34,306	484,401
* #	Headwaters, Inc.	122,200	2,923,024
* #	Hecla Mining Co.	370,400	2,581,688
*	Hercules, Inc.	249,800	4,653,774
*	ICO, Inc.	79,842	492,625
*	Impreso, Inc.	5,200	7,280
	Koppers Holdings, Inc.	11,500	262,660
	Kronos Worldwide, Inc.	5,988	220,358
*	Landec Corp.	77,290	740,438
*	Lesco, Inc.	25,900	212,639
* #	Liquidmetal Technologies, Inc.	68,495	105,482
	MacDermid, Inc.	95,600	3,121,340
*	Material Sciences Corp.	39,200	472,752
*	Maxxam, Inc.	9,992	266,287
	Metal Management, Inc.	80,600	2,953,990
	Minerals Technologies, Inc.	60,800	3,455,872
*	Mines Management, Inc.	37,400	218,042
*	Mod-Pac Corp.	7,727	84,997
	Myers Industries, Inc.	108,519	1,753,667
* #	Nanophase Technologies Corp.	55,898	375,076
	Nevada Chemicals, Inc.	2,965	24,862
	NewMarket Corp.	53,500	3,358,730
#	NL Industries, Inc.	137,776	1,527,936
	NN, Inc.	53,375	610,076
*	Northern Technologies International Corp.	5,500	45,375
*	Northwest Pipe Co.	11,164	358,364
	Olin Corp.	225,152	3,766,793
	Olympic Steel, Inc.	26,500	687,410
*	OM Group, Inc.	90,900	4,276,845
*	OMNOVA Solutions, Inc.	124,600	595,588
*	Oregon Steel Mills, Inc.	99,800	6,281,412
	Penford Corp.	26,900	444,388
*	Pioneer Companies, Inc.	36,500	985,865
*	PolyOne Corp.	283,600	2,178,048
#	Pope & Talbot, Inc.	53,800	269,538
	Quaker Chemical Corp.	30,620	639,652
	Quanex Corp.	110,175	4,088,594
	Reliance Steel & Aluminum Co.	10,714	412,382
*	Rock of Ages Corp.	4,400	17,820
	Rock-Tenn Co. Class A	94,800	2,388,960
*	Rockwood Holdings, Inc.	44,800	1,133,888
*	Rotonics Manufacturing, Inc.	6,700	19,631
#	Royal Gold, Inc.	73,135	2,330,081
* #	RTI International Metals, Inc.	68,300	5,166,895
	Ryerson, Inc.	71,600	1,593,816

52

		Shares	Value†
	Schnitzer Steel Industries, Inc. Class A	70,551	$2,879,892
	Schulman (A.), Inc.	87,655	1,997,657
	Schweitzer-Maudoit International, Inc.	46,400	1,150,256
	Sensient Technologies Corp.	143,700	3,424,371
	Silgan Holdings, Inc.	115,926	5,001,048
	Spartech Corp.	99,500	2,977,040
#	Steel Dynamics, Inc.	63,550	2,066,646
	Steel Technologies, Inc.	34,450	594,263
	Stepan Co.	28,400	861,088
*	Stillwater Mining Co.	264,400	3,664,584
*	Symyx Technologies, Inc.	97,800	2,137,908
*	Synalloy Corp.	11,450	203,696
*	Terra Industries, Inc.	277,920	2,876,472
#	Texas Industries, Inc.	71,900	4,907,175
	Tronox, Inc. Class A	44,300	677,790
*	U.S. Aggregates, Inc.	1,600	5
*	U.S. Concrete, Inc.	111,200	691,664
*	U.S. Energy Corp. Wyoming	11,100	66,045
*	UFP Technologies, Inc.	3,700	17,538
*	United States Lime & Minerals, Inc.	10,296	357,065
*	Universal Stainless & Alloy Products, Inc.	8,905	296,626
	Vulcan International Corp.	700	41,738
	Wausau Paper Corp.	158,036	2,364,219
*	Webco Industries, Inc.	600	49,200
	Wellman, Inc.	69,200	243,584
*	Williams Industries, Inc.	1,200	2,706
#	Worthington Industries, Inc.	109,029	2,017,037
* #	Zoltek Companies, Inc.	77,000	1,728,650
Total Materials			182,004,858

Other — (0.0%)
*	Big 4 Ranch, Inc.	3,200	0
*	Breed Technologies, Inc.	36,800	74
*	Celebrity, Inc. Escrow Shares	1,300	0
*	DLB Oil & Gas, Inc.	1,300	0
*	ePresence, Inc. Escrow Shares	25,100	753
* #	EquiMed, Inc. Nevis	2,250	0
*	Hoenig Group Escrow Shares	7,900	0
*	iGo Escrow Share	4,100	0
*	ioWorldMedia, Inc.	1,655	745
*	Noel Group, Inc.	8,000	112
*	PDS Gaming Corp. Escrow Shares	1,100	1,650
*	Petrocorp, Inc. Escrow Shares	6,900	414
*	StorageNetworks, Inc. Escrow Shares	60,800	1,648
Total Other			5,396

Real Estate Investment Trusts — (0.2%)
	Longview Fibre Co.	183,728	3,825,217

53

		Shares	Value†
#	Potlatch Corp.	70,137	$2,924,012
Total Real Estate Investment Trusts			6,749,229

Telecommunication Services — (1.1%)
*	@Road, Inc.	197,500	1,287,700
	Alaska Communications Systems Group, Inc.	134,611	2,031,280
*	Arbinet-thexchange. Inc.	20,100	119,193
*	Boston Communications Group, Inc.	53,500	109,140
*	Broadwing Corp.	272,024	4,115,723
	Centennial Communications Corp.	302,882	1,971,762
*	Cincinnati Bell, Inc.	790,200	3,571,704
*	Cogent Communications Group, Inc.	155,135	2,458,890
	Commonwealth Telephone Enterprises, Inc.	65,300	2,721,051
	Consolidated Communications Holdings, Inc.	83,175	1,540,401
*	Covista Communications, Inc.	2,900	2,915
	CT Communications, Inc.	61,060	1,244,403
	D&E Communications, Inc.	45,774	580,872
*	Dobson Communications Corp.	483,276	4,180,337
*	Eschelon Telecom, Inc.	9,100	165,074
	FairPoint Communications, Inc.	6,500	120,055
* #	FiberTower Corp.	291,394	1,585,183
*	General Communications, Inc. Class A	155,681	2,375,692
*	GoAmerica, Inc.	56	338
	Hickory Tech Corp.	37,370	263,832
*	IDT Corp.	42,978	578,484
*	IDT Corp. Class B	222,200	2,881,934
*	LCC International, Inc. Class A	65,641	231,713
*	Lynch Interactive Corp.	28	81,200
*	Metro One Telecommunications, Inc.	5,337	13,076
*	Moscow CableCom Corp.	900	9,585
* #	Network Plus Corp.	14,500	15
	North Pittsburgh Systems, Inc.	46,506	1,127,771
*	Pac-West Telecomm, Inc.	20,900	1,108
*	Premiere Global Services, Inc.	218,937	1,784,337
	Price Communications Corp.	162,870	3,118,961
* #	Primus Telecommunications Group, Inc.	144,357	70,735
*	Rural Cellular Corp. Class A	38,993	464,407
*	Shared Technologies Cellular, Inc.	10,100	13
	Shenandoah Telecommunications Co.	200	9,576
*	SunCom Wireless Holdings, Inc.	182,300	165,893
	SureWest Communications	45,312	1,121,925
*	TALK America Holdings, Inc.	84,809	676,776
* #	US LEC Corp.	99,520	838,954
	USA Mobility, Inc.	41,100	1,000,374
	Warwick Valley Telephone Co.	300	5,625
*	Wireless Facilities, Inc.	188,204	440,397
*	Xeta Corp.	12,900	44,247
Total Telecommunication Services			45,112,651

54

		Shares	Value†
Utilities — (2.3%)
#	ALLETE, Inc.	97,200	$4,532,436
*	AMEN Properties, Inc.	1,975	11,258
	American States Water Co.	54,350	2,032,690
*	Aquila, Inc.	1,082,900	4,959,682
	Artesian Resources Corp. Class A	5,122	97,113
#	Avista Corp.	157,100	4,230,703
	BIW, Ltd.	800	12,640
	Black Hills Corp.	106,459	3,801,651
	California Water Service Group	63,100	2,554,288
	Cascade Natural Gas Corp.	36,800	950,176
	Central Vermont Public Service Corp.	35,600	763,620
	CH Energy Group, Inc.	50,400	2,701,944
	Chesapeake Utilities Corp.	15,200	458,280
	Cleco Corp.	180,900	4,636,467
	Connecticut Water Services, Inc.	25,287	552,521
	Delta Natural Gas Co., Inc.	7,120	180,634
#	Duquesne Light Holdings, Inc.	226,100	4,567,220
*	El Paso Electric Co.	155,100	3,852,684
#	Empire District Electric Co.	95,700	2,300,628
	Energy West, Inc.	3,800	43,814
	EnergySouth, Inc.	22,603	862,530
*	Environmental Power Corp.	29,900	224,250
	Florida Public Utilities Co.	5,849	78,669
	Green Mountain Power Corp.	14,100	477,003
#	IDACORP, Inc.	124,100	4,962,759
	Laclede Group, Inc.	66,200	2,421,596
*	Maine & Maritimes Corp.	1,600	23,680
	MGE Energy, Inc.	63,727	2,189,660
	Middlesex Water Co.	22,695	421,900
	New Jersey Resources Corp.	87,000	4,502,250
	Northwest Natural Gas Co.	85,400	3,521,896
	NorthWestern Corp.	58,599	2,095,500
	Otter Tail Corp.	93,060	2,860,664
#	Peoples Energy Corp.	111,200	4,824,968
#	PNM Resources, Inc.	91,239	2,801,037
	RGC Resources, Inc.	3,464	88,367
	SEMCO Energy, Inc.	109,700	681,237
	SJW Corp.	56,600	1,984,962
	South Jersey Industries, Inc.	90,628	3,022,444
	Southern Union Co.	1	21
	Southwest Gas Corp.	126,600	4,752,564
	Southwest Water Co.	71,017	925,352
	UIL Holdings Corp.	76,366	3,281,447
	Unisource Energy Corp.	108,980	4,002,835
	Unitil Corp.	6,100	158,600
	WGL Holdings, Inc.	146,300	4,835,215
Total Utilities			99,241,855

TOTAL COMMON STOCKS			3,597,174,320

55

		Shares	Value†
RIGHTS/WARRANTS — (0.0%)
* #	Angeion Corp. Warrants 10/31/07	215	$0
*	Caliper Life Sciences, Inc. Warrants 08/10/11	44	71
*	CSF Holding, Inc. Litigation Rights	3,250	0
*	Del Global Technologies Corp. Warrants 03/28/08	971	534
*	Imperial Credit Industries, Inc. Warrants 01/31/08	22	0
*	Mossimo, Inc. Contingent Rights	16,100	0
*	Optical Cable Corp. Warrants 10/24/07	2,823	0
* #	RCN Corp. Warrants 12/21/06	60	0
*	Tengasco, Inc. Warrants 09/12/08	683	0

TOTAL RIGHTS/WARRANTS			605

		Face Amount
		(000)
BONDS — (0.0%)

*	Del Global Technologies Corp. Subordinated Promissory Note 6.000%, 03/28/07	$2	0

TEMPORARY CASH INVESTMENTS — (15.6%)

@	Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $776,399,192 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 04/01/19 to 11/01/36 & FNMA, rates ranging from 4.765%(r) to 5.071%(r), maturities ranging from 01/01/35 to 07/01/35, valued at $602,037,947) to be repurchased at $584,588,913	584,503	584,502,861

@	Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $69,400,000 FHLB Bonds 4.025%, 03/17/09 & 4.160%, 02/01/10, valued at $68,268,190) to be repurchased at $65,957,273	65,948	65,947,564

	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $17,067,000 FNMA 4.374%, 10/01/35, valued at $16,487,066) to be repurchased at $16,245,342	16,243	16,243,000

TOTAL TEMPORARY CASH INVESTMENTS			666,693,425

TOTAL INVESTMENTS - (100.0%)
(Cost $3,684,076,591)			$4,263,868,350

See accompanying Notes to Financial Statements.

56

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
#	ABC Learning Centres, Ltd.	80,772	$473,919
	Amcor, Ltd.	947,800	5,565,181
	Ansell, Ltd.	200,167	1,844,905
#	APN News & Media, Ltd.	509,371	2,330,355
#	Australand Property Group	1,180,762	1,806,350
#	AWB, Ltd.	400,096	898,713
	AXA Asia Pacific Holdings, Ltd.	2,837,724	14,645,653
#	Bendigo Bank, Ltd.	48,222	535,355
	BlueScope Steel, Ltd.	1,328,325	8,356,613
	Boral, Ltd.	1,011,791	5,910,501
#	Brickworks, Ltd.	78,415	730,704
	Caltex Australia, Ltd.	209,534	3,663,823
	Commonwealth Bank of Australia	1,376,896	51,439,371
	CSR, Ltd.	1,514,337	3,818,265
#	DCA Group, Ltd.	193,113	522,395
	Downer EDI, Ltd.	284,743	1,574,708
	Foster’s Group, Ltd.	3,219,386	16,975,539
	Futuris Corp., Ltd.	537,719	801,398
#	Iluka Resources, Ltd.	188,660	1,041,901
	Insurance Australia Group, Ltd.	803,662	3,658,365
#	John Fairfax Holdings, Ltd.	755,068	3,092,910
	Lend Lease Corp., Ltd.	605,974	8,367,389
	Lion Nathan, Ltd.	871,345	5,559,294
	Mayne Pharma, Ltd.	1,332,732	4,327,139
	Mirvac, Ltd.	1,322,241	5,520,427
	Multiplex Group	103,559	318,229
	National Australia Bank, Ltd.	2,552,152	78,671,130
	National Australia Bank, Ltd. Sponsored ADR	3,700	569,541
	Onesteel, Ltd.	537,813	1,864,659
	Orica, Ltd.	1	19
#	Origin Energy, Ltd.	920,283	5,466,475
	Paperlinx, Ltd.	737,060	2,293,582
	Promina Group, Ltd.	1,283,147	6,608,646
	Publishing and Broadcasting, Ltd.	190,851	3,135,487
#	Qantas Airways, Ltd.	3,824,365	14,898,929
	Santos, Ltd.	1,005,880	8,124,712
#	Seven Network, Ltd.	136,508	1,138,550
#	Suncorp-Metway, Ltd.	139,892	2,254,434
	Symbion Health, Ltd.	1,365,961	3,793,479
	TABCORP Holdings, Ltd.	691,345	8,890,043
*	Tower Australia Group, Ltd.	23,771	44,072
*	Virgin Blue Holdings, Ltd.	228,228	381,173
	Zinifex, Ltd.	110,268	1,474,464
TOTAL COMMON STOCKS			293,388,797

1

		Shares	Value††
RIGHTS/WARRANTS — (0.0%)
*	Tower Australia Group, Ltd. Rights 12/14/06	10,147	$6,124

TOTAL — AUSTRALIA			293,394,921

AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
	Boehler-Uddeholm AG	196,004	12,483,113
	Voestalpine AG	297,292	14,798,840
	Wienerberger AG	221,811	11,834,077

TOTAL — AUSTRIA			39,116,030

BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
	Ackermans & Van Haaren SA	7,187	530,989
	AGFA-Gevaert NV, Mortsel	53,361	1,271,272
	Banque Nationale de Belgique	1,047	4,793,023
	Bekaert SA	2,787	323,516
	Cofinimmo SA	1,108	221,246
*	Cumerio - Strip	2,009	160
	Delhaize Group	231,485	18,459,359
	Dexia SA	638,233	17,448,478
	D’Ieteren NV SA	431	144,688
	Groupe Bruxelles Lambert SA	55,500	6,343,892
	InBev NV	169,938	11,174,404
	KBC Groep NV	32,088	3,618,750
	Nationale Portefeuille	24,174	1,483,124
	Suez SA	40,310	1,937,139
	Umicore	70,740	10,654,835
TOTAL COMMON STOCKS			78,404,875

RIGHTS/WARRANTS — (0.0%)
*	Umicore Strip VVPR	2,009	161

TOTAL — BELGIUM			78,405,036

CANADA — (3.6%)
COMMON STOCKS — (3.6%)
#	Abitibi-Consolidated, Inc.	491,000	1,143,610
	AGF Management, Ltd. Class B Non-Voting	68,266	1,509,318
#	Alcan, Inc.	787,380	37,781,554
	Astral Media, Inc. Class A	44,538	1,526,393
#	Atco, Ltd. Class 1 Non-Voting	65,300	2,652,482
#	Barrick Gold Corp.	1,433,520	44,974,407
#	BCE, Inc.	547,825	13,464,776
	Biovail Corp.	212,600	3,771,530
*	Bombardier, Inc. Class B	893,900	2,982,145
#	Canadian Pacific Railway, Ltd.	240,700	13,408,637
*	Canfor Corp.	105,200	957,997
	Canfor Pulp Income Fund	15,674	164,702
*	CanWest Global Communications Corp.	93,800	850,077
*	Celestica, Inc. Subordinate Voting	292,800	2,676,618

2

		Shares	Value††
*	CGI Group, Inc.	376,800	$2,599,872
	Corus Entertainment, Inc. Class B Non-Voting	57,300	2,037,021
*	Domtar, Inc.	312,700	2,245,208
	E-L Financial Corp., Ltd.	600	313,121
#	Emera, Inc.	41,500	819,062
	Empire Co., Ltd. Class A Non-Voting	39,100	1,396,857
	EnCana Corp.	536,400	28,044,695
#	Fairfax Financial Holdings, Inc. Subordinate Voting	28,400	5,227,410
#	Fortis, Inc.	29,600	729,600
	George Weston, Ltd.	89,400	5,571,208
	Gerdau Ameristeel Corp.	189,600	1,884,296
	Industrial Alliance Insurance & Financial Services, Inc.	95,800	3,011,444
#	Ipsco, Inc.	51,000	5,219,903
#	Jean Coutu Group PJC, Inc. Class A Subordinate Voting	156,700	1,614,955
	Kingsway Financial Services, Inc.	29,400	635,342
#	Magna International, Inc. Class A	184,699	14,194,677
#	Manitoba Telecom Services, Inc.	16,600	647,401
#	MDS, Inc.	202,427	3,716,908
#	Mi Developments, Inc.	69,600	2,527,308
	New Maple Leaf Foods, Inc.	85,400	922,758
#	Northbridge Financial Corp.	22,000	596,209
#	Nova Chemicals Corp.	108,900	3,173,409
	Onex Corp.	145,700	3,598,964
#	Power Corp. of Canada, Ltd.	260,396	8,094,267
	Quebecor World, Inc.	128,400	1,489,690
#	Quebecor, Inc. Class B Subordinate Voting	61,000	1,710,276
	Russel Metals, Inc.	72,100	1,849,139
	Sherritt International Corp.	226,200	2,446,101
	Sobeys, Inc.	35,900	1,233,812
#	Sun Life Financial, Inc.	1,218,300	52,036,841
	Torstar Corp. Class B Non-Voting	78,600	1,245,019
#	Transalta Corp.	340,855	7,676,363
	Transcontinental, Inc. Class A	108,900	2,121,645
	West Fraser Timber Co., Ltd.	51,000	1,913,086

TOTAL — CANADA			300,408,113

DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
#	A P Moller - Maersk A.S.	1,134	10,635,313
	Carlsberg A.S. Series B	76,475	7,304,829
	Codan A.S.	57,000	4,963,140
#	Danisco A.S.	100,730	8,649,004
#	Danske Bank A.S.	652,453	28,488,923
# *	Jyske Bank A.S.	89,350	5,861,220
	Nordea Bank AB	475,918	6,770,822
	Sydbank A.S.	71,200	3,030,726
*	Vestas Wind Systems A.S.	434,000	16,783,237

TOTAL — DENMARK			92,487,214

FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
	Fortum Oyj	458,600	13,441,075
	Huhtamaki Oyj	2,300	43,251

3

		Shares	Value††
	Kemira Oyj	101,377	$2,138,774
	Kesko Oyj	157,000	8,040,724
	M-Real Oyj Series B	253,400	1,508,784
	OKO Bank P.L.C. Class A	130,000	2,098,009
	Outokumpu Oyj Series A	351,300	11,823,387
	Rautaruukki Oyj Series K	84,300	3,085,680
	Sampo Oyj	293,200	7,438,074
	Stora Enso Oyj Series R	922,500	14,423,876
	UPM-Kymmene Oyj	865,900	21,671,328
#	Wartsila Corp. Oyj Series B	59,400	2,874,114

TOTAL — FINLAND			88,587,076

FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
	Air France-KLM	192,225	7,688,803
	Air Liquide SA Primes De Fid 02	10,900	2,467,004
	Assurances Generales de France (AGF)	177,559	26,398,302
	AXA SA	2,905,543	110,389,313
	BNP Paribas SA	1,631,174	176,219,447
	Bongrain SA	7,145	661,228
*	Business Objects SA	94,856	3,674,810
	Capgemini SA	181,712	11,102,019
#	Casino Guichard Perrachon SA	50,086	4,582,175
	Ciments Francais SA	30,740	5,760,378
#	CNP Assurances	58,635	6,153,866
	Compagnie de Saint-Gobain	598,264	47,895,198
	Credit Agricole SA	956,277	40,606,343
	Esso SA	2,114	462,135
	Euler Hermes SA	10,758	1,475,307
	European Aeronautic Defence & Space Co.	497,789	14,704,539
# *	Faurecia SA	30,445	2,077,453
	Fimalac SA	16,123	1,467,642
	France Telecom SA	967,032	25,210,631
	France Telecom SA Sponsored ADR	86,800	2,262,876
	Generale des Establissements Michelin SA Series B	242,490	21,107,994
#	Havas SA	300,744	1,660,500
#	Imerys SA	44,000	3,861,954
	LaFarge SA	270,758	39,455,578
	Lafarge SA Prime Fidelity	85,542	12,427,601
	Lagardere S.C.A. SA	10,900	801,141
	Peugeot SA	287,794	17,953,431
	PPR SA	101,748	15,563,600
	Remy Cointreau SA	56,022	3,372,613
	Renault SA	379,599	45,641,625
	Schneider Electric SA	329,932	35,840,505
#	SCOR SA	1,084,717	3,102,075
	SEB SA Prime Fidelity	9,900	1,402,879
	Societe BIC SA	52,288	3,566,962
	Societe Generale Paris	293,528	49,331,436
	Sodexho Alliance SA	102,494	6,016,624
	Technip SA	105,512	7,419,088
	Thomson	345,508	6,409,849
	Unibail SA	42,297	9,990,771
#	Valeo SA	109,691	4,390,221

4

		Shares	Value††
	Vivendi SA	2,554,386	$98,517,255

TOTAL — FRANCE			879,093,171

GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
	Allianz SE	447,580	87,259,374
*	Allianz SE ADR	2,002,140	39,141,837
#	AMB Generali Holding AG	38,497	5,523,692
	BASF AG	184,626	17,067,458
	Bayerische Motoren Werke (BMW) AG	645,709	35,567,110
	Bilfinger Berger AG	23,702	1,477,276
	Commerzbank AG	1,007,513	36,409,347
	DaimlerChrysler AG	1,734,297	101,115,749
*	DaimlerChrysler AG ADR	1,700	99,076
	Deutsche Bank AG	801,377	103,647,729
	Deutsche Bank AG ADR	7,200	931,392
	Deutsche Lufthansa AG	368,078	9,249,004
	Deutsche Telekom AG	2,028,392	36,052,432
	Deutsche Telekom AG ADR	2,445,250	43,525,450
	E.ON AG	667,235	85,855,547
	E.ON AG ADR	901,000	38,652,900
	Fraport AG	36,806	2,594,982
	GEA Group AG	254,625	5,066,498
*	Hannover Rueckversicherung AG	74,862	3,152,640
	Heidelberger Druckmaschinen AG	34,552	1,500,789
	Hochtief AG	120,552	8,097,726
	Hypo Real Estate Holding AG	84,277	4,926,752
*	Infineon Technologies AG	1,114,481	14,448,969
*	Lanxess AG	49,885	2,633,916
	Linde AG	99,055	9,770,828
#	Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174
	Salzgitter AG	13,041	1,574,223
	SCA Hygiene Products AG	3,550	1,537,320
	Suedzucker AG	86,557	2,109,485
	ThyssenKrupp AG	563,346	21,845,427
#	TUI AG	289,796	6,126,150
	Vattenfall Europe AG	45,861	3,036,596
#	Volkswagen AG	499,652	54,582,008

TOTAL — GERMANY			844,811,856

GREECE — (0.5%)
COMMON STOCKS — (0.5%)
	Alpha Bank A.E.	58,867	1,839,113
	Bank of Greece	11,360	1,404,950
	Coca-Cola Hellenic Bottling Co. S.A.	156,952	5,742,124
	Coca-Cola Hellenic Bottling Co. S.A. ADR	42,000	1,541,400
*	Emporiki Bank of Greece S.A.	78,672	2,417,895
	Hellenic Petroleum S.A.	289,844	3,838,025
*	Hellenic Telecommunication Organization Co. S.A.	702,959	20,426,079
*	Hellenic Telecommunication Organization Co. S.A. ADR	86,500	1,262,900

TOTAL — GREECE			38,472,486

5

		Shares	Value††
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
	Cathay Pacific Airways, Ltd.	952,000	$2,264,620
	Cheung Kong Holdings, Ltd.	2,948,000	34,773,674
	China Travel International Investment Hong Kong, Ltd.	5,284,000	1,389,853
	China Unicom, Ltd.	5,346,000	6,169,002
#	CITIC International Financial Holdings, Ltd.	1,425,000	1,103,095
	Citic Pacific, Ltd.	1,249,000	4,137,562
	Great Eagle Holdings, Ltd.	308,987	934,524
	Hang Lung Group, Ltd.	2,518,000	6,394,173
	Henderson Land Development Co., Ltd.	1,122,000	6,232,588
	Hong Kong and Shanghai Hotels, Ltd.	896,822	1,382,130
	Hopewell Holdings, Ltd.	1,455,000	4,840,760
	Hutchison Whampoa, Ltd.	4,078,000	38,287,917
	Hysan Development Co., Ltd.	2,178,723	5,747,238
	Industrial & Commercial Bank of China (Asia), Ltd.	408,000	728,004
#	Kerry Properties, Ltd.	2,243,624	9,035,575
#	New World China Land, Ltd.	891,200	540,016
	New World Development Co., Ltd.	3,369,237	6,142,453
	Shanghai Industrial Holdings, Ltd.	1,094,000	2,325,110
	Shangri-La Asia, Ltd.	3,000,733	7,693,690
#	Sino Land Co., Ltd.	4,751,166	8,903,537
	Sun Hung Kai Properties, Ltd.	1,830,000	20,692,977
	Tsim Sha Tsui Properties, Ltd.	475,280	1,399,421
	Wharf Holdings, Ltd.	3,212,214	11,230,131
	Wheelock and Co., Ltd.	3,940,000	7,189,244
	Wheelock Properties, Ltd.	1,485,000	1,323,344

TOTAL — HONG KONG			190,860,638

IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
	Allied Irish Banks P.L.C.	688,656	19,249,153
	Allied Irish Banks P.L.C. ADR	35,500	1,997,230
	Bank of Ireland P.L.C.	1,181,012	25,473,630
	CRH P.L.C.	1,243,314	47,017,109
	Irish Life & Permanent P.L.C.	650,175	16,400,860

TOTAL — IRELAND			110,137,982

ITALY — (3.1%)
COMMON STOCKS — (3.1%)
#	Banca Monte Dei Paschi di Siena SpA	2,567,238	16,438,067
#	Banca Popolare di Milano Scarl	1,011,678	16,440,863
*	Banca Popolare Italiana	529,954	7,430,728
	Banche Popolari Unite Scpa	920,797	25,492,649
	Benetton Group SpA	181,249	3,315,673
	Buzzi Unicem SpA	181,398	4,884,224
#	Caltagirone Editore SpA	184,888	1,565,656
	Capitalia SpA	2,992,113	27,596,436
	CIR SpA (Cie Industriale Riunite), Torino	500,000	1,664,384
	Compagnia Assicuratrice Unipol SpA	1,822,774	6,441,109
#	Fastweb	19,822	1,030,872
# *	Fiat SpA	1,054,970	19,657,823
#	Fondiaria - Sai SpA	167,605	7,719,935

6

		Shares	Value††
#	Italcementi SpA	341,502	$9,283,565
	Italmobiliare SpA	32,455	3,253,040
	Milano Assicurazioni SpA	182,000	1,463,489
	Pirelli & Co. SpA	1,486,658	1,438,473
	SanPaolo IMI SpA	917,918	20,351,444
#	Societe Cattolica di Assicurazoni Scarl SpA	8,800	489,601
	Telecom Italia SpA	1,981,292	6,027,637
*	Telecom Italia SpA Sponsored ADR	768,800	23,525,280
	Unicredito Italiano SpA	5,702,257	49,281,402

TOTAL — ITALY			254,792,350

JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
	Adeka Corp.	87,000	847,954
#	Aichi Steel Corp.	136,000	814,004
	Aioi Insurance Co., Ltd.	928,735	6,427,997
	Aisin Seiki Co., Ltd.	182,500	5,725,697
	Ajinomoto Co., Inc.	1,292,000	15,582,775
	Alpine Electronics, Inc.	36,800	548,402
	Alps Electric Co., Ltd.	166,000	1,608,618
	Amada Co., Ltd.	480,000	4,844,382
#	Anritsu Corp.	67,000	370,004
	Aoyama Trading Co., Ltd.	73,200	2,052,894
	Asahi Breweries, Ltd.	541,200	7,797,688
	Asatsu-Dk, Inc.	32,500	1,016,612
	Autobacs Seven Co., Ltd.	37,500	1,356,181
#	Calsonic Kansei Corp.	190,000	1,183,991
	Canon Marketing Japan, Inc.	124,900	2,864,879
	Central Glass Co., Ltd.	235,000	1,361,455
	Chudenko Corp.	41,100	633,104
#	Citizen Watch Co., Ltd.	462,000	3,458,787
	Coca-Cola West Japan Co., Ltd.	58,400	1,233,197
	Comsys Holdings Corp.	105,000	1,042,610
	Cosmo Oil Co., Ltd.	764,000	3,219,822
	Dai Nippon Printing Co., Ltd.	1,125,000	16,836,218
	Daibiru Corp.	42,000	469,239
	Daicel Chemical Industries, Ltd.	485,000	3,356,980
#	Daio Paper Corp.	87,000	705,329
	Denso Corp.	22,500	848,793
#	Ebara Corp.	253,000	945,159
#	Edion Corp.	38,100	552,516
	Ezaki Glico Co., Ltd.	174,600	1,828,602
	Fuji Electric Holdings Co., Ltd.	525,780	2,865,511
#	Fuji Heavy Industries, Ltd.	850,000	4,389,314
	Fuji Oil Co., Ltd.	55,200	461,195
	FUJIFILM Holdings Corp.	910,000	36,162,603
#	Fukuyama Transporting Co., Ltd.	266,000	942,268
	Futaba Corp.	16,000	372,669
#	Futaba Industrial Co., Ltd.	62,500	1,453,561
	Glory, Ltd.	83,700	1,535,664
	Gunze, Ltd.	248,000	1,277,371
#	Hankyu Department Stores, Inc.	128,000	1,086,507
	Hankyu Hanshin Holdings, Inc.	174,000	1,084,192
#	Heiwa Corp.	81,500	1,021,373

7

		Shares	Value††
	Heiwado Co., Ltd.	43,000	$741,145
	Hitachi Cable, Ltd.	236,000	1,207,407
	Hitachi Kokusai Electric, Inc.	87,000	1,017,393
	Hitachi Maxell, Ltd.	96,000	1,351,945
#	Hitachi Software Engineering Co., Ltd.	46,200	858,647
	Hitachi Transport System, Ltd.	111,000	1,182,218
	Hitachi, Ltd.	5,924,000	35,080,030
	Hokkoku Bank, Ltd.	351,000	1,444,202
#	Hokuetsu Paper Mills, Ltd.	162,000	870,671
	House Foods Corp.	117,000	1,899,447
*	INPEX Holdings, Inc.	498	4,273,605
	Itoham Foods, Inc.	132,000	549,636
	Japan Airport Terminal Co., Ltd.	68,300	771,234
	JS Group Corp.	415,500	8,270,601
	Juroku Bank, Ltd.	349,000	1,979,832
	Kadokawa Holdings, Inc.	15,200	545,176
	Kamigumi Co., Ltd.	357,000	2,949,668
	Kandenko Co., Ltd.	129,000	733,993
	Kanto Auto Works, Ltd.	12,600	158,222
	Katokichi Co., Ltd.	117,100	862,541
	Kikkoman Corp.	259,000	2,928,295
	Kinden Corp.	185,000	1,403,721
	Kirin Brewery Co., Ltd.	1,399,000	19,674,024
#	Kissei Pharmaceutical Co., Ltd.	41,000	681,141
	Koito Manufacturing Co., Ltd.	35,000	507,688
	Kokuyo Co., Ltd.	107,300	1,684,381
	Komori Corp.	77,000	1,458,716
	Kuraray Co., Ltd.	592,000	6,708,927
	Kyocera Corp.	286,400	25,681,840
#	KYORIN Co., Ltd.	74,000	901,948
	Kyowa Hakko Kogyo Co., Ltd.	425,000	3,339,304
	Mabuchi Motor Co., Ltd.	36,300	2,133,621
	Maeda Corp.	196,000	689,624
	Makita Corp.	78,000	2,240,527
	Marubeni Corp.	603,000	3,050,941
	Marui Co., Ltd.	408,600	5,232,935
#	Maruichi Steel Tube, Ltd.	117,000	2,924,825
	Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870
	Matsushita Electric Works, Ltd.	496,000	5,549,847
	Meiji Seika Kaisha, Ltd. Tokyo	326,000	1,512,134
	Millea Holdings, Inc.	1,295,899	46,400,715
	Mitsubishi Heavy Industries, Ltd.	5,553,000	24,033,063
	Mitsubishi Logistics Corp.	106,000	1,684,570
	Mitsui Chemicals, Inc.	1,056,800	7,826,113
	Mitsui Sumitoma Insurance Co., Ltd.	2,160,000	26,474,810
#	Mitsumi Electric Co., Ltd.	45,800	791,886
#	Morinaga Milk Industry Co., Ltd.	160,000	621,283
	Musashino Bank, Ltd.	21,300	1,069,937
	Nagase & Co., Ltd.	162,000	1,898,519
	NEC Corp.	838,000	3,982,364
	NEC Corp. Sponsored ADR	90,572	430,217
	Nichicon Corp.	72,900	874,468
	Nikko Cordial Corp.	36,000	441,346
	Nippon Express Co., Ltd.	1,329,000	7,144,835
	Nippon Kayaku Co., Ltd.	128,000	990,298

8

		Shares	Value††
	Nippon Light Metal Co., Ltd.	632,000	$1,526,672
	Nippon Meat Packers, Inc.	248,000	2,592,797
	Nippon Mitsubishi Oil Corp.	2,211,050	15,685,897
	Nippon Paint Co., Ltd.	295,000	1,570,486
	Nippon Paper Group, Inc.	1,411	5,233,815
	Nippon Sheet Glass Co., Ltd.	663,000	2,932,207
	Nippon Shokubai Co., Ltd.	163,000	1,741,054
	Nippon Suisan Kaisha, Ltd.	254,000	1,395,858
	Nippon Television Network Corp.	9,400	1,255,646
#	Nipro Corp.	42,000	764,412
#	Nishimatsu Construction Co., Ltd.	364,000	1,198,674
	Nishi-Nippon Railroad Co., Ltd.	78,000	290,723
	Nissay Dowa General Insurance Co., Ltd.	383,000	2,379,432
	Nisshin Seifun Group, Inc.	260,500	2,566,211
	Nisshin Steel Co., Ltd.	1,174,000	3,903,005
	Nisshinbo Industries, Inc.	305,000	3,013,808
	Nissin Food Products Co., Ltd.	94,200	3,189,758
	Obayashi Corp.	973,000	6,113,114
	Oji Paper Co., Ltd.	1,199,000	6,292,406
#	Oki Electric Industry Co., Ltd.	400,000	918,133
#	Okumura Corp.	311,000	1,515,144
	Ono Pharmaceutical Co., Ltd.	215,000	10,925,849
	Onward Kashiyama Co., Ltd.	125,000	1,669,075
#	Oriental Land Co., Ltd.	73,200	3,849,995
#	PanaHome Corp.	106,000	756,150
#	Pioneer Electronic Corp.	218,000	3,150,928
#	Promise Co., Ltd.	60,500	2,072,844
#	Q.P. Corp.	136,600	1,219,417
	Rengo Co., Ltd.	286,000	1,721,093
	Ricoh Co., Ltd., Tokyo	802,000	15,193,334
	Rinnai Corp.	50,200	1,430,260
	Rohm Co., Ltd.	6,900	633,447
	Ryosan Co., Ltd.	33,600	844,436
#	Sanwa Shutter Corp.	238,000	1,373,449
#	Sanyo Chemical Industries, Ltd.	54,000	353,490
# *	Sanyo Electric Co., Ltd.	1,051,000	1,500,681
	Sapporo Hokuyo Holdings, Inc.	408	4,050,247
	Seiko Epson Corp.	200,900	4,884,543
#	Seino Holdings Co., Ltd.	216,000	2,145,377
	Sekisui Chemical Co., Ltd.	689,000	5,802,923
	Sekisui House, Ltd.	942,000	14,212,047
	Seven & I Holdings Co., Ltd.	25,784	818,593
	SFCG Co., Ltd.	8,010	1,255,583
	Shiga Bank, Ltd.	272,000	1,779,614
	Shikoku Bank, Ltd.	186,000	714,688
#	Shima Seiki Manufacturing Co., Ltd.	23,700	560,126
	Shimachu Co., Ltd.	59,100	1,587,861
	Shinko Securities Co., Ltd.	615,000	2,342,434
#	Shizuoka Bank, Ltd.	971,000	9,891,702
	Sohgo Security Services Co., Ltd.	101,300	1,980,340
	Sompo Japan Insurance, Inc.	1,937,000	24,556,569
#	Sony Corp.	971,100	38,113,136
	Sony Corp. ADR	213,000	8,394,330
	Sumitomo Bakelite Co., Ltd.	105,000	738,266
	Sumitomo Corp.	784,000	10,934,720

9

		Shares	Value††
	Sumitomo Electric Industries, Ltd.	899,000	$14,223,303
	Sumitomo Forestry Co., Ltd.	158,000	1,793,659
	Sumitomo Osaka Cement Co., Ltd.	534,000	1,652,394
	Sumitomo Trust & Banking Co., Ltd.	240,000	2,558,665
#	Sumitomo Warehouse Co., Ltd.	174,000	1,268,620
	Suzuken Co., Ltd.	99,700	3,525,252
	Suzuki Motor Corp.	277,773	7,939,002
	Taiheiyo Cement Corp.	1,209,800	4,807,289
	Taisei Corp.	405,000	1,268,453
#	Taisho Pharmaceutical Co., Ltd.	248,000	4,496,139
#	Taiyo Yuden Co., Ltd.	152,000	2,548,496
#	Takara Standard Co., Ltd.	118,000	695,495
	Takashimaya Co., Ltd.	105,000	1,502,445
	Tanabe Seiyaku Co., Ltd.	546,000	6,927,956
	TDK Corp.	123,600	9,449,918
	Teijin, Ltd.	893,000	5,748,040
	The 77 Bank, Ltd.	464,000	3,098,734
	The Aichi Bank, Ltd.	11,100	1,299,369
	The Akita Bank, Ltd.	115,000	538,027
	The Awa Bank, Ltd.	246,600	1,387,926
	The Bank of Iwate, Ltd.	19,600	1,125,232
#	The Bank of Kyoto, Ltd.	363,400	3,440,839
	The Bank of Nagoya, Ltd.	213,000	1,453,600
	The Chiba Bank, Ltd.	365,000	3,137,191
	The Chugoku Bank, Ltd.	247,800	3,262,067
	The Daishi Bank, Ltd.	381,000	1,518,408
	The Fuji Fire & Marine Insurance Co., Ltd.	297,000	1,184,188
	The Fukui Bank, Ltd.	343,000	1,177,673
	The Fukuoka Bank, Ltd.	702,000	5,402,010
	The Gunma Bank, Ltd.	529,000	3,404,229
	The Hachijuni Bank, Ltd.	695,000	4,734,989
	The Higo Bank, Ltd.	308,000	2,042,400
	The Hiroshima Bank, Ltd.	70,000	408,200
	The Hyakugo Bank, Ltd.	266,000	1,737,130
	The Hyakujishi Bank, Ltd.	329,000	2,068,672
	The Iyo Bank, Ltd.	329,000	3,110,833
	The Joyo Bank, Ltd.	1,167,000	6,610,652
	The Kagoshima Bank, Ltd.	273,000	2,004,736
	The Keiyo Bank, Ltd.	212,000	1,196,831
	The Nanto Bank, Ltd.	317,000	1,590,645
	The Nisshin Oillio Group, Ltd.	147,000	816,977
	The Ogaki Kyoritsu Bank, Ltd.	297,000	1,252,102
	The Oita Bank, Ltd.	147,000	1,023,107
	The San-in Godo Bank, Ltd.	267,000	2,465,942
#	Toda Corp.	269,000	1,168,085
	Toho Bank, Ltd.	285,000	1,226,986
	Tokai Rubber Industries, Ltd.	6,000	106,261
	Tokai Tokyo Securities Co., Ltd.	155,000	742,586
	Tokyo Broadcasting System, Inc.	73,400	1,820,542
	Tokyo Dome Corp.	124,000	497,801
#	Tokyo Steel Manufacturing Co., Ltd.	148,400	2,185,154
	Tokyo Style Co., Ltd.	133,000	1,443,034
	Toppan Forms Co., Ltd.	48,500	673,993
	Toppan Printing Co., Ltd.	933,000	10,002,819
	Toshiba TEC Corp.	181,000	915,836

10

		Shares	Value††
	Toyo Ink Manufacturing Co., Ltd.	213,000	$825,465
	Toyo Seikan Kaisha, Ltd.	287,600	4,718,883
	Toyo Suisan Kaisha, Ltd.	88,000	1,312,493
	Toyoda Gosei Co., Ltd.	57,300	1,296,188
	Toyota Auto Body Co., Ltd.	105,100	1,871,441
	TV Asahi Corp.	931	1,789,984
	UNY Co., Ltd.	218,000	2,621,139
#	Victor Co. of Japan, Ltd.	160,000	785,062
	Wacoal Corp.	149,000	1,957,455
*	Yamaguchi Financial Group, Inc.	205,000	2,217,269
	Yamaha Corp.	250,100	5,211,058
	Yamanashi Chuo Bank, Ltd.	241,000	1,563,375
	Yamatake Corp.	47,700	1,013,855
	Yamato Kogyo Co., Ltd.	55,000	1,358,883
#	Yamazaki Baking Co., Ltd.	155,000	1,507,815
	Yodogawa Steel Works, Ltd.	176,000	841,853
#	Yokohama Rubber Co., Ltd.	410,000	2,391,417

TOTAL — JAPAN			927,738,829

MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
*	Rekapacific Berhad	691,000	0

NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
#	ABN AMRO Holding NV	1,785,798	53,825,317
	ABN AMRO Holding NV ADR	957,187	28,811,329
	Aegon NV	3,298,073	59,933,658
	Buhrmann NV	137,429	1,934,755
	Hunter Douglas NV	47,815	3,611,079
	ING Groep NV	3,203,383	136,920,666
	ING Groep NV ADR	178,700	7,646,573
*	Koninklijke Ahold NV	1,815,643	18,224,053
	Koninklijke DSM NV	270,057	12,904,353
	Koninklijke KPN NV	1,786,668	24,544,566
#	Koninklijke Philips Electronics NV	2,253,619	84,050,415
	Koninklijke Philips Electronics NV ADR	133,700	4,989,684
	Mittal Steel Co. NV (B19J059)	165,092	6,799,668
	Mittal Steel Co. NV (B19MY56)	29,516	1,216,071
	Telegraaf Media Groep NV	6,800	171,932

TOTAL — NETHERLANDS			445,584,119

NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
	Air New Zealand, Ltd.	552,462	612,661
	Contact Energy, Ltd.	359,159	1,910,544
#	Fisher & Paykel Appliances Holdings, Ltd.	296,231	828,512
	Fletcher Building, Ltd.	812,285	5,628,972
*	Tower, Ltd.	19,130	27,451

TOTAL — NEW ZEALAND			9,008,140

11

		Shares	Value††
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
	DNB Nor ASA Series A	1,363,794	$18,564,315
	Norsk Hydro ASA	1,451,100	36,083,533
#	Norske Skogindustrier ASA Series A	353,571	5,894,852
	Orkla ASA Series A	289,450	16,272,447
	Storebrand ASA	713,900	9,182,464
	Wilhelmsen (Wilhelm), Ltd. ASA Series A	11,850	432,807

TOTAL — NORWAY			86,430,418

PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
#	Banco BPI SA	635,057	4,991,620
	Banco Comercial Portugues SA	3,187,633	10,816,560
	Banco Espirito Santo SA	320,446	5,476,677
	Cimpor Cimentos de Portugal SA	310,009	2,376,419
#	Portucel-Empresa Produtora de Pasta de Papel SA	1,442,478	4,440,397

TOTAL — PORTUGAL			28,101,673

SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
	Allgreen Properties, Ltd.	554,000	644,854
#	Creative Technology Co., Ltd.	39,550	259,467
	DBS Group Holdings, Ltd.	1,106,000	15,072,097
	Fraser & Neave, Ltd.	2,421,450	6,766,122
	K-REIT Asia	51,600	82,348
	Neptune Orient Lines, Ltd.	733,000	1,011,217
	Singapore Airlines, Ltd.	1,258,000	12,820,924
	Singapore Land, Ltd.	723,000	3,805,100
*	STATS ChipPAC, Ltd.	828,000	712,020
*	STATS ChipPAC, Ltd. ADR	161,200	1,355,692
	United Industrial Corp., Ltd.	130,000	155,342
	United Overseas Bank, Ltd.	66,000	796,846
	UOL Group, Ltd.	1,740,600	5,092,261

TOTAL — SINGAPORE			48,574,290

SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
#	Abertis Infraestructuras SA	235,788	6,654,386
	Acciona SA	45,268	8,306,553
#	Acerinox SA	261,360	7,154,108
*	Aguas de Barcelona Issue 06	1,206	41,271
	Banco de Andalucia SA	900	115,086
	Banco de Sabadell SA	412,023	16,421,222
#	Banco Pastor SA	237,600	4,501,613
#	Banco Santander Central Hispano SA	7,223,177	131,648,185
	Banco Santander Central Hispano SA Sponsored ADR	398,400	7,282,752
	Cementos Portland Valderrivas SA	21,016	2,647,973
#	Corporacion Mapfre SA	732,775	3,306,951
#	Ebro Puleva SA	120,322	2,842,639

12

		Shares	Value††
	Endesa SA	1,557,828	$72,705,147
	Gas Natural SDG SA	213,778	8,746,756
#	Iberdrola SA	535,000	23,790,743
	Iberia Lineas Aereas de Espana SA	617,500	2,171,032
	Inmobiliaria Urbis SA	96,328	3,320,599
#	Repsol YPF SA	1,547,213	55,693,549
	Sociedad General de Aguas de Barcelona SA Class A	120,678	4,138,363
#	Sol Melia SA	157,217	3,081,178
#	Union Fenosa SA	230,000	12,022,785

TOTAL — SPAIN			376,592,891

SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
	Cardo AB	2,900	99,550
#	Electrolux AB Series B	324,100	6,102,279
	Fabege AB	173,980	4,440,620
	Holmen AB Series A	6,300	279,558
	Holmen AB Series B	155,700	6,677,073
*	Husqvarna AB Series B	268,900	3,684,972
#	NCC AB Series B	59,700	1,443,198
	Nordea Bank AB	3,278,100	46,342,232
	Skandinaviska Enskilda Banken Series A	546,400	16,070,567
	Skandinaviska Enskilda Banken Series C	9,800	279,721
#	SKF AB Series A	90,600	1,489,134
	SKF AB Series B	118,800	1,955,896
	SSAB Svenskt Stal AB Series A	542,400	11,447,042
	SSAB Svenskt Stal AB Series B	181,500	3,602,103
#	Svenska Cellulosa AB Series A	19,000	943,661
	Svenska Cellulosa AB Series B	221,100	10,855,135
	Svenska Handelsbanken Series A	530,100	14,320,623
	Tele2 AB Series B	251,800	3,243,570
	TeliaSonera AB	3,229,500	24,497,310
	Trelleborg AB Series B	160,600	3,479,649
	Volvo AB Series A	243,200	16,298,699
#	Volvo AB Series B	443,400	28,856,290
	Wihlborgs Fastigheter AB	69,592	1,339,667

TOTAL — SWEDEN			207,748,549

SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
	Baloise-Holding AG	214,760	20,747,656
	Banque Cantonale Vaudoise	12,608	5,397,522
	Ciba Specialty Chemicals AG	81,000	5,285,696
	Clariant AG	150,221	2,120,233
	Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859
	Credit Suisse Group	1,756,088	116,464,214
	Givaudan SA	5,792	5,199,205
	Holcim, Ltd.	258,817	23,259,443
	Julius Baer Holding AG	21,165	2,257,980
# *	Oerlikon Corp.	14,762	6,299,222
	Pargesa Holding SA	96,750	10,122,599
	PSP Swiss Property AG	109,600	6,055,411
	Sig Holding AG	10,888	3,336,003

13

		Shares	Value††
	St. Galler Kantonalbank	10,146	$4,162,591
	Swiss Life Holding	132,137	32,583,184
	Swiss Reinsurance Co.	371,429	31,800,167
	Syngenta AG	165,100	29,086,273
	Zurich Financial SVCS AG	176,035	45,874,768

TOTAL — SWITZERLAND			417,661,026

UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
	Amlin P.L.C.	824,864	4,985,370
	Amvescap P.L.C.	655,026	7,107,319
	Amvescap P.L.C. ADR	179,300	3,878,259
	Anglo American P.L.C.	2,904,256	135,551,307
	Arriva P.L.C.	231,050	3,166,495
	Associated British Foods P.L.C.	1,158,969	19,348,148
	Aviva P.L.C.	5,194,614	80,573,641
	AWG P.L.C.	6,941	216,106
	BAE Systems P.L.C.	4,091,396	31,207,466
	Barclays P.L.C. ADR	1,089,800	58,914,588
	Barratt Developments P.L.C.	338,959	7,379,895
*	BBA Aviation P.L.C.	586,332	3,302,183
	Bellway P.L.C.	116,624	3,351,650
*	Biffa P.L.C.	210,597	1,081,529
	Bovis Homes Group P.L.C.	133,412	2,658,258
	Bradford & Bingley P.L.C.	759,040	6,950,275
*	British Airways P.L.C.	1,839,331	17,860,075
	British Land Co. P.L.C.	885,883	26,601,105
	Brixton P.L.C.	359,333	3,861,164
	Cable and Wireless P.L.C.	3,714,187	11,398,140
	Carnival P.L.C.	399,206	19,513,513
	Close Brothers Group P.L.C.	156,381	3,032,371
*	Colt Telecom Group P.L.C.	232,908	618,517
	Compass Group P.L.C.	3,204,915	18,104,356
	Corus Group P.L.C.	1,262,597	12,491,488
	Derwent Valley Holdings P.L.C.	49,351	1,851,064
	DSG International	2,312,861	8,900,301
*	easyJet P.L.C.	503,162	5,899,661
	Enterprise Inns P.L.C.	243,587	5,897,058
*	Fiberweb P.L.C.	174,503	620,885
	Friends Provident P.L.C.	3,461,098	14,197,457
*	Galiform P.L.C.	66,600	167,408
	GKN P.L.C.	851,321	4,890,687
	Great Portland Estates P.L.C.	239,324	2,887,666
	Greene King P.L.C.	329,188	6,705,599
	Hammerson P.L.C.	468,800	13,355,079
	Hanson P.L.C.	1,215,181	17,497,459
	Hanson P.L.C. ADR	6,300	454,608
	HBOS P.L.C.	8,202,642	167,978,219
*	Henderson Group P.L.C.	315,120	772,048
	HSBC Holdings P.L.C. ADR	393,100	36,558,300
	International Power P.L.C.	2,525,271	16,883,132
	ITV P.L.C.	7,493,573	16,504,083
	Johnston Press P.L.C.	209,975	1,697,611
	Kelda Group P.L.C.	161,510	2,939,218

14

		Shares	Value††
	Kingfisher P.L.C.	4,413,484	$21,112,833
	Ladbrokes P.L.C.	1,212,438	9,630,123
	Land Securities Group P.L.C.	402,724	16,877,051
	Liberty International P.L.C.	469,345	11,997,155
	London Merchant Securities P.L.C.	358,862	1,981,563
	Millennium and Copthorne Hotels P.L.C.	493,245	5,699,887
	Mitchells & Butlers P.L.C.	718,888	9,487,386
	Morrison (Wm.) Supermarkets P.L.C.	3,713,891	18,971,917
	Old Mutual P.L.C.	690,428	2,261,933
	Pearson P.L.C.	924,664	13,680,248
	Pearson P.L.C. Sponsored ADR	407,500	6,022,850
	Pennon Group P.L.C.	164,460	1,755,409
	Persimmon P.L.C.	519,343	14,939,279
	Resolution P.L.C.	1,284,133	16,074,726
	Rolls-Royce Group P.L.C. Class B	34,075,142	67,988
	Royal & Sun Alliance Insurance Group P.L.C.	5,940,479	17,189,490
	Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898
	SABmiller P.L.C.	57,339	1,201,342
	Sainsbury (J.) P.L.C.	2,944,936	23,166,555
	Schroders P.L.C.	113,261	2,131,687
	Scottish & Newcastle P.L.C.	1,333,075	14,177,142
	Scottish Power P.L.C.	2,179,507	32,435,446
*	Severn Trent P.L.C.	140,398	4,043,807
	Signet Group P.L.C. Sponsored ADR	5,200	121,212
	Slough Estates P.L.C.	706,900	10,179,420
	Tate & Lyle P.L.C.	32,994	517,479
	Taylor Woodrow P.L.C.	998,309	7,680,086
*	The Berkeley Group Holdings P.L.C.	228,802	7,321,240
	Trinity Mirror P.L.C.	495,640	4,978,476
	Vodafone Group P.L.C.	61,674,811	163,506,716
	Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147
	Whitbread P.L.C.	390,912	11,870,817
	Wilson Bowden P.L.C.	105,900	4,646,731
	Wimpey (George) P.L.C.	704,652	7,678,101
	Wolverhampton & Dudley Breweries P.L.C.	107,366	3,342,796
	Woolworths Group P.L.C.	2,125,199	1,527,277
	WPP Group P.L.C.	1,459,435	19,415,444
	WPP Group P.L.C. ADR	24,445	1,618,503
	Xstrata P.L.C.	827,417	37,215,351

TOTAL — UNITED KINGDOM			1,658,688,272

		Face Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (10.1%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	65,501,654

15

		Face Amount	Value†
		(000)
@	Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	$143,434	$143,434,116

@	Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905

@	Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447

	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000

@	Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000
TOTAL TEMPORARY CASH INVESTMENTS			831,470,122

TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)			$8,248,165,202

See accompanying Notes to Financial Statements.

16

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

COMMON STOCKS — (75.0%)
Consumer Discretionary — (16.7%)
#	ABILIT Corp.	99,800	$392,030
	Aeon Fantasy Co., Ltd.	46,060	1,677,826
	Ahresty Corp.	68,100	2,146,992
	Aichi Machine Industry Co., Ltd.	276,000	726,911
	Aigan Co., Ltd.	63,200	487,448
	Aisan Industry Co., Ltd.	168,900	1,915,304
#	Akebono Brake Industry Co., Ltd.	353,000	3,241,412
	Akindo Sushiro Co., Ltd.	12,600	280,988
#	Alpha Corp.	28,700	706,793
	Alpine Electronics, Inc.	217,900	3,247,196
	Amuse, Inc.	20,000	271,101
# *	Anrakutei Co., Ltd.	50,000	337,555
	AOI Advertising Promotion, Inc.	30,500	196,678
	AOKI Holdings, Inc.	146,600	2,758,083
	Araya Industrial Co., Ltd.	180,000	391,491
# *	Asahi Tec Corp.	145,000	411,311
	Ashimori Industry Co., Ltd.	182,000	384,068
	Asics Trading Co., Ltd.	20,000	230,301
	Asti Corp.	20,000	324,540
*	Atom Corp.	44,300	195,116
	Atsugi Co., Ltd.	646,000	939,119
	Aucnet, Inc.	27,300	435,565
	Avex Group Holdings, Inc.	139,000	2,272,904
#	Belluna Co., Ltd.	171,510	2,692,864
#	Best Denki Co., Ltd.	248,000	1,260,404
#	Bookoff Corp.	59,000	1,148,708
	Cabin Co., Ltd.	114,142	438,816
# *	CARCHS Co., Ltd.	627,200	640,502
	Catena Corp.	92,000	236,631
# *	Cecile Co., Ltd.	102,600	290,051
	Chiyoda Co., Ltd.	132,500	2,678,004
	Chofu Seisakusho Co., Ltd.	63,500	1,224,845
*	Chori Co., Ltd.	518,000	860,037
	Chuo Corp.	50,000	116,139
	Chuo Spring Co., Ltd., Nagoya	191,000	879,671
#	Clarion Co., Ltd.	860,000	1,689,134
#	Cleanup Corp.	133,000	1,010,600
#	Colowide Co., Ltd.	188,950	1,076,288
# *	Columbia Music Entertainment, Inc.	409,000	367,915
	Corona Corp.	91,300	1,682,032
	Cross Plus, Inc.	20,500	497,705
#	Cybozu, Inc.	1,467	1,056,225
	D&M Holdings, Inc.	274,000	986,828
	Daido Kogyo Co., Ltd.	125,000	334,394

1

		Shares	Value††
#	Daido Metal Co., Ltd.	126,000	$874,485
#	Daidoh, Ltd.	116,000	1,391,553
	Daikoku Denki Co., Ltd.	46,100	969,004
	Daimaruenawin Co., Ltd	400	2,327
	Dainichi Co., Ltd.	52,500	509,546
	Daisyo Corp.	63,200	830,714
*	Daito Woolen Spinning & Weaving Co., Ltd.	42,000	57,746
# *	Daiwa Seiko, Inc.	405,000	850,986
#	Daiwabo Co., Ltd.	416,000	1,488,415
#	Descente, Ltd.	238,000	1,221,602
# *	Dia Kensetsu Co., Ltd.	241,800	318,330
#	Doshisha Co., Ltd.	58,100	1,010,713
#	Doutor Coffee Co., Ltd.	84,000	1,414,080
#	Dynic Corp.	98,000	234,668
	Eagle Industry Co., Ltd.	148,000	1,308,570
# *	Econach Co., Ltd.	177,000	277,333
	Edosawa Co., Ltd.	12,000	41,044
	Eikoh, Inc.	41,800	175,263
	Exedy Corp.	129,400	3,988,572
*	F&A Aqua Holdings, Inc.	62,238	562,860
	Fine Sinter Co., Ltd.	49,000	211,115
	Foster Electric Co., Ltd.	74,000	904,415
#	France Bed Holdings Co., Ltd.	749,000	1,585,842
#	Fuji Co., Ltd.	109,900	1,770,444
#	Fuji Corp, Ltd.	109,000	642,448
#	Fuji Kiko Co., Ltd.	151,000	378,698
#	Fuji Kyuko Co., Ltd.	344,000	1,630,981
# *	Fujibo Holdings, Inc.	332,000	764,579
	Fujikura Rubber, Ltd.	68,000	453,091
# *	Fujita Kanko, Inc.	370,000	2,883,964
	Fujitsu Business Systems, Ltd.	79,700	1,218,209
# *	Fujitsu General, Ltd.	324,000	704,096
# *	Furukawa Battery Co., Ltd.	73,000	142,620
	Fuso Lexel, Inc.	51,400	431,347
	G-7 Holdings, Inc.	29,200	175,286
#	Gakken Co., Ltd.	304,000	705,616
#	Genki Sushi Co., Ltd.	17,200	187,435
	Gigas K’s Denki Corp.	137,572	3,768,182
	Global-Dining, Inc.	13,300	94,742
# *	Goldwin, Inc.	175,000	385,998
	Gourmet Kineya Co., Ltd.	68,000	543,353
# *	GSI Creos Corp.	153,000	235,196
#	Gulliver International Co., Ltd.	33,180	2,832,657
	Happinet Corp.	37,000	609,847
	Haruyama Trading Co., Ltd.	49,900	538,134
	Himaraya Co., Ltd.	28,800	273,245
	HIS Co., Ltd.	107,700	2,585,112
#	Hitachi Powdered Metal Co., Ltd.	97,000	503,237
	Horipro, Inc.	36,500	393,952
*	Ichida and Co., Ltd.	60,400	67,581
	Ichikawa Co., Ltd.	63,000	271,590
#	Ichikoh Industries, Ltd.	277,000	753,215
	Imasen Electric Industrial Co., Ltd.	44,900	424,654
	Impact 21 Co., Ltd.	61,600	1,033,326
#	Impress Holdings, Inc.	907	274,917

2

		Shares	Value††
	Inaba Seisakusho Co., Ltd.	55,500	$838,274
	Ishizuka Glass Co., Ltd.	81,000	207,122
*	Izuhakone Railway Co., Ltd.	300	13,995
# *	Izutsuya Co., Ltd.	300,000	348,264
# *	Janome Sewing Machine Co., Ltd.	607,000	962,765
#	Japan Vilene Co., Ltd.	203,000	1,223,003
	Jeans Mate Corp.	31,008	290,820
# *	Joban Kosan Co., Ltd.	193,000	284,119
#	Joshin Denki Co., Ltd.	184,000	1,042,331
	Juki Corp.	404,000	2,475,848
	Juntendo Co., Ltd.	35,000	61,994
#	Jyomo Co., Ltd.	86,000	169,533
#	Kabuki-Za Co., Ltd.	32,000	1,340,180
	Kadokawa Holdings, Inc.	82,700	2,966,190
	Kanto Auto Works, Ltd.	222,400	2,792,744
	Kasai Kogyo Co., Ltd.	102,000	386,309
	Kato Sangyo Co., Ltd.	114,700	1,385,414
*	Kawai Musical Instruments Manufacturing Co., Ltd.	225,000	471,287
# *	Kawashima Textile Manufacturers, Ltd.	250,000	413,594
#	Kayaba Industry Co., Ltd.	709,000	3,416,083
	Keiiyu Co., Ltd.	55,200	333,915
#	Keiyo Co., Ltd.	180,800	1,155,468
	Kentucky Fried Chicken Japan, Ltd.	68,000	1,270,218
	Kenwood Corp.	1,189,000	2,184,671
#	Kinki Nippon Tourist Co., Ltd.	267,000	885,759
#	Kinugawa Rubber Industrial Co., Ltd.	164,000	272,216
#	Kisoji Co., Ltd.	74,600	1,339,453
	Koekisha Co., Ltd.	13,600	222,947
#	Kohnan Shoji Co., Ltd.	81,700	805,230
#	Kojima Co., Ltd.	115,500	1,034,949
	Komatsu Seiren Co., Ltd.	124,000	635,744
#	Konaka Co., Ltd.	76,860	1,133,956
*	Kosugi Sangyo Co., Ltd.	90,000	55,554
	Kurabo Industries, Ltd.	769,000	1,760,800
	Kuroganeya Co., Ltd.	14,000	60,330
#	Kyoritsu Maintenance Co., Ltd.	43,960	981,797
#	Kyoto Kimono Yuzen Co., Ltd.	503	620,944
	Kyowa Leather Cloth Co., Ltd.	64,800	338,220
# *	Laox Co., Ltd.	206,000	532,995
# *	Look, Inc.	72,000	184,258
	Maezawa Kyuso Industries Co., Ltd.	49,200	783,873
*	Magara Construction Co., Ltd.	108,000	187,995
# *	Mamiya-Op Co., Ltd.	103,000	116,337
#	Marche Corp.	23,000	207,441
#	Mars Engineering Corp.	67,500	1,454,733
	Marubeni Telecom Co., Ltd.	207	181,945
	Maruei Department Store Co., Ltd.	107,000	192,597
	Maruzen Co., Ltd. (5982)	46,000	277,499
# *	Maruzen Co., Ltd. (8236)	263,000	477,052
#	Matsuya Co., Ltd.	164,000	2,331,015
#	Matsuya Foods Co., Ltd.	54,300	729,829
# *	Matsuzakaya Holdings Co., Ltd.	529,077	3,633,676
	Meiwa Industry Co., Ltd.	38,000	115,623
*	Misawa Homes Holdings, Inc.	48,200	1,358,992

3

		Shares	Value††
#	Misawa Resort Co., Ltd.	172,000	$619,481
#	Mitsuba Corp.	136,690	1,033,278
	Mitsui Home Co., Ltd.	205,000	1,463,896
	Miyuki Keori Co., Ltd.	86,000	302,861
#	Mizuno Corp.	418,000	3,007,121
#	MOS Food Services, Inc.	99,000	1,387,422
#	MR Max Corp.	118,800	645,052
	Mutow Co., Ltd.	62,300	265,851
# *	Naigai Co., Ltd.	190,000	204,297
#	Nexyz Corp.	3,700	319,191
	Nice Corp.	362,000	1,309,777
#	Nichimo Corp.	475,000	374,108
#	Nidec Copal Corp.	183,000	2,201,072
#	Nidec Tosok Corp.	54,600	603,365
#	Nihon Eslead Corp.	46,848	1,259,728
	Nihon Tokushu Toryo Co., Ltd.	56,000	328,970
	Nikko Travel Co., Ltd.	12,200	70,950
	Nippon Felt Co., Ltd.	69,000	475,264
#	Nippon Piston Ring Co., Ltd.	228,000	486,304
#	Nippon Restaurant System, Inc.	47,200	1,640,930
	Nippon Seiki Co., Ltd.	188,000	4,341,993
	Nishimatsuya Chain Co., Ltd.	179,400	3,474,133
	Nissan Shatai Co., Ltd.	478,000	2,437,572
	Nissen Co., Ltd.	164,200	1,094,734
	Nissin Kogyo Co., Ltd.	139,200	3,336,780
#	Nittan Valve Co., Ltd.	80,000	675,169
#	Nitto Seimo Co., Ltd.	50,000	97,097
	Noritake Co., Ltd.	500,000	2,539,850
	Noritsu Koki Co., Ltd.	108,600	2,043,815
*	Omikenshi Co., Ltd.	122,000	181,954
*	Orient Watch Co., Ltd.	12,000	4,250
#	Pacific Industrial Co., Ltd.	162,000	931,030
#	PanaHome Corp.	434,000	3,095,937
	Parco Co., Ltd.	258,000	2,850,275
#	Paris Miki, Inc.	174,500	3,192,779
#	Pentax Corp.	396,000	2,092,982
	Piolax, Inc.	38,300	666,280
	Press Kogyo Co., Ltd.	365,000	1,564,899
*	Renown, Inc.	142,800	1,420,475
#	Resorttrust, Inc.	131,840	3,637,295
	Rhythm Watch Co., Ltd.	422,000	675,504
#	Right On Co., Ltd.	93,725	3,386,087
	Riken Corp.	337,000	1,941,059
#	Ringer Hut Co., Ltd.	65,500	834,905
	Roland Corp.	78,000	1,854,406
	Royal Co., Ltd.	127,000	1,741,604
#	Sagami Chain Co., Ltd.	73,000	711,977
	Sagami Co., Ltd.	80,000	242,329
	Sagami Rubber Industries Co., Ltd.	15,000	52,235
#	Saint Marc Holdings Co., Ltd.	34,300	2,463,536
#	Saizeriya Co., Ltd.	162,700	2,002,375
#	Sakai Ovex Co., Ltd.	161,000	258,584
#	Sanden Corp.	433,000	1,966,011
#	Sanei-International Co., Ltd.	50,900	1,601,029
	Sankyo Seiko Co., Ltd.	171,000	679,528

4

		Shares	Value††
	Sanoh Industrial Co., Ltd.	110,000	$706,633
#	Sanrio Co., Ltd.	268,400	3,828,217
	Sanyo Shokai, Ltd.	433,000	3,130,243
	Seiko Corp.	364,407	2,434,402
#	Seiren Co., Ltd.	197,000	2,474,964
	Senshukai Co., Ltd.	149,000	1,535,219
	Shaddy Co., Ltd.	62,700	810,560
#	Shikibo, Ltd.	372,000	595,522
	Shinyei Kaisha	96,000	195,249
#	Shiroki Co., Ltd.	241,000	631,475
	Shobunsha Publications, Inc.	46,900	545,462
#	Shochiku Co., Ltd.	373,000	2,890,452
	Showa Corp.	163,300	2,488,915
*	Showa Rubber Co., Ltd.	413,000	60,577
# *	Silver Ox, Inc.	50,000	76,392
# *	Silver Seiko, Ltd.	977,000	486,121
#	Simree Co., Ltd.	24,900	80,388
	SK Japan Co., Ltd.	17,550	93,410
	SNT Corp.	69,300	319,896
# *	Sofmap Co., Ltd.	27,300	93,394
#	Sotoh Co., Ltd.	12,000	123,983
	SPK Corp.	12,700	217,960
#	Suminoe Textile Co., Ltd.	236,000	678,361
	Suzutan Co., Ltd.	26,200	146,505
# *	SxL Corp.	444,000	427,093
	Tachikawa Corp.	50,800	330,166
	Tachi-S Co., Ltd.	104,540	775,671
#	Takamatsu Corp.	120,300	2,069,589
#	Taka-Q Co., Ltd.	58,500	224,660
#	TAKE AND GIVE. NEEDS Co., Ltd.	1,000	1,090,496
	Tasaki Shinju Co., Ltd.	101,000	472,543
	Taya Co., Ltd.	5,000	43,389
*	TBK Co., Ltd.	1,000	4,161
*	TDF Corp.	27,000	80,423
#	Tecmo, Ltd.	74,600	562,457
#	Teikoku Piston Ring Co., Ltd.	106,000	942,738
	Teikoku Sen-I Co., Ltd.	80,000	350,484
#	Ten Allied Co., Ltd.	50,000	200,603
	Tenma Corp.	96,200	1,754,329
#	The Japan General Estate Co., Ltd.	96,100	2,567,571
#	The Japan Wool Textile Co., Ltd.	272,000	2,147,975
	Tigers Polymer Corp.	59,000	376,792
# *	Toabo Corp.	173,000	192,677
	Toei Co., Ltd.	438,000	2,591,022
# *	Tohoku Misawa Homes Co., Ltd.	37,500	104,432
	Tohoku Pioneer Corp.	62,100	848,755
# *	Tokai Kanko Co., Ltd.	714,000	208,859
	Tokai Senko KK, Nagoya	73,000	123,037
	Tokyo Dome Corp.	609,000	2,444,845
	Tokyo Soir Co., Ltd.	49,000	162,445
	Tokyo Style Co., Ltd.	313,000	3,396,013
#	Tokyotokeiba Co., Ltd.	889,000	2,413,733
	Tokyu Recreation Corp.	77,000	464,422
#	Tomy Co., Ltd.	287,693	2,014,313
#	Tonichi Carlife Group, Inc.	108,000	293,331

5

		Shares	Value††
	Topre Corp.	164,000	$1,647,049
*	Tosco Co., Ltd.	59,000	239,370
	Totenko Co., Ltd.	57,000	139,193
	Touei Housing Corp.	82,040	1,328,676
#	Toyo Radiator Co., Ltd.	221,000	1,007,357
	Toyo Tire & Rubber Co., Ltd.	667,000	2,988,373
	Tsukamoto Co., Ltd.	67,000	104,973
#	Tsutsumi Jewelry Co., Ltd.	63,100	1,781,901
#	Unitika, Ltd.	1,537,000	2,023,036
#	U-Shin, Ltd.	86,000	541,679
	Verite Co., Ltd.	24,000	53,763
#	Watabe Wedding Corp.	29,500	428,821
#	Watami Food Service Co., Ltd.	126,700	1,664,580
*	Wondertable, Ltd.	97,000	125,832
	XNET Corp.	91	146,589
#	Yamatane Corp.	338,000	546,209
	Yamato International, Inc.	43,000	364,598
	Yellow Hat, Ltd., Tokyo	75,600	654,405
#	Yokohama Reito Co., Ltd.	156,000	1,165,036
#	Yomiuri Land Co., Ltd.	228,000	1,046,020
	Yonex Co., Ltd.	41,000	307,365
#	Yorozu Corp.	65,600	819,880
#	Yoshimoto Kogyo Co., Ltd.	106,000	1,764,973
#	Yoshinoya D&C Co., Ltd.	2,042	3,345,496
#	Zenrin Co., Ltd.	117,900	3,279,711
#	Zensho Co., Ltd.	278,000	3,256,311
Total Consumer Discretionary			305,177,266

Consumer Staples — (7.5%)
	Aderans Co., Ltd.	133,650	3,195,372
	Ahjikan Co., Ltd.	10,500	83,539
#	Ariake Japan Co., Ltd.	99,600	2,144,178
	Asahi Soft Drinks Co., Ltd.	166,500	2,321,611
	Bull-Dog Sauce Co., Ltd.	37,000	428,049
#	Calpis Co., Ltd.	249,000	2,042,906
	Cawachi, Ltd.	75,200	2,088,905
	CFS Corp.	72,500	400,125
*	Chubu Shiryo Co., Ltd.	5,000	34,124
	Chuo Gyorui Co., Ltd.	93,000	292,112
	Coca-Cola Central Japan Co., Ltd.	278	2,150,667
	CVS Bay Area, Inc.	55,000	109,121
#	DyDo Drinco, Inc.	52,500	2,186,408
#	Echo Trading Co., Ltd.	11,000	111,974
	Ensuiko Sugar Refining Co., Ltd.	85,000	221,629
#	Fancl Corp.	224,300	3,119,919
# *	First Baking Co., Ltd.	98,000	159,783
	Fuji Oil Co., Ltd.	276,500	2,310,150
	Fujicco Co., Ltd.	105,600	1,059,950
# *	Fujiya Co., Ltd.	391,000	771,528
	Hagoromo Foods Corp.	41,000	389,421
	Harashin Narus Holdings Co., Ltd.	52,800	642,898
# *	Hayashikane Sangyo Co., Ltd.	212,000	266,061
	Heiwado Co., Ltd.	186,000	3,205,883
# *	Hohsui Corp.	90,000	145,853
	Hokkaido Coca-Cola Bottling Co., Ltd.	89,000	556,930

6

		Shares	Value††
	Hokuto Corp.	99,700	$1,646,556
	Inageya Co., Ltd.	162,000	1,228,689
	Itochu Shokuh Co., Ltd.	39,800	1,266,896
#	Itoham Foods, Inc.	665,000	2,768,999
	Izumiya Co., Ltd.	276,000	2,029,860
	J-Oil Mills, Inc.	498,000	1,724,727
#	Kagome Co., Ltd.	272,200	3,769,617
	Kameda Seika Co., Ltd.	71,800	774,501
	Kasumi Co., Ltd.	175,000	1,009,906
	Katokichi Co., Ltd.	475,200	3,500,253
	Key Coffee, Inc.	67,000	987,467
#	Kibun Food Chemifa Co., Ltd.	88,000	843,810
	Kirindo Co., Ltd.	22,800	194,399
	Kyodo Shiryo Co., Ltd.	313,000	428,056
#	Kyokuyo Co., Ltd.	337,000	676,580
#	Life Corp.	170,900	2,105,725
#	Mandom Corp.	74,500	1,925,139
	Marudai Food Co., Ltd.	395,000	1,136,238
#	Maruha Group, Inc.	951,000	1,885,677
	Maruya Co., Ltd.	14,000	60,782
	Maxvalu Tohok Co., Ltd.	18,200	165,361
*	Maxvalu Tokai Co., Ltd.	53,000	1,050,703
#	Meito Sangyo Co., Ltd.	70,700	1,395,894
#	Mercian Corp.	424,000	1,281,133
	Mikuni Coca-Cola Bottling Co., Ltd.	164,000	1,627,380
	Milbon Co., Ltd.	38,240	1,266,530
	Ministop Co., Ltd.	88,400	1,498,098
	Mitsui Sugar Co., Ltd.	430,850	1,395,926
	Miyoshi Oil & Fat Co., Ltd.	246,000	466,378
	Morinaga & Co., Ltd.	852,000	1,997,591
#	Morinaga Milk Industry Co., Ltd.	809,000	3,141,363
# *	Morishita Jinton Co., Ltd.	47,800	120,502
	Morozoff, Ltd.	84,000	250,121
	Myojo Foods Co., Ltd.	129,000	966,704
#	Nagatanien Co., Ltd.	114,000	844,770
	Nakamuraya Co., Ltd.	186,000	867,600
#	Nichimo Co., Ltd.	85,000	179,242
#	Nichiro Corp.	494,000	780,533
#	Nihon Chouzai Co., Ltd.	21,000	719,480
	Nihon Shokuh Kako Co., Ltd.	71,000	191,518
#	Niitaka Co., Ltd.	7,260	67,230
	Nippon Beet Sugar Manufacturing Co., Ltd.	462,000	1,248,093
#	Nippon Flour Mills Co., Ltd.	537,000	2,092,962
	Nippon Formula Feed Manufacturing Co., Ltd.	174,000	260,668
	Nissin Sugar Manufacturing Co., Ltd.	122,000	308,547
	Nitto Flour Milling Co., Ltd.	141,000	402,431
#	Nosan Corp.	397,000	1,026,316
	Oenon Holdings, Inc.	201,000	629,085
	Oie Sangyo Co., Ltd.	20,900	169,461
	Okuwa Co., Ltd.	143,000	1,956,616
	Olympic Corp.	66,700	464,273
	Oriental Yeast Co., Ltd.	88,000	536,924
	Pietro Co., Ltd.	10,300	88,918
#	Pigeon Corp.	62,100	1,133,806
	Poplar Co., Ltd.	25,760	234,694

7

		Shares	Value††
	Posful Corp.	58,800	$253,708
# *	Prima Meat Packers, Ltd.	689,000	807,054
#	Q’Sai Co., Ltd.	102,900	1,678,627
	Riken Vitamin Co., Ltd.	66,400	1,919,290
#	Rock Field Co., Ltd.	39,200	721,711
#	Ryoshoku, Ltd.	131,000	2,971,459
	S Foods, Inc.	99,500	858,713
#	Sakata Seed Corp.	162,600	2,040,940
	Seijo Corp.	27,200	568,921
	Shikoku Coca-Cola Bottling Co., Ltd.	69,500	810,910
	Shoei Foods Corp.	44,000	205,826
	Showa Sangyo Co., Ltd.	548,000	1,327,321
# *	Snow Brand Milk Products Co., Ltd.	822,500	2,817,324
	Snow Brand Seed Co., Ltd.	30,000	123,598
	Sogo Medical Co., Ltd.	16,500	365,396
	Sonton Food Industry Co., Ltd.	43,000	421,033
#	Sotetsu Rosen Co., Ltd.	70,000	274,981
	Starzen Corp.	233,000	544,291
#	Sugi Pharmacy Co., Ltd.	181,600	3,342,148
#	T.Hasegawa Co., Ltd.	126,100	1,942,634
#	Takara Holdings, Inc.	365,000	2,266,263
# *	The Maruetsu, Inc.	349,000	1,516,579
	The Nisshin Oillio Group, Ltd.	552,000	3,067,830
	Three F Co., Ltd.	17,700	129,789
	Tobu Store Co., Ltd.	198,000	519,187
	Toho Co., Ltd.	148,000	515,724
#	Tohto Suisan Co., Ltd.	94,000	270,773
#	Tokyu Store Chain Corp.	220,000	1,322,836
	Torigoe Co., Ltd.	70,000	548,952
# *	Toyo Sugar Refining Co., Ltd.	105,000	158,078
	Tsuruha Holdings, Inc.	46,400	1,837,290
	U.Store Co., Ltd.	63,600	487,378
#	Unicafe, Inc.	14,260	195,476
#	Unicharm Petcare Corp.	45,000	1,575,407
	Unimat Offisco Corp.	75,200	950,481
	Valor Co., Ltd.	158,400	2,063,834
	Warabeya Nichiyo Co., Ltd.	49,760	726,940
	Yaizu Suisankagaku Industry Co., Ltd.	42,100	422,072
	Yaoko Co., Ltd.	61,100	1,480,389
#	Yomeishu Seizo Co., Ltd.	93,000	872,336
	Yonekyu Corp.	88,000	848,786
	Yuasa Funashoku Co., Ltd.	112,000	285,672
#	Yukiguni Maitake Co., Ltd.	77,180	304,934
Total Consumer Staples			137,592,715

Energy — (0.8%)
#	BP Castrol KK	69,800	271,418
# *	Fuji Kosan Co., Ltd.	212,000	259,354
	Itochu Enex Co., Ltd.	291,000	1,978,975
	Japan Oil Transportation Co., Ltd.	79,000	225,502
	Kanto Natural Gas Development Co., Ltd.	176,000	1,165,262
#	Kyoei Tanker Co., Ltd.	92,000	247,416
	Mitsuuroko Co., Ltd.	207,000	1,414,270
#	Modec, Inc.	119,100	2,604,204
#	Nippon Gas Co., Ltd.	139,000	1,148,713

8

		Shares	Value††
#	Sala Corp.	121,000	$604,855
	San-Ai Oil Co., Ltd.	227,000	868,819
#	Shinko Plantech Co., Ltd.	147,000	1,124,432
#	Sinanen Co., Ltd.	234,000	1,183,432
#	Toa Oil Co., Ltd.	319,000	501,451
#	Toyo Kanetsu KK	436,000	1,010,404
Total Energy			14,608,507

Financials — (7.0%)
*	Azel Corp.	185,000	336,105
*	Bank of the Ryukyus, Ltd.	92,480	1,641,660
	Central Finance Co., Ltd.	298,000	1,365,219
	Century Leasing System, Inc.	160,500	2,498,131
#	Cosmo Securities Co., Ltd.	1,292,000	2,246,952
#	Credia Co., Ltd.	28,000	209,500
	Daibiru Corp.	301,000	3,362,878
#	Daiko Clearing Services Corp.	45,000	551,835
#	Fukushima Bank, Ltd.	585,000	757,897
	Fuyo General Lease Co., Ltd.	96,000	3,201,603
	Gro-BeLS Co., Ltd.	134,000	183,175
	Higashi-Nippon Bank, Ltd.	569,000	2,467,293
#	Ichiyoshi Securities Co., Ltd.	148,000	2,059,066
	Keihanshin Real Estate Co., Ltd.	134,000	838,290
	Kirayaka Holdings, Inc.	98,000	220,189
# *	Kiyo Holdings, Inc.	803,000	1,269,340
#	Kobayashi Yoko Co., Ltd.	30,400	380,711
#	Kosei Securities Co., Ltd.	262,000	413,011
# *	Kyushu-Shinwa Holdings, Inc.	1,095,000	1,175,443
#	Marusan Securities Co., Ltd.	234,000	2,824,319
	Meiwa Estate Co., Ltd.	78,900	1,131,927
	Mito Securities Co., Ltd.	250,000	1,111,470
	Mitsubishi UFJ Financial Group, Inc.	1	11,322
	Miyazaki Bank, Ltd.	460,000	2,170,466
	Nisshin Fudosan Co., Ltd.	72,600	1,058,481
#	Odakyu Real Estate Co., Ltd.	120,000	454,208
	Osaka Securities Finance Co., Ltd.	54,000	219,175
#	Pocket Card Co., Ltd.	82,000	547,704
	Ricoh Leasing Co., Ltd.	97,100	2,467,205
#	Sankei Building Co., Ltd.	194,000	1,693,089
	Sanyo Electric Credit Co., Ltd.	120,500	1,853,156
# *	Seven Seas Holdings Co., Ltd.	160,000	225,128
	Shikoku Bank, Ltd.	696,000	2,674,316
	Shimizu Bank, Ltd.	29,100	1,196,920
	Shinki Co., Ltd.	217,500	816,936
	Shoei Co., Ltd.	34,848	1,026,780
#	Suruga Corp.	37,900	2,872,120
#	Tachihi Enterprise Co., Ltd.	42,650	1,554,652
	Takagi Securities Co., Ltd.	165,000	710,398
#	The Aichi Bank, Ltd.	28,700	3,359,629
	The Akita Bank, Ltd.	625,000	2,924,060
	The Aomori Bank, Ltd.	578,000	2,399,107
	The Bank of Ikeda, Ltd.	47,500	2,365,195
	The Bank of Iwate, Ltd.	56,200	3,226,430
	The Bank of Okinawa, Ltd.	69,400	2,952,572
	The Bank of Saga, Ltd.	548,000	2,030,488
*	The Chiba Kogyo Bank, Ltd.	158,700	2,429,992
	The Chukyo Bank, Ltd.	688,000	2,054,027
	The Daisan Bank, Ltd.	567,000	1,956,610
#	The Daito Bank, Ltd.	376,000	561,977
	The Ehime Bank, Ltd.	510,000	2,156,725
	The Eighteenth Bank, Ltd.	580,000	2,927,993
#	The Fukui Bank, Ltd.	780,000	2,678,090
#	The Hokuetsu Bank, Ltd.	797,000	2,008,540
#	The Kagawa Bank, Ltd.	251,350	1,591,828
*	The Kanto Tsukuba Bank, Ltd.	140,200	1,446,521
	The Kita-Nippon Bank, Ltd.	27,006	1,300,130

9

		Shares	Value††
#	The Michinoku Bank, Ltd.	492,000	$1,759,330
#	The Minato Bank, Ltd.	1,203,000	2,527,164
	The Nagano Bank, Ltd.	288,000	1,007,649
	The Oita Bank, Ltd.	461,000	3,208,520
	TOC Co., Ltd.	430,950	2,182,315
	Tochigi Bank, Ltd.	353,000	2,286,864
	Toho Bank, Ltd.	712,000	3,065,312
	Tohoku Bank, Ltd.	251,000	452,300
	Toho Real Estate Co., Ltd.	172,000	912,931
	Tokushima Bank, Ltd.	238,200	1,483,602
	Tokyo Rakutenchi Co., Ltd.	184,000	780,825
#	Tokyo Theatres Co., Inc.	199,000	490,486
#	Tokyu Community Corp.	43,500	1,342,935
#	Tokyu Livable, Inc.	44,100	3,330,352
	Tomato Bank, Ltd.	341,000	716,820
#	Tottori Bank, Ltd.	283,000	773,355
#	Towa Bank, Ltd.	763,000	1,686,783
# *	Towa Real Estate Development Co., Ltd.	340,500	1,718,610
	Toyo Securities Co., Ltd.	282,000	1,179,922
	Yamagata Bank, Ltd.	560,000	2,896,992
*	Yamaguchi Financial Group, Inc.	66,310	717,205
	Yuraku Real Estate Co., Ltd.	150,000	927,640
Total Financials			127,615,896

Health Care — (2.7%)
	Aloka Co., Ltd.	86,000	809,390
	As One Corp.	58,980	1,500,107
	ASKA Pharmaceutical Co., Ltd.	90,000	736,702
	Create Medic Co., Ltd.	21,000	224,493
#	Eiken Chemical Co., Ltd.	73,000	733,219
	FALCO biosystems, Ltd.	28,200	228,018
	Fuso Pharmaceutical Industries, Ltd.	268,000	744,001
	Hitachi Medical Corp.	121,000	1,291,351
#	Hogy Medical Co., Ltd.	50,000	1,984,305
	Iwaki & Co., Ltd.	55,000	131,672
#	Japan Medical Dynamic Marketing, Inc.	44,900	181,195
#	Jeol, Ltd.	252,000	1,467,819
	JMS Co., Ltd.	108,000	344,250
	Kaken Pharmaceutical Co., Ltd.	356,000	2,785,061
	Kawamoto Corp.	4,000	18,455
	Kawanishi Holdings, Ltd.	7,400	113,167
	Kawasumi Laboratories, Inc.	45,000	249,102
#	Kissei Pharmaceutical Co., Ltd.	176,000	2,923,922
#	KYORIN Co., Ltd.	203,000	2,474,262
	Mochida Pharmaceutical Co., Ltd.	412,000	3,405,541
#	Nichii Gakkan Co.	110,900	1,653,054
#	Nihon Kohden Corp.	145,000	2,917,181
#	Nikkiso Co., Ltd.	222,000	1,703,112
# *	Nippon Chemiphar Co., Ltd.	102,000	588,800
#	Nippon Shinyaku Co., Ltd.	215,000	1,859,946
#	Nipro Corp.	193,000	3,512,653
#	Nissui Pharmaceutical Co., Ltd.	55,800	421,993
	Paramount Bed Co., Ltd.	100,100	1,767,827
	Rion Co., Ltd.	5,000	37,067
#	Rohto Pharmaceutical Co., Ltd.	344,000	3,650,069
#	Seikagaku Corp.	179,800	1,740,143
#	SSP Co., Ltd.	388,000	2,347,013
	Torii Pharmaceutical Co., Ltd.	87,400	1,348,949
#	Towa Pharmaceutical Co., Ltd.	51,600	1,551,831
	Vital-Net, Inc.	120,100	746,252
#	Wakamoto Pharmaceutical Co., Ltd.	102,000	421,971
#	Zeria Pharmaceutical Co., Ltd.	141,000	1,250,800
Total Health Care			49,864,693

10

		Shares	Value††
Industrials — (21.4%)
# *	A&A Material Corp.	190,000	$285,882
#	Advan Co., Ltd.	83,900	1,015,677
	ADVANEX, Inc.	97,000	207,768
#	Aeon Delight Co., Ltd.	64,900	1,317,936
	Aica Kogyo Co., Ltd.	222,000	2,916,413
	Aichi Corp.	245,700	2,535,482
	Aida Engineering, Ltd.	113,000	664,188
	Airport Facilities Co., Ltd.	157,970	890,999
	Airtech Japan, Ltd.	20,100	198,147
#	Alps Logistics Co., Ltd.	48,700	924,229
#	Altech Co., Ltd.	23,000	76,902
	Altech Corp.	31,150	365,956
	Amano Corp.	258,000	3,170,250
#	Ando Corp.	230,000	462,350
	Anest Iwata Corp.	145,000	808,012
# *	Arai-Gumi, Ltd.	59,550	93,479
#	ART Corp.	32,000	997,125
	Asahi Diamond Industrial Co., Ltd.	230,000	1,598,109
	Asahi Kogyosha Co., Ltd.	78,000	250,592
	Asahi Pretec Corp.	108,450	2,229,250
	Asanuma Corp.	189,000	315,621
	Asia Air Survey Co., Ltd.	32,000	105,427
#	Asunaro Aoki Construction Co., Ltd.	146,000	805,099
	Ataka Construction & Engineering Co., Ltd.	60,000	159,039
	Bando Chemical Industries, Ltd.	308,000	1,347,281
	Biken Techno Corp.	14,100	111,133
#	BSL Corp.	649,354	534,119
	Bunka Shutter Co., Ltd.	216,000	1,235,733
	Central Glass Co., Ltd.	617,000	3,574,544
	Central Security Patrols Co., Ltd.	39,900	391,020
#	Chudenko Corp.	198,700	3,060,775
	Chugai Ro Co., Ltd.	296,000	1,059,222
#	Chuo Denki Kogyo Co., Ltd.	54,000	191,774
#	CKD Corp.	214,000	2,029,701
	Commuture Corp.	136,202	1,082,882
#	Cosel Co., Ltd.	130,600	2,238,971
	CTI Engineering Co., Ltd.	38,200	230,604
	Dai-Dan Co., Ltd.	141,000	753,435
	Daihen Corp.	432,000	2,102,266
	Daiho Corp.	202,000	411,051
	Dai-Ichi Jitsugyo Co., Ltd.	177,000	808,401
	Daimei Telecom Engineering Corp.	127,000	1,202,484
#	Daiseki Co., Ltd.	99,960	2,440,193
# *	Daisue Construction Co., Ltd.	242,500	217,251
	Daiwa Industries, Ltd.	149,000	922,837
	Danto Holdings Corp.	78,000	299,568
#	Densei-Lambda KK	60,084	950,600
	Denyo Co., Ltd.	83,000	867,211
	DMW Corp.	1,600	54,031
#	Eneserve Corp.	69,800	330,168
# *	Enshu, Ltd.	161,000	458,809
# *	Fudo Tetra Corp.	619,800	495,198
	Fuji Electric Engineering & Construction Co., Ltd.	41,000	56,898

11

		Shares	Value††
#	Fujita Corp.	115,010	$414,895
	Fujitec Co., Ltd.	287,000	1,985,457
	Fukuda Corp.	136,000	559,240
	Fukusima Industries Corp.	25,500	303,528
#	Fukuyama Transporting Co., Ltd.	864,000	3,060,600
# *	Funai Consulting, Co., Ltd.	94,000	615,863
	Furukawa Co., Ltd.	1,256,000	2,983,100
	Furusato Industries, Ltd.	52,000	669,758
	Futaba Corp.	116,300	2,708,840
	Gecoss Corp.	110,300	679,272
# *	GS Yuasa Corp.	1,151,000	2,551,268
#	Hakuyosha Co., Ltd.	88,000	275,830
#	Haltec Corp.	32,000	47,986
# *	Hamai Co., Ltd.	77,000	202,226
	Hanwa Co., Ltd.	664,000	2,451,433
#	Hazama Corp.	293,600	420,563
	Hibiya Engineering, Ltd.	117,000	978,009
#	Hisaka Works, Ltd.	41,000	663,996
	Hitachi Metals Techno, Ltd.	37,500	165,855
#	Hitachi Plant Technologies, Ltd.	617,570	3,274,297
#	Hitachi Tool Engineering, Ltd.	86,000	1,147,465
	Hitachi Transport System, Ltd.	345,000	3,674,460
*	Hitachi Zosen Corp.	2,003,000	2,060,165
	Hokuriku Electrical Construction Co., Ltd.	56,000	177,934
#	Hosokawa Micron Corp.	129,000	996,491
#	Howa Machinery, Ltd.	338,000	468,225
	IBJ Leasing Co., Ltd.	113,800	2,873,267
# *	Ichiken Co., Ltd.	79,000	166,761
#	Idec Corp.	117,500	1,874,531
	Iino Kaiun Kaisha, Ltd.	355,000	3,101,328
	i-Logistics Corp.	91,000	268,226
#	Inaba Denki Sangyo Co., Ltd.	80,600	2,681,374
	Inabata and Co., Ltd.	190,000	1,518,529
# *	Inoue Kogyo Co., Ltd.	357,000	249,086
#	Inui Steamship Co., Ltd.	68,000	268,024
#	Iseki & Co., Ltd.	709,000	1,766,015
# *	Ishikawa Seisakusho, Ltd.	116,000	146,664
	Ishikawajima Construction Materials Co., Ltd.	43,000	81,365
	Ishikawajima Transport Machinery Co., Ltd.	64,000	253,580
	Itoki Crebio Corp.	162,000	2,086,388
	Iwasaki Electric Co., Ltd.	238,000	588,401
#	Iwatani International Corp.	775,000	2,179,241
# *	J Bridge Corp.	154,000	286,874
#	Jalux, Inc.	39,100	730,410
#	Jamco Corp.	82,000	864,140
	Japan Airport Terminal Co., Ltd.	305,700	3,451,923
# *	Japan Bridge Corp.	31,000	23,743
#	Japan Cash Machine Co., Ltd.	88,915	942,525
	Japan Foundation Engineering Co., Ltd.	79,700	270,976
#	Japan Kenzai Co., Ltd.	83,740	545,087
#	Japan Pulp and Paper Co., Ltd.	447,000	1,630,432
#	Japan Servo Co., Ltd.	80,000	138,045
	Japan Steel Tower Co., Ltd.	44,000	228,575
#	Japan Transcity Corp.	208,000	1,046,376
	JFE Shoji Holdings, Inc.	754,000	3,258,893

12

		Shares	Value††
	K.R.S. Corp.	34,200	$468,034
*	Kamagai Gumi Co., Ltd.	419,800	818,046
	Kamei Corp.	115,000	749,240
	Kanaden Corp.	95,000	584,864
	Kanagawa Chuo Kotsu Co., Ltd.	196,000	901,839
	Kanamoto Co., Ltd.	92,000	659,672
# *	Kanematsu Corp.	1,306,625	2,084,120
# *	Kanematsu-NNK Corp.	94,000	144,657
#	Katakura Industries Co., Ltd.	104,000	1,602,675
	Kato Works Co., Ltd.	181,000	743,706
	Kawada Industries, Inc.	126,000	253,358
# *	Kimmon Manufacturing Co., Ltd.	141,000	273,543
# *	Kimura Chemical Plants Co., Ltd.	45,000	104,394
#	Kinki Sharyo Co., Ltd.	200,000	971,574
*	Kinsho Corp.	51,000	142,640
	Kintetsu World Express, Inc.	112,600	2,638,988
	Kioritz Corp.	210,000	590,956
#	Kitagawa Iron Works Co., Ltd.	306,000	675,790
#	Kitano Construction Corp.	237,000	557,399
	Kitazawa Sangyo Co., Ltd.	57,000	200,424
#	Kitz Corp.	384,000	3,085,080
	Koike Sanso Kogyo Co., Ltd.	109,000	441,053
	Koito Industries, Ltd.	102,000	439,982
*	Kokusai Kogyo Co., Ltd.	88,000	266,097
	Komai Tekko, Inc.	88,000	211,929
	Komatsu Wall Industry Co., Ltd.	29,400	479,921
	Kondotec, Inc.	30,000	237,301
#	Kosaido Co., Ltd.	71,000	375,099
	Kuroda Electric Co., Ltd.	103,100	1,005,863
	Kyodo Printing Co., Ltd.	282,000	1,019,051
#	Kyoei Sangyo Co., Ltd.	80,000	296,185
#	Kyokuto Boeki Kaisha, Ltd.	63,000	187,402
	Kyokuto Kaihatsu Kogyo Co., Ltd.	132,400	1,039,650
	Kyosan Electric Manufacturing Co., Ltd.	193,000	713,973
	Kyowa Exeo Corp.	302,000	2,755,870
	Kyudenko Corp.	244,000	1,219,071
*	Link Consulting Associates - Japan Corp.	24,300	33,325
# *	Lonseal Corp.	127,000	213,027
#	Maeda Corp.	572,000	2,012,575
	Maeda Road Construction Co., Ltd.	294,000	2,052,002
	Maezawa Industries, Inc.	59,300	330,891
	Maezawa Kaisei Industries Co., Ltd.	48,200	676,370
	Makino Milling Machine Co., Ltd.	345,000	3,773,802
	Marubeni Construction Material Lease Co., Ltd.	78,000	178,720
	Maruwn Corp.	66,000	238,699
#	Maruyama Manufacturing Co., Inc.	150,000	420,180
	Maruzen Showa Unyu Co., Ltd.	276,000	919,643
#	Matsuda Sangyo Co., Ltd.	72,300	1,541,930
	Matsui Construction Co., Ltd.	73,600	273,278
*	Matsuo Bridge Co., Ltd.	72,000	76,370
	Max Co., Ltd.	168,000	2,508,119
#	Meidensha Corp.	702,050	2,423,355
# *	Meiji Machine Co., Ltd.	144,000	112,511
#	Meiji Shipping Co., Ltd.	85,000	249,938
*	Meisei Industrial Co., Ltd.	29,000	128,438

13

		Shares	Value††
#	Meitec Corp.	115,600	$3,677,433
	Meito Transportation Co., Ltd.	22,000	170,654
# *	Meiwa Trading Co., Ltd.	119,000	305,121
	Mirai Group Co., Ltd.	69,000	117,557
#	Mitsubishi Cable Industries, Ltd.	643,000	982,594
# *	Mitsubishi Kakoki Kaisha, Ltd.	212,000	611,583
	Mitsubishi Pencil Co., Ltd.	103,000	1,517,285
	Mitsuboshi Belting, Ltd.	240,000	1,418,569
# *	Mitsui Matsushima Co., Ltd.	191,000	233,427
	Mitsui-Soko Co., Ltd.	444,000	2,573,448
	Mitsumura Printing Co., Ltd.	95,000	371,274
	Miura Co., Ltd.	132,400	3,412,349
	Miura Printing Corp.	19,000	54,438
*	Miyaji Engineering Group	148,000	146,853
# *	Mori Denki Mfg. Co., Ltd.	628,000	118,536
#	Morita Corp.	144,000	695,765
	Moshi Moshi Hotline, Inc.	54,200	2,252,055
	Mystar Engineering Corp.	15,600	84,464
	Nabtesco Corp.	270,000	3,192,002
	NAC Co., Ltd.	25,100	454,724
#	Nachi-Fujikoshi Corp.	604,000	3,042,100
*	Nakano Corp.	77,000	123,958
	NEC System Integration & Construction, Ltd.	152,600	1,764,948
	Nichias Corp.	397,000	2,810,177
	Nichiban Co., Ltd.	125,000	516,458
#	Nichiha Corp.	112,980	1,381,362
# *	Nihon Spindle Manufacturing Co., Ltd.	88,000	215,106
	Nikko Co., Ltd.	98,000	255,543
	Nippei Toyama Corp.	153,000	1,219,842
	Nippo Corp.	367,000	2,680,245
#	Nippon Carbon Co., Ltd.	375,000	1,410,583
# *	Nippon Conveyor Co., Ltd.	168,000	165,614
	Nippon Densetsu Kogyo Co., Ltd.	203,000	1,311,703
	Nippon Denwa Shisetu Co., Ltd.	194,000	654,485
	Nippon Hume Corp.	76,000	239,744
	Nippon Jogesuido Sekkei Co., Ltd.	232	246,025
	Nippon Kanzai Co., Ltd.	64,400	1,432,816
	Nippon Koei Co., Ltd., Tokyo	263,000	709,844
	Nippon Konpo Unyu Soko Co., Ltd.	235,000	2,687,266
#	Nippon Parking Development Co., Ltd.	10,141	1,350,630
	Nippon Seisen Co., Ltd.	68,000	308,618
#	Nippon Sharyo, Ltd.	462,000	1,130,279
	Nippon Signal Co., Ltd.	195,000	1,389,151
	Nippon Thompson Co., Ltd.	233,000	2,128,409
	Nippon Tungsten Co., Ltd.	64,000	196,938
#	Nippon Yusoki Co., Ltd.	116,000	619,298
#	Nishimatsu Construction Co., Ltd.	872,000	2,871,548
*	Nishishiba Electric Co., Ltd.	73,000	115,145
	Nissan Diesel Motor Co., Ltd.	420,000	1,407,546
	Nissei Corp.	97,600	1,063,234
	Nissei Plastic Industrial Co., Ltd.	58,000	389,850
#	Nissin Corp.	310,000	1,134,344
#	Nissin Electric Co., Ltd.	327,000	1,314,321
	Nitchitsu Co., Ltd.	28,000	91,914
	Nitta Corp.	91,000	1,718,769

14

		Shares	Value††
	Nitto Boseki Co., Ltd.	793,000	$2,593,494
	Nitto Electric Works, Ltd.	138,600	2,188,372
	Nitto Kohki Co., Ltd.	71,300	1,496,044
#	Nitto Seiko Co., Ltd.	115,000	607,569
*	Nittoc Construction Co., Ltd.	93,000	84,893
	Noda Corp.	33,800	133,529
	Nomura Co., Ltd.	184,000	1,008,739
	Noritz Corp.	157,200	2,738,051
	Obayashi Road Corp.	106,000	197,855
	Odakyu Construction Co., Ltd.	29,000	77,293
*	Ohmori Co., Ltd.	95,400	25,481
#	Oiles Corp.	77,560	1,781,565
	Okabe Co., Ltd.	160,000	669,213
#	Okamoto Machine Tool Works, Ltd.	128,000	596,557
	Okamura Corp.	341,000	3,785,640
#	Oki Electric Cable Co., Ltd.	93,000	225,770
	OKK Corp.	233,000	782,104
#	Okumura Corp.	632,000	3,079,006
#	O-M, Ltd.	107,000	504,939
	Onoken Co., Ltd.	62,800	756,945
	Organo Corp.	180,000	1,772,816
	Oriental Construction Co., Ltd.	65,900	212,170
	Original Engineering Consultants Co., Ltd.	9,000	34,201
	Oyo Corp.	94,000	968,134
	P.S. Mitsubishi Construction Co., Ltd.	76,800	275,656
*	Pasco Corp.	180,500	300,530
#	Pasona, Inc.	1,313	2,484,807
	Patlite Corp.	56,480	534,526
# *	Penta-Ocean Construction Co., Ltd.	1,579,000	1,734,758
# *	PIA Corp.	29,500	450,806
	Pilot Corp.	141	977,061
#	PRONEXUS, Ltd.	118,000	1,026,421
	Raito Kogyo Co., Ltd.	178,900	539,948
#	Rasa Industries, Ltd.	219,000	894,271
	Rheon Automatic Machinery Co., Ltd.	64,000	217,047
	Riken Electric Wire Co., Ltd.	39,000	66,917
	Ryobi, Ltd.	519,000	4,171,557
# *	Saeki Kensetsu Kogyo Co., Ltd.	114,000	81,192
# *	Sailor Pen Co., Ltd.	74,000	90,983
#	Sakai Heavy Industries, Ltd.	96,000	200,644
*	Sakurada Co., Ltd.	225,000	94,986
# *	Sanix, Inc.	96,200	181,346
	Sanki Engineering Co., Ltd.	239,000	1,612,827
	Sanko Metal Industrial Co., Ltd.	88,000	157,676
#	Sankyo-Tateyama Holdings, Inc.	1,032,000	2,259,596
	Sanritsu Corp.	12,700	106,333
	Sanyo Denki Co., Ltd.	186,000	1,226,484
	Sanyo Engineering & Construction, Inc.	48,000	242,886
	Sanyo Industries, Ltd., Tokyo	72,000	161,296
# *	Sasebo Heavy Industries Co., Ltd., Tokyo	506,000	1,427,856
# *	Sata Construction Co., Ltd., Gumma	180,000	165,490
	Sato Corp.	98,500	1,635,278
	Sato Shoji Corp.	58,000	527,965
	Sawafuji Electric Co., Ltd.	48,000	136,092
	Secom Joshinetsu Co., Ltd.	34,800	826,259

15

		Shares	Value††
	Secom Techno Service Co., Ltd.	41,000	$1,718,304
	Seibu Electric Industry Co., Ltd.	46,000	252,493
#	Seika Corp.	258,000	660,353
# *	Seikitokyu Kogyo Co., Ltd.	335,000	273,889
	Sekisui Jushi Co., Ltd.	147,000	1,021,007
	Senko Co., Ltd.	327,000	1,014,158
#	Senshu Electric Co., Ltd.	29,800	648,195
#	Shibaura Mechatronics Corp.	152,000	788,092
	Shibusawa Warehouse Co., Ltd.	228,000	880,586
	Shibuya Kogyo Co., Ltd.	84,500	710,522
#	Shima Seiki Manufacturing Co., Ltd.	119,000	2,812,449
	Shin Nippon Air Technologies Co., Ltd.	76,080	545,808
#	Shin-Keisei Electric Railway Co., Ltd.	141,000	517,292
#	Shinko Electric Co., Ltd.	447,000	1,251,449
	Shin-Kobe Electric Machinery Co., Ltd.	151,000	787,303
	Shinmaywa Industries, Ltd.	368,000	1,831,157
	Shinsho Corp.	252,000	677,499
#	Shinwa Kaiun Kaisha, Ltd.	479,000	1,733,898
	Shiraishi Corp.	25,000	27,176
#	Sho-Bond Corp.	87,900	832,397
#	Shoko Co., Ltd.	284,000	492,809
#	Showa Aircraft Industry Co., Ltd.	100,000	1,203,829
#	Showa KDE Co., Ltd.	95,000	155,447
	Sintokogio, Ltd.	178,000	2,299,560
	Soda Nikka Co., Ltd.	58,000	214,916
	Sodick Co., Ltd.	170,000	1,365,560
	Space Co., Ltd.	67,320	527,479
#	STB Leasing Co., Ltd.	61,000	1,081,065
	Subaru Enterprise Co., Ltd.	59,000	192,430
	Sugimoto & Co., Ltd.	30,000	466,613
# *	Sumitomo Coal Mining Co., Ltd.	600,500	676,042
	Sumitomo Densetsu Co., Ltd.	85,800	273,769
# *	Sumitomo Mitsui Construction Co., Ltd.	252,560	748,715
#	Sumitomo Precision Products Co., Ltd.	156,000	778,830
#	Sumitomo Warehouse Co., Ltd.	280,000	2,041,457
	Sun Wave Corp.	136,000	367,690
#	SWCC Showa Holdings Co., Ltd.	665,000	897,866
#	Tadano, Ltd.	392,000	4,231,054
	Taihei Dengyo Kaisha, Ltd.	136,000	900,167
#	Taihei Kogyo Co., Ltd.	220,000	868,131
# *	Taiheiyo Kouhatsu, Inc.	142,000	151,212
#	Taiho Kogyo Co., Ltd.	85,100	985,624
#	Taikisha, Ltd.	118,000	1,922,523
	Taisei Rotec Corp.	230,000	415,944
	Takada Kiko Co., Ltd.	44,000	154,296
	Takano Co., Ltd.	47,000	554,327
#	Takaoka Electric Manufacturing Co., Ltd.	320,000	600,242
#	Takara Printing Co., Ltd.	33,055	321,241
	Takara Standard Co., Ltd.	471,000	2,776,087
	Takasago Thermal Engineering Co., Ltd.	272,000	2,443,252
#	Takashima & Co., Ltd.	110,000	237,906
	Takigami Steel Construction Co., Ltd.	50,000	276,878
#	Takuma Co., Ltd.	268,000	1,620,210
	Tanseisha Co., Ltd.	58,000	252,237
	Tatsuta Electric Wire & Cable Co., Ltd.	170,000	504,915

16

		Shares	Value††
	TCM Corp.	272,000	$869,715
	Techno Associe Co., Ltd.	53,900	594,997
	Techno Ryowa, Ltd.	38,200	199,747
	Teikoku Electric Manufacturing Co., Ltd.	21,200	301,715
#	Tekken Corp.	478,000	647,721
	Teraoka Seisakusho Co., Ltd.	47,000	355,071
#	The Keihin Co., Ltd.	178,000	507,411
	The Kodensha Co., Ltd.	25,000	81,801
	The Nippon Road Co., Ltd.	299,000	570,711
	The Yasuda Warehouse Co., Ltd.	94,000	840,869
#	Toa Corp.	675,000	742,800
#	Toa Doro Kogyo Co., Ltd.	124,000	249,202
# *	Tobishima Corp.	1,231,500	868,003
#	Tocalo Co., Ltd.	48,000	1,770,811
	Todentu Corp.	98,000	297,991
	Toenec Corp.	301,000	1,127,061
#	Tokai Lease Co., Ltd.	60,000	129,695
#	Tokimec, Inc.	254,000	589,688
	Toko Electric Corp.	72,000	318,748
	Tokyo Biso Kogyo Corp.	19,000	130,400
	Tokyo Energy & Systems, Inc.	115,000	809,956
#	Tokyo Kikai Seisakusho, Ltd.	255,000	704,046
#	Tokyo Leasing Co., Ltd.	203,300	3,319,429
	Tokyo Sangyo Co., Ltd.	65,000	216,117
#	Tokyu Construction Co., Ltd.	202,510	1,622,217
	Toli Corp.	203,000	558,789
#	Tomoe Corp.	99,000	329,396
	Tonami Transportation Co., Ltd.	301,000	750,603
#	Tori Holdings Co., Ltd.	2,809,000	944,919
#	Torishima Pump Manufacturing Co., Ltd.	91,000	762,352
	Toshiba Plant Kensetsu Co., Ltd.	297,000	1,914,156
	Tosho Printing Co., Ltd.	192,000	587,956
	Totetsu Kogyo Co., Ltd.	97,000	547,251
# *	Toyo Construction Co., Ltd.	919,000	647,364
#	Toyo Electric Co., Ltd.	121,000	556,508
#	Toyo Engineering Corp.	597,000	2,348,740
#	Toyo Machinery & Metal Co., Ltd.	61,000	453,250
#	Toyo Shutter Co., Ltd.	11,800	131,654
#	Toyo Wharf & Warehouse Co., Ltd.	249,000	506,348
	Trusco Nakayama Corp.	100,700	2,027,821
	Tsubaki Nakashima Co., Ltd.	160,400	2,288,971
	Tsubakimoto Chain Co.	609,000	3,393,398
	Tsubakimoto Kogyo Co., Ltd.	78,000	281,996
	Tsudakoma Corp.	204,000	428,535
#	Tsugami Corp.	272,000	1,573,461
#	Tsukishima Kikai Co., Ltd.	140,000	1,845,666
	Tsurumi Manufacturing Co., Ltd.	85,000	844,362
	Tsuzuki Denki Co., Ltd.	58,000	195,782
	TTK Co., Ltd.	62,000	340,329
	Uchida Yoko Co., Ltd.	165,000	947,317
	Ueki Corp.	47,000	78,619
#	UFJ Central Leasing Co., Ltd.	69,000	3,424,326
#	Union Tool Co.	71,200	3,234,508
	Utoc Corp.	68,000	219,240
# *	Venture Link Co., Ltd.	382,500	874,143

17

		Shares	Value††
#	Wakachiku Construction Co., Ltd.	395,000	$400,797
	Weathernews, Inc.	20,000	100,876
#	Yahagi Construction Co., Ltd.	135,000	556,503
	Yamato Corp.	68,000	261,268
	Yamaura Corp.	40,500	118,187
	Yamazen Co., Ltd.	289,000	1,816,635
	Yokogawa Bridge Corp.	98,400	408,822
	Yondenko Corp.	108,800	524,846
# *	Yuasa Trading Co., Ltd.	721,000	1,244,056
	Yuken Kogyo Co., Ltd.	107,000	320,200
	Yurtec Corp.	253,000	1,155,395
#	Yushin Precision Equipment Co., Ltd.	42,940	834,839
Total Industrials			390,260,520

Information Technology — (10.1%)
	Aichi Tokei Denki Co., Ltd.	113,000	305,123
	Aiphone Co., Ltd.	64,400	1,191,375
# *	Allied Telesis Holdings KK	237,600	327,807
#	Alpha Systems, Inc.	38,500	1,136,980
#	Anritsu Corp.	403,000	2,225,544
	AOI Electronics Co., Ltd.	35,500	827,032
*	Apic Yamada Corp.	20,000	141,848
	Argo 21 Corp.	27,700	246,852
#	Arisawa Manufacturing Co., Ltd.	139,400	1,561,278
	CAC Corp.	65,100	570,986
	Canon Electronics, Inc.	88,000	3,799,385
	Canon Finetech, Inc.	130,070	2,486,938
#	Capcom Co., Ltd.	184,400	3,266,153
	Chino Corp.	143,000	442,481
#	CMK Corp.	191,000	1,940,642
	Computer Engineering & Consulting, Ltd.	49,800	609,530
	Core Corp.	37,700	286,783
	Cresco, Ltd.	11,600	105,638
*	Daiko Denshi Tsushin, Ltd.	23,000	55,617
	Daiwabo Information System Co., Ltd.	59,000	785,084
#	Denki Kogyo Co., Ltd.	214,000	1,911,676
	DKK-TOA Corp.	31,000	76,652
#	Dodwell B.M.S., Ltd.	141,700	1,000,530
#	DTS Corp.	38,500	1,416,109
#	eAccess, Ltd.	3,747	2,184,707
	Eizo Nanao Corp.	70,100	1,751,200
*	Elna Co., Ltd.	97,000	120,821
#	Enplas Corp.	65,100	984,348
# *	Epson Toyocom Corp.	409,000	3,026,788
	ESPEC Corp.	70,000	970,512
# *	FDK Corp.	386,000	618,889
	Fuji Soft, Inc.	118,200	2,844,967
# *	Fujitsu Access, Ltd.	70,600	383,162
	Fujitsu Devices, Inc.	74,000	995,104
#	Fujitsu Fronttec, Ltd.	64,200	514,100
	Fuso Dentsu Co., Ltd.	16,000	58,714
#	Future System Consulting Corp.	1,361	1,237,898
#	GMO Internet, Inc.	191,000	1,630,793
	Graphtec Corp.	39,000	69,160
	Hakuto Co., Ltd.	71,800	1,011,259

18

		Shares	Value††
	Hitachi Business Solution Co., Ltd.	32,900	$204,651
	Hitachi Information Systems, Ltd.	137,600	2,913,930
#	Hitachi Kokusai Electric, Inc.	319,000	3,730,441
	Hitachi Software Engineering Co., Ltd.	194,800	3,620,441
	Hitachi Systems & Services, Ltd.	76,000	1,540,358
	Hochiki Corp.	70,000	355,215
#	Hokuriku Electric Industry Co., Ltd.	286,000	750,857
#	Horiba, Ltd.	103,000	3,444,273
	Hosiden Corp.	227,400	2,381,000
	Icom, Inc.	45,100	1,206,562
# *	Ikegami Tsushinki Co., Ltd.	137,000	217,546
*	Ines Corp.	158,100	946,829
	I-Net Corp.	36,800	274,607
#	Information Services International-Dentsu, Ltd.	91,400	1,112,937
# *	INTEC Holdings, Ltd.	147,128	2,097,198
#	Invoice, Inc.	36,923	1,148,659
	Ishii Hyoki Co., Ltd.	18,500	377,316
# *	Iwatsu Electric Co., Ltd.	311,000	465,684
	Japan Aviation Electronics Industry, Ltd.	183,000	2,613,874
	Japan Business Computer Co., Ltd.	59,900	549,965
	Japan Digital Laboratory Co., Ltd.	101,900	1,540,856
*	Japan Radio Co., Ltd.	429,000	1,268,173
	Jastec Co., Ltd.	54,600	441,844
*	JBIS Holdings, Inc.	47,400	256,338
	JIEC Co., Ltd.	98	89,750
	Kaga Electronics Co., Ltd.	87,600	1,557,694
	Kanematsu Electronics, Ltd.	68,300	451,334
	Kasuga Electric Works, Ltd.	44,000	188,579
	Kawatetsu Systems, Inc.	174	200,745
#	Koa Corp.	134,700	1,886,032
#	Koei Co., Ltd.	149,500	2,653,927
	Komatsu Electronics Metals Co., Ltd.	88,200	5,139,038
# *	Kubotek Corp.	285	97,992
#	Kyoden Co., Ltd.	160,000	673,839
	Kyowa Electronic Instruments Co., Ltd.	52,000	179,581
	Macnica, Inc.	56,800	1,899,304
	Marubeni Infotec Corp.	21,000	55,345
	Marubun Corp.	86,500	1,148,508
	Maruwa Co., Ltd.	31,400	724,563
	Maspro Denkoh Corp.	53,900	452,895
#	Megachips Corp.	78,500	1,463,232
#	Melco Holdings, Inc.	9,000	267,947
#	Mimasu Semiconductor Industry Co., Ltd.	13,781	271,146
	Miroku Jyoho Service Co., Ltd.	63,000	176,701
#	Mitsui High-Tec, Inc.	128,300	1,595,075
	Mitsui Knowledge Industry Co., Ltd.	33,800	524,718
#	Mitsumi Electric Co., Ltd.	228,000	3,942,140
	Moritex Corp.	35,100	161,964
*	Mutoh Industries, Ltd.	130,000	297,593
*	Nagano Japan Radio Co., Ltd.	85,000	131,149
	Nakayo Telecommunications, Inc.	49,000	172,512
#	NEC Fielding, Ltd.	168,300	2,246,316
	NEC Mobiling, Ltd.	43,100	749,121
#	NEC Tokin Corp.	349,000	2,163,683
#	Net One Systems Co., Ltd.	1,772	2,603,197

19

		Shares	Value††
#	Netmarks, Inc.	432	$304,450
#	New Japan Radio Co., Ltd.	72,000	460,436
#	NextCom K.K.	1,000	299,496
	Nichicon Corp.	260,200	3,121,215
#	Nihon Dempa Kogyo Co., Ltd.	65,700	2,709,926
#	Nihon Inter Electronics Corp.	94,700	588,512
	Nippon Avionics Co., Ltd.	83,000	324,078
	Nippon Ceramic Co., Ltd.	72,000	891,895
	Nippon Chemi-Con Corp.	398,000	3,206,929
	Nippon Systemware Co., Ltd.	30,000	173,652
	Nissho Electronics Corp.	65,800	457,592
#	NIWS Co. HQ, Ltd.	2,099	1,368,754
	Nohmi Bosai, Ltd.	130,000	858,369
	NS Solutions Corp.	48,600	1,436,385
	NSD Co., Ltd.	80,400	2,832,604
	Okaya Electric Industries Co., Ltd.	53,000	313,875
	Ono Sokki Co., Ltd.	81,000	562,506
	Origin Electric Co., Ltd.	101,000	636,310
	Osaki Electric Co., Ltd.	118,000	911,439
	PCA Corp.	17,500	271,235
*	Pulstec Industrial Co., Ltd.	21,200	52,975
	Ricoh Elemex Corp.	63,000	392,435
	Rikei Corp.	22,500	66,984
	Riken Keiki Co., Ltd.	71,400	522,527
#	Roland DG Corp.	55,400	1,694,075
	Ryoden Trading Co., Ltd.	142,000	1,012,799
	Ryosan Co., Ltd.	117,900	2,963,065
	Ryoyo Electro Corp.	100,300	1,350,826
	Sanko Co., Ltd.	22,000	115,676
	Sanshin Electronics Co., Ltd.	102,000	1,103,853
	Satori Electric Co., Ltd.	54,880	825,688
	Sekonic Corp.	36,000	86,989
#	Shindengen Electric Manufacturing Co., Ltd.	245,000	1,175,631
#	Shinkawa, Ltd.	61,100	1,379,714
	Shinko Shoji Co., Ltd.	71,000	960,624
	Shizuki Electric Co., Inc.	78,000	326,879
	Siix Corp.	33,300	318,926
	SMK Corp.	241,000	1,634,993
	Sokkisha Co., Ltd.	85,000	392,537
	Sorun Corp.	90,800	897,238
*	SPC Electronics Corp.	48,200	141,664
*	SRA Holdings	41,000	618,427
	Star Micronics Co., Ltd.	174,000	3,480,727
#	Sumida Corp.	60,849	1,180,411
#	Sumisho Computer Systems Corp.	160,100	3,903,032
#	SunTelephone Co., Ltd.	92,000	787,592
	Tachibana Eletech Co., Ltd.	64,100	634,928
	Tamura Corp.	234,000	980,650
	Tamura Taiko Holdings, Inc.	177,000	564,300
# *	Teac Corp.	584,000	622,604
	Teikoku Tsushin Kogyo Co., Ltd.	156,000	716,223
#	TIS, Inc.	145,000	3,462,009
	TKC Corp.	94,500	1,665,097
	Toko, Inc.	309,000	733,593
#	Tokyo Denpa Co., Ltd.	19,800	255,750

20

		Shares	Value††
	Tokyo Electron Device, Ltd.	248	$515,465
#	Tomen Electronics Corp.	48,500	888,288
#	Tose Co., Ltd.	17,800	195,121
#	Toshiba Ceramics Co., Ltd.	357,000	1,818,905
*	Totoku Electric Co., Ltd., Tokyo	91,000	159,903
	Toukei Computer Co., Ltd.	23,510	323,210
# *	Towa Corp.	74,800	475,313
# *	Towa Meccs Corp.	127,000	90,398
#	Toyo Corp.	100,400	1,165,207
#	Trans Cosmos, Inc.	145,400	3,006,690
	Tsuzuki Densan Co., Ltd.	22,500	108,471
	Uniden Corp.	197,000	1,456,953
*	Union Holdings Co., Ltd.	14,700	13,278
	Yamaichi Electronics Co., Ltd.	56,000	494,704
	Yaskawa Information Systems Corp.	40,000	171,774
	Ye Data, Inc.	43,000	122,977
#	Yokowo Co., Ltd.	64,200	707,454
	Zuken, Inc.	83,000	838,743
Total Information Technology			184,049,592

Materials — (8.2%)
#	Achilles Corp.	608,000	1,035,565
	Adeka Corp.	325,000	3,167,643
	Agro-Kanesho Co., Ltd.	7,000	57,426
	Arakawa Chemical Industries, Ltd.	60,100	635,670
	Aronkasei Co., Ltd.	107,000	496,115
	Asahi Organic Chemicals Industry Co., Ltd.	301,000	1,198,575
	Chuetsu Pulp and Paper Co., Ltd.	358,000	706,696
# *	Chugai Mining Co., Ltd.	564,300	522,992
#	Chugoku Marine Paints, Ltd.	214,000	1,481,629
#	Chugokukogyo Co., Ltd.	88,000	200,789
# *	Co-Op Chemical Co., Ltd.	163,000	238,582
#	Dai Nippon Toryo, Ltd.	415,000	628,188
#	Dai-Ichi Kogyo Seiyaku Co., Ltd.	101,000	258,149
#	Daiken Corp.	398,000	1,324,246
#	Dainichiseika Colour & Chemicals Manufacturing Co., Ltd.	282,000	1,443,457
#	Daio Paper Corp.	385,000	3,121,284
#	Daiso Co., Ltd.	336,000	957,490
	DC Co., Ltd.	75,000	339,938
	Dijet Industrial Co., Ltd.	58,000	135,760
	Dynapac Co., Ltd.	25,000	90,570
	FP Corp.	68,400	2,501,526
	Fujikura Kasei Co., Ltd.	86,000	865,615
	Fumakilla, Ltd.	59,000	152,758
#	Geostar Corp.	10,000	33,408
#	Godo Steel, Ltd.	507,000	2,501,111
#	Gun-Ei Chemical Industry Co., Ltd.	269,000	702,487
	Harima Chemicals, Inc.	69,000	451,223
#	Hodogaya Chemical Co., Ltd.	261,000	783,243
	Hokkan Holdings, Ltd.	198,000	614,818
#	Hokko Chemical Industry Co., Ltd.	71,000	265,939
#	Hokuetsu Paper Mills, Ltd.	513,000	2,757,126
#	Hokushin Co., Ltd.	64,000	115,009
	Honshu Chemical Industry Co., Ltd.	29,000	238,281

21

		Shares	Value††
#	Ihara Chemical Industry Co., Ltd.	155,000	$415,660
	ISE Chemicals Corp.	75,000	690,859
*	Ishihara Sangyo Kaisha, Ltd.	1,178,500	1,512,132
#	Ishii Iron Works Co., Ltd.	77,000	172,468
#	Japan Carlit Co., Ltd.	59,800	436,206
	JSP Corp.	92,400	923,530
	Kanto Denka Kogyo Co., Ltd.	174,000	1,128,120
	Kasei (C.I.) Co., Ltd.	89,000	317,477
	Katakura Chikkarin Co., Ltd.	43,000	148,319
	Kawasaki Kasei Chemicals, Ltd.	88,000	141,793
#	Kishu Paper Co., Ltd.	233,000	338,996
	Koatsu Gas Kogyo Co., Ltd.	167,000	945,444
	Kohsoku Corp.	59,500	349,234
	Konishi Co., Ltd.	55,600	493,847
	Kumiai Chemical Industry Co., Ltd.	263,000	527,164
	Kureha Corp.	603,000	2,816,699
#	Kurimoto, Ltd.	418,000	994,681
#	Kurosaki Harima Corp.	247,000	904,738
#	MEC Co., Ltd.	62,800	735,359
	Mesco, Inc.	30,000	156,363
# *	Mitsubishi Paper Mills, Ltd.	999,000	1,643,632
	Mitsubishi Plastics, Inc.	680,000	1,895,309
	Mitsubishi Shindoh Co., Ltd.	34,000	98,421
#	Mitsubishi Steel Manufacturing Co., Ltd.	494,000	2,109,097
# *	Mitsui Mining Co., Ltd.	707,000	1,162,761
	Mory Industries, Inc.	135,000	470,320
	Nakabayashi Co., Ltd.	147,000	306,303
	Nakayama Steel Works, Ltd.	415,000	1,435,502
#	Neturen Co., Ltd., Tokyo	135,000	1,607,517
#	Nichia Steel Works, Ltd.	157,900	570,880
	Nichireki Co., Ltd.	74,000	218,202
	Nifco, Inc.	171,000	3,685,499
	Nihon Kagaku Sangyo Co., Ltd.	49,000	355,007
	Nihon Matai Co., Ltd.	82,000	185,022
	Nihon Nohyaku Co., Ltd.	207,000	692,772
	Nihon Parkerizing Co., Ltd.	204,000	3,636,805
	Nihon Seiko Co., Ltd.	18,000	56,263
*	Nippon Carbide Industries Co., Inc.	201,000	429,673
	Nippon Chemical Industrial Co., Ltd.	273,000	762,189
#	Nippon Chutetsukan KK	73,000	156,529
#	Nippon Concrete Industries Co., Ltd.	134,000	346,366
#	Nippon Denko Co., Ltd.	331,000	1,217,977
	Nippon Fine Chemical Co., Ltd.	82,000	514,195
	Nippon Foil Mfg., Co., Ltd.	51,000	78,633
# *	Nippon Kasei Chemical Co., Ltd.	318,000	579,203
#	Nippon Kinzoku Co., Ltd.	200,000	424,697
#	Nippon Koshuha Steel Co., Ltd.	396,000	684,016
#	Nippon Metal Industry Co., Ltd.	544,000	1,543,147
	Nippon Paint Co., Ltd.	798,000	4,248,298
	Nippon Pigment Co., Ltd.	11,000	36,116
#	Nippon Pillar Packing Co., Ltd.	71,000	783,911
*	Nippon Soda Co., Ltd.	492,000	2,112,646
#	Nippon Valqua Industries, Ltd.	282,000	971,001
#	Nippon Yakin Kogyo Co., Ltd.	348,000	1,900,056
#	Nittetsu Mining Co., Ltd.	264,000	2,099,363

22

		Shares	Value††
	Nitto FC Co., Ltd.	72,000	$437,653
	NOF Corp.	633,000	3,396,847
	Okamoto Industries, Inc.	370,000	1,344,397
	Okura Industrial Co., Ltd.	192,000	757,086
#	Osaka Steel Co., Ltd.	134,400	2,420,723
	Riken Technos Corp.	202,000	734,713
#	S Science Co., Ltd.	3,050,000	789,162
#	S.T. Chemical Co., Ltd.	91,700	1,230,152
	Sakai Chemical Industry Co., Ltd.	331,000	1,655,875
	Sakata INX Corp.	186,000	954,328
#	Sanyo Chemical Industries, Ltd.	374,000	2,448,246
	Sanyo Special Steel Co., Ltd.	434,000	2,797,540
	Sekisui Plastics Co., Ltd.	311,000	1,021,834
	Shikoku Chemicals Corp.	183,000	1,063,523
	Shinagawa Refractories Co., Ltd.	203,000	670,283
	Shin-Etsu Polymer Co., Ltd.	243,000	3,318,969
	Showa Tansan Co., Ltd.	49,000	178,426
	Somar Corp.	43,000	162,810
#	Stella Chemifa Corp.	37,500	1,273,823
#	Sumitomo Light Metal Industries, Ltd.	1,172,000	2,332,704
	Sumitomo Osaka Cement Co., Ltd.	215,000	665,290
	Sumitomo Pipe & Tube Co., Ltd.	87,000	452,273
	Sumitomo Seika Chemicals Co., Ltd.	211,000	1,154,171
	Taisei Lamick Co., Ltd.	18,900	475,602
#	Takasago International Corp.	313,000	1,532,707
	Takiron Co., Ltd.	236,000	813,953
	Tayca Corp.	154,000	405,979
	The Nippon Synthetic Chemical Industry Co., Ltd.	304,000	1,108,686
# *	Titan Kogyo Kabushiki Kaisha	59,000	91,347
	Toagosei Co., Ltd.	843,000	3,059,176
#	Toda Kogyo Corp.	127,000	502,025
	Tohcello Co., Ltd.	105,000	1,297,495
# *	Toho Rayon Co., Ltd.	426,000	2,948,899
	Toho Zinc Co., Ltd.	395,000	3,187,987
*	Tohpe Corp.	36,000	50,284
#	Tokai Carbon Co., Ltd.	651,360	4,462,947
#	Tokai Pulp & Paper Co., Ltd.	198,000	594,571
#	Tokushu Paper Manufacturing Co., Ltd.	146,000	741,422
	Tokyo Rope Manufacturing Co., Ltd.	504,000	911,506
	Tokyo Tekko Co., Ltd.	147,000	1,189,883
	Tomoegawa Paper Co., Ltd.	96,000	325,060
	Tomoku Co., Ltd.	247,000	542,404
	Topy Industries, Ltd.	700,000	2,732,953
#	Toyo Kohan Co., Ltd.	312,000	1,108,710
#	Tsutsunaka Plastic Industry Co., Ltd.	128,000	589,354
	TYK Corp.	82,000	189,858
	Ube Material Industries, Ltd.	250,000	792,221
#	Wood One Co., Ltd.	152,000	1,436,014
	Yamamura Glass Co., Ltd.	369,000	978,859
	Yodogawa Steel Works, Ltd.	569,000	2,721,673
	Yuki Gosei Kogyo Co., Ltd.	49,000	162,144
#	Yushiro Chemical Industry Co., Ltd.	45,000	873,829
Total Materials			150,278,101

23

		Shares	Value††
Other — (0.0%)
*	Fujii & Co., Ltd.	44,000	$380
*	Gajoen Kanko KK	37,000	0
*	Kakuei (L.) Corp.	100,000	864
*	Maruishi Holdings Co., Ltd.	214,000	1,849
*	New Real Property KK	43,900	0
*	Nichiboshin, Ltd.	1,190	1,028
Total Other			4,121

Telecommunication Services — (0.1%)
	JSAT Corp.	1,049	2,615,905

Utilities — (0.5%)
	Hokkaido Gas Co., Ltd.	188,000	491,958
	Hokuriku Gas Co., Ltd.	94,000	293,099
	Okinawa Electric Power Co., Ltd.	51,110	2,964,103
#	Saibu Gas Co., Ltd.	1,161,000	2,695,876
	Shizuoka Gas Co., Ltd.	236,000	1,767,181
	Tokai Corp.	226,000	805,057
Total Utilities			9,017,274

TOTAL COMMON STOCKS			1,371,084,590

RIGHTS/WARRANTS — (0.0%)
*	Showa Rubber Co., Ltd. Warrants 01/01/10	16,520	0

24

		Face Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (25.0%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,080,825 FHLMC 5.000%, 04/15/34, valued at $4,110,874) to be repurchased at $4,030,268	$4,030	$4,029,674

@	Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,902,115 FNMA, rates ranging from 4.000% to 8.500%, maturities ranging from 05/01/11 to 11/01/36, valued at $237,124,500) to be repurchased at $232,509,290	232,475	232,475,000

@	Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $67,150,000 FHLMC 5.500%, 11/01/22 & FNMA 5.000%, 01/01/19, valued at $29,176,296) to be repurchased at $28,607,517	28,603	28,603,298

	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $38,115,000 FNMA 3.50%, 03/25/33, valued at $9,385,774) to be repurchased at $9,248,333	9,247	9,247,000

@	Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $325,200,000 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 03/01/13 to 11/01/35 & FNMA, rates ranging from 4.500% to 6.500%, maturities ranging from 12/01/16 to 07/01/35, valued at $186,663,784) to be repurchased at $183,026,993	183,000	183,000,000

TOTAL TEMPORARY CASH INVESTMENTS			457,354,972

TOTAL INVESTMENTS - (100.0%)
(Cost $1,792,819,457)			$1,828,439,562

See accompanying Notes to Financial Statements.

25

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRALIA — (41.9%)
COMMON STOCKS — (41.8%)
	A.I., Ltd.	351,686	$106,967
	AAV, Ltd.	256,027	235,955
#	ABB Grain, Ltd.	585,203	3,210,410
*	Acclaim Exploration NL	435,905	16,809
*	Adacel Technologies, Ltd.	113,249	62,143
*	Adamus Resources, Ltd.	284,933	139,261
	ADCorp Australia, Ltd.	123,389	55,588
	Adelaide Bank, Ltd.	428,992	4,409,561
	Adelaide Brighton, Ltd.	2,191,287	4,537,821
*	Admiralty Resources NL	1,732,343	127,195
#	Adsteam Marine, Ltd.	1,063,826	1,967,893
	Adtrans Group, Ltd.	32,047	79,611
*	Advanced Magnesium, Ltd.	16,619	5,926
	Aevum, Ltd.	113,465	196,721
*	AFT Corp., Ltd.	495,284	3,887
*	Agenix, Ltd.	333,983	32,757
*	Agincourt Resources, Ltd.	765,650	820,732
# *	Aim Resources, Ltd.	2,073,831	606,899
*	Ainsworth Game Technology, Ltd.	393,653	120,995
*	AJ Lucas Group, Ltd.	151,268	126,792
*	Alchemia, Ltd.	348,825	253,078
#	Alesco Corp., Ltd.	281,232	2,327,642
*	Alkane Exploration, Ltd.	529,266	106,434
# *	Allegiance Mining NL	2,338,425	774,469
# *	Alliance Resources, Ltd.	798,884	1,160,128
*	Allied Medical, Ltd.	11,746	0
*	Allied Technologies Group, Ltd.	92,007	7,990
	Altium, Ltd.	162,100	102,237
*	Amadeus Energy, Ltd.	694,953	552,315
	Amalgamated Holdings, Ltd.	369,007	1,686,703
	Amcom Telecommunications, Ltd.	596,711	101,708
	Ammtec, Ltd.	8,165	30,370
*	Anadis, Ltd.	136,900	27,153
#	Ansell, Ltd.	602,086	5,549,323
*	Antares Energy, Ltd.	510,462	257,483
# *	Anzon Australia, Ltd.	367,321	464,202
	AP Eagers, Ltd.	33,223	246,265
# *	Aquila Resources, Ltd.	14,300	75,473
#	ARB Corporation, Ltd.	254,104	740,585
*	ARC Energy, Ltd.	887,033	1,030,533
	Ariadne Australia, Ltd.	291,838	123,963
*	Arrow Energy NL	1,344,460	1,092,893
	ASG Group, Ltd.	30,858	21,923
	Aspen Group, Ltd.	822,552	1,183,374
*	Astron, Ltd.	72,300	143,734

1

		Shares	Value††
	Atlas Group Holding, Ltd.	345,067	$267,397
	Atlas South Sea Pearl, Ltd.	82,585	22,762
*	Aurora Oil & Gas, Ltd.	202,200	92,620
	Ausdrill, Ltd.	521,999	781,894
*	AuSelect, Ltd.	190,565	166,653
	Ausmelt, Ltd.	44,782	35,350
	Auspine, Ltd.	198,619	695,360
	Ausron, Ltd.	60,281	1,956
	Austal, Ltd.	753,323	2,204,469
# *	Austar United Communications, Ltd.	5,032,941	4,932,722
	Austereo Group, Ltd.	1,574,384	2,685,392
	Austin Group, Ltd.	70,265	15,556
*	Austpac Resources NL	2,001,772	123,227
#	Australand Property Group	833,886	1,275,693
#	Australian Agricultural Co., Ltd.	958,019	1,395,091
#	Australian Infrastructure Fund	1,487,845	3,038,972
	Australian Pharmaceutical Industries, Ltd.	1,014,953	2,009,448
#	Australian Pipeline Trust	1,269,397	4,249,252
# *	Australian Worldwide Exploration, Ltd.	1,801,281	4,383,899
*	Auto Group, Ltd.	41,309	5,866
# *	Autron Corporation, Ltd.	989,247	60,030
	Avatar Industries, Ltd.	195,019	247,392
*	Avexa, Ltd.	119,842	22,758
#	AVJennings Homes, Ltd.	846,418	760,684
#	AWB, Ltd.	1,409,550	3,166,193
*	Aztec Resources, Ltd.	2,371,592	505,355
*	B Digital, Ltd.	2,450,714	299,690
*	Babcock & Brown Environmental Investments, Ltd.	468,765	666,580
# *	Ballarat Goldfields NL	4,399,876	937,470
*	Ballarat South Gold, Ltd.	1,996	14,210
#	Bank of Queensland, Ltd.	416,079	5,044,300
	Baxter Group, Ltd.	143,509	623,709
#	Beach Petroleum, Ltd.	2,731,453	3,066,013
	Beaconsfield Gold NL	89,078	30,219
#	Bendigo Bank, Ltd.	381,292	4,233,055
# *	Bendigo Mining NL	1,678,447	1,094,448
	Beyond International, Ltd.	61,256	41,079
# *	Biota Holdings, Ltd.	718,460	845,915
#	Blackmores, Ltd.	62,368	833,377
*	Blina Diamonds, Ltd. NL	15,073	6,059
*	BMA Gold, Ltd.	710,924	163,028
	Bolnisi Gold NL	1,170,501	2,978,466
#	Boom Logistics, Ltd.	667,064	2,084,640
# *	Boulder Group NL	968,036	390,833
*	BQT Solutions, Ltd.	179,898	16,306
#	Bradken, Ltd.	421,076	2,318,930
	Brazin, Ltd.	336,893	472,300
*	Breakaway Resporces. Ltd.	547,846	183,558
	Brickworks, Ltd.	28,595	266,460
	Bridgestone Australia, Ltd.	80,100	176,300
	Broadcast Services Australia, Ltd.	351,743	111,202
#	Cabcharge Australia, Ltd.	454,438	3,242,899
*	Calliden Group, Ltd.	558,593	202,390
	Campbell Brothers, Ltd.	208,178	3,483,932
#	Candle Australia, Ltd.	193,489	513,799

2

		Shares	Value††
*	Cape Range Wireless, Ltd.	3,581,304	$11,302
# *	Capral Aluminium, Ltd.	743,515	615,799
	Cardno, Ltd.	183,313	794,943
*	Carnarvon Petroleum, Ltd.	1,734,433	113,832
# *	CBH Resources, Ltd.	2,447,873	1,500,547
	CCI Holdings, Ltd.	20,606	5,292
*	CDS Technologies, Ltd.	96,299	163,581
	CEC Group, Ltd.	137,373	203,748
	Cedar Woods Properties, Ltd.	89,116	332,335
# *	Cellestis, Ltd.	362,010	1,025,783
	Cellnet Group, Ltd.	154,345	171,318
*	Centamin Egypt, Ltd.	1,611,779	901,528
#	Centennial Coal, Ltd.	1,220,596	2,830,042
*	Centralian Minerals, Ltd.	41,182	0
*	Ceramic Fuel Cells, Ltd.	489,608	293,786
	Chandler Macleod, Ltd.	80,000	62,735
# *	Chemeq, Ltd.	166,742	24,340
*	ChemGenex Pharmaceuticals, Ltd.	261,684	134,072
	Chiquita Brands South Pacific, Ltd.	358,035	208,125
*	Chrome Corp., Ltd.	96,000	378
*	Circadian Technologies, Ltd.	64,591	76,645
*	Citigold Corp., Ltd.	2,412,844	945,239
#	City Pacific, Ltd.	533,962	1,891,103
*	Clinuvel Pharmaceuticals, Ltd.	214,285	90,541
*	Clough, Ltd.	1,642,831	582,159
*	Clover Corp., Ltd.	269,348	28,874
*	Cluff Resources Pacific NL	911,746	10,120
	CMI, Ltd.	81,810	77,289
*	CO2 Group, Ltd.	280,693	63,019
	Coates Hire, Ltd.	1,064,671	4,656,879
	Codan, Ltd.	142,942	151,983
#	Coffey International, Ltd.	292,890	935,355
#	Collection House, Ltd.	311,854	268,381
#	Commander Communications, Ltd.	887,980	1,575,027
# *	Compass Resources NL	482,636	1,864,149
*	Coneco, Ltd.	27,850	13,528
#	ConnectEast Group	4,986,229	5,781,548
# *	Conquest Mining, Ltd.	485,515	170,954
#	Consolidated Minerals, Ltd.	827,856	1,302,912
	Consolidated Rutile, Ltd.	1,351,830	719,085
*	Coplex Resources NL	231,400	16,431
# *	Copperco, Ltd.	1,377,495	573,296
#	Corporate Express Australia, Ltd.	712,055	3,183,546
	Count Financial, Ltd.	887,498	1,634,477
	Coventry Group, Ltd.	124,138	427,487
*	CP1, Ltd.	70,000	44,588
*	CPI, Ltd.	68,585	25,068
#	Crane Group, Ltd.	243,667	2,632,769
*	Crescent Gold, Ltd.	380,000	88,406
*	Croesus Mining NL	878,058	190,504
*	Cue Energy Resources, Ltd.	452,354	42,955
*	Customers, Ltd.	1,607,640	317,321
*	Cytopia, Ltd.	187,724	100,870
	Danks Holdings, Ltd.	10,425	64,197
	DCA Group, Ltd.	1,820,485	4,924,641

3

		Shares	Value††
	Devine, Ltd.	423,724	$353,789
*	Dioro Exploration NL	297,142	16,599
	Dominion Mining, Ltd.	277,017	362,790
*	Dragon Mining NL	836,493	108,862
*	Drillsearch Energy, Ltd.	650,000	92,577
#	DUET Group	1,491,647	3,433,340
*	Eastern Star Gas, Ltd.	1,694,244	341,342
*	Echelon Resources, Ltd.	7,950	2,458
*	Ellex Medical Lasers, Ltd.	162,000	103,662
	emitch, Ltd.	614,731	624,978
*	Emporer Mines, Ltd.	1,284,668	284,362
#	Energy Developments, Ltd.	577,938	2,131,894
# *	Energy World Corp., Ltd.	1,155,630	631,506
*	engin, Ltd.	674,773	146,387
#	Envestra, Ltd.	3,213,656	2,926,101
*	Environmental Solutions International, Ltd.	13,473	2,873
	Equigold NL	645,805	883,023
# *	ERG, Ltd.	2,832,350	616,249
*	Espreon, Ltd.	178,000	103,263
*	Falcon Minerals, Ltd.	595,369	187,141
#	Fantastic Holdings, Ltd.	363,333	988,652
#	Felix Resources, Ltd.	710,775	2,264,328
*	First Australian Resources, Ltd.	1,068,074	105,547
#	FKP, Ltd.	839,181	4,092,398
#	Fleetwood Corp., Ltd.	195,097	1,231,516
	Flight Centre, Ltd.	350,031	4,647,591
	Forest Enterprises Australia, Ltd.	1,166,236	572,820
#	Funtastic, Ltd.	485,637	509,851
	Futuris Corp., Ltd.	2,840,292	4,233,075
	Gale Pacific, Ltd.	125,851	54,503
	Gazal Corp., Ltd.	104,542	190,869
# *	Genetic Technologies, Ltd.	830,383	244,548
# *	Geodynamics, Ltd.	428,007	296,576
# *	Gindalbie Metals, Ltd.	1,695,584	751,697
*	Giralia Resources NL	104,350	40,325
*	Global Television, Ltd.	80,023	64,223
*	Globe International, Ltd.	882,836	167,109
*	Gold Aura, Ltd.	61,645	4,034
*	Golden Gate Petroleum, Ltd.	480,988	191,985
*	Goldstream Mining NL	372,242	169,167
	Gowing Bros., Ltd.	79,311	218,135
#	Graincorp, Ltd. Series A	166,682	1,116,988
#	Grand Hotel Group	826,037	864,867
*	Grange Resources, Ltd.	288,220	343,021
#	GRD, Ltd.	775,365	1,246,294
*	Great Gold Mines NL	17,866	742
#	Great Southern Plantations, Ltd.	1,304,118	3,124,861
	Green’s Foods, Ltd.	202,281	139,777
#	GUD Holdings, Ltd.	233,672	1,511,461
#	Gunns, Ltd.	1,354,811	3,108,397
	GWA International, Ltd.	1,110,557	3,294,168
# *	Hardman Resources, Ltd.	2,750,141	4,472,609
#	Healthscope, Ltd.	943,956	4,040,347
# *	Herald Resources, Ltd.	763,346	658,131
*	Heron Resources, Ltd.	175,000	115,753

4

		Shares	Value††
	HGL, Ltd.	94,486	$160,060
#	Hills Industries, Ltd.	677,779	2,564,612
#	Home Building Society, Ltd.	35,800	414,220
*	Horizon Oil, Ltd.	2,799,159	684,269
#	Housewares International, Ltd.	498,037	726,853
	HPAL, Ltd.	460,122	660,592
# *	Hutchison Telecommunications (Australia), Ltd.	1,839,781	341,502
#	IBA Health, Ltd.	1,340,840	1,243,464
	IBT Education, Ltd.	829,394	1,185,750
*	ICSGlobal, Ltd.	177,934	33,015
#	iiNet, Ltd.	487,339	339,319
#	Iluka Resources, Ltd.	784,920	4,334,831
	Imdex, Ltd.	513,660	319,982
#	Incitec Pivot, Ltd.	226,180	6,126,204
	Independence Group NL	441,857	1,522,738
*	Independent Practitioner Network, Ltd.	457,414	79,442
*	Indophil Resources NL	1,510,858	901,049
*	Industrea, Ltd.	1,178,487	236,857
	Infomedia, Ltd.	1,219,082	831,709
#	Institute of Drug Technology Australia, Ltd.	82,205	111,082
	Integrated Group, Ltd.	277,729	426,865
	Integrated Research, Ltd.	261,513	107,123
*	Intellect Holdings, Ltd.	48,362	12,557
*	Intermoco, Ltd.	2,462,900	71,895
	International All Sports, Ltd.	58,815	12,507
*	Intrepid Mines, Ltd.	320,115	226,534
#	Invocare, Ltd.	379,974	1,647,262
	IOOF Holdings, Ltd.	249,558	2,103,477
	Iress Market Technology, Ltd.	446,372	2,425,288
#	IWL, Ltd.	231,277	860,586
*	Ixla, Ltd.	89,921	1,632
# *	Jabiru Metals, Ltd.	1,215,563	759,588
#	JB Hi-Fi, Ltd.	412,988	1,953,991
#	Jones (David), Ltd.	1,777,508	5,340,585
#	Jubilee Mines NL	494,194	5,322,865
*	Jumbuck Entertainment, Ltd.	7,000	9,834
#	Just Group, Ltd.	859,700	2,469,746
	K&S Corp., Ltd.	143,650	413,412
# *	Kagara Zinc, Ltd.	793,205	4,552,458
*	Keycorp, Ltd.	156,412	101,146
# *	Kimberley Diamond Co. NL	296,906	191,731
*	Kings Minerals NL	1,284,989	681,226
#	Kingsgate Consolidated, Ltd.	354,586	1,174,054
	Kresta Holdings, Ltd.	231,002	60,904
# *	Lafayette Mining, Ltd.	2,923,208	225,015
*	Lakes Oil NL	5,026,217	71,112
	Lemarne Corp., Ltd.	30,790	55,731
*	Leyshon Resources, Ltd.	103,357	46,995
*	Life Therapeutics, Ltd.	348,857	412,370
	Lighting Corp., Ltd.	180,200	79,479
	Lipa Pharmaceuticals, Ltd.	302,099	184,102
	Lycopodium, Ltd.	30,000	75,572
*	Lynas Corp., Ltd.	1,572,869	497,695
#	MacArthur Coal, Ltd.	725,688	2,537,989
	MacMahon Holdings, Ltd.	2,062,773	1,365,829

5

		Shares	Value††
# *	Macmin Silver, Ltd.	1,694,501	$406,259
*	Macquarie Corporate Telecommunications, Ltd.	35,019	25,659
*	Magnesium International, Ltd.	32,803	3,607
# *	Marion Energy, Ltd.	724,742	431,949
	Maryborough Sugar Factory, Ltd.	628	5,436
*	Matrix Oil NL	2,091	165
	MaxiTRANS Industries, Ltd.	637,133	288,888
	McGuigan Simeon Wines, Ltd.	457,911	1,171,342
#	McMillan Shakespeare, Ltd	124,748	383,698
	McPherson’s, Ltd.	235,658	486,131
	Melbourne IT, Ltd.	273,436	604,605
# *	Metabolic Pharmaceuticals, Ltd.	1,162,738	691,566
# *	Metal Storm, Ltd.	1,615,449	192,197
*	MFS Diversified Group	334,626	246,055
	MFS, Ltd.	281,961	932,782
*	Midwest Corp., Ltd.	544,068	337,300
*	Miller’s Retail, Ltd.	771,659	991,517
	Mincor Resources NL	758,770	1,243,845
*	Mineral Deposits, Ltd.	331,000	425,630
#	Monadelphous Group, Ltd.	314,760	1,980,603
#	Mortgage Choice, Ltd.	444,700	926,388
*	Mosaic Oil NL	1,420,299	190,147
# *	Mount Gibson Iron, Ltd.	1,638,823	1,050,770
*	Multiemedia, Ltd.	4,822,552	26,358
*	MXL, Ltd.	932,804	62,119
	MYOB, Ltd.	1,324,634	1,155,816
	Namoi Cotton Cooperative, Ltd.	176,490	77,844
	National Can Industries, Ltd.	97,017	121,757
	National Hire Group, Ltd.	102,000	146,448
	New Hope Corp., Ltd.	2,979,357	3,055,737
*	Niagara Mining, Ltd.	763,656	178,985
# *	Nido Petroleum, Ltd.	2,578,767	366,076
*	North Australian Diamonds, Ltd.	2,366,474	93,219
*	Norwood Abbey, Ltd.	326,063	24,134
# *	Novogen, Ltd.	367,501	738,856
#	Nufarm, Ltd.	287,774	2,166,810
# *	Nylex, Ltd.	3,234,837	148,276
*	Nylex, Ltd.	1,490,707	70,565
	Oakton, Ltd.	333,169	1,137,535
*	Occupational & Medical Innovations, Ltd.	31,208	10,340
# *	Oceana Gold, Ltd.	2,357,996	1,282,534
*	Optiscan Imaging, Ltd.	37,101	13,173
# *	Orbital Corp., Ltd.	537,358	76,453
*	Orchard Petroleum, Ltd.	708,000	443,934
#	OrotonGroup, Ltd.	79,968	135,532
	Pacific Brands, Ltd.	2,047,113	4,293,548
	Pacific Group, Ltd.	529,159	911,880
# *	Pan Australian Resources, Ltd.	5,452,477	1,440,884
*	Pan Pacific Petroleum NL	491,700	77,839
*	Panbio, Ltd.	58,078	14,154
	Paperlinx, Ltd.	1,762,482	5,484,488
*	Payce Consolidated, Ltd.	29,670	66,713
	PCH Group, Ltd.	647,651	355,105
#	Peet, Ltd.	680,998	2,209,103
*	People Telecom, Ltd.	535,431	29,922

6

		Shares	Value††
*	Peptech, Ltd.	634,000	$654,765
	Perilya, Ltd.	612,415	2,247,789
# *	Perseverance Corp., Ltd.	2,149,546	660,917
*	Petra Diamonds, Ltd.	65,193	164,467
# *	Petsec Energy, Ltd.	539,806	1,067,384
# *	Pharmaxis, Ltd.	774,099	1,935,448
*	Planet Gas, Ltd.	395,000	84,273
*	Plantcorp NL	4,329	0
*	Platinum Australia, Ltd.	667,124	716,773
*	PMP, Ltd.	1,163,268	1,726,421
*	Polartechnics, Ltd.	57,873	4,330
#	Port Bouvard, Ltd.	240,678	934,414
*	Portman, Ltd.	28,445	112,308
*	PowerTel, Ltd. Series B	175,372	207,709
	PPK Group, Ltd.	99,965	60,634
*	Prana Biotechnology, Ltd.	195,424	64,488
*	Precious Metals Australia, Ltd.	188,084	333,888
#	Primary Health Care, Ltd.	508,734	5,120,806
	Prime Television, Ltd.	416,327	1,261,654
# *	Primelife Corp., Ltd.	527,461	477,863
*	Progen Industries, Ltd.	146,935	462,444
	Programmed Maintenance Service, Ltd.	282,393	1,060,100
	Promentum, Ltd.	181,910	179,124
# *	pSvida, Ltd.	1,423,508	296,308
#	Queensland Cotton Holdings, Ltd.	89,966	234,102
#	Ramsay Health Care, Ltd.	430,216	3,743,977
	Raptis Group, Ltd.	12,000	9,388
#	RCR Tomlinson, Ltd.	448,851	744,412
#	Rebel Sport, Ltd.	295,305	1,055,866
*	Reckon, Ltd.	97,000	76,604
# *	Redflex Holdings, Ltd.	324,553	690,832
# *	Redport, Ltd.	1,380,196	239,559
	Reece Australia, Ltd.	251,463	3,968,775
*	Renison Consolidated Mines NL	1,028,286	146,028
#	Repco Corp., Ltd.	758,607	828,252
*	Repcol, Ltd.	554,848	61,257
*	Resolute Mining, Ltd.	923,264	1,295,513
*	Resonance Health, Ltd.	51,212	861
# *	Resource Pacific Holdings, Ltd.	619,600	610,929
#	Ridley Corp., Ltd.	1,077,565	959,766
# *	Riversdale Mining, Ltd.	508,435	753,621
# *	Roc Oil Co., Ltd.	872,321	2,260,136
*	Roc Oil Co., Ltd.	327,119	831,018
	Rock Building Society, Ltd.	25,092	106,012
	Ross Human Directions, Ltd.	139,123	68,459
	Rural Press, Ltd.	487,796	4,562,419
*	Ruralco Holdings, Ltd.	65,840	179,026
	S8, Ltd.	320,050	1,127,847
#	SAI Global, Ltd.	572,207	1,625,041
*	Salinas Energy, Ltd.	399,290	109,053
*	Sally Malay Mining, Ltd.	727,599	1,148,181
#	Salmat, Ltd.	471,824	1,427,123
*	Samson Oil & Gas, Ltd.	257,861	59,884
*	Scarborough Minerals P.L.C. CDI	43,536	35,797
#	Schaffer Corp., Ltd.	33,766	169,686

7

		Shares	Value††
	SDI, Ltd.	369,901	$247,580
#	Select Harvests, Ltd.	153,080	1,562,811
#	Senetas Corp., Ltd.	1,846,596	657,622
	Servcorp, Ltd.	237,004	1,002,602
	Seven Network, Ltd.	224,582	1,873,134
*	Shield Mining, Ltd.	72,292	11,407
# *	Silex System, Ltd.	519,205	2,112,037
# *	Sino Gold, Ltd.	618,783	2,833,465
# *	Sino Strategic International, Ltd.	124,164	185,499
*	Sirtex Medical, Ltd.	140,866	315,471
	Skilled Group, Ltd.	387,971	1,608,488
*	SMC Gold, Ltd.	1,359,620	213,918
	Smorgon Steel Group, Ltd.	3,274,819	4,514,684
#	SMS Management & Technology, Ltd.	250,004	864,561
#	Southern Cross Broadcasting (Australia), Ltd.	259,672	3,271,459
*	Southern Pacific Petroleum NL	698,740	0
	SP Telemedia, Ltd.	1,575,621	1,180,501
*	Sphere Investments, Ltd.	374,662	384,811
#	Spotless Group, Ltd.	867,836	3,059,450
*	ST Synergy, Ltd.	33,420	62,638
# *	St. Barbara, Ltd.	3,078,827	1,388,155
*	Starpharma Holdings, Ltd.	497,958	197,301
	Straits Resources, Ltd.	735,823	1,967,052
*	Strategic Minerals Corp. NL	358,100	43,936
*	Strathfield Group, Ltd.	492,553	15,074
	Stuart Petroleum, Ltd.	201,731	197,456
#	STW Communications Group, Ltd.	825,788	2,168,467
*	Summit Resources, Ltd.	799,926	1,728,855
# *	Sundance Resources, Ltd.	4,006,948	267,209
#	Sunland Group, Ltd.	1,189,741	3,050,746
	Super Cheap Auto Group, Ltd.	400,306	837,274
#	Sydney Attractions Group, Ltd.	69,185	310,126
*	Sydney Gas, Ltd.	661,636	182,742
	Symex Holdings, Ltd.	311,160	185,302
	Talent2 International, Ltd.	191,615	270,998
*	Tandou, Ltd.	5,115	2,752
*	Tap Oil, Ltd.	597,002	702,960
	Tassal Group, Ltd.	514,964	690,769
	Technology One, Ltd.	1,181,590	865,386
*	Tectonic Resources NL	259,183	16,806
#	Ten Network Holdings, Ltd.	1,658,273	4,515,694
	Thakral Holdings Group	2,439,283	1,762,341
	The Reject Shop, Ltd.	100,526	643,662
#	Timbercorp, Ltd.	1,103,274	2,602,596
*	Toodyay Resources, Ltd.	20,163	447
*	Tooth & Co., Ltd.	153,000	7,001
	Total Communications Infrastructure, Ltd.	393,053	419,215
*	Tower Australia Group, Ltd.	438,952	813,830
*	Tox Free Solutions, Ltd.	256,486	303,809
	Transfield Services, Ltd.	768,280	5,483,036
	Troy Resources NL	140,242	310,479
	Trust Co. Ltd.	75,179	698,809
*	Unilife Medical Solutions, Ltd.	147,406	23,421
*	Union Resources, Ltd.	1,290,000	39,460
#	United Group, Ltd.	393,438	4,325,763

8

		Shares	Value††
*	Universal Resources, Ltd.	109,414	$12,477
*	Unwired Group, Ltd.	775,038	180,210
	UXC, Ltd.	627,620	851,053
#	Veda Advantage, Ltd.	921,433	1,926,435
# *	Ventracor, Ltd.	983,127	633,701
*	Victoria Petroleum NL	508,049	92,282
*	View Resources, Ltd.	260,000	43,946
*	Village Life, Ltd.	203,651	24,788
#	Village Roadshow, Ltd.	591,536	1,400,826
#	Vision Group Holdings, Ltd.	246,032	831,841
#	Vision Systems, Ltd.	645,192	1,903,102
	Waterco, Ltd.	33,300	65,592
#	Watpac, Ltd.	339,784	923,607
#	Wattyl, Ltd.	369,263	853,595
# *	Webjet, Ltd.	1,172,242	333,124
	Webster, Ltd.	127,169	80,478
*	Wedgetail Mining, Ltd.	468,970	110,746
*	Wentworth Mutual, Ltd.	316,666	172,876
# *	Western Areas NL	616,114	1,862,414
#	WHK Group, Ltd.	884,784	1,495,723
	Wide Bay Australia, Ltd.	47,718	472,795
	Willmott Forests, Ltd.	51,672	60,013
TOTAL COMMON STOCKS			430,731,255

PREFERRED STOCKS — (0.1%)
#	Village Roadshow, Ltd. Class A	303,417	654,646

RIGHTS/WARRANTS — (0.0%)
*	Australian Pipeline Trust Rights 12/04/06	362,684	128,763
*	Ballarat South Gold, Ltd. Warrants	6,458	0
*	Chrome Corp., Ltd. Options 09/30/09	32,000	63
*	Clough, Ltd. Rights 12/07/06	126,371	0
*	Coffey International, Ltd. Rights 12/19/06	83,682	33,011
*	Emerald Oil & Gas NL Warrants 05/31/08	2,091	54
*	Gold Aura, Ltd. Options 03/31/09	10,274	243
*	Horizon Oil, Ltd. Options 02/28/08	132,778	11,523
*	Macmin Silver, Ltd. Rights 12/08/06	112,966	0
*	Nylex, Ltd. Options 12/12/09	1,490,707	23,522
*	Nylex, Ltd. Rights 11/27/06	695,663	9,879
*	Oceana Gold, Ltd. Options 01/01/09	377,098	44,627
*	Pan Pacific Petroleum NL Options 06/30/07	163,900	9,310
*	Polartechnics, Ltd. Options 11/28/06	7,234	6
*	Total Communications Infrastructure, Ltd. Rights 12/15/06	58,957	22,327
*	Tower Australia Group, Ltd. Rights 12/14/06	187,388	113,097
TOTAL RIGHTS/WARRANTS			396,425

TOTAL — AUSTRALIA			431,782,326

CANADA — (0.0%)
COMMON STOCKS — (0.0%)
*	Chai-Na-Ta Corp. ADR	75,456	4,527

9

		Shares	Value††
HONG KONG — (20.4%)
COMMON STOCKS — (20.4%)
*	139 Holdings, Ltd.	620,000	$31,963
	ABC Communications (Holdings), Ltd.	930,000	57,192
	Aeon Credit Service (Asia) Co., Ltd.	740,000	584,686
	Alco Holdings, Ltd.	1,290,000	711,845
	Allan International Holdings, Ltd.	592,000	79,586
	Allied Group, Ltd.	645,200	1,822,589
	Allied Properties, Ltd.	1,194,600	1,530,908
	AMVIG Holdings, Ltd.	1,927,000	1,484,953
*	Anex International Holdings, Ltd.	152,000	1,935
*	Applied Development Holdings, Ltd.	1,243,000	74,813
*	APT Satellite Holdings, Ltd.	599,000	130,630
*	Artel Solutions Group Holdings, Ltd.	2,315,000	11,011
	Arts Optical International Holdings, Ltd.	730,000	225,690
*	Asia Commercial Holdings, Ltd.	72,800	7,049
	Asia Financial Holdings, Ltd.	2,768,908	1,118,173
	Asia Satellite Telecommunications Holdings, Ltd.	885,000	1,630,035
	Asia Standard International Group, Ltd.	14,282,666	331,650
*	Asia TeleMedia, Ltd.	1,820,000	47,141
*	Asia Tele-Net & Technology Corp., Ltd.	521,000	34,207
	Asia Zirconium, Ltd.	708,000	74,397
*	Asian Union New Media Group, Ltd.	22,170,000	216,278
*	Associated International Hotels, Ltd.	898,000	980,038
	Automated Systems Holdings, Ltd.	340,000	83,858
*	B.A.L. Holdings, Ltd.	406	20
	Baltrans Holdings, Ltd.	676,000	465,304
*	Beijing Development (Hong Kong), Ltd.	166,000	26,889
*	Bestway International Holdings, Ltd.	10,688,000	28,895
#	Bossini International Holdings, Ltd.	3,107,500	215,705
	Bright International Group, Ltd.	710,000	66,582
*	Build King Holdings, Ltd.	375,756	9,201
	Cafe de Coral Holdings, Ltd.	1,438,000	2,530,238
*	Capital Estate, Ltd.	2,360,000	39,954
	Capital Strategic Investment, Ltd.	30,500	5,252
*	Carico Holdings, Ltd.	2,948	91
	Cash Financial Services Group, Ltd.	427,018	17,539
*	Casil Telecommunications Holdings, Ltd.	1,420,000	97,109
*	CATIC International Holdings, Ltd.	5,332,000	73,499
	CCT Telecom Holdings, Ltd.	1,030,970	132,584
	CEC International Holdings, Ltd.	220,279	5,035
*	Celestial Asia Securities Holdings, Ltd.	639,054	23,324
#	Champion Technology Holdings, Ltd.	2,974,719	511,779
	Chaoda Modern Agriculture (Holdings), Ltd.	3,870,000	2,414,232
	Chen Hsong Holdings, Ltd.	1,422,000	821,734
#	Cheuk Nang (Holdings), Ltd.	244,140	142,698
	Chevalier International Holdings, Ltd.	651,482	731,620
	Chevalier Itech Holdings, Ltd.	355,250	123,090
*	Chia Hsin Cement Greater China Holding Corp.	276,000	50,412
*	China Aerospace International Holdings, Ltd.	4,955,400	388,638
*	China Credit Holdings, Ltd.	1,914,000	33,094
*	China Digicontent Co., Ltd.	2,710,000	3,484
	China Electronics Corp. Holdings Co., Ltd.	668,250	79,806

10

		Shares	Value††
	China Everbright International, Ltd.	3,945,000	$581,977
#	China Gas Holdings, Ltd.	7,570,000	1,332,254
	China Green (Holdings), Ltd.	1,785,000	842,795
*	China Haidian Holdings, Ltd.	3,244,000	106,371
	China Hong Kong Photo Products Holdings, Ltd.	1,909,000	179,063
*	China Insurance International Holdings Co., Ltd.	3,512,000	3,745,762
*	China Investments Holdings, Ltd.	210,000	5,939
	China Metal International Holdings, Ltd.	2,660,000	918,861
*	China Motion Telecom International, Ltd.	257,000	22,136
	China Motor Bus Co., Ltd.	74,000	541,097
#	China National Aviation Co., Ltd.	6,904,000	2,465,429
*	China Oil & Gas Group, Ltd.	1,573,200	38,426
	China Oriental Group Co., Ltd.	6,922,974	1,593,356
# *	China Pharmaceutical Group, Ltd.	3,348,000	519,954
	China Power International Development, Ltd.	5,470,000	2,926,914
	China Rare Earth Holdings, Ltd.	2,504,000	423,538
	China Resources Logic, Ltd.	6,036,000	604,546
*	China Rich Holdings, Ltd.	676,000	12,388
*	China Sciences Conservational Power, Ltd.	210,400	19,475
*	China Sci-Tech Holdings, Ltd.	278,600	3,516
	China Shineway Pharmaceutical Group, Ltd.	1,986,000	1,103,991
*	China Solar Energy Holdings, Ltd.	8,082,905	674,550
*	China Star Entertainment, Ltd.	440,292	18,946
#	China Travel International Investment Hong Kong, Ltd.	1,900,000	499,758
*	Chinese People Gas Holdings Co., Ltd.	5,936,000	335,766
	Chinney Investments, Ltd.	1,144,000	129,265
	Chitaly Holdings, Ltd.	550,000	91,703
	Chow Sang Sang Holdings International, Ltd.	1,361,680	670,240
	Chuang’s China Investments, Ltd.	2,372,500	149,289
	Chuang’s Consortium International, Ltd.	2,694,884	235,213
	Chun Wo Holdings, Ltd.	1,671,917	199,707
	Chung Tai Printing Holdings, Ltd.	548,000	85,928
# *	CITIC 21CN Co., Ltd.	7,724,000	910,838
# *	CITIC Resources Holdings, Ltd.	11,390,000	2,811,318
	City e-Solutions, Ltd.	186,000	23,223
*	City Telecom (H.K.), Ltd.	1,070,000	103,845
# *	Clear Media, Ltd.	1,135,000	1,384,791
*	Climax International Co., Ltd.	22,200	457
*	CNT Group, Ltd.	3,078,000	82,368
	Coastal Greenland, Ltd.	4,390,000	669,407
#	COFCO International, Ltd.	4,150,000	3,625,934
	COL Capital, Ltd.	480,240	221,494
	Comba Telecom Systems Holdings, Ltd.	1,982,000	788,991
*	Compass Pacific Holdings, Ltd.	624,000	11,349
	Computer & Technologies Holdings, Ltd.	432,000	39,052
	Continental Holdings, Ltd.	98,825	11,054
	COSCO International Holdings, Ltd.	3,463,600	1,321,458
#	Coslight Technology International Group, Ltd.	870,000	501,199
	Cosmos Machinery Enterprises, Ltd.	1,126,400	67,741
*	Crocodile Garments, Ltd.	1,539,000	98,869
	Cross-Harbour Holdings, Ltd.	586,520	501,836
*	Culturecom Holdings, Ltd.	6,381,000	68,798
	Daisho Microline Holdings, Ltd.	1,062,000	470,128
*	Dan Form Holdings Co., Ltd.	2,386,600	168,768
*	Daqing Petroleum & Chemical Group, Ltd.	3,545,000	169,548

11

		Shares	Value††
	Dickson Concepts International, Ltd.	715,130	$749,403
	Digital China Holdings, Ltd.	1,928,000	723,638
*	DVN Holdings, Ltd.	1,377,516	512,619
*	Dynamic Global Holdings, Ltd.	3,522,000	19,016
	Dynamic Holdings, Ltd.	384,000	130,294
	Eagle Nice (International) Holdings, Ltd.	70,000	12,743
*	Easyknit International Holdings, Ltd.	169,716	7,744
*	Eforce Holdings, Ltd.	2,620,000	21,100
#	EganaGoldpfeil Holdings, Ltd.	3,664,427	1,815,267
*	E-Kong Group, Ltd.	620,000	53,533
	Emperor Entertainment Hotel, Ltd.	2,100,000	385,094
	Emperor International Holdings, Ltd.	3,030,360	802,051
	Enerchina Holdings, Ltd.	3,068,800	208,758
*	ENM Holdings, Ltd.	320,000	24,601
*	EPI (Holdings), Ltd.	157,951	6,498
*	eSun Holdings, Ltd.	1,997,600	2,077,744
*	Extrawell Pharmaceutical Holdings, Ltd.	3,220,000	132,415
*	Ezcom Holdings, Ltd.	72,576	448
	Fairwood Holdings, Ltd.	224,600	262,303
#	Far East Consortium International, Ltd.	3,587,398	1,578,653
*	Far East Hotels & Entertainment, Ltd.	1,853,000	72,662
*	Far East Pharmaceutical Technology Co., Ltd.	3,216,000	28,113
	First Natural Foods Holdings, Ltd.	1,270,000	114,124
#	First Pacific Co., Ltd.	6,992,000	3,546,936
*	First Sign International Holdings, Ltd.	1,424,000	38,311
#	Fong’s Industries Co., Ltd.	1,348,000	952,724
*	Forefront International Holdings, Ltd.	658,000	48,216
*	Fortuna International Holdings, Ltd.	140,160	4,315
*	Foundation Group, Ltd.	16,760	1,099
*	Founder Holdings, Ltd.	2,350,000	122,168
	Fountain Set Holdings, Ltd.	1,868,000	537,673
	Four Seas Food Investment Holdings, Ltd.	347,184	39,160
	Four Seas Mercantile Holdings, Ltd.	592,000	197,872
*	Frasers Property China, Ltd.	2,373,000	49,661
*	Freeman Corp., Ltd.	173,661	5,348
#	Fu JI Food & Catering Services	1,217,000	2,809,362
	Fubon Bank Hong Kong, Ltd.	2,518,000	1,106,381
*	Fujian Holdings, Ltd.	237,800	5,525
	Fujikon Industrial Holdings, Ltd.	710,000	172,402
# *	Fushan International Energy Group, Ltd.	5,144,000	661,833
#	Geely Automobile Holdings, Ltd.	3,570,000	397,823
*	Genesis Energy Holdings, Ltd.	5,810,000	112,783
*	GFT Holdings, Ltd.	480,000	2,769
	Giordano International, Ltd.	4,230,000	2,143,809
	Global Bio-Chem Technology Group Co., Ltd.	4,440,000	1,450,053
	Global Green Tech Group, Ltd.	1,782,000	226,652
*	Global Tech (Holdings), Ltd.	5,612,000	36,073
	Glorious Sun Enterprises, Ltd.	2,756,000	1,246,255
	Gold Peak Industries (Holdings), Ltd.	1,059,250	147,133
*	Goldbond Group Holdings, Ltd.	2,609,500	60,106
*	Golden Meditech Company, Ltd.	1,500,119	490,052
	Golden Resorts Group, Ltd.	2,958,000	707,128
	Golden Resources Development International, Ltd.	1,456,500	63,604
*	Gold-Face Holdings, Ltd.	2,003,600	0
	Goldlion Holdings, Ltd.	1,922,000	313,447

12

		Shares	Value††
	Golik Holdings, Ltd.	930,500	$32,268
*	Good Fellow Group, Ltd.	3,488,000	492,232
#	Grande Holdings, Ltd.	562,000	178,503
	Group Sense (International), Ltd.	2,448,000	141,740
	Guangnan Holdings, Ltd.	1,779,600	319,878
	Guangzhou Investment Co., Ltd.	15,476,000	3,881,090
*	Guo Xin Group, Ltd.	3,640,000	13,502
	GZI Transport, Ltd.	2,940,000	1,416,293
	Hang Fung Gold Technology, Ltd.	1,430,482	183,841
	Hang Ten Group Holdings, Ltd.	1,705,850	162,264
	Hanny Holdings, Ltd.	591,994	286,410
*	Hans Energy Co., Ltd.	5,402,000	311,572
	Harbour Centre Development, Ltd.	593,000	952,495
# *	Heng Tai Consumables Group, Ltd.	2,798,000	329,153
	High Fashion International, Ltd.	268,000	50,081
	HKC (Holdings), Ltd.	4,413,771	841,417
#	HKR International, Ltd.	3,516,736	1,791,349
	Hon Kwok Land Investment Co., Ltd	842,535	407,212
*	Honesty Treasure International Holdings, Ltd.	4,108,000	91,801
	Hong Kong Catering Management, Ltd.	542,796	127,112
	Hong Kong Ferry (Holdings) Co., Ltd.	809,300	878,662
*	Hong Kong Parkview Group, Ltd.	1,130,000	14,963
*	Hong Kong Pharmaceuticals Holdings, Ltd.	1,834,000	45,739
	Hongkong Chinese, Ltd.	2,662,000	358,378
*	Hop Hing Holdings, Ltd.	660,265	30,981
	Hsin Chong Construction Group, Ltd.	1,569,658	183,264
*	Hua Han Bio-Pharmaceutical Holdings, Ltd.	1,888,000	509,529
*	Huabao International Holdings, Ltd.	19,300	10,286
	Huafeng Textile International Group, Ltd.	428,400	23,677
*	Hualing Holdings, Ltd.	6,480,000	341,360
	Hung Hing Printing Group, Ltd.	1,449,275	793,098
	Hutchison Harbour Ring, Ltd.	16,106,000	1,158,084
*	Hycomm Wireless, Ltd.	4,709,000	33,225
	I-Cable Communications, Ltd.	4,440,000	916,233
*	IDT International, Ltd.	5,098,183	291,374
*	Imagi International Holdings, Ltd.	3,037,000	1,257,085
*	Innomaxx Biotechnology Group, Ltd.	4,812,000	921,726
	Integrated Distribution Services Group, Ltd.	414,000	753,404
*	Interchina Holdings Co., Ltd.	8,130,000	43,728
	IPE Group, Ltd.	800,000	136,851
	ITC Corp., Ltd.	3,513,248	279,395
*	Jinhui Holdings Co., Ltd.	930,000	279,355
	Jiuzhou Development Co., Ltd.	2,014,000	168,072
	Joyce Boutique Holdings, Ltd.	1,530,000	69,793
*	Junefield Department Store Group, Ltd.	256,000	2,896
	K Wah International Holdings, Ltd.	6,049,698	1,994,380
*	Kader Holdings Co., Ltd.	545,600	22,905
*	Kanstar Environmental Paper Products Holdings, Ltd.	1,220,000	55,823
	Kantone Holdings, Ltd.	6,537,435	374,108
*	Karl Thomson Holdings, Ltd.	906,000	439,230
	Karrie International Holdings, Ltd.	832,000	251,465
	Keck Seng Investments (Hong Kong), Ltd.	858,600	321,692
	Kee Shing Holdings	886,000	96,728
	Kin Yat Holdings, Ltd.	586,000	93,460
	King Fook Holdings, Ltd.	1,000,000	56,182

13

		Shares	Value††
*	King Pacific International Holdings, Ltd.	1,404,200	$22,023
#	Kingdee International Software Group Co., Ltd.	638,000	313,437
	Kingmaker Footwear Holdings, Ltd.	1,100,955	148,444
#	Kingway Brewery Holdings, Ltd.	3,594,000	1,412,540
*	Kong Sun Holdings, Ltd.	2,198,000	7,064
#	Kowloon Development Co., Ltd.	1,475,000	2,912,753
*	KPI Co., Ltd.	396,000	7,627
	KTP Holdings, Ltd.	560,400	41,202
*	Kwoon Chung Bus Holdings, Ltd.	556,000	85,818
# *	Lai Sun Development Co., Ltd.	32,074,000	1,353,334
*	Lai Sun Garment (International), Ltd.	3,244,000	237,493
	Lam Soon (Hong Kong), Ltd.	302,310	193,017
*	Landune International, Ltd.	8,410,000	173,446
	Le Saunda Holdings, Ltd.	236,000	54,225
*	Leading Spirit High-Tech Holdings Co., Ltd.	2,310,000	2,970
	Lee & Man Holdings, Ltd.	756,000	173,978
	Lerado Group (Holding) Co., Ltd.	1,048,000	132,049
#	Li Ning Co., Ltd.	2,733,000	3,636,949
*	LifeTec Group, Ltd.	3,969,000	47,962
	Lippo, Ltd.	1,074,760	373,049
#	Liu Chong Hing Bank, Ltd.	1,125,000	2,473,382
	Liu Chong Hing Investment, Ltd.	749,200	867,341
	Luen Thai Holdings, Ltd.	1,345,000	208,546
	Luk Fook Holdings (International), Ltd.	926,000	172,522
	Luks Industrial Group, Ltd.	969,555	465,715
	Lung Kee (Bermuda) Holdings, Ltd.	1,445,875	759,659
*	M Dream Inworld Group, Ltd.	3,054	4
*	Macau Prime Properties Holdings, Ltd.	4,060,920	244,393
	Macau Success, Ltd.	4,860,000	455,304
*	MACRO-LINK International Investment Co., Ltd.	1,036,250	44,113
*	Mae Holdings, Ltd.	11,100	586
	Magnificent Estates, Ltd.	10,344,000	265,054
*	Magnum International Holdings, Ltd.	112,500	12,582
	Mainland Headwear Holdings, Ltd.	546,000	165,654
	Man Yue International Holdings, Ltd.	864,000	215,969
	Matrix Holdings, Ltd.	943,947	240,549
	Matsunichi Communications Holdings, Ltd.	966,000	218,603
	Mei Ah Entertainment Group, Ltd.	1,142,000	49,895
	Melbourne Enterprises, Ltd.	45,500	235,378
	Midas International Holdings, Ltd.	774,000	34,825
#	Midland Holdings, Ltd.	1,810,000	1,025,148
	Min Xin Holdings, Ltd.	921,200	306,677
	Mingyuan Medicare Development Co., Ltd.	5,900,000	567,495
# *	Minmetals Resources, Ltd.	4,431,780	1,339,576
	Miramar Hotel & Investment Co., Ltd.	741,000	984,102
*	Morning Star Resources, Ltd.	1,845,000	22,800
*	Moulin Global Eyecare Holdings	699,274	0
*	Nan Hai Corp., Ltd.	178,222,743	1,304,149
	Nanyang Holdings, Ltd.	137,500	213,897
	National Electronics Holdings, Ltd.	2,156,000	89,979
	Natural Beauty Bio-Technology, Ltd.	3,520,000	492,710
#	Neo-China Group (Holdings), Ltd.	11,750,000	1,725,282
	New Century Group Hong Kong, Ltd.	2,180,920	218,757
*	New Island Printing Holdings, Ltd.	176,000	12,218
*	New Smart Energy Group, Ltd.	432,800	20,026

14

		Shares	Value††
*	New World Cyberbase, Ltd.	217,884	$5,441
*	New World Mobile Holdings, Ltd.	22,140	6,289
	Newocean Green Energy Holdings, Ltd.	513,120	41,657
	Next Media, Ltd.	3,736,000	1,501,576
	Ngai Lik Industrial Holdings, Ltd.	1,730,000	160,124
#	Norstar Founders Group, Ltd.	2,584,000	864,433
# *	Onfem Holdings, Ltd.	1,266,000	74,776
*	Orient Power Holdings, Ltd.	804,000	19,431
	Oriental Press Group, Ltd.	5,688,000	971,040
	Oriental Watch Holdings, Ltd.	398,000	75,675
#	Pacific Andes International Holdings, Ltd.	2,678,000	536,573
	Pacific Basin Shipping, Ltd.	3,296,000	2,067,328
#	Pacific Century Insurance Holdings, Ltd.	1,272,000	725,129
#	Pacific Century Premium Developments, Ltd.	6,145,000	1,745,073
*	Pacific Plywood Holdings, Ltd.	886,000	13,951
	Paul Y Engineering Group, Ltd.	60,461	7,458
#	Paul Y. ITC Construction Holdings, Ltd.	3,685,495	1,360,837
	Peace Mark Holdings, Ltd.	2,478,022	1,680,579
*	Pearl Oriental Innovation, Ltd.	143,200	61,272
	Pegasus International Holdings, Ltd.	226,000	31,352
	Perfectech International Holdings, Ltd.	571,450	53,504
	Pico Far East Holdings, Ltd.	2,726,000	580,149
#	Playmates Holdings, Ltd.	3,969,000	427,824
	Pokfulam Development Co., Ltd.	234,000	137,549
*	Pokphand (C.P.) Co., Ltd.	5,970,000	108,334
	Poly Hong Kong Investment, Ltd.	2,916,000	618,205
*	Poly Investments Holdings, Ltd.	2,670,000	26,366
	Ports Design, Ltd.	1,431,000	2,978,948
	Prime Success International Group, Ltd.	4,328,000	3,605,424
	Proview International Holdings, Ltd.	1,258,884	172,892
	Public Financial Holdings, Ltd.	2,582,000	2,059,819
*	Pyxis Group, Ltd.	1,936,000	47,049
	Qin Jia Yuan Media Services Co., Ltd.	1,091,000	280,352
*	QPL International Holdings, Ltd.	1,608,000	150,131
	Quality Healthcare Asia, Ltd.	334,995	148,370
	Raymond Industrial, Ltd.	675,400	140,604
#	Regal Hotels International Holdings, Ltd.	21,042,000	2,135,234
*	Riche Multi-Media Holdings, Ltd.	7,060,000	134,325
*	Rivera Holdings, Ltd.	3,620,000	123,670
*	Riverhill Holdings, Ltd.	4,072	57
#	Road King Infrastructure, Ltd.	1,572,000	2,355,600
	Roadshow Holdings, Ltd.	1,456,000	127,070
	S.A.S.Dragon Holdings, Ltd.	1,696,000	172,302
#	Sa Sa International Holdings, Ltd.	2,972,000	1,064,982
	Safety Godown Co., Ltd.	408,000	188,348
	Saint Honore Holdings, Ltd.	128,000	47,261
*	San Miguel Brewery Hong Kong, Ltd.	612,800	116,650
*	Sanyuan Group, Ltd.	415,000	8,003
#	SCMP Group, Ltd.	4,160,000	1,465,680
	Sea Holdings, Ltd.	832,000	468,588
*	Seapower Resources International, Ltd.	13,351,680	138,735
	SEEC Media Group, Ltd.	2,550,000	98,387
*	Shanghai Allied Cement, Ltd.	1,152,080	65,127
#	Shanghai Real Estates, Ltd.	4,626,000	1,437,245
*	Shanghai Zenghai Property, Ltd.	10,407,000	461,567

15

		Shares	Value††
	Shaw Brothers Hong Kong, Ltd.	134,000	$235,327
	Shell Electric Manufacturing (Holdings) Co., Ltd.	1,033,172	392,579
	Shenyin Wanguo (Hong Kong), Ltd.	847,500	128,289
#	Shenzhen International Holdings, Ltd.	29,925,000	1,785,997
*	Shougang Concord Century Holdings, Ltd.	3,916,000	336,392
*	Shougang Concord Grand (Group), Ltd.	1,701,000	78,523
#	Shougang Concord International Enterprises Co., Ltd.	14,874,000	1,107,535
*	Shougang Concord Technology Holdings, Ltd.	2,639,809	108,824
#	Shui On Construction & Materials, Ltd.	624,000	1,380,343
*	Shun Ho Resources Holdings, Ltd.	483,000	32,288
*	Shun Ho Technology Holdings, Ltd.	1,037,452	74,412
#	Silver Grant International Industries, Ltd.	4,665,000	1,299,626
*	Sincere Co., Ltd.	505,500	21,788
	Sing Tao News Corp., Ltd.	1,842,000	231,886
#	Singamas Container Holdings, Ltd.	1,446,000	665,924
	Sino Biopharmaceutical, Ltd.	5,112,000	674,730
*	Sino Gas Group, Ltd.	2,297,600	173,571
	Sino Golf Holdings, Ltd.	438,000	47,826
*	Sino Prosper Holdings, Ltd.	2,390,000	217,092
*	Sinocan Holdings, Ltd.	350,000	1,755
	SinoCom Software Group, Ltd.	2,256,000	513,213
*	Sino-i Technology, Ltd.	44,833,158	547,714
	Sinolink Worldwide Holdings, Ltd.	7,375,600	1,645,766
	Sinopec Kantons Holdings, Ltd.	2,542,000	629,314
*	Skyfame Realty Holdings, Ltd.	2,265,750	407,672
*	SMI Publishing Group, Ltd.	250,511	483
*	Softbank Investment International (Strategic), Ltd.	7,398,000	59,205
	Solartech International Holdings, Ltd.	49,600	6,516
	Solomon Systech International, Ltd.	6,810,000	1,064,899
*	South China Brokerage Co., Ltd.	4,872,000	55,880
*	South China Industries, Ltd.	1,124,000	161,836
	Southeast Asia Properties & Finance, Ltd.	263,538	39,300
	Starlight International Holdings, Ltd.	1,548,792	332,170
	Starlite Holdings, Ltd.	694,000	37,012
	Stelux Holdings International, Ltd.	1,307,702	114,000
*	Styland Holdings, Ltd.	101,808	288
	Sun Hing Vision Group Holdings, Ltd.	358,000	128,772
	Sun Hung Kai & Co., Ltd.	2,493,600	2,513,566
	Sun Innovation Holdings, Ltd.	14,203	2,373
	Sunway International Holdings, Ltd.	866,000	25,789
	SW Kingsway Capitol Holdings, Ltd.	2,206,000	75,425
	Symphony Holdings, Ltd.	3,717,000	453,042
	Tack Fat Group International, Ltd.	3,904,000	557,097
	Tack Hsin Holdings, Ltd.	542,000	22,603
	Tai Cheung Holdings, Ltd.	1,459,000	835,107
	Tai Fook Securities Group, Ltd.	1,044,000	205,269
	Tai Sang Land Development, Ltd.	576,984	222,632
*	Tak Shun Technology Group, Ltd.	2,923,200	86,030
	Tak Sing Alliance Holdings, Ltd.	2,909,865	391,540
	Tan Chong International, Ltd.	1,212,000	281,068
	TCC International Holdings, Ltd.	1,124,000	221,326
*	TCL Communication Technology Holdings, Ltd.	4,244,000	149,172
# *	TCL Multimedia Technology Holdings, Ltd.	8,684,000	691,433
*	Technology Venture Holdings, Ltd.	586,000	11,004
*	Termbray Industries International (Holdings), Ltd.	2,304,900	139,264

16

		Shares	Value††
	Tern Properties Co., Ltd.	61,200	$21,636
	Texwinca Holdings, Ltd.	3,420,000	2,309,571
*	The Sun’s Group, Ltd.	17,004	3,279
*	Tian An China Investments Co., Ltd.	2,793,275	2,157,776
	Tian Teck Land, Ltd.	1,098,000	501,488
	Tianjin Development Holdings, Ltd.	2,288,000	1,524,925
*	Tidetime Sun (Group), Ltd.	196,280	4,592
	Titan Petrochemicals Group, Ltd.	10,420,000	736,115
*	Tomorrow International Holdings, Ltd.	129,642	33,491
	Tongda Group Holdings, Ltd.	6,220,000	479,521
	Tonic Industries Holdings, Ltd.	1,380,000	32,619
#	Top Form International, Ltd.	2,354,000	520,006
*	Topsearch International (Holdings), Ltd.	234,000	26,726
	Tristate Holdings, Ltd.	188,000	69,072
	Truly International Holdings, Ltd.	1,210,000	1,227,278
	Tungtex (Holdings) Co., Ltd.	788,000	179,937
*	Tysan Holdings, Ltd.	1,040,773	57,533
*	United Power Investment, Ltd.	4,368,000	190,614
	Universe International Holdings, Ltd.	573,339	6,072
	U-Right International Holdings, Ltd.	4,746,000	155,601
	USI Holdings, Ltd.	928,999	572,852
	Van Shung Chong Holdings, Ltd.	359,335	38,372
	Varitronix International, Ltd.	740,293	430,008
	Vedan International (Holdings), Ltd.	200,000	24,170
	Veeko International Holdings, Ltd.	1,420,000	34,852
#	Victory City International Holdings, Ltd.	1,548,476	534,625
*	Vital Biotech Holdings, Ltd.	470,000	9,423
	Vitasoy International Holdings, Ltd.	2,461,000	979,809
	Vtech Holdings, Ltd.	588,000	3,697,774
	Wah Ha Realty Co., Ltd.	278,600	69,482
*	Wah Nam International Holdings, Ltd.	38,696	647
	Wai Kee Holdings, Ltd.	1,837,738	660,798
	Wang On Group, Ltd.	63,223	19,502
*	Warderly International Holdings, Ltd.	520,000	16,697
	Wellnet Holdings, Ltd.	2,059,200	145,562
*	Winfoong International, Ltd.	1,210,000	72,207
	Wing On Co. International, Ltd.	741,000	1,121,196
*	Wing Shan International, Ltd.	896,000	35,760
	Wong’s International (Holdings), Ltd.	737,641	85,331
*	Wonson International Holdings, Ltd.	202,000	4,414
*	World Houseware (Holdings), Ltd.	605,700	15,184
	Y. T. Realty Group, Ltd.	965,000	161,041
	Yangtzekiang Garment Manufacturing Co., Ltd.	607,500	93,326
*	Yanion International Holdings, Ltd.	1,248,000	126,785
*	Yaohan International Holdings, Ltd.	974,000	0
*	Yau Lee Holdings, Ltd.	534,000	36,384
	YGM Trading, Ltd.	233,000	184,936
	Yip’s Chemical Holdings, Ltd.	880,000	390,319
	Yugang International, Ltd.	17,206,000	295,804
*	Yunnan Enterprises Holdings, Ltd.	240,000	13,904
TOTAL COMMON STOCKS			210,700,010

RIGHTS/WARRANTS — (0.0%)
*	Allied Properties, Ltd. Warrants 06/06/09	204,120	31,489

17

		Shares	Value††
*	Champion Technology Holdings, Ltd. Warrants 08/03/08	594,944	$0
*	Global Green Tech Group, Ltd. Warrants 07/07/08	133,600	2,748
*	Honesty Treasure International Holdings, Ltd. Warrants 06/06/09	410,800	1,848
*	Hop Hing Holdings, Ltd. Warrants 04/30/09	132,053	2,886
# *	Playmates Holdings, Ltd. Warrants 05/27/07	793,800	7,756
*	Skyfame Realty Holdings, Ltd. Warrants 08/02/08	427,500	15,388
*	Topsearch International (Holdings), Ltd. Warrants 10/31/08	23,400	180
TOTAL RIGHTS/WARRANTS			62,295

TOTAL — HONG KONG			210,762,305

MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
*	Autoways Holdings Berhad	10,000	3,565
*	Promet Berhad	1,143,000	0
*	Rekapacific Berhad	473,000	0

TOTAL — MALAYSIA			3,565

NEW ZEALAND — (2.5%)
COMMON STOCKS — (2.5%)
	AFFCO Holdings, Ltd.	1,806,887	459,268
	Air New Zealand, Ltd.	137,626	152,623
	Cavalier Corp., Ltd.	283,674	679,737
	CDL Hotels New Zealand, Ltd.	1,387,344	607,505
	CDL Investments New Zealand, Ltd.	346,942	90,187
	Colonial Motor Co., Ltd.	126,795	285,777
	Ebos Group, Ltd.	112,108	395,367
#	Fisher & Paykel Appliances Holdings, Ltd.	804,406	2,249,797
#	Freightways, Ltd.	260,482	770,930
	Hallenstein Glassons Holdings, Ltd.	241,638	873,067
#	Hellaby Holdings, Ltd.	218,615	695,012
	Hirequip New Zealand, Ltd.	98,000	74,921
	Horizon Energy Distribution, Ltd.	40,420	110,245
*	Infratil, Ltd.	165,000	571,648
	Mainfreight, Ltd.	60,000	332,234
	Michael Hill International, Ltd.	156,746	740,115
*	New Zealand Oil & Gas, Ltd.	584,872	432,443
	New Zealand Refining Co., Ltd.	474,857	2,160,030
	Northland Port Corp. (New Zealand), Ltd.	219,997	467,383
	Nuplex Industries, Ltd.	300,837	1,511,924
	Port of Tauranga, Ltd.	541,952	2,094,671
	Provenco Group, Ltd.	285,908	211,631
	Pumpkin Patch, Ltd.	110,000	316,052
	Pyne Gould Guinness, Ltd.	581,127	647,450
	Restaurant Brand New Zealand, Ltd.	369,175	261,886
*	Richina Pacific, Ltd.	309,644	90,825
*	Rubicon, Ltd.	995,760	639,834
	Ryman Healthcare Group, Ltd.	415,999	2,761,539
	Sanford, Ltd.	418,047	1,398,858
	Scott Technology, Ltd.	60,843	93,960
*	Seafresh New Zealand, Ltd.	80,520	1,543
	South Port New Zealand, Ltd.	30,744	37,735
	Steel & Tube Holdings, Ltd.	379,638	1,246,590

18

		Shares	Value††
*	Tasman Farms, Ltd.	157,056	$0
	Taylors Group, Ltd.	29,646	36,084
*	Tenon, Ltd.	19,132	41,297
	Tourism Holdings, Ltd.	402,452	523,084
*	Tower, Ltd.	353,265	506,928
	Warehouse Group, Ltd.	200,774	925,023
TOTAL COMMON STOCKS			25,495,203

RIGHTS/WARRANTS — (0.0%)
*	Ebos Group, Ltd. Rights 12/08/06	37,369	30,177
*	New Zealand Oil & Gas, Ltd. Warrants 06/30/08	292,436	36,023
TOTAL RIGHTS/WARRANTS			66,200

TOTAL — NEW ZEALAND			25,561,403

SINGAPORE — (7.1%)
COMMON STOCKS — (7.1%)
*	Acma, Ltd.	3,040,700	118,527
*	Airocean Group, Ltd.	1,649,000	101,774
	Amtek Engineering, Ltd.	1,599,250	602,901
	Apollo Enterprises, Ltd.	193,000	134,675
	Armstrong Industrial Corp.	1,460,000	151,887
*	ASA Group Holdings, Ltd.	586,000	34,181
	Aussino Group, Ltd.	967,000	283,351
#	Benjamin (F.J.) Holdings, Ltd.	1,095,000	408,619
	Beyonics Technology, Ltd.	1,945,800	442,266
	Bonvests Holdings, Ltd.	825,000	708,197
#	Brilliant Manufacturing, Ltd.	1,855,000	487,729
	Broadway Industrial Group, Ltd.	461,000	222,287
*	Brothers (Holdings), Ltd.	252,314	40,339
#	Bukit Sembawang Estates, Ltd	214,002	1,174,519
	CH Offshore, Ltd.	823,200	229,995
	Chemical Industries (Far East), Ltd.	105,910	43,348
#	China Dairy Group, Ltd.	1,502,000	527,206
	China Merchants Holdings Pacific, Ltd.	652,000	331,299
	Chip Eng Seng Corp., Ltd.	1,775,000	375,111
	Chosen Holdings, Ltd.	1,284,000	125,603
	Chuan Hup Holdings, Ltd.	4,385,000	884,942
*	Chuan Soon Huat Industrial Group, Ltd.	614,000	30,036
	CK Tang, Ltd.	614,000	223,710
*	Compact Metal Industries, Ltd.	643,000	16,709
	Cougar Logistics Corp.	482,500	78,366
	Courts Singapore, Ltd.	495,000	220,037
*	CSC Holdings, Ltd.	672,000	63,230
	CSE Global, Ltd.	1,262,000	984,385
	CWT, Ltd.	923,000	360,289
	Eagle Brand Holdings, Ltd.	5,158,000	185,797
*	Eastern Asia Technology, Ltd.	1,844,260	114,195
*	Eastgate Technology, Ltd.	870,000	22,623
	ECS Holdings, Ltd.	1,375,000	339,417
	Eng Wah Organisation, Ltd.	265,000	38,833
	Engro Corp., Ltd.	236,000	172,136
*	Enviro-Hub Holdings, Ltd.	876,666	344,099
*	Firstlink Investments Corp., Ltd.	995,000	41,966

19

		Shares	Value††
	Freight Links Express Holdings, Ltd.	3,368,000	$164,118
	Frontline Technologies Corp., Ltd.	3,170,000	278,092
#	Fu Yu Manufacturing, Ltd.	2,273,750	495,636
	Fuji Offset Plates Manufacturing, Ltd.	33,750	6,139
	GB Holdings, Ltd.	200,000	113,243
	GK Goh Holdings, Ltd.	1,494,000	844,543
# *	Global Voice Group, Ltd.	2,054,000	186,655
#	Goodpack, Ltd.	1,592,000	1,625,496
	GP Industries, Ltd.	3,120,209	1,034,331
#	Guocoland, Ltd.	1,215,000	1,950,307
	Hiap Moh Corp., Ltd.	34,874	6,004
#	Ho Bee Investment, Ltd.	761,000	627,412
*	Hong Fok Corp., Ltd.	1,796,000	1,068,792
#	Hong Leong Asia, Ltd.	1,048,000	1,027,207
	Hotel Grand Central, Ltd.	968,395	487,941
	Hotel Plaza, Ltd.	1,189,000	1,130,097
#	Hotel Properties, Ltd.	1,675,000	2,896,693
	Hour Glass, Ltd.	311,372	252,920
#	HTL International Holdings, Ltd.	1,839,843	1,123,843
	Huan Hsin Holdings, Ltd.	1,138,400	425,096
	HupSteel, Ltd.	1,350,300	249,241
	Hwa Hong Corp., Ltd.	2,488,000	1,091,391
#	IDT Holdings, Ltd.	718,000	329,389
	IFS Capital, Ltd.	290,000	156,339
*	Inno-Pacific Holdings, Ltd.	680,000	17,682
	Innovalues Precision, Ltd.	520,000	305,696
	Internet Technology Group, Ltd.	874,408	22,723
*	Interra Resources, Ltd.	37,086	7,368
*	Intraco, Ltd.	292,500	90,186
	Isetan (Singapore), Ltd.	122,500	384,923
*	Jasper Investments, Ltd.	2,267,000	22,095
#	Jaya Holdings, Ltd.	2,733,000	2,525,025
	JK Yaming International, Ltd.	907,000	209,183
	Jurong Cement, Ltd.	132,500	112,794
	Jurong Technologies Industrial Corp., Ltd.	1,590,600	1,219,285
*	K1 Ventures, Ltd.	5,340,500	1,457,782
#	Keppel Telecommunications and Transportation, Ltd.	2,058,000	2,248,335
	Khong Guan Flour Milling, Ltd.	19,000	27,280
	Kian Ann Engineering, Ltd.	868,000	118,065
	Kian Ho Bearings, Ltd.	781,500	88,553
	Koh Brothers, Ltd.	1,494,000	199,757
*	L & M Group Investments, Ltd.	7,107,100	23,086
#	Labroy Marine, Ltd.	3,343,000	4,040,465
*	LanTroVision (S), Ltd.	1,117,500	40,043
	LC Development, Ltd.	2,041,254	211,771
	Lee Kim Tah Holdings, Ltd.	1,600,000	508,288
*	Liang Huat Aluminium, Ltd.	2,954,000	38,384
	Lion Asiapac, Ltd.	473,000	50,565
	Low Keng Huat Singapore, Ltd.	372,000	319,163
	Lum Chang Holdings, Ltd.	1,134,030	191,321
#	Magnecomp International, Ltd.	931,000	510,000
	Manufacturing Integration Technology, Ltd.	588,000	84,373
# *	Mediaring.Com, Ltd.	4,262,500	909,970
	Metro Holdings, Ltd.	2,256,960	1,209,720
	MMI Holdings, Ltd.	1,994,000	1,436,584

20

		Shares	Value††
	Multi-Chem, Ltd.	1,263,000	$200,532
	Nera Telecommunications, Ltd.	1,450,000	329,846
	New Toyo International Holdings, Ltd.	1,043,000	212,258
	Norelco Centreline Holdings, Ltd.	941,000	278,240
*	Orchard Parade Holdings, Ltd.	1,084,022	626,978
#	Osim International, Ltd.	1,965,600	2,177,449
	Ossia International, Ltd.	728,332	64,100
	Pan-United Corp., Ltd.	2,193,000	841,956
	Pan-United Marine, Ltd.	1,096,500	849,306
	PCI, Ltd.	734,000	228,484
	Pertama Holdings, Ltd.	459,750	121,326
	Popular Holdings, Ltd.	1,813,000	400,189
	PSC Corp., Ltd.	5,723,200	298,214
	Qian Hu Corp., Ltd.	408,200	64,469
	Robinson & Co., Ltd.	284,832	902,788
	Rotary Engineering, Ltd.	1,624,000	744,623
	San Teh, Ltd.	838,406	217,871
	SBS Transit, Ltd.	1,011,000	1,614,006
*	Sea View Hotel, Ltd.	66,000	0
*	Seatown Corp., Ltd.	101,000	1,968
	Sembawang Kimtrans, Ltd.	1,618,750	641,262
#	Sin Soon Huat, Ltd.	1,307,000	225,294
	Sing Investments & Finance, Ltd.	141,750	150,069
	Singapore Food Industries, Ltd.	1,707,000	1,042,771
	Singapore Reinsurance Corp., Ltd	1,695,028	319,577
	Singapore Shipping Corp., Ltd.	1,930,000	476,254
	Singapura Finance, Ltd.	139,250	154,436
	SMB United, Ltd.	2,010,000	261,383
	SNP Corp., Ltd.	466,495	309,221
*	SP Corp., Ltd.	454,000	20,839
	Stamford Land Corp., Ltd.	3,229,000	764,877
	Straits Trading Co., Ltd.	1,117,200	2,471,475
*	Sunright, Ltd.	378,000	85,166
	Superbowl Holdings, Ltd.	980,000	85,382
	Superior Metal Printing, Ltd.	490,500	47,898
*	Thakral Corp., Ltd.	6,028,000	369,537
	Tiong Woon Corp. Holding, Ltd.	1,359,000	260,782
	Transmarco, Ltd.	106,500	52,584
	Trek 2000 International, Ltd.	1,004,000	283,779
	TT International, Ltd.	2,109,600	192,265
*	Tuan Sing Holdings, Ltd.	3,362,000	416,626
*	Ultro Technologies, Ltd.	530,000	20,554
	Unisteel Technology, Ltd.	1,217,500	1,810,344
	United Engineers, Ltd.	846,666	1,155,399
	United Overseas Insurance, Ltd.	125,500	319,227
*	United Pulp & Paper Co., Ltd.	354,000	104,525
	UOB-Kay Hian Holdings, Ltd.	1,602,000	1,404,194
	Vicom, Ltd.	120,000	92,095
	WBL Corp., Ltd.	647,000	1,890,739
	Xpress Holdings, Ltd.	1,392,000	163,136
	Yoma Strategic Holdings, Ltd.	132,000	33,016
*	Yongnam Holdings, Ltd.	1,506,000	82,170
TOTAL COMMON STOCKS			72,747,453

21

		Shares	Value††
	RIGHTS/WARRANTS — (0.0%)
# *	Bukit Sembawang Estates, Ltd. Warrants 11/13/07	107,001	$304,476
*	Eastgate Technology, Ltd. Warrants 09/11/11	174,000	1,696
	TOTAL RIGHTS/WARRANTS		306,172

	TOTAL — SINGAPORE		73,053,625

	UNITED STATES — (0.0%)
	COMMON STOCKS — (0.0%)
*	Exergy, Inc.	7,260	0

		Face Amount	Value†
		(000)
	TEMPORARY CASH INVESTMENTS — (28.1%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $2,784,907 FHLMC 5.000%, 04/15/34, valued at $2,805,414) to be repurchased at $2,750,406	$2,750	2,750,000

@	Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $363,449,316 FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 01/01/18 to 11/01/36, valued at $237,048,000) to be repurchased at $232,434,279	232,400	232,400,000

@	Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $71,199,438 FHLMC 5.500%, 11/01/22 & FNMA 5.500%, 11/01/34, valued at $37,553,744) to be repurchased at $36,821,063	36,816	36,815,633

@	Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $16,925,000 FNMA 6.500%, 09/01/36, valued at $17,145,540) to be repurchased at $16,807,578	16,805	16,805,095

	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,706,000 FHLMC 5.82%, 06/01/36, valued at $1,657,388) to be repurchased at $1,632,235	1,632	1,632,000
	TOTAL TEMPORARY CASH INVESTMENTS		290,402,728

	TOTAL INVESTMENTS - (100.0%)
	(Cost $877,926,438)		$1,031,570,479

See accompanying Notes to Financial Statements.

22

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

COMMON STOCKS — (99.2%)
Consumer Discretionary — (19.2%)
	4imprint P.L.C.	96,735	$769,994
*	Abbeycrest P.L.C.	42,590	18,000
	Aga Food Service Group P.L.C.	447,921	3,704,047
	Alba P.L.C.	184,693	820,147
	Alexandra P.L.C.	124,343	387,428
	Alexon Group P.L.C.	205,641	608,040
	Alpha Airports Group P.L.C.	489,053	721,892
	Arena Leisure P.L.C.	1,411,547	1,307,388
*	Austin Reed Group P.L.C.	68,999	193,943
	Avon Rubber P.L.C.	126,434	384,187
	Beale P.L.C.	22,161	30,884
	Bellway P.L.C.	356,982	10,259,284
	Ben Bailey P.L.C.	40,986	430,754
	Blacks Leisure Group P.L.C.	181,058	1,442,844
	Bloomsbury Publishing P.L.C.	281,545	1,661,946
	Boot (Henry) P.L.C.	81,607	1,637,492
	Bovis Homes Group P.L.C.	449,404	8,954,456
	BPP Holdings P.L.C.	173,715	1,682,985
	Brown (N) Group P.L.C.	992,823	5,452,497
	Caffyns P.L.C.	6,000	113,765
	Carpetright P.L.C.	141,976	3,252,587
*	Celtic P.L.C.	61,138	40,522
	Centaur Media P.L.C.	315,420	871,731
	Character Group P.L.C.	97,314	194,187
	Chime Communications P.L.C.	1,055,433	929,825
	Chrysalis Group P.L.C.	526,419	1,241,909
	Churchill China P.L.C.	30,000	151,554
	Clinton Cards P.L.C.	740,506	900,305
	Colefax Group P.L.C.	60,000	238,366
	Cosalt P.L.C.	47,460	250,575
	Crest Nicholson P.L.C.	333,923	4,141,692
	Creston P.L.C.	157,768	622,916
	Dawson Holdings P.L.C.	194,502	356,625
*	Dawson International P.L.C.	100,688	14,388
	Dignity P.L.C.	63,602	777,072
*	Entertainment Rights P.L.C.	1,411,838	843,794
	Euromoney Institutional Investor P.L.C.	277,986	2,799,279
	European Motor Holdings P.L.C.	215,385	1,728,965
	Findel P.L.C.	380,020	4,725,763
	First Choice Holidays P.L.C.	1,764,534	8,909,157
*	Forminster P.L.C.	43,333	3,194
	French Connection Group P.L.C.	314,710	1,283,359
	Fuller Smith & Turner P.L.C. Series A	53,097	1,532,117
	Future P.L.C.	933,632	624,672

1

		Shares	Value††
*	Galiform P.L.C.	2,006,635	$5,043,958
	Game Group P.L.C.	1,507,827	2,624,739
	Games Workshop Group P.L.C.	104,823	805,883
*	Gaskell P.L.C.	36,000	1,769
	GCAP Media P.L.C.	564,659	2,330,899
*	Global Natural Energy P.L.C.	11,004	17,479
	Greene King P.L.C.	522,707	10,647,604
	Halfords Group P.L.C.	760,782	5,333,594
	Haynes Publishing Group P.L.C.	14,703	93,306
	Headlam Group P.L.C.	301,329	3,292,270
*	Highbury House Communications P.L.C.	439,166	6,043
	HMV Group P.L.C.	1,379,794	4,593,026
	Holidaybreak P.L.C.	182,382	2,402,311
*	Homestyle Group P.L.C.	957,889	2,078,226
	Hornby P.L.C.	154,220	818,584
	Huntsworth P.L.C.	818,058	1,569,893
	Incisive Media P.L.C.	372,005	1,414,936
*	Instore P.L.C.	818,461	317,044
	Investinmedia P.L.C.	29,998	92,892
*	Jessops P.L.C.	100,000	251,367
	JJB Sports P.L.C.	835,083	3,886,994
	John David Group P.L.C.	114,500	656,866
	Lambert Howarth Group P.L.C.	43,203	50,590
*	Land of Leather Holdings P.L.C.	148,340	816,262
	Laura Ashley Holdings P.L.C.	2,887,571	1,279,555
	Lookers P.L.C.	676,382	2,122,226
	Luminar P.L.C.	273,181	3,686,245
	Mallett P.L.C.	46,337	225,816
	Manganese Bronze Holdings P.L.C.	62,777	890,342
	Marchpole Holdings P.L.C.	111,635	248,061
	Matalan P.L.C.	1,225,984	4,805,210
*	Mayflower Corp. P.L.C.	550,636	0
	Menzies (John) P.L.C.	219,888	2,050,779
	Mice Group P.L.C.	844,000	577,947
	Millennium and Copthorne Hotels P.L.C.	332,714	3,844,808
*	Monsoon P.L.C.	71,000	555,512
	Moss Bros Group P.L.C.	234,511	313,888
	Mothercare P.L.C.	267,875	1,899,964
*	MyTravel Group P.L.C.	1,643,447	7,106,816
*	Newcastle United P.L.C.	253,896	350,678
	Next Fifteen Communications P.L.C.	25,000	34,074
*	Nord Anglia Education P.L.C.	130,842	595,183
	Northamber P.L.C.	75,888	97,793
*	NXT P.L.C.	339,588	186,913
*	Owen (H.R.) P.L.C.	71,542	217,432
*	Pace Micro Technology P.L.C.	638,041	760,658
*	Partridge Fine Arts P.L.C.	26,127	21,314
#	Pendragon P.L.C.	452,371	4,292,954
	Photo-Me International P.L.C.	1,340,534	2,493,292
*	Pinewood Shep	60,000	235,864
*	Pittards P.L.C.	60,985	9,591
	Portmeirion Group P.L.C.	22,856	116,079
*	Pressac P.L.C.	78,129	1,152
*	QXL Ricardo P.L.C.	3,064	582,479
	Redrow P.L.C.	577,763	7,474,818

2

		Shares	Value††
*	Regent Inns P.L.C.	459,957	$784,374
	Restaurant Group P.L.C.	753,607	4,051,517
*	Sanctuary Group P.L.C.	690,814	108,467
	SCS Upholstery P.L.C.	127,472	1,292,696
	Sinclair (William) Holdings P.L.C.	53,000	77,300
	Sirdar P.L.C.	69,754	59,957
	SMG P.L.C.	965,594	1,087,130
*	Smith News P.L.C.	635,227	1,603,035
*	Southampton Leisure Holdings P.L.C.	19,615	14,962
*	SPG Media Group P.L.C.	75,298	14,942
*	Sportech P.L.C.	1,096,974	188,956
	St. Ives P.L.C.	308,994	1,552,846
*	Stylo P.L.C.	64,096	80,483
	Taylor Nelson Sofres P.L.C.	1,605,792	6,294,413
	Ted Baker P.L.C.	161,948	1,890,178
*	TG21 P.L.C.	85,507	9,660
*	Tinopolis P.L.C.	175,752	120,920
	Topps Tiles P.L.C.	545,796	2,660,075
*	Torotrak P.L.C.	316,569	177,488
*	Tottenham Hotspur P.L.C.	150,000	186,050
	UTV P.L.C.	217,432	1,549,751
	Victoria P.L.C.	12,000	52,804
	Vitec Group P.L.C.	134,662	1,372,736
	Wagon P.L.C.	227,775	617,895
*	Wembley P.L.C.	68,694	2,701
*	Westcity P.L.C.	96,111	90,639
	Wetherspoon (J.D.) P.L.C.	552,111	7,034,605
*	WH Smith P.L.C.	635,227	4,670,145
	Wilmington Group P.L.C.	310,304	1,413,708
	Wilson Bowden P.L.C.	7,000	307,149
	Woolworths Group P.L.C.	4,978,613	3,577,887
Total Consumer Discretionary			216,185,974

Consumer Staples — (4.2%)
	Anglo-Eastern Plantations P.L.C.	111,453	655,058
	Arla Foods UK P.L.C.	1,960,198	2,446,065
	Barr (A.G.) P.L.C.	54,644	1,210,680
	Cranswick P.L.C.	159,211	2,471,190
	Dairy Crest Group P.L.C.	469,620	5,823,959
	Devro P.L.C.	623,198	1,404,825
	European Home Retail P.L.C.	109,256	45,102
	Greggs P.L.C.	38,326	3,009,394
	McBride P.L.C.	698,504	2,426,921
	Nichols P.L.C.	66,550	314,522
	Northern Foods P.L.C.	1,762,847	3,823,801
	Premier Foods P.L.C.	901,221	4,834,025
	PZ Cussons P.L.C.	945,738	2,791,548
*	R.E.A. Holdings P.L.C.	34,233	256,842
	RHM P.L.C.	119,271	642,176
	Robert Wiseman Dairies P.L.C.	283,369	2,722,069
*	Swallowfield P.L.C.	15,000	16,181
	Thorntons P.L.C.	226,306	676,248
	Uniq P.L.C.	452,137	1,913,192
	Wolverhampton & Dudley Breweries P.L.C.	284,926	8,871,052
	Young & Co’s Brewery P.L.C.	10,000	539,773

3

		Shares	Value††
	Young & Co’s Brewery P.L.C. Class A	5,234	$347,941
Total Consumer Staples			47,242,564

Energy — (6.9%)
	Abbot Group P.L.C.	896,741	5,574,372
	Anglo Pacific Group P.L.C.	333,865	916,392
	Burren Energy P.L.C.	421,226	7,610,677
*	Dana Petroleum P.L.C.	319,654	7,796,130
*	Emerald Energy P.L.C.	220,639	833,931
	Expro International Group P.L.C.	387,028	6,162,644
	Fisher (James) & Sons P.L.C.	192,145	2,004,203
*	Fortune Oil P.L.C.	5,933,254	615,705
	Hunting P.L.C.	441,804	4,651,742
	JKX Oil and Gas P.L.C.	501,885	3,053,608
*	KBC Advanced Technologies P.L.C.	163,011	112,987
	Lupus Capital P.L.C.	429,989	133,294
	Melrose Resources P.L.C.	374,206	2,721,560
*	Premier Oil P.L.C.	295,932	7,867,209
* #	Soco International P.L.C.	277,409	7,366,892
	Sondex P.L.C.	252,247	1,401,053
*	U.K. Coal P.L.C.	534,581	4,158,098
*	Venture Production P.L.C.	434,519	7,305,206
	Wood Group (John) P.L.C.	1,504,358	6,971,929
Total Energy			77,257,632

Financials — (19.3%)
	Aberdeen Asset Management P.L.C.	2,223,016	7,531,385
	Arbuthnot Banking Group P.L.C.	67,329	715,666
	Atrium Underwriting P.L.C.	180,581	856,237
*	Bradstock Group P.L.C.	5,200	4,498
	Brewin Dolphin Holdings P.L.C.	874,105	3,079,384
	Brit Insurance Holdings P.L.C.	1,252,614	7,491,886
	Brixton P.L.C.	952,536	10,235,346
	Capital & Regional P.L.C.	275,300	7,242,259
	Chesnara P.L.C.	92,900	325,914
*	CLS Holdings P.L.C.	268,490	3,753,527
	Collins Stewart Tullett P.L.C.	407,502	6,865,286
	Countrywide P.L.C.	628,110	6,286,255
	Daejan Holdings P.L.C.	43,621	4,112,959
	Derwent Valley Holdings P.L.C.	224,683	8,427,441
	Development Securities P.L.C.	177,708	2,220,846
	Domestic & General Group P.L.C.	150,694	3,073,567
	DTZ Holdings P.L.C.	202,773	2,964,179
	Erinaceous Group P.L.C.	465,172	2,998,861
	Evolution Group P.L.C.	1,152,902	2,616,249
	F&C Asset Management P.L.C.	1,670,683	6,085,668
*	Freeport P.L.C.	152,318	1,061,757
	Grainger Trust P.L.C.	436,048	5,626,868
	Great Portland Estates P.L.C.	722,131	8,713,179
	Guiness Peat Group P.L.C.	1,424,556	2,271,815
*	Hampton Trust P.L.C.	232,050	0
	Hardy Underwriting Group P.L.C.	138,704	680,096
*	Hawtin P.L.C.	196,500	59,935
	Helical Bar P.L.C.	319,073	2,774,575
*	Henderson Group P.L.C.	3,396,725	8,322,016
	Highway Insurance Holdings P.L.C.	844,999	1,187,317
	Hiscox P.L.C.	1,606,168	8,351,028
	Hitachi Capital UK P.L.C.	158,219	726,761
	IG Group Holdings P.L.C.	856,702	4,984,442
	Intermediate Capital Group P.L.C.	181,009	5,620,869
	Jardine Lloyd Thompson Group P.L.C.	678,286	5,404,232
	JS Real Estate P.L.C.	17,524	249,962
	Kensington Group P.L.C.	248,504	3,722,932
	Kiln P.L.C.	1,107,206	2,283,830
	London Merchant Securities P.L.C.	1,425,531	7,871,493
	London Scottish Bank P.L.C.	491,096	1,022,089
*	Marylebone Warwick Balfour Group P.L.C.	379,622	1,631,449
	McKay Securities P.L.C.	97,232	807,885
*	Minerva P.L.C.	574,142	4,173,668
	Mucklow (A & J) Group P.L.C.	221,136	2,138,110
*	Panmure Gorden & Co. P.L.C.	15,272	48,092
	Paragon Group of Companies P.L.C.	153,200	1,990,376
	Park Group P.L.C.	291,600	108,036
	Primary Health Properties P.L.C.	61,769	559,646
*	Probus Estates P.L.C.	83,333	164
	Prudential P.L.C.	14,024	182,938
	Quintain Estates & Development P.L.C.	161,208	2,618,193
	Rathbone Brothers P.L.C.	91,700	2,202,875

4

		Shares	Value††
	Rensburg Sheppards P.L.C.	152,060	$2,419,109
	Resolution P.L.C.	87,538	1,095,797
	Rugby Estates P.L.C.	15,328	160,731
	Rutland Trust P.L.C.	85,288	102,831
	S & U P.L.C.	21,140	211,915
*	Safeland P.L.C.	25,000	43,772
	Savills P.L.C.	443,892	5,705,298
	Shaftesbury P.L.C.	572,839	7,667,113
	Shore Capital Group P.L.C.	554,863	726,814
	Stanley (Charles) Group P.L.C.	117,317	766,952
	St. Modwen Properties P.L.C.	417,287	4,684,779
	Town Centre Securities P.L.C.	206,327	2,469,527
	Unite Group P.L.C.	457,428	4,490,654
	Warner Estate Holdings P.L.C.	172,730	2,798,003
	Wellington Underwriting P.L.C.	1,424,300	3,424,349
	Windsor P.L.C.	236,932	223,345
	Workspace Group P.L.C.	663,597	5,943,728
Total Financials			217,218,758

Health Care — (2.7%)
*	Acambis P.L.C.	372,178	766,099
*	Alizyme P.L.C.	660,805	991,466
*	Antisoma P.L.C.	1,491,544	1,064,223
*	Asterand P.L.C.	160,000	18,478
*	Axis-Shield P.L.C.	215,716	1,006,437
	Bespak P.L.C.	108,551	1,261,064
*	Biocompatibles International P.L.C.	150,111	343,330
*	Bioquell P.L.C.	90,893	181,832
	Biotrace International P.L.C.	150,131	383,496
*	BTG P.L.C.	489,797	1,306,720
	Care U.K. P.L.C.	199,641	2,163,666
*	Clinical Computing P.L.C.	46,666	6,995
	Corin Group P.L.C.	151,637	779,305
	Dechra Pharmaceuticals P.L.C.	204,340	947,457
	Ferraris Group P.L.C.	171,391	86,192
*	Genetix Group P.L.C.	151,246	159,977
*	Global Health Partners P.L.C.	932	1,795
	Goldshield Group P.L.C.	123,034	727,599
*	Gyrus Group P.L.C.	474,971	3,459,751
	Huntleigh Technology P.L.C.	149,461	1,126,484
*	Innovata P.L.C.	1,718,271	843,458
	iSOFT Group P.L.C.	737,364	572,797
	Isotron P.L.C.	79,175	1,273,850
*	MDY Healthcare P.L.C.	586,814	31,348
*	Medical Solutions P.L.C.	140,731	21,157
	Nestor Healthcare Group P.L.C.	345,217	971,509
*	Osmetech P.L.C.	66,935	32,560
*	Oxford Biomedica P.L.C.	1,764,734	974,447
*	Phytopharm P.L.C.	111,349	102,550
*	Pinnacle Staffing Group P.L.C.	303,219	56,625
*	Protherics P.L.C.	996,238	1,254,665
*	Provalis P.L.C.	796,584	4,698
	Ransom (William) & Son P.L.C.	30,000	29,781
*	SkyePharma P.L.C.	1,738,458	779,573
	SSL International P.L.C.	738,967	4,925,400
	Theratase P.L.C.	138,068	155,459
*	Vernalis P.L.C.	1,131,506	1,287,710
Total Health Care			30,099,953

Industrials — (31.8%)
*	AEA Technology P.L.C.	539,970	983,833
	Aggreko P.L.C.	979,669	7,595,866
	Air Partner P.L.C.	35,296	553,641
*	Airflow Streamlines P.L.C.	20,500	23,574

5

		Shares	Value††
	Alumasc Group P.L.C.	131,547	$447,505
	Amec P.L.C.	683,554	5,583,651
	Arriva P.L.C.	577,614	7,916,086
	Ashtead Group P.L.C.	1,337,718	3,785,038
	Atkins (WS) P.L.C.	351,983	5,875,761
*	Autologic Holdings P.L.C.	96,590	215,243
*	Avis Europe P.L.C.	3,154,308	4,574,678
	Babcock International Group P.L.C.	784,072	6,183,785
*	Bailey (C.H.) P.L.C.	20,950	38,178
*	BB Holdings, Ltd.	8,709	26,287
	Black Arrow Group P.L.C.	56,500	87,742
	Bodycote International P.L.C.	1,195,464	5,806,989
	Braemar Seascope Group P.L.C.	73,913	517,655
	Brammer P.L.C.	166,307	746,820
	BSS Group P.L.C.	409,205	3,357,098
	Business Post Group P.L.C.	199,404	1,830,373
	Camellia P.L.C.	2,437	406,242
	Carillion P.L.C.	1,066,439	8,061,777
*	Carlisle Group, Ltd.	3,484	6,947
	Carr’s Milling Industries P.L.C.	31,055	352,890
	Carter & Carter Group P.L.C.	41,794	754,607
	Castings P.L.C.	163,887	773,359
	Charles Taylor Consulting P.L.C.	143,225	1,077,242
*	Charter P.L.C.	561,590	9,588,551
	Chemring Group P.L.C.	117,719	3,618,352
	Chloride Group P.L.C.	973,598	2,826,721
	Christie Group P.L.C.	53,263	247,219
	Clarke (T.) P.L.C.	148,717	656,426
	Clarkson P.L.C.	54,733	781,963
	Communisis P.L.C.	577,296	1,005,952
	Cookson Group P.L.C.	694,799	8,116,894
*	Corporate Services Group P.L.C.	3,685,688	455,768
*	Costain Group P.L.C.	1,306,155	1,577,193
*	Danka Business Systems P.L.C.	1,029,605	356,621
	Dart Group P.L.C.	296,000	722,236
	Datamonitor P.L.C.	261,086	2,320,640
	Davis Service Group P.L.C.	645,338	6,469,953
	De La Rue P.L.C.	632,781	7,999,202
	Dewhurst P.L.C. Class A Non-Voting	15,500	53,332
	Dewhurst P.L.C. ORD	9,000	37,153
	Domino Printing Sciences P.L.C.	421,643	2,342,622
*	easyJet P.L.C.	1,032,000	12,100,378
	Eleco P.L.C.	104,685	173,422
	Enodis P.L.C.	1,616,238	6,519,159
	Enterprise P.L.C.	270,194	2,772,277
	Fenner P.L.C.	596,817	2,360,846
	FKI P.L.C.	2,068,038	4,066,788
	Forth Ports P.L.C.	171,300	6,793,929
*	Fortress Holdings P.L.C.	120,728	6,526
	Galliford Try P.L.C.	1,054,108	3,055,738
	Gibbs & Dandy P.L.C.	37,672	285,082
	Gleeson (M.J.) Group P.L.C.	189,545	1,323,843
	Glotel P.L.C.	119,419	139,949
	Go-Ahead Group P.L.C.	167,245	6,980,692
*	Hampson Industries P.L.C.	320,091	978,751

6

		Shares	Value††
*	Harvey Nash Group P.L.C.	226,666	$266,413
	Havelock Europa P.L.C.	123,687	343,814
	Heath (Samuel) & Sons P.L.C.	7,500	72,242
	Helphire Group P.L.C.	543,376	4,040,587
*	Heywood Williams Group P.L.C.	297,460	645,261
	Homeserve P.L.C.	238,474	8,489,111
	Hyder Consulting P.L.C.	159,637	1,255,779
	Interserve P.L.C.	422,266	3,219,794
	Intertek Group P.L.C.	512,085	7,791,522
*	Invensys P.L.C.	1,929,073	9,948,540
	Ite Group P.L.C.	966,080	2,857,186
	James Halstead P.L.C.	104,416	971,192
	Johnson Service Group P.L.C.	206,862	1,392,897
	Keller Group P.L.C.	239,418	3,816,583
	Kier Group P.L.C.	128,597	5,365,390
	Laing (John) P.L.C.	848,681	6,722,929
	Latchways P.L.C.	40,210	988,668
	Lavendon Group P.L.C.	140,454	888,948
	Lincat Group P.L.C.	19,000	232,141
	Litho Supplies P.L.C.	20,000	23,647
*	Lorien P.L.C.	60,000	51,335
	Low & Bonar P.L.C.	707,849	1,778,455
	Management Consulting Group P.L.C.	1,055,808	821,195
	McAlpine (Alfred) P.L.C.	383,618	4,277,463
	Metalrax Group P.L.C.	508,719	656,005
	Michael Page International P.L.C.	1,224,495	9,837,808
	Mitie Group P.L.C.	1,150,518	5,113,659
*	Molins P.L.C.	68,000	170,053
	Morgan Crucible Company P.L.C.	1,125,473	5,712,856
	Morgan Sindall P.L.C.	146,726	3,577,400
	Mouchel Parkman P.L.C.	396,112	3,181,010
	MS International P.L.C.	71,500	225,240
	MSB International P.L.C.	30,748	43,256
	National Express Group P.L.C.	25,000	507,322
	New Avesco P.L.C.	29,998	69,410
	Northern Recruitment Group P.L.C.	36,500	93,942
	Northgate P.L.C.	252,005	5,594,284
	Ocean Wilsons Holdings, Ltd.	84,250	807,380
*	OneSource Services, Inc.	544	6,722
	OPD Group P.L.C.	95,878	802,964
	Parkwood Holdings P.L.C.	72,980	143,355
*	Penna Consulting P.L.C.	91,728	124,516
*	Planestation Group P.L.C.	76,551	0
	Quantica P.L.C.	245,300	147,535
	Radstone Technology P.L.C.	102,913	829,818
*	Regus Group P.L.C.	3,628,946	7,964,410
	Reliance Security Group P.L.C.	49,710	630,410
*	Renold P.L.C.	270,995	568,728
	Ricardo P.L.C.	220,336	1,257,233
	Robert Walters P.L.C.	291,175	1,618,375
	ROK P.L.C.	108,636	1,623,447
	RPS Group P.L.C.	730,729	3,830,728
	Salvesen (Christian) P.L.C.	950,714	1,250,510
	Senior P.L.C.	1,436,031	1,753,286
	Serco Group P.L.C.	235,235	1,682,214

7

		Shares	Value††
	Severfield-Rowan P.L.C.	84,679	$2,324,776
	Shanks Group P.L.C.	884,042	4,066,929
	SIG P.L.C.	445,720	8,486,122
	Smart (J.) & Co. (Contractors) P.L.C.	22,500	359,365
	Speedy Hire P.L.C.	173,508	3,663,230
	Spirax-Sarco Engineering P.L.C.	260,136	4,851,130
	Spring Group P.L.C.	596,238	766,339
	Stagecoach Group P.L.C.	1,865,823	5,222,844
*	Stanelco P.L.C.	2,148,370	49,926
	Tarsus Group P.L.C.	87,549	396,896
	TDG P.L.C.	305,448	1,492,992
	Teesland P.L.C.	482,546	1,094,975
	Tex Holdings P.L.C.	14,000	28,293
*	The 600 Group P.L.C.	218,038	231,321
	Thorpe (F.W.) P.L.C.	24,000	258,265
*	Tinsley (Eliza) Group P.L.C.	19,844	3,511
*	Trafficmaster P.L.C.	517,604	599,284
*	Tribal Group P.L.C.	50,000	133,742
	Trifast P.L.C.	330,473	463,869
	Ultra Electronics Holdings P.L.C.	256,052	5,445,732
	Umeco P.L.C.	177,143	1,513,874
*	Universal Salvage P.L.C.	104,608	271,690
* #	Volex Group P.L.C.	241,088	592,209
	Vp P.L.C.	166,643	945,236
	VT Group P.L.C.	662,229	5,851,832
	Waterman Group P.L.C.	74,473	247,359
	Watermark Group P.L.C.	189,106	128,361
	Weir Group P.L.C.	769,429	7,937,032
	Whatman P.L.C.	490,239	2,496,979
	White Young Green P.L.C.	154,390	1,288,710
*	Wilshaw P.L.C.	198,409	15,113
	Wincanton P.L.C.	417,586	2,921,463
	WSP Group P.L.C.	254,125	2,490,277
	XP Power P.L.C.	73,546	617,770
Total Industrials			357,659,459

Information Technology — (9.9%)
	Abacus Group P.L.C.	271,924	1,001,990
	Acal P.L.C.	98,344	572,347
	Alphameric P.L.C.	486,081	505,598
*	Alterian P.L.C.	151,434	300,727
	Amstrad P.L.C.	311,793	908,466
	Anite Group P.L.C.	1,273,342	2,033,111
*	ARC International P.L.C.	546,440	325,361
*	Autonomy Corp. P.L.C.	602,901	6,141,865
	Aveva Group P.L.C.	243,405	3,425,476
	Axon Group P.L.C.	207,398	2,157,430
*	Bede P.L.C.	135,978	28,112
	CML Microsystems P.L.C.	28,361	89,887
	Compel Group P.L.C.	119,994	238,766
	Computacenter P.L.C.	377,178	1,827,695
*	CSR P.L.C.	107,309	1,402,906
	Detica Group P.L.C.	417,189	2,460,939
	Dialight P.L.C.	111,362	477,779
	Dicom Group P.L.C.	325,477	1,446,161

8

		Shares	Value††
*	Dimension Data Holdings P.L.C.	939,000	$820,576
	Diploma P.L.C.	83,772	1,284,623
	DRS Data & Research Services P.L.C.	26,825	20,034
*	E2V Technologies P.L.C.	25,000	162,745
	Electrocomponents P.L.C.	1,319,110	7,326,861
	Electronic Data Processing P.L.C.	55,200	66,696
*	Eurodis Electron P.L.C.	2,118,657	43,730
	Filtronic P.L.C.	226,882	806,566
*	Financial Objects P.L.C.	17,000	16,669
	GB Group P.L.C.	415,333	298,598
* #	Gresham Computing P.L.C.	180,019	493,240
	Halma P.L.C.	1,554,692	6,601,320
	ICM Computer Group P.L.C.	64,101	328,776
*	Imagination Technologies Group P.L.C.	664,715	1,284,138
	Independent Media Distribution P.L.C.	21,621	15,886
*	Innovation Group P.L.C.	1,562,355	869,457
*	Intec Telecom Systems P.L.C.	983,242	677,392
	Intelek P.L.C.	99,880	28,213
*	Kewill Systems P.L.C.	309,597	453,937
	Laird Group P.L.C.	685,436	5,123,060
	Macro 4 P.L.C.	68,736	282,109
	Microgen P.L.C.	307,694	339,549
	Misys P.L.C.	1,682,514	7,130,234
	Morse P.L.C.	450,565	975,687
	MTL Instruments Group P.L.C.	71,580	615,364
*	nCipher P.L.C.	99,572	522,548
	Netstore P.L.C.	143,737	84,864
	Northgate Information Solutions P.L.C.	1,787,107	2,975,516
*	NSB Retail Systems P.L.C.	1,119,725	645,770
	Oxford Instruments P.L.C.	136,455	649,463
*	Parity Group P.L.C.	7,621	11,457
*	Planit Holdings P.L.C.	235,000	130,228
*	Plasmon P.L.C.	259,985	84,259
	Premier Farnell P.L.C.	1,368,932	5,124,692
	Psion P.L.C.	462,761	1,036,947
*	Raymarine P.L.C.	254,160	2,103,500
	Renishaw P.L.C.	222,795	3,368,835
*	Retail Decisions P.L.C.	258,904	1,036,619
	Revenue Assurance Services P.L.C.	30,304	66,268
	RM P.L.C.	359,199	1,205,034
	Rotork P.L.C.	306,541	4,873,780
	Royalblue Group P.L.C.	125,646	2,349,598
*	SCi Entertainment Group P.L.C.	103,261	993,425
*	Scipher P.L.C.	34,563	764
*	SDL P.L.C.	229,834	963,034
*	Servicepower Technologies P.L.C.	235,191	59,719
	Spectris P.L.C.	508,179	6,886,545
*	Spirent Communictions P.L.C.	2,769,967	2,972,574
*	Superscape Group P.L.C.	302,847	77,478
*	Surfcontrol P.L.C.	104,638	875,089
*	Tadpole Technology P.L.C.	427,207	9,480
	Telent P.L.C.	242,183	2,262,010
*	Telspec P.L.C.	25,000	3,747
	Trace Group P.L.C.	33,552	65,625
	TT electronics P.L.C.	531,652	2,297,013

9

		Shares	Value††
	Vega Group P.L.C.	69,342	$277,445
	Vislink P.L.C.	525,520	1,044,279
*	Wolfson Microelectronics P.L.C.	429,349	2,320,779
*	Workplace Systems International P.L.C.	238,739	15,317
	XAAR P.L.C.	220,887	969,107
	XANSA P.L.C.	1,086,619	1,572,454
	Zetex P.L.C.	276,462	321,227
Total Information Technology			111,666,565

Materials — (3.3%)
*	Amberley Group P.L.C.	200,000	41,281
*	API Group P.L.C.	103,483	174,529
	Baggeridge Brick P.L.C.	136,350	542,710
	British Polythene Industries P.L.C.	97,215	832,124
	Carclo P.L.C.	180,595	294,743
	Chamberlin & Hill P.L.C.	18,000	69,012
	Chapelthorpe P.L.C.	656,803	93,560
*	Coral Products P.L.C.	50,000	17,874
	Croda International P.L.C.	495,398	5,266,002
	Cropper (James) P.L.C.	22,000	74,050
	Delta P.L.C.	474,097	1,387,742
	DS Smith P.L.C.	1,410,480	4,987,628
	Dyson Group P.L.C.	116,928	431,075
	Elementis P.L.C.	1,680,525	2,714,443
	Ennstone P.L.C.	1,455,712	1,362,118
	Filtrona P.L.C.	724,553	3,910,369
	Hill & Smith Holdings P.L.C.	228,223	1,123,429
*	Inveresk P.L.C.	150,000	51,403
	Macfarlane Group P.L.C.	378,287	214,156
	Marshalls P.L.C.	662,347	4,555,502
*	OpSec Security Group P.L.C.	117,822	169,549
	Porvair P.L.C.	139,099	334,796
	RPC Group P.L.C.	335,324	1,630,491
*	Scapa Group P.L.C.	456,918	261,331
*	Scarborough Minerals P.L.C.	14,622	12,348
	Treatt P.L.C.	14,957	96,659
	UCM Group P.L.C.	41,980	54,764
	Victrex P.L.C.	307,403	4,306,323
	Yule Catto & Co. P.L.C.	521,859	2,320,579
	Zotefoams P.L.C.	96,852	191,940
Total Materials			37,522,530

Other — (0.0%)
*	Aries Insurance Services P.L.C.	62,500	0
*	Full Circle Future, Ltd.	135,600	0
*	Garton Engineering P.L.C.	10,248	0
*	Industrial & Commercial Holdings P.L.C.	5,000	147
*	Pisces Property Services P.L.C.	62,500	0
*	Richmond Oil & Gas P.L.C.	220,000	0
*	RMS Communications P.L.C.	15,000	0
*	Secure Ventures (No. 6) P.L.C.	62,500	0
*	Secure Ventures (No. 7) P.L.C.	62,500	0
*	SFI Holdings, Ltd. Series A	26,713	16,278
*	Tandem Group P.L.C.	327,365	0
*	Terence Chapman Group P.L.C.	62,500	390

10

		Shares	Value††
*	Whitecroft P.L.C.	105,000	$0
*	Wraith P.L.C.	1,400	2,507
Total Other			19,322

Telecommunication Services — (0.8%)
*	Colt Telecom Group P.L.C.	858,120	2,278,846
	Kingston Communications P.L.C.	1,328,979	1,821,967
*	Redstone P.L.C.	1,259,104	181,626
	Telecom Plus P.L.C.	222,635	605,928
*	Thus Group P.L.C.	549,382	1,817,924
*	Vanco P.L.C.	232,704	1,860,376
Total Telecommunication Services			8,566,667

Utilities — (1.1%)
	Dee Valley Group P.L.C.	4,214	98,181
	Hydro International P.L.C.	27,669	80,956
	Northumbrian Water Group P.L.C.	375,602	2,230,786
	Viridian Group P.L.C.	393,733	10,232,827
Total Utilities			12,642,750

TOTAL COMMON STOCKS			1,116,082,174

11

		Shares	Value††
RIGHTS/WARRANTS — (0.0%)
*	Innovation Group P.L.C. Rights 12/11/06	624,942	$87,591
*	Letter of Entitlements - Audemars Piguet	90,242	0
*	Planestation Group P.L.C. Warrants 01/13/11	229,653	0
*	SFI Holdings, Ltd. Litigation Certificate	26,713	0
*	Ultraframe Litigation Notes	319,285	0

TOTAL RIGHTS/WARRANTS			87,591

		Face Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (0.8%)
@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $5,768,675 FHLMC 5.000%, 04/15/34, valued at $5,811,152) to be repurchased at $5,697,208	$5,696	5,696,368
	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,108,000 FHLMC 5.82%, 06/01/36, valued at $3,019,439) to be repurchased at $2,974,429	2,974	2,974,000

TOTAL TEMPORARY CASH INVESTMENTS			8,670,368

TOTAL INVESTMENTS - (100.0%)
(Cost $722,319,437)			$1,124,840,133

See accompanying Notes to Financial Statements.

12

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRIA — (1.9%)
COMMON STOCKS — (1.9%)
	Agrana Beteiligungs AG	17,295	$1,699,166
	Andritz AG	27,387	5,297,646
	Austria Email AG	715	5,552
* #	Austrian Airlines AG	42,784	408,832
	BKS Bank AG	520	66,559
	Boehler-Uddeholm AG	104,608	6,662,280
* #	BWIN Interactive Entertainment AG	40,984	908,758
#	BWT AG	24,819	1,088,166
*	CA Immobilien Anlagen AG	134,542	3,911,619
*	Christ Water Techology AG	24,819	397,276
	Constantia Packaging AG	21,263	1,052,655
*	Conwert Immobilien Invest AG	54,426	1,179,177
	Eybl International AG	3,191	54,015
	Flughafen Wien AG	32,850	3,013,369
	Frauenthal Holding AG	10,460	312,639
*	Intercell AG	51,979	1,131,914
#	Lenzing AG	3,948	1,233,606
*	Manner (Josef) & Co. AG	870	64,637
	Mayr-Melnhof Karton AG	11,760	2,133,121
	Oberbank AG	8,153	1,111,107
	Palfinger AG	11,176	1,367,107
*	RHI AG	65,590	3,007,637
	Rosenbauer International AG	2,134	246,715
*	S&T System Integration & Technology Distribution AG	5,233	262,220
	Schoeller-Bleckmann Oilfield Equipment AG	23,403	1,029,508
* #	Sparkassen Immobilien AG	58,185	697,173
	UBM Realitaetenentwicklung AG	1,440	89,639
	Uniqa Versicherungen AG	88,000	2,855,283
*	Wolford AG	5,946	236,974
TOTAL COMMON STOCKS			41,524,350

RIGHTS/WARRANTS — (0.0%)
*	Austrian Airlines AG Rights 11/27/06	42,784	567

TOTAL — AUSTRIA			41,524,917

BELGIUM — (2.9%)
COMMON STOCKS — (2.9%)
*	Abfin SA	2,560	0
	Ackermans & Van Haaren SA	74,360	5,493,855
	Arinso International SA	29,855	684,427
	Banque Nationale de Belgique	710	3,250,283
#	Barco NV	36,337	3,091,615
	Bekaert SA	41,401	4,805,839

1

		Shares	Value††
	Brantano Group NV	5,881	$290,017
	Brederode SA	12,180	462,940
	Carrieres Unies Porphyre SA	45	138,649
*	Cie Mobiliere Sauv S VV Strips	87	29
	Co.Br.Ha Societe Commerciale de Brasserie SA	115	229,461
	Cofinimmo SA	17,021	3,398,764
	Compagnie du Bois Sauvage	87	35,603
	Compagnie Francois d’Entreprises (CFE)	2,080	2,378,853
	Compagnie Immobiliere de Belgique SA	7,453	423,764
#	Compagnie Maritime Belge SA	55,208	2,175,379
	Cumerio	9,586	219,363
	Deceuninck NV	63,700	1,900,978
	Distrigaz	57	331,665
	Dolmen Computer Applications NV	14,860	219,341
	D’Ieteren NV SA	9,168	3,077,719
#	Duvel Moorgat SA	8,788	454,997
	Econocom Group SA	38,283	317,139
* #	Elia System Operator SA NV	80,232	3,188,527
	Euronav SA	56,185	1,749,635
	EVS Broadcast Equipment SA	5,500	296,087
	Exmar NV	52,575	1,569,732
	Floridienne SA	2,033	212,122
*	ICOS Vision Systems NV	19,613	775,576
	Image Recognition Integrated Systems (I.R.I.S.)	3,234	178,719
*	Innogenetics NV	75,886	946,551
*	Integrated Production & Test Engineering NV	9,275	57,242
*	International Brachtherapy SA	16,544	171,511
* #	Ion Beam Application SA	49,701	1,263,562
	Kinepolis	10,703	605,282
*	Laundry Systems Group	14,485	217,495
	Lotus Bakeries SA	1,401	373,868
	Melexis NV	70,385	1,293,156
	Nord-Sumatra Investissements SA	650	521,588
	Omega Pharma SA	63,035	4,368,461
* #	Option NV	79,228	1,102,123
*	Papeteries Catala SA	315	75,090
*	Picanol	16,120	265,667
	Quick Restaurants SA	27,247	1,353,582
* #	Real Software SA	218,853	150,753
	Recticel SA	47,637	619,783
*	Resilux	3,440	189,581
	Rosier SA	655	127,070
	Roularta Media Group NV	10,137	772,018
	Sapec SA	3,635	434,599
*	SAPEC SA Strip VVPR	75	241
#	Sioen Industries NV	40,931	487,542
	Sipef NV	1,685	479,765
	Societe Anonyme Des Glaces de Moustier-sur-Sambre	13,370	925,891
*	Spector Photo Group SA	5,408	7,164
*	Systemat-Datarelay SA	14,672	112,877
	Ter Beke NV	2,281	199,386
	Tessenderlo Chemie NV	66,759	2,782,113
	Unibra SA	1,600	201,566
	Van De Velde NV	18,785	939,200
	VPK Packaging Group SA	12,678	598,901

2

		Shares	Value††
	Warehouses De Pauw SCA	10,753	$664,110
* #	Zenitel	20,197	81,909

TOTAL — BELGIUM			63,740,725

DENMARK — (3.6%)
COMMON STOCKS — (3.6%)
	Aktieselskabet Ringkjoebing Bank A.S.	3,170	450,202
* #	Aktieselskabet Roskilde Bank A.S.	14,170	1,635,879
*	Alk-Abello A.S.	15,055	3,243,385
* #	Alm. Brand A.S.	28,360	1,792,181
	Amagerbanken A.S.	25,720	1,771,828
#	Ambu A.S.	7,460	132,565
	Arkil Holdings A.S. Series B	670	112,893
#	Auriga Industries A.S. Series B	29,250	759,971
#	Bang & Olufsen Holding A.S. Series B	27,637	3,356,076
* #	Bavarian Nordic A.S.	8,530	792,964
	Biomar Holding A.S.	8,498	334,032
*	BoConcept Holding A.S.	3,750	227,687
* #	Bonusbanken A.S.	51,355	400,502
	Bording (F.E.) A.S. Series B	600	84,192
	Brodrene Hartmann A.S. Series B	5,865	236,824
*	Brondbyernes I.F. Fodbold A.S. Series B	5,800	70,647
* #	Capinordic AS	100,000	512,642
*	Dampskibsselskabet Norden A.S.	840	711,270
#	Dampskibsselskabet Torm A.S.	49,460	3,035,749
*	Danionics A.S. Series A	14,000	79,461
#	Dantherm Holding A.S.	13,100	220,035
*	Danware A.S.	5,185	85,705
	DFDS A.S.	11,760	1,444,978
#	DiBa Bank A.S.	1,433	481,473
	Dicentia A.S.	6,000	42,169
	Djursland Bank A.S.	770	96,466
#	DLH A.S. Series B	27,900	514,438
	East Asiatic Co., Ltd.	50,573	2,965,940
#	EDB Gruppen A.S.	5,780	246,789
	Fionia Bank A.S. Rights	2,868	825,637
	FLSmidth & Co. A.S.	73,180	4,268,887
#	Fluegger A.S. Series B	4,023	483,444
	Forstaedernes Bank A.S.	10,422	1,514,302
*	Genmab A.S.	63,829	3,085,364
	Glunz & Jensen A.S.	2,870	40,314
	GPV Industi A.S.	1,700	98,194
#	H&H International A.S. Series B	1,520	454,346
	Hadsten Bank A.S.	555	161,448
#	Harboes Bryggeri A.S.	8,250	359,549
	Hedegaard (Peder P.) A.S.	1,360	138,949
	Hojgaard Holding A.S. Series B	2,500	104,471
#	IC Companys A.S.	30,105	1,855,997
*	Incentive A.S.	3,575	11,750
	ITH Industri Invest A.S.	3,600	138,044
	Lan & Spar Bank A.S.	3,800	303,789
*	Lastas A.S. Series B	6,000	119,000
	Lollands Bank A.S.	750	56,656
*	Maconomy A.S.	37,500	97,508

3

		Shares	Value††
	Migatronic A.S. Series B	400	$21,364
* #	Mols-Linien A.S.	3,800	324,348
* #	NeuroSearch A.S.	19,290	680,620
	NKT Holding A.S.	49,245	4,048,448
	Nordjyske Bank A.S.	17,250	582,917
#	Norresundby Bank A.S.	535	320,021
	NTR Holdings A.S.	2,530	37,081
	Ostjydsk Bank A.S.	1,542	310,498
*	Parken Sport & Emtertainment A.S.	1,900	477,648
	Per Aarsleff A.S. Series B	3,295	283,746
*	Pharmexa A.S.	59,540	174,883
	Ringkjoebing Landbobank Aktieselskab A.S.	11,560	2,259,761
	Roblon A.S. Series B	470	75,065
	Rockwool International A.S.	24,520	3,844,946
	Royal Unibrew A.S.	10,615	1,245,240
* #	RTX Telecom A.S.	14,000	210,222
	Salling Bank A.S.	750	122,752
	Sanistal A.S. Series B	2,686	393,933
*	SAS AB	34,300	506,192
#	Satair A.S.	7,125	321,539
#	Schouw & Co. A.S.	20,235	1,303,254
	SimCorp A.S.	11,740	2,572,490
	Sjaelso Gruppen A.S.	4,438	1,491,490
	SKAKO Industries A.S.	3,930	214,795
	Skjern Bank A.S.	2,230	340,511
#	Sondagsavisen A.S.	36,665	556,442
#	Spar Nord Bank A.S.	94,575	2,212,271
#	Sparbank Vest A.S.	9,485	782,400
#	Sparekassen Faaborg A.S.	721	428,005
	Sydbank A.S.	81,720	3,478,524
	Thrane & Thrane A.S.	6,858	402,082
#	Tivoli A.S.	862	681,987
* #	TK Development A.S.	65,956	994,114
*	Topdanmark A.S.	28,300	4,518,406
*	TopoTarget A.S.	62,900	344,606
	Vestfyns Bank A.S.	340	76,241
	Vestjysk Bank A.S.	19,850	1,086,160
TOTAL COMMON STOCKS			77,681,594

RIGHTS/WARRANTS — (0.0%)
*	Danionics A.S. Rights 12/12/06	14,000	20,768

TOTAL — DENMARK			77,702,362

FINLAND — (5.0%)
COMMON STOCKS — (5.0%)
	Alandsbanken AB Series B	18,190	585,243
*	Aldata Solutions Oyj	194,535	426,688
	Alma Media Corp.	256,900	2,858,993
	Amanda Capital Oyj	67,120	288,403
	Amer Sports Oyj Series A	269,460	6,151,529
	Aspo Oyj	70,175	611,346
* #	Aspocomp Group Oyj	42,026	115,696
	BasWare Oyj	34,550	571,540

4

		Shares	Value††
*	Benefon Oyj	686,900	$227,898
*	Biohit Oyj	9,400	26,211
*	Biotie Therapies Oyj	159,354	364,660
	Capman Oyj Series B	12,485	44,134
*	Cencorp Oyj	89,510	62,764
*	Componenta Oyj	30,700	322,830
	Comptel Oyj	308,941	705,043
	Cramo P.L.C.	96,060	1,926,505
* #	Efore Oyj	129,540	228,955
	Elcoteq SE	66,810	959,562
	Elecster Oyj	2,200	15,128
#	Elektrobit Group Oyj	401,120	1,115,851
	eQ Oyj	132,200	729,330
	Etteplan Oyj	28,000	243,760
*	Evox Rifa Group Oyj	189,210	22,748
	Finnair Oyj	153,750	2,433,481
#	Finnlines Oyj	110,260	2,356,423
#	Fiskars Oyj Abp Series A	178,328	2,835,442
	F-Secure Oyj	447,078	1,312,882
#	HK Ruokatalo Oyj Series A	74,560	1,373,941
*	Honkarakenne Oyj Series B	15,330	113,854
#	Huhtamaki Oyj	322,600	6,066,404
	Ilkka-Yhtyma Oyj	32,460	439,293
*	Incap Oyj	36,800	120,181
	Julius Tallberg-Kiinteistoet Oyj Series B	4,500	108,523
	KCI Konecranes Oyj	255,800	6,520,673
	Kemira GrowHow Oyj	88,660	705,660
	Kemira Oyj	261,200	5,510,596
	Kyro Oyj Abp	128,140	694,794
	Laennen Tehtaat Oyj	17,820	505,123
	Lassila & Tikanoja Oyj	114,376	2,964,763
#	Lemminkainen Oyj	52,700	2,445,284
	Martela Oyj	1,060	9,279
	M-Real Oyj Series B	696,000	4,144,096
	Neomarkka Oyj	16,652	170,405
	Nokian Renkaat Oyj	379,540	7,879,410
	Nordic Aluminium Oyj	10,440	282,637
*	Okmetic Oyj	54,904	256,525
	OKO Bank P.L.C. Class A	101,080	1,631,283
	Olvi Oyj Series A	32,290	823,756
*	Oriola-KD Oyj	26,000	89,870
*	Oriola-KD Oyj	16,000	55,491
*	Orion Oyj Series A	26,000	542,966
*	Orion Oyj Series B	16,000	333,149
	Perlos Oyj	130,761	687,351
	PKC Group Oyj	48,390	719,744
	Ponsse Oyj	82,280	1,417,644
	Poyry Oyj	183,040	2,507,480
* #	Proha Oyj	198,232	107,837
	Raisio Group P.L.C.	375,423	931,541
	Ramirent Oyj	78,640	4,285,455
	Rapala VMC Oyj	116,640	982,706
	Raute Oyj Series A	10,390	167,334
#	Rocla Oyj	12,300	182,816
*	Satama Interactive Oyj	107,200	128,207

5

		Shares	Value††
	Scanfil Oyj	123,479	$440,154
	Sponda Oyj	159,511	2,247,293
#	SSH Communications Oyj	88,050	111,949
	Stockmann Oyj Abp Series A	36,330	1,741,609
#	Stockmann Oyj Abp Series B	93,438	4,532,822
*	Stonesoft Oyj	94,779	61,558
* #	Suominen Oyj	17,955	74,221
	SysOpen Digia Oyj	55,020	251,318
	Talentum Oyj	133,500	567,768
	Tecnomen Oyj	196,570	387,619
	Teleste Oyi	50,749	647,319
#	TietoEnator Oyj	13,000	371,162
	Tieto-X Oyj	22,800	133,273
	Tiimari P.L.C.	16,680	110,886
	Tulikivi Oyj	79,440	366,281
	Turkistuottajat Oyj	8,490	153,369
	Uponor Oyj Series A	203,800	6,680,088
#	Vacon Oyj	44,337	1,408,467
	Vaisala Oyj Series A	35,000	1,436,334
*	Viking Line AB	10,710	308,472
#	Wartsila Corp. Oyj Series B	35,000	1,693,501
	YIT Oyj	61,000	1,590,717
TOTAL COMMON STOCKS			108,765,296

RIGHTS/WARRANTS — (0.0%)
*	Biotie Therapies Oyj Rights 12/15/06	106,236	171,646
*	Tiimari P.L.C. Rights 12/20/06	16,680	6,737
TOTAL RIGHTS/WARRANTS			178,383

TOTAL — FINLAND			108,943,679

FRANCE — (10.6%)
COMMON STOCKS — (10.6%)
*	Actielec Technologies	21,981	81,624
	Affine	2,526	414,594
*	Akka Technologies SA	1,000	43,143
	Ales Groupe SA	33,613	767,461
*	Alten SA	56,620	1,830,025
* #	Altran Technologies SA	274,007	2,514,117
	Apem SA	1,000	95,840
	April Group SA	58,305	2,692,783
* #	Archos	14,076	659,773
#	Arkopharma	36,492	574,674
	Assystem	47,658	894,221
	Aubay SA	28,081	280,173
	Audika SA	22,509	563,096
*	Avanquest Software	15,329	317,943
*	Axorys SA	11,700	9,471
*	Baccarat SA	1,090	206,150
	Bacou-Dalloz	17,098	2,169,084
	Banque Tarneaud SA	1,430	355,749
	Beneteau SA	37,099	3,960,577
*	Bigben Interactive	2,100	8,522
	Boiron SA	19,537	457,110

6

		Shares	Value††
	Boizel Chanoine Champagne SA	5,724	$328,838
	Bonduelle SA	12,181	1,535,691
	Bongrain SA	14,306	1,323,936
#	Bourbon SA	63,632	3,423,909
	Bricorama SA	10,279	597,064
*	Bull SA	4	3
*	Bull SA	185,401	1,146,768
	Burelle SA	4,030	970,777
*	Cafom SA	1,200	35,688
#	Canal Plus SA	280,788	2,886,205
	Carbone Lorraine SA	46,232	2,657,687
* #	CBo Territoria	28,320	113,713
#	Cegedim SA	10,099	885,210
#	Cegid SA	20,276	954,080
*	Cesar SA	142,196	160,128
	CFF Recycling SA	84,608	3,118,914
*	Cibox Inter@ctive SA	232,424	77,395
	Clarins SA	10,264	757,127
* #	Club Mediterranee SA	43,377	2,461,010
* #	Compagnie Generale de Geophysique SA	37,105	7,450,386
	Compagnie Industrielle et Financiere D’Entreprises	300	69,528
	Compagnie International Andre Trigano SA	983	31,522
*	CS Communication et Systemes	7,938	226,016
*	Cybergun	5,682	94,145
	Damartex SA	22,900	1,020,125
*	Dane-Elec Memory SA	65,202	332,207
#	Delachaux SA	23,700	1,612,945
	Didot-Bottin SA	1,620	123,577
*	Dollfus Mieg & Cie SA	35,375	117,102
*	Dynaction SA	10,660	182,151
#	Electricite de Strasbourg	23,784	5,454,673
	Encres Dubuit SA	4,176	42,942
*	Entrepose Contracting	3,400	215,717
	Esso SA	927	202,649
*	Etablissements Gantois Series A	647	6,440
	Etam Developpement SA	23,047	2,136,172
* #	Euro Disney SCA	4,981,489	464,241
	Evialis SA	3,664	174,511
	Exel Industries SA	5,582	432,331
	Explosifs et de Produits Chimiques	524	272,720
* #	Faurecia SA	31,964	2,181,104
	Fimalac SA	111,143	10,117,109
#	Fininfo SA	11,236	180,863
	Finuchem SA	18,083	444,789
	Fleury Michon SA	4,019	237,165
	Foncia Groupe	37,816	1,843,844
	Francois Freres (Tonnellerie) SA	3,839	172,822
	Gascogne SA	7,112	686,250
	Gaumont SA	14,607	1,258,040
*	GECI International	52,548	189,417
#	Generale de Sante	109,455	4,479,277
	Geodis SA	14,348	2,703,601
	Gevelot SA	3,584	273,549
	GFI Informatique SA	126,539	1,010,725
* #	Gifi	7,579	301,007

7

		Shares	Value††
*	Ginger (Groupe Ingenierie Europe)	10,357	$235,645
	GL Events	34,299	1,570,350
*	GPe Pizzorno	1,400	68,345
	Grands Moulins de Strasbourg	110	105,180
*	Groupe Ares SA	17,281	58,962
*	Groupe Ares SA	4,713	16,103
	Groupe Crit	24,673	1,091,825
*	Groupe Flo SA	22,019	268,093
* #	Groupe Go Sport SA	2,740	232,156
	Groupe Guillin SA	1,200	102,742
*	Groupe Open SA	22,246	393,129
#	Groupe Steria SCA	48,989	2,961,054
	Guerbet SA	5,997	1,065,307
	Guyenne et Gascogne SA	26,000	3,523,059
	Haulotte Group SA	53,790	1,383,139
#	Havas SA	1,035,703	5,718,435
	Idsud	2,227	135,834
*	IEC Professionnel Media	27,153	71,939
	IMS International Metal Service SA	51,946	1,415,284
* #	Infogrames Entertainment SA	311,327	295,863
* #	Ingenico SA	77,060	1,943,957
	Ipsos SA	64,032	2,335,155
	Kaufman et Broad SA	34,770	2,074,816
	Lafuma SA	6,232	458,380
	Laurent-Perrier Group	12,172	1,264,147
	Lectra	85,992	613,199
	Lisi SA	8,334	612,338
	Locindus	20,056	976,595
*	LVL Medical Groupe SA	24,346	403,700
*	Maisons Franc	10,194	746,993
	Manitou BF SA	44,368	2,111,427
	Manutan International SA	13,920	820,203
* #	Metaleurop SA	35,449	394,264
	MGI Coutier SA	2,753	91,065
	MoneyLine SA	11	568
	Montupet SA	32,450	646,173
	Mr. Bricolage SA	23,846	551,444
*	Naturex	4,887	340,337
	Nexans SA	78,576	8,466,202
*	Nexity	42,090	2,850,881
	Norbert Dentressangle	12,697	1,119,996
#	NRJ Group	177,024	3,289,449
#	Oberthur Card Systems SA	117,901	789,458
*	Oeneo	102,487	264,951
* #	Orpea	51,311	4,430,524
*	Osiatis	1,400	11,786
	Paris Orleans et Cie SA	2,832	1,004,568
	Passat SA	8,835	99,929
* #	Penauille Polyservices SA	47,072	751,033
	Petit Forestier SA	11,101	851,022
	Pierre & Vacances	12,899	1,628,944
	Plastic Omnium SA	30,846	1,524,699
	Plastivaloire SA	4,552	137,960
	Prosodie SA	14,386	428,442
	Provimi SA	57,248	2,659,079

8

		Shares	Value††
	PSB Industries SA	8,438	$401,039
	Radiall SA	5,387	656,543
	Rallye SA	80,915	4,555,722
	Remy Cointreau SA	57,495	3,461,290
*	Rhodia SA	874,663	2,814,806
	Robertet SA	3,167	503,604
	Rodriguez Group SA	23,307	1,138,894
	Rougier SA	2,040	331,737
	Rubis SA	23,685	1,949,121
*	S.T. Dupont SA	39,440	5,746
	Sabeton SA	13,500	221,684
*	Saft Groupe SA	12,916	419,394
	SAMSE SA	8,800	948,609
	Sasa Industries SA	4,969	215,018
#	SCOR SA	2,821,430	8,068,730
	SEB SA	24,264	3,434,130
	Sechilienne SA	44,000	2,211,285
	Securidev SA	2,500	68,042
	Signaux Girod SA	894	78,176
*	SIICinvest	20,056	70,387
*	Smoby SA	1,172	61,714
	Societe de Developpement Regional de la Bretagne	5,106	28,990
#	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	4,615	3,043,303
	Societe Immobiliere de Location pour L’industrie et le Commerce	23,530	3,496,139
	Societe Industrielle D’Aviations Latecoere SA	21,731	648,314
*	Societe Marseillaise du Tunnel Prado Carenage	500	115,384
	Societe Pour l’Informatique Industrielle SA	5,844	318,164
	Sogeclair SA	1,463	69,860
*	Soitec S.A.	76,307	2,574,148
*	Solving International SA	7,510	67,729
	Somfy SA	22,900	5,741,319
#	Sopra Group SA	23,668	1,802,920
	Spir Communication SA	6,553	994,020
	Stallergenes SA	24,076	1,058,990
	Ste Virbac SA	16,735	998,450
	STEF-TFE SA	29,698	1,620,997
	Sucriere de Pithiviers-Le-Vieil	1,825	1,880,396
*	Sylis SA	23,228	121,807
	Synergie SA	22,616	972,234
*	Team Partners Group SA	78,410	128,738
*	Teamlog SA	34,132	162,959
#	Teleperformance SA	121,237	4,679,580
	Tessi SA	5,050	321,819
*	Theolia SA	48,468	812,085
	Tipiak SA	518	52,815
	Toupargel-Agrigel SA	21,016	1,137,468
#	Trigano SA	32,572	1,533,397
* #	UbiSoft Entertainment SA	41,992	2,651,023
	Union Financiere de France Banque SA	16,369	1,035,852
* #	Valtech	214,241	170,584
	Viel et Compagnie	162,852	1,056,306
	Vilmorin et Cie SA	19,383	1,591,854
	VM Materiaux SA	5,966	530,636
	Vranken Pommery Monopole	9,879	641,011
	XRT	84,075	176,463

TOTAL COMMON STOCKS			230,329,488

9

		Shares	Value††
RIGHTS/WARRANTS — (0.0%)
*	Ales Groupe SA Warrants 03/23/09	316	$2,976
*	Etablissements Gantois Warrants 07/31/07	1,941	4,113
*	Groupe Ares SA Warrants	4,713	0
*	Groupe Focal SA Warrants 02/21/10	466	0
*	SCOR SA Rights 11/29/06	602,627	71,828
TOTAL RIGHTS/WARRANTS			78,917

TOTAL — FRANCE			230,408,405

GERMANY — (11.7%)
COMMON STOCKS — (11.7%)
*	3U Telecom AG	117,766	104,578
	A.S. Creation Tapeton AG	6,853	344,868
*	AAP Implantate AG	47,250	157,238
*	Aareal Bank AG	93,834	3,759,664
*	Abacho AG	29,174	60,871
*	AC-Service AG	13,512	102,951
	ADCapital AG	33,040	453,188
* #	Adlink Internet Media AG	65,430	1,325,905
*	ADVA AG Optical Networking	94,876	960,372
	Agrob AG	5,800	86,272
* #	Aixtron AG	241,952	1,022,979
*	Allbecon AG	21,017	160,331
	Amadeus Fire AG	13,705	237,949
*	Analytik Jena AG	11,215	103,447
	Andreae-Noris Zahn AG	27,200	1,330,814
*	Artnet AG	14,689	172,143
	Atoss Software AG	10,108	105,519
*	Augusta Technologie AG	20,966	326,002
	AWD Holding AG	92,651	3,807,873
*	AZEGO AG	16,940	8,316
#	Baader Wertpapierhandelsbank AG	142,376	732,072
#	Balda AG	128,088	1,082,625
*	Basler AG	8,861	143,302
	Beate Uhse AG	56,241	312,900
	Bechtle AG	35,008	887,363
*	Bertrandt AG	23,282	370,434
*	Beta Systems Software AG	5,700	35,653
	BHS Tabletop AG	2,800	47,264
	Bilfinger Berger AG	136,777	8,524,911
*	Biolitec AG	26,843	268,914
#	Biotest AG	19,346	702,466
*	BKN International AG	26,631	108,658
* #	BMP AG	50,479	131,087
	Boewe Systec AG	15,333	975,853
*	Borussia Dortmund GmbH & Co. KGaA	119,605	358,808
*	Borussia Dortmund GmbH & Co. KGaA	59,574	179,095
*	Borussia Dortmund GmbH & Co. KGaA Issue 06	29,333	88,183
*	Broadnet AG	36,856	323,567
* #	Business Media China AG	15,212	447,949
*	CBB Holding AG	102,602	7,881

10

		Shares	Value††
*	CEAG AG	20,670	$473,148
	Cenit AG Systemhaus	18,394	342,060
* #	CENTROTEC Sustainable AG	18,334	604,211
	Cewe Color Holding AG	12,921	554,148
*	ComBOTS AG	46,295	619,731
#	Comdirect Bank AG	125,995	1,482,572
	Computerlinks AG	16,965	328,397
*	Concord Effekten AG	11,528	43,044
*	Condomi AG	1,800	1,266
* #	Conergy AG	94,598	5,365,230
*	COR AG Insurance Technologies	19,180	76,371
#	CTS Eventim AG	53,393	1,816,284
	Curanum AG	65,193	611,670
*	Cybio AG	11,685	69,403
*	D&S europe AG	67,296	650,192
*	D. Logistics AG	113,203	277,221
#	DAB Bank AG	133,926	1,239,618
	Data Modul AG	9,213	139,849
*	DEAG Deutsche Entertainment AG	36,433	85,379
	Deutsche Euroshop AG	43,693	3,083,234
*	Deutsche Steinzeug Cremer & Breuer AG	23,889	71,782
* #	Deutz AG	257,064	3,407,312
*	Dierig Holding AG	10,500	212,250
	Douglas Holding AG	105,237	5,204,322
	Dr. Hoenle AG	13,062	138,405
	Drillisch AG	79,246	571,561
*	Duerr AG	38,845	1,063,902
	DVB Bank AG	9,543	2,570,117
*	Easy Software AG	13,167	162,592
	Eckert and Ziegler Strahlen - und Medizintechnik AG	6,103	97,189
	Elexis AG	21,709	603,999
*	Elmos Semiconductor AG	23,218	246,214
	ElreingKlinger AG	6,000	376,471
* #	EM.TV AG	118,273	572,251
*	Emprise AG	24,502	15,558
*	EMS New Media AG	42,609	28,209
	Energiekontor AG	38,401	116,345
*	Epcos AG	216,079	3,939,387
	Erlus AG	297	136,801
*	Escada AG	38,407	1,220,060
	Euwax AG	11,933	544,657
* #	Evotec AG	196,039	798,172
	Fielmann AG	58,362	3,208,043
*	FJA AG	44,005	121,740
	Fortec Elektronik AG	6,390	117,166
*	Freenet.De AG	50,400	1,520,216
	Fuchs Petrolub AG	30,747	2,130,347
	GBWAG Bayerische Wohnungs AG	3,383	313,618
	Geratherm Medical AG	11,303	80,857
	Gerry Weber International AG	48,907	1,077,550
	Gesco AG	6,731	355,553
	GFK AG	55,339	2,489,797
*	GFT Technologies AG	66,050	232,109
*	GPC Biotech AG	103,290	2,143,371
	Grenkeleasing AG	32,424	1,405,379

11

		Shares	Value††
	Grundstuecks & Baugesellschaft AG	3,567	$245,085
	Hamborner AG	21,000	848,346
*	Hansa Group AG	35,248	54,165
	Hawesko Holding AG	20,044	545,179
*	Herlitz AG	6,962	39,276
*	Hoeft & Wessel AG	14,884	65,325
*	Hucke AG	11,123	10,315
	Hugo Boss AG	25,100	1,304,009
	Hyrican Informations Systeme AG	9,518	75,657
*	I-D Media AG	23,140	79,726
*	IFA Hotel & Touristik AG	7,000	77,902
*	IM International Media AG	152,932	86,931
#	Indus Holding AG	33,594	1,296,274
*	Innovation in Traffic Systems AG	21,840	219,162
*	Integralis AG	31,050	158,955
	INTERSEROH AG	12,506	461,470
* #	Intershop Communications AG	30,990	61,058
*	Intertainment AG	8,500	16,358
*	Isra Vision Systems AG	10,214	284,883
*	itelligence AG	56,089	241,892
	IVG Immobilien AG	143,237	5,601,608
*	IVU Traffic Technologies AG	37,100	57,921
*	IWKA AG	76,371	1,775,821
*	Jack White Productiions AG	15,810	55,940
*	Jenoptik AG	139,661	1,389,510
#	K&S AG	55,500	5,414,964
	Kampa AG	25,822	245,215
	KERAMAG Keramische Werke AG	13,000	1,101,855
#	Kloeckner-Werke AG	113,960	1,708,303
	Kontron AG	120,791	1,748,779
	Krones AG	17,465	2,292,744
*	KSB AG	4,521	1,797,433
	KWS Saat AG	23,797	2,331,603
*	Leica Camera AG	1,466	22,372
	Leifheit AG	12,500	347,775
	Leoni AG	112,500	4,711,074
*	Loewe AG	22,976	448,912
	LPKF Laser & Electronics AG	26,218	185,322
*	Mania Technologie AG	74,770	333,392
	Masterflex AG	10,531	324,506
* #	Maxdata AG	32,897	80,804
*	Mediclin AG	76,094	418,884
* #	Medigene AG	59,928	548,057
#	Medion AG	79,791	858,849
	Mensch und Maschine Software AG	27,532	185,086
* #	Mobilcom AG	166,255	4,570,801
*	Mologen AG	15,853	158,065
*	Morphosys AG	18,499	1,095,735
*	Mosaic Software AG	5,200	6,489
*	MTU Aero Engines Holding AG	144,740	5,928,604
	Muehlabauer Holdings AG & Co. KGAA	15,349	619,773
	MVV Energie AG	136,235	4,438,661
	MWB Wertpapierhandelsbank AG	13,341	84,500
	Nemetschek AG	23,340	641,424
*	Neschen AG	5,800	10,122

12

		Shares	Value††
*	Net AG Infrastructure, Software & Solutions	58,477	$115,627
*	Net AG Infrastructure, Software & Solutions	13,708	27,050
*	Nexus AG	37,949	176,915
#	Norddeutsche Affinerie AG	129,315	3,637,823
	Norddeutsche Steingut AG	5,960	63,185
*	Nordex AG	87,845	1,472,695
*	Nordwest Handel AG	3,244	24,119
*	november AG	9,018	23,677
	OHB Technology AG	35,779	480,399
	Oldenburgische Landesbank AG	4,234	286,962
	P&I Personal & Informatik AG	17,889	397,559
*	Paion AG	45,000	440,620
*	Pandatel AG	5,700	4,819
#	Paragon AG	22,134	338,139
*	ParSytec AG	14,807	131,940
	PC-Ware AG	14,056	256,303
	Pfeiffer Vacuum Technology AG	27,053	2,096,706
	Pfleiderer AG	121,270	3,081,835
*	Pironet NDH AG	36,682	148,179
* #	Pixelpark AG	22,213	37,309
*	Plambeck Neue Energien AG	59,308	171,853
*	Plasmaselect AG	35,172	102,582
*	Plenum AG	9,300	20,232
* #	Premiere AG	145,700	2,302,880
*	Primacom AG	52,801	518,766
	Progress-Werk Oberkirch AG	6,250	287,164
*	PSI AG fuer Produkte und Systeme der Informationstechnologie	37,353	206,938
*	Pulsion Medical Systems AG	20,493	164,365
*	PVATepla AG	47,459	305,151
* #	QIAGEN NV	481,837	7,043,808
* #	QSC AG	255,715	1,768,753
	Rational AG	15,083	2,522,789
	REALTECH AG	13,541	164,352
	Renk AG	19,400	965,141
*	REpower Systems AG	19,176	1,755,436
	Rheinmetall AG	45,000	3,134,669
	Rhoen-Klinikum AG	149,004	6,723,692
*	Rinol AG	1,475	370
	Rohwedder AG	12,979	120,373
	Ruecker AG	19,678	156,671
*	S.A.G. Solarstrom AG	28,737	96,113
#	Sartorius AG	32,181	1,618,924
	Schlott Sebaldus AG	15,429	494,247
*	Secunet Security AG	14,141	140,239
	Sektkellerei Schloss Wachenheim AG	15,120	227,381
*	Senator Entertainment AG	980	3,494
*	SGL Carbon AG	224,947	5,210,112
	SHB Stuttgarter Invest AG	34,927	1,570,080
*	SHS Viveon AG	20,891	32,649
*	Silicon Sensor International AG	9,177	165,861
* #	Singulus Technologies AG	109,860	1,630,573
	Sinner AG	4,160	79,875
*	SinnerSchrader AG	26,169	58,603
#	Sixt AG	38,312	2,161,584
	SM Wirtschaftsberatungs AG	18,841	216,160

13

		Shares	Value††
	Software AG	67,580	$4,859,156
*	Solar Millenn	18,300	313,226
*	Solon AG fuer Solartechnik	14,245	409,023
	Stada Arzneimittel AG	164,610	8,748,560
	Stahl (R.) AG	14,839	623,635
*	Stoehr & Co. AG	16,000	76,273
	Strabag AG	9,954	1,687,952
#	Stratec Biomedical Systems AG	27,297	755,475
	Sued-Chemie AG	29,146	2,025,414
*	Suess Microtec AG	45,051	418,625
	Synaxon AG	9,060	59,356
	Syskoplan AG	9,363	92,127
	Syzygy AG	30,656	222,010
#	Takkt AG	146,687	2,459,385
*	TDS Informationstechnologie AG	82,037	276,716
	Techem AG	74,865	5,393,723
	Technotrans AG	18,352	565,896
	Telegate AG	20,500	484,773
#	Teles AG	26,657	122,525
*	Textilgruppe Hof AG	12,170	117,632
*	TFG Capital AG & Co. KGAA	36,723	122,103
*	Tomorrow Focus AG	101,081	346,917
*	TRIA It-solutions AG	3,939	1,622
	TTL Information Technology AG	6,400	12,698
*	UMS United Medical Systems International AG	17,056	158,769
	Umweltbank AG	12,254	276,973
	United Internet AG	371,216	5,685,345
	Utimaco Safeware AG	35,121	573,525
	Value Management & Research AG	42,250	216,979
*	Varetis AG	11,100	35,802
*	VBH Holding AG	9,415	65,014
*	VDN Vereinigte Deutsche Nickel-Werke AG	12,150	1,272
*	Vivacon AG	46,935	1,349,459
	Vossloh AG	34,347	2,249,422
*	W.O.M. World of Medicine AG	19,193	62,527
	Wanderer-Werke AG	7,903	402,893
*	Washtec AG	34,934	652,714
*	WaveLight AG	11,800	104,955
* #	WCM Beteiligungs-und Grundbesitz AG	617,895	63,949
	Westag & Getalit AG	7,000	159,309
*	Wincor Nixdorf AG	58,800	8,461,206
*	Wirecard AG	210,816	1,878,834
	Wuerttembergische Lebensversicherung AG	28,123	1,367,924
	Wuerttembergische Metallwarenfabrik AG	30,330	1,004,949
* #	Zapf Creation AG	16,045	191,061
TOTAL COMMON STOCKS			253,770,910

RIGHTS/WARRANTS — (0.0%)
*	Plambeck Neus Energien AG Rights 12/11/06	59,308	26,705

TOTAL — GERMANY			253,797,615

14

		Shares	Value††
GREECE — (3.9%)
COMMON STOCKS — (3.9%)
	A. Kalpinis - N. Simos Steel Service Center	18,022	$90,204
*	Aegek S.A.	218,665	248,884
*	Agrotiki Insurance Co. S.A.	50,787	261,039
*	Alco Hellas ABEE S.A.	79,992	140,889
*	Alfa Alfa Energy S.A.	3,810	7,014
*	Alfa Alfa Holdings S.A.	104,982	0
	Alfa-Beta Vassilopoulos S.A.	21,502	432,853
*	Allatini Industrial & Commercial Co. S.A.	28,630	85,178
*	Alte Technical Co.	85,048	9,011
*	Altec Information & Communication Systems S.A.	80,278	193,603
	Alumil Milonas Aluminum Industry S.A.	44,386	229,294
*	Alysida S.A.	2,160	6,265
*	Anek Lines S.A.	171,271	342,593
	AS Co. S.A.	25,370	37,599
*	Aspis Bank S.A.	149,947	825,342
*	Aspis Pronia General Insurance S.A.	152,060	239,854
*	Astir Palace Hotels S.A.	80,500	633,809
	Athens Medical Center S.A.	124,004	761,231
	Atlantic Supermarkets S.A.	35,080	107,783
	Attica Holdings S.A.	218,206	1,145,856
	Attica Publications S.A.	16,674	51,907
	Atti-Kat S.A.	169,684	265,472
	Autohellas S.A.	76,340	475,553
	Babis Vovos International Construction S.A.	61,592	1,711,437
*	Balafas S.A.	15,200	3,825
*	Balkan Export S.A.	41,970	98,877
*	Bank of Attica S.A.	202,121	1,416,234
	Bank of Greece	43,172	5,339,305
	Benrubi S.A.	11,121	49,471
	Betanet S.A.	27,328	112,973
	Bitros Holdings S.A.	31,022	112,613
	Blue Star Maritime S.A.	194,050	750,013
	Byte Computers S.A.	22,730	99,215
	C. Rokas S.A.	39,819	1,019,926
*	Compucon Computer Applications S.A.	11,260	7,900
*	Computer Peripherals International S.A.	9,110	11,832
	Crown Hellas Can S.A.	30,452	209,711
*	Cyclon Hellas S.A	62,191	139,191
	Daios Plastics S.A.	16,350	121,034
*	Diagnostic & Therapeutic Center of Athens “Hygeia” S.A.	85,140	471,271
	Dionic Societe Anonyme Commercial & Industrial Co. fo Electronic Technological Application S.A.	13,336	15,892
	Domiki Krittis S.A.	23,720	71,879
*	Dromeas S.A.	5,200	13,136
*	Dynamic Life S.A.	16,440	11,757
	Edrasis-C.Psalllidas Technical Co.	58,828	91,814
	Egnatia Bank S.A.	145,896	1,734,243
	EL. D. Mouzakis S.A.	31,653	64,208
	Elais Oleaginous Production S.A.	24,032	780,134
*	Elbisco Holding S.A.	56,000	156,457
	Elektrak S.A.	24,450	93,730
	Elektroniki Athinon S.A.	34,490	305,037
*	Elephant S.A.	26,310	2,787
	Elgeka S.A.	65,880	121,234
	Elmec Sport S.A.	116,156	338,902

15

		Shares	Value††
	Elton Chemicals S.A.	48,940	$95,255
*	Empedos S.A.	15,974	1,692
	ETEM S.A.	63,672	199,092
*	Ethniki General Insurance Co. S.A.	178,148	1,288,001
*	Etma Rayon S.A.	11,242	20,992
*	Euro Reliance General Insurance Co. S.A.	36,550	99,525
*	Eurodrip S.A.	83,040	137,262
	Euromedica S.A.	61,760	580,473
*	European Technical S.A.	32,750	9,976
	Everest S.A.	54,190	160,952
	Evrofarma S.A.	26,707	68,938
	EYDAP Athens Water Supply & Sewage Co. S.A.	53,245	483,463
*	F.G. Europe SA Common Registered Shares	4,536	15,136
*	Fanco S.A.	10,110	2,686
*	Forthnet S.A. Issue 06	115,475	1,570,204
	Fourlis S.A.	102,805	1,931,526
	Frigoglass S.A.	80,050	1,783,108
	Galaxidi Fish Farming S.A.	12,940	17,652
	GEK Group of Cos S.A.	143,114	1,359,572
	General Commercial S.A.	24,060	25,782
*	Geniki Bank	127,174	1,491,027
	Germanos S.A.	187,190	4,708,203
*	Gregorys Mikrogeumata S.A.	53,530	72,949
	Halkor S.A.	194,506	987,427
*	Hatziioannou Holdings S.A.	89,750	172,083
*	Hellenic Cables S.A.	55,596	344,664
	Hellenic Duty Free Shops S.A.	80,020	1,387,437
	Hellenic Fabrics S.A.	32,310	117,291
	Hellenic Sugar Industry S.A.	62,220	320,970
	Hellenic Technodomiki Tev S.A.	439,219	4,790,783
	Heracles General Cement Co.	93,293	1,857,833
*	Hippotour S.A.	13,891	16,373
	Iaso S.A.	142,540	1,307,169
	Iktinos Hellas S.A.	18,430	93,978
	Inform P. Lykos S.A.	28,260	156,462
*	Informatics S.A.	3,778	1,551
*	Intersat S.A.	19,392	0
	Intertech S.A.	23,746	90,736
*	Intracom Holdings S.A.	310,826	2,188,505
*	Intracom Technical & Steel Constructions S.A.	105,050	175,284
*	Ionian Hotel Enterprises S.A.	16,914	238,530
*	Ipirotiki Software & Publications S.A.	22,110	56,806
*	J Boutaris & Son Holding S.A.	48,870	45,351
	J&P-Avax S.A.	146,816	1,167,295
	Karatzis S.A.	28,610	78,116
	Karelia Tobacco Co., Inc. S.A.	5,810	751,088
	Kathimerini Publishing S.A.	30,030	276,452
	Katselis Sons S.A. Bread Industry	41,545	185,934
	Kego S.A.	32,045	72,559
*	Kekrops S.A.	6,444	103,647
*	Keramia-Allatini	10,368	16,752
*	Klonatex Group S.A. Bearer Shares	20,351	10,511
	Kordellou Brothers S.A.	28,010	46,325
	Ktima Kostas Lazaridis S.A.	18,326	32,763
*	Lambrakis Press S.A.	118,587	431,414

16

		Shares	Value††
	Lamda Detergent SA	43,769	$327,234
	Lampsa Hotel Co.	42,101	652,050
*	Lan-Net S.A.	126,887	201,816
*	Lavipharm S.A.	96,324	738,808
*	Loulis Mills S.A.	32,582	115,321
	Mailis (M.J.) S.A.	113,544	401,290
*	Maritime Company of Lesvos S.A.	247,599	370,337
*	Maxim S.A.	16,360	10,864
	Medicon Hellas S.A.	2,860	16,652
	Mesochoritis Brothers S.A.	23,700	15,677
	Metka S.A.	80,240	960,615
	Michaniki S.A.	162,885	827,556
	Minerva Knitwear SA	5,140	18,349
*	Minoan Lines S.A.	211,669	1,148,536
	MLS Multimedia S.A.	8,300	9,797
*	Mochlos S.A.	98,304	45,659
*	Multirama S.A.	10,990	130,375
	Mytilineos Holdings S.A.	94,570	3,076,880
	N. Levederis S.A.	8,355	11,040
*	Nafpaktos Textile Industry S.A.	10,580	16,413
*	Naoussa Spinning Mills S.A.	76,407	21,308
	Naytemporiki S.A.	29,620	60,042
	Neochimiki Lv Lavrentiadis S.A.	70,050	1,261,917
*	Neorion New S.A. Holdings	37,500	111,949
	Newsphone Hellas S.A.	55,010	184,976
*	Nexans Hellas S.A.	3,003	13,828
*	Nirefs Acquaculture S.A.	28,500	147,135
	Notos Com Holdings S.A.	99,854	470,497
	Pantechniki S.A.	89,570	431,368
*	Parnassos Enterprises S.A.	38,775	64,250
*	Pegasus Publishing S.A.	83,990	217,862
*	Perseys S.A.	34,972	71,395
	Petropoulos S.A.	8,832	56,597
*	Petzetakis S.A.	49,310	80,775
*	Pilias S.A.	51,791	24,712
*	Pipeworks L. Girakian Profil S.A.	11,730	18,066
	Piraeus Leasing S.A.	5,765	47,808
*	Prodeftiki Technical Co.	32,257	12,835
*	Promota Hellas S.A.	8,860	2,699
*	Reds S.A.	80,357	276,660
	Regency Entertainment S.A.	130,260	1,933,396
*	Rilken S.A.	1,982	13,095
	S&B Industrial Minerals S.A.	56,301	671,301
*	Sanyo Hellas S.A.	132,841	207,507
	Sarantis S.A.	62,350	654,946
	Sato S.A.	57,868	220,921
*	Selected Textile Industry Assoc. S.A.	73,159	61,151
	Sfakianakis S.A.	27,860	406,751
*	Sheet Steel Co.	25,850	7,868
*	Shelman Hellenic-Swiss Wood S.A.	73,402	178,315
*	Singularlogic S.A.	44,030	178,170
	Spyroy Agricultural Products S.A.	61,348	133,929
*	Stabilton S.A.	27,530	2,917
	Technical Olympic S.A.	238,420	812,519
*	Technodomi M.Travlos Brothers S.A.	13,910	3,869

17

		Shares	Value††
	Teletypos S.A. Mega Channel	63,367	$377,280
	Terna Tourist Technical & Maritime S.A.	90,680	1,273,199
*	Themeliodomi S.A.	37,422	18,337
	Thrace Plastics Co. S.A.	91,730	245,646
	Unisystems S.A.	86,560	240,872
	Vardas S.A.	26,020	74,098
*	Varvaressos S.A. European Spinning Mills	7,200	4,958
*	Veterin S.A.	61,894	331,600
	Viohalco S.A.	426,755	4,957,198
	Vioter S.A.	123,266	197,451
*	Vis Container Manufacturing Co.	4,259	11,422
	Vivartia S.A.	159,415	2,923,969
	Zampa S.A.	830	10,118
TOTAL COMMON STOCKS			84,537,577

PREFERRED STOCKS — (0.0%)
	Egnatia Bank S.A.	3,196	37,861

RIGHTS/WARRANTS — (0.0%)
*	Diagnostic & Therapeutic Center of Athens “Hygeia” S.A. Rights 12/08/06	85,140	74,418

TOTAL — GREECE			84,649,856

IRELAND — (3.0%)
COMMON STOCKS — (3.0%)
	Abbey P.L.C.	86,889	1,187,129
*	Aminex P.L.C.	440,966	234,175
*	Blackrock International Land P.L.C.	897,420	534,822
*	Datalex P.L.C.	227,588	226,584
	DCC P.L.C.	324,316	9,894,632
	Donegal Creameries P.L.C.	26,085	155,640
*	Dragon Oil P.L.C.	1,510,561	5,345,077
	FBD Holdings P.L.C.	132,521	7,147,857
	Fyffes P.L.C.	897,420	1,950,929
	Glanbia P.L.C.	661,581	2,647,264
	Greencore Group P.L.C.	606,995	3,335,999
*	Horizon Technology Group P.L.C.	236,352	294,459
	IAWS Group P.L.C.	368,887	9,093,092
	IFG Group P.L.C.	205,432	552,749
	Independent News & Media P.L.C.	745,387	2,692,218
*	IONA Technologies P.L.C.	100,946	545,412
	Irish Continental Group P.L.C.	93,833	1,598,521
*	Kenmare Resources P.L.C.	2,004,297	1,676,073
	Kingspan Group P.L.C.	185,024	4,134,825
	McInerney Holdings P.L.C.	131,427	2,297,477
	Paddy Power P.L.C.	160,620	3,344,584
*	Providence Resources P.L.C.	6,258,198	664,554
	Qualceram Shires P.L.C.	40,136	104,713
	Readymix P.L.C.	323,262	1,138,597
*	South Wharf P.L.C.	34,575	304,054
	United Drug P.L.C.	803,679	3,828,237
*	Waterford Wedgwood P.L.C.	7,869,750	771,248

TOTAL — IRELAND			65,700,921

18

		Shares	Value††
ITALY — (7.2%)
COMMON STOCKS — (7.2%)
*	A.S. Roma SpA	270,930	$246,099
	ACEA SpA	163,000	3,121,824
	Acegas-APS SpA	72,607	775,107
* #	Actelios SpA	343,329	4,076,872
	Aedes SpA	324,161	2,585,582
#	Aeroporto de Firenze SpA	17,918	483,213
* #	Alitalia SpA	123,532	139,184
	Amplifon SpA	516,559	4,034,456
	Astaldi SpA	200,189	1,506,925
*	Azimut Holding SpA	352,446	4,525,257
#	Banca Finnat Euramerica SpA	706,431	957,315
	Banca Ifis SpA	54,527	730,220
#	Banca Intermobiliare SpA	319,984	3,516,198
	Banca Popolare d’Etruria e del Lazio Scrl	176,865	3,648,175
	Banca Profilo SpA	253,156	810,997
	Banco di Desio e della Brianza SpA	242,974	2,414,940
#	Banco Piccolo Valellinese Scarl SpA	314,205	5,521,102
*	Beghelli SpA	427,981	299,933
	Benetton Group SpA	8,444	154,470
	Beni Stabili SpA, Roma	1,309,500	1,821,574
	Biesse SpA	55,616	1,113,611
	Bonifica Terreni Ferraresi e Imprese Agricole SpA	11,191	578,493
	Brembo SpA	106,748	1,274,891
	Caltagirone Editore SpA	161,554	1,368,061
	Caltagirone SpA	208,342	2,255,869
	Cam Finanziaria SpA	36,527	70,290
#	Carraro SpA	85,800	470,292
#	Cembre SpA	38,673	300,371
	Cementir SpA	249,704	2,197,324
	Centrale del Latte di Torino & Co. SpA	21,168	124,473
* #	Ciccolella SpA	30,000	87,703
	CIR SpA (Cie Industriale Riunite), Torino	1,083,933	3,608,161
*	Cirio Finanziaria SpA	175,000	0
	Class Editore SpA	83,868	152,037
*	Compagnia Immobiliare Azionaria SpA	44,000	12,491
#	Credito Artigiano SpA	297,576	1,446,717
	Credito Bergamasco SpA	64,847	2,654,756
	Cremonini SpA	218,517	694,030
*	CSP International Industria Calze SpA	87,961	134,234
#	Danieli & Co. SpA	86,438	1,226,773
	Davide Campari - Milano SpA	275,990	2,760,594
#	De Longhi SpA	295,644	1,767,708
*	Digital Multimedia Technologies SpA	25,000	1,821,015
* #	Ducati Motor Holding SpA	537,054	627,446
	Emak SpA	57,399	361,709
* #	EnerTad SpA	95,849	423,170
	Ergo Previdenza SpA	103,646	674,661
	Esprinet SpA	81,154	1,514,886
#	Fiera Milano SpA	37,863	441,686
*	Fin.Part SpA	133,481	0

19

		Shares	Value††
*	Finarte Casa d’Aste SpA	56,266	$67,064
#	Gabetti SpA	64,201	324,082
	Gefran SpA	31,849	205,646
*	Gemina SpA	835,842	3,549,961
#	Gewiss SpA	249,008	1,954,391
*	Giovanni Crespi SpA	121,789	145,392
#	Granitifiandre SpA	82,117	873,399
	Gruppo Ceramiche Ricchetti SpA	117,577	229,786
#	Gruppo Editoriale L’Espresso SpA	676,817	3,641,812
	I Grandi Viaggi SpA	98,547	352,628
*	Immobiliare Lombardia SpA	9,036,502	2,533,646
#	Immsi SpA	684,048	1,981,882
*	Impregilo SpA	990,684	5,385,553
#	Indesit Co. SpA	155,000	2,392,655
	Industria Macchine Automatique SpA	72,957	1,062,783
	Industria Romagnola Conduttori Elettrici SpA	43,452	167,531
	Intek SpA	482,657	525,835
	Interpump Group SpA	214,507	1,877,924
	Iride SpA	849,866	2,847,837
*	Italjolly - Compagnia Italiana dei Jolly Hotels SpA	34,500	1,125,698
	Italmobiliare SpA	20,975	2,102,373
* #	Juventus Footbal Club SpA	242,284	578,258
*	KME Group SpA	282,640	204,559
	La Doria SpA	59,783	189,653
*	Lavorwash SpA	25,065	73,171
	Linificio e Canapificio Nazionale SpA	60,550	250,986
	Maffei SpA	60,568	190,065
	Mariella Burani SpA	42,528	1,096,680
*	Marr SpA	131,000	1,202,081
	Marzotto SpA	151,704	693,548
	Meliorbanca SpA	249,443	1,235,084
	Mirato SpA	36,779	409,747
	Monrif SpA	280,520	473,538
*	Montefibre SpA	260,521	134,256
	Navigazione Montanari SpA	254,494	1,307,259
* #	Negri Bossi SpA	76,000	144,069
*	NGP SpA	17,891	8,293
*	Olidata SpA	82,236	98,114
*	Opengate Group SpA	4,000	10,118
*	Pagnossin SpA	9,000	9,521
*	PanariaGroup Industrie Ceramiche Spa	4,000	33,293
	Permasteelisa SpA	67,249	1,320,490
*	Pininfarina SpA	31,285	1,086,843
	Pirelli & C.Real Estate SpA	9,600	663,056
#	Poligrafici Editoriale SpA	154,784	325,215
	Premafin Finanziaria SpA	881,704	2,673,257
	Premuda SpA	232,466	477,907
*	Ratti SpA	159,537	125,661
*	RDM Realty SpA	577,167	26,100
	Recordati SpA	336,356	2,506,925
* #	Reno de Medici SpA	577,167	401,184
* #	Richard-Ginori 1735 SpA	140,800	75,041
	Risanamento Napoli SpA	304,043	2,671,036
	Sabaf SpA	23,325	792,545
	SAES Getters SpA	30,068	1,135,243

20

		Shares	Value††
*	SAVE SpA	29,606	$954,261
* #	Schiapparelli 1824 SpA, Milano	1,322,152	82,938
	Sirti SpA	29,967	83,480
	Smurfit SISA SpA	72,500	250,975
* #	SNIA SpA	1,405,721	251,840
*	Societa Partecipazioni Finanziarie SpA	959,063	964,967
#	Societe Cattolica di Assicurazoni Scarl SpA	27,170	1,511,644
#	Socotherm SpA	66,740	1,090,257
	Sogefi SpA	237,227	1,756,165
	Sol SpA	194,092	1,243,210
* #	Sorin SpA	464,327	972,261
#	Stefanel SpA	96,348	415,746
	Targetti Sankey SpA	34,593	265,063
*	Tecnodiffusione Italia SpA	3,332	8,825
#	Telecom Italia Media SpA	4,300,248	2,094,263
* #	Tiscali SpA	1,003,368	3,251,542
	Tod’s SpA	30,476	2,448,015
#	Trevi Finanziaria SpA	91,694	1,132,517
	Valentino Fashion Group SpA	150,000	5,877,030
*	Vemer Siber Group SpA	197,276	162,994
* #	Viaggi del Ventaglio SpA	94,706	115,512
	Vianini Industria SpA	59,070	245,635
	Vianini Lavori SpA	180,752	2,268,461
	Vittoria Assicurazioni SpA	62,484	1,003,614
*	Zucchi (Vincenzo) SpA	144,350	560,146
TOTAL COMMON STOCKS			156,514,930

RIGHTS/WARRANTS — (0.0%)
*	Negri Bossi SpA Warrants	38,000	0

TOTAL — ITALY			156,514,930

NETHERLANDS — (5.9%)
COMMON STOCKS — (5.9%)
	Aalberts Industries NV	74,143	6,029,165
	Accell Group NV	27,095	917,572
*	AFC Ajax NV	18,134	209,035
	Amsterdam Commodities NV	48,957	251,956
	Arcadis NV	58,275	3,384,990
* #	ASM International NV	148,949	3,139,899
*	Atag Group NV	4,630	1,778
	Batenburg Beheer NV	3,620	226,734
*	Begemann Groep NV Series B	13,451	6,393
	Beter Bed Holding NV	50,502	1,157,912
	Boskalis Westminster NV	65,442	4,904,247
#	Brunel International NV	65,086	2,036,602
	Buhrmann NV	252,113	3,549,300
	Crown Van Gelder NV	13,683	313,502
* #	Crucell NV	119,738	2,894,802
*	Crucell NV ADR	45,768	1,103,924
*	De Vries Robbe Groep NV	9,110	35,367
	DOCdata NV	22,463	203,986
* #	Draka Holding NV	34,598	915,349
*	Econosto NV	38,837	235,604

21

		Shares	Value††
	Eriks Group NV	23,624	$1,583,163
#	Exact Holding NV	72,042	2,215,661
	Fornix Biosciences NV	19,246	563,897
	Gamma Holding NV	15,705	935,329
#	Getronics NV	386,446	2,952,211
	Grolsche NV	36,435	1,555,557
	Grontmij NV	12,028	1,391,766
* #	Hagemeyer NV	1,576,607	7,518,225
	Heijmans NV	75,052	3,880,287
	Hitt NV	20,431	159,712
	ICT Automatisering NV	24,258	470,037
	Imtech NV	63,324	3,693,245
*	Innoconcepts	24,064	365,809
* #	Jetix Europe NV	132,664	3,108,232
	Kas Bank NV	42,888	1,197,085
*	Kendrion NV	285,926	722,815
	Koninklijke Bam Groep NV	264,205	4,811,967
	Koninklijke Ten Cate NV	65,450	1,836,436
	Koninklijke Vopak NV	73,543	3,169,317
* #	Laurus NV	199,032	699,480
	Macintosh Retail Group NV	63,834	2,163,500
*	Maverix Capital NV	1,500	75,488
	Nederlandsche Apparatenfabriek NV	19,519	713,377
	Nutreco Holding NV	100,349	6,211,607
#	Oce NV	283,068	4,719,697
	OPG Groep NV Series A	40,770	4,681,649
	Ordina NV	99,002	2,090,933
* #	Pharming Group NV	230,032	1,034,251
*	Punch Technix NV	12,412	166,173
*	Qurius NV	155,232	185,859
	Reesink NV	2,050	270,565
	Roto Smeets de Boer NV	5,657	301,412
*	Samas NV	73,931	740,393
*	Seagull Holding NV	21,931	63,505
* #	Semiconductor Industries NV	106,087	648,238
	Sligro Food Group NV	62,392	4,259,423
	Smit Internationale NV	46,180	2,317,460
	Stern Groep NV	1,258	64,829
#	Stork NV	102,733	5,076,870
	Telegraaf Media Groep NV	148,536	3,755,597
*	Textielgroep Twenthe NV	1,000	3,311
*	Tulip Computers NV	883,199	374,346
#	Twentsche Kabel Holding NV	20,555	1,608,711
*	Unit 4 Agresso NV	48,259	1,122,524
	Univar NV	76,919	4,045,562
	USG People NV	139,492	5,500,183
#	Van der Moolen Holding NV	117,201	621,026
	Wegener Arcade NV	88,629	1,221,863

TOTAL — NETHERLANDS			128,386,700

NORWAY — (3.5%)
COMMON STOCKS — (3.5%)
	Acta Holding ASA	381,000	1,910,350
	Aker Yards ASA	28,121	2,246,052

22

		Shares	Value††
#	Aktiv Kapital ASA	64,817	$955,834
* #	Altinex ASA	2,410,000	451,101
*	APL ASA	19,900	153,778
	Arendals Fosse Kompani ASA	100	19,584
* #	Birdstep Technology ASA	50,000	83,617
* #	Blom ASA	48,367	216,637
	Bonheur ASA	67,400	2,721,829
*	Camillo Eitze	57,700	630,764
*	Consorte Group ASA	30,000	43,892
*	Corrocean ASA	63,321	58,564
* #	Det Norske Oljeselskap (DNO) ASA	1,688,304	3,185,653
#	DOF ASA	115,506	1,195,741
	EDB Elektronisk Data Behandling ASA	149,417	1,284,131
	Ekornes ASA	105,190	2,375,229
* #	Eltek ASA	126,863	1,286,676
* #	Ementor ASA	94,751	522,243
	Expert ASA	64,250	966,440
*	Fara ASA	56,000	21,669
	Farstad Shipping ASA	60,790	1,334,511
* #	Fast Search & Transfer ASA	487,050	1,230,542
	Ganger Rolf ASA	48,360	1,738,221
*	Havila Shipping ASA	18,000	231,507
*	Home Invest ASA	15,077	0
*	Ignis ASA	934,282	116,836
*	Independent Oil Tools ASA	75,603	35,593
	Itera Consulting Group ASA	148,000	107,300
*	Kongsberg Automotive ASA	51,200	506,750
	Kongsberg Gruppen ASA	49,500	1,262,273
*	Kverneland ASA	23,108	284,540
#	Leroy Seafood Group ASA	63,500	1,074,106
*	Nordic Semiconductor ASA	51,200	386,107
* #	Norse Energy Corp. ASA	549,400	362,067
* #	Norwegian Air Shuttle ASA	19,200	288,368
* #	Ocean Rig ASA	500,262	3,766,218
	Odfjell ASA Series A	91,700	1,630,121
#	Olav Thon Eiendomsselskap ASA	13,360	1,543,721
*	Otrum ASA	17,800	41,462
* #	Petrolia Drilling ASA	910,000	515,449
* #	Photocure ASA	33,362	301,144
#	Prosafe ASA	88,380	6,033,306
* #	Q-Free ASA	78,000	258,598
	Rieber and Son ASA Series A	102,654	933,777
	Scana Industrier ASA	252,423	312,714
* #	Sevan Marine ASA	373,800	2,052,926
*	Sinvest ASA	140,520	2,841,717
* #	Software Innovation ASA	39,943	88,614
	Solstad Offshore ASA	59,900	1,212,025
	Sparebanken Midt-Norge	130,450	1,697,809
#	Steen and Stroem ASA	19,512	1,024,165
*	Synnove Finden ASA	16,200	77,452
	Tandberg ASA Series A	338,180	4,667,553
* #	Tandberg Data ASA	122,130	109,495
*	Tandberg Storage ASA	48,450	31,539
* #	Tandberg Television ASA	253,830	2,848,880
*	TGS Nopec Geophysical Co. ASA	316,440	6,149,275

23

		Shares	Value††
*	Thin Film Electronics ASA	16,200	$21,040
#	Tomra Systems ASA	616,328	4,392,857
* #	TTS Marine ASA	29,000	283,127
	Veidekke ASA	61,646	2,253,112
	Wilhelmsen (Wilhelm), Ltd. ASA Series A	60,800	2,220,649

TOTAL — NORWAY			76,597,250

PORTUGAL — (1.1%)
COMMON STOCKS — (1.1%)
	Cin Corporacao Industrial do Norte SA	1,000	7,550
	Corticeira Amorim Sociedad Gestora Participacoes Sociais SA	230,410	592,726
*	Fibras Sinteticas de Portugal SA	195,903	49,209
	Finibanco Holdings SGPS SA	171,803	689,120
*	Gescartao SGPS SA	31,395	1,006,599
*	Grupo Soares da Costa SGPS SA	206,365	188,666
	Ibersol SGPS SA	20,401	262,483
* #	Impresa Sociedade Gestora de Participacoes Socias SA	190,166	1,120,847
*	Investimentos Participacoes e Gestao SA Inapa	43,702	156,851
	Jeronimo Martins SGPS SA	170,757	3,654,256
#	Mota-Engil SGPS SA	344,465	2,420,533
* #	Novabase SGPS	56,005	410,491
* #	ParaRede SGPS SA	545,591	173,713
#	Portucel-Empresa Produtora de Pasta de Papel SA	466,977	1,437,501
	Sag Gest - Solucoes Automovel Globais SGPS SA	283,240	679,236
	Salvador Caetano - Industrias Metalurgicas e Veiculos de Transporte SA	54,900	399,159
#	Sociedade de Investimento e Gestao SGPS SA	241,216	2,743,341
*	Sonae Industria SGPS SA	280,469	2,731,014
* #	Sonaecom SGPS SA	583,911	3,885,526
*	Sporting Sociedad Desportiva de Futebol SAD	23,339	89,762
*	Sumolis - Companhia Industrial de Fruitas e Bebidas SA	67,967	162,604
	Teixeira Duarte Engenharia e Construcoes SA	756,680	1,764,305

TOTAL — PORTUGAL			24,625,492

SPAIN — (4.4%)
COMMON STOCKS — (4.4%)
#	Abengoa SA	105,048	3,648,877
	Adolfo Dominguez SA	19,382	1,340,189
* #	Adolfo Dominguez SA	969	66,795
	Amper SA	77,791	1,139,194
* #	Avanzit SA	493,567	4,175,566
* #	Azkoyen SA	62,107	617,650
#	Banco de Andalucia SA	9,800	1,253,154
	Banco de Credito Balear SA	35,424	1,532,533
#	Banco Guipuzcoano SA	154,643	5,163,187
*	Baron de Ley SA	12,052	758,804
	Bodegas Riojanas SA	12,365	154,200
#	Campofrio Alimentacion SA	92,800	1,660,928
	Cementos Portland Valderrivas SA	16,881	2,126,971
	Compania de Distribucion Integral Logista SA	29,600	1,773,510
	Compania Vinicola del Norte de Espana SA	16,600	315,664
	Construcciones y Auxiliar de Ferrocarriles SA	7,500	1,347,331
* #	Dogi International Fabrics SA	20,913	100,692

24

		Shares	Value††
	Duro Felguera SA	177,786	$1,824,214
	Electnor SA	102,646	3,686,060
* #	Ercros SA	1,103,370	1,230,114
*	Espanola del Zinc SA	29,250	71,276
*	Estacionamientos Urbanos SA	4,200	0
#	Europistas Concesionaria Espanola SA	40,000	446,289
#	Faes Farma SA	114,545	3,954,928
*	Federico Partenina SA	1,190	13,079
	Funespana SA	21,493	240,772
	Grupo Catalana Occidente SA	111,505	3,655,883
#	Grupo Empresarial Ence SA	64,582	3,411,127
	Iberpapel Gestion SA	24,657	579,233
	Inbesos SA	12,494	233,988
	Indo Internacional SA	37,172	431,230
	Inmobiliaria del Sur SA	2,285	166,437
*	Inmobiliaria I06 Shares	228	16,644
	Inmobiliaria Urbis SA	80,282	2,767,465
*	La Seda de Barcelona SA	1,346,356	4,186,826
	Lingotes Especiales SA	22,080	224,716
	Mecalux SA	55,754	2,293,471
#	Miquel y Costas & Miquel SA	15,173	491,250
#	Natra SA	72,406	1,046,275
* #	Natraceutical SA	731,665	1,879,987
#	NH Hoteles SA	21,703	429,679
*	Nicolas Correa SA	15,750	98,492
	Obrascon Huarte Lain SA	107,743	3,077,205
	Pescanova SA	26,443	963,287
#	Prim SA	23,746	453,380
*	Prim SA Issue 06	2,374	45,285
	Prosegur Cia de Seguridad SA	59,129	1,923,140
* #	Service Point Solutions SA	163,668	647,679
* #	Sociedad Nacional Inds. Aplicaciones Celulosa Espanola	140,767	816,414
	Sol Melia SA	112,700	2,208,723
#	SOS Cuetara SA	284,629	4,966,143
	Tavex Algodonera SA	185,541	835,066
* #	Tecnocom Telecomunicaciones y Energia SA	38,315	616,945
	Tubacex SA	445,457	2,897,358
	Tubos Reunidos SA	104,798	2,410,421
	Unipapel SA	44,264	1,254,463
*	Unipapel SA Issue 06	2,213	62,719
#	Uralita SA	338,493	2,241,738
* #	Urbanizaciones y Transportes SA	267,319	1,006,121
#	Vidrala SA	57,822	1,810,912
	Viscofan SA	164,345	3,021,201
* #	Zeltia SA, Madrid	508,000	3,804,039
TOTAL COMMON STOCKS			95,616,919

RIGHTS/WARRANTS — (0.0%)
*	Azkoyen SA Bonus Rights 12/01/06	62,107	23,853

TOTAL — SPAIN			95,640,772

25

		Shares	Value††
SWEDEN — (6.7%)
COMMON STOCKS — (6.7%)
*	Acando AB Series B	130,800	$240,365
* #	Active Biotech AB	77,400	820,049
	Addtech AB Series B	56,300	1,070,935
	Angpanneforeningen AB Series B	48,500	952,116
* #	Anoto Group AB	261,833	440,615
	Aros Quality Group AB	41,400	314,911
*	Artimplant AB Series B	144,000	68,742
	Axfood AB	92,000	3,457,086
	Axis AB	183,494	2,363,604
	Ballingslov International AB	26,700	700,502
	Beiger Electronics AB	14,700	315,483
	Beijer AB Series B	14,100	422,179
	Beijer Alma AB	58,800	824,775
	Bergman & Beving AB Series B	66,900	1,779,302
	Bilia AB Series A	116,725	1,752,158
	Billerud AB	150,300	2,594,368
*	BioGaia AB Series B	38,000	220,800
*	Biotage AB	51,940	102,581
*	Bong Ljungdahl AB	24,800	246,293
*	Boras Waefveri AB Series B	11,200	53,020
* #	Boss Media AB	73,700	118,172
* #	Cantena AB	58,362	816,882
	Capona AB	25,400	441,370
	Cardo AB	63,000	2,162,628
*	Carl Lamm AB	33,280	225,948
	Castellum AB	428,900	5,438,823
#	Clas Ohlson AB Series B	102,500	2,237,957
	Cloetta AB Series B	22,250	776,755
	Concordia Maritime AB Series B	70,300	481,323
* #	Consilium AB Series B	12,746	74,919
* #	Consilium AB Series B	4,248	24,810
	D. Carnegie & Co. AB	148,200	2,962,342
*	DORO AB	400	272
*	Duroc AB Series B	2,700	10,267
#	Elekta AB Series B	317,200	6,969,378
	Elverket Vallentuna AB	8,650	53,060
* #	Enea Data AB Series B	1,012,000	513,652
	Eniro AB	288,700	3,652,792
	Expanda AB	19,547	220,741
	Fabege AB	205,350	5,241,299
	Fagerhult AB	16,800	349,425
*	Forshem Group AB Series B	9,400	73,770
	Geveko AB Series B	10,800	331,364
#	Gunnebo AB	106,800	1,218,568
	Gunnebo Industrier AB	10,000	238,886
	Haldex AB	64,700	1,464,821
	Heba Fastighets AB Series B	14,500	390,277
	Hexagon AB	10,716	418,909
#	Hiq International AB	111,889	622,910
	HL Display AB Series B	14,400	341,662
	Hoganas AB Series B	77,300	2,033,519
	IBS AB Series B	195,200	584,587
*	Industrial & Financial Systems AB Series B	487,600	638,099
*	Intellecta AB Series B	5,500	35,723
	Intrum Justitia AB	163,100	1,933,997

26

		Shares	Value††
	Invik and Co. AB Series B	15,540	$295,487
	JM AB	291,468	5,902,465
	Klovern AB	303,476	1,135,476
	Kungsleden AB	432,600	6,044,530
	Lagercrantz Group AB Series B	64,300	321,953
*	LBI International AB	107,651	665,911
	Lennart Wallenstam Byggnads AB Class B	123,900	2,193,041
#	Lindex AB	235,900	3,481,243
	Ljungberg Gruppen AB Series B	3,800	152,703
*	LogicaCMG P.L.C.	955,510	3,320,359
* #	Lundin Mining Corp.	4,322	149,831
*	Lundin Petroleum AB	90,000	964,397
* #	Mandator AB	455,520	167,654
#	Meda AB Series A	255,575	8,290,994
*	Medivir Series B	17,250	151,435
*	Micronic Laser Systems AB	105,400	1,051,923
#	Munters AB	57,000	2,559,454
#	NCC AB Series B	118,100	2,854,969
	Nefab AB	55,300	589,659
*	Net Insight AB Series B	924,000	519,689
	New Wave Group AB Series B	107,400	1,287,968
	NIBE Industrier AB	185,200	2,580,802
	Nobia AB	144,500	5,117,085
	Nolato AB Series B	66,440	646,265
*	Observer AB	245,156	1,185,397
	OEM International AB Series B	14,800	372,339
#	OMX AB	189,900	3,438,527
	Orc Software AB	36,300	541,973
*	Ortivus AB	48,010	130,303
	Partnertech AB	28,800	544,367
#	PEAB AB Series B	125,200	2,588,126
*	Pergo AB	135,000	1,046,123
	Poolia AB Series B	36,150	301,935
	Prevas AB Series B	16,000	51,745
*	Pricer AB Series B	1,711,500	179,761
*	Proact It Group AB	29,000	133,094
* #	Proffice AB	215,400	605,204
	Profilgruppen AB	16,300	202,238
	Protect Data AB	53,100	1,435,214
	Q-Med AB	159,200	2,238,691
*	Readsoft AB Series B	48,800	174,868
	Rederi AB Transatlantic Series B	95,600	644,330
	Rottneros Bruk AB	425,600	423,225
	Salus Ansvar AB Series B	38,900	189,656
	Sardus AB	18,100	203,654
*	Scribona AB Series A	40,100	36,007
* #	Scribona AB Series B	226,140	200,370
*	Semcon AB	39,900	385,274
	Sigma AB Series B	25,800	46,041
*	Sintercast AB	11,800	139,732
	Skanditek Industrifoervaltnings AB	156,975	982,539
	Skistar AB	94,800	1,906,799
	Studsvik AB	21,900	774,600
*	SWECO AB	36,800	1,216,243
* #	Switchcore AB	185,784	7,337

27

		Shares	Value††
*	Teleca AB Series B	157,200	$648,248
* #	Telelogic AB	777,200	1,469,041
* #	Teligent AB	55,700	77,947
*	Ticket Travel Group AB	41,152	100,036
	Trelleborg AB Series B	230,400	4,991,974
	TV 4 AB Series A	23,000	907,370
	Uniflex AB Series B	3,630	57,364
	VBG AB Series B	1,084	14,653
*	Vitrolife AB	41,500	177,658
*	Wedins Skor & Accessoarer AB	113,400	161,564
	Westergyllen AB Series B	9,400	39,841
	Wihlborgs Fastigheter AB	65,658	1,263,937
	Wilh. Sonesson AB Series A	4,160	16,096
	Wilh. Sonesson AB Series B	4,160	14,606
	Xponcard Group AB	7,300	133,610

TOTAL — SWEDEN			144,684,741

SWITZERLAND — (14.4%)
COMMON STOCKS — (14.3%)
*	4M Technologies Holding SA	18,445	45,650
	A. Hiestad Holding AG	1,426	1,645,261
*	Actelion, Ltd.	57,965	10,334,593
	AFG Arbonia-Forster Holding AG	4,266	1,598,583
	Allreal Holding AG	28,047	3,032,579
	Also Holding AG	16,678	859,038
	Ascom Holding AG	92,504	1,152,567
	Bachem AG	26,438	1,922,582
	Baloise-Holding AG	43,500	4,202,473
	Bank Coop AG	31,715	2,158,530
	Bank Sarasin & Cie Series B	1,778	5,199,162
	Banque Cantonale de Geneve	4,141	825,880
	Banque Cantonale du Jura	450	159,385
	Banque Cantonale Vaudoise	11,172	4,782,767
	Banque Privee Edmond de Rothschild SA	161	3,497,785
	Barry Callebaut AG	10,927	5,585,769
	Basellandschaftliche Kantonalbank	600	501,952
*	Basilea Pharmaceutica AG	2,629	453,299
	Basler Kantonalbank	5,250	477,491
	Belimo Holdings AG	1,884	1,771,492
	Berner Kantonalbank	25,110	4,256,888
	Bobst Group AG	36,682	1,738,359
	Bossard Holding AG	8,467	551,490
	Bucher Industries AG	33,989	3,635,221
	BVZ (Brig Visp Zermatt) Holding AG	580	148,208
	Calida Holding AG	396	156,031
*	Card Guard AG	32,013	328,022
	Carlo Gavazzi Holding AG	1,065	196,441
	Charles Voegele Holding AG	29,471	2,390,346
	Clariant AG	794,519	11,213,914
	Compagnie Financiere Tradition	5,202	770,007
	Converium Holding AG	546,150	7,153,398
	Conzzeta Holdings AG	1,415	2,540,311
*	COS Computer Systems AG	4,391	91,510
*	Crealogix Holding AG	3,388	270,586

28

		Shares	Value††
	Daetwyler Holding AG	348	$1,735,862
	Edipresse SA	1,572	741,827
	Eichhof Holding AG	458	612,433
	Elektrizitaets-Gesellschaft Laufenberg AG	3,207	3,149,964
*	ELMA Electronic AG	472	111,115
	Emmi AG	13,638	1,583,584
	Ems-Chemie Holding AG	31,716	3,664,387
	Energiedienst Holding AG	8,265	3,626,181
*	Escor Casino & Entertainment AG	2,010	43,618
#	Feintol International Holding AG	1,601	470,567
	Fischer (Georg) AG	11,518	6,539,954
	Flughafen Zuerich AG	13,645	3,936,190
*	Forbo Holding AG, Eglisau	5,990	2,322,527
	Fuchs Petrolub AG	19,809	1,383,549
	Galenica Holding AG	15,936	4,212,188
	Getaz Romang Holding SA	1,280	875,105
	Golay-Buchel Holding SA	40	85,058
	Gurit Holding AG	1,326	1,085,063
	Helvetia Holding AG	12,833	4,093,281
	Hexagon AB Series B	27,240	1,062,786
*	Implenia AG	49,554	1,014,922
	Industrieholding Cham AG	1,704	504,723
	Interroll-Holding SA	2,475	782,523
	Intershop Holding AG	3,444	856,056
*	IsoTis SA	251,843	308,807
	Jelmoli Holding AG	1,521	3,390,448
	Jelmoli Holding AG	2,835	1,260,494
	Kaba Holding AG	10,381	3,232,078
*	Kardex AG	17,985	648,132
	Komax Holding AG	9,005	1,109,011
#	Kudelski SA	106,944	3,590,657
	Kuoni Reisen Holding AG	13,794	7,161,348
	Lem Holdings SA	3,651	636,574
*	Logitech International SA	247,190	7,281,284
	Lonza Group AG	129,327	10,830,718
	Luzerner Kantonalbank	18,593	4,061,531
*	Medisize Holding AG	13,260	827,345
	Metraux Services SA	1,853	328,236
#	Micronas Semiconductor Holding AG	78,808	1,645,808
*	Mikron Holding AG	43,452	527,876
	Mobilezone Holding AG	115,610	674,898
*	Moevenpick-Holding AG	1,320	435,524
* #	Oerlikon Corp.	27,910	11,909,719
	Orell Fuessli Holding AG	5,076	665,628
	OZ Holding AG	10,374	745,452
*	Parco Industriale e Immobiliare SA	600	1,752
	Phoenix Mecano AG	3,041	1,345,893
	Phonak Holding AG	133,842	10,038,309
	PSP Swiss Property AG	148,025	8,178,396
	PubliGroupe SA	6,325	2,129,203
	Rieters Holdings AG	15,890	7,973,182
	Romande Energie Holding SA	2,839	3,286,162
*	Schaffner Holding AG	1,830	327,072
	Schweiter Technology AG	4,193	1,223,991
	Schweizerhall Holding AG	8,648	975,437

29

		Shares	Value††
#	Schweizerische National Versicherungs Gesellschaft	1,881	$1,165,502
*	SEZ Holding AG	53,128	1,641,625
	SIA Abrasives Holding AG	2,381	854,753
	Siegfried Holding AG	8,560	1,368,045
	Sig Holding AG	20,338	6,231,414
*	Sihl	150	376
	Sika AG	8,623	12,413,350
	Societa Elettrica Sopracenerina SA	2,409	552,726
	Societe Generale d’Affichage	5,872	931,994
*	Spirt Avert AG	1,409	10,249
	St. Galler Kantonalbank	9,217	3,781,451
#	Straumann Holding AG	12,103	3,027,570
	Sulzer AG	14,002	14,307,861
	Swiss Prime Site AG	81,434	4,484,951
	Swissfirst AG	27,315	1,698,191
*	Swisslog Holding AG	798,972	1,001,214
	Swissquote Group Holding SA	4,122	1,282,058
	Tamedia AG	15,322	1,802,512
	Tecan Group AG	40,139	2,352,804
*	Temenos Group AG	152,630	2,539,540
*	Tornos SA	38,028	423,799
*	UMS Schweizerische Metallwerke Holding AG	17,585	381,738
*	Unilabs SA	23,874	806,773
	Valiant Holding AG	60,231	6,817,165
	Valora Holding AG	12,004	3,318,327
	Vaudoise Assurances Holdings SA	3,233	482,875
	Villars Holding SA	150	55,136
*	Von Roll Holding AG	379,814	1,150,845
	Vontobel Holdings AG	114,466	4,927,236
	Walliser Kantonalbank	1,457	588,428
	WMH Walter Meier Holding AG	4,878	539,420
	Zehnder Holding AG	786	1,406,547
	Zueblin Immobilien Holding AG	78,908	707,834
	Zuger Kantonalbank	630	1,993,959
TOTAL COMMON STOCKS			311,940,266

PREFERRED STOCKS — (0.1%)
	Fuchs Petrolub AG	19,809	1,579,889

RIGHTS/WARRANTS — (0.0%)
*	Unilabs SA Warrants 12/15/08	23,874	13,746

TOTAL — SWITZERLAND			313,533,901

		Face
		Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (14.2%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $54,455,444 FHLMC 6.000%, 03/15/29 & FNMA, rates ranging from 5.500% to 7.170%(r), maturities ranging from 09/25/32 to 11/01/36, valued at $58,540,860) to be repurchased at $57,400,386	$57,392	$57,391,921

30

		Face
		Amount	Value†
		(000)
@	Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,492,647 FHLMC STRIPS, rates ranging from 0.000% to 5.000%, maturities ranging from 08/01/35 to 08/15/36 & FNMA STRIPS, rates ranging from 0.000% to 6.500%, maturities ranging from 12/01/33 to 07/01/36, valued at $219,300,000) to be repurchased at $215,031,713	$215,000	$215,000,000
	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,294,000 FHLMC 5.82%, 06/01/36, valued at $1,257,128) to be repurchased at $1,238,178	1,238	1,238,000

@	Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $37,677,097 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 02/01/08 to 11/01/36 & FNMA, rates ranging from 4.500% to 11.500%, maturities ranging from 11/01/07 to 11/01/36, valued at $35,703,027) to be repurchased at $35,005,163	35,000	35,000,000
TOTAL TEMPORARY CASH INVESTMENTS			308,629,921

TOTAL INVESTMENTS - (100.0%) (Cost $1,443,976,433)			$2,175,082,187

See accompanying Notes to Financial Statements.

31

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††
ARGENTINA — (0.4%)
COMMON STOCKS — (0.4%)
	Acindar Industria Argentina de Aceros SA Series B	601,249	$915,058
*	Alpargatas SAIC	1,078	1,665
	Alto Palermo SA Series A	5,000	13,879
	BBVA Banco Frances SA	399,900	1,187,893
*	Capex SA Series A	52,893	172,137
*	Celulosa Argentina SA Series B	24,922	17,256
*	Central Puerto SA Series B	16,000	12,048
*	Endesa Costanera SA Series B	114,100	104,118
*	Gas Natural Ban SA	345,000	186,030
*	IRSA Inversiones y Representaciones SA	657,649	1,028,173
*	Juan Minetti SA	353,151	331,271
	Ledesma S.A.A.I.	242,632	147,088
*	Metrogas SA Series B	543,115	194,082
*	Molinos Rio de la Plata SA Series B	596,060	658,025
	Siderar S.A.I.C. Series A	649,191	4,857,261
	Solvay Indupa S.A.I.C.	555,366	613,100
*	Transportadora de Gas del Sur SA Series B	445,280	515,722

TOTAL — ARGENTINA			10,954,806

BRAZIL — (11.0%)
COMMON STOCKS — (1.5%)
	Arcelor Brasil SA	445,346	8,228,102
	Brasil Telecom Participacoes SA	59,520,574	907,242
	Companhia de Bebidas das Americas	8,998,884	3,763,695
	Companhia Siderurgica Nacional SA	241,404	7,214,244
	Copesul Companhia Petroquimica do Sul	55,860	980,195
	CPFL Energia SA	1,935	25,383
*	Embratel Participacoes SA	57,550,000	187,137
	Empresa Brasileira de Aeronautica SA	696,921	7,239,609
	Lojas Renner SA	15,810	206,881
*	Perdigao SA	7,898	95,031
	Souza Cruz SA	291,700	5,037,720
*	Tele Norte Celular Participacoes SA	57,624,254	23,688
	Tele Norte Leste Participacoes SA	59,254	1,893,938
	Tractebel Energia SA	203,300	1,533,436
*	Vivo Participacoes SA	64,140	441,425
TOTAL COMMON STOCKS			37,777,726

PREFERRED STOCKS — (9.5%)
	Ambev Cia de Bebidas das Americas	12,453,835	5,749,473
	Ambev Cia de Bebidas das Americas ADR	266,200	12,274,482
	Aracruz Celulose SA ADR	48,400	2,945,624
	Aracruz Celulose SA Series B	711,999	4,344,345

1

	Shares	Value††
Banci Itau Holding Financeira SA	868,000	$28,946,697
Banco Bradesco SA	802,158	30,159,659
Brasil Telecom Participacoes SA	234,026,240	1,761,953
Brasil Telecom SA	626,730,875	2,851,408
Braskem SA Preferred A	435,600	3,174,951
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	58,650,000	1,828,038
Companhia Energetica de Minas Gerais	109,900,000	4,974,181
Companhia Paranaense de Energia-Copel Series B	100,000,000	1,103,926
Companhia Vale do Rio Doce ADR	170,800	4,022,340
Companhia Vale do Rio Doce Series A	1,853,760	43,308,629
Embratel Participacoes SA	143,582,922	466,893
Empresa Nasional de Comercio Redito e Participacoes SA	480,000	3,280
Gerdau SA	697,734	10,989,713
Gol Linhas Aereas Inteligentes SA	37,500	1,069,053
Investimentos Itau SA	3,300,893	15,322,852
Klabin SA	682,875	1,640,162
Metalurgica Gerdau SA	148,275	2,852,496
Suzano Papel e Celullose SA	143,545	1,370,474
Tele Norte Leste Participacoes SA	180,034	2,661,011
Tele Norte Leste Participacoes SA ADR	137,000	2,045,410
Telecomunicacoes de Sao Paulo SA	621,100	14,045,753
Telemar Norte Leste SA	165,100	3,736,674
Tim Participacoes SA ADR	109,680	3,733,507
Unibanco-Uniao de Bancos Brasileiros SA	40,000	144,111
Unibanco-Uniao de Bancos Brasileiros SA ADR	46,000	3,894,820
Unibanco-Uniao de Bancos Brasileiros Units SA	1,026,260	8,707,804
Usinas Siderurgicas de Minas Gerais SA Series A	200,539	6,775,717
Usinas Siderurgicas de Minas Gerais SA Series B	325	10,883
Vale do Rio Doce Series B	81,160	0
* Vivo Participacoes SA	1,148,746	4,403,969
Vivo Participacoes SA ADR	110,000	429,000
Votorantim Celulose e Papel SA	71,336	1,430,015
Weg SA	489,800	2,941,062
TOTAL PREFERRED STOCKS		236,120,365

TOTAL — BRAZIL		273,898,091

CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Banco de Chile Series F ADR	48,815	2,162,505
Banco Santander Chile SA Sponsored ADR	295,998	14,370,703
Colbun SA	560,549	117,202
Compania Cervecerias Unidas SA ADR	115,400	3,353,524
Compania Telecomunicaciones de Chile SA Sponsored ADR	421,400	3,362,772
Distribucion y Servicio D&S SA ADR	208,828	4,157,765
Embotelladora Andina SA ADR	109,600	1,715,240
Embotelladora Andina SA Series B ADR	89,100	1,503,117
Empresa Nacional de Electricidad SA ADR	514,018	17,826,144
Empresas Copec SA	20,500	231,826
Enersis SA ADR	361,903	5,504,545
Lan Airlines SA ADR	125,900	6,175,395
* Madeco Manufacturera de Cobre SA ADR	4,450	48,728
Masisa SA ADR	38,553	377,819
S.A.C.I. Falabella SA	122,000	410,415
Sociedad Quimica y Minera de Chile SA ADR	61,300	8,373,580

2

	Shares	Value††
Sociedad Quimica y Minera de Chile SA ADR Class A	902	$121,770
Vina de Concha y Toro SA ADR	67,750	2,082,635

TOTAL — CHILE		71,895,685

CZECH REPUBLIC — (1.2%)
COMMON STOCKS — (1.2%)
CEZ A.S.	381,144	16,947,822
Komercni Banka A.S.	27,759	4,141,998
Phillip Morris CR A.S.	954	493,888
Telefonica 02 Czech Republic A.S.	230,085	5,169,395
Zentiva NV	34,406	2,004,264

TOTAL — CZECH REPUBLIC		28,757,367

HUNGARY — (2.0%)
COMMON STOCKS — (2.0%)
ELMU NYRT	185	28,320
* Magyar Telekom Telecommunications P.L.C.	1,050,555	5,122,538
MOL Hungarian Oil & Gas NYRT	168,429	18,927,552
OTP Bank NYRT	386,220	14,795,109
Richter Gedeon NYRT	46,937	9,680,349
Tiszai Vegyi Kombinat RT	93,499	2,566,242

TOTAL — HUNGARY		51,120,110

INDIA — (12.1%)
COMMON STOCKS — (12.1%)
Aban Offshore, Ltd.	7,642	184,323
ABB, Ltd. India	40,539	3,163,808
Aditya Birla Nuvo, Ltd.	5,819	150,912
Amtek Auto, Ltd.	43,171	344,292
Apollo Hospitals Enterprise, Ltd.	21,437	214,993
Arvind Mills, Ltd.	90,436	106,311
Ashok Leyland, Ltd.	621,735	589,890
Asian Paints (India), Ltd.	81,536	1,300,425
Aventis Pharma, Ltd.	8,241	277,806
Bajaj Auto, Ltd.	102,119	6,028,802
Bajaj Hindusthan, Ltd.	49,677	275,591
Balrampur Chini Mills, Ltd.	41,380	75,934
Bharat Earth Movers, Ltd.	32,527	747,265
Bharat Forge, Ltd.	174,384	1,411,568
Biocon, Ltd.	87,444	724,286
Cadila Healthcare, Ltd.	43,470	314,147
Century Textiles & Industries, Ltd.	51,740	745,528
Chennai Petroleum Corp., Ltd.	63,105	310,196
Cipla, Ltd.	880,500	4,986,023
Colgate-Palmolive (India), Ltd.	84,376	717,945
Crompton Greaves, Ltd.	132,020	774,951
Cummins India, Ltd.	135,892	832,531
Dabur India, Ltd.	118,404	390,438
Dr. Reddy’s Laboratories, Ltd.	174,080	2,912,538
EIH, Ltd.	141,150	328,671
Gammon India, Ltd.	46,112	477,563
GlaxoSmithKline Pharmaceuticals, Ltd.	89,046	2,331,122

3

		Shares	Value††
	Glenmark Pharmaceuticals, Ltd.	37,238	$467,991
	Godrej Consumer Products, Ltd.	95,928	335,644
	Great Eastern Shipping Co., Ltd.	110,304	538,333
*	Great Offshore, Ltd.	27,576	372,904
	Gujarat Ambuja Cements, Ltd.	1,452,686	4,664,696
	HCL Infosystems, Ltd.	86,934	318,259
	HCL Technologies, Ltd.	265,435	3,732,943
	HDFC Bank, Ltd.	386,733	9,673,046
	Hero Honda Motors, Ltd. Series B	286,616	4,744,504
	Hindustan Construction Co., Ltd.	40,914	140,667
	Hindustan Lever, Ltd.	2,697,394	14,170,872
	ICICI Bank Sponsored ADR	20,700	805,437
	I-Flex Solutions, Ltd.	66,837	2,375,108
	Indian Hotels Co., Ltd.	644,960	2,173,848
	Indian Petrochemicals Corp., Ltd.	251,964	1,544,490
	Industrial Development Bank of India, Ltd.	678,674	1,116,891
	Infosys Technologies, Ltd.	624,876	30,494,085
	ITC, Ltd.	3,899,423	16,055,195
	Jammu & Kashmir Bank, Ltd.	20,547	244,662
	Jindal Steel & Power, Ltd.	20,902	1,005,692
	JSW Steel, Ltd.	106,526	781,703
	Jubilant Organosys, Ltd.	95,560	542,427
	Larsen & Toubro, Ltd.	216,588	6,613,791
	Lupin, Ltd.	65,216	769,502
	Mahindra & Mahindra, Ltd.	267,561	4,899,298
	Mangalore Refinery & Petrochemicals, Ltd.	846,013	761,353
	Maruti Udyog, Ltd.	326,177	6,731,067
	Matrix Laboratories, Ltd.	95,511	585,717
*	McDowell India Spirits, Ltd.	4,382	7,005
	Moser Baer (India), Ltd.	58,962	347,585
	Motor Industries Co., Ltd.	24,968	1,912,217
	Nicholas Piramal India, Ltd.	76,008	397,739
	Nirma, Ltd.	45,668	376,796
	Pantaloon Retail India, Ltd.	11,716	588,764
	Patni Computer Systems, Ltd.	116,382	1,045,742
	Proctor & Gamble Hygiene & Health Care, Ltd.	11,227	226,369
	Ranbaxy Laboratories, Ltd.	411,794	3,416,510
	Raymond, Ltd.	35,367	344,842
*	Reliance Capital, Ltd.	86,097	1,141,785
*	Reliance Communications, Ltd.	1,721,955	16,488,633
	Reliance Energy, Ltd.	339,176	3,992,726
	Reliance Industries, Ltd.	1,721,955	47,822,700
*	Reliance Natural Resources, Ltd.	1,721,955	893,941
	Satyam Computer Services, Ltd.	772,898	7,919,329
	Sesa Goa, Ltd.	26,750	754,121
	Siemens India, Ltd.	142,115	3,578,804
	Sterling Biotech, Ltd.	83,096	311,337
	Sterlite Industries (India), Ltd. Series A	431,495	5,178,600
	Sun Pharmaceuticals Industries, Ltd.	162,432	3,681,790
	Tata Chemicals, Ltd.	130,261	636,907
	Tata Consultancy Services, Ltd.	504,652	13,429,197
	Tata Motors, Ltd.	408,049	7,366,791
	Tata Power Co., Ltd.	170,018	2,204,320
	Tata Steel, Ltd.	592,597	6,187,456
	Tata Tea, Ltd.	41,503	666,693

4

	Shares	Value††
* Tata Teleservices Maharashtra, Ltd.	1,384,967	$540,221
Thermax, Ltd.	27,473	233,091
Titan Industries, Ltd.	7,547	128,062
TVS Motor Co., Ltd.	33,921	74,063
United Phosphorus, Ltd.	10,027	74,322
* United Spirits, Ltd.	21,912	395,832
UTI Bank, Ltd.	349,044	3,689,239
Videsh Sanchar Nigam, Ltd.	155,496	1,479,829
Wipro, Ltd.	880,456	11,769,788
Wockhardt, Ltd.	38,730	321,143
* Zee Telefilms, Ltd. Series B	529,060	4,408,704
TOTAL COMMON STOCKS		301,410,977

RIGHTS/WARRANTS — (0.0%)
* Tata Teleservices Maharashtra, Ltd. Rights	263,143	2,647

TOTAL — INDIA		301,413,624

INDONESIA — (2.9%)
COMMON STOCKS — (2.9%)
PT Astra International Tbk	8,046,961	13,972,098
PT Bank Central Asia Tbk	4,930,000	2,847,158
PT Bank Danamon Indonesia Tbk	2,027,000	1,380,811
PT Gudang Garam Tbk	2,627,500	2,848,337
PT Indocement Tunggal Prakarsa Tbk	875,000	509,867
PT Indosat Tbk	7,961,500	4,975,121
PT International Nickel Indonesia Tbk	133,000	398,522
PT Kalbe Farma Tbk	1,200,000	154,254
PT Medco Energi International Tbk	240,000	84,963
* PT Panasia Indosyntec Tbk	75,100	3,278
PT Semen Gresik Tbk	826,500	2,880,621
PT Telekomunikasi Indonesia Tbk	33,437,640	36,350,995
PT Unilever Indonesia Tbk	9,580,000	6,258,668
PT United Tractors Tbk	943,000	662,483
TOTAL COMMON STOCKS		73,327,176

RIGHTS/WARRANTS — (0.0%)
* Lippo Karawaci Free Warrants 11/30/07	91,754	1,351

TOTAL — INDONESIA		73,328,527

ISRAEL — (3.8%)
COMMON STOCKS — (3.8%)
Africa-Israel Investments, Ltd.	31,387	2,198,526
Bank Hapoalim B.M.	2,309,640	11,150,108
Bank Leumi Le-Israel	2,521,861	10,160,428
Bezeq Israeli Telecommunication Corp., Ltd.	3,036,759	4,802,511
Clal Industries, Ltd.	215,443	1,195,732
Clal Insurance Enterprise Holdings, Ltd.	42,165	1,067,010
Delek Group, Ltd.	4,584	817,670
Discount Investment Corp.	66,100	1,932,085
Elbit Systems, Ltd.	56,043	1,842,272
* Elron Electronic Industries, Ltd.	1	4

5

		Shares	Value††
*	First International Bank of Israel, Ltd.	205,277	$520,795
*	First International Bank of Israel, Ltd. Par Value $0.05	48,660	631,877
	IDB Development Corp., Ltd. Series A	60,607	2,108,877
	IDB Holding Corp., Ltd.	36,578	1,022,404
	Israel Chemicals, Ltd.	1,410,154	8,471,880
	Israel Corp., Ltd. Series A	5,500	2,773,340
*	Koor Industries, Ltd.	22,390	1,166,941
	Makhteshim-Agan Industries, Ltd.	843,283	4,493,884
	Migdal Insurance Holdings, Ltd.	600,593	870,633
*	NICE Systems, Ltd. ADR	32,401	1,036,832
	Ormat Industries, Ltd.	113,997	1,278,669
	Osem Investment, Ltd.	95,095	907,462
	Partner Communications Co., Ltd.	124,006	1,507,079
	Strauss-Elite, Ltd.	55,697	621,272
	Teva Pharmaceutical Industries, Ltd.	173,280	5,574,636
	Teva Pharmaceutical Industries, Ltd. ADR	733,786	23,525,179
	United Mizrahi Bank, Ltd.	384,693	2,812,463

TOTAL — ISRAEL			94,490,569

MALAYSIA — (4.7%)
COMMON STOCKS — (4.7%)
*	Airasia Berhad	1,839,000	777,205
	AmInvestment Group Berhad	406,882	192,312
	AMMB Holdings Berhad	2,103,331	1,958,673
	Asiatic Development Berhad	395,100	439,013
	Batu Kawan Berhad	10,000	31,230
	Berjaya Sports Toto Berhad	896,900	1,224,432
	British American Tobacco Berhad	295,300	3,632,230
	Bumiputra-Commerce Asset Holdings Berhad	3,095,227	6,672,060
	Digi.Com Berhad	767,162	2,862,235
	EON Capital Berhad	223,600	407,444
	Fraser & Neave Holdings Berhad	61,000	121,311
	Gamuda Berhad	726,300	979,667
	Genting Berhad	697,300	5,637,256
	Golden Hope Plantations Berhad	948,200	1,464,991
	Highlands and Lowlands Berhad	107,500	152,835
	Hong Leong Bank Berhad	1,607,150	2,487,782
	Hong Leong Financial Group Berhad	738,729	1,052,024
	IJM Corp. Berhad	424,800	862,793
	IOI Corp. Berhad	1,055,520	5,506,633
	IOI Properties Berhad	151,300	365,719
	Kuala Lumpur Kepong Berhad	747,000	2,804,955
	Lion Diversified Holdings Berhad	140,500	256,172
	Magnum Corp. Berhad	1,487,600	941,225
	Malakoff Berhad	835,700	2,309,010
	Malayan Banking Berhad	2,815,700	9,025,088
	Malayan Cement Berhad	865,100	274,707
*	Malaysian Airlines System Berhad	904,100	1,074,572
	Malaysian Pacific Industries Berhad	170,000	493,205
*	Malaysian Plantations Berhad	927,500	635,781
	Maxis Communications Berhad	1,631,600	4,461,785
	MISC Berhad	3,003,132	7,716,310
	MMC Corp. Berhad	828,700	870,095
	Nestle (Malaysia) Berhad	229,200	1,533,945

6

		Shares	Value††
	Oriental Holdings Berhad	215,300	$277,308
	Petronas Dagangan Berhad	813,400	1,064,782
	Petronas Gas Berhad	1,304,200	3,366,588
	Plus Expressways Berhad	3,046,800	2,440,808
	Pos Malaysia & Services Holdings Berhad	378,700	529,850
	PPB Group Berhad	1,159,200	1,557,003
	Proton Holdings Berhad	389,000	634,171
	Public Bank Berhad	1,550,201	3,300,818
	Resorts World Berhad	1,120,700	4,087,881
	RHB Capital Berhad	1,849,900	1,838,961
	Shell Refining Co. Federation of Malaysia Berhad	227,000	658,555
	Sime Darby Berhad	2,334,600	4,348,505
	SP Setia Berhad	647,400	794,390
	Star Publications (Malaysia) Berhad	485,600	440,095
	Telekom Malaysia Berhad	2,832,800	7,474,053
	Tenaga Nasional Berhad	3,262,000	9,908,467
	Transmile Group Berhad	164,000	630,500
	UEM World Berhad	560,500	250,721
	UMW Holdings Berhad	364,533	790,879
	YTL Corp. Berhad	1,578,966	2,878,579

TOTAL — MALAYSIA			116,497,609

MEXICO — (12.3%)
COMMON STOCKS — (12.3%)
#	Alfa S.A. de C.V. Series A	640,590	3,802,621
	America Movil S.A. de C.V. ADR	376,240	16,731,393
#	America Movil S.A. de C.V. Series L	29,043,100	64,571,953
*	America Telecom S.A. de C.V. Series A	4,083,841	35,954,280
* #	Carso Global Telecom S.A. de C.V. Telecom Series A1	3,638,671	11,280,158
#	Cementos de Mexico S.A.B de C.V. Series B	4,243,502	13,506,758
	Cemex S.A.B. de C.V. ADR	486,322	15,824,918
	Coca-Cola Femsa S.A. de C.V. Series L	1,174,400	4,186,037
*	Corporacion Interamericana de Entramiento S.A. de C.V. Series B	87,127	190,379
	Corporacion Mexicana de Restaurantes S.A. de C.V. Series B	1,107	443
	Corporativo Fragua S.A. de C.V. Series B	21	131
*	Desc S.A. de C.V. Series B	123,968	156,884
	El Puerto de Liverpool S.A. de C.V. Series C1	339,500	1,004,566
	Embotelladora Arca S.A. de C.V., Mexico	334,100	1,095,051
*	Empresas ICA S.A.B. de C.V	103,950	376,198
	Fomento Economico Mexicano S.A. de C.V. Series B & D	754,800	7,696,711
	Gruma S.A. de C.V. Series B	90,406	308,662
#	Grupo Carso S.A. de C.V. Series A-1	2,486,832	8,490,495
	Grupo Continental S.A. de C.V.	358,600	685,622
#	Grupo Elektra S.A. de C.V.	104,000	1,093,631
	Grupo Financiero del Norte S.A. de C.V. Series C	2,275,936	8,474,979
	Grupo Financiero Inbursa S.A. de C.V. Series O	2,069,088	4,200,869
*	Grupo Gigante S.A. de C.V. Series B	117,282	109,449
#	Grupo Industrial Bimbo S.A. de C.V. Series A	1,011,700	4,144,953
#	Grupo Industrial Maseca S.A. de C.V. Series B	229,000	187,643
	Grupo Mexico S.A.B. de C.V. Series B	2,792,574	10,093,702
#	Grupo Modelo S.A. de C.V. Series C	1,951,800	10,596,329
*	Grupo Nutrisa S.A. de C.V.	129	123
*	Grupo Qumma S.A. de C.V. Series B	1,591	26

7

		Shares	Value††
#	Grupo Televisa S.A. (Certificate Representing Series A, Series D & Series L)	2,117,800	$10,643,374
* #	Impulsora del Desarrollo Economico de America Latina S.A. de C.V.	3,161,776	3,324,822
	Industrias Penoles S.A. de C.V.	324,600	2,896,209
#	Kimberly Clark de Mexico S.A.B. de C.V. Series A	980,200	4,099,784
#	Organizacion Soriana S.A. de C.V. Series B	665,900	4,201,434
*	Promotora y Operadora de Infraestructura S.A. de C.V.	2,120	3,378
*	Savia S.A. de C.V.	120,000	8,740
#	Telefonos de Mexico S.A. de C.V.	12,016,800	15,743,632
	Telefonos de Mexico S.A. de C.V. Series A	200,000	260,935
*	US Commercial Corp. S.A. de C.V.	223,000	36,342
	Vitro S.A. de C.V.	147,450	189,823
#	Wal-Mart de Mexico S.A. de C.V. Series V	11,125,875	41,632,385

TOTAL — MEXICO			307,805,822

PHILIPPINES — (1.1%)
COMMON STOCKS — (1.1%)
	Aboitiz Equity Ventures, Inc.	3,075,000	375,013
	Ayala Corp. Series A	329,815	3,337,573
	Ayala Land, Inc.	13,984,765	4,159,920
	Bank of the Philippine Islands	3,533,947	4,448,999
*	Equitable PCI Bank, Inc.	1,502,227	2,393,149
*	Filipina Water Bottling Corp.	2,006,957	0
	Metro Bank and Trust Co.	1,726,035	1,720,276
	Petron Corp.	13,083,000	1,065,911
	Philippine Long Distance Telephone Co.	147,400	7,438,021
*	Pilipino Telephone Corp.	876,000	107,167
	SM Prime Holdings, Inc.	12,673,177	2,526,001
	Universal Robina Corp.	587,900	232,066

TOTAL — PHILIPPINES			27,804,096

POLAND — (2.5%)
COMMON STOCKS — (2.5%)
	Agora SA	98,779	1,169,223
	Bank Millennium SA	1,380,447	3,711,594
	Bank Pekao SA	156,792	11,561,775
	Bank Przemyslowo Handlowy BPH SA	31,526	9,774,824
	Bank Zackodni WBK SA	88,646	6,644,735
	Browary Zywiec SA	15,860	2,600,930
*	Cersanit SA	172,287	2,466,871
*	Getin Holdings SA	166,879	705,041
*	Grupa Lotos SA	72,750	1,162,421
	Kredyt Bank SA	394,162	3,010,708
	Mondi Packaging Paper Swiecie SA	91,721	3,269,883
	Netia Holdings SA	390,681	666,805
	Polski Koncern Naftowy Orlen SA	369,958	6,673,727
	Telekomunikacja Polska SA	940,603	7,317,225
*	TVN SA	15,000	641,131

TOTAL — POLAND			61,376,893

8

		Shares	Value††
SOUTH AFRICA — (11.4%)
COMMON STOCKS — (11.4%)
	ABSA Group, Ltd.	444,276	$6,985,324
	African Oxygen, Ltd.	354,545	1,520,958
*	African Rainbow Minerals, Ltd.	15,125	160,584
	Anglo American Platinum Corp., Ltd.	223,876	25,927,548
	AngloGold Ashanti, Ltd.	402,684	19,369,524
	Aspen Pharmacare Holdings, Ltd.	430,278	2,026,267
	Barloworld, Ltd.	306,059	6,299,729
	Bidvest Group, Ltd.	412,943	7,363,417
	Discovery Holdings, Ltd.	618,806	2,158,655
	Edgars Consolidated Stores, Ltd.	724,277	3,786,722
	FirstRand, Ltd.	7,981,316	22,016,939
	Foschini, Ltd.	247,044	1,949,767
	Gold Fields, Ltd.	306,889	5,792,685
	Gold Fields, Ltd. Sponsored ADR	404,300	7,734,259
*	Harmony Gold Mining Co., Ltd.	416,418	7,054,653
	Impala Platinum Holdings, Ltd.	598,624	15,132,555
	Imperial Holdings, Ltd.	272,218	5,608,674
	Investec, Ltd.	255,661	2,947,970
	JD Group, Ltd.	238,923	2,644,046
*	Kumba Iron Ore, Ltd.	94,989	1,518,313
	Kumba Resources, Ltd.	94,989	733,031
	Liberty Group, Ltd.	356,007	3,856,331
	Massmart Holdings, Ltd.	195,651	1,787,963
	Mittal Steel South Africa, Ltd.	573,955	7,322,227
	MTN Group, Ltd.	2,008,598	20,537,485
	Nampak, Ltd.	786,764	2,303,708
	Naspers, Ltd. Series N	446,395	9,102,570
	Nedbank Group, Ltd.	565,855	9,898,015
	Network Healthcare Holdings, Ltd.	2,027,252	3,729,204
	Pick’n Pay Stores, Ltd.	654,640	2,923,668
	Pretoria Portland Cement Co., Ltd.	44,261	2,339,327
	Reunert, Ltd.	244,264	2,718,839
	Sanlam, Ltd.	2,441,020	6,072,802
	Santam, Ltd.	109,542	1,299,493
	Sappi, Ltd.	243,332	3,923,682
*	Sappi, Ltd. ADR	30,300	488,739
	Sasol, Ltd. Sponsored ADR	169,800	5,985,450
	Shoprite Holdings, Ltd.	640,645	2,280,303
	Standard Bank Group, Ltd.	1,600,411	19,675,430
	Steinhoff International Holdings, Ltd.	1,363,005	4,185,333
	Sun International, Ltd.	110,163	1,792,361
	Telkom South Africa, Ltd.	710,238	13,354,001
	Tiger Brands, Ltd.	197,495	4,284,535
	Truworths International, Ltd.	489,676	2,041,695
	Woolworths Holdings, Ltd.	1,159,035	2,694,502

TOTAL — SOUTH AFRICA			283,329,283

SOUTH KOREA — (11.4%)
COMMON STOCKS — (11.4%)
#	Amorepacific Corp.	2,152	312,933
* #	Amorepacific Corp.	3,527	1,916,538
#	CJ Corp.	8,888	1,015,779
	Daegu Bank Co., Ltd.	1,200	19,817

9

		Shares	Value††
#	Daelim Industrial Co., Ltd.	18,800	$1,624,093
#	Daewoo Engineering & Construction Co., Ltd.	267,270	6,024,353
#	Daewoo International Corp.	45,870	2,067,077
#	Daewoo Securities Co., Ltd.	103,195	2,026,953
	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	142,290	4,518,237
	Doosan Heavy Industries & Construction Co., Ltd.	28,950	1,202,192
#	Doosan Infracore Co., Ltd.	97,520	2,093,957
	GS Engineering & Construction Corp.	27,320	2,549,667
	GS Holdings Corp.	42,945	1,413,247
	Hana Financial Group, Inc.	112,261	5,720,722
	Hankook Tire Manufacturing Co., Ltd.	84,420	1,368,749
	Hite Brewery Co., Ltd.	13,530	1,670,747
*	Hynix Semiconductor, Inc.	61,630	2,337,731
	Hyundai Department Store Co., Ltd.	6,380	568,051
	Hyundai Development Co.	37,270	2,307,898
	Hyundai Heavy Industries Co., Ltd.	49,890	7,229,648
	Hyundai Mobis	53,070	4,926,993
	Hyundai Motor Co., Ltd.	122,979	9,300,250
	Hyundai Steel Co.	58,560	2,179,082
#	Kangwon Land, Inc.	150,410	3,158,770
	KCC Corp.	7,410	2,351,703
#	Kia Motors Corp.	263,640	3,985,945
	Kookmin Bank	161,175	12,584,329
	Kookmin Bank Sponsored ADR	31,000	2,425,750
	Korea Electric Power Corp.	495,290	20,710,601
*	Korea Exchange Bank	200,200	2,928,583
	Korea Gas Corp.	47,100	2,214,187
	Korea Investment Holdings Co., Ltd.	10,000	513,238
	KT Corp.	195,930	10,048,430
	KT Freetel, Ltd.	36,030	1,205,478
	KT&G Corp.	103,590	6,788,219
* #	LG Card Co., Ltd.	73,259	4,751,415
#	LG Chemical, Ltd.	36,776	1,694,416
	LG Corp.	136,225	4,545,300
	LG Electronics, Inc.	88,910	5,310,762
* #	LG Phillips LCD Co., Ltd.	106,110	3,300,156
	Lotte Confectionary Co., Ltd.	350	432,852
* #	NCsoft Corp.	6,150	386,226
	POSCO	46,060	14,482,536
	Pusan Bank	40,000	493,785
	S1 Corp.	3,130	134,768
	Samsung Corp.	77,520	2,741,173
* #	Samsung Electro-Mechanics Co., Ltd.	37,767	1,700,940
	Samsung Electronics Co., Ltd.	77,768	53,300,262
	Samsung Engineering Co., Ltd.	1,140	53,134
	Samsung Fire and Marine Insurance, Ltd.	27,229	4,359,192
	Samsung Heavy Industries Co., Ltd.	126,000	3,173,452
#	Samsung SDI Co., Ltd.	24,812	1,767,883
	Samsung Securities Co., Ltd.	33,780	1,918,536
	Shinhan Financial Group Co., Ltd.	190,952	9,344,234
	Shinsegae Co., Ltd.	10,460	6,711,486
	SK Corp., Ltd.	73,084	5,373,453
* #	SK Networks Co., Ltd.	111,390	3,590,155
	SK Telecom Co., Ltd.	56,085	13,078,587
	S-Oil Corp.	94,810	6,949,008

10

		Shares	Value††
#	Woori Investment & Securities Co., Ltd.	67,386	$1,496,615

TOTAL — SOUTH KOREA			284,400,273

TAIWAN — (11.7%)
COMMON STOCKS — (11.7%)
	Acer, Inc.	1,578,954	3,403,652
*	Advanced Semiconductor Engineering, Inc.	2,532,213	2,898,485
	Advantech Co., Ltd.	320,386	988,301
	Asia Cement Corp.	2,079,572	2,059,833
	Asustek Computer, Inc.	2,507,964	6,874,784
	AU Optronics Corp.	4,915,439	6,618,116
*	Benq Corp.	1,973,318	1,084,345
	Catcher Co., Ltd.	190,628	1,690,499
	Cathay Financial Holdings Co., Ltd.	8,465,487	19,049,621
*	Cathay Real Estate Development Co., Ltd.	692,000	531,147
*	Chang Hwa Commercial Bank	3,763,796	2,559,628
	Cheng Shin Rubber Industry Co., Ltd.	797,009	844,144
	Cheng Uei Precision Industry Co., Ltd.	201,658	711,589
	Chi Mei Optoelectronic Corp.	4,441,854	4,716,269
*	China Airlines	2,491,621	1,162,650
	China Development Financial Holding Corp.	8,277,080	3,684,817
	China Motor Co., Ltd.	1,184,275	1,082,980
	China Steel Corp.	7,905,578	7,994,823
	Chinatrust Financial Holdings Co., Ltd.	5,734,283	4,893,303
*	Chungwa Picture Tubes Co., Ltd.	5,710,226	1,215,879
*	CMC Magnetics Corp.	2,482,400	843,040
	Compal Communications, Inc.	257,400	919,074
	Compal Electronics, Inc.	2,692,649	2,475,365
	Delta Electronics Industrial Co., Ltd.	1,559,134	4,785,718
	E.Sun Financial Holding Co., Ltd.	2,185,070	1,487,106
	Eternal Chemical Co., Ltd.	320,000	499,636
	Eva Airways Corp.	2,660,444	1,096,882
	Evergreen Marine Corp., Ltd.	2,253,869	1,323,946
	Far East Textile, Ltd.	4,005,189	3,378,531
	Far Eastern International Bank	1,165,841	554,455
	First Financial Holding Co., Ltd.	4,924,715	3,679,384
	Formosa Chemicals & Fiber Co., Ltd.	5,426,141	8,871,918
	Formosa Plastics Corp.	4,721,167	7,729,979
	Foxconn Technology Co., Ltd.	474,858	4,743,917
	Fu Sheng Industrial Co., Ltd.	228,048	218,759
	Fubon Financial Holding Co., Ltd.	7,768,052	7,314,580
*	Fuh-Hwa Financial Holding Co., Ltd.	1,526,885	711,771
	High Tech Computer Corp.	280,944	6,493,464
	Hon Hai Precision Industry Co., Ltd.	3,835,006	27,883,038
	Hotai Motor Co., Ltd.	387,000	924,265
	Hua Nan Financial Holding Co., Ltd.	5,737,122	4,088,549
	Inventec Corp.	1,428,756	1,238,998
	Johnson Health Tech Co., Ltd.	14,000	93,527
	Kinsus Interconnect Technology Corp.	47,000	131,404
	Largan Precision Co., Ltd.	47,250	900,299
	Lite-On Technology Corp.	2,040,612	2,641,463
	Media Tek, Inc.	735,463	7,526,685
	Mega Financial Holding Co., Ltd.	9,477,535	7,193,865
	Mitac International Corp.	1,002,584	1,202,047

11

		Shares	Value††
	Nan Ya Plastic Corp.	6,878,218	$11,074,325
	Nanya Technology Co., Ltd.	3,558,065	2,902,383
*	Pacific Electric Wire & Cable Corp.	233,200	3,750
	Phoenix Precision Technology Corp.	175,000	208,881
	Pou Chen Corp.	1,704,124	1,540,972
	President Chain Store Corp.	776,260	1,918,210
	Quanta Computer, Inc.	3,052,383	5,330,141
	Realtek Semiconductor Corp.	513,136	795,692
	Shin Kong Financial Holding Co., Ltd.	3,242,317	3,322,164
	Silicon Integrated Systems Corp.	1,007,400	567,138
	Siliconware Precision Industries Co., Ltd.	1,945,698	3,108,890
	SinoPac Holdings Co., Ltd.	4,089,033	2,199,765
	Sunplus Technology Co., Ltd.	457,723	467,984
	Synnex Technology International Corp.	666,982	754,307
*	Taishin Financial Holdings Co., Ltd.	3,774,225	2,071,293
*	Taiwan Business Bank	1,803,433	573,117
	Taiwan Cement Corp.	2,368,294	2,148,440
	Taiwan Glass Ind. Corp.	1,073,828	842,203
	Taiwan Semiconductor Manufacturing Co., Ltd.	21,327,076	43,270,478
*	Tatung Co., Ltd.	2,839,000	1,321,184
	U-Ming Marine Transport Corp.	648,860	814,352
	Uni-President Enterprises Corp.	2,513,020	2,449,988
	United Microelectronics Corp.	14,974,868	9,836,420
*	Walsin Lihwa Corp.	2,278,539	1,207,684
	Wan Hai Lines Co., Ltd.	1,625,914	954,313
*	Winbond Electronics Corp.	3,308,000	1,388,478
	Wintek Corp.	747,438	754,245
	Wistron Corp.	972,753	1,242,382
	Ya Hsin Industrial Co., Ltd.	738,018	596,088
	Yang Ming Marine Transport Corp.	2,024,894	1,091,829
	Yulon Motor Co., Ltd.	1,221,069	1,537,782
	Zyxel Communication Corp.	308,893	386,438
TOTAL COMMON STOCKS			291,697,846

RIGHTS/WARRANTS — (0.0%)
*	Taiwan Business Bank Rights 12/22/06	468,892	9,424

TOTAL — TAIWAN			291,707,270

THAILAND — (1.8%)
COMMON STOCKS — (1.8%)
	Advance Info Service Public Co., Ltd. (Foreign)	2,764,500	6,430,861
	Aromatics (Thailand) Public Co., Ltd. (Foreign)	906,200	826,802
	Bangkok Bank Public Co., Ltd. (Foreign)	650,000	2,372,197
#	Bangkok Dusit Medical Services Public Co., Ltd. (Foreign)	308,100	270,376
	Bangkok Expressway Public Co., Ltd. (Foreign)	250,000	172,726
	Bank of Ayudhya Public Co., Ltd. (Foreign)	2,779,900	1,634,096
	Banpu Public Co., Ltd. (Foreign)	132,000	647,221
	BEC World Public Co., Ltd. (Foreign)	1,992,000	1,109,904
	Bumrungrad Hospital Public Co., Ltd. (Foreign)	297,000	302,006
	C.P. Seven Eleven Public Co., Ltd. (Foreign)	2,614,700	484,406
	Central Pattana Public Co., Ltd. (Foreign)	888,500	581,690
	Charoen Pokphand Foods Public Co., Ltd. (Foreign)	7,587,100	1,120,257
	Delta Electronics (Thailand) Public Co., Ltd. (Foreign)	1,839,310	901,849

12

		Shares	Value††
	Hana Microelectronics Public Co., Ltd. (Foreign)	387,400	$294,098
	Kasikornbank Public Co., Ltd. (Foreign)	1,860,300	3,705,570
	Krung Thai Bank Public Co., Ltd. (Foreign)	11,073,770	4,257,362
	Land & Houses Public Co., Ltd. (Foreign)	2,130,310	501,494
#	PTT Chemical Public Co., Ltd. (Foreign)	693,060	1,486,715
	Ratchaburi Electricity Generating Holding Public Co., Ltd. (Foreign)	1,458,000	1,675,512
*	Sahaviriya Steel Industries Public Co., Ltd. (Foreign)	6,094,000	203,727
	Siam Cement Public Co., Ltd. (Foreign)	270,000	1,970,748
	Siam City Cement Public Co., Ltd. (Foreign)	296,013	2,144,125
	Siam Commercial Bank Public Co., Ltd. (Foreign)	2,549,166	4,971,211
#	Thai Oil Public Co., Ltd. (Foreign)	915,200	1,568,040
#	Thai Union Frozen Products Public Co., Ltd. (Foreign)	2,387,520	1,636,244
	Thanachart Capital PCL, Ltd. (Foreign)	890,550	426,730
*	TMB Bank, Ltd. (Foreign)	15,028,781	1,281,183
*	True Corp. Public Company, Ltd. (Foreign)	5,239,000	1,240,605
TOTAL COMMON STOCKS			44,217,755

RIGHTS/WARRANTS — (0.0%)
*	True Corp. Public Company, Ltd. (Foreign) Warrants 03/31/08	1,444,563	0

TOTAL — THAILAND			44,217,755

TURKEY — (3.4%)
COMMON STOCKS — (3.4%)
	Akbank T.A.S.	3,155,889	17,672,426
	Akcansa Cimento Sanayi ve Ticaret A.S.	49,600	261,640
	Aksigorta A.S.	122,669	450,055
	Anadolu Efes Biracilik ve Malt Sanayi A.S.	182,246	5,246,038
	Arcelik A.S	289,702	1,599,713
	Dogan Sirketler Grubu Holding A.S.	1,473,018	2,563,061
*	Dogan Yayin Holding A.S.	542,814	1,889,915
	Enka Insaat ve Sanayi A.S.	810,190	7,076,198
	Eregli Demir ve Celik Fabrikalari Turk A.S.	353,341	2,085,545
	Ford Otomotiv Sanayi A.S.	564,879	4,378,061
*	Koc Holding A.S. Series B	932,165	3,190,468
	Tofas Turk Otomobil Fabrikasi A.S.	1	2
	Tupras-Turkiye Petrol Rafinerileri A.S.	289,886	4,778,807
*	Turk Sise ve Cam Fabrikalari A.S.	539,099	1,939,816
	Turkcell Iletisim Hizmetleri A.S.	183,402	838,117
	Turkiye Garanti Bankasi A.S.	3,760,431	12,433,371
	Turkiye Is Bankasi A.S.	3,364,999	13,973,664
*	Yapi ve Kredi Bankasi A.S.	3,106,338	5,408,697

TOTAL — TURKEY			85,785,594

		Face Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (3.4%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $87,649,939 FHLMC, rates ranging from 6.000% to 6.2529%(r), maturities ranging from 03/15/29 to 09/01/36 & FNMA 5.253%(r), 08/01/35, valued at $78,574,232) to be repurchased at $77,043,295	$77,032	77,031,933

@	Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $5,615,000 FNMA 6.500%, 09/01/36, valued at $5,688,166) to be repurchased at $5,573,784	5,573	5,572,962

13

	Face Amount	Value†
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,604,000 FHLMC 5.82%, 06/01/36, valued at $3,501,306) to be repurchased at $3,449,497	$3,449	$3,449,000

TOTAL TEMPORARY CASH INVESTMENTS		86,053,895

TOTAL INVESTMENTS — (100.0%)
(Cost $1,348,814,342)		$2,494,837,269

See accompanying Notes to Financial Statements.

14

THE EMERGING MARKETS SMALL CAP SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
*	Alpargatas SAIC	1,007	$1,555
	Banco Macro SA	99,961	271,098
*	Banco Suquia SA	76,789	12,128
*	Capex SA Series A	26,370	85,820
*	Carboclor SA	50,662	25,378
*	Celulosa Argentina SA Series B	8,473	5,867
*	Central Puerto SA Series B	61,000	45,932
	Cresud SA Comercial Industrial Financiera y Agropecuaria	201,401	343,789
	DYCASA SA (Dragados y Construcciones Argentina) Series B	23,052	29,420
*	Endesa Costanera SA Series B	50,000	45,626
	Ferrum SA de Ceramica y Metalurgica Series B	29,999	34,937
	Fiplasto SA	15,000	6,461
*	Grupo Estrella SA Series B	30,460	6,609
	Importadora y Exportadora de la Patagonia Series B	11,500	82,557
	Introductora de Buenos Aires SA Series A	9,832	4,611
*	IRSA Inversiones y Representaciones SA	379,635	593,524
*	Juan Minetti SA	131,531	123,382
	Ledesma S.A.A.I.	387,128	234,684
*	Metrogas SA Series B	90,000	32,162
*	Polledo SA Industrial y Constructora y Financiera	88,891	12,337
	Solvay Indupa S.A.I.C.	440,500	486,293

TOTAL — ARGENTINA			2,484,170

BRAZIL — (9.8%)
COMMON STOCKS — (1.0%)
	Acesita SA	4,290	105,021
	Acos Villares SA Avil	120,000	31,427
*	Avipal SA Avicultura e Agropecua	101,900,000	380,772
	Cia de Saneamento do Parana	80,000	92,379
	Copesul Companhia Petroquimica do Sul	269,500	4,729,009
	Energias do Brazil SA	8,202	110,623
	Eternit SA	33,700	165,153
*	M&G Poliester SA	640,780	65,114
	Metalurgica Gerdau SA	2,907	52,366
*	Perdigao SA	311,716	3,750,671
	Sao Paulo Alpargatas SA	5,100	242,633
TOTAL COMMON STOCKS			9,725,168

PREFERRED STOCKS — (8.8%)
	Acesita SA	97,876	2,259,964
	Banco Mercantil do Brasil SA	130,000	19,665
	Braskem SA Preferred A	146,000	1,064,148

1

		Shares	Value††

	Braskem SA Special Preferred A Sponsored ADR	9,400	$136,582
	Centrais Electricas de Santa Catarina SA	80,900	1,244,328
	Companhia Brasileira de Petroleo Ipiranga SA	203,600	1,748,233
	Companhia de Tecidos Norte de Minas	9,097,102	966,436
	Companhia Energetica do Ceara-Coelce	256,000,000	1,294,781
	Companhia Forca Luz Cataguazes Leopoldina Series A	23,400,000	64,309
	Companhia Paranaense de Energia-Copel Series B	478,800,000	5,285,598
	Confab Industrial SA	624,880	1,339,235
	Distribuidora de Produtos de Petroleo Ipiranga SA	7,800	88,268
	Duratex SA	173,000	2,329,307
*	Eletropaulo Metropolita SA Preferred A	69,600,000	3,005,820
	Embratel Participacoes SA	1,226,600,000	3,988,575
*	Empressa Metropolitanade Aguas e Energia SA	24,000,000	52,656
	Fertibras SA	5,000	78,060
	Forjas Taurus SA	88,000	148,767
	Fras-le SA	20,200	55,795
	Globex Utilidades SA	42,468	348,179
*	Gradiente Eletronica SA	2,600	14,951
*	Industria de Bebidas Antarctica Polar SA	23,000	27,887
	Industrias Romi SA	1,400	80,831
*	Inepar Industria e Construcoes SA	9,990	58,371
	Klabin SA	1,681,000	4,037,506
	Lojas Americanas SA	103,190,369	4,985,548
	Magnesita SA Series A	87,900,000	663,411
	Magnesita SA Series C	202,338	1,378
	Mahle-Metal Leve SA Industria e Comercio	28,666	514,796
	Marcopolo SA	506,800	1,224,279
	Metalurgica Gerdau SA	164,929	3,172,883
*	Net Servicos de Comunicacao SA	396,793	4,037,575
*	Paranapanema SA	119,150	1,386,873
	Randon Implementos e Participacoes SA	197,500	815,543
*	Rasip Agro-Pastoril SA	51,000	5,889
	Refinaria de Petroleo Ipiranga SA	24,600	426,324
	Sadia SA	1,138,000	3,621,626
	Santista Textil SA	16,400	122,716
	Sao Paulo Alpargatas SA	26,200	1,349,330
	Saraiva Livreiros Editores	4,400	45,118
*	Sharp SA Equipamentos Eletronicos	30,200,000	279
	Suzano Papel e Celullose SA	456,934	4,362,506
	Suzano Petroquimica SA	531,705	974,997
	Tele Norte Celular Participacoes SA	549,505,027	98,987
	Telemig Celular Participacoes SA	857,552,248	1,576,470
	Tim Participacoes SA	1,526,730,372	5,161,971
	Ultrapar Participacoes SA	137,030	3,098,207
	Uniao des Industrias Petroquimicas SA Series B	1,717,258	1,388,084
*	Varig Participacoes Em Transportes	122,026	411
*	Varig Particpacoes Em Servicos	116,823	205
*	Viacao Aerea Rio-Grandense SA	16,000	20,028
*	Vivo Participacoes SA	1,265,412	4,851,233
	Votorantim Celulose e Papel SA	92,623	1,856,738
	Weg SA	1,335,100	8,016,767
*	Whirlpool SA	301,516	309,872
TOTAL PREFERRED STOCKS			83,828,296

TOTAL — BRAZIL			93,553,464

2

		Shares	Value††

CHILE — (1.7%)
COMMON STOCKS — (1.7%)
	Banmedica SA	580,404	$575,286
	Cementos Bio-Bio SA	423,833	1,159,167
	Colbun SA	8,130,791	1,700,025
	Compania de Consumidores de Gas Santiago SA	69,187	433,939
	Compania SudAmericana de Vapores SA	867,199	1,201,371
	Corpbanca SA	466,016,129	2,526,044
	Cristalerias de Chile SA	153,324	1,544,459
	Empresas Iansa SA	9,232,481	1,530,997
	Farmacias Ahumada SA	214,776	630,674
*	Madeco SA	14,534,460	1,616,014
	Parque Arauco SA	1,244,614	910,438
	Soquimic Comercial SA	477,587	176,094
	Vina de Concha y Toro SA	1,256,613	1,922,595
*	Vina San Pedro SA	16,483,701	144,426
TOTAL COMMON STOCKS			16,071,529

RIGHTS/WARRANTS — (0.0%)
*	Parque Arauco SA Rights 12/27/06	398,400	26,411

TOTAL — CHILE			16,097,940

HUNGARY — (1.0%)
COMMON STOCKS — (1.0%)
	BorsodChem NYRT	231,441	3,549,644
*	Danubius Hotel & Spa NYRT	47,091	1,519,591
	Egis Nyrt.	10,308	1,382,859
*	Fotex NYRT	299,751	920,051
*	Linamar Hungary Autoipari es G	64,414	870,629
*	Pannonplast RT	39,441	727,434
*	RABA Automotive Holding P.L.C.	102,964	510,475
*	Synergon Information Systems	37,006	215,847
	Zwack Unicum RT	1,100	66,972

TOTAL — HUNGARY			9,763,502

INDIA — (10.7%)
COMMON STOCKS — (10.7%)
	Aarti Industries, Ltd.	93,754	62,646
	Aban Offshore, Ltd.	7,225	174,265
	Adani Enterprises, Ltd.	505,334	2,418,483
	Adlabs Films, Ltd.	57,063	534,902
	Aftek, Ltd.	125,900	148,778
*	Agro Tech Foods, Ltd.	39,674	78,237
	Alembic, Ltd.	163,885	216,398
	Alfa Laval (India), Ltd.	25,490	479,628
	Alok Industries, Ltd.	282,639	441,941
	Alstom Projects India, Ltd.	150,147	1,428,131
	Apollo Hospitals Enterprise, Ltd.	94,015	942,884
	Apollo Tyres, Ltd.	48,961	396,560

3

		Shares	Value††

*	Aptech, Ltd.	63,975	$202,897
	Arvind Mills, Ltd.	187,822	220,792
	Asahi India Glass, Ltd.	319,030	949,440
	Asian Hotels, Ltd.	20,649	327,905
	Astra Microwave Products, Ltd.	101,837	380,402
	Aurobindo Pharma, Ltd.	84,761	1,172,641
	Automotive Axles, Ltd.	12,985	161,988
	Avaya Globalconnect, Ltd.	11,644	60,201
	Aventis Pharma, Ltd.	1,590	53,599
	Aztecsoft, Ltd.	61,986	226,869
	Bajaj Auto Finance, Ltd.	21,454	168,684
	Balaji Telefilms, Ltd.	110,517	349,994
	Ballarpur Industries, Ltd.	340,543	862,442
	Balmer Lawrie & Co., Ltd.	19,055	175,599
	Balrampur Chini Mills, Ltd.	424,058	778,161
	Bank of Rajasthan, Ltd.	172,146	146,829
	Bannari Amman Sugars, Ltd.	15,919	286,570
	BASF India, Ltd.	46,672	239,875
*	Bata India, Ltd.	86,199	373,840
	Berger Paints India, Ltd.	606,884	649,742
	Bharati Shipyard, Ltd.	50,252	353,276
	Birla Corp., Ltd.	190,628	1,560,718
	Blue Dart Express, Ltd.	16,011	195,029
	Blue Star, Ltd.	105,205	408,207
	BOC India, Ltd.	110,022	441,364
	Bombay Dyeing & Manufacturing Co., Ltd.	79,721	1,380,555
	Bongaigaon Refinery & Petrochemicals, Ltd.	292,513	316,001
	Britannia Industries, Ltd.	10,352	259,085
	Cadila Healthcare, Ltd.	8,706	62,916
	Carborundum Universal, Ltd.	140,729	540,165
*	Ceat, Ltd.	110,159	312,377
	Century Enka, Ltd.	37,178	119,886
	CESC, Ltd.	164,998	1,251,528
	Chambal Fertilizers & Chemicals, Ltd.	850,651	677,342
	Chennai Petroleum Corp., Ltd.	82,303	404,565
	Cholamandalam DBS Finance, Ltd.	183	604
	City Union Bank, Ltd.	26,951	102,601
	CMC, Ltd.	19,402	282,580
	Coromandel Fertilisers, Ltd.	177,878	314,741
	Cranes Software International, Ltd.	145,559	339,846
	Cummins India, Ltd.	55,651	340,941
	Deepak Fertilizers & Petrochemicals Corp., Ltd.	152,908	263,599
	Dhampur Sugar Mills, Ltd.	67,667	127,994
	Dishman Pharmaceuticals & Chemicals, Ltd.	102,875	509,058
	Divi’s Laboratories, Ltd.	25,761	1,724,999
	D-Link (India), Ltd.	46,638	89,010
	E.I.D. - Parry (India), Ltd.	178,726	556,815
	Eicher Motors, Ltd.	13,333	112,706
	EIH, Ltd.	158,145	368,245
	Elder Pharmaceuticals, Ltd.	36,149	279,416
	Electrosteel Casings, Ltd.	27,085	244,579
	Elgi Equipments, Ltd.	112,237	133,035
	Esab India, Ltd.	31,753	265,116
*	Escorts, Ltd.	89,460	234,708

4

		Shares	Value††

*	Essar Steel, Ltd.	603,667	$474,052
	Essel Propack, Ltd.	166,455	296,786
	Eveready Industries (India), Ltd.	149,446	217,840
	Everest Industries, Ltd.	19,415	51,797
	Exide Industries, Ltd.	1,410,790	1,251,395
	FAG Bearings (India), Ltd.	26,817	392,882
	FCI OEN Connectors, Ltd.	2,940	26,173
	FDC, Ltd.	287,026	241,593
	Federal Bank, Ltd.	128,635	621,231
	Finolex Cables, Ltd.	39,486	425,639
	Finolex Industries, Ltd.	200,176	408,038
	Gammon India, Ltd.	21,002	217,509
*	Garden Silk Mills, Ltd.	41,526	54,253
	Geodesic Information Systems, Ltd.	76,725	358,442
	Geometric Software Solutions Co., Ltd.	103,884	265,725
	GHCL, Ltd.	194,236	756,766
	Gillette India, Ltd.	7,701	149,431
	GlaxoSmithKline Consumer Healthcare, Ltd.	27,776	342,710
	Godfrey Phillips India, Ltd.	2,778	85,467
	Godrej Consumer Products, Ltd.	114,492	400,598
*	Goetze (India), Ltd.	40,460	323,046
	Greaves Cotton, Ltd.	75,608	515,327
*	GTL Infrastructure, Ltd.	258,243	224,286
	GTL, Ltd.	258,243	738,069
	Gujarat Alkalies & Chemicals, Ltd.	117,459	377,517
	Gujarat Fluorochemicals, Ltd.	75,065	1,120,051
	Gujarat Gas Co., Ltd.	15,312	415,170
	Gujarat Narmada Valley Fertilizers Co., Ltd.	231,207	515,797
	Gujarat State Fertilizers & Chemicals, Ltd.	119,572	485,895
	H.E.G., Ltd.	30,363	118,675
	HCL Infosystems, Ltd.	82,375	301,568
	Hexaware Technologies, Ltd.	234,745	943,350
	Hikal, Ltd.	13,501	117,441
*	Himachal Futuristic Communications, Ltd.	1,158,459	621,859
	Himatsingka Seide, Ltd.	94,878	271,613
	Hinduja TMT, Ltd.	72,150	979,119
	Hindustan Construction Co., Ltd.	454,872	1,563,898
*	Hindustan Motors, Ltd.	280,005	238,182
	Hindustan Oil Exploration Co., Ltd.	124,222	262,368
	Hindustan Sanitaryware & Industries, Ltd.	49,234	132,425
	Honeywell Automation India, Ltd.	2,501	84,337
	Hotel Leelaventure, Ltd.	852,415	1,277,820
	I.B.P. Co., Ltd.	13,488	140,233
	ICI India, Ltd.	34,285	306,042
	iGate Global Solutions, Ltd.	37,641	197,851
*	India Cements, Ltd.	267,351	1,402,600
	India Glycols, Ltd.	47,189	132,787
	Indo Rama Synthetics (India), Ltd.	136,867	167,193
*	IndusInd Bank, Ltd.	447,357	442,776
*	Infotech Enterprises, Ltd.	73,892	529,388
	IPCA Laboratories, Ltd.	39,456	425,168
*	Ispat Industries, Ltd.	930,933	228,966
	IVRCL Infrastructures & Projects, Ltd.	217,335	2,131,524
	J.B. Chemicals & Pharmaceuticals, Ltd.	136,681	273,985

5

		Shares	Value††

	J.K. Industries, Ltd.	67,735	$214,503
	Jammu & Kashmir Bank, Ltd.	60,042	714,947
	JBF Industries, Ltd.	85,460	183,887
	Jindal Poly Films, Ltd.	29,404	112,571
	Jindal Saw, Ltd.	86,416	776,662
	Jindal Stainless, Ltd.	232,194	621,514
	Jubilant Organosys, Ltd.	54,904	311,651
	K.S.B. Pumps, Ltd.	15,895	198,339
*	Kajaria Ceram	52,155	60,952
	Karnataka Bank, Ltd.	102,014	294,306
	Karur Vysya Bank, Ltd.	13,993	110,970
*	KEC Infrastructures, Ltd.	50,258	26,009
	KEC International, Ltd.	50,258	423,386
	Kesoram Industries, Ltd.	71,067	884,914
	Kirloskar Oil Engines, Ltd.	145,453	915,493
	Kohinoor Foods, Ltd.	27,660	43,104
	KPIT Cummins Infosystems, Ltd.	20,238	271,556
	L. G. Balakrishnan & Brothers, Ltd.	41,164	22,449
	Lakshmi Machine Works, Ltd.	436	315,979
*	LANXESS ABS Ltd.	11,500	41,554
	LIC Housing Finance, Ltd.	111,730	430,680
*	LML, Ltd.	48,896	10,935
	Macmillan India, Ltd.	8,169	65,567
	Madras Cements, Ltd.	1,770	126,955
	Maharashtra Scooters, Ltd.	4,550	30,812
	Maharashtra Seamless, Ltd.	99,628	987,115
	Mahindra Gesco Developers, Ltd.	33,557	734,504
	Marico, Ltd.	120,136	1,398,954
	Mastek, Ltd.	66,016	471,537
*	Max India, Ltd.	63,797	1,239,486
	Merck, Ltd.	20,256	208,301
	Micro Inks, Ltd.	11,233	88,468
	MIRC Electronics, Ltd.	233,585	110,911
	Mirza International, Ltd.	10,000	33,064
	Monsanto India, Ltd.	11,378	362,702
	Moser Baer (India), Ltd.	165,115	973,364
	Motherson Sumi Systems, Ltd.	444,270	1,024,588
	Mphasis BFL, Ltd.	214,746	1,259,740
	MRF, Ltd.	5,927	605,493
*	Mukand, Ltd.	111,752	210,117
*	Mysore Cements, Ltd.	177,562	261,014
	Nagarjuna Construction Co., Ltd.	326,167	1,567,252
*	Nagarjuna Fertilizers & Chemicals, Ltd.	610,175	167,734
	Nahar Exports, Ltd.	65,627	112,861
	Nahar Spinning Mills, Ltd.	31,896	161,355
	Natco Pharma, Ltd.	42,713	118,463
	National Organic Chemical Industries, Ltd.	307,183	169,898
	Navneet Publications (India), Ltd.	30,000	35,991
*	Nelco, Ltd.	40,558	89,266
	NIIT Technologies, Ltd.	68,092	393,420
	NIIT, Ltd.	20,267	201,261
	Omax Autos, Ltd.	40,939	77,688
	Orchid Chemicals & Pharmaceuticals, Ltd.	97,801	454,101
	Panacea Biotec, Ltd.	113,395	878,473

6

		Shares	Value††

	Pantaloon Retail India, Ltd.	515	$25,880
*	Pentamedia Graphics, Ltd.	295,907	28,843
*	Petronet LNG, Ltd.	234,301	271,788
	Pfizer, Ltd.	40,808	704,529
	Pidilite Industries, Ltd.	368,110	1,055,341
	Polaris Software Lab, Ltd.	146,792	397,800
	Polyplex Corp., Ltd.	11,792	29,905
	Pricol, Ltd.	132,536	120,473
*	Prism Cements, Ltd.	488,874	418,493
	PSL, Ltd.	29,921	137,262
	PTC India, Ltd.	44,351	49,867
	Punjab Tractors, Ltd.	117,558	626,733
	Radico Khaitan, Ltd.	184,080	653,226
	Rain Calcining, Ltd.	269,093	293,771
	Rajasthan Spinning & Weaving Mills, Ltd.	35,412	88,929
	Rallis India, Ltd.	26,769	165,590
*	Rama Newsprint & Papers, Ltd.	83,018	76,406
	Raymond, Ltd.	73,935	720,895
	Rico Auto Industries, Ltd.	202,391	282,773
	Rolta India, Ltd.	97,835	553,305
*	Ruchi Soya Industries, Ltd.	44,861	316,771
	Shree Cement, Ltd.	12,484	378,867
	Shriram Transport Finance Co., Ltd.	177,056	554,169
*	Shyam Telecom, Ltd.	59,258	80,146
*	Sical Logistics, Ltd.	8,553	40,210
	SKF India, Ltd.	64,192	437,858
*	Solectron Centum Electronics, Ltd.	18,865	113,201
	Sona Koyo Steering Systems, Ltd.	174,060	245,222
	Sonata Software, Ltd.	155,438	150,595
	South India Bank, Ltd.	73,050	123,093
	Srei Infrastructure Finance, Ltd.	186,033	204,121
	SRF, Ltd.	118,415	547,640
*	SSI, Ltd.	39,244	163,116
	Sterling Biotech, Ltd.	303,184	1,135,942
	Sterlite Optical Technologies, Ltd.	86,450	435,356
	Strides Arcolab, Ltd.	64,472	498,575
	Subex Azure, Ltd.	59,420	813,149
	Subros, Ltd.	21,956	128,160
	Sundaram-Clayton, Ltd.	3,890	104,268
	Sundram Fastners, Ltd.	232,526	881,950
	Supreme Petrochem, Ltd.	144,830	80,416
	Tata Elxsi, Ltd.	67,874	379,809
	Tata Investment Corp., Ltd.	46,940	404,878
	Tata Metaliks, Ltd.	42,871	113,263
	Tata Sponge Iron, Ltd.	25,066	53,044
*	Tata Teleservices Maharashtra, Ltd.	1,236,588	482,344
	Tele Data Informatics, Ltd.	222,992	81,593
	Texmaco, Ltd.	14,525	260,711
	Thermax, Ltd.	8,170	69,317
	Tinplate Company of India, Ltd.	55,301	62,663
	Titan Industries, Ltd.	71,834	1,218,922
	Torrent Pharmaceuticals, Ltd.	157,436	678,797
*	Torrent Power AEC, Ltd.	8,951	51,957
	Trent, Ltd.	4,352	86,401

7

		Shares	Value††

	Tube Investments of India, Ltd.	231,260	$381,874
	TVS Motor Co., Ltd.	419,055	914,962
	Ucal Fuel Systems, Ltd.	16,389	41,075
	Unichem Laboratories, Ltd.	55,510	311,810
	Unitech, Ltd.	229,980	2,495,131
	Usha Martin, Ltd.	77,261	302,166
*	Uttam Galva Steels, Ltd.	127,929	91,464
	Vardhman Textiles, Ltd.	76,291	447,638
	Varun Shipping Co.	182,262	278,868
	Vesuvius India, Ltd.	12,502	66,981
*	Visualsoft Technologies, Ltd.	34,083	53,483
	Voltas, Ltd.	592,160	1,447,071
*	Welspun India, Ltd.	92,659	195,319
	Welspun-Gujarat Stahl Rohren, Ltd.	233,262	445,440
	Wyeth, Ltd.	39,957	460,581
	Zensar Technologies, Ltd.	41,117	206,345
	Zuari Industries, Ltd.	45,790	170,975
TOTAL COMMON STOCKS			102,725,915

PREFERRED STOCKS — (0.0%)
*	Ispat Industries, Ltd. Cumulative Preferred Shares	620,622	22,338

RIGHTS/WARRANTS — (0.0%)
*	Bajaj Auto Finance, Ltd. Rights 01/10/07	12,872	7,525
*	Bajaj Auto Finance, Ltd. Rights 01/10/07	5,363	0
*	Tata Teleservices Maharashtra, Ltd. Rights	160,851	1,618
TOTAL RIGHTS/WARRANTS			9,143

TOTAL — INDIA			102,757,396

INDONESIA — (3.0%)
COMMON STOCKS — (3.0%)
*	PT Agis Tbk	4,773,000	98,457
	PT Apexindo Pratama Tbk	1,016,000	202,325
	PT Asahimas Flat Glass Tbk	1,012,000	308,217
	PT Astra Agro Lestari Tbk	4,215,000	4,890,972
	PT Astra Graphia Tbk	4,549,000	136,219
*	PT Bakrie & Brothers Tbk	51,016,500	720,836
*	PT Bakrieland Development Tbk	9,465,500	138,908
	PT Bank Niaga Tbk	17,724,000	1,929,241
*	PT Bank Pan Indonesia Tbk	22,285,375	1,310,219
*	PT Batu Buana Tbk	77,715	886
	PT Berlian Laju Tanker Tbk	11,737,700	2,224,681
	PT Bhakti Investama Tbk	9,031,500	492,297
	PT Branta Mulia Tbk	66,000	10,946
*	PT Budi Acid Jaya Tbk	1,449,000	22,853
	PT Charoen Pokphand Indonesia Tbk	3,406,500	207,857
	PT Ciputra Surya Tbk	2,993,000	296,385
	PT Citra Marga Nusaphala Persada Tbk	6,649,500	775,641
	PT Clipan Finance Indonesia Tbk	3,133,000	126,341
*	PT Davomas Adabi Tbk	20,960,000	1,188,957
*	PT Delta Dunia Petronda Tbk	2,000,000	19,526

8

		Shares	Value††

*	PT Dharmala Intiland Tbk	277,400	$6,034
*	PT Dynaplast Tbk	1,038,000	105,329
	PT Enseval Putera Megatrading Tbk	6,380,000	430,627
*	PT Eterindo Wahanatama Tbk	397,000	8,650
*	PT Ever Shine Textile Tbk	4,029,640	36,273
*	PT Hero Supermarket Tbk	33,000	19,624
*	PT Holcim Indonesia Tbk	702,000	41,298
*	PT Indal Aluminium Industry Tbk	47,000	969
	PT Indocement Tunggal Prakarsa Tbk	300,000	174,812
	PT Indofood Sukses Makmur Tbk	14,587,500	2,225,129
	PT Indo-Rama Synthetics Tbk	2,211,000	106,322
	PT Jaya Real Property Tbk	1,967,500	178,004
	PT Kalbe Farma Tbk	14,904,238	1,915,870
*	PT Karwell Indonesia Tbk	138,000	3,237
	PT Kawasan Industry Jababeka Tbk	43,401,000	589,949
*	PT Keramika Indonesia Assosiasi Tbk	100,000	1,909
	PT Lautan Luas Tbk	1,887,500	81,108
*	PT Lippo Karawaci Tbk	8,917,000	981,411
	PT Matahari Putra Prima Tbk	3,217,500	259,642
	PT Mayorah Indah Tbk	2,473,500	428,626
	PT Medco Energi International Tbk	739,500	261,793
	PT Metrodata Electronics Tbk	3,981,000	30,227
*	PT Modern Photo Tbk	40,000	2,095
*	PT Mulia Industrindo Tbk	542,000	9,766
*	PT Mustika Ratu Tbk	723,000	26,421
*	PT Pakuwon Jati Tbk	63,000	4,606
*	PT Panasia Indosyntec Tbk	79,000	3,448
*	PT Panin Insurance Tbk	9,119,500	243,206
*	PT Petrosea Tbk	15,000	9,810
*	PT Pioneerindo Gourmet International Tbk	29,000	1,266
*	PT Polychem Indonesia Tbk	7,563,500	172,388
*	PT Prasidha Aneka Niaga Tbk	84,000	939
*	PT Pudjiadi Prestige, Ltd. Tbk	45,500	918
	PT Ramayana Lestari Sentosa Tbk	7,967,500	720,027
	PT Samudera Indonesia Tbk	223,000	164,136
	PT Selamat Semp Tbk	1,920,000	74,531
*	PT Sinar Mas Agro Resources & Technology Tbk	438,960	177,058
*	PT Sumalindo Lestari Jaya Tbk	274,750	65,895
	PT Summarecon Agung Tbk	8,864,800	1,109,288
*	PT Sunson Textile Manufacturer Tbk	2,325,500	48,210
*	PT Suparma Tbk	2,400,000	54,922
*	PT Surabaya Agung Industri Pulp & Kertas Tbk	64,500	2,463
*	PT Surya Dumai Industri Tbk	3,298,500	129,565
*	PT Suryainti Permata Tbk	1,624,500	78,741
*	PT Suryamas Dutamakmur Tbk	125,000	2,647
	PT Tempo Scan Pacific Tbk	7,495,000	636,890
*	PT Texmaco Jaya Tbk	93,000	29,935
	PT Timah Tbk	1,549,500	388,312
	PT Trias Sentosa Tbk	9,198,400	145,425
	PT Trimegah Sec Tbk	9,961,000	157,633
	PT Tunas Ridean Tbk	1,987,000	158,712
	PT Ultrajaya Milk Industry & Trading Co. Tbk	390,000	16,222
	PT Unggul Indah Cahaya Tbk	48,239	15,527
	PT United Tractors Tbk	1,119,260	786,311
*	PT Wicaksana Overseas International Tbk	28,560	327

TOTAL — INDONESIA			28,426,247

9

		Shares	Value††

ISRAEL — (4.6%)
COMMON STOCKS — (4.6%)
*	Afcon Industries, Ltd.	795	$4,198
*	Albad Massuot Yitzhak, Ltd.	17,916	197,703
	Alony Hetz Properties & Investments, Ltd.	212,923	1,031,688
*	Alvarion, Ltd.	131,965	933,704
	American Israeli Paper Mills, Ltd.	7,985	375,059
	Analyst I.M.S.	19,892	290,234
*	AudioCodes, Ltd.	95,696	898,322
	Azorim Investment Development & Construction Co., Ltd.	76,479	1,196,331
*	Baran Group, Ltd.	26,753	403,416
	Beit Shemesh Engines Holdings (1997), Ltd.	3,351	10,967
*	Blue Square Chain Stores Properties & Investments, Ltd.	43,471	508,355
	Blue Square-Israel, Ltd.	100,987	1,483,849
*	Cham Foods (Israel), Ltd.	14,289	13,963
	Clal Industries, Ltd.	234,629	1,302,217
*	Compugen, Ltd.	11,938	36,130
	Dan Vehicle & Transportation	52,579	305,338
*	Danya Cebus, Ltd.	38,937	523,838
	Delek Automotive Systems, Ltd.	223,460	1,539,568
	Delek Drilling LP, Ltd.	1,333,958	663,288
*	Delta-Galil Industries, Ltd.	42,862	417,460
*	Direct Insurance - I.D.I. Insurance Co., Ltd.	109,093	501,288
*	Discount Mortgage Bank, Ltd.	1,320	158,863
	Elbit Medical Imaging, Ltd.	59,719	1,850,671
*	Electra (Israel), Ltd.	9,403	1,419,884
*	Electra Consumer Products	41,717	306,283
*	Elron Electronic Industries, Ltd.	73,914	924,762
*	Feuchtwanger Investments 1984, Ltd.	4,200	12
*	First International Bank of Israel, Ltd.	328,986	834,648
	FMS Enterprises Migun, Ltd.	23,637	682,591
*	Formula Systems (1985), Ltd.	27,602	348,384
*	Formula Vision Technologies, Ltd.	1,604	841
	Frutarom	155,741	1,382,148
*	Granite Hacarmel Investments, Ltd.	19,200	35,140
*	Hamlet (Israel-Canada), Ltd.	22,212	215,045
*	Housing & Construction Holding Co., Ltd.	837,336	1,164,979
	IBI Investment House, Ltd.	22,725	250,557
	Industrial Building Corp., Ltd.	541,431	1,313,130
*	Israel Petrochemical Enterprises, Ltd.	60,196	510,829
	Israel Salt Industries, Ltd.	100,478	682,553
	Ituran Location & Control, Ltd.	45,195	731,083
*	J.O.E.L. Jerusalem Oil Exploration, Ltd.	24,372	369,294
*	Knafaim Arkia Holdings, Ltd.	27,233	239,532
	Leader Holding & Investments, Ltd.	74,777	144,135
*	Magal Security Systems, Ltd.	18,398	179,658
*	Magic Software Enterprises, Ltd.	35,590	73,095
*	Matav-Cable Systems Media, Ltd.	72,776	629,523
	Medtechnica, Ltd.	37,742	261,089
*	Mer Industries, Ltd.	12,927	75,813

10

		Shares	Value††

*	Metalink, Ltd.	32,556	$191,961
*	Metis Capital, Ltd.	3,169	10,314
*	Middle East Tube Co., Ltd.	19,000	27,917
*	Miloumor, Ltd.	28,615	116,693
	Mivtach Shamir Holdings, Ltd.	20,802	362,490
*	Naphtha Israel Petroleum Corp.	105,630	57,764
*	Neto M.E. Holdings, Ltd.	10,537	344,006
*	NICE Systems, Ltd.	54,006	1,731,872
	Nisko Industries (1992), Ltd.	7,691	81,637
*	OCIF Investments and Development, Ltd.	5,002	131,007
*	Orckit Communications, Ltd.	29,519	309,737
	Ormat Industries, Ltd.	238,897	2,679,633
	Osem Investment, Ltd.	63,569	606,619
	Packer Plada, Ltd.	1,161	84,927
	Property and Building Corp., Ltd.	9,425	1,389,218
*	RADVision, Ltd.	36,193	723,089
	Rapac Electronics, Ltd.	6,000	30,390
	Rapac Technologies (2000), Ltd.	6,000	57,887
*	Retalix, Ltd.	52,449	905,425
*	Scailex Corp., Ltd.	77,577	609,093
	Shrem Fudim Kelner & Co., Ltd.	37,724	119,012
	Spectronix, Ltd.	9,752	37,727
	Suny Electronic Inc., Ltd.	76,519	328,710
*	Super-Sol, Ltd. Series B	449,336	1,674,277
	Tadiran Communications, Ltd.	33,810	1,333,005
*	Team Computer & Systems, Ltd.	1,400	24,088
	Telsys, Ltd.	9,661	66,586
*	The Israel Land Development Co., Ltd.	55,310	275,844
*	Tower Semiconductor, Ltd.	189,824	367,693
*	TTI Team Telecom International, Ltd. ADR	2,940	7,350
*	Union Bank of Israel, Ltd.	120,682	594,961
	Urdan Industries, Ltd.	303,535	193,545
*	VeriFone Holdings, Inc.	12,152	400,683
*	Ytong Industries, Ltd.	52,500	56,433
TOTAL COMMON STOCKS			43,353,051

RIGHTS/WARRANTS — (0.0%)
*	Alony Hetz Properties & Investments, Ltd. Warrants 11/20/07	16,263	44,993

TOTAL — ISRAEL			43,398,044

MALAYSIA — (7.9%)
COMMON STOCKS — (7.9%)
	A&M Realty Berhad	32,500	13,483
	Acoustech Berhad	312,400	88,033
	ACP Industries Berhad	521,100	182,775
	Aeon Co. (M) Berhad	511,300	980,671
	Affin Holdings Berhad	2,330,200	1,288,108
*	Amalgamated Industrial Steel Berhad	11,250	2,268
*	AMBD Berhad	58,000	2,723
	Amway (Malaysia) Holdings Berhad	396,700	739,425
	Ann Joo Resources Berhad	634,800	264,762
*	Anson Perdana Berhad	10,000	124

11

		Shares	Value††

*	Antah Holding Berhad	23,000	$1,711
	APM Automotive Holdings Berhad	215,100	135,620
	Asas Dunia Berhad	16,000	3,138
*	Asia Pacific Land Berhad	1,595,700	169,842
	Asiatic Development Berhad	800,000	888,915
	Ayer Hitam Planting Syndicate Berhad	6,000	5,528
	Bandar Raya Developments Berhad	1,190,200	355,124
	Batu Kawan Berhad	222,800	695,803
*	Berjaya Capital Berhad	93,840	39,180
*	Berjaya Corp. Berhad	3,710,700	205,198
*	Berjaya Corp. Berhad ICULS	5,425,041	157,443
	Berjaya Land Berhad	620,600	97,628
	Bernas Padiberas Nasional Berhad	1,478,200	730,919
	Bimb Holdings Berhad	208,200	68,889
*	Bintai Kinden Corp. Berhad	16,000	4,332
*	Bolton Properties Berhad	96,000	19,933
	Boustead Holdings Berhad	1,707,100	915,528
	Boustead Properties Berhad	290,500	261,916
	Cahya Mata Sarawak Berhad	283,100	115,654
	Carlsberg Brewery Malaysia Berhad	943,100	1,341,911
	Cement Industries of Malaysia Berhad	405,000	427,671
	Chemical Co. of Malaysia Berhad	231,800	211,451
	Chin Teck Plantations Berhad	33,000	49,658
*	Compugates Holdings Berhad	600	211
	Cosway Corp. Berhad	113,000	34,704
	Courts Mammoth Berhad	177,000	33,218
	Cycle & Carriage Bintang Berhad	15,000	9,333
*	Damansara Realty Berhad	1,962,200	92,317
*	Datuk Keramik Holdings Berhad	24,000	298
	Dijaya Corp. Berhad	96,000	21,770
	DNP Holdings Berhad	34,000	7,136
	DRB-Hicom Berhad	3,143,000	1,379,647
*	Dunham-Bush (Malaysia) Berhad	16,950	15,200
	Dutch Lady Milk Industries Berhad	107,400	367,775
	E&O Property Development Berhad	12,000	5,545
	Eastern & Oriental Berhad (6468754)	96,000	38,788
*	Eastern & Oriental Berhad (B19ZLW1)	36,000	14,428
	Eastern Pacific Industrial Corp. Berhad	143,800	52,438
	ECM Libra Avenue Berhad	2,118,877	425,318
	Edaran Otomobil Nasional Berhad	529,000	278,219
	Eng Kah Corp. Berhad	32,000	33,437
	Engtex Group Berhad	240,200	70,296
	Esso Malaysia Berhad	256,900	231,244
*	Faber Group Berhad	554,000	97,058
	Far East Holdings Berhad	47,400	53,705
*	FCW Holdings Berhad	24,000	1,026
*	Fountain View Development Berhad	808,200	41,370
	Fraser & Neave Holdings Berhad	430,600	856,334
*	GHL Systems Berhad	1,662,320	105,511
	Globetronics Technology Berhad	2,514,600	215,657
	Glomac Berhad	439,800	139,937
	Gold IS Berhad	163,600	64,212
*	Golden Plus Holdings Berhad	16,000	2,298
*	Gopeng Berhad	17,000	2,852

12

		Shares	Value††

	Guiness Anchor Berhad	1,041,700	$1,768,726
*	Gula Perak Berhad	1,875,775	77,690
	Guthrie Ropel Berhad	35,900	43,086
	Hap Seng Consolidated Berhad	752,300	469,118
	Heitech Padu Berhad	26,000	8,339
*	HIL Industries Berhad	56,810	6,662
	HLG Capital Berhad	12,000	4,380
	Hock Seng Lee Berhad	135,060	108,883
	Hong Leong Industries Berhad	605,900	963,682
	Hume Industries (Malaysia) Berhad	374,067	389,035
*	Hunza Properties Berhad	500,400	247,203
	Hwang-DBS (Malaysia) Berhad	151,500	84,277
	IGB Corp. Berhad	3,827,450	1,903,876
	IJM Plantations Berhad	37,600	17,874
*	Insas Berhad	1,225,200	142,187
	Integrated Logistics Berhad	331,500	192,229
	Island & Peninsular Berhad	2,093,340	827,066
*	Jaks Resources Berhad	1,077,000	147,279
*	Java, Inc. Berhad	37	17
	Jaya Tiasa Holdings Berhad	283,600	298,835
*	Johan Holdings Berhad	30,000	1,244
	Johor Land Berhad	69,910	20,620
	JT International Berhad	550,600	639,078
	K & N Kenanga Holdings Berhad	287,300	56,655
	Keck Seng (Malaysia) Berhad	535,400	491,109
	KFC Holdings (Malaysia) Berhad	562,000	799,282
	Kian Joo Can Factory Berhad	559,200	453,078
	Kim Hin Industry Berhad	52,000	18,404
	KLCC Property Holdings Berhad	2,582,000	2,005,611
	KNM Group Berhad	452,000	1,086,718
	KPJ Healthcare Berhad	265,700	145,206
*	Kretam Holdings Berhad	15,000	2,630
	KrisAssets Holdings Berhad	98,863	70,715
	KSL Holdings Berhad	303,400	130,825
*	Kub Malaysia Berhad	2,296,100	278,912
*	Kuchai Development Berhad	500	7,736
	Kulim Malaysia Berhad	705,350	1,053,058
*	Kumpulan Europlus Berhad	1,268,800	136,739
	Kumpulan Fima Berhad	534,900	99,823
*	Kumpulan Hartanah Selangor Berhad	166,500	10,585
	Kwantas Corp. Berhad	155,800	189,898
	Ladang Perbadanan-Fima Berhad	11,000	8,519
*	Land & General Berhad	2,276,500	144,837
	Landmarks Berhad	2,156,300	1,074,941
	Leader Universal Holdings Berhad	2,698,700	450,316
	Leong Hup Holdings Berhad	427,700	142,883
	Lingkaran Trans Kota Holdings Berhad	1,370,400	1,188,386
*	Lion Industries Corp. Berhad	1,560,400	430,819
*	Liqua Health Corp. Berhad	173	12
*	London Biscuits Berhad	95,800	48,977
	MAA Holdings Berhad	986,866	436,681
	Magnum 4D Berhad	80,000	64,769
*	Malaysia Aica Berhad	48,200	8,804
	Malaysia Building Society Berhad	35,000	13,072

13

		Shares	Value††

	Malaysia Industrial Development Finance Berhad	2,255,000	$703,406
	Malaysian Bulk Carriers Berhad	1,209,400	902,324
	Malaysian Mosaics Berhad	71,460	31,570
	Malaysian National Reinsurance Berhad	455,000	571,052
	Malaysian Oxygen Berhad	433,000	1,567,952
	Malaysian Pacific Industries Berhad	131,000	380,058
*	Malaysian Resources Corp. Berhad	5,864,866	1,577,761
*	Mancon Berhad	12,000	2,886
	Manulife Insurance (M) Berhad	100,800	62,923
	MBM Resources Berhad	102,966	81,884
	Media Prima Berhad	61,533	45,584
	Melewar Industrial Group Berhad	58,600	18,960
*	MEMS Technology Berhad	1,917,000	280,689
	Metro Kajang Holdings Berhad	58,800	18,647
*	Mieco Chipboard Berhad	69,000	21,917
	MK Land Holdings Berhad	2,681,700	469,779
	MTD Infraperdana Berhad	3,284,300	1,042,648
	Muhibbah Engineering Berhad	395,100	277,158
*	MUI Properties Berhad	75,200	4,785
*	Mulpha International Berhad	4,921,650	1,996,197
*	Multi-Purpose Holdings Berhad	457,000	150,252
	Mycron Steel Berhad	14,650	3,318
	Naim Cendera Berhad	622,300	526,314
	Naluri Berhad	1,254,900	240,927
*	Nam Fatt Berhad	378,200	50,609
	Narra Industries Berhad	16,000	4,949
	NCB Holdings Berhad	1,147,200	821,754
	New Straits Times Press (Malaysia) Berhad	749,600	607,121
*	Nikko Electronics Berhad	36,600	5,463
	NV Multi Corp. Berhad	420,900	66,370
*	NWP Holdings Berhad	112,000	9,189
	Nylex (Malaysia) Berhad	332,500	107,477
	Oriental Holdings Berhad	93,500	120,429
	OSK Holdings Berhad	1,971,271	1,023,834
	OSK Property Holdings Berhad	3,393	1,218
	P.I.E. Industrial Berhad	140,100	113,549
	Pacific & Orient Berhad	43,962	19,691
	Pacificmas Berhad	63,600	106,566
*	Pan Malaysia Cement Works Berhad	192,000	13,248
*	Pan Malaysian Industries Berhad	818,000	10,219
	Panasonic Manufacturing Malaysia Berhad	94,184	245,994
*	Panglobal Berhad	14,000	7,313
	PBA Holdings Berhad	191,100	62,366
	Pelikan International Corp. Berhad	599,560	556,195
*	Permaju Industries Berhad	730,000	111,848
	Petaling Garden Berhad	190,600	87,332
	PK Resources Berhad	14,000	1,995
*	Prime Utilities Berhad	3,000	303
*	Promet Berhad	52,000	0
	Puncak Niaga Holdings Berhad	1,113,600	935,341
	QL Resources Berhad	413,700	318,933
	QSR Brand Berhad	32,000	30,821
	Ramatex Berhad	292,700	169,827
	Ranhill Berhad	1,419,680	506,332

14

		Shares	Value††

*	Ranhill Utilities Berhad	227,160	$141,720
*	Rashid Hussain Berhad	182,000	72,929
*	RB Land Holdings Berhad	462,400	65,099
*	Rekapacific Berhad	55,000	0
	Road Builders (Malaysia) Holdings Berhad	1,907,600	1,843,859
*	Salcon Berhad	572,400	230,641
	Sapura Resources Berhad	43,000	4,229
	Sapura Telecommunications Berhad	64,846	14,342
	Sarawak Enterprise Corp. Berhad	998,900	391,732
	Scientex, Inc. Berhad	55,700	43,836
	Scomi Group Berhad	3,674,700	1,074,570
	Shangri-La Hotels (Malaysia) Berhad	114,000	70,786
	SHL Consolidated Berhad	75,000	18,236
	Sime Engineering Services Berhad	750,200	320,984
	Sime UEP Properties Berhad	133,000	142,631
	Southern Acids (Malaysia) Berhad	41,000	17,025
*	Southern Steel Berhad	400,800	141,747
*	SRI Hartemas Berhad	65,000	0
	Subur Tiasa Holdings Berhad	367,700	538,897
*	Sumatec Resources Berhad	345,800	77,821
	Sunrise Berhad	904,820	462,154
	Sunway City Berhad	687,200	387,186
*	Sunway Holdings, Inc. Berhad	2,059,000	227,576
	Supermax Corp. Berhad	354,350	364,300
	Suria Capital Holdings Berhad	488,000	68,813
	Symphony House Berhad	20,571	1,790
	Ta Ann Holdings Berhad	475,680	1,157,118
	TA Enterprise Berhad	3,938,200	841,815
*	Talam Corp. Berhad	12,850	690
*	Tamco Corp. Holdings Berhad	83,000	11,014
	Tan Chong Motor Holdings Berhad	2,293,000	816,709
*	Tanah Emas Corp. Berhad	65,000	11,400
	Tasek Corp. Berhad	87,600	72,254
	TH Group Berhad	70,000	12,069
*	Time Dotcom Berhad	1,976,300	439,029
*	Time Engineering Berhad	1,980,100	354,842
	Top Glove Corp. Berhad	559,200	1,993,049
	Tradewinds (Malaysia) Berhad	290,600	223,190
*	Tradewinds Corp. Berhad	2,510,500	582,179
*	Tradewinds Plantation Berhad	650,500	363,099
*	Trengganu Development & Management Berhad	79,700	20,906
	Tronoh Mines Malaysia Berhad	717,400	1,010,382
	UAC Berhad	25,000	28,919
	Uchi Technologies Berhad	1,138,500	1,063,486
	UDA Holdings Berhad	947,300	758,711
	UEM World Berhad	2,535,500	1,134,173
	Unico-Desa Plantations Berhad	1,475,152	224,182
	Unisem (M) Berhad	1,226,200	527,963
	United Malacca Rubber Estates Berhad	118,900	153,124
	United Malayan Land Berhad	13,000	4,493
	United Plantations Berhad	663,600	1,659,645
*	Utama Banking Group Berhad	1,524,900	660,814
	VS Industry Berhad	183,200	90,041
	Wah Seong Corp. Berhad	879,100	514,940

15

		Shares	Value††

	Worldwide Holdings Berhad	385,600	$341,196
	WTK Holdings Berhad	487,200	1,070,951
	Yeo Hiap Seng (Malaysia) Berhad	47,300	28,269
	Yi-Lai Berhad	84,100	27,216
	Yu Neh Huat Berhad	750,400	333,707
TOTAL COMMON STOCKS			74,917,787

PREFERRED STOCKS — (0.0%)
*	Malayan United Industries Berhad A1 08/03/13	176,957	7,826
*	Malayan United Industries Berhad A2 08/03/13	176,957	7,581
*	Ramunia Holdings Berhard Non Cumulative Irredeemable Convertible Preferred Shares 12/20/09	1,840	353
TOTAL PREFERRED STOCKS			15,760

RIGHTS/WARRANTS — (0.0%)
*	Liqua Health Corp. Berhad Warrants 09/09/08	34	1
*	Mieco Chipboard Berhad Warrants 04/21/09	23,000	2,352
TOTAL RIGHTS/WARRANTS			2,353

TOTAL — MALAYSIA			74,935,900

MEXICO — (6.9%)
COMMON STOCKS — (6.9%)
	Consorcio Ara S.A. de C.V.	1,015,200	5,984,759
*	Consorcio Hogar S.A. de C.V. Series B	325,000	136,112
#	Controladora Comercial Mexicana S.A. de C.V. Series B	2,191,700	4,270,219
*	Corporacion Geo S.A. de C.V. Series B	2,382,300	10,313,409
*	Corporacion Interamericana de Entramiento S.A. de C.V. Series B	910,372	1,989,232
	Corporacion Mexicana de Restaurantes S.A. de C.V. Series B	1,623	650
	Corporativo Fragua S.A. de C.V. Series B	31	193
*	Desc S.A. de C.V. Series B	196,367	248,507
	Embotelladora Arca S.A. de C.V., Mexico	1,840,400	6,032,121
*	Empaques Ponderosa S.A. de C.V. Series B	206,000	16,880
*	Empresas ICA S.A. de C.V. Sponsored ADR	600	26,064
*	Empresas ICA S.A.B. de C.V	1,694,008	6,130,669
	Gruma S.A. de C.V. Series B	1,069,600	3,651,808
	Grupo Aeroportuario del Sureste S.A.B. de C.V.	641,200	2,830,163
	Grupo Cementos de Chihuahua S.A. de C.V.	730,200	2,925,161
	Grupo Continental S.A. de C.V.	902,000	1,724,571
	Grupo Corvi S.A. de C.V. Series L	100,000	27,313
	Grupo Elektra S.A. de C.V.	128,500	1,351,265
	Grupo Herdez S.A. de C.V.	107,000	97,418
* #	Grupo Imsa S.A. de C.V.	183,600	787,483
#	Grupo Industrial Maseca S.A. de C.V. Series B	510,000	417,896
	Grupo Industrial Saltillo S.A.B. de C.V.	176,552	233,075
*	Grupo Iusacell S.A. de C.V.	76,405	506,069
*	Grupo Nutrisa S.A. de C.V.	188	180
	Grupo Posadas S.A. de C.V. Series L	199,000	168,497
*	Grupo Qumma S.A. de C.V. Series B	105,334	1,726
	Industrias Bachoco S.A. Series B	152,000	271,172
	Industrias Penoles S.A. de C.V.	285,400	2,546,451
*	Industrias S.A. de C.V. Series B	1,417,248	6,425,849

16

		Shares	Value††

*	Jugos del Valle S.A. de C.V. Series B	50,900	$150,565
*	Movilaccess S.A. de C.V. Series B	13,489	305,798
*	Promotora y Operadora de Infraestructura S.A. de C.V.	67,110	106,925
*	Sanluis Corporacion S.A. de C.V. Series A	3,300	1,310
*	Sanluis Corporacion S.A. de C.V. Series C & Series B	4,642	1,993
*	Savia S.A. de C.V.	610,700	44,481
#	TV Azteca S.A. de C.V. Series A	6,581,300	4,362,127
#	Vitro S.A. de C.V.	1,062,102	1,367,322
TOTAL COMMON STOCKS			65,455,433

RIGHTS/WARRANTS — (0.0%)
*	Consorcio Hogar S.A. de C.V. Rights 12/12/06	325,000	4,910

TOTAL — MEXICO			65,460,343

PHILIPPINES — (1.4%)
COMMON STOCKS — (1.4%)
	Aboitiz Equity Ventures, Inc.	1,024,000	124,882
	Alaska Milk Corp.	1,404,000	99,921
*	Bacnotan Consolidated Industries, Inc.	146,680	25,425
*	Belle Corp.	20,937,000	494,884
*	Benpres Holdings Corp.	9,148,000	321,387
*	C & P Homes, Inc.	647,700	19,432
	Cebu Holdings, Inc.	2,284,000	141,250
*	Digital Telecommunications (Philippines), Inc.	20,973,000	724,513
	DMCI Holdings, Inc.	2,273,000	236,458
	EDSA Properties Holdings, Inc.	1,759,970	56,848
*	EEI Corp.	1,929,000	119,622
*	Fil-Estate Land, Inc.	3,170,700	43,408
*	Filinvest Development Corp.	4,664,500	304,653
*	Filinvest Land, Inc.	32,247,562	1,064,962
	First Philippines Holdings Corp.	1,019,400	1,087,344
	Ginebra San Miguel, Inc.	1,003,200	406,241
*	Global Equities, Inc.	886,462	13,443
*	House of Investments, Inc.	732,000	27,593
	International Container Terminal Services, Inc.	4,593,837	1,838,027
*	Ionics, Inc.	769,825	31,817
*	iVantage Corp.	593,400	18,090
	Jollibee Food Corp.	640,000	520,652
*	Lepanto Consolidated Mining Co. Series B	2,598,750	14,803
*	Mabuhay Holdings Corp.	516,000	3,542
	Macroasia Corp.	2,237,500	104,114
*	Manila Jockey Club, Inc.	130,622	7,120
	Megaworld Properties & Holdings, Inc.	27,264,200	1,216,106
*	Metro Pacific Corp. Series A	1,827,193	83,410
	Petron Corp.	3,470,000	282,711
	Philex Mining Corp.	2,068,000	179,518
*	Philippine Bank of Communications	14,726	17,243
*	Philippine National Bank	837,293	710,750
*	Philippine National Construction Corp.	173,000	20,256
	Philippine Savings Bank	356,863	347,026
*	Pilipino Telephone Corp.	1,255,000	153,532
*	Prime Orion Philippines, Inc.	2,920,000	12,216

17

		Shares	Value††

	Republic Glass Holding Corp.	507,500	$14,343
*	RFM Corp.	2,378,934	50,599
	Robinson’s Land Corp. Series B	1,782,870	578,924
	Security Bank Corp.	320,842	415,889
	Semirara Mining Corp.	200,900	85,744
	SM Development Corp.	4,971,000	252,469
	Soriano (A.) Corp.	3,430,211	195,091
	Union Bank of the Philippines	47,500	47,485
*	United Paragon Mining Corp.	322,500	3,814
*	Universal Rightfield Property Holdings, Inc.	1,062,000	600
	Universal Robina Corp.	1,538,515	607,311
*	Victorias Milling Co., Inc.	139,680	2,454
*	Vitarich Corp.	176,000	782

TOTAL — PHILIPPINES			13,128,704

POLAND — (4.4%)
COMMON STOCKS — (4.4%)
	Agora SA	104,729	1,239,652
*	Alchemia SA	29,092	580,433
*	Amica Wronki SA	25,532	292,821
*	Boryszew SA	47,436	436,776
*	Budimex SA	43,439	1,074,969
*	CCC SA	8,947	154,537
*	Cersanit SA	232,969	3,335,738
	Computerland SA	29,140	1,000,455
	Debica SA	30,666	700,501
*	Echo Investment SA	118,198	3,640,980
	Elektrobudowa SA	8,053	304,444
	Fabryki Mebli Forte SA	55,216	234,802
*	Farmacol SA	61,368	903,138
*	Firma Chemiczna Dwory SA	1,366	40,265
	Grupa Kety SA	38,011	2,529,226
*	Grupa Lotos SA	16,212	259,040
*	Huta Ferrum SA	309	4,193
*	Impexmetal SA	31,024	2,030,465
*	Koelner SA	7,528	154,209
	Kredyt Bank SA	6,835	52,207
*	Kroscienskie Huty Szkla Krosno SA	20,000	47,646
*	Lentex SA	15,064	246,518
*	Lentex SA Issue 06	15,064	245,721
*	LPP SA	1,945	551,509
*	MNI SA	95,431	203,138
	Mondi Packaging Paper Swiecie SA	5,331	190,052
*	Mostostal Export SA	318,199	335,672
	Mostostal Siedlce SA	46,569	2,428,174
*	Mostostal Warszawa SA	37,200	502,876
*	Mostostal Zabrze Holding SA	18,293	23,118
	Netia Holdings SA	925,955	1,580,398
*	Ocean Company SA	8,530	355
*	Optimus SA	7,500	14,044
	Orbis SA	131,096	2,520,113
*	PBG SA	7,887	728,892
*	Pfleiderer Grajewo SA	5,070	98,898

18

		Shares	Value††

	Polska Grupa Farmaceutyczna SA	36,389	$1,068,531
*	Polski Koncern Miesny Duda SA	157,185	1,582,624
	Prokom Software SA	65,251	2,934,487
	Prosper SA	16,575	104,013
*	Provimi-Rolimpex SA	36,330	289,768
*	Raciborska Fabryka Kotlow SA	66,305	925,742
	Softbank SA	75,095	1,285,984
*	Stalexport SA	492,383	648,851
	Ster-Projekt SA	122,099	304,269
*	Vistula SA	11,774	366,469
	Zaklad Przetworstwa Hutniczego Stalprodukt SA	11,176	2,289,497
	Zaklady Tluszcowe Kruszwica SA	37,250	906,216
TOTAL COMMON STOCKS			41,392,426

RIGHTS/WARRANTS — (0.0%)
*	MNI SA Rights 09/29/06	52,531	280,581

TOTAL — POLAND			41,673,007

SOUTH AFRICA — (11.8%)
COMMON STOCKS — (11.8%)
	Adcorp Holdings, Ltd.	59,285	227,787
	Advtech, Ltd.	731,623	306,378
	Aeci, Ltd.	352,906	3,239,569
	Afgri, Ltd.	966,142	972,101
	African Oxygen, Ltd.	391,811	1,680,825
*	African Rainbow Minerals, Ltd.	458,487	4,867,820
	AG Industries, Ltd.	307,400	186,789
	Alexander Forbes, Ltd.	862,527	1,846,348
	Allied Electronics Corp., Ltd.	184,853	846,188
	Allied Technologies, Ltd.	196,345	1,597,446
*	Amalgamated Appliance Holdings, Ltd.	398,154	330,091
	Argent Industrial, Ltd.	147,042	324,207
	Aspen Pharmacare Holdings, Ltd.	316,873	1,492,220
*	AST Group, Ltd.	873,528	86,676
	Astral Foods, Ltd.	93,483	1,367,956
	Aveng, Ltd.	1,002,160	4,580,804
	AVI, Ltd.	547,359	1,435,102
*	Bell Equipment, Ltd.	192,091	654,940
	Brandcorp Holdings, Ltd.	101,257	143,753
	Business Connexion Group	229,687	245,056
	Bytes Technology Group, Ltd.	323,480	572,706
	Capitec Bank Holdings, Ltd.	126,643	537,672
	Cashbuild, Ltd.	37,276	236,705
	Caxton & CTP Publishers & Printers, Ltd.	769,907	1,735,958
	Ceramic Industries, Ltd.	31,493	627,124
	City Lodge Hotels, Ltd.	86,217	755,011
*	Corpgro, Ltd.	241,136	0
	Cullinan Holdings, Ltd.	10,000	618
	Datacentrix Holdings, Ltd.	248,698	112,695
	Datatec, Ltd.	439,984	1,831,909
	Delta Electrical Industries, Ltd.	83,032	261,134
*	Dimension Data Holdings PLC	2,381,019	2,092,991

19

		Shares	Value††

	Distell Group, Ltd.	317,735	$1,775,156
	Distribution & Warehousing Network, Ltd.	276,389	427,228
	Dorbyl, Ltd.	38,250	68,724
*	Durban Roodeport Deep, Ltd.	511,456	594,174
	Ellerine Holdings, Ltd.	255,500	2,623,862
	Enviroserv Holdings, Ltd.	149,193	143,577
	ERP.com Holdings, Ltd.	124,795	23,307
	Famous Brands, Ltd.	135,016	242,920
	Foschini, Ltd.	84,284	665,202
	Gold Reef Resorts, Ltd.	329,678	874,936
	Grindrod, Ltd.	758,150	1,566,420
	Group Five, Ltd.	240,698	1,360,604
	Highveld Steel & Vanadilum Corp., Ltd.	216,434	2,095,892
	Hudaco Industries, Ltd.	58,055	437,537
	Iliad Africa, Ltd.	243,344	437,825
	Illovo Sugar, Ltd.	522,701	1,330,708
	Investec, Ltd.	308,670	3,559,205
*	JCI, Ltd.	1,622,051	0
	Johnic Communications, Ltd.	323,673	3,453,372
*	Lewis Group, Ltd.	305,911	2,510,323
*	M Cubed Holdings, Ltd.	385,000	15,033
	Massmart Holdings, Ltd.	188,040	1,718,410
	Medi-Clinic Corp., Ltd.	714,402	2,402,735
*	Merafe Resources, Ltd.	4,279,265	465,930
	Metair Investment, Ltd.	9,938	385,584
*	Metorex, Ltd.	536,361	1,071,500
	Metropolitan Holdings, Ltd.	1,590,092	3,054,365
	Mr. Price Group, Ltd.	464,417	1,516,943
	Murray & Roberts Holdings, Ltd.	651,864	3,547,534
	Mustek, Ltd.	195,398	252,108
	Mvelaphanda Group, Ltd.	809,804	1,072,762
	Nampak, Ltd.	583,410	1,708,271
	New Clicks Holdings, Ltd.	816,382	1,225,242
	New Corpcapital, Ltd.	241,136	3,366
	Northam Platinum, Ltd.	483,417	2,846,210
	Nu-World Holdings, Ltd.	41,406	193,854
	Oceana Group, Ltd.	167,923	385,972
	Omnia Holdings, Ltd.	85,988	690,416
*	Palabora Mining Co., Ltd.	28,938	206,361
*	Peregrine Holdings, Ltd.	289,805	454,918
	Primedia, Ltd. N Shares	345,346	915,850
	PSG Group, Ltd.	283,635	968,018
	Rainbow Chicken, Ltd.	546,886	952,400
*	Randgold & Exploration Co., Ltd.	60,670	0
	Redefine Income Fund, Ltd.	34,692	30,953
	Reunert, Ltd.	278,728	3,102,449
	Santam, Ltd.	205,923	2,442,857
	Shoprite Holdings, Ltd.	473,300	1,684,658
	Spur Corp., Ltd.	201,006	272,308
	Sun International, Ltd.	237,817	3,869,301
	Super Group, Ltd.	748,605	1,307,471
	The Spar Group, Ltd.	56,719	332,112
	Tiger Wheels, Ltd.	153,255	589,687
	Tongaat-Hulett Group, Ltd.	230,678	3,140,920

20

		Shares	Value††

	Tourism Investment Corp., Ltd.	1,286,533	$412,519
	Trans Hex Group, Ltd.	133,914	209,553
	Trencor, Ltd.	305,298	1,276,890
	Truworths International, Ltd.	1,011,805	4,218,702
	UCS Group, Ltd.	573,294	232,362
	Unitrans, Ltd.	65,023	419,446
	Value Group, Ltd.	321,111	129,831
*	Western Areas, Ltd.	290,476	1,859,080
	Wilson Bayly Holme-Ovcon, Ltd.	98,272	1,001,913

TOTAL — SOUTH AFRICA			111,974,345

SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
	Aekyung Petrochemical Co., Ltd.	7,150	154,326
#	Amorepacific Corp.	3,520	511,861
*	Anam Electronics Co., Ltd.	13,250	68,885
	Asia Cement Manufacturing Co., Ltd.	3,303	144,368
*	Asia Paper Manufacturing Co., Ltd.	4,350	54,680
	AUK Corp.	8,160	21,484
*	Baek Kwang Mineral Products Co., Ltd.	1,860	35,358
	Baiksan Co., Ltd.	21,190	38,540
	Bing Grae Co., Ltd.	9,540	428,350
*	Bohae Brewery Co., Ltd.	2,680	69,063
*	Bong Shin Co., Ltd.	85,930	121,365
	Boo Kook Securities Co., Ltd.	7,410	129,645
* #	Boryung Pharmaceutical Co., Ltd.	3,370	143,044
* #	Brain Technology Industries Co., Ltd.	23,400	10,932
#	Bu Kwang Pharmaceutical Co., Ltd.	18,840	392,103
	BYC Co., Ltd.	710	118,157
*	Byuck San Corp.	5,300	75,421
#	Byuck San Engineering and Construction Co., Ltd.	38,300	386,658
*	Cambridge Members Co., Ltd.	2,280	49,890
	Capro Corp.	38,750	93,934
	Cheil Communications, Inc.	4,107	992,845
*	Cho Kwang Leather Co., Ltd.	10,640	92,151
*	Cho Kwang Paint Co., Ltd.	12,070	38,414
	Choil Aluminum Manufacturing Co., Ltd.	8,700	98,244
	Chon Bang Co., Ltd.	130	4,914
#	Chong Kun Dang Pharmaceutical Corp.	9,424	359,869
#	Choongwae Pharmaceutical Corp.	7,333	372,510
	Chosun Refractories Co., Ltd.	2,210	121,227
#	Chungho Comnet Co., Ltd.	720	14,270
*	Chunil Express Co., Ltd.	540	36,863
* #	CJ CGV Co., Ltd.	19,000	464,031
	CJ Corp.	438	50,058
*	CKD Bio Corp.	5,230	30,164
* #	CKF Co., Ltd.	1,380	19,683
*	Comtec Systems Co., Ltd.	25,030	28,980
*	Cosmochemical Co., Ltd.	14,640	65,100
* #	Crown Confectionery Co., Ltd.	1,360	191,218
	D.I Corp.	30,950	90,228
	Dae Chang Industrial Co.	6,390	60,048
	Dae Dong Industrial Co., Ltd.	6,090	84,017

21

		Shares	Value††

*	Dae Ho Corp.	543	$76
*	Dae Hyun Co., Ltd.	51,280	61,371
* #	Dae Sang Corp.	31,228	458,710
	Dae Won Kang Up Co., Ltd.	6,230	120,995
*	Dae Young Packaging Co., Ltd.	369,230	61,444
*	Dae Yu Co., Ltd.	8,780	22,410
	Daeduck Electronics Co., Ltd.	68,417	595,135
#	Daeduck Industries Co., Ltd.	21,536	221,780
	Daehan City Gas Co., Ltd.	11,541	330,321
	Daehan Fire & Marine Insurance Co, Ltd.	48,040	90,229
	Daehan Flour Mills Co., Ltd.	2,110	492,277
*	Daehan Pulp Co., Ltd.	19,430	51,766
	Daehan Synthetic Fiber Co., Ltd.	1,750	253,170
	Daekyo Co., Ltd.	9,840	974,273
*	Daekyung Machinery & Engineering Co., Ltd.	3,750	75,118
	Daelim Trading Co., Ltd.	23,640	140,629
* #	Daerim Corp.	4,770	121,900
*	Daesang Farmsco	13,210	30,445
*	Daesang Holdings Co., Ltd.	7,072	40,793
	Daesung Industrial Co., Ltd.	6,130	566,392
*	Daewon Pharmaceutical Co., Ltd.	4,560	39,644
* #	Daewoo Electronic Components Co., Ltd.	6,938	75,028
	Daewoo Motor Sales Corp.	31,830	1,001,368
	Daewoong Co., Ltd.	6,546	152,616
#	Daewoong Pharmaceutical Co., Ltd.	9,470	595,394
	Dahaam E-Tec Co., Ltd.	2,200	67,171
#	Daishin Securities Co., Ltd.	60,060	1,554,221
	Daiyang Metal Co., Ltd.	22,400	33,789
*	Daou Technology, Inc.	56,480	399,547
	DC Chemical Co., Ltd.	19,866	955,081
*	Digital Power Communications Co., Ltd.	50,540	79,637
	Dong Ah Tire Industrial Co., Ltd.	18,545	110,458
	Dong Bu Insurance Co., Ltd.	52,320	1,369,958
	Dong IL Rubber Belt Co., Ltd.	11,450	39,639
	Dong Wha Pharmaceutical Industries Co.	7,510	227,231
*	Dong Won Co., Ltd.	2,560	29,730
	Dong Yang Department Store Co., Ltd.	5,120	100,950
#	Dong-A Pharmaceutical Co., Ltd.	13,493	1,202,156
*	Dongbang Agro Co., Ltd.	10,870	47,911
*	Dongbang Transport Logistics Co., Ltd.	3,230	67,827
	Dongbu Corp.	25,950	528,990
	Dongbu Hannong Chemical Co., Ltd.	13,870	321,875
	Dongbu Securities Co., Ltd.	16,139	234,500
#	Dongbu Steel Co., Ltd.	30,980	315,299
* #	DongbuElectronics Co., Ltd.	185,815	452,866
	Dong-Il Corp.	2,902	247,324
*	Dongil Paper Manufacturing Co., Ltd.	3,770	43,937
#	Dongkuk Steel Mill Co., Ltd.	59,287	1,465,480
	Dongsu Industrial Co., Ltd.	7,558	156,922
	Dongsung Chemical Co., Ltd.	5,720	58,506
*	Dongsung Pharmaceutical Co., Ltd.	4,190	38,972
	Dongwon F&B Co., Ltd.	2,770	183,209
	Dongwon Industries Co., Ltd.	1,970	82,009
#	Dongwon Systems Corp.	138,447	302,676

22

		Shares	Value††

	Dongyang Engineering & Construction Corp.	2,200	$97,775
#	Dongyang Mechatronics Corp.	25,260	113,942
*	Dongyang Tinplate Corp.	2,760	55,861
*	Doosan Corp.	13,000	722,359
* #	Doosan Industrial Development Co., Ltd.	65,760	905,853
	DPI Co., Ltd.	5,710	57,153
*	Ducsung Co., Ltd.	12,680	53,601
* #	DuzonBIzon Co., Ltd.	29,690	95,841
	E1 Corp.	6,590	302,593
*	Eagon Industrial Co., Ltd.	3,120	52,252
*	En Paper Manufacturing Co., Ltd.	23,440	116,997
*	Enex Co., Ltd.	3,440	25,909
*	e-Starco Co., Ltd.	30,470	37,200
	F&F Co., Ltd.	21,060	108,109
* #	Feelux Co., Ltd.	15,880	28,435
*	First Fire & Marine Insurance Co., Ltd.	23,310	98,910
* #	Firstech Co., Ltd.	76,640	106,940
#	FNC Kolon Corp.	10,844	215,516
#	Fursys, Inc.	13,170	372,131
#	Gaon Cable Co., Ltd.	3,220	94,121
#	GIIR, Inc.	14,410	237,460
#	Global & Yuasa Battery Co., Ltd.	12,280	98,614
	Green Cross Corp.	1,825	133,356
*	Green Fire Marine Insurance Co., Ltd.	4,250	23,305
*	GS Instruments Co., Ltd.	6	38
#	Gwangju Shinsegae Co., Ltd.	1,820	309,718
*	H.S. Industries Co., Ltd.	3,510	32,195
	Hae In Co., Ltd.	10,894	39,484
#	Halla Climate Control Corp.	106,070	1,345,414
	Halla Engineering & Construction Corp.	13,160	380,194
* #	Han All Pharmaceutical Co., Ltd.	34,948	72,389
#	Han Kuk Carbon Co., Ltd.	28,623	265,586
	Han Yang Securities Co., Ltd.	12,760	171,073
	Hana Financial Group, Inc.	4	204
	Handok Pharmaceuticals Co., Ltd.	12,760	198,006
	Handsome Corp.	36,990	689,859
#	Hanil Cement Manufacturing Co., Ltd.	8,558	789,884
*	Hanil Construction Co., Ltd.	6,460	122,311
	Hanil E-Wha Co., Ltd.	38,970	109,825
	Hanil Iron & Steel Co., Ltd.	2,450	57,369
#	Hanjin Transportation Co., Ltd.	13,211	470,401
	Hankook Cosmetics Co., Ltd.	25,320	95,689
	Hankook Shell Oil Co., Ltd.	1,620	111,265
*	Hankook Synthetics, Inc.	550	3,056
#	Hankuk Electric Glass Co., Ltd.	5,240	128,901
	Hankuk Glass Industries, Inc.	12,660	572,978
#	Hankuk Paper Manufacturing Co., Ltd.	4,710	158,920
#	Hanmi Capital Co., Ltd.	20,620	206,628
#	Hanmi Pharm Co., Ltd.	9,519	1,348,670
	Hansae Co., Ltd.	22,080	78,065
	Hansol Chemical Co., Ltd.	12,170	110,178
#	Hansol CSN Co., Ltd.	65,160	289,992
#	Hansol LCD, Inc.	4,937	316,525
#	Hansol Paper Co., Ltd.	53,310	878,367

23

		Shares	Value††

	Hanssem Co., Ltd.	22,380	$200,354
*	Hansung Enterprise Co., Ltd.	5,340	37,940
	Hanwha Chemical Corp.	93,200	1,169,042
	Hanwha Securities Co., Ltd.	43,380	503,776
* #	Heung-A Shipping Co., Ltd.	16,400	43,146
*	Hi-Tron Systems, Inc.	4,780	20,394
#	Hotel Shilla, Ltd.	60,958	1,000,822
	HS R&A Co., Ltd.	6,360	95,563
	Huchems Fine Chemical Corp.	31,846	313,871
*	Huneed Technologies Co., Ltd.	71,210	87,539
* #	HungKuk Ssangyong Fire & Marine Insurance Co., Ltd.	31,480	183,211
	Husteel Co., Ltd.	7,220	122,495
#	Hwa Sung Industrial Co.	12,520	247,552
*	Hwacheon Machinery Works Co., Ltd.	2,200	34,694
	Hwashin Co., Ltd.	22,220	59,806
* #	Hyosung Motors & Machinery, Inc.	92,190	74,640
*	Hyosung T & C Co., Ltd.	40,358	1,117,222
* #	Hyundae Metal Co., Ltd.	2,408	10,347
	Hyundai Cement Co., Ltd.	10,020	359,774
* #	Hyundai Corp.	21,801	510,883
#	Hyundai Department Store H & S Co., Ltd.	6,210	485,217
#	Hyundai Elevator Co., Ltd.	7,294	547,481
#	Hyundai Hysco	70,930	744,084
	Hyundai Marine & Fire Insurance Co., Ltd.	103,080	1,361,170
	Hyundai Pharmaceutical Ind. Co., Ltd.	1,410	38,070
*	IB Sports, Inc.	4,600	43,942
	Il Dong Pharmaceutical Co., Ltd.	5,810	293,568
*	Il Sung Construction Co., Ltd.	4,300	39,914
*	Il Yang Pharmaceutical Co., Ltd.	14,680	347,705
	Iljin Diamond Co., Ltd.	4,272	70,330
*	Iljin Display Co., Ltd.	2,568	39,702
	Iljin Electric, Ltd.	43,730	164,380
	Ilshin Spinning Co., Ltd.	1,730	96,544
	Ilsung Pharmaceutical Co., Ltd.	2,040	165,027
* #	InziControls Co., Ltd.	14,290	115,176
	ISU Chemical Co., Ltd.	7,920	80,194
	Isupetasys Co., Ltd.	39,800	76,108
	Jahwa Electronics Co., Ltd.	16,460	162,799
	Jeil Mutual Savings Bank	7,990	107,313
	Jeil Pharmaceutical Co.	12,170	80,663
	Jeonbuk Bank, Ltd.	40,880	416,851
*	Jindo Corp.	11,923	44,836
*	Jindo F& Co., Ltd.	2,877	14,085
	Jinheung Mutual Savings Bank Co., Ltd.	8,790	54,251
	Joongang Construction Co., Ltd.	6,890	139,137
#	K.C. Tech Co., Ltd.	24,050	101,685
	Keang Nam Enterprises Co., Ltd.	20,050	392,910
* #	KEC Corp.	54,690	68,852
#	KEC Holdings Co., Ltd.	18,230	34,250
* #	Kedcom Co., Ltd.	90,960	46,689
	Keyang Electric Machinery Co., Ltd.	40,210	93,568
	KG Chemical Corp.	8,410	74,636
	KISWIRE, Ltd.	11,428	333,304
	Kodenshi Korea Corp.	25,020	85,535

24

		Shares	Value††

*	KOJE Co., Ltd.	6,810	$31,911
	Kolon Chemical Co., Ltd.	10,960	153,073
* #	Kolon Engineering & Construction Co., Ltd.	16,360	340,979
*	Kolon Industries, Inc.	23,140	369,964
*	Korea Automotive Systems Co., Ltd.	4,840	129,933
	Korea Cast Iron Pipe Co., Ltd.	26,090	113,778
#	Korea Circuit Co.	19,330	88,590
*	Korea Cottrell Co., Ltd.	1,333	62,833
*	Korea Data Systems Co., Ltd.	35,613	37,937
	Korea Development Co., Ltd.	14,820	380,634
	Korea Development Leasing Corp.	3,030	156,800
#	Korea Electric Terminal Co., Ltd.	14,990	355,256
*	Korea Export Packing Industries Co., Ltd.	3,990	40,750
*	Korea Fine Chemical Co., Ltd.	2,479	39,023
	Korea Flange Co., Ltd.	6,900	84,779
#	Korea Iron & Steel Co., Ltd.	14,150	672,045
#	Korea Kolmar Co., Ltd.	18,210	85,709
#	Korea Komho Petrochemical Co., Ltd.	26,400	873,290
	Korea Line Corp.	11,600	562,867
	Korea Mutual Savings Bank	6,040	111,983
	Korea Petrochemical Industry Co., Ltd.	10,960	574,165
#	Korea Polyol Co., Ltd.	2,968	141,016
	Korea Reinsurance Co., Ltd.	110,464	1,287,747
* #	Korea Schnell Pharma Co., Ltd.	38,600	79,331
	Korean Air Terminal Service Co., Ltd.	3,350	116,468
*	Korean French Banking Corp.	63,770	109,677
*	KP Chemical Corp.	121,051	557,151
*	KP&L Co., Ltd.	24,590	25,930
* #	KPC Holdings Corp.	3,008	103,250
*	KTB Network, Ltd.	59,730	341,050
	Kukdo Chemical Co., Ltd.	8,450	212,277
*	Kukdong Corp.	26,380	79,479
*	Kukdong Oil & Chemicals Co., Ltd.	3,623	37,274
	Kukje Pharm Ind. Co., Ltd.	12,950	39,525
	Kumbi Corp.	670	30,025
#	Kumho Electronics Co., Ltd.	7,151	305,422
#	Kumho Industrial Co., Ltd.	36,430	986,894
	Kumho Investment Bank	9,640	64,023
*	Kumkang Industrial Co., Ltd.	4,040	40,449
	Kunsul Chemical Industrial Co., Ltd.	7,190	129,910
	Kwang Dong Pharmaceutical Co., Ltd.	74,760	251,518
*	Kwang Myung Electric Engineering Co., Ltd.	36,360	31,065
	Kyeryong Construction Industrial Co., Ltd.	10,770	442,856
	Kyobo Securities Co., Ltd.	44,300	496,328
	Kyung Dong Navien Co., Ltd.	1,740	46,209
*	Kyungbang Co., Ltd.	1,100	156,830
*	Kyungdong City Gas Co., Ltd.	2,270	89,255
*	Kyung-in Synthetic Corp.	2,110	26,575
*	Kyungnam Energy Co., Ltd.	28,770	83,854
*	Leeku Industrial Co., Ltd.	2,380	48,290
	LG Household & Healthcare Co., Ltd.	12,740	1,411,929
	LG International Corp.	60,548	1,400,745
* #	LG Life Sciences, Ltd.	14,145	755,234
	LG Petrochemical Co., Ltd.	45,770	1,188,257

25

		Shares	Value††

#	LIG Non-Life Insurance Co., Ltd.	63,770	$989,051
	Lotte Chilsung Beverage Co., Ltd.	1,112	1,368,283
* #	Lotte Midopa Co., Ltd.	61,160	1,182,763
#	Lotte Sam Kang Co., Ltd.	1,770	334,891
	LS Cable, Ltd.	32,610	1,384,180
#	LS Industrial Systems Co., Ltd.	21,950	763,076
	Manho Rope & Wire Co., Ltd.	790	47,126
#	Meritz Fire Marine Insurance Co., Ltd.	27,500	196,724
	Meritz Securities Co., Ltd.	38,890	358,928
*	Mi Chang Oil Industrial Co., Ltd.	1,790	33,217
	Miwon Commercial Co., Ltd.	1,280	39,238
* #	MonAmi Co., Ltd.	3,240	49,364
#	Moorim Paper Co., Ltd.	21,778	231,167
	Motonic Corp.	2,090	102,368
	Namhae Chemical Corp.	63,074	195,902
*	Namkwang Engineering & Construction Co., Ltd.	13,780	91,005
*	Namsun Aluminum Co., Ltd.	7,140	29,026
	Namyang Dairy Products Co., Ltd.	745	648,626
*	Nasan Co., Ltd.	4,600	82,490
*	National Plastic Co., Ltd.	3,250	34,581
* #	NCsoft Corp.	18,960	1,190,706
*	Nexen Corp.	3,320	75,984
	NH Investment & Securities Co., Ltd.	59,219	826,113
	Nong Shim Co., Ltd.	3,780	1,111,203
	Nong Shim Holdings Co., Ltd.	4,720	446,263
*	Noroo Paint Co., Ltd.	14,277	66,053
* #	Orientbio, Inc.	56,370	148,652
	ORION Corp.	4,710	1,356,223
	Ottogi Corp.	3,910	433,183
* #	Pacific Pharmaceutical Co., Ltd.	2,030	87,037
	Pang Rim Co., Ltd.	4,800	96,769
* #	Pantech & Curitel Communications, Inc.	148,620	151,068
* #	Pantech Co., Ltd.	89,870	205,685
	PaperCorea, Inc.	7,190	39,900
	Pohang Coated Steel Co., Ltd.	6,320	122,188
#	Poong Lim Industrial Co., Ltd.	31,880	348,736
	Poong San Corp.	41,500	1,088,807
* #	Prime Entertainment Co., Ltd.	26,770	46,808
#	Pulmuone Co., Ltd.	7,480	257,033
	Pum Yang Construction Co., Ltd.	5,710	81,980
	Pusan City Gas Co., Ltd.	14,730	348,222
*	Pyung Hwa Holdings Co., Ltd.	8,013	25,392
	Pyung Hwa Industrial Co., Ltd.	10,456	52,816
*	Quality & Technology Korea, Inc.	54,820	46,754
* #	RNL BIO Co., Ltd.	14,672	72,580
* #	Rocket Electric Co., Ltd.	5,090	25,577
#	S&T Corp.	10,570	305,431
#	S&T Daewoo Co., Ltd.	12,330	330,692
#	S&T Dynamics Co., Ltd.	29,822	209,281
	S1 Corp.	19,200	826,689
*	Saehan Industries, Inc.	65,180	356,742
*	Saehan Media Corp.	46,590	92,690
*	Sajo Industries Co., Ltd.	4,820	39,948
* #	Sam Jin Pharmaceutical Co., Ltd.	4,370	253,919

26

		Shares	Value††

*	Sam Kwang Glass Industrial Co., Ltd.	4,820	$94,325
*	Sam Whan Camus Co., Ltd.	5,270	41,448
	Sam Yung Trading Co., Ltd.	13,450	34,988
	Sambu Construction Co., Ltd.	10,690	386,593
#	Samchully Co., Ltd.	4,720	608,309
* #	Samho F&G, Inc.	32,880	58,634
* #	Samho International Co., Ltd.	12,681	207,938
	Samhwa Crown and Closure Co., Ltd.	2,400	39,296
	Samhwa Paints Industrial Co., Ltd.	26,400	100,256
*	Samil Pharmaceutical Co., Ltd.	2,680	50,510
	Samsung Climate Control Co., Ltd.	6,810	58,289
#	Samsung Fine Chemicals Co., Ltd.	29,280	738,869
	Samwhan Corp.	12,220	332,366
	Samyang Corp.	8,815	584,617
*	Samyang Foods Co., Ltd.	5,720	128,482
	Samyang Genex Co., Ltd.	4,026	380,964
	Samyang Tongsang Co., Ltd.	1,760	48,497
*	Samyoung Chemical Co., Ltd.	2,420	22,079
#	Samyoung Electronics Co., Ltd.	17,870	200,660
*	SC Engineering Co., Ltd.	4,248	10,063
#	Seah Holdings Corp.	4,160	399,311
	Seah Steel Corp.	5,500	215,833
	Sebang Co., Ltd.	15,655	150,339
	Sejong Industrial Co., Ltd.	21,610	103,480
	Sempio Foods Co.	4,490	116,194
	Seondo Electric Co., Ltd.	13,050	27,650
	Seoul City Gas Co., Ltd.	3,590	246,997
	Seoul Securities Co., Ltd.	232,970	396,659
* #	Serim Paper Manufacturing Co., Ltd.	24,240	471,175
* #	Seshin Co., Ltd.	97,290	47,435
*	Sewon Cellontech Co., Ltd.	14,221	67,941
* #	Sewoo Global Co., Ltd.	20,620	29,501
*	SGWICUS Corp.	16,060	60,843
*	SH Chemical Co., Ltd.	12,650	61,646
*	Shin Dong-Ah Fire & Marine Insurance Co.	13,750	79,016
	Shin Heung Securities Co., Ltd.	10,771	121,970
*	Shin Poong Paper Manufacturing Co., Ltd.	3,550	44,560
* #	Shin Won Corp.	6,010	112,445
#	Shin Young Securities Co., Ltd.	10,010	411,978
* #	Shindongbang Corp.	1,696	14,538
*	Shinhan Engineering & Construction Co., Ltd.	8,180	37,708
*	Shinil Engineering Co., Ltd.	4,010	34,028
	Shinpoong Pharmaceutical Co., Ltd.	3,280	86,141
	Shinsegae Engineering & Construction Co., Ltd.	2,990	122,501
* #	Shinsung Engineering & Construction Co., Ltd.	13,650	89,855
#	Shinsung Engineering Co., Ltd.	30,420	117,871
*	Shinsung Tongsang Co., Ltd.	8,700	34,189
	Sindo Ricoh Co., Ltd.	11,169	689,410
*	SJM Co., Ltd.	22,510	100,155
#	SK Chemicals Co., Ltd.	22,821	1,079,552
	SK Gas Co., Ltd.	9,960	519,349
*	SK Incheon Oil Co., Ltd.	373	22
#	SKC Co., Ltd.	34,460	909,065
	SL Corp.	15,240	115,753

27

		Shares	Value††

#	Solomon Mutual Savings Bank	13,129	$276,837
	Songwon Industrial Co., Ltd.	12,420	54,237
*	Soosan Heavy Industries Co., Ltd.	40,700	33,045
* #	Ssangyong Cement Industry Co., Ltd.	79,381	1,178,316
*	Ssangyong Corp.	4,186	72,176
* #	Ssangyong Motor Co.	137,030	763,911
#	STX Corp.	28,844	487,077
#	STX Engine Co., Ltd.	28,692	754,095
#	STX Shipbuilding Co., Ltd.	48,977	768,732
* #	Sudo Pharmaceutical Industry Co., Ltd.	66,850	145,917
	Suheung Capsule Co., Ltd.	16,030	104,973
*	Sung Bo Chemicals Co., Ltd.	1,140	43,917
	Sung Chang Enterprise Co., Ltd.	6,150	106,960
#	Sung Shin Cement Co., Ltd.	22,350	349,147
* #	Sungjee Construction Co., Ltd.	4,690	81,390
*	Sungwon Corp.	49,310	346,947
	Sunjin Co., Ltd.	1,930	77,187
#	Sunkyong Securities Co., Ltd.	268,610	412,817
#	Tae Kwang Industrial Co., Ltd.	880	702,371
	Tae Kyung Industrial Co., Ltd.	29,140	87,748
#	Tae Young Corp.	9,074	706,036
* #	Taechang Co., Ltd.	22,850	13,638
	Taegu Department Store Co., Ltd.	13,040	260,500
#	Tai Han Electric Wire Co., Ltd.	48,661	1,327,767
	Tai Lim Packaging Industries Co., Ltd.	6,200	52,275
* #	Telcoware Co., Ltd.	9,000	118,893
*	The Will-Bes & Co., Ltd.	11,120	34,759
* #	Tong Yang Investment Bank	99,700	1,227,627
* #	Tong Yang Major Corp.	42,870	349,723
	Tong Yang Moolsan Co., Ltd.	5,500	36,588
*	Trigem Computer, Inc.	528	26,475
*	TRYBRANDS, Inc.	38,370	216,419
	TS Corp.	5,500	240,491
* #	Uni Chem Co., Ltd.	32,460	45,810
*	Unid Co., Ltd.	6,000	143,720
	Union Steel Manufacturing Co., Ltd.	13,912	402,102
*	VGX International, Inc.	16,954	88,305
* #	Whanin Pharmaceutical Co., Ltd.	13,650	255,355
	Wiscom Co., Ltd.	7,880	35,129
#	Woongjin.Com Co., Ltd.	30,240	616,613
*	WooSung Feed Co., Ltd.	17,000	28,536
	YESCO Co., Ltd.	4,290	128,391
	Yoosung Enterprise Co., Ltd.	33,540	178,441
#	Youlchon Chemical Co., Ltd.	32,710	360,570
*	Young Poong Mining & Construction Corp.	1,580	94
*	Young Poong Paper Manufacturing Co., Ltd.	2,170	42,126
	Youngbo Chemical Co., Ltd.	12,640	33,592
#	Youngone Corp.	68,080	345,615
	Youngpoong Corp.	2,040	548,917
#	Yuhan Corp.	8,529	1,648,461
#	Yuhwa Securities Co., Ltd.	12,910	197,985
* #	Yungjin Pharm Co., Ltd.	102,000	321,397
*	Yuyang Telecom Co., Ltd.	2,940	48,824
TOTAL COMMON STOCKS			114,097,056

28

		Shares	Value††

RIGHTS/WARRANTS — (0.0%)
*	Samjin Pharmaceutical Co., Ltd. Rights 12/19/06	507	$7,214

TOTAL — SOUTH KOREA			114,104,270

TAIWAN — (11.9%)
COMMON STOCKS — (11.9%)
*	A.G.V. Products Corp.	535,000	124,164
	Aaeon Technology, Inc.	31,000	31,873
	Ability Enterprise Co., Ltd.	387,126	292,959
*	Abocom Systems, Inc.	95,000	37,759
	Acbel Polytech, Inc.	632,560	231,951
*	Accton Technology Corp.	805,000	532,956
	Allis Electric Co., Ltd.	273,000	61,416
	Altek Corp.	211,016	383,562
	Ampoc Far East Co., Ltd.	149,350	67,072
*	Amtran Technology Co., Ltd.	471,955	356,516
	Apex Biotechnology Corp.	162,357	210,638
*	Arima Communication Corp.	341,000	284,952
*	Arima Computer Corp.	1,231,000	271,456
	Arima Optoelectronics Corp.	218,247	228,079
	Asia Chemical Corp.	423,000	151,615
	Asia Polymer Corp.	352,936	147,862
*	Asia Vital Components Co., Ltd.	317,980	186,816
	Aten International Co., Ltd.	91,079	252,411
	Audix Co., Ltd.	137,204	176,455
	Aurora Corp.	195,250	116,459
	Aurora Systems Corp.	53,000	25,034
	Avermedia Technologies, Inc.	189,189	228,795
	Avision, Inc.	279,522	190,979
	Bank of Kaohsiung Co., Ltd.	686,966	323,772
	Basso Industry Corp., Ltd.	196,537	250,305
*	Behavior Tech Computer Corp.	229,938	99,679
	Bes Engineering Corp.	2,135,572	525,846
*	Biostar Microtech International Corp.	218,680	113,425
	C Sun Manufacturing, Ltd.	109,652	77,721
*	Carnival Industrial Corp.	656,000	151,029
	Cathay Chemical Works, Inc.	229,000	80,312
*	Central Insurance Co., Ltd.	63,600	33,334
	Central Reinsurance Co., Ltd.	349,667	135,080
	Chain Qui Development Co., Ltd.	194,000	144,156
*	Champion Building Materials Co., Ltd.	368,000	177,846
*	Charoen Pokphand Enterprises Co., Ltd.	255,000	66,356
	Cheng Loong Corp.	1,257,330	488,750
	Chenming Mold Industrial Corp.	252,046	106,014
*	Chia Her Industrial Co., Ltd.	539,000	60,679
*	Chia Hsin Cement Corp.	822,000	566,334
*	Chia Hsin Food & Synthetic Fiber Co., Ltd.	153,330	10,298
	Chicony Electronics Co., Ltd.	403,972	628,424
*	Chien Shing Stainless Steel Co., Ltd.	392,000	137,261
	Chilisin Electronics Corp.	101,998	58,680
	China Chemical & Pharmaceutical Co.	408,000	143,160

29

		Shares	Value††

	China Ecotek Corp.	170,000	$114,945
	China Electric Manufacturing Co., Ltd.	520,900	272,052
*	China General Plastics Corp.	547,000	145,731
	China Hi-Ment Corp.	265,830	223,225
*	China Life Insurance Co., Ltd.	1,182,418	647,525
*	China Man-Made Fiber Co., Ltd.	1,909,879	421,889
	China Metal Products Co., Ltd.	189,018	430,833
*	China Petrochemical Development Corp.	2,179,000	633,187
*	China Rebar Co., Ltd.	55,174	6,722
	China Steel Chemical Corp.	222,771	350,646
	China Steel Structure Co., Ltd.	137,000	64,493
	China Synthetic Rubber Corp.	591,954	699,951
*	China United Trust & Investment Corp.	164,804	26,545
*	China Wire & Cable Co., Ltd.	521,000	101,215
	Chinese Maritime Transport, Ltd.	214,500	250,334
	Ching Feng Home Fashions Industries Co., Ltd.	188,700	46,719
	Chin-Poon Industrial Co., Ltd.	469,649	305,686
*	Choice Lithograph, Inc.	146,000	33,406
*	Chou Chin Industrial Co., Ltd.	42,180	0
	Chroma Ate, Inc.	318,763	365,006
	Chun Yu Works & Co., Ltd.	376,000	119,213
	Chun Yuan Steel Industrial Co., Ltd.	719,815	306,928
	Chung Hsin Electric & Machinery Co., Ltd.	547,000	331,814
	Chung Hwa Pulp Corp.	818,594	439,662
*	Clevo Co.	636,600	495,779
*	CMC Magnetics Corp.	1,128,000	383,076
	Collins Co., Ltd.	390,000	121,795
*	Compeq Manufacturing Co., Ltd.	1,421,000	676,247
	Continental Engineering Corp.	1,113,067	944,700
	Cosmo Electronics Corp.	155,000	151,927
*	Cosmos Bank Taiwan	2,495,000	934,680
	CTCI Corp.	707,538	513,666
	CX Technology Co., Ltd..	186,495	100,467
*	Cyberhome Entertainment Co., Ltd.	192,000	5,165
	Cybertan Technology, Inc.	284,550	458,094
	Cyntec Co., Ltd.	161,601	208,989
*	Da-Cin Construction Co., Ltd.	356,711	164,937
	Data Systems Consulting Co., Ltd.	205,971	183,770
*	Delpha Construction Co., Ltd.	462,000	133,619
	Depo Auto Parts Industrial Co., Ltd.	182,000	521,353
*	Der Pao Construction Co., Ltd.	476,000	12,069
	Diamond Flower Electric Instrument Co., Ltd.	112,740	190,151
	D-Link Corp.	812,207	979,869
	Eastern Media International	1,395,128	507,963
	Eclat Textile Co., Ltd.	184,820	91,489
	Edom Technology Co., Ltd.	171,776	83,557
	Elan Microelectronics Corp.	444,728	226,546
*	Elite Material Co., Ltd.	294,978	159,336
	Elite Semiconductor Memory Technology, Inc.	267,131	284,435
	Elitegroup Computer Systems Co., Ltd.	820,335	457,236
	Enlight Corp.	430,000	143,545
*	EnTie Commercial Bank	2,290,246	770,551
	Eten Information Systems, Ltd.	203,557	206,370
*	Everest Textile Co., Ltd.	581,562	121,520

30

		Shares	Value††

	Evergreen International Storage & Transport Corp.	1,300,000	$720,369
	Everlight Chemical Industrial Corp.	479,000	181,441
	Everlight Electronics Co., Ltd.	332,605	871,788
*	Everspring Industry Co., Ltd.	417,530	99,513
*	Evertop Wire Cable Corp.	266,000	152,052
	Excel Cell Electronics Co., Ltd.	143,000	123,165
	Far Eastern Department Stores, Ltd.	1,666,236	904,723
	Far Eastern International Bank	2,092,048	994,944
	Federal Corp.	557,893	407,688
	Feng Hsin Iron & Steel Co., Ltd.	686,098	751,899
	Feng Tay Enterprise Co., Ltd.	575,900	454,439
*	FIC Global, Inc.	54,578	7,045
	First Copper Technology Co., Ltd.	406,000	176,786
	First Hotel	164,874	169,731
*	First Steamship Co., Ltd.	304,000	220,163
*	Formosa Epitaxy, Inc.	146,000	100,873
	Formosa International Hotels Corp.	242,500	685,829
	Formosa Taffeta Co., Ltd.	1,887,346	1,321,822
*	Formosan Rubber Group, Inc.	586,000	371,548
	Fortune Electric Co., Ltd.	354,000	149,927
	Fu Sheng Industrial Co., Ltd.	905,000	868,138
	Fwuson Industry Co., Ltd.	347,000	75,937
	G Shank Enterprise Co., Ltd.	181,400	210,765
*	G.T.M. Corp.	219,000	164,870
	Giant Manufacture Co., Ltd.	333,170	513,613
*	Giga Storage Corp.	501,859	94,243
	Giga-Byte Technology Co., Ltd.	964,800	753,002
	Globe Union Industrial Corp.	264,820	283,808
	Gold Circuit Electronics, Ltd.	600,904	430,566
	Goldsun Development & Construction Co., Ltd.	1,842,976	982,481
	Good Will Instrument Co., Ltd.	128,000	74,870
	Gordon Auto Body Parts Co., Ltd.	170,980	91,098
*	Grand Pacific Petrochemical Corp.	777,000	287,910
	Grape King, Inc.	183,000	56,032
	Great China Metal Industry Co., Ltd.	296,000	149,774
	Great Taipei Gas Co., Ltd.	725,000	352,631
	Great Wall Enterprise Co., Ltd.	636,890	355,672
	Greatek Co., Ltd.	470,192	617,775
	Hanpin Co., Ltd.	151,000	72,534
	Hey Song Corp.	565,000	264,258
*	Hitron Technologies, Inc.	188,000	61,103
*	Ho Tung Holding Corp.	880,486	214,318
*	Hocheng Corp.	509,000	175,696
*	Hold-Key Electric Wire & Cable Co., Ltd.	153,470	39,545
	Hong Tai Electric Industrial Co., Ltd.	567,000	249,356
	Honmyue Enterprise Co., Ltd.	141,000	37,178
*	Hota Industrial Manufacturing Co., Ltd.	108,000	176,209
	Hsin Kuang Steel Co., Ltd.	281,097	182,262
	Hsing Ta Cement Co., Ltd.	360,000	144,638
*	Hua Eng Wire & Cable Co., Ltd.	810,565	291,467
	Hung Ching Development & Construction Co., Ltd.	409,000	199,017
	Hung Poo Construction Corp.	322,000	396,342
	Hung Sheng Construction Co., Ltd.	571,000	492,458
*	Ichia Technologies, Inc.	287,470	320,239

31

		Shares	Value††

	I-Chiun Precision Industry Co., Ltd.	154,530	$167,709
	Inernational Semiconductor Technology, Ltd.	318,581	266,288
	Infortrend Technology, Inc.	254,325	362,138
*	Jean Co., Ltd.	140,000	37,671
	Johnson Health Tech Co., Ltd.	55,000	367,426
	Jui Li Enterprise Co., Ltd.	126,000	36,379
	K Laser Technology, Inc.	128,343	116,940
	Kang Na Hsiung Co., Ltd.	242,000	121,288
*	Kao Hsing Chang Iron & Steel Corp.	566,000	111,277
	Kaulin Manufacturing Co., Ltd.	212,770	152,408
*	Kee Tai Properties Co., Ltd.	697,000	609,407
*	Kenda Rubber Industrial Co., Ltd.	644,018	419,613
	King Yuan Electronics Co., Ltd.	1,064,705	910,828
*	Kingdom Construction Co., Ltd.	600,000	284,847
*	King’s Town Bank	1,477,701	464,593
*	King’s Town Construction Co., Ltd.	229,470	257,635
	Kinpo Electronics, Inc.	1,750,154	674,013
	Knowledge-Yield-Excellence Systems Corp.	281,107	299,506
	Kung Long Batteries Industrial Co., Ltd.	64,000	62,138
*	Kuoyang Construction Co., Ltd.	393,000	354,464
*	Kwong Fong Industries Corp.	996,000	223,733
*	Lan Fa Textile Co., Ltd.	408,040	92,593
*	Lead Data Co., Ltd.	472,920	75,760
*	Leader Electronics, Inc.	98,795	61,949
*	Leadtek Research, Inc.	229,000	60,890
*	Lealea Enterprise Co., Ltd.	1,054,000	161,915
	Lee Chang Yung Chemical Industry Corp.	635,328	645,492
	Lee Chi Enterprises Co., Ltd.	326,000	80,801
	Lelon Co., Ltd.	176,170	86,447
*	Leofoo Development Co., Ltd.	311,000	235,612
	Les Enphants Co., Ltd.	178,080	126,409
*	Li Peng Enterprise Co., Ltd.	739,000	208,959
	Li Shin International Enterprise Corp.	180,657	136,613
	Lian Hwa Foods Corp.	101,000	28,729
	Lien Chang Electronic Enterprise Co., Ltd.	147,000	43,321
	Lien Hwa Industrial Corp.	886,377	488,183
*	Lingsen Precision Industries, Ltd.	462,000	148,389
	Long Bon Development Co., Ltd.	614,062	365,522
	Long Chen Paper Co., Ltd.	628,000	294,558
	Lucky Cement Corp.	620,000	188,388
	Makalot Industrial Co., Ltd.	131,000	251,100
	Mayer Steel Pipe Corp.	129,800	93,559
	Maywufa Co., Ltd.	94,300	28,028
	Meiloon Co., Ltd.	309,941	237,841
*	Mercuries & Associates, Ltd.	940,455	291,252
*	Mercuries Data Co., Ltd.	285,292	67,779
	Merida Industry Co., Ltd.	326,800	323,575
	Merry Electronics Co., Ltd.	155,797	450,271
*	Microelectronics Technology, Inc.	491,000	220,570
	Micro-Star International Co., Ltd.	1,172,907	936,521
*	Microtek International, Inc.	160,000	20,348
	Min Aik Technology Co., Ltd.	142,000	186,777
	Mirle Automation Corp.	147,728	146,576
	Mitac Technology Corp.	486,360	209,994

32

		Shares	Value††

	Mobiletron Electronics Co., Ltd.	83,000	$95,012
	Mospec Seminconductor Corp.	117,000	59,687
*	Mustek Systems, Inc.	591,708	91,360
	Nak Sealing Technologies Corp.	116,149	129,655
*	Namchow Chemical Industrial Co., Ltd.	473,000	87,392
	Nankang Rubber Tire Co., Ltd.	361,200	547,111
	Nantex Industry Co., Ltd.	286,200	157,837
	National Petroleum Co., Ltd.	324,824	248,436
*	New Asia Construction & Development Co., Ltd.	598,000	86,488
	Nien Hsing Textile Co., Ltd.	746,000	436,790
	Nien Made Enterprise Co., Ltd.	448,333	417,907
	Ocean Plastics Co., Ltd.	342,200	161,055
*	Optimax Technology Corp.	718,674	509,553
*	Opto Tech Corp.	832,000	458,470
*	Orient Semiconductor Electronics, Ltd.	226,487	34,505
	Oriental Union Chemical Corp.	995,395	631,762
*	Pacific Construction Co., Ltd.	1,054,000	263,189
*	Pacific Electric Wire & Cable Corp.	726,000	11,673
*	Pan Jit International, Inc.	285,745	160,239
	Pan-International Industrial Corp.	492,318	1,376,146
	Phihong Technology Co., Ltd.	438,450	296,621
	Phoenixtec Power Co., Ltd.	494,725	548,848
*	Picvue Electronics, Ltd.	181,900	3,345
	Pihsiang Machinery Mfg. Co., Ltd.	199,534	397,835
*	Potrans Electrical Corp.	228,000	30,738
	Premier Image Technology Corp.	686,583	1,437,225
*	Primax Electronics, Ltd.	525,186	236,790
	Prince Housing & Development Corp.	1,019,646	672,143
*	Procomp Informatics, Ltd.	21,675	0
*	Prodisc Technology, Inc.	1,665,199	199,022
*	Promise Technology, Inc.	154,223	117,394
*	Quintain Steel Co., Ltd.	613,000	121,641
	Radium Life Tech Corp.	326,187	536,265
	Ralec Electronic Corp.	68,717	58,142
*	Reward Wool Industry Corp.	314,000	76,220
*	Rexon Industrial Corp., Ltd.	176,000	45,844
	Richtek Technology Corp.	19,550	155,414
*	Ritek Corp.	3,668,000	1,078,224
	Ruentex Development Co., Ltd.	886,000	734,094
	Ruentex Industries, Ltd.	925,000	564,688
*	Sainfoin Technology Corp.	131,260	1,380
*	Sampo Corp.	1,297,124	324,154
	San Fang Chemical Industry Co., Ltd.	44,770	26,713
	Sanyang Industrial Co., Ltd.	963,000	642,332
	Sanyo Electric Co., Ltd.	406,000	313,370
	SDI Corp.	207,000	350,576
*	Senao International Co., Ltd.	276,133	198,178
	Sheng Yu Steel Co., Ltd.	387,980	352,609
	Shihlin Electric & Engineering Corp.	687,000	740,149
*	Shihlin Paper Corp.	254,000	354,237
	Shin Shin Co., Ltd.	49,000	34,448
	Shinkong Co., Ltd.	355,240	197,040
*	Shinkong Synthetic Fibers Co., Ltd.	1,722,000	465,652
	Shuttle, Inc.	290,152	147,247

33

		Shares	Value††

	Silicon Integrated Systems Corp.	1,533,137	$863,113
	Silitech Technology Corp.	45,000	199,052
	Sincere Navigation Corp.	505,669	647,577
*	Sinkang Industries Co., Ltd.	108,000	95,605
	Sinkong Spinning Co., Ltd.	333,125	335,586
	Sinon Corp.	452,000	127,420
*	Sintek Photronics Corp.	1,057,463	229,479
	Sinyi Realty, Inc.	204,360	531,716
	Sitronix Technology Corp.	62,313	174,316
	Siward Crystal Technology Co., Ltd.	140,691	86,892
*	Solelytex Enterprise Corp.	112,200	127,624
*	Solomon Technology Corp.	417,000	145,531
	South East Soda Manufacturing Co., Ltd.	263,000	128,058
	Southeast Cement Co., Ltd.	498,700	150,294
	SPI Electronic Co., Ltd.	167,750	236,398
	Spirox Corp.	235,422	199,053
	Springsoft, Inc.	181,274	248,599
	Standard Chemical & Pharmaceutical Co., Ltd.	206,490	112,795
	Standard Foods Taiwan, Ltd.	457,000	195,834
	Stark Technology, Inc.	251,100	135,270
	Sunonwealth Electric Machine Industry Co., Ltd.	288,481	175,166
	Sunrex Technology Corp.	337,239	352,113
	Systex Corp., Ltd.	874,348	286,443
	T JOIN Transportation Co.	604,000	303,531
	Ta Chen Stainless Pipe Co., Ltd.	338,830	371,278
	Ta Chong Bank, Ltd.	2,147,212	664,678
*	Ta Ya Electric Wire & Cable Co., Ltd.	616,986	262,643
	Ta Yih Industrial Co., Ltd.	119,000	85,645
	Tah Hsin Industrial Corp.	311,000	183,425
	Ta-I Technology Co., Ltd.	193,800	219,291
*	Taichung Commercial Bank	2,459,000	515,480
	Tainan Enterprises Co., Ltd.	108,352	157,575
*	Tainan Spinning Co., Ltd.	1,909,000	709,866
*	Taisun Enterprise Co., Ltd.	408,000	88,368
*	Taita Chemical Co., Ltd.	328,000	88,078
	Taiwan Acceptance Corp.	220,480	136,023
*	Taiwan Business Bank	4,715,205	1,498,455
	Taiwan Fire & Marine Insurance Co., Ltd.	513,602	313,390
*	Taiwan Flourescent Lamp Co., Ltd.	176,000	32,014
	Taiwan Fu Hsing Industrial Co., Ltd.	239,300	221,790
	Taiwan Green Point Enterprises Co., Ltd.	301,988	1,002,056
	Taiwan Hon Chuan Enterprise Co., Ltd.	186,259	148,580
	Taiwan Kai Yih Industrial Co., Ltd.	164,438	102,196
*	Taiwan Kolin Co., Ltd.	1,010,000	291,650
	Taiwan Life Insurance Co., Ltd	625,969	832,889
	Taiwan Line Tek Electronic Co., Ltd.	69,680	37,569
	Taiwan Mask Corp.	388,720	227,398
	Taiwan Navigation Co., Ltd.	489,777	344,532
	Taiwan Paiho Co., Ltd.	299,459	215,113
	Taiwan Polypropylene Co., Ltd.	372,615	325,966
*	Taiwan Pulp & Paper Corp.	506,000	156,190
	Taiwan Sakura Corp.	310,080	71,385
	Taiwan Secom Co., Ltd.	618,332	1,050,219
	Taiwan Sogo Shinkong Security Co., Ltd.	374,232	344,234

34

		Shares	Value††

*	Taiwan Styrene Monomer Corp.	775,680	$341,858
*	Taiwan Tea Corp.	1,241,714	322,491
	Taiyen Biotech Co., Ltd.	387,000	235,005
*	Teapo Electronic Corp.	450,000	108,530
	Teco Electric & Machinery Co., Ltd.	2,204,000	1,022,409
	Tecom, Ltd.	417,114	180,780
	Test-Rite International Co., Ltd.	561,332	300,392
	Tex-Ray Industrial Co., Ltd.	188,000	82,917
	The Ambassador Hotel	358,000	367,012
*	The Chinese Bank	1,694,000	197,549
	The First Insurance Co., Ltd.	341,600	157,262
	Thinking Electronic Industrial Co., Ltd.	169,000	136,054
	Thye Ming Industrial Co., Ltd.	163,000	131,472
	Ton Yi Industrial Corp.	1,917,280	693,300
	Tong Yang Industry Co., Ltd.	543,558	441,117
	Transcend Information, Inc.	413,997	1,063,121
	Tsann Kuen Enterprise Co., Ltd.	276,340	236,781
	TSRC Corp.	654,975	447,235
*	Tung Ho Spinning, Weaving & Dyeing Co., Ltd.	240,000	43,051
	Tung Ho Steel Enterprise Corp.	935,683	855,677
*	Twinhead International Corp.	296,504	37,250
*	TYC Brother Industrial Co., Ltd.	265,036	199,168
*	Tycoons Group Enterprise Co., Ltd.	719,000	130,892
	Tyntek Corp.	263,193	197,186
	Tze Shin International Co., Ltd.	282,000	130,867
*	Ulead Systems, Inc.	79,000	73,284
*	Union Bank of Taiwan	2,503,488	706,141
*	Union Insurance Co., Ltd.	936,147	181,009
	Unitech Electronics Co., Ltd.	300,199	124,266
	Unitech Printed Circuit Board Corp.	401,650	189,018
	United Integration Service Co., Ltd.	296,439	216,329
	Unity Opto Technology Co., Ltd.	176,040	142,049
*	Universal Cement Corp.	621,956	259,020
*	Universal Microelectronics Co., Ltd.	158,000	80,409
	Universal Scientific Industrial Co., Ltd.	903,119	509,151
	Universal, Inc.	123,000	44,715
	UPC Technology Corp.	935,915	416,317
	USI Corp.	936,000	272,510
*	U-TECH Media Corp.	317,000	85,223
*	Ve Wong Corp.	311,000	129,375
*	Visual Photonics Epitacy Co., Ltd.	120,000	191,208
	Walsin Technology Corp., Ltd.	653,682	614,797
	Wan Hwa Enterprise Co., Ltd.	410,830	229,599
	Waterland Financial Holdings	2,734,000	842,517
*	Wei Chih Steel Industrial Co., Ltd.	433,000	83,124
*	Wei Chuan Food Corp.	518,000	301,878
	Weltrend Semiconductor, Inc.	230,529	104,583
	Wintek Corp.	66,403	67,008
	Wistron NeWeb Corp.	140,892	418,449
	WPG Holdings Co., Ltd.	368,841	217,174
	Wus Printed Circuit Co., Ltd.	772,205	286,309
	Ya Hsin Industrial Co., Ltd.	1,032,578	834,000
*	Yageo Corp.	2,828,000	1,227,127
*	Yeung Cyang Industrial Co., Ltd.	203,813	255,531

35

		Shares	Value††

*	Yi Jinn Industrial Co., Ltd.	262,000	$29,423
	Yieh Phui Enterprise Co., Ltd.	1,456,675	654,277
	Yosun Industrial Corp.	295,208	207,471
	Yuen Foong Yu Paper Manufacturing Co., Ltd.	2,134,008	900,363
	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	174,672	302,172
	Yung Shin Pharmaceutical Industrial Co., Ltd.	382,300	327,797
	Yung Tay Engineering Co., Ltd.	677,000	395,253
	Zig Sheng Industrial Co., Ltd.	574,378	136,593
	Zinwell Corp.	249,479	326,746
	Zippy Technology Corp.	188,700	199,646
	Zyxel Communication Corp.	482,657	603,824
TOTAL COMMON STOCKS			112,834,787

RIGHTS/WARRANTS — (0.0%)
*	Pan Jit International, Inc. Rights 01/01/07	22,713	1,510
*	Taiwan Business Bank Rights 12/22/06	876,513	17,617
TOTAL RIGHTS/WARRANTS			19,127

TOTAL — TAIWAN			112,853,914

THAILAND — (3.7%)
COMMON STOCKS — (3.7%)
	A.J. Plast Public Co., Ltd. (Foreign)	619,600	57,308
*	Adkinson Securities Public Co., Ltd. (Foreign)	761,450	163,342
*	Advance Agro Public Co., Ltd. (Foreign)	809,000	850,808
	Aeon Thana Sinsap (Thailand) Public Co., Ltd. (Foreign)	142,500	186,586
#	Amata Corp. Public Co., Ltd. (Foreign)	2,369,800	937,489
	Asia Plus Securities Public Co., Ltd. (Foreign)	5,068,950	595,932
	Asian Property Development Public Co., Ltd. (Foreign)	4,535,100	611,503
	Bangkok Aviation Fuel Services Public Co., Ltd. (Foreign)	559,598	174,606
	Bangkok Expressway Public Co., Ltd. (Foreign)	1,170,400	808,634
	Bangkok First Investment & Trust Public Co., Ltd. (Foreign)	702,200	180,954
	Bangkok Insurance Public Co., Ltd. (Foreign)	84,734	524,055
*	Bangkok Land Public Co., Ltd. (Foreign)	14,748,970	419,110
*	Bangkok Rubber Public Co., Ltd. (Foreign)	14,600	1,009
	Big C Supercenter Public Co., Ltd. (Foreign)	87,000	111,492
	Bumrungrad Hospital Public Co., Ltd. (Foreign)	1,043,800	1,061,393
	Cal-Comp Electronics (Thailand) Public Co., Ltd. (Foreign)	6,854,500	832,584
	Capital Nomura Securities Public Co., Ltd. (Foreign)	46,000	55,105
*	Central Paper Industry Public Co., Ltd. (Foreign)	20	1,170
	Central Plaza Hotel Public Co., Ltd. (Foreign)	592,500	114,720
#	Ch. Karnchang Public Co., Ltd. (Foreign)	2,746,200	849,222
	Charoong Thai Wire & Cable Public Co., Ltd. (Foreign)	672,400	171,402
*	Compass East Industry (Thailand) Public Co., Ltd. (Foreign)	122,000	6,798
	Dynasty Ceramic Public Co., Ltd. (Foreign)	882,400	363,826
	Eastern Water Resources Development & Management Public Co., Ltd. (Foreign)	1,759,400	274,485
	Erawan Group Public Co., Ltd. (Foreign)	3,710,340	461,015
	Fancy Wood Industries Public Co., Ltd. (Foreign)	260,800	16,711
	Finansa Public Co., Ltd. (Foreign)	230,000	89,706
	GFPT Public Co., Ltd. (Foreign)	240,100	86,956
	GMM Grammy Public Co., Ltd. (Foreign)	928,000	213,289
*	Golden Land Property Development Public Co., Ltd. (Foreign)	485,616	96,731

36

		Shares	Value††

	Hana Microelectronics Public Co., Ltd. (Foreign)	1,129,796	$857,694
	Hermraj Land & Development Public Co., Ltd. (Foreign)	10,034,500	299,120
	Home Product Center Public Co., Ltd. (Foreign)	3,003,570	481,140
	ICC International Public Co., Ltd. (Foreign)	204,600	241,536
*	International Engineering Public Co., Ltd. (Foreign)	2,144,500	90,213
*	ITV Public Co., Ltd. (Foreign)	2,785,600	176,937
*	Jasmine International Public Co., Ltd. (Foreign)	22,596,400	308,462
	Kang Yong Electric Public Co., Ltd. (Foreign)	7,200	11,534
*	KCE Electronics Public Co., Ltd. (Foreign)	497,500	56,548
*	Keppel Thai Properties Public Co., Ltd. (Foreign)	8,360	745
*	KGI Securities One Public Co., Ltd. (Foreign)	6,065,846	365,015
	Kiatnakin Finance Public Co., Ltd. (Foreign)	834,300	697,284
#	Kim Eng Securities Thailand Public Co., Ltd. (Foreign)	762,500	509,820
	Krungthai Card Public Co., Ltd. (Foreign)	576,700	457,890
*	Laguna Resorts & Hotels Public Co., Ltd. (Foreign)	32,200	75,353
	Lalin Property Public Co., Ltd. (Foreign)	1,650,500	205,077
	Lanna Resources Public Co., Ltd. (Foreign)	833,500	292,578
*	Loxley Public Co., Ltd. (Foreign)	5,615,220	337,899
	LPN Development Public Co., Ltd. (Foreign)	415,250	65,940
* #	Magnecomp Precision Technology (Foreign)	5,561,898	353,284
#	Major Cineplex Group Public Co., Ltd. (Foreign)	1,640,700	763,329
	MBK Development Public Co., Ltd. (Foreign)	330,900	511,630
*	Media of Medias Public Co., Ltd. (Foreign)	9,100	1,610
	MFC Asset Management Public Co., Ltd. (Foreign)	5,000	2,472
*	Mida Assets Public Co., Ltd. (Foreign)	1,596,100	77,370
*	Millennium Steel Public Co., Ltd. (Foreign)	7,656,100	245,285
	Minor Corp. Public Co., Ltd. (Foreign)	350,180	96,581
	MK Real Estate Development Public Co., Ltd. (Foreign)	1,960,260	155,095
	M-Link Asia Corp. Public Co., Ltd. (Foreign)	747,700	43,327
	Muramoto Electronic (Thailand) Public Co., Ltd. (Foreign)	17,000	90,932
*	Nakornthai Strip Mill Public Co., Ltd. (Foreign)	38,602,000	419,412
*	Nation Multimedia Group Public Co., Ltd. (Foreign)	146,259	36,060
*	Natural Park Public Co., Ltd. (Foreign)	15,005,100	175,572
	Noble Development Public Co., Ltd. (Foreign)	848,600	131,209
*	Pacific Assets Public Co., Ltd. (Foreign)	141,000	27,693
	Padaeng Industry Public Co., Ltd. (Foreign)	73,800	92,520
	Patum Rice Mill & Granary Public Co., Ltd. (Foreign)	5,500	4,003
	Phatra Insurance Public Co., Ltd. (Foreign)	10,000	40,396
*	Picnic Gas & Engineering Public Co., Ltd. (Foreign)	4,305,800	43,184
*	Polyplex PCL (Foreign)	230,000	23,580
	Power Line Engineering Public Co., Ltd. (Foreign)	1,369,100	308,949
*	Pranda Jewelry Public Co., Ltd. (Foreign)	118,000	21,861
*	Property Perfect Public Co., Ltd. (Foreign)	2,485,300	252,027
	Quality Houses Public Co., Ltd. (Foreign)	17,899,800	658,246
	Regional Container Lines Public Co., Ltd. (Foreign)	1,185,300	739,677
*	Robinson Department Store Public Co., Ltd. (Foreign)	1,714,025	539,587
	Rojana Industrial Park Public Co., Ltd. (Foreign)	875,200	343,789
	Saha Pathana Inter-Holding Public Co., Ltd. (Foreign)	350,000	209,639
	Saha-Union Public Co., Ltd. (Foreign)	547,600	389,018
*	Sahaviriya Steel Industries Public Co., Ltd. (Foreign)	16,966,500	567,204
	Samart Corporation Public Co., Ltd. (Foreign)	2,154,900	576,321
	Samart I-Mobile Public Co., Ltd. (Foreign)	774,000	377,351
	Sammakorn Public Co., Ltd. (Foreign)	75,000	6,603
	Sansiri Public Co., Ltd. (Foreign)	2,901,166	324,911

37

		Shares	Value††

	Seamico Securities Public Co., Ltd. (Foreign)	1,759,022	$225,421
	Serm Suk Public Co., Ltd. (Foreign)	10,000	5,600
* #	Shinawatra Satellite Public Co., Ltd. (Foreign)	2,372,000	574,910
	Siam Industrial Credit Public Co., Ltd. (Foreign)	1,398,162	198,652
	Siam Makro Public Co., Ltd. (Foreign)	512,100	1,255,462
#	Sino-Thai Engineering & Construction Public Co., Ltd. (Foreign)	1,910,700	316,720
	Sri Trang Agro Industry Public Co., Ltd. (Foreign)	328,998	132,901
	Srithai Superware Public Co., Ltd. (Foreign)	267,200	71,462
*	STP & I Public Co., Ltd. (Foreign)	138,700	17,234
*	Sun Tech Group Public Co., Ltd. (Foreign)	3,536	2,122
	Supalai Public Co., Ltd. (Foreign)	1,689,733	192,063
	SVI Public Co., Ltd. (Foreign)	244,866	88,000
*	SVOA Public Co., Ltd. (Foreign)	1,007,100	52,747
*	Syntec Construction Public Co., Ltd. (Foreign)	2,620,000	83,209
*	Tanayong Public Co., Ltd. (Foreign)	378,521	7,271
	Thai Carbon Black Public Co., Ltd. (Foreign)	87,900	46,772
	Thai Plastic & Chemicals Public Co., Ltd. (Foreign)	1,857,400	879,671
	Thai Reinsurance Public Co., Ltd. (Foreign)	1,484,700	215,084
	Thai Rung Union Car Public Co., Ltd. (Foreign)	759,600	88,456
	Thai Stanley Electric (Thailand) Public Co., Ltd. (Foreign)	153,600	727,455
	Thai Vegetable Oil Public Co., Ltd. (Foreign)	482,600	117,642
	Thai Wacoal Public Co., Ltd. (Foreign)	78,000	72,252
*	Thai-German Ceramic Industry Public Co., Ltd. (Foreign)	2,229,600	125,471
	Thanachart Capital PCL, Ltd. (Foreign)	1,530,800	733,522
	Thoresen Thai Agencies Public Co., Ltd. (Foreign)	449,600	353,843
	Ticon Industrial Connection Public Co., Ltd. (Foreign)	971,600	549,477
	Tipco Asphalt Public Co., Ltd. (Foreign)	352,190	274,727
	TIPCO Foods (Thailand) Public Co., Ltd. (Foreign)	282,382	65,295
	TISCO Finance Public Co., Ltd. (Foreign)	745,900	550,671
	TPI Polene Public Co., Ltd. (Foreign)	1,191,800	468,154
*	TT&T Public Co., Ltd. (Foreign)	7,453,700	290,714
*	Tuntex (Thailand) Public Co., Ltd. (Foreign)	126,728	6,779
	Tycoons Worldwide Group Public Co., Ltd. (Foreign)	804,700	161,411
*	Union Mosaic Industry Public Co., Ltd. (Foreign)	1,081,900	42,498
	United Palm Oil Industry Public Co., Ltd. (Foreign)	21,000	25,449
*	Univentures PCL (Foreign)	1,801,100	126,446
	Vanachai Group Public Co., Ltd. (Foreign)	2,859,066	422,149
	Vibhavadi Medical Center Public Co., Ltd. (Foreign)	1,247,400	121,630
	Vinythai Public Co., Ltd. (Foreign)	2,273,034	547,757
TOTAL COMMON STOCKS			34,735,552

RIGHTS/WARRANTS — (0.0%)
*	Bangkok Land Public Co., Ltd. (Foreign) Warrants 2006	217,330	0
*	Cal-Comp Electronics (Thailand) Public Co., Ltd. (Foreign) Warrants 04/18/09	1,099,600	28,489
*	Erawan Group Public Co., Ltd. (Foreign) Warrants 12/17/07	671,859	26,204
TOTAL RIGHTS/WARRANTS			54,693

TOTAL — THAILAND			34,790,245

38

		Shares	Value††

TURKEY — (4.0%)
COMMON STOCKS — (4.0%)
	Acibadem Saglik Hizmetleri ve Ticares A.S.	16,054	$176,722
	Adana Cimento Sanayi Ticaret A.S.	745,860	541,067
	Adel Kalemcilik Ticaret Ve Sanayi A.S.	6,000	28,221
	Afyon Cimento Sanayii Ticaret A.S.	155	119,337
*	Ak-Al Tekstil A.S.	3,056	8,996
	Akcansa Cimento Sanayi ve Ticaret A.S.	324,378	1,711,095
*	Akenerji Elektrik Uretim A.S.	80,193	220,144
*	Aksa Akrilik Kimya Sanayii A.S.	192,894	478,767
	Aksigorta A.S.	583,604	2,141,160
*	Aksu Iplik Dokuma ve Boya Apre Fabrikalari A.S.	40,391	59,488
*	Aktas Elektrik Ticaret A.S.	370	38,177
	Alarko Carrier Sanayii ve Ticaret A.S.	14,579	157,131
	Alarko Holding A.S.	290,609	720,361
*	Alcatel Telekomunikasyon Endustri ve Ticaret A.S.	24,197	69,312
	Alkim Alkali Kimya A.S.	37,197	120,008
*	Alkim Kagitt A.S.	25,977	17,314
*	Alternatifbank A.S.	98,944	177,737
*	Altinyildiz mensucat ve Konfeksiyon Fabrikalari A.S.	72,764	150,951
	Anadolu Anonim Turk Sigorta Sirketi A.S.	245,997	391,079
	Anadolu Cam Sanayii A.S.	277,157	950,523
	Anadolu Hayat Sigorta A.S.	207,466	695,339
	Anadolu Isuzu Otomotiv Sanayi ve Ticaret A.S.	21,048	188,118
*	Ayen Enerji A.S.	161,469	239,127
*	Aygaz A.S.	342,010	835,849
	Bagfas Bandirma Gubre Fabrikalari A.S.	5,146	97,922
*	Banvit Bandirma Vitaminli Yem Sanayii Ticaret A.S.	147,698	175,102
	Bati Anabolu Cimento A.S.	110,525	591,259
	Bati Soeke Cimento Sanayi A.S.	66,081	146,716
*	Beko Elektronik A.S.	234,899	304,248
*	Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.	9,930	16,800
	Bolu Cimento Sanayii A.S.	223,471	416,788
	Borusan Mannesmann Boru Sanayi ve Ticaret A.S.	36,993	327,338
*	Bosch Fren Sistemleri Sanayi ve Ticaret A.S.	1,664	188,425
	Bossa Ticaret ve Sanayi Isletmeleri Ticaret A.S.	205,147	274,786
*	Boyner Buyuk Magazacilik A.S.	189,233	260,656
	Brisa Bridgestone Sabanci Lastik San ve Ticaret A.S.	5,857	331,760
	BSH ev Aletleri Sanayi ve Ticaret A.S.	4,500	97,171
	Bursa Cimento Fabrikasi A.S.	115,360	862,090
	Celebi Hava Servisi A.S.	28,354	513,846
*	Cemtas Celik Makina Sanayi ve Ticaret A.S.	47,893	82,910
	Cimsa Cimento Sanayi ve Ticaret A.S.	259,130	1,544,802
*	Demisas Dokum Mamulleri Sanayi A.S.	22,067	19,692
*	Dentas Ambalaj ve Kagit Sanayi A.S.	34,430	57,998
	Deva Holding A.S.	114,830	768,059
*	Dogan Burda Rizzoli Dergi Yacincilik ve Pazarlame A.S.	15,000	34,636
*	Dogan Gazetecilik A.S.	105,300	170,955
	Doktas Dokumculuk Ticaret ve Sanayi A.S.	84,607	261,112
*	Dyo Boya Fabrikalari Sanayi ve Ticaret A.S.	143,194	78,548
*	Eczacibasi Ilac Sanayi ve Ticaret A.S.	294,407	982,000
*	Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.	116,012	257,418
*	Edip Iplik Sanayi ve Ticaret A.S.	13,000	42,274
*	Ege Endustri Ve Ticaret A.S.	3,837	39,629
*	Ege Plstik Ticaret ve Sanayi A.S.	14,342	7,582
*	EGE Seramik Sanayi ve Ticaret A.S.	69,443	166,271
	Federal - Mogul Izmit Piston ve Pim Uretim Tesisleri A.S.	229	173,286

39

		Shares	Value††

*	Fortis Bank A.S.	454,700	$1,416,064
*	Gentas Clenel Metal Sanayi ve Ticaret A.S.	77,244	86,755
*	Global Yatirim Holding A.S.	148,423	136,413
*	Goldas Kuyumculuk Sanayi A.S.	88,799	63,304
	Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	7,128	300,267
*	Goodyear Lastikleri T.A.S.	14,659	223,120
*	GSD Holding A.S.	233,545	199,387
*	Gubre Fabrikalari Ticaret A.S.	8,436	20,283
	Gunes Sigorta A.S.	89,830	158,956
*	Hektas Ticaret T.A.S.	87,282	59,999
	Hurriyet Gazetecilik ve Matbaacilik A.S.	184,673	508,540
*	Ihlas Holding A.S.	1,237,042	415,193
*	Isiklar Ambalaj A.S.	105,398	70,699
*	Izmir Demir Celik Sanayii A.S.	57,269	246,890
	Izocam Ticaret Ve Sanayi A.S.	8,080	90,953
*	Kardemir Karabuk Demir Sanayi ve Ticaret A.S.	220,979	159,224
*	Karsu Tekstil Sanayii ve Ticaret A.S.	17,040	11,832
	Karton Sanayi ve Ticaret A.S.	1,698	182,890
*	Kav Danismanlik Pazarlama ve Ticaret A.S.	15,564	26,717
*	Kerevitas Gida Sanayii ve Ticaret A.S.	2,532	13,475
*	Klimasan Klima Sanayi ve Ticaret A.S.	6,457	37,623
	Konya Cimento Sanayii A.S.	5,645	285,979
	Kordsa Endustriyel Iplik Kord Bezi Sanayi ve Ticaret A.S.	146,305	377,469
*	Kutahya Porselen Sanayii A.S.	4,782	81,992
	Mardin Cimento Sanayii ve Ticaret A.S.	134,641	679,048
*	Marmari Marti Otel Isletmeleri A.S.	81,975	87,246
	Marshall Boya ve Vernik Sanayii A.S.	6,470	108,770
*	Medya Holdings A.S.	15,849	0
*	Menderes Tekstil Sanayi ve Ticaret A.S.	333,910	126,014
*	Merko Gida Sanayi ve Ticaret A.S.	10,580	5,672
*	Migros Turk A.S.	138,559	1,444,843
*	Milpa Ticari ve Sinai Urunler Pazarlama Sanayi ve Ticaret A.S.	47,670	73,361
*	Mudurnu Tavukculuk A.S.	1,740	539
	Multu Aku ve Malzemeleri Sanayi A.S.	76,677	74,548
*	Nergis Holding A.S.	1,784	4,541
*	Net Holding A.S.	355,412	151,130
*	Net Turizm Ticaret ve Sanayi A.S.	65,395	56,623
	Nortel Networks Netas Telekomuenikasyon A.S.	8,756	191,904
	Olmuksa International Paper Sabanci Ambalaj Sanayi ve Ticaret A.S.	20,976	56,234
	Otobus Karoseri Sanayi A.S.	44,321	524,138
*	Parsan Makina Parcalari Sanayii A.S.	80,706	110,850
*	Pimas Plastik Insaat Malzemeleri A.S.	17,000	36,700
	Pinar Entegre et ve Un Sanayii A.S.	79,952	145,652
	Pinar Sut Mamulleri Sanayii A.S.	35,215	108,577
*	Raks Elektronik Sanayi ve Ticaret A.S.	2,730	1,484
*	Sanko Pazarlama Ithalat Ihracat A.S.	48,903	110,100
	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.	109,462	331,786
*	Sasa Dupont Sabanci Polyester Sanayi A.S.	373,182	215,029
*	Sonmez Filament Sentetik Iplik ve Elyaf Sanayi A.S.	6,570	5,966
*	Tat Konserve Sanayii A.S.	93,513	163,568
*	Tekstil Bankasi A.S.	359,314	416,073
	Tire Kutsan Oluklu Mukavva Kutu ve Kagit Sanayii A.S.	39,939	75,045
	Tofas Turk Otomobil Fabrikasi A.S.	325,649	1,117,541

40

		Shares	Value††

	Trakya Cam Sanayii A.S.	390,577	$953,226
	Turk Demir Dokum Fabrikalari A.S.	60,749	438,207
	Turk Ekonomi Bankasi A.S.	57,732	640,394
*	Turk Prysmian Kablo ve Sistemleri A.S.	46,921	124,028
*	Turk Sise ve Cam Fabrikalari A.S.	393,110	1,414,510
	Ulker Gida Sanayi ve Ticaret A.S.	274,684	716,582
	USAS Ucak Servisi A.S.	71,628	229,288
*	Uzel Makina Sanayii A.S.	156,941	363,658
*	Vakif Finansal Kiralama A.S.	8,288	11,226
*	Vestel Elektronik Sanayi ve Ticaret A.S.	302,726	759,785
*	Yapi Kredi Finansal Kiralama A.S.	93,554	231,138
*	Yapi Kredi Sigorta A.S.	95,813	365,382
*	Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.	18,134	25,396
	Yunsa Yunlu Sanayi ve Ticaret A.S.	10,027	15,445
*	Zorlu Enerji Elektrik Uretim A.S.	107,376	306,069

TOTAL — TURKEY			37,719,442

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (4.9%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $40,137,928 FHLMC 6.000%, 06/15/32 & 6.2529%(r), 09/01/36 & FNMA 6.000%, 10/01/26, valued at $41,304,738) to be repurchased at $40,500,741	$40,495	40,494,768
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $8,640,000 FNMA 5.500%, 11/01/34, valued at $5,827,210) to be repurchased at $5,712,318	5,711	5,711,476
TOTAL TEMPORARY CASH INVESTMENTS		46,206,244

TOTAL INVESTMENTS - (100.0%)
(Cost $674,183,684)		$949,327,177

See accompanying Notes to Financial Statements.

41

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
	Acindar Industria Argentina de Aceros SA Series B	659,405	$1,003,568
*	Alpargatas SAIC	6,363	9,826
*	Banco Suquia SA	327,868	51,782
	BBVA Banco Frances SA	130,508	387,671
*	Capex SA Series A	131,575	428,203
*	Celulosa Argentina SA Series B	14,412	9,979
*	Central Puerto SA Series B	125,000	94,123
	Cresud SA Comercial Industrial Financiera y Agropecuaria	461,252	787,350
	DYCASA SA (Dragados y Construcciones Argentina) Series B	55,000	70,194
*	Endesa Costanera SA Series B	261,000	238,167
*	IRSA Inversiones y Representaciones SA	1,186,421	1,854,859
*	Juan Minetti SA	769,693	722,006
	Ledesma S.A.A.I.	885,405	536,749
*	Metrogas SA Series B	176,000	62,894
*	Molinos Rio de la Plata SA Series B	502,274	554,489
*	Polledo SA Industrial y Constructora y Financiera	50,000	6,940
	Siderar S.A.I.C. Series A	494,314	3,698,468
	Solvay Indupa S.A.I.C.	1,229,322	1,357,119
	Tenaris SA	140,000	3,184,884
*	Transportadora de Gas del Sur SA Series B	364,679	422,370

TOTAL — ARGENTINA			15,481,641

BRAZIL — (8.1%)
COMMON STOCKS — (1.3%)
	Arcelor Brasil SA	1,751,487	32,360,037
*	Avipal SA Avicultura e Agropecua	12,500,000	46,709
	Brasil Telecom Participacoes SA	51,256,779	781,281
	Companhia Siderurgica Nacional SA	931,400	27,834,448
*	Embratel Participacoes SA	50,000,000	162,587
	Eternit SA	395,200	1,936,754
*	Tele Norte Celular Participacoes SA	50,064,513	20,581
	Tele Norte Leste Participacoes SA	51,468	1,645,074
	Telemig Celular Participacoes SA	52,346,436	217,848
	Tim Participacoes SA	98,247,830	512,795
*	Tim Participacoes SA Issue 06	301,411	1,573
*	Vivo Participacoes SA	56,706	390,263
TOTAL COMMON STOCKS			65,909,950

PREFERRED STOCKS — (6.8%)
	Acesita SA	413,076	9,537,953
	Bradespar SA	5,702	239,668
	Brasil Telecom Participacoes SA	1,984,088	14,938
	Braskem SA Preferred A	1,479,200	10,781,421

1

		Shares	Value††
	Braskem SA Special Preferred A Sponsored ADR	153,100	$2,224,543
	Centrais Electricas de Santa Catarina SA	259,400	3,989,848
	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	146,540,000	4,567,445
	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	10,400	322,608
	Companhia Brasileira de Petroleo Ipiranga SA	846,200	7,265,985
	Companhia de Tecidos Norte de Minas	24,107,500	2,561,074
	Confab Industrial SA	1,926,000	4,127,778
	Distribuidora de Produtos de Petroleo Ipiranga SA	16,000	181,062
	Duratex SA	805,100	10,840,030
	Embratel Participacoes SA	1,389,166	4,517
	Forjas Taurus SA	526,500	890,065
	Gerdau SA	1,222,542	19,255,742
	Globex Utilidades SA	34,076	279,376
	Industrias Romi SA	9,200	531,178
*	Inepar Industria e Construcoes SA	7,896	46,136
	Investimentos Itau SA	5,388,166	25,012,041
	Klabin SA	6,889,000	16,546,328
	Magnesita SA Series A	140,483,000	1,060,274
	Mahle-Metal Leve SA Industria e Comercio	4,000	71,834
	Marcopolo SA	1,313,400	3,172,786
	Metalurgica Gerdau SA	2,172,300	41,790,437
*	Plascar Participacoes Industriais SA	11,011,692	320,483
	Refinaria de Petroleo Ipiranga SA	12,600	218,361
	Sadia SA	3,082,282	9,809,202
*	Sadia SA ADR	140,600	4,466,862
	Santista Textil SA	29,600	221,487
	Sao Paulo Alpargatas SA	37,800	1,946,744
	Suzano Papel e Celullose SA	1,940,639	18,527,948
	Suzano Petroquimica SA	817,923	1,499,840
	Tele Norte Celular Participacoes SA	1,390,958	251
	Tele Norte Leste Participacoes SA	7,538	111,416
	Telemar Norte Leste SA	631,500	14,292,610
	Telemig Celular Participacoes SA	1,437,809	2,643
	Tim Participacoes SA	954,627,105	3,227,654
	Ultrapar Participacoes SA	26,800	605,940
	Ultrapar Participacoes SA Sponsored ADR	22,000	500,500
	Uniao des Industrias Petroquimicas SA Series B	3,885,299	3,140,542
	Unibanco-Uniao de Bancos Brasileiros SA ADR	201,400	17,052,538
	Unibanco-Uniao de Bancos Brasileiros Units SA	271,000	2,299,432
	Usinas Siderurgicas de Minas Gerais SA Series A	2,060,025	69,603,154
	Vale do Rio Doce Series B	239,144	0
*	Vivo Participacoes SA	890	3,412
	Votorantim Celulose e Papel SA	629,975	12,628,598
	Votorantim Celulose e Papel SA ADR	1,087,500	21,641,250
*	Whirlpool SA	527,534	542,154
TOTAL PREFERRED STOCKS			347,978,088

TOTAL — BRAZIL			413,888,038

CHILE — (2.7%)
COMMON STOCKS — (2.7%)
	Banco de Credito e Inversiones SA Series A	54,733	1,539,577
	Banmedica SA	347,000	343,940
	CAP SA (Compania de Aceros del Pacifico)	199,310	2,604,307
	Cementos Bio-Bio SA	484,460	1,324,979

2

		Shares	Value††
	Compania Cervecerias Unidas SA	143,000	$837,100
	Compania de Consumidores de Gas Santiago SA	124,667	781,908
	Compania de Telecomunicaciones de Chile SA Series A	2,486,405	5,032,353
	Compania de Telecomunicaciones de Chile SA Series B	372,166	671,971
	Compania SudAmericana de Vapores SA	4,626,157	6,408,830
	Compania Telecomunicaciones de Chile SA Sponsored ADR	586,900	4,683,462
	Corpbanca SA	641,394,320	3,476,683
	Cristalerias de Chile SA	187,711	1,890,845
	CTI SA (Cia Tecno Industrial)	4,900,000	176,946
	Distribucion y Servicio D&S SA ADR	11,500	228,965
	Empresa Nacional de Electricidad SA	2,694,503	3,134,155
	Empresa Nacional de Telecomunicaciones SA	116,880	1,266,209
	Empresas CMPC SA	566,845	19,446,075
	Empresas Copec SA	947,488	10,714,727
	Empresas Iansa SA	24,217,871	4,015,983
	Enersis SA	31,903,095	9,731,914
	Enersis SA ADR	2,830,955	43,058,826
	Industrias Forestales SA	2,972,676	779,681
*	Inversiones Frimetal SA	4,900,000	0
*	Madeco Manufacturera de Cobre SA ADR	120,700	1,321,665
*	Madeco SA	33,164,233	3,687,366
	Masisa SA	3,620,083	708,605
	Minera Valparaiso SA	7,500	179,607
	Parque Arauco SA	1,566,781	1,146,104
	Sociedad Quimica y Minera de Chile SA Series A	43,364	389,423
	Sociedad Quimica y Minera de Chile SA Series B	481,533	6,516,231
	Soquimic Comercial SA	150,000	55,307
	Vina de Concha y Toro SA	350,000	535,494
*	Vina San Pedro SA	13,979,895	122,489
	Watt’s SA	163,489	99,433
TOTAL COMMON STOCKS			136,911,160

RIGHTS/WARRANTS — (0.0%)
*	Parque Arauco SA Rights 12/27/06	472,077	31,295

TOTAL — CHILE			136,942,455

CZECH REPUBLIC — (2.8%)
COMMON STOCKS — (2.8%)
	CEZ A.S.	2,744,208	122,023,038
	Telefonica 02 Czech Republic A.S.	937,593	21,065,211
*	Unipetrol A.S.	21,026	223,225

TOTAL — CZECH REPUBLIC			143,311,474

HUNGARY — (2.9%)
COMMON STOCKS — (2.9%)
	BorsodChem NYRT	655,406	10,052,058
*	Danubius Hotel & Spa NYRT	138,417	4,466,613
	Egis Nyrt.	115,885	15,546,427
*	Fotex NYRT	971,495	2,981,892
*	Linamar Hungary Autoipari es G	100,770	1,362,022
	MOL Hungarian Oil & Gas NYRT	927,139	104,189,132
*	Pannonplast RT	110,028	2,029,311

3

		Shares	Value††
*	RABA Automotive Holding P.L.C.	255,327	$1,265,861
*	Synergon Information Systems	134,656	785,414
	Tiszai Vegyi Kombinat RT	254,042	6,972,623
	Zwack Unicum RT	387	23,562

TOTAL — HUNGARY			149,674,915

INDIA — (11.5%)
COMMON STOCKS — (11.5%)
	Aarti Industries, Ltd.	177,514	118,614
	Adani Enterprises, Ltd.	1,287,587	6,162,275
	Aditya Birla Nuvo, Ltd.	134,650	3,492,063
	Adlabs Films, Ltd.	86,755	813,231
	Aftek, Ltd.	564,418	666,981
*	Agro Tech Foods, Ltd.	136,705	269,580
	Alembic, Ltd.	512,950	677,314
	Alok Industries, Ltd.	736,832	1,152,127
	Amtek Auto, Ltd.	136,704	1,090,226
	Apollo Hospitals Enterprise, Ltd.	50,000	501,454
	Apollo Tyres, Ltd.	175,197	1,419,008
*	Aptech, Ltd.	20,996	66,589
	Arvind Mills, Ltd.	1,185,419	1,393,503
	Ashok Leyland, Ltd.	5,581,530	5,295,651
	Aurobindo Pharma, Ltd.	215,126	2,976,198
	Avaya Globalconnect, Ltd.	13,721	70,939
	Aztecsoft, Ltd.	34,941	127,884
	Bajaj Auto Finance, Ltd.	37,588	295,538
	Bajaj Auto, Ltd.	66,284	3,913,210
	Balaji Telefilms, Ltd.	25,796	81,693
	Ballarpur Industries, Ltd.	886,062	2,243,996
	Balmer Lawrie & Co., Ltd.	39,215	361,381
	Balrampur Chini Mills, Ltd.	51,743	94,950
	Bank of Rajasthan, Ltd.	351,617	299,906
	BASF India, Ltd.	99,750	512,675
*	Bata India, Ltd.	98,732	428,195
	Bharati Shipyard, Ltd.	7,200	50,617
	Biocon, Ltd.	114,896	951,666
	BOC India, Ltd.	241,619	969,278
	Bombay Dyeing & Manufacturing Co., Ltd.	56,026	970,221
*	Ceat, Ltd.	136,470	386,987
	Century Enka, Ltd.	133,495	430,474
	Century Textiles & Industries, Ltd.	277,738	4,001,959
	Chambal Fertilizers & Chemicals, Ltd.	2,270,380	1,807,821
	Cholamandalam DBS Finance, Ltd.	347	1,145
	City Union Bank, Ltd.	56,313	214,381
	Clariant Chemicals (India), Ltd.	2,398	16,653
	CMC, Ltd.	3,267	47,582
	Coromandel Fertilisers, Ltd.	136,536	241,590
	Cranes Software International, Ltd.	89,000	207,794
	Cummins India, Ltd.	50,000	306,321
	Deepak Fertilizers & Petrochemicals Corp., Ltd.	386,267	665,889
	D-Link (India), Ltd.	100,109	191,060
	Dr. Reddy’s Laboratories, Ltd.	617,398	10,329,707
	E.I.D. - Parry (India), Ltd.	357,212	1,112,883
	Eicher Motors, Ltd.	12,456	105,292

4

		Shares	Value††
	EIH, Ltd.	788,020	$1,834,926
	Elder Pharmaceuticals, Ltd.	71,415	552,007
	Electrosteel Casings, Ltd.	43,769	395,236
	Elgi Equipments, Ltd.	174,405	206,724
*	Escorts, Ltd.	275,294	722,264
*	Essar Steel, Ltd.	1,746,855	1,371,782
	Essel Propack, Ltd.	442,637	789,214
	Eveready Industries (India), Ltd.	351,390	512,204
	Everest Industries, Ltd.	23,275	62,095
	Exide Industries, Ltd.	1,078,610	956,746
	FDC, Ltd.	85,911	72,312
	Federal Bank, Ltd.	356,866	1,723,451
	Finolex Cables, Ltd.	107,411	1,157,835
	Finolex Industries, Ltd.	695,629	1,417,967
	Geometric Software Solutions Co., Ltd.	73,022	186,783
	GHCL, Ltd.	30,000	116,884
	Godrej Industries, Ltd.	6,000	24,748
*	Goetze (India), Ltd.	9,785	78,127
	Great Eastern Shipping Co., Ltd.	825,643	4,029,509
*	Great Offshore, Ltd.	206,410	2,791,243
*	GTL Infrastructure, Ltd.	544,800	473,162
	GTL, Ltd.	544,800	1,557,060
	Gujarat Alkalies & Chemicals, Ltd.	377,390	1,212,944
	Gujarat Ambuja Cements, Ltd.	2,023,923	6,498,986
	Gujarat Fluorochemicals, Ltd.	50,745	757,170
	Gujarat Narmada Valley Fertilizers Co., Ltd.	601,145	1,341,089
	Gujarat State Fertilizers & Chemicals, Ltd.	447,664	1,819,138
	H.E.G., Ltd.	113,959	445,412
	HCL Technologies, Ltd.	174,600	2,455,486
	HDFC Bank, Ltd.	241,906	6,050,603
*	Himachal Futuristic Communications, Ltd.	3,436,502	1,844,710
	Himatsingka Seide, Ltd.	134,716	385,660
	Hinduja TMT, Ltd.	124,218	1,685,713
	Hindustan Construction Co., Ltd.	1,093,222	3,758,614
*	Hindustan Motors, Ltd.	769,723	654,754
	Hindustan Sanitaryware & Industries, Ltd.	24,608	66,188
	Hotel Leelaventure, Ltd.	1,602,335	2,401,993
	I.B.P. Co., Ltd.	7,999	83,165
	ICI India, Ltd.	47,767	426,388
	ICICI Bank Sponsored ADR	87,442	3,402,368
	iGate Global Solutions, Ltd.	20,446	107,470
*	India Cements, Ltd.	1,101,657	5,779,609
	India Glycols, Ltd.	115,658	325,455
	Indiabulls Financial Services, Ltd.	6,234	79,361
	Indian Hotels Co., Ltd.	2,942,890	9,919,058
	Indian Petrochemicals Corp., Ltd.	1,306,558	8,008,945
	Indo Rama Synthetics (India), Ltd.	202,314	247,141
*	IndusInd Bank, Ltd.	1,436,430	1,421,721
	Industrial Development Bank of India, Ltd.	3,178,422	5,230,714
	IPCA Laboratories, Ltd.	60,423	651,103
*	Ispat Industries, Ltd.	2,195,639	540,025
	IVRCL Infrastructures & Projects, Ltd.	67,260	659,656
	J.B. Chemicals & Pharmaceuticals, Ltd.	257,968	517,112
	J.K. Industries, Ltd.	158,674	502,489
	Jammu & Kashmir Bank, Ltd.	190,012	2,262,557

5

		Shares	Value††
	JBF Industries, Ltd.	35,983	$77,426
	Jindal Poly Films, Ltd.	21,594	82,671
	Jindal Saw, Ltd.	129,659	1,165,308
	Jindal Stainless, Ltd.	614,306	1,644,314
	Jindal Steel & Power, Ltd.	87,240	4,197,519
	JSW Steel, Ltd.	624,983	4,586,217
	Jubilant Organosys, Ltd.	44,400	252,028
	Karnataka Bank, Ltd.	66,072	190,615
	Karur Vysya Bank, Ltd.	14,306	113,452
	Kesoram Industries, Ltd.	204,223	2,542,950
	Kirloskar Oil Engines, Ltd.	229,180	1,442,478
	Kohinoor Foods, Ltd.	66,948	104,328
*	LANXESS ABS Ltd.	18,200	65,764
	LIC Housing Finance, Ltd.	345,645	1,332,340
	Maharashtra Scooters, Ltd.	13,612	92,180
	Mahindra & Mahindra, Ltd.	556,166	10,183,932
	Maruti Udyog, Ltd.	272,830	5,630,186
	Mastek, Ltd.	83,250	594,635
	Matrix Laboratories, Ltd.	490,684	3,009,100
	Merck, Ltd.	23,905	245,825
	MIRC Electronics, Ltd.	88,000	41,784
	Mirza International, Ltd.	1,000	3,306
	Monsanto India, Ltd.	1,217	38,795
	Moser Baer (India), Ltd.	529,290	3,120,199
	Mphasis BFL, Ltd.	292,087	1,713,436
	MRF, Ltd.	14,402	1,471,286
*	Mukand, Ltd.	351,931	661,702
	Nagarjuna Construction Co., Ltd.	97,704	469,474
*	Nagarjuna Fertilizers & Chemicals, Ltd.	1,907,234	524,289
	Nahar Spinning Mills, Ltd.	41,075	207,789
	Natco Pharma, Ltd.	80,863	224,271
	National Organic Chemical Industries, Ltd.	721,387	398,987
	Navneet Publications (India), Ltd.	118,740	142,451
	NIIT Technologies, Ltd.	60,103	347,261
	NIIT, Ltd.	19,941	198,024
	Nirma, Ltd.	140,496	1,159,199
*	OCL India, Ltd.	8,900	33,873
	Omax Autos, Ltd.	39,310	74,597
	Orchid Chemicals & Pharmaceuticals, Ltd.	366,379	1,701,139
	Patni Computer Systems, Ltd.	315,650	2,836,251
*	Pentamedia Graphics, Ltd.	658,344	64,171
*	Petronet LNG, Ltd.	1,743,186	2,022,087
	Polaris Software Lab, Ltd.	396,842	1,075,426
	Polyplex Corp., Ltd.	41,389	104,964
	Pricol, Ltd.	49,154	44,680
*	Prism Cements, Ltd.	358,139	306,579
	PSL, Ltd.	52,822	242,319
	Punjab Tractors, Ltd.	284,281	1,515,577
	Rain Calcining, Ltd.	436,667	476,713
	Rajasthan Spinning & Weaving Mills, Ltd.	35,562	89,305
*	Rama Newsprint & Papers, Ltd.	21,053	19,376
	Raymond, Ltd.	288,315	2,811,182
*	Reliance Capital, Ltd.	339,307	4,499,757
*	Reliance Communications, Ltd.	6,786,159	64,981,072
	Reliance Energy, Ltd.	508,961	5,991,409

6

		Shares	Value††
	Reliance Industries, Ltd.	6,886,159	$191,244,669
*	Reliance Natural Resources, Ltd.	6,786,159	3,522,987
	Rico Auto Industries, Ltd.	50,000	69,858
	Rolta India, Ltd.	321,636	1,819,011
*	Ruchi Soya Industries, Ltd.	106,588	752,635
*	Samtel Colour, Ltd.	77,810	60,833
	Sesa Goa, Ltd.	8,700	245,266
	Shriram Transport Finance Co., Ltd.	50,855	159,171
*	Sical Logistics, Ltd.	3,414	16,050
	SKF India, Ltd.	10,201	69,582
	Sona Koyo Steering Systems, Ltd.	59,284	83,522
	Sonata Software, Ltd.	457,576	443,318
	South India Bank, Ltd.	136,621	230,213
	Srei Infrastructure Finance, Ltd.	419,820	460,639
	SRF, Ltd.	202,265	935,425
	Sterlite Industries (India), Ltd. Series A	1,319,280	15,833,377
	Sterlite Optical Technologies, Ltd.	274,890	1,384,325
	Strides Arcolab, Ltd.	83,802	648,058
	Subros, Ltd.	13,278	77,506
	Sundram Fastners, Ltd.	11,535	43,751
	Supreme Petrochem, Ltd.	83,306	46,255
	Tata Chemicals, Ltd.	1,092,020	5,339,397
	Tata Investment Corp., Ltd.	57,960	499,930
	Tata Metaliks, Ltd.	26,681	70,490
	Tata Steel, Ltd.	1,899,526	19,833,436
	Tata Tea, Ltd.	166,270	2,670,919
	Tele Data Informatics, Ltd.	242,218	88,628
	Trent, Ltd.	4,608	91,484
	Tube Investments of India, Ltd.	398,775	658,487
	TVS Motor Co., Ltd.	1,082,101	2,362,651
	Ucal Fuel Systems, Ltd.	4,360	10,927
	Unichem Laboratories, Ltd.	49,932	280,477
	United Phosphorus, Ltd.	102,000	756,044
	Usha Martin, Ltd.	179,652	702,615
	UTI Bank, Ltd.	1,388,368	14,674,430
*	Uttam Galva Steels, Ltd.	305,386	218,339
	Vardhman Textiles, Ltd.	88,383	518,588
	Varun Shipping Co.	549,032	840,041
	Videocon Industries, Ltd.	35,767	358,651
	Videsh Sanchar Nigam, Ltd.	929,481	8,845,710
*	Visualsoft Technologies, Ltd.	97,597	153,150
*	Welspun India, Ltd.	37,142	78,293
	Welspun-Gujarat Stahl Rohren, Ltd.	406,465	776,191
*	Zee Telefilms, Ltd. Series B	1,995,477	16,628,486
	Zensar Technologies, Ltd.	59,172	296,954
	Zuari Industries, Ltd.	127,958	477,782
TOTAL COMMON STOCKS			582,654,126

PREFERRED STOCKS — (0.0%)
*	Ispat Industries, Ltd. Cumulative Preferred Shares	1,463,759	52,684

RIGHTS/WARRANTS — (0.0%)
*	Bajaj Auto Finance, Ltd. Rights 01/10/07	22,552	13,184

7

		Shares	Value††
*	Bajaj Auto Finance, Ltd. Rights 01/10/07	9,397	$0
TOTAL RIGHTS/WARRANTS			13,184

TOTAL — INDIA			582,719,994

INDONESIA — (2.8%)
COMMON STOCKS — (2.8%)
*	PT Agis Tbk	8,695,000	179,359
*	PT Apac Citra Centretex Tbk	774,000	7,146
	PT Apexindo Pratama Tbk	917,000	182,610
	PT Asahimas Flat Glass Tbk	5,333,500	1,624,383
	PT Astra Graphia Tbk	18,779,000	562,335
	PT Astra International Tbk	7,305,500	12,684,684
*	PT Bakrie & Brothers Tbk	103,719,000	1,465,494
*	PT Bakrieland Development Tbk	22,471,500	329,774
	PT Bank Niaga Tbk	34,646,000	3,771,186
*	PT Bank Pan Indonesia Tbk	141,853,326	8,339,952
	PT Berlian Laju Tanker Tbk	54,456,800	10,321,359
	PT Bhakti Investama Tbk	33,933,500	1,849,676
	PT Branta Mulia Tbk	180,000	29,853
*	PT Budi Acid Jaya Tbk	6,410,000	101,097
	PT Charoen Pokphand Indonesia Tbk	13,979,000	852,966
	PT Ciputra Surya Tbk	11,658,000	1,154,447
	PT Clipan Finance Indonesia Tbk	12,461,000	502,503
*	PT Davomas Adabi Tbk	71,017,500	4,028,470
*	PT Delta Dunia Petronda Tbk	593,500	5,794
*	PT Dynaplast Tbk	3,040,000	308,478
	PT Enseval Putera Megatrading Tbk	6,319,500	426,544
*	PT Ever Shine Textile Tbk	19,347,215	174,157
*	PT Great River International Tbk	1,788,000	89,741
	PT Gudang Garam Tbk	1,286,500	1,394,628
*	PT Hero Supermarket Tbk	220,000	130,824
	PT Indofood Sukses Makmur Tbk	25,723,500	3,923,777
	PT Indo-Rama Synthetics Tbk	7,901,320	379,956
	PT International Nickel Indonesia Tbk	7,522,000	22,538,952
	PT Jaya Real Property Tbk	25,947,500	2,347,533
*	PT Karwell Indonesia Tbk	1,466,500	34,402
	PT Kawasan Industry Jababeka Tbk	90,681,000	1,232,625
	PT Lautan Luas Tbk	7,721,000	331,781
*	PT Lippo Karawaci Tbk	24,335,500	2,678,381
	PT Matahari Putra Prima Tbk	15,575,500	1,256,892
	PT Mayorah Indah Tbk	8,807,572	1,526,239
	PT Medco Energi International Tbk	31,249,000	11,062,554
	PT Metrodata Electronics Tbk	18,582,000	141,090
*	PT Modern Photo Tbk	1,266,500	66,331
*	PT Mutlipolar Corporation Tbk	7,188,750	90,026
*	PT Panasia Indosyntec Tbk	403,200	17,597
*	PT Panin Insurance Tbk	27,086,000	722,349
*	PT Petrosea Tbk	76,000	49,706
*	PT Polychem Indonesia Tbk	6,156,000	140,308
	PT Samudera Indonesia Tbk	415,500	305,823
	PT Selamat Semp Tbk	10,624,000	412,407
	PT Semen Gresik Tbk	8,421,591	29,351,977
*	PT Sinar Mas Agro Resources & Technology Tbk	8,192,900	3,304,671
	PT Summarecon Agung Tbk	3,150,000	394,172

8

		Shares	Value††
*	PT Sunson Textile Manufacturer Tbk	6,012,000	$124,635
*	PT Suparma Tbk	3,995,345	91,430
*	PT Surya Dumai Industri Tbk	5,145,000	202,095
	PT Surya Toto Indonesia Tbk	46,400	33,920
*	PT Suryainti Permata Tbk	2,363,000	114,537
	PT Tempo Scan Pacific Tbk	64,660,000	5,494,506
	PT Tigaraksa Satria Tbk	718,200	21,550
	PT Timah Tbk	5,855,000	1,467,291
	PT Trias Sentosa Tbk	29,527,200	466,819
	PT Trimegah Sec Tbk	34,298,000	542,766
	PT Tunas Ridean Tbk	10,810,000	863,452
	PT Ultrajaya Milk Industry & Trading Co. Tbk	13,717,500	570,563
	PT Unggul Indah Cahaya Tbk	371,435	119,556

TOTAL — INDONESIA			142,940,129

ISRAEL — (3.8%)
COMMON STOCKS — (3.8%)
*	Afcon Industries, Ltd.	2,102	11,100
*	Albad Massuot Yitzhak, Ltd.	53,055	585,461
*	Alvarion, Ltd.	4,828	34,160
	American Israeli Paper Mills, Ltd.	23,254	1,092,250
*	Ashtrom Properties, Ltd.	171,400	150,616
	Azorim Investment Development & Construction Co., Ltd.	299,403	4,683,445
	Bank Hapoalim B.M.	10,247,789	49,472,624
	Bank Leumi Le-Israel	11,903,994	47,960,482
	Bank of Jerusalem, Ltd.	71,150	114,001
*	Baran Group, Ltd.	90,555	1,365,506
*	Blue Square Chain Stores Properties & Investments, Ltd.	33,400	390,584
	Clal Industries, Ltd.	773,796	4,294,652
*	Delta-Galil Industries, Ltd.	131,707	1,282,769
	Discount Investment Corp.	283,611	8,289,874
*	Discount Mortgage Bank, Ltd.	3,611	434,587
	Elbit Medical Imaging, Ltd.	168,210	5,212,770
*	Electra (Israel), Ltd.	13,319	2,011,212
*	Electra Consumer Products	63,603	466,968
*	Elron Electronic Industries, Ltd.	230,829	2,887,983
*	Feuchtwanger Investments 1984, Ltd.	10,500	30
*	First International Bank of Israel, Ltd.	673,667	1,709,116
*	First International Bank of Israel, Ltd. Par Value $0.05	294,660	3,826,322
*	Formula Systems (1985), Ltd.	153,225	1,933,958
*	Formula Vision Technologies, Ltd.	1,953	1,024
*	Granite Hacarmel Investments, Ltd.	142,500	260,805
*	GTC Real Estate NV	3,052	31,581
	IDB Development Corp., Ltd. Series A	299,281	10,413,763
	Industrial Building Corp., Ltd.	937,191	2,272,965
	Israel Cold Storage & Supply Co., Ltd.	7,000	60,803
	Israel Corp., Ltd. Series A	3,576	1,803,175
*	Israel Petrochemical Enterprises, Ltd.	238,177	2,021,194
	Israel Salt Industries, Ltd.	28,631	194,492
*	Israel Steel Mills, Ltd.	97,000	892
*	J.O.E.L. Jerusalem Oil Exploration, Ltd.	27,096	410,566
*	Kardan Israel, Ltd.	2,237	7,823
*	Knafaim Arkia Holdings, Ltd.	117,857	1,036,628
*	Koor Industries, Ltd.	126,630	6,599,698

9

		Shares	Value††
	Leader Holding & Investments, Ltd.	197,439	$380,570
*	Liberty Properties, Ltd.	3,457	43,556
	Makhteshim-Agan Industries, Ltd.	227,355	1,211,583
*	Mer Industries, Ltd.	21,439	125,733
	Merhav-Ceramic & Building Materials Center, Ltd.	36,232	88,202
*	Metalink, Ltd.	21,794	128,504
*	Middle East Tube Co., Ltd.	46,200	67,883
*	Miloumor, Ltd.	157,676	643,006
*	Minrav Holdings, Ltd.	2,000	96,598
	Mivtach Shamir Holdings, Ltd.	4,653	81,082
*	Naphtha Israel Petroleum Corp.	407,900	223,060
*	OCIF Investments and Development, Ltd.	14,180	371,387
*	Orckit Communications, Ltd.	99,228	1,041,179
	Otzar Hashilton Hamekomi, Ltd.	1,050	116,896
	Packer Plada, Ltd.	4,006	293,039
	Polgat Industries, Ltd. Series A	87,600	61,947
	Property and Building Corp., Ltd.	11,288	1,663,819
*	Retalix, Ltd.	25,444	439,239
*	Scailex Corp., Ltd.	385,479	3,026,575
	Shrem Fudim Kelner & Co., Ltd.	101,645	320,671
	Suny Electronic Inc., Ltd.	129,761	557,427
*	Super-Sol, Ltd. Series B	793,301	2,955,930
*	Team Computer & Systems, Ltd.	7,900	135,926
*	The Israel Land Development Co., Ltd.	234,969	1,171,845
*	Tower Semiconductor, Ltd.	578,773	1,121,096
*	TTI Team Telecom International, Ltd. ADR	16,590	41,475
*	Union Bank of Israel, Ltd.	400,608	1,974,995
	United Mizrahi Bank, Ltd.	1,506,943	11,017,151
	Urdan Industries, Ltd.	490,094	312,503
*	Ytong Industries, Ltd.	174,250	187,303

TOTAL — ISRAEL			193,226,059

MALAYSIA — (5.4%)
COMMON STOCKS — (5.4%)
	A&M Realty Berhad	213,550	88,596
	ACP Industries Berhad	2,094,200	734,536
*	Advance Synergy Berhad	641,000	43,506
	Advanced Synergy Capital Berhad	153,500	14,854
	Affin Holdings Berhad	9,333,600	5,159,507
	Aluminum Co. of Malaysia Berhad	250,000	96,785
*	AMBD Berhad	1,990,900	93,471
	AmInvestment Group Berhad	994,468	470,034
	AMMB Holdings Berhad	19,012,144	17,704,567
*	Ancom Berhad	413,437	78,825
	Ann Joo Resources Berhad	1,235,100	515,135
*	Antah Holding Berhad	306,000	22,766
	APM Automotive Holdings Berhad	1,024,700	646,072
	Apollo Food Holdings Berhad	198,400	163,411
	Asas Dunia Berhad	524,700	102,919
*	Asia Pacific Land Berhad	5,644,300	600,765
	Asiatic Development Berhad	3,959,500	4,399,575
	Ayer Hitam Planting Syndicate Berhad	27,000	24,876
	Bandar Raya Developments Berhad	3,366,700	1,004,533
	Batu Kawan Berhad	1,493,500	4,664,191

10

		Shares	Value††
*	Berjaya Capital Berhad	614,136	$256,410
*	Berjaya Corp. Berhad	13,245,480	732,461
*	Berjaya Corp. Berhad ICULS	34,838,582	1,011,070
	Berjaya Land Berhad	3,934,800	618,993
	Bernas Padiberas Nasional Berhad	4,081,600	2,018,210
	Bimb Holdings Berhad	1,029,800	340,740
	Bina Darulaman Berhad	118,000	28,089
	Binaik Equity Berhad	149,800	31,389
*	Bolton Properties Berhad	1,107,100	229,871
	Boustead Holdings Berhad	3,157,900	1,693,600
	Boustead Properties Berhad	343,700	309,882
	Cahya Mata Sarawak Berhad	1,169,500	477,771
	Chemical Co. of Malaysia Berhad	311,000	283,698
	Chin Teck Plantations Berhad	296,600	446,319
	Choo Bee Metal Industries Berhad	235,700	107,401
*	Compugates Holdings Berhad	5,000	1,755
	Cosway Corp. Berhad	854,100	262,307
*	Country Heights Holdings Berhad	174,000	33,722
	Courts Mammoth Berhad	1,280,000	240,217
	Cycle & Carriage Bintang Berhad	249,800	155,430
*	Damansara Realty Berhad	5,487,800	258,189
*	Datuk Keramik Holdings Berhad	127,000	1,580
	Dijaya Corp. Berhad	612,100	138,809
	DNP Holdings Berhad	166,000	34,841
	DRB-Hicom Berhad	7,715,700	3,386,873
*	Dunham-Bush (Malaysia) Berhad	128,115	114,886
	E&O Property Development Berhad	94,383	43,614
	Eastern & Oriental Berhad (6468754)	1,359,066	549,114
*	Eastern & Oriental Berhad (B19ZLW1)	283,149	113,479
	Eastern Pacific Industrial Corp. Berhad	414,400	151,114
	ECM Libra Avenue Berhad	4,037,030	810,345
*	Ecofirst Consolidated Berhad	1,268,000	48,933
	Edaran Otomobil Nasional Berhad	1,327,100	697,967
	Engtex Group Berhad	311,000	91,016
	EON Capital Berhad	1,200,907	2,188,292
	Esso Malaysia Berhad	785,100	706,693
*	Faber Group Berhad	170,300	29,836
	Far East Holdings Berhad	388,800	440,521
	Focal Aims Holdings Berhad	424,000	36,329
*	Fountain View Development Berhad	2,573,200	131,718
	Gamuda Berhad	7,542,700	10,173,946
	General Corp. Berhad	1,242,900	233,443
	Glomac Berhad	1,096,800	348,983
	Gold IS Berhad	1,341,900	526,692
	Golden Hope Plantations Berhad	5,848,950	9,036,765
*	Golden Plus Holdings Berhad	201,000	28,870
*	Gopeng Berhad	273,900	45,955
	Grand United Holdings Berhad	977,700	113,461
*	Gula Perak Berhad	3,605,350	149,325
	Guthrie Ropel Berhad	191,700	230,072
	Hap Seng Consolidated Berhad	1,499,200	934,869
	Highlands and Lowlands Berhad	3,550,100	5,047,261
*	HIL Industries Berhad	373,285	43,771
*	Ho Hup Construction Co. Berhad	175,100	31,016
*	Ho Wah Genting Berhad	369,000	23,909

11

		Shares	Value††
	Hong Leong Financial Group Berhad	1,191,937	$1,697,438
	Hong Leong Industries Berhad	1,225,800	1,949,632
	Hume Industries (Malaysia) Berhad	444,967	462,772
*	Hunza Properties Berhad	803,300	396,839
	Hwang-DBS (Malaysia) Berhad	775,000	431,121
	IGB Corp. Berhad	11,062,600	5,502,834
	IJM Corp. Berhad	4,315,600	8,765,224
	IJM Plantations Berhad	204,400	97,167
*	Insas Berhad	2,012,100	233,509
	Integrated Logistics Berhad	983,000	570,020
	IOI Properties Berhad	13,600	32,874
	Island & Peninsular Berhad	3,771,823	1,490,225
*	Jaks Resources Berhad	3,438,000	470,145
	Jaya Tiasa Holdings Berhad	1,128,700	1,189,334
	Jerneh Asia Berhad	265,700	138,816
*	Johan Holdings Berhad	228,000	9,451
	Johor Land Berhad	247,940	73,131
*	Jotech Holdings Berhad	5,937,000	328,192
	K & N Kenanga Holdings Berhad	1,454,300	286,785
	Keck Seng (Malaysia) Berhad	1,224,800	1,123,478
	Kian Joo Can Factory Berhad	1,236,200	1,001,600
*	KIG Glass Industrial Berhad	260,000	2,156
	Kim Hin Industry Berhad	325,900	115,341
	Kim Loong Resources Berhad	113,000	49,969
	KLCC Property Holdings Berhad	5,492,000	4,266,001
	KPJ Healthcare Berhad	1,122,200	613,287
	KrisAssets Holdings Berhad	368,377	263,494
	Kuala Lumpur Kepong Berhad	3,438,300	12,910,680
*	Kub Malaysia Berhad	6,829,000	829,532
	Kulim Malaysia Berhad	2,006,325	2,995,360
*	Kumpulan Europlus Berhad	3,428,300	369,469
	Kumpulan Fima Berhad	195,400	36,465
	Kwantas Corp. Berhad	123,000	149,919
*	Land & General Berhad	7,622,600	484,970
	Landmarks Berhad	1,847,200	920,851
	Leader Universal Holdings Berhad	6,643,033	1,108,483
	Leong Hup Holdings Berhad	1,469,800	491,019
*	Lien Hoe Corp. Berhad	654,850	51,598
	Lion Diversified Holdings Berhad	2,683,300	4,892,420
*	Lion Industries Corp. Berhad	4,734,381	1,307,141
*	London Biscuits Berhad	138,100	70,602
	MAA Holdings Berhad	210,800	93,277
	Malayan Cement Berhad	67,500	21,434
	Malaysia Building Society Berhad	263,000	98,229
	Malaysia Industrial Development Finance Berhad	6,405,000	1,997,923
*	Malaysian Airlines System Berhad	469,300	557,789
	Malaysian Bulk Carriers Berhad	2,501,300	1,866,200
	Malaysian Mosaics Berhad	354,240	156,497
	Malaysian National Reinsurance Berhad	1,106,500	1,388,723
*	Malaysian Plantations Berhad	5,187,100	3,555,641
*	Malaysian Resources Corp. Berhad	14,333,100	3,855,878
	MBM Resources Berhad	416,233	331,009
*	Meda, Inc. Berhad	650,100	29,593
	Mega First Corp. Berhad	448,000	133,625
	Melewar Industrial Group Berhad	768,000	248,484

12

		Shares	Value††
	Mentakab Rubber Co. (Malaya) Berhad	1,100	$577
*	Merge Housing Berhad	58,952	11,058
	Metro Kajang Holdings Berhad	535,333	169,766
*	Metroplex Berhad	817,000	11,240
*	Mieco Chipboard Berhad	732,600	232,699
	MK Land Holdings Berhad	6,748,700	1,182,234
	MMC Corp. Berhad	6,727,400	7,063,445
	MTD Infraperdana Berhad	5,891,300	1,870,278
	Muda Holdings Berhad	706,000	66,423
	Muhibbah Engineering Berhad	1,014,000	711,309
*	MUI Properties Berhad	1,314,000	83,615
*	Mulpha International Berhad	11,639,000	4,720,721
*	Multi-Purpose Holdings Berhad	1,974,000	649,012
*	Mutiara Goodyear Development Berhad	247,900	31,205
	MWE Holdings Berhad	458,000	87,267
	Mycron Steel Berhad	119,750	27,119
	Naluri Berhad	3,491,300	670,290
*	Nam Fatt Berhad	286,100	38,285
	Narra Industries Berhad	154,200	47,700
	NCB Holdings Berhad	2,363,700	1,693,149
	Negri Sembilan Oil Palms Berhad	167,600	137,927
	New Straits Times Press (Malaysia) Berhad	1,319,500	1,068,697
	NV Multi Corp. Berhad	671,800	105,933
	Nylex (Malaysia) Berhad	328,550	106,200
	Oriental Holdings Berhad	2,837,416	3,654,615
	Oriental Interest Berhad	170,000	65,637
	OSK Holdings Berhad	5,309,618	2,757,697
	OSK Property Holdings Berhad	186,678	66,987
	P.I.E. Industrial Berhad	254,300	206,107
	Pacific & Orient Berhad	260,402	116,634
	Pacificmas Berhad	116,900	195,874
*	Pan Malaysia Cement Works Berhad	1,271,800	87,753
	Panasonic Manufacturing Malaysia Berhad	323,380	844,620
*	Paracorp Berhad	252,000	3,834
	Paramount Corp. Berhad	203,900	110,986
	PBA Holdings Berhad	1,502,500	490,347
	Pelikan International Corp. Berhad	148,680	137,926
*	Permaju Industries Berhad	1,714,300	262,658
	Petaling Garden Berhad	871,000	399,088
	Petronas Dagangan Berhad	970,900	1,270,958
*	Pilecom Engineering Berhad	105,000	2,467
	PJ Development Holdings Berhad	1,043,900	145,489
	PK Resources Berhad	25,000	3,562
	Pos Malaysia & Services Holdings Berhad	3,313,817	4,636,452
	PPB Group Berhad	6,909,466	9,280,590
*	Premium Nutrients Berhad	513,100	32,547
*	Prime Utilities Berhad	46,000	4,649
*	Promet Berhad	140,000	0
	Proton Holdings Berhad	3,652,500	5,954,519
*	Pulai Springs Berhad	159,800	58,739
	Ranhill Berhad	4,044,500	1,442,480
*	RB Land Holdings Berhad	327,900	46,163
	RHB Capital Berhad	11,729,900	11,660,541
	Road Builders (Malaysia) Holdings Berhad	5,519,200	5,334,779
*	Salcon Berhad	287,000	115,643

13

		Shares	Value††
	Sapura Resources Berhad	286,800	$28,209
	Sapura Telecommunications Berhad	155,152	34,315
	Sarawak Enterprise Corp. Berhad	4,271,000	1,674,930
	Sarawak Oil Palms Berhad	139,500	102,852
	Scientex, Inc. Berhad	116,000	91,292
	Selangor Dredging Berhad	619,000	66,824
	Shangri-La Hotels (Malaysia) Berhad	706,000	438,377
	SHL Consolidated Berhad	943,700	229,461
*	Silverstone Corp. Berhad	8,690	384
	Sime Darby Berhad	355,980	663,060
	Sime Engineering Services Berhad	222,000	94,986
*	South East Asia Lumber, Inc. Berhad	228,800	25,947
	Southern Acids (Malaysia) Berhad	44,000	18,270
*	Southern Steel Berhad	689,100	243,707
	Store Corp. Berhad	124,630	101,686
	Subur Tiasa Holdings Berhad	438,600	642,807
*	Sumatec Resources Berhad	921,700	207,424
	Sunrise Berhad	2,806,300	1,433,372
	Sunway City Berhad	2,117,100	1,192,828
*	Sunway Holdings, Inc. Berhad	4,443,600	491,140
	Suria Capital Holdings Berhad	1,181,600	166,619
	TA Enterprise Berhad	10,119,100	2,163,022
*	Talam Corp. Berhad	139,050	7,471
*	Tamco Corp. Holdings Berhad	219,500	29,126
	Tan Chong Motor Holdings Berhad	5,338,300	1,901,368
	Tekala Corp. Berhad	337,700	100,945
	TH Group Berhad	1,346,700	232,198
*	Time Dotcom Berhad	8,911,700	1,979,707
	Tiong Nam Transport Holdings Berhad	171,500	35,984
	Tradewinds (Malaysia) Berhad	782,900	601,292
*	Tradewinds Corp. Berhad	6,447,700	1,495,207
*	Tradewinds Plantation Berhad	464,000	258,997
*	Trengganu Development & Management Berhad	534,400	140,175
	Tronoh Mines Malaysia Berhad	508,500	716,169
	TSR Capital Berhad	157,900	82,997
	UAC Berhad	49,800	57,606
	UDA Holdings Berhad	1,642,300	1,315,351
	UEM World Berhad	5,673,800	2,537,989
	UMW Holdings Berhad	3,008,943	6,528,104
	Unico-Desa Plantations Berhad	6,160,620	936,243
	Unisem (M) Berhad	4,022,600	1,732,005
	United Malacca Rubber Estates Berhad	389,400	501,484
	United Plantations Berhad	821,200	2,053,798
*	Utama Banking Group Berhad	4,528,000	1,962,205
	VS Industry Berhad	798,300	392,357
	Warisan TC Holdings Berhad	109,850	50,990
	Worldwide Holdings Berhad	877,100	776,097
	WTK Holdings Berhad	863,000	1,897,025
	Yeo Hiap Seng (Malaysia) Berhad	296,100	176,965
	YTL Corp. Berhad	5,483,600	9,997,033
	Yu Neh Huat Berhad	2,694,400	1,198,214
TOTAL COMMON STOCKS			275,347,496

14

		Shares	Value††
PREFERRED STOCKS — (0.0%)
*	Malayan United Industries Berhad A1 08/03/13	1,526,067	$67,488
*	Malayan United Industries Berhad A2 08/03/13	1,526,067	65,379
TOTAL PREFERRED STOCKS			132,867

RIGHTS/WARRANTS — (0.0%)
*	Mieco Chipboard Berhad Warrants 04/21/09	76,000	7,772
*	Pilecon Engineering Berhad Rights 12/06/06	147,000	0
*	Sarawak Oil Palms Berhad Warrants 01/19/11	23,250	7,262
TOTAL RIGHTS/WARRANTS			15,034

TOTAL — MALAYSIA			275,495,397

MEXICO — (7.2%)
COMMON STOCKS — (7.2%)
	Alfa S.A. de C.V. Series A	5,592,464	33,197,554
	Cemex S.A.B. de C.V. ADR	1,360,000	44,254,400
*	Cintra S.A. de C.V.	85,000	18,573
*	Consorcio Hogar S.A. de C.V. Series B	540,200	226,239
#	Controladora Comercial Mexicana S.A. de C.V. Series B	7,880,200	15,353,462
*	Corporacion Interamericana de Entramiento S.A. de C.V. Series B	1,671,586	3,652,542
	Corporacion Mexicana de Restaurantes S.A. de C.V. Series B	3,689	1,478
	Corporativo Fragua S.A. de C.V. Series B	70	435
*	Desc S.A. de C.V. Series B	1,747,367	2,211,333
	El Puerto de Liverpool S.A. de C.V. Series 1	20,000	58,269
	El Puerto de Liverpool S.A. de C.V. Series C1	328,600	972,313
	Embotelladora Arca S.A. de C.V., Mexico	458,003	1,501,157
*	Empaques Ponderosa S.A. de C.V. Series B	90,000	7,375
*	Empresas ICA S.A. de C.V. Sponsored ADR	45,900	1,993,896
*	Empresas ICA S.A.B. de C.V	3,228,700	11,684,769
#	Fomento Economico Mexicano S.A. de C.V. Series B & D	488,000	4,976,146
	Gruma S.A. de C.V. Series B	3,347,050	11,427,435
	Grupo Aeroportuario del Sureste S.A.B. de C.V.	322,200	1,422,144
#	Grupo Carso S.A. de C.V. Series A-1	13,173,051	44,975,182
	Grupo Cementos de Chihuahua S.A. de C.V.	2,747,992	11,008,380
	Grupo Continental S.A. de C.V.	1,444,500	2,761,799
	Grupo Corvi S.A. de C.V. Series L	284,000	77,570
	Grupo Financiero Inbursa S.A. de C.V. Series O	6,727,615	13,659,075
*	Grupo Gigante S.A. de C.V. Series B	324,076	302,431
	Grupo Herdez S.A. de C.V.	319,000	290,433
*	Grupo Imsa S.A. de C.V.	254,300	1,090,724
	Grupo Industrial Maseca S.A. de C.V. Series B	2,771,700	2,271,141
	Grupo Industrial Saltillo S.A.B. de C.V.	1,246,869	1,646,054
*	Grupo Iusacell S.A. de C.V.	143,500	950,474
	Grupo Mexico S.A.B. de C.V. Series B	21,343,635	77,146,137
*	Grupo Nutrisa S.A. de C.V.	428	409
	Grupo Posadas S.A. de C.V. Series L	356,000	301,431
*	Grupo Qumma S.A. de C.V. Series B	5,301	87
*	Impulsora del Desarrollo Economico de America Latina S.A. de C.V.	6,727,615	7,074,543
	Industrias Bachoco S.A. Series B	823,600	1,469,322
	Industrias Penoles S.A. de C.V.	1,277,400	11,397,465
*	Industrias S.A. de C.V. Series B	4,169,552	18,904,884
*	Jugos del Valle S.A. de C.V. Series B	213,600	631,839

15

		Shares	Value††
	Organizacion Soriana S.A. de C.V. Series B	5,249,700	$33,122,493
*	Promotora y Operadora de Infraestructura S.A. de C.V.	152,065	242,283
*	Sanluis Corporacion S.A. de C.V. Series A	2,400	953
*	Sanluis Corporacion S.A. de C.V. Series C & Series B	3,376	1,449
*	Savia S.A. de C.V.	3,457,285	251,814
*	US Commercial Corp. S.A. de C.V.	271,000	44,165
#	Vitro S.A. de C.V.	3,272,886	4,213,428
TOTAL COMMON STOCKS			366,795,485

RIGHTS/WARRANTS — (0.0%)
*	Consorcio Hogar S.A. de C.V. Rights 12/12/06	540,200	8,162

TOTAL — MEXICO			366,803,647

PHILIPPINES — (1.1%)
COMMON STOCKS — (1.1%)
	Aboitiz Equity Ventures, Inc.	5,782,000	705,146
	Alaska Milk Corp.	7,953,000	566,008
*	Alsons Consolidated Resources, Inc.	16,904,000	223,888
*	Bacnotan Consolidated Industries, Inc.	2,036,364	352,981
*	Belle Corp.	30,800,000	728,015
	Cebu Holdings, Inc.	7,763,250	480,104
*	Digital Telecommunications (Philippines), Inc.	131,630,000	4,547,161
	DMCI Holdings, Inc.	1,226,000	127,540
*	Equitable PCI Bank, Inc.	2,841,900	4,527,338
*	Export & Industry Bank, Inc.	14,950	151
*	Fil-Estate Land, Inc.	3,196,340	43,759
*	Filinvest Development Corp.	5,283,500	345,082
*	Filinvest Land, Inc.	189,880,125	6,270,713
*	Filipina Water Bottling Corp.	5,471,786	0
	First Philippines Holdings Corp.	1,254,100	1,337,687
*	Kuok Philippine Properties, Inc.	4,300,000	49,498
	Megaworld Properties & Holdings, Inc.	215,844,000	9,627,617
	Metro Bank and Trust Co.	2,011,220	2,004,509
*	Mondragon International Philippines, Inc.	2,464,000	6,218
	Petron Corp.	15,160,000	1,235,131
*	Philippine National Bank	3,619,900	3,072,813
*	Philippine National Construction Corp.	398,900	46,707
*	Philippine Realty & Holdings Corp.	20,930,000	322,919
	Philippine Savings Bank	1,232,313	1,198,345
*	Prime Media Holdings, Inc.	409,000	7,761
*	Prime Orion Philippines, Inc.	14,400,000	60,242
*	RFM Corp.	2,488,200	52,923
	Robinson’s Land Corp. Series B	16,019,000	5,201,603
	Security Bank Corp.	2,713,200	3,516,967
	SM Development Corp.	21,996,400	1,117,161
*	Solid Group, Inc.	19,668,000	253,668
	Soriano (A.) Corp.	20,195,000	1,148,580
	Union Bank of the Philippines	547,400	547,224
	Universal Robina Corp.	18,561,345	7,326,874

TOTAL — PHILIPPINES			57,052,333

16

		Shares	Value††
POLAND — (4.0%)
COMMON STOCKS — (4.0%)
	Agora SA	397,121	$4,700,625
*	Amica Wronki SA	174,355	1,999,638
	Bank Millennium SA	6,521,691	17,534,805
	Bank Przemyslowo Handlowy BPH SA	9,050	2,806,006
*	Boryszew SA	62,604	576,438
*	Budimex SA	127,353	3,151,558
	Debica SA	97,701	2,231,776
*	Echo Investment SA	73,429	2,261,912
	Elektrobudowa SA	31,748	1,200,234
	Fabryki Mebli Forte SA	68,159	289,841
*	Farmacol SA	2,354	34,643
*	Firma Chemiczna Dwory SA	16,586	488,894
	Grupa Kety SA	58,772	3,910,648
*	Grupa Lotos SA	761,232	12,163,186
*	Huta Ferrum SA	4,233	57,436
*	Impexmetal SA	241,068	15,777,468
	Kredyt Bank SA	198,534	1,516,453
*	Kroscienskie Huty Szkla Krosno SA	55,675	132,634
*	Lentex SA	79,285	1,297,477
*	Lentex SA Issue 06	79,285	1,293,281
*	MNI SA	287,468	611,917
*	Mostostal Export SA	879,352	927,639
*	Mostostal Warszawa SA	366,600	4,955,765
*	Mostostal Zabrze Holding SA	140,376	177,400
*	Mostostal Zabrze Holding SA Issue 06	210,564	266,736
	Netia Holdings SA	3,205,751	5,471,498
*	Opoczno SA	4,453	68,138
	Orbis SA	668,253	12,846,103
	Polski Koncern Naftowy Orlen SA	5,032,078	90,774,400
	Prokom Software SA	182,188	8,193,412
	Prosper SA	35,168	220,691
*	Provimi-Rolimpex SA	28,642	228,449
*	Raciborska Fabryka Kotlow SA	291,972	4,076,477
*	Stalexport SA	460,000	606,178
	Ster-Projekt SA	98,681	245,911

TOTAL — POLAND			203,095,667

SOUTH AFRICA — (11.5%)
COMMON STOCKS — (11.5%)
	ABSA Group, Ltd.	2,353,362	37,001,762
	Advtech, Ltd.	620,958	260,036
	Aeci, Ltd.	1,187,544	10,901,292
	Afgri, Ltd.	1,683,266	1,693,648
*	African Rainbow Minerals, Ltd.	1,136,285	12,064,096
	AG Industries, Ltd.	1,233,907	749,771
	Alexander Forbes, Ltd.	1,311,395	2,807,207
	Allied Electronics Corp., Ltd.	415,073	1,900,050
*	Amalgamated Appliance Holdings, Ltd.	557,922	462,547
	Argent Industrial, Ltd.	667,929	1,472,690
*	AST Group, Ltd.	740,636	73,489
	Aveng, Ltd.	1,703,690	7,787,448
	AVI, Ltd.	2,045,629	5,363,367
	Barloworld, Ltd.	2,024,614	41,673,403

17

		Shares	Value††
*	Bell Equipment, Ltd.	452,449	$1,542,639
	Business Connexion Group	465,381	496,521
	Bytes Technology Group, Ltd.	314,654	557,080
	Capitec Bank Holdings, Ltd.	171,133	726,558
	Caxton & CTP Publishers & Printers, Ltd.	1,916,683	4,321,666
	City Lodge Hotels, Ltd.	21,170	185,388
*	Corpgro, Ltd.	579,166	0
	Datacentrix Holdings, Ltd.	603,757	273,588
	Datatec, Ltd.	1,587,162	6,608,277
	Delta Electrical Industries, Ltd.	234,340	736,994
*	Dimension Data Holdings PLC	3,977,377	3,496,241
	Distell Group, Ltd.	701,417	3,918,751
	Dorbyl, Ltd.	184,041	330,669
	Ellerine Holdings, Ltd.	1,329,200	13,650,242
*	Enaleni Pharmaceuticals, Ltd.	292,599	183,446
	Enviroserv Holdings, Ltd.	259,484	249,717
	Gold Reef Resorts, Ltd.	344,218	913,524
	Grindrod, Ltd.	1,038,055	2,144,733
	Group Five, Ltd.	258,794	1,462,896
*	Harmony Gold Mining Co., Ltd.	3,183,494	53,932,457
*	Harmony Gold Mining Co., Ltd. ADR	206,920	3,509,363
	Highveld Steel & Vanadilum Corp., Ltd.	268,788	2,602,875
	Hudaco Industries, Ltd.	158,266	1,192,786
	Iliad Africa, Ltd.	76,658	137,923
	Illovo Sugar, Ltd.	497,655	1,266,945
	Imperial Holdings, Ltd.	349,923	7,209,677
	Investec, Ltd.	1,642,445	18,938,666
*	JCI, Ltd.	4,289,448	0
	JD Group, Ltd.	1,116,746	12,358,492
	Johnic Communications, Ltd.	391,810	4,180,348
*	Kap International Holdings, Ltd.	698,184	438,439
*	Lewis Group, Ltd.	774,081	6,352,151
	Liberty Group, Ltd.	1,566,347	16,966,949
*	M Cubed Holdings, Ltd.	1,850,526	72,259
	Medi-Clinic Corp., Ltd.	1,277,088	4,295,206
*	Merafe Resources, Ltd.	9,374,658	1,020,720
	Metair Investment, Ltd.	30,085	1,167,268
*	Metorex, Ltd.	610,501	1,219,611
	Metropolitan Holdings, Ltd.	6,992,989	13,432,643
	Mittal Steel South Africa, Ltd.	2,653,358	33,850,195
	Murray & Roberts Holdings, Ltd.	1,479,104	8,049,489
	Mustek, Ltd.	423,830	546,837
	Mvelaphanda Group, Ltd.	3,243,471	4,296,686
	Nampak, Ltd.	3,644,374	10,671,020
	Nedbank Group, Ltd.	2,065,065	36,122,407
	New Clicks Holdings, Ltd.	2,501,632	3,754,497
	New Corpcapital, Ltd.	579,166	8,085
	Northam Platinum, Ltd.	830,061	4,887,144
	Nu-World Holdings, Ltd.	152,299	713,033
	Oceana Group, Ltd.	460,727	1,058,982
	Omnia Holdings, Ltd.	337,301	2,708,261
*	Palabora Mining Co., Ltd.	69,265	493,938
*	Peregrine Holdings, Ltd.	665,741	1,045,038
	PSG Group, Ltd.	339,342	1,158,141
	Rainbow Chicken, Ltd.	2,022,125	3,521,523

18

		Shares	Value††
*	Randgold & Exploration Co., Ltd.	256,811	$0
	Redefine Income Fund, Ltd.	83,325	74,346
	Sanlam, Ltd.	23,264,312	57,877,267
	Santam, Ltd.	663,234	7,867,922
	Sappi, Ltd.	1,311,653	21,150,154
*	Sappi, Ltd. ADR	242,500	3,911,525
	Spur Corp., Ltd.	153,378	207,785
	Steinhoff International Holdings, Ltd.	6,260,565	19,224,101
	Sun International, Ltd.	190,655	3,101,972
	Super Group, Ltd.	1,473,845	2,574,134
	Telkom South Africa, Ltd.	1,022,486	19,224,935
	Telkom South Africa, Ltd. Sponsored ADR	2,900	221,386
	Tiger Wheels, Ltd.	467,278	1,797,970
	Tongaat-Hulett Group, Ltd.	757,380	10,312,512
	Trans Hex Group, Ltd.	349,345	546,666
	Trencor, Ltd.	989,645	4,139,128
	UCS Group, Ltd.	1,309,466	530,740
	Unitrans, Ltd.	178,989	1,154,611
	Value Group, Ltd.	874,662	353,642
*	Western Areas, Ltd.	523,177	3,348,394

TOTAL — SOUTH AFRICA			586,808,980

SOUTH KOREA — (11.6%)
COMMON STOCKS — (11.6%)
#	Aekyung Petrochemical Co., Ltd.	19,060	411,393
*	Anam Electronics Co., Ltd.	15,060	78,295
	Asia Cement Manufacturing Co., Ltd.	10,728	468,903
*	Asia Paper Manufacturing Co., Ltd.	11,450	143,929
	AUK Corp.	40,090	105,553
	Baiksan Co., Ltd.	41,550	75,571
*	Bohae Brewery Co., Ltd.	8,830	227,546
* #	Bong Shin Co., Ltd.	37,790	53,373
	Boo Kook Securities Co., Ltd.	17,385	304,167
* #	Boryung Pharmaceutical Co., Ltd.	10,350	439,320
	BYC Co., Ltd.	810	134,799
*	Byuck San Corp.	10,472	149,022
#	Byuck San Engineering and Construction Co., Ltd.	87,860	886,992
*	Cambridge Members Co., Ltd.	5,780	126,475
#	Capro Corp.	121,830	295,328
	Cheil Industrial, Inc.	95,804	4,202,988
*	Cho Kwang Leather Co., Ltd.	13,660	118,307
*	Cho Kwang Paint Co., Ltd.	24,260	77,210
	Choil Aluminum Manufacturing Co., Ltd.	13,190	148,947
	Chon Bang Co., Ltd.	2,520	95,265
#	Chosun Refractories Co., Ltd.	7,370	404,274
	CJ Corp.	1,367	156,230
*	CKD Bio Corp.	9,469	54,612
*	CKF Co., Ltd.	7,160	102,124
* #	Comtec Systems Co., Ltd.	75,460	87,367
*	Cosmochemical Co., Ltd.	47,640	211,841
* #	Crown Confectionery Co., Ltd.	740	104,045
#	D.I Corp.	101,890	297,038
	Dae Chang Industrial Co.	25,740	241,885
	Dae Dong Industrial Co., Ltd.	17,320	238,945

19

		Shares	Value††
* #	Dae Hyun Co., Ltd.	192,600	$230,499
* #	Dae Sang Corp.	100,184	1,471,610
#	Dae Won Kang Up Co., Ltd.	21,320	414,062
* #	Dae Young Packaging Co., Ltd.	972,440	161,825
* #	Dae Yu Co., Ltd.	64,160	163,763
#	Daeduck Electronics Co., Ltd.	157,570	1,370,645
#	Daeduck Industries Co., Ltd.	54,840	564,748
	Daegu Bank Co., Ltd.	135,722	2,241,359
#	Daehan Fire & Marine Insurance Co, Ltd.	63,050	118,420
#	Daehan Flour Mills Co., Ltd.	5,545	1,293,686
* #	Daehan Pulp Co., Ltd.	37,630	100,255
	Daehan Synthetic Fiber Co., Ltd.	3,000	434,006
	Daekyo Co., Ltd.	18,460	1,827,753
*	Daekyung Machinery & Engineering Co., Ltd.	11,150	223,349
#	Daelim Industrial Co., Ltd.	100,830	8,710,497
	Daelim Trading Co., Ltd.	42,312	251,705
* #	Daesang Farmsco	42,230	97,326
*	Daesang Holdings Co., Ltd.	33,096	190,908
#	Daesung Industrial Co., Ltd.	12,960	1,197,461
* #	Daewon Pharmaceutical Co., Ltd.	12,880	111,977
*	Daewoo Electronic Components Co., Ltd.	18,176	196,555
#	Daewoo Motor Sales Corp.	84,270	2,651,124
	Daewoong Co., Ltd.	12,340	287,699
	Dahaam E-Tec Co., Ltd.	5,985	182,735
#	Daishin Securities Co., Ltd.	183,491	4,748,344
#	Daiyang Metal Co., Ltd.	117,990	177,979
* #	Daou Technology, Inc.	172,380	1,219,439
#	DC Chemical Co., Ltd.	55,150	2,651,401
*	Digital Power Communications Co., Ltd.	77,520	122,150
	Dong Ah Tire Industrial Co., Ltd.	51,594	307,306
*	Dong Hai Pulp Co., Ltd.	14,310	36,724
	Dong IL Rubber Belt Co., Ltd.	24,560	85,026
#	Dong Wha Pharmaceutical Industries Co.	19,377	586,293
*	Dong Won Co., Ltd.	14,220	165,140
	Dong Yang Department Store Co., Ltd.	9,000	177,450
* #	Dongbang Agro Co., Ltd.	53,610	236,294
*	Dongbang Transport Logistics Co., Ltd.	7,580	159,173
#	Dongbu Corp.	69,120	1,409,009
#	Dongbu Hannong Chemical Co., Ltd.	34,320	796,450
#	Dongbu Securities Co., Ltd.	46,962	682,358
#	Dongbu Steel Co., Ltd.	86,528	880,639
* #	DongbuElectronics Co., Ltd.	625,615	1,524,741
	Dong-II Corp.	5,310	452,547
	Dongkook Industries Co., Ltd.	1,620	12,624
#	Dongkuk Steel Mill Co., Ltd.	176,412	4,360,624
#	Dongsu Industrial Co., Ltd.	27,140	563,491
	Dongsung Chemical Co., Ltd.	9,530	97,476
*	Dongsung Pharmaceutical Co., Ltd.	18,510	172,163
#	Dongwon F&B Co., Ltd.	6,666	440,891
#	Dongwon Industries Co., Ltd.	7,116	296,230
	Dongyang Engineering & Construction Corp.	5,077	225,638
	Dongyang Express Bus Corp.	2,747	54,699
#	Dongyang Mechatronics Corp.	125,000	563,844
* #	Doosan Corp.	47,020	2,612,716
	Doosan Heavy Industries & Construction Co., Ltd.	400,500	16,631,367

20

		Shares	Value††
*	Doosan Industrial Development Co., Ltd.	25,000	$344,378
	DPI Co., Ltd.	15,159	151,730
	Duck Yang Industry Co., Ltd.	4,000	36,770
* #	Ducsung Co., Ltd.	31,950	135,059
* #	Eagon Industrial Co., Ltd.	17,070	285,879
*	En Paper Manufacturing Co., Ltd.	46,660	232,895
*	Enex Co., Ltd.	5,960	44,889
* #	e-Starco Co., Ltd.	170,050	207,608
#	F&F Co., Ltd.	62,660	321,657
*	Feelux Co., Ltd.	64,290	115,118
* #	First Fire & Marine Insurance Co., Ltd.	81,520	345,909
#	Fursys, Inc.	24,120	681,534
	Gaon Cable Co., Ltd.	12,730	372,101
	Global & Yuasa Battery Co., Ltd.	38,220	306,925
	Green Cross Corp.	10,540	770,177
	GS Engineering & Construction Corp.	12,000	1,119,912
	GS Holdings Corp.	228,000	7,503,094
*	H.S. Industries Co., Ltd.	5,690	52,192
#	Hae In Co., Ltd.	55,050	199,524
#	Halla Engineering & Construction Corp.	27,890	805,746
*	Han All Pharmaceutical Co., Ltd.	79,410	164,485
#	Han Kuk Carbon Co., Ltd.	25,070	232,619
	Han Wha Corp.	146,740	5,669,276
#	Han Yang Securities Co., Ltd.	37,080	497,130
	Hana Financial Group, Inc.	88,972	4,533,935
	Handok Pharmaceuticals Co., Ltd.	18,150	281,646
#	Handsome Corp.	114,000	2,126,087
#	Hanil Cement Manufacturing Co., Ltd.	22,253	2,053,901
* #	Hanil Construction Co., Ltd.	27,480	520,294
#	Hanil E-Wha Co., Ltd.	112,700	317,609
	Hanil Iron & Steel Co., Ltd.	1,815	42,500
#	Hanjin Heavy Industry Co., Ltd.	165,520	5,779,053
#	Hanjin Shipping Co., Ltd.	207,760	6,281,077
#	Hanjin Transportation Co., Ltd.	38,000	1,353,057
	Hankook Cosmetics Co., Ltd.	110,860	418,959
	Hankook Tire Manufacturing Co., Ltd.	335,120	5,433,489
#	Hankuk Electric Glass Co., Ltd.	23,010	566,034
	Hankuk Glass Industries, Inc.	27,020	1,222,897
#	Hankuk Paper Manufacturing Co., Ltd.	14,500	489,245
#	Hanmi Capital Co., Ltd.	53,950	540,620
	Hansae Co., Ltd.	43,890	155,175
	Hansol Chemical Co., Ltd.	35,837	324,441
#	Hansol Paper Co., Ltd.	140,144	2,309,095
#	Hanssem Co., Ltd.	49,690	444,844
* #	Hansung Enterprise Co., Ltd.	9,410	66,857
#	Hanwha Chemical Corp.	255,850	3,209,221
#	Hanwha Securities Co., Ltd.	113,010	1,312,396
*	Heung-A Shipping Co., Ltd.	63,680	167,534
	Histeel Co., Ltd.	1,188	20,453
*	Hi-Tron Systems, Inc.	11,660	49,747
	Honam Petrochemical Corp.	55,389	3,775,329
#	Hotel Shilla, Ltd.	187,880	3,084,656
	HS R&A Co., Ltd.	12,680	190,524
#	Huchems Fine Chemical Corp.	69,410	684,098
* #	Huneed Technologies Co., Ltd.	90,030	110,674

21

		Shares	Value††
*	HungKuk Ssangyong Fire & Marine Insurance Co., Ltd.	81,050	$471,705
	Husteel Co., Ltd.	22,160	375,967
#	Hwa Sung Industrial Co.	44,200	873,947
*	Hwacheon Machinery Works Co., Ltd.	4,490	70,808
	Hwashin Co., Ltd.	59,700	160,686
* #	Hyosung T & C Co., Ltd.	124,047	3,433,968
	Hyundai Cement Co., Ltd.	17,245	619,191
#	Hyundai Department Store H & S Co., Ltd.	15,752	1,230,779
#	Hyundai Hysco	196,370	2,059,999
#	Hyundai Merchant Marine Co., Ltd.	238,271	5,623,642
	Hyundai Motor Co., Ltd.	526,760	39,836,066
	Hyundai Pharmaceutical Ind. Co., Ltd.	4,200	113,401
#	Hyundai Securities Co., Ltd.	436,360	6,367,437
#	Hyundai Steel Co.	238,900	8,889,733
#	II Dong Pharmaceutical Co., Ltd.	15,450	780,658
*	II Sung Construction Co., Ltd.	7,660	71,102
#	IIjin Diamond Co., Ltd.	11,368	187,153
* #	IIjin Display Co., Ltd.	14,591	225,583
#	IIjin Electric, Ltd.	136,910	514,643
	IIshin Spinning Co., Ltd.	5,070	282,935
#	IIsung Pharmaceutical Co., Ltd.	3,990	322,774
#	ISU Chemical Co., Ltd.	14,350	145,301
#	Isupetasys Co., Ltd.	116,640	223,046
#	Jahwa Electronics Co., Ltd.	69,130	683,736
#	Jeil Mutual Savings Bank	40,900	549,326
	Jeil Pharmaceutical Co.	22,200	147,142
#	Jeonbuk Bank, Ltd.	134,731	1,373,843
* #	Jindo Corp.	59,460	223,596
*	Jinro, Ltd.	407	19,707
#	Joongang Construction Co., Ltd.	20,550	414,988
	K.C. Tech Co., Ltd.	77,520	327,759
	KCC Corp.	29,050	9,219,563
#	Keang Nam Enterprises Co., Ltd.	49,632	972,614
*	KEC Corp.	116,249	146,351
	KEC Holdings Co., Ltd.	38,749	72,801
*	Kedcom Co., Ltd.	273,360	140,315
#	Keyang Electric Machinery Co., Ltd.	187,450	436,193
#	KG Chemical Corp.	36,983	328,213
#	Kia Motors Corp.	906,010	13,697,869
	KISWIRE, Ltd.	28,064	818,502
	Kodenshi Korea Corp.	59,410	203,102
* #	KOJE Co., Ltd.	9,110	42,688
	Kolon Chemical Co., Ltd.	30,230	422,207
* #	Kolon Industries, Inc.	58,649	937,685
* #	Korea Automotive Systems Co., Ltd.	10,160	272,752
	Korea Cast Iron Pipe Co., Ltd.	44,688	194,883
#	Korea Circuit Co.	57,220	262,241
* #	Korea Cottrell Co., Ltd.	5,402	254,634
* #	Korea Data Systems Co., Ltd.	64,021	68,199
#	Korea Development Co., Ltd.	31,190	801,078
#	Korea Development Leasing Corp.	6,348	328,504
#	Korea Electric Terminal Co., Ltd.	28,500	675,437
* #	Korea Exchange Bank	283,980	4,154,140
*	Korea Fine Chemical Co., Ltd.	5,310	83,587
#	Korea Flange Co., Ltd.	18,630	228,904

22

		Shares	Value††
#	Korea Investment Holdings Co., Ltd.	116,926	$6,001,090
#	Korea Iron & Steel Co., Ltd.	31,720	1,506,520
	Korea Kolmar Co., Ltd.	20,300	95,546
#	Korea Komho Petrochemical Co., Ltd.	90,220	2,984,403
#	Korea Line Corp.	29,680	1,440,163
#	Korea Mutual Savings Bank	14,910	276,436
#	Korea Petrochemical Industry Co., Ltd.	15,960	836,102
#	Korea Polyol Co., Ltd.	8,237	391,358
#	Korea Zinc Co., Ltd.	52,610	5,591,068
	Korean Air Co., Ltd.	203,658	7,530,697
	Korean Air Terminal Service Co., Ltd.	10,970	381,388
* #	Korean French Banking Corp.	249,570	429,231
* #	KP Chemical Corp.	304,576	1,401,846
*	KP&L Co., Ltd.	149,770	157,933
* #	KPC Holdings Corp.	7,250	248,857
	KT Freetel, Ltd.	319,000	10,672,984
* #	KTB Network, Ltd.	154,280	880,917
#	Kukdo Chemical Co., Ltd.	15,960	400,940
#	Kumho Industrial Co., Ltd.	99,300	2,690,052
*	Kumkang Industrial Co., Ltd.	11,170	111,835
	Kunsul Chemical Industrial Co., Ltd.	22,480	406,174
#	Kwang Dong Pharmaceutical Co., Ltd.	243,890	820,530
* #	Kwang Myung Electric Engineering Co., Ltd.	210,820	180,122
#	Kyeryong Construction Industrial Co., Ltd.	26,510	1,090,075
#	Kyobo Securities Co., Ltd.	108,910	1,220,205
	Kyung Dong Navien Co., Ltd.	3,450	91,621
*	Kyungbang Co., Ltd.	1,856	264,615
*	Leeku Industrial Co., Ltd.	4,040	81,971
#	LG Chemical, Ltd.	174,210	8,026,547
#	LG Corp.	333,260	11,119,594
	LG Dacom Corp.	63,060	1,448,720
	LG Electronics, Inc.	325,770	19,458,857
	LG International Corp.	117,374	2,715,383
	LG Petrochemical Co., Ltd.	118,910	3,087,080
* #	LG Phillips LCD Co., Ltd.	310,000	9,641,393
	Lotte Chilsung Beverage Co., Ltd.	1,080	1,328,908
	Lotte Confectionary Co., Ltd.	3,137	3,879,587
#	Lotte Sam Kang Co., Ltd.	4,090	773,845
	LS Cable, Ltd.	87,310	3,706,004
#	Meritz Fire Marine Insurance Co., Ltd.	168,100	1,202,521
#	Meritz Securities Co., Ltd.	101,390	935,760
*	Mi Chang Oil Industrial Co., Ltd.	3,650	67,732
*	MonAmi Co., Ltd.	9,490	144,587
#	Moorim Paper Co., Ltd.	57,710	612,573
	Motonic Corp.	640	31,347
#	Namhae Chemical Corp.	163,880	508,995
*	Namkwang Engineering & Construction Co., Ltd.	15,640	103,288
*	Namsun Aluminum Co., Ltd.	14,470	58,825
	Namyang Dairy Products Co., Ltd.	1,785	1,554,089
* #	Nasan Co., Ltd.	16,090	288,535
*	Nexen Corp.	5,680	129,997
	NH Investment & Securities Co., Ltd.	54,071	754,297
	Nong Shim Holdings Co., Ltd.	5,420	512,446
*	Noroo Paint Co., Ltd.	37,899	175,342
#	Ottogi Corp.	10,309	1,142,119

23

		Shares	Value††
* #	Pacific Pharmaceutical Co., Ltd.	3,840	$164,642
#	Pang Rim Co., Ltd.	15,040	303,210
* #	Pantech & Curitel Communications, Inc.	85,030	86,431
*	Pantech Co., Ltd.	40,270	92,166
	PaperCorea, Inc.	19,552	108,502
	Pohang Coated Steel Co., Ltd.	12,780	247,083
#	Poong Lim Industrial Co., Ltd.	74,350	813,315
#	Poong San Corp.	123,590	3,242,545
	POSCO	420	132,060
#	POSCO Sponsored ADR	950,211	74,933,639
#	Pulmuone Co., Ltd.	15,710	539,838
#	Pum Yang Construction Co., Ltd.	21,917	314,668
	Pusan Bank	368,650	4,550,842
#	Pusan City Gas Co., Ltd.	34,950	826,230
* #	Pyung Hwa Holdings Co., Ltd.	42,576	134,918
#	Pyung Hwa Industrial Co., Ltd.	42,488	214,620
*	Rocket Electric Co., Ltd.	3,460	17,387
#	S&T Corp.	16,400	473,894
#	S&T Dynamics Co., Ltd.	94,174	660,881
* #	Saehan Industries, Inc.	162,470	889,227
* #	Saehan Media Corp.	85,210	169,524
*	Sajo Industries Co., Ltd.	22,720	188,302
*	Sam Kwang Glass Industrial Co., Ltd.	13,270	259,687
*	Sam Whan Camus Co., Ltd.	9,400	73,929
	Sam Yung Trading Co., Ltd.	13,840	36,002
#	Sambu Construction Co., Ltd.	23,868	863,162
	Samhwa Crown and Closure Co., Ltd.	3,100	50,757
	Samhwa Paints Industrial Co., Ltd.	48,610	184,601
	Samsung Climate Control Co., Ltd.	11,990	102,626
	Samsung Corp.	344,090	12,167,315
* #	Samsung Electro-Mechanics Co., Ltd.	99,520	4,482,154
#	Samsung Fine Chemicals Co., Ltd.	76,980	1,942,558
	Samsung Heavy Industries Co., Ltd.	50,000	1,259,307
#	Samsung SDI Co., Ltd.	133,040	9,479,250
	Samsung Securities Co., Ltd.	116,860	6,637,066
#	Samwhan Corp.	38,370	1,043,606
#	Samyang Corp.	29,585	1,962,097
#	Samyang Genex Co., Ltd.	8,752	828,167
	Samyang Tongsang Co., Ltd.	6,100	168,085
*	Samyoung Chemical Co., Ltd.	2,820	25,729
#	Samyoung Electronics Co., Ltd.	56,300	632,185
#	Seah Holdings Corp.	10,789	1,035,618
#	Seah Steel Corp.	14,125	554,299
	Sebang Co., Ltd.	48,600	466,719
	Sejong Industrial Co., Ltd.	101,600	486,516
	Sempio Foods Co.	14,340	371,095
#	Seondo Electric Co., Ltd.	35,800	75,853
#	Seoul Securities Co., Ltd.	1,205,990	2,053,339
*	SGWICUS Corp.	20,530	77,777
*	SH Chemical Co., Ltd.	44,940	219,002
*	Shin Dong-Ah Fire & Marine Insurance Co.	32,653	187,644
#	Shin Heung Securities Co., Ltd.	34,533	391,048
*	Shin Poong Paper Manufacturing Co., Ltd.	14,470	181,629
#	Shin Young Securities Co., Ltd.	18,390	756,870
	Shin Young Wacoal, Inc.	273	27,052

24

		Shares	Value††
	Shinhan Financial Group Co., Ltd.	96,326	$4,713,712
	Shinpoong Pharmaceutical Co., Ltd.	13,200	346,667
#	Shinsegae Engineering & Construction Co., Ltd.	3,980	163,062
*	Shinsung Engineering & Construction Co., Ltd.	38,300	252,120
	Shinsung Engineering Co., Ltd.	108,470	420,300
*	Shinsung Tongsang Co., Ltd.	34,250	134,594
#	Sindo Ricoh Co., Ltd.	26,750	1,651,151
* #	SJM Co., Ltd.	60,580	269,543
#	SK Chemicals Co., Ltd.	40,060	1,894,977
	SK Corp., Ltd.	361,340	26,567,286
	SK Gas Co., Ltd.	24,760	1,291,073
#	SKC Co., Ltd.	74,250	1,958,737
	SL Corp.	33,210	252,242
	Songwon Industrial Co., Ltd.	45,480	198,607
* #	Soosan Heavy Industries Co., Ltd.	233,050	189,216
* #	Ssangyong Cement Industry Co., Ltd.	202,996	3,013,233
* #	Ssangyong Motor Co.	390,550	2,177,227
#	Suheung Capsule Co., Ltd.	52,170	341,637
*	Sung Bo Chemicals Co., Ltd.	4,130	159,103
#	Sung Chang Enterprise Co., Ltd.	20,760	361,055
#	Sung Shin Cement Co., Ltd.	60,720	948,555
*	Sungjee Construction Co., Ltd.	11,880	206,165
* #	Sungwon Corp.	55,510	390,571
	Sunjin Co., Ltd.	7,650	305,949
#	Sunkyong Securities Co., Ltd.	384,280	590,585
#	Tae Kwang Industrial Co., Ltd.	2,881	2,299,467
	Tae Kyung Industrial Co., Ltd.	63,000	189,708
#	Tae Young Corp.	24,260	1,887,638
#	Taegu Department Store Co., Ltd.	52,221	1,043,217
#	Tai Han Electric Wire Co., Ltd.	130,667	3,565,389
	Tai Lim Packaging Industries Co., Ltd.	13,420	113,151
*	Telcoware Co., Ltd.	36,000	475,574
*	The Will-Bes & Co., Ltd.	27,760	86,772
*	Tong Kook Corp.	607	1,021
*	Tong Yang Major Corp.	24,960	203,618
	Tong Yang Moolsan Co., Ltd.	12,890	85,750
* #	TRYBRANDS, Inc.	75,800	427,536
#	TS Corp.	11,001	481,027
*	Unid Co., Ltd.	19,400	464,695
	Union Steel Manufacturing Co., Ltd.	29,697	858,340
	Wiscom Co., Ltd.	32,980	147,025
#	Woori Investment & Securities Co., Ltd.	363,080	8,063,856
*	WooSung Feed Co., Ltd.	72,820	122,235
	YESCO Co., Ltd.	12,780	382,479
#	Yoosung Enterprise Co., Ltd.	106,520	566,713
#	Youlchon Chemical Co., Ltd.	82,970	914,597
*	Young Poong Mining & Construction Corp.	18,030	1,067
	Youngbo Chemical Co., Ltd.	33,000	87,701
#	Youngone Corp.	122,650	622,644
#	Youngpoong Corp.	3,430	922,934
	Yuhwa Securities Co., Ltd.	22,100	338,920
* #	Yuyang Telecom Co., Ltd.	6,460	107,279
*	Zinus, Inc.	9,330	7,529

TOTAL — SOUTH KOREA			590,276,041

25

		Shares	Value††
TAIWAN — (12.2%)
COMMON STOCKS — (12.2%)
*	A.G.V. Products Corp.	1,786,000	$414,498
*	Abocom Systems, Inc.	442,000	175,681
	Acbel Polytech, Inc.	2,182,040	800,122
*	Accton Technology Corp.	1,621,000	1,073,194
	Allis Electric Co., Ltd.	86,320	19,419
	Ampoc Far East Co., Ltd.	706,020	317,067
*	Amtran Technology Co., Ltd.	1,669,385	1,261,058
*	Apex Science & Engineering Corp.	103,000	15,114
*	Arima Computer Corp.	4,196,000	925,286
	Asia Cement Corp.	11,199,042	11,092,744
	Asia Chemical Corp.	1,365,000	489,255
	Asia Polymer Corp.	1,206,489	505,455
*	Asia Vital Components Co., Ltd.	1,133,322	665,836
	Asustek Computer, Inc.	122,808	336,639
	AU Optronics Corp.	3,907,428	5,260,937
	Aurora Corp.	448,650	267,602
	Aurora Systems Corp.	157,000	74,157
	Avision, Inc.	922,406	630,220
	Bank of Kaohsiung Co., Ltd.	3,185,622	1,501,407
*	Behavior Tech Computer Corp.	847,791	367,522
*	Benq Corp.	11,878,000	6,527,000
	Bes Engineering Corp.	6,527,089	1,607,177
*	Biostar Microtech International Corp.	449,280	233,032
	C Sun Manufacturing, Ltd.	173,892	123,254
*	Carnival Industrial Corp.	2,092,000	481,636
	Cathay Chemical Works, Inc.	857,000	300,555
*	Cathay Real Estate Development Co., Ltd.	4,872,421	3,739,844
*	Central Insurance Co., Ltd.	574,020	300,855
	Central Reinsurance Co., Ltd.	1,041,614	402,385
	Chain Qui Development Co., Ltd.	260,000	193,199
*	Champion Building Materials Co., Ltd.	1,195,000	577,515
*	Chang Hwa Commercial Bank	19,928,459	13,552,659
*	Chang-Ho Fibre Corp.	192,000	75,643
*	Charoen Pokphand Enterprises Co., Ltd.	534,000	138,958
	Cheng Loong Corp.	5,181,480	2,014,150
	Chenming Mold Industrial Corp.	727,625	306,049
	Chi Mei Optoelectronic Corp.	13,942,000	14,803,327
*	Chia Her Industrial Co., Ltd.	1,837,340	206,844
*	Chia Hsin Cement Corp.	2,967,000	2,044,176
*	Chia Hsin Food & Synthetic Fiber Co., Ltd.	812,250	54,551
*	Chien Shing Stainless Steel Co., Ltd.	1,472,000	515,428
*	Chien Tai Cement Co., Ltd.	282,238	13,533
*	China Airlines	17,113,223	7,985,436
	China Chemical & Pharmaceutical Co.	2,971,264	1,042,566
	China Development Financial Holding Corp.	49,184,870	21,896,278
	China Electric Manufacturing Co., Ltd.	1,796,200	938,105
*	China General Plastics Corp.	2,402,000	639,938
	China Glaze Co., Ltd.	753,000	237,422
*	China Man-Made Fiber Co., Ltd.	6,522,813	1,440,880
	China Motor Co., Ltd.	6,076,368	5,556,637
*	China Petrochemical Development Corp.	9,270,000	2,693,731
*	China Rebar Co., Ltd.	439,188	53,506

26

		Shares	Value††
	China Steel Structure Co., Ltd.	318,219	$149,802
	China Synthetic Rubber Corp.	2,450,890	2,898,035
*	China United Trust & Investment Corp.	493,999	79,568
*	China Wire & Cable Co., Ltd.	379,000	73,629
	Chinatrust Financial Holdings Co., Ltd.	25,190,809	21,496,369
	Ching Feng Home Fashions Industries Co., Ltd.	383,520	94,953
	Chin-Poon Industrial Co., Ltd.	1,580,451	1,028,686
	Chun Yu Works & Co., Ltd.	1,800,000	570,699
	Chun Yuan Steel Industrial Co., Ltd.	2,250,187	959,476
	Chung Hsin Electric & Machinery Co., Ltd.	858,000	520,469
	Chung Hwa Pulp Corp.	2,546,419	1,367,667
*	Chung Shing Textile Co., Ltd.	600	9
*	Chungwa Picture Tubes Co., Ltd.	32,516,045	6,923,643
*	Clevo Co.	2,350,990	1,830,933
*	CMC Magnetics Corp.	15,041,000	5,108,025
	Collins Co., Ltd.	1,449,319	452,617
	Compal Electronics, Inc.	2,266,898	2,083,970
*	Compeq Manufacturing Co., Ltd.	6,303,000	2,999,566
*	Compex International Co. Ltd.	46,400	287
	Continental Engineering Corp.	3,183,848	2,702,247
*	Cosmos Bank Taiwan	8,567,000	3,209,380
	CTCI Corp.	2,705,961	1,964,504
	Cyntec Co., Ltd.	38,798	50,175
*	Da-Cin Construction Co., Ltd.	1,092,579	505,189
*	Delpha Construction Co., Ltd.	1,684,044	487,057
*	Der Pao Construction Co., Ltd.	1,139,000	28,880
	Diamond Flower Electric Instrument Co., Ltd.	66,585	112,304
	E.Sun Financial Holding Co., Ltd.	106,000	72,141
	Eastern Media International	5,685,235	2,069,983
	Eclat Textile Co., Ltd.	243,249	120,413
	Edom Technology Co., Ltd.	740,800	360,345
	Elan Microelectronics Corp.	1,495,361	761,743
*	Elite Material Co., Ltd.	102,697	55,473
	Elite Semiconductor Memory Technology, Inc.	747,582	796,007
	Elitegroup Computer Systems Co., Ltd.	2,949,975	1,644,250
	Enlight Corp.	1,485,000	495,732
*	EnTie Commercial Bank	5,484,474	1,845,247
	Eten Information Systems, Ltd.	834,094	845,620
	Eva Airways Corp.	16,403,783	6,763,159
*	Ever Fortune Industrial Co., Ltd.	409,000	4,173
*	Everest Textile Co., Ltd.	1,958,002	409,133
	Evergreen International Storage & Transport Corp.	4,520,000	2,504,667
	Evergreen Marine Corp., Ltd.	8,407,527	4,938,669
	Everlight Chemical Industrial Corp.	1,712,950	648,849
*	Everspring Industry Co., Ltd.	1,095,180	261,021
*	Evertop Wire Cable Corp.	660,000	377,272
	Excel Cell Electronics Co., Ltd.	565,000	486,631
	Far East Textile, Ltd.	17,269,458	14,567,452
	Far Eastern Department Stores, Ltd.	3,946,332	2,142,756
	Far Eastern International Bank	5,970,236	2,839,346
	Federal Corp.	2,076,876	1,517,706
	Feng Hsin Iron & Steel Co., Ltd.	333,000	364,937
*	FIC Global, Inc.	244,510	31,560
	First Copper Technology Co., Ltd.	1,638,750	713,567
	First Financial Holding Co., Ltd.	3,305,163	2,469,374

27

		Shares	Value††
	First Hotel	399,454	$411,221
*	First Steamship Co., Ltd.	728,000	527,234
	Formosa Taffeta Co., Ltd.	6,473,511	4,533,790
*	Formosan Rubber Group, Inc.	2,419,000	1,533,744
	Formosan Union Chemical Corp.	215,239	81,070
	Fortune Electric Co., Ltd.	945,000	400,230
*	Fu I Industrial Co., Ltd.	264,000	84,630
	Fubon Financial Holding Co., Ltd.	15,439,000	14,537,725
*	Fuh-Hwa Financial Holding Co., Ltd.	9,699,422	4,521,471
	Fwuson Industry Co., Ltd.	915,000	200,237
*	G.T.M. Corp.	543,000	408,787
*	Giga Storage Corp.	2,039,898	383,070
	Giga-Byte Technology Co., Ltd.	3,504,287	2,735,007
	Gold Circuit Electronics, Ltd.	1,421,805	1,018,766
	Goldsun Development & Construction Co., Ltd.	6,252,232	3,333,032
	Good Will Instrument Co., Ltd.	348,000	203,553
	Gordon Auto Body Parts Co., Ltd.	641,690	341,890
*	Grand Pacific Petrochemical Corp.	3,021,000	1,119,404
	Grape King, Inc.	854,000	261,484
	Great China Metal Industry Co., Ltd.	1,531,000	774,676
	Great Wall Enterprise Co., Ltd.	2,406,980	1,344,182
	Hanpin Co., Ltd.	1,008,000	484,198
*	Helix Technology, Inc.	158,211	3,766
	Hey Song Corp.	2,416,000	1,129,995
*	Hitron Technologies, Inc.	619,000	201,185
*	Ho Tung Holding Corp.	2,607,628	634,720
*	Hocheng Corp.	2,056,000	709,689
*	Hold-Key Electric Wire & Cable Co., Ltd.	735,420	189,497
*	Hong Ho Precision Textile Co., Ltd.	93,889	11,580
	Hong Tai Electric Industrial Co., Ltd.	1,943,000	854,495
	Hsin Kuang Steel Co., Ltd.	990,481	642,224
	Hsing Ta Cement Co., Ltd.	1,387,980	557,652
*	Hua Eng Wire & Cable Co., Ltd.	3,115,035	1,120,119
	Hua Nan Financial Holding Co., Ltd.	86,428	61,593
*	Hualon Corp.	257,040	8,584
	Hung Ching Development & Construction Co., Ltd.	1,828,468	889,723
	Hung Poo Construction Corp.	1,648,000	2,028,483
	Hung Sheng Construction Co., Ltd.	2,520,000	2,173,370
	Inventec Corp.	5,779,712	5,012,089
	Jui Li Enterprise Co., Ltd.	355,000	102,497
	Jung Shing Wire Co., Ltd.	123,000	43,102
	K Laser Technology, Inc.	680,000	619,581
	Kang Na Hsiung Co., Ltd.	1,395,127	699,225
*	Kao Hsing Chang Iron & Steel Corp.	2,196,000	431,739
	Kaulin Manufacturing Co., Ltd.	737,050	527,952
*	Kee Tai Properties Co., Ltd.	823,900	720,359
*	Kenda Rubber Industrial Co., Ltd.	1,754,465	1,143,130
	King Yuan Electronics Co., Ltd.	1,956,914	1,674,089
*	Kingdom Construction Co., Ltd.	2,469,000	1,172,144
*	King’s Town Bank	2,933,012	922,146
	Kinpo Electronics, Inc.	6,406,440	2,467,226
	Knowledge-Yield-Excellence Systems Corp.	418,941	446,362
	Kung Long Batteries Industrial Co., Ltd.	173,000	167,967
*	Kuoyang Construction Co., Ltd.	641,029	578,172
*	Kwong Fong Industries Corp.	3,076,000	690,968

28

		Shares	Value††
*	Lan Fa Textile Co., Ltd.	745,604	$169,193
*	Lead Data Co., Ltd.	1,971,140	315,770
*	Leadtek Research, Inc.	1,009,493	268,419
*	Lealea Enterprise Co., Ltd.	3,654,000	561,327
	Lee Chang Yung Chemical Industry Corp.	900,376	914,780
	Lee Chi Enterprises Co., Ltd.	1,889,900	468,423
	Lelon Co., Ltd.	919,118	451,016
*	Leofoo Development Co., Ltd.	1,940,000	1,469,735
	Les Enphants Co., Ltd.	157,740	111,971
*	Li Peng Enterprise Co., Ltd.	3,223,000	911,334
	Li Shin International Enterprise Corp.	236,528	178,862
	Lien Chang Electronic Enterprise Co., Ltd.	623,000	183,600
	Lien Hwa Industrial Corp.	3,157,911	1,739,258
*	Lingsen Precision Industries, Ltd.	1,536,320	493,450
	Long Bon Development Co., Ltd.	2,146,943	1,277,975
	Long Chen Paper Co., Ltd.	2,357,000	1,105,529
	Lucky Cement Corp.	1,872,000	568,810
*	Lung Hwa Electronics Corp.	163,000	30,872
*	Macronix International Co., Ltd.	15,669,009	7,075,016
	Mayer Steel Pipe Corp.	728,200	524,883
	Maywufa Co., Ltd.	187,575	55,751
	Mega Financial Holding Co., Ltd.	42,101,000	31,956,509
*	Megamedia Corp.	782	6
	Meiloon Co., Ltd.	556,700	427,198
*	Mercuries & Associates, Ltd.	2,271,980	703,615
*	Mercuries Data Co., Ltd.	930,800	221,137
	Merida Industry Co., Ltd.	447,260	442,847
*	Microelectronics Technology, Inc.	2,178,000	978,415
	Micro-Star International Co., Ltd.	4,261,931	3,402,987
*	Microtek International, Inc.	429,062	54,565
	Mitac Technology Corp.	1,339,065	578,163
	Mobiletron Electronics Co., Ltd.	90,000	103,025
	Mospec Seminconductor Corp.	404,000	206,100
*	Mustek Systems, Inc.	988,514	152,627
*	Namchow Chemical Industrial Co., Ltd.	164,057	30,311
	Nankang Rubber Tire Co., Ltd.	146,036	221,201
	Nantex Industry Co., Ltd.	1,263,615	696,873
	Nanya Technology Co., Ltd.	13,242,085	10,801,827
*	New Asia Construction & Development Co., Ltd.	586,000	84,753
	Nien Hsing Textile Co., Ltd.	2,398,000	1,404,053
	Ocean Plastics Co., Ltd.	972,776	457,833
*	Optimax Technology Corp.	2,706,000	1,918,603
*	Opto Tech Corp.	1,328,000	731,789
*	Orient Semiconductor Electronics, Ltd.	648,713	98,830
	Oriental Union Chemical Corp.	3,814,000	2,420,686
*	Pacific Construction Co., Ltd.	2,764,256	690,249
*	Pacific Electric Wire & Cable Corp.	1,873,020	30,117
*	Pan Jit International, Inc.	1,138,893	638,665
	Phihong Technology Co., Ltd.	1,445,404	977,848
*	Picvue Electronics, Ltd.	604,000	11,108
*	Potrans Electrical Corp.	1,139,000	153,557
*	Primax Electronics, Ltd.	1,839,744	829,484
	Prince Housing & Development Corp.	3,013,987	1,986,797
*	Procomp Informatics, Ltd.	391,440	0
*	Prodisc Technology, Inc.	6,185,157	739,239

29

		Shares	Value††
*	Promise Technology, Inc.	646,126	$491,830
*	Quintain Steel Co., Ltd.	2,054,000	407,586
	Radium Life Tech Corp.	698,273	1,147,989
	Ralec Electronic Corp.	159,018	134,546
	Realtek Semiconductor Corp.	1,503,810	2,331,877
*	Rectron, Ltd.	78,300	10,361
*	Reward Wool Industry Corp.	743,000	180,356
*	Rexon Industrial Corp., Ltd.	218,820	56,997
*	Ritek Corp.	12,582,518	3,698,685
	Ruentex Development Co., Ltd.	2,897,000	2,400,306
	Ruentex Industries, Ltd.	2,485,000	1,517,028
*	Sainfoin Technology Corp.	835,498	8,784
*	Sampo Corp.	5,194,684	1,298,161
	San Fang Chemical Industry Co., Ltd.	207,280	123,676
	Sanyang Industrial Co., Ltd.	3,466,000	2,311,862
	Sanyo Electric Co., Ltd.	826,000	637,545
*	Senao International Co., Ltd.	148,000	106,218
	Sheng Yu Steel Co., Ltd.	1,473,000	1,338,711
	Shihlin Electric & Engineering Corp.	1,643,000	1,770,109
	Shinkong Co., Ltd.	1,693,233	939,182
*	Shinkong Synthetic Fibers Co., Ltd.	6,502,000	1,758,228
	Shuttle, Inc.	772,223	391,889
	Silicon Integrated Systems Corp.	7,301,485	4,110,531
	Sincere Navigation Corp.	458,462	587,122
*	Sinkang Industries Co., Ltd.	419,000	370,911
	Sinkong Spinning Co., Ltd.	935,825	942,738
	Sinon Corp.	1,798,700	507,059
	SinoPac Holdings Co., Ltd.	13,190,809	7,096,221
*	Sintek Photronics Corp.	4,211,182	913,865
	Siward Crystal Technology Co., Ltd.	514,332	317,657
*	Solomon Technology Corp.	1,916,000	668,675
	South East Soda Manufacturing Co., Ltd.	683,000	332,560
	Southeast Cement Co., Ltd.	2,638,700	795,228
*	Space Shuttle Hi-Tech Co., Ltd.	317,032	63,183
	Standard Chemical & Pharmaceutical Co., Ltd.	837,000	457,212
	Standard Foods Taiwan, Ltd.	1,409,000	603,784
	Stark Technology, Inc.	1,073,000	578,037
	Sunonwealth Electric Machine Industry Co., Ltd.	1,122,143	681,366
	Synnex Technology International Corp.	1,460,900	1,652,170
	Systex Corp., Ltd.	2,772,341	908,239
	T JOIN Transportation Co.	1,537,000	772,397
	Ta Chen Stainless Pipe Co., Ltd.	957,996	1,049,738
	Ta Chong Bank, Ltd.	11,180,906	3,461,096
*	Ta Ya Electric Wire & Cable Co., Ltd.	2,315,515	985,684
	Tah Hsin Industrial Corp.	912,000	537,890
	Ta-I Technology Co., Ltd.	741,699	839,256
*	Taichung Commercial Bank	8,369,000	1,754,392
*	Tainan Spinning Co., Ltd.	6,757,000	2,512,607
*	Taishin Financial Holdings Co., Ltd.	26,525,000	14,556,905
*	Taisun Enterprise Co., Ltd.	1,586,721	343,665
*	Taita Chemical Co., Ltd.	1,212,690	325,643
*	Taitung Business Bank	296	9
*	Taiwan Business Bank	12,090,912	3,842,396
	Taiwan Cement Corp.	12,064,315	10,944,355
	Taiwan Cooperative Bank	11,478,534	8,272,599

30

		Shares	Value††
	Taiwan Fire & Marine Insurance Co., Ltd.	1,895,320	$1,156,487
*	Taiwan Flourescent Lamp Co., Ltd.	756,000	137,513
	Taiwan Glass Ind. Corp.	4,019,203	3,152,261
	Taiwan Hon Chuan Enterprise Co., Ltd.	793,631	633,084
	Taiwan Kai Yih Industrial Co., Ltd.	484,000	300,800
*	Taiwan Kolin Co., Ltd.	5,797,000	1,673,958
	Taiwan Line Tek Electronic Co., Ltd.	419,120	225,975
	Taiwan Mask Corp.	1,556,000	910,246
	Taiwan Navigation Co., Ltd.	684,898	481,789
	Taiwan Polypropylene Co., Ltd.	1,356,000	1,186,239
*	Taiwan Pulp & Paper Corp.	1,465,000	452,211
	Taiwan Sakura Corp.	1,321,397	304,207
	Taiwan Sogo Shinkong Security Co., Ltd.	598,142	550,195
*	Taiwan Styrene Monomer Corp.	3,151,000	1,388,709
*	Taiwan Tea Corp.	4,133,381	1,073,497
	Taiyen Biotech Co., Ltd.	1,275,000	774,241
*	Tatung Co., Ltd.	9,309,000	4,332,126
*	Teapo Electronic Corp.	2,021,670	487,582
	Teco Electric & Machinery Co., Ltd.	9,861,834	4,574,787
	Tecom, Ltd.	1,440,753	624,432
	Test-Rite International Co., Ltd.	1,318,753	705,720
	Tex-Ray Industrial Co., Ltd.	724,000	319,317
	The Ambassador Hotel	605,000	620,229
*	The Chinese Bank	8,296,000	967,455
	The First Insurance Co., Ltd.	1,602,224	737,612
	Thye Ming Industrial Co., Ltd.	164,000	132,279
	Ton Yi Industrial Corp.	5,479,810	1,981,532
	Tong Yang Industry Co., Ltd.	422,000	342,468
	Tsann Kuen Enterprise Co., Ltd.	1,089,000	933,104
	TSRC Corp.	1,874,400	1,279,893
	Tung Ho Steel Enterprise Corp.	2,688,555	2,458,668
*	Twinhead International Corp.	1,311,017	164,703
*	TYC Brother Industrial Co., Ltd.	543,320	408,292
*	Tycoons Group Enterprise Co., Ltd.	2,305,000	419,619
	Tze Shin International Co., Ltd.	840,000	389,818
*	Ulead Systems, Inc.	301,000	279,221
*	Union Bank of Taiwan	7,497,577	2,114,789
*	Union Insurance Co., Ltd.	1,794,575	346,990
	Uni-President Enterprises Corp.	1,000,000	974,918
	Unitech Electronics Co., Ltd.	1,008,474	417,453
	Unitech Printed Circuit Board Corp.	1,718,475	808,719
	United Integration Service Co., Ltd.	930,000	678,676
	United Microelectronics Corp.	70,360,474	46,217,115
*	Universal Cement Corp.	2,333,169	971,673
*	Universal Microelectronics Co., Ltd.	729,010	371,007
	Universal Scientific Industrial Co., Ltd.	3,172,823	1,788,740
	Universal, Inc.	622,000	226,119
	UPC Technology Corp.	3,568,799	1,587,485
	USI Corp.	3,514,000	1,023,078
*	U-TECH Media Corp.	1,068,799	287,339
*	Ve Wong Corp.	725,000	301,598
*	Visual Photonics Epitacy Co., Ltd.	86,000	137,033
*	Walsin Lihwa Corp.	11,367,412	6,025,017
	Walsin Technology Corp., Ltd.	2,843,513	2,674,363
	Wan Hwa Enterprise Co., Ltd.	995,843	556,543

31

		Shares	Value††
	Waterland Financial Holdings	9,610,000	$2,961,444
*	Wei Chih Steel Industrial Co., Ltd.	1,615,898	310,208
*	Wei Chuan Food Corp.	1,007,000	586,856
	Weltrend Semiconductor, Inc.	1,086,000	492,682
*	Winbond Electronics Corp.	18,050,000	7,576,186
	Wintek Corp.	5,291,000	5,339,185
	WPG Holdings Co., Ltd.	958,985	564,652
	Wus Printed Circuit Co., Ltd.	2,434,928	902,795
*	Yageo Corp.	12,807,840	5,557,585
	Yang Ming Marine Transport Corp.	5,786,058	3,119,861
*	Yeung Cyang Industrial Co., Ltd.	445,270	558,258
*	Yi Jinn Industrial Co., Ltd.	1,543,000	173,282
	Yieh Phui Enterprise Co., Ltd.	5,939,143	2,667,613
	Yosun Industrial Corp.	1,167,668	820,633
	Yuen Foong Yu Paper Manufacturing Co., Ltd.	7,064,572	2,980,626
	Yulon Motor Co., Ltd.	6,022,270	7,584,286
	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	55,000	95,147
	Yung Shin Pharmaceutical Industrial Co., Ltd.	440,400	377,614
	Yung Tay Engineering Co., Ltd.	2,407,000	1,405,280
	Zig Sheng Industrial Co., Ltd.	3,158,596	751,145
TOTAL COMMON STOCKS			619,338,040

RIGHTS/WARRANTS — (0.0%)
*	Pan Jit International, Inc. Rights 01/01/07	90,530	6,019
*	Taiwan Business Bank Rights 12/22/06	3,143,637	63,184
*	Taiwan Cooperative Bank Rights 12/14/06	941,239	114,963
TOTAL RIGHTS/WARRANTS			184,166

TOTAL — TAIWAN			619,522,206

THAILAND — (3.3%)
COMMON STOCKS — (3.3%)
	A.J. Plast Public Co., Ltd. (Foreign)	400,000	36,997
*	Adkinson Securities Public Co., Ltd. (Foreign)	2,688,100	576,637
*	Advance Agro Public Co., Ltd. (Foreign)	1,859,030	1,955,102
	Aromatics (Thailand) Public Co., Ltd. (Foreign)	4,082,300	3,724,623
	Asia Plus Securities Public Co., Ltd. (Foreign)	4,000,000	470,261
	Bangkok Bank Public Co., Ltd. (Foreign)	5,539,200	20,215,495
#	Bangkok Expressway Public Co., Ltd. (Foreign)	5,353,500	3,698,755
	Bangkok First Investment & Trust Public Co., Ltd. (Foreign)	1,295,500	333,845
	Bangkok Insurance Public Co., Ltd. (Foreign)	87,880	543,512
*	Bangkok Land Public Co., Ltd. (Foreign)	39,735,803	1,129,141
	Bank of Ayudhya Public Co., Ltd. (Foreign)	16,377,100	9,626,879
	Banpu Public Co., Ltd. (Foreign)	1,454,300	7,130,709
	Big C Supercenter Public Co., Ltd. (Foreign)	1,274,800	1,633,676
	Cal-Comp Electronics (Thailand) Public Co., Ltd. (Foreign)	13,617,400	1,654,043
	Capital Nomura Securities Public Co., Ltd. (Foreign)	370,100	443,357
	Central Plaza Hotel Public Co., Ltd. (Foreign)	5,422,500	1,049,906
	Charoen Pokphand Foods Public Co., Ltd. (Foreign)	43,926,440	6,485,865
	Charoong Thai Wire & Cable Public Co., Ltd. (Foreign)	646,900	164,901
	Delta Electronics (Thailand) Public Co., Ltd. (Foreign)	4,058,000	1,989,714
	Eastern Water Resources Development & Management Public Co., Ltd. (Foreign)	9,535,200	1,487,592
	Erawan Group Public Co., Ltd. (Foreign)	3,812,400	473,696

32

		Shares	Value††
	Finansa Public Co., Ltd. (Foreign)	967,800	$377,468
	GFPT Public Co., Ltd. (Foreign)	498,600	180,577
	GMM Grammy Public Co., Ltd. (Foreign)	338,100	77,708
*	Golden Land Property Development Public Co., Ltd. (Foreign)	232,500	46,312
	Hana Microelectronics Public Co., Ltd. (Foreign)	935,000	709,813
	Hermraj Land & Development Public Co., Ltd. (Foreign)	44,353,300	1,322,135
	ICC International Public Co., Ltd. (Foreign)	2,755,000	3,252,351
*	International Engineering Public Co., Ltd. (Foreign)	19,689,100	828,264
*	Jasmine International Public Co., Ltd. (Foreign)	54,242,600	740,462
	Kang Yong Electric Public Co., Ltd. (Foreign)	236,200	378,367
	Kasikornbank Public Co., Ltd. (Foreign)	1,530,000	3,047,639
*	KCE Electronics Public Co., Ltd. (Foreign)	1,743,300	198,152
*	KGI Securities One Public Co., Ltd. (Foreign)	14,256,100	857,868
	Kiatnakin Finance Public Co., Ltd. (Foreign)	3,036,300	2,537,652
	Krung Thai Bank Public Co., Ltd. (Foreign)	39,124,400	15,041,558
	Krungthai Card Public Co., Ltd. (Foreign)	1,242,200	986,285
*	Laguna Resorts & Hotels Public Co., Ltd. (Foreign)	545,800	1,277,259
	Lalin Property Public Co., Ltd. (Foreign)	3,046,900	378,581
*	Loxley Public Co., Ltd. (Foreign)	17,739,300	1,067,471
*	Magnecomp Precision Technology (Foreign)	15,950,000	1,013,122
	MBK Development Public Co., Ltd. (Foreign)	843,400	1,304,045
*	Mida Assets Public Co., Ltd. (Foreign)	7,688,400	372,693
*	Millennium Steel Public Co., Ltd. (Foreign)	11,139,300	356,880
	MK Real Estate Development Public Co., Ltd. (Foreign)	5,772,100	456,687
	M-Link Asia Corp. Public Co., Ltd. (Foreign)	2,984,609	172,949
	Modernform Group Public Co., Ltd. (Foreign)	46,000	50,620
	Muramoto Electronic (Thailand) Public Co., Ltd. (Foreign)	134,300	718,362
*	Nakornthai Strip Mill Public Co., Ltd. (Foreign)	124,073,000	1,348,056
*	Natural Park Public Co., Ltd. (Foreign)	55,231,800	646,256
	Noble Development Public Co., Ltd. (Foreign)	2,425,600	375,041
*	Pacific Assets Public Co., Ltd. (Foreign)	1,034,500	203,182
	Padaeng Industry Public Co., Ltd. (Foreign)	1,600,800	2,006,853
*	Picnic Gas & Engineering Public Co., Ltd. (Foreign)	8,305,900	83,302
*	Polyplex PCL (Foreign)	5,424,000	556,075
	Power Line Engineering Public Co., Ltd. (Foreign)	3,203,000	722,783
*	Property Perfect Public Co., Ltd. (Foreign)	3,226,500	327,189
#	PTT Chemical Public Co., Ltd. (Foreign)	3,156,210	6,770,530
	Quality Houses Public Co., Ltd. (Foreign)	40,759,600	1,498,890
	Regional Container Lines Public Co., Ltd. (Foreign)	6,950,000	4,337,094
	Rojana Industrial Park Public Co., Ltd. (Foreign)	222,600	87,440
	Saha Pathana Inter-Holding Public Co., Ltd. (Foreign)	3,316,000	1,986,182
	Saha Pathanapibul Public Co., Ltd. (Foreign)	1,367,000	674,074
	Saha-Union Public Co., Ltd. (Foreign)	3,025,300	2,149,189
*	Sahaviriya Steel Industries Public Co., Ltd. (Foreign)	71,285,000	2,383,117
	Sansiri Public Co., Ltd. (Foreign)	10,262,900	1,149,376
#	Seamico Securities Public Co., Ltd. (Foreign)	5,788,600	741,818
* #	Shinawatra Satellite Public Co., Ltd. (Foreign)	11,230,400	2,721,952
	Siam Commercial Bank Public Co., Ltd. (Foreign)	4,716,800	9,198,384
	Siam Industrial Credit Public Co., Ltd. (Foreign)	4,478,950	636,374
	Siam Makro Public Co., Ltd. (Foreign)	331,200	811,968
#	Sino-Thai Engineering & Construction Public Co., Ltd. (Foreign)	5,221,400	865,506
	Sri Trang Agro Industry Public Co., Ltd. (Foreign)	1,240,631	501,160
	Supalai Public Co., Ltd. (Foreign)	8,792,766	999,428
	SVI Public Co., Ltd. (Foreign)	319,600	114,858
*	SVOA Public Co., Ltd. (Foreign)	4,744,000	248,467

33

		Shares	Value††
*	Syntec Construction Public Co., Ltd. (Foreign)	14,210,000	$451,300
	Thai Plastic & Chemicals Public Co., Ltd. (Foreign)	3,390,700	1,605,848
	Thai Rayon Public Co., Ltd. (Foreign)	165,000	159,737
	Thai Rung Union Car Public Co., Ltd. (Foreign)	5,386,250	627,233
	Thai Wacoal Public Co., Ltd. (Foreign)	93,300	86,425
*	Thai-German Ceramic Industry Public Co., Ltd. (Foreign)	5,130,300	288,709
	Thanachart Capital PCL, Ltd. (Foreign)	12,543,100	6,010,345
	Thoresen Thai Agencies Public Co., Ltd. (Foreign)	3,622,600	2,851,050
	Tipco Asphalt Public Co., Ltd. (Foreign)	246,356	192,171
*	TMB Bank, Ltd. (Foreign)	14,500,000	1,236,105
	TPI Polene Public Co., Ltd. (Foreign)	10,140,324	3,983,245
*	Tuntex (Thailand) Public Co., Ltd. (Foreign)	1,987,600	106,315
	Tycoons Worldwide Group Public Co., Ltd. (Foreign)	1,243,300	249,387
*	United Communication Industry Public Co., Ltd. (Foreign)	864,400	1,005,396
*	Univentures PCL (Foreign)	3,481,400	244,411
	Vanachai Group Public Co., Ltd. (Foreign)	9,076,500	1,340,171
	Vibhavadi Medical Center Public Co., Ltd. (Foreign)	1,307,800	127,519
	Vinythai Public Co., Ltd. (Foreign)	5,213,817	1,256,429
TOTAL COMMON STOCKS			168,542,326

RIGHTS/WARRANTS — (0.0%)
*	Bangkok Land Public Co., Ltd. (Foreign) Warrants 2006	3,987,330	0
*	Cal-Comp Electronics (Thailand) Public Co., Ltd. (Foreign) Warrants 04/18/09	2,192,300	56,800
*	Erawan Group Public Co., Ltd. (Foreign) Warrants 12/17/07	953,099	37,173
TOTAL RIGHTS/WARRANTS			93,973

TOTAL — THAILAND			168,636,299

TURKEY — (3.3%)
COMMON STOCKS — (3.3%)
	Adana Cimento Sanayi Ticaret A.S.	299,788	217,475
	Adel Kalemcilik Ticaret Ve Sanayi A.S.	14,252	67,033
	Akbank T.A.S.	3,220,238	18,032,775
*	Akenerji Elektrik Uretim A.S.	216,113	593,268
*	Aksa Akrilik Kimya Sanayii A.S.	741,264	1,839,825
	Aksigorta A.S.	1,333,878	4,893,808
*	Aksu Iplik Dokuma ve Boya Apre Fabrikalari A.S.	73,651	108,473
	Alarko Carrier Sanayii ve Ticaret A.S.	40,047	431,623
	Alarko Holding A.S.	457,862	1,134,948
	Alkim Alkali Kimya A.S.	23,022	74,275
*	Alternatifbank A.S.	1	1
*	Altinyildiz mensucat ve Konfeksiyon Fabrikalari A.S.	134,077	278,147
	Anadolu Anonim Turk Sigorta Sirketi A.S.	900,235	1,431,163
	Anadolu Cam Sanayii A.S.	624,194	2,140,703
	Anadolu Isuzu Otomotiv Sanayi ve Ticaret A.S.	33,234	297,032
*	Ayen Enerji A.S.	600,828	889,793
*	Aygaz A.S.	952,119	2,326,909
	Bagfas Bandirma Gubre Fabrikalari A.S.	11,130	211,790
*	Banvit Bandirma Vitaminli Yem Sanayii Ticaret A.S.	267,434	317,054
	Bati Anabolu Cimento A.S.	255,022	1,364,254
	Bati Soeke Cimento Sanayi A.S.	152,288	338,116
*	Beko Elektronik A.S.	283,333	366,982
	Bolu Cimento Sanayii A.S.	557,470	1,039,715

34

		Shares	Value††
	Borusan Mannesmann Boru Sanayi ve Ticaret A.S.	98,343	$870,202
	Bossa Ticaret ve Sanayi Isletmeleri Ticaret A.S.	576,288	771,915
	Brisa Bridgestone Sabanci Lastik San ve Ticaret A.S.	9,261	524,574
*	Cemtas Celik Makina Sanayi ve Ticaret A.S.	123,732	214,198
	Cimsa Cimento Sanayi ve Ticaret A.S.	486,117	2,897,985
*	Dardanel Onentas Gida Sanayii A.S.	16,183	11,092
*	Demisas Dokum Mamulleri Sanayi A.S.	53,976	48,167
*	Dogan Gazetecilik A.S.	96,299	156,341
	Dogan Sirketler Grubu Holding A.S.	7,151,980	12,444,490
	Doktas Dokumculuk Ticaret ve Sanayi A.S.	426,944	1,317,622
*	Eczacibasi Ilac Sanayi ve Ticaret A.S.	544,049	1,814,686
*	Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.	362,756	804,915
*	Ege Endustri Ve Ticaret A.S.	10,444	107,866
	Enka Insaat ve Sanayi A.S.	21,683	189,388
	Eregli Demir ve Celik Fabrikalari Turk A.S.	2,158,156	12,738,209
*	Finansbank A.S.	2,407,128	9,646,346
*	Fortis Bank A.S.	2,104,055	6,552,615
*	Gentas Clenel Metal Sanayi ve Ticaret A.S.	78,403	88,057
*	Goldas Kuyumculuk Sanayi A.S.	327,200	233,258
	Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	24,412	1,028,356
*	Goodyear Lastikleri T.A.S.	50,050	761,796
*	GSD Holding A.S.	664,038	566,916
*	Gubre Fabrikalari Ticaret A.S.	54,895	131,988
	Gunes Sigorta A.S.	309,093	546,945
*	Hektas Ticaret T.A.S.	242,577	166,751
*	Ihlas Ev Aletleri Imalat Sanayi ve Ticaret A.S.	52,706	39,296
*	Ihlas Holding A.S.	2,743,806	920,915
*	Izmir Demir Celik Sanayii A.S.	230,946	995,621
	Izocam Ticaret Ve Sanayi A.S.	27,299	307,294
*	Kardemir Karabuk Demir Sanayi ve Ticaret A.S.	419,387	302,184
	Karton Sanayi ve Ticaret A.S.	1,000	107,709
*	Klimasan Klima Sanayi ve Ticaret A.S.	17,442	101,629
*	Koc Holding A.S. Series B	2,755,668	9,431,667
	Konya Cimento Sanayii A.S.	933	47,266
	Kordsa Endustriyel Iplik Kord Bezi Sanayi ve Ticaret A.S.	414,951	1,070,579
*	Kutahya Porselen Sanayii A.S.	7,076	121,325
	Mardin Cimento Sanayii ve Ticaret A.S.	180,922	912,465
*	Marmari Marti Otel Isletmeleri A.S.	385,082	409,841
	Marshall Boya ve Vernik Sanayii A.S.	17,490	294,017
*	Medya Holdings A.S.	33,508	0
*	Menderes Tekstil Sanayi ve Ticaret A.S.	1,146,732	432,763
	Multu Aku ve Malzemeleri Sanayi A.S.	257,022	249,884
*	Net Turizm Ticaret ve Sanayi A.S.	185,098	160,268
	Nortel Networks Netas Telekomuenikasyon A.S.	34,377	753,436
	Otobus Karoseri Sanayi A.S.	57,850	684,132
*	Parsan Makina Parcalari Sanayii A.S.	107,692	147,916
	Pinar Entegre et ve Un Sanayii A.S.	113,128	206,090
	Pinar Sut Mamulleri Sanayii A.S.	107,272	330,748
*	Raks Elektronik Sanayi ve Ticaret A.S.	5,859	3,184
*	Sabah Yayincilik A.S.	31,938	83,484
*	Sanko Pazarlama Ithalat Ihracat A.S.	96,530	217,326
	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.	354,689	1,075,085
*	Sasa Dupont Sabanci Polyester Sanayi A.S.	1,346,358	775,777
*	Tat Konserve Sanayii A.S.	175,295	306,616
*	Tekstil Bankasi A.S.	379,143	439,035

35

		Shares	Value††
	Tire Kutsan Oluklu Mukavva Kutu ve Kagit Sanayii A.S.	156,597	$294,245
	Tofas Turk Otomobil Fabrikasi A.S.	760,313	2,609,186
	Trakya Cam Sanayii A.S.	1,581,854	3,860,610
	Tupras-Turkiye Petrol Rafinerileri A.S.	158,906	2,619,585
	Turk Demir Dokum Fabrikalari A.S.	104,199	751,630
*	Turk Prysmian Kablo ve Sistemleri A.S.	39,312	103,915
*	Turk Sise ve Cam Fabrikalari A.S.	2,182,218	7,852,178
	Turkiye Garanti Bankasi A.S.	4,310,290	14,251,408
	Turkiye Is Bankasi A.S.	3,125,539	12,979,269
	Ulker Gida Sanayi ve Ticaret A.S.	125,705	327,934
	Unye Cimento Sanayi ve Ticaret A.S.	20,978	66,145
	USAS Ucak Servisi A.S.	20,520	65,686
*	Uzel Makina Sanayii A.S.	101,945	236,223
*	Vestel Elektronik Sanayi ve Ticaret A.S.	641,291	1,609,519
*	Yapi Kredi Finansal Kiralama A.S.	45,196	111,663
*	Yapi ve Kredi Bankasi A.S.	3,543,654	6,170,142
*	Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.	18,345	25,691
*	Zorlu Enerji Elektrik Uretim A.S.	462,156	1,317,348

TOTAL — TURKEY			169,209,769

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (5.5%)

@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $193,913,417 FHLMC, rates ranging from 5.500% to 6.000%, maturities ranging from 11/01/20 to 06/15/32 & FNMA, rates ranging from 6.000% to 6.500%, maturities ranging from 10/01/26 to 11/01/36, valued at $189,008,955) to be repurchased at $185,330,185	$185,303	185,302,853

@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $41,859,256 FNMA 5.500%, 08/01/24 & 6.500%, 09/01/36, valued at $36,611,438) to be repurchased at $35,898,699	35,893	35,893,405

@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $59,565,000 FNMA 5.000%, 03/01/19 & 03/01/34, valued at $36,992,653) to be repurchased at $36,272,572	36,267	36,267,213

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $21,201,000 FHLMC 5.82%, 06/01/36, valued at $20,596,888) to be repurchased at $20,294,925	20,292	20,292,000
TOTAL TEMPORARY CASH INVESTMENTS		277,755,471

TOTAL INVESTMENTS - (100.0%)
(Cost $3,355,099,123)		$5,092,840,515

See accompanying Notes to Financial Statements.

36

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (87.7%)
Consumer Discretionary — (15.3%)
*	4Kids Entertainment, Inc.	11,500	$206,195
*	99 Cents Only Stores	38,200	422,110
* #	A.C. Moore Arts & Crafts, Inc.	20,000	426,200
*	Acme Communications, Inc.	15,700	82,896
*	Advanced Marketing Services, Inc.	1,000	2,900
*	Aftermarket Technology Corp.	7,800	151,476
*	All American Semiconductor, Inc.	1,100	3,509
*	Alloy, Inc.	10,750	129,967
	Ambassadors International, Inc.	3,900	157,755
#	American Axle & Manufacturing Holdings, Inc.	72,930	1,334,619
#	American Greetings Corp. Class A	81,200	1,933,372
* #	America’s Car-Mart, Inc.	2,700	30,537
*	AnnTaylor Stores Corp.	39,375	1,358,437
*	Applica, Inc.	4,600	25,944
#	ArvinMeritor, Inc.	108,900	1,885,059
	Asbury Automotive Group, Inc.	50,300	1,184,062
*	Ashworth, Inc.	6,800	47,600
*	Audiovox Corp. Class A	18,600	257,610
*	AutoNation, Inc.	305,400	6,294,294
* #	Avatar Holdings, Inc.	1,700	121,312
*	Aztar Corp.	30,900	1,666,437
*	Ballantyne of Omaha, Inc.	3,000	13,770
* #	Bally Total Fitness Holding Corp.	5,800	13,688
#	Bandag, Inc.	13,100	578,758
	Bandag, Inc. Class A	1,900	70,870
	Barnes & Noble, Inc.	29,000	1,160,580
	Bassett Furniture Industries, Inc.	5,279	93,438
	Beasley Broadcast Group, Inc.	4,450	31,639
#	Beazer Homes USA, Inc.	34,403	1,570,841
	Belo Corp. Class A	104,500	1,901,900
* #	Big Lots, Inc.	74,600	1,664,326
	Blair Corp.	2,752	84,074
#	Blockbuster, Inc. Class A	91,100	479,186
*	Blockbuster, Inc. Class B	39,300	192,570
*	Bluegreen Corp.	21,700	295,337
	Bob Evans Farms, Inc.	56,700	1,926,099
*	Bombay Co., Inc.	11,800	16,520
#	Bon-Ton Stores, Inc.	14,349	536,509
	Books-A-Million, Inc.	14,400	302,112
#	Borders Group, Inc.	80,500	1,843,450
	BorgWarner, Inc.	77,400	4,473,720
#	Boyd Gaming Corp.	42,300	1,791,405
	Brown Shoe Company, Inc.	26,050	1,235,812
	Brunswick Corp.	53,400	1,728,558

1

		Shares	Value†
*	Buca, Inc.	19,900	$89,550
	Building Materials Holding Corp.	17,800	438,592
* #	Cabela’s, Inc.	10,000	242,200
*	California Coastal Communities, Inc.	5,600	115,864
#	Callaway Golf Co.	104,400	1,541,988
*	CarMax, Inc.	1,829	84,390
#	Carmike Cinemas, Inc.	8,800	173,448
* #	Carriage Services, Inc.	14,897	76,571
*	Casual Male Retail Group, Inc.	6,369	89,484
	Cato Corp. Class A	600	14,244
*	Cavalier Homes, Inc.	5,800	18,850
*	Cavco Industries, Inc.	5,750	204,125
	CBRL Group, Inc.	27,600	1,183,764
	CBS Corp. Class A	1,350	40,135
	CBS Corp. Class B	665,821	19,808,175
	Centex Corp.	121,900	6,745,946
*	Champps Entertainment, Inc.	8,300	53,950
*	Charlotte Russe Holding, Inc.	4,500	135,765
*	Charming Shoppes, Inc.	59,000	798,270
*	Chromcraft Revington, Inc.	100	823
	Circuit City Stores, Inc.	169,700	4,235,712
	Citadel Broadcasting Co.	69,300	659,043
	Clear Channel Communications, Inc.	380,300	13,371,348
#	Coachmen Industries, Inc.	9,300	101,928
	Coast Distribution System, Inc.	400	3,184
	Cobra Electronics Corp.	1,200	12,276
	Collectors Universe, Inc.	6,400	84,224
*	Comcast Corp. Class A	883,250	35,736,295
*	Comcast Corp. Special Class A Non-Voting	568,743	22,908,968
*	Comstock Homebuilding Companies, Inc.	1,550	7,889
*	Concord Camera Corp.	112	505
#	Cooper Tire & Rubber Co.	34,700	459,081
* #	Cost Plus, Inc.	4,000	43,080
*	Cox Radio, Inc.	34,800	553,320
* #	Crown Media Holdings, Inc.	4,277	13,815
	CSS Industries, Inc.	15,950	492,217
*	Culp, Inc.	11,380	56,103
* #	Cumulus Media, Inc. Class A	22,400	227,360
	Cutter & Buck, Inc.	13,160	132,653
*	Deckers Outdoor Corp.	1,800	100,440
*	dELiA*s, Inc.	2,828	26,216
	Delta Apparel, Inc.	879	15,681
*	Diedrich Coffee, Inc.	491	1,709
#	Dillards, Inc. Class A	125,500	4,464,035
*	Discovery Holding Co. Class A	80,960	1,241,926
	Disney (Walt) Co.	666,400	22,024,520
*	Dixie Group, Inc.	11,100	154,401
* #	Dominion Homes, Inc.	1,100	6,413
*	Dorman Products, Inc.	3,150	32,524
	Dover Motorsports, Inc.	21,800	115,322
*	Drew Industries, Inc.	1,200	33,288
*	drugstore.com, Inc.	22,004	74,153
*	Duckwall-ALCO Stores, Inc.	700	27,867
* #	Dura Automotive Systems, Inc.	1,000	400
#	Eastman Kodak Co.	19,800	515,196

2

		Shares	Value†
*	Emerson Radio Corp.	15,600	$50,388
	Emmis Communications Corp. Class A	9,700	81,965
#	Entercom Communications Corp.	47,700	1,285,515
*	Entravision Communications Corp.	45,000	322,200
* #	Escala Group, Inc.	3,900	18,681
*	Expedia, Inc.	109,511	1,989,815
*	Fairchild Corp. Class A	5,600	12,880
*	Famous Dave’s of America, Inc.	200	3,234
	Federated Department Stores, Inc.	756,004	31,820,208
	Finish Line, Inc. Class A	22,700	316,438
*	Finlay Enterprises, Inc.	600	4,848
	Flanigan’s Enterprises, Inc.	200	2,294
*	Fleetwood Enterprises, Inc.	6,100	46,787
	Foot Locker, Inc.	183,800	4,209,020
	Ford Motor Co.	1,443,340	11,734,354
#	Fortune Brands, Inc.	1,600	129,440
*	Franklin Covey Co.	900	5,265
#	Fred’s, Inc.	66,100	779,319
*	Fuel Systems Solutions, Inc.	3,622	68,818
#	Furniture Brands International, Inc.	61,900	1,065,918
*	GameStop Corp. Class B	6,493	356,206
*	GameTech International, Inc.	2,500	26,775
* #	Gander Mountain Co.	8,700	69,513
	Gannett Co., Inc.	102,400	6,094,848
* #	Gaylord Entertainment Co.	35,582	1,739,960
#	General Motors Corp.	849,400	24,827,962
*	Gentek, Inc.	500	16,415
	Genuine Parts Co.	3,800	178,182
*	G-III Apparel Group, Ltd.	2,050	31,037
*	Gottschalks, Inc.	7,200	80,712
*	Great Wolf Resorts, Inc.	1,800	23,220
	Group 1 Automotive, Inc.	21,300	1,086,087
* #	Gymboree Corp.	9,000	358,200
#	Hancock Fabrics, Inc.	5,662	18,062
#	Handleman Co.	25,500	201,195
#	Harrah’s Entertainment, Inc.	266,873	21,002,905
*	Harris Interactive, Inc.	48,600	232,794
*	Hartmarx Corp.	2,000	13,160
	Hasbro, Inc.	226,000	6,045,500
*	Hastings Entertainment, Inc.	1,572	11,397
	Haverty Furniture Co., Inc.	31,500	439,110
*	Hawk Corp.	600	7,176
*	Hayes Lemmerz International, Inc.	10,300	24,205
	Hearst-Argyle Television, Inc.	82,400	2,079,776
	Hilton Hotels Corp.	42,400	1,391,992
	Horton (D.R.), Inc.	213,740	5,694,034
*	Hovnanian Enterprises, Inc. Class A	9,900	351,549
* #	IAC/InterActiveCorp	186,737	6,814,033
*	Idearc, Inc.	97,420	2,682,947
	IHOP Corp.	8,900	468,229
	ILX Resorts, Inc.	900	8,730
*	Image Entertainment, Inc.	2,500	8,750
* #	Infosonics Corp.	600	2,412
*	Interface, Inc. Class A	4,787	71,135
	International Speedway Corp. Class A	800	41,464

3

		Shares	Value†
*	Interstate Hotels & Resorts, Inc.	12,000	$93,480
	J. Alexander’s Corp.	3,900	33,930
*	Jack in the Box, Inc.	1,300	79,937
*	Jakks Pacific, Inc.	8,300	181,355
* #	Jarden Corp.	20,350	752,543
*	Jo-Ann Stores, Inc.	28,900	570,197
*	Johnson Outdoors, Inc.	7,200	131,040
	Jones Apparel Group, Inc.	151,400	5,087,040
* #	Jos. A. Bank Clothiers, Inc.	1,202	36,048
	Journal Communications, Inc. Class A	500	5,920
*	K2, Inc.	15,624	211,236
#	KB Home	1,600	82,704
#	Kellwood Co.	51,100	1,596,875
*	Keystone Automotive Industries, Inc.	4,700	168,589
	Kimball International, Inc. Class B	35,282	846,415
*	Kirkland’s, Inc.	7,997	36,866
*	LaCrosse Footwear, Inc.	95	1,217
*	Lakeland Industries, Inc.	440	6,138
*	Lakes Entertainment, Inc.	9,900	94,050
	Landry’s Restaurants, Inc.	25,100	709,075
*	Laureate Education, Inc.	8,168	424,491
*	Lazare Kaplan International, Inc.	5,200	43,940
#	La-Z-Boy, Inc.	54,900	646,722
#	Lear Corp.	83,900	2,596,705
	Leggett & Platt, Inc.	1,500	35,670
	Lennar Corp. Class A	34,400	1,806,000
	Lennar Corp. Class B	1,840	89,792
*	Lenox Group, Inc.	3,200	19,520
#	Levitt Corp. Class A	100	1,246
#	Libbey, Inc.	12,800	149,376
*	Liberty Global, Inc. Class A	32,020	863,579
*	Liberty Global, Inc. Series C	182,169	4,765,541
*	Liberty Media Holding Corp. Capital Class A	117,219	10,305,894
*	Liberty Media Holding Corp. Interactive Class A	344,749	7,846,487
	Limited Brands, Inc.	18,700	592,603
*	Lin TV Corp.	12,300	111,315
	Lithia Motors, Inc. Class A	14,900	385,314
*	Live Nation, Inc.	31,462	674,545
*	Lodgian, Inc.	25,900	371,665
	Lone Star Steakhouse & Saloon, Inc.	41,400	1,140,156
*	Luby’s, Inc.	3,300	36,300
#	M/I Homes, Inc.	12,400	462,272
*	Mace Security International, Inc.	7,531	18,150
*	MarineMax, Inc.	9,600	257,856
	McRae Industries, Inc. Class A	1,661	20,181
#	MDC Holdings, Inc.	56,064	3,202,936
*	Meade Instruments Corp.	10,614	21,971
	Media General, Inc. Class A	20,900	772,255
* #	MGM Mirage	99,400	5,344,738
	Modine Manufacturing Co.	39,900	981,540
* #	Mohawk Industries, Inc.	35,300	2,733,279
	Monaco Coach Corp.	32,100	414,411
	Monro Muffler Brake, Inc.	600	22,380
* #	Mothers Work, Inc.	300	12,306
	Movado Group, Inc.	28,400	710,284

4

		Shares	Value†
* #	Multimedia Games, Inc.	24,700	$231,192
*	National RV Holdings, Inc.	6,800	23,120
	News Corp. Class A	1,192,624	24,568,054
*	Nobel Learning Communities, Inc.	400	4,176
*	Office Depot, Inc.	1,237	46,833
	OfficeMax, Inc.	104,000	4,895,280
*	Opinion Research Corp.	5,200	62,140
#	Orleans Homebuilders, Inc.	13,600	194,616
*	O’Charleys, Inc.	26,108	524,771
	Oxford Industries, Inc.	15,100	767,382
* #	Palm Harbor Homes, Inc.	16,736	229,618
*	Payless ShoeSource, Inc.	23,300	726,727
*	PC Mall, Inc.	8,700	81,954
*	Pegasus Communications Corp.	2,500	5,937
	Penney (J.C.) Co., Inc.	235,200	18,190,368
*	Perry Ellis International, Inc.	2,500	94,875
	PETsMART, Inc.	77,200	2,283,576
#	Phillips-Van Heusen Corp.	24,500	1,208,585
*	Phoenix Footwear Group, Inc.	9,600	40,128
	Pier 1 Imports, Inc.	60,300	400,995
*	Pinnacle Entertainment, Inc.	10,900	354,359
*	Point.360	700	1,197
*	Pomeroy IT Solutions, Inc.	10,322	76,383
*	Proliance International, Inc.	8,943	33,357
*	ProQuest Co.	7,400	102,490
#	Pulte Homes, Inc.	309,744	10,450,763
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	23,700	41,712
*	Radio One, Inc. Class D	5,800	37,642
*	RC2 Corp.	20,200	865,974
*	RCN Corp.	33,000	991,980
*	Red Lion Hotels Corp.	4,500	55,350
*	Regent Communications, Inc.	21,895	68,312
*	Restoration Hardware, Inc.	1,700	14,518
*	Retail Ventures, Inc.	3,200	60,896
*	Rex Stores Corp.	4,050	68,040
*	Riviera Holdings Corp.	900	20,295
*	Rockford Corp.	3,900	6,630
*	Rocky Brands, Inc.	2,600	36,686
*	Rubio’s Restaurants, Inc.	252	2,490
	Russ Berrie & Co., Inc.	15,700	251,985
#	Ryland Group, Inc.	21,700	1,144,675
*	Saga Communications, Inc. Class A	3,700	33,041
	Saks, Inc.	136,450	2,799,954
* #	Salton, Inc.	9,600	26,976
	Sauer-Danfoss, Inc.	6,000	185,700
* #	Scholastic Corp.	38,300	1,276,156
*	Sears Holdings Corp.	879	150,678
	Service Corp. International	441,800	4,360,566
* #	Sharper Image Corp.	13,800	133,722
#	Sherwin-Williams Co.	2,700	168,885
*	Shiloh Industries, Inc.	13,200	219,912
*	Shoe Carnival, Inc.	5,400	145,584
*	Silverleaf Resorts, Inc.	9,600	38,784
	Sinclair Broadcast Group, Inc. Class A	69,500	691,525
* #	Six Flags, Inc.	36,300	196,383

5

		Shares	Value†
*	Skechers U.S.A., Inc. Class A	4,800	$141,600
	Skyline Corp.	12,700	532,003
*	Smith & Wollensky Restaurant Group, Inc.	6,200	30,504
	Snap-On, Inc.	41,800	1,985,500
#	Sonic Automotive, Inc.	45,500	1,298,570
* #	Source Interlink Companies, Inc.	59,400	529,848
*	Spanish Broadcasting System, Inc.	28,000	118,440
	Speedway Motorsports, Inc.	35,700	1,353,030
*	Sport Chalet, Inc. Class A	9,575	91,441
	Stage Stores, Inc.	39,800	1,314,992
*	Stamps.com, Inc.	1,853	28,925
	Standard Motor Products, Inc.	23,500	323,830
	Standard Pacific Corp.	43,400	1,113,644
*	Starwood Hotels & Resorts Worldwide, Inc.	103,300	6,628,761
*	Steinway Musical Instruments, Inc.	3,800	110,960
	Steven Madden, Ltd.	1,101	40,484
	Stewart Enterprises, Inc.	25,202	161,293
*	Stoneridge, Inc.	13,750	99,550
	Stride Rite Corp.	57,289	895,427
	Sturm Ruger & Co., Inc.	6,800	70,992
*	Sunterra Corp.	6,400	66,560
#	Superior Industries International, Inc.	45,100	889,823
	Superior Uniform Group, Inc.	5,000	66,250
*	Syms Corp.	6,000	110,220
* #	Syntax-Brillian Corp.	1,375	11,509
* #	Systemax, Inc.	29,000	391,790
	Tandy Brand Accessories, Inc.	8,600	102,598
#	Technical Olympic USA, Inc.	5,000	46,600
*	The Dress Barn, Inc.	24,400	590,968
	The Marcus Corp.	18,400	468,280
	The McClatchey Co.	255	10,626
#	The Men’s Wearhouse, Inc.	6,500	248,950
	The Pep Boys - Manny, Moe & Jack	81,600	1,101,600
*	The Steak n Shake Co.	4,800	82,656
	Time Warner, Inc.	5,044,700	101,600,258
*	Toll Brothers, Inc.	80,800	2,601,760
	Traffix, Inc.	18,100	95,206
*	Trans World Entertainment Corp.	39,700	269,166
#	Tribune Co.	356,212	11,327,542
*	Triple Crown Media, Inc.	4,910	33,879
* #	Trump Entertainment Resorts, Inc.	1,800	38,376
*	TRW Automotive Holdings Corp.	67,600	1,679,184
* #	Tweeter Home Entertainment Group, Inc.	2,200	5,566
*	Unifi, Inc.	975	2,116
	Unifirst Corp.	16,500	684,750
	United Auto Group, Inc.	155,600	3,651,932
*	United Retail Group, Inc.	1,300	18,954
* #	Univision Communications, Inc. Class A	137,430	4,891,134
*	Vail Resorts, Inc.	10,900	479,818
*	ValueVision Media, Inc. Class A	300	3,966
*	Viacom, Inc. Class A	1,250	47,000
*	Viacom, Inc. Class B	63,523	2,382,748
*	Warnaco Group, Inc.	27,200	705,024
* #	WCI Communities, Inc.	13,100	243,398
*	West Marine, Inc.	24,200	418,660

6

		Shares	Value†
*	Wilsons The Leather Experts, Inc.	19,100	$43,548
* #	WMS Industries, Inc.	4,400	153,032
*	Wyndham Worldwide Corp.	111,616	3,542,692
*	Zale Corp.	24,400	750,788
Total Consumer Discretionary			610,992,461

Consumer Staples — (3.7%)
*	Alliance One International, Inc.	33,900	219,672
#	American Italian Pasta Co.	23,600	198,948
	Archer-Daniels-Midland Co.	726,165	25,488,391
*	Bridgford Foods Corp.	100	663
	Cal-Maine Foods, Inc.	27,317	226,185
#	Casey’s General Stores, Inc.	38,160	949,802
* #	Central Garden & Pet Co.	15,700	819,540
#	Chiquita Brands International, Inc.	4,800	68,640
	Coca-Cola Enterprises, Inc.	628,200	12,846,690
* #	Constellation Brands, Inc. Class A	37,000	1,035,260
	Corn Products International, Inc.	96,700	3,512,144
*	Dean Foods Co.	30,900	1,323,138
	Del Monte Foods Co.	303,800	3,429,902
	Farmer Brothers Co.	5,000	105,050
	Flowers Foods, Inc.	58,725	1,564,434
#	Great Atlantic & Pacific Tea Co., Inc.	25,800	678,540
*	Griffin Land & Nurseries, Inc. Class A	400	12,404
*	Hain Celestial Group, Inc.	36,600	1,099,464
* #	Hines Horticulture, Inc.	1,800	2,430
#	Imperial Sugar Co. (New)	2,000	46,080
	Ingles Market, Inc. Class A	14,401	428,718
	J & J Snack Foods Corp.	1,400	53,592
	J. M. Smucker Co.	91,882	4,417,687
#	Kraft Foods, Inc.	745,340	26,124,167
#	Lance, Inc.	14,000	267,680
	Longs Drug Stores Corp.	28,900	1,187,501
#	MGP Ingredients, Inc.	16,200	353,322
#	Molson Coors Brewing Co.	90,900	6,461,172
*	Monterey Pasta Co.	11,700	50,076
	Nash Finch Co.	16,800	444,360
*	Natrol, Inc.	900	1,872
*	Natural Alternatives International, Inc.	200	1,726
*	Omega Protein Corp.	17,000	122,230
*	Pathmark Stores, Inc.	620	7,000
	PepsiAmericas, Inc.	205,200	4,276,368
* #	Performance Food Group Co.	32,600	882,156
	Pilgrim’s Pride Corp.	106,100	2,707,672
	Premium Standard Farms, Inc.	1,200	22,788
*	Prestige Brands Holdings, Inc.	300	3,594
*	PriceSmart, Inc.	31,250	538,437
*	Pyramid Breweries, Inc.	8,925	29,452
	Ralcorp Holdings, Inc.	800	40,520
* #	Redhook Ale Brewery, Inc.	7,800	39,000
	Reynolds American, Inc.	269,200	17,293,408
	Ruddick Corp.	41,100	1,145,868
* #	San Filippo (John B.) & Son, Inc.	6,700	73,298
#	Sanderson Farms, Inc.	32,700	904,155
	Seaboard Corp.	1,100	1,845,800

7

		Shares	Value†
*	Smart & Final Food, Inc.	15,300	$276,318
*	Smithfield Foods, Inc.	111,700	2,946,646
	Spartan Stores, Inc.	6,800	143,004
	Supervalu, Inc.	267,501	9,164,584
	Tasty Baking Co.	4,500	41,580
	The Topps Co., Inc.	60,400	530,312
*	TreeHouse Foods, Inc.	11,800	378,780
	Tyson Foods, Inc. Class A	382,930	6,084,758
	Universal Corp.	39,000	1,816,230
	Weis Markets, Inc.	29,000	1,172,180
* #	Wild Oats Markets, Inc.	1,000	15,140
*	Zapata Corp.	1,164	7,007
Total Consumer Staples			145,927,535

Energy — (10.5%)
	Adams Resources & Energy, Inc.	1,200	36,300
	Anadarko Petroleum Corp.	705,168	34,807,092
	Apache Corp.	452,046	31,611,577
	Arch Coal, Inc.	2	72
*	Brigham Exploration Co.	5,200	44,772
* #	Bristow Group, Inc.	21,600	768,312
	Cabot Oil & Gas Corp.	25,650	1,593,634
*	Callon Petroleum Co.	21,500	346,795
*	Carrizo Oil & Gas, Inc.	100	3,330
#	Chesapeake Energy Corp.	571,200	19,437,936
	Cimarex Energy Co.	71,500	2,689,115
*	Clayton Williams Energy, Inc.	5,600	221,144
*	Comstock Resources, Inc.	29,200	891,184
	ConocoPhillips	2,117,345	142,497,318
*	Dawson Geophysical Co.	400	14,516
* #	Delta Petroleum Corp.	8,728	263,760
	Devon Energy Corp.	214,500	15,737,865
#	Diamond Offshore Drilling, Inc.	77,100	5,984,502
* #	Dril-Quip, Inc.	1,700	71,961
*	Edge Petroleum Corp.	4,300	85,355
* #	Energy Partners, Ltd.	9,800	238,140
#	ENSCO International, Inc.	85,046	4,410,486
#	EOG Resources, Inc.	107,900	7,610,187
*	Forest Oil Corp.	62,050	2,205,257
*	Giant Industries, Inc.	3,600	277,524
* #	Grey Wolf, Inc.	5,400	38,232
	Gulf Island Fabrication, Inc.	3,100	116,653
*	Gulfmark Offshore, Inc.	15,200	612,104
* #	Hanover Compressor Co.	67,383	1,330,814
*	Harvest Natural Resources, Inc.	42,900	439,725
	Helmerich & Payne, Inc.	80,600	2,141,542
#	Hess Corp.	337,200	16,951,044
* #	Hornbeck Offshore Services, Inc.	6,100	230,214
* #	Houston Exploration Co.	14,200	796,904
* #	Input/Output, Inc.	24,000	260,400
*	Key Energy Group, Inc.	46,100	709,940
*	Lone Star Technologies, Inc.	5,800	304,268
	Marathon Oil Corp.	306,495	28,926,998
*	Mariner Energy, Inc.	59,200	1,240,240
#	Massey Energy Co.	33,400	919,168

8

		Shares	Value†
*	Matrix Service Co.	4,000	$63,920
*	Meridian Resource Corp.	22,900	81,295
*	NATCO Group, Inc. Class A	2,600	89,622
*	National-Oilwell, Inc.	3,579	238,039
*	Natural Gas Services Group	1,000	15,670
* #	Newfield Exploration Co.	63,880	3,179,308
*	Newpark Resources, Inc.	17,300	106,395
	Noble Energy, Inc.	193,900	10,373,650
	Occidental Petroleum Corp.	81,552	4,105,328
*	Oil States International, Inc.	17,600	612,656
#	Overseas Shipholding Group, Inc.	64,900	3,735,644
*	Parker Drilling Co.	5,700	54,891
	Peabody Energy Corp.	54,700	2,516,747
	Penn Virginia Corp.	2,400	180,936
*	Petrohawk Energy Corp.	21,962	284,847
*	Petroleum Development Corp.	1,600	67,568
*	PHI, Inc. Non-Voting	7,400	250,564
*	Pioneer Drilling Co.	15,300	221,544
	Pioneer Natural Resources Co.	177,300	7,721,415
*	Plains Exploration & Production Co.	20,710	975,027
	Pogo Producing Co.	86,700	4,588,164
*	Pride International, Inc.	59,900	1,934,171
#	Range Resources Corp.	28,650	890,728
#	Rowan Companies, Inc.	66,200	2,384,524
*	SEACOR Holdings, Inc.	25,108	2,364,420
*	Southwestern Energy Co.	1,400	58,982
*	Stone Energy Corp.	14,400	561,888
	Sunoco, Inc.	57,800	3,939,648
*	Swift Energy Corp.	27,800	1,420,858
#	Tesoro Petroleum Corp.	30,900	2,176,905
#	Tidewater, Inc.	87,700	4,852,441
*	Trico Marine Services, Inc.	15,600	567,060
*	Unit Corp.	18,800	959,364
*	Universal Compression Holdings, Inc.	29,500	1,857,025
	USEC, Inc.	102,900	1,282,134
	Valero Energy Corp.	432,200	23,801,254
*	Veritas DGC, Inc.	2,200	171,974
* #	Whiting Petroleum Corp.	32,566	1,563,168
Total Energy			417,116,154

Financials — (27.1%)
	1st Independence Financial Group, Inc.	100	1,700
	1st Source Corp.	31,017	969,902
	21st Century Insurance Group	126,200	2,156,758
	A.G. Edwards, Inc.	48,600	2,811,510
* #	Accredited Home Lenders Holding Co.	14,600	432,598
	Advanta Corp. Class A	13,300	554,477
	Advanta Corp. Class B Non-Voting	17,700	807,474
	Affirmative Insurance Holdings, Inc.	500	8,055
#	Alfa Corp.	37,157	720,103
*	Allegheny Corp.	4,406	1,509,496
	Allstate Corp.	626,000	39,738,480
	AMBAC Financial Group, Inc.	155,500	13,317,020
	American Bancorp of New Jersey, Inc.	5,200	63,440
#	American Capital Strategies, Ltd.	104,204	4,718,357

9

		Shares	Value†
#	American Equity Investment Life Holding Co.	58,600	$761,800
	American Financial Group, Inc.	126,600	6,609,786
*	American Independence Corp.	866	9,110
	American National Insurance Co.	24,100	2,751,497
*	American Physicians Capital, Inc.	4,950	197,604
	American West Bancorporation	8,900	194,643
* #	AmeriCredit Corp.	97,000	2,274,650
*	AmeriServe Financial, Inc.	16,855	83,264
	AON Corp.	273,300	9,751,344
*	Argonaut Group, Inc.	31,050	1,051,974
#	Associated Banc-Corp	1,004	33,373
	Assurant, Inc.	172,200	9,464,112
	Astoria Financial Corp.	6,500	194,350
	Baldwin & Lyons, Inc. Class B	3,900	104,325
*	Bancinsurance Corp.	1,800	10,890
*	Bancshares of Florida, Inc.	2,200	45,936
	Bank of America Corp.	28,000	1,507,800
	Bank of Granite Corp.	375	6,994
	Bank of Hawaii Corp.	60,300	3,113,289
	BankAtlantic Bancorp, Inc. Class A	79,200	1,035,144
	BankUnited Financial Corp. Class A	56,000	1,428,000
	Banner Corp.	10,066	459,614
	BB&T Corp.	437	18,795
	Bear Stearns Companies, Inc.	117,722	17,950,251
	Berkley (W.R.) Corp.	53,155	1,864,146
	Berkshire Hills Bancorp, Inc.	14,700	495,831
	Beverly Hills Bancorp, Inc.	27,600	239,568
*	BFC Financial Corp.	4,800	31,920
*	BNCCORP, Inc.	494	6,422
#	Boston Private Financial Holdings, Inc.	26,400	716,760
#	Brookline Bancorp, Inc.	81,825	1,104,637
*	Capital Crossing Bank	700	20,650
	Capital One Financial Corp.	180,344	14,045,191
	Cash America International, Inc.	26,400	1,166,616
*	Centennial Bank Holdings, Inc.	6,300	60,039
#	Center Bancorp, Inc.	8,900	142,400
	Central Pacific Financial Corp.	45,300	1,697,391
	CFS Bancorp, Inc.	14,423	206,393
#	Chemical Financial Corp.	38,775	1,266,391
	Chubb Corp.	486,605	25,186,675
	Cincinnati Financial Corp.	258,250	11,435,310
	CIT Group, Inc.	128,100	6,662,481
	Citigroup, Inc.	44,969	2,230,013
	Citizens First Bancorp, Inc.	11,100	324,564
	Citizens South Banking Corp.	1,842	23,485
* #	Citizens, Inc.	12,636	80,997
	City Holding Co.	6,500	256,750
	Clark, Inc.	4,200	68,880
*	CNA Financial Corp.	241,900	9,313,150
*	CNA Surety Corp.	36,600	730,536
	Columbia Banking System, Inc.	6,623	222,731
	Comerica, Inc.	71,900	4,188,175
	Commerce Bancshares, Inc.	1,875	91,121
	Commerce Group, Inc.	111,400	3,398,814
#	Community Bank System, Inc.	47,100	1,132,284

10

		Shares	Value†
	Community Banks, Inc.	200	$5,484
	Community West Bancshares	400	6,300
	Compass Bancshares, Inc.	2,700	154,278
* #	CompuCredit Corp.	36,305	1,367,246
*	Conseco, Inc.	147,700	2,937,753
* #	Consumer Portfolio Services, Inc.	1,462	10,029
#	Corus Bankshares, Inc.	26,800	600,588
	Countrywide Financial Corp.	828,498	32,907,941
*	Dearborn Bancorp, Inc.	5,600	118,664
	Delphi Financial Group, Inc. Class A	60,600	2,454,300
	Delta Financial Corp.	14,500	137,025
	Dime Community Bancshares	22,112	311,116
	Direct General Corp.	5,400	88,560
	Donegal Group, Inc. Class A	31,969	613,485
#	Downey Financial Corp.	38,100	2,773,680
* #	E*TRADE Financial Corp.	165,100	3,973,957
	EMC Insurance Group, Inc.	24,800	855,104
* #	Epoch Holding Corp.	600	4,998
#	F.N.B. Corp.	5,700	102,144
	FBL Financial Group, Inc. Class A	41,500	1,635,100
#	Federal Agriculture Mortgage Corporation Class C	13,100	341,779
	Fidelity National Financial, Inc.	308,364	6,981,361
	Financial Federal Corp.	2,050	56,785
*	Financial Industries Corp.	2,444	19,552
	Financial Institutions, Inc.	1,550	36,177
	First American Corp.	137,600	5,312,736
*	First Cash Financial Services, Inc.	5,200	106,236
	First Charter Corp.	7,900	189,995
	First Citizens BancShares, Inc.	3,900	778,245
#	First Commonwealth Financial Corp.	43,300	594,942
	First Community Bancorp	24,200	1,307,042
	First Community Bancshares, Inc.	2,977	112,114
	First Defiance Financial Corp.	200	5,952
#	First Financial Corp.	22,275	755,122
	First Indiana Corp.	10,936	271,541
	First Merchants Corp.	31,341	835,864
#	First Niagara Financial Group, Inc.	167,980	2,413,873
	First PacTrust Bancorp, Inc.	600	16,800
	First Place Financial Corp.	28,703	698,918
	First Republic Bank	10,200	409,224
	First State Bancorporation	4,000	102,240
	Firstbank Corp.	200	4,662
*	FirstCity Financial Corp.	9,500	99,180
* #	FirstFed Financial Corp.	15,500	1,007,810
#	Flagstar Bancorp, Inc.	63,600	957,180
*	FPIC Insurance Group, Inc.	10,600	410,750
*	Franklin Bank Corp.	27,700	543,474
* #	Franklin Credit Management Corp.	900	5,175
	Fremont General Corp.	60,200	1,024,002
	Gateway Financial Holdings, Inc.	5,400	78,516
	GB&T Bancshares, Inc.	23,003	503,996
	German American Bancorp, Inc.	9,200	132,480
	Great American Financial Resources, Inc.	37,800	838,026
*	Great Lakes Bancorp, Inc.	7,390	108,781
	Greene County Bancshares, Inc.	100	3,854

11

		Shares	Value†
	GS Financial Corp.	100	$2,125
	Hancock Holding Co.	1,500	80,580
	Hanover Insurance Group, Inc.	78,900	3,738,282
	Harbor Florida Bancshares, Inc.	4,000	174,280
	Harleysville Group, Inc.	47,300	1,681,988
	Hartford Financial Services Group, Inc.	313,173	26,857,716
	HCC Insurance Holdings, Inc.	17,700	534,363
#	Hercules Technology Growth Capital, Inc.	10,700	145,413
	HMN Financial, Inc.	3,596	121,904
	Horace Mann Educators Corp.	63,400	1,281,948
	Horizon Financial Corp.	2,250	55,552
	Hudson City Bancorp, Inc.	685,228	9,092,976
	Huntington Bancshares, Inc.	1,700	41,327
#	IndyMac Bancorp, Inc.	99,400	4,567,430
	Infinity Property & Casualty Corp.	32,000	1,444,800
	Integra Bank Corp.	20,600	573,710
#	Irwin Financial Corp.	50,300	1,108,109
	ITLA Capital Corp.	2,000	106,040
	Janus Capital Group, Inc.	281,729	5,707,830
#	Jefferies Group, Inc.	45,600	1,321,944
	JPMorgan Chase & Co.	2,906,048	134,491,901
*	Kennedy-Wilson, Inc.	900	19,125
	KeyCorp	214,200	7,732,620
*	KMG America Corp.	3,250	27,300
	KNBT Bancorp, Inc.	48,100	808,080
*	Knight Capital Group, Inc.	71,500	1,259,115
* #	LaBranche & Co., Inc.	2,500	27,000
#	LandAmerica Financial Group, Inc.	24,700	1,509,417
	Lehman Brothers Holdings, Inc.	181,842	13,396,300
	Leucadia National Corp.	300,300	8,285,277
	Lincoln National Corp.	328,407	20,883,401
#	LNB Bancorp, Inc.	7,361	124,180
	Loews Corp.	776,400	30,993,888
	MAF Bancorp, Inc.	46,900	2,063,131
	MainSource Financial Group, Inc.	200	3,652
*	Marlin Business Services, Inc.	5,100	110,568
#	Marshall & Ilsley Corp.	980	44,874
	MBIA, Inc.	197,150	13,731,497
	MCG Capital Corp.	82,000	1,602,280
*	Meadowbrook Insurance Group, Inc.	11,100	108,225
	Medallion Financial Corp.	20,360	241,470
	Mercantile Bankshares Corp.	3,471	158,312
	Mercer Insurance Group, Inc.	8,300	167,743
	Merrill Lynch & Co., Inc.	358,300	31,326,169
	MetLife, Inc.	1,075,600	63,169,988
#	MGIC Investment Corp.	138,700	8,039,052
	MicroFinancial, Inc.	700	2,506
	Midland Co.	1,600	72,880
	National City Corp.	5,788	208,947
	National Western Life Insurance Co. Class A	700	159,922
	Nationwide Financial Services, Inc.	78,100	4,061,200
*	Navigators Group, Inc.	16,100	744,947
#	New York Community Bancorp, Inc.	465,300	7,519,248
#	NewAlliance Bancshares, Inc.	170,600	2,789,310
*	NexCen Brands, Inc.	17,690	129,845
	North Fork Bancorporation, Inc.	617,170	17,323,962

12

		Shares	Value†
	Northwest Bancorp, Inc.	2,100	$57,729
	NYMAGIC, Inc.	600	20,382
	Oak Hill Financial, Inc.	2,500	71,600
	OceanFirst Financial Corp.	2,300	50,876
* #	Ocwen Financial Corp.	39,300	591,465
#	Odyssey Re Holdings Corp.	110,300	3,890,281
	Ohio Casualty Corp.	99,800	2,915,158
	Old Republic International Corp.	297,612	6,711,151
#	Omega Financial Corp.	21,511	698,247
*	Pacific Mercantile Bancorp	1,000	16,775
*	Pacific Premier Bancorp, Inc.	300	3,555
	Pamrapo Bancorp, Inc.	100	2,488
	Partners Trust Financial Group, Inc.	77,727	882,201
*	Pelican Financial, Inc. Escrow Shares	300	0
*	Penn Treaty American Corp.	1,800	12,798
	Peoples Bancorp, Inc. OH	13,262	378,497
	PFF Bancorp, Inc.	31,500	1,039,500
*	Pico Holdings, Inc.	18,700	593,912
*	Piper Jaffray Companies, Inc.	3,100	201,717
*	PMA Capital Corp. Class A	38,757	343,775
	PMI Group, Inc.	135,200	5,855,512
	Premier Financial Bancorp, Inc.	400	5,680
	Presidential Life Corp.	23,958	536,420
	Principal Financial Group, Inc.	397,000	22,926,750
*	ProAssurance Corp.	13,675	700,570
	ProCentury Corp.	16,400	290,116
	Protective Life Corp.	111,400	5,260,308
	Provident Financial Holdings, Inc.	9,189	279,713
	Provident Financial Services, Inc.	105,828	1,925,011
	Provident New York Bancorp	68,600	1,044,092
	Prudential Financial, Inc.	584,500	47,625,060
*	PSB Bancorp, Inc.	700	11,347
	Radian Group, Inc.	124,904	6,646,142
	Rainier Pacific Financial Group, Inc.	8,500	163,540
*	Realogy Corp.	139,721	3,645,321
	Regions Financial Corp.	118,711	4,350,758
	Reinsurance Group of America, Inc.	98,600	5,439,762
#	Renasant Corp.	21,450	654,439
*	Republic First Bancorp, Inc.	677	8,784
	Resource America, Inc.	17,900	471,486
	Riverview Bancorp, Inc.	2,000	30,920
	RLI Corp.	34,200	1,891,602
	Rome Bancorp, Inc.	11,180	145,005
*	RTW, Inc.	2,300	21,505
	SAFECO Corp.	156,866	9,501,374
	Sanders Morris Harris Group, Inc.	7,800	99,996
*	SCPIE Holdings, Inc.	700	18,445
*	Seabright Insurance Holdings	2,800	44,660
	Selective Insurance Group, Inc.	44,000	2,442,880
	Simmons First National Corp. Class A	19,105	613,079
	South Financial Group, Inc.	120,353	3,127,974
#	Southern Community Financial Corp.	20,085	204,867
	Sovereign Bancorp, Inc.	630,283	15,744,469
	StanCorp Financial Group, Inc.	70,100	3,183,241
	State Auto Financial Corp.	51,100	1,704,696
#	Sterling Financial Corp.	19,188	643,757

13

		Shares	Value†
	Stewart Information Services Corp.	23,200	$906,192
* #	Stifel Financial Corp.	300	11,706
*	Stratus Properties, Inc.	500	15,265
* #	Sun American Bancorp	700	3,801
*	Sun Bancorp, Inc.	22,510	452,901
	SunTrust Banks, Inc.	430,600	35,158,490
*	Superior Bancorp	3,700	40,145
	Susquehanna Bancshares, Inc.	78,202	2,163,067
* #	SVB Financial Group	780	37,034
	SWS Group, Inc.	10,800	349,596
	Synergy Financial Group, Inc.	11,000	177,100
	TD Banknorth, Inc.	204,570	6,583,063
	The Phoenix Companies, Inc.	88,600	1,430,890
	The St. Paul Travelers Companies, Inc.	825,800	42,784,698
	TierOne Corp.	16,700	520,873
	Timberland Bancorp, Inc.	1,300	48,204
	Torchmark Corp.	115,900	7,327,198
*	Trammell Crow Co.	27,500	1,355,750
	Transatlantic Holdings, Inc.	99,900	6,181,812
* #	Triad Guaranty, Inc.	14,400	774,720
*	U.S.I. Holdings Corp.	6,600	103,356
	UMB Financial Corp.	52,540	1,932,421
	Umpqua Holdings Corp.	84,900	2,548,698
*	Unico American Corp.	1,900	21,090
	UnionBanCal Corp.	500	28,780
	United Community Financial Corp.	53,200	663,404
	United Fire & Casualty Co.	13,900	490,670
	Unitrin, Inc.	109,700	5,366,524
	Unity Bancorp, Inc.	1,701	23,644
*	Universal American Financial Corp.	46,291	867,956
	UnumProvident Corp.	412,300	8,443,904
#	Wachovia Corp.	336,354	18,227,023
	Washington Federal, Inc.	87,545	2,034,546
#	Washington Mutual, Inc.	779,678	34,056,335
	Washington Savings Bank, FSB	100	883
	Webster Financial Corp.	83,700	3,998,349
	Wesbanco, Inc.	36,359	1,186,758
	Wesco Financial Corp.	3,944	1,893,120
	Whitney Holding Corp.	8,775	282,818
	Willow Financial Bancorp, Inc.	19,710	295,650
	Wilshire Enterprises, Inc.	600	2,844
	Wintrust Financial Corp.	500	23,810
* #	World Acceptance Corp.	1,030	46,752
	Yardville National Bancorp	2,800	108,724
Total Financials			1,080,087,973

Health Care — (3.0%)
*	Accelrys, Inc.	15,400	93,324
	Aetna, Inc.	367,600	15,185,556
* #	Air Methods Corp.	3,200	84,064
*	Albany Molecular Research, Inc.	39,700	440,670
*	Allied Healthcare International, Inc.	11,050	23,205
	Alpharma, Inc. Class A	44,500	974,550
*	American Dental Partners, Inc.	2,650	46,958
#	AmerisourceBergen Corp.	271,644	12,492,908
*	AMICAS, Inc.	14,550	40,012
*	AMN Healthcare Services, Inc.	6,700	185,925
	Analogic Corp.	19,833	1,049,166

14

		Shares	Value†
*	Applera Corp. - Celera Genomics Group	75,100	$1,077,685
* #	Arena Pharmaceuticals, Inc.	2,400	30,960
*	Arqule, Inc.	5,800	29,348
	Atrion Corp.	100	7,649
*	ATS Medical, Inc.	11,200	24,976
*	Avigen, Inc.	8,200	49,856
*	BioMarin Pharmaceutical, Inc.	5,028	86,029
*	Bio-Rad Laboratories, Inc. Class A	3,500	276,325
*	BioScrip, Inc.	6,600	21,648
*	Bioveris Corp.	600	5,766
* #	Bradley Pharmaceuticals, Inc.	16,600	349,596
*	Bruker BioSciences Corp.	12,700	98,171
*	Caliper Life Sciences, Inc.	14,800	83,324
	Cambrex Corp.	15,000	331,050
*	Candela Corp.	5,100	67,320
*	Cantel Medical Corp.	12,500	174,500
*	Capital Senior Living Corp.	8,300	85,158
*	Cardiac Science Corp.	1,000	8,160
*	Charles River Laboratories International, Inc.	1,200	50,100
	Chemed Corp.	2,200	82,324
	Cigna Corp.	68,900	8,684,845
*	Community Health Systems, Inc.	700	24,500
*	Conmed Corp.	32,750	724,757
#	Cooper Companies, Inc.	34,437	1,858,565
*	Cross Country Healthcare, Inc.	36,400	722,540
*	CryoLife, Inc.	1,100	7,271
	Datascope Corp.	15,947	540,284
* #	Dendreon Corp.	14,800	63,640
*	Dyax Corp.	12,578	39,998
* #	Emdeon Corp.	154,720	1,833,432
* #	Emisphere Technologies, Inc.	1,000	5,430
*	Enzon Pharmaceuticals, Inc.	800	6,664
* #	Epicept Corp.	310	496
* #	Five Star Quality Care, Inc.	300	3,051
*	Gene Logic, Inc.	7,161	10,742
* #	Genesis HealthCare Corp.	19,200	888,960
*	Gentiva Health Services, Inc.	29,100	466,764
*	Greatbatch, Inc.	25,300	658,053
*	Hanger Orthopedic Group, Inc.	9,000	63,000
*	Harvard Bioscience, Inc.	14,900	68,391
*	Health Net, Inc.	1,000	46,140
*	HealthTronics, Inc.	20,819	139,904
*	HMS Holdings Corp.	3,200	44,320
	Hooper Holmes, Inc.	63,800	214,368
*	Horizon Health Corp.	96	1,536
* #	Humana, Inc.	89,300	4,831,130
* #	Illumina, Inc.	24,400	940,132
*	ImmunoGen, Inc.	1,300	7,137
*	IMPATH Bankruptcy Liquidating Trust	600	1,410
*	IMPATH, Inc.	600	0
*	Infinity Pharmaceuticals, Inc.	4,925	69,393
*	Inspire Pharmaceuticals, Inc.	5,100	24,276
*	IntegraMed America, Inc.	6,200	83,080
*	Invitrogen Corp.	52,200	2,872,044
*	Iridex Corp.	1,200	13,656

15

		Shares	Value†
*	Kendle International, Inc.	1,663	$58,255
*	Kindred Healthcare, Inc.	42,800	1,100,816
*	King Pharmaceuticals, Inc.	8,300	137,199
* #	La Jolla Pharmaceutical Co.	2,400	7,968
*	Langer, Inc.	600	2,586
*	Lexicon Genetics, Inc.	1,500	5,565
*	LifePoint Hospitals, Inc.	2,871	99,652
* #	Matria Healthcare, Inc.	1,300	38,025
*	Maxygen, Inc.	31,700	282,130
	McKesson Corp.	226,800	11,203,920
*	MedCath Corp.	18,800	486,544
*	Medco Health Solutions, Inc.	117,900	5,919,759
*	Medical Staffing Network Holdings, Inc.	11,400	66,690
*	MEDTOX Scientific, Inc.	6,750	89,303
*	Microtek Medical Holdings, Inc.	39,800	159,598
*	Millennium Pharmaceuticals, Inc.	309,835	3,485,644
*	Molecular Devices Corp.	6,100	128,771
*	Nabi Biopharmaceuticals	12,200	86,132
*	Neose Technologies, Inc.	60	149
*	Neurogen Corp.	5,300	28,673
*	North American Scientific, Inc.	2,395	2,323
#	Omnicare, Inc.	64,800	2,571,912
#	Option Care, Inc.	2,900	40,832
*	Orchid Cellmark, Inc.	3,350	10,787
*	Osteotech, Inc.	2,970	16,721
*	Parexel International Corp.	7,800	216,606
*	PDI, Inc.	14,000	142,800
*	Pediatric Services of America, Inc.	5,000	63,300
*	Pediatrix Medical Group, Inc.	3,700	178,155
	PerkinElmer, Inc.	180,500	3,911,435
	Perrigo Co.	1,900	31,825
* #	Per-Se Technologies, Inc.	2,412	66,499
*	Pharmacopia Drug Discovery, Inc.	7,900	32,390
* #	Pharmacyclics, Inc.	500	2,825
*	Pharmanet Development Group, Inc.	4,700	106,972
*	PRAECIS Pharmaceuticals, Inc.	2,100	4,095
*	PSS World Medical, Inc.	58,259	1,219,943
*	Quidel Corp.	500	6,805
*	RehabCare Group, Inc.	3,000	37,590
*	Res-Care, Inc.	6,800	125,052
*	Respironics, Inc.	1,072	38,656
*	Rita Medical Systems, Inc.	24,100	107,004
*	Sangamo BioSciences, Inc.	8,354	66,080
* #	Savient Pharmaceuticals, Inc.	32,589	380,314
*	Schein (Henry), Inc.	8,313	428,369
* #	Sciele Pharma, Inc.	3,665	82,866
* #	Spectrum Pharmaceuticals, Inc.	2,400	12,600
*	SRI/Surgical Express, Inc.	700	2,975
* #	Sunrise Senior Living, Inc.	19,500	622,050
*	Symbion, Inc.	7,200	127,800
*	Synovis Life Technologies, Inc.	7,880	65,010
*	Theragenics Corp.	26,800	89,780
* #	Thermo Fisher Scientific, Inc.	231,145	10,131,085
*	Third Wave Technologies, Inc.	8,100	40,176
*	Thoratec Corp.	5,930	87,349

16

		Shares	Value†
*	Triad Hospitals, Inc.	78,062	$3,319,196
	UnitedHealth Group, Inc.	31,250	1,533,750
*	Urologix, Inc.	11,772	27,664
*	Viasys Healthcare, Inc.	13,317	375,673
*	Watson Pharmaceuticals, Inc.	68,300	1,753,261
*	WellPoint, Inc.	98,878	7,482,098
*	Zoll Medical Corp.	3,800	197,068
Total Health Care			118,663,262

Industrials — (9.3%)
* #	AAR Corp.	12,400	329,716
*	ABX Air, Inc.	4,981	31,530
*	Accuride Corp.	1,600	18,016
	Aceto Corp.	31,800	270,300
* #	Active Power, Inc.	10,134	27,159
	Adesa, Inc.	100,300	2,649,926
* #	AGCO Corp.	91,300	2,851,299
	Alamo Group, Inc.	12,535	288,806
* #	Alaska Air Group, Inc.	38,800	1,595,844
#	Albany International Corp. Class A	17,000	530,400
#	Alexander & Baldwin, Inc.	53,300	2,353,195
*	Allied Defense Group, Inc.	1,400	24,220
* #	Allied Waste Industries, Inc.	328,300	4,162,844
	American Power Conversion Corp.	1,300	39,455
* #	American Superconductor Corp.	3,800	39,938
	Ameron International Corp.	7,300	549,033
* #	AMR Corp.	2,200	70,312
#	Amrep Corp.	500	43,840
	Angelica Corp.	1,300	28,470
	Apogee Enterprises, Inc.	8,500	145,775
	Applied Industrial Technologies, Inc.	53,325	1,517,630
	Applied Signal Technologies, Inc.	2,300	36,432
#	Arkansas Best Corp.	24,100	913,390
* #	Armor Holdings, Inc.	8,200	463,710
*	Astec Industries, Inc.	3,454	117,643
	Avis Budget Group, Inc.	57,518	1,176,818
*	Axsys Technologies, Inc.	8,000	135,600
*	AZZ, Inc.	3,400	144,908
#	Banta Corp.	12,600	456,372
	Barnes Group, Inc.	15,000	314,250
#	Belden CDT, Inc.	64,950	2,585,660
	Bowne & Co., Inc.	19,714	311,875
	Burlington Northern Santa Fe Corp.	488,800	36,738,208
#	C&D Technologies, Inc.	4,600	17,802
	Cascade Corp.	3,500	183,400
*	Casella Waste Systems, Inc. Class A	1,600	17,456
*	CBIZ, Inc.	42,800	299,600
	CDI Corp.	14,700	382,641
*	Celadon Group, Inc.	4,500	83,340
#	Central Parking Corp.	33,500	611,710
*	Cenveo, Inc.	11,500	228,620
	Champion Industries, Inc.	2,336	18,081
	CIRCOR International, Inc.	16,950	622,913
	Comfort Systems USA, Inc.	15,500	209,095
* #	Commercial Vehicle Group, Inc.	4,700	109,980

17

		Shares	Value†
*	Compudyne Corp.	5,500	$36,245
*	Consolidated Graphics, Inc.	5,500	321,750
* #	Continental Airlines, Inc.	12,500	508,000
*	Cornell Companies, Inc.	3,700	66,600
*	Corrections Corporation of America	18,000	818,100
*	Covenant Transport, Inc. Class A	4,850	58,831
	CSX Corp.	672,000	24,097,920
	Cubic Corp.	36,400	808,080
#	Curtiss-Wright Corp.	2,144	76,219
	Deere & Co.	2,300	220,800
* #	Distributed Energy Systems Corp.	1,900	7,923
* #	Dollar Thrifty Automotive Group, Inc.	22,900	974,853
#	Donnelley (R.R.) & Sons Co.	133,300	4,701,491
*	Ducommun, Inc.	5,100	117,147
	Eaton Corp.	2,600	200,408
*	EGL, Inc.	5,400	172,476
*	Electro Rent Corp.	22,837	343,697
* #	EMCOR Group, Inc.	11,600	692,172
* #	Encore Wire Corp.	7,550	186,183
*	EnerSys	38,600	643,848
	Ennis, Inc.	40,100	914,681
* #	EnPro Industries, Inc.	24,200	844,096
*	ESCO Technologies, Inc.	800	35,440
*	Esterline Technologies Corp.	22,300	868,362
*	Exponent, Inc.	1,600	28,512
*	ExpressJet Holdings, Inc.	35,500	280,450
	Federal Signal Corp.	45,400	736,388
	FedEx Corp.	4,782	551,986
*	First Consulting Group, Inc.	1,900	23,636
#	Florida East Coast Industries, Inc.	9,300	556,791
*	Flowserve Corp.	30,400	1,636,736
*	Foster (L.B.) Co. Class A	700	15,995
* #	Frontier Airlines Holdings, Inc.	15,400	126,280
	Frozen Food Express Industries, Inc.	6,500	55,250
* #	FuelCell Energy, Inc.	18,372	119,785
	G & K Services, Inc. Class A	30,790	1,218,976
*	Gardner Denver Machinery, Inc.	4,210	160,990
#	GATX Corp.	75,897	3,504,923
* #	Gehl Co.	9,850	266,541
#	Gencorp, Inc.	700	9,667
*	Genesee & Wyoming, Inc.	7,050	189,363
*	Genlyte Group, Inc.	10,900	924,974
*	GP Strategies Corp.	15,500	121,055
#	Granite Construction, Inc.	15,300	789,480
*	Griffon Corp.	23,170	552,373
	Hardinge, Inc.	10,859	169,183
	Healthcare Services Group, Inc.	900	22,500
#	Heico Corp.	9,400	349,586
	Heico Corp. Class A	4,770	143,577
*	Heidrick & Struggles International, Inc.	6,200	259,408
*	Henry Bros. Electronics, Inc.	200	668
*	Herley Industries, Inc.	5,800	93,612
*	Hub Group, Inc. Class A	2,000	57,080
*	Hudson Highland Group, Inc.	3,780	67,473
	Hunt (J.B.) Transport Services, Inc.	100,000	2,189,000

18

		Shares	Value†
*	Huttig Building Products, Inc.	4,100	$21,361
	IDEX Corp.	12,750	611,363
	IKON Office Solutions, Inc.	208,000	3,363,360
*	Industrial Distribution Group, Inc.	1,300	12,623
*	Infrasource Services, Inc.	3,000	64,830
* #	Innovative Solutions & Support, Inc.	1,200	18,912
* #	Insituform Technologies, Inc. Class A	9,500	244,340
* #	Integrated Alarm Services Group, Inc.	13,200	39,468
	Interpool, Inc.	20,000	472,200
*	Intersections, Inc.	600	6,132
*	Jacuzzi Brands, Inc.	12,700	159,131
*	JetBlue Airways Corp.	109,500	1,495,770
	JLG Industries, Inc.	74,600	2,082,086
*	Kadant, Inc.	4,057	95,907
	Kaman Corp. Class A	38,097	880,803
* #	Kansas City Southern	75,800	2,050,390
	Kelly Services, Inc. Class A	50,104	1,460,031
	Kennametal, Inc.	63,100	3,854,148
*	Key Technology, Inc.	5,100	68,697
*	Kforce, Inc.	900	11,979
* #	Kirby Corp.	16,600	598,264
* #	Korn/Ferry International	12,400	289,044
*	K-Tron International, Inc.	200	13,390
*	LaBarge, Inc.	1,800	24,984
*	Labor Ready, Inc.	3,600	68,112
*	Ladish Co., Inc.	3,000	101,220
	Laidlaw International, Inc.	131,475	3,819,349
*	Layne Christensen Co.	800	24,632
	Lennox International, Inc.	44,800	1,309,952
	Lockheed Martin Corp.	133,500	12,075,075
	LSI Industries, Inc.	7,550	129,030
*	Lydall, Inc.	4,800	50,400
*	M&F Worldwide Corp.	13,000	213,330
*	Mac-Gray Corp.	7,000	76,650
*	Magnetek, Inc.	15,000	82,200
*	MAIR Holdings, Inc.	1,620	9,250
	Manpower, Inc.	36,700	2,605,700
*	Marten Transport, Ltd.	10,900	199,579
	McGrath Rentcorp.	5,108	160,902
* #	Medialink Worldwide, Inc.	4,500	23,355
*	Merrimac Industries, Inc.	1,100	11,055
*	Mesa Air Group, Inc.	25,000	204,250
*	MFRI, Inc.	1,400	28,742
*	Miller Industries, Inc.	2,800	62,524
	Mine Safety Appliances Co.	2,500	90,275
*	Misonix, Inc.	5,200	21,008
*	Mobile Mini, Inc.	11,800	324,028
*	Moog, Inc. Class A	7,162	261,986
#	Mueller Industries, Inc.	24,100	821,810
	NACCO Industries, Inc. Class A	9,700	1,446,755
*	Nashua Corp.	400	2,922
*	National Patent Development Corp.	7,600	11,780
*	National Technical Systems, Inc.	7,800	51,870
*	NCI Building Systems, Inc.	12,600	695,268
	Norfolk Southern Corp.	623,800	30,722,150

19

		Shares	Value†
	Northrop Grumman Corp.	457,010	$30,587,679
*	Old Dominion Freight Line, Inc.	675	18,097
*	Orbital Sciences Corp.	25,813	467,732
*	P.A.M. Transportation Services, Inc.	500	11,995
	Paccar, Inc.	5,737	374,626
	Parker Hannifin Corp.	2,600	217,048
*	Park-Ohio Holdings Corp.	2,800	46,676
*	Patrick Industries, Inc.	200	2,442
* #	Patriot Transportation Holding, Inc.	206	18,950
*	PHH Corp.	49,738	1,431,460
*	Powell Industries, Inc.	1,700	40,579
*	Power-One, Inc.	9,900	72,468
#	Precision Castparts Corp.	96,110	7,252,461
#	Preformed Line Products Co.	850	27,515
	Providence & Worcester Railroad Co.	1,000	20,250
#	PW Eagle, Inc.	500	17,070
* #	Quanta Services, Inc.	44,600	817,518
*	RailAmerica, Inc.	14,900	237,655
	Raytheon Co.	420,600	21,467,424
*	RCM Technologies, Inc.	800	4,936
	Regal-Beloit Corp.	42,000	2,147,460
*	Republic Airways Holdings, Inc.	48,800	842,776
	Robbins & Myers, Inc.	13,600	581,944
*	Rush Enterprises, Inc. Class A	19,400	352,692
	Ryder System, Inc.	99,100	5,170,047
*	Saia, Inc.	10,800	267,732
* #	School Specialty, Inc.	6,500	240,825
*	Sequa Corp. Class A	3,100	352,935
*	Sequa Corp. Class B	700	79,800
	Servidyne, Inc.	2,187	8,923
*	Shaw Group, Inc.	25,300	756,217
*	Sitel Corp.	2,100	8,673
	Skywest, Inc.	95,630	2,413,701
	Smith (A.O.) Corp.	24,700	884,013
	Southwest Airlines Co.	1,052,700	16,537,917
*	Spherion Corp.	22,800	164,160
#	SPX Corp.	91,100	5,567,121
	Standard Register Co.	14,600	181,770
	Standex International Corp.	10,100	300,273
	Steelcase, Inc. Class A	40,700	720,390
*	Strategic Distribution, Inc.	200	2,348
	Supreme Industries, Inc.	1,610	10,497
*	Swift Transportation Co., Inc.	73,920	2,097,110
	Synagro Techonologies, Inc.	92,200	417,666
	Sypris Solutions, Inc.	9,525	71,057
	TAL International Group, Inc.	1,100	27,390
	TB Wood’s Corp.	5,400	92,340
	Technology Research Corp.	6,000	24,420
	Tecumseh Products Co. Class A	1,800	29,178
	Teleflex, Inc.	23,500	1,518,805
* #	TeleTech Holdings, Inc.	4,378	98,855
* #	Terex Corp.	23,600	1,322,072
*	Tetra Tech, Inc.	3,000	52,350
#	Textron, Inc.	66,600	6,490,170
	The Brink’s Co.	19,900	1,117,186

20

		Shares	Value†
*	The Geo Group, Inc.	2,400	$90,144
* #	The Lamson & Sessions Co.	12,300	264,450
*	Thomas & Betts Corp.	63,600	3,298,932
#	Timken Co.	136,300	4,053,562
	Todd Shipyards Corp.	1,100	18,326
* #	TRC Companies, Inc.	11,100	106,005
	Tredegar Industries, Inc.	50,900	1,012,401
#	Trinity Industries, Inc.	79,350	2,999,430
	Triumph Group, Inc.	5,400	286,524
* #	TRM Corp.	2,550	3,672
*	U.S. Xpress Enterprises, Inc. Class A	800	13,944
	Union Pacific Corp.	441,100	39,928,372
*	United Rentals, Inc.	58,300	1,460,998
*	United Stationers, Inc.	9,700	449,886
	Universal Forest Products, Inc.	16,700	778,888
*	URS Corp.	51,900	2,291,904
*	US Airways Group, Inc.	208	11,806
*	USA Truck, Inc.	1,600	30,832
	Valmont Industries, Inc.	6,900	408,825
	Viad Corp.	22,000	864,820
	Vicor Corp.	12,800	156,928
* #	Volt Information Sciences, Inc.	13,400	625,244
#	Walter Industries, Inc.	30,140	1,449,433
* #	Washington Group International, Inc.	2,000	117,560
*	Waste Connections, Inc.	12,950	522,533
	Waste Industries USA, Inc.	16,100	483,644
#	Watsco, Inc. Class A	22,700	1,173,136
	Watts Water Technologies, Inc.	15,600	649,428
#	Werner Enterprises, Inc.	113,432	2,115,507
*	Westaff, Inc.	3,500	16,310
*	Willis Lease Finance Corp.	1,200	12,000
* #	Wolverine Tube, Inc.	2,400	2,712
	Woodward Governor Co.	14,400	549,936
* #	YRC Worldwide, Inc.	26,791	1,038,151
Total Industrials			371,700,781

Information Technology — (6.2%)
*	3Com Corp.	380,365	1,593,729
*	Actel Corp.	30,000	559,800
*	ActivIdentity Corp.	46,723	235,484
* #	Activision, Inc.	2,810	47,911
*	Adaptec, Inc.	78,808	343,603
*	ADC Telecommunications, Inc.	1,839	25,360
*	Adobe Systems, Inc.	14,352	575,946
*	Advanced Micro Devices, Inc.	19,200	414,144
*	Aeroflex, Inc.	25,400	306,324
*	Aetrium, Inc.	1,200	3,900
*	Agile Software Corp.	58,400	391,864
	Agilysys, Inc.	29,100	445,812
*	Alliance Semiconductor Corp.	3,961	14,814
	American Software, Inc. Class A	8,900	73,069
* #	Anadigics, Inc.	3,700	35,705
*	Analex Corp.	300	612
*	Anaren, Inc.	8,300	170,565
*	Andrew Corp.	90,073	898,028

21

		Shares	Value†
* #	Anixter International, Inc.	13,544	$793,949
*	Answerthink, Inc.	13,300	38,437
*	Applied Innovation, Inc.	1,339	4,258
*	Applied Micro Circuits Corp.	134,369	470,292
*	Ariba, Inc.	23,700	179,172
* #	Arris Group, Inc.	59,400	708,642
*	Arrow Electronics, Inc.	95,800	3,042,608
	Astro-Med, Inc.	250	2,500
*	Atmel Corp.	48,508	245,450
*	Authentidate Holding Corp.	9,600	14,784
*	Autobytel, Inc.	14,900	44,998
* #	Avici Systems, Inc.	7,500	53,400
* #	Avid Technology, Inc.	1,417	55,235
*	Avnet, Inc.	59,200	1,467,568
* #	Avocent Corp.	15,400	535,612
#	AVX Corp.	202,100	3,140,634
*	Aware, Inc.	19,335	102,089
*	Axcelis Technologies, Inc.	103,400	660,726
*	AXT, Inc.	20,100	104,118
* #	BearingPoint, Inc.	158,600	1,329,068
	Bel Fuse, Inc. Class B	12,200	447,740
*	Bell Industries, Inc.	2,700	9,315
*	Bell Microproducts, Inc.	12,900	88,752
* #	Benchmark Electronics, Inc.	44,450	1,079,691
	Black Box Corp.	22,300	954,886
	Bogen Communications International, Inc.	700	4,848
* #	Bookham, Inc.	1,100	4,433
*	Borland Software Corp.	66,100	349,669
*	Bottomline Technologies, Inc.	1,000	10,470
*	Brooks Automation, Inc.	71,000	991,870
	CA, Inc.	58,012	1,258,860
*	CalAmp Corp.	6,600	47,850
*	CallWave, Inc.	3,400	9,350
*	Captaris, Inc.	10,700	78,110
*	Carreker Corp.	2,200	15,994
*	Carrier Access Corp.	30,000	187,500
*	Catalyst Semiconductor, Inc.	4,300	13,889
*	Catapult Communications Corp.	2,050	17,753
*	C-COR, Inc.	15,400	154,000
*	Centillium Communications, Inc.	6,200	12,338
*	CEVA, Inc.	14,900	100,128
*	CheckFree Corp.	13,000	543,530
*	Checkpoint Systems, Inc.	21,800	418,124
*	Ciber, Inc.	31,700	219,998
* #	Ciena Corp.	17,916	450,408
*	Ciprico, Inc.	500	2,440
*	Clarus Corp.	8,800	63,360
* #	Coherent, Inc.	30,700	991,917
	Cohu, Inc.	6,981	138,014
*	Comarco, Inc.	8,700	81,258
* #	CommScope, Inc.	17,300	521,941
*	Computer Horizons Corp.	29,900	139,932
*	Computer Sciences Corp.	129,900	6,780,780
*	Computer Task Group, Inc.	3,800	15,998
*	Compuware Corp.	236,500	1,984,235

22

		Shares	Value†
* #	Comtech Telecommunications Corp.	1,100	$39,072
*	Comverse Technology, Inc.	29,152	569,047
*	Conexant Systems, Inc.	36,710	80,028
*	Convergys Corp.	62,800	1,514,736
*	Corning, Inc.	452,900	9,764,524
*	Cosine Communications, Inc.	800	2,664
*	Covansys Corp.	5,579	127,090
*	Credence Systems Corp.	900	3,456
*	Cree, Inc.	2,000	39,580
	CTS Corp.	34,400	525,632
*	Cyberoptics Corp.	3,900	49,998
*	Cybersource Corp.	6,300	66,087
* #	Cypress Semiconductor Corp.	41,300	718,207
	Dataram Corp.	3,200	14,272
*	Digi International, Inc.	5,000	66,450
*	Digimarc Corp.	11,200	100,912
* #	Digital Angel Corp.	5,200	14,560
*	Digital Insight Corp.	1,900	72,504
* #	Digitas, Inc.	11,881	128,552
* #	Diodes, Inc.	1,575	65,095
*	Ditech Networks, Inc.	27,400	191,800
*	Dot Hill Systems Corp.	11,170	36,414
*	Dycom Industries, Inc.	16,799	341,356
*	Echelon Corp.	9,400	75,200
*	Edgewater Technology, Inc.	200	1,330
*	eFunds Corp.	15,900	407,835
*	Electro Scientific Industries, Inc.	24,000	476,400
	Electronic Data Systems Corp.	516,200	14,009,668
*	Electronics for Imaging, Inc.	15,000	367,500
*	EMC Corp.	26,550	348,071
*	EMS Technologies, Inc.	12,700	259,969
*	Emulex Corp.	1,400	29,218
* #	Endwave Corp.	8,400	113,232
* #	Entegris, Inc.	89,400	953,004
*	Entrust, Inc.	27,400	110,696
*	EPIQ Systems, Inc.	1,700	26,554
*	ePlus, Inc.	3,000	30,300
*	eSpeed, Inc.	13,500	126,630
*	ESS Technology, Inc.	5,500	6,545
*	Exar Corp.	7,100	96,347
*	Extreme Networks, Inc.	23,332	93,095
#	Fair Isaac Corp.	12,922	537,814
*	Fairchild Semiconductor Corp. Class A	50,966	831,765
*	Faro Technologies, Inc.	1,300	28,834
	Fidelity National Information Services, Inc.	139,852	5,580,095
*	Forrester Research, Inc.	700	19,684
	Frequency Electronics, Inc.	10,400	130,000
*	FSI International, Inc.	12,400	69,564
*	Genesis Microchip, Inc.	12,200	122,000
*	Gerber Scientific, Inc.	3,700	51,208
*	Glenayre Technologies, Inc.	9,700	23,474
*	Globecomm Systems, Inc.	10,200	93,942
*	Globix Corp.	8,200	36,080
*	Greenfield Online, Inc.	9,100	115,661
*	GSE Systems, Inc.	1,636	7,853

23

		Shares	Value†
*	GTSI Corp.	6,518	$62,182
#	Harris Corp.	33,700	1,419,107
*	Hauppauge Digital, Inc.	1,200	7,188
*	Hewitt Associates, Inc. Class A	1,100	27,940
	Hewlett-Packard Co.	2,195,200	86,622,592
*	hi/fn, Inc.	4,571	22,718
*	Hutchinson Technology, Inc.	21,900	521,877
*	Hypercom Corp.	22,000	145,640
*	iGATE Capital Corp.	19,300	125,643
	Imation Corp.	47,400	2,195,094
*	InFocus Corp.	8,900	22,428
*	Inforte Corp.	500	1,830
*	InfoSpace, Inc.	23,900	469,635
*	Ingram Micro, Inc.	162,300	3,307,674
*	Innovex, Inc.	9,800	17,934
*	Insight Enterprises, Inc.	36,600	735,660
*	Integrated Device Technology, Inc.	194,200	3,204,300
*	Integrated Silicon Solution, Inc.	5,950	37,009
*	Interlink Electronics, Inc.	1,700	4,505
* #	Intermec, Inc.	28,900	732,615
*	International Rectifier Corp.	69,900	2,796,000
*	Internet Capital Group, Inc.	45,200	466,012
*	Interphase Corp.	2,500	22,125
	Intersil Corp.	193,865	4,802,036
*	Intervideo, Inc.	6,335	82,038
*	Interwoven, Inc.	47,100	667,407
*	Intest Corp.	2,645	11,982
*	IntriCon Corp.	500	2,745
*	Iomega Corp.	7,200	27,648
* #	iPass, Inc.	7,900	44,003
*	Iron Mountain, Inc.	450	19,395
*	IXYS Corp.	8,290	79,501
*	Jaco Electronics, Inc.	1,300	4,329
*	JDA Software Group, Inc.	10,300	147,290
*	Keane, Inc.	43,600	540,640
*	Kemet Corp.	18,400	135,240
*	Key Tronic Corp.	9,400	46,530
*	Keynote Systems, Inc.	10,900	113,033
* #	Komag, Inc.	400	15,792
* #	L-1 Identity Solutions, Inc.	3	50
*	Lattice Semiconductor Corp.	113,300	769,307
*	Lawson Software, Inc.	5,800	43,152
*	LeCroy Corp.	13,100	147,637
*	Lightbridge, Inc.	7,900	104,280
*	Logility, Inc.	1,000	8,400
*	LookSmart, Ltd.	6,100	28,060
*	LSI Logic Corp.	121,700	1,297,322
*	LTX Corp.	14,651	76,332
*	Management Network Group, Inc.	3,200	4,256
*	Mapinfo Corp.	6,000	79,500
*	Mastec, Inc.	3,000	33,840
*	McDATA Corp. Class A	83,300	522,291
*	McDATA Corp. Class B	4,600	28,980
*	MedQuist, Inc.	5,300	69,430
*	Merix Corp.	18,500	170,755

24

		Shares	Value†
	Methode Electronics, Inc.	46,188	$517,767
*	Metrologic Instruments, Inc.	4,132	76,029
*	Micron Technology, Inc.	658,000	9,606,800
*	Microtune, Inc.	5,400	24,786
*	MKS Instruments, Inc.	54,600	1,136,226
*	Mobius Management Systems, Inc.	1,300	9,230
*	Moldflow Corp.	5,100	66,096
*	Motive, Inc.	5,000	15,800
*	MPS Group, Inc.	88,800	1,331,112
* #	MRV Communications, Inc.	57,400	214,102
*	MSC.Software Corp.	7,000	105,280
*	Nanometrics, Inc.	2,600	22,282
* #	Napco Security Systems, Inc.	180	1,159
*	Napster, Inc.	300	1,125
	National Semiconductor Corp.	6,000	145,140
*	NCR Corp.	1,000	42,910
* #	NeoMagic Corp.	900	4,059
*	Neoware Systems, Inc.	400	4,468
*	NetRatings, Inc.	26,500	484,950
*	NetScout Systems, Inc.	25,200	196,812
*	Network Equipment Technologies, Inc.	7,800	47,814
*	Newport Corp.	21,116	458,851
*	Novell, Inc.	150,500	945,140
* #	Novellus Systems, Inc.	54,600	1,704,612
*	Nu Horizons Electronics Corp.	12,600	142,002
* #	Nuance Communications, Inc.	25,300	259,325
* #	NYFIX, Inc.	9,700	62,080
*	Openwave Systems, Inc.	2,100	17,640
*	OPNET Technologies, Inc.	23,600	380,668
*	Optical Cable Corp.	900	4,410
*	Optical Communication Products, Inc.	8,300	16,268
*	OSI Systems, Inc.	17,900	339,921
*	Overland Storage, Inc.	5,500	26,400
*	OYO Geospace Corp.	1,935	92,300
* #	Palm, Inc.	20,600	288,606
* #	PAR Technology Corp.	900	7,632
	Park Electrochemical Corp.	11,800	382,792
*	Paxar Corp.	34,600	738,710
* #	PC Connection, Inc.	23,361	313,738
*	PC-Tel, Inc.	12,300	119,064
	Pegasystems, Inc.	24,904	251,530
*	Pemstar, Inc.	13,100	49,518
*	Perceptron, Inc.	1,800	15,012
*	Performance Technologies, Inc.	2,400	13,080
*	Pericom Semiconductor Corp.	22,633	260,958
*	Pervasive Software, Inc.	22,200	82,806
*	Pfsweb, Inc.	2,776	2,054
*	Phoenix Technologies, Ltd.	7,700	37,345
*	Photon Dynamics, Inc.	900	9,999
* #	Photronics, Inc.	31,100	490,447
*	Planar Systems, Inc.	4,700	47,094
*	PLATO Learning, Inc.	13,300	67,298
*	Plexus Corp.	10,100	243,915
*	PLX Technology, Inc.	2,800	37,884
* #	Polycom, Inc.	45,000	1,297,800

25

		Shares	Value†
* #	Powerwave Technologies, Inc.	23,878	$153,058
*	Presstek, Inc.	3,498	21,023
	Printronix, Inc.	8,600	103,630
*	Quantum Corp.	14,700	34,692
*	QuickLogic Corp.	95	278
*	Quovadx, Inc.	4,870	12,516
*	RadiSys Corp.	5,500	92,895
* #	RealNetworks, Inc.	37,800	434,700
*	RF Monolithics, Inc.	5,299	27,025
	Richardson Electronics, Ltd.	16,770	167,700
*	Rofin-Sinar Technologies, Inc.	1,300	75,556
*	Rudolph Technologies, Inc.	33,743	540,900
*	S1 Corp.	84,600	442,458
	Sabre Holdings Corp.	133,700	3,667,391
*	Safeguard Scientifics, Inc.	34,300	84,721
*	SafeNet, Inc.	13,918	324,011
*	Sandisk Corp.	936	41,558
*	Sanmina-SCI Corp.	518,200	1,917,340
*	SCM Microsystems, Inc.	4,400	14,872
*	Seachange International, Inc.	27,000	232,740
*	Selectica, Inc.	26,969	46,117
*	Semitool, Inc.	26,400	362,472
*	Sigmatel, Inc.	4,850	21,922
*	Silicon Storage Technology, Inc.	94,426	435,304
*	SimpleTech, Inc.	20,196	181,764
* #	Sipex Corp.	22,400	96,544
*	Sirenza Microdevices, Inc.	1,460	12,979
*	Skyworks Solutions, Inc.	127,980	929,135
*	Solectron Corp.	829,798	2,763,227
*	SonicWALL, Inc.	28,745	288,887
*	Spectrum Control, Inc.	3,600	31,788
*	Standard Microsystems Corp.	7,300	232,651
	StarTek, Inc.	3,300	45,210
	Stellent, Inc.	13,075	175,728
*	Stratos International, Inc.	6,000	44,820
*	SumTotal Systems, Inc.	400	2,808
*	Sun Microsystems, Inc.	865,900	4,693,178
*	Sunrise Telecom, Inc.	14,900	32,780
*	SupportSoft, Inc.	20,400	117,504
*	Sycamore Networks, Inc.	133,000	496,090
*	Sykes Enterprises, Inc.	16,000	275,680
	Symbol Technologies, Inc.	202	2,994
*	Symmetricom, Inc.	21,241	186,284
*	SYNNEX Corp.	29,100	660,861
*	Tech Data Corp.	40,800	1,706,256
	Technitrol, Inc.	29,600	813,408
*	Technology Solutions Co.	2,100	14,049
*	TechTeam Global, Inc.	5,000	54,600
	Tektronix, Inc.	1,766	53,969
* #	TeleCommunication Systems, Inc.	8,900	30,972
*	Tellabs, Inc.	157,672	1,583,027
*	Telular Corp.	2,900	10,788
*	Teradyne, Inc.	4,200	62,580
	TheStreet.com, Inc.	6,700	65,526
* #	THQ, Inc.	2,529	82,319

26

		Shares	Value†
*	TIBCO Software, Inc.	69,200	$644,252
*	Tier Technologies, Inc. Class B	8,900	63,190
*	Tollgrade Communications, Inc.	9,400	82,438
* #	Track Data Corp.	8,032	31,325
*	Triquint Semiconductor, Inc.	95,900	483,336
*	TTM Technologies, Inc.	13,388	168,823
*	Tyler Technologies, Inc.	17,600	254,320
*	Ulticom, Inc.	33,200	344,284
*	Ultratech, Inc.	5,400	70,362
*	Unisys Corp.	15,100	108,871
	United Online, Inc.	18,200	244,426
*	ValueClick, Inc.	20,100	499,887
*	Veeco Instruments, Inc.	11,300	212,214
*	VeriSign, Inc.	29,000	757,190
*	Viasat, Inc.	1,800	47,934
*	Vicon Industries, Inc.	1,600	5,712
*	Vignette Corp.	31,000	521,730
* #	Vishay Intertechnology, Inc.	170,900	2,238,790
*	Vitesse Semiconductor, Inc.	13,000	14,690
* #	Vyyo, Inc.	500	2,150
*	Web.com, Inc.	4,900	18,816
*	webMethods, Inc.	4,100	29,233
*	White Electronics Designs Corp.	23,400	129,636
*	Wind River Systems, Inc.	5,390	57,727
*	Winland Electronics, Inc.	300	969
*	Wireless Telecom Group, Inc.	19,700	49,447
*	Xerox Corp.	152,000	2,508,000
	X-Rite, Inc.	3,200	38,080
*	Zhone Technologies, Inc.	45,500	61,425
*	ZILOG, Inc.	1,300	5,226
*	Zoran Corp.	21,732	324,024
*	Zygo Corp.	15,000	247,050
Total Information Technology			248,651,792

Materials — (5.2%)
	Airgas, Inc.	77,640	3,303,582
	Albemarle Corp.	56,900	3,968,206
	Alcoa, Inc.	784,352	24,448,252
*	Aleris International, Inc.	2,363	123,136
	Aptargroup, Inc.	6,300	385,938
	Arch Chemicals, Inc.	22,000	723,800
	Ashland, Inc.	112,200	7,585,842
	Bairnco Corp.	100	1,224
#	Bowater, Inc.	45,900	1,000,620
*	Brush Engineered Materials, Inc.	11,200	396,704
*	Buckeye Technologies, Inc.	22,600	265,324
	Cabot Corp.	40,100	1,649,313
#	Calgon Carbon Corp.	26,900	157,365
*	Caraustar Industries, Inc.	16,798	131,864
	Carpenter Technology Corp.	21,500	2,296,415
	Chaparral Steel Co.	47,200	2,194,800
	Chemtura Corp.	78,779	762,581
	Chesapeake Corp.	11,700	190,476
#	Cleveland-Cliffs, Inc.	1,000	48,040
	Commercial Metals Co.	82,800	2,405,340

27

		Shares	Value†
*	Continental Materials Corp.	100	$2,680
*	Core Molding Technologies, Inc.	600	6,396
	CPAC, Inc.	200	1,402
#	Cytec Industries, Inc.	57,100	3,045,143
	Eagle Materials, Inc.	59,088	2,540,784
	Eastman Chemical Co.	22,900	1,359,802
	Ferro Corp.	41,000	855,260
	FMC Corp.	9,900	701,712
	Friedman Industries, Inc.	8,300	79,265
	Gibraltar Industries, Inc.	41,800	915,838
	Glatfelter (P.H.) Co.	36,600	542,412
*	Graphic Packaging Corp.	143,700	609,288
	Greif, Inc. Class A	13,600	1,348,440
	H.B. Fuller Co.	25,400	662,178
	Hawkins, Inc.	600	8,472
*	Headwaters, Inc.	3,100	74,152
	International Paper Co.	514,912	17,043,587
	Kronos Worldwide, Inc.	3	110
*	Landec Corp.	3,300	31,614
*	Lesco, Inc.	3,300	27,093
	Louisiana-Pacific Corp.	131,200	2,768,320
	Lubrizol Corp.	61,000	2,887,740
	Lyondell Chemical Co.	385,355	9,518,269
#	Martin Marietta Materials, Inc.	24,300	2,413,233
*	Material Sciences Corp.	4,700	56,682
	MeadWestavco Corp.	156,398	4,613,741
	Metal Management, Inc.	15,100	553,415
#	Minerals Technologies, Inc.	27,300	1,551,732
*	Mod-Pac Corp.	300	3,300
	Monsanto Co.	221,200	10,633,084
	Myers Industries, Inc.	45,250	731,240
	NewMarket Corp.	8,800	552,464
	Newmont Mining Corp.	2,294	107,612
#	NL Industries, Inc.	17,800	197,402
	NN, Inc.	22,500	257,175
*	Northern Technologies International Corp.	300	2,475
*	Northwest Pipe Co.	500	16,050
	Nucor Corp.	143,200	8,570,520
	Olympic Steel, Inc.	2,500	64,850
* #	OM Group, Inc.	23,000	1,082,150
*	Oregon Steel Mills, Inc.	12,600	793,044
* #	Owens-Illinois, Inc.	27,100	512,190
*	Pactiv Corp.	1,800	62,010
	Penford Corp.	11,600	191,632
	Phelps Dodge Corp.	141,600	17,416,800
*	PolyOne Corp.	75,600	580,608
#	Pope & Talbot, Inc.	200	1,002
	Quaker Chemical Corp.	12,500	261,125
	Quanex Corp.	27,225	1,010,320
#	Reliance Steel & Aluminum Co.	60,600	2,332,494
	Rock-Tenn Co. Class A	30,300	763,560
	Rohm & Haas Co.	700	36,554
*	Rotonics Manufacturing, Inc.	6,370	18,664
	RPM International, Inc.	137,600	2,775,392
* #	RTI International Metals, Inc.	17,900	1,354,135

28

		Shares	Value†
#	Ryerson, Inc.	21,600	$480,816
	Schnitzer Steel Industries, Inc. Class A	30,000	1,224,600
	Schulman (A.), Inc.	26,800	610,772
	Schweitzer-Maudoit International, Inc.	22,100	547,859
	Sealed Air Corp.	1,000	59,510
	Sensient Technologies Corp.	71,500	1,703,845
*	Smurfit-Stone Container Corp.	185,845	1,994,117
	Spartech Corp.	43,600	1,304,512
#	Steel Dynamics, Inc.	116,400	3,785,328
	Steel Technologies, Inc.	13,300	229,425
	Stepan Co.	6,200	187,984
*	Stillwater Mining Co.	26,600	368,676
	Temple-Inland, Inc.	75,200	2,940,320
*	Terra Industries, Inc.	61,900	640,665
#	Texas Industries, Inc.	23,300	1,590,225
#	Tronox, Inc. Class A	7,400	113,220
	Tronox, Inc. Class B	13,872	206,277
*	U.S. Concrete, Inc.	16,600	103,252
	United States Steel Corp.	140,000	10,470,600
	Valhi, Inc.	105,400	2,815,234
	Wausau Paper Corp.	67,000	1,002,320
#	Westlake Chemical Corp.	96,500	3,160,375
	Weyerhaeuser Co.	188,200	12,172,776
#	Worthington Industries, Inc.	129,100	2,388,350
* #	Zoltek Companies, Inc.	795	17,848
Total Materials			206,704,340

Other — (0.0%)
* #	ePresence, Inc. Escrow Shares	6,400	192
*	Petrocorp, Inc. Escrow Shares	900	54
Total Other			246

Real Estate Investment Trusts — (0.0%)
	Longview Fibre Co.	67,165	1,398,375

Telecommunication Services — (7.1%)
*	@Road, Inc.	25,000	163,000
	Alltel Corp.	400	22,696
* #	American Tower Corp.	63,600	2,408,532
*	Arbinet-thexchange. Inc.	3,174	18,822
#	AT&T, Inc.	4,348,383	147,453,668
*	Boston Communications Group, Inc.	10,500	21,420
* #	Broadwing Corp.	36,600	553,758
	CenturyTel, Inc.	3,100	131,905
#	Citizens Communications Co.	92,500	1,310,725
#	CT Communications, Inc.	33,041	673,376
	D&E Communications, Inc.	18,768	238,166
	Embarq Corp.	47,279	2,432,505
*	General Communications, Inc. Class A	15,980	243,855

29

		Shares	Value†
*	IDT Corp.	6,935	$93,345
*	IDT Corp. Class B	69,700	904,009
*	LCC International, Inc. Class A	18,800	66,364
*	Leap Wireless International, Inc.	34,284	1,945,617
* #	Level 3 Communications, Inc.	22,100	118,014
*	Premiere Global Services, Inc.	3,900	31,785
	Price Communications Corp.	47,738	914,183
*	Qwest Communications International, Inc.	97,600	750,544
#	Sprint Nextel Corp.	2,271,286	44,312,790
*	SunCom Wireless Holdings, Inc.	23,425	21,317
	SureWest Communications	17,839	441,694
*	TALK America Holdings, Inc.	13,100	104,538
	Telephone & Data Systems, Inc.	80,700	4,168,962
	Telephone & Data Systems, Inc. Special Shares	49,700	2,393,055
*	Time Warner Telecom, Inc.	6,998	127,644
*	United States Cellular Corp.	37,100	2,497,572
	Verizon Communications, Inc.	2,010,700	70,253,858
*	Wireless Facilities, Inc.	17,500	40,950
Total Telecommunication Services			284,858,669

Utilities — (0.3%)
	Connecticut Water Services, Inc.	10,500	229,425
#	New Jersey Resources Corp.	29,200	1,511,100
#	Questar Corp.	36,500	3,148,125
*	Reliant Energy, Inc.	280,000	3,757,600
	South Jersey Industries, Inc.	44,600	1,487,410
Total Utilities			10,133,660
TOTAL COMMON STOCKS			3,496,235,248

RIGHTS/WARRANTS — (0.0%)
* #	RCN Corp. Warrants 12/21/06	8	0

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (12.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $690,897,323 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 11/01/34 to 11/01/36 & FNMA, rates ranging from 4.916%(r) to 5.945%(r), maturities ranging from 12/01/12 to 06/01/36, valued at $432,225,195) to be repurchased at $419,697,891	$419,636	419,636,111
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $50,755,000 FHLB Bonds 5.550%, 11/06/13, valued at $51,101,657) to be repurchased at $49,435,596	49,428	49,428,319
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $24,418,000 FNMA 4.374%, 10/01/35, valued at $23,588,281) to be repurchased at $23,242,350	23,239	23,239,000
TOTAL TEMPORARY CASH INVESTMENTS		492,303,430

TOTAL INVESTMENTS - (100.0%)
(Cost $2,884,640,453)		$3,988,538,678

See accompanying Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The DFA Investment Trust Company

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The U.S. Small Cap Value Series and The Tax-Managed U.S. Marketwide Value Series (constituting series within The DFA Investment Trust Company, hereafter referred to as the “Series”) as of November 30, 2006, and for the year then ended and have issued our unqualified report thereon dated January 23, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  Our audit included an audit of the Series’ investment portfolios (the “Portfolios”) as of November 30, 2006 appearing in Item 6 of this Form N-CSR.  These Portfolios are the responsibility of the Series’ management.  Our responsibility is to express an opinion on these Portfolios based on our audit.  In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

DFA Investment Dimensions Group Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio and Emerging Markets Core Equity Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Funds”) as of November 30, 2006, and for the year then ended and have issued our unqualified report thereon dated January 23, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  Our audit included an audit of the Funds’ investment portfolios (the “Portfolios”) as of November 30, 2006 appearing in Item 6 of this Form N-CSR.  These Portfolios are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these Portfolios based on our audit.  In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Dimensional Emerging Markets Value Fund Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Dimensional Emerging Markets Value Fund Inc. (the “Fund”) as of November 30, 2006, and for the year then ended and have issued our unqualified report thereon dated January 23, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of November 30, 2006 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Portfolio based on our audit. In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2007

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, the Registrant’s Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)                                 There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred second fiscal quarter covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a)(1)                    Code of Ethics is filed herewith.

(a)(2)                    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)                    This item is not applicable.

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Investment Group Inc.

By:	/s/David G. Booth
David G. Booth
Chairman, Director, President,
Chief Executive Officer and Chief Investment Officer

Date: February 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/David G. Booth
David G. Booth
Principal Executive Officer
Dimensional Investment Group Inc.

Date: February 6, 2007

By:	/s/Michael T. Scardina
Michael T. Scardina
Principal Financial Officer
Dimensional Investment Group Inc.

Date: February 6, 2007